UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2017

Fixed Income Alternatives Funds
Fixed Income Macro Strategies
Long Short Credit Strategies

Goldman Sachs Fixed Income Alternatives Funds

∎	FIXED INCOME MACRO STRATEGIES FUND

∎	LONG SHORT CREDIT STRATEGIES FUND

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

What Differentiates Goldman Sachs’ Fixed Income Macro Strategies Fund Investment Process?

The Goldman Sachs Fixed Income Macro Strategies Fund (the “Fund”) seeks to generate long-term absolute return. Changes in global fixed income and currency markets have created opportunities for generating attractive returns through fixed income alternative and unconstrained investment strategies.

Our investment process seeks to create excess returns by:

∎	Adopting a global perspective to compare and contrast investment opportunities around the world

∎	Employing eight specialist strategy teams that each conduct very detailed fundamental and quantitative research in their search for attractive investments

∎	Capturing the value in the inherent diversification benefits among the different investment strategies

∎	Using a disciplined risk-management approach to implement the strategy

We believe the following characteristics drive the implementation and execution of the Fund’s investment process:

∎	The Fund invests in a portfolio of fixed income, currency, and commodities in an attempt to generate returns different from traditional asset classes.

∎	Alternative investments do not necessarily move in tandem with traditional asset classes, such as stocks, bonds and credit. By adding them to the portfolio the Fund seeks to enhance its overall risk/return profile of its investors.

∎	The Fund seeks to generate returns in up and down markets when asset classes are in or out of favor.

∎	The Fund employs alternative investment techniques — such as hedging, leverage and shorting that may provide an opportunity for the Fund to achieve its goal of absolute returns.

∎	We have over 300 investment professionals covering multiple sectors of the global fixed income market who are focused on finding investment ideas for our portfolio.

∎	The senior professionals on the team have an average of over 20 years of investment experience through multiple market cycles.

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Goldman Sachs Fixed Income Macro Strategies Fund

Investment Objective

The Fund seeks to generate long-term absolute return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Investment Management Team discusses the Goldman Sachs Fixed Income Macro Strategies Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 1.35%, 0.57%, 1.73%, 1.62% and 1.03%, respectively. These returns compare to the 0.74% average annual total return of the Fund’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (“the Index”) during the same time period.

Because the composition of the Index (e.g., short-term cash securities) is not comparable to the range of instruments in which the Fund may transact (e.g., various fixed income, currency and commodities instruments), references to the Index are for informational purposes only and are not an indication of how the Fund is managed.

Q	What economic and market factors most influenced the fixed income market as a whole during the Reporting Period?

A	In the second quarter of 2016 when the Reporting Period began, spread, or non-government bond, sectors rallied on stabilization of commodities prices as well as on declining fears about slowing economic growth in China and the potential for a U.S. economic recession. Global interest rates broadly declined amid continued accommodative monetary policy from the world’s central banks. In the U.S., minutes from the Federal Reserve’s (the “Fed”) April 2016 policy meeting, released in mid-May 2016, suggested to many observers that policymakers might raise interest rates in June 2016 if U.S. economic growth strengthened, employment data firmed and inflation rose toward the Fed’s 2% target. In early June 2016, however, the release of weak May 2016 employment data raised concerns about the health of the U.S. economy, pushing down market expectations of a Fed rate hike. Indeed, the Fed did not raise interest rates at its June 2016 policy meeting. In the last week of June 2016, the unexpected “leave” vote in the U.K. referendum on membership in the European Union, popularly known as Brexit, renewed investor uncertainty about the path of global economic growth. Spread sectors withstood the Brexit vote relatively well, selling off at first but then recovering most of their losses afterwards. The U.S. dollar strengthened versus most global currencies during the second calendar quarter, though it weakened against the Japanese yen.

During the third calendar quarter, spread sectors continued to advance. Overall, global interest rates remained low, as the world’s central banks remained broadly accommodative. In July 2016, however, the Fed’s policy statement was more hawkish than most observers expected, reflecting cautious optimism amid the market’s relatively muted reaction to the Brexit outcome and strengthening U.S. economic data. (Hawkish tends to suggest higher interest rates; opposite of dovish.) The July 2016 U.S. non-farm payrolls report showed 255,000 new jobs added, exceeding market expectations and countering a disappointing second quarter 2016 Gross Domestic Product (“GDP”) report that showed growth of 1.2%. The European Central Bank (“ECB”) kept interest rates unchanged during July 2016. The Bank of Japan (“BoJ”), meanwhile, fell short of market expectations with the announcement of an equity purchase program but no change to key monetary measures, such as an interest rate cut or increased government bond purchases. In August 2016, the Bank of England (“BoE”) unveiled a “timely, coherent and comprehensive package,” as described by Governor Mark Carney, which included a number of measures intended to help the U.K. economy navigate a post-Brexit environment. Although the ECB kept monetary policy unchanged during the month, the European and U.K. credit markets received technical, or supply/demand, support from the ongoing corporate bond purchases by their respective central banks. In the U.S., non-farm payroll gains moderated

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in August 2016 and manufacturing and services data weakened, but continued hawkish comments from the Fed boosted market expectations of a rate hike by the end of 2016. However, at its September 2016 policy meeting, the Fed kept short-term interest rates unchanged. In Japan, during September 2016, the BoJ announced a new “yield curve control” framework designed to steepen Japan’s government bond yield curve and alleviate the impact on financial institutions of low longer-term rates. (Yield curve indicates a spectrum of maturities.) During the third quarter of 2016, the U.S. dollar depreciated versus many world currencies.

In the fourth quarter of 2016, spread sectors generally outpaced government bond sectors. Commodity prices broadly stabilized, and crude oil prices rose following an agreement in November 2016 by the Organization of the Petroleum Exporting Countries (“OPEC”) and non-OPEC producers to cut production, which provided support for energy issuers within the corporate credit market as well as for oil-exporting emerging economies. Also, the results of the November 2016 U.S. presidential election signaled a regime change in monetary, fiscal and regulatory policy. Market expectations shifted toward a faster pace of Fed monetary policy tightening, increased fiscal stimulus and a potentially looser regulatory agenda. Soon after the U.S. election, global interest rates rose and the U.S. dollar strengthened versus most developed market and emerging market currencies. The U.S. economy strengthened, with strong job growth and increased consumer spending reported. In December 2016, the Fed raised the targeted federal funds rate by 0.25% to a range of between 0.50% and 0.75%. The rate hike pushed U.S. Treasury yields higher, with a notable increase in shorter-term yields, and led to additional appreciation in the U.S. dollar. In the Eurozone, the ECB announced it would reduce its monthly pace of asset purchases starting in April 2017 but said it would maintain its monetary easing policies throughout 2017. Meanwhile, Italy voted to reject constitutional reforms, while the outcome of Austria’s election defied the populist tide that had claimed victories in the U.K. and U.S. during 2016.

During the first quarter of 2017, government bond sectors sold off and spread sectors generally posted gains. Investors focused on the prospect of pro-growth policies from the Trump Administration, which helped boost business and consumer sentiment to near record levels, and also on the positive impact of earlier fiscal stimulus in China. Global purchasing managers’ indices pointed to solid expansion across the largest global economies, the U.S. in particular. In Europe, economic data strengthened and political risk remained contained, as markets weathered the official start of Brexit negotiations. The far right lost to centrists in the Netherlands’ election. In France, polls reflected a relatively low chance of victory for the far-right candidate in its upcoming presidential vote. Monetary policy presented few surprises during the first calendar quarter, as the ECB, BoJ and BoE kept policy unchanged. In March 2017, the ECB raised its economic growth and inflation forecast. The same month, Fed policymakers raised the targeted federal funds rate by 0.25% to a range between 0.75% and 1.00%. Minutes from the meeting suggested the Fed might start reducing its balance sheet near the end of 2017. The U.S. dollar weakened versus many global currencies during the first calendar quarter.

For the Reporting Period overall, high yield corporate bonds and sovereign emerging markets debt generated double-digit gains, outperforming U.S. Treasuries by a wide margin. Investment grade corporate bonds also outpaced U.S. Treasuries. In addition, commercial mortgage-backed securities, agency securities, asset-backed securities and mortgage-backed securities outperformed U.S. Treasuries, though more modestly. The U.S. Treasury yield curve flattened during the Reporting Period, as yields on shorter- and intermediate-term maturities rose more than yields on longer-term maturities. The yield on the bellwether 10-year U.S. Treasury rose approximately 61 basis points to end the Reporting Period at 2.39%. (A basis point is 1/100th of a percentage point. A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows.)

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund seeks long-term absolute return through the implementation of relative value, long/short, absolute return, macro and other strategies that aim to exploit disparities or inefficiencies in the global fixed income, currency and commodities markets. Relative value strategy means to simultaneously take long and short positions within an investment portfolio. A long/short strategy seeks to produce returns with risk and volatility that are uncorrelated with general global market risk and volatility by simultaneously taking long and short exposures in approximately equal amounts. Absolute return is the return of an investment and is not relative to a benchmark. We believe absolute return performance may be uncorrelated to fixed income and equity markets over the long-term. The Fund may also employ a macro hedge to seek to mitigate the risk of market movements

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PORTFOLIO RESULTS

(either up or down), potentially enabling the Fund to pursue returns in a variety of market cycles. In addition, the Fund may use derivatives instead of buying and selling bonds to manage duration, to gain exposure to or to short individual securities, or to gain exposure to an index. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Investment ideas for the Fund are generated through our specialized top-down and bottom-up strategy teams, in the following areas: Tactical Duration; Country Relative Value; Fundamental Currency; Commodities; Sector Allocation; Government and Swaps; Liquid Mortgages; and Emerging Markets Debt.

Derivatives are used in combination with cash securities to implement our views in the Fund. During the Reporting Period, the Fund generally outperformed the Index due primarily to its Emerging Markets Debt, Government and Swaps, and Country Relative Value strategies. Within the Emerging Markets Debt strategy, the Fund benefited from its long positions in Venezuelan external debt and Brazilian local debt. Regarding Venezuela, we think valuations imply a material probability of debt restructuring, and we believe there is the possibility of meaningful recovery in the event of a default. Brazilian local debt has performed well, with the central bank continuing to cut interest rates aggressively as it tries to combat the worst recession the country has experienced. The Emerging Markets Debt strategy is implemented using cross currency swaps. Within the Government and Swaps strategy, the Fund was helped by its steepening positions on the U.S. Treasury and European government bond yield curves. Curve steepening positions were implemented through interest rate swaps. In addition, the Fund’s long positions in Treasury inflation protected securities (“TIPS”) versus its short position in crude oil contributed positively. These positions performed well as the U.S. economic outlook improved during the Reporting Period. The results of the November 2016 U.S. presidential election also increased inflation expectations among market participants as the new administration seemed likely to propose a platform of expansionary fiscal policies, such as infrastructure spending and tax reform. The Government and Swaps strategy is actively implemented via interest rate swaps and/or futures. Within the Country Relative Value strategy, the Fund gained from its long positions in Canadian and European interest rates. The ECB remained accommodative in its quantitative easing programs during the Reporting Period, which included the implementation of a corporate sector asset purchase program in June 2016. The Bank of Canada remained cautious amid both uncertainty and weakness in the oil markets as well as risks from potential changes in U.S. trade policy. Additionally, core inflation dynamics were soft, further supporting accommodative policy. (Core inflation excludes certain items, such as products in the energy and food sectors, that could experience volatile price movements.) The Country Relative Value strategy is actively implemented via interest rate swaps and/or futures.

The Commodities and Tactical Duration strategies detracted from the Fund’s performance during the Reporting Period. Within the Commodities strategy, the Fund was hurt during the second quarter of 2016 by its short positions in soybeans and crude oil. At that time, the overall commodity complex rallied due in part to a weaker U.S. dollar and increased investor interest. Soybeans, in particular, outperformed because of supply and demand dynamics and other technical factors. Crude oil prices rallied, reaching 10-month highs during the second calendar quarter, despite the failure of global oil producers to reach an agreement on a production freeze. A strike in Kuwait, coupled with a string of production outages, also helped drive prices higher. The Commodities strategy uses a blend of commodity futures and options. Within its Tactical Duration strategy, the Fund was hampered during the Reporting Period by its short duration position on the U.S. Treasury yield curve. This bias detracted most notably after the Brexit vote, which led to heightened market volatility and a decline in longer-term U.S. Treasury yields. However, the Fund’s short duration position added value during August 2016 when volatility eased and the markets focused on a potential September 2016 Fed rate hike. It detracted from results in the first quarter of 2017 as the U.S. yield curve flattened. The Tactical Duration strategy is implemented via interest rate futures.

The Fund’s Fundamental Currency, Sector Allocation and Liquid Mortgages strategies did not have a meaningful impact on performance during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the Fund invested in interest rate futures, interest rate swaps, total return swaps, swaptions, options on futures, credit default swaps, equity index futures and options, non-deliverable forwards, forward foreign currency exchange contracts, currency options and cross currency swaps. The Fund used interest rate futures to hedge interest rate exposure, i.e., to manage exposure to fluctuations in interest rates, and to facilitate specific duration and yield curve strategies. Interest rate swaps were

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PORTFOLIO RESULTS

used to express our views on the direction of interest rates. Total return swaps were employed to manage the Fund’s yield curve exposures across various strategies. Swaptions (or options on interest rate swap contracts) were used to hedge interest rate exposure and manage the Fund’s exposure to potential market volatility. Options on futures were used within the Government and Swaps strategy to allow the Fund the right to enter into futures contracts. Credit default swaps were employed to implement specific credit-related investment strategies. Equity index futures and options were used as a means of reducing Fund volatility. Within the Fundamental Currency strategy, the Fund used non-deliverable currency forwards to gain exposure to a particular country and also to take advantage of relative value opportunities. The Fund also utilized forward foreign currency exchange contracts and currency options within the Fundamental Currency strategy to take long or short positions. Within the Emerging Markets Debt Strategy, the Fund employed cross currency swaps to express relative views on given currencies as well as our views on the direction of a country’s interest rates. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. Within the Liquid Mortgages strategy, the Fund used interest only and principal only strips. (Strips are a type of security for which the holder is only entitled to receive regular cash flows derived from incoming interest payments or principal repayments on an underlying loan pool.) During the Reporting Period, the use of derivatives and similar instruments had a negative impact on the Fund’s performance.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Within the Tactical Duration strategy, the Fund began the Reporting Period with short duration position on the U.S. Treasury yield curve. In October 2016, we shifted the Fund to a neutral duration but then re-established its short duration bias in December 2016, maintaining it through the end of the Reporting Period. Throughout the Reporting Period, the Fund held a neutral duration position on the European government bond yield curve. Within the Country Relative Value strategy, Fund began the Reporting Period with a small short position in Japanese interest rates, which we removed in August 2016. With regards to the Sector Allocation strategy, we made a tactical decision in December 2016 to remove the strategy and the Fund no longer held positions in non-agency securities. Within the Fund’s macro hedge, we added exposure to volatility through a long position in S&P 500® Index puts. (A put option is an option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time.)

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, within the Tactical Duration strategy, the Fund held a short duration position relative to the U.S. Treasury yield curve. In the Country Relative Value strategy, the Fund had a long position in Australian interest rates versus U.S. interest rates and a short position in long-term U.K. interest rates versus long-term European and U.S. interest rates. The Fund also held a long position in Canadian interest rates versus U.S. and Swedish interest rates. In the Fundamental Currency strategy, the Fund had short positions in the Japanese yen, Australian dollar and euro relative to the U.S. dollar. It also had long positions in the Norwegian krone, Swedish krona, Polish zloty and Mexican peso, in addition to short positions through a basket of Asian currencies, which included the Korean won and Taiwanese new dollar. Within the Commodities strategy, the Fund had long positions in natural gas and crude oil. It had long positions in zinc and copper versus short positions in aluminum. The Fund also had short positions in corn, wheat and soybeans. Within the Government/Swaps strategy, the Fund held relative value positions on the U.S., U.K., European, and Canadian government bond yield curves. The Fund also held a long position in inflation-linked securities in the U.S., Europe and Japan. Within the Emerging Markets Debt strategy, the Fund had long positions in Polish and Brazilian local debt. At the end of the Reporting Period, within the macro hedge, the Fund maintained a short position in S&P 500® Index futures.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, we expected two additional Fed rate hikes in 2017 due to ongoing positive U.S. economic data, notably from the labor market. Meanwhile, in Europe, market expectations about the end of the ECB’s accommodative monetary policy had moved forward, while inflation expectations in the medium term had remained stable. That said, we believe inflation expectations must increase to warrant the monetary policy tightening that was priced into the front, or short-term, end of the European government bond yield curve at the end of the Reporting

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PORTFOLIO RESULTS

Period. Also during 2017, we expect U.K. assets to underperform amid uncertain Brexit negotiations.

On a relative value basis, at the end of the Reporting Period, the Fund held short positions in U.K. interest rates and the British pound versus long positions in European interest rates and the U.S. dollar. It was also positioned for steepening yield curves in the U.S., Europe and the U.K. In addition, the Fund had long positions in U.S. and Japanese inflation-linked securities at the end of the Reporting Period.

The Fund continued to be positioned at the end of the Reporting Period for tighter financial conditions in the U.S. compared to Asia and Europe, implemented via a short position in U.S. interest rates and a long position in the U.S. dollar. At the end of the Reporting Period, the Fund held a short position in European interest rates versus long positions in Japanese and U.S. interest rates because we expected U.S. and Japanese monetary policy to remain accommodative amid a subdued core inflation backup. In Europe, we do not expect the ECB’s recent upward revisions to economic growth and inflation expectations to be realized.

At the end of the Reporting Period, we had increased the Fund’s exposure to emerging markets currencies and cyclical European currencies (i.e., those that could benefit from improving European growth, such as the Polish zloty, Swedish krona and Norwegian krone), while reducing its exposure to the U.S. dollar. The key themes for the currency markets, in our view, include a relatively dovish trajectory for Fed monetary policy, a reduced likelihood that reflationary U.S. policy proposals, such as the border-adjusted tax, will be implemented, and continued momentum in overall global economic growth.

Looking ahead, we have a positive view on crude oil. In our view, U.S. inventories reflect seasonal patterns and a sharp increase in production by the Organization of the Petroleum Exporting Countries (“OPEC”) ahead of the cuts announced in November 2016. We also note that U.S. inventory data does not reflect global inventories, which we believe are starting to decline. Furthermore, global oil demand—notably from China — is robust. Overall, when crude oil and refined product inventories are considered together, the inventory peak, in our opinion, appears to be past.

In terms of U.S. fixed income, at the end of the Reporting Period, the Fund had only a modest exposure to agency mortgage-backed securities. The Fed’s March 2017 statement states that a reduction in balance sheet holdings of agency mortgage-backed securities and other securities is not anticipated “until normalization of the level of the federal funds rate is well underway.” We expect the discussion about reducing holdings to gain traction during the second quarter 2017, especially if the Fed raises rates in June 2017. In addition, at the end of the Reporting Period, the Fund held a short position in lower-coupon Ginnie Mae (“GNMA”) securities and an allocation to 4% coupon GNMA securities.

Index Definition
The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at yield equal to the current day fixing rate) and rolled into a new instrument.

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FUND BASICS

Fixed Income Macro Strategies Fund

as of March 31, 2017

PERFORMANCE REVIEW
April 1, 2016–March 31, 2017	Fund Total Return (based on NAV)[1]	Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index[2]
Class A	1.35%	0.74%
Class C	0.57	0.74
Institutional	1.73	0.74
Class IR	1.62	0.74
Class R	1.03	0.74

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “BofA/Merrill Lynch Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The BofA/Merrill Lynch Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at yield equal to the current day fixing rate) and rolled into a new instrument.

STANDARDIZED TOTAL RETURNS[3]
For the fiscal year ended 3/31/17	One Year	Since Inception	Inception Date
Class A	-2.40%	-2.55%	12/16/13
Class C	-0.43	-1.88	12/16/13
Institutional	1.73	-1.13	12/16/13
Class IR	1.62	-1.28	12/16/13
Class R	1.03	-1.59	12/16/13

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.73%	3.28%
Class C	2.48	4.03
Institutional	1.45	2.94
Class IR	1.48	3.03
Class R	1.98	3.53

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

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FUND BASICS

FUND COMPOSITION[5]
Percentage of Net Assets

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[6]	“Agency Debentures” include agency securities offered by companies such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), FNMA and FHLMC. GNMA instruments are backed by the full faith and credit of the U.S. Government.

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GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Performance Summary

March 31, 2017

The following graph shows the value, as of March 31, 2017, of a $1,000,000 investment made on December 16, 2013 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Fixed Income Macro Strategies Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from December 16, 2013 through March 31, 2017.

Average Annual Total Return through March 31, 2017	One Year	Since Inception
Class A (Commenced December 16, 2013)
Excluding sales charges	1.35%	-1.41%
Including sales charges	-2.40%	-2.55%

Class C (Commenced December 16, 2013)
Excluding contingent deferred sales charges	0.57%	-1.88%
Including contingent deferred sales charges	-0.43%	-1.88%

Institutional (Commenced December 16, 2013)	1.73%	-1.13%

Class IR (Commenced December 16, 2013)	1.62%	-1.28%

Class R (Commenced December 16, 2013)	1.03%	-1.59%

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GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

What Differentiates Goldman Sachs’ Long Short Credit Strategies Fund Investment Process?

The Goldman Sachs Long Short Credit Strategies Fund (the “Fund”) seeks an absolute return comprised of income and capital appreciation.

The Fund uses a bottom-up, fundamental approach with a focus on high conviction ideas across the corporate credit spectrum. Inefficiencies in the credit markets may provide attractive opportunities for investors. The Fund seeks to capitalize on these through an unconstrained approach, security selection and providing active downside management.

∎	The Fund is not limited by the traditional constraints of a benchmark strategy.

∎	The Fund uses a flexible and dynamic strategy that allows it to invest across the spectrum of corporate credit while seeking what we believe are the most attractive risk-adjusted return opportunities.

∎	The Fund invests across the spectrum of corporate credit including high yield, investment grade, bank loans, convertibles and preferred equity.

∎	The Fund seeks to identify issuers that offer compelling value through bottom-up security selection, with a focus on capital preservation.

∎	The Fund’s investment approach allows for flexibility in security selection, irrespective of industry, ratings and maturity constraints.

∎	The Fund manages long and short exposures to potentially generate absolute returns. A hedged approach allows the Fund to deploy tactical portfolio tilts via high yield index shorts.

∎	Dynamic portfolio management may enhance downside mitigation while providing investors access to security selection expertise.

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PORTFOLIO RESULTS

Goldman Sachs Long Short Credit Strategies Fund

Investment Objective

The Fund seeks an absolute return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Liberty Harbor Portfolio Management Team discusses the Goldman Sachs Long Short Credit Strategies Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 3.20%, 2.43%, 3.55%, 3.45% and 2.94%, respectively. These returns compare to the 0.74% average annual total return of the Fund’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”), during the same time period.

Because the composition of the BofA/Merrill Lynch Index (e.g. short-term cash securities) is not comparable to the range of instruments in which the Fund may transact (e.g., various credit-related instruments), references to the BofA/ Merrill Lynch Index are for informational purposes only and not an indication of how the Fund is managed.

Q	What economic and market factors most influenced the corporate credit markets as a whole during the Reporting Period?

A	During the Reporting Period, relatively stable commodity prices, supportive Federal Reserve (“Fed”) policy, rather steady U.S. economic data and moderate global economic growth led to gains across much of the corporate credit market. The U.S. economy provided an especially generally favorable backdrop for U.S. corporate credit.

Following a challenging first quarter of 2016, credit markets experienced a significant rally, with credit spreads, or yield differentials to U.S. Treasuries, tightening for the remainder of 2016 and into 2017. In our view, much of the corporate credit rally during the Reporting Period was driven by technicals, or supply/demand factors, as fundamentals remained mostly unchanged. There were short bouts of volatility, including that in late June 2016 related to the unexpected U.K. referendum vote to leave the European Union, popularly known as Brexit. However, both U.S. equity and credit markets quickly rebounded. There was also some dispersion and choppiness in both the equity and credit markets immediately after the U.S. presidential election in November 2016 amid investor uncertainty about the Trump administration. (Dispersion is defined as the variability of returns from a particular trading strategy or portfolio.) However, investor and market sentiment rather quickly shifted to optimism, with a focus on Mr. Trump’s talk of a pro-growth fiscal stimulus policy. This generally positive investor sentiment towards the broader economy persisted through February 2017, driving U.S. risk assets to rally in anticipation of pro-growth fiscal policy outcomes, including tax reform, infrastructure spending and regulatory changes. In early March 2017, credit markets experienced a sell-off, largely driven by uncertainty surrounding the success and timeline of U.S. fiscal stimulus and health care policy changes, as the repeal of the Affordable Care Act floundered in Congress. Volatility heightened with the sell-off and the subsequent rally in late March 2017, driven primarily by economic data that seemed to be trending positively.

There was also investor uncertainty through much of the Reporting Period surrounding Fed monetary policy. For most of 2016, the Fed took an accommodative, supportive approach toward interest rate hikes. Both the June 2016 and September 2016 potential U.S. interest rate hikes came and went without being implemented. However, in December 2016, the Fed agreed to raise the targeted federal funds rate by 25 basis points, largely due to a labor market that had continued to strengthen and economic activity that had been expanding at a moderate pace since mid-year 2016. Further improvement in economic data led the Fed to increase interest rates again — by an additional 25 basis points — at its March 2017 meeting. Even with these increases, the Fed’s stance on monetary policy remained accommodative, as it indicated further interest rate hikes in 2017 are expected to be gradual. (A basis point is 1/100th of a percentage point.)

12

PORTFOLIO RESULTS

Further supporting the corporate credit market during the Reporting Period was the fact that commodities remained at rather consistent prices, and some marginal price increases led to improved consumer and investor sentiment. At the same time, headline inflation remained subdued during the Reporting Period. (Headline inflation is defined as the raw inflation figure as reported through the Consumer Price Index (“CPI”) that is released monthly by the Bureau of Labor Statistics.)

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	As a part of our investment philosophy, we apply a value-oriented approach to credit market investing, with a focus on capital preservation via high conviction ideas. Consistent with the cornerstone of our fundamentally-based investment process focused on bottom-up security selection, the Fund’s performance during the Reporting Period was attributable to individual security selection.

We maintained our focus on corporate fundamentals and earnings during the Reporting Period. The Fund’s positive performance during the Reporting Period was broad-based, attributable to long positioning in communications, consumer cyclicals and capital goods credits. The largest individual contributors during the Reporting Period included long positions in Bombardier, Windstream Services and APX Group. The Fund’s interest rate swaps, which are used to hedge duration, also modestly contributed to performance.

Within the Fund’s long positioning, there were no sectors that materially detracted from performance. That said, the three largest individual detractors during the Reporting Period were the Fund’s positions in Concordia International, Prairie Provident Resources and Jack Cooper Holdings. The Fund’s tactical short position in a high yield credit default swap index, a position taken in an effort to mitigate risk and serve as a portfolio market hedge, detracted from its results during the Reporting Period.

Importantly, since the Fund’s portfolio is constructed through bottom-up, fundamental research and not relative to a benchmark, there is no requirement to hold issues from any single company or sector.

Q	Which segments of the corporate credit sector most significantly affected Fund performance?

A	The corporate credit markets, as mentioned earlier, broadly rallied during the Reporting Period, driven largely, in our view, by technicals, while fundamentals remained unchanged. U.S. high yield corporate bonds were one of the strongest performers during the Reporting Period, as spreads narrowed to near historic average levels. Gains were broad-based across virtually all segments of the corporate credit sector. As such, our ability to identify select issuers within the corporate credit sector contributed positively to the Fund’s performance during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process. However, the Fund does implement interest rate swaps, which serve as a hedge to select long positions. The Fund’s interest rate swap positions modestly contributed to performance, as rates widened during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used credit default swaps via a short position in a credit default swap high yield index to tactically hedge market risk, which detracted from performance. The Fund used interest rate swaps to hedge the interest rate risk of certain bonds, thereby limiting the Fund’s exposure to changes in interest rates. Interest rate swaps modestly contributed to Fund performance during the Reporting Period. The Fund used foreign currency exchange forward contracts to hedge the currency risk in non-U.S. dollar-denominated issues to U.S. dollars. This had a rather neutral impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we continued to pursue investment opportunities based on fundamental, bottom-up research, which, in our view, offered compelling risk-adjusted return potential.

We saw increasingly greater investment opportunities in secured high yield, as there were what we considered to be attractive issuances in the market. Secured high yield generally provides for enhanced protection and often more attractive terms, in our view, given its position in the capital structure. We further believe secured high yield may often provide a better risk-adjusted reward during volatile economic times. (Secured high yield are high yield bonds collateralized by an asset.) We also saw increasing opportunities in bank loans during the Reporting Period

13

PORTFOLIO RESULTS

given the anticipated rising interest rate environment for 2017. During the Reporting Period, we increased the Fund’s allocation to both secured high yield bonds and bank loans.

We also found what we considered to be compelling opportunities in short duration bonds, especially toward the very short-term end of the yield curve, or spectrum of maturities. We maintained our favor toward short-dated high yield credit securities, which, in our view, offer attractive risk-adjusted yields and some insulation from a potential increase in interest rates. We believe these securities are attractive for maintaining yield while limiting overall interest rate exposure, particularly given Fed interest rate hikes in the last several months of the Reporting Period and anticipated further interest rate increases as 2017 progresses.

We took a cautious view in the Fund during much of the second half of the Reporting Period given the rally in the corporate credit markets seen throughout 2016 and into 2017 and the potential volatility related to both geopolitical events and macroeconomic uncertainty. One of the key tenets of our investment philosophy is capital preservation, which leads us to take a more defensive, cautious position given certain market conditions. We also believe our hedged approach may provide for active downside management for investors seeking to mitigate market risk and volatility.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was defensively positioned based on our cautious view of the market at the end of March 2017. The Fund remained focused on higher quality issuers in the capital structure and companies with what we considered to be strong cash flow.

Reflecting our modestly defensive Fund positioning, as of March 31, 2017, approximately 59% of the Fund’s total net assets was invested in unsecured debt obligations, 18% in secured debt obligations, 13% in bank loans, 13% in investment grade corporate bonds, less than 1% in preferred and other equity securities and 7% in cash and cash equivalents. The Fund’s notional derivative exposure, calculated as a percentage of total net assets, was -30% in a credit default swap high yield index. The Fund had a total of 154 holdings from 118 issuers at March 31, 2017, with the Fund’s top long corporate issuers, as measured by a percentage of total net assets invested, being Bombardier, Dana and Cheniere Energy.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed the economic backdrop was generally positive for the corporate credit market but that we may still see bouts of volatility ahead given broad macro uncertainties, including geopolitics, interest rate increases and global economic growth.

We believed we may especially see increased volatility within the corporate credit market during the second half of 2017, as the Trump administration’s policy execution and implementation, or lack thereof, may become more apparent. We believe we may also see a slight uptick in defaults as interest rates rise, though much of the default risk may be mitigated by economic growth and modestly improved, relatively stable oil prices.

Given this view, we believe a sound approach, grounded in fundamentals with a focus on capital preservation, may offer a compelling means to navigate the current and anticipated market environment in the months ahead. We believe heightened volatility may lead to periods of technical dislocations in the market, which may provide for attractive single-name investing opportunities. While we continued to see value in the credit markets at the end of the Reporting Period, we believe that security selection and a focus on fundamentals will be increasingly important as we venture further into an interest rate rising environment. Further, we believe the Fund’s ability to be flexible across the corporate credit spectrum — high yield, loans, bank loans and investment grade credit — enables the Fund to step in and seek to take advantage of market opportunities when inefficiencies arise as well as to capitalize on changing market conditions.

14

PORTFOLIO RESULTS

Index Definition
The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at yield equal to the current day fixing rate) and rolled into a new instrument.

15

FUND BASICS

Long Short Credit Strategies Fund

as of March 31, 2017

PERFORMANCE REVIEW
April 1, 2016–March 31, 2017	Fund Total Return (based on NAV)[1]	Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	3.20%	0.74%	3.13%	2.81%
Class C	2.43	0.74	2.51	2.18
Institutional Shares	3.55	0.74	3.60	3.26
Class IR	3.45	0.74	3.49	3.17
Class R	2.94	0.74	3.00	2.67

[1]	The net asset value (“NAV”) represents the net assets of the Fund (ex-dividend) divided by the total number of shares outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “BofA/Merrill Lynch Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The BofA/Merrill Lynch Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at yield equal to the current day fixing rate) and rolled into a new instrument.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

16

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the fiscal year ended 3/31/17	One Year	Five Years	Since Inception	Inception Date
Class A	-0.68%	N/A	-1.30%	4/30/14
Class C	1.40	N/A	-0.75	4/30/14
Institutional[5]	3.55	2.86%	5.37	6/15/09
Class IR	3.45	N/A	0.25	4/30/14
Class R	2.94	N/A	-0.24	4/30/14

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect the maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1.00% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

[5]	The average annual total return figures for the Fund’s Institutional Shares, which do not impose an initial sales charge, do not reflect an initial sales charge for the periods shown. Prior to March 24, 2014 (the effective date of the reorganization of the Goldman Sachs Credit Strategies Fund (the “Predecessor Fund”) into the Fund) the maximum initial sales charge applicable to sales of Common Shares of the Predecessor Fund was 2.50%, which is not reflected in the average annual total return figures shown. The Predecessor Fund commenced operations on June 15, 2009.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund (the “Predecessor Fund”), a closed-end management investment company that was operated as an “interval fund,” was reorganized with and into the Fund. Because the Predecessor Fund is the accounting survivor, the Fund has assumed the Predecessor Fund’s historical performance. The performance information shown in this report is for the Predecessor Fund for the period prior to March 24, 2014, and reflects the Predecessor Fund’s investment strategies and policies. However, the Fund’s current investment strategies and policies, including the ability to implement short positions, are different from those of the Predecessor Fund, with shareholders of the Predecessor Fund receiving Institutional Shares of the Fund upon consummation of the reorganization. As a result, the Fund’s performance may differ substantially from what is shown for periods prior to March 24, 2014.

17

FUND BASICS

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.47%	1.59%
Class C	2.22	2.34
Institutional	1.13	1.25
Class IR	1.22	1.34
Class R	1.72	1.85

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

18

FUND BASICS

TOP TEN INDUSTRY ALLOCATIONS[8]
As of March 31, 2017	Percentage of Net Assets
Automotive	13.0%
Media — Cable	8.0
Consumer Cyclical Services	6.5
Health Care — Services	5.0
Oil Field Services	4.8
Energy — Exploration & Production	4.6
Technology — Hardware	3.8
Aerospace & Defense	3.7
Pipelines	3.6
Telecommunications — Wireless	3.4

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

19

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Performance Summary

March 31, 2017

The following graph shows the value, as of March 31, 2017, of a $1,000,000 investment made on June 15, 2009 (the date on which the Predecessor Fund commenced operations) in Institutional Shares at NAV. The performance data in the graph for the Fund’s Institutional Shares, which do not impose an initial sales charge, do not reflect an initial sales charge for the period shown. Prior to March 24, 2014 (the effective date of the reorganization of the Predecessor Fund into the Fund), the maximum initial sales charge applicable to sales of Common Shares of the Predecessor Fund was 2.50%, which is not reflected in the following graph. For comparative purposes, the performance of the Fund’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and repurchase cash flows affecting the Fund.

Long Short Credit Strategies Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from June 15, 2009 through March 31, 2017.

Average Annual Total Return through March 31, 2017	One Year	Five Years	Since Inception*
Class A (Commenced April 30, 2014)
Excluding sales charges	3.20%	N/A	0.00%
Including sales charges	-0.68%	N/A	-1.30%

Class C (Commenced April 30, 2014)
Excluding contingent deferred sales charges	2.43%	N/A	-0.75%
Including contingent deferred sales charges	1.40%	N/A	-0.75%

Institutional (Commenced March 24, 2014)**	3.55%	2.86%	5.37%

Class IR (Commenced April 30, 2014)	3.45%	N/A	0.25%

Class R (Commenced April 30, 2014)	2.94%	N/A	-0.24%

*	The since-inception return for Institutional Shares is from the date on which the Predecessor Fund commenced operations, June 15, 2009.
**	Effective at the close of business on March 21, 2014, the Predecessor Fund, a closed-end management investment company that was operated as an “interval fund,” was reorganized with and into the Fund, with shareholders of the Predecessor Fund receiving Institutional Shares of the Fund upon consummation of the reorganization. Because the Predecessor Fund is the accounting survivor, the Fund has assumed the Predecessor Fund’s historical performance. The performance information shown in this report is for the Predecessor Fund for the period prior to March 24, 2014, and reflects the Predecessor Fund’s investment strategies and policies. However, the Fund’s current investment strategies and policies, including the ability to implement short positions, are different from those of the Predecessor Fund. As a result, the Fund’s performance may differ substantially from what is shown for periods prior to March 24, 2014.

20

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments

March 31, 2017

Principal Amount		Interest Rate		Maturity Date	Value
Foreign Sovereign Debt Obligations – 27.1%
Argentinian Peso – 1.4%
	Republic of Argentina
ARS	1,710,000	22.808	%(a)	10/09/17	$111,929
	4,010,000	22.806	(a)	03/01/18	266,569
	600,000	22.750		03/05/18	40,498
	180,000	22.488	(a)	03/11/19	12,140
	2,230,000	18.200		10/03/21	155,728
	1,030,000	16.000		10/17/23	69,800
	1,810,000	15.500		10/17/26	124,235

					780,899

Brazilian Real – 3.4%
	Brazil Letras do Tesouro Nacional(b)
BRL	3,741,000	0.000		01/01/18	1,114,564
	Brazil Notas do Tesouro Nacional
	2,243,007	6.000		08/15/50	801,422

					1,915,986

Dominican Peso – 0.3%
	Dominican Republic
DOP	6,700,000	11.375		07/06/29	143,664

Hungarian Forint – 1.4%
	Hungary Government Bond
HUF	146,120,000	3.000		06/26/24	510,603
	52,310,000	5.500		06/24/25	212,301
	15,280,000	3.250		10/22/31	49,721

					772,625

Japanese Yen – 7.8%
	Japanese Government CPI Linked Bond
JPY	470,093,575	0.100		03/10/26	4,452,651

Mexican Peso – 8.3%
	United Mexican States
MXN	4,457,560	0.000	(b)	05/11/17	236,006
	12,292,170	0.000	(b)	05/25/17	649,804
	8,915,120	0.000	(b)	06/08/17	470,581
	60,444,330	0.000	(b)	06/22/17	3,175,561
	3,006,300	8.000		11/07/47	170,378

					4,702,330

Polish Zloty – 2.0%
	Poland Government Bond
PLN	4,740,000	1.750		07/25/21	1,147,810

Russian Ruble – 2.5%
	Russian Federation Bond
RUB	13,510,000	7.750		09/16/26	237,838
	9,200,000	7.050		01/19/28	153,585
	38,120,000	8.500		09/17/31	707,656
	19,660,000	7.700		03/23/33	338,769

					1,437,848

Foreign Sovereign Debt Obligations – (continued)
South African Rand – 0.0%
	Republic of South Africa
ZAR	140,000	8.500%		01/31/37	9,339

	TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
	(Cost $14,512,185)				$15,363,152

Mortgage-Backed Obligations – 9.9%
Collateralized Mortgage Obligations – 9.9%
Interest Only(c) – 2.0%
	FHLMC STRIPS Series 304, Class C45
	$432,183	3.000%		12/15/27	$41,236
	FNMA REMIC Series 2015-34, Class LS(a)
	768,900	5.118		06/25/45	149,912
	GNMA REMIC Series 2013-183, Class NI
	772,851	4.500		10/20/42	107,009
	GNMA REMIC Series 2014-133, Class NI
	563,404	5.000		09/20/44	118,993
	GNMA REMIC Series 2015-129, Class IC
	929,970	4.500		09/16/45	180,129
	GNMA REMIC Series 2015-14, Class IO
	1,059,132	5.000		10/20/44	225,140
	GNMA REMIC Series 2015-63, Class IY
	895,514	4.000		05/20/45	153,201
	GNMA REMIC Series 2015-95, Class GI
	681,738	4.500		07/16/45	145,301

					1,120,921

Inverse Floaters(a) – 7.9%
	FHLMC REMIC Series 3852, Class SW
	764,843	5.088		05/15/41	122,971
	FHLMC REMIC Series 4314, Class SE
	1,518,762	5.138		03/15/44	269,038
	FHLMC REMIC Series 4372, Class SH
	1,465,281	5.188		08/15/44	259,874
	FHLMC REMIC Series 4431, Class ST
	812,049	5.188		01/15/45	166,505
	FHLMC REMIC Series 4583, Class ST
	892,643	5.088		05/15/46	172,380
	FNMA REMIC Series 2013-121, Class SA
	904,362	5.118		12/25/43	143,412
	FNMA REMIC Series 2013-96, Class SW
	427,061	5.118		09/25/43	67,284
	FNMA REMIC Series 2014-19, Class MS
	403,076	5.618		11/25/39	52,176
	FNMA REMIC Series 2014-74, Class SC
	1,590,743	5.118		11/25/44	285,173
	FNMA REMIC Series 2015-20, Class ES
	805,145	5.168		04/25/45	170,186
	FNMA REMIC Series 2015-22, Class DS
	801,315	5.218		04/25/45	168,132
	FNMA REMIC Series 2015-79, Class SA
	662,652	5.268		11/25/45	108,877
	FNMA REMIC Series 2015-82, Class MS
	926,628	4.718		11/25/45	132,790

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Inverse Floaters(a) – (continued)
FNMA REMIC Series 2015-86, Class BS
$361,659	4.718%	11/25/45	$53,031
GNMA REMIC Series 2010-1, Class SD
96,852	4.812	01/20/40	15,570
GNMA REMIC Series 2010-20, Class SE
1,367,180	5.272	02/20/40	231,584
GNMA REMIC Series 2010-31, Class SA
626,916	4.772	03/20/40	96,296
GNMA REMIC Series 2010-37, Class SG
438,252	4.722	03/20/40	66,265
GNMA REMIC Series 2010-68, Class SD
728,682	5.602	06/20/40	134,312
GNMA REMIC Series 2010-85, Class SN
369,843	4.962	07/20/40	65,658
GNMA REMIC Series 2010-90, Class ES
232,686	4.972	07/20/40	36,629
GNMA REMIC Series 2013-113, Class SA
393,051	5.722	08/20/43	73,679
GNMA REMIC Series 2013-134, Class DS
214,100	5.122	09/20/43	35,586
GNMA REMIC Series 2013-91, Class SP
616,587	5.322	01/20/42	79,506
GNMA REMIC Series 2014-133, Class BS
490,797	4.622	09/20/44	73,692
GNMA REMIC Series 2014-41, Class SA
250,567	5.122	03/20/44	41,876
GNMA REMIC Series 2015-110, Class MS
1,083,664	4.732	08/20/45	163,516
GNMA REMIC Series 2015-111, Class SM
642,561	5.222	08/20/45	109,715
GNMA REMIC Series 2015-112, Class SB
619,237	4.762	08/20/45	93,931
GNMA REMIC Series 2015-123, Class SE
623,988	4.742	09/20/45	92,417
GNMA REMIC Series 2015-126, Class HS
1,249,820	5.222	09/20/45	208,990
GNMA REMIC Series 2015-141, Class HS
284,120	5.222	10/20/45	47,509
GNMA REMIC Series 2015-142, Class SA
778,284	4.742	10/20/45	115,814
GNMA REMIC Series 2015-168, Class SD
332,347	5.222	11/20/45	54,593
GNMA REMIC Series 2015-64, Class SG
1,625,823	4.622	05/20/45	277,722
GNMA REMIC Series 2016-6, Class S
702,962	4.672	01/20/46	102,027
GNMA REMIC Series 2016-6, Class SB
740,499	4.672	01/20/46	113,578

			4,502,294

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $5,451,715)			$5,623,215

U.S. Treasury Obligations – 27.6%
United States Treasury Inflation Indexed Bonds
$1,606,048	0.125%	04/15/19	$1,629,994
1,762,526	0.125	04/15/20	1,789,457
511,260	0.125	07/15/24	506,955
205,016	0.250	01/15/25	203,417
50,290	0.875	02/15/47	49,583
682,715	0.125	04/15/18	688,729
307,326	0.125	04/15/21	310,719
United States Treasury Inflation Protected Securities
2,774,750	1.125	01/15/21	2,922,950
511,915	0.375	07/15/25	513,558
459,815	0.625	01/15/26	468,514
United States Treasury Notes
1,000,000	1.375	01/31/21	986,160
500,000	2.250	11/15/25	495,695
United States Treasury Strip Coupon(b)
1,000,000	0.000	05/15/35	585,550
2,600,000	0.000	11/15/35	1,496,716
1,300,000	0.000	05/15/36	735,410
4,100,000	0.000	08/15/36	2,301,453

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $16,497,650)			$15,684,860

Notional Amount	Exercise Price	Expiration Date	Value
Option Contracts Purchased – 0.6%
Options on Foreign Currency – 0.2%
Citibank NA
Call USD 2,705,000
Put JPY 306,611,750	$113.350	04/25/17	$6,722
Citibank NA
Put GBP 461,000
Call USD 539,370	1.170	04/28/17	23
Citibank NA
Put GBP 879,000
Call USD 1,063,590	1.210	04/28/17	956
Citibank NA
Put GBP 922,000
Call USD 1,152,500	1.250	04/28/17	8,554
Citibank NA
Put GBP 465,500
Call USD 530,670	1.140	04/21/17	—
Citibank NA
Put GBP 931,000
Call USD 1,135,820	1.220	04/21/17	1,103
Citibank NA
Call USD 1,322,000
Put JPY 150,047,000	113.500	04/26/17	3,141
Citibank NA
Put USD 1,056,000
Call MXN 19,536,000	18.500	05/19/17	11,278
Citibank NA
Put USD 886,000
Call BRL 2,746,600	3.100	05/26/17	9,692

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Notional Amount	Exercise Price	Expiration Date	Value
Option Contracts Purchased – (continued)
Options on Foreign Currency – (continued)
Citibank NA
Call USD 1,102,000
Put CAD 1,487,700	$1.350	04/04/17	$2
Citibank NA
Put USD 1,058,000
Call MXN 19,890,400	18.800	05/26/17	19,079
Citibank NA
Put EUR 1,104,000
Call CHF 1,175,760	1.065	02/09/18	24,606
Citibank NA
Put GBP 461,000
Call USD 530,150	1.150	04/27/17	2
Citibank NA
Put GBP 922,000
Call USD 1,134,060	1.230	04/27/17	3,015
Citibank NA
Put USD 792,000
Call INR 51,876,000	65.500	04/20/17	8,563

Contracts	Exercise Price	Expiration Date	Value

Options on Futures – 0.2%
Morgan Stanley & Co. LLC Call – Eurodollar
60	$98.000	09/15/17	$32,250
Morgan Stanley & Co. LLC Call – Eurodollar
119	98.125	09/15/17	22,312
Morgan Stanley & Co. LLC Call – Eurodollar
119	98.125	09/15/17	43,137
Morgan Stanley & Co. LLC Call – Eurodollar
60	98.250	09/15/17	7,500
Morgan Stanley & Co. LLC Put – Eurodollar
118	98.125	09/18/17	738
Morgan Stanley & Co. LLC Put – Eurodollar
118	98.500	09/18/17	15,488

Notional Amount	Exercise Rate	Expiration Date	Value
Option Contracts Purchased – (continued)
Interest Rate Swaptions – 0.2%
Bank of America Securities LLC Call – OTC – 1 year Interest Rate Swap
4,200,000	1.600%	05/02/17	$96,779
Bank of America Securities LLC Put – OTC – 1 year Interest Rate Swap
4,000,000	1.325	04/18/17	—
Bank of America Securities LLC Put – OTC – 1 year Interest Rate Swap
2,200,000	2.250	08/08/17	3,300
Deutsche Bank AG Call – OTC – 1 year Interest Rate Swap
1,900,000	2.710	05/23/17	43,994
JPMorgan Securities, Inc. Put – OTC – 1 year Interest Rate Swap
9,600,000	1.390	04/18/17	1
JPMorgan Securities, Inc. Put – OTC – 1 year Interest Rate Swap
9,600,000	1.890	04/18/17	6

TOTAL OPTION CONTRACTS PURCHASED
(Cost $632,394)			$362,241

Shares	Distribution Rate	Value
Investment Company(a)(d) – 24.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
13,951,169	0.617%	$13,951,169
(Cost $13,951,169)

TOTAL INVESTMENTS – 89.8%
(Cost $51,045,113)		$50,984,637

OTHER ASSETS IN EXCESS OF LIABILITIES – 10.2%		5,819,016

NET ASSETS – 100.0%		$56,803,653

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2017.
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(d)	Represents an Affiliated Fund.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

March 31, 2017

Currency Abbreviations:
ARS	—Argentine Peso
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EGP	—Egyptian Pound
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
BUBOR	—Budapest Interbank Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
CPI	—Consumer Price Index
EURO	—Euro Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
HIBOR	—Hong Kong Interbank Offered Rate
IBR	—Interbank Rate
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
OTC	—Over the Counter
PLC	—Public Limited Company
PRIBOR	—Prague Interbank Offered Rate
REMIC	—Real Estate Mortgage Investment Conduit
SHIBOR	—Shanghai Interbank Offered Rate
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
TELBOR	—Tel Aviv Interbank Offered Rate
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Citibank NA	ARS	3,231,000	USD	208,991	$209,717	04/03/17	$726
	ARS	3,335,511	USD	206,000	209,726	06/13/17	3,726
	AUD	310,883	JPY	26,151,649	237,154	06/21/17	1,483
	AUD	445,000	NZD	483,206	339,465	06/21/17	1,449
	AUD	754,021	USD	570,229	575,794	04/27/17	5,564
	AUD	2,480,522	USD	1,872,701	1,892,245	06/21/17	19,544
	BRL	2,755,584	USD	871,592	879,319	04/04/17	7,727
	CAD	226,661	AUD	223,000	170,637	06/21/17	523
	CAD	555,235	EUR	382,618	417,997	06/21/17	8,205
	CAD	932,281	USD	693,168	701,503	05/17/17	8,335
	CAD	4,392,872	USD	3,281,844	3,307,072	06/21/17	25,228
	CHF	1,833,006	EUR	1,712,527	1,839,113	06/21/17	4,963
	CNH	1,390,162	USD	202,172	202,229	04/05/17	56
	CNH	3,443,936	USD	499,386	500,778	04/10/17	1,392
	CNH	6,370,466	USD	918,178	921,180	06/21/17	3,002
	CNY	1,389,966	USD	195,412	201,825	04/05/17	6,413
	CNY	3,592,448	USD	517,495	521,539	04/11/17	4,044
	COP	169,732,890	USD	57,000	58,977	04/07/17	1,977
	COP	198,560,000	USD	68,000	68,900	04/17/17	900
	COP	1,202,829,272	USD	405,676	414,024	06/16/17	8,348
	COP	423,342,000	USD	142,744	144,695	08/11/17	1,952
	CZK	2,177,078	EUR	81,000	86,748	06/05/17	68
	CZK	6,571,337	EUR	244,053	262,064	06/13/17	790
	CZK	14,895,375	EUR	552,717	594,532	06/21/17	2,562
	CZK	3,627,585	EUR	135,000	145,036	07/10/17	303
	CZK	4,279,962	EUR	159,000	172,170	10/03/17	957
	CZK	8,844,774	EUR	330,621	357,205	11/21/17	151
	CZK	3,684,153	EUR	137,602	148,800	11/22/17	188
	EGP	599,175	USD	30,885	32,565	07/31/17	1,680
	EGP	627,802	USD	30,850	32,859	12/19/17	2,009
	EGP	189,454	USD	9,221	9,907	12/22/17	686
	EGP	465,980	USD	23,299	24,268	01/09/18	969
	EGP	503,208	USD	24,547	26,116	01/24/18	1,569
	EGP	633,149	USD	30,885	32,814	01/30/18	1,929
	EGP	598,982	USD	29,726	30,987	02/07/18	1,260
	EUR	26,962	CZK	720,748	28,877	06/21/17	109
	EUR	366,000	HUF	112,937,315	391,993	06/21/17	459
	EUR	1,322,730	NOK	12,070,981	1,416,669	06/21/17	9,601
	EUR	224,000	PLN	949,436	239,908	06/21/17	657
	EUR	578,925	SEK	5,491,251	620,040	06/21/17	4,743
	EUR	3,339,068	USD	3,555,206	3,568,871	05/11/17	13,664
	EUR	1,556,545	USD	1,661,141	1,667,092	06/21/17	5,948
	GBP	488,008	EUR	558,000	612,652	06/21/17	15,023
	GBP	3,775,000	USD	4,634,945	4,732,798	04/28/17	97,853
	GBP	806,750	USD	991,525	1,011,562	05/03/17	20,035
	GBP	1,279,856	USD	1,579,000	1,606,752	06/21/17	27,750
	HUF	393,370,462	EUR	1,265,418	1,363,742	06/21/17	8,457
	HUF	157,248,678	USD	539,299	545,153	06/21/17	5,854

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Citibank NA (continued)	IDR	2,175,111,673	USD	163,297	$163,370	04/07/17	$74
	IDR	1,895,212,940	USD	142,000	142,221	04/20/17	221
	IDR	3,327,232,154	USD	247,324	248,906	05/24/17	1,582
	IDR	4,345,403,458	USD	321,834	324,568	06/09/17	2,734
	IDR	5,059,828,742	USD	372,951	377,411	06/22/17	4,460
	INR	9,601,424	USD	147,825	147,970	04/03/17	145
	INR	28,668,827	USD	440,303	442,129	04/10/17	1,826
	INR	20,507,779	USD	313,000	315,984	04/20/17	2,984
	INR	25,381,644	USD	374,932	389,767	05/24/17	14,835
	INR	24,652,424	USD	371,561	376,542	07/14/17	4,983
	JPY	129,772,722	USD	1,147,432	1,166,171	04/12/17	18,740
	JPY	70,124,034	USD	622,049	631,938	06/21/17	9,889
	KRW	647,349,974	USD	567,000	579,070	04/03/17	12,070
	KRW	426,311,350	USD	371,000	381,477	04/06/17	10,477
	KRW	378,998,990	USD	328,795	339,187	04/10/17	10,392
	KRW	28,693,094	USD	24,919	25,680	04/17/17	762
	KRW	683,214,045	USD	607,169	611,495	04/20/17	4,326
	KRW	722,683,404	USD	636,334	647,435	07/13/17	11,101
	MXN	51,189,929	USD	2,601,417	2,716,155	05/12/17	114,738
	MXN	4,880,139	USD	253,440	258,474	05/23/17	5,034
	MXN	70,002,371	USD	3,553,028	3,692,140	06/21/17	139,111
	MYR	257,029	USD	57,610	57,787	05/18/17	176
	NOK	7,030,539	EUR	762,000	819,523	06/21/17	3,405
	NOK	489,917	SEK	508,617	57,108	06/21/17	117
	NZD	99,021	AUD	90,191	69,268	06/21/17	466
	NZD	2,392,504	USD	1,655,398	1,673,621	06/21/17	18,223
	PEN	458,118	USD	140,916	140,939	04/06/17	23
	PEN	454,953	USD	138,368	138,958	06/22/17	590
	PHP	7,135,297	USD	142,000	142,045	04/17/17	45
	PHP	14,356,984	USD	283,245	285,048	05/24/17	1,802
	PLN	8,384,308	EUR	1,944,130	2,112,786	06/21/17	30,586
	PLN	9,236,387	USD	2,263,562	2,327,503	06/21/17	63,941
	RUB	124,960,633	USD	2,130,573	2,196,655	05/15/17	66,082
	RUB	78,743,809	USD	1,160,200	1,380,409	05/26/17	220,209
	SGD	1,239,353	USD	881,896	886,539	06/21/17	4,643
	TRY	89,635	USD	24,360	24,414	05/05/17	54
	TRY	1,769,882	USD	471,670	475,673	06/21/17	4,003
	TWD	26,187,306	USD	849,000	863,017	04/05/17	14,017
	TWD	4,409,763	USD	143,000	145,345	04/10/17	2,345
	TWD	4,441,351	USD	143,000	146,408	04/13/17	3,408
	TWD	29,082,232	USD	947,107	959,018	04/20/17	11,911
	TWD	498,470	USD	16,376	16,444	04/28/17	69
	TWD	1,958,378	USD	63,501	64,795	07/11/17	1,294
	USD	1,755,239	AUD	2,285,485	1,743,465	06/21/17	11,775
	USD	2,533,180	BRL	7,910,560	2,524,294	04/04/17	8,885
	USD	1,985,084	BRL	6,335,000	1,979,834	07/05/17	5,251
	USD	343,000	CAD	455,590	342,980	06/21/17	20
	USD	108,550	CHF	107,538	107,614	05/10/17	936
	USD	238,000	CNH	1,641,874	237,417	06/21/17	583
	USD	282,238	EUR	262,403	280,462	05/11/17	1,776
	USD	5,559,016	EUR	5,152,563	5,518,494	06/21/17	40,521
	USD	145,042	GBP	115,250	144,509	05/03/17	534

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Citibank NA (continued)	USD	285,815	GBP	226,483	$284,330	06/21/17	$1,485
	USD	304,152	HKD	2,355,174	303,984	09/29/17	168
	USD	1,099,683	HKD	8,505,769	1,099,066	03/27/18	618
	USD	705,383	JPY	78,094,091	703,761	06/21/17	1,622
	USD	580,896	KRW	647,349,974	579,069	04/03/17	1,826
	USD	381,692	KRW	426,311,350	381,477	04/06/17	215
	USD	205,030	NOK	1,733,000	201,930	05/15/17	3,099
	USD	503,692	NZD	700,000	490,434	04/21/17	13,258
	USD	833,212	NZD	1,187,000	830,337	06/21/17	2,873
	USD	1,433,454	PLN	5,672,000	1,429,680	05/10/17	3,774
	USD	170,000	PLN	664,357	167,413	06/21/17	2,587
	USD	68,000	RUB	3,861,414	67,879	05/15/17	121
	USD	1,046,447	SEK	9,180,721	1,026,761	05/15/17	19,686
	USD	68,173	SEK	595,984	66,780	06/21/17	1,393
	USD	341,000	SGD	475,059	339,821	06/21/17	1,179
	USD	718,148	TWD	21,709,625	715,452	04/05/17	2,696
	USD	75,000	TWD	2,249,625	74,213	04/28/17	787
	USD	161,387	ZAR	2,123,664	157,328	05/05/17	4,059
	USD	1,965,529	ZAR	25,829,159	1,897,914	06/21/17	67,619
TOTAL							$1,358,070

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Citibank NA	AUD	1,964,590	USD	1,507,833	$1,498,672	06/21/17	$(9,163)
	BRL	12,993,450	USD	4,171,948	4,146,266	04/04/17	(25,683)
	BRL	6,102,698	USD	1,923,867	1,921,077	06/02/17	(2,790)
	CAD	109,316	GBP	65,909	82,296	06/21/17	(447)
	CHF	109,000	USD	110,026	109,077	05/10/17	(949)
	CLP	39,474,452	USD	59,765	59,760	04/20/17	(4)
	COP	196,364,688	USD	68,000	67,988	05/03/17	(12)
	CZK	4,513,323	EUR	167,735	179,125	04/28/17	(40)
	CZK	7,626,820	EUR	284,000	303,898	06/05/17	(13)
	CZK	3,701,740	EUR	137,970	147,751	06/21/17	(18)
	CZK	8,521,859	EUR	318,000	340,541	07/03/17	(259)
	CZK	12,910,476	EUR	481,896	516,179	07/10/17	(459)
	CZK	9,411,990	EUR	352,128	378,301	09/20/17	(647)
	CZK	3,193,398	EUR	119,424	128,363	09/21/17	(163)
	CZK	3,696,818	EUR	138,251	149,300	11/21/17	(4)
	CZK	14,729,432	EUR	552,274	596,821	01/03/18	(1,064)
	EGP	590,352	USD	33,990	31,318	11/03/17	(2,672)
	EGP	530,700	USD	29,000	28,104	11/09/17	(896)
	EUR	317,000	CAD	455,356	339,513	06/21/17	(3,293)
	EUR	809,356	CHF	866,705	866,837	06/21/17	(2,756)
	EUR	330,621	CZK	8,897,012	354,101	06/21/17	(1,013)
	EUR	1,838,187	GBP	1,596,370	1,968,734	06/21/17	(35,373)
	EUR	159,000	HUF	49,133,401	170,292	06/21/17	(45)
	EUR	2,239,348	JPY	271,485,894	2,398,385	06/21/17	(48,165)
	EUR	516,863	PLN	2,210,164	553,570	06/21/17	(3,376)
	EUR	3,344,625	USD	3,601,579	3,582,158	06/21/17	(19,421)

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Citibank NA (continued)	GBP	115,250	USD	145,260	$144,509	05/03/17	$(751)
	JPY	37,908,477	USD	342,000	341,620	06/21/17	(380)
	KRW	749,308,919	USD	672,112	670,691	04/28/17	(1,421)
	KRW	426,311,350	USD	381,818	381,698	05/24/17	(120)
	KRW	647,349,974	USD	581,480	579,945	07/13/17	(1,535)
	MXN	17,137,520	USD	911,453	909,323	05/12/17	(2,130)
	NOK	42,936,439	EUR	4,730,391	5,004,932	06/21/17	(61,408)
	NOK	1,721,000	USD	203,610	200,532	05/15/17	(3,078)
	NOK	3,563,519	USD	417,693	415,385	06/21/17	(2,307)
	NZD	581,925	USD	418,730	407,708	04/21/17	(11,022)
	NZD	849,000	USD	595,528	593,898	06/21/17	(1,630)
	PHP	14,553,824	USD	290,000	289,597	04/24/17	(403)
	PHP	7,136,372	USD	141,904	141,687	05/24/17	(217)
	PLN	466,000	USD	117,770	117,460	05/10/17	(310)
	SEK	58,700,256	EUR	6,165,235	6,577,373	06/21/17	(25,714)
	SEK	8,942,000	USD	1,019,459	1,000,063	05/15/17	(19,396)
	SGD	473,439	USD	340,000	338,663	06/21/17	(1,337)
	TRY	2,308,987	USD	625,000	620,563	06/21/17	(4,437)
	TWD	21,709,625	USD	718,624	715,899	04/20/17	(2,725)
	TWD	5,210,457	USD	172,975	171,889	04/28/17	(1,086)
	USD	421,525	ARS	6,743,597	437,712	04/03/17	(16,187)
	USD	43,379	ARS	679,745	43,868	04/17/17	(489)
	USD	200,559	ARS	3,231,000	201,114	07/06/17	(556)
	USD	81,454	AUD	106,693	81,475	04/26/17	(21)
	USD	395,677	AUD	523,208	399,537	04/27/17	(3,861)
	USD	3,825,935	AUD	5,060,123	3,860,071	06/21/17	(34,136)
	USD	2,433,014	BRL	7,838,475	2,501,291	04/04/17	(68,278)
	USD	614,813	CAD	826,056	621,573	05/17/17	(6,759)
	USD	2,027,713	CAD	2,705,069	2,036,450	06/21/17	(8,737)
	USD	195,412	CNH	1,390,162	202,229	04/05/17	(6,817)
	USD	496,873	CNH	3,443,935	500,778	04/10/17	(3,905)
	USD	171,000	CNH	1,182,704	171,021	06/21/17	(21)
	USD	123,052	COP	368,846,871	128,111	04/10/17	(5,060)
	USD	57,000	COP	171,670,890	59,569	04/17/17	(2,569)
	USD	3,405,483	EUR	3,198,152	3,418,256	05/11/17	(12,774)
	USD	1,428,447	EUR	1,335,598	1,430,452	06/21/17	(2,003)
	USD	4,460,644	GBP	3,633,038	4,554,817	04/28/17	(94,173)
	USD	706,963	GBP	576,250	722,545	05/03/17	(15,579)
	USD	3,840,587	GBP	3,134,564	3,935,178	06/21/17	(94,592)
	USD	774,206	HKD	5,998,242	774,209	10/03/17	(3)
	USD	755,604	HUF	221,543,163	766,733	05/05/17	(11,128)
	USD	161,819	IDR	2,175,111,673	163,370	04/07/17	(1,551)
	USD	291,000	IDR	3,903,575,850	293,133	04/10/17	(2,133)
	USD	162,334	IDR	2,175,111,673	162,464	06/09/17	(130)
	USD	143,093	INR	9,601,424	147,970	04/03/17	(4,876)
	USD	428,000	INR	28,668,827	442,130	04/10/17	(14,130)
	USD	285,000	INR	18,918,300	291,572	04/17/17	(6,572)
	USD	515,049	INR	33,930,134	518,252	07/14/17	(3,203)
	USD	5,470,452	JPY	619,455,699	5,566,591	04/12/17	(96,140)
	USD	4,650,890	JPY	528,951,427	4,766,755	06/21/17	(115,864)
	USD	338,837	KRW	378,998,990	339,187	04/10/17	(351)
	USD	1,053,921	KRW	1,197,770,507	1,071,968	04/12/17	(18,047)

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Citibank NA (continued)	USD	286,000	KRW	331,729,684	$296,890	04/13/17	$(10,890)
	USD	347,408	KRW	397,534,818	355,795	04/17/17	(8,387)
	USD	171,000	KRW	191,227,590	171,154	04/20/17	(154)
	USD	110,765	KRW	127,228,222	113,914	05/24/17	(3,149)
	USD	1,256,931	KRW	1,439,059,745	1,288,556	05/30/17	(31,626)
	USD	1,076,288	KRW	1,226,384,478	1,098,689	07/13/17	(22,400)
	USD	1,046,682	MXN	19,999,000	1,061,155	05/12/17	(14,471)
	USD	570,249	MXN	10,903,729	577,510	05/23/17	(7,261)
	USD	3,736,394	MXN	78,170,130	4,130,692	06/08/17	(394,298)
	USD	1,088,742	MXN	21,183,509	1,117,283	06/21/17	(28,541)
	USD	2,767,207	MXN	58,637,118	3,092,254	06/22/17	(325,047)
	USD	57,000	MYR	254,619	57,283	05/08/17	(283)
	USD	853,243	NZD	1,235,281	864,113	06/21/17	(10,868)
	USD	139,325	PEN	458,118	140,939	04/06/17	(1,614)
	USD	139,883	PEN	458,118	139,925	06/22/17	(41)
	USD	2,523,600	RUB	147,635,673	2,595,255	05/15/17	(71,655)
	USD	996,000	RUB	71,009,820	1,244,829	05/26/17	(248,829)
	USD	80,028	SEK	718,023	80,455	06/21/17	(427)
	USD	996,334	SGD	1,404,379	1,004,586	06/21/17	(8,252)
	USD	442,073	TRY	1,693,130	455,046	06/21/17	(12,973)
	USD	146,258	TWD	4,477,680	147,564	04/05/17	(1,307)
	USD	143,000	TWD	4,437,290	146,274	04/13/17	(3,274)
	USD	1,315,421	TWD	40,924,093	1,349,517	04/20/17	(34,096)
	USD	145,636	TWD	4,501,168	148,490	04/28/17	(2,854)
	USD	153,476	TWD	4,690,982	154,959	06/02/17	(1,484)
	USD	1,657,137	TWD	52,488,084	1,734,933	06/16/17	(77,795)
	USD	1,114,674	TWD	35,537,224	1,174,849	06/20/17	(60,175)
	USD	277,087	TWD	8,460,402	279,924	07/11/17	(2,837)
	USD	1,095,136	TWD	33,412,601	1,106,854	08/17/17	(11,718)
	ZAR	1,785,000	USD	135,710	132,239	05/05/17	(3,472)
	ZAR	26,952,925	USD	2,065,395	1,980,488	06/21/17	(84,902)
TOTAL							$(2,435,857)

FUTURES CONTRACTS — At March 31, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Australian 3 Year Government Bonds	219	June 2017	$18,696,875	$104,572
Brent Crude	8	April 2017	428,240	(21,792)
Copper	9	May 2017	596,813	(230)
Corn	(21)	May 2017	(382,463)	19,616
Crude Oil	6	April 2017	303,600	9,557
Crude Oil	2	May 2017	102,140	1,613
Japan 10 Year Government Bonds	(2)	June 2017	(2,699,722)	(1,805)
Natural Gas	34	April 2017	1,084,600	62,478
Primary Aluminum	(13)	June 2017	(638,381)	(36,824)
S&P 500 E-Mini Index	(34)	June 2017	(4,010,640)	15,920
Soybean	(37)	May 2017	(1,750,100)	112,546
Ultra Long U.S. Treasury Bonds	48	June 2017	7,710,000	10,490
Ultra 10 Year U.S. Treasury Notes	(19)	June 2017	(2,543,922)	(11,144)

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
U.S. Long Bonds	(206)	June 2017	$(31,073,813)	$89,716
Wheat	(11)	May 2017	(234,575)	20,448
Zinc	15	June 2017	1,039,125	(30,452)
90 Day Sterling	52	June 2017	8,114,128	6,468
90 Day Sterling	52	September 2017	8,109,649	4,745
90 Day Sterling	52	December 2017	8,105,577	4,088
2 Year U.S. Treasury Notes	(122)	June 2017	(26,407,281)	(4,321)
5 Year U.S. Treasury Notes	(1,000)	June 2017	(117,726,563)	(174,619)
10 Year U.S. Treasury Notes	790	June 2017	98,404,375	212,715
TOTAL				$393,785

SWAP CONTRACTS — At March 31, 2017, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	COP	2,405,250		04/06/17	Columbia IBR Overnight Interbank	6.590%	$—	$3,827
		2,202,600		07/06/17	Colombia IBR Overnight Interbank	7.170	—	(1,354)
	BRL	6,660		01/02/18	11.830%	1 month Brazilian Interbank Deposit Average	—	22,208
	KRW	1,469,620		08/12/18	1.205	3 month KWCDC	—	(6,206)
		1,486,990		08/12/18	1.213	3 month KWCDC	—	(6,131)
		978,030		11/28/18	1.650	3 month KWCDC	—	1,656
	BRL	3,310		01/02/19	1 month Brazilian Interbank Deposit Average	11.720	—	(27,729)
		5,170		01/02/19	1 month Brazilian Interbank Deposit Average	11.350	—	(36,372)
	ILS	3,460	(a)	06/21/20	0.650	3 month TELBOR	(79)	(2,205)
	BRL	1,350		01/04/21	9.956	1 month Brazilian Interbank Deposit Average	—	1,882
	CNY	1,790		03/15/22	3.600	3 month SHIBOR	(2,028)	(1,490)
Barclays Bank PLC		3,800		12/21/21	2.800	3 month SHIBOR	(5,203)	(47,387)
Citibank NA	COP	2,293,200		06/13/17	Columbia IBR Overnight Interbank	7.220	—	(475)
	BRL	4,280		01/02/18	1 month Brazilian Interbank Deposit Average	10.240	—	(1,440)
		4,940		01/02/18	1 month Brazilian Interbank Deposit Average	10.000	—	(255)

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Citibank NA (continued)	BRL	6,380		01/02/18	1 month Brazilian Interbank Deposit Average	10.300%	$—	$(2,874)
	KRW	1,472,970		08/30/18	1.240%	3 month KWCDC	—	(5,738)
		1,493,270		09/22/18	1.277	3 month KWCDC	—	(5,265)
	THB	10,850		12/26/18	1.670	6 month Thai Reuters	—	166
	BRL	3,360		01/02/19	12.645	1 month Brazilian Interbank Deposit Average	—	12,082
		1,610		01/02/19	1 month Brazilian Interbank Deposit Average	9.790	—	(1,451)
		1,880		01/02/19	11.340	1 month Brazilian Interbank Deposit Average	—	11,001
		3,040		01/02/19	1 month Brazilian Interbank Deposit Average	9.970	—	(5,092)
	THB	20,440		04/11/19	1.523	6 month Thai Reuters	—	(2,007)
		34,940		06/15/19	1.550	6 month Thai Reuters	(370)	(3,410)
	COP	1,113,460		08/04/19	6.665	Colombia IBR Overnight Interbank	—	12,076
	THB	15,390		09/21/19	1.641	6 month Thai Reuters	—	(1,304)
	BRL	1,120		01/02/20	9.853	1 month Brazilian Interbank Deposit Average	—	1,320
		1,450		01/02/20	9.820	1 month Brazilian Interbank Deposit Average	—	1,492
		1,610		01/02/20	9.688	1 month Brazilian Interbank Deposit Average	—	657
		2,130		01/02/20	10.010	1 month Brazilian Interbank Deposit Average	—	4,605
		2,160		01/02/20	9.842	1 month Brazilian Interbank Deposit Average	—	2,483
	ILS	10,460	(a)	06/21/20	0.650	3 month TELBOR	(1,523)	(5,382)
	BRL	780		01/04/21	9.835	1 month Brazilian Interbank Deposit Average	—	369
		840		01/04/21	1 month Brazilian Interbank Deposit Average	11.605	—	(11,439)
	CNY	3,260		12/20/21	2.800	3 month SHIBOR	(2,790)	(19,360)
		2,560		12/21/21	2.800	3 month SHIBOR	(1,233)	(16,161)
		2,910		03/15/22	3.600	3 month SHIBOR	(5,437)	(282)
		1,890	(a)	06/21/22	4.000	3 month SHIBOR	(1,501)	2,427

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Credit Suisse International (London)	BRL	1,370	01/02/18	11.120%	1 month Brazilian Interbank Deposit Average	$—	$(16,858)
Deutsche Bank AG		50	01/02/18	11.750	1 month Brazilian Interbank Deposit Average	—	(320)
		1,220	01/02/18	11.150	1 month Brazilian Interbank Deposit Average	—	(14,660)
		1,520	01/02/18	11.450	1 month Brazilian Interbank Deposit Average	—	(13,866)
		4,250	01/02/18	1 month Brazilian Interbank Deposit Average	10.300%	—	(1,915)
		6,380	01/02/18	1 month Brazilian Interbank Deposit Average	10.050	—	(578)
	KRW	1,617,300	09/09/18	1.235	3 month KWCDC	—	(6,527)
	BRL	1,020	01/02/19	1 month Brazilian Interbank Deposit Average	10.140	—	(2,393)
		1,680	01/02/19	11.345	1 month Brazilian Interbank Deposit Average	—	10,318
		1,980	01/02/19	1 month Brazilian Interbank Deposit Average	10.030	—	(3,585)
		3,200	01/02/19	1 month Brazilian Interbank Deposit Average	9.800	—	(3,031)
	THB	17,480	06/15/19	1.645	6 month Thai Reuters	—	(598)
	COP	2,311,520	09/24/19	Colombia IBR Overnight Interbank	5.340	—	(1,568)
	BRL	700	01/02/20	10.165	1 month Brazilian Interbank Deposit Average	—	2,152
		1,400	01/02/20	10.050	1 month Brazilian Interbank Deposit Average	—	3,214
		1,470	01/02/20	9.875	1 month Brazilian Interbank Deposit Average	—	2,010
		2,110	01/02/20	9.766	1 month Brazilian Interbank Deposit Average	—	1,791
		2,230	01/02/20	9.872	1 month Brazilian Interbank Deposit Average	—	2,921

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Deutsche Bank AG (continued)	BRL	2,700	(a)	01/02/20	11.840%	1 month Brazilian Interbank Deposit Average	$—	$12,519
		2,100		01/04/21	1 month Brazilian Interbank Deposit Average	13.927%	—	(65,878)
		490		01/02/23	1 month Brazilian Interbank Deposit Average	13.602	—	(17,406)
		980		01/02/23	10.074	1 month Brazilian Interbank Deposit Average	—	1,844
		1,260		01/02/23	1 month Brazilian Interbank Deposit Average	13.855	—	(47,903)
	MXN	13,080		12/05/23	6.710	Mexico Interbank TIIE 28 Days	—	(21,626)
	BRL	1,680		01/02/25	1 month Brazilian Interbank Deposit Average	12.340	—	(40,302)
		2,600		01/02/25	14.335	1 month Brazilian Interbank Deposit Average	—	123,714
	COP	422,480		11/17/26	Colombia IBR Overnight Interbank	6.960	—	(9,894)
	ZAR	14,640	(a)	02/27/35	9.040	3 month JIBAR	—	5,410
		45,320	(a)	02/27/45	3 month JIBAR	6.765	—	26,106
JPMorgan Securities, Inc.	BRL	2,640		01/02/19	1 month Brazilian Interbank Deposit Average	9.800	—	(2,501)
		2,650		01/02/19	1 month Brazilian Interbank Deposit Average	9.790	—	(2,328)
	KRW	1,154,150		02/02/19	1.473	3 month KWCDC	—	(1,501)
	THB	30,790		04/19/19	1.554	6 month Thai Reuters	—	(2,451)
	BRL	1,850		01/02/20	9.833	1 month Brazilian Interbank Deposit Average	—	1,900
		1,850		01/02/20	9.865	1 month Brazilian Interbank Deposit Average	—	2,332
		3,880	(a)	01/02/20	11.870	1 month Brazilian Interbank Deposit Average	—	18,253
		7,960		01/02/20	12.480	1 month Brazilian Interbank Deposit Average	—	121,701
	ILS	1,850	(a)	06/21/20	0.650	3 month TELBOR	(229)	(992)

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc. (continued)	BRL	1,590	01/04/21	9.965%	1 month Brazilian Interbank Deposit Average	$—	$2,330
		3,810	01/04/21	1 month Brazilian Interbank Deposit Average	13.720%	—	(111,041)
		8,930	01/04/21	1 month Brazilian Interbank Deposit Average	15.568	—	(406,888)
	THB	25,850	02/03/21	1.888	6 Month Thai Reuters	—	(2,436)
		22,290	02/19/21	1.875	6 Month Thai Reuters	—	(2,715)
	CNY	2,830	12/21/21	2.800	3 month SHIBOR	(4,066)	(15,162)
		7,660	03/15/22	3.600	3 month SHIBOR	(5,060)	(9,789)
	BRL	580	01/02/23	1 month Brazilian Interbank Deposit Average	10.690	—	(4,626)
		1,690	01/02/23	13.760	1 month Brazilian Interbank Deposit Average	—	62,104
		3,690	01/02/23	15.470	1 month Brazilian Interbank Deposit Average	—	197,838
Morgan Stanley & Co. International PLC	COP	1,755,890	04/03/17	Colombia IBR Overnight Interbank	6.550	—	3,036
		7,575,200	04/03/17	Colombia IBR Overnight Interbank	7.360	—	(3,313)
		8,692,360	04/07/17	Colombia IBR Overnight Interbank	7.340	—	(3,766)
		3,830,380	04/20/17	Colombia IBR Overnight Interbank	7.230	—	(1,309)
		2,209,860	05/04/17	Columbia IBR Overnight Interbank	7.040	—	350
		3,223,310	05/15/17	Colombia IBR Overnight Interbank	7.130	—	(1,198)
		4,758,470	08/01/17	7.339	Colombia IBR Overnight Interbank	—	4,736
	BRL	3,820	01/02/18	1 month Brazilian Interbank Deposit Average	10.055	—	(387)
		5,050	01/02/18	1 month Brazilian Interbank Deposit Average	10.020	—	(18)
		7,200	01/02/18	1 month Brazilian Interbank Deposit Average	13.380	—	(44,058)
		8,470	01/02/18	1 month Brazilian Interbank Deposit Average	10.268	—	(3,200)
	KRW	2,475,720	09/09/18	1.235	3 month KWCDC	—	(10,009)
		809,330	11/24/18	1.505	3 month KWCDC	—	(377)

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Morgan Stanley & Co. International PLC (continued)	BRL	410	01/02/19	12.610%	1 month Brazilian Interbank Deposit Average	$—	$4,541
		3,020	01/02/19	1 month Brazilian Interbank Deposit Average	10.130%	—	(6,946)
		1,990	01/02/19	1 month Brazilian Interbank Deposit Average	10.030	—	(3,603)
		2,020	01/02/19	1 month Brazilian Interbank Deposit Average	10.040	—	(3,863)
		2,600	01/02/19	14.080	1 month Brazilian Interbank Deposit Average	—	51,946
		4,220	01/02/19	15.475	1 month Brazilian Interbank Deposit Average	—	121,596
		2,130	01/02/20	10.155	1 month Brazilian Interbank Deposit Average	—	6,408
		1,250	01/02/20	9.780	1 month Brazilian Interbank Deposit Average	—	1,174
		1,390	01/02/20	10.055	1 month Brazilian Interbank Deposit Average	—	3,236
		1,410	01/02/20	10.080	1 month Brazilian Interbank Deposit Average	—	3,585
		1,670	01/02/20	9.680	1 month Brazilian Interbank Deposit Average	—	451
		2,860	01/02/20	9.797	1 month Brazilian Interbank Deposit Average	—	2,446
		920	01/04/21	11.870	1 month Brazilian Interbank Deposit Average	—	14,328
		1,320	01/04/21	9.883	1 month Brazilian Interbank Deposit Average	—	1,169

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Morgan Stanley & Co. International PLC (continued)	BRL	1,370	01/04/21	11.845%	1 month Brazilian Interbank Deposit Average	$—	$21,058
		2,260	01/04/21	1 month Brazilian Interbank Deposit Average	11.410%	—	(7,796)
TOTAL						$(29,519)	$(215,222)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2017.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
	$700		04/14/18	3 month LIBOR	1.655%	$3	$9,301
HUF	130,750		06/09/18	6 month BUBOR	1.860	1	(14,287)
SEK	48,130		06/15/18	0.050%	3 month STIBOR	33,798	351
MXN	154,250	(a)	06/20/18	Mexico Interbank TIIE 28 Days	7.250	(1,603)	(3,254)
SEK	48,230	(a)	09/15/18	(0.330)	3 month STIBOR	1,000	(284)
PLN	39,370		09/21/18	1.614	6 month WIBOR	(16,907)	60,548
MXN	17,800		11/22/18	Mexico Interbank TIIE 28 Days	4.620	6	38,347
EUR	31,790	(a)	03/14/19	0.010	6 month EURO	549	25,529
	172,590	(a)	03/14/19	0.030	6 month EURO	63,622	114,990
	51,410	(a)	03/14/19	0.184	6 month EURO	(6,262)	38,210
CAD	21,750		03/15/19	1.000	6 month CDOR	(58,700)	22,028
EUR	8,480		03/15/19	1.125	6 month EURO	25,236	966
	35,830	(a)	03/28/19	0.162	6 month EURO	3,777	24,916
CHF	8,060	(a)	03/29/19	0.554	6 month CHFOR	808	2,138
NOK	19,650	(a)	06/21/19	1.250	3 month NIBOR	(4,145)	6,177
PLN	9,120	(a)	06/21/19	2.123	6 month WIBOR	907	5,749
	$2,000	(a)	06/21/19	3 month LIBOR	1.250	21,496	(3,035)
MXN	107,350	(a)	08/19/19	5.800	Mexico Interbank TIIE 28 Days	35	(69,236)
	21,960		09/23/19	Mexico Interbank TIIE 28 Days	5.480	7	45,783
	$32,950	(a)	12/19/19	2.250	3 month LIBOR	257	44,625
	172,110	(a)	12/20/19	2.250	3 month LIBOR	130,936	102,152
MXN	22,580	(a)	06/17/20	6.750	Mexico Interbank TIIE 28 Days	(21,479)	7,526
HUF	106,500		12/16/20	2.415	6 month BUBOR	(4,687)	(18,045)
EUR	20,040	(a)	02/11/21	0.250	6 month EURO	4,705	458
	$12,890	(a)	02/11/21	3 month LIBOR	2.250	23,064	(21,112)
GBP	7,040	(a)	03/11/21	6 month BP	1.000	(2,316)	(9,596)

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
MXN	57,660	(a)	08/16/21	Mexico Interbank TIIE 28 Days	6.010%	$449	$60,396
	$1,800		09/06/21	3 month LIBOR	1.515	14	60,695
	900		09/13/21	3 month LIBOR	1.579	7	28,025
PLN	3,760		09/21/21	1.771%	6 month WIBOR	(21,531)	8,951
	$900		10/28/21	3 month LIBOR	1.870	8	16,784
	700		10/31/21	3 month LIBOR	1.890	6	12,394
	600		11/09/21	3 month LIBOR	1.873	5	11,014
	600		11/14/21	3 month LIBOR	2.015	5	6,665
CZK	630		12/21/21	0.368	6 month PRIBOR	(153)	(233)
MXN	1,760		03/09/22	5.500	Mexico Interbank TIIE 28 Days	(1,981)	(4,859)
NZD	3,960		03/15/22	3.000	3 month NZDOR	15,264	(2,732)
EUR	8,220		03/15/22	6 month EURO	1.205	(23,743)	(21,106)
	11,830	(a)	06/21/22	0.000	6 month EURO	(211,820)	67,546
SEK	8,700	(a)	06/21/22	0.500	3 month STIBOR	2,177	2,305
CAD	1,530	(a)	06/21/22	1.000	6 month CDOR	(31,321)	1,850
AUD	6,190	(a)	06/21/22	2.750	6 month AUDOR	24,757	14,867
HKD	22,590	(a)	06/21/22	3 month HIBOR	2.250	(19,822)	(4,055)
	$20,840	(a)	06/21/22	3 month LIBOR	1.250	947,468	(83,619)
SEK	15,310	(a)	06/21/22	3 month STIBOR	0.500	(3,907)	(3,980)
MXN	16,560	(a)	08/11/22	7.370	Mexico Interbank TIIE 28 Days	7	874
	99,680	(a)	09/15/22	7.500	Mexico Interbank TIIE 28 Days	(22,321)	36,954
PLN	4,270	(a)	09/20/22	2.600	6 month WIBOR	(4,267)	10,442
ZAR	2,980		09/21/23	8.350	3 month JIBAR	2,422	3,169
	$7,480	(a)	12/19/23	3 month LIBOR	2.600	1,855	(57,989)
EUR	19,930	(a)	03/23/24	6 month EURO	0.910	(3,540)	(117,326)
MXN	19,840	(a)	06/12/24	7.250	Mexico Interbank TIIE 28 Days	(22,607)	18,363
	3,320		11/20/24	Mexico Interbank TIIE 28 Days	5.955	2	14,821
HUF	51,240		06/19/25	6 month BUBOR	3.580	2	(24,141)
	79,720		07/09/25	6 month BUBOR	3.280	3	(29,960)
MXN	7,150	(a)	08/07/25	Mexico Interbank TIIE 28 Days	7.430	4	1,137
	43,410	(a)	09/11/25	Mexico Interbank TIIE 28 Days	7.600	(10,771)	4,798
EUR	11,170	(a)	02/15/26	0.700	6 month EURO	(27,769)	64,787
NOK	2,720	(a)	06/16/26	2.500	3 month NIBOR	(514)	3,494
	$1,800		09/06/26	1.740	3 month LIBOR	21	(92,300)
	900		09/13/26	1.780	3 month LIBOR	10	(43,278)
	900		10/28/26	2.023	3 month LIBOR	11	(24,254)
	700		10/31/26	2.034	3 month LIBOR	8	(18,168)
	600		11/09/26	2.045	3 month LIBOR	7	(14,855)
	600		11/14/26	2.239	3 month LIBOR	7	(3,283)
ZAR	2,930	(a)	12/08/26	3 month JIBAR	9.120	3	(1,824)
	$840	(a)	12/15/26	2.500	3 month LIBOR	(10,866)	2,084
CAD	250	(a)	12/15/26	2.500	6 month CDOR	(1,039)	2,282

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
NZD	1,520	(a)	12/15/26	2.750%	3 month NZDOR	$(57,448)	$3,083
AUD	2,840	(a)	12/15/26	3.500	6 month AUDOR	341	6,525
GBP	2,500	(a)	12/15/26	6 month BP	2.250%	(98,174)	(9,927)
ZAR	3,550	(a)	01/09/27	3 month JIBAR	8.840	3	(14)
EUR	7,660	(a)	01/12/27	1.330	6 month EURO	(58,311)	61,596
GBP	720		01/15/27	3.630	6 month BP	22,013	(5,354)
	3,650		01/15/27	6 month BP	3.630	22,295	(98,579)
ZAR	2,950	(a)	01/19/27	3 month JIBAR	8.780	3	378
	2,920	(a)	01/25/27	3 month JIBAR	8.830	3	87
	3,260	(a)	02/15/27	3 month JIBAR	8.650	3	1,368
MXN	4,530		03/03/27	Mexico Interbank TIIE 28 Days	7.500	3,879	(5,593)
GBP	1,490		03/15/27	6 month BP	3.530	(8,512)	1,673
	21,490	(a)	03/16/27	1.600	6 month BP	(58,791)	123,564
EUR	1,130	(a)	06/15/27	1.750	6 month EURO	11,874	7,913
	3,010	(a)	06/21/27	0.500	6 month EURO	(107,446)	9,016
CAD	1,430	(a)	06/21/27	1.250	6 month CDOR	(81,612)	9,587
	$4,670	(a)	06/21/27	1.500	3 month LIBOR	(426,510)	33,890
	890	(a)	06/21/27	3 month LIBOR	1.500	87,605	(12,780)
SEK	9,660	(a)	06/21/27	3 month STIBOR	1.250	4,322	(12,955)
EUR	540	(a)	06/21/27	6 month EURO	0.500	19,374	(1,716)
GBP	5,470	(a)	06/21/27	6 month BP	0.750	315,650	(1,970)
ZAR	8,540	(a)	06/21/27	8.150	3 month JIBAR	142	(2,302)
	$24,350	(a)	12/20/28	3 month LIBOR	2.790	(190,206)	(133,720)
GBP	1,570		09/15/31	3.230	6 month BP	(9,127)	(108,051)
	820		12/21/31	6 month BP	1.500	(98,034)	78,532
	6,100	(a)	01/11/32	6 month BP	1.940	52,591	(95,512)
	3,340		01/15/32	3.723	6 month BP	(24,512)	175,434
	660		01/15/32	6 month BP	3.723	(39,082)	9,191
	870	(a)	02/01/32	6 month BP	2.080	15	(12,819)
	1,340		03/15/32	3.610	6 month BP	17,174	1,409
	2,580	(a)	06/21/32	6 month BP	1.000	204,795	(20,852)
	$6,300		09/09/36	3 month LIBOR	1.231	37,445	948,053
GBP	15,260	(a)	03/17/37	6 month BP	1.750	114,602	(145,043)
	380	(a)	06/16/37	6 month BP	2.000	(11,823)	830
JPY	160,130	(a)	06/21/37	6 month JYOR	0.750	(6,448)	(5,330)
GBP	1,080		03/15/42	3.620	6 month BP	37,068	7,170
	990		03/15/47	6 month BP	3.537	(31,432)	(10,195)
JPY	27,640	(a)	06/17/47	1.500	6 month JYOR	3,002	3,309
GBP	230	(a)	06/17/47	6 month BP	1.500	(3,242)	4
	$1,290	(a)	06/21/47	1.750	3 month LIBOR	(272,659)	15,180
EUR	1,190	(a)	06/21/47	6 month EURO	0.750	230,583	(18,322)
GBP	1,280	(a)	06/21/47	6 month BP	1.000	193,690	(21,801)
	TOTAL					$565,761	$1,092,637

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2017.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CROSS CURRENCY SWAP CONTRACTS

	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Termination Date	Rates Exchanged		Unrealized Gain (Loss)*
Counterparty				Receive	Pay
Citibank NA	TRY 3,660,000	$ 1,055,516	06/21/22	11.040%	3 month LIBOR	$(44,169)
	$ 650,000	TRY 2,253,875	06/21/27	3 month LIBOR	10.690%	18,021
Morgan Stanley & Co. International PLC	TRY 6,570,000	$ 1,887,931	06/21/19	11.420	3 month LIBOR	(79,244)
	$ 520,000	TRY 1,809,600	06/21/27	3 month LIBOR	10.710	12,010
TOTAL						$(93,382)

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Financing Fee(b)	Unrealized Gain (Loss)*
Citibank NA	EGP 15,475	Egypt Treasury Bill	05/11/17	2.534%	$32,827
	6,250	Egypt Treasury Bill	03/08/18	1.000	(6,770)
TOTAL					$26,057

(b)	The Fund pays/receives annual coupon payments in accordance with the swap contracts. On the termination date of the swap contracts, the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

NON-DELIVERABLE BOND FORWARD CONTRACTS#

Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Financing Fee	Unrealized Gain (Loss)*
JPMorgan Securities, Inc.	COP 726,300	Titulos De Tesoreria	04/26/17	7.000%	$415
	727,200	Titulos De Tesoreria	05/02/17	7.000	1,112
TOTAL					$1,527

#	Represents a short term forward contract to purchase the referenced obligation denominated in the non-deliverable foreign currency.
*	There are no upfront payments on the forward contracts , therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

WRITTEN OPTIONS CONTRACTS — For the fiscal ended March 31, 2017 the Fund had following written options:

WRITTEN OPTION CURRENCY CONTRACTS

Counterparty	Description	Notional Amount (000s)		Expiration Date	Exercise Price			Value
Citibank NA	Put GBP/Call USD	GBP	1,844	04/28/17		GBP	1.21	$(2,005)
	Put GBP/Call USD		1,319	04/28/17			1.18	(155)
Citibank NA	Put GBP/Call USD		1,862	04/21/17			1.18	(56)
Citibank NA	Call USD/Put CAD	$	659	04/05/17	$		1.35	(11)
	Put USD/Call BRL		1,550	05/26/17			2.95	(2,105)
Citibank NA	Call USD/Put CAD		1,763	04/04/17			1.38	—
Citibank NA	Put USD/Call MXN		1,587	05/26/17			18.20	(10,239)
	Put EUR/Call CHF	EUR	1,656	02/09/18		EUR	1.02	(16,801)

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTION CURRENCY CONTRACTS (continued)

Counterparty	Description	Notional Amount (000s)		Expiration Date	Exercise Price		Value
Citibank NA	Put GBP/Call USD	GBP	1,844	04/27/17	GBP	1.19	$(416)
Citibank NA	Put USD/Call INR	$	1,584	04/20/17	$	64.85	(6,580)
TOTAL (Premium Received $101,609)							$(38,368)

During the fiscal year ended March 31, 2017, the Fund had the following currency written options activities:

OPTIONS ON CURRENCY CONTRACTS

	Notional Amount (000s)	Premiums Received
Contracts Outstanding March 31, 2016	2,429	$56,076
Contracts Written	69,489	456,996
Contracts Bought to Close	(9,915)	(60,153)
Contracts Expired	(46,335)	(351,310)
Contracts Outstanding March 31, 2017	15,668	$101,609

WRITTEN INTEREST RATE SWAPTION CONTRACTS

Counterparty	Description	Notional Amount (000s)	Expiration Date	Exercise Rate	Value
Bank of America Securities LLC	Put - OTC - 5 year Swap for the obligation to pay a fixed rate of 1.750% versus the 3 month LIBOR maturing on August 10, 2027	$2,200	08/08/17	1.750%	$(443)
	Put - OTC - 5 year Swap for the obligation to pay a fixed rate of 2.000% versus the 3 month LIBOR maturing on August 10, 2027	2,200	08/08/17	2.000	(1,253)
	Put - OTC - 10 year Swap for the obligation to pay a fixed rate of 1.643% versus the 3 month LIBOR maturing on April 20, 2027	2,000	04/18/17	1.643	—
	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 1.980% versus the 3 month LIBOR maturing on May 04, 2022	4,200	05/02/17	1.980	(27,617)
	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 1.550% versus the 3 month LIBOR maturing on May 06, 2019	10,500	05/02/17	1.550	(25,602)
Deutsche Bank AG	Call - OTC - 5 year Swap for the obligation to pay a fixed rate of 2.680% versus the 3 month LIBOR maturing on May 25, 2027	5,000	05/23/17	2.680	(36,451)
JPMorgan Securities, Inc.	Put - OTC - 1 year Swap for the obligation to pay a fixed rate of 1.640% versus the 3 month LIBOR maturing on April 20, 2022	19,200	04/18/17	1.640	(2)
TOTAL (Premium Received $199,484)		45,300			$(91,368)

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

During the fiscal year ended March 31, 2017 the Fund had the following interest rate swaption activities:

INTEREST RATE SWAPTION CONTRACTS

	Notional Amount (000s)	Premiums Received
Contracts Outstanding March 31, 2016	$130,700	$1,069,853
Contracts Written	384,870	375,072
Contracts Bought to Close	(108,000)	(742,323)
Contracts Expired	(362,270)	(503,118)
Contracts Outstanding March 31, 2017	$45,300	$199,484

WRITTEN OPTIONS ON FUTURES CONTRACTS

Counterparty	Description	Contracts	Expiration Date	Strike Price	Value
Morgan Stanley & Co. LLC	Call - 1 Year Eurodollar Futures	119	09/15/17	$98.375	$(16,362)
	Call - 1 Year Eurodollar Futures	60	09/15/17	98.500	(4,875)
	Call - 2 Year Eurodollar Futures	60	09/15/17	97.750	(32,250)
	Call - 2 Year Eurodollar Futures	119	09/15/17	97.875	(46,856)
	Put - 2 Year Eurodollar Futures	236	09/18/17	98.250	(2,950)
TOTAL (Premium Received $179,876)		594			$(103,293)

During the fiscal year ended March 31, 2017, the Fund had the following futures written options activities:

OPTIONS ON FUTURE CONTRACTS

	Contracts	Premiums Received
Contracts Outstanding March 31, 2016	228	$31,587
Contracts Written	2,529	369,189
Contracts Bought to Close	(1,781)	(182,572)
Contracts Expired	(382)	(38,328)
Contracts Outstanding March 31, 2017	594	$179,876

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Secured Debt Obligations – 31.7%
Bank Loans(a) – 13.0%
Automotive – 1.0%
American Axle & Manufacturing, Inc. (BB/Ba2)
$1,091,000	3.000%	03/08/24	$1,089,636
Tectum Holdings, Inc. (NR/NR)
1,022,860	5.802	08/24/23	1,035,012

			2,124,648

Building Materials – 0.3%
Builders FirstSource, Inc. (B+/B3)
605,000	4.000	02/29/24	604,244

Chemicals – 0.3%
New Arclin U.S. Holding Corp. (B+/B2)
693,000	5.670	02/14/24	698,197

Commercial Services – 0.5%
Monitronics International, Inc. (B-/B2)
1,128,330	6.647	09/30/22	1,138,203

Consumer Cyclical Services – 0.6%
TKC Holdings, Inc. (B/B1)
1,265,000	4.750	02/01/23	1,276,600

Consumer Durables – 0.5%
Comfort Holding LLC (B/B2)
1,066,000	5.750	02/05/24	1,070,669

Food & Beverage – 0.2%
Dole Food Co., Inc. (B-/B1)
534,000	4.500	03/16/24	537,204

Health Care – Services – 2.4%
ATI Holdings Acquisition, Inc. (B/B1)
320,578	5.505	05/10/23	323,649
Change Healthcare Holdings, Inc. (B+/Ba3)
1,000,000	3.750	03/01/24	1,001,250
Envision Healthcare Corp. (BB-/Ba3)
947,625	4.150	12/01/23	954,732
Greenway Health LLC (B-/B3)
322,000	5.750	02/14/24	324,012
Kindred Healthcare, Inc. (BB-/Ba3)
692,443	4.563	04/09/21	692,152
Precyse Acquisition Corp. (B/B2)
530,138	6.500	10/20/22	531,797
Team Health Holdings, Inc. (B/B1)
1,261,000	3.750	02/06/24	1,251,013

			5,078,605

Media – Cable – 1.3%
Numericable Group SA (BB-/B1)
1,478,000	3.000	06/21/25	1,471,999
Ziggo Secured Finance BV (BB-/Ba3)
1,324,000	3.412	04/15/25	1,321,789

			2,793,788

Media – Non Cable – 0.6%
CBS Radio, Inc. (BB-/Ba3)
1,345,709	4.500	10/17/23	1,355,237

Secured Debt Obligations – (continued)
Media-Entertainment – 0.7%
Lions Gate Entertainment Corp. (BB-/Ba2)
$1,450,400	3.982%	12/08/23	$1,458,102

Pharmaceuticals – 0.2%
Concordia Healthcare Corp. (B-/B2)
519,420	5.250	10/21/21	362,555

Property/Casualty Insurance – 0.2%
Hyperion Insurance Group Ltd. (NR/NR)
540,732	5.500	04/29/22	542,198

Restaurant – 0.5%
1011778 B.C. Unlimited Liability Co. (B+/NR)
1,098,000	3.250	02/16/24	1,095,954

Retailers – 1.0%
JC Penney Corp., Inc. (BB-/Ba2)
2,191,467	5.304	06/23/23	2,173,935

Technology – Software – 1.0%
CCC Information Services, Inc. (NR/NR)
640,000	8.250	03/29/25	638,400
Conduent, Inc. (BB+/Ba2)
267,330	6.334	12/07/23	270,070
Kronos, Inc. (B/B2)
701,243	5.034	11/01/23	704,826
Optiv Security, Inc. (B/B2)
519,000	4.250	02/01/24	521,273

			2,134,569

Telecommunications – Wireless – 0.3%
Sprint Communications, Inc. (BB-/Ba2)
617,000	3.250	02/02/24	616,562

Telecommunications – Wirelines – 1.4%
Consolidated Communications, Inc. (BB-/Ba3)
693,000	4.000	10/05/23	695,599
Fairpoint Communications, Inc. (B/B2)
760,891	7.500	02/14/19	763,934
Windstream Corp. (BB/B1)
1,468,182	4.950	03/29/21	1,475,523

			2,935,056

TOTAL BANK LOANS			$27,996,326

Other Secured Debt Obligations – 18.7%
Automotive(b)(c) – 0.2%
Aston Martin Capital (NR/B3)
$490,000	6.500%	04/15/22	$491,531

Building Materials(b)(c) – 0.4%
Builders FirstSource, Inc. (B+/B3)
946,000	5.625	09/01/24	960,190

Consumer Cyclical Services – 4.1%
APX Group, Inc. (B/B1)(b)
378,000	6.375	12/01/19	388,868
2,277,000	7.875 (c)	12/01/22	2,453,467
1,860,000	7.875	12/01/22	2,001,825
First Data Corp. (BB/Ba3)(b)(c)
3,623,000	5.000	01/15/24	3,686,402

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Principal Amount	Interest Rate	Maturity Date	Value
Secured Debt Obligations – (continued)
Consumer Cyclical Services – (continued)
The ADT Corp. (BB-/Ba3)
$288,000	4.125%	06/15/23	$274,320

			8,804,882

Energy – Exploration & Production(b)(c) – 0.1%
EP Energy LLC/Everest Acquisition Finance, Inc. (B-/Caa1)
207,000	8.000	02/15/25	193,028

Gaming(b) – 1.2%
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. (B-/Caa2)
2,329,000	9.375	05/01/22	2,503,675

Health Care – Services – 0.7%
HCA, Inc. (BBB-/Ba1)
891,000	5.250	04/15/25	946,688
Tenet Healthcare Corp. (BB-/Ba3)(b)(d)
492,000	4.631	06/15/20	493,230

			1,439,918

Media – Cable(b) – 4.1%
Altice Financing SA (BB-/B1)(c)
2,962,000	6.625	02/15/23	3,080,480
Charter Communications Operating LLC/Charter Communications Operating Capital (BBB-/Ba1)
1,593,000	4.908	07/23/25	1,683,272
Virgin Media Secured Finance PLC (BB-/Ba3)(c)
1,075,000	5.500	08/15/26	1,091,125
Ziggo Secured Finance BV (BB-/Ba3)(c)
2,953,000	5.500	01/15/27	2,938,235

			8,793,112

Media-Satellite(c) – 0.6%
Hughes Satellite Systems Corp. (BBB-/Ba2)
1,268,000	5.250	08/01/26	1,264,830

Oil Field Services(b)(c) – 1.1%
FTS International, Inc. (B/WR)(d)
744,000	8.631	06/15/20	753,300
Transocean Phoenix 2 Ltd. (BB/NR)
1,452,000	7.750	10/15/24	1,560,900

			2,314,200

Packaging(b)(c) – 1.9%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (BB-/Ba3)
2,751,000	4.625	05/15/23	2,778,510
BWAY Holding Co. (B-/B2)
1,287,000	5.500	04/15/24	1,296,652

			4,075,162

Pipelines(b) – 2.7%
Sabine Pass Liquefaction LLC (BBB-/Ba1)
5,309,000	5.750	05/15/24	5,785,754

Telecommunications – Wireless(c) – 0.9%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC (NR/Baa2)
1,857,000	3.360	03/20/23	1,860,172

Secured Debt Obligations – (continued)
Telecommunications-Wirelines(b)(c) – 0.4%
Uniti Group, Inc./CSL Capital LLC (BB-/B1)
731,000	6.000	04/15/23	756,585

Transportation(b) – 0.3%
Jack Cooper Holdings Corp. (C/Caa3)
2,103,000	9.250	06/01/20	751,823

TOTAL OTHER SECURED DEBT OBLIGATIONS			$39,994,862

TOTAL SECURED DEBT OBLIGATIONS
(Cost $68,895,958)			$67,991,188

Unsecured Debt Obligations – 59.0%
Aerospace & Defense – 3.8%
Bombardier, Inc. (B-/B3)(c)
$4,224,000	8.750%	12/01/21	$4,635,840
1,588,000	6.000 (b)	10/15/22	1,564,180
TransDigm, Inc. (CCC+/B3)(b)
490,000	6.500	07/15/24	494,900
599,000	6.375	06/15/26	597,503
Triumph Group, Inc. (B/B1)(b)
758,000	4.875	04/01/21	730,522

			8,022,945

Airlines – 0.5%
United Continental Holdings, Inc. (BB-/NR)
1,163,000	5.000	02/01/24	1,154,278

Automotive(b) – 11.8%
Adient Global Holdings Ltd. (BB/Ba3)(c)
4,413,000	4.875	08/15/26	4,324,740
Allison Transmission, Inc. (NR/Ba3)(c)
923,000	5.000	10/01/24	929,923
American Axle & Manufacturing, Inc. (B/B2)(c)
2,618,000	6.250	04/01/25	2,614,727
Cooper-Standard Automotive, Inc. (B/B2)(c)
2,145,000	5.625	11/15/26	2,139,638
Dana Financing Luxembourg Sarl (BB/B1)(c)
2,882,000	5.750	04/15/25	2,903,615
Dana, Inc. (BB/B1)
3,273,000	5.375	09/15/21	3,387,555
General Motors Financial Co., Inc. (BBB/Baa3)
1,103,000	5.250	03/01/26	1,185,075
Lear Corp. (BBB-/Baa3)
1,794,000	4.750	01/15/23	1,847,820
MPG Holdco I, Inc. (B+/B3)
1,003,000	7.375	10/15/22	1,088,255
Navistar International Corp. (CCC+/Caa1)
3,737,000	8.250	11/01/21	3,737,000
The Goodyear Tire & Rubber Co. (BB/Ba3)
1,016,000	4.875	03/15/27	1,013,460

			25,171,808

Brokerage(b) – 0.7%
E*Trade Financial Corp. (BBB-/Baa3)
1,374,000	4.625	09/15/23	1,401,480

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate		Maturity Date	Value
Unsecured Debt Obligations – (continued)
Chemicals – 0.3%
PolyOne Corp. (BB-/Ba3)
$657,000	5.250%		03/15/23	$661,928

Construction Machinery(b)(c) – 0.5%
Terex Corp. (BB/B2)
1,139,000	5.625		02/01/25	1,150,390

Consumer Cyclical Services(b) – 1.8%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (BB-/B1)(c)
2,180,000	5.125		06/01/22	2,092,800
The Hertz Corp. (B/B2)
1,791,000	7.375		01/15/21	1,782,045

				3,874,845

Consumer Finance – 1.4%
Navient Corp. (B+/Ba3)
725,000	8.000		03/25/20	782,315
531,000	5.875		03/25/21	534,976
1,600,000	6.625		07/26/21	1,652,422

Consumer Products(b) – 1.0%
Tempur Sealy International, Inc. (BB/B1)
979,000	5.625		10/15/23	983,895
1,132,000	5.500		06/15/26	1,112,190

				2,096,085

Distributors(b) – 1.0%
AmeriGas Partners LP/AmeriGas Finance Corp. (NR/Ba3)
738,000	5.500		05/20/25	732,465
Suburban Propane Partners LP/Suburban Energy Finance Corp. (BB-/Ba3)
410,000	5.500		06/01/24	403,850
1,059,000	5.875		03/01/27	1,043,115

				2,179,430

Educational Services(b)(c) – 1.0%
Cengage Learning, Inc. (CCC+/Caa2)
2,435,000	9.500		06/15/24	2,179,325

Electrical Equipment(b) – 0.7%
WESCO Distribution, Inc. (BB-/B1)
431,000	5.375		12/15/21	446,085
WESCO Distribution, Inc. (BB-/NR)
983,000	5.375		06/15/24	1,007,575

				1,453,660

Energy – Exploration & Production(b) – 4.5%
Ascent Resources Utica Holdings LLC/ARU Finance Corp. (B-/B3)(c)
883,000	10.000		04/01/22	913,905
CrownRock LP/CrownRock Finance, Inc. (B+/B3)(c)
1,817,000	7.125		04/15/21	1,876,052
Endeavor Energy Resources LP/EER Finance, Inc. (B-/Caa2)(c)
1,100,000	7.000		08/15/21	1,149,500
Gulfport Energy Corp. (B+/B2)
826,000	6.625		05/01/23	835,293
537,000	6.000	(c)	10/15/24	520,890
2,353,000	6.375	(c)	05/15/25	2,311,822

Unsecured Debt Obligations – (continued)
Energy – Exploration & Production(b) – (continued)
Parsley Energy LLC/Parsley Finance Corp. (B+/B2)(c)
392,000	5.375		01/15/25	396,900
392,000	5.250		08/15/25	395,920
PDC Energy, Inc. (B+/B2)(c)
1,129,000	6.125		09/15/24	1,157,225

				9,557,507

Entertainment(b)(c) – 1.5%
AMC Entertainment Holdings, Inc. (B+/B2)
648,000	5.875		11/15/26	654,480
1,142,000	6.125		05/15/27	1,150,565
Lions Gate Entertainment Corp. (B-/B2)
493,000	5.875		11/01/24	510,871
Six Flags Entertainment Corp. (BB-/B2)
488,000	4.875		07/31/24	483,120
488,000	5.500		04/15/27	488,000

				3,287,036

Food & Beverage(b) – 2.5%
B&G Foods, Inc. (B+/B3)
346,000	5.250		04/01/25	349,460
Chobani LLC/Chobani Finance Corp., Inc. (CCC+/Caa2)(c)
499,000	7.500		04/15/25	510,851
Dean Foods Co. (BB-/B2)(c)
3,519,000	6.500		03/15/23	3,677,355
FAGE International SA/FAGE USA Dairy Industry, Inc. (BB-/B1)(c)
709,000	5.625		08/15/26	711,659

				5,249,325

Food & Drug Retailers(b) – 2.2%
Rite Aid Corp. (B-/B3)
497,000	6.750		06/15/21	498,242
4,294,000	6.125	(c)	04/01/23	4,229,590

				4,727,832

Health Care – Services(b) – 2.0%
Acadia Healthcare Co., Inc. (B/B3)
1,022,000	5.625		02/15/23	1,055,215
Envision Healthcare Corp. (B/B3)
3,144,000	5.625		07/15/22	3,222,600

				4,277,815

Home Construction – 1.2%
Mattamy Group Corp. (BB/B1)(b)(c)
317,000	6.500		11/15/20	323,340
1,165,000	6.875		12/15/23	1,202,863
The New Home Co., Inc. (B-/B3)(b)(c)
494,000	7.250		04/01/22	497,705
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. (BB-/B1)
490,000	5.875		06/15/24	502,250

				2,526,158

Media – Cable(b)(c) – 2.6%
CCO Holdings LLC/CCO Holdings Capital Corp. (BB+/B1)
1,756,000	5.125		05/01/27	1,764,780

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Principal Amount	Interest Rate	Maturity Date	Value
Unsecured Debt Obligations – (continued)
Media – Cable(b)(c) – (continued)
Cequel Communications Holdings I LLC/Cequel Capital Corp. (B-/Caa1)
$106,000	6.375%	09/15/20	$109,180
1,122,000	5.125	12/15/21	1,138,830
CSC Holdings LLC (B-/B2)
1,546,000	10.875	10/15/25	1,855,200
Videotron Ltd. (BB/Ba2)
696,000	5.125	04/15/27	696,000

			5,563,990

Media – Non Cable(b) – 1.5%
Lamar Media Corp. (BB-/Ba1)
2,192,000	5.375	01/15/24	2,263,240
SBA Communications Corp. (B+/B3)(c)
1,062,000	4.875	09/01/24	1,043,415

			3,306,655

Noncaptive – Financial – 1.7%
OneMain Financial Holdings LLC (B/B2)(b)(c)
1,211,000	7.250	12/15/21	1,262,468
Park Aerospace Holdings Ltd. (BB-/B1)(c)
1,555,000	5.250	08/15/22	1,618,307
Springleaf Finance Corp. (B/B3)
825,000	5.250	12/15/19	829,125

			3,709,900

Oil Field Services(b) – 3.8%
SESI LLC (BB-/B2)
291,000	7.125	12/15/21	293,910
Transocean, Inc. (B+/Caa1)
791,000	5.550	10/15/22	741,562
Transocean, Inc. (BB-/B1)(c)
2,008,000	9.000	07/15/23	2,148,560
Weatherford International Ltd. (B/Caa1)
2,040,000	7.750	06/15/21	2,193,000
2,456,000	8.250	06/15/23	2,664,760

			8,041,792

Packaging(b)(c) – 0.8%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (CCC+/B3)
974,000	6.000	02/15/25	982,523
Crown Americas LLC/Crown Americas Capital Corp. V (B+/Ba3)
702,000	4.250	09/30/26	673,920

			1,656,443

Pharmaceuticals(b)(c) – 0.1%
Concordia International Corp. (CCC/Caa3)
194,000	9.500	10/21/22	43,650
1,325,000	7.000	04/15/23	258,375

			302,025

Pipelines(b)(c) – 0.9%
Antero Midstream Partners LP/Antero Midstream Finance Corp. (BB/B1)
734,000	5.375	09/15/24	743,175

Principal Amount	Interest Rate		Maturity Date	Value
Unsecured Debt Obligations – (continued)
Pipelines(b)(c) – (continued)
NGL Energy Partners LP/NGL Energy Finance Corp. (BB-/B2)
$853,000	7.500%		11/01/23	$878,590
328,000	6.125		03/01/25	318,980

				1,940,745

Real Estate Investment Trust(b)(c) – 1.3%
CyrusOne LP/CyrusOne Finance Corp. (BB/B1)
1,673,000	5.000		03/15/24	1,706,460
The Howard Hughes Corp. (B+/Ba3)
1,035,000	5.375		03/15/25	1,025,773

				2,732,233

Technology(b)(c) – 0.2%
Cardtronics, Inc./USA Co. (BB+/NR)
488,000	5.500		05/01/25	497,150

Technology – Hardware(b) – 3.8%
CDW LLC/CDW Finance Corp. (BB-/Ba3)
522,000	5.000		09/01/23	528,525
312,000	5.000		09/01/25	319,020
CommScope Technologies LLC (BB-/Ba3)(c)
1,296,000	5.000		03/15/27	1,292,760
CommScope, Inc. (B+/Ba3)(c)
2,865,000	5.500		06/15/24	2,958,112
Seagate HDD Cayman (BBB-/Baa3)
1,676,000	4.250	(c)	03/01/22	1,659,910
1,461,000	4.875		06/01/27	1,367,774

				8,126,101

Telecommunications – Wireless(b)(c) – 2.2%
Inmarsat Finance PLC (BB+/Ba2)
1,404,000	4.875		05/15/22	1,385,047
3,297,000	6.500		10/01/24	3,405,000

				4,790,047

Telecommunications – Wirelines(b) – 1.2%
Frontier Communications Corp. (B+/B1)
1,253,000	8.875		09/15/20	1,320,348
Uniti Group, Inc./CSL Capital LLC (B-/Caa1)
1,019,000	7.125		12/15/24	1,034,285
West Corp. (B+/B3)(c)
262,000	5.375		07/15/22	257,415

				2,612,048

Technology – Software(b)(c) – 0.5%
Donnelley Financial Solutions, Inc. (B/B3)
416,000	8.250		10/15/24	428,480
The Nielsen Co. Luxembourg S.a.r.l. (BB+/B1)
709,000	5.000		02/01/25	705,455

				1,133,935

TOTAL UNSECURED DEBT OBLIGATIONS
(Cost $126,749,242)				$126,354,624

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

March 31, 2017

Shares	Description	Value

Common Stock* – 0.3%
Oil, Gas & Consumable Fuels – 0.3%
1,141,924	Prairie Provident Resources, Inc.	$528,937
	(Cost $2,946,424)

Shares	Distribution Rate	Value
Investment Company(d)(e) – 10.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
22,868,909	0.617%	$22,868,909
(Cost $22,868,909)

TOTAL INVESTMENTS – 101.7%
(Cost $221,460,533)		$217,743,658

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.7)%		(3,567,621)

NET ASSETS – 100.0%		$214,176,037

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on March 31, 2017. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $104,754,998, which represents approximately 48.9% of net assets as of March 31, 2017.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2017.
(e)	Represents an Affiliated Fund.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service and are unaudited. A description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
USD —	U.S. Dollar

Investment Abbreviations:
LIBOR —	London Interbank Offered Rate
LLC —	Limited Liability Company
LP —	Limited Partnership
PLC —	Public Limited Company

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At March 31, 2017, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$34,843	06/21/24	3 month LIBOR	1.500%	$1,865,129	$(64,300)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2017.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2017(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
CDX North America High Yield Index 28	$65,000	(5.000)%	06/20/22	3.386%	$(4,451,418)	$(328,761)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Statements of Assets and Liabilities

March 31, 2017

	Fixed Income Macro Strategies Fund(a)	Long Short Credit Strategies Fund
Assets:
Investments of unaffiliated issuers, at value (cost $37,093,944 and $198,591,624)	$37,033,468	$194,874,749
Investments of affiliated issuers, at value (cost $13,951,169 and $22,868,909)	13,951,169	22,868,909
Cash	1,165,508	2,143,584
Foreign currencies, at value (cost $157,573 and $228,589, respectively)	156,693	223,287
Unrealized gain on swap contracts	979,626	—
Unrealized gain on forward foreign currency exchange contracts	1,358,070	—
Unrealized gain on non-deliverable bond forwards contracts	1,527	—
Variation margin on certain derivative contracts	13,255	322,191
Receivables:
Collateral on certain derivative contracts(b)	6,631,088	3,134,389
Interest and dividends	200,183	2,765,291
Due from broker — upfront payment	95,416	—
Reimbursement from investment adviser	19,660	148,021
Investments sold	2,073	8,858,825
Investments sold on an extended-settlement basis	—	4,394,695
Fund shares sold	—	109,539
Other assets	326	155,439
Total assets	61,608,062	239,998,919

Liabilities:
Unrealized loss on swap contracts	1,262,173	—
Unrealized loss on forward foreign currency exchange contracts	2,435,857	—
Variation margin on certain derivative contracts	165,205	—
Written option contracts, at value (premium received $480,969 and $0, respectively)	233,029	—
Payables:
Collateral on certain derivative contracts(c)	260,000	—
Management fees	63,192	180,641
Upfront payments received on swap contracts	29,519	—
Investments purchased	11,803	3,300,020
Distribution and Service fees and Transfer Agency fees	2,031	14,350
Investments purchased on an extended — settlement basis	—	20,962,062
Fund shares redeemed	—	550,547
Distributions payable	—	75,245
Due to broker — upfront payment	—	354,652
Due to broker	—	3,234
Accrued expenses	341,600	382,131
Total liabilities	4,804,409	25,822,882

Net Assets:
Paid-in capital	64,269,121	235,172,055
Undistributed net investment income	179,463	2,362,016
Accumulated net realized loss	(8,035,683)	(19,242,797)
Net unrealized gain (loss)	390,752	(4,115,237)
NET ASSETS	$56,803,653	$214,176,037
Net Assets:
Class A	$183,478	$12,673,445
Class C	52,781	2,692,456
Institutional	56,203,636	189,428,729
Class IR	340,036	9,346,567
Class R	23,722	34,840
Total Net Assets	$56,803,653	$214,176,037
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	20,690	1,340,815
Class C	5,944	284,972
Institutional	6,330,640	20,058,657
Class IR	38,240	989,202
Class R	2,679	3,688
Net asset value, offering and redemption price per share:(d)
Class A	$8.87	$9.45
Class C	8.88	9.45
Institutional	8.88	9.44
Class IR	8.89	9.45
Class R	8.85	9.45

(a)	Statement of Assets and Liabilities for the Fund is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity – FIMS Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes amounts segregated for initial margin and/or collateral on futures transactions and swaps transactions of $1,724,988 and $4,906,100, respectively for Fixed Income Macro Strategies Fund and $0 and $3,134,389, respectively for Long Short Credit Strategies Fund.
(c)	Represents amounts segregated for collateral on swaps.
(d)	Maximum public offering price for Class A Shares of the Fixed Income Macro Strategies and the Long Short Credit Strategies Funds is $9.22 and $9.82, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2017

	Fixed Income Macro Strategies Fund(a)	Long Short Credit Strategies Fund
Investment income:
Interest	$1,746,987	$10,007,759
Dividends — affiliated issuers	45,385	117,161
Dividends — unaffiliated issuers	—	63,036
Total investment income	1,792,372	10,187,956

Expenses:
Management fees	904,476	2,087,566
Custody, accounting and administrative services	417,986	110,755
Professional fees	204,691	175,697
Registration fees	61,932	134,453
Printing and mailing costs	29,366	54,019
Transfer Agency fees(b)	25,374	103,641
Trustee fees	16,752	17,066
Distribution and Service fees(b)	1,685	55,584
Prime Broker Fees	7,801	—
Other	10,026	17,072
Total expenses	1,680,089	2,755,853
Less — expense reductions	(811,881)	(366,556)
Net expenses	868,208	2,389,297
NET INVESTMENT INCOME	924,164	7,798,659

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(1,027,658)	5,608,402
Futures contracts	(72,847)	—
Written options	1,059,100	—
Swap contracts	517,319	(6,140,089)
Non-deliverable bond forward contracts	258,755	—
Forward foreign currency exchange contracts	(506,445)	12,049
Foreign currency transactions	(62,584)	(13,865)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	6,592	(1,041,613)
Futures contracts	472,070	—
Non-deliverable bond forward contracts	(137,501)	—
Written options	(72,535)	—
Swap contracts	760,438	772,651
Forward foreign currency exchange contracts	(1,276,315)	18,346
Foreign currency translation	15,090	(7,878)
Net realized and unrealized loss	(66,521)	(791,997)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$857,643	$7,006,662

(a)	Statement of Operations for the Fund is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity — FIMS Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Class IR	Class R
Fixed Income Macro Strategies	$553	$1,015	$117	$288	$132	$23,562	$1,363	$29
Long Short Credit Strategies	31,158	24,254	172	16,202	3,153	74,552	9,690	44

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Consolidated Statements of Changes in Net Assets

	Fixed Income Macro Strategies Fund(a)
	For the Fiscal Year Ended March 31, 2017	For the Fiscal Year Ended March 31, 2016
From operations:
Net investment income	$924,164	$275,503
Net realized gain	165,640	971,558
Net change in unrealized gain (loss)	(232,161)	1,545,751
Net increase in net assets resulting from operations	857,643	2,792,812

Distributions to shareholders:
From net investment income
Class A Shares	(1,827)	(10,269)
Class C Shares	—	(4,827)
Institutional Shares	(844,564)	(2,216,168)
Class IR Shares	(3,763)	(54,591)
Class R Shares	(212)	(725)
Return of capital
Class A Shares	—	(8,572)
Class C Shares	—	(4,030)
Institutional Shares	—	(1,850,041)
Class IR Shares	—	(45,572)
Class R Shares	—	(606)
Total distributions to shareholders	(850,366)	(4,195,401)

From share transactions:
Proceeds from sales of shares	1,604,824	10,415,184
Reinvestment of distributions	850,366	4,195,401
Cost of shares redeemed	(13,839,002)	(24,134,214)
Net decrease in net assets resulting from share transactions	(11,383,812)	(9,523,629)
TOTAL DECREASE	(11,376,535)	(10,926,218)

Net assets:
Beginning of year	68,180,188	79,106,406
End of year	$56,803,653	$68,180,188
Undistributed (distributions in excess of) net investment income	$179,463	$(1,044,322)

(a)	Statement of Changes in Net Assets for the Fixed Income Macro Strategies Fund is consolidated and includes the balances of wholly owned subsidiary, Cayman Commodity — FIMS Ltd. Accordingly, all interfund balances and transactions have been eliminated.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Statements of Changes in Net Assets

	Long Short Credit Strategies Fund
	For the Fiscal Year Ended March 31, 2017	For the Fiscal Year Ended March 31, 2016
From operations:
Net investment income	$7,798,659	$7,062,471
Net realized loss	(533,503)	(5,816,895)
Net change in unrealized loss	(258,494)	(509,711)
Net increase in net assets resulting from operations	7,006,662	735,865

Distributions to shareholders:
From net investment income
Class A Shares	(420,839)	(309,196)
Class C Shares	(67,169)	(37,911)
Institutional Shares	(6,964,302)	(6,933,975)
Class IR Shares	(285,677)	(123,133)
Class R Shares	(1,069)	(1,073)
Total distributions to shareholders	(7,739,056)	(7,405,288)

From share transactions:
Proceeds from sales of shares	88,176,783	71,922,849
Reinvestment of distributions	6,291,062	6,171,270
Cost of shares redeemed	(68,548,576)	(83,049,707)
Net increase (decrease) in net assets resulting from share transactions	25,919,269	(4,955,588)
TOTAL INCREASE (DECREASE)	25,186,875	(11,625,011)

Net assets:
Beginning of year	188,989,162	200,614,173
End of year	$214,176,037	$188,989,162
Undistributed net investment income	$2,362,016	$1,977,995

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From capital	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	$8.84	$0.10	$0.02	$0.12	$(0.09)	$—	$(0.09)
2017 - C	8.83	0.03	0.02	0.05	—	—	—
2017 - Institutional	8.86	0.14	0.01	0.15	(0.13)	—	(0.13)
2017 - IR	8.84	0.10	0.04	0.14	(0.09)	—	(0.09)
2017 - R	8.84	0.09	— (d)	0.09	(0.08)	—	(0.08)
2016 - A	9.03	0.03	0.33	0.36	(0.25)	(0.30)	(0.55)
2016 - C	9.04	(0.06)	0.35	0.29	(0.33)	(0.17)	(0.50)
2016 - Institutional	9.05	0.04	0.33	0.37	(0.30)	(0.26)	(0.56)
2016 - IR	9.03	— (d)	0.36	0.36	(0.40)	(0.15)	(0.55)
2016 - R	9.04	(0.01)	0.34	0.33	(0.29)	(0.24)	(0.53)
2015 - A	9.82	0.03	(0.81)	(0.78)	—	(0.01)	(0.01)
2015 - C	9.82	0.05	(0.82)	(0.77)	—	(0.01)	(0.01)
2015 - Institutional	9.84	0.02	(0.79)	(0.77)	—	(0.02)	(0.02)
2015 - IR	9.81	0.02	(0.78)	(0.76)	—	(0.02)	(0.02)
2015 - R	9.82	0.01	(0.78)	(0.77)	—	(0.01)	(0.01)
FOR THE PERIOD ENDED MARCH 31,
2014 - A (Commenced December 16, 2013)	10.00	(0.01)	(0.16)	(0.17)	—	(0.01)	(0.01)
2014 - C (Commenced December 16, 2013)	10.00	(0.02)	(0.16)	(0.18)	—	— (d)	— (d)
2014 - Institutional (Commenced December 16, 2013)	10.00	— (d)	(0.14)	(0.14)	—	(0.02)	(0.02)
2014 - IR (Commenced December 16, 2013)	10.00	— (d)	(0.17)	(0.17)	—	(0.02)	(0.02)
2014 - R (Commenced December 16, 2013)	10.00	(0.01)	(0.16)	(0.17)	—	(0.01)	(0.01)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$8.87	1.35%	$183	1.74%		3.12%		1.19%		376%
8.88	0.57	53	2.49		3.89		0.38		376
8.88	1.73	56,204	1.44		2.78		1.54		376
8.89	1.62	340	1.50		2.89		1.18		376
8.85	1.03	24	1.96		3.35		1.05		376
8.84	3.98	312	1.85		3.39		0.33		472
8.83	3.25	136	2.21		3.88		(0.68)		472
8.86	4.15	66,006	1.44		2.79		0.42		472
8.84	4.06	1,703	1.52		2.89		0.03		472
8.84	3.66	23	1.93		3.35		(0.05)		472
9.03	(8.00)	2,562	0.19		3.06		0.36		487
9.04	(7.97)	347	0.88		4.10		0.60		487
9.05	(7.89)	72,251	0.97		2.65		0.25		487
9.03	(7.85)	3,923	0.72		2.80		0.20		487
9.04	(7.93)	23	1.01		3.25		0.11		487

9.82	(1.60)	19	1.79	(e)	3.34	(e)	(0.29	)(e)	90
9.82	(1.69)	10	2.19	(e)	4.16	(e)	(0.67	)(e)	90
9.84	(1.32)	99,736	1.45	(e)	2.72	(e)	0.11	(e)	90
9.81	(1.64)	56	1.55	(e)	2.90	(e)	(0.01	)(e)	90
9.82	(1.65)	25	2.01	(e)	3.66	(e)	(0.47	)(e)	90

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	$9.47	$0.33	$(0.03)	$0.30	$(0.32)	$—	$(0.32)
2017 - C	9.47	0.26	(0.03)	0.23	(0.25)	—	(0.25)
2017 - Institutional	9.46	0.36	(0.03)	0.33	(0.35)	—	(0.35)
2017 - IR	9.47	0.35	(0.03)	0.32	(0.34)	—	(0.34)
2017 - R	9.47	0.30	(0.02)	0.28	(0.30)	—	(0.30)
2016 - A	9.79	0.32	(0.30)	0.02	(0.34)	—	(0.34)
2016 - C	9.79	0.25	(0.31)	(0.06)	(0.26)	—	(0.26)
2016 - Institutional	9.78	0.35	(0.30)	0.05	(0.37)	—	(0.37)
2016 - IR	9.79	0.35	(0.31)	0.04	(0.36)	—	(0.36)
2016 - R	9.78	0.30	(0.30)	—	(0.31)	—	(0.31)
2015 - A (Commenced April 30, 2014)	10.52	0.31	(0.65)	(0.34)	(0.30)	(0.09)	(0.39)
2015 - C (Commenced April 30, 2014)	10.52	0.24	(0.66)	(0.42)	(0.22)	(0.09)	(0.31)
2015 - Institutional	10.51	0.37	(0.66)	(0.29)	(0.35)	(0.09)	(0.44)
2015 - IR (Commenced April 30, 2014)	10.52	0.33	(0.65)	(0.32)	(0.32)	(0.09)	(0.41)
2015 - R (Commenced April 30, 2014)	10.52	0.28	(0.65)	(0.37)	(0.28)	(0.09)	(0.37)
2014 - Institutional	10.80	0.39	0.09	0.48	(0.39)	(0.38)	(0.77)
2013 - Institutional	10.58	0.45	0.45	0.90	(0.47)	(0.21)	(0.68)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.45	3.20%	$12,673	1.45%		1.62%		3.43%		266%
9.45	2.43	2,692	2.20		2.37		2.68		266
9.44	3.55	189,429	1.11		1.28		3.77		266
9.45	3.45	9,347	1.20		1.38		3.69		266
9.45	2.94	35	1.70		1.87		3.18		266
9.47	0.19	8,358	1.49		1.57		3.34		173
9.47	(0.55)	1,773	2.23		2.32		2.61		173
9.46	0.53	173,758	1.15		1.23		3.68		173
9.47	0.44	5,067	1.23		1.32		3.61		173
9.47	0.04	33	1.74		1.83		3.08		173
9.79	(3.28)	6,943	1.57	(d)	1.62	(d)	3.35	(d)	164
9.79	(3.95)	1,016	2.30	(d)	2.38	(d)	2.61	(d)	164
9.78	(2.77)	190,148	1.27		1.35		3.57		164
9.79	(3.05)	2,475	1.30	(d)	1.40	(d)	3.60	(d)	164
9.78	(3.57)	32	1.84	(d)	1.93	(d)	2.98	(d)	164
10.51	4.61	335,421	1.49		1.51		3.67		207
10.80	8.74	506,996	1.47		1.47		4.23		204

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Notes to Financial Statements

March 31, 2017

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Fixed Income Macro Strategies Fund and the Goldman Sachs Long Short Credit Strategies Fund (the “Funds”). The Funds are non-diversified portfolios and currently offer five classes of shares: Class A, Class C, Institutional, Class IR and Class R Shares. Class A Shares are sold with a front-end sales charge of up to 3.75%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00% which is imposed on redemptions made within 12 months of purchase.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis of Consolidation for Fixed Income Macro Strategies Fund — The Cayman Commodity — FIMS, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on December 16, 2013 and is currently a wholly-owned subsidiary of the Fixed Income Macro Strategies Fund (the “Fund”). The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of December 16, 2013, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of March 31, 2017, the Fund’s net assets were $56,803,653, of which, $10,486,856, or 18.5%, represented the Subsidiary’s net assets.

B.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date.

For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a

56

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Fixed Income Macro Strategies	Annually	Annually
Long Short Credit Strategies	Daily/Monthly	Annually

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Fixed Income Macro Strategies Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

57

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Notes to Financial Statements (continued)

March 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued using available market quotations as provided by a third party pricing vendor or broker. Prior to October 11, 2016, such securities were valued at amortized cost. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

ii.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value

iii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

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GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iv.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Private Investments — Private investments may include, but are not limited to, investments in private equity or debt instruments. The investment manager estimates the fair value of private investments based upon various factors, including, but not limited to, transactions in similar instruments, completed or pending third-party transactions in underlying investments or comparable entities, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure, offerings in equity or debt capital markets, and changes in current and projected financial ratios or cash flows.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

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GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Notes to Financial Statements (continued)

March 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

A non-deliverable bond forward is a short term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked-to-market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by a Fund on a daily basis, and realized gains or losses are recorded on the termination date or sale of a contract.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or

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GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

A cross currency swap is an agreement which a Fund may enter into to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a cross currency swap is subject to risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transactions.

Short Term Investments — Short-term investments having a maturity of 60 days or less are valued using available market quotations as provided by a third party pricing vendor or broker. Prior to October 11, 2016, such securities were valued at amortized cost. These investments are classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the

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GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Notes to Financial Statements (continued)

March 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2017:

FIXED INCOME MACRO STRATEGIES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Foreign Sovereign Debt Obligations	$4,452,651	$10,910,501	$—
Mortgage-Backed Obligations	—	5,623,215	—
U.S. Treasury Obligations	15,684,860	—	—
Investment Company	13,951,169	—	—
Total	$34,088,680	$16,533,716	$—

Derivative Type
Assets
Options Purchased	$121,425	$240,816	$—
Forward Foreign Currency Exchange Contracts(a)	—	1,358,070	—
Futures Contracts(a)	674,972	—	—
Interest Rate Swap Contracts(a)	—	3,419,051	—
Cross Currency Swap Contracts(a)	—	30,031	—
Total Return Swap Contracts(a)	—	32,827	—
Non-Deliverable Bond Forward Contracts(a)		1,527
Total	$796,397	$5,082,322	$—
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(2,435,857)	$—
Futures Contracts(a)	(281,187)	—	—
Interest Rate Swap Contracts(a)	—	(2,541,636)	—
Cross Currency Swap Contracts(a)	—	(123,413)	—
Total Return Swap Contracts(a)	—	(6,770)	—
Written Options Contracts	(103,293)	(129,736)	—
Total	$(384,480)	$(5,237,412)	$—

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GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

LONG SHORT CREDIT STRATEGIES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income	$—	$—	$—
Bank Loans	—	27,996,326	—
Other Secured Debt Obligations	—	39,994,862	—
Unsecured Debt Obligations	—	126,354,624	—
Common Stock and/or Other Equity Investments(b)
North America	—	528,937	—
Investment Company	22,868,909	—	—
Total	$22,868,909	$194,874,749	$—

Derivative Type
Liabilities(a)
Interest Rate Swap Contracts	$—	$(64,300)	$—
Credit Default Swap Contracts	—	(328,761)	—
Total	$—	$(393,061)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

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GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Notes to Financial Statements (continued)

March 31, 2017

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of March 31, 2017. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Fixed Income Macro Strategies
Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Receivable for unrealized gain on non-deliverable bond forward contracts; Variation margin on certain derivative contracts; Investments, at value	$4,151,704	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts; Written options, at value	$(2,934,956)	(a)(b)
Currency	Receivable for unrealized gain on swap contracts; Receivable for unrealized gain on forward foreign currency exchange contracts; Investments, at value	1,484,837		Payable for unrealized loss on swap contracts; Payable for unrealized loss on forward foreign currency exchange contracts; Written options, at value	(2,597,638)	(b)
Commodity	Variation margin on certain derivative contracts	226,258	(a)	Variation margin on certain derivative contracts	(89,298)	(a)
Equity	Variation margin on certain derivative contracts	15,920	(a)	—	—
Total		$5,878,719			$(5,621,892)

Long Short Credit Strategies
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	—	$—		Variation margin on certain derivative contracts	$(64,300)	(a)
Credit	—	—		Variation margin on certain derivative contracts	(328,761)	(a)
Total		$—			$(393,061)

(a)	Includes unrealized gain (loss) on futures contracts and/or centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $1,262,173 for Fixed Income Macro Strategies Fund, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

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4. INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fixed Income Macro Strategies
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts, non- deliverable bond forward contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts, non-deliverable bond forward contracts and written options	$1,974,586	$704,791	1,103
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(11,394)	—	1
Commodity	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	(1,436,948)	137,059	74
Currency	Net realized gain (loss) from investments, swap contracts, forward foreign currency exchange contracts and written options/Net change in unrealized gain (loss) on investments, swap contracts, forward foreign currency exchange contracts and written options	(82,755)	(1,167,189)	632
Equity	Net realized gain (loss) from investments and futures contracts/Net change in unrealized gain (loss) on futures contracts	(514,014)	94,205	21
Total		$(70,525)	$(231,134)	1,831

Long Short Credit Strategies
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from swap contracts /Net change in unrealized gain (loss) on swap contracts	$(221,898)	$546,289	4
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(5,918,191)	226,362	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts	12,049	18,346	1
Total		$(6,128,040)	$790,997	6

(a)	Average number of contracts is based on the average of month end balances for the fiscal year March 31, 2017.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

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GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Notes to Financial Statements (continued)

March 31, 2017

4. INVESTMENTS IN DERIVATIVES (continued)

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

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4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of March 31, 2017:

Fixed Income Macro Strategies Fund
	Derivative Assets(1)					Derivative Liabilities(1)				Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts		Total	Swaps	Forward Currency Contracts	Options Written	Total
Bank of America Securities LLC	$100,079	$29,573	$—		$129,652	$(81,487)	$—	$(54,915)	$(136,402)	$(6,750)	$—	$(6,750)
Barclays Bank PLC	—	—	—		—	(47,387)	—	—	(47,387)	(47,387)	—	(47,387)
Citibank NA	96,736	99,526	1,358,070		1,554,332	(132,874)	(2,435,857)	(38,368)	(2,607,099)	(1,052,767)	1,052,767	—
Credit Suisse International (London)	—	—	—		—	(16,858)	—	—	(16,858)	(16,858)	—	(16,858)
Deutsche Bank AG	43,994	191,999	—		235,993	(252,050)	—	(36,451)	(288,501)	(52,508)	—	(52,508)
JPMorgan Securities, Inc.	7	406,458	1,527	*	407,992	(562,430)	—	(2)	(562,432)	(154,440)	—	(154,440)
Morgan Stanley & Co. International PLC	—	252,070	—		252,070	(169,087)	—	—	(169,087)	82,983	(82,983)	—
Total	$240,816	$979,626	$1,359,597		$2,580,039	$(1,262,173)	$(2,435,857)	$(129,736)	$(3,827,766)	$(1,247,727)	$969,784	$(277,943)
*	Includes Non-Deliverable Bond Forward Contracts assets of $1,527.
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended March 31, 2017, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Fixed Income Macro Strategies	1.50%	1.50%	1.35%	1.29%	1.26%	1.50%	1.32	%*(a)
Long Short Credit Strategies	1.00	0.90	0.86	0.84	0.82	1.00	0.97

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any, and any additional voluntary management fee waivers, if applicable.
*	GSAM has agreed to waive a portion of it’s management fee in order to achieve the effective net management rate of 1.35% as an annual percentage rate of the average daily net assets of the Fund through at least July 29, 2017. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreement as defined below after waivers.

The Fixed Income Macro Strategies and Long Short Credit Strategies Funds invest in the Institutional Shares of the Goldman Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the

67

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Notes to Financial Statements (continued)

March 31, 2017

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

affiliated Underlying Funds in which the Funds invest. For the fiscal year ended March 31, 2017, GSAM waived $20,768 and $53,719 of the Funds’ management fee for Fixed Income Macro Strategies and Long Short Credit Strategies Funds, respectively.

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the fiscal year ended March 31, 2017, GSAM waived $113,024 of the Fund’s management fee. This waiver represents an inter-fund transaction and, accordingly, has been eliminated in consolidation.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds.

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the For the fiscal year ended March 31, 2017 , Goldman Sachs advised that it retained $28 and $1,355 in front end sales charges for the Fixed Income Macro Strategies and the Long Short Credit Strategies Funds, respectively, and it did not retain any contingent deferred sales charges for either fund.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets of Institutional Shares.

Effective July 29, 2016, Goldman Sachs agreed to waive a portion of its transfer agency fee equal to 0.06% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Class IR, and Class R Shares of the Fixed Income Macro Strategies Fund. As a result of this waiver, a net transfer agency fee equal to 0.07% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Class IR, and Class R Shares of the Fixed Income Macro Strategies Fund is being charged to those share classes. This arrangement will remain in effect through at least July 29, 2017, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to

68

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Fixed Income Macro Strategies Fund and Long Short Credit Strategies Fund are 0.064% and 0.094%, respectively. These Other Expense limitations will remain in place through at least July 29, 2017 and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended March 31, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Fixed Income Macro Strategies	$111,216	$429	$700,236	$811,881
Long Short Credit Strategies	53,719	—	312,837	366,556
F.  Line of Credit Facility — As of March 31, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2017, the Funds did not have any borrowings under the facility.

G.  Other Transactions with Affiliates — For the fiscal year ended March 31, 2017 , Goldman Sachs earned $1,006, and $0 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant on behalf of the Fixed Income Macro Strategies and the Long Short Credit Strategies Funds, respectively.

As of March 31, 2017 The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class A, Class C, Institutional, Class IR, and Class R Shares of the following Funds:

Fund	Class A	Class C	Institutional	Class IR	Class R
Fixed Income Macro Strategies	5%	18%	26%	7%	100%
Long Short Credit Strategies	—	—	—	—	71

The table below shows the transactions in and earnings from investments in the Underlying Funds for the fiscal year ended March 31, 2017:

Fund	Underlying Fund	Market Value 3/31/16	Purchases at Cost	Proceeds from Sales	Market Value 3/31/17	Dividend Income
Fixed Income Macro Strategies	Goldman Sachs Financial Square Government Fund	$12,172,945	$74,545,956	$(72,767,732)	$13,951,169	$45,385
Long Short Credit Strategies	Goldman Sachs Financial Square Government Fund	30,744,104	176,931,913	(184,807,108)	22,868,909	117,161

69

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Notes to Financial Statements (continued)

March 31, 2017

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2017, were:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Fixed Income Macro Strategies	$156,899,650	$14,532,228	$148,230,302	$15,275,231
Long Short Credit Strategies	912,452	490,254,368	913,570	453,196,004

The table below summarizes the reverse repurchase agreement activity for the fiscal year ended March 31, 2017:

	Average amount of borrowings	Weighted average interest rate (Paid) Received	Number of days outstanding during the period
Fixed Income Macro Strategies Fund	$2,566,429	(4.994)%	7

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2017 was as follows:

	Fixed Income Macro Strategies	Long Short Credit Strategies
Distribution paid from:
Ordinary income	$850,366	$7,739,056
Net long-term capital gains	—	—
Total taxable distributions	$850,366	$7,739,056

The tax character of distributions paid during the fiscal year ended March 31, 2016 was as follows:

	Fixed Income Macro Strategies	Long Short Credit Strategies
Distribution paid from:
Ordinary income	$2,286,580	$7,405,288
Tax return of capital	$1,908,821	$—

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GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

7. TAX INFORMATION (continued)

As of March 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

	Fixed Income Macro Strategies	Long Short Credit Strategies
Undistributed ordinary income — net	$738,810	$2,353,827
Undistributed long-term capital gains	—	—
Total undistributed earnings	$738,810	$2,353,827
Capital loss carryforwards:(1)
Perpetual short-term	$(2,840,479)	$(16,383,198)
Perpetual long-term	$(4,852,446)	$(2,219,572)
Total capital loss carryforwards	$(7,692,925)	$(18,602,770)
Timing differences (Qualified Late Year Loss Deferral, Post October Loss Deferral, Straddle Deferral and Dividend Payable)	$(1,330,785)	$(1,553,762)
Unrealized gains (losses) — net	$819,432	$(3,193,313)
Total accumulated earnings (losses) net	$(7,465,468)	$(20,996,018)

(1)	The Fixed Income Macro Strategies Fund utilized $33,126 of capital losses during the fiscal year.

As of March 31, 2017, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Fixed Income Macro Strategies	Long Short Credit Strategies
Tax Cost	$51,076,267	$220,622,045
Gross unrealized gain	1,228,422	2,979,305
Gross unrealized loss	(1,320,052)	(5,857,692)
Net unrealized gains (losses) on securities	$(91,630)	$(2,878,387)
Net unrealized gain (loss) on other investments	911,062	(314,926)
Net unrealized gains (losses)	$819,432	$(3,193,313)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures, foreign currency contracts and options contracts, and differences in the tax treatment of swap transactions, inflation protected securities, material modification of debt securities and underlying Fund investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds and result primarily from differences in the tax treatment of swap transactions, foreign currency transactions, the recognition of income and gains/losses of certain bonds, inflation protected securities, and underlying fund investments.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Fixed Income Macro Strategies	$(1,331,050)	$181,063	$1,149,987
Long Short Credit Strategies	—	(324,418)	324,418

71

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Notes to Financial Statements (continued)

March 31, 2017

7. TAX INFORMATION (continued)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, such Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Funds will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Funds’ investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment

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GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

8. OTHER RISKS (continued)

model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage, the sum of that Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. A Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

73

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Notes to Financial Statements (continued)

March 31, 2017

8. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Non-Diversification Risk — The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

Tax Risk — The Fixed Income Macro Strategies Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) has issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLR, pending review of its position on this matter. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. The Fund has obtained an opinion of counsel that the Fund’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

74

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Fixed Income Macro Strategies Fund

	For the Fiscal Year Ended March 31, 2017		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	766	$6,754	26,725	$249,488
Reinvestment of distributions	209	1,827	2,133	18,841
Shares redeemed	(15,579)	(136,998)	(277,292)	(2,502,916)
	(14,604)	(128,417)	(248,434)	(2,234,587)
Class C Shares
Shares sold	965	8,438	13,558	124,467
Reinvestment of distributions	—	—	1,003	8,857
Shares redeemed	(10,452)	(91,479)	(37,537)	(344,018)
	(9,487)	(83,041)	(22,976)	(210,694)
Institutional Shares
Shares sold	150,507	1,325,328	934,739	8,649,986
Reinvestment of distributions	96,411	844,564	459,286	4,066,209
Shares redeemed	(1,362,614)	(11,982,857)	(1,929,082)	(17,518,429)
	(1,115,696)	(9,812,965)	(535,057)	(4,802,234)
Class IR Shares
Shares sold	30,197	264,304	152,010	1,391,243
Reinvestment of distributions	429	3,763	11,316	100,163
Shares redeemed	(184,924)	(1,627,668)	(405,374)	(3,768,851)
	(154,298)	(1,359,601)	(242,048)	(2,277,445)
Class R Shares
Reinvestment of distributions	24	212	151	1,331
	24	212	151	1,331
NET DECREASE	(1,294,061)	$(11,383,812)	(1,048,364)	$(9,523,629)

75

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Notes to Financial Statements (continued)

March 31, 2017

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Long Short Credit Strategies Fund

	For the Fiscal Year Ended March 31, 2017		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	709,896	$6,769,325	780,602	$7,528,825
Reinvestment of distributions	44,163	419,468	32,402	308,344
Shares redeemed	(295,569)	(2,819,928)	(640,044)	(6,058,372)
	458,490	4,368,865	172,960	1,778,797
Class C Shares
Shares sold	176,485	1,688,399	147,163	1,409,220
Reinvestment of distributions	7,086	67,135	3,990	37,801
Shares redeemed	(85,797)	(818,193)	(67,789)	(647,878)
	97,774	937,341	83,364	799,143
Institutional Shares
Shares sold	7,305,879	69,775,802	5,991,005	58,047,972
Reinvestment of distributions	583,045	5,534,050	598,839	5,709,626
Shares redeemed	(6,189,282)	(59,029,553)	(7,672,327)	(73,971,045)
	1,699,642	16,280,299	(1,082,483)	(10,213,447)
Class IR Shares
Shares sold	1,042,262	9,942,346	516,890	4,934,925
Reinvestment of distributions	28,396	269,340	12,028	114,437
Shares redeemed	(616,556)	(5,880,902)	(246,720)	(2,371,319)
	454,102	4,330,784	282,198	2,678,043
Class R Shares
Shares sold	94	911	197	1,907
Reinvestment of distributions	114	1,069	112	1,062
Shares redeemed	—	—	(117)	(1,093)
	208	1,980	192	1,876
NET INCREASE (DECREASE)	2,710,216	$25,919,269	(543,769)	$(4,955,588)

76

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

Goldman Sachs Fixed Income Alternatives Funds:

In our opinion, the accompanying consolidated (as applicable) statements of assets and liabilities, including the consolidated (as applicable) schedules of investments, and the related consolidated (as applicable) statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Fixed Income Macro Strategies Fund and Goldman Sachs Long Short Credit Strategies Fund (collectively the “Funds”), funds of the Goldman Sachs Trust, as of March 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements (consolidated financial statements for the Goldman Sachs Fixed Income Macro Strategies Fund) and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 25, 2017

77

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Fund Expenses — Six Month Period Ended March 31, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2016 through March 31, 2017, which represents a period of 182 days in a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Fixed Income Macro Strategies Fund				Long Short Credit Strategies Fund
Share Class	Beginning Account Value 10/1/16	Ending Account Value 3/31/17		Expenses Paid for the 6 months ended 3/31/17*	Beginning Account Value 10/1/16	Ending Account Value 3/31/17		Expenses Paid for the 6 months ended 3/31/17*
Class A
Actual	$1,000.00	$1,019.30		$8.61	$1,000.00	$1,002.70		$7.24
Hypothetical 5% return	1,000.00	1,016.40	+	8.60	1,000.00	1,017.70	+	7.29
Class C
Actual	1,000.00	1,014.90		12.36	1,000.00	999.00		10.96
Hypothetical 5% return	1,000.00	1,012.67	+	12.34	1,000.00	1,013.96	+	11.05
Institutional
Actual	1,000.00	1,020.70		7.20	1,000.00	1,004.40		5.55
Hypothetical 5% return	1,000.00	1,017.80	+	7.19	1,000.00	1,019.40	+	5.59
Class IR
Actual	1,000.00	1,020.80		7.36	1,000.00	1,004.00		6.00
Hypothetical 5% return	1,000.00	1,017.65	+	7.34	1,000.00	1,018.95	+	6.04
Class R
Actual	1,000.00	1,017.20		9.76	1,000.00	1,001.50		8.48
Hypothetical 5% return	1,000.00	1,015.26	+	9.75	1,000.00	1,016.46	+	8.55

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the fiscal year ended March 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR	Class R
Fixed Income Macro Strategies	1.71%	2.46%	1.43%	1.46%	1.94%
Long Short Credit Strategies	1.45	2.20	1.11	1.20	1.70

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

78

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 75	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Chairman of the Board of Trustees, Goldman Sachs Trust II (2012-2016), Goldman Sachs MLP Income Opportunities Fund (2013-2016), Goldman Sachs MLP and Energy Renaissance Fund (2014-2016), and Goldman Sachs ETF Trust (2014-2016); Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs BDC, Inc.; and Goldman Sachs Private Middle Market Credit LLC.

				106	None
Kathryn A. Cassidy Age: 63	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None

79

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Diana M. Daniels Age: 67	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Herbert J. Markley Age: 66	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None

80

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 68	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Roy W. Templin Age: 56	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a ceiling materials manufacturer) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				104	Armstrong World Industries, Inc. (a ceiling materials manufacturer)

81

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Gregory G. Weaver Age: 65	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	Verizon Communications Inc.

82

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	138	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2017, Goldman Sachs Trust consisted of 90 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

83

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 48	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of March 31, 2017 except for with respect to Joseph F. DiMaria, for whom information is provided as of May 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

84

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.17 trillion in assets under supervision as of March 31, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund[4]
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Fixed Income Macro Strategies Fund

Fundamental Equity

∎	Growth and Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Focused Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Growth Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Dynamic U.S. Equity Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Dynamic Allocation Fund
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and

Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and

Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs is available on the SEC’s Web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of March 31, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2017 Goldman Sachs. All rights reserved. 91583-TEMPL-05/2017 FIALTAR-17/1.7K

Goldman Sachs Funds

Annual Report	March 31, 2017

Multi Sector Fixed Income Funds
Bond Fund
Core Fixed Income
Global Income
Strategic Income

Goldman Sachs Multi Sector Fixed Income Funds

∎	BOND FUND

∎	CORE FIXED INCOME

∎	GLOBAL INCOME

∎	STRATEGIC INCOME

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

∎	Assess relative value among sectors (such as mortgage-backed and corporate debt securities) and sub-sectors

∎	Leverage the vast resources of GSAM in selecting securities for each portfolio

∎	Team approach to decision making

∎	Manage risk by avoiding significant sector and interest rate bets

∎	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

∎	Include domestic and global investment options, income opportunities, and access to areas of specialization

∎	Capitalize on GSAM’s industry-renowned credit research capabilities

∎	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

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MARKET REVIEW

Goldman Sachs Multi Sector Fixed Income Funds

Market Review

During the 12 months ended March 31, 2017 (the “Reporting Period”), the performance of the global fixed income markets was driven by unexpected political events in the U.S. and abroad as well as by shifting expectations about global economic conditions and central bank monetary policy.

In the second quarter of 2016 when the Reporting Period began, spread (or non- government bond) sectors rallied on stabilization of commodities prices as well as on declining fears about slowing economic growth in China and the potential for a U.S. economic recession. Global interest rates broadly declined amid continued accommodative monetary policy from the world’s central banks. In the U.S., minutes from the Federal Reserve’s (the “Fed”) April 2016 policy meeting, released in mid-May 2016, suggested to many observers that policymakers might raise interest rates in June 2016 if U.S. economic growth strengthened, employment data firmed and inflation rose toward the Fed’s 2% target. In early June 2016, however, the release of weak May 2016 employment data raised concerns about the health of the U.S. economy, pushing down market expectations of a Fed rate hike. Indeed, the Fed did not raise interest rates at its June 2016 policy meeting. In the last week of June 2016, the unexpected “leave” vote in the U.K. referendum on membership in the European Union, popularly known as Brexit, renewed investor uncertainty about the path of global economic growth. Spread sectors withstood the Brexit vote relatively well, selling off at first but then recovering most of their losses afterwards. The U.S. dollar strengthened versus most global currencies during the second calendar quarter, though it weakened against the Japanese yen.

During the third calendar quarter, spread sectors continued to advance. Overall, global interest rates remained low, as the world’s central banks remained broadly accommodative. In July 2016, however, the Fed’s policy statement was more hawkish than most observers expected, reflecting cautious optimism amid the market’s relatively muted reaction to the Brexit outcome and strengthening U.S. economic data. (Hawkish tends to suggest higher interest rates; opposite of dovish.) The July 2016 U.S. non-farm payrolls report showed 255,000 new jobs added, exceeding market expectations and countering a disappointing second quarter 2016 Gross Domestic Product (“GDP”) report that showed growth of 1.2%. The European Central Bank (“ECB”) kept interest rates unchanged during July 2016. The Bank of Japan (“BoJ”), meanwhile, fell short of market expectations with the announcement of an equity purchase program but no change to key monetary measures, such as an interest rate cut or increased government bond purchases. In August 2016, the Bank of England (“BoE”) unveiled a “timely, coherent and comprehensive package,” as described by Governor Mark Carney, which included a number of measures intended to help the U.K. economy navigate a post- Brexit environment. Although the ECB kept monetary policy unchanged during the month, the European and U.K. credit markets received technical, or supply/demand, support from the ongoing corporate bond purchases by their respective central banks. In the U.S., non-farm payroll gains moderated in August 2016 and manufacturing and services data weakened, but continued hawkish comments from the Fed boosted market expectations of a rate hike by the end of 2016. However, at its September 2016 policy meeting, the Fed kept short-term interest rates unchanged. In Japan, during September 2016, the BoJ announced a new “yield curve control” framework designed to steepen Japan’s government bond yield curve and alleviate the impact on financial institutions of low longer-term rates. (Yield curve indicates a spectrum of maturities.). During the third quarter of 2016, the U.S. dollar depreciated versus many world currencies.

In the fourth quarter of 2016, spread sectors generally outpaced government bond sectors. Commodity prices broadly stabilized, and crude oil prices rose following an agreement in

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MARKET REVIEW

November 2016 by the Organization of the Petroleum Exporting Countries (“OPEC”) and non-OPEC producers to cut production, which provided support for energy issuers within the corporate credit market as well as for oil-exporting emerging economies. Also, the results of the November 2016 U.S. election signaled a potential regime change in monetary, fiscal and regulatory policy. Market expectations shifted toward a faster pace of Fed monetary policy tightening, increased fiscal stimulus and a potentially looser regulatory agenda. Soon after the U.S. election, global interest rates rose and the U.S. dollar strengthened versus most developed market and emerging market currencies. The U.S. economy strengthened, with strong job growth and increased consumer spending reported. In December 2016, the Fed raised the targeted federal funds rate 0.25% to a range of between 0.50% and 0.75%. The rate hike pushed U.S. Treasury yields higher, with a notable increase in shorter-term yields, and led to additional appreciation in the U.S. dollar. In the Eurozone, the ECB announced it would reduce its monthly pace of asset purchases starting in April 2017 but said it would maintain its monetary easing policies throughout 2017. Meanwhile, Italy voted to reject constitutional reforms, while the outcome of Austria’s election defied the populist tide that had claimed victories in the U.K. and U.S. during 2016.

During the first quarter of 2017, government bond sectors sold off and spread sectors generally posted gains. Investors focused on the prospect of pro-growth policies from the new U.S. administration, which helped boost business and consumer sentiment to near record levels, and also on the positive impact of earlier fiscal stimulus in China. Global purchasing managers’ indices pointed to solid expansion across the largest global economies, the U.S. in particular. In Europe, economic data strengthened and political risk remained contained, as markets weathered the official start of Brexit negotiations. The far right lost to centrists in the Netherlands’ election. In France, polls reflected a relatively low chance of victory for the far-right candidate in its upcoming presidential vote. Monetary policy presented few surprises during the first calendar quarter, as the ECB, BoJ and BoE kept policy unchanged. In March 2017, the ECB raised its economic growth and inflation forecast. The same month, Fed policymakers raised the targeted federal funds rate 0.25% to a range between 0.75% and 1.00%. Minutes from the meeting suggested the Fed might start reducing its balance sheet near the end of 2017. The U.S. dollar weakened versus many global currencies during the first calendar quarter.

For the Reporting Period overall, high yield corporate bonds and sovereign emerging markets debt generated double-digit gains, outperforming U.S. Treasuries by a wide margin. Investment grade corporate bonds also outpaced U.S. Treasuries. In addition, commercial mortgage-backed securities, agency securities, asset-backed securities and mortgage-backed securities outperformed U.S. Treasuries, though more modestly. The U.S. Treasury yield curve flattened during the Reporting Period, as yields on shorter- and intermediate-term maturities rose more than yields on longer-term maturities. The yield on the bellwether 10-year U.S. Treasury rose approximately 61 basis points to end the Reporting Period at 2.39%. (A basis point is 1/100th of a percentage point. A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows.)

Looking Ahead

At the end of the Reporting Period, we expected global economic growth to maintain positive momentum through 2017, with broad-based gains across both developed and emerging markets. Longer term, we are cautious about a possible slowdown in China’s economic growth and the potential impact on economies that are closely connected to China. In developed markets, we

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MARKET REVIEW

believe a key issue will likely be the normalization of monetary policy after years of accommodation by central banks. A notable risk to our overall outlook is a potential pick-up in market volatility around political events that might upset consumer and business confidence.

In the U.S., we expect consumption-led economic growth of approximately 2.2% during 2017. A healthy labor market, we believe, should support wage growth and underpin consumption. In our view, core inflation is likely to remain stable in the coming months and tick up in the third quarter of 2017. On the monetary policy front, we anticipate two additional rate hikes by the Fed during 2017. We also expect to gain greater clarity on the Fed’s strategy for scaling back its balance sheet, which expanded markedly following the 2008 global financial crisis. We do not anticipate effects of any pro-growth regulatory and fiscal policies that might be implemented to materialize until 2018 at the earliest, and we remain alert to trade developments that could unsettle the longer-term outlook.

In Europe, uncertainty surrounding political events is likely, in our view, to weigh on economic growth and inflation in 2017. We see economic growth slowing from 1.6% to approximately 0.8% during 2017, although political uncertainty and the impact of Brexit pose additional downside risks. A complete break-up of the European monetary union seems unlikely to us in the near term, but we believe that rising populist influences pose a long-term risk to the European Union’s cohesion. Although overall unemployment is declining in Europe, youth unemployment remains high. We think the ECB is likely to remain accommodative but may begin to reduce its asset purchase program in 2018.

Regarding the U.K., we expect Brexit negotiations to weigh on consumption and investment in 2017. Consumption is likely to slow, we believe, as weakness in the British pound boosts inflation and depresses real incomes. In our view, uncertainty may well persist throughout the Brexit negotiation process. The BoE faces the prospect of higher inflation due to currency weakness and recovering oil prices, as well as weaker economic growth, as the implications of Brexit begin to play out. We do not anticipate additional easing in the near term and believe the BoE may tolerate an increase in inflation relative to their target, at least in the short term. We expect U.K. economic growth of approximately 1.2% in 2017, with inflation rising to 2.9%.

In Japan, we believe its economy appears strong, though consumption remains weak. We think economic growth has the potential to surprise to the upside, and our forecast is for approximately 1% in 2017, up from 0.7% in 2016. Recent growth has been led, in our opinion, by improvement in net exports and investment in housing. However, we think subdued wage growth expectations and weak consumer confidence are creating headwinds for consumption. Inflation is likely, we believe, to rise in 2017 because of energy base effects and currency weakness, but it should remain below the BoJ’s 2% target. (Base effects are the extent to which month-to-month changes in the inflation rate can be explained by eliminating the impact of changes in oil prices.) We expect the BoJ’s quantitative and qualitative easing measures, including its yield curve control framework, to remain in place for some time.

In China, we see risks from excessive debt levels and uncertainty ahead of its November 2017 leadership transition. We expect economic growth to slow to approximately 6.3% in 2017 from 6.7% in 2016, due to moderation in the nation’s property market, a weaker outlook for exports and the expiration of its tax cut on auto purchases. Consumption appears to have stabilized, but at lower levels. We believe China’s policymakers are prepared to act swiftly to support growth and preserve stability before its leadership transition, but their reliance on credit expansion could exacerbate existing problems. We also see potential for increased volatility arising from trade and foreign policy tensions with the U.S.

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PORTFOLIO RESULTS

Goldman Sachs Bond Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Bond Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated average annual total returns, without sales charges, of 1.15%, 0.50%, 1.50%, 0.99%, 1.40%, 0.90% and 1.51%, respectively. These returns compare to the 0.44% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Our cross-sector strategy contributed positively to the Fund’s relative results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our country strategy further boosted the Fund’s relative results, with relative value trades in Canadian, Australian, European, Japanese and U.S. rates driving strong performance. The Fund’s country strategy is primarily implemented via interest rate swaps and/ or futures. Bottom-up individual issue selection overall added value as well.

Our top-down currency strategy generated mixed results. In our currency strategy, positions in emerging market currencies detracted from the Fund’s performance during the Reporting Period, particularly long positions in the Mexican peso, Malaysian ringgit and Polish zloty. However, developed market currencies generally contributed positively to the Fund’s performance during the Reporting Period, driven by a short position in the euro and tactical trading in the British pound. The currency strategy is primarily implemented via currency forwards.

Tactical management of the Fund’s duration and yield curve positioning strategy detracted from relative performance during the Reporting Period. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Implemented via our cross-sector strategy, the Fund’s allocations to collateralized loan obligations (“CLOs”), non-agency residential mortgage-backed securities and asset-backed securities contributed positively to relative results. Exposure to the government/swaps sector further added to relative returns during the Reporting Period. Only partially offsetting these positive contributors was a shift from an overweight position in corporate credit to an underweight in June 2016 on a contribution to duration basis, which detracted from performance, as spreads tightened throughout the second half of 2016 and into 2017. An underweight to agency mortgage-backed securities further detracted from performance, as the sector benefited from demand from foreign investors and domestic commercial banks looking for yield.

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PORTFOLIO RESULTS

Within the government/swaps sector, tactical trades and individual issue selection of Treasury inflation protected securities (“TIPS”) contributed positively. The Fund’s government/swaps strategy is primarily implemented via interest rate swaps and/or futures. Individual issue selection of mortgage-backed securities and asset-backed securities within the securitized sector also contributed positively to the Fund’s performance. Corporate curve positioning and selections of financial investment grade names helped most within the corporate credit sector. Selections of tax-exempt Puerto Rico municipal bonds added to returns within the municipal bond sector[1]. Within emerging markets debt, selections of U.S. dollar-denominated Venezuelan debt and Brazilian inflation-linked securities proved most beneficial, while selections of Mexican debt detracted modestly. There were no meaningful detractors from a security selection perspective during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period, primarily driven by a short U.S. duration position relative to the Bloomberg Barclays Index. We maintained a short U.S. duration position relative to the Bloomberg Barclays Index given generally positive inflation, labor market and economic growth data during the Reporting Period. U.S. financial conditions eased during the Reporting Period further supporting our view. Most notably, this positioning detracted from the Fund’s performance following the U.K. vote to exit the European Union, popularly known as Brexit, which led to heightened market volatility and a subsequent rally in U.S. interest rates. As market volatility subsequently declined, market expectations for an interest rate hike in 2016 edged higher due to hawkish comments from select Federal Reserve (“Fed”) officials before the Fed’s September 2016 meeting. (Hawkish commentary tends to suggest higher interest rates; opposite of dovish.) This benefited the Fund’s short U.S. duration position in August 2016. In September 2016, the Fed met our expectations and left rates unchanged. However, three members of the Fed dissented in favor of a rate hike. The statement noted that the case for a rate hike “has strengthened,” but the majority of Fed policymakers wanted more evidence of further economic progress before moving. We shifted to a neutral U.S. duration position in the Fund compared to that of the Bloomberg Barclays Index in October 2016, as U.S. Treasury yields had risen, inflation data was weak, and market volatility increased prior to the U.S. presidential election. U.S. Treasury yields then pushed significantly higher following Mr. Trump’s election victory, driven by expectations for more fiscal stimulus and less regulation. We re-established the Fund’s short U.S. duration position in December 2016. In the first quarter of 2017, the U.S. Treasury yield curve flattened, with short-term rates rising to adjust for the Fed’s interest rate hikes, while the intermediate and longer-term segments of the yield curve tightened. This scenario caused the Fund’s short U.S. duration position to detract from relative results. Strong economic data and loose financial conditions led the Fed to hike interest rates 25 basis points at both its December 2016 and March 2017 meetings. (A basis point is 1/100th of a percentage point.) We maintained the Fund’s short U.S. duration position at the end of the Reporting Period, as we expect two further Fed rate hikes in 2017 should there continue to be positive U.S. economic data, especially in the labor market.

We maintained a neutral duration stance in Europe, as the European Central Bank (“ECB”) continued to ease and implemented its corporate sector asset purchase program in April 2016. We added a modest short duration position in

[1]	On May 3, 2017, after the end of the Reporting Period, the governor of Puerto Rico and the Financial Oversight and Management Board filed a petition for a court-based bankruptcy process that will allow the commonwealth to enter a restructuring under Title III of Puerto Rico Oversight, Management and Economic Stability Act. The petition was in response to failed negotiations with creditors and the litigations that were filed. The only entity identified in the May 3, 2017 filing was the commonwealth itself, which issues general obligation (“GO”) bonds. However, most observers expect other municipal debt, such as sales tax revenue bonds, to be affected. Other entities, including the Aqueduct and Sewer Authority and the Electric Authority, are expected to be excluded from this filing and entered into Title VI consensual negotiations. The municipal bond market appeared to have anticipated the failure of negotiations, subsequent litigation and resulting Title III filing. Therefore, prices for GO and sales tax revenue bonds were relatively unchanged upon news of the filing.

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PORTFOLIO RESULTS

Japan, as its yield curve experienced significant flattening since its central bank’s introduction of negative interest rates. (A flattening yield curve is one in which the differential between yields on longer-term maturities and shorter-term maturities narrows.) We believed stretched valuations and a number of fiscal and monetary policy meetings would pressure rates higher, particularly at the long-term end of the yield curve. This positioning slightly detracted from the Fund’s performance during the Reporting Period and was removed in August 2016.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury futures were used as warranted to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. The Fund also used forward sales contracts to help manage duration. Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. Derivatives are used in combination with cash securities* to implement our views in the Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	As indicated earlier, we shifted the Fund’s U.S. duration positioning as market conditions changed during the Reporting Period. Most notably, the Fund began the Reporting Period with a shorter U.S. duration position than that of the Bloomberg Barclays Index, moved to a more neutral position in October 2016 and then shifted back to the shorter comparative U.S. duration position in December 2016. As mentioned earlier, we maintained a neutral duration in Europe and added a small short duration position in Japan, the latter of which was held from April to August 2016.

From a sector perspective, we moved from an overweight to an underweight exposure to corporate credit at the end of June 2016 on a contribution to duration basis. We changed our positioning in corporate credit relative to the Bloomberg Barclays Index because we believed the U.S. is in the late stage of the credit cycle. Given that corporations overall are carrying significant leverage, we believe their bonds are more vulnerable to market shocks than other fixed income sectors, and we believe valuations seen during much of the Reporting Period did not compensate investors for these risks. We shifted the Fund’s already underweighted exposure to agency mortgage-backed securities to an even more modest position on our view that valuations within the sector remained unattractive relative to other fixed income sectors. Further, should the Fed continue to raise interest rates as is widely anticipated, then we are concerned about the future of the Fed’s balance sheet, a possible unwinding of mortgage holdings and its impact on the agency mortgage market.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2017?

A	At the end of March 2017, the Fund had overweighted allocations relative to the Bloomberg Barclays Index on a market-value weighted basis in asset-backed securities and high yield corporate bonds and, to a lesser extent, in emerging markets debt. The Fund also had modest exposure to municipal bonds, which is a sector not represented in the

*	Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

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PORTFOLIO RESULTS

Bloomberg Barclays Index. The Fund had underweighted exposure relative to the Bloomberg Barclays Index in U.S. government securities and residential mortgage-backed securities and, to a lesser extent, in quasi-government securities, investment grade corporate bonds and commercial mortgage-backed securities. The Fund held rather neutral positions compared to the Bloomberg Barclays Index in covered bonds. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund also maintained a position in cash at the end of the Reporting Period. The Fund had a modestly longer overall duration compared to that of the Bloomberg Barclays Index at the end of the Reporting Period.

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FUND BASICS

Bond Fund

as of March 31, 2017

PERFORMANCE REVIEW
April 1, 2016– March 31, 2017	Fund Total Return (based on NAV)[1]	Bloomberg Barclays U.S. Aggregate Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	1.15%	0.44%	1.73%	1.60%
Class C	0.50	0.44	1.05	0.92
Institutional	1.50	0.44	2.14	2.00
Service	0.99	0.44	1.64	1.51
Class IR	1.40	0.44	2.04	1.91
Class R	0.90	0.44	1.55	1.42
Class R6	1.51	0.44	2.15	2.02

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barlcays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30- Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-2.63%	2.36%	4.06%	3.99%	11/30/06
Class C	-0.50	2.37	3.68	3.61	11/30/06
Institutional	1.50	3.49	4.82	4.74	11/30/06
Service	0.99	2.98	N/A	4.48	6/20/07
Class IR	1.40	3.40	N/A	4.48	11/30/07
Class R	0.90	2.86	N/A	3.98	11/30/07
Class R6	1.51	N/A	N/A	2.36	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns for periods of less than 1 year as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.79%	1.02%
Class C	1.54	1.77
Institutional	0.45	0.68
Service	0.95	1.19
Class IR	0.54	0.77
Class R	1.04	1.28
Class R6	0.43	0.71

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

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FUND BASICS

FUND COMPOSITIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposits and commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[9]	“Government Guarantee Obligations” are guaranteed by a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country.

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GOLDMAN SACHS BOND FUND

Performance Summary

March 31, 2017

The following graph shows the value, as of March 31, 2017, of a $1,000,000 investment made on April 1, 2007 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Bond Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2007 through March 31, 2017.

Average Annual Total Return through March 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced November 30, 2006)
Excluding sales charges	1.15%	3.14%	4.46%	4.38%
Including sales charges	-2.63%	2.36%	4.06%	3.99%

Class C (Commenced November 30, 2006)
Excluding contingent deferred sales charges	0.50%	2.37%	3.68%	3.61%
Including contingent deferred sales charges	-0.50%	2.37%	3.68%	3.61%

Institutional Class (Commenced November 30, 2006)	1.50%	3.49%	4.82%	4.74%

Service Class (Commenced June 20, 2007)	0.99%	2.98%	N/A	4.48%

Class IR (Commenced November 30, 2007)	1.40%	3.40%	N/A	4.48%

Class R (Commenced November 30, 2007)	0.90%	2.86%	N/A	3.98%

Class R6 (Commenced July 31, 2015)	1.51%	N/A	N/A	2.36%

12

PORTFOLIO RESULTS

Goldman Sachs Core Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Core Fixed Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated average annual total returns, without sales charges, of 0.94%, 0.20%, 1.38%, 0.79%, 1.19%, 0.69% and 1.40%, respectively. These returns compare to the 0.44% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Our cross-sector strategy contributed positively to the Fund’s relative results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our country strategy further boosted the Fund’s relative results, with relative value trades in Canadian, Australian, European, Japanese and U.S. rates driving strong performance. The Fund’s country strategy is primarily implemented via interest rate swaps and/ or futures. Bottom-up individual security selection overall added value as well.

Our top-down currency strategy detracted from Fund performance during the Reporting Period, primarily due to a long position in the Swedish krona. Sweden’s central bank, Riksbank, remained accommodative throughout the Reporting Period, acting as a headwind to currency appreciation in conflict with relatively robust economic growth. This was partially offset by the positive contributions made by a short position in the euro and tactical trading in the British pound. The currency strategy is primarily implemented via currency forwards.

Tactical management of the Fund’s duration and yield curve positioning strategy also detracted from relative performance during the Reporting Period. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Implemented via our cross-sector strategy, the Fund’s allocations to collateralized loan obligations (“CLOs”), asset-backed securities and emerging markets sovereign debt contributed positively to relative results. Only partially offsetting these positive contributors was a shift from an overweight position in corporate credit to an underweight in June 2016 on a contribution to duration basis, which detracted from performance, as spreads tightened throughout the second half of 2016 and into 2017. Underweights to agency mortgage-backed securities and emerging markets corporate debt further detracted from performance. While we found fundamentals unattractive for agency mortgage-backed securities, the sector benefited from demand from foreign investors and domestic commercial banks looking for yield.

Individual issue selection of mortgage-backed securities within the securitized sector and corporate curve positioning

13

PORTFOLIO RESULTS

within the corporate bond sector were the primary drivers of positive performance during the Reporting Period. Selections of Treasury inflation protected securities (“TIPS”) within the government/swaps sector further added value. The government/swaps selections strategy is primarily implemented via interest rate swaps and/or futures. Within emerging markets debt, selections of U.S. dollar-denominated Mexican debt detracted from the Fund’s relative results during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period, primarily driven by a short U.S. duration position relative to the Bloomberg Barclays Index. We maintained a short U.S. duration position relative to the Bloomberg Barclays Index given generally positive inflation, labor market and economic growth data during the Reporting Period. U.S. financial conditions eased during the Reporting Period further supporting our view. Most notably, this positioning detracted from the Fund’s performance following the U.K. vote to exit the European Union, popularly known as Brexit, which led to heightened market volatility and a subsequent rally in U.S. interest rates. As market volatility subsequently declined, market expectations for an interest rate hike in 2016 edged higher due to hawkish comments from select Federal Reserve (“Fed”) officials before the Fed’s September 2016 meeting. (Hawkish commentary tends to suggest higher interest rates; opposite of dovish.) This benefited the Fund’s short U.S. duration position in August 2016. In September 2016, the Fed met our expectations and left rates unchanged. However, three members of the Fed dissented in favor a rate hike. The statement noted that the case for a rate hike “has strengthened,” but the majority of Fed policymakers wanted more evidence of further economic progress before moving. We shifted to a neutral U.S. duration position in the Fund compared to that of the Bloomberg Barclays Index in October 2016, as U.S. Treasury yields had risen, inflation data was weak, and market volatility increased prior to the U.S. presidential election. U.S. Treasury yields then pushed significantly higher following Mr. Trump’s election victory, driven by expectations for more fiscal stimulus and less regulation. We re-established the Fund’s short U.S. duration position in December 2016. In the first quarter of 2017, the U.S. Treasury yield curve flattened, with short-term rates rising to adjust for the Fed’s interest rate hikes, while the intermediate and longer-term segments of the yield curve tightened. This scenario caused the Fund’s short U.S. duration position to detract from relative results. Strong economic data and loose financial conditions led the Fed to hike interest rates 25 basis points at both its December 2016 and March 2017 meetings. (A basis point is 1/100th of a percentage point.) We maintained the Fund’s short U.S. duration position at the end of the Reporting Period, as we expect two further Fed rate hikes in 2017 should there continue to be positive U.S. economic data, especially in the labor market.

We maintained a neutral duration stance in Europe, as the European Central Bank (“ECB”) continued to ease and implemented its corporate sector asset purchase program in April 2016. We added a modest short duration position in Japan, as its yield curve experienced significant flattening since its central bank’s introduction of negative interest rates. (A flattening yield curve is one in which the differential between yields on longer-term maturities and shorter-term maturities narrows; steepening is the reverse.) We believed stretched valuations and a number of fiscal and monetary policy meetings would pressure rates higher, particularly at the long-term end of the yield curve. This positioning did not meaningfully impact Fund performance during the Reporting Period and was removed in August 2016.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury and international government bond futures, Eurodollar futures and other futures contracts were used as warranted to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. The Fund also used forward sales contracts to

14

PORTFOLIO RESULTS

help manage duration. Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	As indicated earlier, we shifted the Fund’s U.S. duration positioning as market conditions changed during the Reporting Period. Most notably, the Fund began the Reporting Period with a shorter U.S. duration position than that of the Bloomberg Barclays Index, moved to a more neutral position in October 2016 and then shifted back to the shorter comparative U.S. duration position in December 2016. As mentioned earlier, we maintained a neutral duration in Europe and added a small short duration position in Japan, the latter of which was held from April to August 2016.

From a sector perspective, we moved from an overweight to an underweight exposure to corporate credit at the end of June 2016 on a contribution to duration basis. We changed our positioning in corporate credit relative to the Bloomberg Barclays Index because we believed the U.S. is in the late stage of the credit cycle. Given that corporations overall are carrying significant leverage, we believe their bonds are more vulnerable to market shocks than other fixed income sectors, and we believe valuations seen during much of the Reporting Period did not compensate investors for these risks. We shifted the Fund’s already underweighted exposure to agency mortgage-backed securities to an even more modest position on our view that valuations within the sector remained unattractive relative to other fixed income sectors. Further, should the Fed continue to raise interest rates as is widely anticipated, then we are concerned about the future of the Fed’s balance sheet, a possible unwinding of mortgage holdings and its impact on the agency mortgage market.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2017?

A	At the end of March 2017, the Fund had its most overweighted allocations relative to the Bloomberg Barclays Index on a market-value weighted basis in asset-backed securities and investment grade corporate bonds (with an emphasis on the industrials and financials industries). (While the Fund had an overweight allocation to investment grade corporate bonds on a market-value weighted basis, the Fund was underweight investment grade corporate credit in terms of risk, as measured by contribution to duration.) The Fund also had a modestly overweighted exposure at the end of the Reporting Period to quasi-government securities. The Fund had its most underweighted exposures relative to the Bloomberg Barclays Index in U.S. government securities and agency residential mortgage-backed securities. The Fund maintained rather neutral exposures relative to the Bloomberg Barclays Index to commercial mortgage-backed securities, covered bonds and emerging markets debt. The Fund had no exposure to high yield corporate bonds at the end of the Reporting Period. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund also maintained a modest position in cash at the end of the Reporting Period. The Fund had a modestly long duration overall compared to that of the Bloomberg Barclays Index at the end of the Reporting Period.

15

FUND BASICS

Core Fixed Income Fund

as of March 31, 2017

PERFORMANCE REVIEW
April 1, 2016– March 31, 2017	Fund Total Return (based on NAV)[1]	Bloomberg Barclays U.S. Aggregate Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	0.94%	0.44%	1.90%	1.89%
Class C	0.20	0.44	1.23	1.22
Institutional	1.38	0.44	2.31	2.30
Service	0.79	0.44	1.82	1.80
Class IR	1.19	0.44	2.22	2.21
Class R	0.69	0.44	1.74	1.71
Class R6	1.40	0.44	2.33	2.32

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

16

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-2.84%	1.65%	3.15%	4.53%	5/1/97
Class C	-0.80	1.67	2.78	3.83	8/15/97
Institutional	1.38	2.78	3.90	5.24	1/5/94
Service	0.79	2.27	3.38	4.66	3/13/96
Class IR	1.19	2.68	N/A	3.52	11/30/07
Class R	0.69	2.16	N/A	3.02	11/30/07
Class R6	1.40	N/A	N/A	2.24	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns for periods of less than 1 year as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.78%	0.85%
Class C	1.53	1.60
Institutional	0.44	0.51
Service	0.94	1.01
Class IR	0.53	0.60
Class R	1.03	1.11
Class R6	0.43	0.49

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

17

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposits and commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[9]	“Government Guarantee Obligations” are guaranteed by a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country.

18

GOLDMAN SACHS CORE FIXED INCOME FUND

Performance Summary

March 31, 2017

The following graph shows the value, as of March 31, 2017, of a $1,000,000 investment made on April 1, 2007 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Core Fixed Income Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2007 through March 31, 2017.

Average Annual Total Return through March 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1997)
Excluding sales charges	0.94%	2.43%	3.54%	4.74%
Including sales charges	-2.84%	1.65%	3.15%	4.53%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	0.20%	1.67%	2.78%	3.83%
Including contingent deferred sales charges	-0.80%	1.67%	2.78%	3.83%

Institutional Class (Commenced January 5, 1994)	1.38%	2.78%	3.90%	5.24%

Service Class (Commenced March 13, 1996)	0.79%	2.27%	3.38%	4.66%

Class IR (Commenced November 30, 2007)	1.19%	2.68%	N/A	3.52%

Class R (Commenced November 30, 2007)	0.69%	2.16%	N/A	3.02%

Class R6 (Commenced July 31, 2015)	1.40%	N/A	N/A	2.24%

19

PORTFOLIO RESULTS

Goldman Sachs Global Income Fund

Investment Objective

The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Global Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R6 Shares generated average annual total returns, without sales charges, of 1.14%, 0.42%, 1.48%, 0.90%, 1.39% and 1.50%, respectively. These returns compare to the 1.09% average annual total return of the Fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, hedged) (the “Bloomberg Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s cross-sector strategy performed well during the Reporting Period. The cross-sector strategy is primarily implemented via cash bonds and index/single-name credit default swaps. Our cross sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Another positive contributor to the Fund’s performance was our country strategy, as a number of relative value trades performed well. These included a long Canada versus short U.S. at the five-year node, which we closed in February 2017; a long Europe at four-year/five-year versus Japan at 20-year node, which the Fund held between May and September 2016; and our five year/five-year developed markets strategy. (The strategy looks at various countries, both developed and emerging market, for relative value opportunities.) The country strategy is primarily implemented via interest rate swaps and/or futures.

To a more modest degree, our duration strategy also added value. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Bottom-up individual issue selection generated mixed results. Our government/swaps selection strategy contributed positively, while our corporate selection strategy and emerging markets debt selection strategy detracted. The government/swaps selection strategy identifies local relative value anomalies and opportunities within government bond markets. The corporate selection strategy is primarily implemented via cash rate bonds and credit default swaps (mainly index swaps). The emerging markets debt selection strategy implements directional, relative value and idiosyncratic trade ideas in local and external emerging market rates and corporate bonds. Individual issue selection strategies reflect any active views we take on a particular sector.

Detracting from the Fund’s performance was our currency strategy. Underweights relative to the Bloomberg Barclays Index in several Asian currencies, including the South Korean won, New Taiwan dollar and Malaysian ringgit versus the U.S. dollar, detracted the most. We had been underweight this basket of Asian currencies during much of the Reporting Period based on our concerns about a weaker Chinese yuan, higher U.S. interest rates and a protracted slowdown in the Chinese economy. The Fund’s overweight in the Mexican peso also detracted from relative results, as the currency underperformed the U.S. dollar in anticipation of the U.S. elections. The Fund’s currency strategy primarily implements relative value positions in developed and emerging market currencies, using valuation relative to short- and medium-term fundamentals.

20

PORTFOLIO RESULTS

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Our cross-sector strategy added value, benefiting most from the Fund’s exposure to collateralized loan obligations (“CLOs”), mainly in April, July and December 2016, when the securities rallied along with other risk assets. Positioning in emerging markets debt and asset-backed securities also contributed positively to the Fund’s performance. Positioning in emerging markets debt proved particularly effective in April and August 2016, while positioning in asset-backed securities helped most in February and March 2017.

Within our government/swaps selection strategy, several trades boosted relative results. These included the Fund’s exposure to Treasury inflation protected securities (“TIPS”) breakeven positions in medium-dated and long-dated tenors, which we held throughout the Reporting Period; the Fund’s European curve steepener trade, which we initiated in November 2016; and the Fund’s Italian breakevens trade that we closed in December 2016. (Breakeven inflation is the difference between the nominal yield on a fixed rate investment and the real yield on an inflation-linked investment of similar maturity and credit quality. Tenor most commonly refers to the amount of time left for the repayment of a loan or until a financial contract expires.

A steepening yield curve is one in which the differential between yields on shorter-term maturities and longer-term maturities widens.) Our corporate selection strategy was the most significant detractor during the Reporting Period. This was predominantly due to our selection amongst industrial and financial investment grade issuers, such as Verizon and JP Morgan, as well as selection amongst industrial high yield issuers, such as Charter Communications. Within our emerging markets debt selection strategy, which also detracted, positioning in external debt in Mexico, China and Chile and positioning in local debt in Mexico, South Africa and Turkey hurt most.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration positioning contributed positively to its results during the Reporting Period. The Fund’s duration strategy is actively managed and constantly monitored in an effort to generate greater performance and reduced risk through volatile markets. We tactically adjusted the Fund’s duration position throughout the Reporting Period as market conditions shifted. That said, we maintained a short U.S. duration position relative to the Bloomberg Barclays Index throughout the Reporting Period. This positioning proved especially prudent during the fourth quarter of 2016 amidst Donald Trump’s surprise election victory and the subsequently increased inflation expectations partly based on anticipation of deregulation and expansionary fiscal policy under his administration.

We initiated a short Japanese duration position at the 20 year node in April 2016 on the expectations of steepening at the long-term end of its yield curve. The Japanese sovereign rate curve considerably flattened prior to that due to the negative rates introduced by the Bank of Japan, pushing investors to longer duration instruments in search for yield. We closed the short Japanese rate position in August 2016.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. Derivatives are used in combination with cash securities* to implement our views in the Fund. The use of derivatives had a positive impact on the Fund’s results, as described earlier.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone, U.K. and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Interest rate and credit default swaps were also used as cost-efficient

*	Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

21

PORTFOLIO RESULTS

instruments to help grant us greater precision and versatility in the management of active strategies. Forward sales contracts were used to implement currency transactions based on our active views and for hedging purposes. Written option contracts were used to implement active views within our top-down and bottom-up selection strategies and for hedging purposes.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	As mentioned earlier, we tactically adjusted the Fund’s U.S. and Japanese duration positions during the Reporting Period as market conditions and central bank policy shifted.

From a sector perspective, on a market-value weighted basis, we reduced the Fund’s weighting in corporate credit, shifting from an overweight to an underweight relative to the Bloomberg Barclays Index, as we believe the markets are in the late stages of the credit cycle and spreads, or yield differentials to U.S. Treasuries, may widen. We tactically adjusted the Fund’s position in short-dated agency mortgage-backed securities, but mostly maintained an underweight exposure to the sector given our view that the securities’ valuations were unattractive amid skewed supply/demand factors. We increased the Fund’s underweight to agency mortgage-backed securities in December 2016 in part due to what we viewed as regulatory uncertainty and a deteriorating supply/demand scenario going into the first quarter of 2017.

From a country perspective, on a market-value weighted basis, we increased the Fund’s exposure relative to the Bloomberg Barclays Index to Japan and decreased its relative weightings in the U.S. and the Eurozone overall. Within the Eurozone, we increased relative exposures to France, Spain and Italy and decreased relative exposures to Germany.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	During the Reporting Period, we implemented the following changes in an effort to improve the coordination amongst our interest rate management strategies, including duration, country, investment grade, high yield and bank loans and cross-macro. Jonathan Bayliss, managing director, assumed responsibility for our duration strategy from Tom Teles and became head of macro rates, to fully coordinate duration, country and cross-macro strategies. Jonathan has 30 years of industry experience. Ben Johnson, managing director, assumed responsibility for our investment grade credit strategy from Kent Wosepka, who announced his retirement from the firm, effective at the end of 2016. Ben has 23 years of industry experience. Rachel Golder and Michael Goldstein, managing directors, assumed responsibility for our high yield and bank loans strategy, from Kent Wosepka. Rachel and Michael have 32 and 27 years of industry experience, respectively. Jonathan, Ben, Rachel and Michael each report to Jonathan Beinner and Andrew Wilson, co-heads of GSAM Global Fixed Income.

Simon Dangoor, managing director and a current member of the country strategy team, assumed leadership of the team from Jonathan Bayliss. Simon reports to Jonathan Bayliss. Tom Teles, managing director, continues as head of the government/swap and securitized strategies and co-head of the cross-sector strategy, along with Jonathan Beinner.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2017?

A	At the end of March 2017, on a market-value weighted basis, the Fund had overweighted allocations relative to the Bloomberg Barclays Index in asset-backed securities and, to much lesser degrees, in government securities and residential mortgage-backed securities. The Fund had underweighted exposures relative to the Bloomberg Barclays Index in quasi-government securities, investment grade corporate bonds, covered bonds and emerging markets debt. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund had a rather neutrally weighted position relative to the Bloomberg Barclays Index in commercial mortgage-backed securities and had no position in high yield corporate bonds at the end of the Reporting Period.

From a country perspective, on a market-value weighted basis, the Fund was overweight relative to the Bloomberg Barclays Index in Japan and the U.S. The Fund was underweight compared to the Bloomberg Barclays Index in the U.K., Australia and the Eurozone overall. Within the Eurozone, the Fund was overweight France, Spain and Italy, underweight Germany and rather neutral to the remaining markets at the end of the Reporting Period. The Fund was also relatively neutrally weighted at the end of the Reporting Period to Canada. Denmark, Norway and Sweden. The Fund had a modestly longer duration than the Bloomberg Barclays Index at the end of the Reporting Period.

22

FUND BASICS

Global Income Fund

as of March 31, 2017

PERFORMANCE REVIEW
April 1, 2016– March 31, 2017	Fund Total Return (based on NAV)[1]	Bloomberg Barclays Global Aggregate Bond (Gross, USD, Hedged) Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	1.14%	1.09%	0.03%	-0.02%
Class C	0.42	1.09	-0.68	-0.76
Institutional	1.48	1.09	0.36	0.31
Service	0.90	1.09	-0.13	-0.18
Class IR	1.39	1.09	0.27	0.22
Class R6	1.50	1.09	0.38	0.33

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged), an unmanaged index, provides a broad based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30- Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

23

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-2.68%	2.51%	3.80%	5.15%	8/2/91
Class C	-0.59	2.53	3.41	3.80	8/15/97
Institutional	1.48	3.64	4.54	5.54	8/1/95
Service	0.90	3.04	3.97	4.48	3/12/97
Class IR	1.39	3.53	N/A	3.47	7/30/10
Class R6	1.50	N/A	N/A	2.65	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns for periods of less than 1 year as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service, Class IR and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.03%	1.15%
Class C	1.77	1.90
Institutional	0.69	0.81
Service	1.18	1.29
Class IR	0.78	0.90
Class R6	0.68	0.79

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

24

FUND BASICS

CURRENCY ALLOCATION[6]
	Percentage of Net Assets
	as of 3/31/17	as of 3/31/16
U.S. Dollar[7]	51.4%	56.6%
Japanese Yen	22.6	17.0
Euro	19.8	25.7
British Pound	3.5	3.8
Canadian Dollar	1.9	2.1
South African Rand	0.6	0.2
South Korean Won	0.4	0.5
Swedish Krona	0.3	0.0
Australian Dollar	0.3	0.3
Mexican Peso	0.2	0.6
Polish Zloty	0.2	0.1
Danish Krone	0.1	0.1
Czech Koruna	0.1	0.1

[6]	The percentage shown for each currency reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	These figures represent the value excluding short-term obligations. If short-term obligations had been included, the percentage for 3/31/16 would have been 61.7%. There were no short-term obligations as of 3/31/17.

25

GOLDMAN SACHS GLOBAL INCOME FUND

Performance Summary

March 31, 2017

The following graph shows the value, as of March 31, 2017, of a $1,000,000 investment made on April 1, 2007 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, hedged) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Global Income Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2007 through March 31, 2017.

Average Annual Total Return through March 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 2, 1991)
Excluding sales charges	1.14%	3.29%	4.19%	5.31%
Including sales charges	-2.68%	2.51%	3.80%	5.15%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	0.42%	2.53%	3.41%	3.80%
Including contingent deferred sales charges	-0.59%	2.53%	3.41%	3.80%

Institutional Class (Commenced August 1, 1995)	1.48%	3.64%	4.54%	5.54%

Service Class (Commenced March 12, 1997)	0.90%	3.04%	3.97%	4.48%

Class IR (Commenced July 30, 2010)	1.39%	3.53%	N/A	3.47%

Class R6 (Commenced July 31, 2015)	1.50%	N/A	N/A	2.65%

26

PORTFOLIO RESULTS

Goldman Sachs Strategic Income Fund

Investment Objective

The Fund seeks total return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Strategic Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated average annual total returns, without sales charges, of 4.84%, 4.25%, 5.19%, 5.10%, 4.71% and 5.21%, respectively. These returns compare to the 0.74% average annual total return of the Fund’s benchmark, the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index (the “LIBOR Index”), during the same period.

We note that the Fund’s benchmark being the LIBOR Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Within our top-down strategies, our country strategy, wherein we trade based on our analysis of relative value rates, contributed most positively to the Fund’s performance during the Reporting Period. The Fund benefited during the Reporting Period from a long Canadian rates versus short U.S. rates position and a long European rates versus short U.S. and Japanese rates position. Our view on European rates was based on our expectation that the European Central Bank would maintain accommodative monetary policy through 2017 amid a weak core inflation backdrop and heightened political uncertainty from upcoming elections. In Canada, we saw little scope for its central bank to hike interest rates in 2017.

Individual issue selection produced mixed results. These strategies reflect any active views we take on particular sectors.

The Fund’s duration strategy detracted from its performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection within the securitized sector benefited the Fund’s performance during the Reporting Period. Our predominant credit exposure within the Fund, we particularly liked short-dated spread duration assets with what we believed to be strong carry opportunities. Most of the Fund’s exposure was across Federal Family Education Loan Program (“FFELP”) asset-backed securities, legacy non-agency residential mortgage-backed securities and collateralized loan obligations (“CLOs”). (Carry is the cost or benefit of owning that asset.)

Issue selection within the government/swaps sector also boosted the Fund’s relative results. The Fund held various yield curve steepener trades that proved beneficial, with the European yield curve steepener trade being the most helpful within this strategy. (A steepening yield curve is one in which the differential between yields on shorter-term maturities and longer-term maturities widens.) Conversely, the Fund’s positioning within the corporate credit sector detracted. The Fund was overweight long-dated individual bonds but was underweight the broad investment grade and high yield corporate bond sectors through the use of credit default swaps. During 2016, corporate credit rallied strongly, and thus such Fund positioning detracted. We held this view in the Fund based on our belief that the U.S. is in the late stage of the credit cycle, potentially meaning a slowdown in performance for corporate credit.

27

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s tactical duration positioning detracted from results during the Reporting Period. While we tactically adjusted the Fund’s duration position as market conditions shifted throughout, we kept a short U.S. rates position in the Fund during the Reporting Period. This positioning detracted as there were times when U.S. rates rallied. We maintained this duration positioning, however, as we believed that the Federal Reserve (the “Fed”) would likely continue on its path of hiking interest rates after doing so both in December 2016 and March 2017.

At the same time, as mentioned earlier, we positioned the Fund to take advantage of relative value positions across global interest rates, which proved beneficial to relative results.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, we used written options contracts and swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. We used total return swaps to manage curve exposure across various strategies within the Fund. Our currency strategy used forward sales contracts to implement long and short views within the strategy.

Both the country strategy and currency strategy employ derivatives to achieve their views. In the country strategy, the Fund primarily uses swaps/futures to express relative value trades in the interest rates of two separate countries. The country strategy overall contributed positively to the Fund’s performance during the Reporting Period. The Fund’s exposure to U.S. Treasury futures was also beneficial to performance. In the currency strategy, transactions were carried out primarily using OTC spot and forward foreign exchange contracts as well as by purchasing OTC options. During the Reporting Period, our use of currency forwards was additive to Fund performance. Exposure to credit default swaps, primarily used to express our views in corporate credit, detracted from performance when the Fund was underweight corporate credit. The duration strategy, implemented through derivatives as described above, also detracted from Fund performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund is a broadly diversified, multi-sector portfolio designed to provide total return opportunities from across the fixed income spectrum, including government, securitized, corporate credit and emerging market fixed income sectors.

Positioning throughout the Reporting Period remained consistent with themes we have been focusing on for some time now. Most risk was allocated across the Fund’s macro strategies. In our duration strategy, the Fund was short U.S. rates, while tactically adjusting the extent of the duration difference relative to the LIBOR Index throughout. From a relative value rates position in our country strategy, the Fund had been long Australian rates versus short U.S. rates. The Fund had also been long Canadian rates versus short U.S. rates earlier in the Reporting Period, though we reduced the size of the position at the close of the Reporting Period. In our currency strategy, we remained biased to be long the U.S. dollar versus other developed market currencies, such as the Japanese yen. However, we also saw potential opportunities in emerging markets currencies given our view

28

PORTFOLIO RESULTS

that valuations have further scope for gains. The Fund had long positions in emerging market currencies, such as the Polish zloty, Mexican peso and Brazilian real.

The Fund’s sector strategies were concentrated in individual pockets where we had higher conviction views. The Fund’s securitized strategy remained our primary way of expressing our credit view. Within the securitized strategy, we favored high quality, short spread duration products, as we sought to pick up what we considered to be attractive carry. The Fund held exposures to CLOs, FFELP asset-backed securities and legacy non-agency residential mortgage-backed securities. Within the corporate credit sector, the Fund was underweight the broad investment grade and high yield corporate bond markets through the use of credit default swaps, while also being overweight individual bonds. We adjusted the sizing of the Fund’s credit default swap shorts throughout the Reporting Period but finished the Reporting Period with only the underweight in high yield credit default swaps remaining.

Within the emerging markets debt sector, the Fund held an underweight in credit default swaps in China given what we believe will likely be a slower economic growth trajectory. Toward the end of the Reporting Period, we initiated a short position in emerging markets debt credit default swaps due to what we considered to be excessive valuations in both the credit default swaps and cash markets, which we believe do not adequately compensate for policy and commodity price uncertainty. That said, the Fund did hold select long positions in individual bonds of emerging markets countries, such as Brazil and Mexico. The Fund also held a modest position in Puerto Rico municipal bonds, held throughout the Reporting Period[1]. The Fund held Puerto Rico general obligation and sales-tax backed bonds. At the end of the Reporting Period, we continued to closely monitor this position, as the market digests Puerto Rico’s governor’s fiscal plan, which was approved by an oversight board in mid-March 2017.

Q	How was the Fund positioned at the end of March 2017?

A	At the end of March 2017, the Fund had the majority of its total net assets invested in asset-backed securities, followed by foreign debt obligation, corporate obligations, CLOs, securitized securities, non-agency mortgage-backed securities and U.S. government securities.

Within the government/swaps sector, we expect yield curves in the U.S., Europe and the U.K. to steepen and thus had implemented curve steepener positions in these markets on rising reflation expectations. At the end of the Reporting Period, the Fund maintained an emphasis on Treasury inflation protected securities (“TIPS”) in light of President Trump’s potential fiscal, tax and trade policies, which we perceive to be inflationary. Though there had been improvements in the last months of the Reporting Period in corporate credit fundamentals, we remained cautious on this sector, and thus the Fund held shorts in high yield credit default swaps, given late-stage credit cycle characteristics. We instead favored high quality CLOs in the credit sector on our belief that these securities may be better suited to endure credit market volatility. Within the securitized sector, the Fund’s exposures reflected two key themes: 1) a preference for high quality products, such as FFELP asset-backed securities, and 2) a constructive view on residential mortgage credit, particularly legacy non-agency mortgage-backed securities, which may benefit from negative net supply and show improving collateral performance. At the end of the Reporting Period, the securitized sector continued to be our preference for credit. The Fund also held modest positions in select emerging markets debt at the end of the Reporting Period. We remained long Brazil and Mexico local debt,

[1]	On May 3, 2017, after the end of the Reporting Period, the governor of Puerto Rico and the Financial Oversight and Management Board filed a petition for a court-based bankruptcy process that will allow the commonwealth to enter a restructuring under Title III of Puerto Rico Oversight, Management and Economic Stability Act. The petition was in response to failed negotiations with creditors and the litigations that were filed. The only entity identified in the May 3, 2017 filing was the commonwealth itself, which issues general obligation (“GO”) bonds. However, most observers expect other municipal debt, such as sales tax revenue bonds, to be affected. Other entities, including the Aqueduct and Sewer Authority and the Electric Authority, are expected to be excluded from this filing and entered into Title VI consensual negotiations. The municipal bond market appeared to have anticipated the failure of negotiations, subsequent litigation and resulting Title III filing. Therefore, prices for GO and sales tax revenue bonds were relatively unchanged upon news of the filing.

29

PORTFOLIO RESULTS

countries we have favored for some time, and short China via credit default swaps. We believe a slower economic growth trajectory has potential implications for those economies with business models built around Chinese demand. The Fund also held modest long positions in municipal debt, predominantly in general obligation and sales tax bonds in Puerto Rico.

At the end of the Reporting Period, the Fund’s largest duration positions were its short duration position in the U.S. The Fund was long Australia rates versus short U.S. rates on the back of divergent monetary policy outlooks. The Fund was long Europe versus short the U.K. and U.S. on the view that the European Central Bank will maintain accommodative policy through 2017. From a currency perspective, we continued to be supportive of U.S. dollar strength versus other developed market currencies. The Fund was short the euro versus other European currencies, such as the Swedish krona. We believed the environment at the end of the Reporting Period was supportive for emerging markets currencies. In our view, valuations have further scope for gains, and the Fund remained overweight various emerging markets currencies, including the Polish zloty, Mexican peso and Brazilian real.

30

FUND BASICS

Strategic Income Fund

as of March 31, 2017

PERFORMANCE REVIEW
April 1, 2016– March 31, 2017	Fund Total Return (based on NAV)[1]	BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	4.84%	0.74%	1.61%	1.43%
Class C	4.25	0.74	1.47	0.74
Institutional	5.19	0.74	1.86	1.83
Class IR	5.10	0.74	1.79	1.74
Class R	4.71	0.74	1.59	1.24
Class R6	5.21	0.74	1.85	1.83

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30- Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

31

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/17	One Year	Five Years	Since Inception	Inception Date
Class A	0.88%	2.01%	2.06%	6/30/10
Class C	3.24	2.03	1.91	6/30/10
Institutional	5.19	3.13	2.99	6/30/10
Class IR	5.10	3.03	2.90	6/30/10
Class R	4.71	2.53	2.40	6/30/10
Class R6	5.21	N/A	1.19	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns for periods of less than 1 year as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.91%	0.91%
Class C	1.66	1.66
Institutional	0.57	0.57
Class IR	0.66	0.66
Class R	1.16	1.16
Class R6	0.55	0.55

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus.

32

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposits and commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

33

GOLDMAN SACHS STRATEGIC INCOME FUND

Performance Summary

March 31, 2017

The following graph shows the value, as of March 31, 2017, of a $1,000,000 investment made on June 30, 2010 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Strategic Income Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from June 30, 2010 through March 31, 2017.

Average Annual Total Return through March 31, 2017	One Year	Five Years	Since Inception
Class A (Commenced June 30, 2010)
Excluding sales charges	4.84%	2.78%	2.64%
Including sales charges	0.88%	2.01%	2.06%

Class C (Commenced June 30, 2010)
Excluding contingent deferred sales charges	4.25%	2.03%	1.91%
Including contingent deferred sales charges	3.24%	2.03%	1.91%

Institutional Class (Commenced June 30, 2010)	5.19%	3.13%	2.99%

Class IR (Commenced June 30, 2010)	5.10%	3.03%	2.90%

Class R (Commenced June 30, 2010)	4.71%	2.53%	2.40%

Class R6 (Commenced July 31, 2015)	5.21%	N/A	1.19%

34

GOLDMAN SACHS BOND FUND

Schedule of Investments

March 31, 2017

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 24.0%
Automotive – 0.6%
Ford Motor Credit Co. LLC
$2,175,000	5.875%		08/02/21	$2,422,987
General Motors Financial Co., Inc.
1,050,000	3.500		07/10/19	1,078,747

				3,501,734

Banks – 4.7%
Bank of America Corp.
625,000	4.125		01/22/24	652,836
575,000	4.000		04/01/24	596,159
1,300,000	3.248	(a)	10/21/27	1,237,389
1,225,000	4.183	(a)	11/25/27	1,229,452
1,250,000	3.824	(a)(b)	01/20/28	1,252,096
100,000	6.110		01/29/37	116,827
Barclays PLC
225,000	4.950		01/10/47	224,755
Citigroup, Inc.
925,000	4.125		07/25/28	909,598
225,000	6.250	(a)(b)	08/15/49	242,719
Compass Bank
275,000	1.850	(a)	09/29/17	274,923
475,000	5.500		04/01/20	503,123
Credit Suisse Group AG(a)(c)
475,000	4.282		01/09/28	472,934
200,000	7.500	(b)	12/18/49	216,500
Credit Suisse Group Funding Guernsey Ltd.
250,000	3.750		03/26/25	245,946
Deutsche Bank AG
225,000	2.500		02/13/19	225,375
150,000	4.250	(c)	10/14/21	153,731
Discover Financial Services(a)
900,000	3.750		03/04/25	882,913
HSBC Holdings PLC(a)(b)
1,150,000	3.262		03/13/23	1,156,403
ING Bank NV(a)(b)
700,000	4.125		11/21/23	713,930
Intesa Sanpaolo SpA
950,000	3.875		01/16/18	962,815
JPMorgan Chase & Co.(a)
1,075,000	2.972		01/15/23	1,074,146
1,200,000	3.625		12/01/27	1,164,206
350,000	4.260	(b)	02/22/48	348,986
1,075,000	5.300	(b)	05/01/49	1,113,969
Macquarie Bank Ltd.(c)
400,000	6.625		04/07/21	450,856
Mitsubishi UFJ Financial Group, Inc.
525,000	2.950		03/01/21	529,731
475,000	3.850		03/01/26	487,699
Mizuho Financial Group, Inc.(c)
850,000	2.632		04/12/21	843,524
Santander Bank NA
400,000	8.750		05/30/18	428,934
Santander UK PLC(c)
575,000	5.000		11/07/23	599,127
Sumitomo Mitsui Financial Group, Inc.(c)
975,000	4.436		04/02/24	1,023,499

Corporate Obligations – (continued)
Banks – (continued)
Synchrony Financial(a)
1,675,000	3.000		08/15/19	1,701,128
UBS Group Funding Jersey Ltd.(c)
1,275,000	4.125		09/24/25	1,296,572
Wells Fargo & Co.
3,825,000	3.000		10/23/26	3,662,258
Westpac Banking Corp.(a)(b)
775,000	4.322		11/23/31	783,144

				27,778,203

Banks – 0.1%
ING Groep NV
425,000	3.150		03/29/22	425,991

Brokerage – 0.6%
Morgan Stanley, Inc.
1,550,000	2.443	(a)(b)	10/24/23	1,582,893
325,000	3.875		04/29/24	334,469
1,050,000	3.700		10/23/24	1,065,091
50,000	4.000		07/23/25	51,557
750,000	5.550	(a)(b)	07/15/49	774,375

				3,808,385

Building Materials(a)(c) – 0.1%
HD Supply, Inc.
300,000	5.250		12/15/21	315,000

Chemicals(a) – 0.1%
LyondellBasell Industries NV
300,000	5.000		04/15/19	315,965
Westlake Chemical Corp.(c)
325,000	3.600		08/15/26	318,277

				634,242

Consumer Cyclical Services(a) – 0.2%
The Priceline Group, Inc.
1,000,000	3.600		06/01/26	993,457

Consumer Products(a) – 0.1%
Sally Holdings LLC/Sally Capital, Inc.
450,000	5.625		12/01/25	449,437
Spectrum Brands, Inc.
100,000	6.625		11/15/22	105,125

				554,562

Diversified Financial Services – 0.1%
GE Capital International Funding Co.
551,000	4.418		11/15/35	581,831

Electric(a) – 0.4%
Consumers Energy Co.
850,000	3.950		05/15/43	854,148
Puget Sound Energy, Inc.(b)
600,000	6.974		06/01/67	540,750
The Southern Co.
1,025,000	2.350		07/01/21	1,006,422

				2,401,320

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount		Interest Rate		Maturity Date		Value
Corporate Obligations – (continued)
Energy – 1.5%
	Anadarko Petroleum Corp.
	$475,000	8.700%		03/15/19		$532,829
	330,000	3.450	(a)	07/15/24		321,761
	350,000	5.550	(a)	03/15/26		388,424
	275,000	6.450		09/15/36		324,580
	Antero Resources Corp.(a)
	475,000	5.625		06/01/23		485,687
	Apache Corp.(a)
	100,000	3.250		04/15/22		100,513
	275,000	2.625		01/15/23		264,790
	650,000	4.250		01/15/44		609,699
	ConocoPhillips Co.(a)
	150,000	4.200		03/15/21		159,944
	480,000	3.350		11/15/24		483,875
	175,000	4.950		03/15/26		194,237
	400,000	4.150		11/15/34		399,834
	Devon Energy Corp.(a)
	250,000	3.250		05/15/22		247,658
	405,000	5.600		07/15/41		428,306
	Halliburton Co.(a)
	350,000	3.800		11/15/25		354,408
	250,000	4.850		11/15/35		263,971
	Laredo Petroleum, Inc.(a)
	150,000	6.250		03/15/23		152,250
	Occidental Petroleum Corp.(a)
	825,000	3.400		04/15/26		823,408
	Petrobras Global Finance BV
	260,000	8.375		05/23/21		294,125
	20,000	8.750		05/23/26		23,130
	400,000	7.375		01/17/27		425,000
	100,000	6.850		06/05/15	(l)	89,375
	Petroleos Mexicanos
	19,000	6.375		02/04/21		20,615
EUR	410,000	5.125		03/15/23		482,986
	$16,000	5.500		06/27/44		14,081
	10,000	6.375		01/23/45		9,725
	Pioneer Natural Resources Co.(a)
	525,000	3.450		01/15/21		537,430
	410,000	3.950		07/15/22		426,790

						8,859,431

Food & Beverage – 1.1%
	Anheuser-Busch InBev Finance, Inc.(a)
	2,425,000	2.650		02/01/21		2,443,236
	1,400,000	3.650		02/01/26		1,415,680
	225,000	4.900		02/01/46		243,163
	Kraft Heinz Foods Co.(a)
	525,000	2.800		07/02/20		532,149
	325,000	3.950		07/15/25		329,935
	700,000	4.375		06/01/46		656,882
	Molson Coors Brewing Co.(a)
	300,000	2.100		07/15/21		292,950
	Suntory Holdings Ltd.(c)
	550,000	2.550		09/29/19		554,017

						6,468,012

Corporate Obligations – (continued)
Food & Drug Retailers(a) – 0.7%
	CVS Health Corp.
	425,000	3.500		07/20/22		437,417
	1,525,000	3.375		08/12/24		1,526,868
	1,375,000	2.875		06/01/26		1,311,311
	Walgreens Boots Alliance, Inc.
	200,000	2.700		11/18/19		202,673
	500,000	2.600		06/01/21		500,604
	50,000	4.800		11/18/44		51,002

						4,029,875

Gaming – 0.1%
	MGM Resorts International
	475,000	6.750		10/01/20		521,312

Health Care – Services – 0.4%
	Aetna, Inc.(a)
	400,000	2.800		06/15/23		396,731
	CHS/Community Health Systems, Inc.(a)
	100,000	8.000		11/15/19		98,250
	Thermo Fisher Scientific, Inc.(a)
	800,000	3.000		04/15/23		792,747
	UnitedHealth Group, Inc.
	450,000	4.625		07/15/35		490,604
	525,000	4.750		07/15/45		575,340

						2,353,672

Health Care Products – 0.1%
	Becton Dickinson & Co.
	414,000	2.675		12/15/19		419,897

Life Insurance – 0.5%
	MetLife, Inc.
	150,000	4.050		03/01/45		144,744
	Reliance Standard Life Global Funding II(c)
	675,000	2.500		01/15/20		674,630
	Teachers Insurance & Annuity Association of America(c)
	295,000	4.900		09/15/44		319,024
	The Dai-ichi Life Insurance Co. Ltd.(a)(b)(c)
	800,000	4.000		07/23/49		779,000
	The Northwestern Mutual Life Insurance Co.(c)
	800,000	6.063		03/30/40		1,014,456

						2,931,854

Media – Cable – 0.4%
	Charter Communications Operating LLC/Charter Communications Operating Capital(a)
	150,000	3.579		07/23/20		154,296
	925,000	4.908		07/23/25		977,418
	SFR Group SA(a)(c)
	1,000,000	6.000		05/15/22		1,036,250
	Time Warner Cable LLC
	225,000	5.000		02/01/20		239,303

						2,407,267

Media – Non Cable – 0.3%
	21st Century Fox America, Inc.
	1,125,000	4.000		10/01/23		1,176,148

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Media – Non Cable – (continued)
	NBCUniversal Media LLC
	$458,000	4.450%		01/15/43	$461,039

					1,637,187

Metals & Mining(c) – 0.5%
	Glencore Finance Canada Ltd.
	880,000	2.700		10/25/17	883,529
	650,000	4.250		10/25/22	675,694
	Glencore Funding LLC
	475,000	4.125		05/30/23	484,163
	950,000	4.000	(a)	03/27/27	937,882

					2,981,268

Noncaptive – Financial – 0.8%
	AerCap Ireland Capital DAC/AerCap Global Aviation Trust(a)
	1,200,000	3.500		05/26/22	1,209,149
	Capital One Financial Corp.(a)
	700,000	4.200		10/29/25	702,792
	General Electric Co.
MXN	2,000,000	8.500		04/06/18	108,001
	$200,000	6.150		08/07/37	259,304
	172,000	5.875		01/14/38	217,089
	International Lease Finance Corp.(c)
	575,000	7.125		09/01/18	614,530
	Park Aerospace Holdings Ltd.(c)
	400,000	5.250		08/15/22	416,285
	200,000	5.500		02/15/24	209,180
	Roper Technologies, Inc.(a)
	475,000	3.000		12/15/20	483,927
	800,000	3.800		12/15/26	803,510

					5,023,767

Packaging(a) – 0.2%
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/ Reynolds Group Issuer Lu
	575,000	5.750		10/15/20	590,812
	550,000	5.125	(c)	07/15/23	565,813

					1,156,625

Paper(a)(c) – 0.1%
	Sappi Papier Holding GmbH
	550,000	7.750		07/15/17	552,629

Pharmaceuticals – 1.4%
	AbbVie, Inc.(a)
	550,000	2.500		05/14/20	553,750
	Actavis Funding SCS
	1,125,000	2.350		03/12/18	1,129,905
	225,000	4.850	(a)	06/15/44	228,072
	Bayer US Finance LLC(c)
	1,025,000	3.000		10/08/21	1,037,158
	EMD Finance LLC(a)(c)
	1,500,000	2.950		03/19/22	1,504,195
	Forest Laboratories LLC(a)(c)
	1,050,000	4.375		02/01/19	1,087,135
	425,000	5.000		12/15/21	460,543

Corporate Obligations – (continued)
Pharmaceuticals – (continued)
	Mylan NV(a)
	1,275,000	3.950		06/15/26	1,248,001
	Teva Pharmaceutical Finance Netherlands III BV
	375,000	3.150		10/01/26	345,568
	Valeant Pharmaceuticals International, Inc.(a)(c)
	450,000	7.000		03/15/24	462,375

					8,056,702

Pipelines – 1.7%
	Enbridge, Inc.(a)
	325,000	3.500		06/10/24	319,055
	Energy Transfer Partners LP(a)
	350,000	4.650		06/01/21	368,244
	70,000	3.600		02/01/23	69,577
	100,000	4.750		01/15/26	103,011
	Enterprise Products Operating LLC(a)(b)
	1,075,000	4.742		08/01/66	1,072,312
	Kinder Morgan Energy Partners LP(a)
	1,025,000	3.500		09/01/23	1,008,820
	Kinder Morgan, Inc.
	1,175,000	3.050	(a)	12/01/19	1,194,785
	300,000	4.300	(a)	06/01/25	306,482
	500	7.750		01/15/32	624
	Plains All American Pipeline LP/PAA Finance Corp.(a)
	600,000	3.650		06/01/22	608,357
	600,000	3.850		10/15/23	601,646
	825,000	4.500		12/15/26	841,295
	Sabine Pass Liquefaction LLC(a)
	1,025,000	5.625		03/01/25	1,110,844
	Sunoco Logistics Partners Operations LP(a)
	200,000	4.250		04/01/24	203,599
	Western Gas Partners LP(a)
	525,000	3.950		06/01/25	519,711
	Williams Partners LP(a)
	915,000	3.600		03/15/22	928,156
	600,000	3.900		01/15/25	599,200

					9,855,718

Property/Casualty Insurance – 0.3%
	American International Group, Inc.(a)
	450,000	3.750		07/10/25	447,490
	600,000	4.800		07/10/45	598,456
	The Chubb Corp.(a)(b)
	500,000	6.375		03/29/67	483,750
	The Hartford Financial Services Group, Inc.
	150,000	5.125		04/15/22	165,612

					1,695,308

Real Estate Investment Trust – 1.0%
	American Campus Communities Operating Partnership LP(a)
	800,000	3.750		04/15/23	817,948
	DDR Corp.
	755,000	7.500		04/01/17	755,000
	Education Realty Operating Partnership LP(a)
	750,000	4.600		12/01/24	754,550

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Real Estate Investment Trust – (continued)
National Retail Properties, Inc.(a)
$400,000	4.000%		11/15/25	$407,910
Select Income REIT(a)
125,000	2.850		02/01/18	125,796
Trust F/1401(a)(c)
300,000	5.250		12/15/24	303,750
VEREIT Operating Partnership LP(a)
575,000	3.000		02/06/19	577,875
750,000	4.125		06/01/21	770,339
450,000	4.875		06/01/26	469,125
WEA Finance LLC/Westfield UK & Europe Finance PLC(a)(c)
900,000	3.750		09/17/24	910,380

				5,892,673

Retailers(a) – 0.3%
Amazon.com, Inc.
1,650,000	3.300		12/05/21	1,713,891
Dollar Tree, Inc.
50,000	5.250		03/01/20	51,375
150,000	5.750		03/01/23	159,750

				1,925,016

Schools – 0.1%
Rensselaer Polytechnic Institute
350,000	5.600		09/01/20	381,399

Technology – 1.9%
Broadcom Corp./Broadcom Cayman Finance Ltd.(a)(c)
1,175,000	3.000		01/15/22	1,173,503
1,375,000	3.625		01/15/24	1,385,134
100,000	3.875		01/15/27	100,527
Cisco Systems, Inc.
650,000	2.200		02/28/21	650,281
Everett Spinco, Inc.(a)(c)
775,000	4.250		04/15/24	788,041
Fidelity National Information Services, Inc.(a)
1,000,000	3.625		10/15/20	1,039,170
Fiserv, Inc.(a)
675,000	2.700		06/01/20	682,638
Hewlett Packard Enterprise Co.(a)
525,000	4.900		10/15/25	545,335
Microsoft Corp.(a)
800,000	3.125		11/03/25	807,534
NXP BV/NXP Funding LLC(c)
1,950,000	4.625		06/01/23	2,062,125
Oracle Corp.(a)
775,000	2.500		05/15/22	772,852
Symantec Corp.(a)(c)
900,000	5.000		04/15/25	921,049
Tech Data Corp.
400,000	3.750		09/21/17	403,712

				11,331,901

Corporate Obligations – (continued)
Tobacco – 0.4%
Reynolds American, Inc.
700,000	4.850		09/15/23	759,531
1,375,000	4.450	(a)	06/12/25	1,447,336

				2,206,867

Transportation(c) – 0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp.
500,000	2.875		07/17/18	506,353
750,000	3.050	(a)	01/09/20	761,960

				1,268,313

Wireless Telecommunications – 0.6%
American Tower Corp.
300,000	3.400		02/15/19	306,706
275,000	3.300	(a)	02/15/21	278,860
AT&T, Inc.(a)
250,000	2.800		02/17/21	250,743
600,000	4.125		02/17/26	608,459
Crown Castle International Corp.
300,000	2.250	(a)	09/01/21	291,644
575,000	5.250		01/15/23	627,558
Digicel Ltd.(a)(c)
800,000	6.750		03/01/23	716,000
Sprint Communications, Inc.(c)
250,000	7.000		03/01/20	271,875
T-Mobile USA, Inc.
405,000	4.000		04/15/22	411,581

				3,763,426

Wirelines Telecommunications – 2.4%
AT&T, Inc.(a)
1,250,000	3.200		03/01/22	1,261,788
1,375,000	3.000		06/30/22	1,367,843
400,000	4.450		04/01/24	419,206
175,000	3.950		01/15/25	176,476
2,525,000	3.400		05/15/25	2,438,963
Telefonica Emisiones SAU
600,000	5.134		04/27/20	646,284
150,000	5.462		02/16/21	164,659
850,000	4.103		03/08/27	855,998
Verizon Communications, Inc.
1,500,000	4.500		09/15/20	1,596,574
281,000	2.946	(c)	03/15/22	279,881
2,100,000	5.150		09/15/23	2,311,256
1,775,000	4.150	(a)	03/15/24	1,839,447
900,000	2.625		08/15/26	821,829

				14,180,204

TOTAL CORPORATE OBLIGATIONS
(Cost $140,201,002)				$140,895,048

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount		Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 24.8%
Adjustable Rate Non-Agency(b) – 0.6%
	Credit Suisse European Mortgage Capital Ltd. Series 2015-1HWA, Class A(c)
EUR	1,049,792	2.750%	04/20/20	$1,094,440
	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA3, Class A1
	$475,311	1.122	07/25/47	423,027
	DSLA Mortgage Loan Trust Series 2006-AR2, Class 2A1A
	1,898,851	1.178	10/19/36	1,617,353
	Lehman XS Trust Series 2007-4N, Class 1A1
	7	1.112	03/25/47	8
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1B
	258,069	1.838	12/25/46	227,446

	TOTAL ADJUSTABLE RATE NON-AGENCY			$3,362,274

Collateralized Mortgage Obligations – 2.1%
Interest Only(d) – 0.3%
	FHLMC STRIPS Series 304, Class C45
	$432,183	3.000%	12/15/27	$41,235
	FNMA REMIC Series 2011-124, Class SC(b)
	708,992	5.568	12/25/41	129,855
	FNMA REMIC Series 2014-6, Class SA(b)
	682,182	5.618	02/25/44	128,772
	FNMA REMIC Series 2016-3, Class IP
	1,620,442	4.000	02/25/46	362,899
	GNMA REMIC Series 2014-188, Class IB
	1,166,514	4.000	12/20/44	185,849
	GNMA REMIC Series 2015-111, Class IM
	1,430,170	4.000	08/20/45	240,267
	GNMA REMIC Series 2015-117, Class KI
	2,223,226	5.000	08/20/45	468,196
	GNMA REMIC Series 2015-14, Class IO
	1,059,132	5.000	10/20/44	225,140
	GNMA REMIC Series 2016-27, Class IA
	1,089,770	4.000	06/20/45	168,156

				1,950,369

Inverse Floaters(b) – 1.1%
	FHLMC REMIC Series 4314, Class SE
	1,190,709	5.138	03/15/44	210,926
	FHLMC REMIC Series 4320, Class SD
	368,711	5.188	07/15/39	58,031
	FHLMC REMIC Series 4326, Class GS
	649,951	5.138	04/15/44	114,885
	FHLMC REMIC Series 4431, Class ST
	812,049	5.188	01/15/45	166,505
	FHLMC REMIC Series 4583, Class ST
	2,298,557	5.088	05/15/46	443,878
	FNMA REMIC Series 2010-126, Class LS
	1,126,126	4.216	11/25/40	182,080
	FNMA REMIC Series 2011-63, Class FG
	178,133	1.432	07/25/41	178,802
	FNMA REMIC Series 2012-5, Class SA
	908,795	4.968	02/25/42	158,218

Mortgage-Backed Obligations – (continued)
Inverse Floaters(b) – (continued)
	FNMA REMIC Series 2012-88, Class SB
	607,601	5.688	07/25/42	115,615
	FNMA REMIC Series 2013-121, Class SA
	783,781	5.118	12/25/43	124,290
	FNMA REMIC Series 2013-130, Class SN
	1,282,943	5.668	10/25/42	242,602
	FNMA REMIC Series 2013-96, Class SW
	358,426	5.118	09/25/43	56,471
	FNMA REMIC Series 2014-87, Class MS
	1,203,637	5.268	01/25/45	193,139
	FNMA REMIC Series 2015-79, Class SA
	662,652	5.268	11/25/45	108,877
	FNMA REMIC Series 2015-81, Class SA
	2,442,362	4.718	11/25/45	340,053
	FNMA REMIC Series 2015-82, Class MS
	786,759	4.718	11/25/45	112,746
	FNMA REMIC Series 2015-86, Class BS
	361,659	4.718	11/25/45	53,031
	FNMA REMIC Series 2016-1, Class SJ
	1,682,295	5.168	02/25/46	337,708
	GNMA REMIC Series 2010-101, Class S
	678,851	5.022	08/20/40	119,186
	GNMA REMIC Series 2010-20, Class SE
	1,419,038	5.272	02/20/40	240,368
	GNMA REMIC Series 2010-31, Class SA
	531,284	4.772	03/20/40	81,607
	GNMA REMIC Series 2012-149, Class MS
	151,752	5.272	12/20/42	25,644
	GNMA REMIC Series 2013-113, Class SD
	531,480	5.772	08/16/43	99,123
	GNMA REMIC Series 2013-134, Class DS
	193,710	5.122	09/20/43	32,197
	GNMA REMIC Series 2013-152, Class SG
	610,160	5.172	06/20/43	100,368
	GNMA REMIC Series 2013-167, Class SG
	285,628	5.172	11/20/43	46,385
	GNMA REMIC Series 2013-181, Class SA
	803,490	5.122	11/20/43	134,593
	GNMA REMIC Series 2014-132, Class SL
	1,011,257	5.122	10/20/43	146,697
	GNMA REMIC Series 2014-133, Class BS
	490,797	4.622	09/20/44	73,692
	GNMA REMIC Series 2014-162, Class SA
	461,900	4.622	11/20/44	67,542
	GNMA REMIC Series 2014-41, Class SA
	216,399	5.122	03/20/44	36,166
	GNMA REMIC Series 2015-110, Class MS
	3,328,398	4.732	08/20/45	502,227
	GNMA REMIC Series 2015-119, Class SN
	676,509	5.272	08/20/45	115,900
	GNMA REMIC Series 2015-123, Class SP
	711,358	5.272	09/20/45	119,832
	GNMA REMIC Series 2015-126, Class HS
	312,455	5.222	09/20/45	52,247
	GNMA REMIC Series 2015-167, Class AS
	540,635	5.272	11/20/45	86,930

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Inverse Floaters(b) – (continued)
GNMA REMIC Series 2015-168, Class SD
$332,347	5.222%	11/20/45	$54,593
GNMA REMIC Series 2015-57, Class AS
2,744,734	4.622	04/20/45	399,897
GNMA REMIC Series 2015-64, Class SG
1,625,823	4.622	05/20/45	277,722
GNMA REMIC Series 2016-4, Class SM
1,118,134	4.672	01/20/46	169,684
GNMA REMIC Series 2016-6, Class SB
907,111	4.672	01/20/46	139,131

			6,319,588

Planned Amortization Class – 0.0%
FNMA REMIC Series 2005-70, Class PA
86,653	5.500	08/25/35	96,885

Sequential Fixed Rate – 0.3%
FNMA REMIC Series 2011-52, Class GB
686,265	5.000	06/25/41	752,786
FNMA REMIC Series 2012-111, Class B
63,494	7.000	10/25/42	74,614
FNMA REMIC Series 2012-153, Class B
166,897	7.000	07/25/42	194,168
NCUA Guaranteed Notes Series A4
600,000	3.000	06/12/19	618,356

			1,639,924

Sequential Floating Rate(b) – 0.4%
Banc of America Commercial Mortgage Trust Series 2007-2, Class AM
36,638	5.708	04/10/49	36,596
Commercial Mortgage Trust Series 2007-C9, Class A1A
186,653	5.808	12/10/49	187,931
Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A3
1,940,334	1.232	11/25/36	1,137,186
FHLMC Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M3
260,000	4.282	10/25/27	278,640
FHLMC Structured Agency Credit Risk Debt Notes Series 2015-HQ2, Class M3
1,000,000	4.232	05/25/25	1,061,347
FNMA Connecticut Avenue Securities Series 2014-C03, Class 1M1
23,620	2.182	07/25/24	23,666

			2,725,366

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$12,732,132

Federal Agencies – 22.1%
Adjustable Rate FHLMC(b) – 0.0%
$49,191	3.040%	09/01/35	$51,539

FHLMC – 1.4%
3,424	5.000	05/01/18	3,523
207,086	6.000	08/01/27	233,777
20,118	5.000	08/01/33	22,006
3,815	5.000	09/01/33	4,173

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
5,444	5.000	10/01/33	5,954
3,181	6.000	12/01/33	3,645
5,142	5.000	11/01/34	5,624
300,416	5.000	12/01/34	328,577
7,875	5.000	07/01/35	8,614
3,477	5.000	11/01/35	3,803
33,596	6.500	08/01/37	39,185
117,314	6.500	10/01/37	137,481
21,692	6.500	09/01/38	24,800
208,814	6.000	01/01/39	235,375
208,753	7.000	02/01/39	242,574
65,122	5.000	03/01/39	71,072
13,468	5.000	05/01/39	14,698
34,298	5.000	04/01/40	37,551
6,765	5.000	08/01/40	7,407
797,979	5.500	08/01/40	885,571
78,452	4.000	02/01/41	82,660
3,728	5.000	04/01/41	4,096
5,006	5.000	06/01/41	5,475
501,007	3.500	06/01/45	515,196
395,266	3.500	10/01/45	406,645
3,646,326	3.500	03/01/46	3,747,882
951,413	3.500	06/01/46	981,182

			8,058,546

FNMA – 6.9%
19,882	6.000	06/01/21	21,103
35,960	5.000	08/01/23	38,472
16,797	5.500	09/01/23	17,957
10,062	5.500	10/01/23	10,816
72,493	5.000	02/01/24	77,491
164,665	5.500	05/01/25	169,200
55,060	6.000	12/01/32	61,887
1,066	5.500	03/01/33	1,190
98,718	5.500	04/01/33	112,152
229	6.000	05/01/33	261
2,690	5.000	08/01/33	2,948
730	5.500	09/01/33	822
23,946	5.500	12/01/33	26,927
109	6.000	12/01/33	125
853	5.500	02/01/34	959
11,059	6.000	02/01/34	12,442
2,317	5.500	03/01/34	2,609
171	5.500	04/01/34	194
4,373	5.500	09/01/34	4,924
1,933	5.500	10/01/34	2,171
6,095	5.500	12/01/34	6,852
32,931	5.000	04/01/35	36,350
158	6.000	04/01/35	180
4,428	5.500	05/01/35	4,935
1,576	5.500	07/01/35	1,781
104,012	6.000	07/01/35	116,973
1,145	5.500	09/01/35	1,293
126,936	6.000	09/01/35	142,753
4,699	6.000	03/01/36	5,352
6,247	6.000	04/01/36	7,114

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$74	5.500%	02/01/37		$83
159	5.500	04/01/37		179
4,935	5.000	02/01/38		5,391
11,498	5.500	02/01/38		12,823
230	5.500	03/01/38		260
219	5.500	06/01/38		246
169	5.500	07/01/38		190
160	5.500	08/01/38		181
120	5.500	09/01/38		136
150,639	6.000	11/01/38		171,835
56	5.500	12/01/38		63
58,807	6.000	12/01/38		66,764
14,345	4.500	02/01/39		15,413
133,845	7.000	03/01/39		155,526
13,755	4.500	04/01/39		14,913
3,259	5.500	06/01/39		3,673
41,538	5.000	07/01/39		45,468
15,156	4.500	08/01/39		16,436
560,379	5.000	10/01/39		613,390
2,798	5.500	11/01/39		3,154
193,163	4.500	12/01/39		209,484
173,783	4.500	06/01/40		186,797
93,086	4.500	08/01/41		100,239
36,208	3.500	11/01/41		37,307
631,671	3.500	12/01/41		650,013
161,566	5.000	12/01/41		176,740
1,124,268	3.500	02/01/42		1,156,555
1,442,417	3.500	03/01/42		1,483,841
40,960	3.500	06/01/42		42,242
468,195	3.500	07/01/42		481,641
458,893	3.500	09/01/42		472,072
24,013	3.500	10/01/42		24,772
92,224	3.000	12/01/42		92,170
219,282	3.000	01/01/43		219,173
65,529	3.000	02/01/43		65,511
22,062	3.000	03/01/43		22,056
304,249	3.000	04/01/43		304,164
45,599	3.000	05/01/43		45,586
70,512	3.500	05/01/43		72,741
70,052	3.000	06/01/43		70,033
18,400	3.000	07/01/43		18,389
1,114,982	3.500	07/01/43		1,145,761
520,631	3.500	08/01/43		535,141
41,295	3.500	09/01/43		42,600
677,565	3.500	11/01/43		697,024
101,155	3.500	01/01/44		104,256
85,501	5.000	06/01/44		93,852
32,561	3.500	03/01/45		33,337
738,600	3.000	04/01/45		734,936
261,772	3.500	04/01/45		269,144
3,342,844	4.500	04/01/45		3,631,556
399,938	4.500	05/01/45		434,729
71,047	3.500	06/01/45		73,048
27,270	3.500	09/01/45		28,042
51,343	3.500	10/01/45		52,773
49,113	3.500	11/01/45		50,481

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
72,559	3.500	01/01/46		74,580
948,376	3.500	06/01/46		978,198
22,000,000	3.500	TBA-30yr	(e)	22,505,314
1,000,000	5.000	TBA-30yr	(e)	1,092,578

				40,523,233

GNMA – 13.8%
61,376	5.500	11/15/32		69,020
34,451	5.500	01/15/33		38,569
69,373	5.500	02/15/33		77,666
73,360	5.500	03/15/33		82,129
61,089	5.500	07/15/33		68,506
35,341	5.500	08/15/33		39,566
24,851	5.500	09/15/33		27,822
41,057	5.500	04/15/34		45,915
24,659	5.500	05/15/34		27,576
329,367	5.500	09/15/34		368,338
289,031	5.500	12/15/34		323,230
249,640	5.500	01/15/35		279,001
1,415	5.500	05/15/36		1,584
36,220	5.000	11/15/40		39,691
11,972	4.000	02/20/41		12,693
18,402	4.000	11/20/41		19,510
3,039	4.000	01/20/42		3,222
9,932	4.000	04/20/42		10,542
5,185	4.000	10/20/42		5,504
1,767,298	4.000	08/20/43		1,875,199
2,171,971	4.000	10/20/43		2,304,580
10,811	4.000	03/20/44		11,465
13,140	4.000	05/20/44		13,934
924,641	4.000	11/20/44		980,565
208,641	4.000	12/20/44		221,054
240,075	4.000	07/20/45		254,358
5,199,892	4.000	09/20/45		5,509,245
5,489,010	4.000	10/20/45		5,812,133
1,857,132	4.000	11/20/45		1,964,416
6,430,176	4.000	01/20/46		6,798,655
64,547	4.000	02/20/46		68,276
854,244	4.000	03/20/46		902,662
24,895,409	4.000	04/20/46		26,310,362
903,528	4.000	05/20/46		955,319
326,817	4.000	10/20/46		345,551
981,751	4.000	11/20/46		1,038,026
5,942,298	4.000	12/20/46		6,282,916
17,000,000	4.000	TBA-30yr	(e)	17,957,578

				81,146,378

TOTAL FEDERAL AGENCIES				$129,779,696

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $144,704,171)				$145,874,102

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Agency Debentures – 1.6%
FHLB
$2,400,000	4.625%	09/11/20	$2,629,248
400,000	5.375	08/15/24	475,636
FNMA
4,000,000	1.875	09/24/26	3,723,960
800,000	6.250	05/15/29	1,071,240
Tennessee Valley Authority
1,200,000	3.875	02/15/21	1,289,208

TOTAL AGENCY DEBENTURES
(Cost $9,125,308)			$9,189,292

Asset-Backed Securities – 15.2%
Collateralized Loan Obligations(b) – 4.7%
ACIS CLO Ltd. Series 2013-1A, Class A1(c)
$3,025,600	1.894%	04/18/24	$3,007,425
ACIS CLO Ltd. Series 2013-1A, Class B(c)
597,200	2.974	04/18/24	597,217
ACIS CLO Ltd. Series 2013-1A, Class C(c)
377,200	3.974	04/18/24	377,245
ACIS CLO Ltd. Series 2013-2A, Class A(c)
359,055	1.523	10/14/22	359,005
ACIS CLO Ltd. Series 2013-2A, Class B(c)
358,529	2.813	10/14/22	358,564
ACIS CLO Ltd. Series 2013-2A, Class BR(c)
750,000	2.200	10/14/22	750,000
ACIS CLO Ltd. Series 2013-2A, Class C1(c)
275,392	3.843	10/14/22	275,648
ACIS CLO Ltd. Series 2013-2A, Class C1R(c)
600,000	2.450	10/14/22	600,000
Apidos CLO X Series 2012-10A, Class A(c)
4,695,992	2.459	10/30/22	4,696,668
Crown Point CLO III Ltd. Series 2015-3A, Class A1A(c)
3,225,545	2.433	12/31/27	3,228,945
Crown Point CLO Ltd. Series 2012-1A, Class A1LA(c)
303,334	1.807	11/21/22	302,302
Crown Point CLO Ltd. Series 2012-1A, Class A2L(c)
130,049	3.767	11/21/22	130,209
Crown Point CLO Ltd. Series 2012-1A, Class A3L(c)
104,039	5.017	11/21/22	104,240
Greywolf CLO V Ltd. Series 2015-1A, Class A1(c)
1,450,000	2.638	04/25/27	1,450,183
Halcyon Loan Advisors Funding Ltd. Series 2015-1A, Class A(c)
1,700,000	2.480	04/20/27	1,702,266
Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A(c)
2,300,000	2.428	07/25/27	2,296,693
NewMark Capital Funding CLO Ltd. Series 2013-1A, Class A2(c)
2,500,000	2.184	06/02/25	2,501,975
OCP CLO Ltd. Series 2012-2A, Class A1R(c)
1,500,000	2.450	11/22/25	1,504,598
OFSI Fund V Ltd. Series 2013-5A, Class A1LA(c)
1,275,363	1.953	04/17/25	1,271,465
Regatta IV Funding Ltd. Series 2014-1A, Class A1(c)
1,538,552	2.448	07/25/26	1,538,601

Asset-Backed Securities – (continued)
Collateralized Loan Obligations(b) – (continued)
Westchester CLO Ltd. Series 2007-1X, Class A1A
298,337	1.259	08/01/22	298,223

			27,351,472

Home Equity – 0.7%
Bayview Opportunity Master Fund IIIb RPL Trust Series 2015-3, Class A1(c)(f)
58,849	3.623	04/28/30	58,960
Bear Stearns Asset Backed Securities Trust Series 2001-3, Class A2(b)
7,140	1.782	10/27/32	6,725
Bear Stearns Asset Backed Securities Trust Series 2002-2, Class A1(b)
3,186	1.642	10/25/32	3,148
CS First Boston Mortgage Securities Corp. Series 2001-HE17, Class A1(b)
1,351	1.602	01/25/32	1,223
GMAC Mortgage Home Equity Loan Trust Series 2007-HE3, Class 1A1(b)
51,111	7.000	09/25/37	50,775
GMAC Mortgage Home Equity Loan Trust Series 2007-HE3, Class 2A1(b)
34,590	6.755	09/25/37	34,599
Home Equity Asset Trust Series 2002-1, Class A4(b)
257	1.582	11/25/32	225
Home Equity Loan Trust Series 2007-FRE1, Class 2AV3(b)
1,400,000	1.212	04/25/37	1,092,408
Morgan Stanley Mortgage Loan Trust Series 2007-7AX, Class 1A(b)
3,517,433	1.202	04/25/37	1,555,783
Renaissance Home Equity Loan Trust Series 2003-2, Class A(b)
1,069	1.862	08/25/33	1,004
Renaissance Home Equity Loan Trust Series 2003-3, Class A(b)
3,532	1.482	12/25/33	3,370
Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC6, Class A4(b)
1,255,804	1.152	01/25/37	1,182,981

			3,991,201

Other(b)(c) – 1.4%
Mortgage Repurchase Agreement Financing Trust Series 2016-1, Class A
850,000	1.758	09/10/18	850,000
Mortgage Repurchase Agreement Financing Trust Series 2016-1, Class A2
550,000	1.808	04/10/19	550,000
Mortgage Repurchase Agreement Financing Trust Series 2016-2, Class A
1,400,000	2.158	03/10/19	1,400,328
Mortgage Repurchase Agreement Financing Trust Series 2016-3, Class A1
4,150,000	1.858	11/10/18	4,150,522
Station Place Securitization Trust Series 2015-2, Class A
1,400,000	1.941	05/15/18	1,400,000

			8,350,850

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount		Interest Rate		Maturity Date	Value
Asset-Backed Securities – (continued)
Student Loan(b) – 8.4%
	Academic Loan Funding Trust Series 2012-1A, Class A2(c)
	$2,750,000	2.082%		12/27/44	$2,739,303
	Brazos Higher Education Authority, Inc. Series 2005-2, Class I-A11(a)
	658,693	1.293		09/27/21	657,086
	ECMC Group Student Loan Trust Series 2016-1A, Class A(c)
	2,543,615	2.332		07/26/66	2,541,963
	Edsouth Indenture No. 9 LLC Series 2015-1, Class A(c)
	1,481,558	1.782		10/25/56	1,473,027
	EFS Volunteer No. 2 LLC Series 2012-1, Class A2(c)
	2,600,000	2.332		03/25/36	2,633,268
	EFS Volunteer No. 3 LLC Series 2012-1, Class A3(c)
	1,650,000	1.982		04/25/33	1,649,088
	Montana Higher Education Student Assistance Corp. Series 2012-1, Class A3
	1,500,000	2.028		07/20/43	1,451,260
	Navient Student Loan Trust Series 2016-5A, Class A(c)
	5,347,247	2.232		06/25/65	5,426,465
	Navient Student Loan Trust Series 2016-7A, Class A(c)
	2,637,003	2.132		03/25/66	2,670,002
	Navient Student Loan Trust Series 2017-2A, Class A(c)
	5,500,000	2.079		12/27/66	5,500,000
	Nelnet Student Loan Trust Series 2006-1, Class A6(c)
	2,600,000	1.503		08/23/36	2,446,862
	Northstar Education Finance, Inc.(a)
	550,000	1.139		04/28/30	540,523
	PHEAA Student Loan Trust Series 2016-1A, Class A(c)
	2,505,107	2.132		09/25/65	2,522,905
	Scholar Funding Trust Series 2010-A, Class A(c)
	610,301	1.789		10/28/41	601,327
	SLM Student Loan Trust Series 2003-7A, Class A5A(c)
	2,176,281	2.331		12/15/33	2,180,339
	SLM Student Loan Trust Series 2004-8A, Class A6(c)
	1,950,000	1.668		01/25/40	1,876,004
	SLM Student Loan Trust Series 2005-4, Class A3
	408,551	1.158		01/25/27	404,788
	SLM Student Loan Trust Series 2005-5, Class A4
	1,650,000	1.178		10/25/28	1,627,864
	SLM Student Loan Trust Series 2005-5, Class A5
	550,000	1.788		10/25/40	538,238
	SLM Student Loan Trust Series 2006-10, Class A5A
	1,108,909	1.138		04/25/27	1,107,170
	SLM Student Loan Trust Series 2006-2, Class A5
	2,027,719	1.148		07/25/25	2,025,200
	SLM Student Loan Trust Series 2007-7, Class A4
	1,162,182	1.368		01/25/22	1,137,885
	SLM Student Loan Trust Series 2008-2, Class A3
	318,671	1.788		04/25/23	314,040
	SLM Student Loan Trust Series 2008-4, Class A4
	769,120	2.688		07/25/22	784,065
	SLM Student Loan Trust Series 2008-5, Class A4
	2,337,590	2.738		07/25/23	2,388,444
	SLM Student Loan Trust Series 2008-6, Class A4
	1,400,000	2.138		07/25/23	1,403,369

Asset-Backed Securities – (continued)
Student Loan(b) – (continued)
	SLM Student Loan Trust Series 2008-8, Class A4
	850,000	2.538		04/25/23	865,667

					49,506,152

	TOTAL ASSET-BACKED SECURITIES
	(Cost $88,162,760)				$89,199,675

Foreign Debt Obligations – 2.6%
Sovereign – 2.5%
	Dominican Republic
DOP	100,000	10.375%		03/04/22	$2,139
	300,000	14.500		02/10/23	7,240
	$210,000	6.600		01/28/24	227,850
	280,000	6.600	(c)	01/28/24	303,800
	360,000	6.875	(c)	01/29/26	394,200
	191,000	8.625		04/20/27	225,141
DOP	100,000	11.375		07/06/29	2,144
	$120,000	6.850		01/27/45	124,200
	Republic of Colombia
	500,000	8.125		05/21/24	633,000
	260,000	4.500	(a)	01/28/26	274,300
EUR	360,000	3.875	(a)	03/22/26	440,215
	$300,000	5.000	(a)	06/15/45	300,900
	Republic of Indonesia
	320,000	4.125	(c)	01/15/25	328,000
	1,060,000	4.750	(c)	01/08/26	1,128,900
	220,000	7.750		01/17/38	304,150
	United Mexican States
MXN	176,822,080	0.000	(g)	06/08/17	9,333,478
	$530,000	3.625		03/15/22	545,238
MXN	1,125,400	7.750		11/23/34	62,235
	$250,000	4.750		03/08/44	243,438
MXN	48,700	8.000		11/07/47	2,760

					14,883,328

Supranational – 0.1%
	Inter-American Development Bank
	$700,000	1.000		02/27/18	694,986

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $14,629,187)				$15,578,314

Structured Notes – 0.4%
	Arab Republic of Egypt(g)
EGP	5,875,000	0.000%		08/17/17	$303,212
	5,375,000	0.000		02/08/18	256,074
	Notas do Tesouro Nacional Series B (Issuer HSBC Corp.)
BRL	4,503,910	6.000		08/15/40	1,589,952
	Republic of Egypt (Issuer HSBC Bank PLC)(c)(g)
EGP	6,225,000	0.000		09/14/17	317,406

	TOTAL STRUCTURED NOTES
	(Cost $3,288,401)				$2,466,644

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate		Maturity Date	Value
Municipal Debt Obligations – 1.1%
California(a) – 0.3%
California State GO Bonds Build America Taxable Series 2009
$210,000	7.550%		04/01/39	$307,984
California State GO Bonds Build America Taxable Series 2010
625,000	7.950		03/01/36	720,600
East Bay Municipal Utility District Water System RB Build America SubSeries 2010
900,000	5.874		06/01/40	1,123,128

				2,151,712

Illinois – 0.1%
Illinois State GO Bonds Build America Series 2010(a)
500,000	7.350		07/01/35	533,530
Illinois State GO Bonds Taxable-Pension Series 2003
115,000	5.100		06/01/33	104,928

				638,458

New York(a) – 0.1%
Port Authority of New York & New Jersey Consolidated Bonds-192 Series 2015
375,000	4.810		10/15/65	410,370

Ohio(a) – 0.1%
American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
250,000	6.270		02/15/50	299,570

Puerto Rico – 0.5%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A(a)
85,000	6.000		07/01/38	67,150
45,000	6.000		07/01/44	35,212
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A(a)
120,000	5.500		07/01/28	94,200
20,000	5.750		07/01/37	15,500
35,000	6.000		07/01/47	27,388
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D(a)
50,000	5.000		07/01/33	38,000
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A(a)(h)
10,000	5.750		07/01/41	5,875
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A(a)(h)
15,000	5.500		07/01/32	8,813
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B(a)(h)
10,000	5.750		07/01/38	5,850
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A(a)
860,000	5.750	(h)	07/01/28	509,550
170,000	5.000		07/01/41	96,262
Puerto Rico Commonwealth GO Bonds Series 2014 A(a)
400,000	8.000		07/01/35	248,000
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2006 A(h)
10,000	5.250		07/01/27	5,888

Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation SubSeries 2010 C(a)(g)
15,000	0.000		08/01/37	1,356
15,000	0.000		08/01/38	1,271
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A(a)
105,000	5.250		08/01/27	41,475
495,000	6.750		08/01/32	222,750
95,000	5.750		08/01/37	40,731
15,000	6.375		08/01/39	6,638
510,000	6.000		08/01/42	216,750
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A(a)
25,000	4.500		08/01/21	9,469
50,000	0.000	(g)	08/01/33	14,751
80,000	5.500		08/01/37	32,700
135,000	5.375		08/01/39	53,577
605,000	5.500		08/01/42	244,269
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C(a)
15,000	5.375		08/01/38	6,028
290,000	6.000		08/01/39	125,425
1,005,000	5.250		08/01/41	396,975
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1(a)
370,000	5.000		08/01/43	148,462
125,000	5.250		08/01/43	50,000
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A(a)
130,000	5.500		08/01/28	51,837

				2,822,152

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $7,157,097)				$6,322,262

Government Guarantee Obligations(i) – 0.9%
Hashemite Kingdom of Jordan Government AID Bond
$1,600,000	2.503%		10/30/20	$1,635,792
Israel Government AID Bond
2,000,000	5.500		09/18/23	2,364,400
300,000	5.500		12/04/23	356,049
877,000	5.500		04/26/24	1,046,033
40,000	5.500		09/18/33	52,358

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $5,413,260)				$5,454,632

U.S. Treasury Obligations – 23.6%
United States Treasury Bonds
$10,575,000	3.750	%(j)	11/15/43	$12,033,927
5,990,000	3.625	(j)	02/15/44	6,675,316
2,080,000	3.000		11/15/44	2,071,222
100,000	2.875		08/15/45	97,005
6,560,000	3.000	(j)	11/15/45	6,521,558

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligations – (continued)
United States Treasury Inflation Indexed Bonds
$9,347,937	0.125%	04/15/18	$9,430,292
1,347,008	0.125	04/15/19	1,367,092
362,873	0.125	04/15/20	368,418
525,930	0.125	01/15/23	526,130
3,256,953	0.625	01/15/24	3,337,595
768,810	0.250	01/15/25	762,813
533,074	0.875	02/15/47	525,574
United States Treasury Notes
14,640,000	1.250	12/31/18	14,647,906
1,600,000	1.375	04/30/21	1,573,248
1,300,000	1.125	06/30/21	1,262,560
56,260,000	2.250	01/31/24	56,438,345
8,070,000	2.125	03/31/24	8,022,387
1,210,000	2.375	08/15/24	1,219,632
9,560,000	2.250	11/15/25	9,477,688
United States Treasury Strip Coupon(g)
2,800,000	0.000	02/15/35	1,653,316
1,800,000	0.000	02/15/36	1,028,808

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $139,119,638)			$139,040,832

Shares	Distribution Rate	Value
Investment Company(b)(k) – 0.0%
Investment Companies – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
6,270	0.617%	$6,270
Cost ($6,270)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $551,807,094)		$554,027,071

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 7.4%
Certificates of Deposit – 3.6%
Abbey National Treasury Services PLC
$1,650,000	1.270%	08/11/17	$1,650,231
BNP Paribas New York
2,500,000	1.170	05/03/17	2,500,486
Credit Agricole CIB New York
3,500,000	1.377	06/08/17	3,503,014
Credit Industriel et Commercial SA
2,000,000	1.327	06/08/17	2,001,531
Credit Suisse New York
2,500,000	1.775	11/03/17	2,505,160
Societe Generale SA
2,000,000	1.590	01/18/18	2,000,468
The Bank of Tokyo-Mitsubishi UFJ Ltd.
2,500,000	1.690	01/25/18	2,502,082

Short-term Investments – (continued)
Certificates of Deposit – (continued)
UBS AG Stamford
2,500,000	1.420	11/02/17	2,500,550
2,000,000	1.530	12/19/17	2,000,484

			21,164,006

Commercial Paper – 3.8%
Danske Corp.(g)
2,750,000	0.000	07/05/17	2,740,481
Electricite de France SA(g)
2,700,000	0.000	01/05/18	2,662,326
Ford Motor Credit Co. LLC(g)
2,500,000	0.000	08/01/17	2,487,239
Monsanto Co.(g)
1,500,000	0.000	07/31/17	1,492,802
National Australia Bank Ltd.
2,500,000	1.288	12/06/17	2,503,583
Old Line Funding LLC
2,500,000	1.039	06/09/17	2,500,908
Schlumberger Holdings Corp.(g)
1,500,000	0.000	04/19/17	1,499,117
Swedbank(g)
3,750,000	0.000	07/18/17	3,738,430
Versailles Commercial Paper LLC(g)
2,500,000	0.000	04/24/17	2,498,055

			22,122,941

TOTAL SHORT-TERM INVESTMENTS
(Cost $43,264,874)			$43,286,947

TOTAL INVESTMENTS – 101.6%
(Cost $595,071,968)			$597,314,018

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.6)%			(9,458,397)

NET ASSETS – 100.0%			$587,855,621

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2017.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $103,429,444, which represents approximately 17.6% of net assets as of March 31, 2017.
(d)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2017

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $41,555,470 which represents approximately 7.1% of net assets as of March 31, 2017.
(f)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2017.
(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(h)	Security is currently in default and/or non-income producing.
(i)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $5,454,632, which represents approximately 0.9% of net assets as of March 31, 2017.
(j)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(k)	Represents an Affiliated Fund.
(l)	Actual maturity date is June 5, 2115.

Currency Abbreviations:
ARS	—Argentine Peso
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EGP	—Egyptian Pound
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GMAC	—General Motors Acceptance Corporation
GNMA	—Government National Mortgage Association
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NCUA	—National Credit Union Administration
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
PLC	—Public Limited Company
RB	—Revenue Bond
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
SPA	—Stand By Purchase Agreement
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
WIBOR	—Warsaw Interbank Offered Rate

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC	ARS	6,755,053	USD	425,918	$438,455	04/03/17	$12,537
	ARS	2,410,630	USD	149,265	156,019	04/10/17	6,754
	ARS	6,827,575	USD	431,397	440,626	04/17/17	9,230
	ARS	11,292,649	USD	689,039	726,706	04/24/17	37,666
	ARS	6,755,053	USD	419,113	420,470	07/06/17	1,357
	AUD	941,895	JPY	79,233,128	718,518	06/21/17	4,492
	AUD	1,339,000	NZD	1,453,962	1,021,445	06/21/17	4,360
	AUD	702,110	USD	531,164	536,152	04/27/17	4,989
	AUD	8,351,118	USD	6,302,294	6,370,580	06/21/17	68,285
	BRL	10,466,317	USD	3,309,113	3,339,847	04/04/17	30,733
	CAD	684,049	AUD	673,000	514,971	06/21/17	1,579
	CAD	1,675,372	EUR	1,154,511	1,261,266	06/21/17	24,763
	CAD	14,491,978	USD	10,822,585	10,909,955	06/21/17	87,370
	CHF	5,961,600	EUR	5,569,770	5,981,464	06/21/17	16,135
	CNH	4,367,000	USD	635,097	635,273	04/05/17	177
	CNH	19,089,088	USD	2,749,833	2,760,309	06/21/17	10,476
	CNY	4,366,386	USD	613,860	634,006	04/05/17	20,146
	CNY	12,646,690	USD	1,821,765	1,836,001	04/11/17	14,236
	COP	604,487,310	USD	203,000	210,042	04/07/17	7,042
	COP	595,680,000	USD	204,000	206,700	04/17/17	2,700
	COP	3,312,333,770	USD	1,117,145	1,140,134	06/16/17	22,990
	COP	1,436,443,200	USD	484,344	490,966	08/11/17	6,622
	CZK	7,364,435	EUR	274,000	293,443	06/05/17	233
	CZK	23,170,047	EUR	860,513	924,019	06/13/17	2,784
	CZK	47,816,215	EUR	1,774,299	1,908,529	06/21/17	8,221
	CZK	12,521,886	EUR	466,000	500,643	07/10/17	1,047
	CZK	13,001,394	EUR	483,000	523,006	10/03/17	2,906
	CZK	40,570,484	EUR	1,516,609	1,638,479	11/21/17	616
	CZK	12,198,023	EUR	455,745	492,669	11/22/17	457
	EUR	88,145	CZK	2,356,292	94,405	06/21/17	356
	EUR	485,000	HUF	149,613,770	519,444	06/21/17	760
	EUR	1,584,111	NOK	14,371,263	1,696,613	06/21/17	21,411
	EUR	677,000	PLN	2,869,497	725,080	06/21/17	1,986
	EUR	1,886,920	SEK	17,898,537	2,020,928	06/21/17	15,395
	EUR	4,094,343	USD	4,361,335	4,376,125	05/11/17	14,790
	EUR	4,898,424	USD	5,227,741	5,246,306	06/21/17	18,564
	GBP	1,644,317	EUR	1,880,000	2,064,301	06/21/17	50,785
	GBP	1,348,000	USD	1,654,232	1,690,016	04/28/17	35,784
	GBP	4,160,287	USD	5,128,886	5,222,888	06/21/17	94,002
	HUF	890,310,846	EUR	2,860,095	3,086,546	06/21/17	23,328
	HUF	526,916,704	USD	1,807,109	1,826,725	06/21/17	19,616
	IDR	7,726,970,139	USD	580,103	580,364	04/07/17	261
	IDR	6,820,097,270	USD	511,000	511,794	04/20/17	794
	IDR	11,481,859,435	USD	853,483	858,945	05/24/17	5,462
	IDR	18,102,037,266	USD	1,340,693	1,352,084	06/09/17	11,391
	IDR	13,081,009,812	USD	964,179	975,709	06/22/17	11,531
	INR	34,348,756	USD	528,839	529,356	04/03/17	517
	INR	101,211,654	USD	1,554,366	1,560,882	04/10/17	6,516

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC (continued)	INR	66,704,675	USD	1,018,000	$1,027,786	04/20/17	$9,786
	INR	83,253,399	USD	1,229,810	1,278,461	05/24/17	48,652
	INR	89,952,246	USD	1,355,310	1,373,937	07/14/17	18,627
	JPY	101,727,000	USD	896,392	914,145	04/12/17	17,754
	JPY	227,248,097	USD	2,013,978	2,047,892	06/21/17	33,914
	KRW	2,322,233,040	USD	2,034,000	2,077,291	04/03/17	43,291
	KRW	1,167,968,200	USD	1,016,000	1,045,135	04/06/17	29,135
	KRW	1,340,795,693	USD	1,163,181	1,199,953	04/10/17	36,772
	KRW	2,783,885,862	USD	2,476,483	2,491,649	04/20/17	15,166
	KRW	3,171,111,398	USD	2,793,271	2,840,921	07/13/17	47,651
	MXN	244,755,339	USD	12,416,588	12,909,146	06/21/17	492,558
	MYR	873,011	USD	195,677	196,275	05/18/17	598
	NOK	21,818,226	EUR	2,365,000	2,543,265	06/21/17	10,304
	NOK	1,754,650	SEK	1,821,625	204,533	06/21/17	420
	NZD	297,019	AUD	270,533	207,772	06/21/17	1,398
	NZD	7,898,516	USD	5,465,763	5,525,222	06/21/17	59,460
	PEN	1,619,768	USD	498,237	498,318	04/06/17	81
	PEN	1,554,342	USD	472,732	474,748	06/22/17	2,017
	PHP	25,476,025	USD	507,000	507,161	04/17/17	161
	PHP	50,107,534	USD	988,572	994,848	05/24/17	6,276
	PLN	19,498,613	EUR	4,518,897	4,913,512	06/21/17	73,688
	PLN	31,995,316	USD	7,841,325	8,062,593	06/21/17	221,268
	RUB	379,598,933	USD	6,462,932	6,672,880	05/15/17	209,949
	RUB	24,387,964	USD	405,537	427,530	05/26/17	21,993
	SGD	4,419,472	USD	3,144,814	3,161,357	06/21/17	16,543
	TRY	5,902,896	USD	1,572,347	1,586,464	06/21/17	14,117
	TWD	93,335,917	USD	3,026,000	3,075,934	04/05/17	49,934
	TWD	15,542,100	USD	504,000	512,264	04/10/17	8,264
	TWD	15,653,434	USD	504,000	516,010	04/13/17	12,010
	TWD	102,923,954	USD	3,351,967	3,394,030	04/20/17	42,063
	TWD	1,462,179	USD	48,035	48,236	04/28/17	201
	TWD	6,791,149	USD	220,206	224,694	07/11/17	4,488
	USD	290,085	AUD	376,699	287,659	04/27/17	2,427
	USD	4,343,941	AUD	5,664,155	4,320,855	06/21/17	23,094
	USD	8,748,887	BRL	27,286,110	8,707,116	04/04/17	41,770
	USD	1,332,686	BRL	4,253,000	1,329,161	07/05/17	3,525
	USD	1,035,000	CAD	1,374,739	1,034,941	06/21/17	59
	USD	718,000	CNH	4,953,216	716,242	06/21/17	1,758
	USD	19,897,831	EUR	18,460,389	19,771,431	06/21/17	126,403
	USD	863,928	GBP	684,587	859,440	06/21/17	4,488
	USD	918,749	HKD	7,114,249	918,240	09/29/17	508
	USD	5,191,597	HKD	40,154,381	5,188,515	03/27/18	3,082
	USD	2,127,105	JPY	235,495,091	2,122,211	06/21/17	4,894
	USD	2,083,842	KRW	2,322,233,040	2,077,291	04/03/17	6,551
	USD	1,045,723	KRW	1,167,968,200	1,045,135	04/06/17	588
	USD	3,065,226	NZD	4,368,000	3,055,532	06/21/17	9,696
	USD	513,000	PLN	2,004,794	505,194	06/21/17	7,806
	USD	205,000	RUB	11,641,028	204,635	05/15/17	365
	USD	626,356	SEK	5,488,946	613,877	05/15/17	12,480
	USD	206,858	SEK	1,808,391	202,630	06/21/17	4,227

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC (continued)	USD	1,024,000	SGD	1,426,557	$1,020,451	06/21/17	$3,549
	USD	2,581,448	TWD	78,037,177	2,571,756	04/05/17	9,692
	USD	226,000	TWD	6,778,870	223,629	04/28/17	2,371
	USD	6,737,640	ZAR	88,501,612	6,503,056	06/21/17	234,584
TOTAL							$2,796,608

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC	AUD	6,631,240	USD	5,090,206	$5,058,586	06/21/17	$(31,620)
	BRL	27,629,492	USD	8,890,869	8,816,690	04/04/17	(74,179)
	BRL	18,609,707	USD	5,866,684	5,858,176	06/02/17	(8,508)
	CAD	328,902	GBP	198,301	247,606	06/21/17	(1,344)
	CLP	140,584,453	USD	212,846	212,831	04/20/17	(15)
	COP	597,757,212	USD	207,000	206,963	05/03/17	(37)
	CZK	15,560,860	EUR	578,309	617,581	04/28/17	(136)
	CZK	25,941,930	EUR	966,000	1,033,682	06/05/17	(46)
	CZK	11,942,840	EUR	445,130	476,685	06/21/17	(58)
	CZK	25,860,360	EUR	965,000	1,033,404	07/03/17	(786)
	CZK	17,131,138	EUR	639,436	684,927	07/10/17	(608)
	CZK	31,524,076	EUR	1,179,400	1,267,064	09/20/17	(2,166)
	CZK	10,706,181	EUR	400,568	430,351	09/21/17	(749)
	CZK	47,731,165	EUR	1,789,697	1,934,018	01/03/18	(3,486)
	EUR	960,000	CAD	1,378,980	1,028,178	06/21/17	(9,955)
	EUR	2,909,416	CHF	3,113,850	3,116,039	06/21/17	(8,186)
	EUR	1,061,657	CZK	28,569,176	1,137,055	06/21/17	(3,251)
	EUR	5,445,455	GBP	4,731,864	5,832,187	06/21/17	(108,268)
	EUR	475,000	HUF	146,782,173	508,734	06/21/17	(133)
	EUR	6,848,957	JPY	830,585,229	7,335,364	06/21/17	(149,623)
	EUR	1,554,607	PLN	6,647,546	1,665,014	06/21/17	(10,122)
	EUR	850,098	USD	917,961	908,603	05/11/17	(9,358)
	EUR	9,975,963	USD	10,744,656	10,684,447	06/21/17	(60,209)
	JPY	113,282,057	USD	1,022,000	1,020,864	06/21/17	(1,136)
	KRW	2,261,149,855	USD	2,028,197	2,023,912	04/28/17	(4,285)
	KRW	1,167,968,200	USD	1,046,070	1,045,742	05/24/17	(328)
	KRW	2,322,233,040	USD	2,085,938	2,080,432	07/13/17	(5,506)
	NOK	109,357,492	EUR	12,090,739	12,747,373	06/21/17	(202,042)
	NOK	10,352,092	USD	1,213,432	1,206,703	06/21/17	(6,730)
	NZD	2,892,000	USD	2,028,105	2,023,031	06/21/17	(5,075)
	PHP	25,644,842	USD	511,000	510,290	04/24/17	(710)
	PHP	24,503,208	USD	487,238	486,493	05/24/17	(745)
	PLN	2,019,508	USD	511,000	508,902	06/21/17	(2,098)
	SEK	159,125,964	EUR	16,709,443	17,830,089	06/21/17	(66,047)
	SEK	5,103,000	USD	582,315	570,713	05/15/17	(11,601)
	SGD	1,428,671	USD	1,026,000	1,021,964	06/21/17	(4,036)
	TRY	7,179,477	USD	1,943,000	1,929,557	06/21/17	(13,443)
	TWD	78,037,177	USD	2,583,157	2,573,361	04/20/17	(9,796)

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC (continued)	TWD	15,723,319	USD	521,978	$518,699	04/28/17	$(3,279)
	USD	436,655	ARS	6,755,053	438,455	04/03/17	(1,800)
	USD	729,290	AUD	964,000	736,139	04/27/17	(6,849)
	USD	13,344,477	AUD	17,650,276	13,464,368	06/21/17	(119,890)
	USD	3,381,170	BRL	10,809,697	3,449,422	04/04/17	(68,251)
	USD	469,034	CAD	630,325	474,293	05/17/17	(5,260)
	USD	6,615,697	CAD	8,826,873	6,645,112	06/21/17	(29,415)
	USD	613,860	CNH	4,367,000	635,273	04/05/17	(21,413)
	USD	511,000	CNH	3,534,280	511,062	06/21/17	(62)
	USD	433,692	COP	1,299,991,770	451,526	04/10/17	(17,834)
	USD	203,000	COP	611,389,310	212,151	04/17/17	(9,151)
	USD	6,880,506	EUR	6,459,296	6,903,839	05/11/17	(23,333)
	USD	4,757,802	EUR	4,448,840	4,764,793	06/21/17	(6,991)
	USD	1,749,565	GBP	1,425,685	1,787,412	04/28/17	(37,847)
	USD	11,328,891	GBP	9,241,524	11,601,950	06/21/17	(273,059)
	USD	2,345,014	HKD	18,168,227	2,345,022	10/03/17	(8)
	USD	574,853	IDR	7,726,970,139	580,364	04/07/17	(5,511)
	USD	1,028,000	IDR	13,789,951,800	1,035,535	04/10/17	(7,535)
	USD	576,683	IDR	7,726,970,139	577,146	06/09/17	(463)
	USD	511,912	INR	34,348,756	529,356	04/03/17	(17,444)
	USD	1,511,000	INR	101,211,654	1,560,882	04/10/17	(49,882)
	USD	1,014,000	INR	67,309,320	1,037,384	04/17/17	(23,384)
	USD	2,044,870	INR	135,194,309	2,064,967	07/14/17	(20,097)
	USD	807,302	JPY	91,616,627	823,291	04/12/17	(15,989)
	USD	13,956,517	JPY	1,591,982,185	14,346,471	06/21/17	(389,956)
	USD	1,198,712	KRW	1,340,795,693	1,199,953	04/10/17	(1,240)
	USD	3,277,942	KRW	3,725,348,801	3,334,074	04/12/17	(56,131)
	USD	1,008,000	KRW	1,169,173,152	1,046,382	04/13/17	(38,382)
	USD	1,230,862	KRW	1,408,442,379	1,260,562	04/17/17	(29,700)
	USD	511,000	KRW	571,446,190	511,459	04/20/17	(459)
	USD	1,689,444	KRW	1,940,546,020	1,737,470	05/24/17	(48,027)
	USD	4,192,995	KRW	4,800,141,000	4,298,121	05/30/17	(105,125)
	USD	3,084,362	KRW	3,513,377,870	3,147,550	07/13/17	(63,189)
	USD	355,172	MXN	6,970,244	369,843	05/12/17	(14,672)
	USD	8,213,767	MXN	171,938,780	9,085,647	06/08/17	(871,880)
	USD	4,629,898	MXN	90,068,342	4,750,480	06/21/17	(120,582)
	USD	203,000	MYR	906,801	204,009	05/08/17	(1,009)
	USD	3,097,957	NZD	4,485,520	3,137,740	06/21/17	(39,783)
	USD	492,620	PEN	1,619,768	498,318	04/06/17	(5,698)
	USD	494,586	PEN	1,619,768	494,732	06/22/17	(146)
	USD	3,473,785	RUB	202,914,153	3,566,982	05/15/17	(93,197)
	USD	282,435	SEK	2,534,060	283,942	06/21/17	(1,507)
	USD	3,225,182	SGD	4,546,831	3,252,459	06/21/17	(27,277)
	USD	1,410,788	TRY	5,401,753	1,451,776	06/21/17	(40,988)
	USD	499,714	TWD	15,298,740	504,178	04/05/17	(4,464)
	USD	504,000	TWD	15,639,120	515,539	04/13/17	(11,539)
	USD	2,962,773	TWD	92,668,800	3,055,855	04/20/17	(93,081)
	USD	501,069	TWD	15,486,536	510,888	04/28/17	(9,819)
	USD	1,011,497	TWD	30,916,404	1,021,276	06/02/17	(9,779)
	USD	3,121,890	TWD	98,677,250	3,261,662	06/16/17	(139,772)

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC (continued)	USD	3,819,483	TWD	121,771,087	$4,025,713	06/20/17	$(206,228)
	USD	952,199	TWD	29,073,719	961,942	07/11/17	(9,742)
	USD	4,122,400	TWD	125,774,422	4,166,509	08/17/17	(44,110)
	ZAR	90,281,811	USD	6,912,565	6,633,863	06/21/17	(278,702)
TOTAL							$(4,337,352)

FORWARD SALES CONTRACTS — At March 31, 2017, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FNMA (Proceeds Receivable: $(985,000))	3.000%	TBA-30yr	04/12/17	$(1,000,000)	$(991,563)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Australian 3 Year Government Bonds	688	June 2017	$58,737,215	$328,322
Ultra 10 Year U.S. Treasury Notes	(5)	June 2017	(669,453)	(2,933)
Ultra Long U.S. Treasury Bonds	144	June 2017	23,130,000	44,061
90 Day Sterling	155	June 2017	24,186,343	19,054
90 Day Sterling	155	September 2017	24,172,992	14,003
90 Day Sterling	155	December 2017	24,160,854	12,171
2 Year U.S. Treasury Notes	155	June 2017	33,550,235	7,103
5 Year U.S. Treasury Notes	(659)	June 2017	(77,581,805)	(197,181)
10 Year U.S. Treasury Notes	203	June 2017	25,286,187	195,984
TOTAL				$420,584

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS – At March 31, 2017, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Citibank NA	KRW	1,102,660	10/06/17	2.239%	3 month KWCDC	$5,804
	BRL	1,320	01/04/21	1 month Brazilian Interbank Deposit Average	11.990%	(19,075)
Deutsche Bank AG	KRW	765,310	10/06/17	2.245	3 month KWCDC	4,061
		3,978,210	10/15/17	2.253	3 month KWCDC	21,025
JPMorgan Securities, Inc.	BRL	1,320	01/04/21	11.980	1 month Brazilian Interbank Deposit Average	20,676
		1,610	01/02/23	1 month Brazilian Interbank Deposit Average	10.690	(12,843)
Morgan Stanley & Co. International PLC	KRW	1,213,740	10/29/17	2.175	3 month KWCDC	5,887
TOTAL						$25,535

*	There are no upfront payments on the swap contracts(s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
SEK	136,670		06/15/18	0.050%	3 month STIBOR	$91,024	$5,934
	101,290	(b)	09/15/18	0.330	3 month STIBOR	2,490	(986)
EUR	93,460	(b)	03/14/19	0.010	6 month EURO	(5,588)	82,256
	145,000	(b)	03/14/19	0.030	6 month EURO	35,222	114,837
CAD	58,430		03/15/19	1.000	6 month CDOR	(156,105)	57,590
EUR	108,430	(b)	03/28/19	0.162	6 month EURO	11,192	75,639
CHF	24,370	(b)	03/29/19	0.554	6 month CHFOR	2,389	6,518
NOK	53,010	(b)	06/21/19	1.250	3 month NIBOR	(11,162)	16,645
PLN	27,220	(b)	06/21/19	2.123	6 month WIBOR	2,693	17,173
ZAR	68,130	(b)	09/20/19	7.350	3 month JIBAR	27	(2,970)
	$24,430	(b)	12/19/19	2.250	3 month LIBOR	193	33,083
	144,720	(b)	12/20/19	2.250	3 month LIBOR	125,082	70,912
EUR	59,240	(b)	02/11/21	0.250	6 month EURO	13,715	1,547
	$38,050	(b)	02/11/21	3 month LIBOR	2.250%	68,712	(62,947)
GBP	20,700	(b)	03/11/21	6 month GBP	1.000	(4,485)	(30,543)
PLN	10,780		09/21/21	1.771	6 month WIBOR	(65,078)	29,012
NZD	9,020		03/15/22	3.000	3 month NZDOR	34,768	(6,222)
EUR	35,810	(b)	06/21/22	0.000	6 month EURO	(641,479)	204,753
CAD	4,150	(b)	06/21/22	1.000	6 month CDOR	(84,956)	5,019
AUD	18,630	(b)	06/21/22	2.750	6 month AUDOR	74,634	44,623
	$61,020	(b)	06/21/22	3 month LIBOR	1.250	2,772,519	(243,148)
SEK	28,340	(b)	06/21/22	3 month STIBOR	0.500	(1,448)	(13,152)
	$5,540	(b)	12/19/23	3 month LIBOR	2.600	1,383	(42,958)

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
EUR	16,740	(b)	03/23/24	6 month EURO	0.910%	$(5,423)	$(96,097)
ZAR	6,340	(b)	08/24/25	3 month JIBAR	9.145	3,074	(11,587)
EUR	33,810	(b)	02/15/26	0.700%	6 month EURO	(74,936)	186,986
NOK	7,720	(b)	06/16/26	2.500	3 month NIBOR	(1,456)	9,913
ZAR	7,750	(b)	12/08/26	3 month JIBAR	9.120	9	(4,825)
CAD	750	(b)	12/15/26	2.500	6 month CDOR	(3,115)	6,843
	$2,440	(b)	12/15/26	2.500	3 month LIBOR	(31,572)	6,061
NZD	4,640	(b)	12/15/26	2.750	3 month NZDOR	(170,510)	4,554
AUD	8,590	(b)	12/15/26	3.500	6 month AUDOR	3,223	17,545
GBP	7,590	(b)	12/15/26	6 month GBP	2.250	(298,796)	(29,400)
ZAR	10,170	(b)	01/09/27	3 month JIBAR	8.840	11	(44)
EUR	22,140	(b)	01/12/27	1.330	6 month EURO	(168,431)	177,926
ZAR	8,580	(b)	01/19/27	3 month JIBAR	8.780	10	1,096
	8,770	(b)	01/25/27	3 month JIBAR	8.830	10	260
	9,890	(b)	02/15/27	3 month JIBAR	8.650	12	4,148
GBP	18,100	(b)	03/16/27	1.600	6 month GBP	(48,504)	103,059
EUR	3,400	(b)	06/15/27	1.750	6 month EURO	35,736	23,800
	7,470	(b)	06/21/27	0.500	6 month EURO	(283,127)	38,850
CAD	4,160	(b)	06/21/27	1.250	6 month CDOR	(238,529)	29,000
	$14,730	(b)	06/21/27	1.500	3 month LIBOR	(1,337,040)	98,648
SEK	28,110	(b)	06/21/27	3 month STIBOR	1.250	13,214	(38,335)
GBP	16,800	(b)	06/21/27	6 month GBP	0.750	980,890	(17,483)
	$20,480	(b)	12/20/28	3 month LIBOR	2.790	(187,647)	(84,796)
GBP	17,630	(b)	01/11/32	6 month GBP	1.940	162,908	(286,958)
	7,610	(b)	06/21/32	6 month GBP	1.000	604,130	(61,571)
	12,840	(b)	03/17/37	6 month GBP	1.750	95,704	(121,318)
	1,160	(b)	06/16/37	6 month GBP	2.000	(36,074)	2,515
JPY	460,350	(b)	06/21/37	6 month JYOR	0.750	(18,207)	(15,655)
	80,520	(b)	06/17/47	1.500	6 month JYOR	8,756	9,629
GBP	700	(b)	06/17/47	6 month GBP	1.500	(9,856)	2
	$3,490	(b)	06/21/47	1.750	3 month LIBOR	(734,868)	38,278
GBP	3,630	(b)	06/21/47	6 month GBP	1.000	544,444	(56,975)
	TOTAL					$1,069,782	$296,684

(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2017.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2017(c)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	People’s Republic of China 7.500%, 10/28/27	$100	(1.000)%	06/20/19	0.288%	$(277)	$(1,326)
		830	(1.000)	12/20/20	0.550	3,667	(17,438)
		900	(1.000)	06/20/21	0.637	8,440	(22,024)
Barclays Bank PLC	People’s Republic of China 7.500%, 10/28/27	270	(1.000)	03/20/19	0.246	(414)	(3,666)
		80	(1.000)	06/20/21	0.637	618	(1,826)
		1,130	(1.000)	12/20/21	0.744	(3,748)	(9,285)
Citibank NA	People’s Republic of China 7.500%, 10/28/27	3,080	(1.000)	03/20/19	0.246	(5,662)	(40,882)
		4,390	(1.000)	06/20/19	0.288	(8,846)	(61,499)
		720	(1.000)	12/20/20	0.550	4,525	(16,471)
		560	(1.000)	06/20/21	0.637	4,435	(12,887)
Deutsche Bank AG	People’s Republic of China 7.500%, 10/28/27	460	(1.000)	06/20/21	0.637	4,537	(11,479)
JPMorgan Securities, Inc.	People’s Republic of China 7.500%, 10/28/27	270	(1.000)	03/20/19	0.246	(373)	(3,707)
		120	(1.000)	06/20/19	0.288	(361)	(1,563)
		6,410	(1.000)	12/20/20	0.550	37,435	(143,787)
		10	(1.000)	06/20/21	0.637	81	(232)
TOTAL						$44,057	$(348,072)

(c)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2017(c)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
CDX Emerging Markets Index 27	$7,470	(1.000)%	06/20/22	2.133%	$401,770	$(7,956)
Protection Sold:
CDX North America High Yield Index 28	2,550	5.000	06/20/22	3.386	183,901	3,694
TOTAL					$585,671	$(4,262)

(c)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments

March 31, 2017

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 32.6%
Automotive – 0.6%
Ford Motor Credit Co. LLC
$3,250,000	5.875%		08/02/21	$3,620,555
General Motors Financial Co., Inc.
1,125,000	3.250		05/15/18	1,140,453
1,755,000	3.500		07/10/19	1,803,049

				6,564,057

Banks – 6.5%
American Express Co.(a)
700,000	3.625		12/05/24	703,936
Bank of America Corp.
3,050,000	4.125		01/22/24	3,185,838
2,300,000	4.000		04/01/24	2,384,635
2,550,000	3.248	(a)	10/21/27	2,427,187
2,500,000	3.824	(a)(b)	01/20/28	2,504,192
350,000	6.110		01/29/37	408,893
Barclays PLC
400,000	4.950		01/10/47	399,565
Citigroup, Inc.
2,500,000	4.125		07/25/28	2,458,373
Compass Bank(a)
875,000	1.850		09/29/17	874,755
1,000,000	2.750		09/29/19	1,006,102
Credit Suisse AG
1,475,000	2.300		05/28/19	1,480,590
Credit Suisse Group AG(a)(c)
1,000,000	4.282		01/09/28	995,651
Credit Suisse Group Funding Guernsey Ltd.
475,000	3.750		03/26/25	467,297
Deutsche Bank AG
425,000	2.500		02/13/19	425,708
200,000	4.250	(c)	10/14/21	204,975
Discover Financial Services(a)
1,625,000	3.750		03/04/25	1,594,149
HSBC Holdings PLC(a)(b)
2,200,000	3.262		03/13/23	2,212,250
ING Bank NV(a)(b)
2,025,000	4.125		11/21/23	2,065,298
ING Groep NV
750,000	3.150		03/29/22	751,748
Intesa Sanpaolo SpA
2,800,000	3.875		01/16/18	2,837,769
200,000	5.017	(c)	06/26/24	188,000
JPMorgan Chase & Co.(a)
2,100,000	2.972		01/15/23	2,098,333
1,900,000	3.625		12/01/27	1,843,327
650,000	4.260	(b)	02/22/48	648,116
2,250,000	5.300	(b)	12/29/49	2,331,563
KBC Bank NV(a)(b)
1,400,000	8.000		01/25/23	1,466,080
KeyCorp
4,350,000	2.900		09/15/20	4,420,257
Macquarie Bank Ltd.(c)
1,175,000	6.625		04/07/21	1,324,388
Mitsubishi UFJ Financial Group, Inc.
700,000	3.850		03/01/26	718,715

Corporate Obligations – (continued)
Banks – (continued)
Mizuho Financial Group, Inc.(c)
2,175,000	2.632		04/12/21	2,158,429
Santander Bank NA
975,000	8.750		05/30/18	1,045,527
Santander Holdings USA, Inc.(a)
650,000	2.650		04/17/20	646,976
Santander UK PLC(c)
1,025,000	5.000		11/07/23	1,068,009
Synchrony Financial(a)
1,625,000	2.600		01/15/19	1,637,691
1,900,000	3.000		08/15/19	1,929,638
The Bank of Tokyo-Mitsubishi UFJ Ltd.(c)
2,700,000	2.150		09/14/18	2,703,977
The Toronto-Dominion Bank(a)(b)
925,000	3.625		09/15/31	905,806
UBS Group Funding Jersey Ltd.(c)
2,550,000	4.125		09/24/25	2,593,143
Wells Fargo & Co.
7,000,000	3.000		10/23/26	6,702,171
Westpac Banking Corp.(a)(b)
1,450,000	4.322		11/23/31	1,465,237

				67,284,294

Brokerage – 1.1%
Morgan Stanley, Inc.
2,575,000	2.443	(a)(b)	10/24/23	2,629,644
4,700,000	3.700		10/23/24	4,767,549
700,000	4.000		07/23/25	721,804
1,775,000	3.625		01/20/27	1,762,035
TD Ameritrade Holding Corp.(a)
1,950,000	2.950		04/01/22	1,974,069

				11,855,101

Chemicals – 0.4%
Ecolab, Inc.
975,000	5.500		12/08/41	1,152,430
LYB International Finance II BV(a)
1,825,000	3.500		03/02/27	1,790,987
Westlake Chemical Corp.(a)(c)
925,000	3.600		08/15/26	905,865

				3,849,282

Consumer Products – 0.1%
Kimberly-Clark Corp.
825,000	3.700		06/01/43	775,086

Diversified Financial Services – 0.1%
GE Capital International Funding Co.
1,110,000	4.418		11/15/35	1,172,109

Diversified Manufacturing(a) – 0.2%
Roper Technologies, Inc.
1,300,000	3.000		12/15/20	1,324,432
1,000,000	2.800		12/15/21	1,001,128

				2,325,560

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Electric – 1.1%
	Emera US Finance LP(a)
	$950,000	2.700%		06/15/21	$944,617
	Entergy Corp.(a)
	1,025,000	2.950		09/01/26	971,797
	Exelon Corp.(a)
	1,125,000	3.497		06/01/22	1,135,386
	Florida Power & Light Co.(a)
	1,532,000	4.125		02/01/42	1,583,797
	Pacific Gas & Electric Co.(a)
	975,000	3.500		06/15/25	996,513
	Puget Sound Energy, Inc.(a)(b)
	1,230,000	6.974		06/01/67	1,108,538
	Ruwais Power Co. PJSC(c)
	740,000	6.000		08/31/36	843,600
	Southern California Edison Co.(a)
	1,950,000	4.050		03/15/42	1,975,186
	The Southern Co.(a)
	1,975,000	2.350		07/01/21	1,939,203

					11,498,637

Energy – 1.8%
	Anadarko Petroleum Corp.
	950,000	8.700		03/15/19	1,065,658
	190,000	3.450	(a)	07/15/24	185,256
	600,000	5.550	(a)	03/15/26	665,869
	1,125,000	6.450		09/15/36	1,327,826
	Apache Corp.(a)
	275,000	3.250		04/15/22	276,411
	400,000	2.625		01/15/23	385,149
	1,375,000	4.250		01/15/44	1,289,749
	ConocoPhillips Co.(a)
	985,000	3.350		11/15/24	992,953
	400,000	4.950		03/15/26	443,970
	900,000	4.150		11/15/34	899,626
	Devon Energy Corp.(a)
	250,000	4.000		07/15/21	257,993
	425,000	5.600		07/15/41	449,457
	825,000	4.750		05/15/42	794,619
	Dolphin Energy Ltd.(c)
	318,072	5.888		06/15/19	332,783
	Halliburton Co.(a)
	1,600,000	3.250		11/15/21	1,638,182
	Occidental Petroleum Corp.(a)
	1,650,000	3.400		04/15/26	1,646,816
	Petroleos Mexicanos
	250,000	5.500		02/04/19	261,875
	628,000	6.375		02/04/21	681,380
EUR	1,250,000	5.125		03/15/23	1,472,517
	$160,000	4.500		01/23/26	152,880
	10,000	6.625		06/15/35	10,312
	27,000	5.500		06/27/44	23,761
	20,000	6.375		01/23/45	19,450
	190,000	5.625		01/23/46	169,879
	Pioneer Natural Resources Co.(a)
	1,450,000	3.450		01/15/21	1,484,330
	295,000	3.950		07/15/22	307,081

Corporate Obligations – (continued)
Energy – (continued)
	Valero Energy Corp.
	950,000	3.650		03/15/25	942,742

					18,178,524

Food & Beverage – 2.8%
	Amazon.com, Inc.(a)
	2,650,000	3.300		12/05/21	2,752,613
	Anheuser-Busch InBev Finance, Inc.(a)
	6,000,000	2.650		02/01/21	6,045,120
	2,325,000	3.650		02/01/26	2,351,040
	600,000	4.900		02/01/46	648,434
	CVS Health Corp.(a)
	1,100,000	4.125		05/15/21	1,163,669
	2,100,000	3.500		07/20/22	2,161,354
	2,525,000	2.875		06/01/26	2,408,044
	Kraft Heinz Foods Co.(a)
	1,050,000	2.800		07/02/20	1,064,299
	675,000	5.200		07/15/45	704,533
	125,000	4.375		06/01/46	117,300
	Molson Coors Brewing Co.(a)
	525,000	2.100		07/15/21	512,662
	725,000	3.000		07/15/26	689,427
	Pernod-Ricard SA(c)
	2,300,000	4.450		01/15/22	2,448,387
	Smithfield Foods, Inc.(c)
	1,200,000	2.700		01/31/20	1,199,160
	Suntory Holdings Ltd.(c)
	2,550,000	2.550		09/29/19	2,568,623
	Walgreens Boots Alliance, Inc.(a)
	450,000	2.700		11/18/19	456,013
	975,000	2.600		06/01/21	976,177
	1,075,000	3.450		06/01/26	1,051,091

					29,317,946

Health Care – Services – 0.3%
	Aetna, Inc.(a)
	750,000	2.800		06/15/23	743,871
	Cigna Corp.(a)
	1,675,000	3.250		04/15/25	1,655,674
	UnitedHealth Group, Inc.
	950,000	4.625		07/15/35	1,035,720

					3,435,265

Health Care Products – 0.8%
	Becton Dickinson & Co.
	1,743,000	2.675		12/15/19	1,767,826
	Medtronic, Inc.
	725,000	2.500		03/15/20	735,449
	1,275,000	3.150		03/15/22	1,312,225
	Stryker Corp.(a)
	575,000	2.625		03/15/21	578,333
	1,175,000	3.375		11/01/25	1,179,867
	Thermo Fisher Scientific, Inc.(a)
	1,325,000	3.000		04/15/23	1,312,988
	1,025,000	3.650		12/15/25	1,038,789

					7,925,477

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Life Insurance – 0.5%
AIA Group Ltd.(a)(c)
$925,000	3.200%		03/11/25	$906,786
MetLife, Inc.
250,000	4.050		03/01/45	241,240
Reliance Standard Life Global Funding II(c)
2,050,000	2.500		01/15/20	2,048,876
Teachers Insurance & Annuity Association of America(c)
560,000	4.900		09/15/44	605,605
The Northwestern Mutual Life Insurance Co.(c)
1,200,000	6.063		03/30/40	1,521,684

				5,324,191

Lodging(a) – 0.3%
Marriott International, Inc.
766,000	2.875		03/01/21	774,468
2,375,000	2.300		01/15/22	2,321,548

				3,096,016

Media – Cable – 0.3%
Charter Communications Operating LLC/Charter Communications Operating Capital(a)
350,000	3.579		07/23/20	360,023
1,975,000	4.908		07/23/25	2,086,919
200,000	6.484		10/23/45	230,267
Time Warner Cable LLC
425,000	5.000		02/01/20	452,018
275,000	5.875	(a)	11/15/40	291,929

				3,421,156

Media – Non Cable – 0.6%
21st Century Fox America, Inc.(a)
2,000,000	3.700		09/15/24	2,044,938
NBCUniversal Media LLC
3,850,000	4.375		04/01/21	4,134,881

				6,179,819

Metals & Mining(c) – 0.5%
Glencore Funding LLC
3,075,000	2.700		10/25/17	3,087,331
900,000	4.125		05/30/23	917,361
1,183,000	4.625		04/29/24	1,228,593

				5,233,285

Noncaptive – Financial – 0.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust(a)
2,425,000	3.500		05/26/22	2,443,488
General Electric Co.
337,000	6.150		08/07/37	436,928
International Lease Finance Corp.(c)
1,400,000	7.125		09/01/18	1,496,247

				4,376,663

Pharmaceuticals – 2.1%
AbbVie, Inc.(a)
975,000	2.500		05/14/20	981,648

Corporate Obligations – (continued)
Pharmaceuticals – (continued)
Actavis Funding SCS
2,200,000	2.350		03/12/18	2,209,592
300,000	4.850	(a)	06/15/44	304,097
Bayer US Finance LLC(c)
2,775,000	3.000		10/08/21	2,807,914
EMD Finance LLC(a)(c)
3,325,000	2.950		03/19/22	3,334,300
Forest Laboratories LLC(a)(c)
3,175,000	4.375		02/01/19	3,287,290
900,000	5.000		12/15/21	975,268
Mylan NV(a)
2,425,000	3.950		06/15/26	2,373,648
Shire Acquisitions Investments Ireland DAC
2,550,000	1.900		09/23/19	2,531,622
2,125,000	3.200	(a)	09/23/26	2,023,476
Teva Pharmaceutical Finance Netherlands III BV
650,000	3.150		10/01/26	598,984

				21,427,839

Pipelines(a) – 2.1%
Columbia Pipeline Group, Inc.
925,000	3.300		06/01/20	942,624
Energy Transfer Partners LP
1,375,000	4.650		06/01/21	1,446,672
775,000	5.200		02/01/22	830,405
210,000	3.600		02/01/23	208,730
EnLink Midstream Partners LP
1,150,000	4.150		06/01/25	1,136,164
700,000	4.850		07/15/26	722,317
Enterprise Products Operating LLC
215,000	3.350		03/15/23	216,801
85,000	3.750		02/15/25	85,485
2,125,000	4.742	(b)	08/01/66	2,119,688
1,350,000	7.000	(b)	06/01/67	1,248,750
Kinder Morgan Energy Partners LP
425,000	5.400		09/01/44	420,249
Kinder Morgan, Inc.
4,375,000	3.050		12/01/19	4,448,666
Plains All American Pipeline LP/PAA Finance Corp.
525,000	3.650		06/01/22	532,313
650,000	4.500		12/15/26	662,838
Sabine Pass Liquefaction LLC
1,875,000	5.625		03/01/25	2,032,031
Western Gas Partners LP
1,050,000	3.950		06/01/25	1,039,421
Williams Partners LP
785,000	3.600		03/15/22	796,287
1,600,000	3.900		01/15/25	1,597,867
1,175,000	4.000		09/15/25	1,179,949

				21,667,257

Property/Casualty Insurance – 0.5%
American International Group, Inc.(a)
1,000,000	3.750		07/10/25	994,423
1,100,000	4.800		07/10/45	1,097,170

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Property/Casualty Insurance – (continued)
Arch Capital Group Ltd.
$1,125,000	7.350%		05/01/34	$1,483,696
The Chubb Corp.(a)(b)
1,125,000	6.375		03/29/67	1,088,437
The Hartford Financial Services Group, Inc.
250,000	5.125		04/15/22	276,019

				4,939,745

Real Estate Investment Trusts – 2.1%
American Campus Communities Operating Partnership LP(a)
2,575,000	3.750		04/15/23	2,632,770
Camden Property Trust
3,575,000	5.700		05/15/17	3,591,663
CubeSmart LP(a)
1,500,000	4.000		11/15/25	1,522,911
Healthcare Trust of America Holdings LP(a)
2,275,000	3.700		04/15/23	2,280,924
Kilroy Realty LP
2,375,000	6.625		06/01/20	2,651,248
1,500,000	3.800	(a)	01/15/23	1,538,278
National Retail Properties, Inc.(a)
1,150,000	4.000		11/15/25	1,172,740
Physicians Realty LP(a)
1,050,000	4.300		03/15/27	1,051,409
Ventas Realty LP(a)
1,550,000	3.100		01/15/23	1,538,507
975,000	3.500		02/01/25	954,334
VEREIT Operating Partnership LP(a)
825,000	4.875		06/01/26	860,063
Welltower, Inc.(a)
1,557,000	4.125		04/01/19	1,608,548

				21,403,395

Schools – 0.3%
Rensselaer Polytechnic Institute
2,600,000	5.600		09/01/20	2,833,249

Technology – Hardware – 1.7%
Broadcom Corp./Broadcom Cayman Finance Ltd.(a)(c)
1,200,000	3.000		01/15/22	1,198,471
1,350,000	3.875		01/15/27	1,357,117
Cisco Systems, Inc.
3,875,000	1.400		09/20/19	3,845,267
1,450,000	2.200		02/28/21	1,450,626
Everett Spinco, Inc.(a)(c)
1,500,000	4.250		04/15/24	1,525,241
Fidelity National Information Services, Inc.(a)
2,575,000	3.625		10/15/20	2,675,863
Fiserv, Inc.(a)
1,425,000	2.700		06/01/20	1,441,124
Hewlett Packard Enterprise Co.(a)
1,025,000	4.900		10/15/25	1,064,702
NXP BV/NXP Funding LLC(c)
250,000	4.125		06/15/20	259,688
1,525,000	4.125		06/01/21	1,582,188

Corporate Obligations – (continued)
Technology – Hardware – (continued)
Oracle Corp.(a)
1,600,000	2.500		05/15/22	1,595,566

				17,995,853

Tobacco – 1.0%
BAT International Finance PLC(c)
7,250,000	2.750		06/15/20	7,312,444
Reynolds American, Inc.(a)
3,125,000	4.450		06/12/25	3,289,400

				10,601,844

Transportation(c) – 0.6%
ERAC USA Finance LLC
3,525,000	2.350		10/15/19	3,525,380
Penske Truck Leasing Co. LP/PTL Finance Corp.
1,225,000	3.375	(a)	02/01/22	1,242,998
1,425,000	4.250		01/17/23	1,484,585

				6,252,963

Wirelines Telecommunications – 3.8%
American Tower Corp.(a)
1,025,000	3.300		02/15/21	1,039,388
AT&T, Inc.
2,075,000	2.300		03/11/19	2,085,086
500,000	2.800	(a)	02/17/21	501,485
2,200,000	3.200	(a)	03/01/22	2,220,746
2,450,000	3.800		03/15/22	2,534,197
2,400,000	3.000	(a)	06/30/22	2,387,508
4,100,000	3.400	(a)	05/15/25	3,960,297
800,000	4.125	(a)	02/17/26	811,279
Telefonica Emisiones SAU
3,875,000	5.462		02/16/21	4,253,688
1,575,000	4.103		03/08/27	1,586,115
Verizon Communications, Inc.
3,300,000	4.500		09/15/20	3,512,464
6,323,000	2.946	(c)	03/15/22	6,297,828
5,650,000	5.150		09/15/23	6,218,379
1,700,000	2.625		08/15/26	1,552,343

				38,960,803

TOTAL CORPORATE OBLIGATIONS
(Cost $334,970,195)				$337,895,416

Mortgage-Backed Obligations – 21.0%
Adjustable Rate Non-Agency(b) – 0.2%
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
$595,394	1.019%		01/19/36	$394,271
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
1,032,275	1.464		12/25/46	887,217
Sequoia Mortgage Trust Series 2003-4, Class 1A2
695,935	1.999		07/20/33	675,537

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(b) – (continued)
Washington Mutual Mortgage Pass-Through Certificates Series 2002-AR19, Class A7
$46,014	2.835%	02/25/33	$47,412

TOTAL ADJUSTABLE RATE NON-AGENCY			$2,004,437

Collateralized Mortgage Obligations – 1.1%
Interest Only(b)(d) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X
$229,952	0.000%	07/25/33	$—
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X
260,316	0.000	08/25/33	1

			1

Inverse Floaters(b) – 0.0%
GNMA REMIC Series 2002-13, Class SB
67,586	33.234	02/16/32	106,549

Planned Amortization Class – 0.0%
FNMA REMIC Series 2003-134, Class ME
14,061	4.500	06/25/33	14,250
FNMA REMIC Series 2004-64, Class BA
5,751	5.000	03/25/34	5,787

			20,037

Sequential Fixed Rate – 1.1%
FHLMC REMIC Series 2755, Class ZA
680,716	5.000	02/15/34	747,472
FHLMC REMIC Series 4273, Class PD
1,673,708	6.500	11/15/43	1,929,915
FNMA REMIC Series 2011-52, Class GB
1,586,034	5.000	06/25/41	1,739,772
FNMA REMIC Series 2011-99, Class DB
1,561,619	5.000	10/25/41	1,714,540
FNMA REMIC Series 2012-111, Class B
275,142	7.000	10/25/42	323,329
FNMA REMIC Series 2012-153, Class B
945,747	7.000	07/25/42	1,100,286
NCUA Guaranteed Notes Series A4
3,500,000	3.000	06/12/19	3,607,073

			11,162,387

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$11,288,974

Commercial Mortgage-Backed Securities(b) – 0.9%
Sequential Floating Rate – 0.9%
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A1A
$9,415,793	6.041%	12/10/49	$9,515,000

Federal Agencies – 18.8%
Adjustable Rate FNMA(b) – 0.5%
$7,319	2.879%	06/01/33	$7,729
971,803	2.958	07/01/34	1,019,542
2,210,704	2.903	09/01/34	2,305,085

Mortgage-Backed Obligations – (continued)
Federal Agencies – (continued)
Adjustable Rate FNMA(b) – (continued)
1,594,630	3.178	05/01/35	1,683,652
264,395	2.630	06/01/35	273,049

			5,289,057

FHLMC – 0.9%
1,960	5.000	09/01/17	2,019
6,186	5.000	10/01/17	6,367
46	7.000	10/01/17	46
5,532	5.000	11/01/17	5,694
2,618	5.000	12/01/17	2,695
3,688	5.000	01/01/18	3,776
10,000	5.000	02/01/18	10,120
8,123	5.000	03/01/18	8,236
5,652	5.000	04/01/18	5,734
3,735	5.000	05/01/18	3,795
3,422	5.000	06/01/18	3,479
7,914	5.000	07/01/18	8,060
1,796	5.000	08/01/18	1,832
12,282	4.500	09/01/18	12,543
1,561	5.000	10/01/18	1,594
2,459	5.000	11/01/18	2,514
31,911	5.000	06/01/19	32,841
73,509	5.000	05/01/23	79,977
211,630	4.500	10/01/23	226,553
49,842	5.500	10/01/25	55,185
4,417	7.000	06/01/26	4,741
11,305	7.500	12/01/30	11,877
12,887	7.500	01/01/31	13,956
368,865	5.500	03/01/33	410,830
18,289	5.000	10/01/33	20,009
59,063	6.500	10/01/33	68,713
732	5.500	12/01/33	834
22,940	5.500	09/01/34	25,795
1,639	5.500	12/01/34	1,825
1,581	5.500	03/01/35	1,759
3,524	5.000	04/01/35	3,854
27,014	5.000	07/01/35	29,547
36,994	5.500	11/01/35	41,263
145,968	5.000	12/01/35	161,116
323	5.500	02/01/36	367
60,206	5.500	06/01/36	66,994
48,577	5.500	08/01/37	53,945
288,515	5.000	01/01/38	315,030
126,989	5.500	03/01/38	143,061
59,659	5.500	04/01/38	67,210
86,648	5.500	08/01/38	98,345
2,034	5.500	09/01/38	2,292
6,332	6.500	09/01/38	7,240
8,470	5.500	11/01/38	9,714
15,984	5.500	12/01/38	17,786
706,057	5.000	01/01/39	769,059
869,802	7.000	02/01/39	1,010,725
4,773	5.500	03/01/39	5,302
187,002	5.000	06/01/39	204,089
5,927	5.500	10/01/39	6,672

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$16,537	5.500%	03/01/40	$18,472
24,433	4.000	06/01/40	25,739
32,178	5.500	06/01/40	36,250
20,103	5.000	08/01/40	22,009
5,693	4.500	11/01/40	6,116
272,114	4.000	02/01/41	286,713
11,078	5.000	04/01/41	12,170
14,875	5.000	06/01/41	16,268
20,038	4.000	11/01/41	21,148
1,503,022	3.500	06/01/45	1,545,588
1,185,797	3.500	10/01/45	1,219,935
1,902,826	3.500	06/01/46	1,962,364

			9,219,782

FNMA – 5.6%
12,186	5.000	06/01/18	12,405
86,304	4.500	07/01/18	88,243
6,032	4.500	08/01/18	6,167
105	6.500	10/01/18	117
96,651	5.500	09/01/23	103,373
30,187	5.500	10/01/23	32,448
289,974	5.000	02/01/24	309,964
46,361	7.000	08/01/27	52,678
1,693	6.500	09/01/27	1,912
171,873	7.000	03/01/28	196,160
3,612	6.500	05/01/28	4,077
17,975	8.000	02/01/31	20,434
66,807	7.000	03/01/31	73,416
1,651	5.500	05/01/33	1,845
23,373	5.000	07/01/33	25,782
43,498	5.000	08/01/33	47,663
1,466	5.000	09/01/33	1,606
8,746	5.500	09/01/33	9,844
1,682	6.500	09/01/33	1,934
17,197	5.000	12/01/33	18,951
532	5.500	12/01/33	594
1,022	5.500	01/01/34	1,150
11,586	5.500	02/01/34	13,027
2,053	5.500	04/01/34	2,317
8,084	5.500	05/01/34	9,105
1,989	6.000	07/01/34	2,236
2,791	5.500	08/01/34	3,150
7,601	5.500	10/01/34	8,540
6,387	5.500	11/01/34	7,184
72,990	5.500	12/01/34	82,055
15,793	6.000	02/01/35	16,027
176,564	5.000	04/01/35	194,898
7,148	5.500	04/01/35	8,034
6,421	5.500	07/01/35	7,227
290	5.500	08/01/35	328
1,100,592	5.000	09/01/35	1,206,139
17,682	5.500	09/01/35	19,948
1,270	5.500	12/01/35	1,434
242	5.500	02/01/36	272
118,436	5.500	03/01/36	133,486
23,493	6.000	03/01/36	26,761

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
775	5.500	04/01/36	874
4,356	6.000	04/01/36	4,952
130,220	6.000	07/01/36	146,539
272,006	6.000	09/01/36	306,094
2,011	5.500	01/01/37	2,266
3,540	6.000	01/01/37	4,034
830	5.500	02/01/37	936
16,448	6.000	02/01/37	18,512
31,008	6.000	03/01/37	34,909
1,948	5.500	04/01/37	2,196
738	5.500	05/01/37	835
883	5.500	06/01/37	995
385	5.500	07/01/37	432
418,929	6.000	07/01/37	471,495
5,981	6.000	08/01/37	6,732
110,673	6.000	09/01/37	124,559
364,797	6.000	10/01/37	410,570
439,527	6.000	11/01/37	501,682
521	5.500	12/01/37	587
9,906	5.000	02/01/38	10,124
995	5.500	02/01/38	1,125
5,426	5.500	03/01/38	6,115
28,411	6.000	03/01/38	32,443
60,095	5.000	04/01/38	65,644
200,546	6.000	04/01/38	225,952
1,052	5.500	05/01/38	1,185
464,572	6.000	05/01/38	522,865
5,714	5.500	06/01/38	6,440
50,342	6.000	06/01/38	56,658
4,200	5.500	07/01/38	4,735
2,141	5.500	08/01/38	2,414
2,058	5.500	09/01/38	2,321
247,754	6.000	10/01/38	278,842
267,345	6.000	11/01/38	300,997
3,296	5.500	12/01/38	3,678
53,499	5.000	02/01/39	58,604
73,109	6.000	02/01/39	82,371
535,382	7.000	03/01/39	622,102
36,477	4.500	04/01/39	39,548
338,180	6.000	04/01/39	380,614
12,139	4.500	05/01/39	13,165
12,504	5.500	06/01/39	14,093
7,517	4.500	07/01/39	8,152
538,125	5.000	07/01/39	589,030
62,446	4.500	08/01/39	67,722
366,225	6.000	09/01/39	412,178
10,748	5.500	11/01/39	12,117
351,478	6.000	11/01/39	397,010
512,265	4.500	12/01/39	555,548
48,650	6.000	04/01/40	54,814
400,104	5.000	06/01/40	437,940
99,121	5.000	07/01/40	108,494
531,487	6.000	10/01/40	598,176
296,364	5.000	11/01/40	324,400
333,472	6.000	04/01/41	375,315
1,041,515	4.500	05/01/41	1,121,391

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$239,361	6.000%	05/01/41		$269,395
196,516	4.500	08/01/41		211,616
66,011	3.500	11/01/41		68,015
74,673	3.500	06/01/42		77,010
419,446	5.000	07/01/42		459,110
898,495	3.500	10/01/42		924,425
33,149	3.000	11/01/42		33,130
803,456	3.000	12/01/42		802,259
1,150,032	3.000	01/01/43		1,149,505
182,440	3.000	02/01/43		182,390
1,171,187	3.000	03/01/43		1,170,866
1,973,428	3.000	04/01/43		1,972,888
327,231	3.500	04/01/43		336,264
1,412,040	3.000	05/01/43		1,411,654
128,549	3.500	05/01/43		132,611
136,725	3.000	06/01/43		136,687
1,222,016	3.000	07/01/43		1,221,300
7,584,074	3.500	07/01/43		7,793,428
2,418,576	3.500	08/01/43		2,485,593
75,284	3.500	09/01/43		77,663
184,412	3.500	01/01/44		190,067
1,508,564	5.000	05/01/44		1,655,915
503,717	3.500	04/01/45		517,904
5,014,267	4.500	04/01/45		5,447,335
599,907	4.500	05/01/45		652,094
129,524	3.500	06/01/45		133,172
69,571	3.500	07/01/45		71,530
49,715	3.500	09/01/45		51,123
122,856	3.500	10/01/45		126,278
89,537	3.500	11/01/45		92,031
45,632	3.500	12/01/45		46,903
132,280	3.500	01/01/46		135,965
1,916,363	3.500	06/01/46		1,973,145
10,000,000	3.500	TBA-30yr	(e)	10,229,688
1,000,000	4.000	TBA-30yr	(e)	1,048,984
2,000,000	5.000	TBA-30yr	(e)	2,185,156

				58,059,551

GNMA – 11.8%
13,725	6.000	11/15/38		15,787
167,160	5.000	07/15/40		183,179
298,017	5.000	01/15/41		326,576
11,972	4.000	02/20/41		12,693
18,402	4.000	11/20/41		19,510
3,039	4.000	01/20/42		3,222
9,932	4.000	04/20/42		10,542
5,185	4.000	10/20/42		5,504
105,332	4.000	08/20/43		111,763
17,752,327	4.000	10/20/43		18,836,190
10,811	4.000	03/20/44		11,465
13,140	4.000	05/20/44		13,934
924,641	4.000	11/20/44		980,565
13,227,632	4.000	07/20/45		14,014,573
5,666,014	4.000	09/20/45		6,003,098
5,717,664	4.000	10/20/45		6,054,247
922,127	4.000	11/20/45		975,397

Mortgage-Backed Obligations – (continued)
GNMA – (continued)
4,622,430	4.000	01/20/46		4,887,317
32,704	4.000	02/20/46		34,594
22,210,313	4.000	03/20/46		23,469,186
16,004,191	4.000	04/20/46		16,913,804
2,983,978	4.000	05/20/46		3,155,022
4,065,852	4.000	10/20/46		4,298,910
490,876	4.000	11/20/46		519,013
5,940,146	4.000	12/20/46		6,280,641
15,000,000	4.000	TBA-30yr	(e)	15,844,922

				122,981,654

TOTAL FEDERAL AGENCIES				$195,550,044

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $219,788,761)				$218,358,455

Agency Debentures – 3.5%
FHLB
$6,800,000	2.125%	06/09/23		$6,753,277
3,500,000	3.375	09/08/23		3,729,285
750,000	3.375	12/08/23		798,604
2,400,000	5.000	09/28/29		2,868,699
FNMA
3,700,000	1.875	09/24/26		3,444,663
4,200,000	6.250	05/15/29		5,624,010
Private Export Funding Corp.
7,000,000	5.450	09/15/17		7,137,578
Small Business Administration
17,247	6.300	06/01/18		17,515
Tennessee Valley Authority
5,400,000	3.875	02/15/21		5,801,436

TOTAL AGENCY DEBENTURES
(Cost $35,626,510)				$36,175,067

Asset-Backed Securities(b) – 12.3%
Collateralized Loan Obligations(c) – 3.3%
B&M CLO Ltd. Series 2014-1A, Class A1
$3,700,000	2.280%	04/16/26		$3,699,001
B&M CLO Ltd. Series 2014-1A, Class A2
650,000	2.830	04/16/26		649,995
Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1
3,400,000	2.412	04/18/26		3,400,105
Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A1B
6,950,000	2.310	04/28/25		6,956,776
Shackleton CLO Ltd. Series 2014-5A, Class A
7,800,000	2.381	05/07/26		7,833,985
Shackleton CLO Ltd. Series 2014-5A, Class B1
1,150,000	2.881	05/07/26		1,150,196
Trinitas CLO Ltd. Series 2014-1A, Class A1
2,950,000	2.410	04/15/26		2,951,077
Whitehorse VIII Ltd. Series 2014-1A, Class A
7,500,000	2.386	05/01/26		7,510,988

				34,152,123

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Asset-Backed Securities(b) – (continued)
Home Equity – 0.0%
Impac CMB Trust Series 2004-08, Class 1A
$272,118	1.498%		10/25/34	$240,543

Other(c) – 1.5%
Mortgage Repurchase Agreement Financing Trust Series 2016-1, Class A
3,100,000	1.672		09/10/18	3,100,000
Mortgage Repurchase Agreement Financing Trust Series 2016-1, Class A2
2,800,000	1.722		04/10/19	2,800,000
Mortgage Repurchase Agreement Financing Trust Series 2016-2, Class A
4,850,000	2.072		03/10/19	4,851,138
Mortgage Repurchase Agreement Financing Trust Series 2016-3, Class A1
2,550,000	1.772		11/10/18	2,550,320
Station Place Securitization Trust Series 2015-2, Class A
2,600,000	1.821		05/15/18	2,600,000

				15,901,458

Student Loan – 7.5%
Access Group, Inc. Series 2015-1, Class A(c)
2,144,937	1.478		07/25/56	2,130,476
Chase Education Loan Trust Series 2007-A, Class A3
518,533	1.067		12/28/23	516,946
ECMC Group Student Loan Trust Series 2016-1A, Class A(c)
4,769,279	2.128		07/26/66	4,766,181
Edsouth Indenture No. 9 LLC Series 2015-1, Class A(c)
3,057,683	1.578		10/25/56	3,040,078
Education Loan Asset-Backed Trust I Series 2013-1, Class A2(c)
8,200,000	1.578		04/26/32	7,980,507
Educational Funding of the South, Inc. Series 2011-1, Class A2
3,234,939	1.532		04/25/35	3,217,646
EFS Volunteer No. 3 LLC Series 2012-1, Class A2(c)
2,624,669	1.778		02/25/25	2,639,222
Higher Education Funding I Series 2014-1, Class A(c)
4,091,055	1.980		05/25/34	4,080,748
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A3
3,000,000	1.831		07/20/43	2,902,521
Navient Student Loan Trust Series 2016-5A, Class A(c)
10,020,067	2.028		06/25/65	10,168,510
Navient Student Loan Trust Series 2016-7A, Class A(c)
4,883,338	1.928		03/25/66	4,944,449
Nelnet Student Loan Trust Series 2006-1, Class A5
3,180,557	1.030		08/23/27	3,167,129
Nelnet Student Loan Trust Series 2006-1, Class A6(c)
5,200,000	1.370		08/23/36	4,893,725
Nelnet Student Loan Trust Series 2013-5A, Class A(c)
679,115	1.408		01/25/37	676,831
New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3(a)
3,500,000	1.730		10/25/37	3,416,749
North Carolina State Education Assistance Authority Series 2010-1, Class A1
2,220,525	1.782		07/25/41	2,212,507

Asset-Backed Securities(b) – (continued)
Student Loan – (continued)
Northstar Education Finance, Inc. Series 2004-2, Class A3
138,030	1.209		07/30/18	137,930
PHEAA Student Loan Trust Series 2016-1A, Class A(c)
4,920,746	1.928		09/25/65	4,955,706
Scholar Funding Trust Series 2010-A, Class A(c)
1,627,470	1.640		10/28/41	1,603,538
SLC Student Loan Trust Series 2006-2, Class A5
3,635,480	1.063		09/15/26	3,619,929
SLM Student Loan Trust Series 2004-8A, Class A6(c)
3,900,000	1.512		01/25/40	3,752,008
SLM Student Loan Trust Series 2005-3, Class A5
1,773,751	0.972		10/25/24	1,768,911
SLM Student Loan Trust Series 2005-5, Class A5
1,100,000	1.632		10/25/40	1,076,476

				77,668,723

TOTAL ASSET-BACKED SECURITIES
(Cost $127,317,608)				$127,962,847

Foreign Debt Obligations – 0.9%
Sovereign – 0.6%
Republic of Chile
$239,000	3.125%		01/21/26	$241,151
Republic of Colombia(a)
200,000	5.625		02/26/44	218,200
1,380,000	5.000		06/15/45	1,384,140
Republic of Indonesia
790,000	3.700	(c)	01/08/22	806,787
200,000	5.875		01/15/24	227,000
420,000	4.125	(c)	01/15/25	430,500
380,000	4.125		01/15/25	389,500
1,380,000	4.350	(c)	01/08/27	1,428,990
510,000	6.750		01/15/44	655,988
380,000	5.250	(c)	01/08/47	408,025

				6,190,281

Supranational – 0.3%
Inter-American Development Bank
2,700,000	1.000		02/27/18	2,680,660

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $8,613,335)				$8,870,941

Municipal Debt Obligations(a) – 0.9%
California – 0.6%
California State GO Bonds Build America Taxable Series 2009
$950,000	7.500%		04/01/34	$1,345,941
1,650,000	7.550		04/01/39	2,419,874
California State GO Bonds Build America Taxable Series 2010
1,645,000	7.950		03/01/36	1,896,619

				5,662,434

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Debt Obligations(a) – (continued)
Illinois – 0.1%
Illinois State GO Bonds Build America Series 2010
$1,280,000	7.350%	07/01/35	$1,365,837

Ohio – 0.2%
American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
1,700,000	6.270	02/15/50	2,037,076

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $7,437,861)			$9,065,347

Government Guarantee Obligations(f) – 2.6%
Hashemite Kingdom of Jordan Government AID Bond
$7,400,000	2.503%	10/30/20	$7,565,538
Israel Government AID Bond
7,827,000	5.500	09/18/23	9,253,079
1,200,000	5.500	12/04/23	1,424,196
2,400,000	5.500	04/26/24	2,862,576
4,700,000	5.500	09/18/33	6,152,112

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $26,196,253)			$27,257,501

U.S. Treasury Obligations – 25.3%
United States Treasury Bonds
$7,900,000	3.625%	08/15/43	$8,797,282
9,820,000	3.750 (g)	11/15/43	11,174,767
13,520,000	3.625	02/15/44	15,066,823
31,750,000	3.000 (g)	11/15/44	31,616,016
8,060,000	3.000	11/15/45	8,012,769
United States Treasury Inflation Protected Securities
23,107,260	0.125	04/15/18	23,310,835
2,694,016	0.125	04/15/19	2,734,184
2,280,916	0.125	04/15/20	2,315,768
3,687,912	0.125	04/15/21	3,728,627
2,419,278	0.125	01/15/23	2,420,197
3,808,450	0.625	01/15/24	3,902,747
1,332,604	0.250	01/15/25	1,322,210
985,684	0.875	02/15/47	971,815
United States Treasury Notes
110,000	1.250	12/31/18	110,059
32,240,000	1.125	06/30/21	31,311,489
2,840,000	1.875	10/31/22	2,813,389
55,840,000	2.250	01/31/24	56,017,013
1,010,000	2.375	08/15/24	1,018,040
54,120,000	2.250	11/15/25	53,654,027
United States Treasury Strip Coupon(h)
3,200,000	0.000	02/15/36	1,828,992

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $262,695,083)			$262,127,049

Shares	Distribution Rate	Value
Investment Company(b)(i) – 0.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,365,955	0.617%	$2,365,955
(Cost $2,365,955)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $1,025,011,561)		$1,030,078,578

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 4.2%
Certificates of Deposit – 1.8%
Abbey National Treasury Services PLC
$1,650,000	1.270%	08/11/17	$1,650,232
BNP Paribas New York
4,000,000	1.170	05/03/17	4,000,778
Credit Suisse New York
4,000,000	1.775	11/03/17	4,008,255
Mizuho Bank Ltd.
5,000,000	1.806	12/08/17	5,012,281
UBS AG Stamford
4,000,000	1.420	11/02/17	4,000,880

			18,672,426

Commercial Paper – 2.4%
Electricite de France SA
5,500,000	0.000	01/05/18	5,423,257
Ford Motor Credit Co. LLC
5,000,000	0.000	08/01/17	4,974,477
Monsanto Co.
2,500,000	0.000	07/31/17	2,488,003
National Australia Bank Ltd.
5,000,000	1.288	12/06/17	5,007,165
Old Line Funding LLC
5,000,000	1.039	06/09/17	5,001,817
Schlumberger Holdings Corp.
2,500,000	0.000	04/19/17	2,498,528

			25,393,247

TOTAL SHORT-TERM INVESTMENTS
(Cost $44,029,090)			$44,065,673

TOTAL INVESTMENTS – 103.5%
(Cost $1,069,040,651)			$1,074,144,251

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.5)%			(36,544,870)

NET ASSETS – 100.0%			$1,037,599,381

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2017.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $176,298,047, which represents approximately 17.0% of net assets as of March 31, 2017.
(d)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $29,308,750 which represents approximately 2.8% of net assets as of March 31, 2017.
(f)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $27,257,501, which represents approximately 2.6% of net assets as of March 31, 2017.
(g)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(h)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(i)	Represents an Affiliated Fund.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—U.S. Dollar

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NCUA	—National Credit Union Administration
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
PLC	—Public Limited Company
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Australia & New Zealand Banking Group	USD	465,460	AUD	609,065	$464,621	06/21/17	$840
Bank of America Securities LLC	AUD	2,217,326	USD	1,664,464	1,691,469	06/21/17	27,005
	CAD	2,208,647	USD	1,658,000	1,662,729	06/21/17	4,729
	EUR	481,301	NOK	4,383,108	515,482	06/21/17	4,561
	EUR	2,485,477	USD	2,651,929	2,661,994	06/21/17	10,064
	JPY	205,813,000	USD	1,814,776	1,849,489	04/12/17	34,714
	NZD	1,188,000	USD	830,163	831,038	06/21/17	875
	USD	834,000	JPY	91,985,362	828,945	06/21/17	5,055
Barclays Bank PLC	CAD	1,111,961	AUD	1,094,000	837,115	06/21/17	2,566
	CAD	7,395,515	USD	5,499,219	5,567,545	06/21/17	68,326
	EUR	777,000	USD	830,556	832,182	06/21/17	1,626
	GBP	3,398,712	USD	4,171,461	4,261,038	04/28/17	89,578
	GBP	2,744,885	USD	3,386,926	3,445,971	06/21/17	59,045
	JPY	90,970,859	USD	798,018	819,802	06/21/17	21,784
	USD	2,506,222	EUR	2,311,000	2,475,126	06/21/17	31,096
BNP Paribas SA	AUD	790,784	JPY	66,299,302	603,243	06/21/17	5,773
	AUD	1,089,000	NZD	1,181,728	830,735	06/21/17	4,084
	AUD	2,244,000	USD	1,686,654	1,711,817	06/21/17	25,162
	CHF	7,293,190	EUR	6,813,837	7,317,492	06/21/17	19,742
	EUR	828,240	NOK	7,431,383	887,061	06/21/17	20,813
	GBP	1,390,000	USD	1,695,174	1,745,028	06/21/17	49,852
	NOK	7,099,785	EUR	770,000	827,594	06/21/17	2,909
	NZD	4,892,847	USD	3,367,551	3,422,677	06/21/17	55,126
	USD	827,220	AUD	1,072,000	817,766	06/21/17	9,453
	USD	9,277,239	EUR	8,650,146	9,264,473	06/21/17	12,766
	USD	834,941	GBP	662,000	831,085	06/21/17	3,856
	USD	936,597	JPY	103,866,769	936,016	06/21/17	581
Citibank NA	AUD	1,126,000	USD	843,824	858,960	06/21/17	15,135
	CAD	3,387,535	USD	2,520,000	2,550,229	06/21/17	30,229
	EUR	371,924	SEK	3,532,609	398,338	06/21/17	2,508
	EUR	796,000	USD	849,014	852,531	06/21/17	3,518
	GBP	1,377,706	EUR	1,570,000	1,729,594	06/21/17	48,094
	GBP	676,484	USD	843,507	849,268	06/21/17	5,760
	JPY	92,605,590	USD	830,000	834,534	06/21/17	4,534
	USD	828,762	AUD	1,077,000	821,580	06/21/17	7,182
	USD	837,035	EUR	767,000	821,472	06/21/17	15,563
	USD	335,356	SEK	2,931,752	328,503	06/21/17	6,852
HSBC Bank PLC	AUD	4,308,219	USD	3,277,860	3,286,490	06/21/17	8,630
	CAD	7,138,762	USD	5,350,577	5,374,256	06/21/17	23,679
	EUR	769,000	NOK	7,022,354	823,614	06/21/17	5,046
	EUR	769,000	SEK	7,275,894	823,614	06/21/17	8,349
	GBP	2,035,000	USD	2,514,405	2,554,770	06/21/17	40,365
	NZD	1,182,000	USD	826,685	826,841	06/21/17	156
	USD	836,901	EUR	766,000	820,401	06/21/17	16,500
	USD	849,781	JPY	94,064,763	847,684	06/21/17	2,097
	USD	1,664,653	NZD	2,365,000	1,654,381	06/21/17	10,272

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Merrill Lynch & Co., Inc.	CAD	1,103,983	USD	829,000	$831,108	06/21/17	$2,108
	JPY	96,642,650	USD	845,000	870,915	06/21/17	25,915
	NOK	7,091,273	EUR	771,000	826,602	06/21/17	846
	USD	3,326,642	EUR	3,076,000	3,294,455	06/21/17	32,186
Morgan Stanley & Co. International PLC	EUR	5,658,194	USD	6,031,239	6,047,604	05/11/17	16,365
Standard Chartered Bank	AUD	2,855,800	USD	2,154,655	2,178,524	06/21/17	23,869
	CAD	2,231,092	EUR	1,536,000	1,679,627	06/21/17	34,541
	CAD	581,860	USD	434,915	438,040	06/21/17	3,125
	CHF	1,711,349	EUR	1,599,000	1,717,051	06/21/17	4,491
	EUR	771,000	SEK	7,310,545	825,756	06/21/17	6,609
	EUR	792,000	USD	844,358	848,247	06/21/17	3,890
	GBP	1,367,603	EUR	1,569,000	1,716,910	06/21/17	36,481
	NOK	14,199,211	EUR	1,535,000	1,655,146	06/21/17	11,132
	NZD	482,940	AUD	439,827	337,829	06/21/17	2,310
	NZD	1,914,010	USD	1,329,332	1,338,902	06/21/17	9,569
	USD	831,000	CAD	1,103,069	830,421	06/21/17	579
	USD	2,484,425	NZD	3,545,000	2,479,822	06/21/17	4,601
State Street Bank (London)	AUD	736,473	JPY	62,174,851	561,812	06/21/17	1,511
	CAD	488,985	EUR	339,116	368,121	06/21/17	4,921
	CAD	669,269	USD	500,624	503,844	06/21/17	3,220
	CHF	442,466	EUR	413,385	443,941	06/21/17	1,198
	EUR	1,621,000	SEK	15,393,211	1,736,122	06/21/17	11,311
	JPY	92,564,090	USD	830,000	834,160	06/21/17	4,160
	NOK	2,853,697	SEK	2,960,691	332,644	06/21/17	898
	USD	837,231	EUR	765,000	819,330	06/21/17	17,902
	USD	567,810	GBP	450,021	564,964	06/21/17	2,846
	USD	833,000	JPY	92,411,354	832,784	06/21/17	216
Westpac Banking Corp.	AUD	1,086,000	NZD	1,180,422	828,446	06/21/17	2,709
	EUR	777,000	USD	830,807	832,182	06/21/17	1,375
	NZD	4,196,947	USD	2,899,828	2,935,877	06/21/17	36,049
	USD	4,915,782	AUD	6,418,043	4,895,950	06/21/17	19,831
	USD	2,116,047	EUR	1,942,177	2,080,109	06/21/17	35,938
	USD	831,511	NZD	1,187,000	830,338	06/21/17	1,172
	USD	671,663	SEK	5,885,988	658,282	05/15/17	13,381
TOTAL							$1,203,705

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Australia & New Zealand Banking Group	AUD	1,091,064	USD	837,434	$832,309	06/21/17	$(5,125)
Bank of America Securities LLC	AUD	1,082,000	USD	829,217	825,395	06/21/17	(3,822)
	EUR	394,661	CHF	421,643	422,689	06/21/17	(359)
	EUR	2,278,549	USD	2,458,997	2,440,369	06/21/17	(18,627)
	JPY	92,049,490	USD	830,000	829,523	06/21/17	(477)
	NOK	3,707,088	USD	432,376	432,121	06/21/17	(256)
	SEK	101,273,125	EUR	10,620,397	11,347,669	06/21/17	(26,981)
	USD	7,184,729	EUR	6,739,731	7,203,575	05/11/17	(18,846)

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Bank of America Securities LLC (continued)	USD	1,028,506	EUR	960,375	$1,028,580	06/21/17	$(74)
	USD	4,451,182	GBP	3,653,136	4,586,203	06/21/17	(135,021)
	USD	2,501,375	NZD	3,621,000	2,532,986	06/21/17	(31,612)
Barclays Bank PLC	NZD	1,173,000	USD	826,889	820,545	06/21/17	(6,344)
	USD	9,402,980	AUD	12,423,505	9,477,167	06/21/17	(74,187)
	USD	11,513,638	JPY	1,313,729,124	11,838,937	06/21/17	(325,299)
	USD	823,833	NZD	1,192,000	833,836	06/21/17	(10,003)
BNP Paribas SA	EUR	3,110,000	CHF	3,332,484	3,330,870	06/21/17	(12,717)
	EUR	1,549,000	GBP	1,335,785	1,659,009	06/21/17	(17,957)
	EUR	775,000	NOK	7,122,560	830,040	06/21/17	(209)
	EUR	1,668,578	USD	1,797,940	1,787,079	06/21/17	(10,861)
	NOK	46,160,192	EUR	5,107,469	5,380,713	06/21/17	(89,483)
	SEK	72,532,315	EUR	7,622,160	8,127,256	06/21/17	(36,223)
	USD	844,544	AUD	1,116,000	851,331	06/21/17	(6,787)
	USD	399,000	CAD	531,296	399,974	06/21/17	(974)
	USD	1,657,000	JPY	187,015,835	1,685,331	06/21/17	(28,331)
	USD	842,737	NZD	1,217,000	851,324	06/21/17	(8,588)
Citibank NA	EUR	747,690	JPY	89,834,250	800,791	06/21/17	(8,768)
	EUR	4,632,000	USD	4,983,708	4,960,961	06/21/17	(22,747)
	NOK	78,107,666	EUR	8,699,411	9,104,704	06/21/17	(212,533)
	NOK	3,966,004	USD	467,524	462,302	06/21/17	(5,222)
	USD	844,809	AUD	1,112,000	848,280	06/21/17	(3,471)
	USD	691,282	CAD	929,000	699,034	05/17/17	(7,752)
	USD	6,259,871	CAD	8,341,354	6,279,598	06/21/17	(19,727)
	USD	1,675,459	GBP	1,364,000	1,712,386	06/21/17	(36,927)
	USD	2,479,000	JPY	281,128,590	2,533,447	06/21/17	(54,447)
HSBC Bank PLC	EUR	775,000	CAD	1,110,676	830,040	06/21/17	(6,108)
	EUR	773,000	GBP	665,607	827,898	06/21/17	(7,715)
	EUR	856,796	USD	929,878	917,645	06/21/17	(12,233)
	NOK	14,553,185	EUR	1,588,000	1,696,408	06/21/17	(4,371)
	NOK	4,383,108	USD	513,431	510,922	06/21/17	(2,509)
	SEK	12,043,878	EUR	1,261,231	1,349,518	06/21/17	(1,285)
	USD	1,650,377	AUD	2,187,000	1,668,335	06/21/17	(17,958)
	USD	1,676,000	CAD	2,245,730	1,690,647	06/21/17	(14,647)
	USD	835,410	GBP	669,000	839,873	06/21/17	(4,462)
	USD	473,572	SEK	4,249,166	476,120	06/21/17	(2,549)
JPMorgan Chase Bank (London)	USD	3,859,834	GBP	3,145,300	3,943,330	04/28/17	(83,496)
Merrill Lynch & Co., Inc.	EUR	1,544,000	USD	1,665,914	1,653,654	06/21/17	(12,261)
	NOK	7,050,470	EUR	768,000	821,846	06/21/17	(697)
	USD	838,648	AUD	1,109,000	845,991	06/21/17	(7,343)
	USD	815,808	JPY	93,109,390	839,074	06/21/17	(23,266)
Morgan Stanley & Co. International PLC	USD	1,685,262	JPY	191,123,908	1,717,489	04/12/17	(32,227)
Royal Bank of Canada	EUR	670,600	USD	722,799	716,753	05/11/17	(6,047)
Standard Chartered Bank	AUD	1,082,000	USD	828,276	825,395	06/21/17	(2,882)
	EUR	775,000	CAD	1,117,778	830,040	06/21/17	(11,454)
	EUR	2,318,000	GBP	2,006,561	2,482,623	06/21/17	(36,445)
	EUR	2,371,000	USD	2,541,268	2,539,386	06/21/17	(1,881)
	NOK	21,668,259	EUR	2,363,000	2,525,784	06/21/17	(5,034)
	SEK	22,024,449	EUR	2,314,000	2,467,843	06/21/17	(10,497)

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Standard Chartered Bank (continued)	USD	7,523,061	AUD	9,958,000	$7,596,378	06/21/17	$(73,315)
	USD	2,498,000	CAD	3,324,365	2,502,672	06/21/17	(4,672)
	USD	1,658,368	GBP	1,340,000	1,682,256	06/21/17	(23,888)
	USD	840,000	JPY	95,972,100	864,872	06/21/17	(24,872)
State Street Bank (London)	AUD	5,370,000	USD	4,130,497	4,096,460	06/21/17	(34,037)
	CAD	532,566	GBP	321,084	400,930	06/21/17	(2,164)
	EUR	413,775	CHF	442,466	443,161	06/21/17	(780)
	EUR	768,000	GBP	668,306	822,543	06/21/17	(16,458)
	EUR	3,154,000	JPY	386,030,983	3,377,995	06/21/17	(100,801)
	EUR	769,000	USD	833,561	823,614	06/21/17	(9,948)
	JPY	91,950,720	USD	830,000	828,633	06/21/17	(1,367)
	NOK	17,750,477	EUR	1,947,914	2,069,104	06/21/17	(17,148)
	SEK	35,537,451	EUR	3,747,727	3,981,977	06/21/17	(31,911)
	USD	845,000	CAD	1,134,235	853,883	06/21/17	(8,883)
	USD	6,135,594	GBP	4,992,287	6,267,394	06/21/17	(131,798)
	USD	5,408,000	JPY	620,031,425	5,587,539	06/21/17	(179,539)
Westpac Banking Corp.	AUD	2,166,000	USD	1,657,706	1,652,315	06/21/17	(5,392)
	EUR	1,733,401	GBP	1,518,520	1,856,506	06/21/17	(49,868)
	EUR	3,309,765	JPY	400,542,550	3,544,822	06/21/17	(64,748)
	EUR	770,000	USD	830,160	824,685	06/21/17	(5,475)
	NZD	3,536,000	USD	2,475,432	2,473,526	06/21/17	(1,905)
	USD	1,083,233	AUD	1,418,871	1,083,512	04/26/17	(279)
	USD	369,656	NZD	536,947	375,609	06/21/17	(5,953)
TOTAL							$(2,343,325)

FORWARD SALES CONTRACTS — At March 31, 2017, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FHLMC	3.500%	TBA-30yr	04/12/17	$(4,000,000)	$(4,091,250)
FNMA	3.000	TBA-30yr	04/12/17	(5,000,000)	(4,957,812)
FNMA	3.000	TBA-30yr	05/11/17	(3,000,000)	(2,969,297)
FNMA	4.500	TBA-30yr	04/12/17	(1,000,000)	(1,072,422)
TOTAL (Proceeds Receivable: $(13,040,000))					$(13,090,781)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Australian 3 Year Government Bonds	442	June 2017	$37,735,246	$210,892
Ultra Long U.S. Treasury Bonds	(14)	June 2017	(2,248,750)	(58,172)
Ultra 10 Year U.S. Treasury Notes	(8)	June 2017	(1,071,125)	(4,692)
90 Day Sterling	21	December 2017	3,273,406	1,284
90 Day Sterling	21	September 2017	3,275,050	1,613
90 Day Sterling	21	June 2017	3,276,859	2,435
2 Year U.S. Treasury Notes	478	June 2017	103,464,594	25,840
5 Year U.S. Treasury Notes	(80)	June 2017	(9,418,125)	(21,579)
10 Year U.S. Treasury Notes	(112)	June 2017	(13,951,000)	8
20 Year U.S. Treasury Bonds	174	June 2017	26,246,813	(95,665)
TOTAL				$61,964

SWAP CONTRACTS — At March 31, 2017, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
SEK	77,980		06/15/18	0.050%	3 month STIBOR	$46,274	$7,152
	77,980		06/15/18	0.050	3 month STIBOR	—	1,911
	104,320	(b)	09/15/18	0.330	3 month STIBOR	549	1,000
EUR	77,490	(b)	03/14/19	0.010	6 month EURO	(4,635)	68,203
	104,660	(b)	03/14/19	0.030	6 month EURO	23,583	84,729
	30,930	(b)	03/14/19	0.184	6 month EURO	(2,343)	21,564
CAD	43,370		03/15/19	1.000	6 month CDOR	(118,219)	45,095
EUR	5,100		03/15/19	1.125	6 month EURO	17,701	(1,943)
	86,910	(b)	03/28/19	0.162	6 month EURO	8,972	60,626
CHF	19,550	(b)	03/29/19	0.554	6 month CHFOR	1,918	5,228
NOK	40,670	(b)	06/21/19	1.250	3 month NIBOR	(8,564)	12,771
	$19,030	(b)	12/19/19	2.250	3 month LIBOR	160	25,761
	101,200	(b)	12/20/19	2.250	3 month LIBOR	80,009	57,046
EUR	41,930	(b)	02/11/21	0.250	6 month EURO	9,432	1,371
	$26,990	(b)	02/11/21	3 month LIBOR	2.250%	49,304	(45,215)
GBP	17,160	(b)	03/11/21	6 month GBP	1.000	(3,718)	(25,319)
NZD	5,900		03/15/22	3.000	3 month NZDOR	22,742	(4,070)
EUR	4,950		03/15/22	6 month EURO	1.205	(19,936)	(7,071)
	23,270	(b)	06/21/22	0.000	6 month EURO	(417,334)	133,541
CAD	760	(b)	06/21/22	1.000	6 month CDOR	(15,558)	919
AUD	12,860	(b)	06/21/22	2.750	6 month AUDOR	51,597	30,724
	$40,830	(b)	06/21/22	3 month LIBOR	1.250	1,857,747	(165,282)
SEK	30,240	(b)	06/21/22	3 month STIBOR	0.500	(3,076)	(12,503)
	$4,330	(b)	12/19/23	3 month LIBOR	2.600	1,078	(33,572)
EUR	12,070	(b)	03/23/24	6 month EURO	0.910	(2,597)	(70,602)
	23,070	(b)	02/15/26	0.700	6 month EURO	(61,981)	138,438
CAD	990	(b)	12/15/26	2.500	6 month CDOR	(3,234)	8,155
NZD	5,050	(b)	12/15/26	2.750	3 month NZDOR	(148,049)	(32,571)
AUD	8,950	(b)	12/15/26	3.500	6 month AUDOR	18,085	3,554

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
GBP	11,630	(b)	12/15/26	6 month GBP	2.250%	$(442,322)	$(60,566)
EUR	17,040	(b)	01/12/27	1.330%	6 month EURO	(126,800)	134,107
GBP	430		01/15/27	3.630	6 month GBP	13,148	(3,199)
	2,180		01/15/27	6 month GBP	3.630	13,324	(58,886)
	12,800	(b)	03/16/27	1.600	6 month GBP	(33,916)	72,496
EUR	4,450	(b)	06/15/27	1.750	6 month EURO	43,553	34,369
	6,630	(b)	06/21/27	0.500	6 month EURO	(251,047)	34,239
CAD	2,850	(b)	06/21/27	1.250	6 month CDOR	(164,107)	20,560
	$11,130	(b)	06/21/27	1.500	3 month LIBOR	(1,016,466)	80,736
SEK	19,290	(b)	06/21/27	3 month STIBOR	1.250	9,461	(26,700)
GBP	12,560	(b)	06/21/27	6 month GBP	0.750	727,801	(7,540)
	$14,320	(b)	12/20/28	3 month LIBOR	2.790	(117,275)	(73,223)
GBP	910		09/15/31	3.230	6 month GBP	(9,263)	(58,655)
	480		12/21/31	6 month GBP	1.500	(57,107)	45,691
	13,560	(b)	01/11/32	6 month GBP	1.940	123,235	(218,647)
	2,000		01/15/32	3.723	6 month GBP	(14,660)	105,033
	390		01/15/32	6 month GBP	3.723	(23,091)	5,428
	520	(b)	02/01/32	6 month GBP	2.080	14	(7,667)
	5,360	(b)	06/21/32	6 month GBP	1.000	425,511	(43,366)
	9,080	(b)	03/17/37	6 month GBP	1.750	66,975	(85,089)
	780	(b)	06/16/37	6 month GBP	2.000	(24,256)	1,691
JPY	386,800	(b)	06/21/37	6 month JYOR	0.750	(15,442)	(13,010)
	54,870	(b)	06/17/47	1.500	6 month JYOR	5,967	6,562
GBP	480	(b)	06/17/47	6 month GBP	1.500	(6,759)	2
	$2,620	(b)	06/21/47	1.750	3 month LIBOR	(551,677)	28,736
GBP	2,770	(b)	06/21/47	6 month GBP	1.000	415,457	(43,477)
	TOTAL					$370,165	$179,265

(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2017.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2017(c)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
CDX North America Investment Grade Index 27	$7,470	1.000%	12/20/21	0.586%	$120,972	$19,930

(c)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments

March 31, 2017

Principal Amount		Interest Rate		Maturity Date	Value
Foreign Sovereign Debt Obligations – 47.7%
British Pound – 3.2%
	United Kingdom Treasury
GBP	3,080,000	1.000%		09/07/17	$3,874,963
	3,400,000	1.750		07/22/19	4,420,970
	5,670,000	0.500		07/22/22	7,086,967
	2,000,000	4.500		09/07/34	3,614,493
	90,000	4.250		03/07/36	160,523
	3,970,000	3.500		01/22/45	6,868,816
	1,270,000	3.500		07/22/68	2,674,286

					28,701,018

Canadian Dollar – 1.5%
	British Columbia Province of Canada
CAD	800,000	3.250		12/18/21	646,888
	2,600,000	2.850		06/18/25	2,054,251
	2,000,000	4.950		06/18/40	1,951,032
	Government of Canada
	2,550,000	2.750		12/01/48	2,102,549
	Ontario Province of Canada
	1,800,000	4.400		06/02/19	1,449,055
	1,700,000	2.600		06/02/25	1,310,388
	2,300,000	4.650		06/02/41	2,146,177
	Quebec Province of Canada
	1,800,000	4.250		12/01/21	1,512,536

					13,172,876

Czech Koruna – 0.1%
	Czech Republic Government Bond
CZK	11,190,000	1.500		10/29/19	460,134

Danish Krone – 0.1%
	Kingdom of Denmark
DKK	3,000,000	4.500		11/15/39	725,526

Euro – 18.3%
	Federal Republic of Germany
EUR	1,500,000	2.500		08/15/46	2,156,637
	France Government Bond OAT
	38,810,000	4.000		04/25/18	43,375,744
	11,160,000	0.000	(b)	05/25/22	11,834,648
	1,700,000	3.500		04/25/26	2,233,526
	7,130,000	4.750		04/25/35	11,440,229
	French Treasury Note BTAN
	5,480,000	1.000		07/25/17	5,874,124
	Government of France
	1,330,000	4.500		04/25/41	2,159,650
	Italy Buoni Poliennali Del Tesoro
	8,150,000	0.750		01/15/18	8,759,018
	2,830,000	3.750		05/01/21	3,394,039
	7,850,000	5.000		03/01/22	9,950,437
	7,470,000	3.750		09/01/24	9,041,143
	2,040,000	3.500	(a)	03/01/30	2,410,591
	190,000	5.000		08/01/34	262,263
	Kingdom of Belgium(a)
	910,000	2.150		06/22/66	964,885
	Republic of Indonesia(a)
	650,000	2.625		06/14/23	725,491
	420,000	3.750		06/14/28	479,420

Foreign Sovereign Debt Obligations – (continued)
Euro – (continued)
	Republic of Ireland
EUR	860,000	4.500		04/18/20	1,049,753
	510,000	3.400		03/18/24	651,848
	Republic of Italy
	7,122,827	2.150		11/12/17	7,734,775
	1,310,000	5.000		08/01/39	1,818,800
	Spain Government Bond
	5,010,000	5.500	(a)	07/30/17	5,445,232
	10,660,000	0.500		10/31/17	11,426,899
	2,200,000	4.800	(a)	01/31/24	2,940,717
	2,230,000	3.800	(a)	04/30/24	2,826,280
	1,250,000	2.750	(a)	10/31/24	1,484,892
	8,295,000	5.900	(a)	07/30/26	12,211,941

					162,652,982

Japanese Yen – 22.6%
	Government of Japan
JPY	2,402,800,000	0.300		03/20/18	21,701,389
	667,500,000	0.200		09/20/18	6,034,361
	4,239,500,000	1.300		06/20/20	39,879,784
	50,000	0.400		06/20/25	464
	436,000,000	2.200		03/20/31	4,943,840
	225,000,000	1.700		09/20/32	2,423,242
	214,000,000	1.400		09/20/34	2,212,756
	2,138,200,000	2.500		09/20/34	25,642,075
	487,000,000	2.200		09/20/39	5,736,303
	454,000,000	1.400		09/20/45	4,696,104
	233,600,000	2.000		03/20/52	2,780,329
	312,700,000	1.400		03/20/55	3,221,627
	Japan Government Five Year Bond
	419,000,000	0.100		09/20/21	3,803,818
	Japan Government Ten Year Bond
	1,124,050,000	0.100		06/20/26	10,155,221
	529,250,000	0.100		09/20/26	4,777,749
	Japan Government Two Year Bond
	2,939,450,000	0.100		12/15/18	26,555,117
	Japan Treasury Discount Bill(b)
	990,000,000	0.000		05/08/17	8,894,367
	Japanese Government CPI Linked Bond
	23,382,500	0.100		09/10/24	220,320
	1,565,190,300	0.100		03/10/25	14,783,056
	1,315,186,600	0.100		03/10/26	12,457,238

					200,919,160

Mexican Peso – 0.1%
	United Mexican States
MXN	2,098,900	7.750		11/23/34	116,070
	13,763,300	10.000		11/20/36	928,172
	2,436,600	8.500		11/18/38	144,844
	94,300	8.000		11/07/47	5,344

					1,194,430

Polish Zloty – 0.1%
	Poland Government Bond
PLN	640,000	2.000		04/25/21	157,327
	290,000	4.000		10/25/23	77,142

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value
Foreign Sovereign Debt Obligations – (continued)
Polish Zloty – (continued)
PLN	4,800,000	2.500%		07/25/27	$1,108,175

					1,342,644

Russian Ruble – 0.0%
	Russian Federation Bond
RUB	26,160,000	7.050		01/19/28	436,717

South African Rand – 0.6%
	Republic of South Africa
ZAR	47,650,000	7.750		02/28/23	3,452,946
	6,569,608	10.500		12/21/26	540,022
	9,630,000	8.500		01/31/37	642,378
	13,680,000	8.750		01/31/44	921,598

					5,556,944

South Korean Won – 0.4%
	Republic of Korea
KRW	3,819,000,000	5.000		06/10/20	3,759,725

Swedish Krona – 0.3%
	Sweden Government Bond
SEK	21,290,000	3.500		06/01/22	2,811,882

United States Dollar – 0.4%
	Republic of Indonesia
	$970,000	5.875		01/15/24	1,100,950
	200,000	4.125	(a)	01/15/25	205,000
	1,110,000	4.125		01/15/25	1,137,750
	Republic of Korea
	660,000	7.125		04/16/19	726,530

					3,170,230

	TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
	(Cost $427,965,705)				$424,904,268

Corporate Obligations – 14.2%
Banks – 5.2%
	ABN AMRO Bank NV(a)
	$800,000	4.750%		07/28/25	$822,483
	Bank of America Corp.
EUR	300,000	4.625		08/07/17	325,247
	$1,550,000	5.750		12/01/17	1,590,878
	1,000,000	5.650		05/01/18	1,040,418
	1,400,000	2.600		01/15/19	1,414,577
	600,000	2.650		04/01/19	607,697
	1,450,000	4.125		01/22/24	1,514,579
	150,000	3.875		08/01/25	152,659
	3,500,000	3.248	(c)	10/21/27	3,331,433
	650,000	4.183	(c)	11/25/27	652,362
	2,100,000	3.824	(c)(d)	01/20/28	2,103,522
	100,000	6.110		01/29/37	116,827
	Barclays Bank PLC
	850,000	10.179		06/12/21	1,065,934
	Barclays PLC(c)
	1,850,000	3.684		01/10/23	1,858,767
	1,500,000	4.337		01/10/28	1,497,040

Corporate Obligations – (continued)
Banks – (continued)
	Citigroup, Inc.(c)
	1,300,000	3.200		10/21/26	1,243,532
	Credit Agricole SA(a)
	1,500,000	2.125		04/17/18	1,504,380
	Credit Suisse AG
	750,000	6.500		08/08/23	823,419
	Deutsche Bank AG
EUR	100,000	5.125		08/31/17	108,898
	$150,000	2.850		05/10/19	151,021
	100,000	3.125		01/13/21	100,209
	200,000	4.250	(a)	10/14/21	204,975
	HSBC Holdings PLC
	200,000	4.250		08/18/25	201,387
	450,000	6.800		06/01/38	576,467
	Intesa Sanpaolo SpA
	1,700,000	3.875		01/16/18	1,722,931
	900,000	3.875		01/15/19	921,348
	JPMorgan Chase & Co.(c)
	5,500,000	3.300		04/01/26	5,381,552
	Mitsubishi UFJ Financial Group, Inc.
	1,150,000	2.950		03/01/21	1,160,364
	Morgan Stanley, Inc.
	500,000	5.625		09/23/19	539,896
EUR	900,000	2.375		03/31/21	1,032,570
	$50,000	3.875		04/29/24	51,457
	1,700,000	3.700		10/23/24	1,724,432
	300,000	4.000		07/23/25	309,345
	2,200,000	3.625		01/20/27	2,183,931
	1,000,000	3.950		04/23/27	990,389
	350,000	4.300		01/27/45	346,192
	Santander UK PLC(a)
	600,000	5.000		11/07/23	625,176
	Synchrony Financial(c)
	100,000	1.875		08/15/17	100,037
	250,000	3.000		08/15/19	253,900
	The Bank of Tokyo-Mitsubishi UFJ Ltd.(a)
	1,050,000	1.700		03/05/18	1,050,031
	UBS Group Funding Jersey Ltd.(a)
	2,400,000	3.000		04/15/21	2,404,162
	1,750,000	4.125		09/24/25	1,779,608
	UniCredit SpA
EUR	600,000	2.125		10/24/26	638,928

					46,224,960

Chemicals(c) – 0.0%
	LyondellBasell Industries NV
	$252,000	5.000		04/15/19	265,411

Communications – 1.2%
	America Movil SAB de CV
MXN	5,260,000	6.000		06/09/19	270,317
	American Tower Corp.(c)
	$450,000	3.300		02/15/21	456,317
	AT&T, Inc.(c)
	1,750,000	3.400		05/15/25	1,690,370
	150,000	4.750		05/15/46	139,963
	250,000	4.500		03/09/48	222,310

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Communications – (continued)
	British Telecommunications PLC
GBP	244,000	6.625%		06/23/17	$309,606
	Charter Communications Operating LLC/Charter Communications Operating Capital(c)
	$150,000	3.579		07/23/20	154,296
	1,150,000	4.908		07/23/25	1,215,168
	Time Warner Cable LLC
	300,000	6.750		07/01/18	317,229
	450,000	5.000		02/01/20	478,607
	100,000	4.125	(c)	02/15/21	104,033
	28,000	7.300		07/01/38	34,697
	100,000	5.500	(c)	09/01/41	102,555
	Verizon Communications, Inc.
	350,000	4.500		09/15/20	372,534
	2,299,000	2.946	(a)	03/15/22	2,289,848
	2,600,000	2.625		08/15/26	2,374,172
	505,000	4.522		09/15/48	457,514

					10,989,536

Consumer Cyclical Services(c) – 0.3%
	Marriott International, Inc.
	1,200,000	2.300		01/15/22	1,172,993
	The Priceline Group, Inc.
	1,250,000	3.650		03/15/25	1,257,806
	500,000	3.600		06/01/26	496,729

					2,927,528

Electric – 0.6%
	EDP Finance BV
EUR	200,000	4.875		09/14/20	243,811
	350,000	4.125		01/20/21	418,809
	500,000	2.625		01/18/22	570,594
	450,000	2.000		04/22/25	478,893
	Electricite de France SA(c)(d)
	1,800,000	4.125		01/22/49	1,937,042
	Enel Finance International NV
GBP	150,000	5.625		08/14/24	229,085
	Exelon Corp.(c)
	$1,100,000	3.497		06/01/22	1,110,155
	Ruwais Power Co. PJSC(a)
	520,000	6.000		08/31/36	592,800

					5,581,189

Energy – 2.1%
	Anadarko Petroleum Corp.
	50,000	3.450	(c)	07/15/24	48,752
	1,050,000	6.450		09/15/36	1,239,305
	BP Capital Markets PLC
	250,000	3.814		02/10/24	259,172
EUR	950,000	0.830	(c)	09/19/24	1,001,825
	$650,000	3.017	(c)	01/16/27	623,884
	Buckeye Partners LP(c)
	550,000	4.150		07/01/23	562,048
	Columbia Pipeline Group, Inc.
	100,000	2.450		06/01/18	100,477
	150,000	3.300	(c)	06/01/20	152,858

Corporate Obligations – (continued)
Energy – (continued)
	Devon Energy Corp.(c)
	500,000	3.250		05/15/22	495,317
	200,000	5.600		07/15/41	211,509
	650,000	4.750		05/15/42	626,064
	450,000	5.000		06/15/45	451,500
	Dolphin Energy Ltd.
	171,832	5.888		06/15/19	179,779
	255,920	5.888	(a)	06/15/19	267,756
	Enterprise Products Operating LLC(c)
	700,000	2.850		04/15/21	703,037
	500,000	3.750		02/15/25	502,852
	Kinder Morgan Energy Partners LP(c)
	470,000	3.950		09/01/22	480,169
	Kinder Morgan, Inc.(c)
	350,000	3.050		12/01/19	355,893
	3,000,000	5.000	(a)	02/15/21	3,203,931
	300,000	4.300		06/01/25	306,482
	Petroleos Mexicanos
	32,000	6.375		02/04/21	34,720
EUR	920,000	5.125		03/15/23	1,083,773
	$23,000	5.500		06/27/44	20,241
	30,000	6.375		01/23/45	29,176
	Plains All American Pipeline LP/PAA Finance Corp.(c)
	1,800,000	4.500		12/15/26	1,835,552
	700,000	4.700		06/15/44	633,501
	Sabine Pass Liquefaction LLC(c)
	2,000,000	5.625		03/01/25	2,167,500
	Williams Partners LP(c)
	550,000	3.600		03/15/22	557,908
	450,000	3.900		01/15/25	449,400

					18,584,381

Financial Companies – 0.3%
	GE Capital European Funding Unlimited Co.
EUR	1,200,000	2.875		06/18/19	1,361,552
	GE Capital International Funding Co.
	$1,500,000	3.373		11/15/25	1,539,386

					2,900,938

Food & Beverage(c) – 0.8%
	Anheuser-Busch InBev Finance, Inc.
	2,050,000	2.650		02/01/21	2,065,416
	1,100,000	4.900		02/01/46	1,188,796
	CVS Health Corp.
	550,000	2.800		07/20/20	559,217
	300,000	3.500		07/20/22	308,765
	222,000	3.875		07/20/25	228,737
	Kraft Heinz Foods Co.
	600,000	2.800		07/02/20	608,171
	350,000	3.950		07/15/25	355,314
	150,000	5.000		07/15/35	155,787
	Walgreens Boots Alliance, Inc.
	750,000	2.600		06/01/21	750,905
	850,000	3.450		06/01/26	831,095

					7,052,203

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Health Care – Services – 0.1%
	Humana, Inc.(c)
	$150,000	3.850%		10/01/24	$153,578
	UnitedHealth Group, Inc.
	700,000	2.875		12/15/21	713,551

					867,129

Insurance – 0.3%
	Allianz Finance II BV(c)(d)
EUR	100,000	5.750		07/08/41	125,138
	American International Group, Inc.(c)
	$350,000	3.875		01/15/35	319,815
	500,000	4.800		07/10/45	498,714
	Aviva PLC(c)(d)
GBP	50,000	6.125		11/14/36	70,359
	MetLife, Inc.
	$500,000	4.368		09/15/23	538,314
	110,000	3.600		04/10/24	113,722
	QBE Insurance Group Ltd.(a)
	400,000	2.400		05/01/18	400,758
	Standard Life PLC(c)(d)
	GBP 50,000	6.546		01/06/49	67,581

					2,134,401

Metals & Mining – 0.3%
	Glencore Funding LLC(a)
	$2,100,000	4.125		05/30/23	2,140,509
	Rio Tinto Finance USA Ltd.
	298,000	9.000		05/01/19	339,963

					2,480,472

Noncaptive – Financial – 1.0%
	AerCap Ireland Capital DAC/AerCap Global Aviation Trust
	2,550,000	3.750		05/15/19	2,618,348
	2,300,000	3.500	(c)	05/26/22	2,317,535
	2,149,000	4.625		07/01/22	2,266,866
	Capital One Financial Corp.(c)
	1,000,000	4.200		10/29/25	1,003,988
	General Electric Co.
MXN	2,000,000	8.500		04/06/18	108,001
	$350,000	5.550		05/04/20	386,809
	150,000	4.650		10/17/21	164,650

					8,866,197

Pharmaceuticals – 1.1%
	Actavis Funding SCS
	50,000	2.450		06/15/19	50,291
	250,000	3.000	(c)	03/12/20	254,267
	EMD Finance LLC(a)(c)
	2,050,000	3.250		03/19/25	2,025,829
	Forest Laboratories LLC(a)(c)
	300,000	4.375		02/01/19	310,610
	4,100,000	5.000		12/15/21	4,442,887
	Mylan NV(c)
	2,300,000	3.950		06/15/26	2,251,295

					9,335,179

Corporate Obligations – (continued)
Real Estate Investment Trusts(c) – 0.4%
	HCP, Inc.
	100,000	2.625		02/01/20	100,608
	1,750,000	5.375		02/01/21	1,906,135
	200,000	4.250		11/15/23	206,677
	Ventas Realty LP/Ventas Capital Corp.
	200,000	3.250		08/15/22	201,245
	WEA Finance LLC/Westfield UK & Europe Finance PLC(a)
	350,000	2.700		09/17/19	353,246
	400,000	3.750		09/17/24	404,613

					3,172,524

Restaurants(c) – 0.0%
	McDonald’s Corp.
	100,000	2.750		12/09/20	101,344

Technology(a)(c) – 0.2%
	Broadcom Corp./Broadcom Cayman Finance Ltd.
	600,000	3.000		01/15/22	599,236
	750,000	3.625		01/15/24	755,527
	750,000	3.875		01/15/27	753,954

					2,108,717

Tobacco – 0.3%
	BAT International Finance PLC(a)
	800,000	2.750		06/15/20	806,890
	200,000	3.500		06/15/22	204,003
	Reynolds American, Inc.
	108,000	3.250		06/12/20	110,815
	150,000	4.000		06/12/22	157,435
	250,000	5.700	(c)	08/15/35	285,824
	1,100,000	5.850	(c)	08/15/45	1,291,846

					2,856,813

	TOTAL CORPORATE OBLIGATIONS
	(Cost $127,076,770)				$126,448,922

Foreign Debt Obligations(e) – 0.5%
Supranational – 0.5%
	European Financial Stability Facility
EUR	2,700,000	0.400%		05/31/26	$2,804,923
	1,100,000	2.350		07/29/44	1,306,083

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $4,101,478)				$4,111,006

Asset-Backed Securities – 16.0%
Collateralized Loan Obligations(a)(d) – 7.2%
	B&M CLO Ltd. Series 2014-1A, Class A1
	$1,750,000	2.280%		04/16/26	$1,749,528
	Callidus Debt Partners CLO Fund VI Ltd. Series 2006-A, Class A1T
	799,193	1.142		10/23/21	798,984

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Collateralized Loan Obligations(a)(d) – (continued)
GoldentTree Loan Management US CLO 1 Ltd. Series 2017-1A, Class A
$4,650,000	2.330%	04/20/29	$4,650,000
Greywolf CLO V Ltd. Series 2015-1A, Class A1
1,800,000	2.482	04/25/27	1,800,227
Halcyon Loan Advisors Funding Ltd. Series 2013-1A, Class A1
2,450,000	2.030	04/15/25	2,445,761
Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1
5,650,000	2.412	04/18/26	5,650,175
Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A1B
3,250,000	2.310	04/28/25	3,253,169
Madison Park Funding XII Ltd. Series 2014-12A, Class AR
3,900,000	2.275	07/20/26	3,899,980
Oak Hill Credit Partners X Ltd. Series 2014-10A, Class AR
4,650,000	2.077	07/20/26	4,650,000
OCP CLO Ltd. Series 2016-12A, Class A1
4,650,000	2.594	10/18/28	4,680,946
OFSI Fund VII Ltd. Series 2014-7A, Class A
2,285,359	2.222	10/18/26	2,286,675
OFSI Fund VII Ltd. Series 2014-7A, Class B
564,641	3.012	10/18/26	564,663
OHA Credit Partners VIII Ltd. Series 2013-8A, Class A
6,100,000	2.001	04/20/25	6,101,013
Shackleton CLO Ltd. Series 2014-5A, Class A
3,650,000	2.381	05/07/26	3,665,903
Shackleton CLO Ltd. Series 2014-5A, Class B1
550,000	2.881	05/07/26	550,094
Sound Point CLO Vlll Ltd. Series 2015-1A, Class A
900,000	2.410	04/15/27	905,297
Sound Point CLO XI Ltd. Series 2016-1A, Class A
8,350,000	2.531	07/20/28	8,428,523
Sound Point CLO XI Ltd. Series 2016-1A, Class B1
1,700,000	3.281	07/20/28	1,716,840
Trinitas CLO II Ltd. Series 2014-2A, Class A1
995,000	2.150	07/15/26	990,269
Trinitas CLO Ltd. Series 2014-1A, Class A1
1,550,000	2.410	04/15/26	1,550,566
Whitehorse VIII Ltd. Series 2014-1A, Class A
3,500,000	2.386	05/01/26	3,505,127

			63,843,740

Credit Card(a) – 0.8%
Golden Credit Card Trust Series 2016-5A, Class A
2,600,000	1.600	09/15/21	2,580,553
Master Credit Card Trust II Series 2017-1A, Class A
4,500,000	2.260	07/21/21	4,523,986

			7,104,539

Home Equity(d) – 0.2%
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)
1,888,983	2.432	10/25/37	1,893,344
GMAC Mortgage Home Equity Loan Trust Series 2007-HE3, Class 1A1
30,202	7.000	09/25/37	30,004

Asset-Backed Securities – (continued)
Home Equity(d) – (continued)
GMAC Mortgage Home Equity Loan Trust Series 2007-HE3, Class 2A1
74,945	7.000	09/25/37	74,965

			1,998,313

Other(a)(d) – 0.9%
Mortgage Repurchase Agreement Financing Trust Series 2016-1, Class A
1,450,000	1.672	09/10/18	1,450,000
Mortgage Repurchase Agreement Financing Trust Series 2016-1, Class A2
850,000	1.722	04/10/19	850,000
Mortgage Repurchase Agreement Financing Trust Series 2016-2, Class A
2,275,000	2.072	03/10/19	2,275,533
Mortgage Repurchase Agreement Financing Trust Series 2016-3, Class A1
1,200,000	1.772	11/10/18	1,200,151
Station Place Securitization Trust Series 2015-2, Class A
2,050,000	1.821	05/15/18	2,050,000

			7,825,684

Student Loans(d) – 6.9%
Access Group, Inc. Series 2015-1, Class A(a)
1,429,958	1.478	07/25/56	1,420,318
Chase Education Loan Trust Series 2007-A, Class A3
311,120	1.067	12/28/23	310,168
ECMC Group Student Loan Trust Series 2017-1A, Class A(a)
7,950,000	2.093	12/27/66	7,949,052
Education Loan Asset-Backed Trust I Series 2013-1, Class A2(a)
6,750,000	1.578	04/26/32	6,569,320
Educational Services of America, Inc. Series 2010-1, Class A1(a)
561,966	1.732	07/25/23	562,388
Educational Services of America, Inc. Series 2015-2, Class A(a)
2,333,722	1.778	12/25/56	2,333,721
Higher Education Funding I Series 2014-1, Class A(a)
3,363,757	1.980	05/25/34	3,355,282
Knowledgeworks Foundation Student Loan Series 2010-1, Class A
568,714	1.880	02/25/42	569,481
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A3
2,450,000	1.831	07/20/43	2,370,392
Navient Student Loan Trust Series 2017-2A, Class A(a)
7,900,000	2.079	12/27/66	7,900,000
Nelnet Student Loan Trust Series 2006-1, Class A6(a)
4,300,000	1.370	08/23/36	4,046,734
Nelnet Student Loan Trust Series 2006-2, Class A5
1,634,179	0.982	01/25/30	1,629,859
Nelnet Student Loan Trust Series 2010-3A, Class A(a)
558,857	1.662	07/27/48	564,611
Nelnet Student Loan Trust Series 2011-1A, Class A(a)
306,594	1.628	02/25/43	308,139
New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3(c)
2,900,000	1.730	10/25/37	2,831,020

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Student Loans(d) – (continued)
North Carolina State Education Assistance Authority Series 2010-1, Class A1
$1,837,676	1.782%	07/25/41	$1,831,041
Northstar Education Finance, Inc. Series 2004-2, Class A3
80,518	1.209	07/30/18	80,459
PHEAA Student Loan Trust Series 2016-1A, Class A(a)
4,026,065	1.928	09/25/65	4,054,668
Scholar Funding Trust Series 2010-A, Class A(a)
966,311	1.640	10/28/41	952,101
SLC Student Loan Center Series 2011-1, Class A(a)
679,548	1.998	10/25/27	686,775
SLC Student Loan Trust Series 2006-1, Class A5
2,469,260	1.073	03/15/27	2,441,831
SLM Student Loan Trust Series 2004-8A, Class A6(a)
3,200,000	1.512	01/25/40	3,078,570
SLM Student Loan Trust Series 2005-3, Class A5
1,052,225	0.972	10/25/24	1,049,354
SLM Student Loan Trust Series 2005-5, Class A5
900,000	1.632	10/25/40	880,753
SLM Student Loan Trust Series 2006-5, Class A5
2,529,173	0.992	01/25/27	2,518,656
Wachovia Student Loan Trust Series 2006-1, Class A5(a)
1,397,750	1.002	07/26/27	1,391,824

			61,686,517

TOTAL ASSET-BACKED SECURITIES
(Cost $141,430,301)			$142,458,793

Mortgage-Backed Obligations – 14.3%
Adjustable Rate Non-Agency(d) – 0.2%
Countrywide Alternative Loan Trust Series 2005-38, Class A1
$118,405	2.114%	09/25/35	$113,452
Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1
653,794	0.991	03/20/46	538,909
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB5, Class 2A1
95,282	3.076	04/20/35	99,024
Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A
657,508	3.431	08/19/36	573,025
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
916,055	1.614	01/25/46	721,650
Sequoia Mortgage Trust Series 2004-10, Class A3A
153,292	1.921	11/20/34	153,063

TOTAL ADJUSTABLE RATE NON-AGENCY			$2,199,123

Collateralized Mortgage Obligations – 1.4%
FHLMC REMIC Series 3852, Class SW(d)
$764,843	5.088%	05/15/41	$122,971
FHLMC REMIC Series 4314, Class SE(d)
546,754	5.138	03/15/44	96,854
FHLMC REMIC Series 4320, Class SD(d)
444,623	5.188	07/15/39	69,978

Mortgage-Backed Obligations – (continued)
Collateralized Mortgage Obligations – (continued)
FHLMC REMIC Series 4583, Class ST(d)
1,874,551	5.088	05/15/46	361,998
FHLMC STRIPS Series 304, Class C45
518,619	3.000	12/15/27	49,483
FNMA REMIC Series 2010-126, Class LS(d)
2,167,792	4.216	11/25/40	350,504
FNMA REMIC Series 2011-124, Class SC(d)
729,844	5.568	12/25/41	133,674
FNMA REMIC Series 2011-52, Class GB
686,265	5.000	06/25/41	752,786
FNMA REMIC Series 2011-99, Class DB
643,020	5.000	10/25/41	705,987
FNMA REMIC Series 2012-111, Class B
84,659	7.000	10/25/42	99,486
FNMA REMIC Series 2012-153, Class B
333,793	7.000	07/25/42	388,336
FNMA REMIC Series 2012-5, Class SA(d)
908,795	4.968	02/25/42	158,218
FNMA REMIC Series 2013-121, Class SA(d)
944,556	5.118	12/25/43	149,786
FNMA REMIC Series 2013-130, Class SN(d)
1,933,306	5.668	10/25/42	365,584
FNMA REMIC Series 2013-96, Class SW(d)
411,808	5.118	09/25/43	64,881
FNMA REMIC Series 2014-6, Class SA(d)
706,989	5.618	02/25/44	133,455
FNMA REMIC Series 2014-87, Class MS(d)
1,729,363	5.268	01/25/45	277,498
FNMA REMIC Series 2015-79, Class SA(d)
662,652	5.268	11/25/45	108,877
FNMA REMIC Series 2015-81, Class SA(d)
3,147,205	4.718	11/25/45	438,189
FNMA REMIC Series 2015-82, Class MS(d)
909,144	4.718	11/25/45	130,285
FNMA REMIC Series 2015-86, Class BS(d)
379,742	4.718	11/25/45	55,683
FNMA REMIC Series 2016-1, Class SJ(d)
1,682,295	5.168	02/25/46	337,708
FNMA REMIC Series 2016-3, Class IP
1,515,218	4.000	02/25/46	339,334
GNMA REMIC Series 2010-101, Class S(d)
1,445,953	5.022	08/20/40	253,867
GNMA REMIC Series 2010-20, Class SE(d)
1,070,172	5.272	02/20/40	181,274
GNMA REMIC Series 2010-31, Class SA(d)
616,290	4.772	03/20/40	94,664
GNMA REMIC Series 2012-149, Class MS(d)
811,873	5.272	12/20/42	137,197
GNMA REMIC Series 2013-124, Class CS(d)
1,111,614	5.072	08/20/43	188,341
GNMA REMIC Series 2013-134, Class DS(d)
234,491	5.122	09/20/43	38,975
GNMA REMIC Series 2013-152, Class SG(d)
426,143	5.172	06/20/43	70,099
GNMA REMIC Series 2013-152, Class TS(d)
421,877	5.122	06/20/43	68,847

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Collateralized Mortgage Obligations – (continued)
GNMA REMIC Series 2013-167, Class SG(d)
$216,683	5.172%	11/20/43	$35,188
GNMA REMIC Series 2013-181, Class SA(d)
1,352,710	5.122	11/20/43	226,593
GNMA REMIC Series 2014-117, Class SJ(d)
3,191,003	4.622	08/20/44	477,964
GNMA REMIC Series 2014-132, Class SL(d)
1,011,257	5.122	10/20/43	146,697
GNMA REMIC Series 2014-133, Class BS(d)
490,797	4.622	09/20/44	73,692
GNMA REMIC Series 2014-158, Class SA(d)
1,475,698	4.672	10/16/44	218,179
GNMA REMIC Series 2014-188, Class IB
1,166,514	4.000	12/20/44	185,849
GNMA REMIC Series 2014-41, Class SA(d)
273,346	5.122	03/20/44	45,683
GNMA REMIC Series 2015-110, Class MS(d)
2,941,375	4.732	08/20/45	443,828
GNMA REMIC Series 2015-111, Class IM
1,410,307	4.000	08/20/45	236,930
GNMA REMIC Series 2015-117, Class KI
4,113,725	5.000	08/20/45	866,322
GNMA REMIC Series 2015-123, Class SP(d)
711,358	5.272	09/20/45	119,832
GNMA REMIC Series 2015-126, Class HS(d)
1,093,593	5.222	09/20/45	182,866
GNMA REMIC Series 2015-129, Class IC
619,980	4.500	09/16/45	120,086
GNMA REMIC Series 2015-14, Class IO
2,118,263	5.000	10/20/44	450,281
GNMA REMIC Series 2015-167, Class AS(d)
540,635	5.272	11/20/45	86,930
GNMA REMIC Series 2015-168, Class SD(d)
332,347	5.222	11/20/45	54,593
GNMA REMIC Series 2015-57, Class AS(d)
2,336,216	4.622	04/20/45	340,377
GNMA REMIC Series 2015-64, Class SG(d)
1,625,823	4.622	05/20/45	277,722
GNMA REMIC Series 2016-1, Class ST(d)
655,299	5.222	01/20/46	109,642
GNMA REMIC Series 2016-138, Class GI
1,480,949	4.000	10/20/46	272,749
GNMA REMIC Series 2016-27, Class IA
928,984	4.000	06/20/45	143,346
GNMA REMIC Series 2016-4, Class SM(d)
973,859	4.672	01/20/46	147,789
GNMA REMIC Series 2016-6, Class SB(d)
925,623	4.672	01/20/46	141,970

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$12,129,927

Commercial Mortgage-Backed Securities – 0.9%
Banc of America Commercial Mortgage Trust Series 2007-2, Class AM(d)
$97,700	5.786%	04/10/49	$97,589

Mortgage-Backed Obligations – (continued)
Commercial Mortgage-Backed Securities – (continued)
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW18, Class A1A
2,135,537	5.602	06/11/50	2,171,553
Commercial Mortgage Trust Series 2007-C9, Class A1A(d)
308,942	5.979	12/10/49	311,059
FNMA ACES Series 2012-M8, Class ASQ2
80,427	1.520	12/25/19	80,297
FNMA ACES Series 2012-M8, Class ASQ3
300,000	1.801	12/25/19	299,772
GS Mortgage Securities Trust Series 2007-GG10, Class A1A(d)
2,520,374	5.949	08/10/45	2,525,981
LB Commercial Mortgage Trust Series 2007-C3, Class A1A(d)
859,338	6.007	07/15/44	863,109
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, Class A1A(d)
1,421,340	5.608	05/15/46	1,426,609

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$7,775,969

Federal Agencies – 11.8%
FHLMC – 0.1%
$169	5.000%	04/01/17	$170
18	5.000	05/01/17	19
18	5.000	06/01/17	18
94	5.000	08/01/17	97
6,375	5.000	09/01/17	6,562
10,313	5.000	10/01/17	10,610
8,591	5.000	11/01/17	8,841
9,444	5.000	12/01/17	9,717
13,790	5.000	01/01/18	14,140
29,817	5.000	02/01/18	30,456
32,203	5.000	03/01/18	32,954
34,040	5.000	04/01/18	34,768
25,756	5.000	05/01/18	26,445
8,176	5.000	06/01/18	8,359
8,498	5.000	07/01/18	8,656
3,151	5.000	08/01/18	3,225
2,367	5.000	09/01/18	2,424
13,355	5.000	10/01/18	13,714
15,571	5.000	11/01/18	15,975
11,419	5.000	12/01/18	11,765
6,340	5.000	01/01/19	6,534
843	5.000	02/01/19	869
2,088	5.000	03/01/19	2,161
3,571	5.000	01/01/33	3,911
765	5.000	06/01/33	836
7,230	5.000	07/01/33	7,909
8,925	5.000	08/01/33	9,763
1,578	5.000	10/01/33	1,726
5,364	5.000	11/01/33	5,868
2,158	5.000	12/01/33	2,360
6,588	5.000	02/01/34	7,207
2,737	5.000	03/01/34	2,994
3,730	5.000	04/01/34	4,080
8,332	5.000	05/01/34	9,114
105,956	5.000	06/01/34	115,897

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount		Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
Federal Agencies – (continued)
FHLMC – (continued)
	$1,465	5.000%	11/01/34		$1,602
	29,486	5.000	04/01/35		32,253
	2,795	5.000	11/01/35		3,057
	8,160	5.000	02/01/37		9,002
	788	5.000	11/01/37		860
	278,337	7.000	02/01/39		323,432
	40,956	5.000	01/01/40		44,840
	18,325	4.000	06/01/40		19,304
	204,085	4.000	02/01/41		215,035
	15,029	4.000	11/01/41		15,861

					1,085,390

FNMA – 1.5%
	541	5.000	04/01/18		550
	3,107	5.000	05/01/18		3,158
	514	5.000	06/01/18		523
	491	5.000	11/01/18		501
	901	5.000	03/01/19		926
	930	5.000	04/01/19		957
	4,000,000	4.506	06/01/19		4,043,767
	2,690	5.000	08/01/33		2,948
	2,024	5.500	02/01/34		2,275
	4,143	5.500	05/01/34		4,667
	1,837	5.500	10/01/34		2,066
	13,641	5.500	12/01/34		15,341
	3,691	5.500	04/01/35		4,148
	3,236	5.500	07/01/35		3,641
	496,695	4.500	07/01/36		534,703
	52,302	4.500	12/01/36		56,272
	44,789	4.500	05/01/38		48,144
	167,307	7.000	03/01/39		194,407
	35,139	4.500	05/01/39		38,108
	20,828	4.500	06/01/39		22,588
	15,156	4.500	08/01/39		16,436
	26,248	4.500	09/01/39		28,203
	32,329	4.500	10/01/39		34,737
	12,592	4.500	03/01/40		13,530
	176,189	4.500	04/01/40		189,384
	176,884	5.000	06/01/40		193,610
	11,415	4.500	12/01/40		12,270
	197,353	4.500	01/01/41		212,764
	53,564	4.500	04/01/41		57,746
	83,884	4.500	06/01/41		90,317
	74,697	4.500	07/01/41		80,413
	67,004	5.000	07/01/41		73,408
	122,582	4.500	08/01/41		131,997
	345,693	4.500	09/01/41		372,242
	272,989	4.500	10/01/41		293,879
	226,967	4.500	11/01/41		244,122
	109,664	4.500	12/01/41		118,074
	152,925	4.500	01/01/42		164,603
	44,395	4.500	03/01/42		47,758
	65,586	4.500	04/01/42		70,519
	131,559	3.000	12/01/42		131,483
	327,159	3.000	01/01/43		327,001

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
	387,939	3.000	04/01/43		387,831
	322,926	3.500	07/01/43		331,840
	485,953	3.500	08/01/43		499,367
	3,737,171	3.500	08/01/45		3,844,178
	73,587	3.500	11/01/45		75,340

					13,022,742

GNMA – 10.2%
	9,206,381	4.000	10/20/43		9,768,474
	924,641	4.000	11/20/44		980,565
	5,271,193	4.000	07/20/45		5,584,788
	2,531,847	4.000	09/20/45		2,682,473
	3,543,916	4.000	10/20/45		3,752,537
	928,606	4.000	11/20/45		982,250
	7,231,204	4.000	01/20/46		7,645,586
	1,768,752	4.000	02/20/46		1,870,931
	14,223,858	4.000	04/20/46		15,032,284
	934,618	4.000	05/20/46		988,191
	164,427	4.000	10/20/46		173,852
	3,042,722	4.000	11/20/46		3,217,133
	7,923,064	4.000	12/20/46		8,377,221
	28,000,000	4.000	TBA-30yr	(f)	29,577,187

					90,633,472

	TOTAL FEDERAL AGENCIES				$104,741,604

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $127,551,338)				$126,846,623

Agency Debenture – 0.3%
	FHLMC
	$1,800,000	6.750%	03/15/31		$2,571,390
	(Cost $2,343,202)

Government Guarantee Obligations(e) – 1.4%
	Canada Housing Trust No. 1(a)
CAD	5,200,000	2.350%	12/15/18		$4,007,580
	Dexia Credit Local SA
GBP	1,800,000	1.875	07/17/17		2,264,251
	$3,500,000	1.875 (a)	03/28/19		3,482,720
	Kreditanstalt fuer Wiederaufbau
AUD	3,000,000	6.000	08/20/20		2,557,894

	TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
	(Cost $13,548,534)				$12,312,445

U.S. Treasury Obligations – 7.0%
	United States Treasury Inflation Indexed Bonds
	$1,130,090	0.125%	04/15/20		$1,147,358
	7,502,438	0.625 (g)	01/15/24		7,688,198

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate		Maturity Date	Value
U.S. Treasury Obligations – (continued)
United States Treasury Inflation Protected Securities(g)
$4,968,437	0.125%		04/15/21	$5,023,288
1,278,150	0.125		07/15/24	1,267,388
United States Treasury Notes
37,160,000	2.250		01/31/24	37,277,798
9,650,000	2.125		03/31/24	9,593,065
660,000	2.000	(g)	11/15/26	637,626

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $62,073,312)				$62,634,721

Shares	Distribution Rate	Value
Investment Company(d)(h) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
15,139	0.617%	$15,139
(Cost $15,139)

TOTAL INVESTMENTS – 101.4%
(Cost $906,105,779)		$902,303,307

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.4)%		(12,352,137)

NET ASSETS – 100.0%		$889,951,170

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $190,968,771, which represents approximately 21.5% of net assets as of March 31, 2017.
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2017.
(e)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $16,423,451, which represents approximately 1.9% of net assets as of March 31, 2017.
(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $29,577,187, which represents approximately 3.3% of net assets as of March 31, 2017.
(g)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(h)	Represents an Affiliated Fund.

Currency Abbreviations:
ARS	—Argentine Peso
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
CPI	—Consumer Price Index
EURO	—Euro Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GMAC	—General Motors Acceptance Corporation
GNMA	—Government National Mortgage Association
JYOR	—Japanese Yen Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
PLC	—Public Limited Company
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
WIBOR	—Warsaw Interbank Offered Rate

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC	ARS	18,065,027	USD	1,139,031	$1,172,559	04/03/17	$33,529
	ARS	2,906,273	USD	179,955	188,098	04/10/17	8,144
	ARS	2,255,411	USD	142,302	145,556	04/17/17	3,255
	ARS	11,179,879	USD	676,972	719,449	04/24/17	42,477
	ARS	18,065,027	USD	1,120,833	1,124,461	07/06/17	3,628
	AUD	1,135,413	JPY	95,511,980	866,139	06/21/17	5,413
	AUD	1,626,000	NZD	1,765,602	1,240,380	06/21/17	5,295
	AUD	10,345,077	USD	7,806,479	7,891,656	06/21/17	85,179
	BRL	12,975,893	USD	4,102,375	4,140,663	04/04/17	38,287
	CAD	830,414	AUD	817,000	625,158	06/21/17	1,917
	CAD	2,032,763	EUR	1,400,780	1,530,319	06/21/17	30,057
	CAD	16,017,301	USD	11,967,089	12,058,261	06/21/17	91,172
	CHF	7,309,040	EUR	6,828,650	7,333,394	06/21/17	19,780
	CNH	5,720,770	USD	831,976	832,208	04/05/17	232
	CNH	22,709,133	USD	3,271,815	3,283,774	06/21/17	11,958
	CNY	5,719,966	USD	804,157	830,548	04/05/17	26,391
	CNY	14,958,124	USD	2,154,728	2,171,567	04/11/17	16,838
	COP	750,398,040	USD	252,000	260,742	04/07/17	8,742
	COP	727,080,000	USD	249,000	252,295	04/17/17	3,295
	COP	3,404,503,684	USD	1,148,231	1,171,860	06/16/17	23,630
	COP	1,792,634,400	USD	604,446	612,710	08/11/17	8,265
	CZK	9,192,105	EUR	342,000	366,269	06/05/17	290
	CZK	28,962,559	EUR	1,075,641	1,155,024	06/13/17	3,479
	CZK	55,722,690	EUR	2,067,681	2,224,109	06/21/17	9,582
	CZK	14,994,018	EUR	558,000	599,482	07/10/17	1,255
	CZK	34,751,138	EUR	1,291,000	1,397,932	10/03/17	7,768
	CZK	46,761,216	EUR	1,748,029	1,888,498	11/21/17	711
	CZK	13,686,861	EUR	511,372	552,802	11/22/17	512
	EUR	102,663	CZK	2,744,387	109,954	06/21/17	415
	EUR	584,000	HUF	180,153,488	625,475	06/21/17	916
	EUR	2,527,808	NOK	22,994,723	2,707,330	06/21/17	26,926
	EUR	815,000	PLN	3,454,414	872,880	06/21/17	2,392
	EUR	2,341,332	SEK	22,209,396	2,507,612	06/21/17	19,047
	EUR	7,001,852	USD	7,473,190	7,499,117	06/21/17	25,928
	GBP	2,037,049	EUR	2,329,000	2,557,343	06/21/17	62,938
	GBP	5,114,186	USD	6,304,081	6,420,427	06/21/17	116,348
	HUF	1,096,442,455	EUR	3,522,274	3,801,167	06/21/17	28,743
	HUF	699,832,674	USD	2,400,140	2,426,193	06/21/17	26,053
	IDR	9,582,659,818	USD	719,419	719,743	04/07/17	324
	IDR	8,301,566,540	USD	622,000	622,966	04/20/17	966
	IDR	14,110,169,549	USD	1,048,864	1,055,565	05/24/17	6,702
	IDR	22,874,884,493	USD	1,694,185	1,708,579	06/09/17	14,394
	IDR	15,074,581,896	USD	1,111,121	1,124,409	06/22/17	13,288
	INR	40,096,088	USD	617,325	617,929	04/03/17	604
	INR	126,531,311	USD	1,943,369	1,951,361	04/10/17	7,992
	INR	81,382,609	USD	1,242,000	1,253,944	04/20/17	11,944
	INR	107,187,521	USD	1,583,356	1,646,000	05/24/17	62,644
	INR	103,407,841	USD	1,558,321	1,579,458	07/14/17	21,138

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC (continued)	JPY	54,189,395	USD	478,790	$486,960	04/12/17	$8,170
	JPY	278,873,140	USD	2,470,972	2,513,122	06/21/17	42,150
	KRW	2,705,871,164	USD	2,370,000	2,420,464	04/03/17	50,464
	KRW	1,839,872,200	USD	1,601,000	1,646,376	04/06/17	45,376
	KRW	1,671,107,433	USD	1,449,745	1,495,567	04/10/17	45,822
	KRW	3,394,037,530	USD	3,019,216	3,037,749	04/20/17	18,534
	KRW	2,807,851,049	USD	2,478,399	2,515,486	07/13/17	37,088
	MXN	23,270,365	USD	1,226,383	1,234,733	05/12/17	8,351
	MXN	300,802,099	USD	15,258,879	15,865,223	06/21/17	606,344
	MYR	1,090,156	USD	244,348	245,095	05/18/17	747
	NOK	26,532,295	EUR	2,876,000	3,092,766	06/21/17	12,514
	NOK	2,131,106	SEK	2,212,450	248,415	06/21/17	509
	NZD	360,039	AUD	327,934	251,857	06/21/17	1,695
	NZD	10,640,127	USD	7,359,371	7,443,053	06/21/17	83,684
	PEN	2,015,520	USD	619,969	620,070	04/06/17	101
	PEN	1,950,740	USD	593,291	595,822	06/22/17	2,531
	PHP	31,204,362	USD	621,000	621,197	04/17/17	197
	PHP	60,433,437	USD	1,192,267	1,199,862	05/24/17	7,595
	PLN	23,991,946	EUR	5,559,840	6,045,800	06/21/17	91,103
	PLN	42,095,694	USD	10,315,986	10,607,816	06/21/17	291,830
	RUB	425,057,118	USD	7,229,183	7,471,983	05/15/17	242,799
	RUB	51,744,827	USD	860,442	907,106	05/26/17	46,664
	SGD	5,416,518	USD	3,854,242	3,874,568	06/21/17	20,326
	TRY	7,175,552	USD	1,911,258	1,928,502	06/21/17	17,244
	TWD	111,581,192	USD	3,617,000	3,677,216	04/05/17	60,216
	TWD	19,427,625	USD	630,000	640,330	04/10/17	10,330
	TWD	19,566,792	USD	630,000	645,013	04/13/17	15,013
	TWD	123,660,396	USD	4,027,619	4,077,837	04/20/17	50,218
	TWD	1,761,261	USD	57,860	58,103	04/28/17	242
	USD	5,266,812	AUD	6,867,440	5,238,769	06/21/17	28,041
	USD	10,478,013	BRL	32,677,804	10,427,628	04/04/17	50,385
	USD	1,246,000	CAD	1,655,000	1,245,929	06/21/17	71
	USD	871,000	CNH	6,008,707	868,868	06/21/17	2,132
	USD	643,300	DKK	4,414,000	634,224	05/10/17	9,076
	USD	1,558,672	EUR	1,440,252	1,539,373	05/11/17	19,299
	USD	23,927,702	EUR	22,195,538	23,771,848	06/21/17	155,854
	USD	1,045,666	GBP	828,597	1,040,234	06/21/17	5,432
	USD	1,114,874	HKD	8,632,930	1,114,257	09/29/17	617
	USD	6,296,626	HKD	48,701,211	6,292,887	03/27/18	3,739
	USD	2,578,202	JPY	285,435,793	2,572,263	06/21/17	5,940
	USD	2,428,097	KRW	2,705,871,164	2,420,464	04/03/17	7,633
	USD	1,647,303	KRW	1,839,872,200	1,646,376	04/06/17	927
	USD	3,724,163	NZD	5,307,000	3,712,388	06/21/17	11,775
	USD	1,273,107	PLN	5,024,729	1,266,530	05/10/17	6,577
	USD	622,000	PLN	2,430,764	612,535	06/21/17	9,465
	USD	249,000	RUB	14,139,590	248,557	05/15/17	443
	USD	2,835,031	SEK	24,844,224	2,778,548	05/15/17	56,482
	USD	249,343	SEK	2,179,804	244,247	06/21/17	5,095
	USD	1,244,000	SGD	1,733,051	1,239,694	06/21/17	4,306
	USD	3,059,506	TWD	92,488,862	3,048,019	04/05/17	11,487

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC (continued)	USD	274,000	TWD	8,218,630	$271,126	04/28/17	$2,874
	USD	9,167,083	ZAR	121,086,606	8,970,491	05/05/17	196,592
	USD	8,008,923	ZAR	105,289,489	7,736,621	06/21/17	272,303
TOTAL							$3,625,185

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC	AUD	8,093,312	USD	6,212,554	$6,173,916	06/21/17	$(38,636)
	BRL	27,813,704	USD	8,959,475	8,875,472	04/04/17	(84,002)
	BRL	22,824,339	USD	7,195,340	7,184,906	06/02/17	(10,434)
	CAD	397,086	GBP	239,410	298,937	06/21/17	(1,622)
	CLP	171,748,494	USD	260,028	260,010	04/20/17	(18)
	COP	719,041,284	USD	249,000	248,956	05/03/17	(44)
	CZK	19,501,598	EUR	724,764	773,981	04/28/17	(170)
	CZK	15,844,450	EUR	590,000	631,338	06/05/17	(29)
	CZK	13,915,300	EUR	518,647	555,413	06/21/17	(67)
	CZK	31,112,826	EUR	1,161,000	1,243,297	07/03/17	(945)
	CZK	36,082,193	EUR	1,349,932	1,450,271	09/20/17	(2,479)
	CZK	12,318,758	EUR	460,902	495,171	09/21/17	(862)
	CZK	81,258,435	EUR	3,046,034	3,292,509	01/03/18	(5,089)
	EUR	1,160,000	CAD	1,666,297	1,242,382	06/21/17	(12,051)
	EUR	3,617,361	CHF	3,871,514	3,874,263	06/21/17	(10,150)
	EUR	1,237,188	CZK	33,292,738	1,325,053	06/21/17	(3,790)
	EUR	6,846,416	GBP	5,951,207	7,332,643	06/21/17	(138,591)
	EUR	578,000	HUF	178,610,728	619,049	06/21/17	(161)
	EUR	8,869,966	JPY	1,075,592,043	9,499,904	06/21/17	(193,012)
	EUR	1,888,650	PLN	8,075,958	2,022,780	06/21/17	(12,304)
	EUR	3,070,000	USD	3,328,095	3,281,284	05/11/17	(46,811)
	EUR	11,815,253	USD	12,727,734	12,654,362	06/21/17	(73,373)
	JPY	137,889,314	USD	1,244,000	1,242,617	06/21/17	(1,383)
	KRW	2,743,822,813	USD	2,461,139	2,455,944	04/28/17	(5,196)
	KRW	1,839,872,200	USD	1,647,848	1,647,332	05/24/17	(516)
	KRW	2,705,871,164	USD	2,430,540	2,424,125	07/13/17	(6,415)
	MXN	12,135,000	USD	644,835	643,887	05/12/17	(948)
	NOK	136,104,817	EUR	15,048,241	15,865,203	06/21/17	(251,750)
	NOK	12,597,167	USD	1,476,592	1,468,403	06/21/17	(8,190)
	NZD	3,534,000	USD	2,478,312	2,472,127	06/21/17	(6,185)
	PHP	31,215,443	USD	622,000	621,136	04/24/17	(864)
	PHP	30,940,914	USD	615,250	614,309	05/24/17	(941)
	SEK	199,066,674	EUR	20,902,749	22,305,450	06/21/17	(81,795)
	SGD	1,733,622	USD	1,245,000	1,240,102	06/21/17	(4,898)
	TRY	8,727,780	USD	2,362,000	2,345,679	06/21/17	(16,321)
	TWD	92,488,862	USD	3,061,531	3,049,921	04/20/17	(11,610)
	TWD	19,064,142	USD	632,885	628,910	04/28/17	(3,975)
	USD	1,167,746	ARS	18,065,027	1,172,559	04/03/17	(4,813)
	USD	2,592,745	AUD	3,427,177	2,617,096	04/27/17	(24,351)

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC (continued)	USD	16,883,213	AUD	22,333,235	$17,036,721	06/21/17	$(153,511)
	USD	2,558,008	BRL	8,111,794	2,588,508	04/04/17	(30,500)
	USD	16,705,313	CAD	22,449,936	16,892,649	05/17/17	(187,336)
	USD	7,751,828	CAD	10,343,730	7,787,042	06/21/17	(35,214)
	USD	804,157	CNH	5,720,770	832,208	04/05/17	(28,051)
	USD	622,000	CNH	4,302,001	622,076	06/21/17	(76)
	USD	542,115	COP	1,624,989,713	564,407	04/10/17	(22,292)
	USD	248,000	COP	746,918,960	259,179	04/17/17	(11,179)
	USD	179,404,359	EUR	168,421,587	180,012,740	05/11/17	(608,382)
	USD	5,922,490	EUR	5,537,703	5,930,986	06/21/17	(8,496)
	USD	30,321,400	GBP	24,708,294	30,977,314	04/28/17	(655,914)
	USD	14,234,300	GBP	11,613,683	14,579,997	06/21/17	(345,696)
	USD	2,821,694	HKD	21,861,360	2,821,704	10/03/17	(10)
	USD	712,908	IDR	9,582,659,818	719,743	04/07/17	(6,835)
	USD	1,284,000	IDR	17,224,025,400	1,293,412	04/10/17	(9,412)
	USD	715,177	IDR	9,582,659,818	715,751	06/09/17	(574)
	USD	597,566	INR	40,096,088	617,929	04/03/17	(20,363)
	USD	1,889,000	INR	126,531,311	1,951,361	04/10/17	(62,361)
	USD	1,241,000	INR	82,377,580	1,269,619	04/17/17	(28,619)
	USD	2,490,218	INR	164,583,371	2,513,858	07/14/17	(23,639)
	USD	188,777,852	JPY	21,411,702,000	192,411,159	04/12/17	(3,633,307)
	USD	8,837,510	JPY	990,000,000	8,905,796	05/08/17	(68,285)
	USD	16,532,686	JPY	1,885,813,653	16,994,394	06/21/17	(461,708)
	USD	1,494,021	KRW	1,671,107,433	1,495,567	04/10/17	(1,546)
	USD	4,539,355	KRW	5,158,931,480	4,617,086	04/12/17	(77,731)
	USD	1,260,000	KRW	1,461,466,440	1,307,978	04/13/17	(47,978)
	USD	1,517,982	KRW	1,737,011,422	1,554,633	04/17/17	(36,651)
	USD	621,000	KRW	694,458,090	621,558	04/20/17	(558)
	USD	1,132,187	KRW	1,300,463,494	1,164,372	05/24/17	(32,185)
	USD	3,968,158	KRW	4,546,319,057	4,071,525	06/16/17	(103,367)
	USD	3,622,533	KRW	4,124,236,484	3,694,804	07/13/17	(72,270)
	USD	3,366,787	MXN	66,073,186	3,505,865	05/12/17	(139,079)
	USD	5,674,921	MXN	110,417,913	5,823,779	06/21/17	(148,858)
	USD	237,000	MYR	1,058,679	238,178	05/08/17	(1,178)
	USD	3,696,219	NZD	5,351,011	3,743,175	06/21/17	(46,958)
	USD	612,980	PEN	2,015,520	620,070	04/06/17	(7,089)
	USD	615,426	PEN	2,015,520	615,608	06/22/17	(182)
	USD	4,232,597	RUB	247,259,669	4,346,521	05/15/17	(113,923)
	USD	350,326	SEK	3,143,196	352,196	06/21/17	(1,869)
	USD	3,731,053	SGD	5,260,158	3,762,719	06/21/17	(31,666)
	USD	1,835,472	TRY	7,027,688	1,888,764	06/21/17	(53,291)
	USD	623,627	TWD	19,092,330	629,198	04/05/17	(5,571)
	USD	630,000	TWD	19,548,900	644,423	04/13/17	(14,423)
	USD	5,215,423	TWD	163,430,641	5,389,304	04/20/17	(173,881)
	USD	627,355	TWD	19,389,647	639,648	04/28/17	(12,293)
	USD	1,275,187	TWD	38,976,078	1,287,515	06/02/17	(12,328)
	USD	3,771,304	TWD	120,233,699	3,974,887	06/20/17	(203,582)
	USD	1,196,456	TWD	36,531,816	1,208,702	07/11/17	(12,246)
	USD	4,261,101	TWD	130,006,186	4,306,694	08/17/17	(45,594)

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC (continued)	ZAR	45,594,942	USD	3,397,359	$3,377,822	05/05/17	$(19,537)
	ZAR	108,672,946	USD	8,322,175	7,985,234	06/21/17	(336,940)
TOTAL							$(9,219,325)

FORWARD SALES CONTRACTS — At March 31, 2017, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FNMA	3.500%	TBA-30yr	04/12/17	$(1,000,000)	$(1,022,969)
FNMA	4.500	TBA-30yr	04/12/17	(1,000,000)	(1,072,422)
TOTAL (Proceeds Receivable: $(2,074,453))					$(2,095,391)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Australian 3 Year Government Bonds	863	June 2017	$73,677,641	$411,745
Australian 10 Year Government Bonds	85	June 2017	8,341,402	173,220
Canada 10 Year Government Bonds	31	June 2017	3,201,053	20,677
Euro Buxl 30 Year Bonds	29	June 2017	5,214,773	64,305
French 10 Year Government Bonds	(3)	June 2017	(470,587)	636
Japan 10 Year Government Bonds	8	June 2017	10,798,886	7,152
Italian 10 Year Government Bonds	32	June 2017	4,461,442	(729)
Ultra Long U.S. Treasury Bonds	269	June 2017	43,208,125	221,322
90 Day Sterling	177	December 2017	27,590,137	13,406
90 Day Sterling	177	September 2017	27,603,997	15,928
90 Day Sterling	177	June 2017	27,619,243	22,184
2 Year German Euro-Schatz	477	June 2017	57,117,384	(11,136)
5 Year German Euro-Bobl	13	June 2017	1,827,855	675
10 Year German Euro-Bund	116	June 2017	19,975,528	113,895
10 Year U.K. Long Gilt	80	June 2017	12,787,603	250,311
5 Year U.S. Treasury Notes	(1,171)	June 2017	(137,857,805)	(454,168)
10 Year U.S. Treasury Notes	527	June 2017	65,644,438	370,939
20 Year U.S. Treasury Bonds	(110)	June 2017	(16,592,813)	(112,020)
TOTAL				$1,108,342

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2017, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
Counterparty		Notional Amount (000s)	Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Bank of America Securities LLC	KRW	19,308,640	06/15/19	1.293%	3 month KWCDC	$(110,891)

*	There are no upfront payments on the swap contracts (s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
SEK	129,980		06/15/18	0.050%	3 month STIBOR	$77,126	$15,112
	191,800	(b)	09/15/18	(0.330)	3 month STIBOR	3,696	(847)
EUR	124,840	(b)	03/14/19	0.010	6 month EURO	(7,464)	109,874
	175,620	(b)	03/14/19	0.030	6 month EURO	43,717	138,030
	52,220	(b)	03/14/19	(0.184)	6 month EURO	(6,561)	39,012
CAD	72,430		03/15/19	1.000	6 month CDOR	(197,100)	74,980
EUR	8,610		03/15/19	1.125	6 month EURO	25,604	1,000
	140,730	(b)	03/28/19	(0.162)	6 month EURO	14,526	98,171
CHF	31,640	(b)	03/29/19	(0.554)	6 month CHFOR	3,104	8,461
NOK	67,310	(b)	06/21/19	1.250	3 month NIBOR	(14,173)	21,135
PLN	33,830	(b)	06/21/19	2.123	6 month WIBOR	3,347	21,344
	$31,060	(b)	12/19/19	2.250	3 month LIBOR	254	42,053
	157,930	(b)	12/20/19	2.250	3 month LIBOR	103,545	110,340
EUR	72,280	(b)	02/11/21	0.250	6 month EURO	16,109	2,512
	$46,500	(b)	02/11/21	3 month LIBOR	2.250%	85,408	(78,363)
GBP	27,650	(b)	03/11/21	6 month GBP	1.000	(5,988)	(40,800)
PLN	8,360		09/21/21	1.771	6 month WIBOR	(64,284)	36,297
NZD	15,480		03/15/22	3.000	3 month NZDOR	48,024	968
EUR	8,350		03/15/22	6 month EURO	1.205	(24,118)	(21,440)
	57,410	(b)	06/21/22	0.000	6 month EURO	(1,032,074)	331,921
CHF	1,840	(b)	06/21/22	(0.250)	6 month CHFOR	5,709	(1,282)
SEK	1,430	(b)	06/21/22	0.500	3 month STIBOR	386	350
GBP	2,850	(b)	06/21/22	0.500	6 month GBP	(61,604)	(6,918)
CAD	4,930	(b)	06/21/22	1.000	6 month CDOR	(100,924)	5,962
AUD	22,130	(b)	06/21/22	2.750	6 month AUDOR	89,002	52,659
	$79,400	(b)	06/21/22	3 month LIBOR	1.250	3,611,927	(320,678)
	7,050	(b)	12/19/23	3 month LIBOR	2.600	1,759	(54,666)
EUR	20,260	(b)	03/23/24	6 month EURO	0.910	(6,835)	(116,033)
	5,000	(b)	06/21/24	0.000	6 month EURO	(177,670)	1,313
	41,210	(b)	02/15/26	0.700	6 month EURO	(100,179)	236,754
CAD	1,460	(b)	12/15/26	2.500	6 month CDOR	(4,769)	12,027
NZD	8,560	(b)	12/15/26	2.750	3 month NZDOR	(251,436)	(54,723)
AUD	15,140	(b)	12/15/26	3.500	6 month AUDOR	31,720	4,884
GBP	19,920	(b)	12/15/26	6 month GBP	2.250	(756,749)	(104,604)
EUR	28,580	(b)	01/12/27	1.330	6 month EURO	(213,240)	225,497
GBP	730		01/15/27	3.630	6 month GBP	22,322	(5,431)
	3,600		01/15/27	6 month GBP	3.630	22,003	(97,242)
	1,760		03/15/27	6 month GBP	3.530	(4,582)	(3,497)
	21,790	(b)	03/16/27	1.600	6 month GBP	(64,054)	129,732

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
EUR	7,650	(b)	06/15/27	1.750%	6 month EURO	$74,872	$59,084
CHF	1,720	(b)	06/21/27	0.250	6 month CHFOR	14,126	803
EUR	18,120	(b)	06/21/27	0.500	6 month EURO	(668,590)	76,047
CAD	5,190	(b)	06/21/27	1.250	6 month CDOR	(295,958)	34,551
	$17,670	(b)	06/21/27	1.500	3 month LIBOR	(1,613,742)	128,176
SEK	35,190	(b)	06/21/27	3 month STIBOR	1.250%	15,477	(46,926)
GBP	20,810	(b)	06/21/27	6 month GBP	0.750	1,205,855	(12,493)
	$22,180	(b)	12/20/28	3 month LIBOR	2.790	(154,860)	(140,198)
GBP	1,500		09/15/31	3.230	6 month GBP	(35,680)	(76,273)
	810		12/21/31	6 month GBP	1.500	(96,747)	77,483
	21,620	(b)	01/11/32	6 month GBP	1.940	200,505	(352,629)
	3,300		01/15/32	3.723	6 month GBP	(24,189)	173,305
	670		01/15/32	6 month GBP	3.723	(39,668)	9,325
	850	(b)	02/01/32	6 month GBP	2.080	22	(12,532)
	1,590		03/15/32	3.610	6 month GBP	9,922	12,128
	8,870	(b)	06/21/32	6 month GBP	1.000	704,157	(71,765)
	15,460	(b)	03/17/37	6 month GBP	1.750	121,133	(151,974)
	1,290	(b)	06/16/37	6 month GBP	2.000	(40,116)	2,797
JPY	615,320	(b)	06/21/37	6 month JYOR	0.750	(24,456)	(20,805)
GBP	1,280		03/15/42	3.620	6 month GBP	16,468	35,962
	1,170		03/15/47	6 month GBP	3.537	(17,597)	(31,598)
JPY	91,460	(b)	06/17/47	1.500	6 month JYOR	9,945	10,937
GBP	790	(b)	06/17/47	6 month GBP	1.500	(11,124)	3
	$4,220	(b)	06/21/47	1.750	3 month LIBOR	(888,579)	46,285
GBP	3,280	(b)	06/21/47	6 month GBP	1.000	491,949	(51,482)
	TOTAL					$68,609	$512,075

(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2017.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2017(c)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Barclays Bank PLC	People’s Republic of China 7.500%, 10/28/27	$460	(1.000)%	12/20/21	0.744%	$(1,730)	$(3,730)
Citibank NA	People’s Republic of China 7.500%, 10/28/27	13,280	(1.000)	12/20/20	0.550	74,932	(295,269)
Deutsche Bank AG	People’s Republic of China 7.500%, 10/28/27	100	(1.000)	06/20/21	0.637	(20)	(1,489)
TOTAL						$73,182	$(300,488)

(c)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2017(c)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
iTraxx Europe Series 26	$22,410	(1.000)%	12/20/21	0.665%	$(291,336)	$(90,324)

(c)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

WRITTEN OPTION CURRENCY CONTRACTS

During the fiscal year ended March 31, 2017, the Fund had the following currency options activities:

CURRENCY OPTION CONTRACTS

	Notional Amount (000s)	Premiums Received
Contracts Outstanding March 31, 2016	$2,216	$44,808
Contracts Expired	(2,216)	(44,808)
Contracts Outstanding March 31,2017	$—	$—

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments

March 31, 2017

Principal Amount		Interest Rate	Maturity Date		Value
Bank Loans(a) – 1.9%
Electric – 0.0%
	Calpine Corp.
	$3,109,091	2.740%	11/30/17		$3,110,055

Energy – 0.4%
	American Energy – Marcellus LLC
	24,800,885	5.284	08/04/20		17,112,611
	10,300,000	8.534	08/04/21		1,171,625
	Magnum Hunter Resources, Inc.(d)
	11,669,457	8.000	05/06/19		11,669,457

					29,953,693

Environmental – 0.2%
	Advanced Disposal Services, Inc.
	1,377,833	3.698	11/10/23		1,385,012
	EnergySolutions LLC
	16,332,331	6.750	05/29/20		16,488,794

					17,873,806

Food & Beverages – 0.2%
	Shearer’s Foods, Inc.
	14,295,736	7.897	06/30/22		13,866,864

Media – Broadcasting & Radio – 0.4%
	Getty Images, Inc.
	28,086,047	4.750	10/18/19		24,522,770
	Lions Gate Entertainment Corp.
	8,020,000	3.982	12/08/23		8,062,586

					32,585,356

Media – Non Cable – 0.1%
	Checkout Holding Corp.
	12,875,000	7.750	04/11/22		9,785,000

Noncaptive – Financial – 0.2%
	Avolon TLB Borrower 1 (Luxembourg) S.a.r.l.
	3,375,000	3.228	09/20/20		3,404,531
	7,600,000	3.728	03/20/22		7,698,192

					11,102,723

Pipelines – 0.2%
	Williams Partners LP
	18,100,000	1.250	12/23/18		18,100,000

Retailers – 0.2%
	True Religion Apparel, Inc.
	57,140,833	6.022	07/30/19		12,071,001
	8,400,000	11.000	01/30/20		1,428,000

					13,499,001

	TOTAL BANK LOANS
	(Cost $218,002,450)				$149,876,498

Corporate Obligations – 6.9%
Airlines – 0.2%
	Continental Airlines 2012-3 Class C Pass Through Trust
	$12,550,000	6.125%	04/29/18		$12,973,563

Corporate Obligations – (continued)
Banks – 0.3%
	Ally Financial, Inc.
	8,900,000	6.250	12/01/17		9,122,500
	Intesa Sanpaolo SpA(e)
	18,125,000	5.017	06/26/24		17,037,500
	The Bank of New York Mellon SA(d)
	1,630,000	9.625	05/02/21		—

					26,160,000

Brokerage(f) – 0.1%
	Ladder Capital Finance Holdings LLP/Ladder Capital Finance Corp.
	10,100,000	7.375	10/01/17		10,100,000

Consumer Cyclical Services – Business(f) – 0.2%
	DuPont Fabros Technology LP
	7,300,000	5.875	09/15/21		7,610,250
	Equinix, Inc.
	6,665,000	5.375	05/15/27		6,848,288

					14,458,538

Electric(f)(g) – 0.1%
	Electricite de France SA
EUR	5,100,000	4.125	01/22/49		5,488,285
	3,100,000	4.250	01/29/49		3,393,890

					8,882,175

Energy – 0.9%
	Halcon Resources Corp.(e)(f)
	$1,600,000	12.000	02/15/22		1,876,000
	9,950,000	6.750	02/15/25		9,800,750
	Petrobras Global Finance BV
	15,180,000	8.375	05/23/21		17,172,375
	1,130,000	8.750	05/23/26		1,306,845
	14,510,000	7.375	01/17/27		15,416,875
	4,570,000	6.850	06/05/15	(m)	4,084,437
	Petroleos Mexicanos
	1,140,000	6.375	02/04/21		1,236,900
EUR	17,330,000	5.125	03/15/23		20,414,977
	$90,000	6.625	06/15/35		92,804
	492,000	5.500	06/27/44		432,985
	990,000	6.375	01/23/45		962,795
	380,000	5.625	01/23/46		339,758

					73,137,501

Energy – Exploration & Production – 0.4%
	Carrizo Oil & Gas, Inc.(f)
	19,300,000	7.500	09/15/20		19,999,625
	Laredo Petroleum, Inc.(f)
	12,000,000	5.625	01/15/22		12,000,000
	1,350,000	7.375	05/01/22		1,393,875
	Whiting Petroleum Corp.
	2,950,000	1.250	04/01/20		2,570,187

					35,963,687

Energy – Services(e) – 0.1%
	Nabors Industries, Inc.
	8,500,000	0.750	01/15/24		7,942,188

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Environmental(f) – 0.0%
	Clean Harbors, Inc.
	$450,000	5.250%		08/01/20	$456,750

Food & Beverage – 0.1%
	Constellation Brands, Inc.
	12,200,000	7.250		05/15/17	12,261,000

Gaming – 0.1%
	MGM Resorts International
	5,000,000	8.625		02/01/19	5,487,500

Health Care – 0.3%
	HCA, Inc.
	7,050,000	3.750		03/15/19	7,208,625
	Tenet Healthcare Corp.
	8,850,000	6.250		11/01/18	9,281,437
	5,500,000	4.631	(f)(g)	06/15/20	5,513,750

					22,003,812

Health Care Services(e)(f) – 0.1%
	Change Healthcare Holdings LLC/Change Healthcare Finance, Inc.
	7,000,000	5.750		03/01/25	7,183,750

Media – Broadcasting & Radio(f) – 0.2%
	iHeartCommunications, Inc.
	15,900,000	9.000		12/15/19	13,475,250

Media – Cable – 0.1%
	Altice Financing SA(e)(f)
	3,200,000	6.500		01/15/22	3,352,000
	Cablevision Systems Corp.
	1,450,000	7.750		04/15/18	1,508,000
	SFR Group SA(e)(f)
	7,000,000	6.000		05/15/22	7,253,750

					12,113,750

Mining(e)(f) – 0.2%
	First Quantum Minerals Ltd.
	8,650,000	7.250		04/01/23	8,747,313
	3,700,000	7.500		04/01/25	3,727,750

					12,475,063

Noncaptive – Financial – 0.5%
	CIT Group, Inc.
	5,550,000	5.000		05/15/17	5,556,937
	CURO Financial Technologies Corp.(e)(f)
	8,000,000	12.000		03/01/22	8,240,000
	General Electric Co.
MXN	110,000,000	8.500		04/06/18	5,940,050
	Nationstar Mortgage LLC/Nationstar Capital Corp.(f)
	$6,450,000	6.500		08/01/18	6,514,500
	Navient Corp.
	1,650,000	4.625		09/25/17	1,666,756
	2,500,000	8.450		06/15/18	2,649,247
	Park Aerospace Holdings Ltd.(e)
	7,300,000	5.250		08/15/22	7,597,198

					38,164,688

Corporate Obligations – (continued)
Packaging(f) – 0.2%
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(e)
	9,700,000	6.000		02/15/25	9,784,875
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/ Reynolds Group Issuer Lu
	5,250,000	5.750		10/15/20	5,394,375

					15,179,250

Pharmaceuticals(e)(f) – 0.3%
	Valeant Pharmaceuticals International, Inc.
	8,900,000	6.375		10/15/20	8,054,500
	5,900,000	6.500		03/15/22	6,069,625
	7,350,000	7.000		03/15/24	7,552,125

					21,676,250

Pipelines(f) – 0.5%
	DCP Midstream Operating LP
	9,550,000	2.500		12/01/17	9,526,125
	Enterprise Products Operating LLC(g)
	29,675,000	4.742		08/01/66	29,600,812

					39,126,937

Property/Casualty Insurance(f)(g) – 0.1%
	The Chubb Corp.
	11,894,000	6.375		03/29/67	11,507,445

Real Estate Investment Trusts – 0.1%
	Corporacion Geo SA
	554,524	8.000	(d)	04/13/21	—
	Trust F/1401(e)(f)
	4,470,000	5.250		12/15/24	4,525,875

					4,525,875

Technology – Hardware(e) – 0.1%
	NXP BV/NXP Funding LLC
	8,200,000	4.125		06/01/21	8,507,500

Telecommunications – Cellular – 0.2%
	America Movil SAB de CV
MXN	256,740,000	6.000		06/09/19	13,194,123

Wireless Telecommunications – 1.1%
	Intelsat Jackson Holdings SA(f)
	$1,600,000	7.250		10/15/20	1,458,000
	20,050,000	7.500		04/01/21	18,045,000
	Sprint Communications, Inc.
	13,550,000	8.375		08/15/17	13,821,000
	7,700,000	9.000	(e)	11/15/18	8,373,750
	8,000,000	7.000		08/15/20	8,600,000
	Sprint Corp.
	16,850,000	7.125		06/15/24	17,903,125
	T-Mobile USA, Inc.(f)
	5,900,000	6.250		04/01/21	6,084,375
	Wind Acquisition Finance SA(e)(f)
	13,500,000	7.375		04/23/21	13,989,375

					88,274,625

Wirelines Telecommunications – 0.4%
	Frontier Communications Corp.
	5,150,000	8.125		10/01/18	5,459,000

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Wirelines Telecommunications – (continued)
	Telecom Italia Capital SA
	$5,600,000	7.200%	07/18/36	$5,943,000
	7,450,000	7.721	06/04/38	8,250,875
	Windstream Services LLC(f)
	13,300,000	7.750	10/15/20	13,482,875

				33,135,750

	TOTAL CORPORATE OBLIGATIONS
	(Cost $553,057,738)			$548,366,970

Mortgage-Backed Obligations – 12.5%
Adjustable Rate Non-Agency(g) – 5.2%
	American Home Mortgage Assets Trust Series 2006-2, Class 2A1
	$9,355,464	0.968%	09/25/46	$7,626,171
	American Home Mortgage Investment Trust Series 2006-3, Class 11A1
	156,860	0.958	12/25/46	136,156
	American Home Mortgage Investment Trust Series 2007-2, Class 11A1
	4,469,509	1.008	03/25/47	2,739,183
	Banc of America Funding Corp. Series 2006-H, Class 6A1
	21,626,759	0.971	10/20/36	18,319,093
	Bear Stearns Mortgage Funding Trust Series 2007-AR4, Class 1A1
	3,935,689	0.978	09/25/47	3,370,678
	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2005-4A, Class A1(e)
	5,523,346	1.182	10/25/36	5,013,334
	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-1A, Class A1(e)
	27,017,503	0.928	12/25/46	23,118,953
	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-3A, Class A1(e)
	14,407,968	0.908	08/25/47	12,196,614
	Citigroup Mortgage Loan Trust Series 2006-AR6, Class 2A2
	7,848,214	0.938	09/25/36	7,228,624
	Citigroup Mortgage Loan Trust, Inc. Series 2006-AR7, Class 2A2A
	4,386,135	3.318	11/25/36	3,816,754
	Countrywide Alternative Loan Trust Series 2005-16, Class A1
	3,856,316	2.259	06/25/35	3,650,823
	Countrywide Alternative Loan Trust Series 2005-9CB, Class 1A5
	841,925	1.278	05/25/35	703,089
	Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A2B
	2,496,679	0.948	11/25/36	2,284,632
	Countrywide Alternative Loan Trust Series 2006-HY11, Class A1
	373,117	0.898	06/25/36	303,420
	Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1
	296,739	0.991	03/20/46	244,596
	Countrywide Alternative Loan Trust Series 2007-19, Class 1A11
	10,715,124	1.278	08/25/37	6,281,415
	Countrywide Alternative Loan Trust Series 2007-HY6, Class A1
	5,247,943	0.988	08/25/47	4,566,535

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(g) – (continued)
	Countrywide Alternative Loan Trust Series 2007-OA11, Class A1A
	26,054,012	1.994	11/25/47	20,323,429
	Credit Suisse European Mortgage Capital Ltd. Series 2015-1HWA, Class A(e)
EUR	50,302,552	2.750	04/20/20	52,441,925
	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA5, Class A1A
	3,152,860	1.182	08/25/47	2,845,547
	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA5, Class A1B
	3,934,769	1.202	08/25/47	3,464,797
	Downey Savings & Loan Association Mortgage Trust Series 2005-AR5, Class 2A1A
	9,272,360	1.111	09/19/45	7,230,611
	GreenPoint Mortgage Funding Trust Series 2006-OH1, Class A1
	1,496,561	0.958	01/25/37	1,304,816
	GSR Mortgage Loan Trust Series 2006-OA1, Class 2A2
	27,819,711	1.038	08/25/46	14,326,124
	HarborView Mortgage Loan Trust Series 2006-11, Class A1A
	5,423,598	0.951	12/19/36	4,663,886
	HomeBanc Mortgage Trust Series 2006-1, Class 3A2
	2,993,032	2.890	04/25/37	2,394,525
	Indymac Index Mortgage Loan Trust Series 2005-AR10, Class A1
	4,901,599	1.298	06/25/35	4,459,560
	Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
	837,882	3.031	08/25/35	748,073
	Indymac Index Mortgage Loan Trust Series 2005-AR23, Class 6A1
	3,166,351	3.169	11/25/35	2,638,651
	Indymac Index Mortgage Loan Trust Series 2007-AR1, Class 1A1
	5,904,168	3.594	03/25/37	5,682,421
	Indymac Index Mortgage Loan Trust Series 2007-FLX4, Class 2A1
	7,086,537	1.162	07/25/37	6,300,871
	JPMorgan Alternative Loan Trust Series 2006-A2, Class 2A2
	6,367,368	3.312	05/25/36	5,364,057
	JPMorgan Alternative Loan Trust Series 2006-A5, Class 1A1
	6,298,220	0.938	10/25/36	5,770,170
	Lehman XS Trust Series 2005-5N, Class 1A1
	16,625,782	1.078	11/25/35	15,627,482
	Lehman XS Trust Series 2005-7N, Class 1A1A
	9,173,621	1.048	12/25/35	8,702,837
	Lehman XS Trust Series 2007-16N, Class 2A2
	11,834,126	1.832	09/25/47	10,174,615
	Lehman XS Trust Series 2007-4N, Class 3A2A
	5,257,805	1.388	03/25/47	4,725,539
	Lehman XS Trust Series 2007-5H, Class 3A4
	6,171,426	2.999	05/25/37	4,961,068
	Lehman XS Trust Series Series 2006-14N, Class 1A1A
	13,453,006	0.968	09/25/46	11,774,326
	Luminent Mortgage Trust Series 2007-2, Class 2A1
	1,505,516	1.008	05/25/37	1,213,471

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(g) – (continued)
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 1A1
$8,086,764	1.414%	12/25/46	$7,031,746
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
3,225,859	1.464	12/25/46	2,772,553
Master Adjustable Rate Mortgages Trust Series 2007-2, Class A1
3,532,972	0.928	03/25/47	3,173,379
Master Adjustable Rate Mortgages Trust Series 2007-3, Class 12A1
1,629,392	1.182	05/25/47	1,268,690
Master Adjustable Rate Mortgages Trust Series 2007-HF2, Class A1
5,237,572	1.088	09/25/37	4,971,389
Morgan Stanley Mortgage Loan Trust Series 2005-6AR, Class 1A3
1,241,280	1.188	11/25/35	1,216,457
Morgan Stanley Mortgage Loan Trust Series 2006-16AX, Class 1A
951,283	0.948	11/25/36	381,291
Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2006-AR4, Class A4A
2,224,174	1.018	12/25/36	1,837,614
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
5,118,458	1.614	01/25/46	4,032,221
Residential Accredit Loans, Inc. Series 2005-QA12, Class CB3
5,286,320	4.175	12/25/35	4,418,286
Residential Accredit Loans, Inc. Series 2006-QA2, Class 2A1
4,252,658	4.797	02/25/36	3,676,246
Residential Accredit Loans, Inc. Series 2006-QO1, Class 3A1
2,744,213	1.048	02/25/46	1,811,281
Residential Accredit Loans, Inc. Series 2006-QO7, Class 1A1
5,347,519	1.414	09/25/46	4,337,043
Residential Accredit Loans, Inc. Series 2006-QO7, Class 3A2
282,284	0.983	09/25/46	226,191
Residential Accredit Loans, Inc. Series 2007-QO4, Class A1A
1,859,103	0.968	05/25/47	1,663,493
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A1
4,610,628	3.483	09/25/35	4,174,692
Residential Funding Mortgage Securities I Series 2005-SA5, Class 2A
2,570,755	3.769	11/25/35	2,346,616
Structured Adjustable Rate Mortgage Loan Trust Series 2006-11, Class 1A1
5,010,029	0.938	12/25/36	4,548,743
Structured Adjustable Rate Mortgage Loan Trust Series 2006-9, Class 3A1
2,917,752	5.307	10/25/36	2,100,803
Structured Asset Mortgage Investments II Trust Series 2006-AR3, Class 21A1
3,728,228	1.178	02/25/36	2,902,992
Structured Asset Mortgage Investments II Trust Series 2006-AR5, Class 1A1
5,988,430	0.988	05/25/46	4,738,929

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(g) – (continued)
Structured Asset Mortgage Investments II Trust Series 2007-AR4, Class A4A
6,101,926	0.958	09/25/47	5,426,743
Structured Asset Mortgage Investments II Trust Series 2007-AR7, Class 1A1
1,632,859	1.628	05/25/47	1,338,287
Structured Asset Mortgage Investments II Trust Series 2007-AR7, Class 3A1
15,277,800	6.500	05/25/47	10,395,177
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR4, Class DA
2,591,144	1.584	06/25/46	1,617,648
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR1, Class A2A1
7,422,480	1.458	01/25/45	6,989,888
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR19, Class A1A1
456,668	1.048	12/25/45	443,654
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 1A1A
286,247	1.048	07/25/45	283,261
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 2A1A
1,030,605	1.068	07/25/45	984,003
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR9, Class A1A
3,662,958	1.418	07/25/45	3,606,617
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR19, Class 1A
8,208,140	1.354	01/25/47	7,260,484
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA4, Class A1A
6,020,856	1.374	04/25/47	5,060,483
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA6, Class 2A
4,640,983	1.720	07/25/47	3,653,331

TOTAL ADJUSTABLE RATE NON-AGENCY			$409,429,102

Collateralized Mortgage Obligations – 5.5%
Interest Only(h) – 0.3%
FHLMC STRIPS Series 304, Class C45
$35,014,695	3.000%	12/15/27	$3,340,836
FNMA REMIC Series 2011-100, Class S(g)
15,739,715	5.468	10/25/41	2,996,706
FNMA REMIC Series 2012-146, Class IO
3,480,400	3.500	01/25/43	658,606
GNMA REMIC Series 2013-182, Class PI
15,725,575	4.500	12/20/43	3,190,251
GNMA REMIC Series 2014-11, Class NI
13,139,860	4.500	12/16/42	1,893,513
GNMA REMIC Series 2014-180, Class PI
15,096,493	4.000	08/20/44	2,534,262
GNMA REMIC Series 2015-111, Class IW
17,720,383	4.000	06/20/45	2,765,018

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Collateralized Mortgage Obligations – (continued)
Interest Only(h) – (continued)
GNMA REMIC Series 2015-129, Class IC
$6,199,801	4.500%	09/16/45	$1,200,857
GNMA REMIC Series 2015-95, Class GI
51,982,503	4.500	07/16/45	11,079,202

			29,659,251

Inverse Floaters(g) – 3.7%
FHLMC REMIC Series 3753, Class SK
16,956,496	5.138	11/15/38	1,702,274
FHLMC REMIC Series 3852, Class SW
6,061,382	5.088	05/15/41	974,544
FHLMC REMIC Series 4273, Class PS
46,271,654	5.188	11/15/43	7,410,382
FHLMC REMIC Series 4320, Class SD
44,887,356	5.188	07/15/39	7,064,731
FHLMC REMIC Series 4326, Class GS
18,088,269	5.138	04/15/44	3,197,266
FHLMC REMIC Series 4431, Class ST
19,489,183	5.188	01/15/45	3,996,121
FHLMC REMIC Series 4468, Class SY
15,949,173	5.188	05/15/45	3,299,555
FNMA REMIC Series 2010-126, Class LS
6,674,744	4.216	11/25/40	1,079,221
FNMA REMIC Series 2012-88, Class SB
12,152,025	5.688	07/25/42	2,312,296
FNMA REMIC Series 2013-121, Class SA
44,333,849	5.118	12/25/43	7,030,369
FNMA REMIC Series 2013-130, Class SN
29,052,746	5.668	10/25/42	5,493,816
FNMA REMIC Series 2013-96, Class SW
47,975,687	5.118	09/25/43	7,558,685
FNMA REMIC Series 2014-19, Class MS
27,151,177	5.618	11/25/39	3,514,608
FNMA REMIC Series 2014-87, Class MS
18,234,408	5.268	01/25/45	2,925,942
FNMA REMIC Series 2015-20, Class ES
52,334,426	5.168	04/25/45	11,062,095
FNMA REMIC Series 2015-22, Class DS
12,821,036	5.218	04/25/45	2,690,119
FNMA REMIC Series 2015-24, Class SG
20,977,667	4.618	04/25/45	3,982,631
FNMA REMIC Series 2015-34, Class LS
34,758,792	5.118	06/25/45	6,776,883
FNMA REMIC Series 2015-79, Class SA
37,108,499	5.268	11/25/45	6,097,101
FNMA REMIC Series 2015-79, Class SE
14,672,259	5.268	11/25/45	2,375,310
FNMA REMIC Series 2015-81, Class SA
143,689,574	4.718	11/25/45	20,006,086
FNMA REMIC Series 2015-82, Class MS
105,320,856	4.718	11/25/45	15,092,984
FNMA REMIC Series 2015-86, Class BS
26,419,221	4.718	11/25/45	3,873,922
GNMA REMIC Series 2010-1, Class SD
8,535,116	4.812	01/20/40	1,372,076

Mortgage-Backed Obligations – (continued)
Inverse Floaters(g) – (continued)
GNMA REMIC Series 2010-162, Class SE
18,385,543	5.572	12/20/40	1,989,671
GNMA REMIC Series 2010-20, Class SC
12,201,071	5.172	02/20/40	2,024,996
GNMA REMIC Series 2010-20, Class SD
11,084,363	4.702	02/20/40	1,658,381
GNMA REMIC Series 2010-20, Class SE
17,056,747	5.272	02/20/40	2,889,207
GNMA REMIC Series 2010-31, Class SA
403,776	4.772	03/20/40	62,021
GNMA REMIC Series 2010-35, Class DS
13,241,442	4.702	03/20/40	1,981,063
GNMA REMIC Series 2010-37, Class SG
27,637,259	4.722	03/20/40	4,178,817
GNMA REMIC Series 2010-58, Class AI
4,373,677	4.792	05/20/40	669,753
GNMA REMIC Series 2010-59, Class SA
7,728,011	5.522	05/20/40	1,426,320
GNMA REMIC Series 2010-85, Class SN
16,642,920	4.962	07/20/40	2,954,633
GNMA REMIC Series 2010-9, Class XD
28,394,643	5.672	01/16/40	4,980,202
GNMA REMIC Series 2010-9, Class YD
38,031,830	5.872	01/16/40	6,992,966
GNMA REMIC Series 2010-90, Class ES
26,123,832	4.972	07/20/40	4,112,385
GNMA REMIC Series 2012-149, Class MS
6,798,487	5.272	12/20/42	1,148,867
GNMA REMIC Series 2013-103, Class DS
16,643,752	5.172	07/20/43	2,747,830
GNMA REMIC Series 2013-111, Class SA
17,544,875	5.722	07/20/43	3,295,777
GNMA REMIC Series 2013-113, Class SA
20,472,069	5.722	08/20/43	3,837,569
GNMA REMIC Series 2013-113, Class SD
72,813,229	5.772	08/16/43	13,579,958
GNMA REMIC Series 2013-117, Class PS
23,544,922	5.172	04/20/43	3,575,139
GNMA REMIC Series 2013-134, Class DS
142,733	5.122	09/20/43	23,724
GNMA REMIC Series 2013-147, Class SD
22,653,930	5.672	12/20/39	4,180,774
GNMA REMIC Series 2013-152, Class SJ
25,841,210	5.172	05/20/41	4,271,495
GNMA REMIC Series 2013-152, Class TS
421,877	5.122	06/20/43	68,847
GNMA REMIC Series 2013-167, Class SG
21,323,615	5.172	11/20/43	3,462,857
GNMA REMIC Series 2014-132, Class SL
29,651,440	5.122	10/20/43	4,301,359
GNMA REMIC Series 2014-133, Class BS
13,251,523	4.622	09/20/44	1,989,683
GNMA REMIC Series 2014-3, Class TS
10,244,875	4.572	01/20/44	1,521,922
GNMA REMIC Series 2014-41, Class SA
29,885,844	5.122	03/20/44	4,994,663

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Inverse Floaters(g) – (continued)
GNMA REMIC Series 2014-5, Class SA
$15,777,743	4.572%	01/20/44	$2,253,461
GNMA REMIC Series 2014-56, Class ST
23,129,142	5.172	12/16/39	3,430,766
GNMA REMIC Series 2014-76, Class SA
33,748,969	4.622	01/20/40	4,894,026
GNMA REMIC Series 2014-96, Class SE
20,244,892	4.622	07/20/44	2,932,171
GNMA REMIC Series 2015-110, Class MS
20,837,319	4.732	08/20/45	3,144,172
GNMA REMIC Series 2015-111, Class SM
17,911,390	5.222	08/20/45	3,058,293
GNMA REMIC Series 2015-112, Class SB
34,677,261	4.762	08/20/45	5,260,128
GNMA REMIC Series 2015-123, Class SE
21,277,988	4.742	09/20/45	3,151,408
GNMA REMIC Series 2015-126, Class HS
37,619,826	5.222	09/20/45	6,290,625
GNMA REMIC Series 2015-126, Class LS
11,662,932	5.222	09/20/45	1,991,396
GNMA REMIC Series 2015-133, Class SA
6,614,272	4.722	09/20/45	974,999
GNMA REMIC Series 2015-133, Class SB
9,410,366	4.722	09/20/45	1,412,082
GNMA REMIC Series 2015-144, Class QS
19,787,280	4.722	10/20/45	2,510,311
GNMA REMIC Series 2015-167, Class SA
21,070,370	5.272	11/20/45	3,530,815
GNMA REMIC Series 2015-168, Class SD
32,686,323	5.222	11/20/45	5,369,265
GNMA REMIC Series 2016-4, Class SM
92,104,016	4.672	01/20/46	13,977,392
GNMA REMIC Series 2016-6, Class S
23,644,053	4.672	01/20/46	3,431,660
GNMA REMIC Series 2016-6, Class SB
47,021,670	4.672	01/20/46	7,212,099

			294,634,965

Planned Amortization Class(g) – 0.1%
GNMA REMIC Series 2011-50, Class PS
30,267,114	5.122	02/20/41	4,866,338

Regular Floater(g) – 0.7%
Countrywide Alternative Loan Trust Series 2005-26CB, Class A1
794,179	1.278	07/25/35	606,807
Countrywide Alternative Loan Trust Series 2005-36, Class 2A1A
6,745,495	1.088	08/25/35	5,475,822
Countrywide Alternative Loan Trust Series 2005-64CB, Class 1A12
1,036,243	1.578	12/25/35	859,593
FHLMC REMIC Series 3231, Class FB
607,585	1.262	10/15/36	608,095
FHLMC REMIC Series 3314, Class FC
363,833	1.312	12/15/36	364,699
FHLMC REMIC Series 3371, Class FA
503,736	1.512	09/15/37	507,825

Mortgage-Backed Obligations – (continued)
Regular Floater(g) – (continued)
FHLMC REMIC Series 3545, Class FA
655,678	1.762	06/15/39	661,835
FHLMC REMIC Series 3827, Class KF
904,907	1.282	03/15/41	906,433
FHLMC Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M3
8,210,000	4.078	10/25/27	8,798,585
FHLMC Structured Agency Credit Risk Debt Notes Series 2015-HQ1, Class M3
15,550,000	4.578	03/25/25	16,699,545
FHLMC Structured Agency Credit Risk Debt Notes Series 2016-DNA2, Class M3
4,852,000	5.428	10/25/28	5,244,598
FHLMC Structured Agency Credit Risk Debt Notes Series 2016-DNA3, Class M3
2,000,000	5.778	12/25/28	2,203,795
FNMA Connecticut Avenue Securities Series 2014-C03, Class 1M1
4,938,406	1.978	07/25/24	4,947,955
FNMA REMIC Series 2006-45, Class TF
1,109,577	1.382	06/25/36	1,112,676
FNMA REMIC Series 2006-76, Class QF
1,177,990	1.382	08/25/36	1,181,300
FNMA REMIC Series 2006-79, Class PF
1,198,960	1.382	08/25/36	1,202,422
FNMA REMIC Series 2007-33, Class HF
1,477,979	1.332	04/25/37	1,479,144
FNMA REMIC Series 2007-75, Class VF
428,780	1.432	08/25/37	430,648
FNMA REMIC Series 2009-84, Class WF
241,204	2.082	10/25/39	244,715
Sequoia Mortgage Trust Series 2007-3, Class 2AA1
4,369,582	3.308	07/20/37	3,677,693

			57,214,185

Sequential Fixed Rate – 0.6%
Banc of America Funding Corp. Series 2007-8, Class 2A1
1,836,914	7.000	10/25/37	1,091,932
BCAP LLC Trust Series 2007-AA2, Class 2A7
1,714,906	6.000	04/25/37	1,457,283
Citicorp Mortgage Securities, Inc. Series 2007-4, Class 2A1
87,148	5.500	05/25/22	88,950
Citigroup Mortgage Loan Trust Series 2007-9, Class 1A1(e)
7,507,110	5.750	04/25/47	5,859,295
CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A7
6,122,273	5.750	03/25/37	5,429,606
Countrywide Alternative Loan Trust Series 2005-77T1, Class 1A2
2,213,547	6.000	02/25/36	1,784,321
Countrywide Alternative Loan Trust Series 2007-15CB, Class A5
1,131,877	5.750	07/25/37	1,006,948
Countrywide Alternative Loan Trust Series 2007-18CB, Class 2A25
433,108	6.000	08/25/37	395,970

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
Countrywide Home Loans Mortgage Pass-Through Trust Series 2007-1, Class A4
$1,244,866	6.000%	03/25/37	$1,100,461
Countrywide Home Loans Mortgage Pass-Through Trust Series 2007-7, Class A3
2,267,713	5.750	06/25/37	2,040,978
Countrywide Home Mortgage Loan Pass-Through Trust Series 2007-10, Class A5
1,838,795	6.000	07/25/37	1,570,778
Countrywide Home Mortgage Pass-Through Trust Series 2007-10, Class A22
3,456,021	6.000	07/25/37	2,952,283
JPMorgan Alternative Loan Trust Series 2008-R2, Class A1(e)
7,806,933	6.000	11/25/36	6,340,716
Morgan Stanley Mortgage Loan Trust Series 2005-4, Class 1A
459,172	5.000	08/25/35	459,390
Residential Accredit Loans, Inc. Series 2006-QS2, Class 1A9
647,485	5.500	02/25/36	542,728
Residential Accredit Loans, Inc. Series 2006-QS6, Class 1A13
1,041,633	6.000	06/25/36	903,710
Residential Accredit Loans, Inc. Series 2006-QS9, Class 1A11
1,872,632	6.500	07/25/36	1,593,881
Residential Asset Securitization Trust Series 2006-A15, Class A13
6,445,511	6.250	01/25/37	4,399,723
Residential Asset Securitization Trust Series 2006-A8, Class 1A1
1,423,932	6.000	08/25/36	1,251,981
Residential Asset Securitization Trust Series 2006-A8, Class 2A3
6,792,706	6.000	08/25/36	3,787,649
Residential Funding Mortgage Securities I Series 2007-S9, Class 1A1
4,660,875	6.000	10/25/37	3,884,044
Wells Fargo Mortgage Backed Securities Trust Series 2007-11, Class A85
1,001,286	6.000	08/25/37	972,908

			48,915,535

Sequential Floating Rate(g) – 0.1%
Banc of America Funding Corp. Series 2007-2, Class 2A1
78,107	4.889	03/25/37	77,813
Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A3
5,278,898	1.278	08/25/37	4,016,417
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR10, Class A1
994,666	0.878	12/25/36	679,625

			4,773,855

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$440,064,129

Commercial Mortgage-Backed Securities – 1.2%
Sequential Fixed Rate – 0.4%
CSMC Trust Series 2014-USA, Class E(e)
$9,050,000	4.373%	09/15/37	$7,761,296

Mortgage-Backed Obligations – (continued)
Commercial Mortgage-Backed Securities – (continued)
Sequential Fixed Rate – (continued)
FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A1
18,131,845	2.779	09/25/22	18,465,892
WF-RBS Commercial Mortgage Trust Series 2012-C6, Class B
2,500,000	4.697	04/15/45	2,680,825

			28,908,013

Sequential Floating Rate(g) – 0.8%
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class E(e)
12,450,000	3.912	04/10/28	12,422,387
Citigroup Commercial Mortgage Trust Series 2015-SSHP, Class D(e)
10,013,500	3.962	09/15/17	10,035,376
GS Mortgage Securities Trust Series 2007-GG10, Class A1A
18,321,179	5.949	08/10/45	18,361,940
Hilton Mortgage Trust Series 2014-ORL, Class E(e)
10,050,000	2.774	07/15/29	10,055,002
Invitation Homes Trust Series 2015-SFR2, Class E(e)
100,000	4.093	06/17/32	100,757
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-CBM, Class E(e)
9,600,000	4.762	10/15/29	9,686,563
Tricon American Homes Trust Series 2015-SFR1, Class D(e)
1,920,000	3.143	05/17/32	1,917,133
Tricon American Homes Trust Series 2015-SFR1, Class E(e)
3,790,000	3.943	05/17/32	3,795,580

			66,374,738

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$95,282,751

Federal Agencies – 0.6%
FHLMC – 0.0%
$21,708	5.000%	01/01/33	$23,772
1,787	5.000	03/01/33	1,955
10,905	5.000	04/01/33	11,928
3,027	5.000	05/01/33	3,311
7,591	5.000	06/01/33	8,304
43,950	5.000	07/01/33	48,073
62,473	5.000	08/01/33	68,339
7,885	5.000	09/01/33	8,639
13,224	5.000	10/01/33	14,465
32,607	5.000	11/01/33	35,666
15,388	5.000	12/01/33	16,831
14,297	5.000	01/01/34	15,639
44,494	5.000	02/01/34	48,667
19,767	5.000	03/01/34	21,620
28,892	5.000	04/01/34	31,599
54,323	5.000	05/01/34	59,419
644,063	5.000	06/01/34	704,483
11,051	5.000	11/01/34	12,087
179,236	5.000	04/01/35	196,052
16,990	5.000	11/01/35	18,584

			1,349,433

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – 0.6%
$2,818,183	3.094%	01/01/18		$2,828,208
5,884,185	3.434	01/01/18		5,908,259
46,538	5.000	01/01/18		47,634
256,560	5.000	02/01/18		263,666
194,765	5.000	03/01/18		200,160
290,231	5.000	04/01/18		298,271
29,997	5.000	05/01/18		30,828
27,564	5.000	06/01/18		28,328
331	5.500	01/01/19		339
17,682	5.500	02/01/19		18,097
21,577	5.500	03/01/19		22,132
11,024	5.500	04/01/19		11,290
9,320	5.500	05/01/19		9,609
43,993	5.500	06/01/19		45,147
130,668	5.500	07/01/19		134,197
124,496	5.500	08/01/19		128,047
115,449	5.500	09/01/19		119,366
35,173	5.500	10/01/19		36,306
37,245	5.500	11/01/19		38,544
61,056	5.500	12/01/19		63,133
5,930	5.500	01/01/20		6,170
1,929	5.500	06/01/20		1,982
673,336	5.500	07/01/20		697,079
1,750,656	3.416	10/01/20		1,814,949
1,327,497	3.619	12/01/20		1,389,481
5,310,866	4.381	06/01/21		5,729,258
3,322	6.000	01/01/24		3,751
72,260	6.000	04/01/24		81,586
946,822	5.500	05/01/25		972,899
4,176	4.500	09/01/29		4,501
6,678	6.000	12/01/32		7,506
759	6.000	01/01/33		854
3,653	6.000	04/01/33		4,106
156,437	6.000	10/01/33		180,030
5,492	6.000	02/01/34		6,179
41,607	6.000	03/01/34		46,809
126,531	6.000	08/01/34		144,439
30,166	6.000	11/01/34		33,937
306,235	6.000	05/01/35		348,877
60,313	6.000	06/01/35		68,499
184,509	6.000	10/01/35		208,996
22,382	6.000	11/01/35		25,404
30,070	6.000	12/01/35		33,816
116,359	6.000	02/01/36		130,812
10,502	6.000	05/01/36		11,967
590,117	6.000	08/01/36		666,556
34,630	6.000	09/01/36		39,450
19,029	6.000	10/01/36		21,832
241,174	6.000	11/01/36		276,854
368,739	6.000	12/01/36		415,536
1,181,112	6.000	01/01/37		1,329,131
1,982,747	6.000	02/01/37		2,249,058
75,024	6.000	04/01/37		85,509
567,260	6.000	05/01/37		638,399
1,085,289	6.000	07/01/37		1,239,363
65,155	4.500	08/01/37		70,132

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
1,196,674	6.000	08/01/37		1,355,993
33,003	6.000	09/01/37		37,144
571,552	6.000	10/01/37		651,317
4,446	6.000	11/01/37		5,081
312,987	6.000	12/01/37		352,306
990,617	6.000	01/01/38		1,121,311
67,975	5.000	03/01/38		75,067
77,808	6.000	03/01/38		88,673
261,560	6.000	05/01/38		296,556
18,220	6.000	07/01/38		20,528
19,943	6.000	08/01/38		22,688
481,200	6.000	09/01/38		547,152
309,032	6.000	10/01/38		351,601
1,725,943	6.000	11/01/38		1,958,989
4,671,396	6.000	12/01/38		5,265,551
2,691	6.000	01/01/39		3,038
14,423	4.500	04/01/39		15,550
7,090	6.000	04/01/39		8,095
105,716	6.000	07/01/39		121,648
21,718	4.000	08/01/39		22,880
11,479	4.000	09/01/39		12,093
79,135	6.000	09/01/39		89,161
62,604	4.500	10/01/39		68,627
747,529	6.000	10/01/39		852,729
234,589	6.000	10/01/40		264,024
9,257	4.500	05/01/41		10,010
1,227,771	6.000	05/01/41		1,381,711
36,222	4.500	06/01/41		39,079
128,011	6.000	07/01/41		146,290
50,226	4.500	08/01/41		54,587
11,841	4.500	10/01/41		12,804
396,230	5.000	11/01/41		433,444
11,469	6.000	01/01/42		13,238
5,538	4.500	11/01/42		5,954
58,460	4.500	12/01/43		63,290
1,000,000	6.000	TBA-30yr	(i)	1,130,625

				46,116,102

TOTAL FEDERAL AGENCIES				$47,465,535

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $942,413,202)				$992,241,517

Agency Debentures – 0.6%
FFCB
$31,600,000	3.440%	06/17/30		$32,839,068
11,000,000	2.850	02/10/31		10,642,995
3,000,000	3.020	04/09/31		2,952,111

TOTAL AGENCY DEBENTURES
(Cost $44,558,545)				$46,434,174

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – 29.9%
Auto(e) – 0.1%
Skopos Auto Receivables Trust Series 2015-1A, Class A
$1,553,039	3.100%	12/15/23	$1,550,913
Skopos Auto Receivables Trust Series 2015-2A, Class A
3,192,390	3.550	02/15/20	3,196,097

			4,747,010

Collateralized Loan Obligations(e)(g) – 14.9%
ACIS CLO Ltd. Series 2013-1A, Class A1
17,813,220	1.752	04/18/24	17,706,216
ACIS CLO Ltd. Series 2013-1A, Class B
3,516,015	2.832	04/18/24	3,516,117
ACIS CLO Ltd. Series 2013-1A, Class C
2,220,765	3.832	04/18/24	2,221,027
ACIS CLO Ltd. Series 2013-2A, Class A
9,484,814	1.381	10/14/22	9,483,486
ACIS CLO Ltd. Series 2013-2A, Class B
9,224,889	2.671	10/14/22	9,225,802
ACIS CLO Ltd. Series 2013-2A, Class BR
19,350,000	2.200	10/14/22	19,350,000
ACIS CLO Ltd. Series 2013-2A, Class C1
7,085,784	3.701	10/14/22	7,092,360
Acis CLO Ltd. Series 2013-2A, Class C2R
15,200,000	2.450	10/14/22	15,200,000
ACIS CLO Ltd. Series 2014-4A, Class A
144,665,932	2.306	05/01/26	144,913,600
Anchorage Capital CLO 4 Ltd. Series 2014-4A, Class A1A
1,500,000	2.340	07/28/26	1,500,152
Cedar Funding V CLO Ltd. Series 2016-5A, Class A1
850,000	2.417	07/17/28	858,480
Crown Point CLO III Ltd. Series 2015-3A, Class A1A
26,962,244	2.290	12/31/27	26,990,662
Crown Point CLO Ltd. Series 2012-1A, Class A1LA
1,856,404	1.661	11/21/22	1,850,089
Crown Point CLO Ltd. Series 2012-1A, Class A2L
795,898	3.621	11/21/22	796,879
Crown Point CLO Ltd. Series 2012-1A, Class A3L
636,717	4.871	11/21/22	637,949
Crown Point CLO Ltd. Series 2013-2A, Class A1L
104,345,910	1.851	12/31/23	103,993,638
Doral CLO 1 Ltd. Series 2012-3A, Class A1
3,174,521	2.443	12/19/22	3,184,032
Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A1B
64,150,000	2.310	04/28/25	64,212,546
Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A
114,100,000	2.272	07/25/27	113,935,924
Hildene CLO II Ltd. Series 2014-2A, Class A
1,800,000	2.328	07/19/26	1,801,514
Hildene CLO II Ltd. Series 2014-2A, Class B1
350,000	3.078	07/19/26	350,031
MidOcean Credit CLO III Series 2014-3A, Class A
1,300,000	2.341	07/21/26	1,300,021
Ocean Trails CLO IV Series 2013-4A, Class A
1,300,000	2.202	08/13/25	1,300,125
OCP CLO Ltd. Series 2012-2A, Class A1R
10,850,000	2.316	11/22/25	10,883,255

Asset-Backed Securities – (continued)
Collateralized Loan Obligations(e)(g) – (continued)
OCP CLO Ltd. Series 2014-5A, Class A1
112,160,000	1.884	04/26/26	112,160,000
OFSI Fund V Ltd. Series 2013-5A, Class A1LA
9,236,715	1.810	04/17/25	9,208,488
OFSI Fund VI Ltd. Series 2014-6A, Class A1
98,374,560	1.910	03/20/25	97,507,782
OFSI Fund VII Ltd. Series 2014-7A, Class A
117,675,963	2.222	10/18/26	117,743,744
OFSI Fund VII Ltd. Series 2014-7A, Class B
148,590	3.012	10/18/26	148,596
Regatta IV Funding Ltd. Series 2014-1A, Class A1
1,289,057	2.292	07/25/26	1,289,098
Sound Point CLO VI Ltd. Series 2014-2A, Class A1
849,673	2.241	10/20/26	849,150
Trinitas CLO II Ltd. Series 2014-2A, Class A1
46,725,200	2.150	07/15/26	46,503,022
Trinitas CLO Ltd. Series 2014-1A, Class A1
58,150,000	2.410	04/15/26	58,171,225
Wasatch Ltd. Series 2006-1A, Class A1B
557,974	1.142	11/14/22	552,394
Z Capital Credit Partners CLO Ltd. Series 2015-1A, Class A1
100,576,158	2.210	07/16/27	100,254,616
Zais CLO 1 Ltd. Series 2014-1A, Class A1
77,111,170	2.280	04/15/26	78,191,497

			1,184,883,517

Home Equity – 1.7%
ACE Securities Corp. Home Equity Loan Trust Series 2007-ASAP1, Class A2C(g)
10,170,344	1.038	03/25/37	5,877,888
ACE Securities Corp. Home Equity Loan Trust Series 2007-HE2, Class A2D(g)
16,641,000	1.048	05/25/36	11,851,973
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-R8, Class M2(g)
5,440,000	1.268	10/25/35	5,135,299
Bayview Financial Mortgage Pass-Through Trust Series 2006-A, Class M3(g)
10,095,000	1.431	02/28/41	8,994,357
Bayview Opportunity Master Fund IIIb RPL Trust Series 2015-3, Class A1(e)(j)
2,953,837	3.623	04/28/30	2,959,384
Citigroup Mortgage Loan Trust Series 2006-WFH1, Class M3(g)
6,400,000	1.178	01/25/36	6,167,997
Citigroup Mortgage Loan Trust Series 2007-WFH2, Class A4(g)
300,000	1.128	03/25/37	292,484
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB8, Class AF2(j)
56,808	3.986	12/25/35	57,044
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB8, Class AF3(j)
9,006,000	3.986	12/25/35	8,870,779
First Franklin Mortgage Loan Trust Series 2006-FF12, Class A4(g)
1,733,517	0.918	09/25/36	1,681,037
First Franklin Mortgage Loan Trust Series 2006-FF6, Class A4(g)
25,000,000	1.028	04/25/36	22,571,635

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Home Equity – (continued)
GSAA Home Equity Trust Series 2007-10, Class A2A
$3,870,823	6.500%	11/25/37	$2,798,900
HSI Asset Securitization Corp. Trust Series 2006-OPT1, Class 2A4(g)
8,600,000	1.078	12/25/35	8,357,576
JPMorgan Mortgage Acquisition Trust Series 2006-CH1, Class A5(g)
3,429,081	1.008	07/25/36	3,386,872
JPMorgan Mortgage Acquisition Trust Series 2007-CH2, Class AV5(g)
7,450,000	1.038	01/25/37	6,997,497
Lehman XS Trust Series 2006-16N, Class A321(g)
6,514,320	0.978	11/25/46	5,629,618
Lehman XS Trust Series 2007-3, Class 1BA2(g)
288,995	1.821	03/25/37	240,173
Morgan Stanley Mortgage Loan Trust Series 2007-1XS, Class 2A1(g)
7,428,677	0.858	09/25/46	2,868,281
Saxon Asset Securities Trust Series 2007-2, Class A2C(g)
6,218,419	1.018	05/25/47	4,515,535
Securitized Asset Backed Receivables LLC Trust Series 2004-DO1, Class M1(g)
4,197,481	1.753	07/25/34	4,112,350
Structured Asset Securities Corp. Mortgage Loan Trust Series 2007-EQ1, Class A1(g)
5,117,890	0.993	03/25/37	3,980,211
Vericrest Opportunity Loan Trust XXV LLC Series 2015-NPL8, Class A1(e)(j)
16,556,778	3.500	06/26/45	16,581,568
Wachovia Mortgage Loan Trust Series 2005-WMC1, Class M1(g)
3,239,455	1.438	10/25/35	3,214,027

			137,142,485

Other(e)(g) – 2.9%
Mortgage Repurchase Agreement Financing Trust Series 2016-1, Class A
61,850,000	1.672	09/10/18	61,850,000
Mortgage Repurchase Agreement Financing Trust Series 2016-1, Class A2
35,950,000	1.722	04/10/19	35,950,000
Mortgage Repurchase Agreement Financing Trust Series 2016-2, Class A
101,250,000	2.072	03/10/19	101,273,753
Mortgage Repurchase Agreement Financing Trust Series 2016-3, Class A1
11,700,000	1.772	11/10/18	11,701,471
Station Place Securitization Trust Series 2015-2, Class A
22,500,000	1.821	05/15/18	22,500,000

			233,275,224

Student Loan(g) – 10.3%
Academic Loan Funding Trust Series 2012-1A, Class A2(e)
46,600,000	1.878	12/27/44	46,418,735
Access Group, Inc. Series 2006-1, Class A2
2,764,973	1.040	08/25/23	2,763,035

Asset-Backed Securities – (continued)
Student Loan(g) – (continued)
Access Group, Inc. Series 2015-1, Class A(e)
33,568,263	1.478	07/25/56	33,341,956
Bank of America Student Loan Trust Series 2010-1A, Class A(e)
144,646	1.682	02/25/43	145,220
Brazos Higher Education Authority, Inc. Series 2005-2, Class A11(f)
11,121,727	1.137	09/27/21	11,094,596
EFS Volunteer No. 2 LLC Series 2012-1, Class A2(e)
40,450,000	2.128	03/25/36	40,967,566
EFS Volunteer No. 3 LLC Series 2012-1, Class A3(e)
25,300,000	1.778	04/25/33	25,286,019
GCO Education Loan Funding Trust Series 2006-1, Class A8L
3,441,680	1.055	05/25/25	3,405,897
Higher Education Funding I Series 2005-1, Class A4
10,018,755	1.065	02/25/30	9,947,210
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A3
22,700,000	1.831	07/20/43	21,962,407
Nelnet Student Loan Trust Series 2005-4, Class A3
19,225,874	1.126	06/22/26	19,215,409
Nelnet Student Loan Trust Series 2006-1, Class A6(e)
40,900,000	1.370	08/23/36	38,491,027
Northstar Education Finance, Inc. Series 2007-1, Class A1(f)
9,000,000	0.990	04/28/30	8,844,928
Panhandle-Plains Higher Education Authority, Inc. Series 2011-1, Class A2
4,062,059	1.796	07/01/24	4,084,853
Scholar Funding Trust Series 2010-A, Class A(e)
30,481,163	1.640	10/28/41	30,032,932
SLC Student Loan Trust Series 2005-3, Class A3
8,800,000	1.083	06/15/29	8,696,147
SLM Student Loan Trust Series 2003-14, Class A5
11,738,900	1.112	01/25/23	11,738,870
SLM Student Loan Trust Series 2003-7A, Class A5A(e)
34,700,177	2.163	12/15/33	34,764,882
SLM Student Loan Trust Series 2004-8A, Class A6(e)
31,100,000	1.512	01/25/40	29,919,858
SLM Student Loan Trust Series 2005-4, Class A3
60,123,841	1.002	01/25/27	59,570,089
SLM Student Loan Trust Series 2005-5, Class A4
12,900,000	1.022	10/25/28	12,726,939
SLM Student Loan Trust Series 2005-5, Class A5
8,203,000	1.632	10/25/40	8,027,572
SLM Student Loan Trust Series 2006-10, Class A5A
346,534	0.982	04/25/27	345,991
SLM Student Loan Trust Series 2007-1, Class A5
44,209,546	0.972	01/26/26	43,993,785
SLM Student Loan Trust Series 2007-2, Class A4
81,200,000	0.942	07/25/22	78,284,871
SLM Student Loan Trust Series 2008-2, Class A3
17,385,278	1.632	04/25/23	17,132,617
SLM Student Loan Trust Series 2008-3, Class A3
18,648,704	1.882	10/25/21	18,644,167
SLM Student Loan Trust Series 2008-4, Class A4
49,826,335	2.532	07/25/22	50,794,515

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value
Asset-Backed Securities – (continued)
Student Loan(g) – (continued)
	SLM Student Loan Trust Series 2008-5, Class A4
	$76,463,407	2.582%		07/25/23	$78,126,845
	SLM Student Loan Trust Series 2008-6, Class A4
	22,590,000	1.982		07/25/23	22,644,358
	SLM Student Loan Trust Series 2008-8, Class A4
	13,600,000	2.382		04/25/23	13,850,679
	SunTrust Student Loan Trust Series 2006-1A, Class A4(e)
	31,017,261	1.080		10/28/37	29,174,969
	Wachovia Student Loan Trust Series 2005-1, Class A5
	8,338,259	1.012		01/26/26	8,302,296

					822,741,240

	TOTAL ASSET-BACKED SECURITIES
	(Cost $2,337,070,884)				$2,382,789,476

Foreign Debt Obligations – 26.8%
Sovereign – 26.8%
	Brazil Letras do Tesouro Nacional(k)
BRL	322,798,000	0.000%		01/01/18	$96,171,856
	Brazil Notas do Tesouro Nacional
	13,783,159	6.000		08/15/40	4,865,672
	167,906,379	6.000		08/15/50	59,992,661
	Dominican Republic
DOP	61,100,000	10.375		03/04/22	1,306,678
	98,700,000	14.500		02/10/23	2,382,064
	$16,140,000	6.600	(e)	01/28/24	17,511,900
	15,330,000	6.600		01/28/24	16,633,050
	9,312,000	5.875		04/18/24	9,754,320
	55,610,000	5.500	(e)	01/27/25	56,722,200
	2,784,000	8.625		04/20/27	3,281,640
DOP	30,000,000	18.500		02/04/28	900,445
	58,700,000	11.375		07/06/29	1,258,669
	Japan Treasury Discount Bill(k)
JPY	120,880,000,000	0.000		05/08/17	1,086,011,197
	35,150,000,000	0.000		06/19/17	315,880,828
	Japanese Government CPI Linked Bond
	4,659,983,000	0.100		09/10/24	43,908,400
	27,403,637,450	0.100		03/10/26	259,562,882
	Perusahaan Penerbit SBSN(e)
	$1,860,000	3.400		03/29/22	1,870,230
	30,900,000	4.150		03/29/27	31,029,780
	Republic of Indonesia
EUR	2,510,000	2.625	(e)	06/14/23	2,801,510
	$23,015,000	5.875		01/15/24	26,122,025
	United Mexican States
MXN	1,115,337,340	0.000	(k)	06/08/17	58,872,607
	600,614,300	4.750		06/14/18	31,348,366
	1,546,000	7.750		11/23/34	85,495
	15,377,700	8.500		11/18/38	914,130
	2,663,200	8.000		11/07/47	150,933

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $2,130,709,021)				$2,129,339,538

Structured Notes(k) – 0.6%
	Arab Republic of Egypt (Issuer Citibank NA)
	EGP
	$344,375,000	0.000%		08/17/17	$17,773,398
	74,125,000	0.000		08/31/17	3,796,411
	314,550,000	0.000		02/08/18	14,985,695
	32,375,000	0.000		03/08/18	1,522,872
	Arab Republic of Egypt (Issuer HSBC Bank PLC)(e)
	211,725,000	0.000		09/14/17	10,795,629

	TOTAL STRUCTURED NOTES
	(Cost $49,342,533)				$48,874,005

Municipal Debt Obligations(f) – 1.5%
Puerto Rico – 1.5%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A
	$1,655,000	6.000%		07/01/38	$1,307,450
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A
	45,000	5.250		07/01/42	34,313
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D
	2,695,000	5.000		07/01/33	2,048,200
	Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A(d)
	3,035,000	5.750		07/01/41	1,783,062
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A(d)
	1,495,000	5.500		07/01/32	878,313
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B(d)
	1,160,000	5.875		07/01/36	687,300
	3,340,000	5.750		07/01/38	1,953,900
	2,170,000	6.000		07/01/39	1,288,438
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 C(d)
	1,780,000	6.000		07/01/39	1,036,850
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 A(d)
	1,120,000	6.000		07/01/34	645,400
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 E(d)
	1,010,000	5.625		07/01/32	594,638
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A(d)
	515,000	5.500		07/01/26	303,850
	1,975,000	5.500		07/01/39	1,165,250
	2,115,000	5.000		07/01/41	1,197,619
	Puerto Rico Commonwealth GO Bonds Series 2014 A(d)
	9,635,000	8.000		07/01/35	5,973,700
	Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2001 A(d)
	1,960,000	5.125		07/01/31	1,158,850
	Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2004 A(d)
	455,000	5.000		07/01/34	267,313

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate		Maturity Date	Value
Municipal Debt Obligations(f) – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2006 A(d)
$605,000	5.250%		07/01/27	$356,194
Puerto Rico Commonwealth GO Unrefunded Balance Refunding for Public Improvement 2006 B(d)
670,000	5.000		07/01/35	393,625
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation Series 2010 A(k)
2,005,000	0.000		08/01/35	201,643
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation SubSeries 2010 C(k)
5,315,000	0.000		08/01/37	480,582
4,330,000	0.000		08/01/38	366,794
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A
1,650,000	5.250		08/01/27	651,750
18,380,000	6.750		08/01/32	8,271,000
16,765,000	5.750		08/01/37	7,187,994
155,000	6.375		08/01/39	68,588
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A
9,275,000	0.000	(k)	08/01/33	2,736,310
19,110,000	5.500		08/01/37	7,811,212
20,640,000	5.375		08/01/39	8,191,397
48,210,000	5.500		08/01/42	19,464,787
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C
5,990,000	5.375		08/01/38	2,407,201
60,650,000	5.250		08/01/41	23,956,750
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1
14,210,000	5.000		08/01/43	5,701,762
9,605,000	5.250		08/01/43	3,842,000
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A
16,650,000	5.500		08/01/28	6,639,187

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $204,988,108)				$121,053,222

U.S. Treasury Obligations – 3.4%
United States Treasury Inflation Indexed Bonds
$22,477,062	0.125%		04/15/18	$22,675,085
76,675,840	0.125	(l)	04/15/19	77,819,077
103,574,322	0.125	(l)	04/15/20	105,156,938
45,894,016	0.125		04/15/21	46,400,686
312,168	0.625		01/15/24	319,897
5,265,978	0.125	(l)	07/15/24	5,221,638
4,407,844	0.250		01/15/25	4,373,463
7,794,950	0.875		02/15/47	7,685,275

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $269,234,460)				$269,652,059

Shares	Description	Value

Common Stock(b)(c)(d) – 1.1%
Oil, Gas & Consumable Fuels – 1.1%
7,667,598	Blue Ridge Mountain Resource, Inc.
(Cost $76,509,670)		$85,877,097

Shares	Distribution Rate	Value

Investment Company(b)(g) – 4.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
339,445,835	0.617%	$339,445,835
(Cost $339,445,835)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $7,165,332,446)		$7,113,950,391

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 4.5%
Certificates of Deposit – 2.0%
Abbey National Treasury Services PLC
$25,000,000	1.212%	09/19/17	$25,000,463
Bank of Montreal Chicago
7,250,000	1.302	03/27/18	7,246,657
BNP Paribas New York
5,000,000	1.170	05/03/17	5,000,973
Credit Suisse New York
6,100,000	1.775	11/03/17	6,112,589
DG Bank NY
2,000,000	1.427	08/16/18	1,999,458
Landesbank Baden-Wuerttemberg
7,500,000	0.010	03/23/18	7,511,228
Landesbank Hessen-Thuringen
5,000,000	1.330	09/11/17	5,001,148
Mitsubishi Trust & Banking Corp.
3,000,000	1.384	06/01/17	3,002,794
Mizuho Bank Ltd.
10,000,000	1.673	10/16/17	10,020,502
11,000,000	1.680	10/20/17	11,021,921
8,775,000	1.656	09/24/18	8,772,443
Natixis NY
8,500,000	1.846	09/25/17	8,520,007
Norinchukin Bank NY
9,000,000	1.720	03/22/18	9,013,188
Skandinaviska Enskilda Banken AB
8,850,000	1.239	06/02/17	8,854,369
Sumitomo Trust & Banking Corp.
11,000,000	1.284	09/25/17	10,999,094
The Bank of Tokyo-Mitsubishi UFJ Ltd.
15,000,000	1.650	01/17/18	15,008,945
6,500,000	1.690	01/25/18	6,505,413
UBS AG Stamford
6,100,000	1.420	11/02/17	6,101,342

			155,692,534

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Short-term Investments – (continued)
Commercial Paper – 2.5%
ASB Finance Ltd.
$9,900,000	1.127%		09/06/17	$9,911,549
Atlantic Asset Securitization Corp.
5,500,000	0.010		09/20/17	5,459,535
Autozone, Inc.
21,550,000	0.000	(k)	04/11/17	21,542,507
8,500,000	0.000	(k)	04/19/17	8,494,742
Danske Corp.
5,000,000	0.000	(k)	11/03/17	4,953,285
Electricite de France SA
26,600,000	0.000	(k)	01/05/18	26,228,841
Ford Motor Credit Co. LLC
11,500,000	0.000	(k)	08/01/17	11,441,298
5,000,000	0.000	(k)	08/14/17	4,970,628
8,950,000	0.000	(k)	02/01/18	8,801,841
ING Funding LLC
10,000,000	1.046		05/30/17	10,006,583
Marriott International, Inc.
12,000,000	0.000	(k)	04/10/17	11,996,220
11,000,000	0.000	(k)	05/02/17	10,987,846
Societe Generale SA
7,425,000	1.482		03/19/18	7,424,853
Southern Co. Funding Corp.
6,000,000	0.000	(k)	04/07/17	5,998,693
11,650,000	0.010		04/21/17	11,641,981
Southern Co. Gas Capital
25,000,000	0.000	(k)	04/24/17	24,980,000
The Bank of Tokyo-Mitsubishi UFJ Ltd.
6,250,000	0.010		08/04/17	6,223,312
United Healthcare Co.
9,100,000	0.000	(k)	04/28/17	9,091,960

				200,155,674

TOTAL SHORT-TERM INVESTMENTS
(Cost $355,750,962)				$355,848,208

TOTAL INVESTMENTS – 93.9%
(Cost $7,521,083,408)				$7,469,798,599

OTHER ASSETS IN EXCESS OF LIABILITIES – 6.1%				482,683,822

NET ASSETS – 100.0%				$7,952,482,421

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on March 31, 2017. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	Represents an affiliated issuer/Fund.
(c)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $85,877,097, which represents approximately 1.08% of net assets as of March 31, 2017.

Restricted Security	Acquisition Dates	Cost
Blue Ridge Mountain Resource, Inc. (Common Stock)	05/06/16 – 08/18/16	$76,509,670

(d)	Security is currently in default and/or non-income producing.
(e)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,182,081,871, which represents approximately 27.4% of net assets as of March 31, 2017.
(f)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(g)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2017.
(h)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(i)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $1,130,625 which represents approximately 0% of net assets as of March 31, 2017.
(j)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2017.
(k)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(l)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(m)	Actual maturity date is June 5, 2115.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2017

Currency Abbreviations:
ARS	—Argentine Peso
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EGP	—Egyptian Pound
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
CPI	—Consumer Price Index
EURO	—Euro Offered Rate
FFCB	—Federal Farm Credit Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
PLC	—Public Limited Company
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
WIBOR	—Warsaw Interbank Offered Rate

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC	ARS	303,888,033	USD	19,160,658	$19,724,664	04/03/17	$564,006
	ARS	80,699,774	USD	4,996,890	5,223,005	04/10/17	226,115
	ARS	290,888,403	USD	18,374,312	18,772,847	04/17/17	398,535
	ARS	254,064,441	USD	15,674,354	16,349,589	04/24/17	675,235
	ARS	303,888,033	USD	18,854,539	18,915,566	07/06/17	61,027
	AUD	29,440,561	JPY	2,476,569,493	22,458,486	06/21/17	140,376
	AUD	42,179,000	NZD	45,800,324	32,175,899	06/21/17	137,350
	AUD	125,081,426	USD	94,659,246	95,515,947	04/27/17	856,701
	AUD	268,464,309	USD	202,582,744	204,795,763	06/21/17	2,213,016
	BRL	337,276,315	USD	106,631,311	107,626,331	04/04/17	995,020
	CAD	21,461,666	AUD	21,115,000	16,156,927	06/21/17	49,525
	CAD	52,515,391	EUR	36,188,870	39,535,017	06/21/17	776,041
	CAD	215,444,560	USD	160,315,326	162,113,125	05/17/17	1,797,799
	CAD	460,382,980	USD	343,818,225	346,588,847	06/21/17	2,770,621
	CHF	199,985,671	EUR	186,841,334	200,652,037	06/21/17	541,376
	CNH	163,616,935	USD	23,794,950	23,801,572	04/05/17	6,621
	CNH	618,877,780	USD	89,142,770	89,490,624	06/21/17	347,853
	CNY	163,593,936	USD	22,999,288	23,754,094	04/05/17	754,806
	CNY	416,639,293	USD	60,017,184	60,486,194	04/11/17	469,010
	COP	19,459,726,950	USD	6,535,000	6,761,710	04/07/17	226,710
	COP	18,921,600,000	USD	6,480,000	6,565,749	04/17/17	85,749
	COP	125,791,840,895	USD	42,425,579	43,298,659	06/16/17	873,080
	COP	49,387,953,600	USD	16,652,770	16,880,461	08/11/17	227,691
	CZK	253,293,560	EUR	9,424,000	10,092,737	06/05/17	7,995
	CZK	752,831,827	EUR	27,959,435	30,022,864	06/13/17	90,449
	CZK	2,131,202,263	EUR	79,081,665	85,064,521	06/21/17	366,537
	CZK	403,850,754	EUR	15,003,000	16,245,684	10/03/17	90,281
	CZK	1,694,828,967	EUR	63,355,855	68,447,351	11/21/17	26,082
	CZK	445,763,297	EUR	16,654,709	18,004,046	11/22/17	16,692
	EUR	3,627,426	CZK	96,968,352	3,885,043	06/21/17	14,661
	EUR	15,102,000	HUF	4,658,695,164	16,174,533	06/21/17	23,682
	EUR	68,732,860	NOK	625,265,142	73,614,215	06/21/17	729,508
	EUR	21,070,000	PLN	89,306,118	22,566,375	06/21/17	61,868
	EUR	59,990,015	SEK	569,038,562	64,250,460	06/21/17	489,602
	EUR	357,233,228	USD	380,528,407	381,818,824	05/11/17	1,290,417
	EUR	187,465,208	USD	200,099,925	200,778,844	06/21/17	678,919
	GBP	53,054,244	EUR	60,657,000	66,605,110	06/21/17	1,640,296
	GBP	479,421,000	USD	588,445,570	601,060,322	04/28/17	12,614,752
	GBP	132,872,627	USD	163,784,918	166,810,327	06/21/17	3,025,408
	HUF	28,258,817,826	EUR	90,778,037	97,968,194	06/21/17	743,173
	HUF	19,297,552,181	USD	66,182,702	66,901,112	06/21/17	718,410
	IDR	248,525,521,856	USD	18,658,072	18,666,481	04/07/17	8,408
	IDR	216,080,968,300	USD	16,190,000	16,215,150	04/20/17	25,150
	IDR	391,035,123,449	USD	29,067,105	29,252,893	05/24/17	185,788
	IDR	434,465,160,403	USD	32,177,837	32,451,229	06/09/17	273,391
	IDR	652,740,870,292	USD	48,112,396	48,687,782	06/22/17	575,387
	INR	1,102,540,989	USD	16,974,887	16,991,484	04/03/17	16,597
	INR	3,288,943,085	USD	50,512,873	50,721,943	04/10/17	209,070

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC (continued)	INR	2,125,454,197	USD	32,437,000	$32,749,021	04/20/17	$312,021
	INR	3,107,716,317	USD	45,906,407	47,722,916	05/24/17	1,816,510
	INR	2,871,514,739	USD	43,271,430	43,859,711	07/14/17	588,281
	JPY	14,479,399,172	USD	126,333,418	130,115,671	04/12/17	3,782,253
	JPY	7,231,082,940	USD	64,069,995	65,164,373	06/21/17	1,094,378
	KRW	74,475,186,776	USD	65,231,000	66,619,765	04/03/17	1,388,765
	KRW	48,776,038,550	USD	42,448,000	43,646,345	04/06/17	1,198,345
	KRW	43,425,101,041	USD	37,672,817	38,863,536	04/10/17	1,190,719
	KRW	3,383,394,048	USD	2,938,326	3,028,152	04/17/17	89,826
	KRW	94,092,460,903	USD	83,672,812	84,215,125	04/20/17	542,312
	KRW	24,307,619,000	USD	21,218,243	21,769,057	06/16/17	550,814
	KRW	122,029,499,145	USD	107,161,332	109,323,280	07/13/17	2,161,948
	MXN	1,230,105,865	USD	64,733,988	65,269,828	05/12/17	535,840
	MXN	7,793,656,630	USD	395,353,754	411,061,308	06/21/17	15,707,553
	MYR	29,912,828	USD	6,704,657	6,725,157	05/18/17	20,500
	NOK	592,896,763	EUR	64,257,000	69,111,652	06/21/17	291,169
	NOK	56,007,416	SEK	58,145,219	6,528,565	06/21/17	13,384
	NZD	9,401,808	AUD	8,563,447	6,576,816	06/21/17	44,262
	NZD	303,643,987	USD	209,946,038	212,407,075	06/21/17	2,461,036
	PEN	52,588,726	USD	16,176,169	16,178,800	04/06/17	2,630
	PEN	53,712,805	USD	16,336,011	16,405,699	06/22/17	69,688
	PHP	817,192,494	USD	16,263,000	16,268,168	04/17/17	5,168
	PHP	1,679,953,519	USD	33,149,722	33,354,250	05/24/17	204,528
	PLN	627,574,037	EUR	145,271,320	158,144,193	06/21/17	2,555,814
	PLN	1,067,808,405	USD	261,685,419	269,080,121	06/21/17	7,394,703
	RUB	11,793,269,949	USD	200,617,445	207,311,185	05/15/17	6,693,740
	RUB	893,537,605	USD	14,858,243	15,664,050	05/26/17	805,807
	SGD	142,689,207	USD	101,535,431	102,069,079	06/21/17	533,648
	TRY	187,039,943	USD	49,817,250	50,268,879	06/21/17	451,629
	TWD	3,513,010,139	USD	113,787,000	115,773,083	04/05/17	1,986,083
	TWD	580,423,425	USD	18,822,000	19,130,634	04/10/17	308,634
	TWD	508,332,833	USD	16,367,000	16,757,028	04/13/17	390,028
	TWD	3,350,500,093	USD	109,110,423	110,486,401	04/20/17	1,375,978
	TWD	45,792,798	USD	1,504,363	1,510,665	04/28/17	6,303
	TWD	225,876,781	USD	7,324,150	7,473,424	07/11/17	149,275
	USD	9,509,517	AUD	12,348,867	9,429,967	04/27/17	79,550
	USD	136,469,976	AUD	177,942,452	135,741,917	06/21/17	728,060
	USD	280,924,666	BRL	876,203,013	279,600,167	04/04/17	1,324,499
	USD	160,181,431	BRL	511,187,000	159,757,725	07/05/17	423,706
	USD	32,222,000	CAD	42,798,888	32,220,169	06/21/17	1,831
	USD	17,165,580	CHF	17,008,000	17,020,084	05/10/17	145,496
	USD	22,533,000	CNH	155,446,830	22,477,837	06/21/17	55,163
	USD	597,931,912	EUR	554,610,636	593,998,658	06/21/17	3,933,253
	USD	27,041,765	GBP	21,428,204	26,901,294	06/21/17	140,471
	USD	28,772,779	HKD	222,799,426	28,756,856	09/29/17	15,924
	USD	162,506,810	HKD	1,256,907,769	162,410,303	03/27/18	96,507
	USD	66,809,772	JPY	7,396,615,642	66,656,106	06/21/17	153,667
	USD	66,829,852	KRW	74,475,186,776	66,619,765	04/03/17	210,087
	USD	43,670,909	KRW	48,776,038,550	43,646,346	04/06/17	24,563
	USD	30,026,099	NOK	255,105,643	29,725,092	05/15/17	301,007

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC (continued)	USD	78,243,711	NZD	108,536,000	$76,042,508	04/21/17	$2,201,203
	USD	96,512,133	NZD	137,532,000	96,207,306	06/21/17	304,828
	USD	14,206,707	PLN	56,071,387	14,133,316	05/10/17	73,391
	USD	16,095,000	PLN	62,898,938	15,850,085	06/21/17	244,915
	USD	6,424,000	RUB	364,790,052	6,412,561	05/15/17	11,439
	USD	168,648,829	SEK	1,477,954,012	165,292,616	05/15/17	3,356,212
	USD	6,449,868	SEK	56,386,036	6,318,064	06/21/17	131,804
	USD	32,247,000	SGD	44,924,324	32,135,468	06/21/17	111,532
	USD	98,851,539	TWD	2,988,282,014	98,480,393	04/05/17	371,146
	USD	7,082,000	TWD	212,424,590	7,007,706	04/28/17	74,294
	USD	214,157,807	ZAR	2,813,580,474	$206,740,533	06/21/17	$7,417,275
TOTAL							$117,772,181

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized loss
Morgan Stanley & Co. International PLC	AUD	211,463,366	USD	162,324,056	$161,313,067	06/21/17	$(1,010,989)
	BRL	1,229,762,101	USD	395,047,308	392,422,399	04/04/17	(2,624,909)
	BRL	602,144,690	USD	189,825,255	189,549,982	06/02/17	(275,273)
	CAD	10,366,449	GBP	6,250,120	7,804,145	06/21/17	(42,351)
	CLP	4,504,935,296	USD	6,820,493	6,820,026	04/20/17	(467)
	CLP	2,911,770,174	USD	4,450,207	4,396,850	06/15/17	(53,356)
	COP	18,596,891,040	USD	6,440,000	6,438,854	05/03/17	(1,146)
	CZK	529,136,610	EUR	19,665,023	21,000,425	04/28/17	(4,618)
	CZK	892,069,390	EUR	33,218,000	35,545,404	06/05/17	(1,601)
	CZK	491,061,480	EUR	18,302,701	19,600,162	06/21/17	(2,384)
	CZK	803,707,815	EUR	29,991,000	32,116,902	07/03/17	(24,414)
	CZK	1,177,420,766	EUR	44,050,476	47,324,715	09/20/17	(80,883)
	CZK	400,917,418	EUR	15,000,184	16,115,480	09/21/17	(28,051)
	CZK	1,313,013,660	EUR	49,247,624	53,201,956	01/03/18	(112,908)
	EUR	29,948,000	CAD	43,019,055	32,074,884	06/21/17	(311,032)
	EUR	93,302,652	CHF	99,860,781	99,928,936	06/21/17	(264,589)
	EUR	46,705,004	CZK	1,256,831,661	50,021,958	06/21/17	(143,052)
	EUR	172,735,396	GBP	150,120,189	185,002,931	06/21/17	(3,460,246)
	EUR	15,038,000	HUF	4,646,969,074	16,105,987	06/21/17	(4,211)
	EUR	220,984,981	JPY	26,802,341,940	236,679,165	06/21/17	(4,855,586)
	EUR	48,881,833	PLN	209,024,167	52,353,384	06/21/17	(319,219)
	EUR	348,911,376	USD	375,638,724	373,690,795	06/21/17	(1,947,926)
	JPY	3,580,688,424	USD	32,304,000	32,268,101	06/21/17	(35,899)
	KRW	70,863,743,976	USD	63,563,192	63,428,788	04/28/17	(134,405)
	KRW	48,776,038,550	USD	43,685,381	43,671,691	05/24/17	(13,690)
	KRW	74,475,186,776	USD	66,897,085	66,720,520	07/13/17	(176,565)
	MXN	211,456,413	USD	11,225,841	11,219,948	05/12/17	(5,893)
	NOK	3,582,639,664	EUR	396,086,976	417,614,262	06/21/17	(6,602,507)
	NOK	281,595,000	USD	33,143,914	32,811,651	05/15/17	(332,263)
	NOK	355,741,419	USD	41,696,561	41,467,383	06/21/17	(229,177)
	NZD	101,154,816	USD	72,922,608	70,871,102	04/21/17	(2,051,506)

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized loss
Morgan Stanley & Co. International PLC (continued)	NZD	92,450,000	USD	64,832,434	$64,671,243	06/21/17	$(161,192)
	PHP	810,597,811	USD	16,152,000	16,129,555	04/24/17	(22,445)
	PHP	847,531,520	USD	16,852,884	16,827,119	05/24/17	(25,764)
	PLN	63,833,835	USD	16,152,000	16,085,672	06/21/17	(66,328)
	SEK	5,496,633,381	EUR	577,173,021	615,898,614	06/21/17	(2,264,795)
	SEK	1,478,272,000	USD	168,685,114	165,328,180	05/15/17	(3,356,935)
	SGD	44,822,120	USD	32,189,000	32,062,359	06/21/17	(126,641)
	TRY	226,716,225	USD	61,355,000	60,932,282	06/21/17	(422,718)
	TWD	2,988,282,014	USD	98,916,982	98,541,864	04/20/17	(375,118)
	TWD	493,307,654	USD	16,376,663	16,273,799	04/28/17	(102,864)
	USD	19,643,700	ARS	303,888,033	19,724,664	04/03/17	(80,964)
	USD	91,202,705	AUD	120,514,000	92,028,123	04/27/17	(825,418)
	USD	434,964,101	AUD	575,310,422	438,870,762	06/21/17	(3,906,660)
	USD	214,748,366	BRL	690,835,403	220,448,561	04/04/17	(5,700,194)
	USD	161,251,749	CAD	216,703,000	163,060,049	05/17/17	(1,808,300)
	USD	224,038,796	CAD	298,850,921	224,983,114	06/21/17	(944,318)
	USD	22,999,288	CNH	163,616,935	23,801,572	04/05/17	(802,284)
	USD	16,152,000	CNH	111,713,693	16,153,962	06/21/17	(1,962)
	USD	14,083,804	COP	42,216,200,991	14,662,932	04/10/17	(579,129)
	USD	6,505,000	COP	19,591,563,850	6,798,225	04/17/17	(293,225)
	USD	462,918,962	EUR	434,580,000	464,488,775	05/11/17	(1,569,813)
	USD	161,108,679	EUR	150,649,574	161,348,591	06/21/17	(239,912)
	USD	574,420,103	GBP	468,010,822	586,755,139	04/28/17	(12,335,036)
	USD	412,501,015	GBP	336,742,494	422,751,672	06/21/17	(10,250,660)
	USD	72,871,378	HKD	564,578,285	72,871,628	10/03/17	(251)
	USD	18,489,212	IDR	248,525,521,856	18,666,481	04/07/17	(177,268)
	USD	33,389,000	IDR	447,891,732,150	33,633,739	04/10/17	(244,739)
	USD	18,548,065	IDR	248,525,521,856	18,562,958	06/09/17	(14,893)
	USD	16,431,556	INR	1,102,540,989	16,991,484	04/03/17	(559,928)
	USD	49,101,000	INR	3,288,943,085	50,721,943	04/10/17	(1,620,943)
	USD	32,527,000	INR	2,159,142,260	33,277,116	04/17/17	(750,116)
	USD	62,169,045	INR	4,102,014,788	62,654,452	07/14/17	(485,408)
	USD	422,916,248	JPY	47,940,649,451	430,807,225	04/12/17	(7,890,977)
	USD	1,079,068,937	JPY	120,880,000,000	1,087,406,635	05/08/17	(8,337,698)
	USD	311,571,823	JPY	35,180,574,600	317,006,510	06/19/17	(5,434,686)
	USD	440,699,049	JPY	50,268,909,923	453,008,496	06/21/17	(12,309,447)
	USD	38,823,367	KRW	43,425,101,041	38,863,536	04/10/17	(40,168)
	USD	107,314,398	KRW	121,961,740,233	109,152,037	04/12/17	(1,837,639)
	USD	32,734,000	KRW	37,967,970,196	33,980,440	04/13/17	(1,246,440)
	USD	39,750,162	KRW	45,485,662,419	40,709,865	04/17/17	(959,703)
	USD	16,174,000	KRW	18,087,222,460	16,188,520	04/20/17	(14,520)
	USD	55,235,281	KRW	63,444,901,268	56,805,477	05/24/17	(1,570,196)
	USD	124,660,961	KRW	142,724,334,022	127,797,577	05/30/17	(3,136,616)
	USD	130,992,801	KRW	149,308,725,835	133,762,080	07/13/17	(2,769,279)
	USD	119,923,401	MXN	2,353,496,751	124,877,325	05/12/17	(4,953,923)
	USD	51,809,824	MXN	1,084,535,039	57,309,365	06/08/17	(5,499,542)
	USD	155,566,648	MXN	3,023,737,725	159,481,185	06/21/17	(3,914,537)
	USD	6,522,000	MYR	29,133,774	6,554,427	05/08/17	(32,427)
	USD	121,862,682	NZD	176,543,364	123,496,796	06/21/17	(1,634,115)
	USD	15,993,595	PEN	52,588,726	16,178,800	04/06/17	(185,205)

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized loss
Morgan Stanley & Co. International PLC (continued)	USD	16,057,626	PEN	52,588,726	$16,062,367	06/22/17	$(4,741)
	USD	109,896,831	RUB	6,420,527,150	112,864,972	05/15/17	(2,968,142)
	USD	9,161,777	SEK	82,201,296	9,210,668	06/21/17	(48,891)
	USD	106,293,871	SGD	149,856,263	107,195,851	06/21/17	(901,980)
	USD	48,686,309	TRY	186,397,251	50,096,149	06/21/17	(1,409,840)
	USD	17,139,576	TWD	524,728,125	17,292,689	04/05/17	(153,113)
	USD	16,367,000	TWD	507,868,010	16,741,706	04/13/17	(374,706)
	USD	193,198,345	TWD	6,061,616,621	199,888,429	04/20/17	(6,690,084)
	USD	17,328,633	TWD	535,576,051	17,668,197	04/28/17	(339,564)
	USD	16,572,275	TWD	506,531,596	16,732,493	06/02/17	(160,217)
	USD	203,261,682	TWD	6,440,039,750	212,868,073	06/16/17	(9,606,391)
	USD	65,098,315	TWD	2,075,407,283	68,612,285	06/20/17	(3,513,971)
	USD	32,700,039	TWD	998,455,792	33,035,197	07/11/17	(335,159)
	USD	127,331,864	TWD	3,884,895,169	128,694,311	08/17/17	(1,362,447)
	ZAR	275,424,423	USD	20,839,753	20,404,341	05/05/17	(435,412)
	ZAR	2,907,926,895	USD	222,591,457	213,673,062	06/21/17	(8,918,395)
TOTAL							$(174,257,508)
FUTURES CONTRACTS — At March 31, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Australian 3 Year Government Bonds	21,418	June 2017	$1,828,537,322	$10,210,498
Japan 10 Year Government Bonds	(138)	June 2017	(186,280,787)	(124,538)
Ultra 10 Year U.S. Treasury Notes	(169)	June 2017	(22,627,516)	(99,125)
Ultra Long U.S. Treasury Bonds	1,496	June 2017	240,295,000	323,352
90 Day Sterling	5,079	June 2017	792,531,844	633,747
90 Day Sterling	5,079	September 2017	792,094,355	464,942
90 Day Sterling	5,079	December 2017	791,696,637	400,903
2 Year U.S. Treasury Notes	(2,930)	June 2017	(634,207,659)	(354,200)
5 Year U.S. Treasury Notes	(53,052)	June 2017	(6,245,629,620)	(8,881,514)
10 Year U.S. Treasury Notes	19,211	June 2017	2,392,970,187	7,391,481
U.S. Long Bonds	(6,007)	June 2017	(906,118,406)	2,873,135
TOTAL				$12,838,681

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2017, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Bank of America Securities LLC	BRL	82,020	01/04/21	11.980%	1 month Brazilian Interbank Deposit Average	$1,354,295
Citibank NA		106,690	01/04/21	1 month Brazilian Interbank Deposit Average	11.990%	(1,541,735)
Credit Suisse International (London)		36,980	01/02/18	11.935	1 month Brazilian Interbank Deposit Average	(189,525)
Deutsche Bank AG		40	01/02/18	11.900	1 month Brazilian Interbank Deposit Average	(217)
JPMorgan Securities, Inc.		106,690	01/04/21	11.980	1 month Brazilian Interbank Deposit Average	1,671,174
		54,560	01/02/23	1 month Brazilian Interbank Deposit Average	10.690	(435,210)
Morgan Stanley & Co. International PLC		40,100	01/04/21	9.883	1 month Brazilian Interbank Deposit Average	35,499
		63,100	01/04/21	1 month Brazilian Interbank Deposit Average	11.980	(657,791)
TOTAL						$236,490

*	There are no upfront payments on the swap contracts (s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
SEK	5,846,750		06/15/18	0.050%	3 month STIBOR	$3,609,692	$(106,474)
	4,356,760	(a)	09/15/18	0.330	3 month STIBOR	97,478	(32,763)
EUR	3,032,290	(a)	03/14/19	0.010	6 month EURO	(181,303)	2,668,770
	5,177,340	(a)	03/14/19	0.030	6 month EURO	1,351,753	4,006,234
	1,661,900	(a)	03/14/19	0.184	6 month EURO	(222,445)	1,255,203
CAD	2,077,730	(a)	03/15/19	1.000	6 month CDOR	(5,722,262)	2,219,109
EUR	274,040		03/15/19	1.125	6 month EURO	652,975	193,787
	3,394,740	(a)	03/28/19	0.162	6 month EURO	350,365	2,368,156
CHF	762,070	(a)	03/29/19	0.554	6 month CHFOR	74,749	203,785
PLN	285,790		06/17/19	3.048	6 month WIBOR	798,439	2,250,238
	285,790		06/17/19	6 month WIBOR	3.045%	256	(3,043,606)
NOK	2,004,160	(a)	06/21/19	1.250	3 month NIBOR	(422,011)	629,308
PLN	875,070	(a)	06/21/19	2.123	6 month WIBOR	86,579	552,078
ZAR	3,300,220	(a)	09/20/19	7.350	3 month JIBAR	1,317	(143,891)

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
GBP	27,560		10/15/19	6 month GBP	3.100%	$5,834	$438,615
	$1,031,480	(a)	12/19/19	2.250%	3 month LIBOR	8,055	1,396,924
	5,122,550	(a)	12/20/19	2.250	3 month LIBOR	3,718,366	3,219,103
PLN	64,550		09/21/20	2.017	6 month WIBOR	130	(52,690)
EUR	1,917,740	(a)	02/11/21	0.250	6 month EURO	452,284	41,788
	$1,232,270	(a)	02/11/21	3 month LIBOR	2.250	2,200,552	(2,013,863)
GBP	671,620	(a)	03/11/21	6 month GBP	1.000	(145,463)	(991,030)
PLN	412,340		09/21/21	1.771	6 month WIBOR	(2,861,704)	(505,121)
NZD	376,600	(a)	03/15/22	3.000	3 month NZDOR	1,451,640	(259,773)
EUR	265,770		03/15/22	6 month EURO	1.205	(556,269)	(893,772)
	1,136,710	(a)	06/21/22	0.000	6 month EURO	(20,371,224)	6,508,300
CAD	163,470	(a)	06/21/22	1.000	6 month CDOR	(3,346,464)	197,701
AUD	588,230	(a)	06/21/22	2.750	6 month AUDOR	2,350,071	1,415,380
	$2,001,240	(a)	06/21/22	3 month LIBOR	1.250	90,975,893	(8,021,494)
SEK	810,370	(a)	06/21/22	3 month STIBOR	0.500	(25,970)	(391,503)
CAD	475,050	(a)	09/29/22	2.242	6 month CDOR	354,269	1,960,807
	151,700	(a)	02/12/23	1.590	6 month CDOR	107,916	(905,195)
	$234,210	(a)	12/19/23	3 month LIBOR	2.600	58,647	(1,816,276)
EUR	597,190	(a)	03/23/24	6 month EURO	0.910	(253,165)	(3,368,520)
	21,570	(a)	06/21/24	6 month EURO	0.000	765,429	(4,625)
	1,054,010	(a)	02/15/26	0.700	6 month EURO	(2,421,819)	5,914,935
NOK	265,950	(a)	06/16/26	2.500	3 month NIBOR	(50,162)	341,508
CAD	141,050	(a)	06/29/26	1.695	6 month CDOR	409,258	(3,227,140)
ZAR	303,340	(a)	12/08/26	3 month JIBAR	9.120	337	(188,868)
	$79,960	(a)	12/15/26	2.500	3 month LIBOR	(1,034,620)	198,606
CAD	22,430	(a)	12/15/26	2.500	6 month CDOR	(93,154)	204,654
NZD	143,020	(a)	12/15/26	2.750	3 month NZDOR	(5,448,767)	333,475
AUD	267,950	(a)	12/15/26	3.500	6 month AUDOR	5,300	642,537
GBP	236,680	(a)	12/15/26	6 month GBP	2.250	(9,294,624)	(939,562)
ZAR	342,390	(a)	01/09/27	3 month JIBAR	8.840	381	(1,468)
EUR	736,610	(a)	01/12/27	1.330	6 month EURO	(5,537,251)	5,853,149
GBP	90,080		01/15/27	6 month GBP	3.630	(173,421)	(1,709,228)
ZAR	284,180	(a)	01/19/27	3 month JIBAR	8.780	319	36,315
	282,360	(a)	01/25/27	3 month JIBAR	8.830	324	8,362
	323,740	(a)	02/15/27	3 month JIBAR	8.650	381	135,780
GBP	58,750		03/15/27	6 month GBP	3.530	(257,866)	(11,798)
	640,390	(a)	03/16/27	1.600	6 month GBP	(1,482,574)	3,412,776
EUR	107,360	(a)	06/15/27	1.750	6 month EURO	1,128,349	751,585
	227,020	(a)	06/21/27	0.500	6 month EURO	(8,632,714)	1,208,923
CAD	136,370	(a)	06/21/27	1.250	6 month CDOR	(7,789,378)	920,784
	$460,490	(a)	06/21/27	1.500	3 month LIBOR	(42,055,023)	3,340,339
	67,800	(a)	06/21/27	3 month LIBOR	1.500	6,785,093	(1,084,957)
SEK	922,760	(a)	06/21/27	3 month STIBOR	1.250	415,009	(1,239,666)
GBP	513,930	(a)	06/21/27	6 month GBP	0.750	29,780,159	(308,519)
	$725,090	(a)	12/20/28	3 month LIBOR	2.790	(5,360,413)	(4,285,386)
GBP	51,390		09/15/31	3.230	6 month GBP	(487,376)	(3,348,143)
	24,830		12/21/31	6 month GBP	1.500	(2,967,228)	2,376,702
	564,130	(a)	01/11/32	6 month GBP	1.940	5,170,783	(9,140,164)
	82,390		01/15/32	3.723	6 month GBP	(310,171)	4,033,080
	26,460	(a)	02/01/32	6 month GBP	2.080	699	(390,123)

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
GBP	53,150		03/15/32	3.610%	6 month GBP	$514,978	$222,101
	249,480	(a)	06/21/32	6 month GBP	1.000%	19,842,120	(2,055,306)
	452,440	(a)	03/17/37	6 month GBP	1.750	2,819,456	(3,722,014)
	36,760	(a)	06/16/37	6 month GBP	2.000	(1,143,160)	79,708
JPY	15,379,020	(a)	06/21/37	6 month JYOR	0.750	(623,676)	(507,559)
CAD	64,210	(a)	09/29/40	6 month CDOR	2.835	688,892	(2,010,603)
	21,400	(a)	02/12/41	6 month CDOR	2.265	241,471	785,150
GBP	42,710		03/15/42	3.620	6 month GBP	1,069,100	680,354
CAD	41,080	(a)	06/29/46	6 month CDOR	1.948	(206,185)	3,965,237
GBP	39,060		03/15/47	6 month GBP	3.537	(895,229)	(747,124)
JPY	2,685,840	(a)	06/17/47	1.500	6 month JYOR	292,059	321,190
GBP	22,510	(a)	06/17/47	6 month GBP	1.500	(316,956)	75
	$122,590	(a)	06/21/47	1.750	3 month LIBOR	(25,925,006)	1,456,545
GBP	117,350	(a)	06/21/47	6 month GBP	1.000	17,642,667	(1,883,867)
	TOTAL					$39,664,771	$9,397,065

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2017.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2017(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	People’s Republic of China 7.500%, 10/28/27	$13,180	(1.000)%	03/20/19	0.246%	$(9,809)	$(189,365)
Barclays Bank PLC	People’s Republic of China 7.500%, 10/28/27	98,670	(1.000)	03/20/19	0.246	(130,216)	(1,360,868)
		10,330	(1.000)	06/20/21	0.637	39,522	(195,434)
Citibank NA	People’s Republic of China 7.500%, 10/28/27	518,290	(1.000)	03/20/19	0.246	(1,012,163)	(6,820,149)
		1,072,530	(1.000)	06/20/19	0.288	(2,555,449)	(14,630,701)
		2,060	(1.000)	06/20/21	0.637	16,926	(48,018)
Deutsche Bank AG	People’s Republic of China 7.500%, 10/28/27	11,160	(1.000)	06/20/21	0.637	35,740	(204,179)
JPMorgan Securities, Inc.	People’s Republic of China 7.500%, 10/28/27	66,660	(1.000)	03/20/19	0.246	(123,511)	(883,844)
		24,020	(1.000)	06/20/19	0.288	(62,556)	(322,338)
		3,640	(1.000)	06/20/21	0.637	15,975	(70,914)
UBS AG (London)	People’s Republic of China 7.500%, 10/28/27	5,910	(1.000)	06/20/21	0.637	25,163	(114,362)
TOTAL						$(3,760,378)	$(24,840,172)

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2017(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
CDX North America High Yield Index 28	$711,650	(5.000)%	06/20/22	3.386%	$(48,719,871)	$(3,617,089)
CDX Emerging Markets Index 27	846,780	(1.000)	06/20/22	2.133	45,724,003	(1,076,917)
TOTAL					$(2,995,868)	$(4,694,006)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

					Market Value
Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Financing Fee#	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Credit Suisse International (London)	$20,521	Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	01/12/38	One month LIBOR	$30,824	$69,679
JPMorgan Securities, Inc.	20,483	Markit MBX Ginnie-Mae Index, 30 yr Fixed Rate, 4.500%, Series 10	01/12/41	One month LIBOR	57,158	(230,612)
TOTAL					$87,982	$(160,933)

#	The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities

March 31, 2017

	Bond Fund	Core Fixed Income Fund	Global Income Fund	Strategic Income Fund
Assets:
Investments of unaffiliated issuers, at value (cost $595,065,698, $1,066,674,696, $906,090,640 and $7,105,127,903)	$597,307,748	$1,071,778,296	$902,288,168	$7,044,475,667
Investments of affiliated issuers, at value (cost $6,270, $2,365,955, $15,139 and $415,955,505)	6,270	2,365,955	15,139	425,322,932
Cash	4,199,460	14,311,146	12,498,136	139,093,135
Foreign currencies, at value (cost $49,634, $11,060, $359,653 and $1,804,159, respectively)	49,410	10,855	361,075	1,666,601
Unrealized gain on swap contracts	57,453	—	—	3,130,647
Unrealized gain on forward foreign currency exchange contracts	2,796,608	1,203,705	3,625,185	117,772,181
Variation margin on certain derivative contracts	13,443	94,172	83,072	—
Receivables:
Investments sold on an extended — settlement basis	13,465,977	37,148,267	6,184,924	10,803,410
Investments sold	12,133,357	16,252,774	12,953,836	5,774,908
Collateral on certain derivative contracts(a)	12,249,954	2,566,237	27,083,090	468,933,992
Due from broker — upfront payment	80,002	133,760	—	—
Due from broker — variation margin	—	—	—	10,986,339
Fund shares sold	2,953,990	806,039	893,049	72,259,617
Interest	2,931,700	6,067,329	6,077,040	28,760,541
Upfront payments made on swap contracts	63,738	—	74,932	221,308
Reimbursement from investment adviser	44,451	10,647	35,929	—
Other assets	2,205	4,741	3,607	35,068
Total assets	648,355,766	1,152,753,923	972,177,182	8,329,236,346

Liabilities:
Forward sale contracts, at value (proceeds received $985,000, $13,040,000, $2,074,453 and $0, respectively)	991,563	13,090,781	2,095,391	—
Unrealized loss on swap contracts	379,990	—	411,379	27,895,262
Unrealized loss on forward foreign currency exchange contracts	4,337,352	2,343,325	9,219,325	174,257,508
Variation margin on certain derivative contracts	—	88,606	44,715	8,144,850
Payables:
Investments purchased on an extended — settlement basis	48,335,195	45,219,256	35,064,297	53,780,781
Due to broker — upfront payment	—	—	34,692	6,727,567
Investments purchased	3,773,589	7,918,873	1,129,180	32,766,985
Fund shares redeemed	1,956,417	45,707,296	33,287,495	62,825,636
Upfront payments received on swap contracts	19,681	—	1,750	3,893,704
Management fees	198,388	363,807	504,655	3,501,457
Distribution and Service fees and Transfer Agency fees	100,851	98,358	97,054	414,608
Income distribution	87,501	70,088	47,547	362,242
Collateral on certain derivative contracts(b)	30,000	10,000	—	1,080,000
Accrued expenses	289,618	244,152	288,532	1,103,325
Total liabilities	60,500,145	115,154,542	82,226,012	376,753,925

Net Assets:
Paid-in capital	594,416,784	1,053,761,613	892,824,285	9,921,219,435
Undistributed (distributions in excess of) net investment income	(1,018,923)	8,830,171	10,113,567	(99,542,210)
Accumulated net realized gain (loss)	(6,628,733)	(29,166,429)	(4,708,128)	(1,754,127,310)
Net unrealized gain (loss)	1,086,493	4,174,026	(8,278,554)	(115,067,494)
NET ASSETS	$587,855,621	$1,037,599,381	$889,951,170	$7,952,482,421
Net Assets:
Class A	$117,248,742	$148,548,298	$136,317,321	$646,434,676
Class C	19,081,227	15,713,907	20,808,359	448,656,959
Institutional	329,357,988	776,134,679	627,253,166	6,435,385,317
Service	1,293,060	1,522,032	2,771,768	—
Class IR	44,207,215	38,619,508	97,332,420	345,996,831
Class R	25,639,343	943,813	—	9,577,239
Class R6	51,028,046	56,117,144	5,468,136	66,431,399
Total Net Assets	$587,855,621	$1,037,599,381	$889,951,170	$7,952,482,421
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	11,560,546	14,281,016	11,167,102	66,609,337
Class C	1,882,688	1,502,695	1,718,604	46,212,904
Institutional	32,487,417	74,303,214	51,470,013	663,145,290
Service	127,523	145,657	228,742	—
Class IR	4,373,579	3,709,138	8,000,318	35,660,627
Class R	2,531,064	90,662	—	987,649
Class R6	5,033,860	5,372,021	448,743	6,847,641
Net asset value, offering and redemption price per share:(c)
Class A	$10.14	$10.40	$12.21	$9.70
Class C	10.14	10.46	12.11	9.71
Institutional	10.14	10.45	12.19	9.70
Service	10.14	10.45	12.12	—
Class IR	10.11	10.41	12.17	9.70
Class R	10.13	10.41	—	9.70
Class R6	10.14	10.45	12.19	9.70

(a)	Segregated for initial margin and/or collateral on futures transactions of $1,760,000 and $13,937,000 for the Bond and Strategic Income Funds, respectively. Also includes amounts segregated for initial margin and/or collateral on swap transactions of $3,159,954, $2,566,237, $4,643,090 and $189,726,992 for the Bond, Core Fixed Income, Global Income and Strategic Income Funds, respectively. Also includes amounts segregated for initial margin and/or collateral on forwards transactions of $7,330,000, $22,440,000 and $265,270,000 for the Bond, Global Income and Strategic Income Funds, respectively.
(b)	Includes amounts segregated for collateral on TBA and/or swap transactions of $30,000, $10,000, $1,080,000 for Bond, Core Fixed Income and Strategic Income Funds, respectively.
(c)	Maximum public offering price per share for Class A Shares of the Bond, Core Fixed Income, Global Income and Strategic Income Funds is $10.54, $10.81, $12.69 and $10.08, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2017

	Bond Fund	Core Fixed Income Fund	Global Income Fund	Strategic Income Fund
Investment income:
Interest (net of foreign withholding taxes of $12, $0, $20,103 and $0)	$14,341,547	$26,462,254	$14,847,246	$289,630,631
Dividends — unaffiliated issuers	—	—	—	1,644,327
Dividends — affiliated issuers	118,986	152,277	86,675	974,276
Total investment income	14,460,533	26,614,531	14,933,921	292,249,234

Expenses:
Management fees	2,452,591	4,153,844	5,590,134	52,077,086
Distribution and Service fees(a)	624,814	583,809	608,499	8,275,551
Transfer Agency fees(a)	410,794	585,881	562,029	5,708,438
Custody, accounting and administrative services	398,672	318,612	449,707	1,609,772
Professional fees	138,856	135,243	136,821	210,335
Registration fees	121,793	100,524	117,455	278,899
Printing and mailing costs	62,758	63,181	74,549	472,936
Trustee fees	17,743	18,706	18,426	37,027
Service Share fees — Service Plan	3,006	3,948	8,288	—
Service Share fees — Shareholder Administration Plan	3,006	3,948	8,288	—
Other	41,473	43,710	78,146	1,005,616
Total expenses	4,275,506	6,011,406	7,652,342	69,675,660
Less — expense reductions	(1,029,165)	(610,100)	(851,473)	(1,166,816)
Net expenses	3,246,341	5,401,306	6,800,869	68,508,844
NET INVESTMENT INCOME	11,214,192	21,213,225	8,133,052	223,740,390

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(933,316)	2,105,258	3,403,550	(264,430,403)
Futures contracts	(1,209,801)	81,656	(3,886,499)	56,323,812
Written options	—	—	7,877	—
Swap contracts	1,854,287	(358,596)	2,306,000	(127,400,051)
Forward foreign currency exchange contracts	177,758	824,907	18,603,019	192,063,812
Foreign currency transactions	(114,280)	1,632	(313,413)	(31,047,983)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(2,397,104)	(11,907,204)	(17,240,167)	414,649,126
Investments — affiliated issuers	—	—	—	9,367,427
Futures contracts	369,074	(32,276)	1,206,345	13,610,625
Written options	—	—	(31,237)	—
Swap contracts	(646,739)	1,533,180	(895,145)	83,112,099
Forward foreign currency exchange contracts	(1,968,238)	(1,185,139)	(537,234)	(51,111,436)
Foreign currency translation	(1,181)	(638)	(54,226)	(257,460)
Net realized and unrealized gain (loss)	(4,869,540)	(8,937,220)	2,568,870	294,879,568
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,344,652	$12,276,005	$10,701,922	$518,619,958

(a)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Class IR	Class R	R6
Bond	$320,587	$204,176	$100,051	$166,705	$26,543	$124,875	$481	$63,325	$26,013	$2,852
Core Fixed Income	355,855	184,417	43,537	185,045	23,974	313,127	632	40,107	11,320	11,676
Global Income	404,258	204,241	—	210,214	26,551	244,598	1,326	78,855	—	485
Strategic Income	2,544,460	5,683,436	47,655	1,323,119	738,847	3,298,823	—	331,193	12,390	4,066

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Bond Fund
	For the Fiscal Year Ended March 31, 2017	For the Fiscal Year Ended March 31, 2016
From operations:
Net investment income	$11,214,192	$9,156,571
Net realized gain (loss)	(225,352)	4,135,034
Net change in unrealized gain (loss)	(4,644,188)	(4,603,015)
Net increase (decrease) in net assets resulting from operations	6,344,652	8,688,590

Distributions to shareholders:
From net investment income
Class A Shares	(3,146,864)	(3,961,371)
Class C Shares	(351,987)	(341,571)
Institutional Shares	(8,719,337)	(9,211,907)
Service Shares	(28,126)	(1,365)
Class IR Shares	(1,269,574)	(784,440)
Class R Shares	(449,301)	(192,061)
Class R6 Shares	(426,872)	(287)
From net realized gains
Class A Shares	(62,744)	(11,720)
Class C Shares	(11,019)	(1,224)
Institutional Shares	(155,743)	(22,834)
Service Shares	(677)	(1)
Class IR Shares	(17,345)	(2,040)
Class R Shares	(11,656)	(718)
Class R6 Shares	(5,519)	(1)
From Return of capital
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Class R6 Shares	—	—
Total distributions to shareholders	(14,656,764)	(14,531,540)

From share transactions:
Proceeds from sales of shares	353,168,598	218,562,128
Proceeds received in connection with in-kind transactions	—	—
Reinvestment of distributions	13,507,260	13,754,731
Cost of shares redeemed	(246,857,968)	(195,724,054)
Net increase (decrease) in net assets resulting from share transactions	119,817,890	36,592,805
TOTAL INCREASE (DECREASE)	111,505,778	30,749,855

Net assets:
Beginning of year	476,349,843	445,599,988
End of year	$587,855,621	$476,349,843
Undistributed (distributions in excess of) net investment income	$(1,018,923)	$(634,504)

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Core Fixed Income Fund		Global Income Fund		Strategic Income Fund
For the Fiscal Year Ended March 31, 2017	For the Fiscal Year Ended March 31, 2016	For the Fiscal Year Ended March 31, 2017	For the Fiscal Year Ended March 31, 2016	For the Fiscal Year Ended March 31, 2017	For the Fiscal Year Ended March 31, 2016

$21,213,225	$22,090,346	$8,133,052	$8,515,395	$223,740,390	$579,549,845
2,654,857	4,491,550	20,120,534	(8,527,743)	(174,490,813)	(581,291,979)
(11,592,077)	(10,089,503)	(17,551,664)	17,631,860	469,370,381	(364,570,057)
12,276,005	16,492,393	10,701,922	17,619,512	518,619,958	(366,312,191)

(3,118,825)	(3,435,801)	(1,507,438)	(3,642,568)	(13,196,212)	(81,465,780)
(263,457)	(304,056)	(42,019)	(349,221)	(4,462,360)	(30,121,737)
(19,801,900)	(21,524,563)	(7,839,989)	(34,535,212)	(125,582,619)	(675,970,981)
(31,897)	(41,047)	(25,907)	(21,936)	—	—
(753,238)	(130,448)	(705,723)	(774,269)	(3,569,204)	(20,986,423)
(168,039)	(31,417)	—	—	(99,932)	(401,579)
(1,485,696)	(605,243)	(30,091)	(1,372)	(288,381)	(510,041)

—	—	(764,512)	(63,770)	—	—
—	—	(98,370)	(7,092)	—	—
—	—	(2,652,614)	(571,392)	—	—
—	—	(13,159)	(346)	—	—
—	—	(279,622)	(12,363)	—	—
—	—	—	—	—	—
—	—	(14,207)	(10)	—	—

—	—	—	—	(5,369,204)	—
—	—	—	—	(1,815,621)	—
—	—	—	—	(51,096,385)	—
—	—	—	—	(1,452,219)	—
—	—	—	—	(40,660)	—
—	—	—	—	(117,335)	—
(25,623,052)	(26,072,575)	(13,973,651)	(39,979,551)	(207,090,132)	(809,456,541)

429,504,518	399,469,538	644,842,488	565,955,923	1,926,962,561	3,677,437,056
—	—	—	—	101,387,609	—
25,065,156	24,899,720	13,434,206	39,281,036	173,577,259	670,751,973
(334,556,752)	(420,613,359)	(563,821,836)	(303,265,507)	(8,279,090,939)	(12,579,124,637)
120,012,922	3,755,899	94,454,858	301,971,452	(6,077,163,510)	(8,230,935,608)
106,665,875	(5,824,283)	91,183,129	279,611,413	(5,765,633,684)	(9,406,704,340)

930,933,506	936,757,789	798,768,041	519,156,628	13,718,116,105	23,124,820,445
$1,037,599,381	$930,933,506	$889,951,170	$798,768,041	$7,952,482,421	$13,718,116,105
$8,830,171	$10,231,659	$10,113,567	$(7,344,072)	$(99,542,210)	$(127,267,112)

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS BOND FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	$10.28	$0.19	$(0.07)	$0.12	$(0.25)	$(0.01)	$(0.26)
2017 - C	10.27	0.11	(0.05)	0.06	(0.18)	(0.01)	(0.19)
2017 - Institutional	10.28	0.23	(0.07)	0.16	(0.29)	(0.01)	(0.30)
2017 - Service	10.28	0.17	(0.06)	0.11	(0.24)	(0.01)	(0.25)
2017 - IR	10.25	0.22	(0.07)	0.15	(0.28)	(0.01)	(0.29)
2017 - R	10.27	0.16	(0.06)	0.10	(0.23)	(0.01)	(0.24)
2017 - R6	10.28	0.23	(0.07)	0.16	(0.29)	(0.01)	(0.30)
2016 - A	10.44	0.21	(0.03)	0.18	(0.34)	— (d)	(0.34)
2016 - C	10.44	0.13	(0.03)	0.10	(0.27)	— (d)	(0.27)
2016 - Institutional	10.44	0.24	(0.02)	0.22	(0.38)	— (d)	(0.38)
2016 - Service	10.44	0.18	(0.01)	0.17	(0.33)	— (d)	(0.33)
2016 - IR	10.40	0.23	(0.01)	0.22	(0.37)	— (d)	(0.37)
2016 - R	10.43	0.18	(0.02)	0.16	(0.32)	— (d)	(0.32)
2016 - R6 (Commenced July 31, 2015)	10.33	0.16	0.08	0.24	(0.29)	— (d)	(0.29)
2015 - A	10.42	0.17	0.25	0.42	(0.24)	(0.16)	(0.40)
2015 - C	10.41	0.10	0.25	0.35	(0.16)	(0.16)	(0.32)
2015 - Institutional	10.42	0.22	0.24	0.46	(0.28)	(0.16)	(0.44)
2015 - Service	10.42	0.17	0.24	0.41	(0.23)	(0.16)	(0.39)
2015 - IR	10.38	0.19	0.26	0.45	(0.27)	(0.16)	(0.43)
2015 - R	10.41	0.15	0.25	0.40	(0.22)	(0.16)	(0.38)
2014 - A	10.57	0.22	(0.09)	0.13	(0.28)	—	(0.28)
2014 - C	10.57	0.15	(0.11)	0.04	(0.20)	—	(0.20)
2014 - Institutional	10.57	0.26	(0.09)	0.17	(0.32)	—	(0.32)
2014 - Service	10.57	0.21	(0.10)	0.11	(0.26)	—	(0.26)
2014 - IR	10.54	0.25	(0.11)	0.14	(0.30)	—	(0.30)
2014 - R	10.57	0.19	(0.10)	0.09	(0.25)	—	(0.25)
2013 - A	10.37	0.20	0.57	0.77	(0.25)	(0.32)	(0.57)
2013 - C	10.37	0.12	0.57	0.69	(0.17)	(0.32)	(0.49)
2013 - Institutional	10.37	0.23	0.57	0.80	(0.28)	(0.32)	(0.60)
2013 - Service	10.37	0.18	0.57	0.75	(0.23)	(0.32)	(0.55)
2013 - IR	10.34	0.22	0.57	0.79	(0.27)	(0.32)	(0.59)
2013 - R	10.37	0.18	0.56	0.74	(0.22)	(0.32)	(0.54)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Rounds to less than $0.01 per share.
(e)	Annualized.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.14	1.15%	$117,249	0.78%		0.97%		1.87%		517%
10.14	0.50	19,081	1.53		1.72		1.10		517
10.14	1.50	329,358	0.44		0.63		2.19		517
10.14	0.99	1,293	0.94		1.13		1.69		517
10.11	1.40	44,207	0.53		0.72		2.12		517
10.13	0.90	25,639	1.03		1.22		1.58		517
10.14	1.51	51,028	0.43		0.60		2.24		517
10.28	1.83	129,351	0.78		1.00		2.00		588
10.27	0.98	17,254	1.53		1.75		1.25		588
10.28	2.18	279,435	0.44		0.66		2.33		588
10.28	1.68	1,119	0.94		1.17		1.74		588
10.25	2.18	39,939	0.53		0.75		2.23		588
10.27	1.58	9,241	1.03		1.26		1.77		588
10.28	2.42	10	0.47	(e)	0.69	(e)	2.37	(e)	588
10.44	4.09	106,694	0.80		1.06		1.64		454
10.44	3.41	11,813	1.56		1.82		0.97		454
10.44	4.45	302,035	0.47		0.73		2.06		454
10.44	3.94	15	0.96		1.23		1.61		454
10.40	4.36	24,680	0.54		0.80		1.80		454
10.43	3.84	363	1.06		1.33		1.47		454
10.42	1.27	34,403	0.84		1.06		2.15		580
10.41	0.42	7,298	1.59		1.81		1.40		580
10.42	1.62	207,604	0.50		0.71		2.46		580
10.42	1.12	14	1.00		1.22		2.01		580
10.38	1.42	3,808	0.59		0.81		2.41		580
10.41	0.92	133	1.09		1.29		1.83		580
10.57	7.48	40,783	0.83		0.98		1.86		1,025
10.57	6.68	9,993	1.58		1.73		1.11		1,025
10.57	7.84	301,201	0.49		0.64		2.20		1,025
10.57	7.31	14	0.99		1.13		1.70		1,025
10.54	7.76	2,847	0.58		0.73		2.11		1,025
10.57	7.22	195	1.08		1.24		1.68		1,025

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From Investment Operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	$10.53	$0.19	$(0.09)	$0.10	$(0.23)
2017 - C	10.59	0.11	(0.09)	0.02	(0.15)
2017 - Institutional	10.57	0.22	(0.07)	0.15	(0.27)
2017 - Service	10.58	0.17	(0.09)	0.08	(0.21)
2017 - IR	10.54	0.21	(0.08)	0.13	(0.26)
2017 - R	10.54	0.16	(0.09)	0.07	(0.20)
2017 - R6	10.57	0.23	(0.08)	0.15	(0.27)
2016 - A	10.64	0.21	(0.07)	0.14	(0.25)
2016 - C	10.69	0.13	(0.06)	0.07	(0.17)
2016 - Institutional	10.68	0.24	(0.06)	0.18	(0.29)
2016 - Service	10.69	0.19	(0.07)	0.12	(0.23)
2016 - IR	10.65	0.23	(0.06)	0.17	(0.28)
2016 - R	10.65	0.19	(0.08)	0.11	(0.22)
2016 - R6 (Commenced July 31, 2015)	10.52	0.16	0.08	0.24	(0.19)
2015 - A	10.38	0.20	0.29	0.49	(0.23)
2015 - C	10.43	0.12	0.29	0.41	(0.15)
2015 - Institutional	10.42	0.23	0.30	0.53	(0.27)
2015 - Service	10.43	0.18	0.30	0.48	(0.22)
2015 - IR	10.39	0.22	0.30	0.52	(0.26)
2015 - R	10.39	0.17	0.30	0.47	(0.21)
2014 - A	10.61	0.19	(0.18)	0.01	(0.24)
2014 - C	10.67	0.11	(0.19)	(0.08)	(0.16)
2014 - Institutional	10.65	0.22	(0.17)	0.05	(0.28)
2014 - Service	10.66	0.15	(0.16)	(0.01)	(0.22)
2014 - IR	10.62	0.21	(0.17)	0.04	(0.27)
2014 - R	10.62	0.16	(0.18)	(0.02)	(0.21)
2013 - A	10.31	0.16	0.36	0.52	(0.22)
2013 - C	10.37	0.08	0.36	0.44	(0.14)
2013 - Institutional	10.36	0.20	0.35	0.55	(0.26)
2013 - Service	10.36	0.14	0.37	0.51	(0.21)
2013 - IR	10.32	0.19	0.36	0.55	(0.25)
2013 - R	10.33	0.13	0.36	0.49	(0.20)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.40	0.94%	$148,548	0.79%		0.84%		1.77%		363%
10.46	0.20	15,714	1.54		1.59		1.02		363
10.45	1.38	776,135	0.44		0.50		2.11		363
10.45	0.79	1,522	0.94		1.00		1.61		363
10.41	1.19	38,620	0.53		0.59		2.01		363
10.41	0.69	944	1.03		1.10		1.50		363
10.45	1.40	56,117	0.42		0.48		2.13		363
10.53	1.35	142,299	0.78		0.85		1.98		450
10.59	0.69	18,124	1.53		1.60		1.23		450
10.57	1.69	697,260	0.44		0.51		2.31		450
10.58	1.19	1,578	0.94		1.01		1.82		450
10.54	1.60	5,058	0.53		0.60		2.23		450
10.54	1.09	9,524	1.03		1.11		1.79		450
10.57	2.34	57,091	0.43	(d)	0.49	(d)	2.36	(d)	450
10.64	4.77	150,677	0.83		0.85		1.86		388
10.69	3.98	19,477	1.58		1.60		1.12		388
10.68	5.11	758,542	0.49		0.51		2.21		388
10.69	4.59	1,882	0.99		1.01		1.71		388
10.65	5.03	5,054	0.56		0.60		2.10		388
10.65	4.51	1,126	1.07		1.10		1.60		388
10.38	0.12	134,288	0.83		0.83		1.80		516
10.43	(0.71)	20,262	1.58		1.58		1.05		516
10.42	0.47	895,504	0.49		0.49		2.13		516
10.43	(0.03)	1,837	0.98		0.98		1.40		516
10.39	0.37	1,374	0.58		0.58		2.03		516
10.39	(0.13)	557	1.08		1.08		1.54		516
10.61	5.08	159,470	0.81		0.81		1.54		782
10.67	4.28	25,723	1.56		1.56		0.79		782
10.65	5.32	1,198,584	0.47		0.47		1.88		782
10.66	4.90	17,528	0.97		0.97		1.35		782
10.62	5.34	1,622	0.56		0.56		1.78		782
10.62	4.72	648	1.06		1.06		1.24		782

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From Investment Operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	$12.24	$0.09		$0.05	$0.14	$(0.12)	$(0.05)	$(0.17)
2017 - C	12.14	—	(d)	0.05	0.05	(0.03)	(0.05)	(0.08)
2017 - Institutional	12.22	0.13		0.05	0.18	(0.16)	(0.05)	(0.21)
2017 - Service	12.16	0.07		0.04	0.11	(0.10)	(0.05)	(0.15)
2017 - IR	12.20	0.11		0.06	0.17	(0.15)	(0.05)	(0.20)
2017 - R6	12.22	0.11		0.07	0.18	(0.16)	(0.05)	(0.21)
2016 - A	12.76	0.13		0.07	0.20	(0.71)	(0.01)	(0.72)
2016 - C	12.67	0.04		0.05	0.09	(0.61)	(0.01)	(0.62)
2016 - Institutional	12.74	0.17		0.07	0.24	(0.75)	(0.01)	(0.76)
2016 - Service	12.71	0.09		0.05	0.14	(0.68)	(0.01)	(0.69)
2016 - IR	12.72	0.16		0.07	0.23	(0.74)	(0.01)	(0.75)
2016 - R6 (Commenced July 31, 2015)	12.55	0.09		0.26	0.35	(0.67)	(0.01)	(0.68)
2015 - A	12.70	0.16		0.50	0.66	(0.31)	(0.29)	(0.60)
2015 - C	12.61	0.06		0.51	0.57	(0.22)	(0.29)	(0.51)
2015 - Institutional	12.68	0.20		0.50	0.70	(0.35)	(0.29)	(0.64)
2015 - Service	12.66	0.14		0.49	0.63	(0.29)	(0.29)	(0.58)
2015 - IR	12.66	0.15		0.54	0.69	(0.34)	(0.29)	(0.63)
2014 - A	13.20	0.24		0.03	0.27	(0.58)	(0.19)	(0.77)
2014 - C	13.11	0.14		0.03	0.17	(0.48)	(0.19)	(0.67)
2014 - Institutional	13.18	0.28		0.03	0.31	(0.62)	(0.19)	(0.81)
2014 - Service	13.16	0.22		0.03	0.25	(0.56)	(0.19)	(0.75)
2014 - IR	13.17	0.27		0.02	0.29	(0.61)	(0.19)	(0.80)
2013 - A	13.17	0.22		0.60	0.82	(0.34)	(0.45)	(0.79)
2013 - C	13.09	0.12		0.59	0.71	(0.24)	(0.45)	(0.69)
2013 - Institutional	13.15	0.27		0.60	0.87	(0.39)	(0.45)	(0.84)
2013 - Service	13.13	0.20		0.60	0.80	(0.32)	(0.45)	(0.77)
2013 - IR	13.15	0.26		0.59	0.85	(0.38)	(0.45)	(0.83)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(c)

$12.21	1.14%	$136,317	1.03%		1.13%		0.71%	289%
12.11	0.42	20,808	1.74		1.88		(0.03)	289
12.19	1.48	627,253	0.69		0.79		1.05	289
12.12	0.90	2,772	1.19		1.29		0.56	289
12.17	1.39	97,332	0.78		0.88		0.90	289
12.19	1.50	5,468	0.67		0.77		0.92	289
12.24	1.67	111,852	1.03		1.15		1.06	261
12.14	0.83	12,653	1.77		1.90		0.31	261
12.22	2.00	639,915	0.69		0.81		1.41	261
12.16	1.23	2,280	1.18		1.29		0.75	261
12.20	1.95	31,548	0.78		0.90		1.26	261
12.22	2.92	520	0.68	(e)	0.79	(e)	1.10 (e)	261
12.76	5.27	64,939	1.03		1.18		1.26	226
12.67	4.53	6,592	1.77		1.93		0.50	226
12.74	5.63	437,007	0.70		0.84		1.60	226
12.71	5.03	358	1.20		1.34		1.12	226
12.72	5.54	10,261	0.77		0.90		1.20	226
12.70	2.16	61,198	1.04		1.20		1.83	288
12.61	1.40	4,688	1.79		1.95		1.08	288
12.68	2.51	426,746	0.70		0.86		2.19	288
12.66	1.98	239	1.20		1.35		1.70	288
12.66	2.34	757	0.79		0.95		2.09	288
13.20	6.32	79,838	1.04		1.15		1.64	444
13.11	5.57	5,757	1.79		1.90		0.92	444
13.18	6.69	387,889	0.69		0.81		1.99	444
13.16	6.16	145	1.19		1.31		1.49	444
13.17	6.51	545	0.79		0.90		1.94	444

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From capital	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	$9.41	$0.19	$0.26	$0.45	$(0.11)	$(0.05)	$(0.16)
2017 - C	9.41	0.12	0.28	0.40	(0.07)	(0.03)	(0.10)
2017 - Institutional	9.41	0.22	0.26	0.48	(0.13)	(0.06)	(0.19)
2017 - IR	9.41	0.21	0.26	0.47	(0.13)	(0.05)	(0.18)
2017 - R	9.40	0.16	0.28	0.44	(0.10)	(0.04)	(0.14)
2017 - R6	9.41	0.21	0.27	0.48	(0.13)	(0.06)	(0.19)
2016 - A	10.06	0.28	(0.52)	(0.24)	(0.41)	—	(0.41)
2016 - C	10.06	0.21	(0.52)	(0.31)	(0.34)	—	(0.34)
2016 - Institutional	10.06	0.31	(0.52)	(0.21)	(0.44)	—	(0.44)
2016 - IR	10.06	0.31	(0.53)	(0.22)	(0.43)	—	(0.43)
2016 - R	10.05	0.25	(0.52)	(0.27)	(0.38)	—	(0.38)
2016 - R6 (Commenced July 31, 2015)	10.04	0.20	(0.50)	(0.30)	(0.33)	—	(0.33)
2015 - A	10.64	0.22	(0.51)	(0.29)	(0.29)	— (e)	(0.29)
2015 - C	10.64	0.14	(0.51)	(0.37)	(0.21)	— (e)	(0.21)
2015 - Institutional	10.64	0.25	(0.50)	(0.25)	(0.33)	— (e)	(0.33)
2015 - IR	10.63	0.24	(0.49)	(0.25)	(0.32)	— (e)	(0.32)
2015 - R	10.63	0.19	(0.51)	(0.32)	(0.26)	— (e)	(0.26)
2014 - A	10.46	0.22	0.21	0.43	(0.25)	—	(0.25)
2014 - C	10.46	0.14	0.21	0.35	(0.17)	—	(0.17)
2014 - Institutional	10.46	0.26	0.21	0.47	(0.29)	—	(0.29)
2014 - IR	10.46	0.25	0.20	0.45	(0.28)	—	(0.28)
2014 - R	10.45	0.21	0.19	0.40	(0.22)	—	(0.22)
2013 - A	9.87	0.32	0.73	1.05	(0.46)	—	(0.46)
2013 - C	9.88	0.24	0.72	0.96	(0.38)	—	(0.38)
2013 - Institutional	9.87	0.35	0.73	1.08	(0.49)	—	(0.49)
2013 - IR	9.87	0.34	0.73	1.07	(0.48)	—	(0.48)
2013 - R	9.87	0.30	0.71	1.01	(0.43)	—	(0.43)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Rounds to less than $0.01 per share.

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.70	4.84%	$646,435	0.92%		0.93%		1.96%		184%
9.71	4.25	448,657	1.60		1.68		1.26		184
9.70	5.19	6,435,385	0.58		0.59		2.31		184
9.70	5.10	345,997	0.67		0.68		2.23		184
9.70	4.71	9,577	1.14		1.18		1.66		184
9.70	5.21	66,431	0.56		0.57		2.18		184
9.41	(2.49)	1,383,885	0.90		0.91		2.83		212
9.41	(3.21)	710,230	1.65		1.66		2.08		212
9.41	(2.16)	11,261,977	0.56		0.57		3.17		212
9.41	(2.24)	332,917	0.65		0.66		3.09		212
9.40	(2.73)	9,399	1.15		1.16		2.58		212
9.41	(3.05)	19,708	0.53	(d)	0.55	(d)	3.19	(d)	212
10.06	(2.78)	2,648,848	0.91		0.91		2.10		188
10.06	(3.51)	1,096,577	1.66		1.66		1.34		188
10.06	(2.45)	18,685,774	0.57		0.57		2.43		188
10.06	(2.44)	684,204	0.66		0.66		2.34		188
10.05	(3.03)	9,418	1.16		1.16		1.85		188
10.64	4.16	3,694,217	0.91		0.91		2.08		302
10.64	3.37	1,017,213	1.66		1.66		1.31		302
10.64	4.51	15,469,529	0.57		0.57		2.44		302
10.63	4.32	71,823	0.66		0.66		2.32		302
10.63	3.90	5,454	1.16		1.16		1.96		302
10.46	10.80	709,730	0.99		0.99		3.17		727
10.46	9.86	239,501	1.74		1.74		2.36		727
10.46	11.18	2,428,689	0.65		0.65		3.42		727
10.46	11.07	107,502	0.74		0.74		3.33		727
10.45	10.45	12	1.23		1.23		2.98		727

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Notes to Financial Statements

March 31, 2017

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Bond and Core Fixed Income	A, C, Institutional, Service, IR, R and R6	Diversified
Global Income	A, C, Institutional, Service, IR and R6	Non-diversified
Strategic Income	A, C, Institutional, IR, R and R6	Diversified
Class A Shares are sold with a front-end sales charge of up to 3.75%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR, Class R, and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to each of the Bond, Core Fixed Income and Strategic Income Funds pursuant to management agreements with the Trust. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of GSAM and Goldman Sachs, serves as investment adviser pursuant to a management agreement with the Trust on behalf of the Global Income Fund (the management agreements with GSAM and GSAMI are collectively referred to herein as the “Agreements”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a

124

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Bond	Daily/Monthly	Annually
Core Fixed Income	Daily/Monthly	Annually
Global Income	Daily/Monthly	Annually
Strategic Income*	Monthly/Monthly	Annually

*	Prior to May 1, 2017, the Fund’s distributions from net investment income were declared daily and paid monthly.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  In-Kind Transactions — The Funds may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash.

These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing a Fund’s NAV, in accordance with the Funds’ Valuation

Procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Funds’ prospectus.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to

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March 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s and GSAMI’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM and GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM and GSAMI regularly perform price verification procedures and issue challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued using available market quotations as provided by a third party pricing vendor or broker. Prior to October 11, 2016, such securities were valued at amortized cost. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

ii.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

iii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iv.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

v.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss.

vi.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

vii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM and GSAMI to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

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March 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Option Contracts — When a Fund writes call or put option contracts, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

(“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a referenced security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted referenced obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the referenced obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted referenced obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the referenced obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same referenced security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — Short-term investments having a maturity of 60 days or less are valued using available market quotations as provided by a third party pricing vendor or broker. Prior to October 11, 2016, such securities were valued at amortized cost. These investments are classified as Level 2 of the fair value hierarchy.

i.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

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March 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

Secured Borrowings — Secured borrowings are valued at their contractual amounts, which approximate fair value, and are generally classified as Level 2 of the fair value hierarchy.

i.  Reverse Repurchase Agreements — Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase the securities at a mutually agreed upon date and price (including interest), under the terms of an MRA. The gross value of reverse repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

When a Fund enters into a reverse repurchase agreement, it is required to deliver securities as collateral to the counterparty that exceed the value of the reverse repurchase agreement. During the term of a reverse repurchase agreement, the value of the underlying securities pledged as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the reverse repurchase agreement, including accrued interest. If the value of those securities pledged as collateral, including accrued interest, becomes less than the value of the reverse repurchase agreement, including accrued interest, a Fund will be obligated to deliver additional collateral to the buyer. If the buyer defaults on its commitment to sell back the securities, a Fund could suffer a loss to the extent that the amount borrowed is less than the replacement cost of similar securities and the Fund’s costs associated with delay and enforcement of the reverse repurchase agreement. In addition, in the event of default or insolvency of the buyer, a court could determine that the Fund’s interest in the amount borrowed is not enforceable, resulting in additional losses to a Fund.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM and GSAMI believe that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM and GSAMI, consistent with their procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and

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bankruptcies. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GSAM and GSAMI did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2017:

BOND

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$140,895,048	$—
Mortgage-Backed Obligations	—	144,779,662	1,094,440
U.S. Treasury Obligations and/or Other U.S. Government Agencies	139,040,832	9,189,292	—
Asset-Backed Securities	—	87,849,675	1,350,000
Foreign Debt Obligations	—	15,578,314	—
Structured Notes	—	2,466,644	—
Municipal Debt Obligations	—	6,322,262	—
Government Guarantee Obligations	—	5,454,632	—
Investment Company	6,270	—	—
Short-term Investments	—	43,286,947	—
Total	$139,047,102	$455,822,476	$2,444,440
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(991,563)	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$2,796,608	$—
Futures Contracts	620,698	—	—
Interest Rate Swap Contracts	—	1,582,107	—
Credit Default Swap Contracts	—	3,694	—
Total	$620,698	$4,382,409	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(4,337,352)	$—
Futures Contracts	(200,114)	—	—
Interest Rate Swap Contracts	—	(1,259,888)	—
Credit Default Swap Contracts	—	(356,028)	—
Total	$(200,114)	$(5,953,268)	$—

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March 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$337,895,416	$—
Mortgage-Backed Obligations	—	218,358,455	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	262,127,049	36,175,067	—
Asset-Backed Securities	—	127,962,847	—
Foreign Debt Obligations	—	8,870,941	—
Municipal Debt Obligations	—	9,065,347	—
Government Guarantee Obligations	—	27,257,501	—
Investment Company	2,365,955	—	—
Short-term Investments	—	44,065,673	—
Total	$264,493,004	$809,651,247	$—

Investment Type	Level 1	Level 2	Level 3
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(13,090,781)	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$1,203,705	$—
Futures Contracts	242,072	—	—
Interest Rate Swap Contracts	—	1,277,438	—
Credit Default Swap Contracts	—	19,930	—
Total	$242,072	$2,501,073	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(2,343,325)	$—
Futures Contracts	(180,108)	—	—
Interest Rate Swap Contracts	—	(1,098,173)	—
Total	$(180,108)	$(3,441,498)	$—

GLOBAL INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Foreign Sovereign Debt Obligations	$365,238,678	$59,665,590	$—
Corporate Obligations	—	126,448,922	—
Foreign Debt Obligations	—	4,111,006	—
Asset-Backed Securities	—	137,808,793	4,650,000
Mortgage-Backed Obligations	—	126,846,623	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	62,634,721	2,571,390	—
Government Guarantee Obligations	—	12,312,445	—
Investment Company	15,139	—	—
Total	$427,888,538	$469,764,769	$4,650,000

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GLOBAL INCOME (continued)

Investment Type	Level 1	Level 2	Level 3
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(2,095,391)	$—

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$3,625,185	$—
Futures Contracts	1,686,395	—	—
Interest Rate Swap Contracts	—	2,387,274	—
Total	$1,686,395	$6,012,459	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(9,219,325)	$—
Futures Contracts	(578,053)	—	—
Interest Rate Swap Contracts	—	(1,986,090)	—
Credit Default Swap Contracts	—	(390,812)	—
Total	$(578,053)	$(11,596,227)	$—

STRATEGIC INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Bank Loans	$—	$92,556,940	$57,319,558
Corporate Obligations	—	548,366,970	—
Mortgage-Backed Obligations	—	939,799,592	52,441,925
U.S. Treasury Obligations and/or Other U.S. Government Agencies	269,652,059	46,434,174	—
Asset-Backed Securities	—	2,348,239,476	34,550,000
Foreign Debt Obligations	1,705,363,307	423,976,231	—
Structured Notes	—	48,874,005	—
Municipal Debt Obligations	—	121,053,222	—
Common Stock and/or Other Equity Investments(b)
North America	—	85,877,097	—
Investment Company	339,445,835	—	—
Short-term Investments	—	355,848,208	—
Total	$2,314,461,201	$5,011,025,915	$144,311,483

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$117,772,181	$—
Futures Contracts	22,298,058	—	—
Interest Rate Swap Contracts	—	71,810,124	—
Total Return Swap Contracts	—	69,679	—
Total	$22,298,058	$189,651,984	$—

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March 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

STRATEGIC INCOME (continued)

Derivative Type	Level 1	Level 2	Level 3
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(174,257,508)	$—
Futures Contracts	(9,459,377)	—	—
Interest Rate Swap Contracts	—	(62,176,569)	—
Credit Default Swap Contracts	—	(29,534,178)	—
Total Return Swap Contracts	—	(230,612)	—
Total	$(9,459,377)	$(266,198,867)	$—

The following is a reconciliation of Level 3 investments for the period ended March 31, 2017:

	Bank Loans	Collateralized Mortgage Obligations	Corporate Bonds	Other Asset Backed
Beginning Balance as of March 31, 2016	$144,803,291	$61,203,575	$—	$—
Realized gain (loss)	(43,510,217)	781,713	—	—
Net change in unrealized gain (loss) relating to instruments still held at reporting date	51,937,528	(3,980,024)	(1,283,427)	—
Purchases	20,356,051	312,292	1,487,939	34,550,000
Sales	(88,008,261)	(5,875,631)	—	—
Amortization	1,301,210	—	(204,512)	—
Transfers into Level 3	4,445,528	—	—	—
Transfers out of Level 3	(34,005,572)	—	—	—
Ending Balance as of March 31, 2017	$57,319,558	$52,441,925	$—	$34,550,000

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile noted in table.

Transfers of the above instruments into or out of Level 3 can be attributable to changes in the availability of valid pricing sources or in the observability of significant inputs used to measure the fair value of those instruments.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of March 31, 2017. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

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4. INVESTMENTS IN DERIVATIVES (continued)

Bond
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$2,202,805	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(1,460,002)	(a)(b)
Credit	Variation margin on certain derivative contracts	3,694		Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	(356,028)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	2,796,608		Payable for unrealized loss on forward foreign currency exchange contracts	(4,337,352)
Total		$5,003,107			$(6,153,382)

Core Fixed Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$1,519,509	(a)	Variation margin on certain derivative contracts	$(1,278,281)	(a)(b)
Credit	Variation margin on certain derivative contracts	19,930		—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	1,203,705		Payable for unrealized loss on forward foreign currency exchange contracts	(2,343,325)
Total		$2,743,144			$(3,621,607)

Global Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$4,073,669	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(2,564,143)	(a)(b)
Credit	—	—		Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	(390,812)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	3,625,185		Payable for unrealized loss on forward foreign currency exchange contracts	(9,219,325)
Total		$7,698,854			$(12,174,280)

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Notes to Financial Statements (continued)

March 31, 2017

4. INVESTMENTS IN DERIVATIVES (continued)

Strategic Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$94,177,861	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(71,866,558)	(a)(b)
Credit	—	—		Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	(29,534,178)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	117,772,181		Payable for unrealized loss on forward foreign currency exchange contracts	(174,257,508)
Total		$211,950,042	(a)		$(275,658,244)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $379,990, $29,416, $411,379 and $27,895,262 for Bond, Core Fixed Income, Global Income and Strategic Income Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Bond
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$1,270,822	$26,660	1,751
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(678,643)	(304,325)	52
Currency	Net realized gain (loss) forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	177,758	(1,968,238)	527
Total		$769,937	$(2,245,903)	2,330

Core Fixed Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$181,672	$1,434,253	1,648
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(496,682)	66,651	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	824,907	(1,185,139)	252
Total		$509,897	$315,765	1,901

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4. INVESTMENTS IN DERIVATIVES (continued)

Global Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(938,353)	$680,355	2,202
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(705,715)	(369,155)	3
Currency	Net realized gain (loss) from investments, forward foreign currency exchange contracts and written options/Net change in unrealized gain (loss) on forward foreign currency exchange contracts and written options	18,667,609	(568,471)	534
Total		$17,023,541	$(257,271)	2,739

Strategic Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$59,293,504	$106,489,382	63,772
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(130,369,743)	(9,766,658)	52
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	192,063,812	(51,111,436)	548
Total		$120,987,573	$45,611,288	64,372

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2017.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

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Notes to Financial Statements (continued)

March 31, 2017

4. INVESTMENTS IN DERIVATIVES (continued)

Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of March 31, 2017:

Bond Fund
	Derivative Assets(1)			Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total
Bank of America Securities LLC	$—	$—	$—	$(40,788)	$—	$(40,788)	$(40,788)		$(40,788)
Barclays Bank PLC	—	—	—	(14,777)	—	(14,777)	(14,777)	14,777	—
Citibank NA	5,804	—	5,804	(150,814)	—	(150,814)	(145,010)	41,692	(103,318)
Deutsche Bank AG	25,086	—	25,086	(11,479)	—	(11,479)	13,607		13,607
JPMorgan Securities, Inc.	20,676	—	20,676	(162,132)	—	(162,132)	(141,456)		(141,456)
Morgan Stanley & Co. International PLC	5,887	2,796,608	2,802,495	—	(4,337,352)	(4,337,352)	(1,534,857)	1,534,857	—
Total	$57,453	$2,796,608	$2,854,061	$(379,990)	$(4,337,352)	$(4,717,342)	$(1,863,281)	$1,591,326	$(271,955)

Global Income Fund
	Derivative Assets(1)		Derivative Liabilities(1)
Counterparty	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total	Net Derivatives Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Bank of America Securities LLC	$—	$—	$(110,891)	$—	$(110,891)	$(110,891)	$—	$(110,891)
Barclays Bank PLC	—	—	(3,730)	—	(3,730)	(3,730)	—	(3,730)
Citibank NA	—	—	(295,269)	—	(295,269)	(295,269)	—	(295,269)
Deutsche Bank AG	—	—	(1,489)	—	(1,489)	(1,489)	—	(1,489)
Morgan Stanley & Co. International PLC	3,625,185	3,625,185	—	(9,219,325)	(9,219,325)	(5,594,140)	5,594,140	—
Total	$3,625,185	$3,625,185	$(411,379)	$(9,219,325)	$(9,630,704)	$(6,005,519)	$5,594,140	$(411,379)

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4. INVESTMENTS IN DERIVATIVES (continued)

Strategic Income Fund
	Derivative Assets(1)			Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total
Bank of America Securities LLC	$1,354,295	$—	$1,354,295	$(189,365)	$—	$(189,365)	$1,164,930	$(1,080,000)	$84,930
Barclays Bank PLC	—	—	—	(1,556,302)	—	(1,556,302)	(1,556,302)	1,556,302	—
Citibank NA	—	—	—	(23,040,603)	—	(23,040,603)	(23,040,603)	23,040,603	—
Credit Suisse International (London)	69,679	—	69,679	(189,525)	—	(189,525)	(119,846)	119,846	—
Deutsche Bank AG	—	—	—	(204,396)	—	(204,396)	(204,396)	—	(204,396)
JPMorgan Securities, Inc.	1,671,174	—	1,671,174	(1,942,918)	—	(1,942,918)	(271,744)	270,000	(1,744)
Morgan Stanley & Co. International PLC	35,499	117,772,181	117,807,680	(657,791)	(174,257,508)	(174,915,299)	(57,107,619)	57,107,619	—
UBS AG (London)	—	—	—	(114,362)	—	(114,362)	(114,362)	—	(114,362)
Total	$3,130,647	$117,772,181	$120,902,828	$(27,895,262)	$(174,257,508)	$(202,152,770)	$(81,249,942)	$81,014,370	$(235,572)

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM and GSAMI manage the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM and GSAMI are entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended March 31, 2017 , contractual and effective net management fees with GSAM and GSAMI were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $3 Billion	Over $8 Billion	Effective Rate
Bond	0.45%	0.41%	0.39%	0.38%	0.37%	0.45%	0.40	%*
Core Fixed Income	0.40	0.36	0.34	0.33	0.32	0.40	0.39
Global Income	0.65	0.59	0.56	0.55	0.54	0.65	0.65
Strategic Income	0.60	0.54	0.51	0.50	0.49	0.51	0.51

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*	GSAM has agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Fund’s most recent prospectuses. These waivers will be effective through at least July 29, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

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Notes to Financial Statements (continued)

March 31, 2017

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM and GSAMI have agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the fiscal year ended March 31, 2017, GSAM and GSAMI have waived $60,279, $78,186, $39,858 and $503,730 of the management fee for the Bond, Core Fixed Income, Global Income and Strategic Income Funds, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds.

The Trust, on behalf of Services Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal account maintenance to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Services Shares of the Funds.

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution Plan	0.25%	0.75%	0.50%	—%
Service Plan	—	—	—	0.25

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

For the fiscal year ended March 31, 2017, Goldman Sachs waived a portion of the distribution and service fees equal to 0.01% of the average daily net asset attributable to Class C Shares of the Bond Fund; 0.04% of the average daily net asset attributable to Class C Shares of the Global Income Fund and 0.01%, 0.08%, and 0.03% of the average daily net asset attributable to Class A Shares, Class C Shares, and Class R Shares of the Strategic Income Fund, respectively.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the For the fiscal year ended March 31, 2017, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Bond	$5,719	$374
Core Fixed Income	3,472	1,232
Global Income	12,000	—
Strategic Income	23,976	4

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GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D. Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, as applicable, to compensate service organizations (including Goldman Sachs) for providing varying levels of account administration and/or personal and account maintenance services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C or Service Shares of the Funds, as applicable.

For the fiscal year ended March 31, 2017, Goldman Sachs waived a portion of the Service fees equal to 0.01% of the average daily net assets attributable to the Class C Shares of the Global Income Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

For the fiscal year ended March 31, 2017, Goldman Sachs waived a portion of the transfer agency fees equal to 0.01% of the average daily net assets attributable to the Class IR Shares of the Strategic Income Fund.

F.  Other Expense Agreements and Affiliated Transactions — GSAM and GSAMI have agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM and GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Bond, Core Fixed Income, Global Income and Strategic Income Fund are 0.004%, 0.014%, 0.004% and 0.054%, respectively. These Other Expense limitations will remain in place through at least July 29, 2017 and prior to such date GSAM and GSAMI may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

Goldman Sachs may voluntarily waive a portion of any payments under a Fund’s Distribution and Service Plan, Service Plan and Shareholder Administration Plan, Transfer Agency Agreement, and/or Management Agreement and these waivers may exceed what is stipulated in any fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the fiscal year ended March 31, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Fee Waiver	Distribution and Service Fees	Class C Service Fees	Other Expense Reimbursements	Total Expense Reductions
Bond	$278,366	$—	$2,676	$23	$748,100	$1,029,165
Core Fixed Income	78,252	—	—	—	531,848	610,100
Global Income	39,946	—	10,504	168	800,855	851,473
Strategic Income	504,311	127,842	534,663	—	—	1,166,816

G.  Line of Credit Facility — As of March 31, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM and GSAMI or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2017, the Funds did not have any borrowings under the facility.

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GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2017

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H.  Other Transactions with Affiliates — For the fiscal year ended March 31, 2017, Goldman Sachs earned $59,338, $29,285 and $2,036,454, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Bond, Core Fixed Income and Strategic Income Funds, respectively.

As of March 31, 2017, the following Fund of Funds Portfolios were the beneficial owner of 5% or more of total outstanding shares of the following fund:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio
Global Income	17%	15%

The table below shows the transactions in and earnings from investments in Goldman Sachs Financial Square Government Fund for the fiscal year ended March 31, 2017:

Fund	Market Value 3/31/16	Purchases at Cost	Proceeds from Sales	Market Value 03/31/17	Dividend Income
Bond	$58,985,636	$610,221,464	$(669,200,830)	$6,270	$118,986
Core Fixed Income	81,617,969	859,327,505	(938,579,519)	2,365,955	152,277
Global Income	—	465,088,193	(465,073,054)	15,139	86,675
Strategic Income	2,576,641,388	8,689,247,577	(10,926,443,130)	339,445,835	974,276

The following table provides information about the investment in the shares of an issuer deemed to be an affiliate by the Strategic Income Fund for the fiscal year ended March 31, 2017:

Name of Affiliated Issuer	Market Value 3/31/16	Purchases at Cost	Proceeds from Sales	Net Change in Unrealized Gain (loss)	Market Value 3/31/17
Blue Ridge Mountain Resource, Inc. — Common Stock	$—	$76,509,670	$—	$9,367,427	$85,877,097

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2017, were:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Bond	$2,794,477,487	$152,927,883	$2,730,436,125	$111,549,171
Core Fixed Income	3,807,129,419	248,584,785	3,722,890,725	222,743,424
Global Income	1,999,478,522	493,178,086	2,022,034,718	438,379,488
Strategic Income	10,022,455,371	4,838,770,302	11,048,030,474	8,343,433,154

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6. PORTFOLIO SECURITIES TRANSACTIONS (continued)

The table below summarizes the reverse repurchase agreement activity for the fiscal year ended March 31, 2017:

Fund	Average amount of borrowings	Weighted average interest rate (Paid) Received	Number of days outstanding during the period
Core Fixed Income	$1,924,858	0.239%	215
Strategic Income	3,074,627	0.222	63

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2017 was as follows:

	Bond	Core Fixed Income	Global Income	Strategic Income
Distribution paid from:
Ordinary income	$14,656,764	$25,623,052	$13,843,311	$147,198,708
Net long-term capital gains	—	—	130,340	—
Total taxable distributions	$14,656,764	$25,623,052	$13,973,651	$147,198,708
Tax return of capital	$—	$—	$—	$59,891,424

The tax character of distributions paid during the fiscal year ended March 31, 2016 was as follows:

	Bond	Core Fixed Income	Global Income	Strategic Income
Distribution paid from:
Ordinary income	$14,493,976	$26,072,575	$39,324,578	$809,456,541
Net long-term capital gains	37,564	—	654,973	—
Total taxable distributions	$14,531,540	$26,072,575	$39,979,551	$809,456,541

As of March 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

	Bond	Core Fixed Income	Global Income	Strategic Income
Undistributed ordinary income — net	$699,908	$8,462,904	$13,630,243	$—
Undistributed long-term capital gains	—	—	—	—
Total undistributed earnings	$699,908	$8,462,904	$13,630,243	$—
Capital loss carryforwards(1)(2):
Expiring 2018	—	(22,548,038)	—	—
Perpetual Short-Term	—	—	—	(1,072,699,678)
Perpetual Long-Term	—	(42,826)	—	(677,867,817)
Total capital loss carryforwards	$—	$(22,590,864)	$—	$(1,750,567,495)
Timing differences (Straddle Loss and Deferral/Post October Loss, Deferral/Distributions Payable/Qualified Late Year Loss Deferral)	$(8,992,449)	$(6,995,080)	$(12,555,747)	$(88,811,208)
Unrealized gains (losses) — net	1,731,378	4,960,808	(3,947,611)	(129,358,311)
Total accumulated earnings (losses) net	$(6,561,163)	$(16,162,232)	$(2,873,115)	$(1,968,737,014)

(1)	With the exception of perpetual capital loss carryforwards, expiration occurs on March 31 of the year indicated.
(2)	The Bond Fund utilized $71,097 of capital losses in the current fiscal year.

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Notes to Financial Statements (continued)

March 31, 2017

7. TAX INFORMATION (continued)

As of March 31, 2017, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Bond	Core Fixed Income	Global Income	Strategic Income
Tax Cost	$595,137,646	$1,069,539,246	$906,392,733	$7,521,270,769
Gross unrealized gain	7,166,890	13,129,495	15,206,817	158,764,178
Gross unrealized loss	(4,990,518)	(8,524,490)	(19,296,243)	(210,236,348)
Net unrealized gains (losses) on securities	$2,176,372	$4,605,005	$(4,089,426)	$(51,472,170)
Net unrealized gain (loss) on other investments	(444,994)	355,803	141,815	(77,886,141)
Net unrealized gains (losses)	$1,731,378	$4,960,808	$(3,947,611)	$(129,358,311)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, foreign currency contracts, and differences related to the tax treatment of inflation protected securities, swap transactions, and material modification of debt securities.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from redemptions utilized as distributions and differences in the tax treatment of swap transactions, foreign currency transactions, underlying fund investments, consent fees, inflation protected securities, material modification of debt securities, paydown gains and losses.

Fund	Paid-In Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Bond	$203,092	$(2,996,542)	$2,793,450
Core Fixed Income	—	(3,008,339)	3,008,339
Global Income	—	(19,475,754)	19,475,754
Strategic Income	—	48,816,780	(48,816,780)

GSAM and GSAMI have reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and have concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

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8. OTHER RISKS (continued)

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — If a Fund invests in foreign securities, such Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, it will subject the Fund, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Funds will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Funds’ investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage, the sum of that Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. A Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by

145

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2017

8. OTHER RISKS (continued)

applicable law. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Non-Diversification Risk — The Global Income Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Sector Risk — To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund will be subject, to a greater extent than if its investments were diversified across

146

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

8. OTHER RISKS (continued)

different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM and GSAMI believe the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

147

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2017

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Bond Fund

	For the Fiscal Year Ended March 31, 2017		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,573,734	$46,885,886	4,993,945	$51,178,185
Reinvestment of distributions	287,760	2,949,665	360,014	3,676,908
Shares redeemed	(5,884,460)	(60,427,619)	(2,987,560)	(30,662,635)
	(1,022,966)	(10,592,068)	2,366,399	24,192,458
Class C Shares
Shares sold	912,536	9,446,551	889,003	9,074,268
Reinvestment of distributions	27,421	280,216	25,087	255,633
Shares redeemed	(737,013)	(7,547,043)	(366,352)	(3,763,207)
	202,944	2,179,724	547,738	5,566,694
Institutional Shares
Shares sold	16,403,447	168,499,823	11,979,862	122,560,143
Reinvestment of distributions	821,744	8,423,275	879,826	8,996,243
Shares redeemed	(11,929,123)	(122,040,738)	(14,599,108)	(150,137,633)
	5,296,068	54,882,360	(1,739,420)	(18,581,247)
Service Shares
Shares sold	52,116	538,515	108,752	1,105,191
Reinvestment of distributions	2,814	28,779	133	1,367
Shares redeemed	(36,305)	(371,966)	(1,420)	(14,564)
	18,625	195,328	107,465	1,091,994
Class IR Shares
Shares sold	4,741,570	48,584,216	2,379,638	24,182,232
Reinvestment of distributions	125,369	1,284,093	77,162	785,740
Shares redeemed	(4,391,214)	(44,665,033)	(931,715)	(9,519,254)
	475,725	5,203,276	1,525,085	15,448,718
Class R Shares
Shares sold	2,162,978	22,269,256	1,020,324	10,452,104
Reinvestment of distributions	10,674	108,888	3,790	38,556
Shares redeemed	(542,633)	(5,572,224)	(158,917)	(1,626,756)
	1,631,019	16,805,920	865,197	8,863,904
Class R6 Shares
Shares sold	5,606,585	56,944,351	969	10,005
Reinvestment of distributions	42,711	432,344	28	284
Shares redeemed	(616,432)	(6,233,345)	(1)	(5)
	5,032,864	51,143,350	996	10,284
NET INCREASE	11,634,279	$119,817,890	3,673,460	$36,592,805

148

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Core Fixed Income Fund

	For the Fiscal Year Ended March 31, 2017		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,353,486	$56,015,730	3,252,990	$33,932,511
Reinvestment of distributions	288,507	3,037,820	319,873	3,342,023
Shares redeemed	(4,875,469)	(51,249,968)	(4,224,084)	(44,126,078)
	766,524	7,803,582	(651,221)	(6,851,544)
Class C Shares
Shares sold	482,737	5,142,702	508,257	5,332,470
Reinvestment of distributions	23,122	244,819	26,813	281,538
Shares redeemed	(715,295)	(7,553,396)	(644,416)	(6,758,102)
	(209,436)	(2,165,875)	(109,346)	(1,144,094)
Institutional Shares
Shares sold	30,126,882	317,175,538	27,965,702	292,874,669
Reinvestment of distributions	1,832,234	19,370,742	1,953,290	20,490,618
Shares redeemed	(23,597,706)	(247,401,131)	(34,999,122)	(366,124,700)
	8,361,410	89,145,149	(5,080,130)	(52,759,413)
Service Shares
Shares sold	46,424	491,295	33,804	354,906
Reinvestment of distributions	1,315	13,913	2,002	21,005
Shares redeemed	(51,239)	(542,945)	(62,728)	(656,549)
	(3,500)	(37,737)	(26,922)	(280,638)
Class IR Shares
Shares sold	3,679,391	38,606,126	81,723	853,932
Reinvestment of distributions	71,462	752,538	12,469	130,405
Shares redeemed	(521,690)	(5,488,071)	(89,024)	(931,375)
	3,229,163	33,870,593	5,168	52,962
Class R Shares
Shares sold	328,713	3,464,601	823,059	8,578,041
Reinvestment of distributions	15,139	159,713	2,748	28,803
Shares redeemed	(1,156,890)	(12,022,751)	(27,806)	(290,567)
	(813,038)	(8,398,437)	798,001	8,316,277
Class R6 Shares
Shares sold	813,776	8,608,526	5,506,298	57,543,009
Reinvestment of distributions	140,450	1,485,611	57,877	605,328
Shares redeemed	(981,123)	(10,298,490)	(165,257)	(1,725,988)
	(26,897)	(204,353)	5,398,918	56,422,349
NET INCREASE	11,304,226	$120,012,922	334,468	$3,755,899

149

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2017

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Global Income Fund

	For the Fiscal Year Ended March 31, 2017		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	10,314,055	$127,172,006	5,506,569	$67,160,547
Reinvestment of distributions	180,137	2,206,762	297,989	3,600,719
Shares redeemed	(8,466,815)	(103,561,696)	(1,754,152)	(21,744,852)
	2,027,377	25,817,072	4,050,406	49,016,414
Class C Shares
Shares sold	1,130,610	13,879,638	650,861	7,885,464
Reinvestment of distributions	10,517	126,954	26,894	321,133
Shares redeemed	(464,762)	(5,641,966)	(155,922)	(1,915,497)
	676,365	8,364,626	521,833	6,291,100
Institutional Shares
Shares sold	32,510,045	398,441,316	37,434,632	461,794,981
Reinvestment of distributions	819,240	10,032,505	2,863,569	34,552,548
Shares redeemed	(34,231,372)	(419,887,389)	(22,227,361)	(273,644,934)
	(902,087)	(11,413,568)	18,070,840	222,702,595
Service Shares
Shares sold	289,358	3,532,058	176,874	2,116,062
Reinvestment of distributions	3,150	38,342	1,567	18,859
Shares redeemed	(251,304)	(3,054,236)	(19,066)	(233,220)
	41,204	516,164	159,375	1,901,701
Class IR Shares
Shares sold	7,806,270	95,481,085	2,174,979	26,444,885
Reinvestment of distributions	80,695	985,345	65,265	786,398
Shares redeemed	(2,472,118)	(30,261,447)	(461,738)	(5,685,730)
	5,414,847	66,204,983	1,778,506	21,545,553
Class R6 Shares
Shares sold	518,135	6,336,385	45,878	553,984
Reinvestment of distributions	3,635	44,298	114	1,379
Shares redeemed	(115,606)	(1,415,102)	(3,413)	(41,274)
	406,164	4,965,581	42,579	514,089
NET INCREASE	7,663,870	$94,454,858	24,623,539	$301,971,452

150

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Strategic Income Fund

	For the Fiscal Year Ended March 31, 2017		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	16,582,799	$158,475,200	36,868,744	$363,552,779
Reinvestment of distributions	1,847,651	17,587,116	7,904,030	77,435,551
Shares redeemed	(98,896,828)	(945,007,615)	(160,983,204)	(1,582,299,263)
	(80,466,378)	(768,945,299)	(116,210,430)	(1,141,310,933)
Class C Shares
Shares sold	2,159,739	20,652,979	7,231,309	71,646,822
Reinvestment of distributions	535,471	5,096,202	2,432,712	23,792,801
Shares redeemed	(31,938,967)	(304,876,701)	(43,166,049)	(425,167,852)
	(29,243,757)	(279,127,520)	(33,502,028)	(329,728,229)
Institutional Shares
Shares sold	147,320,824	1,409,295,141	314,004,126	3,101,913,662
Shares issued in connection with in-kind transactions	10,674,967	101,387,609	—	—
Reinvestment of distributions	15,268,305	145,392,821	55,944,745	547,783,055
Shares redeemed	(706,992,416)	(6,736,638,058)	(1,030,340,783)	(10,109,131,076)
	(533,728,320)	(5,080,562,487)	(660,391,912)	(6,459,434,359)
Class IR Shares
Shares sold	29,140,003	280,732,780	11,204,074	110,163,385
Reinvestment of distributions	525,915	5,008,127	2,138,511	20,963,327
Shares redeemed	(29,399,265)	(280,250,146)	(45,981,957)	(453,121,610)
	266,653	5,490,761	(32,639,372)	(321,994,898)
Class R Shares
Shares sold	307,026	2,930,731	570,892	5,621,320
Reinvestment of distributions	9,166	87,277	27,401	267,225
Shares redeemed	(328,210)	(3,138,818)	(535,313)	(5,192,301)
	(12,018)	(120,810)	62,980	696,244
Class R6 Shares
Shares sold	5,668,464	54,875,730	2,484,802	24,539,088
Reinvestment of distributions	42,531	405,716	53,301	510,014
Shares redeemed	(957,824)	(9,179,601)	(443,633)	(4,212,535)
	4,753,171	46,101,845	2,094,470	20,836,567
NET DECREASE	(638,430,649)	$(6,077,163,510)	(840,586,292)	$(8,230,935,608)

151

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

Goldman Sachs Multi-Sector Fixed Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Bond Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, and the Goldman Sachs Strategic Income Fund (collectively the “Funds”), funds of the Goldman Sachs Trust, as of March 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 25, 2017

152

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR, Class R or Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2016 through March 31, 2017, which represents a period of 182 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Bond Fund				Core Fixed Income Fund				Global Income Fund				Strategic Income Fund
Share Class	Beginning Account Value 10/1/16	Ending Account Value 3/31/17		Expenses Paid for the 6 months ended 3/31/17*	Beginning Account Value 10/1/16	Ending Account Value 3/31/17		Expenses Paid for the 6 months ended 3/31/17*	Beginning Account Value 10/1/16	Ending Account Value 3/31/17		Expenses Paid for the 6 months ended 3/31/17*	Beginning Account Value 10/1/16	Ending Account Value 3/31/17		Expenses Paid for the 6 months ended 3/31/17*
Class A
Actual	$1,000.00	$978.60		$3.90	$1,000.00	$981.10		$3.90	$1,000.00	$983.60		$5.09	$1,000.00	$1,020.60		$4.58
Hypothetical 5% return	1,000.00	1,020.99	+	3.98	1,000.00	1,020.99	+	3.98	1,000.00	1,019.80	+	5.19	1,000.00	1,020.39	+	4.58
Class C
Actual	1,000.00	978.80		7.60	1,000.00	978.50		7.60	1,000.00	980.00		8.54	1,000.00	1,018.70		7.55
Hypothetical 5% return	1,000.00	1,017.25	+	7.75	1,000.00	1,017.25	+	7.75	1,000.00	1,016.31	+	8.70	1,000.00	1,017.45	+	7.54
Institutional
Actual	1,000.00	984.20		2.23	1,000.00	983.80		2.23	1,000.00	985.20		3.42	1,000.00	1,022.20		2.92
Hypothetical 5% return	1,000.00	1,022.69	+	2.27	1,000.00	1,022.69	+	2.27	1,000.00	1,021.49	+	3.48	1,000.00	1,022.04	+	2.92
Service
Actual	1,000.00	981.70		4.69	1,000.00	980.40		4.69	1,000.00	981.90		5.88	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,020.20	+	4.78	1,000.00	1,020.20	+	4.78	1,000.00	1,019.00	+	5.99	N/A	N/A		N/A
Class IR
Actual	1,000.00	983.60		2.67	1,000.00	982.30		2.67	1,000.00	984.80		3.86	1,000.00	1,021.80		3.33
Hypothetical 5% return	1,000.00	1,022.24	+	2.72	1,000.00	1,022.24	+	2.72	1,000.00	1,021.04	+	3.93	1,000.00	1,021.64	+	3.33
Class R
Actual	1,000.00	981.30		5.14	1,000.00	980.80		5.14	N/A	N/A		N/A	1,000.00	1,020.60		5.59
Hypothetical 5% return	1,000.00	1,019.75	+	5.24	1,000.00	1,019.75	+	5.24	N/A	N/A		N/A	1,000.00	1,019.40	+	5.59
Class R6
Actual	1,000.00	984.30		2.13	1,000.00	983.90		2.11	1,000.00	985.30		3.32	1,000.00	1,022.30		2.82
Hypothetical 5% return	1,000.00	1,022.79	+	2.17	1,000.00	1,022.80		2.15	1,000.00	1,021.59	+	3.38	1,000.00	1,022.14	+	2.82

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Bond	0.79%	1.54%	0.45%	0.95%	0.54%	1.04%	0.43%
Core Fixed Income	0.79	1.54	0.45	0.95	0.54	1.04	0.43
Global Income	1.03	1.73	0.69	1.19	0.78	N/A	0.67
Strategic Income	0.91	1.50	0.58	N/A	0.66	1.11	0.56

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

153

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 75	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Chairman of the Board of Trustees, Goldman Sachs Trust II (2012-2016), Goldman Sachs MLP Income Opportunities Fund (2013-2016), Goldman Sachs MLP and Energy Renaissance Fund (2014-2016), and Goldman Sachs ETF Trust (2014-2016); Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs BDC, Inc.; and Goldman Sachs Private Middle Market Credit LLC.

				106	None
Kathryn A. Cassidy Age: 63	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Diana M. Daniels Age: 67	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Herbert J. Markley Age: 66	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Jessica Palmer Age: 68	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None

154

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 56	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a ceiling materials manufacturer) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				104	Armstrong World Industries, Inc. (a ceiling materials manufacturer)
Gregory G. Weaver Age: 65	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	Verizon Communications Inc.

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	138	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2017, Goldman Sachs Trust consisted of 90 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

155

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 48	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of March 31, 2017 for whom information is provided as of May 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Multi Sector Fixed Income Funds Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Global Income Fund designates $130,340, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended March 31, 2017.

Pursuant to Section 871(k) of the Internal Revenue Code, the Bond and Global Income Funds designate $264,704 and $3,623,831, respectively, as short-term capital gain dividends paid during the fiscal year ended March 31, 2017.

156

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.17 trillion in assets under supervision as of March 31, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs and Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund[4]
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Fixed Income Macro Strategies Fund

Fundamental Equity

∎	Growth and Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Focused Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Growth Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Dynamic U.S. Equity Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Dynamic Allocation Fund
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs and Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and
Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS AND CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

Investment Adviser

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Funds management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman Sachs and Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of March 31, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs and Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman Sachs and Co. LLC is the distributor of the Goldman Sachs Funds.

© 2017 Goldman Sachs. All rights reserved. 91429-TMPL-05/2017-535973 MSFIAR-17/91K

Goldman Sachs Funds

Annual Report	March 31, 2017

Municipal Fixed Income Funds
Dynamic Municipal Income
High Yield Municipal
Short Duration Tax-Free

Goldman Sachs Municipal Fixed Income Funds

∎	DYNAMIC MUNICIPAL INCOME

∎	HIGH YIELD MUNICIPAL

∎	SHORT DURATION TAX-FREE

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset

Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

∎	Assess relative value among securities and sectors

∎	Leverage the vast resources of GSAM in selecting securities for each portfolio

∎	Team approach to decision making

∎	Manage risk by avoiding significant sector and interest rate bets

∎	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

∎	Include domestic investment options, tax-free income opportunities, and access to areas of specialization

∎	Capitalize on GSAM’s industry-renowned credit research capabilities

∎	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

1

MARKET REVIEW

Goldman Sachs Municipal Fixed Income Funds

Market Review

The municipal bond market generated slightly positive returns during the 12 months ended March 31, 2017 (the “Reporting Period”), despite a steepening yield curve and slightly negative supply and demand dynamics. (Yield curve indicates a spectrum of maturities. A steepening yield curve means the differential in yields between longer-term and shorter-term maturities widened.)

When the Reporting Period began in the second quarter of 2016, municipal bond prices rose and the yield curve flattened. However, during the rest of the Reporting Period, concerns about the Federal Reserve’s (“Fed”) interest rate policy and weakening market technicals, or supply and demand factors, drove up municipal bond yields, pushing down prices.

Shorter-term municipal yields (as represented by two-year maturities) rose during the Reporting Period overall, while longer-term municipal yields rose even more. As a result, the municipal yield curve steepened. The yield on a two-year AAA-rated municipal security increased 22 basis points to 1.02%; the yield on a 10-year AAA-rated municipal security rose 43 basis points to 2.25%; and the yield on a 30-year AAA-rated municipal security increased 36 basis points to 3.05% . (A basis point is 1/100th of a percentage point.) By comparison, the yield on a two-year U.S. Treasury security rose 53 basis points to 1.25%; the yield on a 10-year U.S. Treasury rose 62 basis points to 2.39%; and the yield on a 30-year U.S. Treasury security increased 40 basis points to 3.01% . (Source: GSAM, MMD and Bloomberg.)

During the Reporting Period, supply and demand factors had a slightly negative impact on the municipal bond market. Primary market issuance was heavy, with approximately $430 billion of new supply. After seeing positive investment inflows during the first part of the Reporting Period, demand softened and municipal bond mutual funds experienced outflows toward the end of 2016. Flows turned positive again in early 2017. For the Reporting Period overall, municipal bond mutual funds received average investment inflows of $391 million per week. (Source: Lipper.)

For most states, the fiscal 2017 budget season ended on July 1, 2016 with little fanfare. State and local revenues expanded during fiscal 2016, though slowly, reflecting weak U.S. Gross Domestic Product (“GDP”). Those states and localities with greater dependence upon fossil fuel extraction and exploration had more challenging fiscal 2016 performance and consequently have more challenging fiscal 2017 budgets. That said, the firming of oil prices during the Reporting Period provided some stability to these affected states and localities. In addition, Illinois’ and Pennsylvania’s budget processes reflected a continuation of the political gridlock from the 2016 fiscal year, although some signs of thawing were evident in both states.

Regarding Puerto Rico, on March 13, 2017, the Financial Oversight and Management Board (“FOMB”) certified the governor’s fiscal plan, which was expected to provide the foundation for debt restructuring negotiations. Creditors were largely disappointed, as the plan included minimal cuts to services, pensions and other general fund expenditures and left a surplus covering less than 25% of Puerto Rico’s average annual debt service. The Puerto Rico Oversight, Management and Economic Stability Act (“PROMESA”) requires the FOMB to honor the existing priorities of various debt obligations, and creditors appeared to believe the fiscal plan was in violation of that requirement as well as other PROMESA provisions. In addition, the FOMB chose a mediation process for creditor negotiations, with the first set of meetings scheduled to take place during the week of April 9, 2017. However, the stay on any creditor litigation expires on May 1, 2017, which leaves little time to achieve progress through mediation. At the end of the Reporting Period, the path for negotiations remained highly

2

MARKET REVIEW

uncertain. Two possible outcomes could be a mutual forbearance agreement to extend the timeline or court intervention under Title III of PROMESA. A mutual forbearance agreement would allow more time to work through the complex negotiations needed to reach an agreement between the commonwealth and its creditors. Title III of PROMESA would require the involvement of a federal judge, and so it might take longer for an agreement to be reached. Therefore, as the Reporting Period came to an end, we expected headlines about creditor negotiations to increase in the near term.

High Yield Municipals

During the Reporting Period, the high yield municipal bond market outperformed the investment grade municipal bond market. The main drivers of outperformance among high yield municipal bonds were Puerto Rico credits and the tobacco sector. Both segments rose by more than 10%, as measured by the Bloomberg Barclays High Yield Municipal Bond Index, during the Reporting Period. The passage of PROMESA and the appointments to the FOMB led to a Puerto Rico credit rally, helping the commonwealth’s municipal bonds outpace the Bloomberg Barclays High Yield Municipal Index for the Reporting Period as a whole.

Looking Ahead

At the end of the Reporting Period, municipal bond market technicals appeared to be strengthening, with issuance slowing and demand increasing. However, we believe Fed monetary policy and potential interest rate hikes could weigh on the market in the near term. That said, we also think higher interest rates could make the tax-exempt benefits of municipal bonds even more attractive and could boost the relative performance of the asset class. In addition, while tax reform is a part of the Trump administration’s policy agenda, there has been little detail about what it might involve. We expect the uncertainty on this issue to create some market volatility in the coming months. Meanwhile, we anticipate an increase in infrastructure investment by states and municipalities, and we expect their governments to take advantage of continued low interest rates to issue debt. We also expect to see more headlines around pension cost escalation, as this remains a serious challenge for some states and localities.

In the months ahead, we intend to maintain our approach in which we focus on seeking attractive risk/return opportunities across maturities along the municipal bond yield curve and inclusive of all credit qualities. We will continue seeking to keep the Funds invested in the most tax-efficient manner.

On May 3, 2017, after the end of the Reporting Period, the governor of Puerto Rico and the FOMB filed a petition for a court-based bankruptcy process that will allow the commonwealth to enter a restructuring under Title III of PROMESA. The petition was in response to failed negotiations with creditors and the litigations that were filed. The only entity identified in the May 3rd filing was the commonwealth itself, which issues general obligation (“GO”) bonds. However, most observers expect other municipal debt, such as sales tax revenue bonds, to be affected. Other entities, including the Aqueduct and Sewer Authority (“PRASA”) and the Electric Authority (“PREPA”), are expected to be excluded from this filing and entered into Title VI consensual negotiations. The municipal bond market appeared to have anticipated the failure of negotiations, subsequent litigation and resulting Title III filing. Therefore, prices for GO and sales tax revenue bonds were relatively unchanged upon news of the filing. The Funds’ Puerto Rico holdings are primarily general obligation bonds, subordinate sales tax revenue bonds, PRASA and PREPA bonds.

3

PORTFOLIO RESULTS

Goldman Sachs Dynamic Municipal Income Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Dynamic Municipal Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 1.73%, 1.04%, 2.13%, 1.57% and 2.03%, respectively. These returns compare to the 0.21% average annual total return of the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1-10 Year Blend Index (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited overall from its sector positioning and bottom-up issue selection. This was offset slightly by exposure to longer maturity securities, which detracted very modestly from the Fund’s relative performance, as the municipal yield curve steepened, meaning the differential between longer-term and shorter- term yields widened. In addition, the Fund’s duration and yield curve positioning dampened results. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of maturities.)

Q	Which municipal bond market sectors most significantly affected Fund performance during the Reporting Period?

A	As headlines about Puerto Rico became more constructive, the Fund was aided by its overweight position in Puerto Rico municipal bonds. The Fund’s overweights in the tobacco and hospital sectors also proved advantageous. Conversely, the Fund’s underweight in New York credits relative to the Index was a modest detractor, as that state’s municipal bonds performed well during the Reporting Period.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance during the Reporting Period?

A	The Fund’s long duration positioning versus that of the Index detracted slightly from relative performance, as municipal yields rose during the Reporting Period. The Fund was also modestly hampered by its yield curve positioning relative to the Index, especially its exposure to the longer-maturity segment of the municipal yield curve, as the yield curve steepened.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period as a whole?

A	During the Reporting Period, the Fund used municipal inverse variable rate securities to take advantage of the steepness of the municipal yield curve. The municipal yield curve steepened during the Reporting Period overall, as yields on shorter-term maturity municipal bonds rose less than those on longer-term maturity municipal bonds. Municipal inverse variable rate securities have an inverse relationship to short-term interest rates — the interest rate they pay generally increases as short-term interest rates fall and vice versa — and they therefore have the potential to increase or decrease the Fund’s income. In addition, the Fund used municipal credit default swaps as we sought to capture the upside potential of select securities that were trading below what we considered their intrinsic value. The Fund also employed U.S. Treasury futures to manage U.S. interest rate duration. To manage against potential changes in interest rates, the Fund used interest rate swap contracts during the Reporting Period overall. Derivatives had a positive impact, on a net basis, on the Fund’s performance during the Reporting Period.

4

PORTFOLIO RESULTS

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s exposures to special assessment and pre-refunded bonds. (Pre-refunding, also known as advance refunding, is a procedure in which a municipality issues a second bond at a lower interest rate, and uses the proceeds from the sale of the second bond to invest in “escrow collateral” for the first bond. The escrow collateral is typically in Treasury securities. Pre-refunded municipal bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow collateral, they often increase in value — sometimes significantly.) In addition, during the Reporting Period, we decreased the Fund’s allocations to university, hospital and tobacco bonds. We reduced the Fund’s exposure to higher quality AA-rated issues, and we increased its exposure to lower quality BBB-rated issues and other lower credit quality rated municipal bonds.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund held a longer duration position compared to that of the Index. It was underweight relative to the Index in higher credit quality investment grade municipal bonds and overweight in BBB-rated and other lower credit quality issues. Relative to the Index, the Fund was overweight in Puerto Rico and Illinois municipal bonds and underweight in New York and California municipal bonds.

5

FUND BASICS

Dynamic Municipal Income Fund

as of March 31, 2017

PERFORMANCE REVIEW
April 1, 2016–March 31, 2017	Fund Total Return (based on NAV)[1]	Bloomberg Barclays Municipal Bond 1-10 Yr Blend Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]	30-Day Taxable Equivalent Yield[4]
Class A	1.73%	0.21%	2.89%	2.73%	5.11%
Class C	1.04	0.21	2.26	2.09	3.99
Institutional	2.13	0.21	3.34	3.17	5.90
Service	1.57	0.21	2.85	2.67	5.04
Class IR	2.03	0.21	3.25	3.07	5.74

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays Municipal Bond 1-10 Year Blend Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[4]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2016 federal income tax rate of 43.4%.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 3/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-2.08%	2.40%	3.39%	4.52%	7/20/93
Class C	0.03	2.43	3.01	3.63	8/15/97
Institutional	2.13	3.55	4.14	4.78	8/15/97
Service	1.57	3.01	3.59	4.28	8/15/97
Class IR	2.03	3.45	N/A	4.39	7/30/10

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 4.5%, which is not reflected in the figures shown. Because Institutional Shares, Service Shares and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.78%	0.99%
Class C	1.53	1.75
Institutional	0.44	0.65
Service	0.94	1.16
Class IR	0.53	0.74

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

7

FUND BASICS

SECTOR ALLOCATION[7]
Percentage of Market Value

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

8

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Performance Summary

March 31, 2017

The following graph shows the value as of March 31, 2017, of a $1,000,000 investment made on April 1, 2007 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1-10 Year Blend Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class A, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Dynamic Municipal Income Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2007 through March 31, 2017.

Average Annual Total Return through March 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced July 20, 1993)
Excluding sales charges	1.73%	3.18%	3.78%	4.68%
Including sales charges	-2.08%	2.40%	3.39%	4.52%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	1.04%	2.43%	3.01%	3.63%
Including contingent deferred sales charges	0.03%	2.43%	3.01%	3.63%

Institutional Shares (Commenced August 15, 1997)	2.13%	3.55%	4.14%	4.78%

Service Shares (Commenced August 15, 1997)	1.57%	3.01%	3.59%	4.28%

Class IR (Commenced July 30, 2010)	2.03%	3.45%	N/A	4.39%

9

PORTFOLIO RESULTS

Goldman Sachs High Yield Municipal Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Municipal Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 4.48%, 3.70%, 4.88% and 4.81%, respectively. These returns compare to the 2.63% average annual total return of the Fund’s benchmark, the Goldman Sachs High Yield Municipal Fund Composite Index (“High Yield Municipal Composite”), during the same time period.

The High Yield Municipal Fund Composite is composed 60% of the Bloomberg Barclays High Yield Municipal Bond Index (with dividends reinvested) and 40% of the Bloomberg Barclays Municipal Bond Index (with dividends reinvested), which generated average annual total returns of 4.31% and 0.15%, respectively, during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund benefited from individual issue selection within the tobacco sector. In addition, our tactical management of the Fund’s duration positioning enhanced results. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.) Conversely, the Fund’s underweight compared to the High Yield Municipal Composite in Puerto Rico municipal bonds detracted from performance. Also, holdings of longer maturity securities limited the Fund’s returns, as the municipal yield curve steepened during the Reporting Period, meaning the differential between longer-term and shorter-term yields widened. (Yield curve is a spectrum of maturities.)

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	The Fund’s overweight position relative to the High Yield Municipal Composite in the hospital sector boosted results during the Reporting Period. An underweight in tobacco municipal bonds detracted from relative performance, as the sector posted strong returns. However, as mentioned previously, individual issue selection within the tobacco sector added to the Fund’s relative results.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	During the Reporting Period, the tactical management of the Fund’s duration positioning versus that of the High Yield Municipal Composite added to relative performance. The Fund benefited from a long duration position when municipal yields fell during the second quarter of 2016. Our subsequent decision to shorten the Fund’s duration position aided performance, as municipal yields rose through the rest of the Reporting Period. The Fund’s yield curve positioning did not have a meaningful impact on performance during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used municipal credit default swaps as we sought to capture the upside potential of select securities that were trading below what we considered their intrinsic value. In addition, the Fund employed interest rate swaps, tied to LIBOR (London interbank offered rates, which are floating interest rates widely used as reference rates in bank, corporate and government lending agreements), to manage the Fund’s duration position during the Reporting Period.

10

PORTFOLIO RESULTS

Also during the Reporting Period, the Fund used municipal inverse variable rate securities to take advantage of the steepness of the municipal yield curve. The municipal yield curve steepened during the Reporting Period overall as yields on shorter-term maturity municipal bonds rose less than those on longer-term maturity municipal bonds. Municipal inverse variable rate securities have an inverse relationship to short-term interest rates — the interest rate they pay generally increases as short-term interest rates fall and vice versa — and they therefore have the potential to increase or decrease the Fund’s income. Derivatives had a positive impact, on a net basis, on the Fund’s performance during the Reporting Period.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	During the Reporting Period, we decreased the Fund’s exposure to the hospital sector, reducing its overweight position versus the High Yield Municipal Composite. We increased the Fund’s allocation to the municipal debt of Illinois and decreased its exposure to the municipal debt of Texas.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the High Yield Municipal Composite in the hospital sector and underweight in the tobacco sector. Compared to the High Yield Municipal Composite, the Fund was underweight higher credit quality AAA-rated and AA- rated issues and overweight lower credit quality BBB-rated and CCC-rated issues.

11

FUND BASICS

High Yield Municipal Fund

as of March 31, 2017

PERFORMANCE REVIEW
April 1, 2016– March 31, 2017	Fund Total Return (based on NAV)[1]	Goldman Sachs High Yield Municipal Fund Composite Index[2]	Bloomberg Barclays Municipal High Yield Bond Index[3]	Bloomberg Barclays Municipal Bond Index[4]	30-Day Standardized Subsidized Yield[5]	30-Day Standardized Unsubsidized Yield[5]	30-Day Taxable Equivalent Yield[6]
Class A	4.48%	2.63%	4.31%	0.15%	3.46%	3.40%	6.11%
Class C	3.70	2.63	4.31	0.15	2.88	2.82	5.09
Institutional	4.88	2.63	4.31	0.15	3.91	3.89	6.91
Class IR	4.81	2.63	4.31	0.15	3.86	3.79	6.82

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Goldman Sachs High Yield Municipal Fund Composite Index is comprised of the Bloomberg Barclays Municipal High Yield Bond Index (60%) (with dividends reinvested) and the Bloomberg Barclays Municipal Bond Index (40%) (with dividends reinvested).

[3]	The Bloomberg Barclays Municipal High Yield Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Bloomberg Barclays Municipal High Yield Bond Index does not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Bloomberg Barclays Municipal Bond Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[6]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2016 federal income tax rate of 43.4%.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12

FUND BASICS

STANDARDIZED TOTAL RETURNS[7]
For the period ended 3/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-0.21%	4.72%	2.44%	4.49%	4/3/00
Class C	2.66	4.91	2.14	4.00	4/3/00
Institutional	4.88	5.99	3.24	5.14	4/3/00
Class IR	4.81	5.97	N/A	6.50	7/30/10

[7]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[8]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.86%	0.93%
Class C	1.61	1.68
Institutional	0.57	0.59
Class IR	0.61	0.68

[8]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

13

FUND BASICS

SECTOR ALLOCATION[9]
Percentage of Market Value

[9]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

14

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Performance Summary

March 31, 2017

The following graph shows the value as of March 31, 2017, of a $1,000,000 investment made on April 1, 2007 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the High Yield Municipal Composite, which is composed of the Bloomberg Barclays Municipal High Yield Bond Index (60%) and the Bloomberg Barclays Municipal Bond Index (40%) (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

High Yield Municipal Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2007 through March 31, 2017.

Average Annual Total Return through March 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced April 3, 2000)
Excluding sales charges	4.48%	5.69%	2.91%	4.78%
Including sales charges	-0.21%	4.72%	2.44%	4.49%

Class C (Commenced April 3, 2000)
Excluding contingent deferred sales charges	3.70%	4.91%	2.14%	4.00%
Including contingent deferred sales charges	2.66%	4.91%	2.14%	4.00%

Institutional Shares (Commenced April 3, 2000)	4.88%	5.99%	3.24%	5.14%

Class IR (Commenced July 30, 2010)	4.81%	5.97%	N/A	6.50%

15

PORTFOLIO RESULTS

Goldman Sachs Short Duration Tax-Free Fund

Investment Objective

The Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Tax-Free Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 0.63%, 0.23%, 0.94%, 0.44% and 0.88%, respectively. These returns compare to the 0.62% average annual total return of the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1-3 Year Blend Index (with dividends reinvested) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s duration and yield curve strategy detracted modestly from relative results during the Reporting Period. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of maturities.) Fund performance was also hurt by its holdings of longer-term securities, as the municipal yield curve steepened during the Reporting Period, meaning the differential between longer- term and shorter-term yields widened. On the positive side, sector positioning and bottom-up issue selection overall enhanced the Fund’s relative returns.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	During the Reporting Period, our selection of revenue bonds added to the Fund’s relative performance. The Fund’s lower credit quality bias also added to relative returns, as municipal credit spreads (yield differentials versus taxable bonds of comparable maturity) tightened during the Reporting Period. In addition, the Fund’s investments in Puerto Rico municipal bonds bolstered results, as Puerto Rico credits rallied amidst positive headline news.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	The Fund’s duration and yield curve strategy overall detracted modestly from relative performance. More specifically, the Fund was hurt by its longer duration position relative to that of the Index, as municipal yields rose during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used municipal credit default swaps as we sought to capture the upside potential of select securities that were trading below what we considered their intrinsic value. Derivatives did not have a material impact, on a net basis, on the Fund’s performance during the Reporting Period.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	We reduced the Fund’s exposure to appropriation credits during the Reporting Period. We increased its exposure to general obligation and special assessment bonds. In addition, we increased the Fund’s allocation to the municipal debt of Massachusetts and decreased its exposure to the municipal debt of California.

16

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had a slightly long duration position compared to that of the Index but in line with the Fund’s historical range. It was overweight relative to the Index in higher credit quality AAA-rated issues, BBB-rated issues and lower credit quality rated municipal bonds. In addition, the Fund was underweight California and Texas municipal bonds at the end of the Reporting Period.

17

FUND BASICS

Short Duration Tax-Free Fund

as of March 31, 2017

PERFORMANCE REVIEW
April 1, 2016–March 31, 2017	Fund Total Return (based on NAV)[1]	Bloomberg Barclays Municipal 1-3 Year Blend Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]	30-Day Taxable Equivalent Yield[4]
Class A	0.63%	0.62%	1.29%	1.22%	2.28%
Class C	0.23	0.62	0.91	0.50	1.61
Institutional	0.94	0.62	1.60	1.57	2.83
Service	0.44	0.62	1.11	1.08	1.96
Class IR	0.88	0.62	1.55	1.48	2.74

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays Municipal 1-3 Year Blend Index (with dividends reinvested), an unmanaged index, represents investment grade municipal bonds with maturities greater than one year and less than 4 years, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[4]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2016 federal income tax rate of 43.4% .

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

18

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 3/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-0.88%	0.47%	1.85%	2.56%	5/1/97
Class C	-0.42	0.35	1.46	1.92	8/15/97
Institutional	0.94	1.09	2.33	3.21	10/1/92
Service	0.44	0.59	1.82	2.67	9/20/94
Class IR	0.88	1.02	N/A	1.33	7/30/10

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 2.0%, which is not reflected in the figures shown. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.69%	0.76%
Class C	1.09	1.51
Institutional	0.39	0.42
Service	0.89	0.92
Class IR	0.44	0.51

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

19

FUND BASICS

SECTOR ALLOCATION[7]
Percentage of Market Value

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

20

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Performance Summary

March 31, 2017

The following graph shows the value as of March 31, 2017, of a $1,000,000 investment made on April 1, 2007 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays Municipal 1-3 Year Blend Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class A, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Short Duration Tax-Free Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2007 through March 31, 2017.

Average Annual Total Return through March 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1997)
Excluding sales charges	0.63%	0.77%	2.00%	2.64%
Including sales charges	-0.88%	0.47%	1.85%	2.56%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	0.23%	0.35%	1.46%	1.92%
Including contingent deferred sales charges	-0.42%	0.35%	1.46%	1.92%

Institutional Shares (Commenced October 1, 1992)	0.94%	1.09%	2.33%	3.21%

Service Shares (Commenced September 20, 1994)	0.44%	0.59%	1.82%	2.67%

Class IR (Commenced July 30, 2010)	0.88%	1.02%	N/A	1.33%

21

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – 98.2%
Alabama – 2.0%
Alabama State Port Authority RB for Docks Facilities Series 2010 (A-/NR)(a)
$2,500,000	5.750%	10/01/20	$2,869,950
Black Belt Energy Gas District RB Series 2016 A (NR/Aa3)(b)
5,000,000	4.000	06/01/21	5,376,050
Health Care Authority RB for Baptist Health Series 2006 D (BBB+/A3)
575,000	5.000	11/15/17	576,674
100,000	5.000	11/15/21	100,295
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (BBB/NR)
150,000	5.000	10/01/24	167,853
150,000	5.000	10/01/25	168,508
725,000	5.000	10/01/30	770,842
Jefferson County Senior Lien Sewer RB Warrants Series 2013 A (AGM) (AA/A2)
700,000	5.000	10/01/44	765,233
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB-/NR)
1,000,000	5.000	10/01/21	1,077,300
3,000,000	6.000	10/01/42	3,422,190
6,000,000	6.500	10/01/53	7,039,860

			22,334,755

Alaska – 0.2%
Northern Tobacco Securitization Corp. RB Refunding Asset- Backed Bonds Series 2006 A (NR/B3)
2,275,000	5.000	06/01/46	2,141,958
Northern Tobacco Securitization Corp. RB Refunding Capital Appreciation Asset-Backed Bonds 1st Subordinate Series 2006 B (NR/NR)(c)
5,500,000	0.000	06/01/46	387,365

			2,529,323

Arizona – 2.0%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(d)
7,670,000	1.479	01/01/37	6,699,975
Arizona State University System RB Refunding Series 2015 B (AA/Aa3)
3,000,000	5.000	07/01/19	3,254,520
City of Phoenix Civic Improvement Corporation Water System RB Refunding Junior Lien Series 2016 (AAA/Aa2)
7,000,000	5.000	07/01/30	8,289,540
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for El Paso Electric Co. Project Series 2009 A (BBB/Baa1)
2,200,000	7.250	02/01/40	2,399,760
Yavapai County IDA Solid Waste Disposal RB for Waste Management, Inc. Project Series 2003 A-2 (AMT) (A-/NR)(b)
1,410,000	1.600	03/01/18	1,411,509

			22,055,304

Municipal Bonds – (continued)
Arkansas – 0.7%
Arkansas State Development Finance Authority Hospital RB Refunding for Washington Regional Medical Center Series 2015 B (NR/A3)
770,000	3.000	02/01/18	781,804
1,845,000	3.000	02/01/19	1,899,926
Arkansas State Development Finance Authority RB for Single Family Mortgage-Backed Securities Series 2008 B (AMT) (GNMA) (FNMA) (AA+/NR)
355,000	5.500	07/01/23	364,546
City of Little Rock Sewer RB Refunding Series 2015 (NR/Aa3)
1,000,000	4.000	04/01/21	1,093,600
Pulaski County Little Rock School District GO Bonds Refunding (ST AID WITHHLDG) (NR/Aa2)
3,335,000	3.000	02/01/23	3,448,356

			7,588,232

California – 14.3%
Alameda Corridor Transportation Authority RB Refunding Second Subordinate Lien Series 2016 B (AGM) (AA/A2)
2,000,000	3.000	10/01/34	1,756,220
Alameda County Oakland Unified School District GO Refunding Bonds Series 2015 (AA-/NR)
1,500,000	5.000	08/01/19	1,635,555
Alhambra California Unified School District Election of 2008 GO Bonds Capital Appreciation for Elementary Schools Improvement District Series B (AGM) (AA/Aa2)(c)
1,000,000	0.000	08/01/37	435,720
Anaheim Community Facilities District No. 08-1 Special Tax Refunding Bonds for Platinum Triangle Series 2016 (NR/NR)
875,000	4.000	09/01/24	934,500
745,000	4.000	09/01/25	793,127
535,000	4.000	09/01/26	565,500
590,000	4.000	09/01/27	618,279
575,000	4.000	09/01/28	597,390
465,000	4.000	09/01/29	478,592
California County Tobacco Securitization Agency Tobacco Settlement RB Capital Appreciation Subordinate Series 2006 C (NR/NR)(c)
31,220,000	0.000	06/01/55	1,672,143
California Educational Facilities Authority RB for California Institute of Technology Series 2009 (AA-/Aa2)(a)
5,000,000	5.000	11/01/19	5,487,800
California Health Facilities Financing Authority RB for El Camino Hospital Series 2017 (A+/A1)
500,000	5.000	02/01/42	551,365
California Health Facilities Financing Authority RB for Providence Health & Services Series 2008 C (AA-/Aa3)(a)
1,000,000	6.500	10/01/18	1,081,860
California Municipal Finance Authority RB for California Baptist University Series 2016 A (NR/NR)(e)
650,000	5.000	11/01/46	630,454

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
California – (continued)
California Municipal Finance Authority RB for Community Medical Centers Series 2017 A (A-/Baa1)
$1,300,000	5.000%	02/01/34	$1,438,047
1,150,000	5.000	02/01/35	1,265,161
450,000	5.000	02/01/42	489,663
1,450,000	5.000	02/01/47	1,571,640
California Municipal Finance Authority Student Housing RB for Bowles Hall Foundation Series 2015 A (NR/Baa3)
400,000	5.000	06/01/35	423,584
California State Various Purpose GO Bonds Series 2009 (AA-/Aa3)
5,000,000	5.250	10/01/25	5,496,350
5,000,000	6.500	04/01/33	5,530,750
2,750,000	6.000	04/01/38	3,008,665
California State Various Purpose GO Bonds Series 2010 (AA-/Aa3)
1,250,000	6.000	03/01/33	1,411,987
1,500,000	5.500	03/01/40	1,665,420
California State Various Purpose GO Bonds Series 2017 (AA-/Aa3)
1,500,000	5.000	08/01/46	1,699,275
California Statewide Communities Development Authority Community Facilities District No. 2007-01 Special Tax Refunding for Orinda Wilder Project Series 2015 (NR/NR)
345,000	5.000	09/01/30	376,875
375,000	5.000	09/01/37	403,890
California Statewide Communities Development Authority RB for Enloe Medical Center Series 2008 (CAL MTG INS) (AA-/NR)(a)
1,435,000	5.750	08/15/18	1,528,318
California Statewide Communities Development Authority RB for Sutter Health Series 2011 A (AA-/Aa3)
2,000,000	6.000	08/15/42	2,270,620
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2016 A (BB/NR)(e)
1,725,000	5.000	12/01/31	1,865,691
California Statewide Community Development Authority Water & Wastewater RB Balance Series 2004 (AGM) (AA/A2)
15,000	5.250	10/01/19	15,043
Citrus Community College District GO Bonds Capital Appreciation for Election of 2004 Series 2009 C (AA-/Aa2)(c)
3,500,000	0.000	06/01/34	1,813,350
Commerce Community Development Commission Successor Agency Tax Allocation Refunding Series 2016 A (AGM) (AA/NR)
250,000	3.000	08/01/33	233,955
260,000	3.000	08/01/34	240,651
275,000	3.125	08/01/35	258,283
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Subseries B-3 (BBB-/Ba1)(b)
675,000	5.500	01/15/23	765,936
Fullerton Community Facilities District No. 1 Special Tax Refunding Bonds for Amerige Heights Series 2012 (A-/NR)
500,000	5.000	09/01/32	560,675

Municipal Bonds – (continued)
California – (continued)
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (CCC+/NR)(c)
18,000,000	0.000	06/01/47	2,532,780
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (CCC/NR)(c)
19,500,000	0.000	06/01/47	1,693,380
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2015 A (ST APPROP) (A+/A1)
10,000,000	5.000	06/01/45	11,026,000
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-1 (B-/B3)
1,250,000	5.750	06/01/47	1,250,050
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-2 (B-/B3)
3,915,000	5.300	06/01/37	3,953,367
Los Angeles Community College District GO Bonds for 2008 Election Series 2010 C (AA+/Aa1)(a)
5,000,000	5.250	08/01/20	5,645,250
Los Angeles Department of Water & Power System RB RMKT 02/01/16 Subseries 2002 A-7 (AA-/Aa2)(b)
2,000,000	0.740	04/03/17	2,000,000
Menifee Union School District Riverside County GO Bonds Capital Appreciation for Election of 2008 Series 2009 C (ASSURED GTY) (AA/Aa3)(c)
2,000,000	0.000	08/01/37	869,700
4,500,000	0.000	08/01/38	1,870,425
4,500,000	0.000	08/01/39	1,783,260
Merced City School District GO Bonds Capital Appreciation for Election of 2003 Series 2005 (NATL-RE) (AA-/NR)(c)
1,205,000	0.000	08/01/26	884,868
Metropolitan Water District RB Series 2017 A (AAA/Aa1)(b)
2,000,000	0.740	04/03/17	2,000,000
M-S-R Energy Authority Gas RB Series 2009 A (BBB+/NR)
1,750,000	6.500	11/01/39	2,389,905
M-S-R Energy Authority Gas RB Series 2009 C (BBB+/NR)
3,500,000	6.125	11/01/29	4,355,015
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA/Aa2)(f)
5,000,000	0.000	08/01/35	4,428,150
Ontario Redevelopment Financing Authority Lease RB for Capital Projects Series 2007 (AMBAC) (AA-/WR)
1,110,000	5.250	08/01/22	1,124,463
Palomar Pomerado Health COPS Series 2009 (BB+/Ba1)(a)
2,500,000	6.750	11/01/19	2,854,500
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)(c)
2,150,000	0.000	08/01/31	1,185,488
4,150,000	0.000	08/01/32	2,165,678
3,500,000	0.000	08/01/33	1,731,100

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
California – (continued)
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)(f)
$6,450,000	0.000%	08/01/38	$7,464,005
Port of Oakland RB Refunding Senior Lien Series 2012 P (AMT) (A+/A2)
4,000,000	5.000	05/01/31	4,423,320
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
590,000	4.000	09/01/23	632,315
320,000	4.000	09/01/24	342,198
400,000	4.000	09/01/25	427,980
490,000	4.000	09/01/26	523,663
305,000	4.000	09/01/27	323,404
500,000	4.000	09/01/28	526,435
River Islands Public Financing Authority Community Facilities District No. 2003-1 Special Tax Refunding Bonds Series 2015 A-1 (NR/NR)
5,080,000	5.000	09/01/27	5,315,661
1,000,000	5.375	09/01/31	1,073,740
485,000	5.250	09/01/34	511,733
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE FGIC) (AA/Aa3)(d)
5,000,000	1.237	12/01/35	4,422,650
San Diego County Water Authority COPS Series 2008 A (AGM) (AA/Aa2)(a)
830,000	5.000	05/01/18	866,321
San Diego County Water Authority COPS Series 2008 A (AGM) (AAA/Aa2)(a)
4,170,000	5.000	05/01/18	4,354,773
San Diego Unified School District GO Bonds for Election of 2008 Series 2010 C (AA-/Aa2)(c)
5,000,000	0.000	07/01/39	2,040,900
San Francisco City & County Airport Commission San Francisco International Airport RB Refunding Second Series 2013 A (AMT) (A+/A1)
2,000,000	5.500	05/01/28	2,298,360
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2016 C (A-/NR)
1,000,000	5.000	08/01/33	1,133,700
San Joaquin Hills Transportation Corridor Agency RB Refunding for Capital Appreciation Series 1997 A (NATL-RE) (AA-/A3)(c)
1,605,000	0.000	01/15/26	1,130,771
San Joaquin Hills Transportation Corridor Agency RB Refunding for Toll Road Senior Lien Series 2014 A (BBB-/NR)
1,000,000	5.000	01/15/29	1,122,290
Stockton Unified School District GO Bonds Refunding Series 2016 (A+/A2)
2,735,000	5.000	08/01/25	3,248,031
Tobacco Securitization Authority Northern California Tobacco Settlement RB Asset-Backed Bonds Series 2005 A-1 (B-/B3)
1,650,000	5.375	06/01/38	1,626,306

Municipal Bonds – (continued)
California – (continued)
University of California Regents Medical Center Pooled RB Refunding Series 2007 C-2 (NATL-RE) (AA-/Aa3)(d)
5,000,000	1.436	05/15/43	4,160,450
Vernon California Redevelopment Agency Tax Allocation for Industrial Redevelopment Project Series 2005 (NATL-RE) (AA-/A3)
725,000	5.250	09/01/19	725,653
West Contra Costa Unified School District GO Bonds Capital Appreciation for Election of 2002 Series 2004 C (NATL-RE FGIC) (AA-/A3)(c)
1,175,000	0.000	08/01/25	893,364

			156,903,736

Colorado – 2.8%
Adams County School District No. 1 GO Bonds for Mapleton Public Schools Series 2017 (ST AID WITHHLDG) (NR/Aa2)
7,235,000	5.250	12/01/40	8,425,664
Belleview Station Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2017 (NR/NR)
1,295,000	4.500	12/01/29	1,299,092
Colorado Health Facilities Authority RB Refunding for Christian Living Neighborhoods Project Series 2016 (NR/NR)
200,000	4.000	01/01/18	202,810
200,000	4.000	01/01/19	205,482
Colorado Health Facilities Authority RB Refunding for Covenant Retirement Communities, Inc. Series 2015 A (BBB+/NR)
625,000	4.000	12/01/19	650,725
Cornerstar Metropolitan District GO Refunding Bonds Series 2017 A (NR/NR)(g)
500,000	3.500	12/01/21	502,550
500,000	4.500	12/01/27	500,685
Denver City & County Airport RB Series 2013 A (AMT) (A/A2)
5,000,000	5.500	11/15/29	5,872,050
Denver Colorado Health and Hospital Authority Healthcare RB Series 2007 B (BBB/NR)(d)
5,000,000	1.807	12/01/33	4,672,550
Dominion Water & Sanitation District Tap Fee RB Series 2016 (NR/NR)
500,000	5.750	12/01/36	511,595
2,500,000	6.000	12/01/46	2,564,475
E-470 Public Highway Authority RB Series 2010 A (A-/A3)(c)
6,000,000	0.000	09/01/40	2,112,540
E-470 Public Highway Authority Senior RB Series 2017 B (A-/A3)(b)
2,000,000	1.708	09/01/21	2,003,020
Palisade Metropolitan District No. 2 GO Refunding Limited Tax Bonds Series 2016 (NR/NR)
500,000	4.375	12/01/31	462,870
500,000	5.000	12/01/46	469,150

			30,455,258

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Connecticut – 1.5%
Connecticut State GO Refunding Bonds Series 2017 B (AA-/Aa3)(g)
$5,000,000	5.000%	04/15/28	$5,843,450
Hartford County Metropolitan District GO Bonds Series 2016 C (AGM) (AA/Aa2)
5,540,000	5.000	11/01/26	6,551,992
Mohegan Tribal Finance Authority Tribal RB Economic Development Bonds Series 2015 (B-/NR)(e)
3,840,000	7.000	02/01/45	3,991,565

			16,387,007

Delaware – 0.7%
New Castle County Delaware GO Bonds Series 2015 (AAA/Aaa)
5,000,000	5.000	10/01/26	6,087,300
University of Delaware RB Series 2015 (AA+/Aa1)
1,805,000	5.000	11/01/33	2,083,042

			8,170,342

District of Columbia – 1.1%
District of Columbia Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 (BBB/Baa1)
990,000	6.500	05/15/33	1,161,349
District of Columbia Water & Sewer Authority RB Public Utility Senior Lien Series 2009 A (AAA/Aa1)(a)
5,000,000	6.000	10/01/18	5,372,400
District of Columbia Water & Sewer Authority RB Refunding Public Utility Subordinate Lien Series 2016 A (AA+/Aa2)
5,000,000	5.000	10/01/36	5,710,800

			12,244,549

Florida – 12.9%
Anthem Park Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (BBB-/NR)
360,000	2.500	05/01/24	332,903
370,000	3.000	05/01/25	345,413
380,000	3.000	05/01/26	348,046
395,000	3.125	05/01/27	358,281
Anthem Park Community Development District Special Assessment RB Refunding Subordinate Series 2016 A-2 (NR/NR)
425,000	4.250	05/01/27	394,587
410,000	4.750	05/01/36	364,170
Arbor Greene Community Development District Special Assessment Refunding Series 2006 (A/NR)
660,000	5.000	05/01/19	674,144
Avalon Groves Community Development District Special Assessment for Assessment Area One Project Series 2017 (NR/NR)(g)
210,000	5.000	05/01/28	207,883
Avalon Groves Community Development District Special Assessment for Assessment Area Two Project Series 2017 A-1 (NR/NR)(g)
605,000	5.375	05/01/28	589,960

Municipal Bonds – (continued)
Florida – (continued)
Avelar Creek Community Development District Special Assessment Refunding Series 2016 (BBB+/NR)
175,000	2.250	05/01/22	168,544
175,000	2.500	05/01/23	168,098
180,000	2.500	05/01/24	170,435
185,000	3.000	05/01/25	178,288
195,000	3.000	05/01/26	185,574
Bannon Lakes Community Development District Special Assessment RB Series 2016 (NR/NR)
100,000	4.500	11/01/25	101,239
185,000	5.000	11/01/36	186,030
320,000	5.000	11/01/48	310,112
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (BBB+/NR)
495,000	4.250	05/01/29	499,341
490,000	4.500	05/01/35	491,632
Bay Laurel Center Community Development District Special Assessment RB Refunding Series 2016 Candler (BBB+/NR)
140,000	2.500	05/01/23	135,988
145,000	2.750	05/01/24	141,166
145,000	3.000	05/01/25	140,634
Bellagio Community Development District Special Assessment Bond Series 2016 (BBB-/NR)
160,000	2.500	11/01/22	154,165
160,000	2.750	11/01/23	153,462
170,000	3.000	11/01/25	158,350
Century Gardens at Tamiami Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
235,000	2.500	05/01/23	223,730
245,000	2.500	05/01/24	231,238
250,000	3.000	05/01/25	238,553
255,000	3.000	05/01/26	240,026
535,000	4.250	05/01/37	531,742
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2015 (AMT) (NR/NR)(e)
1,250,000	5.500	10/01/36	1,189,750
Citizens Property Insurance Corp. Senior Secured RB for High Risk Account Series 2009 A-1 (A+/A1)
3,650,000	5.500	06/01/17	3,676,791
City of Cape Coral Water & Sewer RB Refunding Series 2015 (A/A1)
1,000,000	4.000	10/01/34	1,023,880
City of West Palm Beach Utility System RB Series 2017 A (AA+/Aa2)
15,000,000	5.000	10/01/42	17,202,300
Coconut Cay Community Development District Special Assessment Series 2006 (NR/NR)
815,000	5.375	05/01/36	812,555

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
Concord Station Community Development District Capital Improvement RB Refunding Senior Lien Series 2016 A-1 (BBB-/NR)
$880,000	2.375%	05/01/23	$836,000
900,000	2.500	05/01/24	843,498
930,000	2.750	05/01/25	865,737
920,000	3.000	05/01/26	857,238
985,000	3.200	05/01/27	916,296
1,015,000	3.250	05/01/28	938,814
1,500,000	3.750	05/01/46	1,266,915
Coronado Community Development District Special Assessment Refunding & Improvement Bonds Series 2017 (BBB/NR)(g)
129,000	3.000	05/01/23	130,118
133,000	3.250	05/01/24	134,234
138,000	3.500	05/01/25	138,563
143,000	3.625	05/01/26	144,140
Country Walk Community Development District Special Assessment RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
195,000	2.875	05/01/21	194,515
200,000	3.000	05/01/22	197,766
205,000	3.250	05/01/23	201,663
210,000	3.375	05/01/24	206,940
220,000	3.500	05/01/25	216,196
215,000	4.125	05/01/35	212,697
Crossings at Fleming Island Community Development District RB Refunding Series 2007 (NATL-RE) (AA-/A3)(a)
125,000	4.750	10/01/17	127,385
Crossings at Fleming Island Community Development District Special Assessment RB Refunding Senior Lien Series 2014 A-1 (BBB/NR)
2,025,000	4.000	05/01/24	2,023,724
Durbin Crossing Community Development District Special Assessment Refunding Senior Series 2017 A-1 (AGM) (AA/NR)
700,000	3.750	05/01/34	688,702
965,000	4.000	05/01/37	968,957
Florida State Municipal Power Agency RB Series 2009 A (A+/A2)(a)
1,000,000	6.250	10/01/19	1,124,250
Grand Bay at Doral Community Development District Special Assessment for South Parcel Assessment Area Project Series 2016 (NR/NR)
1,000,000	4.250	05/01/26	1,009,800
Greater Orlando Aviation Authority Airport Facilities RB Refunding for Jetblue Airways Corp. Project Series 2013 (AMT) (NR/NR)
920,000	5.000	11/15/36	943,552
Greater Orlando Aviation Authority RB Refunding Series 2012 A (AMT) (AA-/Aa3)
2,050,000	5.000	10/01/21	2,313,712
Hacienda Lakes Community Development District Special Assessment Refunding Series 2016 (NR/NR)
455,000	3.375	05/01/21	445,909
550,000	3.875	05/01/26	526,592

Municipal Bonds – (continued)
Florida – (continued)
Hamal Florida Community Development District Special Assessment for Refunding and Improvement Series 2006 A (NATL-RE) (AA-/A3)
2,755,000	5.375	05/01/22	2,764,064
Heritage Landing Community Development District Special Assessment Refunding Bonds Series 2015 (BBB/NR)
585,000	3.375	05/01/23	578,811
605,000	3.500	05/01/24	599,749
630,000	3.625	05/01/25	623,246
650,000	3.750	05/01/26	639,665
1,000,000	4.200	05/01/31	988,460
Highlands Community Development District Special Assessment Refunding Series 2016 (BBB-/NR)
1,225,000	4.250	05/01/31	1,217,270
Highlands Meadows II Community Development District Special Assessment Bonds for Assessment Area Five Project Series 2017 (NR/NR)
305,000	4.250	11/01/22	305,601
475,000	4.875	11/01/27	476,947
1,100,000	5.375	11/01/37	1,103,036
1,000,000	5.500	11/01/47	1,000,750
Highlands Meadows II Community Development District Special Assessment Bonds for Assessment Area Six Project Series 2017 (NR/NR)
115,000	4.875	11/01/27	115,436
500,000	5.500	11/01/47	500,375
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre North Project Series 2015 (NR/NR)
2,060,000	4.250	05/01/25	2,062,349
1,735,000	4.875	05/01/35	1,727,713
985,000	4.875	05/01/45	937,966
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood National & Polo Run Projects Series 2017 (NR/NR)
500,000	4.000	05/01/22	500,275
940,000	4.625	05/01/27	938,844
1,000,000	5.250	05/01/37	1,000,730
Lakewood Ranch Stewardship District Special Assessment RB for Villages of Lakewood Ranch South Project Series 2016 (NR/NR)
575,000	4.000	05/01/21	578,243
235,000	4.250	05/01/26	233,597
5,415,000	5.000	05/01/36	5,433,086
5,360,000	5.125	05/01/46	5,182,959
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)(h)
1,185,000	5.375	05/01/30	770,250
Meadow Pines Community Development District Special Assessment Refunding Bonds Senior Lien Series 2014 1 (A-/NR)
750,000	4.450	05/01/30	756,323
Miami Special Obligation Non-Ad Valorem RB Refunding Series 2011 A (AGM) (AA/A1)
1,200,000	6.000	02/01/30	1,380,048
1,500,000	6.000	02/01/31	1,724,460

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
Miami Special Obligation RB Refunding for Port of Miami Tunnel Project Series 2012 (A+/A1)(e)
$5,000,000	5.000%	03/01/30	$5,661,700
Miami World Center Community Development District Special Assessment Bonds Series 2017 (NR/NR)
250,000	4.000	11/01/23	251,372
250,000	4.750	11/01/27	254,063
850,000	5.125	11/01/39	850,306
2,350,000	5.250	11/01/49	2,339,190
Miami-Dade County Aviation RB for Miami International Airport Series 2007 A (AMT) (NATL-RE) (AA-/A2)
5,000,000	5.000	10/01/39	5,069,400
Miromar Lakes Community Development District Capital Impovement RB Refunding Series 2015 (NR/NR)
810,000	3.500	05/01/20	810,883
North Sumter County Utility Dependent District RB Series 2010 (AGM) (AA/A2)
1,250,000	5.375	10/01/40	1,387,475
Osceola County Rolling Oaks Community Development District Special Assessment Bonds Series 2016 (NR/NR)
3,285,000	5.875	11/01/37	3,317,029
3,500,000	6.000	11/01/47	3,532,550
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2016 (BBB/NR)
520,000	2.500	05/01/22	511,696
530,000	2.750	05/01/23	523,560
350,000	3.750	05/01/31	345,842
1,045,000	4.000	05/01/36	1,029,879
Pentathlon Community Development District Special Assessment Revenue Refunding Series 2012 (A-/NR)
1,330,000	4.500	11/01/33	1,340,161
Randal Park Community Development District Special Assessment RB Series 2015 (NR/NR)
800,000	4.250	11/01/25	799,960
River Bend Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (BBB+/NR)
890,000	4.000	05/01/35	877,905
South Fork East Community Development District Capital Improvement RB Refunding Series 2017 (BBB/NR)
425,000	3.000	05/01/23	426,402
435,000	3.250	05/01/24	436,636
450,000	3.450	05/01/25	451,885
465,000	3.625	05/01/26	466,242
South Kendall Community Development District Special Assessment Refunding Series 2016 (BBB-/NR)
350,000	2.500	11/01/23	332,776
355,000	2.750	11/01/24	340,622
370,000	3.000	11/01/25	353,217
585,000	4.250	11/01/37	578,542
St. Petersburg Health Facilities Authority RB Refunding for All Children’s Hospital Series 2009 A (NR/Aa3)(a)
2,000,000	6.500	11/15/19	2,263,900

Municipal Bonds – (continued)
Florida – (continued)
Stonebrier Community Development District Special Assessment Refunding Series 2016 (A-/NR)
265,000	2.500	05/01/23	261,168
275,000	2.500	05/01/24	264,102
280,000	3.000	05/01/25	276,237
290,000	3.000	05/01/26	277,080
Talis Park Community Development District Capital Improvement RB Refunding Senior Series 2016 A-1 (BBB+/NR)
190,000	2.500	05/01/23	183,732
190,000	2.500	05/01/24	179,903
200,000	3.000	05/01/25	191,656
205,000	3.000	05/01/26	193,266
1,135,000	3.500	05/01/31	1,062,701
1,370,000	4.000	05/01/36	1,308,240
Tampa Palms Open Space & Transportation Community Development District Special Assessment Refunding for Capital Improvement Area 7 Project Series 2004 (NATL-RE) (AA-/A3)
595,000	4.500	05/01/18	604,585
Tapestry Community Development District Special Assessment RB Series 2016 (NR/NR)
325,000	3.625	05/01/21	327,977
Tison’s Landing Community Development District Special Assessment RB Refunding & Improvement Bonds Senior Series 2016 A-1 (BBB/NR)
205,000	3.000	05/01/27	186,860
215,000	3.125	05/01/28	197,572
TSR Community Development District Special Assessment RB for Village 1 Project Series 2015 (NR/NR)
350,000	3.625	11/01/20	347,963
530,000	4.375	11/01/25	524,573
Turnbull Creek Community Development District Senior Special Assessment Refunding Bonds Series 2015 A-1 (BBB/NR)
1,000,000	4.250	05/01/31	1,003,370
Two Creeks Community Development District RB Refunding for Capital Improvement Senior Lien Series 2016 A-1 (BBB-/NR)
370,000	2.125	05/01/22	351,175
380,000	2.250	05/01/23	354,213
390,000	2.500	05/01/24	359,954
400,000	2.625	05/01/25	362,368
410,000	3.000	05/01/26	375,523
420,000	3.125	05/01/27	380,314
435,000	3.250	05/01/28	392,583
Verandah East Community Development District Special Assessment Refunding & Improvement RB Series 2016 (NR/NR)
1,570,000	3.750	05/01/26	1,496,571
Verano #1 Community Development District Special Assessment Bonds for District #1 Project Series 2015 (NR/NR)
750,000	4.750	11/01/25	728,378
Verona Walk Community Development District Special Assessment Senior Lien RB Refunding for Capital Improvement Series 2013 A-1 (A+/NR)
500,000	4.250	05/01/30	518,445

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
Village Community Development District No. 6 Special Assessment Series 2007 (NR/NR)
$1,495,000	5.250%	05/01/37	$1,497,512
Vizcaya In Kendall Community Development District Special Assessment Bonds Series 2016 (BBB-/NR)
220,000	2.750	11/01/24	210,379
225,000	3.000	11/01/25	213,995
230,000	3.200	11/01/26	218,652
Waterford Landing Community Development District Capital Improvement RB Series 2014 (NR/NR)
795,000	5.500	05/01/34	815,543
925,000	5.750	05/01/44	959,724
Waters Edge Community Development District Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
2,150,000	4.000	05/01/31	2,118,094
Waterset North Community Development District Special Assessment RB Series 2014 (NR/NR)
2,420,000	5.500	11/01/45	2,424,332
Wiregrass Community Development District Capital Improvement RB Series 2016 (NR/NR)
135,000	4.875	05/01/36	129,885
250,000	5.000	05/01/47	239,497
Wynnfield Lakes Community Development District Special Assessment Refunding Bonds Series 2014 (BBB+/NR)
1,470,000	4.500	05/01/36	1,460,651

			142,495,142

Georgia – 1.2%
Atlanta Airport RB Refunding Series 2012 C (AMT) (AA-/Aa3)
1,250,000	5.000	01/01/27	1,377,612
Burke County Development Authority Pollution Control RB for Georgia Power Company Plant Vogtle Project First Series 2008 (A-/A3)(b)
3,500,000	1.650	06/18/21	3,425,835
Metropolitan Atlanta Rapid Transit Authority Sales Tax RB Series 2009 A (AA+/Aa2)
4,075,000	5.250	07/01/36	4,413,877
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Property V, LLC Project Series 2007 (AMBAC) (A+/WR)(d)
5,200,000	1.319	10/01/33	4,496,076

			13,713,400

Guam – 1.0%
Guam Government Limited Obligation RB Section 30 Series 2009 A (BBB+/NR)(a)
850,000	5.625	12/01/19	946,348
750,000	5.750	12/01/19	837,450
Guam Government Limited Obligation RB Section 30 Series 2016 A (BBB+/NR)
2,755,000	5.000	12/01/25	3,151,720
2,255,000	5.000	12/01/26	2,576,067
2,000,000	5.000	12/01/27	2,256,400

Municipal Bonds – (continued)
Guam – (continued)
Guam Power Authority RB 2014 Series A (AGM) (AA/A2)
325,000	5.000	10/01/39	356,284
250,000	5.000	10/01/44	272,845
Guam Waterworks Authority RB for Water & Wastewater System Series 2016 (A-/Baa2)
1,030,000	5.000	01/01/46	1,065,576

			11,462,690

Idaho – 0.3%
Idaho Health Facilities Authority RB for St. Luke’s Health System Project Series 2008 (A-/A3)
1,000,000	6.750	11/01/37	1,074,110
Nez Perce County PCRB Refunding for Potlatch Corp. Project Series 2016 (BB/Ba1)
2,000,000	2.750	10/01/24	1,900,660

			2,974,770

Illinois – 9.7%
Chicago Illinois Board Education Dedicated Capital Improvement Series 2016 (A/NR)
3,550,000	6.000	04/01/46	3,635,662
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL-RE FGIC) (AA-/A3)(c)
1,895,000	0.000	12/01/26	1,248,331
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL-RE) (AA-/A3)(c)
2,720,000	0.000	12/01/29	1,466,733
Chicago Illinois Board of Education GO Bonds Capital Appreciation Series 2009 C (BBB+/Ba1)(c)
510,000	0.000	01/01/31	224,272
Chicago Illinois Board of Education GO Bonds Refunding Series 2015 A (B/NR)(d)
4,855,000	9.000	03/01/32	4,820,335
Chicago Illinois Board of Education GO Bonds Series 2015 C (B/NR)
2,500,000	6.000	12/01/35	2,255,950
Chicago Illinois Board of Education Unlimited Tax GO Bonds Refunding for Dedicated Revenues Series 2009 E (B/B3)
2,300,000	6.038	12/01/29	1,754,233
2,500,000	6.138	12/01/39	1,850,025
Chicago Illinois Board of Education Unlimited Tax GO Bonds Refunding for Dedicated Revenues Series 2016 A (B/NR)
4,960,000	7.000	12/01/44	4,732,733
Chicago Illinois Board of Education Unlimited Tax GO Bonds Refunding for Dedicated Revenues Series 2016 B (B/NR)
7,125,000	6.500	12/01/46	6,631,166
Chicago Illinois Capital Appreciation Refunding & Project Series 2009 C (BBB+/Ba1)(c)
750,000	0.000	01/01/32	307,132
Chicago Illinois GO Bonds Project and Refunding RMKT 06/08/15 Series 2005 D (BBB+/Ba1)
300,000	5.500	01/01/37	294,309
2,720,000	5.500	01/01/40	2,650,885

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois GO Bonds Project Refunding Series 2014 A (BBB+/Ba1)
$1,500,000	5.250%	01/01/33	$1,465,335
630,000	5.000	01/01/34	598,412
450,000	5.000	01/01/36	421,353
Chicago Illinois GO Bonds Project Refunding Series 2017 A (BBB+/NR)
3,375,000	6.000	01/01/38	3,500,584
Chicago Illinois GO Bonds Project Series 2011 A (BBB+/Ba1)
640,000	5.000	01/01/40	594,790
Chicago Illinois GO Bonds Project Series 2012 A (BBB+/Ba1)
150,000	5.000	01/01/34	142,479
Chicago Illinois GO Bonds Refunding Capital Appreciation Series 2007 C (NATL-RE) (AA-/A3)
5,000,000	5.000	01/01/30	5,110,050
Chicago Illinois GO Bonds Refunding Series 2009 C (BBB+/Ba1)
675,000	5.000	01/01/40	627,318
Chicago Illinois GO Bonds Refunding Series 2015 C (BBB+/NR)
2,545,000	5.000	01/01/24	2,566,531
4,435,000	5.000	01/01/25	4,434,645
1,200,000	5.000	01/01/38	1,119,192
Chicago Illinois GO Bonds Series 2015 A (BBB+/NR)
1,320,000	5.500	01/01/39	1,288,808
Chicago Illinois Midway Airport RB Refunding Second Lien Series 2013 A (AMT) (A/A3)
2,500,000	5.500	01/01/29	2,856,875
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2015 A (AMT) (A/NR)
820,000	5.000	01/01/23	936,940
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2016 D (A/NR)
3,000,000	5.250	01/01/35	3,462,090
Chicago Illinois Sales Tax Refunding Series 2002 (AA/NR)
1,000,000	5.000	01/01/25	1,093,780
Chicago Illinois Tax Increment Allocation RB Refunding for Pilsen Redevelopment Project Series 2014 A (A/NR)
1,135,000	5.000	06/01/20	1,226,651
Chicago Illinois Water RB Refunding Second Lien Project RMKT 05/23/16 Series 2000 (A/Baa2)
600,000	5.000	11/01/29	662,376
Chicago Illinois Water RB Refunding Second Lien Project RMKT 05/23/16 Series 2004 (A/NR)
1,500,000	5.000	11/01/26	1,693,350
Illinois Finance Authority RB for Edward Hospital Obligated Group RMKT 04/09/08 Series 2008 A (AMBAC) (A/WR)(a)
350,000	6.250	02/01/18	365,299
Illinois Sports Facilities Authority Refunding Bonds Series 2014 (AGM) (AA/NR)
4,160,000	5.000	06/15/27	4,550,874
Illinois State GO Bonds Refunding Series 2016 (AGM) (AA/A2)
3,950,000	4.000	02/01/30	3,965,760
1,185,000	4.000	02/01/31	1,179,964
Illinois State GO Bonds Series 2012 (BBB/Baa2)
1,505,000	5.000	03/01/21	1,589,506

Municipal Bonds – (continued)
Illinois – (continued)
Illinois State GO Bonds Series 2013 (BBB/Baa2)
5,000,000	5.500	07/01/24	5,393,000
5,500,000	5.250	07/01/28	5,700,640
5,120,000	5.500	07/01/38	5,252,557
Metropolitan Pier & Exposition Authority RB for McCormick Place Expansion Project Residual Series 2002 A (NATL-RE) (AA-/A3)(f)
2,000,000	0.000	06/15/24	2,215,200
Metropolitan Pier & Exposition Authority Refunding Bonds for McCormick Place Expansion Project Series 2012 B (ST APPROP) (BBB-/NR)
1,000,000	5.000	12/15/28	1,036,930
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2010 (A-/NR)
1,125,000	6.000	06/01/28	1,283,749
Southwestern Illinois Development Authority RB Capital Appreciation for Local Government Program Series 2007 (AGM) (AA/NR)(c)
6,000,000	0.000	12/01/25	4,523,580
Springfield Illinois Senior Lien Electric RB Refunding Series 2015 (AGM) (AA/A2)
4,000,000	3.500	03/01/30	3,991,680

			106,722,064

Indiana – 0.4%
Jasper County PCRB Refunding for Northern Indiana Public Service Co. Project RMKT 08/25/08 Series 1994 C (NATL-RE) (AA-/A3)
650,000	5.850	04/01/19	698,289
Whiting City Environmental Facilities RB for BP Products North America Inc. Project Series 2015 (AMT) (A-/A2)(b)
3,000,000	5.000	11/01/22	3,409,530

			4,107,819

Iowa – 0.1%
Coralville Iowa COPS Series 2016 E (BBB/NR)
300,000	4.000	06/01/19	312,591
460,000	4.000	06/01/20	484,665
500,000	4.000	06/01/21	530,225

			1,327,481

Kentucky – 1.4%
Louisville & Jefferson County Metro Government Health System RB for Norton Healthcare, Inc. Series 2016 A (A-/NR)
3,175,000	4.000	10/01/34	3,205,004
4,600,000	4.000	10/01/36	4,603,588
Louisville & Jefferson County Metropolitan Government RB for Jewish Hospital St. Mary’s Healthcare Series 2008 (NR/Aaa)(a)
3,750,000	6.125	02/01/18	3,911,663
University of Kentucky General Receipts Refunding Bonds Series 2015 A (AA/Aa2)
3,260,000	4.000	04/01/26	3,607,157

			15,327,412

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Louisiana – 1.2%
East Baton Rouge Parish Louisiana Sales Tax RB for Road and Street Improvement Series 2009 A (ASSURED GTY) (AA/A2)(a)
$1,230,000	5.250%	08/01/19	$1,345,510
Louisiana Local Government Environmental Facilities and Community Development Authority RB Refunding for Ragin’ Cajun Facilities, Inc. – Student Housing & Parking Project Series 2017 (AGM) (AA/NR)(g)
900,000	2.750	10/01/23	912,573
670,000	5.000	10/01/23	768,597
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 A (A/A2)
2,125,000	3.375	09/01/28	2,121,961
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 B (A/A2)
1,625,000	3.500	06/01/30	1,613,089
New Orleans Aviation Board GARBs Series 2015 B (AMT) (A-/A3)
3,750,000	5.000	01/01/34	4,104,300
New Orleans Louisiana Aviation Board RB Refunding for Restructuring GARBs Series 2009 A-1 (ASSURED GTY) (AA/A3)
1,350,000	6.000	01/01/23	1,455,300
Port of New Orleans Board of Commissioners RB Refunding Series 2013 B (AMT) (A-/A3)
500,000	5.000	04/01/30	540,205

			12,861,535

Maine – 0.2%
Maine Turnpike Authority RB Refunding Series 2015 (AA-/Aa3)
1,565,000	5.000	07/01/26	1,855,902

Maryland – 0.5%
City of Annapolis GO Bonds Refunding for Public Improvements Series 2015 B (AA+/Aa2)
1,725,000	4.000	08/01/27	1,945,679
Frederick County Maryland Special Tax for Lake Linganore Village Community Development Series 2001 A (ASSURED GTY) (AA/NR)
155,000	5.600	07/01/20	155,422
555,000	5.700	07/01/29	556,021
Maryland State GO Bonds for State and Local Facilities Loan First Series 2016 (AAA/Aaa)
1,000,000	3.000	06/01/31	976,240
Maryland State Transportation Authority RB Refunding Series 2007 (AAA/Aa1)
1,500,000	5.000	03/01/19	1,502,640

			5,136,002

Massachusetts – 1.0%
Massachusetts Bay Transportation Authority Sales Tax RB Refunding for Capital Appreciation Senior Series 2016 A (AA+/Aa2)(c)
2,000,000	0.000	07/01/21	1,841,320

Municipal Bonds – (continued)
Massachusetts – (continued)
Massachusetts Development Finance Agency RB for Harvard University Series 2010 B-2 (AAA/Aaa)(a)
5,000,000	5.250	02/01/21	5,701,850
Massachusetts Educational Financing Authority RB Series 2008 H (AMT) (ASSURED GTY) (AA/A1)
825,000	6.350	01/01/30	841,459
Massachusetts State Health & Educational Facilities Authority RB for Boston Medical Center Project Series 2008 B (BBB/Baa2)(a)
2,575,000	5.750	07/01/18	2,724,839
Massachusetts State Health & Educational Facilities Authority RB for Boston Medical Center Project Series 2008 B (NR/NR)(a)
315,000	5.750	07/01/18	333,330

			11,442,798

Michigan – 2.3%
Allendale Public School GO Bonds Refunding Series 2016 (Q-SBLF) (AA-/NR)
2,700,000	5.000	05/01/23	3,134,133
Michigan Finance Authority Hospital Project RB Refunding Ascension Senior Credit Series 2016 E-1 (AA+/Aa2)(b)
3,000,000	1.100	08/15/19	2,972,250
Michigan Finance Authority Local Government Loan Program RB for Detroit Financial Recovery Income Tax Revenue and Refunding Local Project Bonds Series 2014 F (A/NR)
1,000,000	3.875	10/01/23	1,047,030
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 D-4 (A-/A3)
1,000,000	5.000	07/01/34	1,095,140
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Department Sewage Disposal System Second Lien Local Project Series 2015 C (BBB+/Baa1)
1,945,000	5.000	07/01/33	2,110,111
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Series 2014 D-1 (AGM) (AA/A2)
400,000	5.000	07/01/35	443,992
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Series 2014 D-1 (NATL-RE FGIC) (AA-/A3)
650,000	5.000	07/01/36	712,276
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-1 (A-/A3)
1,000,000	5.000	07/01/44	1,061,340
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-3 (AGM) (AA/A2)
325,000	5.000	07/01/32	363,633
250,000	5.000	07/01/33	278,517

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Michigan – (continued)
Michigan Strategic Fund RB Refunding for The Detroit Edison Company Pollution Control Bonds Project Series 1995 CC (A/Aa3)(b)
$1,115,000	1.450%	09/01/21	$1,077,324
Michigan Tobacco Settlement Finance Authority Asset Backed RB Senior Series 2007 A (B-/NR)
570,000	6.000	06/01/48	539,323
Roseville Community School District GO Bonds Refunding (Q-SBLF) (AA-/NR)
1,000,000	5.000	05/01/20	1,100,890
Warren Consolidated School District Unlimited Tax GO Bonds Refunding for School Building and Site Bonds Series 2016 (Q-SBLF) (AA-/NR)
1,145,000	5.000	05/01/25	1,326,746
1,215,000	5.000	05/01/26	1,415,123
3,705,000	5.000	05/01/27	4,283,276
Washtenaw County Ypsilanti Community Schools Unlimited Tax GO Bonds Refunding Series 2015 B (Q-SBLF) (AA-/NR)
1,860,000	5.000	05/01/22	2,097,206

			25,058,310

Minnesota – 0.1%
Minneapolis Minnesota Health Care System RB for Fairview Health Services Series 2008 A (A+/A2)(a)
1,500,000	6.750	11/15/18	1,635,705

Mississippi – 0.2%
Mississippi Development Bank Special Obligation RB for Hinds Community College District Capital Improvement Project Series 2009 (ASSURED GTY) (AA/Aa2)(a)
1,095,000	5.375	10/01/19	1,207,621
Mississippi State GO Bonds Series 2015 F (AA/Aa2)
1,000,000	4.000	11/01/35	1,057,240

			2,264,861

Missouri – 0.1%
Kirkwood Industrial Development Authority Retirement Community RB Refunding for Aberdeen Heights Series 2017 A (BB/NR)
1,230,000	5.000	05/15/18	1,269,225

Montana – 0.1%
City of Billings RB for Sewer System Series 2017 (AA+/Aa3)
575,000	5.000	07/01/29	692,024

Nevada – 0.3%
Clark County School District Limited Tax GO Bonds Refunding Series 2015 B (AA-/A1)
1,000,000	5.000	06/15/18	1,046,630
Washoe County Sierra Pacific Power Company Project RB Refunding for Nevada Gas & Water Facilities Series 2016 B (A+/A2)(b)
1,800,000	3.000	06/01/22	1,860,894

			2,907,524

Municipal Bonds – (continued)
New Jersey – 6.7%
New Jersey Economic Development Authority RB for Provident Group – Kean Properties L.L.C. – Kean University Student Housing Project Series 2017 A (BBB-/NR)
500,000	5.000	07/01/32	533,320
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 (ASSURED GTY) (AA+/A3)(a)
1,000,000	6.000	12/15/18	1,082,920
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 AA (BBB+/Baa1)
1,315,000	5.500	12/15/29	1,398,963
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 BB (BBB+/Baa1)(a)
360,000	5.000	09/01/19	392,249
New Jersey Economic Development Authority RB for School Facilities Construction Series 2016 AAA (BBB+/Baa1)
4,000,000	5.500	06/15/33	4,211,560
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Bonds Series 2009 AA (NR/Baa1)(a)
2,685,000	5.500	06/15/19	2,936,719
New Jersey Educational Facilities Authority RB Refunding for The College of New Jersey Series 2016 F (A/A2)
1,250,000	3.000	07/01/40	1,016,575
New Jersey Health Care Facilities Financing Authority RB for St. Joseph’s Healthcare System Series 2008 (NR/Baa3)(a)
2,500,000	6.625	07/01/18	2,672,350
New Jersey State Higher Education Assistance Authority RB for Student Loan Series 2008 A (AMT) (ASSURED GTY) (AA/A2)
1,835,000	6.125	06/01/30	1,897,225
New Jersey State Housing and Mortgage Finance Agency RB for Single Family Housing Series 2008 AA (AA/Aa3)
85,000	6.150	10/01/23	85,854
New Jersey State Turnpike Authority RB Refunding Series 2000 B (NATL-RE) (AA-/A2)(d)
6,300,000	1.383	01/01/30	5,785,886
New Jersey State Turnpike Authority RB Series 2009 G (A+/A2)
1,900,000	5.000	01/01/18	1,955,784
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2006 C (AMBAC) (BBB+/Baa1)(c)
19,675,000	0.000	12/15/35	7,844,226
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (BBB+/Baa1)(c)
5,365,000	0.000	12/15/26	3,445,617
New Jersey Transportation Trust Fund Authority RB for Federal Highway Reimbursement Notes Subseries 2016 A-2 (A+/Baa1)
10,000,000	5.000	06/15/29	10,227,800
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds 2015 Series AA (BBB+/Baa1)
755,000	5.000	06/15/46	751,497

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL-RE) (AA-/A3)(c)
$4,675,000	0.000%	12/15/27	$2,962,968
5,000,000	0.000	12/15/31	2,526,400
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2011 B (AMBAC) (BBB+/Baa1)
1,305,000	5.250	12/15/22	1,424,734
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2011 B (BBB+/Baa1)
1,000,000	5.000	06/15/42	999,920
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2013 A (BBB+/Baa1)
2,475,000	5.000	06/15/20	2,626,148
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 A (ST APPROP) (BBB+/Baa1)
6,515,000	5.500	06/15/41	6,715,857
New Jersey Transportation Trust Fund Authority RB Subseries 2016 A-1 & Subseries A-2 (A+/Baa1)
3,500,000	5.000	06/15/31	3,569,790
Plainsboro Township GO General Improvement Bonds Series 2016 (AAA/NR)
1,000,000	2.000	08/01/22	1,007,050
Tobacco Settlement Financing Corp. Tobacco Settlement Asset- Backed Bonds Series 2007 1-A (B/B3)
6,000,000	5.000	06/01/41	5,827,560

			73,898,972

New Mexico – 0.5%
Farmington City PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 A (BBB+/Baa2)(b)
1,200,000	5.200	06/01/20	1,316,448
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 D (BBB+/Baa2)
2,500,000	5.900	06/01/40	2,735,575
Santa Fe County New Mexico RB for Gross Receipts Series 2008 (AGM) (AA+/Aa3)(a)
1,000,000	5.250	06/01/18	1,049,290

			5,101,313

New York – 5.7%
Brooklyn Arena Local Development Corp. Pilot RB Refunding for Barclays Center Series 2016 A (BBB-/Baa3)
1,075,000	5.000	07/15/42	1,169,396
Chautauqua County Industrial Development Agency Exempt Facility RB for Dunkirk NRG Power Project Series 2009 (BB+/Baa3)
200,000	5.875	04/01/42	208,814
City of New Rochelle Corp. for Local Development RB for Iona College Project Series 2015 A (BBB/Baa2)
325,000	5.000	07/01/25	368,063
335,000	5.000	07/01/26	378,610
425,000	5.000	07/01/27	479,013

Municipal Bonds – (continued)
New York – (continued)
Erie County New York Industrial Development Agency RB for the City of Buffalo School District Series 2008 A (AGM) (ST AID WITHHLDG) (AA/Aa2)(a)
9,000,000	5.750	05/01/18	9,463,680
Metropolitan Transportation Authority RB Refunding RMKT 11/01/16 Subseries 2012 G-3 (AA-/A1)(b)
5,000,000	1.226	02/01/20	4,970,500
Metropolitan Transportation Authority RB Refunding Series 2016 C-2B (AA-/A1)(b)
3,250,000	5.000	02/15/20	3,551,080
New York City GO Bonds Fiscal 2006 Series H Subseries H2 (AA/Aa2)(b)
2,000,000	0.950	04/03/17	2,000,000
New York City GO Bonds Fiscal 2014 Series 2013 D Subseries D3 (AA/Aa2)(b)
2,000,000	0.950	04/03/17	2,000,000
New York City GO Bonds Fiscal 2014 Series I Subseries I-2 (AA/Aa2)(b)
2,000,000	0.950	04/03/17	2,000,000
New York City GO Bonds Fiscal 2015 Series F Subseries F6 (AA/Aa2)(b)
1,000,000	0.950	04/03/17	1,000,000
New York City Municipal Water Finance Authority RB for Water & Sewer System Second General Resolution Fiscal 2011 Subseries AA1 (AA+/Aa1)(b)
2,000,000	0.950	04/03/17	2,000,000
New York Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 Class E (BBB-/NR)
1,000,000	3.500	02/15/48	1,008,530
New York Liberty Development Corporation RB for 3 World Trade Center Project Series 2014 (NR/NR)(e)
2,825,000	5.000	11/15/44	2,957,690
New York State Dormitory Authority General Purpose Personal Income Tax RB Series 2016 A (AAA/Aa1)
1,400,000	5.000	02/15/27	1,690,472
New York State Dormitory Authority General Purpose Personal Income Tax RB Series 2016 D (AAA/Aa1)
6,190,000	5.000	02/15/27	7,474,301
New York State Energy Research & Development Authority RB Refunding for Central Hudson Gas & Electric Corp. Projects Series 1999 B (AMT) (AMBAC) (A-/A2)(d)
5,400,000	1.243	07/01/34	4,885,344
New York State Thruway Authority Junior Indebtedness RB Series 2013 A (A-/A3)
1,000,000	5.000	05/01/19	1,077,110
New York State Urban Development Corp. General Purpose Personal Income Tax RB Series 2014 A (AAA/Aa1)
5,000,000	5.000	03/15/31	5,781,950
New York Transportation Development Corp. Special Facility RB Refunding for American Airlines, Inc. John F. Kennedy International Airport Project Series 2016 (AMT) (BB-/NR)
2,200,000	5.000	08/01/20	2,368,014

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
New York – (continued)
New York Transportation Development Corp. Special Facility RB Refunding for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (BBB/Baa3)
$700,000	5.000%	07/01/41	$744,030
700,000	5.000	07/01/46	742,224
1,750,000	5.250	01/01/50	1,878,240
Westchester County Local Development Corporation RB for Westchester Medical Center Obligated Group Project Series 2016 (BBB/Baa2)
1,000,000	5.000	11/01/23	1,126,090
1,000,000	5.000	11/01/24	1,132,380

			62,455,531

North Carolina – 0.5%
Charlotte North Carolina Water and Sewer System RB Series 2009 B (AAA/Aaa)
2,000,000	5.000	07/01/38	2,206,420
North Carolina Eastern Municipal Power Agency Power System RB Series 2008 C (ETM) (ASSURED GTY) (AA/A3)(a)
190,000	6.000	01/01/19	200,982
North Carolina Medical Care Commission Health Care Facilities RB Refunding First Mortgage for Pennybyrn at Maryfield Series 2015 (NR/NR)
1,500,000	4.000	10/01/17	1,513,485
885,000	5.000	10/01/18	920,568
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Church Homes and Services Series 2015 A (NR/NR)
620,000	4.000	09/01/25	621,476

			5,462,931

Ohio – 3.0%
Buckeye Ohio Tobacco Settlement Financing Authority RB Asset-Backed Bonds for Capital Appreciation 1st Subordinate Series 2007 B (NR/NR)(c)
33,300,000	0.000	06/01/47	2,204,127
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/B3)
1,885,000	6.500	06/01/47	1,884,604
2,400,000	5.875	06/01/47	2,290,776
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/Caa1)
23,685,000	5.125	06/01/24	22,373,088
1,650,000	5.875	06/01/30	1,584,908
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-3 (B-/Caa1)
1,700,000	6.250	06/01/37	1,688,287
Ohio Air Quality Development Authority PCRB Refunding for FirstEnergy Nuclear Generation Project Series 2009 A (B/B1)(b)
925,000	4.375	06/01/22	848,410
Ohio Air Quality Development Authority PCRB Refunding for FirstEnergy Nuclear Generation Project Series 2010 B (B/B1)(b)
575,000	4.375	06/01/22	527,390

			33,401,590

Municipal Bonds – (continued)
Oklahoma – 0.1%
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2015 (AMT) (BB-/NR)(b)
1,500,000	5.000	06/01/25	1,587,900

Oregon – 1.4%
Deschutes County Oregon Hospital Facilities Authority RB Refunding for Cascade Healthcare Series 2008 (NR/A2)(a)
1,500,000	8.250	01/01/19	1,681,395
Oregon State Department of Transportation Highway User Tax RB Refunding Series 2015 A (AAA/Aa1)
3,140,000	5.000	11/15/25	3,804,393
Portland Oregon Community College District GO Bonds Refunding Series 2013 (AA/Aa1)
2,000,000	5.000	06/15/26	2,336,440
Portland Oregon Water System RB Refunding First Lien Series 2016 A (NR/Aaa)
7,090,000	4.000	04/01/29	7,827,218

			15,649,446

Pennsylvania – 2.6%
Coatesville School District GO Refunding Bonds Series 2017 (MUN GOVT GTD) (AA/A2)
1,000,000	5.000	08/01/25	1,168,740
Lancaster County Hospital Authority RB for Brethren Village Project Series 2017 (BB+/NR)(g)
855,000	3.000	07/01/19	866,747
1,155,000	5.000	07/01/20	1,244,120
900,000	5.000	07/01/22	986,778
Mifflin County Pennsylvania School District GO Bonds Series 2007 (NATL-RE-IBC) (XLCA) (ST AID WITHHLDG) (AA-/A3)(a)
2,000,000	7.500	09/01/17	2,054,040
Pennsylvania Economic Development Financing Authority PCRB Refunding for PPL Electric Utilities Corp. Project RMKT 10/01/10 Series 2008 (A/A1)
2,500,000	4.000	10/01/23	2,614,300
Pennsylvania Economic Development Financing Authority RB for The Pennsylvania Rapid Bridge Replacement Project Series 2015 (AMT) (BBB/NR)
750,000	5.000	06/30/42	809,198
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2004 A (A-/NR)(b)
1,000,000	1.500	05/01/18	1,000,170
Pennsylvania Higher Educational Facilities Authority RB for Foundation for Indiana University of Pennsylvania Series 2007 A (XLCA) (BBB+/WR)(d)
1,685,000	1.269	07/01/27	1,604,238
Pennsylvania State Commonwealth GO Bonds Refunding First Series 2016 (AA-/Aa3)
4,000,000	5.000	09/15/19	4,348,880
Pennsylvania State Commonwealth GO Bonds Refunding First Series 2016 (AGM) (AA/Aa3)
4,000,000	5.000	09/15/25	4,713,640

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Pennsylvania – (continued)
Pennsylvania Turnpike Commission RB Series 2013 C (A/A1)
$1,720,000	5.500%	12/01/29	$2,032,197
Pennsylvania Turnpike Commission RB Subordinate Series 2017 A (A-/A3)
3,500,000	5.500	12/01/42	3,970,890
Scranton City GO Refunding Notes Series 2016 (BB/NR)
375,000	5.000	11/15/26	390,686
500,000	5.000	11/15/32	512,600
Scranton Redevelopment Authority RB Refunding for Guaranteed Lease Series 2016 A (MUN GOVT GTD) (BB/NR)
300,000	5.000	11/15/21	309,318
450,000	5.000	11/15/28	453,726

			29,080,268

Puerto Rico – 3.5%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (CC/Caa3)
3,635,000	6.125	07/01/24	2,944,350
2,000,000	6.000	07/01/38	1,580,000
2,500,000	6.000	07/01/44	1,956,250
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (CC/Caa3)
1,060,000	5.750	07/01/37	821,500
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B (D/Caa3)(h)
3,000,000	6.500	07/01/37	1,796,250
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A (D/Caa3)(h)
3,955,000	5.000	07/01/41	2,239,519
Puerto Rico Commonwealth GO Bonds Refunding Subseries 2003 C-7 (NATL-RE) (AA-/A3)
2,000,000	6.000	07/01/27	2,098,900
Puerto Rico Commonwealth GO Bonds Series 2014 A (D/Caa3)(h)
5,175,000	8.000	07/01/35	3,208,500
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2007 N (NATL-RE) (AA-/A3)
1,600,000	5.250	07/01/33	1,685,712
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(d)
2,700,000	1.189	07/01/29	2,065,500
Puerto Rico Electric Power Authority RB Series 2013 A (D/Caa3)
3,000,000	6.750	07/01/36	1,890,000
Puerto Rico Electric Power Authority RB Series 2016 E-1 (NR/NR)
590,915	10.000	01/01/21	605,629
Puerto Rico Electric Power Authority RB Series 2016 E-2 (NR/NR)
590,915	10.000	07/01/21	605,629
Puerto Rico Electric Power Authority RB Series 2016 E-3 (NR/NR)
196,972	10.000	01/01/22	201,876
Puerto Rico Electric Power Authority RB Series 2016 E-4 (NR/NR)
196,972	10.000	07/01/22	201,877

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M-2 (AMBAC) (COMWLTH GTD) (NR/Caa3)(b)
3,240,000	5.500	07/01/17	3,244,892
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A (CC/Ca)
13,000,000	6.750	08/01/32	5,850,000
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Series 2010 A (CC/Ca)(c)
7,000,000	0.000	08/01/35	703,990
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Subseries 2009 A (CC/Ca)(c)
6,500,000	0.000	08/01/34	657,215
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Subseries 2010 C (CC/Ca)(c)
1,400,000	0.000	08/01/37	126,588
Puerto Rico Sales Tax Financing Corp. Sales Tax RB First Subseries 2009 A (CC/Ca)
5,805,000	5.000	08/01/24	2,300,231
3,950,000	6.500	08/01/44	1,757,750

			38,542,158

Rhode Island – 0.1%
Rhode Island Health and Educational Building Corp. RB for Woonsocket Public School Financing Program Series 2017 A (AGM) (MUN GOVT GTD) (AA/A1)
500,000	5.000	05/15/24	571,855

South Carolina – 0.3%
Clemson University Athletic Facilities RB Series 2015 (NR/Aa3)
1,385,000	4.000	05/01/25	1,549,953
1,570,000	4.000	05/01/26	1,723,091

			3,273,044

South Dakota – 0.1%
South Dakota Health & Educational Facilities Authority RB for Avera Health Series 2008 B (AA-/A1)
500,000	5.500	07/01/35	521,355
300,000	5.250	07/01/38	310,437

			831,792

Tennessee – 0.8%
Bristol Industrial Development Board RB for The Pinnacle Project Series 2016 A (NR/NR)(e)
1,250,000	5.000	12/01/35	1,198,675
2,250,000	5.125	12/01/42	2,134,553
Knox County Health Educational & Housing Facilities Board RB for University Health System, Inc. Series 2007 (BBB+/NR)
1,865,000	5.250	04/01/36	1,865,000
Knox County Health Educational & Housing Facilities Board RB for University Health System, Inc. Series 2007 (NR/NR)(a)
835,000	5.250	04/01/17	835,000
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Charter Village Apartments Series 2007 (AMT) (FNMA) (NR/NR)(b)
1,000,000	4.850	06/01/25	1,000,310

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Tennessee – (continued)
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Vanderbilt University Medical Center Series 2016 A (NR/A3)
$400,000	5.000%	07/01/40	$442,004
700,000	5.000	07/01/46	770,049

			8,245,591

Texas – 9.6%
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2016 (BBB+/Baa2)
250,000	5.000	01/01/40	272,895
435,000	5.000	01/01/46	474,159
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#1 Project Series 2016 (NR/NR)
250,000	4.200	09/01/27	233,530
575,000	4.800	09/01/37	513,659
650,000	5.250	09/01/46	571,655
City of Lewisville Texas Combination Contract & Special Assessment RB Refunding for Lewisville Castle Hills Public Improvement District No. 3 Project Series 2015 (AGM) (AA/NR)
1,415,000	4.000	09/01/25	1,539,011
Dallas-Fort Worth International Airport Joint RB Refunding Series 2014 A (AMT) (A+/NR)
2,500,000	5.250	11/01/30	2,833,200
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Memorial Hermann Health System Series 2013 B (A+/A1)(d)
6,770,000	1.860	06/01/23	6,769,458
Houston Airport System RB Refunding for United Airlines, Inc. Series 2015 B-2 (AMT) (BB-/NR)
2,500,000	5.000	07/15/20	2,617,425
Houston Airport System RB Refunding Senior Lien Series 2009 A (AA-/Aa3)
10,000,000	5.500	07/01/34	10,507,900
Houston Airport System RB Subordinate Lien Series 2002 D-2 (AMT) (XLCA) (A+/A1)(d)
3,825,000	1.966	07/01/32	3,550,633
Houston Airport System RB Tranche II Series 2000 P-2 (AMT) (AGM) (AA/A1)(d)
1,000,000	1.920	04/06/17	930,000
Joint Guadalupe County RB Refunding and Improvement Bonds for City of Seguin Hospital Mortgage Series 2015 (BB/NR)
700,000	5.000	12/01/17	711,242
1,550,000	5.000	12/01/18	1,607,536
1,545,000	5.000	12/01/19	1,629,326
Kaufman County Fresh Water Supply District No. 1 Refunding for Road Series 2016 C (AGM) (AA/NR)
455,000	3.000	09/01/23	461,898
280,000	3.000	09/01/24	281,848
505,000	3.000	09/01/25	504,248
530,000	4.000	09/01/26	566,861
560,000	4.000	09/01/27	596,596
490,000	4.000	09/01/28	516,720

Municipal Bonds – (continued)
Texas – (continued)
Lamar Consolidated Independent School District Unlimited Tax Schoolhouse Bonds RMKT 08/15/16 Series 2014 A (PSF-GTD) (AAA/Aaa)(b)
1,500,000	1.050	08/15/18	1,497,570
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project RMKT 07/01/09 Series 2001 A (A-/Baa1)
1,300,000	6.300	11/01/29	1,404,637
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project Series 1996 (AMT) (NATL-RE) (AA-/A3)
2,500,000	5.200	05/01/30	2,563,925
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for NCCD College Station Properties LLC, Texas A&M University Project Series 2015 A (BBB-/Baa3)
2,310,000	5.000	07/01/35	2,448,993
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station I, LLC – Texas A&M University Collegiate Housing Corpus Christi Project Series 2014 A (BBB-/NR)
1,000,000	5.000	04/01/39	1,043,290
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC – Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (BBB-/Baa3)
645,000	4.000	04/01/22	687,925
320,000	4.000	04/01/23	339,222
275,000	4.000	04/01/24	291,330
365,000	4.000	04/01/25	381,505
375,000	4.000	04/01/26	389,055
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Tarleton State University Collegiate Housing Project Series 2015 A (BBB-/Baa3)
250,000	5.000	04/01/30	272,300
North Texas Tollway Authority RB Convertible Capital Appreciation Special Project System Series 2011 (AA+/NR)(f)
1,000,000	0.000	09/01/43	1,004,910
North Texas Tollway Authority RB First Tier Series 2009 A (A/A1)
205,000	6.250	01/01/39	221,277
North Texas Tollway Authority RB First Tier Series 2009 A (A/NR)
470,000	6.250	01/01/24	511,482
North Texas Tollway Authority RB First Tier Series 2009 A (NR/NR)(a)
2,925,000	6.250	01/01/19	3,178,364
North Texas Tollway Authority RB First Tier Series 2016 A (A/A1)
615,000	5.750	01/01/40	634,440
North Texas Tollway Authority RB Special Project System Series 2011 A (AA+/NR)
1,000,000	5.500	09/01/41	1,151,890
1,000,000	6.000	09/01/41	1,177,570

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Texas – (continued)
North Texas Tollway Authority System RB Refunding First Tier Series 2008 A (NR/A1)(a)
$1,890,000	5.750%	01/01/18	$1,957,605
North Texas Tollway Authority System RB Refunding First Tier Series 2008 A (NR/NR)(a)
2,495,000	5.750	01/01/18	2,583,298
North Texas Tollway Authority System RB Refunding First Tier Series 2016 A (A/A1)
1,500,000	5.000	01/01/22	1,714,125
North Texas Tollway Authority System RB Refunding for Capital Appreciation First Tier Series 2008 I (A/A1)
6,000,000	6.500	01/01/43	7,440,360
Port of Houston Authority Harris County Unlimited Tax GO Bonds Refunding Series 2008 A (AMT) (AAA/Aaa)
3,000,000	6.125	10/01/33	3,236,730
Round Rock Texas Independent School District Unlimited Tax GO Bonds for School Building Series 2009 (AA/Aaa)
2,730,000	5.250	08/01/34	2,874,199
Tarrant County Cultural Education Facilities Finance Corp. RB for Air Force Village Obligated Group Series 2007 (BB+/NR)(a)
425,000	5.125	05/15/17	427,010
Tarrant County Cultural Education Facilities Finance Corp. RB Refunding for Air Force Village Obligated Group Series 2016 (BB+/NR)
2,000,000	4.000	05/15/18	2,030,200
2,375,000	4.000	05/15/19	2,425,611
2,475,000	5.000	05/15/20	2,608,106
2,100,000	5.000	05/15/21	2,229,486
2,730,000	5.000	05/15/22	2,914,766
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (BBB+/Baa1)
4,950,000	6.250	12/15/26	5,846,148
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/Baa2)
8,505,000	6.875	12/31/39	9,476,441
Texas Transportation Commission Central Turnpike System RB Refunding Second Tier Series 2015 C (BBB+/Baa1)
1,380,000	5.000	08/15/42	1,494,623

			106,148,193

U.S. Virgin Islands – 0.8%
Virgin Islands Public Finance Authority RB Matching Fund Loan Note Senior Lien Series 2010 A (B/Caa1)
1,000,000	5.000	10/01/20	892,500
275,000	5.000	10/01/25	237,875
1,410,000	5.000	10/01/29	1,177,350
Virgin Islands Public Finance Authority RB Matching Fund Loan Note Series 2012 A (B/Caa1)
700,000	5.000	10/01/32	570,500
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2014 C (B-/NR)
1,450,000	5.000	10/01/39	1,076,625

Municipal Bonds – (continued)
U.S. Virgin Islands – (continued)
Virgin Islands Public Finance Authority RB Series 2014 A (AGM) (AA/A2)
5,000,000	5.000	10/01/34	5,191,700

			9,146,550

Utah – 0.6%
Salt Lake City RB for International Airport Series 2017 A (AMT) (A+/A2)
2,650,000	5.000	07/01/47	2,946,032
Utah Transit Authority Sales Tax RB Refunding Subordinate Series 2015 A (AAA/Aa2)
3,065,000	4.000	06/15/34	3,195,446

			6,141,478

Virginia – 1.7%
Amelia County IDA Solid Waste Disposal RB Refunding for Waste Management, Inc. Project Series 2002 (AMT) (A-/NR)(b)
2,500,000	2.125	04/01/20	2,514,100
Fairfax County Economic Development Authority Residential Care Facilities Mortgage RB Refunding for Goodwin House Incorporated Series 2016 A (BBB/NR)
1,250,000	4.000	10/01/42	1,224,525
Newport News Economic Development Authority Residential Care Facilities RB Refunding For Lifespire of Virginia Series 2016 (NR/NR)
450,000	2.000	12/01/18	449,410
Tobacco Settlement Financing Corp. Senior Asset-Backed Bonds Series 2007 B-1 (B-/B3)
1,500,000	5.000	06/01/47	1,406,835
Virginia College Building Authority Virginia Educational Facilities RB for Public Higher Education Financing Program Series 2016 A (AA/Aa1)
4,950,000	3.000	09/01/26	5,173,146
Virginia Commonwealth Transportation Board RB Refunding for U.S. Route 58 Corridor Development Program Series 2016 C (AA+/Aa1)
2,285,000	5.000	05/15/23	2,697,602
Virginia Port Authority Port Facilities RB Refunding Series 2015 A (AMT) (A/Aa3)(a)
2,750,000	5.000	07/01/25	3,286,058
Virginia Small Business Financing Authority Senior Lien RB for Elizabeth River Crossings Opco, LLC Project Series 2012 (AMT) (BBB/NR)
750,000	5.500	01/01/42	801,915
Washington County IDA RB for Mountain States Health Alliance Series 2009 C (BBB+/Baa1)
1,000,000	7.750	07/01/38	1,083,200

			18,636,791

Washington – 0.8%
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 A (NR/NR)(e)(i)
700,000	11.487	01/01/23	937,671

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Washington – (continued)
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 B (NR/NR)(e)(i)
$730,000	11.492%	01/01/24	$977,017
University of Washington RB Refunding Series 2012 A (AA+/Aaa)
2,500,000	5.000	07/01/29	2,892,750
Washington Health Care Facilities Authority RB for MultiCare Health System RMKT 02/26/09 Series 2008 A (ASSURED GTY) (AA/Aa3)(a)
250,000	6.000	08/15/19	277,910
Washington Health Care Facilities Authority RB for MultiCare Health System RMKT 02/26/09 Series 2008 B (ASSURED GTY) (AA/Aa3)(a)
250,000	6.000	08/15/19	277,910
Washington State GO Bonds Series 1992 B & AT-7 (AA+/Aa1)
135,000	6.400	06/01/17	136,192
Washington State Health Care Facilities Authority RB for Virginia Mason Medical Center Series 2007 B (ACA) (BBB/Baa2)
3,000,000	6.000	08/15/37	3,035,940

			8,535,390

West Virginia – 0.3%
West Virginia Economic Development Authority Solid Waste Disposal Facilities RB Refunding for Appalachian Power Co. – Amos Project Series 2011 A (AMT) (A-/Baa1)(b)
2,375,000	1.700	09/01/20	2,312,561
West Virginia Hospital Finance Authority Hospital RB Refunding and Improvement for West Virginia United Health System Obligated Group Series 2009 C (A/A2)(a)
1,000,000	5.500	06/01/19	1,092,110

			3,404,671

Wisconsin – 0.8%
Public Finance Authority Exempt Facilities RB Refunding for Celanese Project Series 2016 C (AMT) (BBB-/Baa3)
1,000,000	4.300	11/01/30	999,970
Public Finance Authority Pass-Through RB for Natgasoline LLC Series 2016 (NR/NR)(e)
4,200,000	10.000	06/30/21	4,231,416
Public Finance Authority Senior Airport Facilities RB Refunding for Transportation Infrastructure Properties LLC Obligated Group Series 2012 B (AMT) (BBB/NR)
2,000,000	5.250	07/01/28	2,130,600
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB/NR)
375,000	5.125	05/15/29	376,009
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB/NR)
100,000	5.000	05/15/36	100,245

Municipal Bonds – (continued)
Wisconsin – (continued)
Wisconsin State Health & Educational Facilities Authority RB Refunding for Fort Healthcare, Inc. Series 2014 (BBB+/NR)
350,000	4.000	05/01/17	350,560
375,000	4.000	05/01/18	383,032
285,000	4.000	05/01/19	295,508
410,000	5.000	05/01/20	442,521

			9,309,861

TOTAL INVESTMENTS – 98.2% (Cost $1,072,699,448)			$1,081,348,495

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%			19,821,848

NET ASSETS – 100.0%			$1,101,170,343

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(b)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2017.
(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(d)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2017.
(e)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $25,776,182, which represents approximately 2.3% of net assets as of March 31, 2017.
(f)	Zero coupon bond until next reset date.
(g)	When-issued security.
(h)	Security is currently in default.
(i)	Inverse floating rate security. Interest rate disclosed is that which is in effect on March 31, 2017.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2017

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
ACA	—Insured by American Capital Access
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
ASSURED GTY	—Insured by Assured Guaranty
CAL MTG INS	—Insured by California Mortgage Insurance
COMWLTH GTD	—Commonwealth Guaranteed
COPS	—Certificates of Participation
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
FNMA	—Federal National Mortgage Association
GARB	—General Airport Revenue Bond
GNMA	—Government National Mortgage Association
GO	—General Obligation
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
MUN GOVT GTD	—Municipal Government Guaranteed
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—Insured by National Public Finance Guarantee Corp., which reinsures Financial Guaranty Insurance Co.
NATL-RE-IBC	—Insured by National Public Finance Guarantee Corp. – Insured Bond Certificates
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PSF-GTD	—Guaranteed by Permanent School Fund
Q-SBLF	—Qualified School Board Loan Fund
RB	—Revenue Bond
RITES	—Residual Interest Tax Exempt Securities
RMKT	—Remarketed
ST AID WITHHLDG	—State Aid Withholding
ST APPROP	—State Appropriation
WR	—Withdrawn Rating
XLCA	—Insured by XL Capital Assurance, Inc.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACT — At March 31, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
U.S. Ultra Long Treasury Bonds	(49)	June 2017	$(7,870,625)	$(20,931)

SWAP CONTRACTS — At March 31, 2017, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on March 31, 2017 (a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America NA	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	$1,000	1.000%	03/20/23	0.684%	$(29,621)	$47,032
JPMorgan Chase Bank NA	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	1,000	1.000	03/20/23	0.684	(29,621)	47,031
TOTAL						$(59,242)	$94,063

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000’s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$27,600	(a)	06/21/27	3 Month LIBOR	1.500%	$2,762,046	$(441,637)
19,600		12/21/41	3 Month LIBOR	2.250	(1,280,417)	2,644,520
14,700	(a)	06/21/47	3 Month LIBOR	1.750	3,218,281	(284,222)

					$4,699,910	$1,918,661

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2017.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – 97.9%
Alabama – 2.9%
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (BBB/NR)
$850,000	5.000%	10/01/24	$951,167
850,000	5.000	10/01/25	954,881
4,125,000	5.000	10/01/30	4,385,824
Jefferson County Senior Lien Sewer RB Warrants Series 2013 C (AGM) (AA/A2)(a)
5,750,000	0.000	10/01/38	4,607,303
6,000,000	0.000	10/01/42	4,777,200
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB-/NR)
8,300,000	6.000	10/01/42	9,468,059
19,850,000	7.000	10/01/51	23,901,584
71,520,000	6.500	10/01/53	83,915,131

			132,961,149

Alaska – 0.6%
Northern Tobacco Securitization Corp. RB Refunding Asset- Backed Bonds Series 2006 A (NR/B3)
29,995,000	5.000	06/01/46	28,240,893
Northern Tobacco Securitization Corp. RB Refunding Capital Appreciation Asset-Backed Bonds 1st Subordinate Series 2006 B (NR/NR)(b)
3,980,000	0.000	06/01/46	280,311

			28,521,204

Arizona – 1.8%
Apache County IDA PCRB for Tucson Electric Power Company Series 2012 A (BBB+/A3)
4,500,000	4.500	03/01/30	4,635,585
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(c)
51,500,000	1.479	01/01/37	44,986,795
City of Tempe IDA RB Refunding for Friendship Village Series 2012 A (NR/NR)
1,250,000	6.250	12/01/42	1,302,500
1,325,000	6.250	12/01/46	1,378,437
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for El Paso Electric Co. Project Series 2009 A (BBB/Baa1)
8,800,000	7.250	02/01/40	9,599,040
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Public Service Co. of New Mexico Palo Verde Project Series 2003 A (BBB+/Baa2)
5,000,000	6.250	01/01/38	5,518,800
Pima County IDA RB Refunding for Tucson Electric Power Co. Project Series 2012 A (BBB+/A3)
5,350,000	4.500	06/01/30	5,508,467
Pima County IDA RB Refunding for Tucson Electric Power Co. Project Series 2013 A (BBB+/A3)
3,390,000	4.000	09/01/29	3,450,613
University Medical Center Corp. RB Series 2009 (NR/WR)(d)
500,000	6.250	07/01/19	555,840
1,360,000	6.500	07/01/19	1,519,365

Municipal Bonds – (continued)
Arizona – (continued)
University Medical Center Corp. RB Series 2011 (NR/WR)(d)
3,500,000	6.000	07/01/21	4,116,035

			82,571,477

California – 16.5%
ABC Unified School District GO Bonds Series 2001 C (NATL-RE) (AA-/Aa3)(b)
1,600,000	0.000	08/01/26	1,199,984
Alameda Corridor Transportation Authority RB Refunding Second Subordinate Lien Series 2016 B (BBB+/Baa2)
5,825,000	5.000	10/01/36	6,445,945
4,850,000	5.000	10/01/37	5,358,813
Alameda County Oakland Unified School District GO Bonds Election of 2012 Series 2015 A (AA-/Aa3)
3,000,000	5.000	08/01/40	3,389,340
Alhambra California Unified School District Election of 2008 GO Bonds Capital Appreciation for Elementary Schools Improvement District Series B (AGM) (AA/Aa2)(b)
4,995,000	0.000	08/01/37	2,176,421
Alvord Unified School District GO Bonds Capital Appreciation for 2007 Election Series 2007 B (AGM) (AA/A2)(b)
1,210,000	0.000	08/01/36	515,399
Calaveras Unified School District GO Bonds for Capital Appreciation Series 2000 (AGM) (AA/A2)(b)
1,055,000	0.000	08/01/25	806,073
California County Tobacco Securitization Agency Tobacco Settlement RB Capital Appreciation Subordinate Series 2006 C (NR/NR)(b)
130,120,000	0.000	06/01/55	6,969,227
California Health Facilities Financing Authority RB for El Camino Hospital Series 2017 (A+/A1)
1,500,000	5.000	02/01/42	1,654,095
4,000,000	5.000	02/01/47	4,393,640
California Municipal Finance Authority COPS for Community Hospitals of Central California Obligated Group Series 2009 (A-/Baa1)(d)
19,500,000	5.500	02/01/19	21,072,870
California Municipal Finance Authority RB for California Baptist University Series 2016 A (NR/NR)(e)
3,350,000	5.000	11/01/46	3,249,265
California Municipal Finance Authority RB for Community Medical Centers Series 2017 A (A-/Baa1)
1,800,000	5.000	02/01/42	1,958,652
17,675,000	5.000	02/01/47	19,157,756
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources Series 2012 (AMT) (BBB-/Baa3)(e)
15,355,000	5.000	11/21/45	15,926,360
California State GO Bonds Refunding Kindergarten RMKT 10/15/12 Series 2012 B2 (AA+/Aa1)(f)
2,600,000	0.750	04/03/17	2,600,000
California State Various Purpose GO Bonds Series 2017 (AA-/Aa3)
21,500,000	5.000	08/01/46	24,356,275

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
California Statewide Communities Development Authority Community Facilities District No. 2007-01 Special Tax Refunding for Orinda Wilder Project Series 2015 (NR/NR)
$2,000,000	5.000%	09/01/30	$2,184,780
2,125,000	5.000	09/01/37	2,288,710
California Statewide Communities Development Authority RB for California Baptist University Series 2007 A (NR/NR)
2,000,000	5.400	11/01/27	2,062,700
11,850,000	5.500	11/01/38	12,214,150
California Statewide Communities Development Authority RB for Lancer Plaza Project Series 2013 (NR/NR)
1,875,000	5.875	11/01/43	1,975,519
California Statewide Communities Development Authority RB for Methodist Hospital Project Series 2009 (FHA) (NR/WR)(d)
5,340,000	6.625	08/01/19	6,015,830
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2014 A (BB/NR)
10,705,000	5.250	12/01/34	11,542,773
6,235,000	5.500	12/01/54	6,693,086
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2016 A (BB/NR)(e)
9,750,000	5.250	12/01/56	10,233,502
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation for Turbo Pooled Program Series 2006 B (NR/NR)(b)
35,000,000	0.000	06/01/46	4,172,000
Capistrano Unified School District Special Tax for Capital Appreciation Series 2005 (NATL-RE) (AA-/A3)(b)
7,000,000	0.000	09/01/33	3,528,210
City of Davis Redevelopment Agency Tax Allocation for Davis Redevelopment Project Series 2011 A (A+/NR)
750,000	6.500	12/01/26	910,087
2,830,000	7.000	12/01/36	3,492,843
City of Fremont Community Facilities District No. 1 Special Tax for Pacific Commons Series 2015 (NR/NR)
3,000,000	5.000	09/01/45	3,136,590
City of Goleta Redevelopment Agency Tax Allocation for Goleta Old Town Redevelopment Project Series 2011 (NR/NR)
670,000	7.750	12/01/31	672,459
5,000,000	8.000	06/01/44	5,018,950
City of Palo Alto Limited Obligation Refunding Improvement Bonds for University Avenue Area Off-Street Parking Assessment District Series 2012 (BBB/NR)
600,000	5.000	09/02/30	648,582
Coachella Valley Unified School District GO Bonds Capital Appreciation Series 2012 D (AGM) (AA/WR)(b)
2,500,000	0.000	08/01/43	755,175
Coronado Community Development Agency Tax Allocation for Coronado Community Development Project Series 2005 (AMBAC) (A+/NR)
175,000	5.000	09/01/20	175,481

Municipal Bonds – (continued)
California – (continued)
Denair California Unified School District GO Bonds Capital Appreciation Election 2001 Series 2003 B (NATL-RE) (AA-/A3)(b)
1,305,000	0.000	08/01/27	895,648
El Rancho California Unified School District GO Bonds Capital Appreciation Election 2003 Series 2007 (NATL-RE) (A-/A3)(b)
5,400,000	0.000	08/01/32	2,947,806
Fairfield COPS Capital Appreciation for Water Financing Series 2007 A (XLCA) (AA-/WR)(b)
4,180,000	0.000	04/01/29	2,741,328
Folsom Cordova Unified School District No. 4 GO for School Facilities Improvement Capital Appreciation for Election of 2006 Series 2007 A (NATL-RE) (AA-/Aa3)(b)
3,360,000	0.000	10/01/32	1,872,662
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Capital Appreciation Senior Lien Series 2015 A (AGM) (AA/A2)(b)
12,000,000	0.000	01/15/35	5,613,000
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Series 2013 A (BBB-/Ba1)
13,535,000	6.000	01/15/53	15,454,940
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Subseries B-3 (BBB-/Ba1)(f)
4,425,000	5.500	01/15/23	5,021,136
Fullerton Public Financing Authority Tax Allocation Series 2005 (AMBAC) (A/WR)
200,000	5.000	09/01/27	203,038
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (CCC+/NR)(b)
127,260,000	0.000	06/01/47	17,906,755
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (CCC/NR)(b)
307,000,000	0.000	06/01/47	26,659,880
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2015 A (ST APPROP) (A+/A1)
7,975,000	5.000	06/01/40	8,834,864
55,010,000	5.000	06/01/45	60,654,026
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-1 (B-/B3)
18,405,000	5.750	06/01/47	18,405,736
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-2 (B-/B3)
27,780,000	5.300	06/01/37	28,052,244
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 C-1 (NR/NR)(b)
101,195,000	0.000	06/01/36	28,688,783
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 C-2 (NR/NR)(b)
71,235,000	0.000	06/01/47	9,455,022

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 D (NR/NR)(b)
$260,660,000	0.000%	06/01/57	$12,352,677
Lammersville Joint Unified School District Special Tax Bonds for Community Facilities District No. 2007-1 Series 2013 (NR/NR)
2,750,000	6.000	09/01/43	3,149,850
Lemoore Redevelopment Agency Tax Allocation for Lemoore Redevelopment Project Series 2011 (A-/NR)
215,000	6.625	08/01/24	215,593
Los Angeles County GO Bonds for Westside Union School District Election Series 2008 B (AA-/Aa3)(b)
49,925,000	0.000	08/01/50	11,470,768
Los Angeles Department of Airports RB Subordinate Series 2016 B (AMT) (AA-/A1)
2,500,000	5.000	05/15/46	2,761,550
Lynwood Redevelopment Agency Tax Allocation for Housing Projects Series 2011 A (A-/NR)
1,625,000	6.750	09/01/26	1,873,219
1,500,000	7.000	09/01/31	1,727,760
875,000	7.250	09/01/38	1,015,989
Merced-Union High School District Election of 2008 GO Bonds Series 2011 C (NR/Aa3)(b)
3,750,000	0.000	08/01/35	1,789,125
Metropolitan Water District RB Series 2017 A (AAA/Aa1)(f)
10,000,000	0.740	04/03/17	10,000,000
M-S-R Energy Authority Gas RB Series 2009 A (BBB+/NR)
8,250,000	6.500	11/01/39	11,266,695
M-S-R Energy Authority Gas RB Series 2009 B (BBB+/NR)
2,000,000	6.500	11/01/39	2,731,320
M-S-R Energy Authority Gas RB Series 2009 C (BBB+/NR)
10,000,000	6.125	11/01/29	12,442,900
13,500,000	6.500	11/01/39	18,436,140
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA/Aa2)(a)
7,000,000	0.000	08/01/30	6,343,330
Natomas Unified School District GO Bonds Election of 2014 Series 2013 (BAM) (AA/A1)
14,535,000	4.000	08/01/42	14,692,414
New Haven Unified School District GO Bonds Refunding for Capital Appreciation Series 2009 (ASSURED GTY) (AA/Aa3)(b)
860,000	0.000	08/01/25	668,487
1,105,000	0.000	08/01/26	822,683
5,550,000	0.000	08/01/30	3,463,866
7,830,000	0.000	08/01/32	4,437,966
7,000,000	0.000	08/01/34	3,591,420
Orange County California Community Facilities District No. 2015-1 Village of Esencia Special Tax Bonds Series 2015 A (NR/NR)
3,000,000	5.250	08/15/45	3,270,810
Palomar Pomerado Health COPS Series 2009 (BB+/Ba1)(d)
16,000,000	6.750	11/01/19	18,268,800

Municipal Bonds – (continued)
California – (continued)
Palomar Pomerado Health COPS Series 2010 (BBB-/Ba1)
6,500,000	6.000	11/01/41	7,004,790
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)(a)
10,750,000	0.000	08/01/38	12,440,008
Placer Union High School District GO Bonds for Capital Appreciation Series 2000 A (NATL-RE) (AA-/Aa2)(b)
1,805,000	0.000	08/01/25	1,382,504
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
500,000	4.000	09/01/29	521,915
500,000	4.000	09/01/30	518,250
650,000	4.000	09/01/31	670,046
900,000	3.000	09/01/32	805,383
820,000	3.000	09/01/33	724,298
750,000	3.000	09/01/34	653,587
Rialto Unified School District GO Election of 2010 Series 2011 A (AGM) (AA/A1)(b)
6,170,000	0.000	08/01/36	2,855,229
River Islands Public Financing Authority Community Facilities District No. 2003-1 Special Tax Refunding Bonds Series 2015 A-1 (NR/NR)
4,835,000	5.375	09/01/31	5,191,533
6,815,000	5.500	09/01/45	7,266,017
River Islands Public Financing Authority Special Tax for Community Facilities District No. 2003-1 Series 2015 B (NR/NR)
22,500,000	5.500	09/01/45	24,011,325
Riverside County Redevelopment Agency Tax Allocation for Capital Appreciation Jurupa Valley Redevelopment Project Area Series 2011 B (A/NR)(b)
2,220,000	0.000	10/01/33	1,118,680
2,220,000	0.000	10/01/35	1,005,505
1,840,000	0.000	10/01/37	755,817
5,100,000	0.000	10/01/38	1,989,102
8,425,000	0.000	10/01/39	3,131,235
13,395,000	0.000	10/01/40	4,720,398
7,275,000	0.000	10/01/41	2,446,510
6,360,000	0.000	10/01/42	2,040,606
Riverside County Redevelopment Agency Tax Allocation for Jurupa Valley Redevelopment Project Area Series 2011 B (A/NR)
1,225,000	6.500	10/01/25	1,467,525
1,950,000	6.750	10/01/30	2,349,497
Riverside County Transportation Commission Toll Revenue Senior Lien Bonds Series 2013 A (BBB-/NR)
2,000,000	5.750	06/01/48	2,215,620
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE FGIC) (AA/Aa3)(c)
2,625,000	1.237	12/01/35	2,321,891
Sacramento County Water Financing Authority RB for Water Agency Zones 40 & 41 2007 Water System Project Series 2007 B (NATL-RE) (AA-/Aa3)(c)
330,000	1.257	06/01/34	296,614

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
San Bernardino City Unified School District GO Bonds Capital Appreciation for Election of 1999 Series 2003 C (NATL-RE) (AA-/A2)(b)
$1,420,000	0.000%	08/01/25	$1,093,883
San Diego Unified School District GO Bonds Refunding Series 2012 R-1 (AA-/Aa2)(b)
10,000,000	0.000	07/01/30	6,292,300
3,000,000	0.000	07/01/31	1,794,960
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay North Redevelopment Series 2011 C (A-/NR)(d)
500,000	6.750	02/01/21	600,035
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2009 D (BBB+/NR)(d)
750,000	6.250	08/01/19	837,570
555,000	6.375	08/01/19	621,389
305,000	6.500	08/01/19	342,353
1,000,000	6.625	08/01/19	1,125,330
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2011 D (BBB+/NR)(d)
435,000	6.625	02/01/21	520,012
2,500,000	7.000	02/01/21	3,023,375
San Joaquin Hills Transportation Corridor Agency RB Refunding for Toll Road Senior Lien Series 2014 A (BBB-/NR)
3,000,000	5.000	01/15/29	3,366,870
San Juan Unified School District GO Bonds for Capital Appreciation Series 2000 (NATL-RE) (AA-/Aa2)(b)
1,580,000	0.000	08/01/24	1,299,234
1,595,000	0.000	08/01/25	1,258,248
San Mateo Special Tax Bonds for Community Facilities District No. 2008-1 Bay Meadows Series 2013 (NR/NR)
2,000,000	5.000	09/01/42	2,094,300
San Mateo Special Tax Bonds for Community Facilities District No. 2008-1 Bay Meadows Series 2014 (NR/NR)
2,000,000	5.500	09/01/44	2,136,440
Santa Monica Redevelopment Agency Tax Allocation for Earthquake Recovery Redevelopment Project Series 2011 (AA/NR)
2,000,000	5.000	07/01/42	2,234,000
Santa Monica Redevelopment Agency Tax Allocation for Earthquake Recovery Redevelopment RB Series 2011 (AA/NR)
2,000,000	5.000	07/01/32	2,258,280
Santee Community Development Commission Tax Allocation for Santee Community Redevelopment Project Series 2011 A (A/NR)(d)
3,000,000	7.000	02/01/21	3,628,050
Stockton Public Financing Authority Water RB for Delta Water Supply Project Series 2010 A (A/A3)
2,000,000	6.250	10/01/40	2,418,680
Tejon Ranch Public Facilities Financing Authority Special Tax for Community Facilities District No. 2008-1 Industrial Complex Public Improvements Series 2012 B (NR/NR)
4,000,000	5.250	09/01/42	4,208,960

Municipal Bonds – (continued)
California – (continued)
Temecula Redevelopment Agency Tax Allocation for Housing Redevelopment Project No. 1 Series 2011 A (BBB+/NR)
1,000,000	6.750	08/01/31	1,169,020
2,100,000	7.000	08/01/39	2,523,927
Tobacco Securitization Authority Northern California Tobacco Settlement RB Asset-Backed Bonds Series 2005 A-1 (B-/B3)
6,850,000	5.375	06/01/38	6,751,634
4,200,000	5.500	06/01/45	4,158,126
Tobacco Securitization Authority Southern California Tobacco Settlement RB Senior Asset-Backed Bonds for San Diego County Tobacco Asset Securitization Corp. Series 2006 A-1 (BB+/B2)
2,235,000	5.000	06/01/37	2,235,000
Tustin California Community Facilities District No. 2014-1 Tustin Legacy/Standard Pacific Special Tax Bonds Series 2015 A (NR/NR)
750,000	5.000	09/01/40	808,058
1,000,000	5.000	09/01/45	1,073,710
Union City Community Redevelopment Agency Tax Allocation for Community Redevelopment Project Sub Lien Series 2011 (A+/NR)
1,500,000	6.875	12/01/33	1,827,945
University of California Regents Medical Center Pooled RB Refunding Series 2007 C-2 (NATL-RE) (AA-/Aa3)(c)
12,000,000	1.436	05/15/43	9,985,080
West Hollywood Community Development Commission Tax Allocation for East Side Redevelopment Project Series 2011 A (A-/NR)
1,000,000	7.250	09/01/31	1,224,100
5,000,000	7.500	09/01/42	6,118,500
William S. Hart Union High School District GO Bonds Capital Appreciation 2008 Election Series B (AGM) (AA/Aa2)(b)
8,360,000	0.000	08/01/34	4,090,046
Yosemite Community College District GO Bonds Election of 2004 Series 2010 D (AA-/Aa2)(a)
19,135,000	0.000	08/01/42	12,303,040

			764,478,112

Colorado – 2.7%
Belleview Station Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2017 (NR/NR)
2,375,000	5.125	12/01/46	2,395,045
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2012 A (BBB+/NR)
3,500,000	4.500	12/01/33	3,515,470
3,500,000	5.000	12/01/33	3,618,090
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2013 A (BBB+/NR)
3,000,000	5.750	12/01/36	3,361,590
Colorado Health Facilities Authority RB for The Evangelical Lutheran Good Samaritan Society Project Series 2013 (BBB+/Baa2)
3,000,000	5.625	06/01/43	3,154,830

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
Colorado Regional Transportation District Tax-Exempt Private Activity RB for Denver Transit Partners Eagle P3 Project Series 2010 (BBB+/Baa3)
$12,860,000	6.000%	01/15/41	$14,173,520
Copperleaf Metropolitan District No. 2 Limited Tax Convertible to Unlimited Tax GO Refunding (NR/NR)
500,000	5.250	12/01/30	511,515
2,000,000	5.750	12/01/45	2,046,380
Cornerstar Metropolitan District GO Refunding Bonds Series 2017 A (NR/NR)(g)
1,000,000	5.125	12/01/37	996,770
2,100,000	5.250	12/01/47	2,090,319
Cross Creek Metropolitan District No. 2 GO Bonds Refunding Limited Tax Series 2006 (NR/NR)(c)
4,500,000	5.000	12/01/37	4,372,245
Denver Colorado City & County COPS Series 2008 A2 (AA+/Aa1)(f)
2,355,000	0.950	04/03/17	2,355,000
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2007 A (AMT) (BB-/Ba3)
925,000	5.250	10/01/32	933,649
7,000,000	5.750	10/01/32	7,085,680
Denver Colorado Health and Hospital Authority Healthcare RB Series B (BBB/NR)(c)
16,520,000	1.807	12/01/33	15,438,105
Dominion Water & Sanitation District Tap Fee RB Series 2016 (NR/NR)
6,000,000	5.750	12/01/36	6,139,140
10,345,000	6.000	12/01/46	10,611,798
E-470 Public Highway Authority RB Refunding Capital Appreciation Series 2006 B (NATL-RE) (AA-/A3)(b)
3,000,000	0.000	09/01/39	1,055,130
E-470 Public Highway Authority RB Series 2004 A (NATL-RE) (AA-/A3)(b)
15,000,000	0.000	09/01/28	9,973,950
4,100,000	0.000	09/01/34	2,029,910
E-470 Public Highway Authority RB Series 2004 B (NATL-RE) (AA-/A3)(b)
1,715,000	0.000	09/01/28	971,479
E-470 Public Highway Authority RB Series 2010 A (A-/A3)(b)
20,000,000	0.000	09/01/40	7,041,800
Leyden Rock Metropolitan District No. 10 Limited Tax GO Refunding & Improvement Bonds Series 2016 A (NR/NR)
1,250,000	5.000	12/01/45	1,203,875
Palisade Metropolitan District No. 2 GO Refunding Limited Tax Bonds Series 2016 (NR/NR)
2,135,000	4.375	12/01/31	1,976,455
1,825,000	5.000	12/01/46	1,712,397
Park Meadows Business Improvement District RB Series 2007 (NR/NR)
475,000	5.300	12/01/27	480,657
720,000	5.350	12/01/31	728,755
Plaza Metropolitan District No. 1 RB Refunding Series 2013 (NR/NR)(e)

Municipal Bonds – (continued)
Colorado – (continued)
1,000,000	5.000	12/01/40	1,029,700
Public Authority for Colorado Energy RB for Natural Gas Purchase Series 2008 (BBB+/Baa1)
4,000,000	6.500	11/15/38	5,311,840
Sierra Ridge Metropolitan District No. 2 Douglas County GO Bonds Series 2016 A (NR/NR)
750,000	4.500	12/01/31	709,830
1,500,000	5.500	12/01/46	1,503,600
Southglenn Metropolitan District Special RB Refunding Series 2016 (NR/NR)
1,535,000	5.000	12/01/30	1,575,155
810,000	5.000	12/01/36	811,993
2,100,000	5.000	12/01/46	2,071,083
Vista Ridge Metropolitan District GO Bonds Refunding Limited Tax Subseries 2006 B (NR/NR)(a)(d)
1,725,000	0.000	12/01/21	2,217,695

			125,204,450

Connecticut – 0.5%
Mohegan Tribal Finance Authority Tribal RB Economic Development Bonds Series 2015 (B-/NR)(e)
20,675,000	7.000	02/01/45	21,491,042
Town of Hamden Refunding GO Series 2013 (AGM) (AA/A2)
500,000	5.000	08/15/23	574,665

			22,065,707

Delaware – 0.2%
Bridgeville Delaware Special Obligation Special Tax for Heritage Shores Special Development District Series 2005 A (NR/NR)
5,464,000	5.450	07/01/35	5,349,201
Delaware Economic Development Authority Gas Facilities RB Refunding for Delmarva Power & Light Co. Project Series 2010 (BBB+/Baa1)
3,000,000	5.400	02/01/31	3,265,590
Delaware Economic Development Authority RB for Indian River Power LLC Project Series 2010 (NR/Baa3)
2,050,000	5.375	10/01/45	2,123,370

			10,738,161

District of Columbia – 1.6%
Metropolitan Washington DC Airports Authority Dulles Toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2009 C (ASSURED GTY) (AA/A3)
25,000,000	6.500	10/01/41	31,799,500
Metropolitan Washington DC Airports Authority Dulles Toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2010 B (BBB+/Baa1)(a)
37,100,000	0.000	10/01/44	42,431,270

			74,230,770

Florida – 12.0%
Amelia National Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)
3,845,000	6.300	05/01/35	3,846,999

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Amelia National Community Development District Special Assessment for Capital Improvement Series 2006 A (NR/NR)
$1,390,000	5.375%	05/01/37	$1,116,504
Anthem Park Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (BBB-/NR)
1,725,000	3.500	05/01/31	1,551,568
2,170,000	3.750	05/01/36	1,907,170
Arborwood Community Development District RB Capital Improvement for Master Infrastructure Projects Series 2005 A-2 (NR/NR)
14,255,000	5.350	05/01/36	14,280,374
Arborwood Community Development District Special Assessment Capital Improvement for Centex Homes Project Series 2006 A-2 (NR/NR)
205,000	5.250	05/01/36	205,351
Arborwood Community Development District Special Assessment Capital Improvement for Centex Homes Project Series 2006 A-3 (NR/NR)
2,835,000	5.500	05/01/36	2,841,209
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B (NR/NR)
9,040,000	6.900	05/01/25	9,788,241
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B A-1 (NR/NR)
4,065,000	6.900	05/01/36	4,530,402
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B A-2 (NR/NR)
1,035,000	6.900	05/01/36	1,153,497
Avalon Groves Community Development District Special Assessment for Assessment Area One Project Series 2017 (NR/NR)(g)
750,000	5.750	05/01/48	742,462
Avalon Groves Community Development District Special Assessment for Assessment Area Two Project Series 2017 A-1 (NR/NR)(g)
1,850,000	6.000	05/01/48	1,794,222
Avalon Groves Community Development District Special Assessment for Assessment Area Two Project Series 2017 A-2 (NR/NR)(g)
1,700,000	6.000	05/01/29	1,665,660
Avelar Creek Community Development District Special Assessment Refunding Series 2016 (BBB+/NR)
1,070,000	3.625	05/01/31	1,019,346
Babcock Ranch Community Independent Special District Special Assessment RB Series 2015 (NR/NR)
2,380,000	5.250	11/01/46	2,358,723
Bannon Lakes Community Development District Special Assessment RB Series 2016 (NR/NR)
375,000	4.500	11/01/25	379,646
1,000,000	5.000	11/01/36	1,005,570
1,850,000	5.000	11/01/48	1,792,835

Municipal Bonds – (continued)
Florida – (continued)
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (BBB+/NR)
1,970,000	4.250	05/01/29	1,987,277
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Subordinate Lien Series 2015 A-2 (NR/NR)
1,000,000	5.000	05/01/35	969,870
Bay Laurel Center Community Development District Special Assessment RB Refunding Series 2016 Candler (BBB+/NR)
990,000	3.750	05/01/31	950,133
1,150,000	4.000	05/01/37	1,084,668
Bellagio Community Development District Special Assessment Bond Series 2016 (BBB-/NR)
490,000	3.750	11/01/31	452,505
1,500,000	4.125	11/01/46	1,304,640
Bellagio Community Development District Special Assessment Bonds Series 2013 (BBB-/NR)
760,000	6.000	11/01/27	846,921
3,000,000	6.500	11/01/43	3,557,400
Belmont Community Development District Capital Improvement Phase 1 Project Series 2013 A (NR/NR)
775,000	6.125	11/01/33	842,216
1,000,000	6.500	11/01/43	1,085,000
Bexley Community Development District Special Assessment Bonds Series 2016 (NR/NR)
390,000	3.500	05/01/21	386,490
500,000	4.100	05/01/26	485,585
1,755,000	4.700	05/01/36	1,674,094
3,200,000	4.875	05/01/47	2,987,392
Brevard County Health Facilities Authority RB for Health First, Inc. Project Series 2009 (A/A2)(d)
4,750,000	7.000	04/01/19	5,295,822
Bridgewater Community Development District Special Assessment Refunding Bonds for Assessment Area Two Series 2015 (NR/NR)
8,070,000	5.750	05/01/35	8,248,670
Centre Lake Community Development District Special Assessment Series 2016 (NR/NR)
375,000	4.125	12/15/27	361,909
500,000	4.500	12/15/32	484,100
975,000	4.700	12/15/37	932,646
1,200,000	4.750	12/15/46	1,113,552
Century Parc Community Development District Special Assessment Refunding Series 2012 (A-/NR)
200,000	3.500	11/01/20	200,450
210,000	3.750	11/01/21	210,454
215,000	3.875	11/01/22	213,276
25,000	4.000	11/01/23	24,899
1,705,000	4.500	11/01/31	1,708,785
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2015 (AMT) (NR/NR)(e)
500,000	5.500	10/01/36	475,900

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
City of Cape Coral Water & Sewer RB Refunding Series 2015 (A/A1)
$1,750,000	4.000%	10/01/34	$1,791,790
CityPlace Community Development District Special Assessment RB Refunding Series 2012 (A/NR)
2,250,000	5.000	05/01/26	2,490,952
Concord Station Community Development District Capital Improvement RB Refunding Senior Lien Series 2016 A-1 (BBB-/NR)
3,000,000	3.500	05/01/32	2,738,850
1,500,000	3.625	05/01/35	1,349,130
1,750,000	3.750	05/01/46	1,478,067
Concord Station Community Development District Capital Improvement RB Refunding Subordinate Lien Series 2016 A-2 (NR/NR)
640,000	4.125	05/01/26	594,669
945,000	4.625	05/01/35	875,523
300,000	4.750	05/01/46	272,364
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)(h)
3,305,000	5.850	05/01/35	33
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 B (NR/NR)(h)
3,980,000	5.000	05/01/11	40
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
3,680,000	5.850	05/01/35	3,687,470
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)
2,360,000	5.850	05/01/35	2,071,891
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 B (NR/NR)(b)
5,670,000	0.000	05/01/17	5,639,382
Coronado Community Development District Special Assessment Refunding & Improvement Bonds Series 2017 (BBB/NR)(g)
782,000	4.000	05/01/31	780,334
1,407,000	4.250	05/01/38	1,403,117
Cory Lakes Community Development District Special Assessment Series 2001 A (NR/NR)
40,000	8.375	05/01/17	40,106
Cory Lakes Community Development District Special Assessment Series 2001 B (NR/NR)
180,000	8.375	05/01/17	180,475
Country Walk Community Development District Special Assessment RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
960,000	3.750	05/01/29	934,483
Durbin Crossing Community Development District Special Assessment Refunding Senior Series 2017 A-1 (AGM) (AA/NR)
3,110,000	3.750	05/01/34	3,059,805
4,300,000	4.000	05/01/37	4,317,630
Escambia County Health Facilities Authority Health Care Facilities RB for Baptist Hospital, Inc. Project Series 2010 A (A-/A3)
27,000,000	6.000	08/15/36	29,889,270

Municipal Bonds – (continued)
Florida – (continued)
Estancia at Wiregrass Community Development District Capital Improvement RB Series 2013 (NR/NR)
1,185,000	6.375	11/01/26	1,302,967
3,245,000	7.000	11/01/45	3,709,262
Estancia at Wiregrass Community Development District Capital Improvements RB Series 2015 (NR/NR)
1,000,000	5.250	11/01/35	991,760
1,500,000	5.375	11/01/46	1,441,500
Fishhawk Community Development District II Special Assessment RB Refunding Series 2013 A (A-/NR)
1,480,000	4.375	05/01/34	1,492,136
Florida Higher Educational Facilities Financing Authority RB Refunding for Nova Southeastern University Project Series 2012 A (A-/NR)
600,000	5.000	04/01/32	665,190
5,820,000	5.250	04/01/42	6,462,412
Fontainbleau Lakes Community Development District Special Assessment RB Refunding Series 2016 (BBB+/NR)
700,000	4.000	05/01/31	699,972
1,000,000	4.125	05/01/38	955,830
Greater Orlando Aviation Authority Airport Facilities RB Refunding for Jetblue Airways Corp. Project Series 2013 (AMT) (NR/NR)
3,165,000	5.000	11/15/26	3,314,863
5,000,000	5.000	11/15/36	5,128,000
Hacienda Lakes Community Development District Special Assessment Refunding Series 2016 (NR/NR)
1,525,000	4.500	05/01/36	1,414,194
2,305,000	4.625	05/01/46	2,117,027
Heritage Harbour Market Place Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)(h)
7,555,000	5.600	05/01/36	3,777,500
Heritage Harbour North Community Development District Special Assessment Series 2014 (NR/NR)
1,100,000	5.000	05/01/34	1,103,344
2,170,000	5.125	05/01/45	2,172,995
Heritage Harbour South Community Development District RB Refunding for Senior Lien Capital Improvement Series 2013 A-1 (A/NR)
500,000	5.050	05/01/31	512,050
500,000	5.150	05/01/34	506,480
Heritage Isle At Viera Community Development District Special Assessment Series 2005 (NR/NR)
5,120,000	5.550	05/01/37	5,119,539
Heritage Lake Park Community Development District Special Assessment Series 2005 (NR/NR)
2,190,000	5.700	05/01/36	2,202,264
Heritage Landing Community Development District Special Assessment Refunding Bonds Series 2015 (BBB/NR)
2,205,000	4.200	05/01/31	2,179,554
Heritage Landing Community Development District Special Assessment Refunding Series 2015 (BBB/NR)
2,000,000	4.350	05/01/36	1,944,320

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Highlands Community Development District Special Assessment Refunding Series 2016 (BBB-/NR)
$1,000,000	4.250%	05/01/31	$993,690
2,150,000	4.250	05/01/36	2,078,942
Islands At Doral III Community Development District Special Assessment Refunding Series 2013 (A-/NR)
2,500,000	4.125	05/01/35	2,515,300
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2005 (NR/NR)
2,015,000	7.210	11/01/20	2,104,043
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2006 B (NR/NR)
4,770,000	6.770	11/01/20	4,914,006
Lakewood Ranch Stewardship District Special Assessment RB for Country Club East Project Series 2013 A (NR/NR)
2,380,000	6.700	05/01/33	2,607,790
4,830,000	7.000	05/01/43	5,359,851
Lakewood Ranch Stewardship District Special Assessment RB for Country Club East Project Series 2014 (NR/NR)
6,340,000	5.600	05/01/44	6,608,499
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre & NW Sector Project Series 2011 (NR/NR)
19,465,000	8.000	05/01/40	22,836,338
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood National & Polo Run Projects Series 2017 (NR/NR)
800,000	4.000	05/01/22	800,440
1,125,000	4.625	05/01/27	1,123,616
2,500,000	5.250	05/01/37	2,501,825
5,825,000	5.375	05/01/47	5,840,495
Lakewood Ranch Stewardship District Special Assessment RB for Villages of Lakewood Ranch South Project Series 2016 (NR/NR)
2,965,000	4.000	05/01/21	2,981,722
1,335,000	4.250	05/01/26	1,327,030
3,935,000	5.000	05/01/36	3,948,143
15,445,000	5.125	05/01/46	14,934,852
Lee County IDA Health Care Facilities RB Refunding for Shell Point Project Series 2011 B (BBB/NR)
2,600,000	6.500	11/15/31	2,922,296
Longleaf Community Development District Special Assessment Refunding Series 2005 (NR/NR)
4,450,000	5.400	05/01/30	3,917,602
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)(h)
2,635,000	5.375	05/01/30	1,712,750
Marshall Creek Community Development District Special Assessment Refunding Series 2015 A (NR/NR)
1,940,000	5.000	05/01/32	1,884,826
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2005 (NR/NR)(h)
880,000	5.250	05/01/15	9
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2007 B (NR/NR)(h)
1,380,000	6.150	11/01/14	14

Municipal Bonds – (continued)
Florida – (continued)
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 A-1 (NR/NR)
420,000	6.000	05/01/36	399,844
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 A-2 (NR/NR)
815,000	6.250	05/01/38	774,739
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 B (NR/NR)
675,000	6.810	05/01/20	676,060
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2014 A (NR/NR)
645,000	7.250	05/01/35	646,890
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2014 B (NR/NR)
540,000	7.250	05/01/22	542,106
Meadow Pointe IV Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)(h)
1,075,000	5.250	05/01/15	11
Miami Beach Health Facilities Authority Hospital RB Refunding for Mount Sinai Medical Center of Florida Series 2014 (BBB+/Baa1)
1,500,000	5.000	11/15/39	1,570,455
Miami Special Obligation RB Refunding for Port of Miami Tunnel Project Series 2012 (A+/A1)(e)
11,760,000	5.000	03/01/30	13,316,318
Miami World Center Community Development District Special Assessment Bonds Series 2017 (NR/NR)
600,000	4.000	11/01/23	603,294
600,000	4.750	11/01/27	609,750
4,000,000	5.125	11/01/39	4,001,440
4,135,000	5.250	11/01/49	4,115,979
Midtown Miami Community Development District Special Assessment RB Refunding for Parking Garage Project Series 2014 A (NR/NR)
3,460,000	5.000	05/01/29	3,545,358
3,270,000	5.000	05/01/37	3,326,375
Miromar Lakes Community Development District RB Refunding for Capital Improvement Series 2015 (NR/NR)
3,265,000	5.000	05/01/28	3,355,375
2,000,000	5.000	05/01/35	1,948,840
Monterra Community Development District Special Assessment Refunding Bonds Series 2015 (AGM) (AA/NR)
1,820,000	3.500	05/01/36	1,727,362
Naples Reserve Community Development District Special Assessment Bonds Series 2014 (NR/NR)
750,000	5.250	11/01/35	756,495
1,250,000	5.625	11/01/45	1,262,487
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 A-1 (NR/NR)
1,955,000	5.750	05/01/38	1,955,841
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 B-1 (NR/NR)
770,000	5.000	05/01/19	769,823
New River Community Development District Special Assessment Series 2006 B (NR/NR)(h)
3,260,000	5.000	05/01/13	33

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (A-/NR)
$1,680,000	5.000%	04/01/24	$1,844,405
1,765,000	5.000	04/01/25	1,929,992
1,005,000	5.000	04/01/26	1,092,636
Overoaks Community Development District RB for Capital Improvement Series 2010 A-1 (NR/NR)
970,000	6.125	05/01/35	971,048
Overoaks Community Development District RB for Capital Improvement Series 2010 A-2 (NR/NR)
1,345,000	6.125	05/01/35	1,346,453
Overoaks Community Development District RB for Capital Improvement Series 2010 B (NR/NR)
955,000	5.125	05/01/17	954,819
Overoaks Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)(h)
1,200,000	5.125	05/01/09	564,000
210,000	6.125	05/01/35	98,700
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2016 (BBB/NR)
3,155,000	3.750	05/01/31	3,117,518
1,875,000	4.000	05/01/36	1,847,869
Panther Trace II Community Development District Special Assessment RB Refunding Series 2014 (AGM) (AA/NR)
530,000	4.125	05/01/35	531,611
Paseo Community Development District Capital Improvement Revenue Bonds Capital Appreciation Series 2011 A-2 (NR/NR)(b)
16,390,000	0.000	05/01/36	6,615,168
Paseo Community Development District Capital Improvement Revenue Bonds Special Assessment Series 2011 A-1 (NR/NR)
1,985,000	5.400	05/01/36	1,988,573
Paseo Community Development District RB for Capital Improvement Series 2005 A (NR/NR)(h)
6,355,000	5.400	05/01/36	64
Paseo Community Development District RB for Capital Improvement Series 2005 B (NR/NR)(h)
3,670,000	4.875	05/01/10	37
Paseo Community Development District RB for Capital Improvement Series 2006 (NR/NR)(h)
2,600,000	5.000	02/01/11	26
Portofino Isles Community Development District Special Assessment RB Refunding Series 2013 (BBB-/NR)
2,805,000	4.750	05/01/33	2,821,073
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 1 (NR/NR)
3,235,000	6.600	05/01/33	3,286,728
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 2 (NR/NR)
875,000	6.600	05/01/36	882,577
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 3 (NR/NR)
2,650,000	6.600	05/01/33	2,677,348

Municipal Bonds – (continued)
Florida – (continued)
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 A (NR/NR)
3,070,000	5.000	05/01/25	3,237,991
6,840,000	5.000	05/01/33	7,064,420
Reunion East Community Development District Special Assessment Series 2002 A-2 (NR/NR)(h)
2,170,000	7.200	05/01/22	22
River Bend Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (BBB+/NR)
2,395,000	4.000	05/01/31	2,418,567
River Hall Community Development District Special Assessment for Capital Improvement Series 2011 A (NR/NR)
4,920,000	5.450	05/01/36	4,679,117
Sandy Creek Community Development District Special Assessment Refunding Series 2007 B (NR/NR)
1,405,000	5.500	05/01/20	1,389,348
Sarasota County Public Hospital District RB for Sarasota Memorial Hospital Project Series 2009 A (AA-/A1)
1,500,000	5.625	07/01/39	1,611,585
South Kendall Community Development District Special Assessment Refunding Series 2016 (BBB-/NR)
1,345,000	4.250	11/01/37	1,330,151
330,000	4.125	11/01/40	315,358
South Kendall Community Development District Special Assessment Series 2010 A (NR/NR)(d)
1,890,000	6.200	11/01/17	1,947,021
South Village Community Development District Capital Improvement and Special Assessment Refunding Senior Lien Series 2016 A-1 (BBB/NR)
805,000	3.500	05/01/32	744,223
505,000	3.625	05/01/35	453,626
1,025,000	3.750	05/01/38	886,963
South Village Community Development District Capital Improvement and Special Assessment Refunding Subordinate Lien Series 2016 A-2 (NR/NR)
645,000	4.350	05/01/26	608,396
500,000	4.875	05/01/35	453,030
100,000	5.000	05/01/38	95,726
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2013 (NR/NR)
2,015,000	5.250	05/01/34	2,127,417
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
4,115,000	5.800	05/01/35	3,920,196
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)
3,070,000	5.800	05/01/35	2,692,451
Spring Ridge Community Development District Special Assessment RB Series A-1 (NR/NR)
1,335,000	4.800	05/01/35	1,295,791
St. Petersburg Health Facilities Authority RB Refunding for All Children’s Hospital Series 2009 A (NR/Aa3)(d)
5,835,000	6.500	11/15/19	6,604,928

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Sterling Hill Community Development District RB for Capital Improvement Series 2003 B (NR/NR)(h)
$440,000	5.500%	11/01/10	$286,000
Stonegate Community Development District Special Assessment Refunding Bonds Series 2013 (NR/NR)
2,160,000	5.000	05/01/34	2,232,986
Stoneybrook South Community Development District Special Assessment Bonds Refunding for Assessment Area Two-A Project Series 2014 (NR/NR)
1,500,000	5.125	11/01/34	1,465,140
3,500,000	5.500	11/01/44	3,422,125
Stoneybrook South Community Development District Special Assessment RB Refunding for Assessment Area One Project Series 2013 (NR/NR)
2,440,000	6.500	05/01/39	2,777,159
Talis Park Community Development District Capital Improvement RB Refunding Subordinate Series 2016 A-2 (NR/NR)
820,000	3.250	05/01/21	803,419
975,000	3.750	05/01/26	923,091
1,600,000	4.000	05/01/33	1,467,808
905,000	4.125	05/01/36	816,609
Talis Park Community Development District Capital Improvement RB Series 2013 (NR/NR)
1,370,000	5.250	11/01/34	1,377,494
2,365,000	6.000	11/01/44	2,509,572
Tapestry Community Development District Special Assessment RB Series 2016 (NR/NR)
390,000	4.250	05/01/26	391,673
1,110,000	4.800	05/01/36	1,067,043
1,715,000	5.000	05/01/46	1,641,512
Tison’s Landing Community Development District Special Assessment RB Refunding & Improvement Bonds Senior Series 2016 A-1 (BBB/NR)
700,000	3.375	05/01/32	618,695
1,355,000	3.600	05/01/37	1,164,243
Toscana Isles Community Development District Special Assessment RB Series 2014 (NR/NR)
450,000	5.750	11/01/27	462,335
2,000,000	6.250	11/01/44	2,128,000
Triple Creek Community Development District Special Assessment Series 2017 A (NR/NR)
1,965,000	5.250	11/01/27	1,968,655
2,745,000	6.125	11/01/46	2,666,438
TSR Community Development District Special Assessment RB for 2016 Project Series 2016 (NR/NR)
745,000	3.500	11/01/21	728,647
1,340,000	4.000	11/01/27	1,260,377
3,160,000	4.625	11/01/37	2,850,636
2,790,000	4.750	11/01/47	2,489,406
TSR Community Development District Special Assessment RB for Village 4 Project Series 2015 A (NR/NR)
400,000	4.250	11/01/21	402,992
2,440,000	5.625	11/01/45	2,354,258

Municipal Bonds – (continued)
Florida – (continued)
Turnbull Creek Community Development District Senior Special Assessment Refunding Series 2015 A-1 (BBB/NR)
2,270,000	4.375	05/01/35	2,237,857
Two Creeks Community Development District RB Refunding for Capital Improvement Senior Lien Series 2016 A-1 (BBB-/NR)
1,800,000	3.500	05/01/32	1,597,230
2,695,000	3.625	05/01/37	2,286,708
Two Creeks Community Development District RB Refunding for Capital Improvement Subordinate Lien Series 2016 A-2 (NR/NR)
625,000	4.750	05/01/37	579,175
Venetian Community Development District Capital Improvement RB Refunding Series 2012 A-1 (NR/NR)
500,000	5.500	05/01/34	515,345
750,000	6.125	05/01/42	781,905
Venetian Parc Community Development District Special Assessment Area One Project Series 2013 (NR/NR)
580,000	6.000	11/01/27	657,360
2,050,000	6.500	11/01/43	2,566,477
Venetian Parc Community Development District Special Assessment Area Two Project Series 2013 (NR/NR)
830,000	6.375	11/01/27	899,131
2,300,000	7.125	11/01/44	2,542,305
Verandah East Community Development District Special Assessment Refunding & Improvement RB Series 2016 (NR/NR)
1,750,000	3.375	05/01/21	1,746,342
2,460,000	3.750	05/01/26	2,344,946
4,360,000	4.000	05/01/31	4,014,383
1,750,000	4.125	05/01/34	1,579,235
1,000,000	4.250	05/01/37	874,550
Verano #1 Community Development District Special Assessment Bonds for District #1 Project Series 2015 (NR/NR)
750,000	5.125	11/01/35	712,478
1,000,000	5.250	11/01/46	940,060
Village Community Development District No. 10 Special Assessment RB Series 2012 (NR/NR)
2,600,000	5.000	05/01/32	2,771,028
6,275,000	5.125	05/01/43	6,699,880
Village Community Development District No. 10 Special Assessment RB Series 2014 (NR/NR)
4,900,000	6.000	05/01/44	5,507,747
Village Community Development District No. 5 Special Assessment RB Refunding Phase I Series 2013 (A/NR)
1,650,000	4.000	05/01/33	1,636,437
Village Community Development District No. 5 Special Assessment RB Refunding Phase II Series 2013 (A/NR)
1,290,000	4.000	05/01/34	1,271,127
Village Community Development District No. 8 Special Assessment RB Series 2008 (NR/NR)
7,490,000	6.375	05/01/38	7,765,857
Village Community Development District No. 8 Special Assessment Refunding Phase II Series 2010 (NR/NR)
7,850,000	6.125	05/01/39	8,666,714

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Village Community Development District No. 9 Special Assessment RB Series 2011 (NR/NR)
$4,780,000	7.000%	05/01/41	$5,485,910
Village Community Development District No. 9 Special Assessment Refunding Series 2012 (NR/NR)
1,955,000	5.500	05/01/42	2,125,750
Villasol Community Development District RB Series 2003 A (NR/NR)
2,195,000	6.600	05/01/34	2,195,922
Vizcaya In Kendall Community Development District Special Assessment Bonds Series 2016 (BBB-/NR)
1,000,000	3.750	11/01/31	933,660
1,000,000	4.000	11/01/36	914,630
1,300,000	4.125	11/01/46	1,162,109
Waterford Landing Community Development District Capital Improvement RB Series 2014 (NR/NR)
3,150,000	5.500	05/01/34	3,231,396
3,825,000	5.750	05/01/44	3,968,591
Waters Edge Community Development District Capital Improvement RB Refunding Series 2012 A-1 (NR/NR)
14,000	5.350	05/01/39	13,254
Waters Edge Community Development District Capital Improvement RB Refunding Series 2012 A-2 (NR/NR)
575,000	6.600	05/01/39	571,004
Waters Edge Community Development District Pasco County Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
3,240,000	4.200	05/01/36	3,148,697
Waterset North Community Development District Special Assessment RB Series 2014 (NR/NR)
1,240,000	5.125	11/01/35	1,248,854
2,000,000	5.500	11/01/45	2,003,580
Winding Cypress Community Development District Special Assessment Phase 1 And Phase 2 Assessment Area Series 2015 (NR/NR)
265,000	4.000	11/01/20	265,310
400,000	4.375	11/01/25	398,152
1,770,000	5.000	11/01/45	1,697,235
Wiregrass Community Development District Capital Improvement RB Series 2014 (NR/NR)
485,000	5.375	05/01/35	491,155
3,060,000	5.625	05/01/45	3,082,552
Wiregrass Community Development District Capital Improvement RB Series 2016 (NR/NR)
780,000	4.875	05/01/36	750,446
1,445,000	5.000	05/01/47	1,384,295

			555,481,991

Georgia – 1.7%
Altlanta Development Authority RB for New Downtown Atlanta Stadium Project Senior Lien Series 2015 A-1 (A+/Aa3)
1,500,000	5.250	07/01/40	1,710,585
5,500,000	5.250	07/01/44	6,233,920
Altlanta Development Authority RB for New Downtown Atlanta Stadium Project Senior Lien Series 2015 B (A/A1)
1,000,000	4.000	07/01/40	1,021,810

Municipal Bonds – (continued)
Georgia – (continued)
Atlanta Tax Allocation for Beltline Project RMKT 12/15/09 Series 2009 A (NR/A2)(d)
6,840,000	7.500	01/01/19	7,506,626
Clayton County Development Authority Special Facilities RB for Delta Airlines, Inc. Series 2009 A (BB+/Baa3)
11,700,000	8.750	06/01/29	13,766,454
Fulton County Development Authority RB for Tuff Caub LLC Project Series 2007 A (NR/NR)
1,900,000	5.250	11/01/28	1,811,175
Marietta Development Authority University Facilities RB Refunding for Life University, Inc. Project Series 2008 (NR/Ba3)
2,500,000	7.000	06/15/39	2,556,150
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Property V, LLC Project Series 2007 (AMBAC) (A+/WR)(c)
49,820,000	1.319	10/01/33	43,075,867

			77,682,587

Guam – 1.3%
Guam Government Department of Education COPS for John F. Kennedy High School Project Series 2010 A (B+/NR)
2,500,000	6.625	12/01/30	2,640,550
3,355,000	6.875	12/01/40	3,539,257
Guam Government Limited Obligation RB Section 30 Series 2016 A (BBB+/NR)
500,000	5.000	12/01/31	548,965
3,410,000	5.000	12/01/46	3,621,590
Guam International Airport Authority RB Refunding for Series 2013 C (AMT) (AGM) (AA/A2)
7,300,000	6.125	10/01/43	8,200,528
Guam International Airport Authority RB Refunding for Series 2013 C (AMT) (BBB/Baa2)
2,000,000	6.375	10/01/43	2,237,420
Guam Power Authority RB Series 2010 A (BBB/Baa2)
10,000,000	5.500	10/01/40	10,533,800
Guam Waterworks Authority RB for Water & Wastewater System Series 2010 (A-/Baa2)
10,365,000	5.625	07/01/40	11,020,172
Guam Waterworks Authority RB for Water & Wastewater System Series 2013 (A-/Baa2)
13,705,000	5.500	07/01/43	14,881,711
Guam Waterworks Authority RB for Water & Wastewater System Series 2016 (A-/Baa2)
4,880,000	5.000	01/01/46	5,048,555

			62,272,548

Idaho – 0.0%
Idaho Health Facilities Authority RB Refunding for Madison Memorial Hospital Project Series 2016 (BB+/NR)
1,000,000	5.000	09/01/37	1,044,200

Illinois – 12.7%
Chicago Illinois Board Education Dedicated Capital Improvement Series 2016 (A/NR)
16,000,000	6.000	04/01/46	16,386,080

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL-RE) (AA-/A3)(b)
$2,500,000	0.000%	12/01/27	$1,562,475
350,000	0.000	12/01/28	207,407
8,925,000	0.000	12/01/29	4,812,717
405,000	0.000	12/01/30	206,335
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1999 A (NATL-RE) (AA-/A3)(b)
125,000	0.000	12/01/29	67,405
150,000	0.000	12/01/30	76,420
Chicago Illinois Board of Education GO Bonds Capital Appreciation Refunding for School Reform Series 1999 A (NATL-RE) (AA-/A3)(b)
15,035,000	0.000	12/01/31	7,218,153
Chicago Illinois Board of Education GO Bonds Refunding for School Reform Series 1999 A (NATL-RE) (AA-/A3)
9,535,000	5.500	12/01/26	10,364,068
Chicago Illinois Board of Education GO Bonds Refunding Series 2005 A (AMBAC) (B/B3)
8,965,000	5.500	12/01/29	9,053,933
Chicago Illinois Board of Education GO Bonds Series 2011 A (B/B3)
2,770,000	5.000	12/01/41	2,202,538
Chicago Illinois Board of Education GO Bonds Series 2012 A (B/B3)
10,550,000	5.000	12/01/42	8,354,967
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Alternate Revenues Series 2015 C (B/NR)
19,705,000	5.250	12/01/35	16,302,340
15,235,000	5.250	12/01/39	12,211,462
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Alternate Revenues Series 2015 E (B/NR)
5,315,000	5.125	12/01/32	4,380,091
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Revenues Series 2011 A (B/B3)
315,000	5.500	12/01/39	260,433
Chicago Illinois Board of Education Unlimited Tax GO Bonds Refunding for Dedicated Revenues Series 2005 A (AMBAC) (B/B3)
2,300,000	5.500	12/01/30	2,312,995
Chicago Illinois Board of Education Unlimited Tax GO Bonds Refunding for Dedicated Revenues Series 2008 C (B/B3)
6,325,000	5.000	12/01/28	5,226,031
Chicago Illinois Board of Education Unlimited Tax GO Bonds Refunding for Dedicated Revenues Series 2009 E (B/B3)
9,750,000	6.038	12/01/29	7,436,422
10,265,000	6.138	12/01/39	7,596,203
Chicago Illinois Board of Education Unlimited Tax GO Bonds Refunding for Dedicated Revenues Series 2016 A (B/NR)
53,545,000	7.000	12/01/44	51,091,568
Chicago Illinois Board of Education Unlimited Tax GO Bonds Refunding for Dedicated Revenues Series 2016 B (B/NR)
61,135,000	6.500	12/01/46	56,897,733

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Capital Appreciation Refunding & Project Series 2009 C (BBB+/Ba1)(b)
11,415,000	0.000	01/01/32	4,674,557
Chicago Illinois GO Bonds Project and Refunding RMKT 06/08/15 Series 2005 D (BBB+/Ba1)
1,700,000	5.500	01/01/37	1,667,751
Chicago Illinois GO Bonds Project Refunding Series 2014 A (BBB+/Ba1)
8,375,000	5.250	01/01/33	8,181,454
6,295,000	5.000	01/01/34	5,979,368
10,500,000	5.000	01/01/36	9,831,570
Chicago Illinois GO Bonds Project Refunding Series 2017 A (BBB+/NR)
6,100,000	6.000	01/01/38	6,326,981
Chicago Illinois GO Bonds Project Series 2011 A (BBB+/Ba1)
1,500,000	5.250	01/01/35	1,459,380
3,000,000	5.000	01/01/40	2,788,080
Chicago Illinois GO Bonds Project Series 2012 A (BBB+/Ba1)
18,000,000	5.000	01/01/33	17,149,860
3,850,000	5.000	01/01/34	3,656,961
Chicago Illinois GO Bonds Refunding RMKT 06/08/15 Series 2007 E (BBB+/Ba1)
3,775,000	5.500	01/01/42	3,675,151
Chicago Illinois GO Bonds Refunding RMKT 06/08/15 Series 2007 F (BBB+/Ba1)
2,500,000	5.500	01/01/42	2,433,875
Chicago Illinois GO Bonds Refunding Series 2009 C (BBB+/Ba1)
3,825,000	5.000	01/01/40	3,554,802
Chicago Illinois GO Bonds Refunding Series 2014 A (BBB+/Ba1)
4,230,000	5.000	01/01/35	3,987,409
Chicago Illinois GO Bonds Refunding Series 2015 C (BBB+/NR)
13,300,000	5.000	01/01/38	12,404,378
Chicago Illinois GO Bonds Series 2015 A (BBB+/NR)
4,180,000	5.500	01/01/39	4,081,227
Chicago Illinois Second Lien RB Refunding for Wastewater Transmission RMKT 10/19/15 Series 2008 C (A/NR)
1,500,000	5.000	01/01/39	1,584,585
Chicago Illinois Water RB Refunding Second Lien Project RMKT 05/23/16 Series 2000 (A/Baa2)
1,500,000	5.000	11/01/28	1,668,735
1,050,000	5.000	11/01/29	1,159,158
1,000,000	5.000	11/01/30	1,098,880
Cortland Illinois Special Service Area No. 9 Special Tax Bonds for Richland Trails Project Series 2007-1 (NR/NR)
2,074,000	5.800	03/01/37	1,970,653
Du Page County Special Service Area No. 31 Special Tax for Monarch Landing Project Series 2006 (NR/NR)
1,401,000	5.625	03/01/36	1,402,653
Illinois Finance Authority RB for Christian Homes, Inc. Series 2007 A (BBB-/NR)
2,780,000	5.750	05/15/31	2,789,841
Illinois Finance Authority RB for Christian Homes, Inc. Series 2010 (BBB-/NR)
805,000	6.125	05/15/27	857,446

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Illinois Finance Authority RB for Christian Homes, Inc. Series 2010 (NR/NR)(d)
$445,000	6.125%	05/15/20	$509,810
Illinois Finance Authority RB for Midwest Regional Medical Center Series 2006 A (NR/NR)(e)
33,325,000	6.750	10/01/46	33,349,327
Illinois Finance Authority RB Refunding for Franciscan Communities, Inc. Series 2013 A (BBB-/NR)
4,500,000	5.250	05/15/47	4,593,960
Illinois Finance Authority RB Refunding for Illinois Wesleyan University Series 2016 (A-/Baa1)
3,470,000	5.000	09/01/46	3,700,408
Illinois Finance Authority RB Refunding for OSF Healthcare System Series 2010 A (A/A2)
6,085,000	6.000	05/15/39	6,442,981
Illinois Finance Authority Recovery Zone Facility RB for Navistar International Corp. Project Series 2010 (CCC+/Caa1)
15,650,000	6.500	10/15/40	16,246,734
Illinois State GO Bonds Refunding Series 2012 (BBB/Baa2)
5,100,000	5.000	08/01/21	5,399,931
Illinois State GO Bonds Refunding Series 2016 (AGM) (AA/A2)
20,175,000	4.000	02/01/30	20,255,498
Illinois State GO Bonds Series 2012 (BBB/Baa2)
500,000	5.000	03/01/31	503,870
750,000	5.000	03/01/37	750,285
Illinois State GO Bonds Series 2013 (BBB/Baa2)
5,050,000	5.500	07/01/38	5,180,745
Illinois State GO Bonds Series 2014 (AGM) (AA/A2)
20,000,000	5.000	02/01/39	20,604,200
Illinois State GO Bonds Series 2014 (BBB/Baa2)
9,500,000	5.000	04/01/31	9,600,415
15,000,000	5.000	05/01/31	15,159,600
5,000,000	5.000	05/01/39	4,979,950
Illinois State GO Bonds Series 2016 (BBB/Baa2)
4,415,000	5.000	11/01/21	4,679,061
Illinois State Toll Highway Authority Toll Highway Senior RB 2015 Series A (AA-/Aa3)
7,920,000	5.000	01/01/40	8,745,581
Lincolnshire Special Service Area No. 1 Special Tax for Sedgebrook Project Series 2004 A (NR/NR)
2,105,000	6.250	03/01/34	2,108,621
Metropolitan Pier & Exposition Authority RB for McCormick Place Expansion Project Residual Series 2002 A (NATL-RE) (AA-/A3)(b)
9,900,000	0.000	06/15/30	5,574,888
Metropolitan Pier & Exposition Authority RB for McCormick Place Expansion Project Residual Series 2010 A-3219 (BBB-/NR)(e)(i)
20,000,000	7.688	06/15/50	20,140,600
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2010 B1 (AGM) (AA/A2)(b)
3,200,000	0.000	06/15/44	867,008
Plano Special Service Area No. 5 Special Tax for Lakewood Springs Club Unit 6 Series 2006 (NR/NR)(h)
4,555,000	6.000	03/01/36	2,915,200

Municipal Bonds – (continued)
Illinois – (continued)
Quad Cities Regional Economic Development Authority RB for Augustana College Series 2012 (NR/Baa1)
840,000	4.750	10/01/29	888,577
1,010,000	4.750	10/01/32	1,047,502
Regional Transportation Authority Illinois GO Bonds Series 2016 A (AA/Aa3)
7,730,000	4.000	06/01/46	7,776,844
Southwestern Illinois Development Authority Health Facility RB for Memorial Group, Inc. Series 2013 (AA/NR)
19,200,000	7.125	11/01/43	24,364,032
5,000,000	7.625	11/01/48	6,540,500
Southwestern Illinois Development Authority RB Capital Appreciation for United States Steel Corporation Project Series 2012 (AMT) (B/Caa1)
12,505,000	5.750	08/01/42	11,434,072
Springfield Illinois Senior Lien Electric RB Refunding Series 2015 (AGM) (AA/A2)
13,625,000	4.000	03/01/40	13,543,659

			586,516,390

Indiana – 0.7%
Anderson Indiana Economic Development RB Refunding & Improvement for Anderson University Project Series 2007 (BB/NR)
1,355,000	5.000	10/01/24	1,355,176
1,500,000	5.000	10/01/32	1,397,295
Gary/Chicago International Airport Authority Airport Development Zone RB Series 2014 (AMT) (BBB+/NR)
1,300,000	5.000	02/01/29	1,351,675
1,250,000	5.250	02/01/34	1,293,700
1,500,000	5.000	02/01/39	1,511,100
Indiana Finance Authority Environmental Improvement RB for United States Steel Corp. Project Series 2012 (AMT) (B/Caa1)
795,000	5.750	08/01/42	726,916
Indiana Finance Authority Hospital RB for Indiana University Health Obligated Group Series 2011 N (AA-/Aa3)
2,000,000	5.125	03/01/38	2,163,920
Indiana Finance Authority Midwestern Disaster Relief RB for Ohio Valley Electric Co. Project Series 2012 A (BBB-/Ba1)
6,825,000	5.000	06/01/39	6,752,450
Indiana Finance Authority RB for Private Activity for Ohio River Bridges East End Crossing Project Series 2013 A (AMT) (BBB/NR)
6,250,000	5.000	07/01/48	6,595,250
Indiana Municipal Power Agency Power Supply System RB Refunding Series 2016 A (A+/A1)
7,750,000	5.000	01/01/42	8,583,048
Indianapolis Airport Authority Special Facilities RB for United Air Lines, Inc. Project Series 1995 A (AMT) (NR/WR)(h)
7,520,823	6.500	11/15/31	22,563

			31,753,093

Iowa – 0.0%
Pottawattamie County RB Refunding for Christian Homes, Inc. Series 2007 E (BBB-/NR)
1,355,000	5.750	05/15/31	1,359,783

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Kentucky – 1.4%
Kentucky Economic Development Finance Authority Hospital RB for Owensboro Medical Health System, Inc. Series 2010 A (BBB+/Baa3)
$8,000,000	6.375%	06/01/40	$8,626,400
8,250,000	6.500	03/01/45	8,921,302
Louisville & Jefferson County Metro Government Health System RB for Norton Healthcare, Inc. Series 2013 A (A-/NR)
5,000,000	5.750	10/01/42	5,751,200
Louisville & Jefferson County Metro Government Health System RB for Norton Healthcare, Inc. Series 2016 A (A-/NR)
17,575,000	4.000	10/01/34	17,741,084
25,205,000	4.000	10/01/36	25,224,660

			66,264,646

Louisiana – 2.6%
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Westlake Chemical Corp. Projects Series 2010 A-2 (BBB/Baa3)
5,000,000	6.500	11/01/35	5,690,300
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Women’s Hospital Foundation Project Series 2010 A (A/A3)
19,265,000	6.000	10/01/44	21,185,913
Louisiana Local Government Environmental Facilities and Community Development Authority RB Refunding for Ragin’ Cajun Facilities, Inc. – Student Housing & Parking Project Series 2017 (AGM) (AA/NR)(g)
2,600,000	5.000	10/01/39	2,864,602
4,850,000	4.000	10/01/41	4,790,248
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 A (A/A2)
14,475,000	3.375	09/01/28	14,454,301
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 B (A/A2)
13,950,000	3.500	06/01/30	13,847,746
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2015 B (AMT) (A-/A3)
12,000,000	5.000	01/01/40	12,915,360
32,395,000	5.000	01/01/45	34,753,680
New Orleans Aviation Board Gulf Opportunity Zone RB for Consolidated Rental Car Project Series 2009 A (A-/Baa1)
7,470,000	6.500	01/01/40	7,961,825

			118,463,975

Maryland – 0.9%
Frederick County Maryland Educational Facilities RB for Mount St. Mary’s University Series 2007 (BB+/Ba2)
2,590,000	5.000	09/01/30	2,593,807
Frederick County Maryland Special Tax Limited Obligations Bonds for Jefferson Technology Park Series 2013 A (NR/NR)
3,000,000	7.250	07/01/43	3,140,040
Frederick County Maryland Tax Incremental & Special Tax Limited Obligations Bonds for Jefferson Technology Park Series 2013 B (NR/NR)
8,860,000	7.125	07/01/43	9,581,559

Municipal Bonds – (continued)
Maryland – (continued)
Maryland Stadium Authority RB for Baltimore City Public Schools Construction & Revitalization Program Series 2016 (AA-/Aa3)
10,000,000	5.000	05/01/46	11,248,100
Maryland State Health & Higher Educational Facilities Authority RB for Doctors Community Hospital Series 2010 (NR/Baa3)(d)
9,500,000	5.750	07/01/20	10,820,120
Maryland State Health & Higher Educational Facilities Authority RB for Mercy Medical Center Series 2012 (BBB/Baa2)
2,100,000	5.000	07/01/31	2,243,262

			39,626,888

Massachusetts – 0.5%
Massachusetts Development Finance Agency RB for Simmons College Issue Series 2015 K-1 (BBB+/Baa1)
1,950,000	5.000	10/01/36	2,056,139
Massachusetts Development Finance Agency RB Series 2013 A (NR/NR)(e)
2,250,000	6.500	11/15/43	2,347,830
Massachusetts State GO Bonds Consolidated Loan Series 2007 A (NATL-RE FGIC) (AA+/Aa1)(c)
5,000,000	1.260	05/01/37	4,548,200
Massachusetts State GO Bonds Consolidated Loan Series 2012 A (BHAC-CR) (AA+/Aa1)(c)
2,970,000	1.260	05/01/37	2,701,660
Massachusetts State Health & Educational Facilities Authority RB for Suffolk University Series 2009 A (BBB/Baa2)
12,500,000	5.750	07/01/39	13,240,750

			24,894,579

Michigan – 1.1%
Detroit Michigan School District GO Bonds for School Building and Site Improvement Series 2002 A (FGIC-Q-SBLF) (AA-/Aa1)
3,500,000	6.000	05/01/20	3,922,870
3,000,000	6.000	05/01/21	3,445,440
Detroit Michigan Sewage Disposal System RB Refunding Series 2006 D (AGM) (AA/A2)(c)
4,675,000	1.269	07/01/32	4,043,407
Detroit Michigan Water & Sewerage Department Sewage Disposal System RB Refunding Senior Lien Series 2012 A (A-/A3)
2,000,000	5.250	07/01/39	2,201,280
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Financial Recovery Income Tax Local Project Series 2014 F (A/NR)
2,000,000	4.500	10/01/29	2,068,080
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Department Sewage Disposal System Second Lien Local Project Series 2015 C (BBB+/Baa1)
355,000	5.000	07/01/33	385,136
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Series 2014 D-1 (AGM) (AA/A2)
2,600,000	5.000	07/01/35	2,885,948

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Michigan – (continued)
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-3 (AGM) (AA/A2)
$2,175,000	5.000%	07/01/32	$2,433,542
1,750,000	5.000	07/01/33	1,949,623
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Series 2015 D-1 (A-/A3)
1,250,000	5.000	07/01/34	1,384,075
750,000	5.000	07/01/35	827,055
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Series 2015 D-2 (BBB+/Baa1)
2,100,000	5.000	07/01/34	2,268,987
Michigan Tobacco Settlement Finance Authority Asset Backed RB Senior Series 2007 A (B-/NR)
3,330,000	6.000	06/01/48	3,150,779
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 B (CCC+/NR)(b)
236,225,000	0.000	06/01/52	15,501,085
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 C (CCC/NR)(b)
70,100,000	0.000	06/01/52	3,418,076

			49,885,383

Minnesota – 0.2%
Duluth Economic Development Authority Health Care Facilities RB for St. Luke’s Hospital Series 2012 (NR/NR)
2,500,000	5.750	06/15/32	2,722,775
3,750,000	6.000	06/15/39	4,155,825

			6,878,600

Missouri – 0.1%
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 A (NR/NR)(h)
1,535,000	6.000	07/01/37	82,890
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 B (AMT) (NR/NR)(h)
7,750,000	6.000	07/01/25	418,500
Kansas City Missouri Industrial Development Authority Senior Sales Tax RB Refunding and Improvement Bonds for Ward Parkway Center Community Improvement District Series 2016 A (NR/NR)(e)
1,000,000	5.000	04/01/36	927,080
1,150,000	5.000	04/01/46	1,009,965
Missouri State Health & Educational Facilities Authority RB for Washington University Series 2000 B (AAA/Aaa)(f)
200,000	0.930	04/03/17	200,000
Stone Canyon Community Improvement District RB for Public Infrastructure Improvement Project Series 2007 (NR/NR)(h)
1,250,000	5.750	04/01/27	312,500

Municipal Bonds – (continued)
Missouri – (continued)
Strother Interchange Transportation Development District-Lees Summit RB Series 2006 (NR/NR)
385,000	5.000	05/01/24	382,948

			3,333,883

Nevada – 0.3%
City of Las Vegas Special Improvement District No. 607 for Local Improvement Refunding Series 2013 (NR/NR)
665,000	3.000	06/01/17	665,539
660,000	4.000	06/01/18	668,771
725,000	4.000	06/01/19	740,196
615,000	4.000	06/01/20	633,364
785,000	4.000	06/01/21	815,772
425,000	5.000	06/01/22	458,558
380,000	5.000	06/01/23	410,210
200,000	4.250	06/01/24	204,450
255,000	5.000	06/01/24	273,342
Henderson Local Improvement District No. T-16 Special Assessment Limited Obligation Series 2005 (NR/NR)
2,015,000	5.000	03/01/20	1,975,244
2,020,000	5.100	03/01/21	1,970,066
1,055,000	5.100	03/01/22	1,019,225
2,830,000	5.125	03/01/25	2,678,708
Henderson Local Improvement District No. T-17 Special Assessment Limited Obligation Series 2005 (NR/NR)
1,255,000	5.000	09/01/25	1,270,361
Henderson Local Improvement District No. T-18 Limited Obligation Series 2016 (NR/NR)
2,200,000	4.000	09/01/35	1,988,910

			15,772,716

New Jersey – 5.7%
New Jersey Economic Development Authority Cigarette Tax RB Refunding Series 2012 (BBB+/Baa1)
2,500,000	5.000	06/15/26	2,614,875
1,000,000	5.000	06/15/28	1,034,570
New Jersey Economic Development Authority Energy Facilities RB for UMM Energy Partners, LLC Project Series 2012 A (AMT) (NR/Baa3)
1,000,000	4.750	06/15/32	1,033,390
1,000,000	5.000	06/15/37	1,033,160
1,000,000	5.125	06/15/43	1,036,090
New Jersey Economic Development Authority Private Activity RB for Goethals Bridge Replacement Project Series 2013 (AMT) (BBB-/NR)
1,000,000	5.375	01/01/43	1,086,610
New Jersey Economic Development Authority RB for Provident Group – Kean Properties L.L.C. – Kean University Student Housing Project Series 2017 A (BBB-/NR)
500,000	5.000	07/01/37	524,330
1,150,000	5.000	07/01/47	1,196,701
1,175,000	5.000	01/01/50	1,212,412
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 BB (BBB+/Baa1)(d)
1,640,000	5.000	09/01/19	1,786,911

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1998 (AMT) (BB-/Ba3)
$7,500,000	5.500%	04/01/28	$7,522,875
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1999 (AMT) (BB-/Ba3)
8,500,000	5.250	09/15/29	9,245,280
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 2000 A (AMT) (BB-/Ba3)
5,000,000	5.625	11/15/30	5,529,350
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 2000 B (AMT) (BB-/Ba3)
5,000,000	5.625	11/15/30	5,529,350
New Jersey Health Care Facilities Financing Authority RB Refunding for University Hospital Series 2015 A (AGM) (AA/A2)
9,700,000	4.125	07/01/38	9,770,325
5,600,000	5.000	07/01/46	6,026,104
New Jersey Health Care Facilities Financing Authority RB Refunding for Trinitas Regional Medical Center Series 2017 A (BBB/Baa2)(g)
1,000,000	5.000	07/01/28	1,120,840
1,000,000	5.000	07/01/29	1,112,480
900,000	5.000	07/01/30	994,509
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2006 C (AMBAC) (BBB+/Baa1)(b)
118,815,000	0.000	12/15/35	47,370,352
57,800,000	0.000	12/15/36	21,769,792
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2008 A (BBB+/Baa1)(b)
46,545,000	0.000	12/15/35	17,095,979
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (BBB+/Baa1)(b)
8,805,000	0.000	12/15/28	5,004,498
4,875,000	0.000	12/15/36	1,684,215
New Jersey Transportation Trust Fund Authority RB for Federal Highway Reimbursement Notes Subseries 2016 A-1 (A+/Baa1)
3,000,000	5.000	06/15/29	3,178,950
3,335,000	5.000	06/15/30	3,510,554
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds 2015 Series AA (BBB+/Baa1)
2,500,000	5.250	06/15/41	2,565,075
5,075,000	5.000	06/15/45	5,051,807
1,750,000	5.000	06/15/46	1,741,880
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2014 AA (BBB+/Baa1)
25,445,000	5.000	06/15/38	25,565,355

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (AGM) (AA/A2)(b)
11,150,000	0.000	12/15/33	5,142,380
25,400,000	0.000	12/15/34	11,068,304
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL-RE) (AA-/A3)(b)
25,900,000	0.000	12/15/27	16,415,161
10,055,000	0.000	12/15/30	5,415,522
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2011 B (BBB+/Baa1)
12,875,000	5.000	06/15/42	12,873,970
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 A (ST APPROP) (BBB+/Baa1)
4,350,000	5.500	06/15/41	4,484,111
Newark New Jersey Housing Authority RB for South Ward Police Facility Series 2009 A (ASSURED GTY) (NR/A3)(d)
2,000,000	6.750	12/01/19	2,289,220
Tobacco Settlement Financing Corp. RB Senior Asset-Backed Bonds for Capital Appreciation Series 2007 1-A (BB-/B3)
3,950,000	4.750	06/01/34	3,801,678
Tobacco Settlement Financing Corp. Tobacco Settlement Asset- Backed Bonds Series 2007 1-A (B/B3)
8,900,000	5.000	06/01/41	8,644,214

			264,083,179

New Mexico – 0.3%
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 D (BBB+/Baa2)
14,000,000	5.900	06/01/40	15,319,220

New York – 3.4%
Brooklyn Arena Local Development Corp. Pilot RB Refunding for Barclays Center Series 2016 A (AGM) (AA/A2)
1,240,000	3.000	07/15/43	1,057,125
Brooklyn Arena Local Development Corp. Pilot RB Refunding for Barclays Center Series 2016 A (BBB-/Baa3)
5,925,000	5.000	07/15/42	6,445,274
Chautauqua County Industrial Development Agency Exempt Facility RB for Dunkirk NRG Power Project Series 2009 (BB+/Baa3)
2,650,000	5.875	04/01/42	2,766,785
New York City Capital Resource Corp. RB for YMCA of Greater New York Project Series 2015 (A-/Baa1)
1,000,000	5.000	08/01/40	1,090,090
New York City GO Bonds Fiscal 2006 Series H Subseries H2 (AA/Aa2)(f)
4,800,000	0.950	04/03/17	4,800,000
New York City GO Bonds Fiscal 2014 Series 2013 D Subseries D3 (AA/Aa2)(f)
10,000,000	0.950	04/03/17	10,000,000
New York City GO Bonds Fiscal 2014 Series I Subseries I-2 (AA/Aa2)(f)
6,500,000	0.950	04/03/17	6,500,000

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
New York City GO Bonds Fiscal 2015 Series F Subseries F6 (AA/Aa2)(f)
$10,000,000	0.950%	04/03/17	$10,000,000
New York City Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 F (NR/NR)
2,000,000	4.500	02/15/48	2,079,740
New York City Industrial Development Agency PILOT RB for Queens Baseball Stadium Project Series 2009 (ASSURED GTY) (AA/A3)
1,000,000	6.125	01/01/29	1,077,980
3,000,000	6.375	01/01/39	3,241,350
5,000,000	6.500	01/01/46	5,406,650
New York City Municipal Water Finance Authority RB for Water & Sewer System Second General Resolution Fiscal 2011 RMKT 11/14/13 Subseries DD-2 (AA+/Aa1)(f)
8,380,000	0.950	04/03/17	8,380,000
New York City Municipal Water Finance Authority RB for Water & Sewer System Second General Resolution Fiscal 2011 Subseries AA1 (AA+/Aa1)(f)
10,000,000	0.950	04/03/17	10,000,000
New York City Municipal Water Finance Authority RB for Water & Sewer System Second General Resolution Fiscal 2011 Subseries AA2 (AA+/Aa1)(f)
9,900,000	0.950	04/03/17	9,900,000
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2015 Subseries E-3 (AAA/Aa1)(f)
3,700,000	0.950	04/03/17	3,700,000
New York Convention Center Development Corporation RB Refunding for Hotel Unit Fee Secured Series 2015 (NR/Aa3)
5,000,000	5.000	11/15/40	5,648,450
New York Liberty Development Corporation RB for 3 World Trade Center Project Series 2014 (NR/NR)(e)
8,200,000	5.000	11/15/44	8,585,154
New York Transportation Development Corp. Special Facility RB Refunding for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (AGM) (AA/A2)
12,600,000	4.000	01/01/51	12,302,640
New York Transportation Development Corp. Special Facility RB Refunding for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (BBB/Baa3)
4,540,000	5.000	07/01/41	4,825,566
25,500,000	5.250	01/01/50	27,368,640
Newburgh New York GO Serial Bonds Series 2012 A (NR/Baa2)
1,565,000	5.750	06/15/35	1,702,157
Onondaga Civic Development Corp. RB for St. Joseph’s Hospital Health Center Project Series 2014 A (NR/WR)(d)
1,750,000	5.125	07/01/19	1,903,282
Troy City Capital Resource Corp. RB for Rensselaer Polytechnic Institute Project Series 2010 A (BBB+/A3)
5,000,000	5.125	09/01/40	5,348,100
Westchester County Local Development Corporation RB for Westchester Medical Center Obligated Group Project Series 2016 (BBB/Baa2)
4,375,000	5.000	11/01/46	4,595,719

			158,724,702

Municipal Bonds – (continued)
North Carolina – 0.2%
Columbus County Industrial Facilities and Pollution Control Financing Authority Recovery Zone Facility RB Series 2010 A (BBB/Baa2)
1,000,000	5.700	05/01/34	1,109,070
North Carolina Medical Care Commission Health Care Facilities RB Refunding First Mortgage for Lutheran Services for the Aging Series 2012 A (NR/NR)
3,800,000	4.750	03/01/32	3,871,402
1,000,000	5.000	03/01/37	1,024,400
1,000,000	5.000	03/01/42	1,022,630
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Church Homes and Services Series 2015 A (NR/NR)
1,000,000	4.500	09/01/30	1,010,960
2,000,000	5.000	09/01/37	2,049,640

			10,088,102

Ohio – 5.2%
Bowling Green City Student Housing RB for CFP I LLC – Bowling Green State University Project Series 2010 (BBB-/NR)
7,000,000	6.000	06/01/45	7,347,200
Buckeye Ohio Tobacco Settlement Financing Authority RB Asset-Backed Bonds for Capital Appreciation 1st Subordinate Series 2007 B (NR/NR)(b)
146,850,000	0.000	06/01/47	9,720,001
Buckeye Ohio Tobacco Settlement Financing Authority RB Asset-Backed Bonds for Capital Appreciation 2nd Subordinate Series 2007 C (NR/NR)(b)
4,300,000	0.000	06/01/52	140,610
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/B3)
20,000,000	6.500	06/01/47	19,995,800
5,440,000	5.875	06/01/47	5,192,426
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/Caa1)
63,640,000	5.125	06/01/24	60,114,980
63,565,000	5.875	06/01/30	61,057,361
2,920,000	5.750	06/01/34	2,773,270
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-3 (B-/Caa1)
23,905,000	6.250	06/01/37	23,740,294
Cleveland Airport Special RB for Continental Airlines, Inc. Project Series 1998 (AMT) (BB-/Ba3)
22,320,000	5.375	09/15/27	22,382,050
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2012 (BBB/NR)
2,000,000	5.000	01/01/42	2,068,340
1,610,000	5.000	01/01/46	1,661,713
Lorain County Port Authority Recovery Zone Facility RB for United States Steel Corp. Project Series 2010 (B/Caa1)
8,730,000	6.750	12/01/40	8,761,341
Muskingum County Hospital Facilities RB Refunding for Genesis Healthcare System Project Series 2013 (BB+/Ba2)
8,000,000	5.000	02/15/48	8,158,240

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Ohio – (continued)
Ohio Air Quality Development Authority PCRB Refunding for FirstEnergy Nuclear Generation Project Series 2009 A (B/B1)(f)
$6,585,000	4.375%	06/01/22	$6,039,762
Ohio Air Quality Development Authority PCRB Refunding for FirstEnergy Nuclear Generation Project Series 2010 B (B/B1)(f)
2,525,000	4.375	06/01/22	2,315,930

			241,469,318

Oklahoma – 1.3%
Oklahoma Development Finance Authority RB Provident Oklahoma Education Resources Inc., Cross Village Student Housing Project Series 2017 A (BBB-/NR)
6,220,000	5.000	08/01/47	6,632,946
14,075,000	5.000	08/01/52	14,864,467
3,875,000	5.250	08/01/57	4,142,336
Oklahoma Turnpike System Authority Second Senior RB Refunding RMKT 03/27/2008 Series 2006 F (AA-/Aa3)(f)
1,250,000	0.950	04/03/17	1,250,000
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 A (AMT) (NR/NR)
2,680,000	5.500	12/01/35	2,793,283
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 B (AMT) (NR/NR)
24,300,000	5.500	12/01/35	25,327,161
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2015 (AMT) (BB-/NR)(f)
3,500,000	5.000	06/01/25	3,705,100
Weatherford Hospital Authority RB Series 2006 (NR/NR)
2,200,000	6.000	05/01/25	2,215,598
865,000	6.000	05/01/31	867,448

			61,798,339

Oregon – 0.3%
Forest Grove Oregon Student Housing RB for Oak Tree Foundation Project Series 2007 (NR/NR)(e)
4,425,000	5.500	03/01/37	4,448,806
University of Oregon RB Series 2015 A (AA-/Aa2)
7,345,000	5.000	04/01/45	8,243,000

			12,691,806

Pennsylvania – 2.9%
Allegheny County Higher Education Building Authority RB for Chatham University Series 2012 A (BBB/NR)
1,500,000	5.000	09/01/30	1,594,440
1,000,000	5.000	09/01/35	1,033,890
Allentown Neighborhood Improvement Zone Development Authority Tax RB Series 2012 A (NR/Baa2)
18,000,000	5.000	05/01/42	18,576,360
Chester County IDA Student Housing RB for University Student Housing, LLC Project West Chester University Series 2013 A (NR/Baa3)
500,000	5.000	08/01/35	524,810
1,000,000	5.000	08/01/45	1,037,770
City of Philadelphia GO Bonds Series 2011 (A+/A2)
4,000,000	6.000	08/01/36	4,536,520

Municipal Bonds – (continued)
Pennsylvania – (continued)
Clairton Municipal Authority Sewer RB Series 2012 B (BBB+/NR)
1,000,000	5.000	12/01/42	1,073,660
County of Allegheny GO Notes Refunding Series 2007 C-59B (AGM) (AA/A1)(c)
1,000,000	1.243	11/01/26	972,180
Cumberland County Municipal Authority RB for Diakon Lutheran Social Ministries Project Series 2015 (BBB+/NR)
1,500,000	5.000	01/01/38	1,564,395
Geisinger Authority Health System RB for Geisinger Health System Series 2007 (AA/Aa2)(c)
49,750,000	1.460	05/01/37	42,390,980
Lancaster County Hospital Authority Health Facilities RB for St. Anne’s Retirement Community, Inc. Project Series 2012 (BB+/NR)
1,400,000	5.000	04/01/27	1,458,240
1,500,000	5.000	04/01/33	1,533,180
Pennsylvania Economic Development Financing Authority RB for The Pennsylvania Rapid Bridge Replacement Project Series 2015 (AMT) (BBB/NR)
8,500,000	5.000	06/30/42	9,170,905
Pennsylvania Economic Development Financing Authority Sewage Sludge Disposal RB for Philadelphia Biosolids Facility Project Series 2009 (BBB+/Baa3)
7,400,000	6.250	01/01/32	7,841,114
Pennsylvania Economic Development Financing Authority Special Facilities RB for US Airways Group, Inc. Project Series 2010 B (BB-/B1)
2,460,000	8.000	05/01/29	2,783,539
Pennsylvania Higher Educational Facilities Authority RB for Foundation for Indiana University of Pennsylvania Series 2007 A (XLCA) (BBB+/WR)(c)
13,095,000	1.269	07/01/27	12,467,357
10,750,000	1.319	07/01/39	8,391,127
Pennsylvania Higher Educational Facilities Authority RB for La Salle University Series 2012 (BBB/NR)
4,000,000	5.000	05/01/42	4,191,800
Pennsylvania Higher Educational Facilities Authority Student Housing RB Refunding for University Properties, Inc. Student Housing Project Series 2016 A (NR/Baa3)
400,000	5.000	07/01/35	426,480
Philadelphia Hospitals & Higher Education Facilities Authority RB Refunding for Temple University Health System Obligated Group Series 2012 B (BBB-/Ba1)
5,000,000	6.250	07/01/23	5,042,700
Scranton City GO Refunding Notes Series 2016 (BB/NR)
1,875,000	5.000	11/15/26	1,953,432
2,625,000	5.000	11/15/32	2,691,150
Scranton Redevelopment Authority RB Refunding for Guaranteed Lease Series 2016 A (MUN GOVT GTD) (BB/NR)
1,700,000	5.000	11/15/21	1,752,802
2,450,000	5.000	11/15/28	2,470,286

			135,479,117

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Puerto Rico – 6.3%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (CC/Caa3)
$56,440,000	6.000%	07/01/38	$44,587,600
25,995,000	6.000	07/01/44	20,341,087
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (CC/Caa3)
115,000	4.500	07/01/27	89,413
370,000	5.000	07/01/30	282,125
5,115,000	5.125	07/01/37	3,887,400
19,835,000	5.250	07/01/42	15,124,187
3,470,000	6.000	07/01/47	2,715,275
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2006 A (D/Caa3)(h)
115,000	5.250	07/01/30	67,706
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A (D/Caa3)(h)
5,185,000	5.500	07/01/39	3,059,150
Puerto Rico Commonwealth GO Bonds Series 2014 A (D/Caa3)(h)
30,460,000	8.000	07/01/35	18,885,200
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AMBAC) (CC/Ca)
24,730,000	5.250	07/01/38	24,666,197
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2007 N (NATL-RE) (AA-/A3)
200,000	5.250	07/01/33	210,714
Puerto Rico Commonwealth Highway & Transportation Authority RB Series 2003 (CC/Ca)
215,000	5.000	07/01/28	45,687
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax RB Series 2005 C (AMBAC) (D/Ca)
1,500,000	5.500	07/01/23	1,570,290
1,000,000	5.500	07/01/27	1,037,100
Puerto Rico Commonwealth Public Improvement GO Bonds Refunding Series 2009 B (D/Caa3)(h)
645,000	5.875	07/01/36	382,162
Puerto Rico Commonwealth Public Improvement GO Bonds Refunding Series 2011 A (D/Caa3)(h)
1,260,000	5.750	07/01/41	740,250
Puerto Rico Commonwealth Public Improvement GO Bonds Refunding Series 2011 C (D/Caa3)(h)
205,000	6.500	07/01/40	122,744
Puerto Rico Commonwealth Public Improvement GO Bonds Series 2007 A (D/Caa3)(h)
4,000,000	5.250	07/01/32	2,355,000
4,000,000	5.250	07/01/37	2,355,000
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(c)
35,542,000	1.189	07/01/29	27,189,630
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ (D/Caa3)
9,700,000	5.250	07/01/26	6,111,000
Puerto Rico Electric Power Authority RB Refunding Series 2012 A (D/Caa3)
19,720,000	5.000	07/01/42	12,423,600

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Electric Power Authority RB Series 2008 WW (D/Caa3)
2,000,000	5.500	07/01/20	1,260,020
3,275,000	5.000	07/01/28	2,063,250
825,000	5.250	07/01/33	519,750
Puerto Rico Electric Power Authority RB Series 2010 XX (D/Caa3)
7,590,000	5.250	07/01/40	4,781,700
Puerto Rico Electric Power Authority RB Series 2013 A (D/Caa3)
5,210,000	7.000	07/01/33	3,282,300
5,205,000	6.750	07/01/36	3,279,150
5,440,000	7.000	07/01/40	3,427,200
Puerto Rico Electric Power Authority RB Series 2016 A-4 (NR/NR)
747,236	10.000	07/01/19	765,842
Puerto Rico Electric Power Authority RB Series 2016 B-4 (NR/NR)
747,235	10.000	07/01/19	765,841
Puerto Rico Electric Power Authority RB Series 2016 E-1 (NR/NR)
5,036,850	10.000	01/01/21	5,162,268
Puerto Rico Electric Power Authority RB Series 2016 E-2 (NR/NR)
5,036,850	10.000	07/01/21	5,162,268
Puerto Rico Electric Power Authority RB Series 2016 E-3 (NR/NR)
1,678,950	10.000	01/01/22	1,720,756
Puerto Rico Electric Power Authority RB Series 2016 E-4 (NR/NR)
1,678,950	10.000	07/01/22	1,720,756
Puerto Rico Infrastructure Financing Authority Special Tax RB Series 2005 A (AMBAC) (D/Ca)(b)
4,750,000	0.000	07/01/34	1,642,312
3,750,000	0.000	07/01/35	1,219,088
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2009 P (COMWLTH GTD) (D/Caa3)
1,000,000	6.125	07/01/23	515,000
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A (CC/Ca)
2,000,000	6.375	08/01/39	885,000
2,700,000	6.000	08/01/42	1,147,500
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 A (CC/Ca)
500,000	5.000	08/01/26	200,625
4,925,000	5.375	08/01/39	1,954,585
4,455,000	5.500	08/01/42	1,798,706
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C (CC/Ca)(b)
25,000,000	0.000	08/01/39	1,984,250
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C (CC/Ca)
40,875,000	5.250	08/01/41	16,145,625
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2011 A-1 (CC/Ca)
1,500,000	5.000	08/01/43	601,875

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A (CC/Ca)
$23,300,000	6.750%	08/01/32	$10,485,000
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Series 2010 A (CC/Ca)(a)
10,130,000	0.000	08/01/33	2,988,553
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Series 2010 A (CC/Ca)(b)
10,000,000	0.000	08/01/33	1,154,200
35,085,000	0.000	08/01/35	3,528,498
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Subseries 2009 A (CC/Ca)(b)
35,100,000	0.000	08/01/34	3,548,961
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Subseries 2010 C (CC/Ca)(b)
8,400,000	0.000	08/01/37	759,528
Puerto Rico Sales Tax Financing Corp. Sales Tax RB First Subseries 2009 A (CC/Ca)
27,290,000	6.500	08/01/44	12,144,050
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding First Subseries 2010 C (CC/Ca)
14,580,000	5.500	08/01/40	5,959,575
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding Series 2011 A-1 (CC/Ca)
500,000	5.250	08/01/43	200,000
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding Series 2011 C (CC/Caa3)
500,000	5.000	08/01/40	323,125
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding Subseries A (CC/Ca)
485,000	5.750	08/01/37	207,944

			291,553,618

Rhode Island – 0.2%
Rhode Island Health and Educational Building Corp. RB Refunding for Care New England Series 2013 A (BB/NR)(d)
2,500,000	6.000	09/01/23	3,110,275
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2007 B (CCC/NR)(b)
124,220,000	0.000	06/01/52	7,593,569

			10,703,844

South Carolina – 0.4%
Lancaster County Assessment RB for Edgewater Improvement District Series 2003 A (NR/NR)
3,490,000	6.875	11/01/35	3,499,807
South Carolina Jobs – Economic Development Authority Hospital RB Refunding for Palmetto Health Series 2011 A (AGM) (AA/A2)
4,000,000	6.500	08/01/39	4,639,000
South Carolina Public Service Authority RB Tax-Exempt Series 2015 E (AA-/A1)
7,750,000	5.250	12/01/55	8,162,455

			16,301,262

Municipal Bonds – (continued)
Tennessee – 0.8%
Blount County Health & Educational Facilities Board RB Refunding for Asbury, Inc. Series 2007 A (NR/NR)
1,210,000	5.125	04/01/23	1,210,000
Bristol Industrial Development Board RB for The Pinnacle Project Series 2016 A (NR/NR)(e)
7,150,000	5.000	12/01/35	6,856,421
12,450,000	5.125	12/01/42	11,811,191
Johnson City Health & Educational Board Retirement Facilities RB for Mountain States Health Alliance Series 2012 A (BBB+/Baa1)
1,500,000	5.000	08/15/42	1,581,285
Johnson City Health & Educational Facilities Board RB for Mountain States Health Alliance Series 2010 A (BBB+/Baa1)
5,500,000	6.500	07/01/38	6,036,085
Knox County Health Educational & Housing Facilities Board RB for University Health System, Inc. Series 2007 (BBB+/NR)
1,380,000	5.250	04/01/36	1,380,000
Knox County Health Educational & Housing Facilities Board RB for University Health System, Inc. Series 2007 (NR/NR)(d)
620,000	5.250	04/01/17	620,000
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Vanderbilt University Medical Center Series 2016 A (NR/A3)
2,500,000	5.000	07/01/40	2,762,525
4,200,000	5.000	07/01/46	4,620,294
Shelby County Health Educational & Housing Facilities Board RB Refunding for The Village at Germantown Residential Care Facility Mortgage Series 2012 (NR/NR)
2,000,000	5.375	12/01/47	2,066,240

			38,944,041

Texas – 4.8%
Bexar County Texas Health Facilities Development Corp. RB for Army Retirement Residence Foundation Project Series 2010 (BBB/NR)(d)
3,250,000	6.200	07/01/20	3,747,802
Board of Managers, Joint Guadalupe County – City of Seguin Hospital Mortgage Improvement RB Refunding Bonds Series 2015 (BB/NR)
1,950,000	5.250	12/01/35	2,065,245
2,435,000	5.000	12/01/40	2,488,034
1,950,000	5.000	12/01/45	1,978,607
Brazos River Authority Bonds Series 2003 (NR/NR)(h)
9,275,000	6.750	10/01/38	—
Brazos River Authority Bonds Series 2006 (NR/NR)(h)
4,740,000	5.000	03/01/41	—
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2015 A (BBB+/Baa2)
3,900,000	5.000	01/01/45	4,242,576
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2016 (BBB+/Baa2)
1,600,000	5.000	01/01/40	1,746,528
2,465,000	5.000	01/01/46	2,686,899

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
City of Celina Texas Municipal Corp. Special Assessment RB for Wells South Public Improvement District Major Improvement Area Project Series 2015 (NR/NR)
$3,920,000	7.500%	09/01/45	$4,247,634
City of Celina Texas Municipal Corp. Special Assessment RB for Wells South Public Improvement District Neighorhood Improvement Area #1 Project Series 2015 (NR/NR)
1,845,000	6.250	09/01/45	1,890,940
Dallas County Flood Control District No. 1 Unlimited Tax GO Refunding Series 2015 (NR/NR)(e)
3,250,000	5.000	04/01/32	3,280,095
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 A (NR/Baa3)
1,545,000	4.750	05/01/38	1,564,560
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 B (NR/Baa3)
5,685,000	4.750	11/01/42	5,745,773
Grand Parkway Transportation Corp. System Toll RB First Tier Series 2013 A (BBB/NR)
11,850,000	5.500	04/01/53	12,737,920
Harris County Cultural Education Facilities Finance Corp. RB First Mortgage for Brazos Presbyterian Homes, Inc. Project Series 2013 B (BB+/NR)(d)
3,030,000	7.000	01/01/23	3,879,612
Harris County Toll Road RB Refunding Senior Lien Series 2007 B (AMBAC) (AA-/Aa2)(c)
1,000,000	1.366	08/15/35	857,910
Houston Airport System Special Facilities RB for Continental Airlines, Inc. Terminal Improvement Projects Series 2011 A (AMT) (BB-/Ba3)
9,000,000	6.625	07/15/38	9,988,830
Houston Airport System Special Facilities RB Refunding for United Airlines, Inc. Terminal E Project Series 2014 A (AMT) (BB-/Ba3)
9,250,000	5.000	07/01/29	9,864,755
Houston Airport System Special Facilities RB Refunding for United Airlines, Inc. Terminal Improvement Projects Series 2015 B-1 (AMT) (BB-/NR)
7,500,000	5.000	07/15/35	7,848,600
Houston Utilities System RB Refunding First Lien Series 2016 B (AA/Aa2)
11,380,000	5.000	11/15/36	12,992,091
Kaufman County Fresh Water Supply District No. 1-C Refunding for Road Series 2016 C (AGM) (AA/NR)
525,000	4.000	09/01/29	548,011
1,100,000	3.000	09/01/32	959,178
1,400,000	4.000	09/01/35	1,402,142
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project RMKT 07/01/09 Series 2001 A (A-/Baa1)
5,200,000	6.300	11/01/29	5,618,548
Mission Economic Development Corp. RB for Natgasoline Project Senior Lien Series 2016 A (AMT) (BB-/NR)(e)
14,000,000	5.750	10/01/31	14,690,200

Municipal Bonds – (continued)
Texas – (continued)
Mission Economic Development Corp. RB for Natgasoline Project Senior Lien Series 2016 B (AMT) (BB-/NR)(e)
9,500,000	5.750	10/01/31	9,968,350
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for NCCD College Station Properties LLC, Texas A&M University Project Series 2015 A (BBB-/Baa3)
6,180,000	5.000	07/01/47	6,477,073
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC – Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (BBB-/Baa3)
335,000	5.000	04/01/31	361,157
300,000	5.000	04/01/36	312,822
1,250,000	5.000	04/01/48	1,284,612
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Tarleton State University Collegiate Housing Project Series 2015 A (BBB-/Baa3)
1,000,000	5.000	04/01/47	1,027,160
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Texas A&M University at Galveston Collegiate Housing Project Series 2014 A (NR/Baa3)
1,385,000	4.750	04/01/46	1,374,211
North Texas Tollway Authority RB First Tier Series 2009 A (A/A1)
4,790,000	6.250	01/01/39	5,170,326
North Texas Tollway Authority System RB Refunding First Tier Series 2016 A (A/A1)
3,000,000	5.000	01/01/39	3,348,090
Rowlett Special Assessment RB for Bayside Public Improvement District North Improvement Area Project Series 2016 (NR/NR)
280,000	5.750	09/15/36	263,158
750,000	6.000	09/15/46	697,350
Sabine River Authority Tax Bonds Series 2005 (NR/NR)(h)
5,950,000	5.200	05/01/28	—
Tarrant County Cultural Education Facilities Finance Corp. RB for Air Force Village Obligated Group Series 2007 (BB+/NR)(d)
4,180,000	5.125	05/15/17	4,199,771
Tarrant County Cultural Education Facilities Finance Corp. RB Refunding for Air Force Village Obligated Group Series 2016 (BB+/NR)
7,300,000	5.000	05/15/45	7,255,981
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2006 B (BBB+/Baa1)(c)
7,825,000	1.458	12/15/26	7,318,410
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (BBB+/Baa1)
18,785,000	6.250	12/15/26	22,185,836
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Blueridge Transportation Group, LLC SH 288 Toll Lanes Project Series 2016 (AMT) (BBB-/Baa3)
3,900,000	5.000	12/31/50	4,134,780
3,900,000	5.000	12/31/55	4,120,155

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/Baa2)
$7,500,000	6.875%	12/31/39	$8,356,650
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2013 (AMT) (BBB-/Baa3)
5,000,000	6.750	06/30/43	5,605,000
Texas Transportation Commission Central Turnpike System RB Refunding Second Tier Series 2015 C (BBB+/Baa1)
7,850,000	5.000	08/15/42	8,502,021
Viridian Municipal Management District Tarrant County Special Assessment RB Series 2015 (NR/NR)
301,000	4.000	12/01/21	310,933
500,000	4.000	12/01/27	484,765
1,550,000	4.750	12/01/35	1,516,117

			221,347,218

U.S. Virgin Islands – 0.8%
Virgin Islands Public Finance Authority RB Matching Fund Loan Note Senior Lien Series 2010 A (B/Caa1)
15,350,000	5.000	10/01/25	13,277,750
7,910,000	5.000	10/01/29	6,604,850
Virgin Islands Public Finance Authority RB Matching Fund Loan Note Series 2012 A (B/Caa1)
6,080,000	5.000	10/01/32	4,955,200
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2014 C (B-/NR)
8,350,000	5.000	10/01/39	6,199,875
Virgin Islands Public Finance Authority RB Refunding Series 2014 C (AGM) (AA/A2)
3,515,000	5.000	10/01/39	3,639,501
Virgin Islands Public Finance Authority RB Senior Lien Matching Fund Loan Notes Refunding for Cruzan Project Series 2009 A (NR/Caa2)
2,000,000	6.000	10/01/39	1,510,000

			36,187,176

Utah – 0.7%
Carbon County Solid Waste Disposal RB Refunding for Sunnyside Cogeneration Series 1999 A (AMT) (NR/NR)
17,870,000	7.100	08/15/23	19,574,262
Salt Lake City RB for International Airport Series 2017 A (AMT) (A+/A2)
11,000,000	5.000	07/01/47	12,228,810

			31,803,072

Vermont – 0.1%
Vermont Educational & Health Buildings Financing Agency RB for St. Michael’s College Project Series 2012 (BBB+/Baa1)
2,250,000	5.000	10/01/42	2,379,195

Virginia – 0.7%
Alexandria City IDA for Residential Care Facilities Mortgage RB for Goodwin House, Inc. Series 2015 (BBB/NR)
2,700,000	5.000	10/01/45	2,890,701

Municipal Bonds – (continued)
Virginia – (continued)
Mosaic District Community Development Authority RB Series 2011 A (NR/NR)
3,115,000	6.250	03/01/21	3,411,953
2,000,000	6.625	03/01/26	2,194,060
7,000,000	6.875	03/01/36	7,694,120
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 C (CCC+/NR)(b)
116,450,000	0.000	06/01/47	10,470,020
Washington County IDA RB for Mountain States Health Alliance Series 2009 C (BBB+/Baa1)
4,000,000	7.750	07/01/38	4,332,800

			30,993,654

Washington – 0.7%
Central Puget Sound Regional Transit Authority Sales Tax & Motor Vehicle Excise Tax RB Series 2016 S-1 (AAA/Aa1)
10,000,000	5.000	11/01/46	12,854,100
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 A (NR/NR)(e)(i)
3,955,000	11.487	01/01/23	5,297,841
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 B (NR/NR)(e)(i)
4,150,000	11.492	01/01/24	5,554,277
Skagit County Public Hospital District No. 1 RB for Skagit Valley Hospital Series 2010 (NR/Baa2)
4,000,000	5.750	12/01/35	4,297,560
Washington Health Care Facilities Authority RB for Kadlec Regional Medical Center Series 2012 (NR/WR)(d)
3,000,000	5.000	12/01/21	3,468,930
Washington Health Care Facilities Authority RB for MultiCare Health System RMKT 02/26/09 Series 2008 A (ASSURED GTY) (AA/Aa3)(d)
750,000	6.000	08/15/19	833,730
Washington Health Care Facilities Authority RB for MultiCare Health System RMKT 02/26/09 Series 2008 B (ASSURED GTY) (AA/Aa3)(d)
1,750,000	6.000	08/15/19	1,945,370

			34,251,808

West Virginia – 0.1%
West Virginia Economic Development Authority Solid Waste Disposal Facilities RB Refunding for Appalachian Power Co. – Amos Project Series 2010 A (A-/Baa1)
4,000,000	5.375	12/01/38	4,397,760

Wisconsin – 0.7%
Public Finance Authority Exempt Facilities RB Refunding for Celanese Project Series 2016 C (AMT) (BBB-/Baa3)
5,900,000	4.300	11/01/30	5,899,823
Public Finance Authority Pass-Through RB for Natgasoline LLC Series 2016 (NR/NR)(e)
22,050,000	10.000	06/30/21	22,214,934

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Wisconsin – (continued)
Public Finance Authority Student Housing RB for CHF- Cullowhee, LLC-Western Carolina University Project Series 2015 A (BBB-/NR)
$3,250,000	5.250%	07/01/47	$3,350,555

			31,465,312

TOTAL INVESTMENTS – 97.9%
(Cost $4,433,970,785)			$4,531,984,035

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.1%			96,192,595

NET ASSETS – 100.0%			$4,628,176,630

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Zero coupon bond until next reset date.
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2017.
(d)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(e)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $216,204,158, which represents approximately 4.7% of net assets as of March 31, 2017.
(f)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2017.
(g)	When-issued security.
(h)	Security is currently in default.
(i)	Inverse floating rate security. Interest rate disclosed is that which is in effect on March 31, 2017.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
ASSURED GTY	—Insured by Assured Guaranty
BAM	—Build America Mutual Assurance Co.
BHAC-CR	—Insured by Berkshire Hathaway Assurance Corp.—Insured Custodial Receipts
COMWLTH GTD	—Commonwealth Guaranteed
COPS	—Certificates of Participation
FGIC	—Insured by Financial Guaranty Insurance Co.
FHA	—Federal Housing Administration
GO	—General Obligation
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
MUN GOVT GTD	—Municipal Government Guaranteed
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—Insured by National Public Finance Guarantee Corp., which reinsures Financial Guaranty Insurance Co.
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PILOT	—Payment in Lieu of Taxes
Q-SBLF	—Qualified School Board Loan Fund
RB	—Revenue Bond
RITES	—Residual Interest Tax Exempt Securities
RMKT	—Remarketed
ST APPROP	—State Appropriation
WR	—Withdrawn Rating
XLCA	—Insured by XL Capital Assurance, Inc.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At March 31, 2017, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on March 31, 2017(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America NA	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/2018	$4,000	1.000%	03/20/23	0.684%	$(118,483)	$188,126
JPMorgan Chase Bank NA	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/2018	10,000	1.700	06/20/21	0.479	—	494,432
	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/2018	9,000	1.000	03/20/23	0.684	(266,587)	423,285
	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/2018	15,000	1.000	09/20/23	0.739	(452,013)	683,487
	Illinois State GO Bonds, Series A, 5.000%, 06/01/2029	10,000	1.830	06/20/21	3.367	—	(503,466)
Morgan Stanley Co., Inc.	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/2018	10,000	1.000	12/20/23	0.764	(190,516)	334,559
	Illinois State GO Bonds, Series A, 5.000%, 06/01/2029	10,000	1.000	12/20/23	3.987	(515,696)	(737,906)
TOTAL						$(1,543,295)	$882,517

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000’s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$169,400		12/21/41	3 Month LIBOR	2.250%	$(11,077,327)	$22,867,068
50,700	(a)	06/21/47	3 Month LIBOR	1.750	11,098,708	(979,197)
TOTAL					$21,381	$21,887,871

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2017.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – 99.9%
Alabama – 2.0%
Alabama 21st Century Authority Tobacco Settlement RB Series 2012 A (A/NR)
$2,435,000	5.000%	06/01/17	$2,450,949
1,500,000	5.000	06/01/18	1,568,745
Alabama State GO Bonds Series 2007 A (AGM) (AA/Aa1)
5,020,000	5.000	08/01/17	5,088,322
Alabama State Public School & College Authority Capital Improvement RB Refunding Series 2014 B (AA/Aa1)
8,275,000	5.000	01/01/21	9,365,976
Auburn University General Fee RB Series 2011 A (AA-/Aa2)(a)
35,345,000	5.000	06/01/21	40,371,412
Black Belt Energy Gas District RB Series 2016 A (NR/Aa3)(b)
20,000,000	4.000	06/01/21	21,504,200
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (BBB/NR)
100,000	3.000	10/01/17	100,718
210,000	3.000	10/01/18	213,965
160,000	3.000	10/01/19	164,063
75,000	4.000	10/01/20	79,432
85,000	4.000	10/01/21	90,382
85,000	4.000	10/01/22	90,245
Industrial Development Board PCRB for Alabama Power Company Barry Plant Project RMKT 03/20/17 Series 2007 A (A-/A1)(b)
6,000,000	1.850	03/24/20	6,022,500
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB-/NR)
1,750,000	5.000	10/01/17	1,774,973
1,875,000	5.000	10/01/18	1,946,156
1,300,000	5.000	10/01/21	1,400,490
1,745,000	5.000	10/01/22	1,893,709

			94,126,237

Alaska – 0.1%
North Slope Borough Alaska GO Bonds Series 2012 A (AA/Aa2)
340,000	4.000	06/30/17	342,598
Northern Tobacco Securitization Corp. RB Asset-Backed Bonds Series 2006 A (NR/Ba2)
4,015,000	4.625	06/01/23	4,016,405

			4,359,003

Arizona – 3.5%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(c)
30,300,000	1.479	01/01/37	26,467,959
Arizona Health Facilities Authority Hospital RB Refunding for Phoenix Children’s Hospital Series 2013 A (BBB+/NR)(b)
5,000,000	2.760	02/05/20	5,090,400
Arizona School Facilities Board COPS Refunding Series 2015 A (AA-/Aa3)
8,000,000	5.000	09/01/20	8,940,240
Arizona Transportation Board Excise Tax RB Refunding for Regional Area Road Series 2014 (AA+/Aa1)
4,150,000	5.000	07/01/19	4,502,086
Arizona Transportation Board Excise Tax RB Refunding for Regional Area Road Series 2016 (AA+/Aa1)
5,820,000	5.000	07/01/21	6,648,244

Municipal Bonds – (continued)
Arizona – (continued)
Glendale City GO Bonds Refunding Series 2015 (AGM) (AA/A2)
365,000	4.000	07/01/18	378,170
1,600,000	4.000	07/01/19	1,692,448
3,000,000	4.000	07/01/20	3,231,240
3,400,000	4.000	07/01/21	3,709,706
1,665,000	5.000	07/01/22	1,912,219
Glendale City Senior Lien Water & Sewer RB Refunding Obligations Series 2012 (AA/A1)
1,500,000	5.000	07/01/17	1,514,805
Glendale City Senior Lien Water & Sewer RB Refunding Obligations Series 2015 (AA/A1)
10,830,000	5.000	07/01/19	11,753,799
Maricopa County Arizona COPS Series 2015 (AA+/Aa1)
9,000,000	3.000	07/01/18	9,224,370
Maricopa County Arizona Paradise Valley Unified School District No. 69 GO Bonds Refunding for School Improvement Project of 2011 Series 2015 E (AA/Aa2)
12,115,000	3.000	07/01/19	12,592,452
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Palo Verde Project RMKT 05/30/13 Series 2009 C (A-/A2)(b)
6,500,000	1.750	05/30/18	6,514,755
Maricopa County Arizona School Improvement Refunding for Peoria Unified School District No. 11 Series 2015 (AGM) (AA/A2)
3,000,000	4.000	07/01/19	3,181,530
Maricopa County Community College District GO Bonds Series 2013 (AAA/Aaa)
9,920,000	2.000	07/01/17	9,949,463
10,010,000	3.000	07/01/19	10,424,814
Maricopa County Community College District GO Refunding Bonds Series 2016 (AAA/Aaa)
16,400,000	5.000	07/01/23	19,409,072
Maricopa County Phoenix High School District No. 210 School Improvement GO Refunding Bonds Series 2014 (AA/Aa2)
1,000,000	4.000	07/01/18	1,037,590
1,000,000	3.000	07/01/19	1,040,310
Pima County COPS Series 2016 A (A+/NR)
5,335,000	5.000	12/01/18	5,668,064
Pima County GO Bonds Series 2013 A (AA-/NR)
1,405,000	1.750	07/01/17	1,408,175
Yavapai County IDA Solid Waste Disposal RB for Waste Management, Inc. Project Series 2002 (AMT) (A-/NR)(b)
5,000,000	2.125	06/01/18	5,018,450

			161,310,361

Arkansas – 0.8%
Arkansas Development Finance Authority State Park Facilities RB Refunding for Mt. Magazine Project Series 2012 (AGM) (AA/NR)
1,885,000	3.000	01/01/18	1,914,500
Arkansas State GO Bonds for Four-Lane Highway Construction & Improvement Series 2013 (AA/Aa1)
17,775,000	3.250	06/15/22	19,042,180

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Arkansas – (continued)
Jefferson County Pollution Control RB Refunding for Entergy Arkansas, Inc. Project Series 2013 (A/A2)
$3,000,000	1.550%	10/01/17	$3,008,010
Little Rock Arkansas School District GO Bonds Refunding Series 2015 (ST AID WITHHLDG) (NR/Aa2)
6,000,000	3.000	02/01/21	6,317,040
Little Rock Arkansas Sewer RB Refunding Series 2015 (NR/Aa3)
1,240,000	3.000	04/01/20	1,297,499
1,075,000	3.000	10/01/20	1,129,986
Springdale Arkansas Sales and Use Tax RB Series 2012 (AA-/NR)
1,915,000	2.000	11/01/17	1,927,314
1,465,000	2.000	11/01/18	1,485,495
720,000	2.000	11/01/19	731,059

			36,853,083

California – 9.2%
Alameda Corridor Transportation Authority RB for Capital Appreciation Refunding Subordinate Lien Series 2004 A (AMBAC) (BBB+/Baa2)(d)
745,000	0.000	10/01/19	696,895
255,000	0.000	10/01/20	231,107
Alameda Corridor Transportation Authority RB for Capital Appreciation Refunding Subordinate Lien Series 2004 A (ETM) (AMBAC) (AAA/Aaa)(a)(d)
9,420,000	0.000	10/01/19	9,150,400
12,300,000	0.000	10/01/20	11,719,686
Anaheim Public Financing Authority Lease RB for Convention Center Expansion Project Series 2014 A (AA-/NR)
1,250,000	5.000	05/01/17	1,253,775
Anaheim Redevelopment Agency Tax Allocation Refunding for Merged Redevelopment Project Area Series 2007 A (AGM) (AA/A2)
50,000	5.000	02/01/24	51,553
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 05/01/13 Series 2006 C-1 (AA/Aa3)(b)
10,000,000	1.810	05/01/23	10,041,200
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 06/03/13 Series 2006 C-1 (AA/Aa1)(b)
7,000,000	1.810	05/01/23	7,028,840
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 12/20/12 Series 2007 E-3 (AA/Aa3)(b)
1,225,000	1.610	10/01/19	1,228,589
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2001 A (AA/NR)(b)
15,000,000	2.160	04/01/27	15,044,100
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2014 (AA/Aa3)(b)
2,000,000	1.500	04/02/18	2,004,480
Benicia Unified School District GO Bonds Refunding Series 1997 A (NATL-RE FGIC) (AA-/Aa3)(d)
1,735,000	0.000	08/01/17	1,727,487
1,510,000	0.000	08/01/18	1,480,646

Municipal Bonds – (continued)
California – (continued)
Bonita Canyon Public Facilities Financing Authority Special Tax for Community Facilities District No. 98-1 Series 2012 (NR/NR)
735,000	3.000	09/01/17	737,021
1,000,000	3.250	09/01/18	1,012,360
California Health Facilities Financing Authority RB for Children’s Hospital Los Angeles Series 2012 B (BBB+/Baa2)(b)
8,000,000	2.710	07/01/17	8,003,520
California Municipal Finance Authority RB for Community Medical Centers Series 2017 A (A-/Baa1)
750,000	5.000	02/01/18	772,485
1,000,000	5.000	02/01/19	1,061,730
1,100,000	5.000	02/01/20	1,197,042
California Municipal Finance Authority RB Refunding for NorthBay Healthcare Group Series 2013 B (BBB-/NR)
3,480,000	5.000	11/01/17	3,540,065
California Municipal Finance Authority RB Refunding for NorthBay Healthcare Group Series 2016 A (BBB-/NR)
750,000	2.000	11/01/18	748,613
855,000	2.000	11/01/19	849,254
800,000	3.000	11/01/20	814,952
California Municipal Finance Authority Student Housing RB for Bowles Hall Foundation Series 2015 A (NR/Baa3)
150,000	3.000	06/01/20	151,758
100,000	4.000	06/01/22	104,061
California Pollution Control Financing Authority PCRB Refunding for U.S.A. Waste Services, Inc. Series 1998 A (AMT) (A-/NR)
1,900,000	1.500	06/01/18	1,905,206
California State University Systemwide RB Series 2016 B-1 (AA-/Aa2)(b)
10,000,000	3.000	11/01/19	10,313,200
California State Various Purpose GO Bonds Refunding Series 2012 (AA-/Aa3)
2,055,000	5.000	09/01/19	2,240,114
California State Various Purpose GO Bonds Series 2011 (AA-/Aa3)
5,070,000	5.000	10/01/19	5,541,003
California State Various Purpose GO Bonds Series 2016 (AA-/Aa3)
5,000,000	5.000	09/01/20	5,601,850
California State Various Purpose GO Bonds Series 2016 (AA-/Aa3)(b)
52,000,000	4.000	12/01/21	56,887,480
Carlsbad Improvement Bonds Refunding Reassessment District No. 2012-1 Series 2013 (NR/NR)
400,000	3.000	09/02/17	402,592
Corona-Norco Unified School District Public Financing Authority Special Tax Refunding Senior Lien Series 2013 A (A-/NR)
275,000	4.000	09/01/18	286,091
Del Mar Race Track Authority RB Series 2015 (BBB-/NR)
295,000	3.000	10/01/17	296,743
Fontana Redevelopment Agency Tax Allocation Refunding for Jurupa Hills Redevelopment Project Series 1999 A (A/NR)
240,000	5.500	10/01/17	240,672

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
California – (continued)
Golden Empire Schools Financing Authority RB Refunding for Kern High School District Projects Series 2016 (SP-1/MIG1)(c)
$3,000,000	1.410%	05/01/17	$2,999,970
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 A-1 (BBB+/Aaa)
5,225,000	5.000	06/01/17	5,260,164
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2017 A-1 (A/NR)(e)
6,000,000	5.000	06/01/20	6,618,960
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2017 A-1 (BBB+/NR)(e)
5,000,000	5.000	06/01/21	5,621,700
6,000,000	5.000	06/01/22	6,848,700
6,000,000	5.000	06/01/23	6,914,220
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2013 A (ST APPROP) (A+/A1)
4,225,000	3.000	06/01/17	4,240,337
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-1 (B/B1)
15,225,000	4.500	06/01/27	15,259,561
Irvine City Limited Obligation Improvement Bond Reassessment District No. 12-1 Series 2012 Act 1915 (BBB+/NR)
1,215,000	4.000	09/02/17	1,229,228
1,250,000	4.000	09/02/18	1,296,400
1,895,000	4.000	09/02/19	2,001,537
Irvine City Limited Obligation Improvement Bond Reassessment District No. 13-1 Series 2013 (BBB+/NR)
625,000	2.000	09/02/17	627,244
Irvine City Limited Obligation Improvement Bond Reassessment District No. 15-2 Series 2015 (NR/NR)
400,000	3.000	09/02/17	402,364
500,000	4.000	09/02/18	515,505
1,000,000	4.000	09/02/19	1,048,950
725,000	4.000	09/02/20	767,862
775,000	5.000	09/02/21	851,981
Lake Elsinore Public Financing Authority Local Agency RB Refunding for Community Facilities District No. 88-3 Series 2015 B (AGM) (AA/NR)
1,235,000	5.000	09/01/20	1,372,752
Lake Elsinore Public Financing Authority Local Agency RB Refunding Series 2015 (NR/NR)
355,000	3.000	09/01/17	356,807
1,495,000	4.000	09/01/18	1,539,999
1,000,000	4.000	09/01/19	1,044,570
840,000	5.000	09/01/21	927,066
Long Beach California Harbor Revenue Short-Term Notes Series 2014 C (AA/NR)
20,000,000	5.000	11/15/18	21,281,800
Los Angeles Community Redevelopment Agency Tax Allocation for Hollywood Redevelopment Project Series 1998 C (NATL-RE) (AA-/A3)
540,000	5.500	07/01/17	545,033

Municipal Bonds – (continued)
California – (continued)
Los Angeles County Metropolitan Transportation Authority Sales Tax RB Refunding First Tier Senior Series 2011 A (AAA/Aa1)
10,000,000	5.000	07/01/17	10,104,300
Los Angeles County Public Works Financing Authority Lease RB for Multiple Capital Projects II Series 2012 (AA/Aa3)
1,500,000	5.000	08/01/18	1,579,005
Manteca Unified School District Special Tax Community Facilities District No. 1989-2 Series 2013 B (AGM) (AA/A2)
275,000	4.000	09/01/17	278,429
Miramar Ranch North California Special Tax Refunding for Community Facilities District No.1 Series 2012 (A/NR)
1,895,000	4.000	09/01/17	1,918,252
3,075,000	4.000	09/01/19	3,266,449
Modesto Irrigation District RB for Electric System Series 2011 A (A+/A2)
1,000,000	5.000	07/01/17	1,010,090
Mountain View California Shoreline Regional Park Community Tax Allocation Series 2011 A (A/NR)
225,000	4.000	08/01/17	227,200
350,000	5.000	08/01/18	367,721
Murrieta Public Financing Authority Special Tax RB Refunding Series 2012 (BBB-/NR)
1,965,000	5.000	09/01/18	2,058,298
1,000,000	5.000	09/01/19	1,076,460
Natomas Unified School District GO Bonds Refunding Series 2013 (BAM) (AA/A1)
410,000	3.000	09/01/18	421,181
730,000	4.000	09/01/20	791,123
650,000	4.000	09/01/21	714,642
Orange County Sanitation District COPS RB Refunding Certificate Anticipation Notes Series 2016 B (AAA/NR)
21,065,000	2.000	12/15/18	21,447,119
Palm Desert Financing Authority RB Tax Allocation for Project Area No. 1 As Amended Series 2006 A (NATL-RE) (AA-/A3)
700,000	5.250	04/01/20	700,000
Palm Desert Financing Authority Tax Allocation RB Refunding for Housing Set-Aside Series 2007 (NATL-RE) (NR/A3)(a)
100,000	5.000	10/01/17	102,050
Palo Alto Limited Obligation Refunding & Improvement for University Avenue Area Off-Street Parking Assessment District Series 2012 (BBB/NR)
385,000	3.000	09/02/18	392,527
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
355,000	2.000	09/01/17	355,827
450,000	3.000	09/01/18	458,591
650,000	4.000	09/01/20	690,378
380,000	4.000	09/01/22	409,043
Rancho Cucamonga Redevelopment Agency Set Aside Allocation for Rancho Redevelopment Housing Series 2007 A (ETM) (NATL-RE) (AA-/A3)(a)
150,000	5.500	09/01/17	152,867
Roseville Finance Authority Special Tax Revenue Refunding Bonds Series 2012 (A/NR)
1,855,000	3.000	09/01/17	1,870,267

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
California – (continued)
Sacramento City Schools Joint Powers Financing Authority Lease RB Refunding Series 2014 A (BAM) (AA/NR)
$1,000,000	4.000%	03/01/18	$1,028,530
Sacramento County Regional Transit District Farebox RB Series 2012 (ETM) (A-/A3)(a)
250,000	5.000	03/01/18	259,315
730,000	5.000	03/01/19	784,538
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE FGIC) (AA/Aa3)(c)
43,220,000	1.237	12/01/35	38,229,387
Salida Area Public Facilities Financing Agency Community Facilities District No. 1988-1 Special Tax Bonds Series 2011 (AGM) (AA/NR)
1,515,000	3.000	09/01/17	1,528,590
1,310,000	3.000	09/01/18	1,347,217
San Bernardino City Unified School District GO Bonds Refunding Series 2013 A (A/A2)
800,000	5.000	08/01/18	841,048
San Bernardino City Unified School District GO Bonds Refunding Series 2013 A (AGM) (AA/A2)
150,000	5.000	08/01/19	162,688
San Francisco City & County Airport Commission San Francisco International Airport RB Refunding Second Series 2010 D (AGM) (AA/A1)
4,455,000	5.000	05/01/17	4,468,632
San Francisco City & County GO Bonds for Clean & Safe Neighborhood Parks Series 2012 B (AA+/Aa1)
2,750,000	4.000	06/15/19	2,927,980
San Francisco City & County Public Utilities Commission Water RB Refunding Series 2009 A (AA-/Aa3)(a)
19,915,000	5.125	11/01/19	21,947,724
San Francisco City & County Redevelopment Financing Authority Tax Allocation for San Francisco Redevelopment Project Series 2003 B (NATL-RE FGIC) (AA-/A2)
135,000	5.250	08/01/17	135,116
San Francisco City & County Unified School District Election 2016 GO Bonds Series 2017 A (AA-/Aa2)(e)
13,335,000	3.000	06/15/19	13,899,737
San Jacinto Redevelopment Agency Tax Allocation for Redevelopment Project Area Series 2005 (XLCA) (A-/WR)
160,000	3.900	08/01/17	160,394
San Juan Unified School District Election of 2012 GO Bonds Series 2014 B (NR/Aa2)
2,000,000	3.000	08/01/19	2,086,400
San Marcos Public Financing Authority Special Tax RB Refunding Series 2012 (A-/NR)
1,260,000	2.250	09/01/17	1,266,300
1,000,000	4.000	09/01/19	1,061,040
San Ramon Valley Unified School District GO Bonds Series 1998 A (NATL-RE FGIC) (AA/Aa1)(d)
2,000,000	0.000	07/01/18	1,970,080
Simi Valley Community Development Agency Tax Allocation Refunding for Tapo Canyon and West End Project Series 2003 (NATL-RE FGIC) (AA-/A3)
600,000	5.250	09/01/18	601,872

Municipal Bonds – (continued)
California – (continued)
Stockton Public Financing Authority RB Refunding Series 2016 A (A-/NR)
400,000	2.000	09/02/17	401,444
710,000	2.000	09/02/18	717,008
410,000	2.000	09/02/19	415,900
Stockton Unified School District GO Bonds Refunding Series 2012 (AGM) (AA/A2)
400,000	4.000	07/01/17	402,948
1,090,000	5.000	07/01/19	1,177,930
Temecula Public Financing Authority for Wolf Creek Community Facilities District 03-03 Series 2012 Special Tax Refunding Bonds (NR/NR)
600,000	3.000	09/01/17	602,718
Tobacco Securitization Authority Northern California Tobacco Settlement RB Asset-Backed Bonds Series 2005 A-1 (B+/Ba2)
1,160,000	4.750	06/01/23	1,168,897
University of California Regents Medical Center Pooled RB Refunding Series 2007 C-2 (NATL-RE) (AA-/Aa3)(c)
3,500,000	1.306	05/15/30	3,315,305
15,000,000	1.436	05/15/43	12,481,350
Ventura County Capital Appreciation GO Bonds for Conejo Valley Unified School District for Election of 2014 Series A (AGM) (AA/A1)(d)
1,775,000	0.000	08/01/20	1,658,169
Western Riverside Water and Wastewater Financing Authority Local Agency RB Refunding Series 2013 A-1 (BBB+/NR)
525,000	4.000	09/01/17	531,011

			421,910,367

Colorado – 1.0%
Colorado E-470 Public Highway Authority Senior RB Refunding Series 2015 A (A-/A3)
$1,000,000	5.000%	09/01/20	$1,101,740
Colorado Health Facilities Authority RB Refunding for Covenant Retirement Communities, Inc. Series 2015 A (BBB+/NR)
500,000	4.000	12/01/18	515,120
1,000,000	5.000	12/01/20	1,082,780
Denver Colorada City & County Board Water Commissioners RB Refunding for Master Resolution Water Series 2016 A (AAA/Aaa)
2,770,000	5.000	09/15/21	3,187,882
Denver Colorada City & County Board Water Commissioners RB Refunding for Master Resolution Water Series 2016 B (AAA/Aaa)
2,655,000	5.000	09/15/21	3,055,533
Denver Colorado Health and Hospital Authority Healthcare RB Series 2007 B (BBB/NR)(c)
16,355,000	1.807	12/01/33	15,283,911
E-470 Public Highway Authority Senior RB Series 2017 A (A-/A3)(b)
5,250,000	1.559	09/01/19	5,260,238
Larimer County School District No. R-1 GO Refunding and Improvement Bonds Series 2012 (ST AID WITHHLDG) (NR/Aa2)
1,000,000	2.000	12/15/17	1,008,080

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Colorado – (continued)
University of Colorado Hospital Authority RB Series 2017 C-1 (AA-/Aa3)(b)
$6,360,000	4.000%	03/01/20	$6,732,696
University of Colorado Hospital Authority RB Series 2017 C-2 (AA-/Aa3)(b)
7,215,000	5.000	03/01/22	8,181,954

			45,409,934

Connecticut – 1.5%
Connecticut State GO Bonds Series 2013 A (AA-/Aa3)(c)
2,000,000	1.330	03/01/18	1,997,840
Connecticut State GO Bonds Series 2013 C (AA-/Aa3)
7,555,000	5.000	07/15/19	8,158,947
Connecticut State GO Bonds Series 2015 C (AA-/Aa3)(c)
10,000,000	1.710	06/15/20	10,006,800
Connecticut State GO Bonds Series 2016 D (AA-/Aa3)
12,490,000	5.000	08/15/20	13,817,812
Connecticut State GO Refunding Bonds Series 2017 B (AA-/Aa3)(e)
18,110,000	3.000	04/15/22	18,817,014
Connecticut State Health & Educational Facilities Authority RB for Sacred Heart University Series 2012 H (AGM) (AA/A2)
1,000,000	2.000	07/01/17	1,002,080
1,260,000	4.000	07/01/18	1,301,971
New Haven GO Bonds Refunding Series 2015 B (BAM) (AA/Baa1)
6,115,000	5.000	08/15/21	6,777,438
Town of Hamden GO Refunding Bonds Series 2013 (A+/Baa1)
1,685,000	5.000	08/15/18	1,764,599
2,000,000	5.000	08/15/19	2,147,260
West Haven GO Refunding Bonds Series 2012 (AGM) (AA/A2)
2,000,000	4.000	08/01/17	2,017,260
2,100,000	4.000	08/01/18	2,169,279

			69,978,300

Delaware – 0.1%
Delaware Transportation Authority Transportation System Senior RB Refunding Series 2010 A (AA+/Aa2)
1,900,000	5.000	07/01/19	2,063,400
New Castle County GO Bonds Refunding Series 2015 (AAA/Aaa)
1,000,000	5.000	10/01/20	1,125,070
Sussex County Delaware GO Bonds Refunding Series 2012 A (AA+/Aa1)
865,000	3.000	09/15/17	873,581
Sussex County Delaware GO Bonds Refunding Series 2012 B (AA+/Aa1)
1,435,000	4.000	09/15/17	1,455,578

			5,517,629

Florida – 3.3%
Anthem Park Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (BBB-/NR)
310,000	2.000	05/01/17	310,105
315,000	2.000	05/01/18	314,200
320,000	2.000	05/01/19	316,976
325,000	2.000	05/01/20	320,317

Municipal Bonds – (continued)
Florida – (continued)
335,000	2.250	05/01/21	325,808
340,000	2.250	05/01/22	324,676
350,000	2.500	05/01/23	331,551
Atlantic Beach Health Care Facilities RB Refunding for Fleet Landing Project Series 2013 A (BBB/NR)
970,000	4.000	11/15/18	1,000,904
Avelar Creek Community Development District Special Assessment Refunding Series 2016 (BBB+/NR)
140,000	2.000	05/01/17	140,056
160,000	2.000	05/01/18	160,286
165,000	2.000	05/01/19	164,201
170,000	2.000	05/01/20	167,401
170,000	2.000	05/01/21	165,310
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (BBB+/NR)
560,000	1.500	05/01/17	559,910
570,000	2.000	05/01/18	569,037
580,000	2.300	05/01/19	578,016
600,000	2.600	05/01/20	596,832
615,000	3.000	05/01/21	615,929
500,000	3.125	05/01/22	497,325
500,000	3.250	05/01/23	495,635
Bay Laurel Center Community Development District Special Assessment RB Refunding Series 2016 Candler (BBB+/NR)
55,000	2.000	05/01/17	55,017
125,000	2.000	05/01/18	125,237
130,000	2.000	05/01/19	129,554
130,000	2.250	05/01/20	129,349
135,000	2.250	05/01/21	133,082
135,000	2.250	05/01/22	131,198
Century Gardens at Tamiami Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
170,000	2.000	05/01/17	170,066
210,000	2.000	05/01/18	210,244
215,000	2.000	05/01/19	213,917
220,000	2.000	05/01/20	216,572
225,000	2.250	05/01/21	220,862
Century Parc Community Development District Special Assessment Refunding Series 2012 (A-/NR)
185,000	2.750	11/01/17	185,050
190,000	3.000	11/01/18	190,317
195,000	3.250	11/01/19	196,340
CityPlace Community Development District Special Assessment RB Refunding Series 2012 (A/NR)
615,000	5.000	05/01/17	616,457
1,375,000	5.000	05/01/18	1,420,004
1,890,000	5.000	05/01/19	1,997,390
Concord Station Community Development District Capital Improvement RB Refunding Senior Lien Series 2016 A-1 (BBB-/NR)
780,000	2.000	05/01/17	780,179
795,000	2.000	05/01/18	794,658
810,000	2.000	05/01/19	805,594
830,000	2.000	05/01/20	816,587

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
$845,000	2.000%	05/01/21	$819,143
860,000	2.125	05/01/22	823,261
Coronado Community Development District Special Assessment Refunding & Improvement Bonds Series 2017 (BBB/NR)(e)
114,000	2.125	05/01/18	114,390
117,000	2.125	05/01/19	117,294
119,000	2.375	05/01/20	119,908
122,000	2.625	05/01/21	122,847
126,000	2.750	05/01/22	126,045
Country Walk Community Development District Special Assessment Senior Lien RB Refunding Series 2015 A-1 (BBB+/NR)
175,000	1.500	05/01/17	174,945
180,000	2.250	05/01/18	179,714
185,000	2.500	05/01/19	184,258
185,000	2.750	05/01/20	184,349
Double Branch Community Development District Special Assessment Refunding Senior Lien Series 2013 A-1 (A-/NR)
500,000	2.125	05/01/17	499,935
250,000	2.400	05/01/18	249,812
250,000	2.700	05/01/19	250,098
250,000	3.000	05/01/20	251,385
Durbin Crossing Community Development District Special Assessment Refunding Senior Series 2017 A-1 (AGM) (AA/NR)
1,415,000	2.000	05/01/18	1,422,033
1,445,000	2.000	05/01/19	1,456,733
1,475,000	2.000	05/01/20	1,481,136
1,505,000	2.125	05/01/21	1,507,032
Fishhawk Community Development District II Special Assessment Refunding Series 2013 A (A-/NR)
360,000	2.100	05/01/17	359,856
Florida Higher Educational Facilities Financing Authority RB for Nova Southeastern University Project Series 2012 A (A-/Baa1)
825,000	3.000	04/01/17	825,000
500,000	5.000	04/01/18	519,025
500,000	5.000	04/01/19	533,350
Florida State Full Faith and Credit State Board of Education Public Education Capital Outlay Tax-Exempt Bonds Series 2008 C (AAA/Aa1)
2,990,000	5.000	06/01/20	3,237,004
Florida State Full Faith and Credit State Board of Education Public Education Capital Outlay Tax-Exempt Bonds Series 2011 A (AAA/Aa1)
5,810,000	5.000	06/01/21	6,451,424
Florida State Municipal Power Agency RB Refunding for St. Lucie Project Series 2002-1 (AMBAC) (A/A2)(b)
1,500,000	1.593	10/01/21	1,438,764
Florida State Municipal Power Agency RB Refunding for St. Lucie Project Series 2002-2 (AMBAC) (A/A2)(c)
5,550,000	1.383	10/01/21	5,323,427
Florida State Municipal Power Agency RB Refunding for St. Lucie Project Series 2002-3 (AMBAC) (A/A2)(c)
1,425,000	1.383	10/01/21	1,366,826

Municipal Bonds – (continued)
Florida – (continued)
Fontainbleau Lakes Community Development District Special Assessment RB Refunding Series 2016 (BBB+/NR)
205,000	2.000	05/01/17	205,074
215,000	2.000	05/01/18	215,295
220,000	2.000	05/01/19	219,245
225,000	2.000	05/01/20	222,545
230,000	2.000	05/01/21	224,524
235,000	2.500	05/01/22	230,920
245,000	2.500	05/01/23	236,653
245,000	2.500	05/01/24	232,128
255,000	2.750	05/01/25	240,100
260,000	3.000	05/01/26	245,118
Heritage Landing Community Development District Special Assessment Refunding Series 2015 (BBB/NR)
500,000	2.250	05/01/17	500,085
415,000	2.000	05/01/18	413,033
425,000	2.250	05/01/19	420,576
535,000	2.500	05/01/20	527,510
Highlands Community Development District Special Assessment Refunding Series 2016 (BBB-/NR)
255,000	2.000	05/01/17	255,087
275,000	2.000	05/01/18	275,434
280,000	2.000	05/01/19	278,869
285,000	2.250	05/01/20	283,071
290,000	2.250	05/01/21	285,218
295,000	2.250	05/01/22	283,176
305,000	2.500	05/01/23	291,995
315,000	2.750	05/01/24	303,181
320,000	3.000	05/01/25	306,432
Lakeland Hospital RB for Lakeland Regional Health System Series 2011 (NR/A2)
6,315,000	5.000	11/15/17	6,468,454
6,250,000	5.000	11/15/18	6,630,875
Mediterra South Community Development District Capital Improvement RB Refunding Series 2012 (A-/NR)
270,000	3.600	05/01/17	270,240
285,000	3.800	05/01/18	288,831
Miami Beach Health Facilities Authority Hospital RB Refunding for Mount Sinai Medical Center Series 2012 (BBB+/Baa1)
1,750,000	4.000	11/15/17	1,773,380
2,220,000	4.000	11/15/18	2,294,303
Miami Special Obligation Non-Ad Valorem RB for Port of Miami Tunnel Project Series 2012 (A+/A1)(f)
2,300,000	4.000	03/01/18	2,361,824
2,390,000	5.000	03/01/19	2,559,618
2,510,000	5.000	03/01/20	2,752,065
2,635,000	5.000	03/01/21	2,954,757
2,770,000	5.000	03/01/22	3,156,415
Miami-Dade County Aviation RB for Miami International Airport Series 2007 A (AMT) (NATL-RE) (AA-/A2)
15,000,000	5.000	10/01/39	15,208,200
Miami-Dade County IDA Solid Waste Disposal RB for Waste Management Inc. Project Series 2006 (A-/NR)
2,000,000	1.500	10/01/18	2,007,060

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
Orlando Florida Capital Improvement Special RB Refunding Series 2016 B (AA/Aa2)
$1,525,000	5.000%	10/01/21	$1,747,299
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (A-/NR)
1,180,000	5.000	04/01/17	1,180,000
1,245,000	5.000	04/01/18	1,282,500
1,305,000	5.000	04/01/19	1,377,036
1,375,000	5.000	04/01/20	1,480,806
Orlando Utilities Commission, Utility System RB Refunding Series 2017 A (AA/Aa2)(b)
7,340,000	3.000	10/01/20	7,694,962
Osceola County School Board COPS Series 2013 A (A/Aa3)
500,000	4.000	06/01/17	502,500
Palm Beach County Health Facilities Authority Hospital RB Refunding for Jupiter Medical Center, Inc. Project Series 2013 A (BBB+/Baa2)
720,000	4.000	11/01/17	729,259
630,000	4.000	11/01/18	650,488
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2016 (BBB/NR)
360,000	2.000	05/01/17	360,086
475,000	2.000	05/01/18	475,499
485,000	2.000	05/01/19	483,531
Parklands Lee Community Development District Special Assessment Refunding Senior Lien Series 2013 A-1 (A/NR)
130,000	2.125	05/01/17	129,960
135,000	2.250	05/01/18	134,361
140,000	2.875	05/01/19	139,454
Portofino Isles Community Development District Special Assessment Refunding Series 2013 (BBB-/NR)
220,000	2.250	05/01/17	219,950
225,000	2.625	05/01/18	224,678
230,000	3.000	05/01/19	230,363
Reunion East Community Development District Special Assessment Refunding Series 2015 A (NR/NR)
2,525,000	4.000	05/01/20	2,572,268
River Bend Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (BBB+/NR)
320,000	2.000	05/01/17	320,109
355,000	2.000	05/01/18	355,749
360,000	2.000	05/01/19	358,909
365,000	2.000	05/01/20	360,379
375,000	2.000	05/01/21	365,220
385,000	2.500	05/01/22	374,936
395,000	2.500	05/01/23	379,212
405,000	2.500	05/01/24	383,478
415,000	2.750	05/01/25	391,590
425,000	3.000	05/01/26	400,359
Sausalito Bay Community Development District Special Assessment Refunding Series 2013 (A-/NR)
90,000	2.125	05/01/17	89,974
95,000	2.500	05/01/18	94,740
90,000	2.750	05/01/19	89,711
100,000	3.000	05/01/20	99,215

Municipal Bonds – (continued)
Florida – (continued)
South Fork East Community Development District Capital Improvement RB Refunding Series 2017 (BBB/NR)
215,000	2.000	05/01/18	215,613
380,000	2.125	05/01/19	380,456
390,000	2.250	05/01/20	389,536
400,000	2.625	05/01/21	400,532
405,000	2.875	05/01/22	406,041
South Kendall Community Development District Special Assessment Refunding Series 2016 (BBB-/NR)
280,000	2.000	11/01/17	280,669
320,000	2.000	11/01/18	320,688
325,000	2.000	11/01/19	323,300
330,000	2.250	11/01/20	327,307
330,000	2.250	11/01/21	323,790
335,000	2.250	11/01/22	320,196
South Village Community Development District Capital Improvement and Special Assessment Refunding Senior Lien Series 2016 A-1 (BBB/NR)
290,000	2.000	05/01/17	290,067
295,000	2.000	05/01/18	295,310
300,000	2.000	05/01/19	298,608
310,000	2.000	05/01/20	305,802
100,000	2.000	05/01/21	97,657
100,000	2.125	05/01/22	95,819
100,000	2.375	05/01/23	95,106
100,000	2.500	05/01/24	94,868
100,000	2.750	05/01/25	95,239
100,000	3.000	05/01/26	96,065
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2012 (BBB-/NR)
320,000	3.750	05/01/17	320,294
330,000	4.000	05/01/18	334,884
345,000	4.125	05/01/19	354,346
375,000	4.375	05/01/21	394,913
390,000	4.500	05/01/22	412,058
Spicewood Community Development District Special Assessment Refunding Series 2013 (BBB+/NR)
110,000	2.250	05/01/17	110,040
110,000	2.500	05/01/18	110,533
115,000	2.875	05/01/19	116,190
Stonebrier Community Development District Special Assessment Refunding Series 2016 (A-/NR)
200,000	2.000	05/01/17	200,106
240,000	2.000	05/01/18	241,066
245,000	2.000	05/01/19	245,196
250,000	2.000	05/01/20	249,997
255,000	2.250	05/01/21	254,702
260,000	2.250	05/01/22	256,919
Talis Park Community Development District Capital Improvement RB Refunding Senior Series 2016 A-1 (BBB+/NR)
160,000	2.000	05/01/17	160,059
170,000	2.000	05/01/18	170,197
175,000	2.000	05/01/19	174,575
175,000	2.000	05/01/20	173,091

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
$180,000	2.250%	05/01/21	$179,169
185,000	2.250	05/01/22	179,620
Tampa Tax Allocation RB Refunding Cigarette – H. Lee Moffitt Cancer Center Series 2012 A (A+/A1)
425,000	4.000	09/01/17	430,508
Trails at Monterey Community Development District Special Assessment Refunding Series 2012 (A-/NR)
105,000	2.750	05/01/17	104,993
110,000	3.000	05/01/18	110,010
110,000	3.250	05/01/19	110,349
115,000	3.500	05/01/20	114,998
115,000	3.750	05/01/21	114,567
125,000	3.875	05/01/22	124,172
125,000	4.000	05/01/23	123,934
135,000	4.125	05/01/24	134,873
140,000	4.150	05/01/25	139,332
145,000	4.250	05/01/26	145,390
Turnbull Creek Community Development District Senior Special Assessment Refunding Series 2015 A-1 (BBB/NR)
415,000	2.300	05/01/19	413,165
125,000	2.600	05/01/20	124,889
Two Creeks Community Development District RB Refunding for Capital Improvement Senior Lien Series 2016 A-1 (BBB-/NR)
170,000	2.000	05/01/17	169,995
170,000	2.000	05/01/18	169,516
175,000	2.000	05/01/19	173,243
175,000	2.000	05/01/20	171,157
360,000	2.250	05/01/21	349,718
Venetian Isles Community Development District Special Assessment RB Refunding Series 2013 (A+/NR)
225,000	2.125	05/01/17	225,198
230,000	2.500	05/01/18	233,570
235,000	2.875	05/01/19	239,824
240,000	3.000	05/01/20	246,391
Village Community Development District No. 10 Special Assessment RB Series 2012 (NR/NR)
1,155,000	4.500	05/01/23	1,211,514
Village Community Development District No. 7 Special Assessment RB Refunding Series 2015 (A/NR)
1,185,000	3.000	05/01/17	1,186,304
1,450,000	3.000	05/01/19	1,478,391
Vizcaya In Kendall Community Development District Special Assessment Bonds Series 2016 (BBB-/NR)
185,000	2.000	11/01/17	185,452
195,000	2.000	11/01/18	195,269
195,000	2.000	11/01/19	193,738
200,000	2.250	11/01/20	198,232
205,000	2.250	11/01/21	200,968
210,000	2.250	11/01/22	201,031
215,000	2.500	11/01/23	205,400
Waters Edge Community Development District Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
365,000	2.500	05/01/17	365,161
375,000	2.500	05/01/18	376,065
385,000	2.000	05/01/19	380,365

Municipal Bonds – (continued)
Florida – (continued)
390,000	2.375	05/01/20	384,017
400,000	2.625	05/01/21	393,380
Wyndam Park Community Development District Special Assessment Refunding Series 2013 (A-/NR)
90,000	2.125	05/01/17	89,994
95,000	2.250	05/01/18	94,749
95,000	2.875	05/01/19	95,484

			150,426,945

Georgia – 4.5%
Atlanta Water & Wastewater RB Refunding Series 2009 A (AA-/Aa2)(a)
9,145,000	6.000	11/01/19	10,255,935
City of Augusta GO Bonds Series 2016 (NR/Aa2)
12,810,000	5.000	10/01/19	13,983,524
12,135,000	5.000	10/01/20	13,599,816
Cobb County Kennestone Hospital Authority RB Refunding Anticipation Certificates Series 2012 (A/A2)
790,000	4.000	04/01/17	790,000
De Kalb County School District GO Sales Tax Bonds Series 2017 (ST AID WITHHLDG) (AA+/Aa1)
34,820,000	4.000	10/01/20	37,916,891
31,115,000	4.000	10/01/21	34,379,897
18,845,000	4.000	10/01/22	21,054,764
Dougherty County School District Sales Tax GO Bonds for Georgia State Aid Intercept Program Series 2013 (ST AID WITHHLDG) (NR/Aa1)
2,055,000	5.000	12/01/17	2,110,896
Fulton County Development Authority RB Refunding for Spelman College Series 2012 (NR/A1)
1,010,000	4.000	06/01/18	1,044,118
Georgia State GO Bonds Refunding Series 2011 E-2 (AAA/Aaa)
11,495,000	4.000	09/01/17	11,645,929
9,265,000	5.000	09/01/21	10,663,644
Gwinnett County School District Sales Tax GO Bonds Series 2012 A (AAA/Aaa)
15,765,000	4.500	10/01/17	16,053,657
Jackson County School District GO Bonds Refunding Series 2012 (ST AID WITHHLDG) (AA+/Aa2)
4,215,000	5.000	03/01/18	4,371,250
Metropolitan Atlanta Rapid Transit Authority RB Series 2000 A (AAA/Aa1)(b)
7,700,000	1.210	07/01/17	7,700,000
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Property V, LLC Project Series 2007 (AMBAC) (A+/WR)(c)
13,905,000	1.269	10/01/24	13,627,317
Public Gas Partners Inc., Gas Project RB for Gas Supply Pool No. 1 Series 2009 A (A+/WR)
5,950,000	5.000	10/01/19	6,409,876
Richmond County Board of Education GO Bonds for Sales Tax Series 2012 (ST AID WITHHLDG) (AA+/Aa1)
2,000,000	3.000	10/01/17	2,021,820

			207,629,334

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Guam – 0.1%
Guam Government Limited Obligation RB Section 30 Series 2016 A (BBB+/NR)
$355,000	5.000%	12/01/17	$362,998
1,000,000	5.000	12/01/18	1,053,120
1,500,000	5.000	12/01/19	1,619,010
Guam Government Privilege Special Tax Refunding Bonds Series 2015 D (A/NR)
265,000	4.000	11/15/18	273,186
1,525,000	5.000	11/15/21	1,671,567
Guam Waterworks Authority RB for Water & Wastewater System Series 2016 (A-/Baa2)
310,000	5.000	07/01/21	335,904
500,000	5.000	07/01/22	546,110

			5,861,895

Hawaii – 0.6%
Hawaii State GO Refunding Bonds Series 2016 FH (AA+/Aa1)
15,000,000	3.000	10/01/21	15,939,600
Honolulu City and County GO Bonds Series C (AA+/Aa1)
10,220,000	4.000	10/01/19	10,932,641

			26,872,241

Idaho – 0.0%
Boise City Independent School District GO Bonds Refunding Series 2012 B (AA/Aa1)
2,095,000	4.000	08/01/18	2,179,031

Illinois – 9.3%
Chicago Illinois Board of Education Dedicated Revenues Series 2007 D (AGM) (AA/A2)
5,000,000	5.000	12/01/21	5,086,550
Chicago Illinois Board of Education GO Bonds Refunding Series 1999 A (NATL-RE FGIC) (AA-/A3)(d)
1,070,000	0.000	12/01/17	1,049,585
6,595,000	0.000	12/01/19	6,045,966
Chicago Illinois Board of Education GO Bonds Refunding Series 2015 A (B/NR)(c)
29,135,000	9.000	03/01/32	28,926,976
Chicago Illinois Board of Education GO Bonds Series 1999 A (NATL-RE-IBC FGIC) (AA-/A3)
1,575,000	5.250	12/01/20	1,684,919
Chicago Illinois Capital Appreciation GO Bonds Refunding and Project Series C (BBB+/Ba1)(d)
4,645,000	0.000	01/01/23	3,481,056
Chicago Illinois Emergency Telephone System GO Bonds Refunding Series 1999 (NATL-RE) (AA-/A3)
9,750,000	5.500	01/01/23	10,617,945
Chicago Illinois GO Bonds Project and Refunding RMKT 05/29/15 Series 2003 B (BBB+/Ba1)
2,000,000	5.000	01/01/23	2,023,720
Chicago Illinois GO Bonds Project and Refunding Series 2009 A (BBB+/Ba1)
5,400,000	5.000	01/01/22	5,429,754
Chicago Illinois GO Bonds Project and Refunding Series 2014 A (BBB+/Ba1)
2,075,000	5.000	01/01/22	2,094,007

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois GO Bonds Refunding Capital Appreciation Series 2007 C (NATL-RE) (AA-/A3)
5,000,000	5.000	01/01/30	5,110,050
Chicago Illinois GO Bonds Refunding Series 2012 C (BBB+/Ba1)
14,345,000	5.000	01/01/22	14,476,400
Chicago Illinois GO Bonds Refunding Series 2015 C (BBB+/NR)
1,350,000	5.000	01/01/20	1,372,680
2,000,000	5.000	01/01/21	2,033,240
16,000,000	5.000	01/01/22	16,146,560
13,250,000	5.000	01/01/23	13,407,145
Chicago Illinois Midway Airport Second Lien RB Refunding Series 2014 B (A/A3)
400,000	5.000	01/01/19	426,000
Chicago Illinois Modern Schools Across Chicago Program GO Bonds Series 2010 A (BBB+/Ba1)
6,450,000	4.000	12/01/17	6,497,665
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2015 B (A/NR)
4,000,000	5.000	01/01/21	4,486,920
Chicago Illinois Sales Tax Refunding RMKT 06/09/15 Series 2002 (AA/NR)
1,250,000	5.000	01/01/21	1,350,150
Chicago Illinois Wastewater Transmission RB Refunding Second Lien Project Series 2008 C (A/NR)
1,000,000	5.000	01/01/21	1,089,420
Chicago Illinois Water RB Refunding Second Lien Project RMKT 05/23/16 Series 2004 (A/NR)
2,500,000	5.000	11/01/20	2,741,875
Cook County Illinois GO Refunding Bonds Series 2012 C (AA-/A2)
1,500,000	5.000	11/15/19	1,614,690
1,000,000	4.000	11/15/20	1,063,210
Glenview GO Refunding Bonds Series 2012 B (NR/Aaa)
1,365,000	4.000	12/01/18	1,429,524
Illinois Educational Facilities Authority RB for University of Chicago Series 2001 B-2 (AA-/Aa2)(b)
6,000,000	1.550	02/13/20	5,958,360
Illinois Finance Authority RB Refunding for Illinois Wesleyan University Series 2016 (A-/Baa1)
220,000	4.000	09/01/17	222,248
255,000	4.000	09/01/20	270,407
500,000	4.000	09/01/21	532,815
Illinois State Build Illinois Sales Tax RB Series 2011 (AAA/NR)
2,385,000	4.000	06/15/17	2,398,642
Illinois State GO Bonds First Series 2001 (NATL-RE) (AA-/A3)
3,000,000	5.500	08/01/17	3,036,090
Illinois State GO Bonds Refunding Series 2009 A (BBB/Baa2)
16,000,000	4.000	09/01/20	16,229,280
Illinois State GO Bonds Refunding Series 2010 (BBB/Baa2)
18,505,000	5.000	01/01/18	18,931,726
16,490,000	5.000	01/01/20	17,305,925
Illinois State GO Bonds Refunding Series 2012 (BBB/Baa2)
6,970,000	5.000	08/01/17	7,042,697
7,295,000	5.000	08/01/19	7,624,661
10,925,000	5.000	08/01/20	11,564,440

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Illinois – (continued)
Illinois State GO Bonds Refunding Series 2016 (BBB/Baa2)
$20,000,000	5.000%	02/01/20	$21,007,400
25,110,000	5.000	02/01/21	26,500,592
5,000,000	5.000	02/01/22	5,279,900
Illinois State GO Bonds Series 2012 (BBB/Baa2)
14,360,000	4.000	01/01/19	14,632,840
2,445,000	5.000	03/01/19	2,539,450
Illinois State GO Bonds Series 2012 A (BBB/Baa2)
10,085,000	3.000	01/01/18	10,170,319
Illinois State GO Bonds Series 2013 (BBB/Baa2)
9,070,000	5.000	07/01/17	9,140,111
3,645,000	5.000	07/01/19	3,804,760
3,990,000	5.500	07/01/24	4,303,614
Illinois State GO Bonds Series 2013 A (BBB/Baa2)
2,250,000	5.000	04/01/17	2,250,000
Illinois State GO Bonds Series 2014 (BBB/Baa2)
9,155,000	5.000	04/01/17	9,155,000
3,450,000	4.000	02/01/18	3,509,616
3,730,000	5.000	02/01/19	3,868,570
Illinois State Sales Tax RB Junior Obligation Series 2016 A (AAA/NR)
1,475,000	5.000	06/15/22	1,675,851
Illinois State Sales Tax RB Refunding Junior Obligation Series 2016 C (AAA/NR)
675,000	4.000	06/15/21	729,040
2,875,000	5.000	06/15/22	3,266,489
Illinois State Sales Tax RB Refunding Junior Obligation Series 2016 D (AAA/NR)
3,185,000	4.000	06/15/21	3,439,991
Illinois Unemployment Insurance Fund Building Receipts RB Series 2012 B (AA/NR)
3,555,000	5.000	12/15/17	3,559,444
McHenry and Lake County Community Highschool No. 156 GO Bonds Refunding Series 2013 (NR/Aa2)
2,690,000	3.000	02/01/18	2,735,703
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 1993 A (NATL-RE) (AA-/A3)(d)
2,505,000	0.000	06/15/18	2,440,371
Quad Cities Regional Economic Development Authority RB for Augustana College Series 2012 (NR/Baa1)
840,000	3.000	10/01/17	843,452
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2010 (A/NR)
10,000,000	5.000	06/01/17	10,056,600
Regional Transportation Authority Illinois GO Refunding Series 2011 A (AGM) (GO OF AUTH) (AA/Aa3)
13,545,000	5.000	06/01/17	13,632,501
Springfield Electric RB Refunding Senior Lien Series 2015 (A/A3)
2,000,000	5.000	03/01/21	2,229,880
University of Illinois Board Trustees COP RB Refunding Series 2016 A (A+/Aa3)
13,775,000	2.000	08/15/17	13,825,968
5,250,000	5.000	08/15/20	5,768,385
5,000,000	5.000	08/15/21	5,583,450

Municipal Bonds – (continued)
Illinois – (continued)
Will & Kendall Counties Community Consolidated School District No. 202 GO Refunding Bonds Series 2017 (NR/Aa2)
9,650,000	2.000	01/01/19	9,755,668

			426,508,263

Indiana – 0.5%
City of Whiting Environmental Facilities RB for BP Products North America, Inc. Project Series 2008 (A-/A2)(b)
15,000,000	1.850	10/01/19	15,025,500
Delaware County Indiana Hospital Authority RB Refunding for Ball Memorial Hospital, Inc. Obligated Group Series 2009 A (ETM) (NR/WR)(a)
1,085,000	5.500	08/01/17	1,101,362
4,585,000	5.625	08/01/18	4,864,043
Indiana Finance Authority Hospital RB for Indiana University Health Obligated Group Series 2012 A (A/A2)
520,000	5.000	05/01/17	521,513
855,000	5.000	05/01/20	938,559
Indiana Finance Authority RB for Community Foundation of Northwest Indiana Obligated Group Series 2012 (A+/NR)
800,000	5.000	03/01/18	828,696
500,000	5.000	03/01/19	535,880
650,000	5.000	03/01/20	701,324

			24,516,877

Iowa – 0.1%
Iowa Finance Authority Health Facilities RB for Mercy Medical Center Projects Series 2012 (A/A2)
1,400,000	4.000	08/15/17	1,412,838
Iowa Finance Authority State Revolving Fund RB Series 2013 (AAA/Aaa)
1,000,000	5.000	08/01/18	1,051,990
Iowa State University of Science and Technology RB Refunding for Memorial Union Series 2013 (AA/Aa2)
1,055,000	1.500	07/01/17	1,056,783

			3,521,611

Kansas – 0.6%
Johnson County Public Building Commission RB Refunding for Kansas Lease Purchase Series 2015 B (AAA/Aaa)
2,735,000	2.000	09/01/19	2,786,063
3,810,000	2.000	09/01/20	3,880,637
Johnson County Unified School District No. 229 GO Bonds for Kansas Blue Valley Series 2015 B (AA+/Aaa)
8,125,000	5.000	10/01/19	8,888,262
Sedgwick County Kansas Unified School District No. 259 GO Bonds Refunding and Improvement Series 2015 A (NR/Aa2)
3,455,000	4.000	10/01/20	3,754,894
3,000,000	4.000	10/01/21	3,301,080
Wichita GO Refunding Bonds Series 2012 A (AA+/Aa1)
2,585,000	4.000	09/01/19	2,755,455
Wichita GO Sales Tax Bonds Series 2012 D (AA+/Aa1)
1,130,000	3.000	10/01/19	1,179,155

			26,545,546

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Kentucky – 1.3%
Kentucky Public Transportation Infrastructure Authority Subordinate Toll Revenue BANS for Downtown Crossing Project Series 2013 A (BBB-/Baa3)
$15,000,000	5.000%	07/01/17	$15,120,300
Kentucky State Property and Buildings Commission for Project 100 RB Refunding Series 2011 A (A/Aa3)
5,040,000	4.000	08/01/17	5,091,408
Kentucky State Property and Buildings Commission for Project 99 RB Refunding Series 2010 A (A/Aa3)
4,480,000	5.000	11/01/18	4,742,886
Kentucky State Turnpike Authority Economic Development Road RB Refunding for Revitalization Projects Series 2016 A (AA-/Aa2)
950,000	2.000	07/01/20	964,051
Louisville & Jefferson County Metro Government Environmental Facilities RB Refunding for Louisville Gas and Electric Company Project Series 2003 A (A/A1)(b)
10,000,000	1.150	06/01/17	10,003,400
Louisville & Jefferson County Metro Government Health System RB for Norton Healthcare, Inc. Series 2016 A (A-/NR)
625,000	5.000	10/01/19	672,512
550,000	5.000	10/01/20	604,945
Louisville & Jefferson County PCRB for Louisville Gas & Electric Company Project RMKT 04/03/17 Series 2003 A (NR/A1)(b)
6,000,000	1.500	04/01/19	6,003,540
Trimble County Kentucky Pollution Control RB for Gas and Electric Company Project Series 2001 A (A/A1)(b)
6,000,000	1.050	03/01/18	5,988,120
University of Kentucky General Receipts RB Refunding Series 2015 B (AA/Aa2)
3,730,000	5.000	10/01/18	3,947,646
University of Kentucky General Receipts RB Refunding Series 2015 C (AA/Aa2)
1,705,000	4.000	10/01/18	1,779,372
University of Louisville General Receipts RB Refunding Series 2016 C (AA-/Aa3)
4,680,000	3.000	09/01/21	4,939,178

			59,857,358

Louisiana – 0.6%
City of Shreveport Louisiana Water and Sewer RB Refunding Series 2014 A (BAM) (AA/A3)
3,000,000	5.000	12/01/19	3,278,040
Ernest N. Morial New Orleans Exhibition Hall Authority Special Tax Refunding Bonds Series 2012 (AA+/A1)
375,000	2.000	07/15/17	376,106
1,740,000	4.000	07/15/17	1,754,755
680,000	2.000	07/15/18	687,222
1,040,000	4.000	07/15/18	1,077,336
1,000,000	5.000	07/15/19	1,082,050
Jefferson Parish Sales Tax RB Refunding School Series 2012 (AA/NR)
1,565,000	3.000	02/01/18	1,590,416

Municipal Bonds – (continued)
Louisiana – (continued)
Louisiana Local Government Environmental Facilities and Community Development Authority RB Refunding for Ragin’ Cajun Facilities, Inc. – Student Housing & Parking Project Series 2017 (AGM) (AA/NR)(e)
735,000	2.250	10/01/21	740,983
815,000	5.000	10/01/21	916,476
800,000	2.500	10/01/22	807,984
950,000	5.000	10/01/22	1,080,463
Louisiana Public Facilities Authority RB for Hurricane Recovery Program Series 2007 (AGC-ICC) (AMBAC) (AA/A1)(a)
8,250,000	5.000	06/01/17	8,303,625
New Orleans Audubon Commission for Aquarium Tax Bonds Series 2011 (A/NR)
2,825,000	5.000	10/01/17	2,879,833
New Orleans GO Bonds Refunding Series 2012 (AA-/A3)
4,030,000	4.000	12/01/17	4,106,086

			28,681,375

Maine – 0.1%
Maine Governmental Facilities Authority Lease Rental RB Series 2015 B (AA-/Aa3)
685,000	5.000	10/01/19	744,232
1,985,000	4.000	10/01/20	2,142,510
1,345,000	4.000	10/01/21	1,467,193

			4,353,935

Maryland – 3.3%
Carroll County Maryland Consolidated Public Improvement and Refunding Bonds Series 2011 (AAA/Aa1)
2,075,000	5.000	11/01/17	2,124,033
3,055,000	4.000	11/01/18	3,198,096
Charles County Maryland GO Bonds Refunding Series 2011 (AAA/Aaa)
5,405,000	4.000	11/01/17	5,502,290
City of Baltimore Revenue Bonds for Water Projects Series 2002 Subseries B (NATL-RE FGIC) (AA/Aa2)(c)
11,350,000	1.247	07/01/37	10,166,058
City of Baltimore Revenue Bonds for Water Projects Series 2002 Subseries C (AA-/Aa3)(c)
7,025,000	1.247	07/01/37	6,269,511
County of Baltimore GO Bonds for Consolidated Public Improvement Series 2017 (AAA/Aaa)
2,825,000	5.000	03/01/23	3,332,737
Maryland State Department of Transportation Consolidated RB Series 2013 (AAA/Aa1)
6,965,000	4.000	02/15/20	7,511,822
Maryland State Economic Development Corporation Student Housing RB Refunding for University of Maryland College Park Projects Series 2016 (AGM) (AA/A2)
600,000	4.000	06/01/19	632,742
600,000	4.000	06/01/20	642,594
660,000	4.000	06/01/21	716,767
Maryland State GO Bonds for State and Local Facilities Loan Second Series 2014 C (AAA/Aaa)
58,585,000	5.000	08/01/21	67,293,074

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Maryland – (continued)
Maryland State GO Bonds for State and Local Facilities Loan Series 2012 B (AAA/Aaa)
$8,980,000	5.000%	03/15/20	$9,964,298
Maryland State GO Bonds for State and Local Facilities Loan Series 2013 B (AAA/Aaa)(a)
5,140,000	5.000	03/01/21	5,836,624
Prince George’s County GO Bonds Refunding for Consolidated Public Improvement Bonds Series 2016 B (AAA/Aaa)
5,000,000	4.000	07/15/21	5,533,500
University of Maryland RB Refunding Revolving Loan Series 2003 A (AA+/Aa1)(b)
2,010,000	1.250	06/01/18	2,008,151
Washington Suburban Sanitary District GO Bonds Refunding Consolidated Public Improvement Second Series 2016 (AAA/Aaa)
5,660,000	5.000	06/01/18	5,926,133
5,555,000	5.000	06/01/19	6,020,120
Washington Suburban Sanitary District GO Bonds Refunding Consolidated Public Improvement Series 2015 (AAA/Aaa)
9,905,000	3.000	06/01/19	10,313,383

			152,991,933

Massachusetts – 4.3%
Massachusetts Bay Transportation Authority Sales Tax RB Refunding for Capital Appreciation Senior Series 2016 A (AA+/Aa2)(d)
8,255,000	0.000	07/01/21	7,600,048
Massachusetts Commonwealth GO Refunding Bonds Series 2017 A (AA+/Aa1)(c)
40,000,000	1.380	02/01/19	40,143,200
Massachusetts Commonwealth Transportation Fund RB for Accelerated Bridge Program Series 2012 A (AAA/Aa1)(a)
10,000,000	5.000	06/01/21	11,443,900
Massachusetts Commonwealth Transportation Fund RB for Rail Enhancement Program Series 2015 A (AAA/Aa1)
4,000,000	5.000	06/01/20	4,458,680
11,155,000	5.000	06/01/21	12,751,057
Massachusetts Development Finance Agency RB for Harvard University Series 2009 A (NR/NR)(a)
28,790,000	5.500	11/15/18	30,869,502
Massachusetts Development Finance Agency RB for Partners HealthCare System Series 2014 M-5 (AA-/Aa3)(b)
19,530,000	1.460	01/30/18	19,531,367
Massachusetts School Building Authority RB Refunding Senior Dedicated Sales Tax Series 2012 B (AA+/Aa2)
3,000,000	5.000	08/15/20	3,364,890
Massachusetts State Development Finance Agency RB Refunding for Boston University Issue Series Z-1 (A+/A1)
10,000,000	1.500	08/01/19	10,054,700
Massachusetts State GO Bonds Consolidated Loan Series 2007 A (NATL-RE FGIC) (AA+/Aa1)(c)
15,000,000	1.260	05/01/37	13,644,600
Massachusetts State GO Bonds Consolidated Loan Series 2009 A (AA+/Aa1)(a)
5,210,000	5.000	03/01/19	5,594,133

Municipal Bonds – (continued)
Massachusetts – (continued)
Massachusetts State GO Bonds Consolidated Loan Series 2012 A (BHAC-CR) (AA+/Aa1)(c)
26,250,000	1.260	05/01/37	23,878,313
Massachusetts State GO Bonds Consolidated Loan Series 2012 D (AA+/Aa1)(c)
7,000,000	1.340	01/01/18	7,005,530
Massachusetts State GO Refunding Bonds Series 2007 A (AA+/Aa1)(c)
8,000,000	1.243	11/01/25	7,756,880

			198,096,800

Michigan – 3.7%
Allen Park Public School District GO Bonds Refunding Series 2016 (Q-SBLF) (AA-/NR)
3,635,000	5.000	05/01/21	4,100,389
Allendale Public School GO Bonds Refunding Series 2016 (Q-SBLF) (AA-/NR)
2,500,000	5.000	05/01/22	2,861,300
1,275,000	5.000	11/01/22	1,469,909
Detroit Michigan Sewage Disposal System RB Refunding Senior Lien Series 2004 A (AGM) (AA/A2)
2,990,000	5.250	07/01/20	3,318,033
Detroit Michigan Sewage Disposal System RB Senior Lien RMKT 06/17/09 Series 2003 B (AGM) (AA/NR)(a)
1,800,000	7.500	07/01/19	2,052,738
Detroit Michigan Water Supply System RB Senior Lien Series 2011 A (A-/A3)
1,295,000	5.000	07/01/17	1,304,907
Macomb County Michigan L’anse Creuse Public Schools Unlimited Tax GO Bonds Refunding Series 2015 (Q-SBLF) (AA-/NR)
1,250,000	5.000	05/01/20	1,376,112
Macomb County Michigan Roseville Community Schools Unlimited Tax GO Bonds Refunding Series 2014 (Q-SBLF) (AA-/NR)
250,000	5.000	05/01/17	250,718
365,000	5.000	05/01/18	379,370
900,000	5.000	05/01/19	966,708
Michigan Finance Authority Hospital RB Refunding for Beaumont Health Credit Group Series 2015 A (A/A1)
2,300,000	4.000	08/01/20	2,473,213
3,635,000	5.000	08/01/21	4,110,058
Michigan Finance Authority Hospital RB Refunding for Henry Ford Health System Series 2016 (A/A3)
200,000	5.000	11/15/19	215,718
200,000	5.000	11/15/20	220,358
500,000	5.000	11/15/21	560,590
Michigan Finance Authority Local Government Loan Program RB for City of Detroit Distributable State Aid Fourth Lien Utgo Refunding Local Project Bonds Series 2016 C-3 (MUN GOVT GTD) (A-/A2)
3,500,000	5.000	04/01/20	3,796,800
1,510,000	5.000	04/01/21	1,663,325

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Michigan – (continued)
Michigan Finance Authority Local Government Loan Program RB for Detroit Financial Recovery Income Tax Revenue and Refunding Local Project Bonds Series 2014 F (A/NR)
$500,000	3.400%	10/01/20	$515,620
500,000	3.600	10/01/21	519,760
500,000	3.800	10/01/22	523,975
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Sewage Disposal System RB Refunding Local Project Bonds Senior Lien Series 2014 C-3 (AGM) (AA/A2)
5,125,000	5.000	07/01/21	5,753,376

Michigan Finance Authority Local Government Loan Program
RB for Detroit Water and Sewerage Department Sewage
Disposal System RB Refunding Local Project Bonds Senior
Lien Series 2014 C-5 (NATL-RE FGIC) (AA-/A3)

5,570,000	5.000	07/01/17	5,623,194
1,500,000	5.000	07/01/18	1,568,145
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Water Supply System RB Refunding Local Project Bonds Senior Lien Series 2014 D-1 (AGM) (AA/A2)
3,165,000	5.000	07/01/20	3,487,450
10,000,000	5.000	07/01/21	11,226,100
9,225,000	5.000	07/01/22	10,491,316
5,000,000	5.000	07/01/23	5,755,150

Michigan Finance Authority Local Government Loan Program
RB for Detroit Water and Sewerage Department Water Supply
System RB Refunding Local Project Bonds Senior Lien
Series 2014 D-3 (NATL-RE FGIC) (AA-/A3)

7,410,000	5.000	07/01/18	7,746,636
5,000,000	5.000	07/01/19	5,390,650
1,390,000	5.000	07/01/20	1,536,242
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Water Supply System RB Refunding Local Project Bonds Series 2015 D-1 (A-/A3)
200,000	3.000	07/01/17	200,930
700,000	5.000	07/01/19	753,081
375,000	5.000	07/01/20	413,205
750,000	5.000	07/01/21	838,718
Michigan Finance Authority Local Government Loan Program RB for Public Lighting Authority Local Project Bonds Series 2014 B (A-/NR)
1,400,000	4.000	07/01/18	1,437,184
1,125,000	5.000	07/01/19	1,199,273
1,200,000	5.000	07/01/20	1,306,404
Michigan Finance Authority Local Government Loan Program RB Refunding for Regional Convention Facility Local Project Series 2014 H-1 (AA-/NR)
1,135,000	5.000	10/01/18	1,192,930
825,000	5.000	10/01/19	891,281
1,140,000	5.000	10/01/20	1,234,198
Michigan Finance Authority RB for Detroit School District Series 2011 (ETM) (ST AID WITHHLDG) (NR/NR)(a)
7,500,000	5.250	06/01/17	7,551,075

Municipal Bonds – (continued)
Michigan – (continued)
Michigan Finance Authority RB Refunding for Detroit School District Series 2012 (ETM) (ST AID WITHHLDG) (NR/NR)(a)
1,375,000	4.000	06/01/17	1,381,710
Michigan Finance Authority RB Refunding for Unemployment Obligation Assessment Series 2012 B (AAA/Aaa)
4,085,000	5.000	01/01/20	4,424,954
Michigan Flushing Community Schools Unlimited Tax GO Bonds Refunding Series 2015 (Q-SBLF) (NR/Aa1)
1,040,000	4.000	05/01/19	1,095,900
500,000	4.000	05/01/20	535,520
Michigan State Hospital Finance Authority RB Refunding for Ascension Health Credit Group Series 2010 F-1 (AA+/Aa2)(b)
3,050,000	2.000	05/30/18	3,081,690
Michigan State Hospital Finance Authority RB Refunding for Ascension Health Senior Credit Group RMKT 03/01/17 Series 2010 F-2 (AA+/Aa2)(b)
2,600,000	1.900	04/01/21	2,610,972
Michigan State Hospital Finance Authority RB Refunding for Ascension Health Senior Credit Group RMKT 03/15/17 Series 2010 F-5 (AA+/Aa2)(b)
4,400,000	2.400	03/15/23	4,412,100
Michigan State Strategic Fund Tax-Exempt Adjustable Mode Facilities RB for Waste Management, Inc. Project Series 2001 (AMT) (A-/NR)(b)
10,800,000	1.500	08/01/17	10,808,856
Michigan Strategic Fund RB Refunding for The Detroit Edison Company Pollution Control Bonds Project RMKT 09/01/16 Series 2008 ET-2 (A/Aa3)(b)
2,000,000	1.450	09/01/21	1,932,420
Michigan Strategic Fund RB Refunding for The Detroit Edison Company Pollution Control Bonds Project Series 1995 CC (A/Aa3)(b)
4,000,000	1.450	09/01/21	3,864,840
Pinckney Community Schools Livingston and Washtenaw County GO Refunding Bonds Series 2014 (Q-SBLF) (AA-/NR)
645,000	4.000	05/01/17	646,329
1,000,000	5.000	05/01/18	1,039,700
2,475,000	5.000	05/01/20	2,709,085
Rochester Community School District GO Refunding Bonds Series 2012 (Q-SBLF) (AA-/NR)
875,000	4.000	05/01/18	902,536
700,000	4.000	05/01/19	738,808
Royal Oak Hospital Finance Authority RB for William Beaumont Hospital Series 2014 D (A/A1)
1,500,000	5.000	09/01/19	1,624,305
St. Clair County Michigan East China School District 2015 School Bus GO Bonds Refunding Series I (Q-SBLF) (AA-/NR)
3,170,000	3.000	05/01/19	3,275,846
University of Michigan RB Refunding Series 2010 C (AAA/Aaa)
4,555,000	5.000	04/01/21	5,043,250
Warren Consolidated School District Unlimited Tax GO Bonds Refunding Series 2016 B (BAM) (AA/NR)
1,260,000	4.000	05/01/17	1,262,684
1,625,000	4.000	05/01/18	1,673,848
1,790,000	5.000	05/01/19	1,921,135

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Michigan – (continued)
Washtenaw County Ypsilanti Community Schools Unlimited Tax GO Bonds Refunding Series 2015 A (Q-SBLF) (AA-/NR)
$1,420,000	4.000%	05/01/19	$1,489,779
Washtenaw County Ypsilanti Community Schools Unlimited Tax GO Bonds Refunding Series 2016 A (Q-SBLF) (AA-/NR)
1,260,000	4.000	05/01/20	1,341,698
1,000,000	5.000	05/01/21	1,111,780
1,000,000	5.000	05/01/22	1,124,980
Wayne County Airport Authority RB Refunding for Detroit Metropolitan Wayne County Airport Series 2012 A (A/A2)
1,270,000	5.000	12/01/18	1,342,174
1,385,000	5.000	12/01/19	1,501,645
Western Township Utilities Authority Sewage Disposal System Limited Tax RB for Series 2012 (MUN GOVT GTD) (AA/NR)
1,000,000	4.000	01/01/19	1,048,030

			172,222,713

Minnesota – 0.8%
Circle Pines Minnesota Independent School District No. 012 GO Bonds Series 2015 A (SD CRED PROG) (AA+/NR)(d)
675,000	0.000	02/01/21	632,712
Farmington Minnesota Independent School District No. 192 GO School Building Refunding Bonds Series 2012 D (SD CRED PROG) (NR/Aa2)
2,595,000	1.500	06/01/17	2,597,958
3,190,000	1.500	06/01/18	3,210,831
Minneapolis Minnesota Convention Center GO Bonds Refunding Series 2011 A (AAA/Aa1)
7,980,000	2.000	12/01/17	8,041,366
Minneapolis Minnesota Various Purpose GO Improvement Bonds Series 2016 (AAA/Aa1)
10,000,000	2.000	12/01/20	10,205,800
Minnesota Higher Education Facilities Authority RB for University of St. Thomas Series 2013 7-U (NR/A2)
500,000	5.000	04/01/18	519,275
Minnesota State Trunk Highway GO Bonds Refunding Series 2014 E (AA+/Aa1)
12,220,000	2.000	08/01/18	12,388,147

			37,596,089

Missouri – 1.5%
City of Columbia Electric Utility Special Obligation RB for Annual Appropriation Series 2012 E (AA/NR)
1,995,000	4.000	09/01/18	2,078,590
2,075,000	4.000	09/01/19	2,206,742
Missouri State Development Finance Board Infrastructure Facilities Leasehold Improvement and RB Refunding for City of Independence Electric System Projects Series 2012 F (A/NR)
1,180,000	4.000	06/01/18	1,218,751
960,000	4.000	06/01/19	1,004,227
1,000,000	4.000	06/01/20	1,059,900
Missouri State Highways and Transportation Commission Second Lien GO Refunding State Road Bonds Series 2014 B (AAA/Aa1)
34,540,000	5.000	05/01/18	36,059,069
24,275,000	5.000	05/01/19	26,230,109

Municipal Bonds – (continued)
Missouri – (continued)
St. Louis Airport RB Refunding for Lambert St. Louis International Airport Series 2013 (A-/A3)
765,000	5.000	07/01/18	800,825

			70,658,213

Montana – 0.4%
City of Billings RB for Sewer System Series 2017 (AA+/Aa3)
275,000	4.000	07/01/19	292,207
240,000	4.000	07/01/20	260,085
210,000	4.000	07/01/21	231,298
310,000	5.000	07/01/22	360,893
Forsyth Montana Pollution Control RB Refunding for Northwestern Corp. Colstrip Project Series 2016 (A-/A2)
11,000,000	2.000	08/01/23	10,617,640
Montana State Department of Transportation Refunding Grant Anticipation Notes for Highway 93 Advance Construction Project-Garvees Series 2012 (AA/A2)
1,600,000	2.000	06/01/17	1,602,592
2,000,000	3.000	06/01/17	2,006,340
1,750,000	3.000	06/01/18	1,788,063
800,000	4.000	06/01/18	826,560

			17,985,678

Nebraska – 0.6%
Gas Supply RB Refunding for Central Plains Energy Project Series 2014 (NR/Aa3)(b)
20,000,000	5.000	12/01/19	21,662,600
Lincoln County Hospital Authority No. 1 RB Refunding for Great Plains Regional Medical Center Project Series 2012 (A-/NR)
435,000	4.000	11/01/17	442,299
750,000	4.000	11/01/19	786,450
690,000	4.000	11/01/20	732,677
Omaha Nebraska Special Tax RB Refunding for Performing Arts Project Series 2012 (AA+/Aa2)
1,765,000	3.000	10/15/17	1,784,274
1,785,000	3.000	10/15/18	1,835,694

			27,243,994

Nevada – 1.5%
Clark County Department of Aviation RB Refunding for Airport System Junior Subordinate Lien Series 2015 B (AMT) (A+/A1)
18,285,000	3.000	07/01/17	18,372,768
Clark County Improvement District Refunding for Special Improvement District No. 142 Mountain Edge Local Improvement Series 2012 (BBB/NR)
3,280,000	4.000	08/01/17	3,292,989
Clark County School District Limited Tax GO Bonds Refunding Series 2015 B (AA-/A1)
11,900,000	5.000	06/15/18	12,454,897
10,300,000	5.000	06/15/19	11,124,000
Las Vegas City Limited Tax GO Bonds Medium-Term Various Purpose Series 2011 A (AA/Aa2)
2,810,000	4.000	12/01/17	2,812,894

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Nevada – (continued)
Nevada State Limited Tax GO Bonds Refunding for Capital Improvement Series 2015 D (AA/Aa2)
$18,085,000	5.000%	04/01/21	$20,526,837

			68,584,385

New Hampshire – 1.1%
New Hampshire Business Finance Authority RB for Pollution Control Project Series 2001 A (AMT) (NATL-RE) (AA-/A1)(c)
50,475,000	0.980	05/01/21	47,421,942
New Hampshire State Business Finance Authority RB for Waste Management, Inc. Series 2003 (AMT) (A-/NR)(b)
1,200,000	2.125	06/01/18	1,205,796

			48,627,738

New Jersey – 7.1%
Bergen County New Jersey GO Refunding Bonds for General Improvement Series 2011 A (ST AID WITHHLDG) (NR/Aaa)
2,355,000	2.000	12/01/17	2,373,110
Burlington County New Jersey GO Bonds Series 2015 A (AA/Aa2)
1,080,000	2.000	05/01/18	1,090,681
1,275,000	2.000	05/01/19	1,293,972
Casino Reinvestment Development Authority Luxury Tax RB Series 2014 (BBB+/Baa2)
1,000,000	4.000	11/01/17	1,008,570
East Brunswick Township Board of Education Refunding Bonds Series 2012 (SCH BD RES FD) (NR/Aa2)
1,130,000	4.000	11/01/18	1,181,110
1,300,000	5.000	11/01/19	1,421,628
Gloucester County Improvement Authority RB Refunding for Solid Waste Management, Inc. Project Series 1999 A (A-/NR)(b)
2,950,000	2.125	12/01/17	2,966,785
Gloucester County New Jersey GO Bonds Refunding Series 2011 (AA/NR)
1,245,000	3.000	10/01/17	1,258,334
Hudson County New Jersey GO Refunding Bonds Series 2015 (AGM) (AA/Aa3)
700,000	4.000	02/15/19	731,857
725,000	4.000	02/15/20	770,109
1,025,000	4.000	02/15/21	1,103,956
Mercer County New Jersey GO Bonds Series 2015 (AA+/NR)
2,155,000	0.050	02/01/18	2,141,251
2,355,000	0.050	02/01/19	2,310,090
Mercer County New Jersey GO Bonds Series 2016 (AA+/NR)
3,380,000	1.500	07/15/21	3,356,340
Middlesex County New Jersey GO Bonds for General Improvements Series 2016 (AAA/NR)
4,675,000	3.000	01/15/20	4,896,314
Morris County Improvement Authority RB Refunding for Governmental Loan Series 2015 (CNTY GTD) (AAA/Aaa)
4,000,000	3.000	05/01/19	4,156,120
New Jersey Economic Development Authority RB for Provident Group – Kean Properties L.L.C. – Kean University Student Housing Project Series 2017 A (BBB-/NR)
180,000	4.000	07/01/21	190,195
220,000	4.000	01/01/22	232,333

Municipal Bonds – (continued)
New Jersey – (continued)
225,000	4.000	07/01/22	238,064
270,000	4.000	01/01/23	285,004
275,000	4.000	07/01/23	290,370
320,000	4.000	01/01/24	336,189
325,000	4.000	07/01/24	341,240
New Jersey Economic Development Authority RB for School Facilities Construction Bonds Series 2011 GG (ETM) (ST APPROP) (NR/Baa1)(a)
4,485,000	5.000	09/01/19	4,886,766
New Jersey Educational Facilities Authority RB for Rider University Series 2012 A (BBB-/Baa2)
1,240,000	5.000	07/01/17	1,250,180
1,265,000	4.000	07/01/18	1,289,212
New Jersey Educational Facilities Authority RB Refunding for New Jersey City University Series 2016 D (AGM) (AA/A2)
2,085,000	3.000	07/01/19	2,161,061
2,150,000	3.000	07/01/20	2,244,600
2,210,000	3.000	07/01/21	2,318,643
New Jersey Educational Facilities Authority RB Refunding for Stevens Institute of Technology Series 2017 A (A-/NR)(e)
630,000	4.000	07/01/18	651,540
315,000	5.000	07/01/19	340,411
315,000	5.000	07/01/20	349,086
485,000	5.000	07/01/21	548,055
440,000	5.000	07/01/22	504,860
New Jersey Health Care Facilities Financing Authority RB for Princeton Healthcare System Issue Series 2016 A (BBB/Baa2)
750,000	5.000	07/01/21	839,362
New Jersey Health Care Facilities Financing Authority RB for Trinitas Hospital Obligated Group Series 2007 A (BBB/Baa2)
8,980,000	5.250	07/01/30	9,019,243
New Jersey Health Care Facilities Financing Authority RB Refunding for Barnabas Health Series 2012 A (A+/A1)
350,000	5.000	07/01/17	353,412
400,000	5.000	07/01/18	419,240
New Jersey Health Care Facilities Financing Authority RB Refunding for Trinitas Regional Medical Center Series 2017 A (BBB/Baa2)(e)
6,600,000	5.000	07/01/17	6,656,628
4,300,000	5.000	07/01/18	4,479,052
1,530,000	5.000	07/01/19	1,639,012
1,000,000	5.000	07/01/20	1,093,930
1,000,000	5.000	07/01/21	1,113,130
1,240,000	5.000	07/01/22	1,395,186
New Jersey State GO Bonds Refunding Series 2016 T (A-/A3)
7,515,000	5.000	06/01/18	7,828,300
New Jersey State Transit Corp. Refunding Grant Anticipation Notes Series 2014 A (A/A3)
7,500,000	5.000	09/15/18	7,854,900
New Jersey State Turnpike Authority RB Refunding Series 2014 C (A+/A2)
22,000,000	5.000	01/01/20	24,151,600
New Jersey State Turnpike Authority RB Series 2000 C (NATL-RE) (AA-/A2)(c)
21,625,000	1.383	01/01/30	19,860,291

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey State Turnpike Authority RB Series 2000 D (NATL-RE) (AA-/A2)(c)
$21,500,000	1.593%	01/01/30	$19,745,529
New Jersey State Turnpike Authority RB Series 2012 B (A+/A2)
10,000,000	5.000	01/01/19	10,659,000
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (BBB+/Baa1)(d)
5,000,000	0.000	12/15/28	2,841,850
New Jersey Transportation Trust Fund Authority RB for Federal Highway Reimbursement Notes Subseries 2016 A-2 (A+/Baa1)
18,450,000	5.000	06/15/29	18,870,291
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2012 AA (ST APPROP) (BBB+/Baa1)
2,945,000	5.000	06/15/19	3,103,736
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2014 AA (BBB+/Baa1)
1,900,000	5.000	06/15/17	1,913,642
10,000,000	5.000	06/15/21	10,696,800
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2015 AA (BBB+/Baa1)
1,000,000	5.000	06/15/21	1,069,680
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 A (BBB+/Baa1)
15,550,000	5.250	12/15/20	16,730,401
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (AMBAC) (BBB+/Baa1)(d)
10,000,000	0.000	12/15/25	7,044,700
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL-RE) (AA-/A3)(d)
15,000,000	0.000	12/15/27	9,506,850
14,390,000	0.000	12/15/30	7,750,310
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL-RE) (AA-/A3)(d)
5,000,000	0.000	12/15/31	2,526,400
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2008 A (AA+/Aaa)(a)
1,435,000	6.000	12/15/18	1,555,741
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2010 D (BBB+/Baa1)
3,015,000	5.000	12/15/23	3,241,668
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2011 B (BBB+/Baa1)
1,000,000	5.000	06/15/17	1,007,180
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2013 A (BBB+/Baa1)
2,010,000	4.000	06/15/18	2,048,773
1,485,000	5.000	06/15/20	1,575,689
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 A (ST APPROP) (BBB+/Baa1)
5,115,000	5.000	06/15/23	5,430,084

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2013 A (BBB+/Baa1)
6,235,000	5.000	12/15/19	6,630,112
New Jersey Transportation Trust Fund Authority RB Refunding for Transportation Systems Series 2010 D (BBB+/Baa1)
26,545,000	5.250	12/15/23	28,930,865
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2011 B (A+/Baa1)
15,500,000	5.000	06/15/31	15,809,070
New Jersey Turnpike Authority Turnpike RB Series 2014 B-3 (A+/A2)(b)
3,750,000	1.096	01/01/18	3,751,125
Princeton GO Bonds Refunding Series 2016 (AAA/Aaa)
540,000	3.000	01/01/20	565,661
Toms River Township Board of Education School District GO Refunding Bonds Series 2012 (SCH BD RES FD) (AA-/NR)
855,000	3.000	07/15/17	859,959
Toms River Township General Improvement Bonds Series 2010 (AA/NR)
3,260,000	3.000	06/15/18	3,339,153
Union County New Jersey GO Bonds Refunding Series B (ETM) (NR/NR)(a)
25,000	3.000	03/01/19	25,879
Union County New Jersey GO Bonds Series B (AA+/Aaa)
1,240,000	3.000	03/01/19	1,285,496

			325,736,966

New Mexico – 0.5%
Farmington City PCRB Refunding for Public Service Co. of New Mexico San Juan & Four Corners Projects Series 2016 A (BBB+/Baa2)(b)
4,000,000	1.875	10/01/21	3,949,800
Farmington City PCRB Refunding for Public Servicing Co. of New Mexico San Juan & Four Corners Projects Series 2016 B (BBB+/Baa2)(b)
11,000,000	1.875	10/01/21	10,861,950
New Mexico State Severance Tax RB Series 2010 A (AA-/Aa2)
2,000,000	5.000	07/01/17	2,020,120
New Mexico State Severance Tax RB Series 2011 A-1 (AA-/Aa2)
5,475,000	5.000	07/01/17	5,530,079

			22,361,949

New York – 13.9%
Brooklyn Arena Local Development Corp. Pilot RB Refunding for Barclays Center Series 2016 A (BBB-/Baa3)
1,250,000	5.000	07/15/21	1,413,400
500,000	5.000	07/15/22	572,335
500,000	5.000	07/15/23	575,640
City of Yonkers New York School GO Bonds Refunding Series 2014 A (AGM) (AA/A2)
2,890,000	5.000	09/01/18	3,040,078
3,135,000	5.000	09/01/19	3,406,459
Metropolitan Transportation Authority RB Refunding RMKT 11/01/16 Subseries 2012 G-3 (AA-/A1)(b)
20,000,000	1.226	02/01/20	19,882,000

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
New York – (continued)
Metropolitan Transportation Authority RB Refunding Series 2008 B-4 (AA-/A1)(b)
$20,425,000	5.000%	11/15/19	$22,237,514
Metropolitan Transportation Authority RB Refunding Series 2016 C-2B (AA-/A1)(b)
13,675,000	5.000	02/15/20	14,941,852
Metropolitan Transportation Authority RB Series 2011 B (AA-/A1)(b)
50,000,000	0.876	11/01/17	49,999,000
New York City GO Bonds Fiscal 2014 Series I Subseries I-2 (AA/Aa2)(b)
10,100,000	0.950	04/03/17	10,100,000
New York City GO Bonds Fiscal 2015 Series F Subseries F6 (AA/Aa2)(b)
10,000,000	0.950	04/03/17	10,000,000
New York City GO Bonds Refunding RMKT 03/19/13 Subseries 2008 J-4 (AA/Aa2)(c)
6,250,000	1.460	08/01/25	6,248,687
New York City GO Bonds Series 2014 J (AA/Aa2)
52,045,000	5.000	08/01/18	54,792,976
New York City Municipal Water Finance Authority RB for Water & Sewer System Second General Resolution Fiscal 2011 RMKT 11/14/13 Subseries DD-2 (AA+/Aa1)(b)
3,200,000	0.950	04/03/17	3,200,000
New York City Municipal Water Finance Authority RB for Water & Sewer System Second General Resolution Fiscal 2011 Subseries AA1 (AA+/Aa1)(b)
5,130,000	0.950	04/03/17	5,130,000
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2013 Series B (AAA/Aa1)
8,620,000	5.000	11/01/17	8,824,725
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2013 Series B (ETM) (NR/NR)(a)
2,030,000	5.000	11/01/17	2,077,746
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2013 Subseries C-4 (AAA/Aa1)(b)
4,500,000	0.950	04/03/17	4,500,000
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2015 Subseries E-3 (AAA/Aa1)(b)
1,000,000	0.950	04/03/17	1,000,000
New York City Transitional Finance Authority RB Refunding for Future Tax Fiscal 2013 Series 2012 E (AAA/Aa1)
3,775,000	5.000	11/01/22	4,421,431
New York State Dormitory Authority General Purpose Personal Income Tax RB Series 2015 E (AAA/Aa1)
7,145,000	5.000	03/15/21	8,113,933
New York State Dormitory Authority General Purpose Personal Income Tax RB Series 2016 D (AAA/Aa1)
5,000,000	3.000	02/15/19	5,182,950
1,880,000	4.000	02/15/20	2,024,835
1,885,000	4.000	02/15/21	2,065,583
New York State Dormitory Authority North Shore-Long Island Jewish Obligated Group RB Series 2011 A (A-/A3)
2,215,000	4.000	05/01/17	2,219,784

Municipal Bonds – (continued)
New York – (continued)
New York State Dormitory Authority RB Refunding for Long Island University Series 2012 A (BBB/Baa3)
3,000,000	4.000	09/01/17	3,033,240
3,665,000	5.000	09/01/18	3,824,391
New York State Dormitory Authority State Sales Tax RB Series 2015 A (AAA/Aa1)
23,960,000	5.000	03/15/19	25,781,439
New York State Dormitory Authority State Sales Tax RB Series 2015 B (AAA/Aa1)
15,275,000	5.000	03/15/20	16,944,558
30,000,000	5.000	03/15/21	34,130,100
New York State Dormitory Authority Tax Exempt General Purpose Personal Income Tax RB Series 2011 E (AAA/Aa1)
8,475,000	5.000	08/15/17	8,605,769
New York State Energy Research & Development Authority Facilities RB Refunding for Consolidated Edison Co. Subseries 1999 A-2 (AMT) (AMBAC) (A-/A2)(c)
70,150,000	1.383	05/01/34	64,878,599
New York State Energy Research & Development Authority Pollution Control RB for Rochester Gas & Electric Corp. Series (NATL-RE) (AA-/A3)(b)
6,550,000	1.280	08/01/32	5,960,500
New York State Energy Research & Development Authority RB Refunding for Central Hudson Gas & Electric Corp. Projects Series 1999 B (AMT) (AMBAC) (A-/A2)(c)
27,750,000	1.243	07/01/34	25,105,240
New York State Tax Exempt GO Bonds Series 2011 E (AA+/Aa1)
6,950,000	5.000	12/15/17	7,150,647
New York State Tax Exempt GO Bonds Subseries 2012 A-1 (AA/Aa2)
3,000,000	5.000	10/01/17	3,061,200
New York State Thruway Authority Junior Indebtedness RB Series 2013 A (A-/A3)
29,525,000	5.000	05/01/19	31,801,673
New York State Thruway Authority RB for General Highway and Bridge Trust Series 2011 A-1 (AA/NR)
6,440,000	5.000	04/01/17	6,440,000
New York State Urban Development Corp. General Purpose Personal Income Tax RB Refunding Series 2014 A (AAA/Aa1)
20,000,000	5.000	03/15/20	22,155,200
New York State Urban Development Corp. General Purpose Personal Income Tax RB Refunding Series 2015 A (AAA/Aa1)
28,510,000	5.000	03/15/21	32,376,241
New York State Urban Development Corp. RB for State Personal Income Tax Series 2013 E (AAA/Aa1)
26,365,000	5.000	03/15/18	27,399,563
New York Transportation Development Corp. Special Facility RB Refunding for Terminal One Group Association L.P. Project Series 2015 (AMT) (A-/Baa1)
4,800,000	5.000	01/01/20	5,215,296
2,000,000	5.000	01/01/21	2,218,100
Niagara Frontier Transportation Authority RB Refunding for Buffalo International Airport Series 2014 B (BBB+/Baa1)
700,000	5.000	04/01/17	700,000
670,000	4.000	04/01/18	688,653
300,000	5.000	04/01/19	321,876

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
New York – (continued)
Rockland County GO Bonds Series 2014 A (AGM) (AA/A2)
$1,825,000	5.000%	03/01/18	$1,890,463
2,250,000	5.000	03/01/19	2,411,910
3,000,000	5.000	03/01/20	3,288,420
Rockland County New York GO Bonds Refunding Series 2014 (BAM) (AA/Baa1)
1,500,000	3.000	02/15/19	1,550,655
635,000	3.000	02/15/20	659,936
Suffolk County New York GO Bonds for Public Improvement Series 2016 A (AGM) (AA/NR)
4,080,000	2.000	06/15/19	4,140,670
Suffolk County New York GO Bonds for Public Improvement Series 2016 B (BAM) (AA/NR)
3,545,000	2.000	10/15/19	3,600,302
5,105,000	2.000	10/15/20	5,176,521
5,200,000	2.000	10/15/21	5,240,508
Suffolk County New York Refunding Serial Bonds Series 2012 B (A/A3)
1,000,000	4.000	10/01/17	1,014,540
Suffolk Tobacco Asset Securitization Corp. RB Tobacco Settlement Asset-Backed Bonds Series 2012 B (A/NR)
370,000	4.000	06/01/17	371,968
490,000	4.000	06/01/18	507,361
575,000	5.000	06/01/19	621,092
620,000	5.000	06/01/20	685,212
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds for State Contingency Contract Secured Series 2011 B (ST APPROP) (AA/NR)
30,000,000	5.000	06/01/17	30,195,600
TSASC Inc., Tobacco Settlement RB Senior Series 2017 A (A/NR)
2,000,000	5.000	06/01/20	2,199,960
1,000,000	5.000	06/01/21	1,121,580
TSASC Inc., Tobacco Settlement RB Subordinated Series 2017 B (BBB/NR)
1,000,000	5.000	06/01/20	1,081,380
Utility Debt Securitization Authority Restructuring RB Refunding Series 2016 B (AAA/Aaa)
2,000,000	5.000	12/15/23	2,311,200

			641,832,491

North Carolina – 1.0%
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2012 B (ETM) (AAA/WR)(a)
4,900,000	5.000	01/01/19	5,236,973
North Carolina Eastern Municipal Power Agency Power System RB Series 2012 A (ETM) (AAA/WR)(a)
2,000,000	3.000	01/01/18	2,031,140
1,275,000	5.000	01/01/18	1,313,582
2,000,000	3.000	01/01/19	2,068,760
1,000,000	5.000	01/01/19	1,068,770
North Carolina GO Bonds Refunding Series 2005 B (AAA/Aaa)
16,925,000	5.000	04/01/17	16,925,000
North Carolina Grant and Revenue Anticipation Vehicle Bonds Series 2011 (AA/A2)(b)
9,220,000	4.000	03/01/18	9,328,151

Municipal Bonds – (continued)
North Carolina – (continued)
North Carolina Medical Care Commission Health Care Facilities RB Refunding for Wake Forest Baptist Obligated Group Series 2012 B (A/A2)
1,375,000	5.000	12/01/18	1,460,841
Raleigh North Carolina Combined Enterprise System RB Refunding Series 2015 B (AAA/Aaa)
6,140,000	5.000	12/01/20	6,938,998

			46,372,215

Ohio – 0.7%
Akron City Ohio Jedd RB Refunding Series 2011 (AA-/NR)
1,740,000	5.000	12/01/17	1,786,858
American Municipal Power, Inc., RB for Hydroelectric Projects Series 2009 C (A/A2)(a)
4,000,000	5.000	02/15/20	4,421,440
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/Caa1)
13,740,000	5.125	06/01/24	12,978,942
3,415,000	5.375	06/01/24	3,259,549
City of Columbus Various Purpose Limited Tax Bonds Series 2016 B (AAA/Aaa)
1,600,000	1.500	08/15/21	1,600,672
Cleveland Airport Various Purpose GO Refunding Bonds Series 2015 (AA/A1)
1,455,000	5.000	12/01/20	1,631,040
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2012 (BBB/NR)
400,000	4.000	01/01/18	406,480
415,000	4.000	01/01/19	428,454
435,000	4.000	01/01/20	454,153
New Albany Community Authority RB Refunding Series 2012 C (NR/Aa3)
1,100,000	4.000	10/01/17	1,116,973
800,000	4.000	10/01/18	835,384
Ohio State Higher Educational Facility Commission RB for Cleveland Clinic Health System Obligations Series 2013 A-2 (AA-/Aa2)(c)
2,250,000	1.380	01/01/18	2,249,168
University of Akron General Receipts Bonds Series 2015 A (AA-/A1)
1,100,000	4.000	01/01/19	1,155,165

			32,324,278

Oklahoma – 0.5%
Cleveland Educational Facilities Authority RB for Norman Public Schools Project Series 2014 (A+/NR)
1,520,000	5.000	07/01/17	1,534,820
Oklahoma County Independent School District No. 1 Combined Purpose GO Bonds for Putnam City Board of Education District Series 2016 (A+/NR)
5,000,000	2.000	01/01/18	5,035,600
3,585,000	2.000	01/01/19	3,626,120
2,900,000	2.000	01/01/21	2,933,466
Oklahoma County Independent School District No. 89 GO Bonds Series 2015 (AA/Aa3)
6,200,000	3.000	07/01/19	6,447,132

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Oklahoma – (continued)
Tulsa County Independent School District No. 3 GO Bonds Series 2017 (AA/NR)(e)
$5,800,000	2.000%	04/01/20	$5,915,188

			25,492,326

Oregon – 0.9%
Lane County Oregon Springfield School District No. 19 GO Bonds Refunding Series 2015 (SCH BD GTY) (AA+/Aa1)(d)
3,740,000	0.000	06/15/20	3,510,738
3,780,000	0.000	06/15/21	3,444,260
Oregon Coast Community College District GO Bonds Refunding Series 2012 (SCH BD GTY) (NR/Aa1)
790,000	2.000	06/15/17	791,975
1,165,000	2.000	06/15/18	1,180,460
1,445,000	3.000	06/15/19	1,502,424
Oregon State GO Bonds Refunding for Oregon University System Series 2012 B (AA+/Aa1)
1,120,000	3.000	08/01/18	1,150,688
Portland Oregon Community College District GO Bonds Refunding Series 2015 (AA/Aa1)
10,000,000	5.000	06/15/18	10,488,300
Portland Oregon Community College District GO Bonds Refunding Series 2016 (AA/Aa1)
1,500,000	5.000	06/15/20	1,675,575
1,900,000	5.000	06/15/21	2,176,830
2,300,000	5.000	06/15/22	2,683,249
Portland Oregon Water System RB Refunding First Lien Series 2016 A (NR/Aaa)
10,845,000	5.000	04/01/19	11,685,921
2,130,000	5.000	04/01/22	2,473,697

			42,764,117

Pennsylvania – 3.4%
Abington School District GO Bonds Series 2017 (ST AID WITHHLDG) (AA/NR)
1,375,000	5.000	10/01/21	1,574,787
1,950,000	5.000	10/01/22	2,268,084
Allegheny County Higher Education Building Authority RB for Chatham University Series 2012 A (BBB/NR)
750,000	5.000	09/01/18	784,222
Allegheny County Redevelopment Authority Tax Increment Refunding for Waterfront Project Series 2007 A (A/NR)
645,000	4.250	12/15/17	659,551
Allentown School District GO Refunding Series 2016 (AGM) (ST AID WITHHLDG) (AA/NR)
500,000	2.000	02/15/19	506,320
Butler County Hospital Authority RB for Health System Project Series 2015 A (A-/Baa1)
500,000	3.000	07/01/17	501,400
1,265,000	3.000	07/01/18	1,281,622
310,000	3.000	07/01/19	315,245
265,000	4.000	07/01/20	277,877
1,000,000	4.000	07/01/21	1,057,470
Chester County Downingtown Area School District GO Bonds Series 2010 (ST AID WITHHLDG) (NR/Aaa)(b)
5,000,000	1.610	05/01/19	5,007,450

Municipal Bonds – (continued)
Pennsylvania – (continued)
Chester County IDA RB for University Student Housing, LLC Project at West Chester University Series 2013 A (NR/Baa3)
515,000	3.000	08/01/17	515,752
530,000	3.000	08/01/18	530,874
City of Philadelphia GO Bonds Series 2016 F (ST AID WITHHLDG) (A+/A2)
1,000,000	5.000	09/01/19	1,063,060
4,000,000	5.000	09/01/20	4,321,720
4,000,000	5.000	09/01/21	4,372,680
City of Philadelphia GO Bonds Series 2017 (A+/A2)
4,500,000	5.000	08/01/19	4,858,020
Coatesville School District GO Refunding Bonds Series 2017 (AGM) (ST AID WITHHLDG) (AA/A2)
325,000	4.000	08/01/20	350,460
1,270,000	5.000	08/01/21	1,442,199
1,125,000	5.000	08/01/22	1,289,048
Cumberland County Municipal Authority RB Refunding for Diakon Lutheran Social Ministries Project Series 2015 (BBB+/NR)
535,000	4.000	01/01/19	553,928
1,000,000	4.000	01/01/20	1,049,200
Montgomery County Higher Education and Health Authority RB Refunding for Holy Redeemer Health System Series 2014 A (BBB+/Baa3)
1,000,000	4.000	10/01/18	1,028,900
1,000,000	4.000	10/01/19	1,043,110
Montgomery County IDA Pollution Control RB Refunding for PECO Energy Company Project Series 1999 B (BBB/Baa2)(b)
5,000,000	2.500	04/01/20	4,975,750
Pennsylvania Economic Development Financing Authority RB Refunding for Unemployment Compensation Series 2012 A (AA+/Aaa)
6,635,000	5.000	07/01/19	7,205,610
Pennsylvania Economic Development Financing Authority RB Refunding for Unemployment Compensation Series 2012 B (AA+/Aaa)
2,770,000	5.000	07/01/22	2,788,670
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2004 A (A-/NR)(b)
1,400,000	1.250	05/01/17	1,400,028
1,750,000	1.500	05/01/18	1,750,297
Pennsylvania Economic Development Financing Authority Unemployment Compensation RB Series 2012 B (AA+/Aaa)
16,335,000	5.000	07/01/20	17,732,296
Pennsylvania Higher Educational Facilities Authority RB for La Salle University Series 2012 (BBB/NR)
440,000	3.000	05/01/17	440,546
1,165,000	5.000	05/01/18	1,198,354
1,000,000	5.000	05/01/19	1,050,990
Pennsylvania State Commonwealth GO Bonds for City of Pittsburgh Series 2012 A (A+/A1)
500,000	3.000	09/01/17	504,215
550,000	4.000	09/01/17	556,859
Pennsylvania State Commonwealth GO Bonds Refunding First Series 2015 (AA-/Aa3)
8,115,000	5.000	08/15/20	9,022,663

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Pennsylvania – (continued)
Pennsylvania State Commonwealth GO Bonds Refunding First Series 2016 (AA-/Aa3)
$3,000,000	5.000%	09/15/18	$3,169,410
16,775,000	5.000	09/15/19	18,238,116
13,670,000	5.000	09/15/20	15,231,114
Pennsylvania State Commonwealth GO Bonds Refunding Second Series 2010 A (AA-/Aa3)
7,520,000	5.000	05/01/21	8,326,445
Pennsylvania State Commonwealth GO Bonds Refunding Second Series 2016 (AA-/Aa3)
4,500,000	5.000	01/15/22	5,125,320
Pennsylvania State Commonwealth GO Bonds Second Series 2015 (AA-/Aa3)
2,175,000	5.000	08/15/20	2,418,274
Pennsylvania State GO Bonds First Refunding Series 2015 (AGM) (AA/Aa3)
5,000,000	5.000	08/15/22	5,753,350
Pennsylvania Turnpike Commission RB Series 2014 B-1 (A/A1)(c)
7,000,000	1.790	12/01/20	7,028,700
Philadelphia Hospitals & Higher Education Facilities Authority Hospital RB Refunding for Temple University Health System Series 2012 B (BBB-/Ba1)
2,000,000	5.000	07/01/17	2,012,540
Scranton School District GO Refunding Bonds Series 2017 A (ST AID WITHHLDG) (A+/A2)
350,000	4.000	06/01/18	358,151
500,000	5.000	06/01/19	528,865
645,000	5.000	06/01/20	693,207
680,000	5.000	06/01/21	740,228

			154,902,977

Puerto Rico – 1.9%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (CC/Caa3)
14,595,000	5.000	07/01/17	12,843,746
7,285,000	5.000	07/01/19	5,974,938
Puerto Rico Commonwealth Public Improvement GO Bonds Refunding Series 2002 A (FGIC) (D/Caa3)(g)
1,030,000	5.500	07/01/17	829,325
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(c)
36,100,000	1.189	07/01/29	27,616,500
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (D/Caa3)(c)
25,850,000	1.369	07/01/31	16,285,500
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2002 C (COMWLTH GTD) (CC/WR)
654,385	5.500	07/01/16	359,912
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M-2 (AMBAC) (COMWLTH GTD) (NR/Caa3)(b)
1,000,000	5.500	07/01/17	1,001,510

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2013 M-2 (COMWLTH GTD) (D/Caa3)(b)
10,850,000	5.750	07/01/17	5,804,750
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A (CC/Ca)
5,000,000	5.500	08/01/28	1,993,750
Puerto Rico Sales Tax Financing Corp. Sales Tax RB First Subseries 2009 A (CC/Ca)
8,000,000	5.500	08/01/21	3,390,000
10,000,000	5.500	08/01/22	4,175,000
19,315,000	5.500	08/01/23	8,039,869

			88,314,800

Rhode Island – 0.5%
Providence GO Bonds Series 2013 A (A-/Baa1)
315,000	4.000	01/15/18	320,544
1,545,000	5.000	01/15/19	1,628,013
Rhode Island Health and Educational Building Corp. Higher Education Facility RB Refunding for Brown University Issue Series 2012 (AA+/Aa1)
4,770,000	5.000	09/01/21	5,470,331
Rhode Island Health and Educational Building Corp. Higher Education Facility RB Refunding for University of Rhode Island Auxiliary Enterprise Series 2013 C (A+/A1)
600,000	5.000	09/15/17	610,722
500,000	4.000	09/15/18	520,280
Rhode Island Health and Educational Building Corp. RB for Newport Public School Financing Program Series 2013 C (AA+/NR)
385,000	3.000	05/15/17	385,909
280,000	4.000	05/15/18	289,257
Rhode Island Health and Educational Building Corp. RB for Woonsocket Public School Financing Program Series 2017 A (MUN GOVT GTD) (NR/A1)
815,000	4.000	05/15/20	864,169
820,000	5.000	05/15/21	909,757
1,415,000	5.000	05/15/22	1,587,319
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2015 B (NR/NR)
8,295,000	2.250	06/01/41	8,300,972

			20,887,273

South Carolina – 0.8%
Anderson County School District No. 5 GO Bonds Refunding Series 2016 (SCSDE) (AA/Aa1)
1,645,000	5.000	03/01/21	1,865,265
Berkeley County School District GO Bonds Series 2014 A (SCSDE) (AA/Aa1)
1,380,000	5.000	03/01/19	1,482,010
City of Florence Waterworks & Sewerage System RB Refunding Series 2016 (AA-/Aa2)
900,000	2.000	09/01/19	914,652
1,560,000	2.000	09/01/20	1,586,832
1,000,000	2.000	09/01/21	1,014,810

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
South Carolina – (continued)
Clemson University RB Refunding Series 2012 (AA/Aa2)
$4,440,000	2.000%	05/01/17	$4,444,085
5,000,000	2.000	05/01/18	5,058,000
Colleton County South Carolina GO Bonds for Capital Project Sales Series 2015 (AA-/Aa3)
725,000	1.500	07/01/18	729,894
2,985,000	2.000	07/01/19	3,032,939
Richland County South Carolina School District No. 1 GO Bonds Refunding Series 2014 B (SCSDE) (AA/Aa1)
2,920,000	5.000	03/01/19	3,135,846
3,165,000	5.000	03/01/20	3,497,800
South Carolina Public Service Authority RB Tax-Exempt Series 2010 C (AA-/A1)
9,645,000	5.000	12/01/19	10,415,539
South Carolina Public Service Authority RB Tax-Exempt Series 2014 A (AA-/A1)(a)(c)
1,000,000	2.500	06/01/19	1,036,270

			38,213,942

Tennessee – 0.4%
Harpeth Valley Utilities District of Davidson and Williamson Counties RB Utilities Improvement Series 1998 (NATL-RE) (AA-/Aa3)
875,000	5.250	09/01/17	890,872
Knox County Health Educational & Housing Facilities Board RB for University Health System, Inc. Series 2017 (BBB+/NR)
800,000	3.000	04/01/18	810,704
335,000	4.000	04/01/19	348,467
350,000	5.000	04/01/20	378,938
750,000	4.000	04/01/21	798,030
750,000	5.000	04/01/22	837,053
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Vanderbilt University Series 2009 B (AA/Aa2)(a)
7,000,000	5.500	10/01/19	7,741,370
Tennessee State GO Bonds Refunding Special Tax Series 2015 B (AAA/Aaa)
2,210,000	5.000	08/01/20	2,476,526
Tennessee State GO Bonds Special Tax Series 2015 A (AAA/Aaa)
2,655,000	5.000	08/01/20	2,975,193

			17,257,153

Texas – 7.3%
Austin Texas Water and Wastewater System RB Refunding Series 2014 (AA/Aa2)
1,675,000	5.000	11/15/19	1,835,850
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2015 B (BBB+/Baa2)(b)
7,500,000	5.000	01/07/21	7,954,575
City of Arlington for Permanent Improvement Bonds Series 2015 A (AAA/Aa1)
1,075,000	2.500	08/15/18	1,097,478
725,000	3.000	08/15/19	754,595
City of Carrollton Texas GO Refunding Bonds Series 2012 (AAA/Aa1)
2,005,000	4.000	08/15/19	2,134,322

Municipal Bonds – (continued)
Texas – (continued)
City of El Paso Water and Sewer RB Refunding for Improvement Series 2012 A (AA+/NR)
1,750,000	2.000	03/01/18	1,767,640
845,000	4.000	03/01/19	891,897
City of Lewisville Texas Combination Contract & Special Assessment RB Refunding for Lewisville Castle Hills Public Improvement District No. 3 Project Series 2015 (AGM) (AA/NR)
300,000	3.000	09/01/17	302,223
250,000	3.000	09/01/18	254,843
375,000	3.000	09/01/19	385,811
Dallas County Highland Park Independent School District Unlimited Tax GO Bonds Refunding Series 2015 (NR/Aaa)
2,070,000	4.000	02/15/20	2,227,651
Dallas County Limited Tax GO Notes Series 2011 (AAA/Aaa)
3,855,000	5.000	02/15/18	3,991,583
Dallas-Fort Worth International Airport Joint RB Refunding Series 2011 D (A+/A1)
250,000	4.000	11/01/17	254,455
Dallas-Fort Worth International Airport Joint RB Refunding Series 2012 B (A+/A1)
1,750,000	5.000	11/01/18	1,857,782
East Central Independent School District Unlimited Tax for School Building Series 2016 (PSF-GTD) (AAA/Aaa)
1,305,000	4.000	08/15/22	1,455,323
Fort Worth Texas GO Bonds Refunding and Improvement Series 2012 (AA+/Aa2)
2,000,000	4.000	03/01/19	2,110,620
Garland Independent School District Unlimited Tax Refunding Bonds Series 2015 A (PSF-GTD) (AAA/Aaa)
6,640,000	2.000	02/15/18	6,704,806
4,710,000	3.000	02/15/19	4,877,017
Grand Prairie Independent School District GO Bonds Refunding Series 2016 (PSF-GTD) (AAA/NR)
1,915,000	2.000	08/15/18	1,942,384
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Memorial Hermann Health System Series 2013 B (A+/A1)(c)
5,685,000	1.960	06/01/24	5,681,305
Harris County Texas Spring Independent School District Unlimited Tax Refunding Bonds Series 2011 (PSF-GTD) (AAA/Aaa)
2,250,000	4.000	08/15/17	2,276,460
Houston Airport System RB Subordinate Lien Series 2002 C (AMT) (XLCA) (A+/A1)(c)
16,275,000	1.964	07/01/32	15,099,399
Houston Airport System RB Subordinate Lien Series 2002 D-2 (AMT) (XLCA) (A+/A1)(c)
19,425,000	1.966	07/01/32	18,031,646
Houston Independent School District Limited Tax GO Bonds Refunding Series 2014 B (PSF-GTD) (AAA/Aaa)
12,000,000	5.000	02/15/19	12,866,520
Kaufman County Fresh Water Supply District No. 1-C Refunding for Road Series 2016 C (AGM) (AA/NR)
370,000	3.000	09/01/19	379,875
390,000	3.000	09/01/20	401,474

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Texas – (continued)
$310,000	3.000%	09/01/21	$318,382
330,000	3.000	09/01/22	338,458
Lamar Consolidated Independent School District Unlimited Tax Schoolhouse Bonds RMKT 08/15/16 Series 2014 A (PSF-GTD) (AAA/Aaa)(b)
5,000,000	1.050	08/15/18	4,991,900
Leander Independent School District Unlimited Tax GO Bonds Refunding Series 2015 A (PSF-GTD) (AAA/NR)(d)
2,000,000	0.000	08/15/19	1,947,500
1,500,000	0.000	08/15/20	1,434,150
Leander Independent School District Unlimited Tax GO Bonds Refunding Series 2016 (PSF-GTD) (AAA/NR)(d)
2,500,000	0.000	08/16/20	2,390,175
5,000,000	0.000	08/16/21	4,684,350
Lubbock Health Facilities Development Corp. RB for St. Joseph Health System Series 2008 B (AA-/Aa3)
3,300,000	5.000	07/01/17	3,333,693
Mansfield Independent School District GO Bonds Series 2012 (PSF-GTD) (AAA/Aaa)(b)
7,315,000	1.750	08/01/17	7,334,458
Midway Independent School District Unlimited Tax GO Bonds Refunding Series 2015 (PSF-GTD) (AAA/NR)
4,905,000	5.000	08/01/21	5,592,043
Mission Economic Development Corp. Solid Waste Disposal RB for Waste Management, Inc. Project RMKT 06/01/15 Series 2006 (A-/NR)
5,000,000	1.800	12/01/18	5,044,050
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station I, LLC – Texas A&M University Collegiate Housing Project Series 2014 A (AGM) (AA/A2)
200,000	4.000	04/01/17	200,000
170,000	4.000	04/01/20	180,173
400,000	4.000	04/01/21	428,140
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC – Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (BBB-/Baa3)
145,000	4.000	04/01/19	150,108
300,000	4.000	04/01/20	314,118
620,000	4.000	04/01/21	657,758
North Texas Municipal Water District Upper East Fork Wastewater Interceptor System Contract RB Refunding & Improvement Series 2016 (AAA/Aa1)
2,085,000	5.000	06/01/22	2,412,053
North Texas Tollway Authority RB Refunding for First Tier Series 2008 A (NATL-RE-IBC) (AA-/A1)
4,470,000	6.000	01/01/19	4,631,993
North Texas Tollway Authority RB Refunding for First Tier Series 2012 C (A/A1)(b)
18,000,000	1.950	01/01/19	18,036,540
North Texas Tollway Authority System RB Refunding First Tier Series 2011 B (A/A1)
3,000,000	5.000	01/01/19	3,195,000
North Texas Tollway Authority System RB Refunding First Tier Series 2014 A (A/A1)
2,000,000	5.000	01/01/20	2,191,620

Municipal Bonds – (continued)
Texas – (continued)
North Texas Tollway Authority System RB Refunding First Tier Series 2014 C (A/A1)(b)
5,000,000	1.580	01/01/20	4,994,950
North Texas Tollway Authority System RB Refunding for Second Tier Series 2015 A (A-/A2)
1,070,000	4.000	01/01/18	1,094,118
1,000,000	5.000	01/01/19	1,064,470
Northside Texas Independent School District GO Bonds for School Building Series 2010 (PSF-GTD) (AAA/Aaa)(b)
6,655,000	1.200	08/01/17	6,660,923
Plano Independent School District Unlimited Tax Refunding Bonds Series 2016 B (PSF-GTD) (AAA/Aaa)
10,580,000	5.000	02/15/20	11,678,945
Round Rock Independent School District Unlimited Tax GO Bonds for School Building RMKT 08/01/16 Series 2015 (PSF-GTD) (AAA/Aaa)(b)
20,500,000	1.500	08/01/21	20,295,820
Sam Rayburn Municipal Power Agency RB Refunding Series 2012 (BBB+/NR)
2,315,000	5.000	10/01/19	2,466,517
San Antonio Electric and Gas Systems Junior Lien RB Refunding Series 2012 A (AA-/NR)(b)
5,000,000	2.000	12/01/18	5,036,900
San Antonio Independent School District Unlimited Tax Refunding Bonds Series 2014 B (PSF-GTD) (AAA/Aaa)(b)
9,700,000	2.000	08/01/18	9,795,060
San Antonio Water System RB Refunding Junior Lien Series 2016 C (AA/Aa2)
1,255,000	3.000	05/15/19	1,303,280
Texas A&M University Financing System RB Refunding for Board of Regents Series 2015 A (AAA/Aaa)
2,250,000	5.000	05/15/18	2,351,475
Texas Municipal Gas Acquisition & Supply Corp. III RB Series 2012 D (BBB/A3)
5,000,000	5.000	12/15/17	5,130,900
4,500,000	5.000	12/15/18	4,774,140
Texas Municipal Gas Acquisition & Supply Corp. RB for Senior Lien Series 2008 D (BBB+/Baa1)
3,105,000	5.625	12/15/17	3,152,072
Texas Municipal Gas Acquisition and Supply Corp. I RB for Gas Supply Senior Lien Series 2006 B (BBB+/Baa1)(c)
995,000	1.308	12/15/17	994,075
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/Baa2)
7,800,000	6.875	12/31/39	8,690,916
Texas Transportation Commission Central Turnpike System RB Refunding Series 2015 A (A-/A3)(b)
5,000,000	5.000	04/01/20	5,480,400
Texas Transportation Commission Highway Improvement GO Bonds Series 2014 (AAA/Aaa)
20,000,000	5.000	04/01/19	21,534,400
2,500,000	5.000	04/01/21	2,845,875
Texas Transportation Commission State Highway Fund First Tier RB Refunding Series 2014 A (AAA/Aaa)
14,625,000	5.000	04/01/18	15,218,483

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Texas – (continued)
Texas Transportation Commission State Highway Fund First Tier RB Series 2016 A (AAA/Aaa)
$15,250,000	3.000%	10/01/21	$16,212,123
Texas University System Financing RB Refunding Series 2017 A (AA/Aa2)
1,800,000	5.000	03/15/20	1,986,822
1,800,000	5.000	03/15/21	2,034,486
Texas Water Development Board State Water Implementation Fund RB Series 2015 A (AAA/NR)
2,300,000	4.000	10/15/19	2,458,079
1,305,000	4.000	04/15/20	1,408,460
Travis County GO Bonds for Texas Unlimited Tax Road Series 2016 (AAA/Aaa)
3,265,000	1.500	03/01/20	3,283,545
Victoria Independent School District Unlimited Tax Refunding Bonds Series 2016 (PSF-GTD) (AAA/Aaa)
1,350,000	3.000	02/15/19	1,397,871
2,940,000	3.000	02/15/20	3,076,504
2,175,000	3.000	02/15/21	2,294,408

			336,060,213

U.S. Virgin Islands – 0.2%
Virgin Islands Public Finance Authority Grant Anticipation RB for Federal Highway Grant Anticipation Revenue Loan Note Series 2015 (A/NR)(f)
250,000	5.000	09/01/18	259,188
645,000	5.000	09/01/19	681,668
825,000	5.000	09/01/20	884,012
2,015,000	5.000	09/01/21	2,182,547
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2012 A (B-/NR)
4,320,000	2.250	10/01/17	4,125,600
2,085,000	4.000	10/01/22	1,756,613

			9,889,628

Utah – 0.7%
Board of Education of Alpine School District GO Refunding Bonds for Utah SCH BD GTY Program Series 2015 (SCH BD GTY) (AAA/Aaa)
11,550,000	5.000	03/15/19	12,400,195
Board of Education of Alpine School District GO Refunding Bonds for Utah SCH BD GTY Program Series 2017 (SCH BD GTY) (AAA/Aaa)
7,800,000	5.000	03/15/21	8,886,774
7,995,000	5.000	03/15/22	9,298,745
Utah Associated Municipal Power Systems RB for Horse Butte Wind Project Series 2012 A (A/NR)
500,000	5.000	09/01/17	508,150
500,000	5.000	09/01/18	526,975
500,000	5.000	09/01/19	541,685

			32,162,524

Municipal Bonds – (continued)
Vermont – 0.1%
Vermont Educational & Health Buildings Financing Agency RB Refunding for St. Michael’s College Project Series 2012 (BBB+/Baa1)
1,680,000	4.000	10/01/17	1,701,941
Vermont Educational & Health Buildings Financing Agency RB Refunding for The University of Vermont Medical Center Project Series 2016 A (A-/A3)
500,000	3.000	12/01/17	506,185
450,000	4.000	12/01/19	477,841
400,000	4.000	12/01/20	430,696
350,000	5.000	12/01/21	396,113

			3,512,776

Virginia – 2.2%
Fairfax County GO Refunding Bonds for Virginia Public Improvement Series 2016 A (ST AID WITHHLDG) (AAA/Aaa)
9,995,000	4.000	10/01/21	11,080,357
Fairfax County GO Refunding Bonds for Virginia Public Improvement Series 2016 A (ST AID WITHHLDG) (AAA/Aaa)(a)
8,450,000	5.000	10/01/21	9,717,331
Louisa IDA Pollution Control RB Refunding for Virginia Electric & Power Company Project RMKT 12/01/16 Series 2008 C (BBB+/A2)(b)
8,000,000	1.850	05/16/19	8,081,360
Peninsula Ports Authority of Virginia Coal Terminal RB Refunding for Dominion Terminal Associates Project Series 2003 (BBB/NR)(b)
2,750,000	1.550	10/01/19	2,710,207
Virginia Commonwealth Transportation Board RB for Transportation Capital Projects Series 2012 (AA+/Aa1)
5,000,000	5.000	05/15/19	5,402,500
Virginia Commonwealth Transportation Board RB Refunding for Northern Virginia Transportation District Program Series 2014 A (AA+/Aa1)
8,375,000	5.000	05/15/19	9,049,187
Virginia Commonwealth Transportation Board RB Refunding for U.S. Route 58 Corridor Development Program Series 2014 B (AA+/Aa1)
20,650,000	5.000	05/15/19	22,312,325
11,680,000	5.000	05/15/20	12,981,970
Virginia Electric and Power Company Industrial Development Authority of Wise County RB for Solid Waste and Sewage Disposal RMKT 08/13/15 Series 2009 A (BBB+/A2)(b)
6,000,000	2.150	09/01/20	6,043,260
Virginia Electric and Power Company Industrial Development Authority of Wise County RB for Solid Waste and Sewage Disposal RMKT 11/02/15 Series 2010 A (BBB+/A2)(b)
4,500,000	1.875	06/01/20	4,492,395
Virginia State Public Building Authority RB for Public Facilities Series 2009 B (ST APPROP) (AA+/Aa1)(a)
3,005,000	5.000	08/01/19	3,270,041
Virginia State Public Building Authority RB for Public Facilities Series 2011 A (AA+/Aa1)(a)
5,375,000	5.000	08/01/21	6,161,793

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Virginia – (continued)
York County Economic Development Authority Electricity and Power RB Refunding Series 2009 A (BBB+/A2)(b)
$2,000,000	1.875%	05/16/19	$2,004,320

			103,307,046

Washington – 0.9%
City of Spokane Washington Water and Wastewater System RB Series 2014 (AA/Aa2)
2,805,000	5.000	12/01/18	2,987,774
Seattle City RB Refunding for Municipal Light & Power Improvement Series 2016 C (AA/Aa2)
10,660,000	5.000	10/01/22	12,453,438
Washington State COPS for State and Local Agency Real and Personal Property Series 2014 B (NR/Aa2)
3,020,000	5.000	07/01/19	3,267,821
Washington State COPS for State and Local Agency Real and Personal Property Series 2015 B (NR/Aa2)
5,745,000	5.000	01/01/20	6,295,428
Washington State COPS Refunding for State and Local Agency Real and Personal Property Series 2016 A (NR/Aa2)
6,420,000	5.000	07/01/20	7,127,677
Washington State Motor Vehicle Fuel Tax GO Bonds Refunding Series 2015 R-F (AA+/Aa1)
6,770,000	5.000	07/01/19	7,350,663

			39,482,801

West Virginia – 0.2%
Mason County Pollution Control RB for Appalachian Power Co. Project Series 2003 L (A-/Baa1)(b)
3,000,000	1.625	10/01/18	3,000,660
Monongalia County Board of Education Public School GO Refunding Bonds Series 2012 (AA-/NR)
1,520,000	5.000	05/01/18	1,583,673
Princeton West Virginia Hospitals RB Refunding Princeton Community Hospital Project Series 2012 A (BBB+/NR)
500,000	5.000	05/01/17	501,190
1,445,000	5.000	05/01/18	1,491,832
1,565,000	5.000	05/01/19	1,655,551

			8,232,906

Wisconsin – 0.3%
Wisconsin State GO Bonds Series 2006 A (AA/Aa2)(a)
11,030,000	5.000	05/01/21	12,572,876

TOTAL INVESTMENTS – 99.9%
(Cost $4,630,977,961)			$4,602,108,125

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%			4,271,012

NET ASSETS – 100.0%			$4,606,379,137

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(b)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2017.
(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2017.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	When-issued security.
(f)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $17,792,094, which represents approximately 0.4% of net assets as of March 31, 2017.
(g)	Security is currently in default.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2017

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGC-ICC	—Agency Insured Custody Certificate
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
BAM	—Build America Mutual Assurance Co.
BANS	—Bond Anticipation Notes
BHAC-CR	—Insured by Berkshire Hathaway Assurance Corp. – Insured Custodial Receipts
CNTY GTD	—County Guaranteed
COMWLTH GTD	—Commonwealth Guaranteed
COPS	—Certificates of Participation
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
GO	—General Obligation
GO OF AUTH	—General Obligation of Authority
IDA	—Industrial Development Authority
MUN GOVT GTD	—Municipal Government Guaranteed
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—Insured by National Public Finance Guarantee Corp., which reinsures Financial Guaranty Insurance Co.
NATL-RE-IBC	—Insured by National Public Finance Guarantee Corp. – Insured Bond Certificates
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PSF-GTD	—Guaranteed by Permanent School Fund
Q-SBLF	—Qualified School Board Loan Fund
RB	—Revenue Bond
RMKT	—Remarketed
SCH BD GTY	—School Bond Guaranty
SCH BD RES FD	—School Bond Reserve Fund
SCSDE	—South Carolina State Department of Education
SD CRED PROG	—School District Credit Program
ST AID WITHHLDG	—State Aid Withholding
ST APPROP	—State Appropriation
WR	—Withdrawn Rating
XLCA	—Insured by XL Capital Assurance, Inc.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At March 31, 2017, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on March 31, 2017(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America NA	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	$5,000	1.000%	03/20/23	0.684%	$(148,104)	$235,158
JPMorgan Chase Bank NA	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	10,000	1.000	03/20/23	0.684	(296,208)	470,317
TOTAL						$(444,312)	$705,475

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Assets and Liabilities

March 31, 2017

	Dynamic Municipal Income Fund	High Yield Municipal Fund	Short Duration Tax-Free Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,072,699,448, $4,433,970,785 and $4,630,977,961)	$1,081,348,495	$4,531,984,035	$4,602,108,125
Cash	11,787,912	18,286,730	15,063,756
Receivables:
Interest and dividends	13,814,220	65,606,704	41,042,920
Collateral on certain derivative contracts(a)	6,229,404	29,316,972	—
Fund shares sold	4,038,664	17,656,261	24,046,007
Due from custodian	1,078,049	5,212,368	—
Reimbursement from investment adviser	26,512	54,459	61,956
Investments sold	—	115,000	37,435,662
Variation margin on certain derivative contracts	344,756	1,794,797	—
Unrealized gain on swap contracts	94,063	2,123,889	705,475
Other assets	3,956	17,038	19,246
Total assets	1,118,766,031	4,672,168,253	4,720,483,147

Liabilities:
Variation margin on certain derivative contracts	15,313	—	—
Unrealized loss on swap contracts	—	1,241,372	—
Payables:
Investments purchased on an extended-settlement basis	12,967,343	20,464,724	93,491,004
Fund shares redeemed	1,909,469	12,388,616	11,196,544
Investments purchased	1,644,914	5,212,368	7,049,900
Income distribution	369,954	558,613	231,994
Management fees	363,167	2,015,236	1,344,230
Distribution and Service fees and Transfer Agency fees	142,709	272,420	204,534
Upfront payments received on swap contracts	59,242	1,543,295	444,312
Collateral on certain derivative contracts(a)	—	210,000	—
Accrued expenses	123,577	84,979	141,492
Total liabilities	17,595,688	43,991,623	114,104,010

Net Assets:
Paid-in capital	1,097,142,269	5,081,249,778	4,623,790,011
Undistributed net investment income	9,140,820	120,935,573	18,092,847
Accumulated net realized loss	(15,753,586)	(694,792,359)	(7,339,360)
Net unrealized gain (loss)	10,640,840	120,783,638	(28,164,361)
NET ASSETS	$1,101,170,343	$4,628,176,630	$4,606,379,137
Net Assets:
Class A	$218,698,700	$234,549,534	$124,586,420
Class C	42,352,732	66,772,018	23,219,836
Institutional	774,777,210	4,284,703,363	4,448,308,582
Service	35,670	—	262,747
Class IR	65,306,031	42,151,715	10,001,552
Total Net Assets	$1,101,170,343	$4,628,176,630	$4,606,379,137
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	14,141,927	25,075,373	11,846,168
Class C	2,737,642	7,138,658	2,210,206
Institutional	50,110,895	457,956,996	423,538,648
Service	2,296	—	25,021
Class IR	4,227,511	4,500,828	951,918
Net asset value, offering and redemption price per share:(b)
Class A	$15.46	$9.35	$10.52
Class C	15.47	9.35	10.51
Institutional	15.46	9.36	10.50
Service	15.54	—	10.50
Class IR	15.45	9.37	10.51

(a)	Segregated for initial margin and/or collateral on transactions as follows:

Fund	Futures	Swaps
Dynamic Municipal Income	$274,890	$5,954,514
High Yield Municipal	—	29,106,972

(b)	Maximum public offering price per share for Class A Shares of the Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds is $16.06, $9.79 and $10.68, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2017

	Dynamic Municipal Income Fund	High Yield Municipal Fund	Short Duration Tax-Free Fund
Investment income:
Interest	$36,831,913	$257,303,227	$82,207,041
Dividends — affiliated issuers	15,906	—	—
Total investment income	36,847,819	257,303,227	82,207,041

Expenses:
Management fees	4,909,628	23,172,852	16,363,846
Distribution and Service fees(a)	911,220	1,372,892	637,084
Transfer Agency fees(a)	603,383	2,094,644	1,986,990
Registration fees	162,214	114,659	159,944
Custody, accounting and administrative services	105,168	459,567	480,163
Professional fees	78,248	225,767	148,678
Printing and mailing costs	66,218	86,791	84,467
Trustee fees	21,510	33,122	30,865
Service share fees — Service Plan	90	—	620
Service share fees — Shareholder Administration Plan	90	—	620
Other	19,177	98,511	83,305
Total expenses	6,876,946	27,658,805	19,976,582
Less — expense reductions	(1,772,383)	(1,065,750)	(1,608,901)
Net expenses	5,104,563	26,593,055	18,367,681
NET INVESTMENT INCOME	31,743,256	230,710,172	63,839,360

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(524,188)	19,989,092	(7,693,269)
Futures contracts	692,318	—	—
Swap contracts	858,082	4,725,692	714,875
Net change in unrealized gain (loss) on:
Investments	(21,152,473)	(84,504,303)	(20,529,022)
Futures contracts	667,192	—	—
Swap contracts	2,342,323	24,865,428	393,748
Net realized and unrealized loss	(17,116,746)	(34,924,091)	(27,113,668)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,626,510	$195,786,081	$36,725,692

(a)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees		Transfer Agency Fees
Fund	Class A	Class C	Class A	Class C	Institutional	Service	Class IR
Dynamic Municipal Income	$526,437	$384,783	$273,746	$50,021	$248,054	$15	$31,547
High Yield Municipal	642,098	730,794	333,889	95,003	1,631,493	—	34,259
Short Duration Tax-Free	348,931	288,153	181,443	37,460	1,761,920	100	6,067

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Dynamic Municipal Income Fund
	For the Fiscal Year Ended March 31, 2017	For the Fiscal Year Ended March 31, 2016
From operations:
Net investment income	$31,743,256	$24,019,261
Net realized gain (loss)	1,026,212	(81,729)
Net change in unrealized gain (loss)	(18,142,958)	(5,405,731)
Net increase in net assets resulting from operations	14,626,510	18,531,801

Distributions to shareholders:
From net investment income
Class A Shares	(6,721,546)	(5,733,553)
Class C Shares	(938,714)	(666,293)
Institutional Shares	(21,877,860)	(16,184,828)
Service Shares	(1,093)	(1,231)
Class IR Shares	(830,278)	(256,969)
From net realized gains
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Total distributions to shareholders	(30,369,491)	(22,842,874)

From share transactions:
Proceeds from sales of shares	687,374,981	316,136,355
Reinvestment of distributions	26,910,582	20,424,327
Cost of shares redeemed	(301,678,135)	(221,233,382)
Net increase in net assets resulting from share transactions	412,607,428	115,327,300
TOTAL INCREASE	396,864,447	111,016,227

Net assets:
Beginning of year	704,305,896	593,289,669
End of year	$1,101,170,343	$704,305,896
Undistributed net investment income	$9,140,820	$7,840,441

(a)	Net of $213,148 of redemption fees.
(b)	Net of $289,150 of redemption fees.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

High Yield Municipal Fund				Short Duration Tax-Free Fund
For the Fiscal Year Ended March 31, 2017		For the Fiscal Year Ended March 31, 2016		For the Fiscal Year Ended March 31, 2017	For the Fiscal Year Ended March 31, 2016

$230,710,172		$185,565,826		$63,839,360	$55,117,729
24,714,784		(20,605,848)		(6,978,394)	1,981,923
(59,638,875)		24,280,105		(20,135,274)	(19,918,658)
195,786,081		189,240,083		36,725,692	37,180,994

(11,510,859)		(11,741,798)		(1,390,674)	(1,435,525)
(2,727,881)		(2,853,312)		(171,895)	(163,751)
(194,879,728)		(155,835,712)		(57,690,133)	(49,661,394)
—		—		(2,014)	(1,096)
(1,264,428)		(887,924)		(59,098)	(39,229)

—		—		(9,194)	(15,946)
—		—		(1,890)	(3,381)
—		—		(301,050)	(420,779)
—		—		(18)	(17)
—		—		(253)	(366)
(210,382,896)		(171,318,746)		(59,626,219)	(51,741,484)

1,590,375,609		1,237,695,837		2,398,940,664	2,297,530,366
205,521,625		166,239,084		56,995,237	49,780,823
(1,263,566,782	)(a)	(673,251,125	)(b)	(2,329,028,148)	(2,159,864,506)
532,330,452		730,683,796		126,907,753	187,446,683
517,733,637		748,605,133		104,007,226	172,886,193

4,110,442,993		3,361,837,860		4,502,371,911	4,329,485,718
$4,628,176,630		$4,110,442,993		$4,606,379,137	$4,502,371,911
$120,935,573		$107,583,536		$18,092,847	$13,551,405

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Net asset value, end of year	Total return(b)
FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	$15.69	$0.52	$(0.25)	$0.27	$(0.50)	$15.46	1.73%
2017 - C	15.69	0.41	(0.25)	0.16	(0.38)	15.47	1.04
2017 - Institutional	15.68	0.58	(0.25)	0.33	(0.55)	15.46	2.13
2017 - Service	15.77	0.50	(0.25)	0.25	(0.48)	15.54	1.57
2017 - IR	15.67	0.56	(0.24)	0.32	(0.54)	15.45	2.03
2016 - A	15.81	0.56	(0.14)	0.42	(0.54)	15.69	2.70
2016 - C	15.82	0.45	(0.16)	0.29	(0.42)	15.69	1.86
2016 - Institutional	15.81	0.62	(0.16)	0.46	(0.59)	15.68	2.98
2016 - Service	15.89	0.54	(0.15)	0.39	(0.51)	15.77	2.53
2016 - IR	15.79	0.60	(0.15)	0.45	(0.57)	15.67	2.95
2015 - A	15.45	0.60	0.32	0.92	(0.56)	15.81	6.00
2015 - C	15.46	0.48	0.32	0.80	(0.44)	15.82	5.21
2015 - Institutional	15.45	0.65	0.32	0.97	(0.61)	15.81	6.36
2015 - Service	15.53	0.58	0.32	0.90	(0.54)	15.89	5.79
2015 - IR	15.43	0.63	0.33	0.96	(0.60)	15.79	6.27
2014 - A	16.16	0.61	(0.76)	(0.15)	(0.56)	15.45	(0.83)
2014 - C	16.16	0.50	(0.75)	(0.25)	(0.45)	15.46	(1.50)
2014 - Institutional	16.16	0.67	(0.76)	(0.09)	(0.62)	15.45	(0.49)
2014 - Service	16.24	0.59	(0.76)	(0.17)	(0.54)	15.53	(0.98)
2014 - IR	16.14	0.65	(0.76)	(0.11)	(0.60)	15.43	(0.58)
2013 - A	15.73	0.61	0.41	1.02	(0.59)	16.16	6.51
2013 - C	15.73	0.49	0.40	0.89	(0.46)	16.16	5.72
2013 - Institutional	15.72	0.66	0.42	1.08	(0.64)	16.16	6.93
2013 - Service	15.80	0.59	0.41	1.00	(0.56)	16.24	6.31
2013 - IR	15.71	0.64	0.41	1.05	(0.62)	16.14	6.77

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(c)

$218,699	0.78%	0.98%	3.34%	28%
42,353	1.53	1.73	2.59	28
774,777	0.44	0.64	3.67	28
36	0.94	1.14	3.19	28
65,306	0.53	0.73	3.57	28
177,985	0.78	0.99	3.62	15
30,116	1.54	1.75	2.87	15
486,485	0.44	0.65	3.96	15
36	0.94	1.16	3.46	15
9,684	0.53	0.74	3.87	15
172,221	0.78	1.01	3.79	14
22,182	1.53	1.76	3.04	14
393,120	0.44	0.67	4.12	14
39	0.94	1.16	3.62	14
5,728	0.53	0.76	4.00	14
160,259	0.79	1.00	3.99	15
20,131	1.54	1.75	3.24	15
305,706	0.45	0.66	4.33	15
37	0.94	1.16	3.83	15
2,357	0.54	0.75	4.23	15
204,892	0.78	0.98	3.78	16
27,047	1.53	1.73	3.03	16
385,480	0.44	0.64	4.10	16
42	0.94	1.15	3.63	16
3,544	0.53	0.73	3.97	16

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	$9.36	$0.47	$(0.06)	$0.41	$(0.42)
2017 - C	9.36	0.40	(0.06)	0.34	(0.35)
2017 - Institutional	9.36	0.49	(0.04)	0.45	(0.45)
2017 - IR	9.37	0.50	(0.05)	0.45	(0.45)
2016 - A	9.34	0.46	(0.02)	0.44	(0.42)
2016 - C	9.34	0.39	(0.02)	0.37	(0.35)
2016 - Institutional	9.34	0.48	(0.01)	0.47	(0.45)
2016 - IR	9.35	0.48	(0.01)	0.47	(0.45)
2015 - A	8.93	0.45	0.38	0.83	(0.42)
2015 - C	8.93	0.38	0.39	0.77	(0.36)
2015 - Institutional	8.93	0.48	0.38	0.86	(0.45)
2015 - IR	8.93	0.48	0.39	0.87	(0.45)
2014 - A	9.51	0.44	(0.60)	(0.16)	(0.42)
2014 -C	9.51	0.37	(0.59)	(0.22)	(0.36)
2014 - Institutional	9.52	0.47	(0.61)	(0.14)	(0.45)
2014 - IR	9.51	0.47	(0.61)	(0.14)	(0.44)
2013 - A	8.90	0.43	0.59	1.02	(0.41)
2013 - C	8.90	0.36	0.59	0.95	(0.34)
2013 - Institutional	8.91	0.46	0.59	1.05	(0.44)
2013 - IR	8.91	0.45	0.58	1.03	(0.43)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(c)

$9.35	4.48%	$234,550	0.85%	0.92%	4.93%	31%
9.35	3.70	66,772	1.60	1.67	4.18	31
9.36	4.88	4,284,703	0.56	0.58	5.23	31
9.37	4.81	42,152	0.60	0.67	5.25	31
9.36	4.89	262,193	0.86	0.93	4.98	11
9.36	4.11	73,498	1.62	1.68	4.24	11
9.36	5.19	3,754,010	0.57	0.59	5.25	11
9.37	5.15	20,741	0.61	0.68	5.22	11
9.34	9.47	257,803	0.86	0.93	4.89	14
9.34	8.66	81,018	1.61	1.68	4.14	14
9.34	9.79	3,005,752	0.57	0.59	5.18	14
9.35	9.86	17,265	0.61	0.68	5.13	14
8.93	(1.52)	255,002	0.87	0.93	4.94	25
8.93	(2.25)	75,433	1.62	1.68	4.19	25
8.93	(1.34)	2,584,691	0.58	0.59	5.23	25
8.93	(1.28)	12,703	0.62	0.69	5.31	25
9.51	11.64	347,693	0.86	0.92	4.62	19
9.51	10.82	108,291	1.61	1.67	3.87	19
9.52	11.95	3,425,590	0.57	0.58	4.90	19
9.51	11.79	7,134	0.61	0.67	4.82	19

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	$10.56	$0.12	$(0.05)	$0.07	$(0.11)	$—	(d)	$(0.11)
2017 - C	10.55	0.07	(0.05)	0.02	(0.06)	—	(d)	(0.06)
2017 - Institutional	10.54	0.15	(0.05)	0.10	(0.14)	—	(d)	(0.14)
2017 - Service	10.54	0.10	(0.05)	0.05	(0.09)	—	(d)	(0.09)
2017 - IR	10.55	0.14	(0.05)	0.09	(0.13)	—	(d)	(0.13)
2016 - A	10.59	0.10	(0.04)	0.06	(0.09)	—	(d)	(0.09)
2016 - C	10.58	0.06	(0.04)	0.02	(0.05)	—	(d)	(0.05)
2016 - Institutional	10.58	0.14	(0.05)	0.09	(0.13)	—	(d)	(0.13)
2016 - Service	10.58	0.09	(0.05)	0.04	(0.08)	—	(d)	(0.08)
2016 - IR	10.58	0.13	(0.04)	0.09	(0.12)	—	(d)	(0.12)
2015 - A	10.57	0.10	0.01	0.11	(0.09)	—	(d)	(0.09)
2015 - C	10.55	0.05	0.02	0.07	(0.04)	—	(d)	(0.04)
2015 - Institutional	10.55	0.13	0.02	0.15	(0.12)	—	(d)	(0.12)
2015 - Service	10.55	0.08	0.02	0.10	(0.07)	—	(d)	(0.07)
2015 - IR	10.55	0.12	0.02	0.14	(0.11)	—	(d)	(0.11)
2014 - A	10.69	0.10	(0.12)	(0.02)	(0.09)	(0.01)		(0.10)
2014 - C	10.68	0.06	(0.13)	(0.07)	(0.05)	(0.01)		(0.06)
2014 - Institutional	10.68	0.13	(0.13)	— (d)	(0.12)	(0.01)		(0.13)
2014 - Service	10.67	0.08	(0.12)	(0.04)	(0.07)	(0.01)		(0.08)
2014 - IR	10.68	0.13	(0.14)	(0.01)	(0.11)	(0.01)		(0.12)
2013 - A	10.62	0.13	0.07	0.20	(0.13)	—		(0.13)
2013 - C	10.62	0.08	0.06	0.14	(0.08)	—		(0.08)
2013 - Institutional	10.61	0.16	0.07	0.23	(0.16)	—		(0.16)
2013 - Service	10.61	0.12	0.05	0.17	(0.11)	—		(0.11)
2013 - IR	10.61	0.15	0.07	0.22	(0.15)	—		(0.15)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(c)

$10.52	0.63%	$124,586	0.70%	0.76%	1.09%	40%
10.51	0.23	23,220	1.10	1.51	0.69	40
10.50	0.94	4,448,309	0.39	0.42	1.41	40
10.50	0.44	263	0.89	0.92	0.91	40
10.51	0.88	10,002	0.45	0.51	1.37	40
10.56	0.62	147,949	0.73	0.76	0.98	24
10.55	0.22	33,787	1.13	1.51	0.58	24
10.54	0.86	4,316,949	0.39	0.42	1.32	24
10.54	0.36	161	0.89	0.92	0.82	24
10.55	0.87	3,526	0.48	0.51	1.23	24
10.59	1.01	189,890	0.73	0.76	0.90	24
10.58	0.71	35,443	1.13	1.51	0.50	24
10.58	1.45	4,100,431	0.39	0.41	1.23	24
10.58	0.96	60	0.89	0.92	0.76	24
10.58	1.36	3,661	0.48	0.51	1.16	24
10.57	(0.24)	231,329	0.73	0.76	0.93	17
10.55	(0.73)	43,189	1.13	1.51	0.53	17
10.55	0.01	3,745,916	0.39	0.42	1.27	17
10.55	(0.40)	306	0.89	0.92	0.79	17
10.55	(0.08)	9,554	0.48	0.51	1.19	17
10.69	1.85	327,845	0.73	0.76	1.26	28
10.68	1.35	57,257	1.13	1.50	0.79	28
10.68	2.20	4,266,884	0.39	0.42	1.48	28
10.67	1.60	1,320	0.89	0.92	1.15	28
10.68	2.11	18,362	0.48	0.50	1.41	28

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements

March 31, 2017

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Dynamic Municipal Income, Short Duration Tax-Free	A, C, Institutional, Service and IR	Diversified
High Yield Municipal	A, C, Institutional and IR	Non-diversified

Class A Shares of the Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds are sold with a front-end sales charge of up to 3.75%, 4.50% and 1.50%, respectively. Class C Shares of Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, 1.00% and 0.65%, respectively, which is imposed on redemptions made within 12 months of purchase. Institutional, Service and Class IR Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Redemption Fees — A 2% redemption fee is imposed on the redemption of shares (including by exchange) of the High Yield Municipal Fund held for 60 calendar days or less. For this purpose, the High Yield Municipal Fund uses a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to the Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of the Fund on a pro-rata basis.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

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Notes to Financial Statements (continued)

March 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Money Market Funds — Investments in the Goldman Sachs Investor Tax-Exempt Money Market Fund (formerly the Goldman Sachs Financial Square Tax-Free Money Market Fund) (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued using available market quotations as provided by a third party pricing vendor or broker. Prior to October 11, 2016, such securities were valued at amortized cost. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

ii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

ii.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

Short Term Investments — Short-term investments having a maturity of 60 days or less are valued using available market quotations as provided by a third party pricing vendor or broker. Prior to October 11, 2016, such securities were valued at amortized cost. These investments are classified as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (continued)

March 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in United States (“U.S.”) or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2017:

DYNAMIC MUNICIPAL INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Municipal Debt Obligations	$—	$1,081,348,495	$—

Derivative Type
Assets(a)
Credit Default Swap Contracts	$—	$94,063	$—
Interest Rate Swap Contracts	—	2,644,520	—
Total	$—	$2,738,583	$—
Liabilities(a)
Futures Contracts	$(20,931)	$—	$—
Interest Rate Swap Contracts	—	(725,859)	—
Total	$(20,931)	$(725,859)	$—

HIGH YIELD MUNICIPAL

Investment Type	Level 1	Level 2	Level 3
Assets
Municipal Debt Obligations	$—	$4,531,984,035	$—

Derivative Type
Assets(a)
Credit Default Swap Contracts	$—	$2,123,889	$—
Interest Rate Swap Contracts	—	22,867,068	—
Total	$—	$24,990,957	$—
Liabilities(a)
Credit Default Swap Contracts	$—	$(1,241,372)	$—
Interest Rate Swap Contracts	—	(979,197)	—
Total	$—	$(2,220,569)	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION TAX-FREE

Investment Type	Level 1	Level 2	Level 3
Assets
Municipal Debt Obligations	$—	$4,602,108,125	$—

Derivative Type
Assets(a)
Credit Default Swap Contracts	$—	$705,475	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of March 31, 2017. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

DYNAMIC MUNICIPAL INCOME
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities(a)
Credit	Receivable for unrealized gain on swap contracts	$94,063		—	$—
Interest Rate	Variation margin on certain derivative contracts	2,644,520	(a)	Variation margin on certain derivative contracts	(746,790)
Total		$2,738,583			$(746,790)

HIGH YIELD MUNICIPAL
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$2,123,889		Payable for unrealized loss on swap contracts	$(1,241,372)	(b)
Interest Rate	Variation margin on certain derivative contracts	22,867,068	(a)	Variation margin on certain derivative contracts	(979,197)	(a)
Total		$24,990,957			$(2,220,569)

SHORT DURATION TAX-FREE
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$705,475		—	$—

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Notes to Financial Statements (continued)

March 31, 2017

4. INVESTMENTS IN DERIVATIVES (continued)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of March 31, 2017 is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. The amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

DYNAMIC MUNICIPAL INCOME
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$30,145	$29,445	2
Interest Rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contract and swap contracts	1,520,255	2,980,070	159
Total		$1,550,400	$3,009,515	161

HIGH YIELD MUNICIPAL
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$1,081,610	$537,268	7
Interest Rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	3,644,082	24,328,160	1
Total		$4,725,692	$24,865,428	8

SHORT DURATION TAX-FREE
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$53,183	$393,748	2
Interest Rate	Net realized gain (loss) from swap contracts	661,692	—	—
Total		$714,875	$393,748	2

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2017.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended March 31, 2017, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Dynamic Municipal Income	0.55%	0.50%	0.48%	0.47%	0.46%	0.55%	0.40	%(1)
High Yield Municipal	0.55	0.55	0.50	0.48	0.47	0.52	0.52
Short Duration Tax-Free	0.40	0.36	0.34	0.33	0.32	0.36	0.34	(1)

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(1)	GSAM agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least July 29, 2017, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees.

The Dynamic Municipal Income Fund invests in Institutional Shares of the Goldman Sachs Investor Tax-Exempt Money Market Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the fiscal year ended March 31, 2017, GSAM waived $11,588 of the Fund’s management fees.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to 0.25% of the average daily net assets attributable to Class A Shares of the Funds.

The Trust, on behalf of Class C Shares of each Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to 0.75% of the average daily net assets attributable to Class C Shares of the Funds.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal account maintenance to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to 0.25% of the average daily net assets attributable to Service Shares of the Funds.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended March 31, 2017, Goldman Sachs advised that it retained front end sales charges of $21,412, $33,301 and $1,458 for the Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds, respectively. Goldman Sachs retained no contingent deferred sales charges.

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each

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Notes to Financial Statements (continued)

March 31, 2017

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

provide for compensation to the service organizations equal to 0.25% of the average daily net assets attributable to Class C or Service Shares of the Funds, as applicable.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C and Class IR Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Goldman Sachs agreed to waive a portion of the transfer agency fee equal to 0.05% and 0.04% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Class IR Shares of the High Yield Municipal and Short Duration Tax-Free Funds, respectively. Such waivers for the Short Duration Tax-Free Fund were implemented on July 29, 2016. This arrangement will remain in effect through at least July 29, 2017. Prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Funds is 0.004%. The Other Expense limitation will remain in place through at least July 29, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the fiscal year ended March 31, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

	Fee Waivers
Fund	Management Fee	Class C Distribution and Service Fee	Transfer Agency Fee		Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Dynamic Municipal Income	$1,347,278	$—	$—		$416,727	$8,378	$1,772,383
High Yield Municipal	—	—	178,135	(a)	840,653	46,962	1,065,750
Short Duration Tax-Free	598,758	100,853	45,803	(a)	803,921	59,566	1,608,901

(a)	Applicable to Class A, C and IR Shares.

G.  Line of Credit Facility — As of March 31, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2017, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — As of March 31, 2017, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 10% of the Service Class Shares of the Dynamic Municipal Income Fund.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the fiscal year ended March 31, 2017, the purchase and

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

sale transactions and related net realized gain (loss) for the Funds with an affiliated fund in compliance with Rule 17a-7 under the Act were as follows:

Fund	Purchases	Sales	Net Realized Gain (Loss)
Dynamic Municipal Income	$9,476,635	$5,377,976	$(393,713)
High Yield Municipal	520,936	12,977,125	567,948
Short Duration Tax-Free	33,812,693	49,663,250	(874,194)

The following table provides information about the Funds’ investment in the Goldman Sachs Investor Tax-Exempt Money Market Fund as of and for the fiscal year ended March 31, 2017:

Dynamic Municipal Income Fund
Underlying Fund	Market Value 3/31/2016	Purchases at Cost	Proceeds from Sales	Market Value 3/31/2017	Dividend Income
Goldman Sachs Investor Tax-Exempt Money Market Fund (formerly the Goldman Sachs Financial Square Tax-Free Money Market Fund)	$9,662,862	$127,891,667	$(137,554,529)	$—	$15,906

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2017, were as follows:

Fund	Purchases	Sales and Maturities
Dynamic Municipal Income	$669,475,521	$248,327,263
High Yield Municipal	1,896,843,825	1,351,136,643
Short Duration Tax-Free	2,141,622,455	1,804,681,899

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2017, was as follows:

	Dynamic Municipal Income	High Yield Municipal	Short Duration Tax-Free
Distributions paid from:
Ordinary income	$217,847	$12,588,441	$475,426
Tax-exempt income	30,151,644	197,794,455	59,150,793
Total distributions	$30,369,491	$210,382,896	$59,626,219

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GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2017

7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended March 31, 2016, was as follows:

	Dynamic Municipal Income	High Yield Municipal	Short Duration Tax-Free
Distributions paid from:
Ordinary income	$396,702	$2,375,651	$123,746
Tax-exempt income	22,446,172	168,943,095	51,189,688
Net long-term capital gains	—	—	428,050
Total distributions	$22,842,874	$171,318,746	$51,741,484

As of March 31, 2017, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Dynamic Municipal Income	High Yield Municipal	Short Duration Tax-Free
Undistributed tax-exempt income — net	$7,910,148	$87,962,980	$1,885,448
Capital loss carryforwards:(1)
Expiring 2018	(11,494,807)	(431,157,569)	—
Expiring 2019	(704,599)	(11,866,582)	—
Perpetual Short-term	(3,575,092)	(103,612,649)	—
Perpetual Long-term	—	(136,308,708)	—
Total capital loss carryforwards	$(15,774,498)	$(682,945,508)	$—
Timing differences (Qualified Late Year Loss Deferral, Defaulted Bond Income and Distribution Payable)	(385,877)	(1,742,976)	(7,546,326)
Unrealized gains (losses) — net	12,257,370	143,652,356	(11,749,996)
Total accumulated earnings (losses) — net	$4,007,143	$(453,073,148)	$(17,410,874)

(1)	With the exception of perpetual capital loss carryforwards, expiration occurs on March 31 of the year indicated. The Dynamic Municipal Income and High Yield Municipal Funds had capital loss carryforwards of $13,220,467 and $553,071,659, respectively, which expired in the current fiscal year. The High Yield Municipal Fund utilized $14,711,856 of capital loss carryforward during the fiscal year.

As of March 31, 2017, the Funds’ aggregate securities unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Dynamic Municipal Income	High Yield Municipal	Short Duration Tax-Free
Tax cost	$1,071,283,704	$4,415,998,271	$4,615,197,763
Gross unrealized gain	43,358,575	357,068,628	52,611,609
Gross unrealized loss	(33,293,784)	(241,082,864)	(65,701,247)
Net unrealized security gain (loss)	$10,064,791	$115,985,764	$(13,089,638)
Net unrealized gain on other investments	$2,192,579	$27,666,592	$1,339,642
Net unrealized gain (loss)	$12,257,370	$143,652,356	$(11,749,996)

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures, differences in the tax treatment of swap transactions, and market discount accretion and premium amortization.

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GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds and result primarily from expired capital loss carryforwards, dividend redesignations and differences in the tax treatment of swap transactions, and the recognition of income and gains/losses of certain bonds.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Dynamic Municipal Income	$(13,220,467)	$13,293,853	$(73,386)
High Yield Municipal	(553,071,659)	560,046,898	(6,975,239)
Short-Duration Tax Free	—	(15,896)	15,896

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may

111

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2017

8. OTHER RISKS (continued)

negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The High Yield Municipal Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

State/Territory Specific Risk — A Funds’ investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect a Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

Tax Risk — The Funds may be adversely impacted by changes in tax rates and policies. Because interest income from Municipal Securities is normally not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal and state income tax rates or changes in the tax-exempt status of interest income from Municipal Securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities. This could in turn affect a Fund’s net asset value and ability to acquire and dispose of Municipal Securities at desirable yield and price levels. Additionally, these Funds would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal, state or local income tax consequences of their investments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

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GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Dynamic Municipal Income Fund

	For the Fiscal Year Ended March 31, 2017		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,872,998	$107,860,167	3,720,425	$58,051,402
Reinvestment of distributions	385,810	6,051,521	344,723	5,371,021
Shares redeemed	(4,461,562)	(69,311,835)	(3,610,570)	(56,072,072)
	2,797,246	44,599,853	454,578	7,350,351
Class C Shares
Shares sold	1,310,890	20,660,621	835,143	13,048,024
Reinvestment of distributions	50,080	785,361	35,448	552,588
Shares redeemed	(542,263)	(8,472,434)	(353,817)	(5,516,495)
	818,707	12,973,548	516,774	8,084,117
Institutional Shares
Shares sold	31,710,596	495,175,716	15,186,355	236,772,323
Reinvestment of distributions	1,228,194	19,243,175	914,307	14,243,405
Shares redeemed	(13,844,781)	(215,197,001)	(9,947,544)	(155,115,309)
	19,094,009	299,221,890	6,153,118	95,900,419
Service Shares
Reinvestment of distributions	30	478	37	573
Shares redeemed	—	(6)	(222)	(3,500)
	30	472	(185)	(2,927)
Class IR Shares
Shares sold	4,116,665	63,678,477	529,669	8,264,606
Reinvestment of distributions	53,340	830,047	16,499	256,740
Shares redeemed	(560,587)	(8,696,859)	(290,762)	(4,526,006)
	3,609,418	55,811,665	255,406	3,995,340
NET INCREASE	26,319,410	$412,607,428	7,379,691	$115,327,300

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GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2017

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	High Yield Municipal Fund

	For the Fiscal Year Ended March 31, 2017		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,763,874	$35,397,906	4,773,731	$44,114,762
Reinvestment of distributions	1,092,481	10,321,390	1,144,403	10,547,186
Shares redeemed	(7,789,348)	(72,782,918)	(5,517,134)	(50,795,733)
	(2,932,993)	(27,063,622)	401,000	3,866,215
Class C Shares
Shares sold	903,874	8,619,231	950,111	8,762,502
Reinvestment of distributions	224,431	2,119,997	240,369	2,215,323
Shares redeemed	(1,841,287)	(17,267,725)	(2,014,789)	(18,570,802)
	(712,982)	(6,528,497)	(824,309)	(7,592,977)
Institutional Shares
Shares sold	162,400,568	1,522,008,228	127,594,329	1,177,853,968
Reinvestment of distributions	20,301,816	191,816,554	16,547,656	152,589,319
Shares redeemed	(125,700,317)	(1,169,120,154)	(65,014,349)	(599,414,160)
	57,002,067	544,704,628	79,127,636	731,029,127
Class IR Shares
Shares sold	2,618,781	24,350,244	754,337	6,964,605
Reinvestment of distributions	134,000	1,263,684	96,178	887,256
Shares redeemed	(465,898)	(4,395,985)	(484,019)	(4,470,430)
	2,286,883	21,217,943	366,496	3,381,431
NET INCREASE	55,642,975	$532,330,452	79,070,823	$730,683,796

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GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Tax-Free Fund

	For the Fiscal Year Ended March 31, 2017		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,104,726	$32,784,249	2,534,246	$26,748,594
Reinvestment of distributions	107,739	1,136,819	116,088	1,224,532
Shares redeemed	(5,378,469)	(56,633,882)	(6,561,982)	(69,219,571)
	(2,166,004)	(22,712,814)	(3,911,648)	(41,246,445)
Class C Shares
Shares sold	303,581	3,198,288	1,029,737	10,853,113
Reinvestment of distributions	11,574	121,984	10,925	115,132
Shares redeemed	(1,308,227)	(13,757,315)	(1,186,296)	(12,501,894)
	(993,072)	(10,437,043)	(145,634)	(1,533,649)
Institutional Shares
Shares sold	223,462,919	2,354,031,726	214,243,079	2,258,369,073
Reinvestment of distributions	5,285,410	55,676,089	4,594,367	48,401,158
Shares redeemed	(214,618,744)	(2,256,247,980)	(196,995,117)	(2,076,521,244)
	14,129,585	153,459,835	21,842,329	230,248,987
Service Shares
Shares sold	10,621	112,155	9,554	100,816
Reinvestment of distributions	115	1,211	43	445
Shares redeemed	(1,001)	(10,490)	(3)	(36)
	9,735	102,876	9,594	101,225
Class IR Shares
Shares sold	838,460	8,814,246	138,426	1,458,770
Reinvestment of distributions	5,614	59,134	3,755	39,556
Shares redeemed	(226,457)	(2,378,481)	(153,827)	(1,621,761)
	617,617	6,494,899	(11,646)	(123,435)
NET INCREASE	11,597,861	$126,907,753	17,782,995	$187,446,683

115

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

Goldman Sachs Municipal Fixed Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Dynamic Municipal Income Fund, the Goldman Sachs High Yield Municipal Fund and the Goldman Sachs Short Duration Tax-Free Fund (collectively the “Funds”), funds of the Goldman Sachs Trust, as of March 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian, brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 25, 2017

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GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service or Class IR Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and redemption fees (with respect to Class A, Class C, Institutional, Service and Class IR Shares, if any); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service and Class IR Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2016 through March 31, 2017, which represents a period of 182 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Dynamic Municipal Income Fund				High Yield Municipal Fund				Short Duration Tax-Free Fund
Share Class	Beginning Account Value 10/01/16	Ending Account Value 3/31/17		Expenses Paid for the 6 Months Ended 3/31/17*	Beginning Account Value 10/01/16	Ending Account Value 3/31/17		Expenses Paid for the 6 Months Ended 3/31/17*	Beginning Account Value 10/01/16	Ending Account Value 3/31/17		Expenses Paid for the 6 Months Ended 3/31/17*
Class A
Actual	$1,000	$980.60		$3.85	$1,000	$984.20		$4.20	$1,000	$996.80		$3.44
Hypothetical 5% return	1,000	1,021.04	+	3.93	1,000	1,020.69	+	4.28	1,000	1,021.49	+	3.48
Class C
Actual	1,000	977.00		7.54	1,000	980.50		7.90	1,000	994.80		5.42
Hypothetical 5% return	1,000	1,017.30	+	7.70	1,000	1,016.95	+	8.05	1,000	1,019.50	+	5.49
Institutional
Actual	1,000	982.30		2.17	1,000	986.60		2.77	1,000	997.30		1.94
Hypothetical 5% return	1,000	1,022.74	+	2.22	1,000	1,022.14	+	2.82	1,000	1,022.99	+	1.97
Service
Actual	1,000	980.10		4.69	N/A	N/A		N/A	1,000	994.80		4.43
Hypothetical 5% return	1,000	1,020.19	+	4.78	N/A	N/A		N/A	1,000	1,020.49	+	4.48
Class IR
Actual	1,000	982.30		2.62	1,000	987.20		2.97	1,000	998.00		2.19
Hypothetical 5% return	1,000	1,022.29	+	2.67	1,000	1,021.94	+	3.02	1,000	1,022.74	+	2.22

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR
Dynamic Municipal Income	0.78%	1.53%	0.44%	0.95%	0.53%
High Yield Municipal	0.85	1.60	0.56	N/A	0.60
Short Duration Tax-Free	0.69	1.09	0.39	0.89	0.44

+	Hypothetical expenses are based on each Fund's actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 75	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Chairman of the Board of Trustees, Goldman Sachs Trust II (2012–2016), Goldman Sachs MLP Income Opportunities Fund (2013–2016), Goldman Sachs MLP and Energy Renaissance Fund (2014–2016), and Goldman Sachs ETF Trust (2014–2016); Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs BDC, Inc.; and Goldman Sachs Private Middle Market Credit LLC.

				106	None
Kathryn A. Cassidy Age: 63	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Diana M. Daniels Age: 67	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Herbert J. Markley Age: 66	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Jessica Palmer Age: 68	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None

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GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 56	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a ceiling materials manufacturer) (2016–Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				104	Armstrong World Industries, Inc. (a ceiling materials manufacturer)
Gregory G. Weaver Age: 65	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	Verizon Communications Inc.
James A. McNamara* Age: 54	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	138	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2017, Goldman Sachs Trust consisted of 90 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 15 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

119

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 48	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of March 31, 2017, for whom information is provided as of May 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Municipal Fixed Income Funds — Tax Information (Unaudited)

During the period ended March 31, 2017, 99.28%, 94.02%, and 99.70% of the Distributions from net investment income paid by the Dynamic Municipal Income Fund, the High Yield Municipal Fund, and the Short Duration Tax-Free Funds, respectively, were exempt-interest dividends and as such, are not subject to U.S. Federal income tax.

Pursuant to Section 871(k) of the Internal Revenue Code, the Short Duration Tax- Free Fund designates $296,967 as short-term capital gain dividends paid during the fiscal year ended March 31, 2017.

120

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.17 trillion in assets under supervision as of March 31, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund[4]
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Fixed Income Macro Strategies Fund

Fundamental Equity

∎	Growth and Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Focused Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Growth Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Dynamic U.S. Equity Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Dynamic Allocation Fund
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of March 31, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

© 2017 Goldman Sachs. All rights reserved. 91603-TMPL-05/2017-529652 TFFIAR-17/16K

Goldman Sachs Funds

Annual Report	March 31, 2017

Short Duration and Government Fixed Income Funds
Enhanced Income
Government Income
High Quality Floating Rate
Inflation Protected Securities
Short Duration Government
Short Duration Income
Short-Term Conservative Income*

*Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.

Goldman Sachs Short Duration and Government Fixed Income Funds

∎	ENHANCED INCOME

∎	GOVERNMENT INCOME

∎	HIGH QUALITY FLOATING RATE

∎	INFLATION PROTECTED SECURITIES

∎	SHORT DURATION GOVERNMENT

∎	SHORT DURATION INCOME

∎	SHORT-TERM CONSERVATIVE INCOME

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

What Differentiates Goldman Sachs Asset Management’s Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

∎	Assess relative value among securities and sectors

∎	Leverage the vast resources of GSAM in selecting securities for each portfolio

∎	Team approach to decision making

∎	Manage risk by avoiding significant sector and interest rate bets

∎	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

∎	Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

∎	Capitalize on GSAM’s industry-renowned credit research capabilities

∎	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

1

MARKET REVIEW

Goldman Sachs Short Duration and

Government Fixed Income Funds

Market Review

During the 12 months ended March 31, 2017 (the “Reporting Period”), the performance of the global fixed income markets was driven by unexpected political events in the U.S. and abroad as well as by shifting expectations about global economic conditions and central bank monetary policy.

In the second quarter of 2016 when the Reporting Period began, spread (or non-government bond) sectors rallied on stabilization of commodities prices as well as on declining fears about slowing economic growth in China and the potential for a U.S. economic recession. Global interest rates broadly declined amid continued accommodative monetary policy from the world’s central banks. In the U.S., minutes from the Federal Reserve’s (the “Fed”) April 2016 policy meeting, released in mid-May 2016, suggested to many observers that policymakers might raise interest rates in June 2016 if U.S. economic growth strengthened, employment data firmed and inflation rose toward the Fed’s 2% target. In early June 2016, however, the release of weak May 2016 employment data raised concerns about the health of the U.S. economy, pushing down market expectations of a Fed interest rate hike. Indeed, the Fed did not raise interest rates at its June 2016 policy meeting. In the last week of June 2016, the unexpected “leave” vote in the U.K. referendum on membership in the European Union, popularly known as Brexit, renewed investor uncertainty about the path of global economic growth. Spread sectors withstood the Brexit vote relatively well, selling off at first but then recovering most of their losses afterwards. The U.S. dollar strengthened versus most global currencies during the second calendar quarter, though it weakened against the Japanese yen.

During the third calendar quarter, spread sectors continued to advance. Overall, global interest rates remained low, as the world’s central banks remained broadly accommodative. In July 2016, however, the Fed’s policy statement was more hawkish than most observers expected, reflecting cautious optimism amid the market’s relatively muted reaction to the Brexit referendum outcome and strengthening U.S. economic data. (Hawkish tends to suggest higher interest rates; opposite of dovish.) The July 2016 U.S. non-farm payrolls report showed 255,000 new jobs added, exceeding market expectations and countering a disappointing second quarter 2016 Gross Domestic Product (“GDP”) report that showed growth of 1.2%. The European Central Bank (“ECB”) kept interest rates unchanged during July 2016. The Bank of Japan (“BoJ”), meanwhile, fell short of market expectations with the announcement of an equity purchase program but no change to key monetary measures, such as an interest rate cut or increased government bond purchases. In August 2016, the Bank of England (“BoE”) unveiled a “timely, coherent and comprehensive package,” as described by Governor Mark Carney, which included a number of measures intended to help the U.K. economy navigate a post-Brexit environment. Although the ECB kept monetary policy unchanged during the month, the European and U.K. credit markets received technical, or supply/demand, support from the ongoing corporate bond purchases by their respective central banks. In the U.S., non-farm payroll gains moderated in August 2016 and manufacturing and services data weakened, but continued hawkish comments from the Fed boosted market expectations of a rate hike by the end of 2016. However, at its September 2016 policy meeting, the Fed kept short-term interest rates unchanged. In Japan, during September 2016, the BoJ announced a new “yield curve control” framework designed to steepen Japan’s government bond yield curve and alleviate the impact on financial institutions of low longer-term rates. (Yield curve indicates a spectrum of maturities.) During the third quarter of 2016, the U.S. dollar depreciated versus many world currencies.

2

MARKET REVIEW

In the fourth quarter of 2016, spread sectors generally outpaced government bond sectors. Commodity prices broadly stabilized, and crude oil prices rose following an agreement in November 2016 by the Organization of the Petroleum Exporting Countries (“OPEC”) and non-OPEC producers to cut production, which provided support for energy issuers within the corporate credit market as well as for oil-exporting emerging economies. Also, Donald Trump’s victory in the November 2016 U.S. election signaled a regime change in fiscal and regulatory policy. Market expectations shifted toward a faster pace of Fed monetary policy tightening, increased fiscal stimulus and a potentially looser regulatory agenda. Soon after the U.S. election, global interest rates rose and the U.S. dollar strengthened versus most developed market and emerging market currencies. The U.S. economy strengthened, with strong job growth and increased consumer spending reported. In December 2016, the Fed raised the targeted federal funds rate 0.25% to a range of between 0.50% and 0.75%. The rate hike pushed U.S. Treasury yields higher, with a notable increase in shorter-term yields, and led to additional appreciation in the U.S. dollar. In the Eurozone, the ECB announced it would reduce its monthly pace of asset purchases starting in April 2017 but said it would maintain its monetary easing policies throughout 2017. Meanwhile, Italy voted to reject constitutional reforms, while the outcome of Austria’s election defied the populist tide that had claimed victories in the U.K. and U.S. during 2016.

During the first quarter of 2017, government bond sectors sold off and spread sectors generally posted gains. Investors focused on the prospect of pro-growth policies from the Trump Administration, which helped boost business and consumer sentiment to near record levels, and also on the positive impact of earlier fiscal stimulus in China. Global purchasing managers’ indices pointed to solid expansion across the largest global economies, the U.S. in particular. In Europe, economic data strengthened and political risk remained contained, as markets weathered the official start of Brexit negotiations. The far right lost to centrists in the Netherlands’ election. In France, polls reflected a relatively low chance of victory for the far-right candidate in its upcoming presidential vote. (On May 7, independent candidate Macron was elected as president of France.) Monetary policy presented few surprises during the first calendar quarter, as the ECB, BoJ and BoE kept policy unchanged. In March 2017, the ECB raised its economic growth and inflation forecast. The same month, Fed policymakers raised the targeted federal funds rate 0.25% to a range between 0.75% and 1.00%. Minutes from the meeting suggested the Fed might start reducing its balance sheet near the end of 2017. The U.S. dollar weakened versus many global currencies during the first calendar quarter 2017.

For the Reporting Period overall, high yield corporate bonds and sovereign emerging markets debt generated double-digit gains, outperforming U.S. Treasuries by a wide margin. Investment grade corporate bonds also outpaced U.S. Treasuries. In addition, commercial mortgage-backed securities, agency securities, asset-backed securities and mortgage-backed securities outperformed U.S. Treasuries, though more modestly. The U.S. Treasury yield curve flattened during the Reporting Period, as yields on shorter- and intermediate-term maturities rose more than yields on longer-term maturities. The yield on the bellwether 10-year U.S. Treasury rose approximately 61 basis points to end the Reporting Period at 2.39%. (A basis point is 1/100th of a percentage point. A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows.)

3

MARKET REVIEW

Looking Ahead

At the end of the Reporting Period, we expected global economic growth to maintain positive momentum through 2017, with broad-based gains across both developed and emerging markets. Longer term, we are cautious about a possible slowdown in China’s economic growth and the potential impact on economies that are closely connected to China. In developed markets, we believe a key issue will likely be the normalization of monetary policy after years of accommodation by central banks. A notable risk to our overall outlook is a potential pick-up in market volatility around political events that might upset consumer and business confidence.

In the U.S., we expect consumption-led economic growth of approximately 2.2% during 2017. A healthy labor market, we believe, should support wage growth and underpin consumption. In our view, core inflation is likely to remain stable in the coming months and tick up in the third quarter of 2017. On the monetary policy front, we expect two additional rate increases by the Fed during 2017. We also expect to gain greater clarity on the Fed’s strategy for scaling back its balance sheet, which expanded markedly following the 2008 global financial crisis. We do not anticipate effects of any pro-growth regulatory and fiscal policies that might be implemented to materialize until 2018 at the earliest, and we remain alert to trade developments that could unsettle the longer-term outlook.

In Europe, uncertainty surrounding political events is likely, in our view, to weigh on economic growth and inflation in 2017. We see economic growth slowing from 1.6% to approximately 0.8% during 2017, though political uncertainty and the impact of Brexit pose additional downside risks. A complete break-up of the European monetary union seems unlikely to us in the near term, but we believe that rising populist influences pose a long-term risk to the European Union’s cohesion. Although overall unemployment is declining in Europe, youth unemployment remains high. We think the ECB is likely to remain accommodative but may begin to reduce its asset purchase program in 2018.

Regarding the U.K., we expect Brexit negotiations to weigh on consumption and investment in 2017. Consumption is likely to slow, we believe, as weakness in the British pound boosts inflation and depresses real incomes. In our view, uncertainty may well persist throughout the Brexit negotiation process. We believe that the BoE faces the prospect of higher inflation due to currency weakness and recovering oil prices, as well as weaker economic growth, as the implications of Brexit begin to play out. We do not anticipate additional easing in the near term and believe the BoE may tolerate an increase in inflation relative to their target, at least in the short term. We expect U.K. economic growth of approximately 1.2% in 2017, with inflation rising to 2.9%.

In Japan, we believe its economy appears strong, though consumption remains weak. We think economic growth has the potential to surprise to the upside, and our forecast is for approximately 1% in 2017, up from 0.7% in 2016. Recent growth has been led, in our opinion, by improvement in net exports and investment in housing. However, we think subdued wage growth expectations and weak consumer confidence are creating headwinds for consumption. Inflation is likely, we believe, to rise in 2017 because of energy base effects and currency weakness, but it should remain below the BoJ’s 2% target. (Base effects are the extent to which month-to-month changes in the inflation rate can be explained by eliminating the

4

MARKET REVIEW

impact of changes in oil prices.) We expect the BoJ’s quantitative and qualitative easing measures, including its yield curve control framework, to remain in place for some time.

In China, we see risks from excessive debt levels and uncertainty ahead of its November 2017 leadership transition. We expect economic growth to slow to approximately 6.3% in 2017 from 6.7% in 2016, due to moderation in the nation’s property market, a weaker outlook for exports and the expiration of its tax cut on auto purchases. Consumption appears to have stabilized, but at lower levels. We believe China’s policymakers are prepared to act swiftly to support growth and preserve stability before its leadership transition, but their reliance on credit expansion could exacerbate existing problems. We also see potential for increased volatility arising from trade and foreign policy tensions with the U.S.

5

PORTFOLIO RESULTS

Goldman Sachs Enhanced Income Fund

Investment Objective

The Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Enhanced Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Administration, IR and R6 Shares generated average annual total returns, without sales charges, of 1.19%, 1.53%, 1.28%, 1.44% and 1.55%, respectively. These returns compare to the 0.57% average annual total return of the Goldman Sachs Enhanced Income Fund Composite Index (the “Enhanced Income Composite”) during the same period. The Enhanced Income Composite is comprised 50% of the Bank of America Merrill Lynch Six-Month U.S. Treasury Bill Index (“BofA ML Six-Month U.S. Treasury Bill Index”) and 50% of the Bank of America Merrill Lynch One-Year U.S. Treasury Note Index (“BofA ML One-Year U.S. Treasury Note Index”), which generated average annual total returns of 0.58% and 0.56%, respectively, over the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both bottom-up and top-down strategies had an impact on the Fund’s performance during the Reporting Period. Bottom-up individual issue selection amongst short-dated corporate bonds and amongst U.S. Treasuries boosted results, while selection amongst high quality corporate securities detracted from the Fund performance.

Within our top-down strategies, our cross-sector strategy contributed positively to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration and yield curve positioning strategy had a modestly negative effect on the Fund’s results during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. A yield curve indicates the spectrum of interest rates based on maturities of varying lengths within a particular sector.

The duration and government/swaps selection strategies are primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Our individual security selection strategies overall contributed most positively to the Fund’s relative results during the Reporting Period, especially individual selection of short-dated corporate bonds. Within the government/ swaps sector, our selection of Treasury inflation protected securities (“TIPS”) and U.S. Treasuries also proved effective. These gains were slightly offset by selection of higher quality corporate bonds, which detracted.

Overall, our cross-sector strategy also contributed positively to the Fund’s results during the Reporting Period due mostly to the Fund’s exposure to corporate bonds and asset-backed securities. Investment grade corporate bonds strengthened during the Reporting Period with spreads, or yield differentials to U.S. Treasuries, tightening on improving U.S. economic data and rising consumer confidence. During the Reporting Period, we continued to believe that senior collateralized loan obligations (“CLOs”) and Federal Family Education Loan Program (“FFELP”) asset-backed securities offered attractive spreads along with strong credit protection. Indeed, these securities remained, in our view, among the most compelling sectors in the securitized sector.

6

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from Fund performance during the Reporting Period. There was a sell-off and steepening of the U.S. Treasury yield curve following the November 2016 U.S. presidential election. Since that time, interest rates remained in a rather range-bound environment. We generally maintained a modestly shorter duration than that of the Enhanced Income Composite throughout the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) Derivatives did have a positive impact, on a net basis, on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s allocations to asset-backed securities increased during the Reporting Period. A corresponding decrease in allocation was concentrated in investment grade corporate bonds, especially in the financials and industrials sectors.

Additionally, we modestly shifted the Fund’s duration positioning during the Reporting Period as market conditions changed.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2017?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the Enhanced Income Composite.

Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably investment grade corporate bonds and asset-backed securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period. Further, the Fund maintained a shorter duration position than that of the Enhanced Income Composite at the end of the Reporting Period, as we expect the Federal Reserve (the “Fed”) to further tighten monetary policy as 2017 progresses should economic growth continue to improve and financial conditions remain easy.

7

FUND BASICS

Enhanced Income Fund

as of March 31, 2017

PERFORMANCE REVIEW
April 1, 2016– March 31, 2017	Fund Total Return (based on NAV)[1]	Enhanced Income Composite[2]	BofA ML Six-Month U.S. Treasury Bill Index[3]	BofA ML One-Year U.S. Treasury Note Index[3]	30-Day Standardized Subsidized Yield[4]	30-Day Standardized Unsubsidized Yield[4]
Class A	1.19%	0.57%	0.58%	0.56%	1.49%	1.52%
Institutional	1.53	0.57	0.58	0.56	1.85	1.88
Administration	1.28	0.57	0.58	0.56	1.60	1.63
Class IR	1.44	0.57	0.58	0.56	1.76	1.79
Class R6	1.55	0.57	0.58	0.56	1.78	1.90

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Enhanced Income Composite is an equal weight blend of the BofA ML Six-Month U.S. Treasury Bill Index and the BofA ML One-Year U.S. Treasury Note Index.

[3]	The BofA ML Six-Month U.S. Treasury Bill Index measures the performance of Treasury Bill with time to maturity of less than 6 months. The BofA ML One-Year U.S. Treasury Note Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year. The BofA ML Six-Month U.S. Treasury Bill Index and BofA ML One-Year U.S. Treasury Note Index, as reported by Bank of America Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 3/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-0.30%	0.07%	0.91%	1.89%	8/2/00
Institutional	1.53	0.72	1.41	2.35	8/2/00
Administration	1.28	0.45	1.18	2.11	8/2/00
Class IR	1.44	0.61	N/A	0.54	7/30/10
Class R6	1.55	N/A	N/A	1.27	7/31/15

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares. Because Institutional Shares, Administration Shares, Class IR Shares, and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.69%	0.72%
Institutional	0.35	0.37
Administration	0.60	0.62
Class IR	0.44	0.47
Class R6	0.33	0.38

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

9

FUND BASICS

FUND COMPOSITION[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposits and commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

10

GOLDMAN SACHS ENHANCED INCOME FUND

Performance Summary

March 31, 2017

The following graph shows the value, as of March 31, 2017, of a $1,000,000 investment made on April 1, 2007 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Goldman Sachs Enhanced Income Fund Composite Index, which is comprised of the Bank of America Merrill Lynch One-Year U.S. Treasury Note Index (50%), and the Bank of America Merrill Lynch Six-Month U.S. Treasury Bill Index (50%), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Administration, Class IR and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Enhanced Income Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2007 through March 31, 2017.

Average Annual Total Return through March 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 2, 2000)
Excluding sales charges	1.19%	0.36%	1.07%	1.99%
Including sales charges	-0.30%	0.07%	0.91%	1.89%

Institutional Class (Commenced August 2, 2000)	1.53%	0.72%	1.41%	2.35%

Administration Class (Commenced August 2, 2000)	1.28%	0.45%	1.18%	2.11%

Class IR (Commenced July 30, 2010)	1.44%	0.61%	N/A	0.54%

Class R6 (Commenced July 31, 2015)	1.55%	N/A	N/A	1.27%

11

PORTFOLIO RESULTS

Goldman Sachs Government Income Fund

Investment Objective

The Fund seeks a high level of current income, consistent with safety of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Government Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated average annual total returns, without sales charges, of -0.89%, -1.63%, -0.56%, -1.06%, -0.64%, -1.14% and -0.60%, respectively. These returns compare to the -0.71% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Government/Mortgage Index (the “Bloomberg Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our duration strategy detracted from the Fund’s performance during the Reporting Period. The duration strategy is typically implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Our cross-sector strategy contributed positively to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Bottom-up individual issue selection overall also contributed positively, although selection amongst mortgage-backed securities detracted.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Within our cross-sector strategy, the Fund’s underweight exposure to agency mortgage-backed securities relative to the Bloomberg Barclays Index contributed positively to results, as mortgages underperformed U.S. Treasuries during the Reporting Period amid increased policy and political uncertainties and subdued foreign investor interest in the sector. Fund results were also boosted by having an exposure to Treasury inflation protected securities (“TIPS”), which performed well overall and especially as inflation expectations rose following the U.S. election. An overweight to asset-backed securities added value as well.

Individual issue selection among mortgage-backed securities detracted most from the Fund’s relative results, especially among agency mortgage-backed securities. An emphasis on Ginnie Maes hurt Fund performance, as these securities were negatively affected by the mortgage insurance premium cut announcement by the Federal Housing Administration under the Obama administration, a cut which was reversed by the Department of Housing and Urban Development just an hour after Donald Trump was sworn in as President. Partially offsetting this detractor was individual issue selection within the government/swaps sector, especially of TIPS, which contributed positively due to increasing U.S. inflation numbers. Selection of Federal Family Education Loan Program (“FFELP”) asset-backed securities also aided Fund performance, as spreads, or yield differentials to U.S. Treasuries, tightened during the Reporting Period due to renewed investor confidence and demand as rating agencies concluded their reviews of the asset class.

12

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration positioning modestly detracted from the Fund’s relative results during the Reporting Period. Most of this can be attributed to the Fund’s shorter duration than that of the Bloomberg Barclays Index in June 2016 following the Brexit-induced sell-off, as U.S. rates rallied following the U.K.’s decision to leave the European Union. However, this was partially offset during the third and fourth quarters of 2016, especially during the August 2016 sell-off and then following the November 2016 U.S. elections, when the Fund’s modestly shorter duration position than that of the Bloomberg Barclays Index contributed positively, as rates then rose. We did adjust the Fund’s duration positioning throughout the Reporting Period as market conditions shifted, generally maintaining a shorter to neutral position relative to that of the Bloomberg Barclays Index and even briefly extending to a comparatively longer duration position.

The Fund’s yield curve positioning contributed positively, albeit modestly, to the Fund’s relative results during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and bond exchange traded futures contracts to hedge interest rate exposure, i.e., to manage exposure to fluctuations in interest rates, and to facilitate specific duration and yield curve strategies. Interest rate swaps were used to hedge interest rate exposure and express an outright duration and term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) to hedge and express an outright term structure view and to help manage volatility. The Fund used forward contracts to help manage duration. Derivatives generally contributed positively towards relative performance during the Reporting Period.

Overall, we employ derivatives for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate risks more effectively by allowing us both to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We adjusted the Fund’s positioning in mortgage-backed securities during the Reporting Period, tactically moving from an underweighted allocation relative to the Bloomberg Barclays Index to a modestly overweighted allocation, as valuations changed and based on net supply. Net supply is driven largely by seasonal factors, such as new home buying, and Federal Reserve (“Fed”) purchases, which had slowed. Additionally, as mentioned earlier, we modestly shifted the Fund’s duration positioning during the Reporting Period as market conditions changed.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective July 29, 2016, Matthew Kaiser joined Michael Swell and Mark Van Wyk as a portfolio manager of the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2017?

A	At the end of March 2017, the Fund had overweighted allocations relative to the Bloomberg Barclays Index on a market-value weighted basis in asset-backed securities and quasi-government securities. The Fund was underweight relative to the Bloomberg Barclays Index in U.S. government securities and pass-through mortgage-backed securities. The Fund also had an exposure to TIPS, which are not a component of the Bloomberg Barclays Index. The Fund had a modestly shorter duration than that of the Bloomberg Barclays Index at the end of the Reporting Period.

13

FUND BASICS

Government Income Fund

as of March 31, 2017

PERFORMANCE REVIEW
April 1, 2016–March 31, 2017	Fund Total Return (based on NAV)[1]	Bloomberg Barclays Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-0.89%	-0.71%	1.17%	1.05%
Class C	-1.63	-0.71	0.48	0.36
Institutional	-0.56	-0.71	1.55	1.43
Service	-1.06	-0.71	1.05	0.94
Class IR	-0.64	-0.71	1.46	1.34
Class R	-1.14	-0.71	0.97	0.85
Class R6	-0.60	-0.71	1.57	1.45

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays Index, an unmanaged index, measures the performance of U.S. government bonds and mortgage-related securities. The Bloomberg Barclays Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

14

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-4.64%	0.41%	2.81%	4.62%	2/10/93
Class C	-2.61	0.44	2.44	3.55	8/15/97
Institutional	-0.56	1.54	3.55	4.70	8/15/97
Service	-1.06	1.02	3.03	4.18	8/15/97
Class IR	-0.64	1.44	N/A	3.13	11/30/07
Class R	-1.14	0.93	N/A	2.64	11/30/07
Class R6	-0.60	N/A	N/A	1.14	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the figures shown. Because Institutional Shares, Service Shares, Class IR, Class R Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.90%	1.05%
Class C	1.66	1.80
Institutional	0.57	0.71
Service	1.06	1.21
Class IR	0.66	0.80
Class R	1.15	1.30
Class R6	0.55	0.70

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

15

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[9]	“Government Guarantee Obligations” are guaranteed by a foreign government guarantee program and are backed by full faith and credit of the United States or the government of a foreign country.

16

GOLDMAN SACHS GOVERNMENT INCOME FUND

Performance Summary

March 31, 2017

The following graph shows the value, as of March 31, 2017, of a $1,000,000 investment made on April 1, 2007 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. Government/Mortgage Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Government Income Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2007 through March 31, 2017.

Average Annual Total Return through March 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced February 10, 1993)
Excluding sales charges	-0.89%	1.18%	3.20%	4.79%
Including sales charges	-4.64%	0.41%	2.81%	4.62%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	-1.63%	0.44%	2.44%	3.55%
Including contingent deferred sales charges	-2.61%	0.44%	2.44%	3.55%

Institutional Class (Commenced August 15, 1997)	-0.56%	1.54%	3.55%	4.70%

Service Class (Commenced August 15, 1997)	-1.06%	1.02%	3.03%	4.18%

Class IR (Commenced November 30, 2007)	-0.64%	1.44%	N/A	3.13%

Class R (Commenced November 30, 2007)	-1.14%	0.93%	N/A	2.64%

Class R6 (Commenced July 31, 2015)	-0.60%	N/A	N/A	1.14%

17

PORTFOLIO RESULTS

Goldman Sachs High Quality Floating Rate Fund

Investment Objective

The Fund seeks a high level of current income, consistent with low volatility of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs High Quality Floating Rate Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Service, IR and R6 Shares generated average annual total returns, without sales charges, of 1.79%, 1.97%, 1.58%, 1.87% and 2.11%, respectively. These returns compare to the 0.36% average annual total return of the Fund’s benchmark, the Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index (“BofA ML Three-Month U.S. Treasury Bill Index”).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy contributed most positively to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration and yield curve positioning strategy detracted from Fund performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. A yield curve indicates the spectrum of interest rates based on maturities of varying lengths within a particular sector.

Bottom-up individual issue selection within the government/ swaps strategy contributed positively to the Fund’s relative results. In addition, selection of asset-backed securities and collateralized loan obligations (“CLOs”) within the securitized sector added value. This was somewhat offset by issue selection among agency mortgage-backed securities, which detracted from Fund performance.

The duration and government/swaps selection strategies are primarily implemented via interest rate swaps and/or futures.

Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Cross-sector positioning was the primary positive contributor to the Fund’s results during the Reporting Period, especially exposure to agency mortgage-backed securities, asset-backed securities and CLOs. Agency mortgage-backed security spreads, or yield differentials to U.S. Treasuries, tightened on strong demand from overseas investors and banks. At the end of the Reporting Period, we expected agency mortgage-backed security spreads to widen as 2017 progresses due to increased interest rate volatility and rising concerns about the Federal Reserve’s (the “Fed”) strategy for reducing its balance sheet. We also believed senior CLOs and Federal Family Education Loan Program (“FFELP”) asset-backed securities continued to offer attractive spreads along with strong credit protection. Indeed, these securities remained, in our view, among the most compelling sectors in the securitized sector. These gains were slightly offset by exposure to U.S. Treasury swaps, which detracted.

Individual issue selection of U.S. Treasuries and of Treasury inflation protected securities (“TIPS”) within the government/swaps sector was additive to the Fund’s relative results during the Reporting Period. Within the securitized sector, selection of CLOs and asset-backed securities added value, however these gains were offset by selection of mortgage-backed securities, which detracted from Fund performance.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting

18

PORTFOLIO RESULTS

Period. There was a sell-off and steepening of the U.S. Treasury yield curve following the November 2016 U.S. presidential election. Since that time, interest rates remained in a rather range-bound environment. We generally maintained a modestly shorter duration than that of the BofA ML Three-Month U.S. Treasury Bill Index throughout the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and interest rate swaps during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) Derivatives did not have a material impact, on a net basis, on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s allocation to cash increased during the Reporting Period. A corresponding decrease in allocation was concentrated in asset-backed securities and agency mortgage-backed securities. Additionally, we modestly shifted the Fund’s duration positioning during the Reporting Period as market conditions changed.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2017?

A	While the Fund is benchmarked to U.S. Treasuries, it held a significant portion of its assets in non-Treasury sectors not represented in the benchmark index at the end of the Reporting Period. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably agency mortgage-backed securities and asset-backed securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period. Further, the Fund maintained a shorter duration position than that of the BofA ML Three-Month U.S. Treasury Bill Index at the end of the Reporting Period, as we expect the Fed to further tighten monetary policy as 2017 progresses should economic growth continue to improve and financial conditions remain easy.

19

FUND BASICS

High Quality Floating Rate Fund

as of March 31, 2017

PERFORMANCE REVIEW
April 1, 2016–March 31, 2017	Fund Total Return (based on NAV)[1]	BofA ML Three-Month U.S. Treasury Bill Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	1.79%	0.36%	1.06%	0.89%
Institutional	1.97	0.36	1.41	1.24
Service	1.58	0.36	0.92	0.74
Class IR	1.87	0.36	1.32	1.15
Class R6	2.11	0.36	1.23	1.22

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The BofA ML Three-Month U.S. Treasury Bill Index, an unmanaged index, measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity, as reported by Bank of America Merrill Lynch, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

20

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	0.28%	-0.09%	0.50%	2.55%	5/15/95
Institutional	1.97	0.51	0.96	3.24	7/17/91
Service	1.58	0.07	0.51	2.16	3/27/97
Class IR	1.87	0.39	N/A	0.59	11/30/07
Class R6	2.11	N/A	N/A	1.06	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares. Because Institutional Shares, Service Shares, Class IR Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.70%	0.88%
Institutional	0.36	0.54
Service	0.84	1.04
Class IR	0.45	0.63
Class R6	0.34	0.53

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

21

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Government Guarantee Obligations” are guaranteed by a foreign government guarantee program and are backed by full faith and credit of the United States or the government of a foreign country.

22

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Performance Summary

March 31, 2017

The following graph shows the value, as of March 31, 2017, of a $1,000,000 investment made on April 1, 2007 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s current benchmark, the Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Service, Class IR and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

High Quality Floating Rate Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2007 through March 31, 2017.

Average Annual Total Return through March 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 15, 1995)
Excluding sales charges	1.79%	0.21%	0.65%	2.62%
Including sales charges	0.28%	-0.09%	0.50%	2.55%

Institutional Class (Commenced July 17, 1991)	1.97%	0.51%	0.96%	3.24%

Service Class (Commenced March 27, 1997)	1.58%	0.07%	0.51%	2.16%

Class IR (Commenced November 30, 2007)	1.87%	0.39%	N/A	0.59%

Class R6 (Commenced July 31, 2015)	2.11%	N/A	N/A	1.06%

23

PORTFOLIO RESULTS

Goldman Sachs Inflation Protected Securities Fund

Investment Objective

The Fund seeks real return consistent with preservation of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Inflation Protected Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated average annual total returns, without sales charges, of 1.32%, 0.59%, 1.70%, 1.64%, 1.07% and 1.62%, respectively. These returns compare to the 1.48% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (“Bloomberg Barclays U.S. TIPS Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Bottom-up individual issue selection of various maturity U.S. Treasury inflation protected securities (“TIPS”) was the key positive contributor to the Fund’s performance during the Reporting Period.

The Fund’s duration strategy detracted from its results during the Reporting Period. The duration strategy for the Fund is primarily implemented via interest rate swaps and/or futures. Furthermore, derivatives are used in combination with cash securities to implement our views in the Fund. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve positioning, which indicates the spectrum of interest rates based on maturities of varying lengths within a particular sector, contributed positively to Fund performance during the Reporting Period.

The Fund’s cross-sector strategy detracted more modestly from its results during the Reporting Period. The cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark, including interest rate swaps and/or futures.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection of various maturity TIPS contributed most positively to Fund performance during the Reporting Period. Particularly beneficial to the Fund’s relative results was the Fund’s tactical positioning in TIPS with maturities of less than seven years. These TIPS were generally supported during the Reporting Period by repricing of inflation expectations following the surprise U.S. election results, recovering oil prices and improving inflation numbers given the strength of the U.S. economy in the second half of 2016. Selection of inflation-linked swaps aided Fund returns as well during the Reporting Period.

An underweight position in TIPS with maturities of greater than seven years modestly detracted from performance during the Reporting Period, as these securities benefited from the broad-based positive movement in breakeven inflation, especially in October and November 2016. (Breakeven inflation is the difference between the nominal yield on a fixed rate investment and the real yield on an inflation-linked investment of similar maturity and credit quality.)

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration strategy detracted from its relative results during the Reporting Period, driven primarily by an underweight to U.S. rates in June 2016. U.S. rates rallied following the U.K.’s decision to leave the European Union, popularly known as Brexit, and thus the Fund’s modestly shorter duration than that of the Bloomberg Barclays U.S. TIPS Index hurt. This was partially offset by tactical positioning along the yield curve, which contributed positively to Fund performance.

24

PORTFOLIO RESULTS

Toward the end of the Reporting Period, we shortened the Fund’s duration even further relative to the Bloomberg Barclays U.S. TIPS Index in anticipation of further rate increases by the Federal Reserve (the “Fed”) and improving macro-economic data in the U.S.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. We used interest rate and bond exchange traded futures contracts to help implement duration positioning within the Fund. Interest rate swaps and options were similarly used to manage interest rate exposure and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) Inflation-linked swaps were used to help grant us greater precision and versatility in the management of active strategies.

The use of derivatives to manage interest rate risk contributed positively to performance. The use of derivatives to express views on the yield curve and the use of inflation-linked swaps — from a bottom-up security selection perspective — also contributed positively to performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We tactically managed our views on inflation in the Fund via varying allocations to TIPS throughout the Reporting Period. From a yield curve positioning perspective, during the Reporting Period, we increased the Fund’s allocation to the seven-year segment of the yield curve while concurrently increasing the Fund’s underweights to the five-year, 10-year and 20-year segments of the yield curve. We maintained the Fund’s shorter U.S. duration stance than that of the Bloomberg Barclays U.S. TIPS Index, shortening even more toward the end of the Reporting Period as improving U.S. economic data pointed to a further rise in interest rates, in our view.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2017?

A	At the end of March 2017, the Fund had most of its total net assets invested in TIPS, with the remainder in cash. We maintained our bias toward the short, i.e. seven years and less, end of the TIPS rate curve. The Fund had a shorter duration than the Bloomberg Barclays U.S. TIPS Index at the end of the Reporting Period, as we expected the Fed to raise interest rates two more times in 2017, following its March 2017 0.25% increase, which brought the targeted federal funds rate to a range of 0.75% to 1.00%.

We expect a gradual but broad-based rise in U.S. inflation in the months ahead, consistent with Fed forecasts. We further expect wage inflation to grind higher. At the end of the Reporting Period, U.S. unemployment stood at 4.7%, considered close to full employment, and payrolls were well above levels needed for further unemployment rate declines.

Potential headwinds may come from execution risk on the part of the current Administration regarding tax reform, trade policy and healthcare reform.

Going forward, we intend to continue closely monitoring macro developments both domestically and abroad for the potential impact on inflation expectations as we position the Fund’s portfolio.

25

FUND BASICS

Inflation Protected Securities Fund

as of March 31, 2017

PERFORMANCE REVIEW
April 1, 2016–March 31, 2017	Fund Total Return (based on NAV)[1]	Bloomberg Barclays Barclays U.S. TIPS Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	1.32%	1.48%	5.40%	5.29%
Class C	0.59	1.48	4.85	4.74
Institutional	1.70	1.48	5.96	5.85
Class IR	1.64	1.48	5.87	5.76
Class R	1.07	1.48	5.36	5.25
Class R6	1.62	1.48	5.97	5.86

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity, and, as a portion of the index, total a minimum amount outstanding of 100 million U.S. dollars. The Bloomberg Barclays U.S. TIPS Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

26

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/17	One Year	Five Years	Since Inception	Inception Date
Class A	-2.51%	-0.18%	3.39%	8/31/07
Class C	-0.41	-0.17	3.07	8/31/07
Institutional	1.70	0.92	4.19	8/31/07
Class IR	1.64	0.82	3.51	11/30/07
Class R	1.07	0.31	3.02	11/30/07
Class R6	1.62	N/A	2.39	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares, Class IR Shares, Class R Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.70%	0.89%
Class C	1.45	1.64
Institutional	0.35	0.56
Class IR	0.45	0.64
Class R	0.95	1.15
Class R6	0.34	0.60

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

27

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent Investment Companies held by the Fund. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“U.S. Treasury Obligations” percentages are grouped by effective maturity. The weighted average maturity was 8.7 and 9.1 years, respectively, at March 31, 2017 and March 31, 2016.

28

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Performance Summary

March 31, 2017

The following graph shows the value, as of March 31, 2017, of a $1,000,000 investment made on August 31, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Inflation Protected Securities Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from August 31, 2007 through March 31, 2017.

Average Annual Total Return through March 31, 2017	One Year	Five Years	Since Inception
Class A (Commenced August 31, 2007)
Excluding sales charges	1.32%	0.57%	3.80%
Including sales charges	-2.51%	-0.18%	3.39%

Class C (Commenced August 31, 2007)
Excluding contingent deferred sales charges	0.59%	-0.17%	3.07%
Including contingent deferred sales charges	-0.41%	-0.17%	3.07%

Institutional Class (Commenced August 31, 2007)	1.70%	0.92%	4.19%

Class IR (Commenced November 30, 2007)	1.64%	0.82%	3.51%

Class R (Commenced November 30, 2007)	1.07%	0.31%	3.02%

Class R6 (Commenced July 31, 2015)	1.62%	N/A	2.39%

29

PORTFOLIO RESULTS

Goldman Sachs Short Duration Government Fund

Investment Objective

The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Government Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R6 Shares generated average annual total returns, without sales charges, of 0.46%, 0.06%, 0.80%, 0.30%, 0.72% and 0.82%, respectively. These returns compare to the 0.07% average annual total return of the Fund’s benchmark, the Bank of America Merrill Lynch Two-Year U.S. Treasury Note Index (“BofA ML Two-Year U.S. Treasury Note Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy was the primary positive contributor to relative performance. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration and yield curve positioning strategy detracted from relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. A yield curve indicates the spectrum of interest rates based on maturities of varying lengths within a particular sector.

Bottom-up individual issue selection amongst U.S. Treasuries and Treasury inflation protected securities (“TIPS”) contributed positively to the Fund’s performance during the Reporting Period as did our selection of mortgage-backed securities.

The duration and government/swaps selection strategies are primarily implemented via interest rates swaps and/ or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning contributed positively to the Fund’s results during the Reporting Period. The majority of outperformance came from exposure to agency mortgage-backed securities and agency debentures. Agency mortgage-backed security spreads, or yield differentials to U.S. Treasuries, tightened on strong demand from overseas investors and banks. At the end of the Reporting Period, we expected agency mortgage-backed security spreads to widen as 2017 progresses due to increased interest rate volatility and rising concerns about the Federal Reserve’s (the “Fed”) strategy for reducing its balance sheet. These gains were slightly offset by exposure to U.S. Treasury swaps, which detracted from Fund performance.

Individual issue selection was additive to the Fund’s relative results, mainly due to our selection of U.S. Treasuries and TIPS within the government sector. In addition, selection of super-premium mortgages within the securitized sector boosted the Fund’s relative results.

30

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period, mainly due to an overweight to the 10-year segment of the U.S. Treasury yield curve, or spectrum of maturities, following the U.S. presidential election when there was a sell-off and steepening of the U.S. Treasury yield curve.

Since then, interest rates remained in a rather range-bound environment. We generally maintained a modestly shorter duration than that of the BofA ML Two-Year U.S. Treasury Note Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and interest rate swaps during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund used forward sales contracts and futures contracts to help manage duration. Derivatives did have a positive impact, on a net basis, on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s exposure to government securities increased during the Reporting Period. A corresponding decrease in allocation was concentrated in mortgage-backed securities and cash. Additionally, we modestly shifted the Fund’s duration positioning during the Reporting Period as market conditions changed.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2017?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the benchmark index. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably agency mortgage-backed securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period. Further, the Fund maintained a shorter duration position than that of the BofA ML Two-Year U.S. Treasury Note Index at the end of the Reporting Period, as we expect the Fed to further tighten monetary policy as 2017 progresses should economic growth continue to improve and financial conditions remain easy.

31

FUND BASICS

Short Duration Government Fund

as of March 31, 2017

PERFORMANCE REVIEW
April 1, 2016–March 31, 2017	Fund Total Return (based on NAV)[1]	BofA ML Two-Year U.S. Treasury Note Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	0.46%	0.07%	1.52%	1.43%
Class C	0.06	0.07	1.15	0.71
Institutional	0.80	0.07	1.88	1.79
Service	0.30	0.07	1.38	1.29
Class IR	0.72	0.07	1.79	1.70
Class R6	0.82	0.07	1.90	1.81

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The BofA ML Two-Year U.S. Treasury Note Index is a one-security index comprised of the most recently issued two-year U.S. Treasury note. The BofA ML Two-Year U.S. Treasury Note Index is rebalanced monthly. In order to qualify for inclusion, a two-year note must be auctioned on or before the third business day before the last business day of the month. The BofA ML Two-Year U.S. Treasury Note Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The Fund invests in US TIPS bonds and similar inflation protected securities, and the 30-Day Standardized Yield of the Fund, as quoted above, includes the positive or negative income effect on those bonds of changes in the rate of inflation. When inflation factors increase, we expect the Fund’s 30-Day Standardized Yield to be higher than if the effects of inflation were excluded, and when the inflation factors decrease, we expect the Fund’s 30-Day Standardized Yield to be lower than if the effects of inflation were excluded. Relatively small changes in the rate of inflation can have significant positive or negative impacts on the 30-Day Standardized Yield of the Fund. To the extent the Yield shown above includes the positive effect of a rise in inflation, it may not be repeated. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

32

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.01%	0.02%	1.97%	3.26%	5/1/97
Class C	-0.59	-0.06	1.62	2.60	8/15/97
Institutional	0.80	0.67	2.48	4.74	8/15/88
Service	0.30	0.17	1.97	3.35	4/10/96
Class IR	0.72	0.58	N/A	2.03	11/30/07
Class R6	0.82	N/A	N/A	0.75	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Because Institutional Shares, Service Shares, Class IR Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.81%	0.91%
Class C	1.21	1.66
Institutional	0.47	0.57
Service	0.98	1.07
Class IR	0.56	0.66
Class R6	0.45	0.55

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

33

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[9]	“Government Guarantee Obligations” are guaranteed by a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country.

34

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Performance Summary

March 31, 2017

The following graph shows the value, as of March 31, 2017, of a $1,000,000 investment made on April 1, 2007 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bank of America Merrill Lynch Two-Year U.S. Treasury Note Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Short Duration Government Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2007 through March 31, 2017.

Average Annual Total Return through March 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1997)
Excluding sales charges	0.46%	0.33%	2.13%	3.34%
Including sales charges	-1.01%	0.02%	1.97%	3.26%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	0.06%	-0.06%	1.62%	2.60%
Including contingent deferred sales charges	-0.59%	-0.06%	1.62%	2.60%

Institutional Class (Commenced August 15, 1988)	0.80%	0.67%	2.48%	4.74%

Service Class (Commenced April 10, 1996)	0.30%	0.17%	1.97%	3.35%

Class IR (Commenced November 30, 2007)	0.72%	0.58%	N/A	2.03%

Class R6 (Commenced July 31, 2015)	0.82%	N/A	N/A	0.75%

35

PORTFOLIO RESULTS

Goldman Sachs Short Duration Income Fund

Investment Objective

The Fund seeks total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Liquidity Management Team discusses the Goldman Sachs Short Duration Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated average annual total returns, without sales charges, of 1.86%, 1.46%, 2.21%, 2.22%, 1.62% and 2.30%, respectively. These returns compare to the 0.95% average annual total return of the Goldman Sachs Short Duration Income Fund Composite Index (the “Short Duration Income Composite”) during the same period. The Short Duration Income Composite is comprised 50% of the Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index and 50% of the Bloomberg Barclays U.S. 1-5 Year Government Bond Index, which generated average annual total returns of 2.05% and -0.13%, respectively, over the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy contributed positively to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our country strategy also added to relative results, with performance driven by relative value trades.

Our duration and yield curve positioning strategy detracted from Fund performance. Duration is a measure of the fund’s sensitivity to changes in interest rates. A yield curve indicates the spectrum of interest rates based on maturities of varying lengths within a particular sector. Our currency strategy detracted, with the Fund’s exposure to the Mexican peso detracting from returns due primarily to the political risk that dominated ahead of the November 2016 U.S. election.

Bottom-up individual issue selection amongst the corporate, securitized, government and emerging markets debt sectors contributed positively to the Fund’s results.

The duration, country, currency and government/swaps selection strategies are primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning contributed positively to the Fund’s results during the Reporting Period, with overweighted allocations to asset-backed securities, mortgage-backed securities and collateralization loan obligations (“CLOs”) performing best. Agency mortgage-backed security spreads, or yield differentials to U.S. Treasuries, tightened on strong demand from overseas investors and banks. At the end of the Reporting Period, we expected agency mortgage-backed security spreads to widen as 2017 progresses due to increased interest rate volatility and rising concerns about the Federal Reserve’s (the “Fed”) strategy for reducing its balance sheet. We also believed that CLOs and Federal Family Education Loan Program (“FFELP”) asset-backed securities offered attractive spreads along with strong credit protection. Indeed, these securities remained, in our view, among the most compelling sectors in the securitized sector. These gains were slightly offset by exposure to U.S. Treasury swaps, which detracted.

Individual issue selection of high yield corporate bonds, especially in the industrials sector, contributed positively to Fund results during the Reporting Period, offset in part by selection of high quality investment grade corporate bonds, which detracted. Selection of mortgage-backed securities and

36

PORTFOLIO RESULTS

asset-backed securities within the securitized sector proved positive. Within the government/swaps sector, selection of Treasury inflation protected securities (“TIPS”) added value.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period. There was a sell-off and steepening of the U.S. Treasury yield curve following the November 2016 U.S. presidential election. Since that time, interest rates remained in a rather range-bound environment. We generally maintained a modestly shorter duration than that of the Short Duration Income Composite throughout the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and interest rate swaps and options during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed credit default swaps to manage the credit profile of the Fund. The Fund used forward foreign currency transactions to hedge its exposure to foreign currency exposure and increase total return. Derivatives did have a negative impact, on a net basis, on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s allocations to asset-backed securities, government securities and cash increased during the Reporting Period. A corresponding decrease in allocation was concentrated in residential mortgage-backed securities, high yield corporate bonds and investment grade corporate bonds. Additionally, we modestly shifted the Fund’s duration positioning during the Reporting Period as market conditions changed.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2017?

A	While the Fund is benchmarked to an equally-balanced composite of the Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index and the Bloomberg Barclays U.S. 1-5 Year Government Bond Index, it held a portion of its assets in non-Treasury sectors not represented in the Short Duration Income Composite. Indeed, the Fund maintained exposure to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably investment grade corporate bonds, asset-backed securities and agency mortgage-backed securities. The Fund also had exposure to government bonds and emerging markets debt at the end of the Reporting Period. Further, the Fund maintained a shorter U.S. duration position than that of the Short Duration Income Composite at the end of the Reporting Period, as we expect the Fed to further tighten monetary policy as 2017 progresses should economic growth continue to improve and financial conditions remain easy.[1]

[1]	At the end of the Reporting Period, the Fund also held a modest position in municipal debt, which is not represented in the Short Duration Income Composite. On May 3, 2017, after the end of the Reporting Period, the governor of Puerto Rico and the Financial Oversight and Management Board (“FOMB”) filed a petition for a court-based bankruptcy process that will allow the commonwealth to enter a restructuring under Title III of The Puerto Rico Oversight, Management and Economic Stability Act (“PROMESA”). The petition was in response to failed negotiations with creditors and the litigations that were filed. The only entity identified in the May 3rd filing was the commonwealth itself, which issues general obligation (“GO”) bonds. However, most observers expect other municipal debt, such as sales tax revenue bonds, to be affected. Other entities, including the Aqueduct and Sewer Authority (“PRASA”) and the Electric Authority (“PREPA”), are expected to be excluded from this filing and entered into Title VI consensual negotiations. The municipal bond market appeared to have anticipated the failure of negotiations, subsequent litigation and resulting Title III filing. Therefore, prices for GO and sales tax revenue bonds were relatively unchanged upon news of the filing.

37

FUND BASICS

Short Duration Income Fund

as of March 31, 2017

PERFORMANCE REVIEW
April 1, 2016– March 31, 2017	Fund Total Return (based on NAV)[1]	Goldman Sachs Short Duration Income Fund Composite Index[2]	Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index[3]	Bloomberg Barclays U.S. 1-5 Year Government Bond Index[4]	30-Day Standardized Subsidized Yield[5]	30-Day Standardized Unsubsidized Yield[5]
Class A	1.86%	0.95%	2.05%	-0.13%	1.67%	1.61%
Class C	1.46	0.95	2.05	-0.13	1.30	0.90
Institutional	2.21	0.95	2.05	-0.13	2.04	1.98
Class IR	2.22	0.95	2.05	-0.13	1.95	1.89
Class R	1.62	0.95	2.05	-0.13	1.38	1.39
Class R6	2.30	0.95	2.05	-0.13	2.37	2.00

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Goldman Sachs Short Duration Income Fund Composite Index is comprised of the Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index (50%) and the Bloomberg Barclays U.S. 1-5 Year Government Bond Index (50%).

[3]	The Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index, provides a broad based measure of the global investment grade corporate sector with final maturities ranging between one and five years. The corporate sectors include industrial, utility and finance, for U.S. and non-U.S. corporations. The Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The Bloomberg Barclays U.S. 1-5 Year Government Bond Index provides a broad based measure of securities issued by the U.S. government with final maturities ranging from one to five years. This includes public obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. government. The Bloomberg Barclays U.S. 1-5 Year Government Bond, an unmanaged index, Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

38

FUND BASICS

STANDARDIZED TOTAL RETURNS[6]
For the period ended 3/31/17	One Year	Five Years	Since Inception	Inception Date
Class A	0.35%	1.30%	1.21%	2/29/12
Class C	0.80	1.18	1.11	2/29/12
Institutional	2.21	1.97	1.89	2/29/12
Class IR	2.22	1.88	1.80	2/29/12
Class R	1.62	1.37	1.29	2/29/12
Class R6	2.30	N/A	1.76	7/31/15

[6]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Because Institutional Shares, Class IR Shares, Class R Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[7]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.80%	0.94%
Class C	1.20	1.69
Institutional	0.45	0.60
Class IR	0.54	0.69
Class R	1.04	1.19
Class R6	0.43	0.63

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

39

FUND BASICS

FUND COMPOSITION[8]
Percentage of Net Assets

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposits and commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[9]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[10]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

40

GOLDMAN SACHS SHORT DURATION INCOME FUND

Performance Summary

March 31, 2017

The following graph shows the value, as of March 31, 2017, of a $1,000,000 investment made on February 29, 2012 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Goldman Sachs Short Duration Income Fund Composite Index, which is comprised of the Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index (50%), and the Bloomberg Barclays U.S. 1-5 Year Government Bond Index (50%), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Short Duration Income Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from February 29, 2012 through March 31, 2017.

Average Annual Total Return through March 31, 2017	One Year	Five Years	Since Inception
Class A (Commenced February 29, 2012)
Excluding sales charges	1.86%	1.60%	1.51%
Including sales charges	0.35%	1.30%	1.21%

Class C (Commenced February 29, 2012)
Excluding contingent deferred sales charges	1.46%	1.18%	1.11%
Including contingent deferred sales charges	0.80%	1.18%	1.11%

Institutional Class (Commenced February 29, 2012)	2.21%	1.97%	1.89%

Class IR (Commenced February 29, 2012)	2.22%	1.88%	1.80%

Class R (Commenced February 29, 2012)	1.62%	1.37%	1.29%

Class R6 (Commenced July 31, 2015)	2.30%	N/A	1.76%

41

PORTFOLIO RESULTS

Goldman Sachs Short-Term Conservative Income

Investment Objective

The Fund seeks to generate current income and secondarily maintain an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis

Effective July 29, 2016, Goldman Sachs Limited Maturity Obligations Fund was re-named the Goldman Sachs Short-Term Conservative Income Fund’s (the “Fund”). Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discussed the Fund’s performance and positioning for the 12-month period ended March 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional and Administration Shares generated average annual total returns, without sales charges, of 1.22% and 0.97%, respectively. These returns compare to the 0.74% average annual total return of the Fund’s benchmark, the Bloomberg Barclays Short-Term Government/Corporate Index (“Bloomberg Barclays Index”), during the same time period. The Fund’s secondary benchmark, the Bank of America Merrill Lynch 3-6 Month U.S. Treasury Bill Index, had an average annual total return of 0.43% during the same time period.

Since their inception on October 31, 2016, the Fund’s Class Class A and Preferred Shares generated a cumulative total return, without sales charge, of 0.42% and 0.52%, respectively. These returns compare to the 0.26% cumulative total return of the Fund’s benchmark, the Bloomberg Barclays Index, during the same time period. The Fund’s secondary benchmark, the Bank of America Merrill Lynch 3-6 Month U.S. Treasury Bill Index, had a cumulative total return of 0.16% during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both bottom-up and top-down strategies had an impact on the Fund’s performance during the Reporting Period. Bottom-up individual issue selection amongst corporate bonds and government/agency securities were the main drivers of performance during the Reporting Period, contributing positively.

Within our top-down strategies, our cross-sector strategy contributed positively to the Fund’s relative results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration and yield curve positioning strategy detracted from the Fund’s performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. A yield curve indicates the spectrum of interest rates based on maturities of varying lengths within a particular sector.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Our individual security selection strategies were the primary positive contributors to the Fund’s relative results during the Reporting Period, especially individual selection of government securities and short-dated corporate bonds.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

Tactical management of the Fund’s duration and yield curve positioning detracted from the Fund’s results during the Reporting Period, mainly due to an underweight to the six-month segment of the U.S. Treasury yield curve, or spectrum of maturities. There was a sell-off and steepening of the

42

PORTFOLIO RESULTS

U.S. Treasury yield curve following the November 2016 U.S. presidential election. Since that time, interest rates remained in a rather range-bound environment. We generally maintained a modestly shorter duration than that of the Bloomberg Barclays Index throughout the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not use derivatives.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s allocation to commercial paper increased during the Reporting Period. A corresponding decrease in allocation was concentrated in investment grade corporate bonds. Additionally, we modestly shifted the Fund’s duration positioning during the Reporting Period as market conditions changed.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2017?

A	At the end of the Reporting Period, the Fund had built an emphasis on municipal securities, repurchase agreements, corporate credit and asset-backed commercial paper. Further, the Fund maintained a shorter U.S. duration position than that of the Bloomberg Barclays Index at the end of the Reporting Period, as we expect the Federal Reserve (the “Fed”) to further tighten monetary policy as 2017 progresses should economic growth continue to improve and financial conditions remain easy.

43

FUND BASICS

Short-Term Conservative Income

as of March 31, 2017

PERFORMANCE REVIEW
April 1, 2016–March 31, 2017	Fund Total Return (based on NAV)[1]	Bloomberg Barclays Index[2]	Bank of America Merrill Lynch 3–6 Month U.S. Treasury Bill Index[3]	30-Day Standardized Subsidized Yield[4]	30-Day Standardized Unsubsidized Yield[4]
Institutional	1.22%	0.74%	0.43%	1.14%	-0.53%
Administration	0.97	0.74	0.43	0.89	-0.78

October 31, 2016–March 31, 2017
Class A	0.42%	0.26%	0.16%	0.75%	-0.82%
Preferred	0.52	0.26	0.16	1.03	-0.60

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays Index, an unmanaged index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government related bonds, and investment grade U.S. corporate bonds.

[3]	The Bank of America Merrill Lynch 3-6 Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90 to 180-day maturity. The Bank of America Merrill Lynch 3-6 Month U.S. Treasury Bill Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at

www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

44

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 3/31/17	One Year	Since Inception	Inception Date
Class A	N/A	-1.07%	10/31/16
Institutional	1.22%	0.71	2/28/14
Administration	0.97	0.47	2/28/14
Preferred	N/A	0.52	10/31/16

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares. Because Institutional, Administration and Preferred Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.53%	2.44%
Institutional	0.16	2.10
Administration	0.41	2.35
Preferred	0.26	2.20

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least October 31, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

45

FUND BASICS

FUND COMPOSITION[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposits, commercial papers and repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities.

46

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Performance Summary

March 31, 2017

The following graph shows the value, as of March 31, 2017, of a $1,000,000 investment made on February 28, 2014 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the Bloomberg Barclays Short-Term Government/Corporate Index and the Bank of America Merrill Lynch 3-6 Month U.S. Treasury Bill Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Preferred and Administration Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Short-Term Conservative Income Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from February 28, 2014 through March 31, 2017.

Average Annual Total Return through March 17, 2017	One Year	Since Inception
Class A (Commenced October 31, 2016)
Excluding sales charges	N/A	0.42%*
Including sales charges	N/A	-1.07%*

Preferred Class (Commenced October 31, 2016)	N/A	0.52%*

Institutional Class (Commenced February 28, 2014)	1.22%	0.71%

Administration Class (Commenced February 28, 2014)	0.97%	0.47%

*	Total return for periods of less than one year represents cumulative total return.

47

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments

March 31, 2017

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 49.0%
Automotive(a) – 0.9%
BMW US Capital LLC
$1,050,000	1.500%		04/11/19	$1,042,852
Daimler Finance North America LLC
1,400,000	1.650		05/18/18	1,398,391
1,050,000	2.250		03/02/20	1,049,357
Harley-Davidson Financial Services, Inc.(b)
800,000	2.150		02/26/20	794,774

				4,285,374

Banks – 15.6%
ABN AMRO Bank NV(a)
3,925,000	2.500		10/30/18	3,954,665
American Express Credit Corp.(b)
3,675,000	2.375		05/26/20	3,694,639
Bank of America Corp.
1,400,000	6.875		04/25/18	1,473,126
1,150,000	2.625		10/19/20	1,156,162
3,050,000	2.151	(b)	11/09/20	3,022,480
Bank of Montreal
25,000	1.800		07/31/18	25,049
Banque Federative du Credit Mutuel SA(a)
1,150,000	2.000		04/12/19	1,142,702
BNP Paribas SA
900,000	2.375		05/21/20	899,311
BPCE SA
1,726,000	2.500		12/10/18	1,737,668
Capital One NA(b)
625,000	1.850		09/13/19	619,208
Citigroup, Inc.
200,000	6.125		05/15/18	209,349
875,000	2.150		07/30/18	878,006
150,000	2.500		09/26/18	151,341
3,400,000	2.050		12/07/18	3,406,205
Citizens Bank NA(b)(c)
1,175,000	1.604		03/02/20	1,177,591
Compass Bank(b)
1,250,000	1.850		09/29/17	1,249,650
Credit Suisse AG
3,900,000	1.542	(c)	05/26/17	3,902,531
1,475,000	1.750		01/29/18	1,476,100
Discover Bank(b)
1,600,000	2.600		11/13/18	1,614,914
HSBC USA, Inc.
3,075,000	1.500		11/13/17	3,075,271
ING Bank NV(a)
1,600,000	1.800		03/16/18	1,602,414
1,425,000	2.050		08/17/18	1,427,046
JPMorgan Chase & Co.
3,925,000	1.669	(c)	01/28/19	3,949,731
1,275,000	2.200		10/22/19	1,281,185
1,775,000	2.750	(b)	06/23/20	1,798,150
Lloyds Bank PLC
2,225,000	1.750		03/16/18	2,225,968
1,100,000	2.000		08/17/18	1,102,895
Mizuho Corporate Bank Ltd.(a)
1,150,000	1.550		10/17/17	1,149,967

Corporate Obligations – (continued)
Banks – (continued)
Morgan Stanley, Inc.
1,425,000	2.500		04/21/21	1,417,305
4,575,000	2.210	(b)(c)	01/20/22	4,619,867
MUFG Americas Holdings Corp.(b)
550,000	1.625		02/09/18	550,083
MUFG Union Bank NA(b)
2,250,000	2.625		09/26/18	2,273,452
Nordea Bank AB(a)
1,900,000	1.875		09/17/18	1,899,935
Santander Holdings USA, Inc.(b)
250,000	2.650		04/17/20	248,837
Santander UK PLC
1,225,000	2.000		08/24/18	1,227,571
Sumitomo Mitsui Trust Bank Ltd.(a)
1,175,000	2.050		03/06/19	1,173,276
Synchrony Financial(b)
1,200,000	2.600		01/15/19	1,209,372
The Bank of Tokyo-Mitsubishi UFJ Ltd.(a)
1,100,000	1.450		09/08/17	1,099,044
1,625,000	1.700		03/05/18	1,625,049
The Huntington National Bank(c)
1,175,000	1.619		03/10/20	1,175,573
US Bank NA(b)
1,175,000	1.400		04/26/19	1,166,420
Westpac Banking Corp.
5,025,000	2.300		05/26/20	5,027,990

				74,117,098

Chemicals – 0.4%
Ecolab, Inc.
2,025,000	1.550		01/12/18	2,024,913

Construction Machinery – 0.2%
Caterpillar Financial Services Corp.
735,000	2.450		09/06/18	743,051

Consumer Cyclical Services – Business(b) – 0.6%
Visa, Inc.
2,675,000	2.200		12/14/20	2,682,843

Diversified Manufacturing – 2.1%
Amphenol Corp.
925,000	1.550		09/15/17	925,029
1,000,000	2.550	(b)	01/30/19	1,012,836
Danaher Corp.
850,000	1.650		09/15/18	850,243
Fortive Corp.(a)
750,000	1.800		06/15/19	745,334
Honeywell International, Inc.(b)
1,400,000	1.850		11/01/21	1,372,669
Roper Technologies, Inc.(b)
775,000	2.800		12/15/21	775,874
Siemens Financieringsmaat NV(a)
4,450,000	1.300		09/13/19	4,376,143

				10,058,128

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Electric – 2.8%
American Electric Power Co., Inc.(b)
$518,000	1.650%		12/15/17	$517,842
CMS Energy Corp.
2,263,000	8.750		06/15/19	2,583,997
Commonwealth Edison Co.(b)
525,000	2.150		01/15/19	528,286
Consolidated Edison, Inc.(b)
350,000	2.000		05/15/21	343,417
Dominion Resources, Inc.
1,150,000	1.900		06/15/18	1,149,162
300,000	1.600		08/15/19	296,245
Emera US Finance LP
1,375,000	2.150		06/15/19	1,374,585
Exelon Corp.
1,075,000	1.550		06/09/17	1,075,032
NextEra Energy Capital Holdings, Inc.
375,000	2.300		04/01/19	377,286
Public Service Enterprise Group, Inc.
1,950,000	1.600		11/15/19	1,929,289
Southern Power Co.(b)
1,150,000	2.500		12/15/21	1,123,962
The Southern Co.
1,300,000	1.850		07/01/19	1,292,931
Virginia Electric and Power Co.(b)
900,000	1.200		01/15/18	896,943

				13,488,977

Energy – 0.5%
EOG Resources, Inc.
1,125,000	5.625		06/01/19	1,208,861
Statoil ASA(c)
1,200,000	1.329		05/15/18	1,201,932

				2,410,793

Food and Beverage – 5.6%
Anheuser-Busch InBev Finance, Inc.
7,325,000	1.900		02/01/19	7,335,621
Danone SA(a)
2,925,000	1.691		10/30/19	2,885,995
Kraft Heinz Foods Co.
1,925,000	2.000		07/02/18	1,929,782
McDonald’s Corp.
625,000	2.100		12/07/18	628,813
Molson Coors Brewing Co.
975,000	1.900	(a)	03/15/19	974,474
1,375,000	1.450		07/15/19	1,357,208
Mondelez International Holdings Netherlands BV(a)(b)
3,300,000	2.000		10/28/21	3,175,270
Suntory Holdings Ltd.(a)
2,850,000	1.650		09/29/17	2,850,428
Sysco Corp.(b)
625,000	2.600		10/01/20	630,214
The JM Smucker Co.
2,025,000	1.750		03/15/18	2,027,128
575,000	2.500		03/15/20	580,787

Corporate Obligations – (continued)
Food and Beverage – (continued)
WM Wrigley Jr Co.(a)
1,900,000	2.000		10/20/17	1,904,780

				26,280,500

Health Care – Medical Products – 0.8%
Abbott Laboratories(b)
1,275,000	2.900		11/30/21	1,280,578
Becton Dickinson & Co.
966,000	1.800		12/15/17	966,721
Stryker Corp.
1,550,000	2.000		03/08/19	1,554,134

				3,801,433

Health Care Services – 0.9%
UnitedHealth Group, Inc.
1,400,000	1.900		07/16/18	1,406,102
2,675,000	2.300		12/15/19	2,699,201

				4,105,303

Life Insurance – 0.6%
MetLife, Inc.
1,150,000	7.717		02/15/19	1,269,768
Reliance Standard Life Global Funding II(a)
1,375,000	2.500		04/24/19	1,384,104

				2,653,872

Media – Cable – 0.4%
Time Warner Cable LLC
1,725,000	5.850		05/01/17	1,730,298

Metals & Mining(a) – 0.3%
Glencore Finance Canada Ltd.
1,475,000	2.700		10/25/17	1,480,915

Noncaptive – Financial – 0.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1,900,000	3.750		05/15/19	1,950,926
International Lease Finance Corp.
600,000	6.250		05/15/19	646,494

				2,597,420

Pharmaceuticals – 5.0%
AbbVie, Inc.
5,150,000	1.800		05/14/18	5,155,794
Actavis Funding SCS
2,800,000	2.350		03/12/18	2,812,208
2,625,000	3.000	(b)	03/12/20	2,669,803
Bayer US Finance LLC(a)(c)
3,350,000	1.285		10/06/17	3,347,270
EMD Finance LLC(a)
3,125,000	1.700		03/19/18	3,121,731
Forest Laboratories, Inc.(a)(b)
1,825,000	4.375		02/01/19	1,889,545
Gilead Sciences, Inc.
1,400,000	1.850		09/04/18	1,404,306
Mylan, Inc.
450,000	2.550		03/28/19	451,724

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Pharmaceuticals – (continued)
Shire Acquisitions Investments Ireland DAC
$3,025,000	1.900%		09/23/19	$3,003,199

				23,855,580

Pipelines – 1.6%
Columbia Pipeline Group, Inc.
825,000	2.450		06/01/18	828,936
Enterprise Products Operating LLC
1,625,000	1.650		05/07/18	1,623,172
Kinder Morgan, Inc.(b)
1,125,000	3.050		12/01/19	1,143,943
Magellan Midstream Partners LP
1,075,000	6.400		07/15/18	1,133,907
1,225,000	6.550		07/15/19	1,341,552
TransCanada PipeLines Ltd.
1,550,000	1.875		01/12/18	1,551,589

				7,623,099

Property/Casualty Insurance(b) – 0.2%
Chubb INA Holdings, Inc.
875,000	2.300		11/03/20	878,143

Real Estate Investment Trust – 1.5%
ERP Operating LP
760,000	5.750		06/15/17	766,501
Select Income REIT(b)
450,000	2.850		02/01/18	452,865
WEA Finance LLC/Westfield UK & Europe Finance PLC(a)
3,425,000	1.750		09/15/17	3,425,846
Welltower, Inc.
2,575,000	4.700		09/15/17	2,608,807

				7,254,019

Retailers – 0.3%
Amazon.com, Inc.(b)
1,225,000	2.600		12/05/19	1,249,332
AutoZone, Inc.
300,000	1.625		04/21/19	297,015

				1,546,347

Retailers – Food & Drug – 1.5%
CVS Health Corp.
275,000	1.900		07/20/18	275,544
1,325,000	2.800	(b)	07/20/20	1,347,204
2,200,000	2.125	(b)	06/01/21	2,157,936
The Kroger Co.
450,000	2.000		01/15/19	450,859
Walgreens Boots Alliance, Inc.
1,175,000	1.750		11/17/17	1,176,060
1,650,000	1.750		05/30/18	1,652,008

				7,059,611

Technology – 3.3%
Broadcom Corp./Broadcom Cayman Finance Ltd.(a)
5,800,000	2.375		01/15/20	5,799,298
Cisco Systems, Inc.
1,800,000	1.400		09/20/19	1,786,189

Corporate Obligations – (continued)
Technology – (continued)
Everett Spinco, Inc.(a)
550,000	2.875		03/27/20	554,608
Fidelity National Information Services, Inc.
1,400,000	2.850		10/15/18	1,419,330
1,050,000	2.250	(b)	08/15/21	1,028,239
Fiserv, Inc.(b)
1,025,000	2.700		06/01/20	1,036,598
Harris Corp.
925,000	1.999		04/27/18	926,211
Microsoft Corp.
1,025,000	1.850		02/06/20	1,028,179
QUALCOMM, Inc.
2,000,000	1.400		05/18/18	2,000,322

				15,578,974

Tobacco – 1.1%
BAT International Finance PLC(a)
1,575,000	1.850		06/15/18	1,575,625
Philip Morris International, Inc.
575,000	1.375		02/25/19	570,431
Reynolds American, Inc.
2,900,000	2.300		06/12/18	2,917,420

				5,063,476

Transportation(a) – 0.6%
Penske Truck Leasing Co. LP/PTL Finance Corp.
1,300,000	3.750		05/11/17	1,302,956
1,625,000	2.875		07/17/18	1,645,648

				2,948,604

Wireless Telecommunications – 0.2%
Verizon Communications, Inc.
1,150,000	2.625		02/21/20	1,164,270

Wirelines Telecommunications – 1.4%
AT&T, Inc.
825,000	2.800	(b)	02/17/21	827,451
425,000	3.875		08/15/21	442,175
Verizon Communications, Inc.
1,950,000	3.650		09/14/18	2,002,843
2,575,000	1.375		08/15/19	2,535,590
950,000	1.750	(b)	08/15/21	909,461

				6,717,520

TOTAL CORPORATE OBLIGATIONS
(Cost $232,499,357)				$232,150,561

Asset-Backed Securities – 26.9%
Autos – 3.0%
Ally Master Owner Trust Series 2012-5, Class A
$4,600,000	1.540%		09/15/19	$4,603,174
Ally Master Owner Trust Series 2015-2, Class A2
4,000,000	1.830		01/15/21	4,002,328
Ford Credit Auto Owner Trust Series 2016-2, Class A(a)
1,600,000	2.030		12/15/27	1,577,616

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Autos – (continued)
GM Financial Automobile Leasing Trust Series 2015-1, Class A3
$1,029,126	1.530%	09/20/18	$1,029,917
GMF Floorplan Owner Revolving Trust Series 2016-1, Class A1(a)
1,550,000	1.960	05/17/21	1,552,580
Nissan Master Owner Receivables Trust Series 2016-A, Class A2
1,200,000	1.540	06/15/21	1,190,546

			13,956,161

Credit Card – 9.8%
Bank of America Credit Card Trust Series 2014-A1, Class A(c)
7,000,000	1.292	06/15/21	7,029,512
Barclays Dryrock Issuance Trust Series 2015-1, Class A
3,450,000	2.200	12/15/22	3,465,383
Barclays Dryrock Issuance Trust Series 2016-1, Class A
1,600,000	1.520	05/16/22	1,586,007
Capital One Multi-Asset Execution Trust Series 2015-A1, Class A1
5,200,000	1.390	01/15/21	5,197,881
Capital One Multi-Asset Execution Trust Series 2016-A5, Class A5
3,650,000	1.660	06/17/24	3,563,069
CARDS II Trust Series 2016-1A, Class A(a)(c)
2,150,000	1.612	07/15/21	2,159,976
Chase Issuance Trust Series 2015-A2, Class A2
4,250,000	1.590	02/18/20	4,255,763
Chase Issuance Trust Series 2016-A2, Class A
2,900,000	1.370	06/15/21	2,877,844
Chase Issuance Trust Series 2016-A5, Class A5
3,950,000	1.270	07/15/21	3,904,216
Evergreen Credit Card Trust Series 2016-1, Class A(a)(c)
3,350,000	1.632	04/15/20	3,364,972
Golden Credit Card Trust Series 2016-5A, Class A(a)
2,800,000	1.600	09/15/21	2,779,057
Master Credit Card Trust II Series 2017-1A, Class A(a)
2,600,000	2.260	07/21/21	2,613,859
Trillium Credit Card Trust II Series 2016-1A, Class A(a)(c)
3,650,000	1.702	05/26/21	3,667,090

			46,464,629

Equipment(a) – 0.7%
Chesapeake Funding II LLC Series 16-2A, Class A1
3,500,000	1.880	06/15/28	3,490,109

Home Equity(c) – 0.0%
Amresco Residential Securities Mortgage Loan Trust Series 1998-2, Class M1F
10,302	6.745	06/25/28	11,385
Centex Home Equity Series 2004-D, Class MV3
73,802	2.278	09/25/34	68,850
Morgan Stanley ABS Capital I Series 2004-HE4, Class M3
30,048	3.028	05/25/34	29,415

			109,650

Asset-Backed Securities – (continued)
Manufactured Housing – 0.0%
Lehman ABS Manufactured Housing Contract Series 2001-B, Class A3
12,792	4.350	04/15/40	12,908

Other(a)(c) – 1.6%
Mortgage Repurchase Agreement Financing Trust Series 2016-1, Class A
1,650,000	1.672	09/10/18	1,650,000
Mortgage Repurchase Agreement Financing Trust Series 2016-1, Class A2
1,000,000	1.722	04/10/19	1,000,000
Mortgage Repurchase Agreement Financing Trust Series 2016-2, Class A
2,650,000	2.072	03/10/19	2,650,621
Mortgage Repurchase Agreement Financing Trust Series 2016-3, Class A1
650,000	1.772	11/10/18	650,082
Station Place Securitization Trust Series 2015-2, Class A
1,400,000	1.821	05/15/18	1,400,000

			7,350,703

Student Loan(c) – 11.8%
Access Group, Inc. Series 2006-1, Class A2
81,778	1.040	08/25/23	81,721
Brazos Higher Education Authority, Inc. Series 2006-1, Class A3(b)
1,147,763	1.107	12/26/24	1,143,793
College Loan Corp. Trust I Series 2005-1, Class A4
1,550,000	1.188	04/25/27	1,540,482
College Loan Corp. Trust I Series 2006-1, Class A5
2,000,000	1.178	07/25/28	1,944,374
ECMC Group Student Loan Trust Series 2016-1A, Class A(a)
2,543,615	2.128	07/26/66	2,541,963
ECMC Group Student Loan Trust Series 2017-1A, Class A(a)
4,050,000	2.093	12/27/66	4,049,517
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(a)
2,215,620	1.578	06/25/26	2,218,279
Educational Services of America, Inc. Series 2010-1, Class A1(a)
1,354,962	1.732	07/25/23	1,355,980
Educational Services of America, Inc. Series 2014-1, Class A(a)
2,189,801	1.478	02/25/39	2,160,850
GCO Education Loan Funding Master Trust-II Series 2006-2A, Class A3L(a)
512,936	1.172	08/25/28	512,329
GCO Education Loan Funding Trust Series 2007-1A, Class A6L(a)
2,600,000	1.162	11/25/26	2,544,536
Goal Capital Funding Trust Series 2007-1, Class A3
321,707	1.087	09/25/28	319,410
Higher Education Funding I Series 2005-1, Class A4
288,789	1.065	02/25/30	286,727
Illinois Student Assistance Commission Series 2010-1, Class A3
1,450,000	1.802	07/25/45	1,455,164
Navient Student Loan Trust Series 2016-5A, Class A(a)
5,250,900	2.028	06/25/65	5,328,691

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate		Maturity Date	Value
Asset-Backed Securities – (continued)
Student Loan(c) – (continued)
Navient Student Loan Trust Series 2016-7A, Class A(a)
$2,588,169	1.928%		03/25/66	$2,620,558
Navient Student Loan Trust Series 2017-2A, Class A(a)
4,100,000	2.079		12/27/66	4,100,000
Nelnet Student Loan Trust Series 2005-4, Class A3
453,293	1.126		06/22/26	453,046
Nelnet Student Loan Trust Series 2006-2, Class A5
2,801,450	0.982		01/25/30	2,794,045
Northstar Education Finance, Inc. Series 2012-1, Class A(a)
1,865,859	1.478		12/26/31	1,859,906
Scholar Funding Trust Series 2012-B, Class A1(a)
196,787	1.181		10/28/25	196,783
SLC Student Loan Center Series 2011-1, Class A(a)
7,758,176	1.998		10/25/27	7,840,684
SLM Student Loan Trust Series 2003-12, Class A5(a)
548,828	1.243		09/15/22	548,635
SLM Student Loan Trust Series 2003-14, Class A5
270,265	1.112		01/25/23	270,264
SLM Student Loan Trust Series 2004-1, Class A3
1,115,966	1.092		04/25/23	1,115,967
SLM Student Loan Trust Series 2006-2, Class A5
2,304,226	0.992		07/25/25	2,301,363
SLM Student Loan Trust Series 2006-4, Class A5
329,359	0.982		10/27/25	329,290
SLM Student Loan Trust Series 2013-3, Class A2
191,233	1.078		05/26/20	191,134
SLM Student Loan Trust Series 2014-1, Class A2
321,261	1.158		07/26/21	321,282
South Texas Higher Education Authority, Inc. Series 2012-1, Class A2
1,049,989	1.696		10/01/24	1,050,809
Utah State Board of Regents Series 2011-1, Class A3
1,100,000	1.736		05/01/35	1,097,833
Utah State Board of Regents Series 2011A-2(b)
1,042,561	1.736		05/01/29	1,044,124
Wachovia Student Loan Trust Series 2005-1, Class A5
225,358	1.012		01/26/26	224,386

				55,843,925

TOTAL ASSET-BACKED SECURITIES
(Cost $127,174,317)				$127,228,085

U.S. Treasury Obligations – 15.2%
United States Treasury Inflation Indexed Bonds
$33,715,593	0.125	%(d)	04/15/18	$34,012,627
5,598,612	0.125		04/15/20	5,684,159
United States Treasury Inflation Protected Securities
12,418,502	2.625		07/15/17	12,603,041
United States Treasury Notes
5,130,000	1.375		09/30/20	5,079,264
14,700,000	1.375		04/30/21	14,454,217

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $71,648,123)				$71,833,308

Shares	Distribution Rate	Value
Investment Company(c)(e) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,138	0.617%	$1,138
(Cost $1,138)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $431,322,935)		$431,213,092

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 8.4%
Certificates of Deposit – 5.7%
Bank of Montreal
$3,000,000	1.534%	08/11/17	$3,004,874
2,800,000	1.513	10/24/17	2,806,188
Credit Suisse New York
3,000,000	1.822	08/16/17	3,005,407
1,000,000	1.690	09/28/17	1,000,773
DnB NOR ASA New York
900,000	1.240	05/26/17	900,415
Mitsubishi UFJ Trust & Banking Corp.
2,800,000	1.852	09/18/17	2,807,153
Mizuho Bank Ltd.
2,225,000	1.852	09/19/17	2,230,430
1,500,000	1.656	09/24/18	1,499,563
Skandinaviska Enskilda Banken AB
1,000,000	1.239	06/02/17	1,000,494
Societe Generale SA
2,000,000	1.590	01/18/18	2,000,468
The Toronto-Dominion Bank
2,000,000	1.534	08/10/17	2,003,259
UBS AG Stamford
2,000,000	1.530	12/19/17	2,000,484
Wells Fargo Bank
2,800,000	1.636	09/22/17	2,805,971

			27,065,479

Commercial Paper – 2.7%
Collateralized Commercial Paper II
2,750,000	1.390	07/28/17	2,754,214
Dexia Credit Local(f)
2,600,000	0.000	04/21/17	2,598,702
Electricite de France SA(f)
2,600,000	0.000	01/05/18	2,563,721
Ford Motor Credit Co. LLC(f)
2,500,000	0.000	02/01/18	2,458,615

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – (continued)
Commercial Paper – (continued)
Westpac Banking Corp.
$2,500,000	1.351%	08/07/17	$2,503,802

			12,879,054

TOTAL SHORT-TERM INVESTMENTS
(Cost $39,894,380)			$39,944,533

TOTAL INVESTMENTS – 99.5%
(Cost $471,217,315)			$471,157,625

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%			2,501,704

NET ASSETS – 100.0%			$473,659,329

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $128,234,115, which represents approximately 27.1% of net assets as of March 31, 2017.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2017.
(d)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(e)	Represents an Affiliated Fund.
(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Investment Abbreviations:
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(49)	September 2017	$(12,074,825)	$48,249
Eurodollars	(49)	December 2017	(12,060,125)	55,937
Eurodollars	(49)	March 2018	(12,047,263)	63,874
Eurodollars	(47)	March 2019	(11,505,012)	108,579
Eurodollars	(63)	June 2019	(15,409,800)	148,654
Eurodollars	(63)	September 2019	(15,398,775)	152,886
Eurodollars	(63)	December 2019	(15,385,388)	158,892
Eurodollars	(71)	March 2020	(17,331,100)	149,811
Eurodollars	(55)	June 2020	(13,418,625)	111,735
Eurodollars	(27)	September 2020	(6,584,287)	1,288
Eurodollars	(27)	December 2020	(6,580,237)	1,288
Eurodollars	(27)	March 2021	(6,577,875)	1,288
2 Year U.S. Treasury Notes	(421)	June 2017	(91,126,766)	(47,295)
5 Year U.S. Treasury Notes	(369)	June 2017	(43,441,102)	(47,956)
TOTAL				$907,230

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 41.0%
Collateralized Mortgage Obligations – 2.8%
Adjustable Rate Non-Agency(a) – 0.1%
MLCC Mortgage Investors, Inc. Series 2004-E, Class A2B
$301,556	1.968%	11/25/29	$289,833

Interest Only(b) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(a)
19,996	0.000	07/25/33	—
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(a)
22,636	0.000	08/25/33	—
FNMA STRIPS Series 151, Class 2
954	9.500	07/25/22	100
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
17,812	0.123	08/25/33	110
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
4,017	0.320	07/25/33	63

			273

Inverse Floaters(a) – 0.0%
GNMA REMIC Series 2002-13, Class SB
40,456	33.234	02/16/32	63,779

Principal Only(c) – 0.0%
FNMA REMIC Series G-35, Class N
2,479	0.000	10/25/21	2,410

Regular Floater(a) – 0.0%
FHLMC REMIC Series 1760, Class ZB
85,769	1.860	05/15/24	85,729

Sequential Fixed Rate – 2.6%
FHLMC REMIC Series 2329, Class ZA
547,046	6.500	06/15/31	603,469
FHLMC REMIC Series 4273, Class PD
933,044	6.500	11/15/43	1,075,872
FNMA REMIC Series 2011-52, Class GB
915,019	5.000	06/25/41	1,003,715
FNMA REMIC Series 2011-99, Class DB
900,227	5.000	10/25/41	988,382
FNMA REMIC Series 2012-111, Class B
126,989	7.000	10/25/42	149,229
FNMA REMIC Series 2012-153, Class B
528,506	7.000	07/25/42	614,865
GNMA REMIC Series 2002-42, Class KZ
1,483,465	6.000	06/16/32	1,635,912
NCUA Guaranteed Notes Series A4
3,400,000	3.000	06/12/19	3,504,014

			9,575,458

Sequential Floating Rate(a) – 0.1%
NCUA Guaranteed Notes Series 2010-R1, Class 1A
406,593	1.432	10/07/20	407,578

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$10,425,060

Mortgage-Backed Obligations – (continued)
Commercial Mortgage-Backed Securities(a) – 1.6%
Sequential Floating Rate – 1.6%
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A1A
4,826,583	6.041	12/10/49	4,877,437
LB Commercial Mortgage Trust Series 2007-C3, Class A1A
895,144	6.007	07/15/44	899,072

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$5,776,509

Federal Agencies – 36.6%
Adjustable Rate FHLMC(a) – 0.2%
134,745	2.740	11/01/32	141,394
645,503	2.796	09/01/33	679,129

			820,523

Adjustable Rate FNMA(a) – 0.8%
20,670	3.170	11/01/32	21,679
143,117	3.107	12/01/32	147,211
748,314	2.663	05/01/33	769,579
21,956	2.879	06/01/33	23,186
692,911	3.119	10/01/33	728,479
680,349	2.883	02/01/35	718,598
548,138	2.747	09/01/35	570,554

			2,979,286

Adjustable Rate GNMA(a) – 0.7%
43,522	2.125	06/20/23	44,163
21,671	2.125	07/20/23	21,983
20,867	2.125	08/20/23	21,164
54,691	2.125	09/20/23	55,476
18,743	2.000	03/20/24	19,042
155,603	2.125	04/20/24	158,145
16,985	2.125	05/20/24	17,265
152,765	2.125	06/20/24	155,301
89,734	2.125	07/20/24	91,163
120,963	2.125	08/20/24	122,907
38,410	2.125	09/20/24	39,033
49,425	2.250	11/20/24	50,244
19,537	2.250	12/20/24	19,864
33,084	2.500	12/20/24	33,708
33,852	2.000	01/20/25	34,442
19,059	2.000	02/20/25	19,386
67,094	2.125	05/20/25	68,318
53,600	2.125	07/20/25	54,548
23,526	2.000	02/20/26	23,979
1,239	2.125	07/20/26	1,263
64,035	2.000	01/20/27	65,356
23,804	2.000	02/20/27	24,299
187,614	2.125	04/20/27	191,595
18,471	2.125	05/20/27	18,865
23,277	2.125	06/20/27	23,793
9,388	2.250	11/20/27	9,587
29,423	2.250	12/20/27	30,050
63,950	2.000	01/20/28	65,407
22,185	2.000	02/20/28	22,675
26,295	2.000	03/20/28	26,879

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(a) – (continued)
$97,670	2.125%	07/20/29	$99,852
60,261	2.125	08/20/29	61,720
11,594	2.125	09/20/29	11,855
57,869	2.250	10/20/29	59,251
75,248	2.250	11/20/29	77,026
15,517	2.250	12/20/29	15,880
21,376	2.000	01/20/30	21,898
9,419	2.000	02/20/30	9,651
54,491	2.000	03/20/30	55,829
67,341	2.125	04/20/30	69,035
175,616	2.125	05/20/30	180,103
16,004	2.125	06/20/30	16,406
156,847	2.125	07/20/30	160,818
24,418	2.125	09/20/30	25,016
51,789	2.250	10/20/30	53,064
94,832	2.000	03/20/32	97,352

			2,544,656

FHLMC – 3.7%
855	7.000	09/01/17	858
606	7.000	10/01/17	608
6,530	5.500	05/01/18	6,625
59,067	5.500	06/01/18	60,097
3,070	4.500	09/01/18	3,136
31,911	5.000	06/01/19	32,841
1,627	10.000	07/01/20	1,631
24,136	6.500	07/01/21	26,507
1,946	6.500	08/01/22	2,089
32,991	9.000	10/01/22	36,789
105,815	4.500	10/01/23	113,277
538,010	5.000	08/01/24	576,341
52,074	6.500	07/01/28	55,335
496,424	4.500	03/01/29	531,603
4,264	8.000	07/01/30	5,129
6,991	7.500	12/01/30	7,065
36,660	7.000	04/01/31	40,703
20,147	5.000	08/01/33	22,036
3,821	5.000	09/01/33	4,179
9,004	5.000	10/01/33	9,849
15,014	5.500	09/01/34	16,883
234,229	6.000	10/01/34	263,730
5,149	5.000	11/01/34	5,632
300,831	5.000	12/01/34	329,032
1,032	5.500	03/01/35	1,148
15,039	5.000	07/01/35	16,449
2,099	5.500	07/01/35	2,338
3,482	5.000	11/01/35	3,809
3,447	5.500	11/01/35	3,906
29,194	5.000	12/01/35	32,223
76,274	5.500	01/01/36	86,524
216	5.500	02/01/36	245
2,283	6.000	06/01/36	2,585
42,156	5.000	02/01/37	46,030
3,925	5.000	03/01/38	4,285
92,316	5.500	03/01/38	104,000
43,370	5.500	04/01/38	48,859

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
6,157	5.500	11/01/38	7,062
10,462	5.500	12/01/38	11,641
452,297	7.000	02/01/39	525,577
3,124	5.500	03/01/39	3,470
203,640	5.000	07/01/39	222,986
4,309	5.500	10/01/39	4,850
10,824	5.500	03/01/40	12,090
18,325	4.000	06/01/40	19,304
23,392	5.500	06/01/40	26,353
11,191	5.000	08/01/40	12,252
797,979	5.500	08/01/40	885,570
3,164	4.500	11/01/40	3,399
204,085	4.000	02/01/41	215,035
6,167	5.000	04/01/41	6,775
8,281	5.000	06/01/41	9,056
391,816	5.000	07/01/41	427,237
15,029	4.000	11/01/41	15,861
20,941	3.000	05/01/42	20,870
270,975	3.500	06/01/42	279,919
21,108	3.000	08/01/42	21,036
25,051	3.000	01/01/43	24,972
84,736	3.000	02/01/43	84,471
4,482,939	3.500	04/01/43	4,615,501
501,007	3.500	06/01/45	515,196
395,266	3.500	10/01/45	406,645
2,732,556	3.500	03/01/46	2,808,662

			13,690,166

FNMA – 12.3%
2,972	5.000	08/01/17	3,054
4,477	4.500	08/01/18	4,578
46,930	5.000	09/01/18	47,837
268,971	5.000	10/01/18	274,650
20,418	6.500	08/01/19	22,702
7,809	9.500	10/01/20	7,856
192,100	5.500	02/01/23	213,101
332,676	5.500	08/01/23	369,045
95,311	6.000	11/01/28	108,426
6,528	6.500	11/01/28	7,008
56,514	7.000	07/01/31	62,415
1,066	5.500	03/01/33	1,190
3,926	6.000	03/01/33	4,417
3,553,304	5.500	04/01/33	4,008,325
1,972	6.000	05/01/33	2,253
5,335	5.000	07/01/33	5,885
727,895	5.500	07/01/33	790,316
25,670	5.000	08/01/33	28,128
5,102	5.500	09/01/33	5,742
23,946	5.500	12/01/33	26,927
941	6.000	12/01/33	1,074
5,957	5.500	02/01/34	6,699
2,317	5.500	03/01/34	2,610
1,197	5.500	04/01/34	1,352
8,117	5.500	05/01/34	9,142
85	5.500	06/01/34	95
8,366	5.500	08/01/34	9,442

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$4,373	5.500%	09/01/34		$4,924
4,338	5.500	10/01/34		4,875
3,370	5.500	11/01/34		3,791
42,577	5.500	12/01/34		47,865
7,177	5.500	04/01/35		8,066
198,829	6.000	04/01/35		223,687
6,041	5.000	05/01/35		6,702
4,428	5.500	05/01/35		4,935
8,163	5.000	07/01/35		8,957
8,331	5.500	07/01/35		9,385
4,821	5.000	08/01/35		5,322
870	5.500	08/01/35		982
7,997	5.500	09/01/35		9,030
82,461	6.000	10/01/35		94,374
37,635	6.000	11/01/35		42,610
3,808	5.500	12/01/35		4,298
141	5.500	02/01/36		159
46,988	6.000	03/01/36		53,524
64,506	6.000	04/01/36		73,452
3,293	4.500	07/01/36		3,553
481	5.500	02/01/37		542
17,297	5.500	04/01/37		19,551
439	5.500	06/01/37		494
887,777	5.500	08/01/37		990,061
221,824	6.000	10/01/37		253,310
150,349	7.500	11/01/37		166,519
302	5.500	12/01/37		340
12,075	5.500	02/01/38		13,474
4,994	5.500	03/01/38		5,627
8,663	6.000	03/01/38		9,892
20,705	5.500	04/01/38		23,407
6,415	5.500	05/01/38		7,249
1,742	5.500	06/01/38		1,964
1,506	5.500	07/01/38		1,698
1,182	5.500	08/01/38		1,333
1,129	5.500	09/01/38		1,273
411	5.500	12/01/38		463
6,552	5.500	02/01/39		7,410
301,152	7.000	03/01/39		349,933
3,621	4.500	04/01/39		3,891
12,139	4.500	05/01/39		13,165
6,601	5.500	06/01/39		7,439
6,577	4.000	08/01/39		6,929
30,311	4.500	08/01/39		32,872
62,772	5.000	09/01/39		68,710
5,674	5.500	11/01/39		6,397
512,265	4.500	12/01/39		555,547
312,970	5.000	07/01/40		345,428
379,954	5.000	03/01/41		415,640
97,406	5.000	04/01/41		106,555
170,487	4.500	05/01/41		183,562
30,514	5.000	06/01/41		33,380
151,723	5.000	07/01/41		165,973
196,516	4.500	08/01/41		211,616
175,466	5.000	10/01/41		191,946
36,208	3.500	11/01/41		37,307

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
318,919	5.000	04/01/42		348,872
40,960	3.500	06/01/42		42,241
159,671	4.500	08/01/42		173,162
24,013	3.500	10/01/42		24,772
18,516	3.000	11/01/42		18,505
236,752	3.000	12/01/42		236,614
611,426	3.000	01/01/43		611,147
121,627	3.000	02/01/43		121,594
712,249	3.000	03/01/43		712,054
1,152,696	3.000	04/01/43		1,152,382
109,077	3.500	04/01/43		112,088
788,135	3.000	05/01/43		787,919
70,512	3.500	05/01/43		72,741
136,725	3.000	06/01/43		136,687
1,222,015	3.000	07/01/43		1,221,299
1,941,079	3.500	07/01/43		1,994,661
333,845	3.500	08/01/43		343,198
41,295	3.500	09/01/43		42,600
101,155	3.500	01/01/44		104,256
261,772	3.500	04/01/45		269,144
1,671,423	4.500	04/01/45		1,815,779
199,969	4.500	05/01/45		217,364
71,047	3.500	06/01/45		73,048
27,270	3.500	09/01/45		28,042
51,343	3.500	10/01/45		52,773
76,353	3.500	11/01/45		78,370
72,559	3.500	01/01/46		74,580
948,376	3.500	06/01/46		978,198
17,000,000	3.500	TBA-30yr	(d)	17,390,470
5,000,000	4.000	TBA-30yr	(d)	5,244,922

				45,355,139

GNMA – 18.9%
81,766	7.000	12/15/27		90,288
14,294	6.500	08/15/28		16,212
113,388	6.000	01/15/29		130,207
173,294	7.000	10/15/29		200,961
69,048	5.500	11/15/32		77,648
971,980	5.500	12/15/32		1,095,965
38,757	5.500	01/15/33		43,390
78,045	5.500	02/15/33		87,374
82,531	5.500	03/15/33		92,395
68,726	5.500	07/15/33		77,068
39,759	5.500	08/15/33		44,512
27,957	5.500	09/15/33		31,299
46,189	5.500	04/15/34		51,655
27,741	5.500	05/15/34		31,024
444,049	5.500	06/15/34		496,589
370,538	5.500	09/15/34		414,381
325,160	5.500	12/15/34		363,633
280,845	5.500	01/15/35		313,876
192,227	5.000	03/15/38		210,738
1,617	5.000	11/15/38		1,775
11,972	4.000	02/20/41		12,693
18,402	4.000	11/20/41		19,510
3,039	4.000	01/20/42		3,222

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$9,932	4.000%	04/20/42	$10,542
5,185	4.000	10/20/42	5,504
759,616	4.000	08/20/43	805,994
7,571,990	4.000	10/20/43	8,034,296
10,811	4.000	03/20/44	11,465
13,140	4.000	05/20/44	13,935
924,641	4.000	11/20/44	980,565
4,130,647	4.000	06/20/45	4,376,388
4,052,583	4.000	07/20/45	4,293,680
4,347,011	4.000	09/20/45	4,605,624
4,778,693	4.000	10/20/45	5,060,001
928,606	4.000	11/20/45	982,250
3,626,061	4.000	01/20/46	3,833,852
1,768,752	4.000	02/20/46	1,870,931
18,176,438	4.000	04/20/46	19,209,512
647,366	4.000	05/20/46	684,474
5,308,991	4.000	10/20/46	5,613,307
4,951,915	4.000	12/20/46	5,235,763

			69,534,498

TOTAL FEDERAL AGENCIES			$134,924,268

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $150,237,666)			$151,125,837

Agency Debentures – 7.5%
FHLB
$2,200,000	1.875%	03/13/20	$2,215,840
3,700,000	2.125	06/09/23	3,674,577
2,100,000	3.375	09/08/23	2,237,571
300,000	3.375	12/08/23	319,442
FNMA
1,400,000	1.875	09/24/26	1,303,386
2,600,000	6.250	05/15/29	3,481,530
4,000,000	6.625	11/15/30	5,639,800
New Valley Generation V
1,768,138	4.929	01/15/21	1,899,511
Small Business Administration
1,770	7.500	04/01/17	1,770
7,667	6.300	05/01/18	7,778
6,899	6.300	06/01/18	7,006
Tennessee Valley Authority
6,500,000	3.875	02/15/21	6,983,210

TOTAL AGENCY DEBENTURES
(Cost $27,541,685)			$27,771,421

Asset-Backed Securities – 10.8%
Auto Floor Plan ABS(e) – 0.9%
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1
$2,000,000	1.650%	05/15/20	$2,001,130

Asset-Backed Securities – (continued)
Auto Floor Plan ABS(e) – (continued)
GMF Floorplan Owner Revolving Trust Series 2016-1, Class A1
1,250,000	1.960	05/17/21	1,252,080

			3,253,210

Automobiles(e) – 0.9%
Avis Budget Rental Car Funding AESOP LLC Series 2015-2A, Class A
2,150,000	2.630	12/20/21	2,152,180
Ford Credit Auto Owner Trust Series 2016-2, Class A
1,300,000	2.030	12/15/27	1,281,813

			3,433,993

Student Loan(a) – 9.0%
Access Group, Inc. Series 2005-2, Class A3
855,256	1.096	11/22/24	853,317
Access Group, Inc. Series 2006-1, Class A2
66,306	1.040	08/25/23	66,260
Access Group, Inc. Series 2015-1, Class A(e)
714,979	1.478	07/25/56	710,159
Alaska State Student Loan Corp. Series 2013, Class A(f)
2,882,386	1.278	08/25/31	2,835,147
Brazos Higher Education Authority, Inc. Series 2005-2, Class I-A12(f)
800,000	1.157	03/27/23	791,170
ECMC Group Student Loan Trust Series 2016-1A, Class A(e)
1,862,290	2.128	07/26/66	1,861,080
Edsouth Indenture No. 9 LLC Series 2015-1, Class A(e)
1,481,558	1.578	10/25/56	1,473,027
Education Loan Asset-Backed Trust I Series 2013-1, Class A2(e)
2,750,000	1.578	04/26/32	2,676,390
GCO Education Loan Funding Trust Series 2007-1A, Class A6L(e)
1,850,000	1.162	11/25/26	1,810,535
Higher Education Funding I Series 2005-1, Class A4
244,360	1.065	02/25/30	242,615
Higher Education Funding I Series 2014-1, Class A(e)
1,363,685	1.980	05/25/34	1,360,249
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A3
1,000,000	1.831	07/20/43	967,507
Navient Student Loan Trust Series 2016-5A, Class A(e)
3,950,219	2.028	06/25/65	4,008,740
Navient Student Loan Trust Series 2016-7A, Class A(e)
1,806,835	1.928	03/25/66	1,829,446
Nelnet Student Loan Trust Series 2005-4, Class A3
375,139	1.126	06/22/26	374,935
Nelnet Student Loan Trust Series 2013-5A, Class A(e)
365,677	1.408	01/25/37	364,447
New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3(f)
1,200,000	1.730	10/25/37	1,171,457
North Carolina State Education Assistance Authority Series 2010-1, Class A1
740,175	1.782	07/25/41	737,502
PHEAA Student Loan Trust Series 2016-1A, Class A(e)
1,878,830	1.928	09/25/65	1,892,179

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Student Loan(a) – (continued)
Scholar Funding Trust Series 2013-A, Class A(e)
$2,299,888	1.431%	01/30/45	$2,234,032
SLM Student Loan Trust Series 2003-14, Class A5
223,262	1.112	01/25/23	223,262
SLM Student Loan Trust Series 2004-8A, Class A6(e)
1,300,000	1.512	01/25/40	1,250,669
SLM Student Loan Trust Series 2005-5, Class A5
350,000	1.632	10/25/40	342,515
SLM Student Loan Trust Series 2008-5, Class A4
2,170,619	2.582	07/25/23	2,217,841
Utah State Board of Regents Series 2011-1, Class A3
800,000	1.736	05/01/35	798,424
Wachovia Student Loan Trust Series 2005-1, Class A5
202,823	1.012	01/26/26	201,948

			33,294,853

TOTAL ASSET-BACKED SECURITIES
(Cost $40,027,541)			$39,982,056

Municipal Debt Obligation – 0.7%
New Jersey – 0.7%
New Jersey Economic Development Authority Series A (MBIA)
$2,000,000	7.425%	02/15/29	$2,406,080
(Cost $2,000,000)

Government Guarantee Obligations(g) – 2.1%
Hashemite Kingdom of Jordan Government AID Bond
$4,600,000	2.503%	10/30/20	$4,702,902
Israel Government AID Bond
1,400,000	5.500	09/18/23	1,655,080
500,000	5.500	12/04/23	593,415
700,000	5.500	04/26/24	834,918

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $7,710,930)			$7,786,315

U.S. Treasury Obligations – 39.1%
United States Treasury Bonds
$650,000	2.750%	11/15/42	$619,184
10,810,000	3.625 (h)	08/15/43	12,037,800
8,520,000	3.750 (h)	11/15/43	9,695,419
6,130,000	3.625	02/15/44	6,831,333
3,200,000	3.000	11/15/44	3,186,496
1,570,000	2.875	08/15/45	1,522,979
United States Treasury Inflation Indexed Bonds
11,305,752	0.125	04/15/18	11,405,356
3,110,340	0.125	04/15/20	3,157,866
1,891,738	0.625	01/15/24	1,938,578
341,972	0.875	02/15/47	337,160

U.S. Treasury Obligations – (continued)
United States Treasury Notes
13,700,000	1.250	12/31/18	13,707,398
5,880,000	1.625	07/31/20	5,881,058
6,900,000	1.750	12/31/20	6,905,244
3,570,000	1.375	04/30/21	3,510,310
7,100,000	1.125	06/30/21	6,895,520
7,090,000	1.125	07/31/21	6,876,946
600,000	2.125	06/30/22	604,146
1,300,000	2.000 (h)	07/31/22	1,299,740
1,150,000	1.750	09/30/22	1,132,669
1,810,000	1.875	10/31/22	1,793,040
3,540,000	2.125	03/31/24	3,519,114
9,100,000	2.250	11/15/24	9,077,341
500,000	2.125	05/15/25	492,500
400,000	2.000	08/15/25	389,536
19,100,000	2.250	11/15/25	18,935,549
United States Treasury Strip Coupon(c)
12,400,000	0.000	11/15/35	7,138,184
3,200,000	0.000	02/15/36	1,828,992
6,100,000	0.000	05/15/36	3,450,770

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $144,364,400)			$144,170,228

Shares	Distribution Rate	Value
Investment Company(a)(i) – 1.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
6,774,554	0.617%	$6,774,554
(Cost $6,774,554)

TOTAL INVESTMENTS – 103.0%
(Cost $378,656,776)		$380,016,491

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.0)%		(10,950,800)

NET ASSETS – 100.0%		$369,065,691

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

March 31, 2017

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2017.
(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $22,635,392 which represents approximately 6.1% of net assets as of March 31, 2017.
(e)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $28,158,156, which represents approximately 7.6% of net assets as of March 31, 2017.
(f)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(g)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $7,786,315, which represents approximately 2.1% of net assets as of March 31, 2017.
(h)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(i)	Represents an Affiliated Fund.

Investment Abbreviations:
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
MBIA	—Insured by Municipal Bond Investors Insurance
NCUA	—National Credit Union Administration
REMIC	—Real Estate Mortgage Investment Conduit
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2017, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FHLMC	3.500%	TBA-30yr	04/12/17	$(4,000,000)	$(4,091,250)
FNMA	3.000	TBA-30yr	04/12/17	(3,000,000)	(2,974,688)
FNMA	3.000	TBA-30yr	05/11/17	(2,000,000)	(1,979,531)
TOTAL (Proceeds Received $(9,012,695))					$(9,045,469)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra U.S. Treasury Bonds	(20)	June 2017	$(3,212,500)	$(22,517)
Ultra 10 Year U.S. Treasury Notes	(3)	June 2017	(401,672)	(1,760)
2 Year U.S. Treasury Notes	95	June 2017	20,563,047	2,666
5 Year U.S. Treasury Notes	(60)	June 2017	(7,063,594)	(20,039)
10 Year U.S. Treasury Notes	168	June 2017	20,926,500	37,668
U.S. Long Bonds	(14)	June 2017	(2,111,812)	(7,926)
TOTAL				$(11,908)

SWAP CONTRACTS — At March 31, 2017, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$6,550	(b)	12/19/19	2.250%	3 month LIBOR	$266	$8,656
34,880	(b)	12/20/19	2.250	3 month LIBOR	34,722	12,516
1,480	(b)	12/19/23	3 month LIBOR	2.600%	(125)	(10,982)
4,940	(b)	12/20/28	3 month LIBOR	2.790	(57,285)	(8,431)
12,900		09/09/36	3 month LIBOR	1.231	17,027	2,000,898

TOTAL					$(5,395)	$2,002,657

(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2017.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations(a) – 0.2%
Banks – 0.2%
DnB Boligkreditt AS
$800,000	1.450%	03/21/19	$799,125
(Cost $799,639)

Mortgage-Backed Obligations – 41.1%
Collateralized Mortgage Obligations – 36.5%
Interest Only(b) – 0.0%
FNMA REMIC Series 1990-145, Class B
$101	1,004.961%	12/25/20	$423

Regular Floater(c) – 32.2%
FHLMC REMIC Series 1826, Class F
19,206	1.312	09/15/21	19,240
FHLMC REMIC Series 3049, Class FP
4,062,563	1.262	10/15/35	4,038,155
FHLMC REMIC Series 3208, Class FB
566,635	1.312	08/15/36	566,401
FHLMC REMIC Series 3208, Class FD
1,382,339	1.312	08/15/36	1,386,335
FHLMC REMIC Series 3208, Class FG
1,344,979	1.312	08/15/36	1,348,866
FHLMC REMIC Series 3307, Class FA
9,878,350	1.342	07/15/34	9,888,577
FHLMC REMIC Series 3312, Class HF
4,621,484	1.212	08/15/33	4,622,208
FHLMC REMIC Series 3371, Class FA
932,765	1.512	09/15/37	940,337
FHLMC REMIC Series 3374, Class FT
286,561	1.212	04/15/37	286,078
FHLMC REMIC Series 3471, Class FB
2,012,861	1.912	08/15/35	2,050,645
FHLMC REMIC Series 3545, Class FA
505,935	1.762	06/15/39	510,686
FHLMC REMIC Series 3588, Class CW
2,533,436	3.145	10/15/37	2,674,781
FHLMC REMIC Series 4039, Class FA
3,104,414	1.412	05/15/42	3,123,084
FHLMC REMIC Series 4057, Class CF
5,963,129	1.362	04/15/39	5,979,629
FHLMC REMIC Series 4272, Class FD
5,676,159	1.262	11/15/43	5,676,158
FHLMC REMIC Series 4316, Class FY
1,989,727	1.312	11/15/39	1,992,646
FHLMC REMIC Series 4477, Class FG
8,610,132	1.080	10/15/40	8,554,666
FHLMC REMIC Series 4614, Class FK
9,255,620	1.412	09/15/46	9,303,195
FHLMC REMIC Series 4631, Class GF
15,462,015	1.412	11/15/46	15,556,162
FHLMC REMIC Series 4637, Class QF
17,483,872	1.784	04/15/44	17,461,258
FHLMC STRIPS Series 237, Class F23
383,046	1.312	05/15/36	382,470
FNMA REMIC Series 1990-145, Class A
41,043	1.600	12/25/20	41,108

Mortgage-Backed Obligations – (continued)
Regular Floater(c) – (continued)
FNMA REMIC Series 1997-20, Class F
146,697	1.160	03/25/27	146,873
FNMA REMIC Series 1998-66, Class FC
53,732	1.443	11/17/28	53,963
FNMA REMIC Series 2006-42, Class CF
9,000,863	1.432	06/25/36	9,024,548
FNMA REMIC Series 2006-72, Class XF
609,096	1.482	08/25/36	610,834
FNMA REMIC Series 2007-114, Class A7
2,275,000	1.182	10/27/37	2,265,985
FNMA REMIC Series 2007-33, Class HF
57,179	1.332	04/25/37	57,224
FNMA REMIC Series 2007-36, Class F
1,185,261	1.212	04/25/37	1,177,283
FNMA REMIC Series 2007-92, Class OF
439,702	1.552	09/25/37	442,974
FNMA REMIC Series 2008-22, Class FD
638,165	1.822	04/25/48	647,336
FNMA REMIC Series 2009-75, Class MF
892,606	2.132	09/25/39	915,584
FNMA REMIC Series 2010-123, Class FL
1,880,263	1.412	11/25/40	1,885,458
FNMA REMIC Series 2011-110, Class FE
3,203,261	1.382	04/25/41	3,209,447
FNMA REMIC Series 2011-53, Class FT
684,641	1.562	06/25/41	690,026
FNMA REMIC Series 2011-63, Class FG
727,378	1.432	07/25/41	730,109
FNMA REMIC Series 2012-56, Class FG
2,616,466	1.482	03/25/39	2,626,477
FNMA REMIC Series 2013-96, Class FW
183,026	1.382	09/25/43	183,182
FNMA REMIC Series 2014-19, Class FA
1,863,143	1.382	11/25/39	1,865,842
FNMA REMIC Series 2014-19, Class FJ
2,104,162	1.382	11/25/39	2,107,251
FNMA REMIC Series 2016-1, Class FT
6,797,071	1.332	02/25/46	6,793,266
FNMA REMIC Series 2016-23, Class FT
1,304,924	1.482	11/25/45	1,312,861
FNMA REMIC Series 2016-33, Class PF
2,776,214	1.482	06/25/46	2,792,987
GNMA REMIC Series 2010-53, Class FC
960,421	1.798	04/20/40	972,346
GNMA REMIC Series 2012-12, Class HF
1,169,649	1.378	01/20/42	1,166,862
NCUA Guaranteed Notes Series 2010-A1, Class A
260,630	1.208	12/07/20	260,797
NCUA Guaranteed Notes Series 2011-R1, Class 1A
519,063	1.304	01/08/20	520,219
NCUA Guaranteed Notes Series 2011-R2, Class 1A
1,578,767	1.254	02/06/20	1,580,987
NCUA Guaranteed Notes Series 2011-R3, Class 1A
1,351,063	1.291	03/11/20	1,353,069

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Regular Floater(c) – (continued)
NCUA Guaranteed Notes Series 2011-R4, Class 1A
$459,768	1.234%	03/06/20	$459,929

			142,256,404

Sequential Fixed Rate – 0.2%
FHLMC REMIC Series 4248, Class LM
799,903	6.500	05/15/41	929,540

Sequential Floating Rate(c) – 4.1%
FHLMC Multifamily Structured Pass Through Certificates Series KF02, Class A1
715,379	1.159	07/25/20	715,234
FHLMC Multifamily Structured Pass Through Certificates Series KF03, Class A
4,031,287	1.119	01/25/21	4,031,286
FHLMC Multifamily Structured Pass Through Certificates Series KS02, Class A
5,725,703	1.362	08/25/23	5,729,521
FHLMC Multifamily Structured Pass-Through Certificates Series KF19, Class A
7,493,132	1.229	06/25/23	7,467,725
FNMA ACES Series 2013-M11, Class FA
265,340	1.312	01/25/18	264,965

			18,208,731

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $161,111,508)			$161,395,098

Federal Agencies – 4.6%
Adjustable Rate FHLMC(c) – 1.6%
$6,729	2.590%	08/01/18	$6,766
2,911	2.700	11/01/18	2,932
10,207	2.973	11/01/18	10,208
1,675	2.354	02/01/19	1,681
5,836	1.848	03/01/19	5,844
5,287	2.267	03/01/19	5,316
7,543	2.226	06/01/19	7,573
2,659	2.270	07/01/19	2,668
144,629	2.663	11/01/19	145,628
85,990	6.878	11/01/19	89,117
6,674	3.087	01/01/20	6,730
13,406	1.848	05/01/21	13,470
1,769	1.848	10/01/26	1,790
424,173	3.509	08/01/28	443,109
131,307	3.222	05/01/29	135,583
11,205	4.118	06/01/29	11,979
25,134	1.953	04/01/30	25,452
19,997	4.384	06/01/30	21,378
112,110	3.205	12/01/30	116,675
7,503	2.457	02/01/31	7,619
6,834	2.688	06/01/31	7,144
1,526,438	3.082	05/01/34	1,611,998
1,064,466	2.902	05/01/35	1,118,165
70,042	4.043	05/01/35	72,294
2,990,268	2.869	01/01/38	3,158,913

			7,030,032

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(c) – 2.1%
518	6.750	04/01/17	517
8,179	2.745	09/01/17	8,174
5,620	2.019	03/01/18	5,623
3,249	2.651	03/01/18	3,245
39,881	2.053	07/01/18	39,914
5,502	1.878	10/01/18	5,514
4,704	2.675	10/01/18	4,747
9,015	2.790	10/01/18	9,046
18,915	1.957	01/01/19	18,955
44,649	3.945	04/01/19	45,391
4,136	6.017	04/01/19	4,208
132,139	1.973	05/01/19	132,537
6,172	6.071	07/01/19	6,314
38,990	4.288	08/01/19	39,709
29,573	6.271	05/01/20	30,503
59,418	1.967	06/01/20	59,587
3,856	6.713	02/01/22	4,054
21,287	2.392	05/20/22	21,268
75,629	3.072	02/01/23	77,496
160,013	3.119	01/01/24	164,485
218,326	3.142	03/01/24	224,839
112,848	2.226	06/20/24	112,732
4,343	3.587	08/01/24	4,395
45,468	5.083	01/01/25	48,395
7,463	3.277	06/01/27	7,666
6,179	4.250	12/01/27	6,606
7,757	4.504	01/01/28	8,292
8,434	1.893	06/01/29	8,532
8,120	2.077	06/01/29	8,280
1,319,892	2.835	07/01/33	1,392,529
321,521	2.942	11/01/34	341,749
4,830	3.883	05/01/36	5,037
1,825,777	3.408	03/01/37	1,934,956
192,002	3.075	09/01/37	199,611
63,236	2.014	06/01/40	64,048
5,961	1.814	02/01/41	6,000
1,202,365	2.513	04/01/44	1,240,126
3,074,636	2.590	09/01/44	3,176,367

			9,471,447

Adjustable Rate GNMA(c) – 0.4%
972,702	2.125	04/20/33	999,738
199,570	2.125	05/20/33	206,828
395,273	2.125	08/20/34	406,221

			1,612,787

FHLMC – 0.1%
49,327	5.500	01/01/20	51,124
56,354	7.000	04/01/21	59,058
25,671	7.000	08/01/21	27,222
82,620	7.000	05/01/22	88,243
249,834	7.000	06/01/22	263,532
1,878	4.500	05/01/23	1,990

			491,169

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FNMA – 0.4%
$648	7.000%	05/01/17	$649
7,975	5.500	03/01/18	8,098
4,841	5.500	04/01/18	4,886
2,442	5.000	09/01/19	2,529
347	5.000	11/01/19	353
2,869	5.000	01/01/20	2,948
25,197	7.000	07/01/21	26,646
60,202	7.000	11/01/21	64,143
36,457	7.000	12/01/21	36,948
91,031	7.000	01/01/22	94,347
13,941	7.000	02/01/22	14,839
55,975	7.000	01/01/28	61,137
19,918	6.500	04/01/33	23,312
26,909	6.000	05/01/38	30,286
34,096	6.000	11/01/38	38,375
75,912	6.000	09/01/39	85,437
26,868	6.000	10/01/39	30,235
19,466	6.000	10/01/40	21,909
27,808	6.000	05/01/41	31,297
114,011	3.500	06/01/45	116,727
22,678	3.500	01/01/46	23,218
861,782	3.500	05/01/46	882,129

			1,600,448

GNMA – 0.0%
26,327	7.000	04/15/26	28,807

TOTAL FEDERAL AGENCIES			$20,234,690

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $181,414,734)			$181,629,788

Asset-Backed Securities(c) – 35.5%
Collateralized Loan Obligations – 10.4%
ACIS CLO Ltd. Series 2013-1A, Class A1(a)
$1,150,000	1.752%	04/18/24	$1,143,092
ACIS CLO Ltd. Series 2013-2A, Class A(a)
356,665	1.381	10/14/22	356,616
Atrium X Series 2010-A, Class A(a)
2,750,000	2.000	07/16/25	2,751,900
B&M CLO Ltd. Series 2014-1A, Class A1(a)
750,000	2.280	04/16/26	749,798
Brentwood CLO Corp. Series 2006-1A, Class A1A(a)
247,620	1.156	02/01/22	247,515
Brentwood CLO Corp. Series 2006-1A, Class A1B(a)
196,227	1.156	02/01/22	196,079
Chesapeake Funding II LLC Series 16-2A, Class A2(a)
2,950,000	1.770	06/15/28	2,964,716
Crown Point CLO Ltd. Series 2012-1A, Class A1LA(a)
209,008	1.661	11/21/22	208,297
Crown Point CLO Ltd. Series 2013-2A, Class A1L(a)
8,000,000	1.851	12/31/23	7,972,992
Dryden XXVI Senior Loan Fund Series 2013-26A, Class A(a)
1,800,000	1.980	07/15/25	1,795,477

Asset-Backed Securities(c) – (continued)
Collateralized Loan Obligations – (continued)
ICG US CLO Ltd. Series 2014-1A, Class A1(a)
2,100,000	2.031	04/20/26	2,093,576
Jamestown CLO VII Ltd. Series 2015-7A, Class A1(a)
2,350,000	2.432	07/25/27	2,350,773
KKR Financial CLO Ltd. Series 2013-1A, Class A1(a)
5,250,000	2.030	07/15/25	5,246,099
OCP CLO Ltd. Series 2012-2A, Class A1R(a)
650,000	2.316	11/22/25	651,992
OCP CLO Ltd. Series 2014-5A, Class A1(a)
2,350,000	1.884	04/26/26	2,350,000
OFSI Fund V Ltd. Series 2013-5A, Class A1LA(a)
1,000,000	1.810	04/17/25	996,944
OFSI Fund VI Ltd. Series 2014-6A, Class A1(a)
2,250,000	1.910	03/20/25	2,230,175
OFSI Fund VII Ltd. Series 2014-7A, Class A(a)
2,100,000	2.222	10/18/26	2,101,210
Sound Point CLO Vlll Ltd. Series 2015-1A, Class A(a)
5,100,000	2.410	04/15/27	5,130,014
Symphony CLO XI Ltd. Series 2013-11A, Class A(a)
2,000,000	2.180	01/17/25	2,000,058
Trinitas CLO Ltd. Series 2014-1A, Class A1(a)
600,000	2.410	04/15/26	600,219
Westchester CLO Ltd. Series 2007-1X, Class A1A
79,557	1.111	08/01/22	79,526
Zais CLO 1 Ltd. Series 2014-1A, Class A1(a)
1,700,000	2.280	04/15/26	1,723,817

			45,940,885

Credit Card – 2.9%
ACIS CLO Ltd. Series 2013-2A, Class BR(a)
250,000	2.200	10/14/22	250,000
Bank of America Credit Card Trust Series 2014-A1, Class A
5,650,000	1.292	06/15/21	5,673,820
CARDS II Trust Series 2016-1A, Class A(a)
1,500,000	1.612	07/15/21	1,506,960
Evergreen Credit Card Trust Series 2016-1, Class A(a)
2,550,000	1.632	04/15/20	2,561,397
Trillium Credit Card Trust II Series 2016-1A, Class A(a)
2,800,000	1.702	05/26/21	2,813,111

			12,805,288

Student Loan – 22.2%
Academic Loan Funding Trust Series 2013-1, Class A(a)
2,959,687	1.578	12/26/44	2,964,121
Access Group, Inc. Series 2005-2, Class A3
995,672	1.096	11/22/24	993,414
Access Group, Inc. Series 2006-1, Class A2
79,568	1.040	08/25/23	79,512
Access Group, Inc. Series 2013-1, Class A(a)
1,393,699	1.278	02/25/36	1,387,487
Access Group, Inc. Series 2015-1, Class A(a)
1,537,205	1.478	07/25/56	1,526,841
Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A
2,382,126	1.578	02/25/41	2,349,457

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities(c) – (continued)
Student Loan – (continued)
Alaska State Student Loan Corp. Series 2013, Class A(d)
$2,232,834	1.278%	08/25/31	$2,196,241
Bank of America Student Loan Trust Series 2010-1A, Class A(a)
1,668,990	1.682	02/25/43	1,675,614
Brazos Higher Education Authority, Inc. Series 2006-1, Class A3(d)
363,728	1.107	12/26/24	362,470
Brazos Higher Education Authority, Inc. Series 2011-1, Class A2
310,366	1.725	02/25/30	309,518
College Loan Corp. Trust I Series 2005-1, Class A4
1,200,000	1.188	04/25/27	1,192,631
ECMC Group Student Loan Trust Series 2016-1A, Class A(a)
1,771,446	2.128	07/26/66	1,770,296
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(a)
2,603,353	1.578	06/25/26	2,606,477
Education Loan Asset-Backed Trust I Series 2013-1, Class A2(a)
3,000,000	1.578	04/26/32	2,919,698
Educational Funding of the South, Inc. Series 2012-1, Class A
2,498,848	1.828	03/25/36	2,511,926
Educational Services of America, Inc. Series 2010-1, Class A1(a)
1,717,118	1.732	07/25/23	1,718,408
Educational Services of America, Inc. Series 2012-1, Class A1(a)
2,849,852	1.928	09/25/40	2,894,306
Educational Services of America, Inc. Series 2014-1, Class A(a)
2,448,810	1.478	02/25/39	2,416,435
EFS Volunteer No. 2 LLC Series 2012-1, Class A2(a)
1,950,000	2.128	03/25/36	1,974,951
EFS Volunteer No. 3 LLC Series 2012-1, Class A3(a)
1,200,000	1.778	04/25/33	1,199,337
GCO Education Loan Funding Master Trust-II Series 2006-2A, Class A3L(a)
402,031	1.172	08/25/28	401,555
GCO Education Loan Funding Trust Series 2005-2, Class A6L
28,433	1.080	05/27/24	28,419
GCO Education Loan Funding Trust Series 2006-1, Class A8L
1,853,212	1.055	05/25/25	1,833,944
GCO Education Loan Funding Trust Series 2007-1A, Class A6L(a)
2,050,000	1.162	11/25/26	2,006,269
Goal Capital Funding Trust Series 2007-1, Class A3
306,744	1.087	09/25/28	304,553
Goal Capital Funding Trust Series 2010-1, Class A(a)
65,442	1.630	08/25/48	64,874
Higher Education Funding I Series 2005-1, Class A4
288,789	1.065	02/25/30	286,727
Higher Education Funding I Series 2014-1, Class A(a)
1,500,054	1.980	05/25/34	1,496,274
Illinois Student Assistance Commission Series 2010-1, Class A3
1,150,000	1.802	07/25/45	1,154,095
Kentucky Higher Education Student Loan Corp. Series 2015-1, Class A1
5,037,972	1.530	12/01/31	5,008,399
Knowledgeworks Foundation Student Loan Series 2010-1, Class A
1,746,763	1.880	02/25/42	1,749,122

Asset-Backed Securities(c) – (continued)
Student Loan – (continued)
Massachusetts Educational Financing Authority Series 2008-1, Class A1
657,261	1.832	04/25/38	663,136
Missouri Higher Education Loan Authority Series 2010-2, Class A1
3,217,507	1.775	08/27/29	3,240,120
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2
3,665,676	1.779	05/20/30	3,706,069
Navient Student Loan Trust Series 2016-5A, Class A(a)
3,613,005	2.028	06/25/65	3,666,530
Navient Student Loan Trust Series 2016-7A, Class A(a)
1,758,002	1.928	03/25/66	1,780,002
Nelnet Student Loan Trust Series 2005-4, Class A3
437,662	1.126	06/22/26	437,424
Nelnet Student Loan Trust Series 2006-2, Class A5
2,634,697	0.982	01/25/30	2,627,732
Nelnet Student Loan Trust Series 2013-5A, Class A(a)
731,355	1.408	01/25/37	728,895
New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3(d)
1,300,000	1.730	10/25/37	1,269,078
North Carolina State Education Assistance Authority Series 2010-1, Class A1
816,745	1.782	07/25/41	813,796
Northstar Education Finance, Inc. Series 2012-1, Class A(a)
814,973	1.478	12/26/31	812,373
Rhode Island Student Loan Authority Series 2012-1, Class A1
2,493,036	1.680	07/01/31	2,483,018
Rhode Island Student Loan Authority Series 2014-1, Class A1(d)
634,076	1.480	10/02/28	629,561
Scholar Funding Trust Series 2010-A, Class A(a)
762,877	1.640	10/28/41	751,658
Scholar Funding Trust Series 2012-B, Class A1(a)
273,501	1.181	10/28/25	273,495
Scholar Funding Trust Series 2013-A, Class A(a)
3,065,884	1.431	01/30/45	2,978,094
SLC Student Loan Trust Series 2010-1, Class A
905,414	1.800	11/25/42	908,113
SLM Student Loan Trust Series 2003-12, Class A5(a)
807,997	1.243	09/15/22	807,713
SLM Student Loan Trust Series 2003-14, Class A5
258,514	1.112	01/25/23	258,514
SLM Student Loan Trust Series 2004-1, Class A3
1,189,546	1.092	04/25/23	1,189,547
SLM Student Loan Trust Series 2004-8A, Class A5(a)
1,443,099	1.382	04/25/24	1,448,124
SLM Student Loan Trust Series 2005-9, Class A6
2,620,138	1.432	10/26/26	2,624,584
SLM Student Loan Trust Series 2006-2, Class A5
1,082,986	0.992	07/25/25	1,081,641
SLM Student Loan Trust Series 2006-4, Class A5
479,068	0.982	10/27/25	478,967
SLM Student Loan Trust Series 2008-2, Class A3
708,158	1.632	04/25/23	697,866

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate		Maturity Date	Value
Asset-Backed Securities(c) – (continued)
Student Loan – (continued)
SLM Student Loan Trust Series 2008-5, Class A4
$709,626	2.582%		07/25/23	$725,063
SLM Student Loan Trust Series 2012-3, Class A
1,244,571	1.428		12/26/25	1,229,281
SLM Student Loan Trust Series 2012-6, Class A2
14,222	1.058		09/25/19	14,221
SLM Student Loan Trust Series 2013-3, Class A2
191,233	1.078		05/26/20	191,134
SLM Student Loan Trust Series 2014-1, Class A2
301,182	1.158		07/26/21	301,202
South Texas Higher Education Authority, Inc. Series 2012-1, Class A2
799,992	1.696		10/01/24	800,616
Student Loan Consolidation Center Student Loan Trust I Series 2011-1, Class A(a)
1,359,097	1.998		10/25/27	1,373,551
Utah State Board of Regents Series 2011-1, Class A3
900,000	1.736		05/01/35	898,227
Utah State Board of Regents Series 2011A-2(d)
819,155	1.736		05/01/29	820,383
Utah State Board of Regents Series 2012-1, Class A(d)
2,481,969	1.528		12/26/31	2,476,112
Utah State Board of Regents Series 2015-1, Class A
3,069,470	1.378		02/25/43	2,969,426
Wachovia Student Loan Trust Series 2005-1, Class A5
225,358	1.012		01/26/26	224,386

				97,763,023

TOTAL ASSET-BACKED SECURITIES
(Cost $155,777,350)				$156,509,196

Government Guarantee Obligation(e) – 0.9%
Hashemite Kingdom of Jordan Government AID Bond
$4,000,000	2.503%		10/30/20	$4,089,480
(Cost $4,000,000)

U.S. Treasury Obligations – 5.4%
United States Treasury Inflation Protected Securities
$6,301,980	0.125	%(f)	04/15/18	$6,357,500
5,650,451	0.125		04/15/20	5,736,790
4,609,890	0.125		04/15/21	4,660,783
United States Treasury Note
6,900,000	1.250		12/31/18	6,903,726

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $23,579,601)				$23,658,799

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT – 83.1%
(Cost $365,571,324)				$366,686,388

Short-term Investment(g) – 16.0%
Repurchase Agreements – 16.0%
Joint Repurchase Agreement Account II
$70,800,000	0.819%		04/03/17	$70,800,000
(Cost $70,800,000)

TOTAL INVESTMENTS – 99.1%
(Cost $436,371,324)				$437,486,388

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%				3,968,999

NET ASSETS – 100.0%				$441,455,387

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $97,435,330, which represents approximately 22.1% of net assets as of March 31, 2017.
(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2017.
(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(e)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $4,089,480, which represents approximately 0.9% of net assets as of March 31, 2017.
(f)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(g)	Joint repurchase agreement was entered into on March 31, 2017. Additional information appears on page 97.

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
CLO	—Collateralized Loan Obligation
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
NCUA	—National Credit Union Administration
REMIC	—Real Estate Mortgage Investment Conduit
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra 10 Year U.S. Treasury Notes	(27)	June 2017	$(3,615,047)	$(15,836)
2 Year U.S. Treasury Notes	(144)	June 2017	(31,169,250)	(34,846)
5 Year U.S. Treasury Notes	(307)	June 2017	(36,142,055)	(58,120)
10 Year U.S. Treasury Notes	292	June 2017	36,372,250	57,754
20 Year U.S. Treasury Bonds	(85)	June 2017	(12,821,719)	55,798
TOTAL				$4,750

SWAP CONTRACTS — At March 31, 2017, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$14,380	12/19/19	2.250%	3 month LIBOR	$118	$19,469
74,840	12/20/19	2.250	3 month LIBOR	55,583	45,773
3,270	12/19/23	3 month LIBOR	2.600%	818	(25,358)
10,590	12/20/28	3 month LIBOR	2.790	(84,262)	(56,616)
TOTAL				$(27,743)	$(16,732)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2017.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments

March 31, 2017

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Obligations – 97.0%
United States Treasury Inflation Indexed Bonds
$24,967,287	0.125%		04/15/18	$25,187,249
9,538,376	0.125		04/15/20	9,684,122
20,128,693	0.125		04/15/21	20,350,914
14,671,896	0.625		01/15/24	15,035,172
14,468,658	0.125	(a)	07/15/24	14,346,832
100,676,416	0.250		01/15/25	99,891,140
9,414,288	0.875		02/15/47	9,281,829
United States Treasury Inflation Protected Securities
6,328,422	2.625		07/15/17	6,422,462
14,297,355	2.375		01/15/25	16,502,436
40,620,455	0.375		07/15/25	40,750,847
18,177,189	0.625		01/15/26	18,521,101
16,782,915	1.375		02/15/44	18,539,079
United States Treasury Note
1,590,000	2.125		03/31/24	1,580,619
United States Treasury Strip Coupon(b)
19,800,000	0.000		11/15/34	11,795,652
3,000,000	0.000		11/15/40	1,428,510

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $308,962,873)				$309,317,964

Shares	Distribution Rate	Value
Investment Company(c)(d) – 3.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
12,583,961	0.617%	$12,583,961
(Cost $12,583,961)

TOTAL INVESTMENTS – 100.9%
(Cost $321,546,834)		$321,901,925

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%		(2,885,295)

NET ASSETS – 100.0%		$319,016,630

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	Represents an Affiliated Fund.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2017.

Investment Abbreviations:
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(6)	December 2017	$(1,476,750)	$7,433
Eurodollars	(6)	March 2018	(1,475,175)	8,686
Eurodollars	(2)	June 2018	(491,100)	3,069
Ultra Long U.S. Treasury Bonds	37	June 2017	5,943,125	6,851
Ultra 10 Year U.S. Treasury Notes	(147)	June 2017	(19,681,922)	(65,145)
2 Year U.S Treasury Notes	142	June 2017	30,736,344	2,444
5 Year U.S Treasury Notes	(337)	June 2017	(39,673,852)	(128,225)
10 Year U.S Treasury Notes	614	June 2017	76,481,375	144,285
20 Year U.S. Treasury Bonds	(270)	June 2017	(40,727,812)	154,827
TOTAL				$134,225

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2017, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Counterparty	Notional Amount (000s)	Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Bank of America Securities LLC	$9,400	06/02/21	3 month LIBOR	1.697%	$273,646
	4,200	08/03/21	3 month LIBOR	1.475	154,992
	4,200	08/15/21	3 month LIBOR	1.492	148,556
	9,400	06/02/26	1.880%	3 month LIBOR	(383,659)
	2,100	08/03/26	1.700	3 month LIBOR	(117,370)
	2,100	08/15/26	1.713	3 month LIBOR	(113,747)
Barclays Bank PLC	3,900	06/20/19	3 month LIBOR	1.667	78,272
	10,000	07/08/19	3 month LIBOR	1.642	199,951
JPMorgan Securities, Inc.	9,300	05/26/19	3 month LIBOR	1.702	183,031
TOTAL					$423,672

*	There are no upfront payments on the swap contract(s), therefore the unrealized gain (loss) on the swap contract(s) is equal to their market value.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$7,700		06/01/17	2.464%	3 month LIBOR	$22	$(6,699)
22,580	(a)	12/19/19	2.250	3 month LIBOR	189	30,568
143,980	(a)	12/20/19	2.250	3 month LIBOR	128,754	66,238
2,200		09/06/21	3 month LIBOR	1.515%	18	74,183
3,300		09/13/21	3 month LIBOR	1.579	27	102,760
5,300		11/14/21	3 month LIBOR	2.015	44	58,871
25,000		02/22/23	3 month LIBOR	2.197	255	(9,522)
5,130	(a)	12/19/23	3 month LIBOR	2.600	1,282	(39,780)
2,200		09/06/26	1.740	3 month LIBOR	31	(112,817)
3,300		09/13/26	1.780	3 month LIBOR	47	(158,694)
5,300		11/14/26	2.239	3 month LIBOR	77	(29,013)
20,370	(a)	12/20/28	3 month LIBOR	2.790	(193,128)	(77,852)

TOTAL					$(62,382)	$(101,757)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2017.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 45.2%
Collateralized Mortgage Obligations – 5.9%
Interest Only(a) – 0.0%
FHLMC REMIC Series 1161, Class U
$127	1,172.807%	11/15/21	$1,801

Inverse Floaters(b) – 0.0%
FNMA REMIC Series 1990-134, Class SC
5,735	20.127	11/25/20	7,020

Regular Floater(b) – 2.9%
FNMA REMIC Series 1988-12, Class B(g)
932	0.000	02/25/18	927
FNMA REMIC Series 2007-114, Class A7
7,875,000	1.182	10/27/37	7,843,794
FNMA REMIC Series 2007-33, Class HF
492,082	1.332	04/25/37	492,470
NCUA Guaranteed Notes Series 2010-A1, Class A
1,607,215	1.208	12/07/20	1,608,252
NCUA Guaranteed Notes Series 2010-R2, Class 1A
3,221,631	1.148	11/06/17	3,223,770
NCUA Guaranteed Notes Series 2011-R1, Class 1A
3,040,225	1.304	01/08/20	3,046,994
NCUA Guaranteed Notes Series 2011-R2, Class 1A
10,577,737	1.254	02/06/20	10,592,612
NCUA Guaranteed Notes Series 2011-R3, Class 1A
9,157,208	1.291	03/11/20	9,170,801
NCUA Guaranteed Notes Series 2011-R4, Class 1A
3,092,974	1.234	03/06/20	3,094,061

			39,073,681

Sequential Fixed Rate – 2.8%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 2A(c)
4,116,198	3.250	04/25/38	4,153,348
FHLMC REMIC Series 108, Class G
7,620	8.500	12/15/20	7,958
FHLMC REMIC Series 1980, Class Z
406,226	7.000	07/15/27	452,179
FHLMC REMIC Series 2019, Class Z
367,114	6.500	12/15/27	403,781
FHLMC REMIC Series 2755, Class ZA
850,896	5.000	02/15/34	934,341
FHLMC REMIC Series 3530, Class DB
5,060,719	4.000	05/15/24	5,286,211
FHLMC REMIC Series 4273, Class PD
1,500,566	6.500	11/15/43	1,730,268
FNMA REMIC Series 1989-66, Class J
46,527	7.000	09/25/19	47,840
FNMA REMIC Series 1990-16, Class E
54,344	9.000	03/25/20	57,872
FNMA REMIC Series 2012-111, Class B
645,526	7.000	10/25/42	758,579
FNMA REMIC Series 2012-153, Class B
2,239,195	7.000	07/25/42	2,605,088
FNMA REMIC Series 2015-30, Class EA
9,297,674	3.000	05/25/45	9,499,146

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
NCUA Guaranteed Notes Series A4
11,000,000	3.000	06/12/19	11,336,516

			37,273,127

Sequential Floating Rate(b) – 0.2%
FHLMC REMIC Series 4273, Class PS
1,952,660	5.188	11/15/43	312,717
FNMA REMIC Series 1988-12, Class A
1,815	4.591	02/25/18	1,828
NCUA Guaranteed Notes Series 2010-R1, Class 1A
2,497,642	1.432	10/07/20	2,503,691

			2,818,236

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$79,173,865

Commercial Mortgage-Backed Securities – 6.5%
Sequential Fixed Rate – 2.7%
FHLMC Multifamily Structured Pass Through Certificates Series K716, Class A2
$16,100,000	3.130%	06/25/21	$16,668,307
FHLMC Multifamily Structured Pass Through Certificates Series K717, Class A2
18,600,000	2.991	09/25/21	19,149,861

			35,818,168

Sequential Floating Rate(b) – 3.8%
FHLMC Multifamily Structured Pass Through Certificates Series KF02, Class A1
3,377,414	1.159	07/25/20	3,376,726
FHLMC Multifamily Structured Pass Through Certificates Series KF03, Class A
3,075,895	1.119	01/25/21	3,075,895
FHLMC Multifamily Structured Pass Through Certificates Series KP02, Class A2
21,500,000	2.355	04/25/21	21,578,234
FNMA ACES Series 2014-M1, Class ASQ2
22,770,356	2.323	11/25/18	22,878,176

			50,909,031

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$86,727,199

Federal Agencies – 32.8%
Adjustable Rate FHLMC(b) – 1.0%
$10,723	2.365%	05/01/18	$10,707
8,367	3.037	10/01/25	8,441
449,888	3.104	11/01/34	474,994
1,658,085	2.821	06/01/35	1,747,897
161,487	3.438	05/01/36	171,883
47,184	2.831	10/01/36	48,714
75,096	3.550	11/01/36	78,250
908,936	2.546	06/01/42	940,688
9,388,080	2.581	11/01/44	9,611,899

			13,093,473

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(b) – 1.4%
$8,192	2.483%	06/01/18		$8,218
14,667	6.271	05/01/20		15,128
3,716	3.162	01/01/23		3,723
37,810	3.468	02/01/27		38,161
216,162	2.374	08/01/29		218,221
46,565	2.755	07/01/32		49,009
34,137	3.130	07/01/32		35,920
70,934	2.687	01/01/33		73,367
1,205,367	3.050	05/01/33		1,265,130
153,370	3.625	08/01/33		162,543
912,746	4.613	08/01/33		975,753
787,612	3.029	02/01/34		834,837
637,406	2.860	05/01/34		669,205
368,992	2.945	05/01/34		386,982
519,755	2.734	06/01/34		547,900
408,777	2.921	10/01/34		427,765
334,440	3.177	10/01/34		349,936
781,455	3.162	02/01/35		812,712
97,765	3.179	02/01/35		101,830
275,574	2.982	03/01/35		288,813
738,942	3.433	03/01/35		779,469
928,765	2.711	04/01/35		961,714
337,361	2.970	04/01/35		354,371
135,779	2.691	05/01/35		141,701
310,781	2.739	05/01/35		326,498
368,400	2.587	10/01/35		386,038
1,048,772	3.387	03/01/36		1,107,161
381,588	2.962	04/01/36		401,316
1,154,150	3.066	04/01/36		1,227,324
768,120	2.992	06/01/36		809,485
1,317,252	3.166	06/01/36		1,370,967
1,433,550	2.934	07/01/36		1,507,537
248,728	3.435	11/01/36		259,025
1,198,482	3.148	07/01/37		1,245,858
55,128	3.412	12/01/46		57,458

				18,201,075

Adjustable Rate GNMA(b) – 0.3%
246,954	2.125	05/20/34		253,976
526,256	2.125	07/20/34		540,817
346,083	2.125	08/20/34		355,669
2,703,570	2.125	09/20/34		2,778,516
336,436	2.250	10/20/34		345,816
468,303	2.250	12/20/34		481,388

				4,756,182

FHLMC – 1.2%
244,164	5.500	01/01/20		253,060
105,294	7.000	04/01/22		110,874
1,878	4.500	05/01/23		1,990
12,887	7.500	01/01/31		13,956
59,596	4.500	07/01/33		64,223
1,671,761	4.500	08/01/33		1,801,543
3,271,504	4.500	09/01/33		3,525,479
316,859	4.500	10/01/33		341,456
11,204	4.500	04/01/34		12,044

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
6,954	4.500	04/01/35		7,476
3,861	4.500	07/01/35		4,150
15,295	4.500	08/01/35		16,449
61,550	4.500	09/01/35		66,139
25,518	4.500	10/01/35		27,388
3,065	4.500	12/01/35		3,288
2,032	4.500	05/01/36		2,185
2,283	6.000	06/01/36		2,585
184,737	4.500	01/01/38		198,651
2,752	4.500	04/01/38		2,951
899	4.500	05/01/38		963
10,741	4.500	06/01/38		11,522
282,084	4.500	09/01/38		304,232
6,696	4.500	01/01/39		7,191
160,932	4.500	02/01/39		172,811
2,052,734	7.000	02/01/39		2,385,311
72,103	4.500	03/01/39		77,426
18,010	4.500	04/01/39		19,340
499,880	4.500	05/01/39		536,781
1,360,111	4.500	06/01/39		1,460,516
46,594	4.500	07/01/39		50,034
74,194	4.500	08/01/39		79,671
99,963	4.500	09/01/39		107,342
17,657	4.500	10/01/39		18,960
33,634	4.500	11/01/39		36,117
58,341	4.500	12/01/39		62,648
54,230	4.500	01/01/40		58,234
12,938	4.500	02/01/40		13,899
39,636	4.500	04/01/40		42,574
64,557	4.500	05/01/40		69,350
75,716	4.500	06/01/40		81,338
62,148	4.500	07/01/40		66,763
64,358	4.500	08/01/40		69,135
40,584	4.500	09/01/40		43,598
15,555	4.500	10/01/40		16,710
29,141	4.500	02/01/41		31,360
51,695	4.500	03/01/41		55,630
142,851	4.500	04/01/41		153,727
128,839	4.500	05/01/41		138,649
241,694	4.500	06/01/41		260,094
17,480	4.500	07/01/41		18,810
626,343	4.500	08/01/41		674,003
649,580	4.500	09/01/41		697,841
37,765	4.500	12/01/41		40,640
457,043	4.500	03/01/42		491,838
1,000,000	3.500	TBA-30yr	(d)	1,022,812

				15,833,757

FNMA – 27.4%
382	5.500	01/01/18		388
6,826,572	2.800	03/01/18		6,864,091
51,475,749	3.741	06/01/18		51,994,259
38,890	5.500	07/01/18		39,718
5,514	5.500	08/01/18		5,599
40,548	5.500	09/01/18		41,477
15,800,000	2.960	11/01/18		16,017,045

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$7,130	5.500%	12/01/18		$7,324
4,726	5.500	01/01/19		4,866
4,851	5.500	03/01/19		4,995
377	5.500	08/01/19		378
3,539	5.000	09/01/19		3,665
7,789	7.000	11/01/19		7,977
36,761,406	4.307	07/01/21		39,453,399
1,061,744	5.500	09/01/23		1,135,593
271,683	5.500	10/01/23		292,033
1,803,382	6.000	02/01/24		2,036,125
2,774	7.000	12/01/24		3,102
976	7.000	08/01/27		1,118
1,146	7.000	10/01/28		1,239
17,701	6.000	01/01/29		19,986
925	7.000	01/01/29		1,043
785,146	4.500	09/01/29		846,183
369	7.000	11/01/29		371
644	7.000	04/01/31		711
7,818	7.000	05/01/32		8,759
5,438	7.000	06/01/32		5,892
1,093	7.000	08/01/32		1,281
4,372	6.000	09/01/32		4,966
18,949	6.000	02/01/33		21,318
28,085	6.000	03/01/33		31,990
4,410	6.000	04/01/33		4,962
1,119,285	6.500	04/01/33		1,289,387
3,756	6.000	11/01/33		4,225
1,173	7.000	04/01/34		1,388
79,941	6.000	07/01/34		91,449
6,687	6.000	10/01/34		7,518
142,182	6.000	01/01/35		159,843
116,608	6.000	03/01/35		131,139
2,137,407	6.000	04/01/35		2,404,636
398,813	6.000	06/01/35		449,114
138,552	6.000	09/01/35		155,817
927,420	6.000	11/01/35		1,042,988
848,365	6.000	12/01/35		954,083
1,889,433	6.000	01/01/36		2,124,883
708,404	6.000	02/01/36		798,014
377,698	6.000	03/01/36		425,032
3,236,123	6.000	04/01/36		3,641,682
444,224	6.000	05/01/36		500,439
279,019	6.000	06/01/36		314,027
1,141,203	6.000	07/01/36		1,284,220
5,721,421	6.000	08/01/36		6,493,185
1,408,977	6.000	09/01/36		1,587,051
2,258,066	6.000	10/01/36		2,543,588
746,706	4.500	11/01/36		803,973
2,977,247	6.000	11/01/36		3,350,363
709,749	6.000	12/01/36		798,696
7,778	6.000	01/01/37		8,754
255,909	6.000	02/01/37		287,981
666,118	6.000	03/01/37		753,278
420,998	6.000	04/01/37		474,135
11,046,198	6.000	05/01/37		12,430,533
288,387	6.000	07/01/37		324,573

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
1,144,148	6.000	08/01/37		1,288,906
767,848	6.000	09/01/37		865,448
135,689	6.000	10/01/37		155,005
243,006	7.500	10/01/37		277,266
469,604	6.000	11/01/37		531,120
4,542,303	6.000	12/01/37		5,112,211
4,882,003	6.000	01/01/38		5,496,200
406,587	6.000	02/01/38		457,724
545,254	6.000	03/01/38		627,177
7,621	6.000	04/01/38		8,586
10,468,470	6.000	05/01/38		11,782,042
102,897	6.000	06/01/38		117,350
12,589,141	6.000	07/01/38		14,168,786
225,922	6.000	08/01/38		254,543
1,059,467	6.000	09/01/38		1,194,634
16,715	6.000	10/01/38		19,015
443,497	6.000	11/01/38		498,920
950,922	6.000	12/01/38		1,071,390
179,032	6.000	01/01/39		201,940
180,448	4.500	02/01/39		193,885
1,204,609	7.000	03/01/39		1,399,730
154,094	4.500	04/01/39		165,568
99,914	6.000	04/01/39		114,078
12,950	4.500	08/01/39		14,045
4,497,267	6.000	09/01/39		5,062,433
1,350,660	6.000	10/01/39		1,521,707
49,717	6.000	11/01/39		56,157
2,822	6.000	02/01/40		3,176
133,258	6.000	03/01/40		150,140
1,387,705	6.000	06/01/40		1,563,508
608,656	6.000	07/01/40		685,028
453,576	6.000	10/01/40		510,490
761,068	6.000	11/01/40		867,933
37,311	6.000	04/01/41		41,992
11,265	4.500	05/01/41		12,129
29,600,832	6.000	05/01/41		33,312,063
786,064	4.500	08/01/41		846,462
181,608	4.500	10/01/41		195,536
130,301	5.000	02/01/42		142,837
1,000,000	3.500	TBA-30yr	(d)	1,022,969
97,000,000	6.000	TBA-30yr	(d)	109,670,625

				366,178,601

GNMA – 1.5%
105,476	5.500	07/15/20		109,134
2,978	6.500	01/15/32		3,378
8,765	6.500	02/15/32		9,942
8,924	6.500	08/15/34		10,325
16,414	6.500	05/15/35		18,898
4,213	6.500	06/15/35		4,824
12,296	6.500	07/15/35		14,163
3,244	6.500	08/15/35		3,740
7,026	6.500	09/15/35		8,076
4,782	6.500	10/15/35		5,510
22,952	6.500	11/15/35		26,458
25,810	6.500	12/15/35		29,655

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$32,924	6.500%	01/15/36	$37,879
43,268	6.500	02/15/36	49,863
43,091	6.500	03/15/36	49,676
86,945	6.500	04/15/36	99,873
132,812	6.500	05/15/36	152,797
108,041	6.500	06/15/36	124,073
465,447	6.500	07/15/36	537,113
449,251	6.500	08/15/36	516,066
733,137	6.500	09/15/36	841,549
290,597	6.500	10/15/36	334,753
374,121	6.500	11/15/36	427,071
163,352	6.500	12/15/36	187,211
82,554	6.500	01/15/37	94,901
32,183	6.500	02/15/37	36,961
17,478	6.500	03/15/37	20,159
43,242	6.500	04/15/37	49,539
33,936	6.500	05/15/37	38,489
18,247	6.500	08/15/37	20,891
117,589	6.500	09/15/37	134,527
91,117	6.500	10/15/37	105,115
63,857	6.500	11/15/37	72,945
1,436	6.500	02/15/38	1,651
31,500	6.500	05/15/38	35,990
911	6.500	08/15/38	1,039
101,510	6.000	11/15/38	116,762
26,621	6.500	11/15/38	30,528
11,290	6.500	01/15/39	12,930
24,757	6.500	02/15/39	28,542
13,824,052	4.000	10/20/43	14,668,076
750,237	4.000	10/20/45	794,401

			19,865,473

TOTAL FEDERAL AGENCIES			$437,928,561

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $608,107,057)			$603,829,625

Agency Debentures – 4.4%
FHLB
$7,000,000	1.875%	03/13/20	$7,050,400
1,800,000	5.375	08/15/24	2,140,362
FHLMC
20,100,000	0.750	04/09/18	20,020,605
FNMA
5,200,000	6.250	05/15/29	6,963,060
16,080,000	7.125	01/15/30	23,193,953
Small Business Administration
3,748	7.200	06/01/17	3,775
15,334	6.300	05/01/18	15,556
17,247	6.300	06/01/18	17,515

TOTAL AGENCY DEBENTURES
(Cost $59,175,899)			$59,405,226

Government Guarantee Obligation(e) – 1.5%
Hashemite Kingdom of Jordan Government AID Bond
19,300,000	2.503%	10/30/20	$19,731,741
(Cost $19,300,000)

U.S. Treasury Obligations – 55.3%
United States Treasury Bond
$210,000	3.000%	11/15/45	$208,769	(f)
United States Treasury Inflation Indexed Bonds
133,707,009	0.125 (f)	04/15/18	134,884,968
6,061,536	0.125	04/15/19	6,151,914
United States Treasury Inflation Protected Securities
22,962,882	2.625	07/15/17	23,304,110
United States Treasury Notes
25,500,000	1.125	01/15/19	25,453,081
59,800,000	1.625	06/30/20	59,852,025
103,140,000	1.625	07/31/20	103,158,563	(f)
25,800,000	1.375	09/30/20	25,544,839
96,770,000	1.750	12/31/20	96,843,541
13,700,000	1.125	02/28/21	13,368,186
27,400,000	1.250	03/31/21	26,840,218
59,600,000	1.375	04/30/21	58,603,490
95,690,000	1.125	06/30/21	92,934,131
24,200,000	1.125	07/31/21	23,472,791
6,480,000	2.125	03/31/24	6,441,768
United States Treasury Strip Coupon(g)
54,200,000	0.000	11/15/35	31,200,771
20,300,000	0.000	05/15/36	11,483,710

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $746,466,158)			$739,746,875

Shares	Distribution Rate	Value
Investment Company(b)(h) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
55,325	0.617%	$55,325
(Cost $55,325)

TOTAL INVESTMENTS – 106.4%
(Cost $1,433,104,439)		$1,422,768,792

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.4)%		(86,008,237)

NET ASSETS – 100.0%		$1,336,760,555

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

March 31, 2017

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2017.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $4,153,348, which represents approximately 0.3% of net assets as of March 31, 2017.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $111,716,406 which represents approximately 8.4% of net assets as of March 31, 2017.
(e)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $19,731,741, which represents approximately 1.5% of net assets as of March 31, 2017.
(f)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(h)	Represents an Affiliated Fund.

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
FDIC	—Federal Deposit Insurance Corp.
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
NCUA	—National Credit Union Administration
REMIC	—Real Estate Mortgage Investment Conduit

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2017, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FNMA(Proceeds Received: $(49,674,063))	6.000%	TBA-30yr	05/11/17	$(44,000,000)	$(49,699,373)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(906)	June 2017	$(223,578,150)	$401,739
Eurodollars	(251)	March 2019	(61,441,662)	411,358
Eurodollars	(667)	June 2019	(163,148,200)	808,792
Eurodollars	(577)	September 2019	(141,033,225)	732,979
Eurodollars	(562)	December 2019	(137,247,425)	727,289
Eurodollars	(369)	March 2020	(90,072,900)	475,935
Eurodollars	(364)	June 2020	(88,806,900)	(2,741)
Eurodollars	(364)	September 2020	(88,765,950)	(6,153)
Eurodollars	(364)	December 2020	(88,711,350)	(7,903)
Eurodollars	(113)	March 2021	(27,529,625)	(4,499)
Ultra Long U.S. Treasury Bonds	102	June 2017	16,383,750	25,067
Ultra 10 Year U.S. Treasury Notes	(210)	June 2017	(28,117,031)	(123,173)
2 Year U.S. Treasury Notes	2,668	June 2017	577,496,940	64,109
5 Year U.S. Treasury Notes	(1,953)	June 2017	(229,919,978)	(270,964)
10 Year U.S. Treasury Notes	479	June 2017	59,665,438	172,123
20 Year U.S. Treasury Bonds	(482)	June 2017	(72,706,688)	292,744
TOTAL				$3,696,702

SWAP CONTRACTS — At March 31, 2017, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$31,840	(b)	12/19/19	2.250%	3 month LIBOR	$251	$43,118
167,770	(b)	12/20/19	2.250	3 month LIBOR	128,950	98,261
7,230	(b)	12/19/23	3 month LIBOR	2.600%	1,812	(56,069)
23,750	(b)	12/20/28	3 month LIBOR	2.790	(191,514)	(124,430)
42,900		09/09/36	3 month LIBOR	1.231	56,626	6,654,149
TOTAL					$(3,875)	$6,615,029

(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2017.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments

March 31, 2017

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 42.9%
Automotive – 2.0%
Daimler Finance North America LLC(a)
$1,500,000	2.450%		05/18/20	$1,501,890
Ford Motor Credit Co. LLC
5,575,000	8.125		01/15/20	6,406,835
General Motors Financial Co., Inc.
3,500,000	4.750		08/15/17	3,538,038

				11,446,763

Banks – 16.4%
ABN AMRO Bank NV(a)
2,350,000	1.800		06/04/18	2,347,878
Ally Financial, Inc.
800,000	6.250		12/01/17	820,000
Banco Bilbao Vizcaya Argentaria SA
1,025,000	3.000		10/20/20	1,038,109
Banco del Estado de Chile(a)
170,000	2.000		11/09/17	169,575
Bank of America Corp.
5,350,000	2.600		01/15/19	5,405,704
1,200,000	2.650		04/01/19	1,215,395
1,025,000	2.625		10/19/20	1,030,492
8,175,000	2.151	(b)	11/09/20	8,101,237
1,250,000	2.625		04/19/21	1,246,930
Bank of America NA
2,700,000	1.750		06/05/18	2,706,888
Banque Federative du Credit Mutuel SA(a)
1,025,000	2.000		04/12/19	1,018,495
Barclays Bank PLC
1,100,000	5.140		10/14/20	1,176,795
BNP Paribas SA
550,000	2.375		05/21/20	549,579
Capital One Bank USA NA(b)
800,000	2.250		02/13/19	801,214
Capital One NA(b)
3,150,000	1.850		09/13/19	3,120,806
Citigroup, Inc.
1,500,000	1.800		02/05/18	1,500,771
525,000	6.125		05/15/18	549,542
325,000	2.150		07/30/18	326,116
50,000	2.500		09/26/18	50,447
950,000	2.050		12/07/18	951,734
1,325,000	2.500		07/29/19	1,336,958
2,650,000	2.650		10/26/20	2,667,161
5,500,000	2.350		08/02/21	5,414,695
Compass Bank(b)
775,000	2.750		09/29/19	779,729
Credit Suisse AG
725,000	1.750		01/29/18	725,541
Credit Suisse Group Funding Guernsey Ltd.
1,425,000	2.750		03/26/20	1,427,160
Discover Bank(b)
1,150,000	2.600		11/13/18	1,160,719
HBOS PLC(a)
1,325,000	6.750		05/21/18	1,388,430
HSBC Holdings PLC
1,050,000	2.950		05/25/21	1,055,158

Corporate Obligations – (continued)
Banks – (continued)
ING Bank NV(a)
1,525,000	1.800		03/16/18	1,527,301
Intesa Sanpaolo SpA
2,550,000	3.875		01/16/18	2,584,397
JPMorgan Chase & Co.
400,000	1.700	(b)	03/01/18	400,090
3,400,000	2.200		10/22/19	3,416,493
1,825,000	2.250	(b)	01/23/20	1,831,283
1,250,000	2.295	(b)	08/15/21	1,237,020
KBC Bank NV(b)(c)
400,000	8.000		01/25/23	418,880
Lloyds Bank PLC
400,000	1.750		03/16/18	400,174
1,000,000	2.300		11/27/18	1,006,846
Macquarie Bank Ltd.(a)
700,000	1.600		10/27/17	700,010
Mitsubishi UFJ Financial Group, Inc.
425,000	2.950		03/01/21	428,830
Morgan Stanley, Inc.
775,000	2.650		01/27/20	782,394
3,250,000	2.500		04/21/21	3,232,450
7,550,000	2.625		11/17/21	7,500,246
MUFG Americas Holdings Corp.(b)
625,000	1.625		02/09/18	625,094
Santander Holdings USA, Inc.(b)
1,675,000	3.450		08/27/18	1,703,599
1,275,000	2.650		04/17/20	1,269,069
Santander UK PLC
1,600,000	2.375		03/16/20	1,604,174
Sumitomo Mitsui Banking Corp.
575,000	1.750		01/16/18	575,934
Sumitomo Mitsui Financial Group, Inc.
1,750,000	2.442		10/19/21	1,729,404
The Bank of Tokyo-Mitsubishi UFJ Ltd.(a)
1,100,000	1.700		03/05/18	1,100,033
700,000	2.150		09/14/18	701,031
UBS Group Funding Jersey Ltd.(a)
3,450,000	3.000		04/15/21	3,455,982
Wells Fargo & Co.
600,000	2.150		01/30/20	601,268
Westpac Banking Corp.
4,650,000	1.950		11/23/18	4,658,310

				93,573,570

Chemicals – 0.8%
CF Industries, Inc.
1,600,000	7.125		05/01/20	1,738,000
Eastman Chemical Co.(b)
1,250,000	2.700		01/15/20	1,267,097
Westlake Chemical Corp.(a)(b)
1,350,000	4.625		02/15/21	1,401,967

				4,407,064

Consumer Cyclical Services(b) – 0.2%
Equinix, Inc.
450,000	5.375		01/01/22	474,187

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Consumer Cyclical Services(b) – (continued)
	Iron Mountain, Inc.(a)
	$800,000	6.000%		10/01/20	$838,000

					1,312,187

Diversified Financial Services – 0.5%
	Air Lease Corp.
	2,975,000	2.125		01/15/20	2,952,524

Diversified Manufacturing(b) – 0.3%
	Fortive Corp.(a)
	775,000	2.350		06/15/21	765,508
	Roper Technologies, Inc.
	225,000	3.000		12/15/20	229,229
	775,000	2.800		12/15/21	775,874

					1,770,611

Electric – 1.2%
	Dominion Resources, Inc.
	900,000	1.900		06/15/18	899,344
	Duke Energy Corp.(b)
	950,000	1.800		09/01/21	917,642
	Exelon Corp.(b)
	350,000	2.850		06/15/20	354,589
	750,000	2.450		04/15/21	741,022
	Puget Sound Energy, Inc.(b)(c)
	1,000,000	6.974		06/01/67	901,250
	Sempra Energy(b)
	1,100,000	2.400		03/15/20	1,103,983
	The Southern Co.
	1,150,000	1.850		07/01/19	1,143,746
	800,000	2.750	(b)	06/15/20	806,799

					6,868,375

Energy – 0.7%
	EOG Resources, Inc.
	1,300,000	5.625		06/01/19	1,396,906
	Petrobras Global Finance BV
	210,000	8.375		05/23/21	237,562
	30,000	8.750		05/23/26	34,695
	450,000	7.375		01/17/27	478,125
	110,000	6.850		06/05/15	98,313
	Petroleos Mexicanos
	18,000	6.375		02/04/21	19,530
EUR	170,000	5.125		03/15/23	200,262
	$20,000	5.500		06/27/44	17,601
	30,000	6.375		01/23/45	29,176
	10,000	5.625		01/23/46	8,941
	Range Resources Corp.(a)(b)
	500,000	5.750		06/01/21	510,000
	Transocean, Inc.
	835,000	3.750		10/15/17	839,175

					3,870,286

Food & Beverage – 2.3%
	Anheuser-Busch InBev Finance, Inc.
	3,450,000	1.900		02/01/19	3,455,002
	3,125,000	2.650	(b)	02/01/21	3,148,500

Corporate Obligations – (continued)
Food & Beverage – (continued)
	Beam Suntory, Inc.
	800,000	1.750		06/15/18	798,186
	Conagra Brands, Inc.
	61,000	4.950		08/15/20	65,290
	Kraft Heinz Foods Co.
	1,300,000	2.000		07/02/18	1,303,229
	Mead Johnson Nutrition Co.
	475,000	3.000		11/15/20	484,183
	Molson Coors Brewing Co.
	1,150,000	1.450		07/15/19	1,135,119
	Mondelez International Holdings Netherlands BV(a)(b)
	1,975,000	2.000		10/28/21	1,900,351
	Smithfield Foods, Inc.(a)
	625,000	2.700		01/31/20	624,562
	Sysco Corp.(b)
	400,000	2.600		10/01/20	403,337

					13,317,759

Gaming – 0.3%
	GLP Capital LP/GLP Financing II, Inc.(b)
	450,000	4.875		11/01/20	471,375
	MGM Resorts International
	975,000	8.625		02/01/19	1,070,062

					1,541,437

Health Care Products – 0.3%
	Becton Dickinson & Co.
	959,000	2.675		12/15/19	972,659
	Thermo Fisher Scientific, Inc.
	475,000	2.150		12/14/18	476,672

					1,449,331

Health Care Services – 0.6%
	Acadia Healthcare Co., Inc.(b)
	500,000	6.125		03/15/21	511,875
	Cardinal Health, Inc.
	905,000	4.625		12/15/20	974,769
	CHS/Community Health Systems, Inc.(b)
	161,000	5.125		08/15/18	162,811
	1,100,000	8.000		11/15/19	1,080,750
	McKesson Corp.
	175,000	1.400		03/15/18	174,582
	650,000	2.284		03/15/19	654,684

					3,559,471

Life Insurance(a) – 0.3%
	Reliance Standard Life Global Funding II
	1,700,000	2.150		10/15/18	1,705,107

Media – Cable – 1.0%
	Charter Communications Operating LLC/Charter Communications Operating Capital(b)
	3,400,000	3.579		07/23/20	3,497,369
	Time Warner Cable LLC
	1,470,000	5.850		05/01/17	1,474,514
	775,000	5.000		02/01/20	824,268

					5,796,151

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Media – Non Cable – 0.1%
21st Century Fox America, Inc.
$550,000	6.900%		03/01/19	$598,434

Metals & Mining – 0.4%
Glencore Finance Canada Ltd.(a)
1,700,000	2.700		10/25/17	1,706,817
Teck Resources Ltd.(b)
450,000	4.750		01/15/22	464,062

				2,170,879

Noncaptive – Financial – 1.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
250,000	4.500		05/15/21	262,064
CIT Group, Inc.
400,000	5.250		03/15/18	411,000
300,000	5.500	(a)	02/15/19	315,375
International Lease Finance Corp.
750,000	7.125	(a)	09/01/18	801,561
2,425,000	4.625		04/15/21	2,557,077
Navient Corp.
1,150,000	8.450		06/15/18	1,218,654

				5,565,731

Pharmaceuticals – 3.6%
AbbVie, Inc.
2,075,000	1.800		05/14/18	2,077,334
Actavis Funding SCS(b)
3,200,000	3.000		03/12/20	3,254,618
EMD Finance LLC(a)
1,625,000	1.700		03/19/18	1,623,300
Forest Laboratories LLC(a)(b)
2,000,000	4.375		02/01/19	2,070,734
Mylan NV
2,825,000	2.500		06/07/19	2,837,916
Mylan, Inc.
1,350,000	2.550		03/28/19	1,355,172
Shire Acquisitions Investments Ireland DAC
2,625,000	1.900		09/23/19	2,606,082
Teva Pharmaceutical Finance Netherlands III BV
4,575,000	2.200		07/21/21	4,415,149
Valeant Pharmaceuticals International, Inc.(a)(b)
321,000	6.750		08/15/18	321,401

				20,561,706

Pipelines – 2.3%
Columbia Pipeline Group, Inc.
475,000	2.450		06/01/18	477,266
El Paso Natural Gas Co. LLC
325,000	5.950		04/15/17	325,382
Enterprise Products Operating LLC
1,550,000	5.200		09/01/20	1,688,279
1,150,000	4.742	(b)(c)	08/01/66	1,147,125
Kinder Morgan Energy Partners LP
1,150,000	2.650		02/01/19	1,161,000
Kinder Morgan, Inc.
2,250,000	7.000		06/15/17	2,274,120
2,700,000	3.050	(b)	12/01/19	2,745,463

Corporate Obligations – (continued)
Pipelines – (continued)
TransCanada PipeLines Ltd.
570,000	1.875		01/12/18	570,584
Western Gas Partners LP(b)
1,470,000	2.600		08/15/18	1,478,288
Williams Partners LP
1,300,000	5.250		03/15/20	1,398,719

				13,266,226

Property/Casualty Insurance(b)(c) – 0.2%
The Chubb Corp.
1,075,000	6.375		03/29/67	1,040,062

Real Estate Investment Trust – 1.9%
DDR Corp.(b)
1,000,000	4.750		04/15/18	1,022,662
HCP, Inc.(b)
600,000	3.750		02/01/19	615,130
Realty Income Corp.(b)
125,000	2.000		01/31/18	125,212
Select Income REIT(b)
1,275,000	3.600		02/01/20	1,286,591
Senior Housing Properties Trust(b)
750,000	3.250		05/01/19	753,372
Ventas Realty LP/Ventas Capital Corp.(b)
900,000	2.000		02/15/18	901,319
VEREIT Operating Partnership LP(b)
3,475,000	3.000		02/06/19	3,492,375
WEA Finance LLC/Westfield UK & Europe Finance PLC(a)
1,475,000	1.750		09/15/17	1,475,364
Welltower, Inc.(b)
1,225,000	4.125		04/01/19	1,265,556

				10,937,581

Restaurants – 0.2%
Brinker International, Inc.
150,000	2.600		05/15/18	150,208
New Red Finance, Inc.(a)(b)
1,000,000	4.625		01/15/22	1,021,250
Yum! Brands, Inc.
135,000	6.250		03/15/18	139,725

				1,311,183

Retailers – 0.0%
AutoZone, Inc.
250,000	1.625		04/21/19	247,513

Retailers – Food & Drug(b) – 0.3%
Walgreens Boots Alliance, Inc.
1,550,000	2.700		11/18/19	1,570,713
275,000	2.600		06/01/21	275,332

				1,846,045

Technology – 1.2%
Broadcom Corp./Broadcom Cayman Finance Ltd.(a)(b)
4,700,000	3.000		01/15/22	4,694,012
Fidelity National Information Services, Inc.(b)
900,000	2.250		08/15/21	881,348

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Technology – (continued)
	Fiserv, Inc.(b)
	$625,000	2.700%		06/01/20	$632,072
	Harris Corp.
	550,000	1.999		04/27/18	550,720

					6,758,152

Technology – Hardware – 0.6%
	NXP BV/NXP Funding LLC(a)
	750,000	3.750		06/01/18	765,000
	950,000	4.125		06/01/21	985,625
	QUALCOMM, Inc.
	1,450,000	2.250		05/20/20	1,453,212
	Tech Data Corp.
	75,000	3.750		09/21/17	75,696

					3,279,533

Tobacco – 0.7%
	BAT International Finance PLC(a)
	1,225,000	1.850		06/15/18	1,225,486
	Reynolds American, Inc.
	1,925,000	2.300		06/12/18	1,936,563
	975,000	3.250		06/12/20	1,000,409

					4,162,458

Transportation(a) – 0.2%
	Penske Truck Leasing Co. LP/PTL Finance Corp.
	1,101,000	3.375		03/15/18	1,118,106

Wireless Telecommunications – 0.8%
	America Movil SAB de CV
MXN	2,760,000	6.000		06/09/19	141,839
	American Tower Corp.
	$525,000	4.500		01/15/18	536,202
	2,010,000	3.400		02/15/19	2,054,932
	Intelsat Jackson Holdings SA(b)
	600,000	7.250		04/01/19	572,250
	Sprint Communications, Inc.
	175,000	8.375		08/15/17	178,500
	Sprint Corp.
	1,000,000	7.250		09/15/21	1,082,500

					4,566,223

Wirelines Telecommunications – 2.5%
	AT&T, Inc.
	1,350,000	1.750		01/15/18	1,350,486
	1,955,000	2.300		03/11/19	1,964,503
	725,000	5.875		10/01/19	789,301
	2,225,000	2.450	(b)	06/30/20	2,224,840
	CenturyLink, Inc.
	650,000	6.450		06/15/21	690,625
	Telefonica Emisiones SAU
	825,000	3.192		04/27/18	835,722
	Verizon Communications, Inc.
	1,800,000	1.750	(b)	08/15/21	1,723,189
	4,542,000	2.946	(a)	03/15/22	4,523,918

Corporate Obligations – (continued)
Wirelines Telecommunications – (continued)
	Windstream Services LLC(b)
	300,000	7.750		10/15/20	304,125

					14,406,709

	TOTAL CORPORATE OBLIGATIONS
	(Cost $245,319,809)				$245,407,177

Mortgage-Backed Obligations – 11.9%
Collateralized Mortgage Obligations – 1.7%
Interest Only(d) – 0.3%
	FHLMC STRIPS Series 304, Class C45
	432,183	3.000		12/15/27	41,235
	FNMA REMIC Series 2010-135, Class AS(c)
	447,736	4.968		12/25/40	75,164
	FNMA REMIC Series 2012-146, Class IO
	4,438,567	3.500		01/25/43	839,923
	FNMA REMIC Series 2016-3, Class IP
	841,788	4.000		02/25/46	188,519
	GNMA REMIC Series 2014-188, Class IB
	1,166,514	4.000		12/20/44	185,849
	GNMA REMIC Series 2015-111, Class IM
	814,403	4.000		08/20/45	136,819
	GNMA REMIC Series 2015-95, Class GI
	801,042	4.500		07/16/45	170,729
	GNMA REMIC Series 2016-27, Class IA
	714,603	4.000		06/20/45	110,266

					1,748,504

Inverse Floaters(c) – 0.8%
	FHLMC REMIC Series 3852, Class SW
	764,843	5.088		05/15/41	122,971
	FHLMC REMIC Series 4314, Class SE
	972,008	5.138		03/15/44	172,184
	FHLMC REMIC Series 4320, Class SD
	260,267	5.188		07/15/39	40,963
	FHLMC REMIC Series 4326, Class GS
	625,425	5.138		04/15/44	110,550
	FHLMC REMIC Series 4583, Class ST
	1,071,172	5.088		05/15/46	206,856
	FNMA REMIC Series 2013-121, Class SA
	492,375	5.118		12/25/43	78,080
	FNMA REMIC Series 2013-130, Class SN
	1,119,163	5.668		10/25/42	211,632
	FNMA REMIC Series 2013-96, Class SW
	312,669	5.118		09/25/43	49,262
	FNMA REMIC Series 2014-19, Class MS
	435,322	5.618		11/25/39	56,351
	FNMA REMIC Series 2014-87, Class MS
	152,184	5.268		01/25/45	24,420
	FNMA REMIC Series 2015-20, Class ES
	805,145	5.168		04/25/45	170,186
	FNMA REMIC Series 2015-79, Class SA
	662,652	5.268		11/25/45	108,877
	FNMA REMIC Series 2015-81, Class SA
	2,311,229	4.718		11/25/45	321,795

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount		Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
Inverse Floaters(c) – (continued)
	FNMA REMIC Series 2015-82, Class MS
	$472,056	4.718%	11/25/45		$67,648
	FNMA REMIC Series 2016-1, Class SJ
	1,682,295	5.168	02/25/46		337,707
	GNMA REMIC Series 2010-1, Class SD
	32,284	4.812	01/20/40		5,190
	GNMA REMIC Series 2010-20, Class SE
	188,577	5.272	02/20/40		31,943
	GNMA REMIC Series 2010-31, Class SA
	329,396	4.772	03/20/40		50,596
	GNMA REMIC Series 2010-98, Class QS
	194,790	5.622	01/20/40		27,285
	GNMA REMIC Series 2011-17, Class SA
	238,572	5.122	09/20/40		35,219
	GNMA REMIC Series 2011-61, Class CS
	107,295	5.702	12/20/35		5,601
	GNMA REMIC Series 2013-113, Class SD
	186,484	5.772	08/16/43		34,780
	GNMA REMIC Series 2013-124, Class CS
	1,048,093	5.072	08/20/43		177,579
	GNMA REMIC Series 2013-134, Class DS
	122,343	5.122	09/20/43		20,335
	GNMA REMIC Series 2013-152, Class TS
	421,877	5.122	06/20/43		68,847
	GNMA REMIC Series 2014-117, Class SJ
	3,006,018	4.622	08/20/44		450,255
	GNMA REMIC Series 2014-132, Class SL
	1,162,945	5.122	10/20/43		168,702
	GNMA REMIC Series 2014-133, Class BS
	490,797	4.622	09/20/44		73,692
	GNMA REMIC Series 2014-158, Class SA
	1,382,636	4.672	10/16/44		204,420
	GNMA REMIC Series 2014-162, Class SA
	429,674	4.622	11/20/44		62,830
	GNMA REMIC Series 2014-20, Class SA
	1,998,480	5.122	02/20/44		336,380
	GNMA REMIC Series 2014-41, Class SA
	136,673	5.122	03/20/44		22,841
	GNMA REMIC Series 2015-110, Class MS
	882,412	4.732	08/20/45		133,148
	GNMA REMIC Series 2015-123, Class SP
	711,358	5.272	09/20/45		119,832
	GNMA REMIC Series 2015-126, Class HS
	312,455	5.222	09/20/45		52,247
	GNMA REMIC Series 2015-57, Class AS
	1,787,269	4.622	04/20/45		260,398

					4,421,602

Sequential Fixed Rate – 0.1%
	FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A1
	224,275	2.779	09/25/22		228,406
	FHLMC Multifamily Structured Pass-Through Certificates Series K707, Class A2
	100,000	2.220	12/25/18		100,784

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
	FHLMC Multifamily Structured Pass-Through Certificates Series K710, Class A2
	100,000	1.883	05/25/19		100,167
	FNMA REMIC Series 2012-111, Class B
	42,330	7.000	10/25/42		49,743
	FNMA REMIC Series 2012-153, Class B
	139,080	7.000	07/25/42		161,807

					640,907

Sequential Floating Rate(c) – 0.5%
	Credit Suisse European Mortgage Capital Ltd. Series 2015-1HWA, Class A(a)
EUR	699,862	2.750	04/20/20		729,627
	FNMA REMIC Series 2007-33, Class HF
	$29,456	1.332	04/25/37		29,479
	GS Mortgage Securities Trust Series 2007-GG10, Class A4
	1,984,299	5.949	08/10/45		1,986,716
	New Residential Mortgage Loan Trust Series 2015-1A, Class A1(a)
	504,740	3.750	05/28/52		516,481

					3,262,303

					10,073,316

Federal Agencies – 10.2%
FHLMC – 0.2%
	$173,960	7.000%	02/01/39		$202,145
	1,000,000	3.500	TBA-30yr	(e)	1,022,813

					1,224,958

FNMA – 9.2%
	2,150,194	6.000	02/01/24		2,427,697
	5,092	6.000	10/01/31		5,707
	9,684	6.000	11/01/32		10,885
	775,556	6.000	12/01/32		868,782
	10,745	6.000	11/01/34		12,079
	44,810	6.000	06/01/35		50,394
	595,506	6.000	10/01/35		669,642
	2,026,793	6.000	11/01/35		2,279,407
	101,315	6.000	12/01/35		113,940
	2,993	6.000	01/01/36		3,368
	13,344	6.000	02/01/36		15,016
	3,396	6.000	03/01/36		3,822
	679,155	6.000	05/01/36		764,268
	76,844	6.000	06/01/36		86,474
	37,241	6.000	07/01/36		41,908
	102,475	6.000	08/01/36		115,317
	109,322	6.000	09/01/36		123,023
	1,294,497	6.000	10/01/36		1,461,083
	60,841	6.000	11/01/36		68,466
	758,997	6.000	02/01/37		854,233
	11,338	6.000	03/01/37		12,761
	65,757	6.000	05/01/37		73,998
	738,560	6.000	11/01/37		831,871
	101,184	6.000	12/01/37		113,880
	17,459	6.000	03/01/38		19,671
	440,658	6.000	04/01/38		496,484

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$439,106	6.000%	05/01/38		$494,399
12,066	6.000	07/01/38		13,580
79,449	6.000	09/01/38		89,513
1,025,297	6.000	11/01/38		1,158,051
187,109	6.000	12/01/38		210,813
875,669	6.000	01/01/39		993,441
100,384	7.000	03/01/39		116,644
608,348	6.000	09/01/39		685,191
901,625	6.000	06/01/40		1,015,823
1,373,985	6.000	10/01/40		1,546,388
4,683,699	6.000	05/01/41		5,270,676
26,000,000	6.000	TBA-30yr	(e)	29,396,250

				52,514,945

GNMA – 0.8%
3,528,113	4.000	10/20/43		3,743,521
750,237	4.000	10/20/45		794,401

				4,537,922

TOTAL FEDERAL AGENCIES				$58,277,825

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $68,300,430)				$68,351,141

Agency Debenture – 0.5%
FHLB
$2,685,000	1.625%	06/14/19		$2,696,841
(Cost $2,727,955)

Asset-Backed Securities – 24.3%
Auto – 1.6%
Ally Master Owner Trust Series 2012-5, Class A
$350,000	1.540%	09/15/19		$350,241
Ally Master Owner Trust Series 2015-2, Class A2
2,050,000	1.830	01/15/21		2,051,193
Ford Credit Auto Owner Trust Series 2016-2, Class A(a)
1,400,000	2.030	12/15/27		1,380,414
Ford Credit Floorplan Master Owner Trust Series 2016-5, Class A1
3,850,000	1.950	11/15/21		3,851,095
GMF Floorplan Owner Revolving Trust Series 2016-1, Class A1(a)
1,350,000	1.960	05/17/21		1,352,247

				8,985,190

Collateralized Loan Obligations(c) – 8.2%
ACIS CLO Ltd. Series 2013-1A, Class A1(a)
1,588,440	1.752	04/18/24		1,578,898
ACIS CLO Ltd. Series 2013-1A, Class B(a)
313,530	2.832	04/18/24		313,539
ACIS CLO Ltd. Series 2013-1A, Class C(a)
198,030	3.832	04/18/24		198,053
ACIS CLO Ltd. Series 2013-2A, Class A(a)
14,861	1.381	10/14/22		14,859

Asset-Backed Securities – (continued)
Collateralized Loan Obligations(c) – (continued)
ACIS CLO Ltd. Series 2013-2A, Class ACOM(a)
281,821	1.579	10/14/22		281,906
ACIS CLO Ltd. Series 2013-2A, Class BR(a)
200,000	2.200	10/14/22		200,000
ACIS CLO Ltd. Series 2013-2A, Class C1R(a)
150,000	2.450	10/14/22		150,000
Apidos CLO X Series 2012-10A, Class A(a)
3,935,688	2.307	10/30/22		3,936,255
B&M CLO Ltd. Series 2014-1A, Class A1(a)
600,000	2.280	04/16/26		599,838
B&M CLO Ltd. Series 2014-1A, Class A2(a)
100,000	2.830	04/16/26		99,999
Babson CLO Ltd. Series 2014-3A, Class AR(a)
3,250,000	2.299	01/15/26		3,256,487
Bowman Park CLO Ltd. Series 2014-1A, Class AR(a)
1,650,000	2.233	11/23/25		1,649,987
Brentwood CLO Corp. Series 2006-1A, Class A1A(a)
79,425	1.156	02/01/22		79,392
Brentwood CLO Corp. Series 2006-1A, Class A1B(a)
144,834	1.156	02/01/22		144,725
Cedar Funding V CLO Ltd. Series 2016-5A, Class A1(a)
3,400,000	2.417	07/17/28		3,433,922
Crown Point CLO Ltd. Series 2012-1A, Class A1LA(a)
29,858	1.661	11/21/22		29,757
Crown Point CLO Ltd. Series 2013-2A, Class A1L(a)
3,854,143	1.851	12/31/23		3,841,131
Franklin CLO VI Ltd. Series 6A, Class A(a)
251,174	1.117	08/09/19		250,709
Grayson CLO Ltd. Series 2006-1A, Class A1A(a)
25,016	1.131	11/01/21		25,006
Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A(a)
1,650,000	2.272	07/25/27		1,647,627
ICG US CLO Ltd. Series 2014-1A, Class A1(a)
871,175	2.031	04/20/26		868,510
KKR Financial CLO Ltd. Series 2013-1A, Class A1(a)
2,750,000	2.030	07/15/25		2,747,957
OCP CLO Ltd. Series 2012-2A, Class A1R(a)
200,000	2.316	11/22/25		200,613
OCP CLO Ltd. Series 2014-5A, Class A1(a)
1,200,000	1.884	04/26/26		1,200,000
OFSI Fund V Ltd. Series 2013-5A, Class A1LA(a)
231,884	1.810	04/17/25		231,175
OFSI Fund VI Ltd. Series 2014-6A, Class A1(a)
860,777	1.910	03/20/25		853,193
Parallel Ltd. Series 2015-1A, Class A(a)
1,250,000	2.331	07/20/27		1,250,483
Shackleton CLO Ltd. Series 2014-5A, Class A(a)
1,300,000	2.381	05/07/26		1,305,664
Shackleton CLO Ltd. Series 2014-5A, Class B1(a)
150,000	2.881	05/07/26		150,026
Sound Point CLO XI Ltd. Series 2016-1A, Class A(a)
4,150,000	2.531	07/20/28		4,189,027
Symphony CLO XI Ltd. Series 2013-11A, Class A(a)
2,200,000	2.180	01/17/25		2,200,064
TICP CLO I Ltd. Series 2014-1A, Class A1(a)
4,100,000	2.384	04/26/26		4,100,496

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Collateralized Loan Obligations(c) – (continued)
TICP CLO VI Ltd. Series 2016-6A, Class A(a)
$2,600,000	2.434%	01/15/29	$2,612,126
Westchester CLO Ltd. Series 2007-1X, Class A1A
9,945	1.259	08/01/22	9,941
Whitehorse VIII Ltd. Series 2014-1A, Class A(a)
1,250,000	2.386	05/01/26	1,251,831
Z Capital Credit Partners CLO Ltd. Series 2015-1A, Class A1(a)
1,500,515	2.210	07/16/27	1,495,718
Zais CLO 1 Ltd. Series 2014-1A, Class A1(a)
661,898	2.280	04/15/26	671,171

			47,070,085

Credit Card(a) – 1.8%
CARDS II Trust Series 2016-1A, Class A(c)
1,750,000	1.612	07/15/21	1,758,120
Evergreen Credit Card Trust Series 2016-1, Class A(c)
3,000,000	1.632	04/15/20	3,013,408
Golden Credit Card Trust Series 2016-5A, Class A
2,600,000	1.600	09/15/21	2,580,553
Trillium Credit Card Trust II Series 2016-1A, Class A(c)
3,150,000	1.702	05/26/21	3,164,749

			10,516,830

Home Equity(a)(c) – 0.0%
Springleaf Mortgage Loan Trust Series 2013-2A, Class A
164,284	1.780	12/25/65	164,259

Other(a)(c) – 1.5%
Mortgage Repurchase Agreement Financing Trust Series 2016-1, Class A
1,450,000	1.672	09/10/18	1,450,000
Mortgage Repurchase Agreement Financing Trust Series 2016-1, Class A2
2,200,000	1.722	04/10/19	2,200,000
Mortgage Repurchase Agreement Financing Trust Series 2016-2, Class A
2,300,000	2.072	03/10/19	2,300,540
Mortgage Repurchase Agreement Financing Trust Series 2016-3, Class A1
1,300,000	1.772	11/10/18	1,300,163
Station Place Securitization Trust Series 2015-2, Class A
1,250,000	1.821	05/15/18	1,250,000

			8,500,703

Student Loan(c) – 11.2%
Access Group, Inc. Series 2006-1, Class A2
53,045	1.040	08/25/23	53,008
Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A
690,471	1.578	02/25/41	681,002
College Loan Corp. Trust I Series 2005-1, Class A4
1,700,000	1.188	04/25/27	1,689,561
ECMC Group Student Loan Trust Series 2016-1A, Class A(a)
2,225,663	2.128	07/26/66	2,224,218
Education Loan Asset-Backed Trust I Series 2013-1, Class A2(a)
4,200,000	1.578	04/26/32	4,087,577

Asset-Backed Securities – (continued)
Student Loan(c) – (continued)
Educational Funding of the South, Inc. Series 2012-1, Class A
3,461,946	1.828	03/25/36	3,480,064
Educational Services of America, Inc. Series 2012-1, Class A1(a)
74,996	1.928	09/25/40	76,166
Educational Services of America, Inc. Series 2014-1, Class A(a)
1,036,035	1.478	02/25/39	1,022,338
Educational Services of America, Inc. Series 2015-2, Class A(a)
1,212,323	1.778	12/25/56	1,212,322
EFS Volunteer No. 2 LLC Series 2012-1, Class A2(a)
2,700,000	2.128	03/25/36	2,734,547
EFS Volunteer No. 3 LLC Series 2012-1, Class A2(a)
276,281	1.778	02/25/25	277,813
EFS Volunteer No. 3 LLC Series 2012-1, Class A3(a)
1,700,000	1.778	04/25/33	1,699,061
GCO Education Loan Funding Master Trust-II Series 2006-2A, Class A3L(a)
568,388	1.172	08/25/28	567,716
GCO Education Loan Funding Trust Series 2007-1A, Class A6L(a)
2,850,000	1.162	11/25/26	2,789,203
Higher Education Funding I Series 2005-1, Class A4
199,931	1.065	02/25/30	198,503
Illinois Student Assistance Commission Series 2010-1, Class A3
1,900,000	1.802	07/25/45	1,906,766
Kentucky Higher Education Student Loan Corp. Series 2015-1, Class A1
2,569,704	1.530	12/01/31	2,554,620
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2
2,749,257	1.779	05/20/30	2,779,552
Navient Student Loan Trust Series 2016-5A, Class A(a)
4,335,606	2.028	06/25/65	4,399,836
Navient Student Loan Trust Series 2016-7A, Class A(a)
2,148,669	1.928	03/25/66	2,175,558
Nelnet Student Loan Trust Series 2005-4, Class A3
296,985	1.126	06/22/26	296,823
New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3(b)
1,800,000	1.730	10/25/37	1,757,185
North Carolina State Education Assistance Authority Series 2010-1, Class A1
1,148,547	1.782	07/25/41	1,144,400
Northstar Education Finance, Inc. Series 2012-1, Class A(a)
150,127	1.471	12/26/31	149,648
Pennsylvania Higher Education Assistance Agency Series 12-1A, Class A1(a)
76,133	1.328	05/25/57	75,227
PHEAA Student Loan Trust Series 2016-1A, Class A(a)
2,236,703	1.928	09/25/65	2,252,593
SLC Student Loan Center Series 2011-1, Class A(a)
8,532,106	1.998	10/25/27	8,622,845
SLC Student Loan Trust Series 2005-3, Class A3
1,400,000	1.083	06/15/29	1,383,478
SLM Student Loan Trust Series 2003-12, Class A5(a)
449,734	1.243	09/15/22	449,576

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value
Asset-Backed Securities – (continued)
Student Loan(c) – (continued)
	SLM Student Loan Trust Series 2003-14, Class A5
	$176,260	1.112%		01/25/23	$176,259
	SLM Student Loan Trust Series 2004-1, Class A3
	735,802	1.092		04/25/23	735,802
	SLM Student Loan Trust Series 2004-8A, Class A5(a)
	962,066	1.382		04/25/24	965,416
	SLM Student Loan Trust Series 2005-5, Class A4
	1,400,000	1.022		10/25/28	1,381,218
	SLM Student Loan Trust Series 2006-2, Class A5
	1,474,705	0.992		07/25/25	1,472,873
	SLM Student Loan Trust Series 2007-7, Class A4
	1,206,881	1.212		01/25/22	1,181,650
	SLM Student Loan Trust Series 2008-4, Class A4
	452,424	2.532		07/25/22	461,215
	SLM Student Loan Trust Series 2012-3, Class A
	1,418,811	1.428		12/26/25	1,401,381
	South Texas Higher Education Authority, Inc. Series 2012-1, Class A2
	1,149,988	1.696		10/01/24	1,150,886
	Utah State Board of Regents Series 2011-1, Class A3
	1,200,000	1.736		05/01/35	1,197,636
	Utah State Board of Regents Series 2011A-2(b)
	1,154,264	1.736		05/01/29	1,155,995
	Wachovia Student Loan Trust Series 2005-1, Class A5
	157,751	1.012		01/26/26	157,070

					64,178,607

	TOTAL ASSET-BACKED SECURITIES
	(Cost $138,593,137)				$139,415,674

Foreign Debt Obligations – 5.6%
Sovereign – 5.6%
	Dominican Republic
	$183,620	9.040%		01/23/18	189,671
	1,210,000	7.500		05/06/21	1,334,025
	520,000	5.500	(a)	01/27/25	530,400
	Perusahaan Penerbit SBSN(a)
	820,000	4.150		03/29/27	823,444
	Republic of Colombia
	1,570,000	11.750		02/25/20	1,976,237
	Republic of Indonesia
	600,000	6.875	(a)	01/17/18	623,124
	320,000	6.875		01/17/18	332,333
	200,000	5.875		01/15/24	227,000
	200,000	4.750	(a)	01/08/26	213,000
	United Mexican States
MXN	485,156,240	0.000	(f)	06/08/17	25,608,766
	46,900	8.000		11/07/47	2,658

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $29,637,445)				$31,860,658

Structured Notes(f) – 0.1%
	Republic of Egypt (Issuer Citibank NA)
EGP	12,325,000	0.000%		08/29/17	631,241
	Republic of Egypt (Issuer HSBC Bank PLC)(a)
	5,000,000	0.000		09/14/17	254,945

	TOTAL STRUCTURED NOTES
	(Cost $907,856)				$886,186

Municipal Debt Obligations – 0.7%
New Jersey – 0.3%
	New Jersey Economic Development Authority RB Taxable Refunding School Facilities Construction Series QQ
	$1,710,000	1.802%		06/15/17	$1,711,385

Puerto Rico(b) – 0.4%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A
	45,000	6.000		07/01/38	35,550
	15,000	6.000		07/01/44	11,737
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A
	15,000	5.500		07/01/28	11,775
	20,000	5.750		07/01/37	15,500
	35,000	5.250		07/01/42	26,687
	25,000	6.000		07/01/47	19,562
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D
	50,000	5.000		07/01/33	38,000
	Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A(g)
	10,000	5.750		07/01/41	5,875
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A(g)
	35,000	5.500		07/01/32	20,562
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B(g)
	10,000	5.875		07/01/36	5,925
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 A(g)
	10,000	6.000		07/01/34	5,763
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A(g)
	10,000	5.500		07/01/26	5,900
	165,000	5.500		07/01/39	97,350
	180,000	5.000		07/01/41	101,925
	Puerto Rico Commonwealth GO Bonds Series 2014 A(g)
	615,000	8.000		07/01/35	381,300
	Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2006 A(g)
	10,000	5.250		07/01/27	5,888
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation Series 2010 A(f)
	10,000	0.000		08/01/35	1,006

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate		Maturity Date	Value
Municipal Debt Obligations – (continued)
Puerto Rico(b) – (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation SubSeries 2010 C(f)
$10,000	0.000%		08/01/37	$904
10,000	0.000		08/01/38	847
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A
10,000	5.250		08/01/27	3,950
200,000	6.750		08/01/32	90,000
60,000	5.750		08/01/37	25,725
5,000	6.375		08/01/39	2,213
465,000	6.000		08/01/42	197,625
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A
25,000	6.250		08/01/33	7,375
345,000	5.500		08/01/37	141,019
580,000	5.375		08/01/39	230,185
105,000	5.500		08/01/42	42,394
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C
25,000	5.000		08/01/35	9,656
95,000	5.375		08/01/38	38,178
5,000	6.000		08/01/39	2,163
665,000	5.250		08/01/41	262,675
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1
230,000	5.000		08/01/43	92,287
165,000	5.250		08/01/43	66,000
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A
120,000	5.500		08/01/28	47,850

				2,051,351

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $4,351,563)				$3,762,736

U.S. Treasury Obligations – 9.9%
United States Treasury Bonds
$1,390,000	3.750%		11/15/43	$1,581,764
1,010,000	3.625	(h)	02/15/44	1,125,554
50,000	3.000		11/15/44	49,789
United States Treasury Inflation Indexed Bonds
3,676,155	0.125		04/15/18	3,708,542
7,460,352	0.125		04/15/19	7,571,586
5,422,359	0.125	(h)	04/15/20	5,505,213
United States Treasury Notes
9,490,000	1.375	(h)	04/30/21	9,331,328
8,500,000	1.125		06/30/21	8,255,200
8,500,000	1.125		07/31/21	8,244,575
4,455,000	2.250		01/31/24	4,469,123
5,500,000	2.125		03/31/24	5,467,550
1,200,000	2.375		08/15/24	1,209,552

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $56,505,177)				$56,519,776

Shares	Distribution Rate	Value
Investment Company(c)(i) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
9,001	0.617%	$9,001
(Cost $9,001)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $546,352,373)		$548,909,190

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 4.3%
Certificates of Deposit – 1.7%
Bank of Montreal
$1,000,000	1.534%	08/11/17	$1,001,625
Credit Suisse New York
3,000,000	1.822	08/16/17	3,005,407
Mizuho Bank Ltd.
1,500,000	1.656	09/24/18	1,499,563
Skandinaviska Enskilda Banken AB
1,000,000	1.239	06/02/17	1,000,494
Sumitomo Trust & Banking Corp.
2,500,000	1.511	04/03/17	2,500,116
The Toronto-Dominion Bank
1,000,000	1.534	08/10/17	1,001,629

			10,008,834

Commercial Paper – 2.6%
Autozone, Inc.(f)
2,000,000	0.000	04/11/17	1,999,305
Electricite de France SA(f)
2,700,000	0.000	01/05/18	2,662,326
Matchpoint Finance PLC
2,800,000	0.010	07/06/17	2,790,637
Monsanto Co.(f)
1,000,000	0.000	07/31/17	995,201
Southern Co. Gas Capital(f)
2,000,000	0.000	04/24/17	1,998,400
Versailles Commercial Paper LLC(f)
1,000,000	0.000	05/01/17	998,964
Westpac Banking Corp.
1,200,000	1.351	08/07/17	1,201,825
Whirlpool Corp.(f)
2,000,000	0.000	05/22/17	1,996,271

			14,642,929

TOTAL SHORT-TERM INVESTMENTS
(Cost $24,638,270)			$24,651,763

TOTAL INVESTMENTS – 100.2%
(Cost $570,990,643)			$573,560,953

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%			(1,030,552)

NET ASSETS – 100.0%			$572,530,401

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $152,751,347, which represents approximately 26.7% of net assets as of March 31, 2017.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2017.
(d)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $30,419,063 which represents approximately 5.3% of net assets as of March 31, 2017.
(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(g)	Security is currently in default and/or non-income producing.
(h)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(i)	Represents an Affiliated Fund.

Currency Abbreviations:
ARS	—Argentine Peso
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
EGP	—Egyptian Pound
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NZDOR	—New Zealand Dollar Offered Rate
PLC	—Public Limited Company
RB	—Revenue Bond
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
WIBOR	—Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS – At March 31, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC	ARS	3,862,092	USD	243,511	$250,679	04/03/17	$7,168
	ARS	1,577,048	USD	97,650	102,069	04/10/17	4,419
	ARS	3,532,673	USD	222,889	227,985	04/17/17	5,097
	ARS	8,448,534	USD	511,597	543,681	04/24/17	32,084
	ARS	3,862,092	USD	239,621	240,397	07/06/17	776
	AUD	600,480	JPY	50,512,380	458,071	06/21/17	2,869
	AUD	863,000	NZD	937,258	658,333	06/21/17	2,695
	AUD	921,459	USD	697,343	703,654	04/27/17	6,311
	AUD	5,013,395	USD	3,784,487	3,824,425	06/21/17	39,938
	BRL	6,829,849	USD	2,160,163	2,179,433	04/04/17	19,269
	CAD	442,142	AUD	435,000	332,856	06/21/17	1,020
	CAD	1,081,061	EUR	744,957	813,852	06/21/17	15,988
	CAD	8,684,318	USD	6,487,734	6,537,790	06/21/17	50,057
	CHF	3,869,790	EUR	3,615,407	3,882,685	06/21/17	10,514
	CLP	91,732,846	USD	138,402	138,874	04/20/17	472
	CNH	3,158,797	USD	459,387	459,514	04/05/17	128
	CNH	11,926,328	USD	1,718,390	1,724,564	06/21/17	6,174
	CNY	3,158,353	USD	444,025	458,598	04/05/17	14,572
	CNY	8,149,993	USD	1,174,012	1,183,187	04/11/17	9,174
	COP	394,020,000	USD	132,000	136,911	04/07/17	4,911
	COP	388,360,000	USD	133,000	134,760	04/17/17	1,760
	COP	1,788,799,278	USD	603,305	615,720	06/16/17	12,415
	COP	928,560,000	USD	313,385	317,375	08/11/17	3,990
	CZK	4,757,318	EUR	177,000	189,560	06/05/17	150
	CZK	15,211,428	EUR	564,938	606,630	06/13/17	1,827
	CZK	27,315,525	EUR	1,013,314	1,090,268	06/21/17	4,989
	CZK	16,475,462	EUR	614,000	658,375	07/03/17	351
	CZK	16,713,762	EUR	622,000	668,240	07/10/17	1,398
	CZK	16,568,268	EUR	614,000	666,491	10/03/17	5,329
	CZK	23,608,258	EUR	882,528	953,443	11/21/17	357
	CZK	7,365,830	EUR	275,204	297,500	11/22/17	276
	EUR	50,813	CZK	1,358,333	54,422	06/21/17	205
	EUR	310,000	HUF	95,629,420	332,016	06/21/17	486
	EUR	994,789	NOK	9,024,186	1,065,439	06/21/17	13,524
	EUR	432,000	PLN	1,830,472	462,680	06/21/17	1,415
	EUR	1,230,961	SEK	11,676,433	1,318,384	06/21/17	10,038
	EUR	2,746,031	USD	2,925,100	2,935,019	05/11/17	9,919
	EUR	3,266,970	USD	3,490,780	3,498,988	06/21/17	8,208
	GBP	1,080,208	EUR	1,235,000	1,356,111	06/21/17	33,402
	GBP	792,000	USD	972,073	992,947	04/28/17	20,874
	GBP	2,706,643	USD	3,336,904	3,397,960	06/21/17	61,057
	HUF	580,603,362	EUR	1,865,020	2,012,846	06/21/17	15,371
	HUF	422,472,825	USD	1,448,561	1,464,637	06/21/17	16,076
	IDR	5,034,699,047	USD	377,980	378,151	04/07/17	170
	IDR	4,431,061,240	USD	332,000	332,516	04/20/17	516
	IDR	7,639,536,414	USD	567,876	571,505	05/24/17	3,629
	IDR	7,576,707,117	USD	561,154	565,922	06/09/17	4,768
	IDR	14,602,787,740	USD	1,076,346	1,089,218	06/22/17	12,872

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC (continued)	INR	22,380,784	USD	344,578	$344,915	04/03/17	$337
	INR	66,514,337	USD	1,021,538	1,025,781	04/10/17	4,243
	INR	43,224,225	USD	660,000	665,999	04/20/17	5,999
	INR	50,933,064	USD	752,605	782,141	05/24/17	29,536
	INR	57,670,407	USD	868,636	880,862	07/14/17	12,227
	JPY	106,391,000	USD	937,333	956,057	04/12/17	18,724
	JPY	147,339,559	USD	1,305,596	1,327,780	06/21/17	22,183
	KRW	1,509,801,060	USD	1,323,000	1,350,552	04/03/17	27,552
	KRW	988,203,850	USD	860,000	884,276	04/06/17	24,276
	KRW	877,609,286	USD	761,357	785,421	04/10/17	24,065
	KRW	1,803,882,425	USD	1,604,668	1,614,519	04/20/17	9,851
	KRW	370,091,100	USD	331,000	331,261	04/28/17	261
	KRW	2,212,245,810	USD	1,944,543	1,981,898	07/13/17	37,355
	MXN	157,398,290	USD	7,981,413	8,301,667	06/21/17	320,254
	MYR	562,356	USD	126,202	126,432	05/18/17	230
	NOK	11,293,207	EUR	1,224,000	1,316,405	06/21/17	5,477
	NOK	1,130,070	SEK	1,173,205	131,728	06/21/17	270
	NZD	191,093	AUD	174,053	133,675	06/21/17	900
	NZD	5,191,289	USD	3,592,133	3,631,447	06/21/17	39,314
	PEN	1,067,783	USD	328,448	328,501	04/06/17	53
	PEN	1,006,294	USD	306,051	307,356	06/22/17	1,306
	PHP	16,582,028	USD	330,000	330,105	04/17/17	105
	PHP	32,384,108	USD	638,907	642,962	05/24/17	4,056
	PLN	11,890,248	EUR	2,756,573	2,996,258	06/21/17	43,914
	PLN	21,150,240	USD	5,183,365	5,329,710	06/21/17	146,345
	RUB	234,963,708	USD	4,000,974	4,130,372	05/15/17	129,399
	RUB	33,293,304	USD	553,620	583,644	05/26/17	30,024
	SGD	2,876,895	USD	2,047,095	2,057,913	06/21/17	10,818
	TRY	3,802,295	USD	1,015,229	1,021,906	06/21/17	6,677
	TWD	70,577,232	USD	2,286,000	2,325,910	04/05/17	39,910
	TWD	10,207,213	USD	331,000	336,428	04/10/17	5,428
	TWD	10,280,330	USD	331,000	338,888	04/13/17	7,888
	TWD	66,627,719	USD	2,168,413	2,197,122	04/20/17	28,709
	TWD	930,478	USD	30,568	30,696	04/28/17	128
	USD	195,601	AUD	254,004	193,965	04/27/17	1,636
	USD	2,799,736	AUD	3,650,679	2,784,890	06/21/17	14,846
	USD	5,627,640	BRL	17,552,267	5,601,005	04/04/17	26,636
	USD	661,000	CAD	877,974	660,963	06/21/17	37
	USD	464,000	CNH	3,201,600	462,956	06/21/17	1,044
	USD	700,882	EUR	647,632	692,203	05/11/17	8,678
	USD	13,379,646	EUR	12,415,023	13,296,730	06/21/17	82,917
	USD	555,759	GBP	440,575	553,104	06/21/17	2,655
	USD	593,621	HKD	4,597,059	593,345	09/29/17	276
	USD	3,347,899	HKD	25,894,457	3,345,932	03/27/18	1,967
	USD	1,366,438	JPY	151,284,627	1,363,332	06/21/17	3,106
	USD	1,354,568	KRW	1,509,801,060	1,350,552	04/03/17	4,016
	USD	884,774	KRW	988,203,850	884,276	04/06/17	498
	USD	1,980,325	NZD	2,822,000	1,974,065	06/21/17	6,260
	USD	331,000	PLN	1,293,541	325,963	06/21/17	5,037
	USD	133,000	RUB	7,552,472	132,763	05/15/17	237

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC (continued)	USD	132,329	SEK	1,156,847	$129,625	06/21/17	$2,704
	USD	661,000	SGD	920,855	658,710	06/21/17	2,290
	USD	2,007,576	TWD	60,689,023	2,000,038	04/05/17	7,538
	USD	146,000	TWD	4,379,270	144,468	04/28/17	1,532
	USD	4,370,851	ZAR	57,449,337	4,221,349	06/21/17	149,501
TOTAL							$1,840,233

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC	AUD	4,306,020	USD	3,304,990	$3,284,813	06/21/17	$(20,179)
	BRL	15,010,809	USD	4,835,478	4,790,013	04/04/17	(45,466)
	BRL	11,946,609	USD	3,766,151	3,760,690	06/02/17	(5,461)
	CAD	210,545	GBP	126,941	158,504	06/21/17	(861)
	COP	381,178,512	USD	132,000	131,977	05/03/17	(23)
	CZK	10,070,773	EUR	374,274	399,690	04/28/17	(88)
	CZK	6,863,080	EUR	255,799	273,932	06/21/17	(34)
	CZK	32,898,120	EUR	1,228,000	1,314,640	07/03/17	(1,406)
	CZK	18,162,878	EUR	679,522	730,030	09/20/17	(1,248)
	CZK	6,184,316	EUR	231,384	248,588	09/21/17	(433)
	CZK	50,715,915	EUR	1,900,953	2,054,957	01/03/18	(2,991)
	EUR	615,000	CAD	883,436	658,677	06/21/17	(6,399)
	EUR	1,903,292	CHF	2,037,411	2,038,463	06/21/17	(5,737)
	EUR	607,007	CZK	16,334,547	650,116	06/21/17	(1,859)
	EUR	3,559,341	GBP	3,093,353	3,812,123	06/21/17	(71,323)
	EUR	307,000	HUF	94,942,820	328,803	06/21/17	(347)
	EUR	4,548,587	JPY	551,618,420	4,871,626	06/21/17	(99,399)
	EUR	308,000	NOK	2,830,643	329,874	06/21/17	(83)
	EUR	1,005,289	PLN	4,298,638	1,076,684	06/21/17	(6,542)
	EUR	547,750	USD	590,387	585,448	05/11/17	(4,939)
	EUR	6,246,835	USD	6,730,501	6,690,483	06/21/17	(40,019)
	JPY	73,112,820	USD	660,000	658,871	06/21/17	(1,129)
	KRW	1,089,284,432	USD	977,642	974,998	04/28/17	(2,644)
	KRW	988,203,850	USD	885,067	884,790	05/24/17	(277)
	KRW	1,509,801,060	USD	1,355,784	1,352,594	07/13/17	(3,190)
	MXN	1,833,696	USD	97,421	97,297	05/12/17	(125)
	NOK	73,521,586	EUR	8,124,702	8,570,122	06/21/17	(131,592)
	NOK	6,333,390	USD	742,402	738,259	06/21/17	(4,143)
	NZD	1,879,000	USD	1,317,698	1,314,411	06/21/17	(3,287)
	PHP	16,572,600	USD	330,000	329,767	04/24/17	(233)
	PHP	16,718,075	USD	332,486	331,925	05/24/17	(561)
	PLN	1,304,183	USD	330,000	328,645	06/21/17	(1,355)
	SEK	93,490,421	EUR	9,819,454	10,475,616	06/21/17	(41,209)
	SGD	921,814	USD	662,000	659,396	06/21/17	(2,604)
	TRY	4,641,003	USD	1,256,000	1,247,316	06/21/17	(8,684)
	TWD	60,689,023	USD	2,008,905	2,001,287	04/20/17	(7,618)
	TWD	10,145,066	USD	336,793	334,677	04/28/17	(2,115)
	USD	249,650	ARS	3,862,092	250,679	04/03/17	(1,029)

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC (continued)	USD	610,893	AUD	800,178	$611,051	04/26/17	$(157)
	USD	8,390,476	AUD	11,093,457	8,462,552	06/21/17	(72,075)
	USD	1,352,294	BRL	4,288,390	1,368,443	04/04/17	(16,149)
	USD	518,398	CAD	696,664	524,211	05/17/17	(5,813)
	USD	4,029,164	CAD	5,376,422	4,047,518	06/21/17	(18,354)
	USD	444,025	CNH	3,158,797	459,514	04/05/17	(15,489)
	USD	330,000	CNH	2,282,775	330,093	06/21/17	(93)
	USD	284,826	COP	853,764,436	296,538	04/10/17	(11,712)
	USD	132,000	COP	397,553,640	137,950	04/17/17	(5,950)
	USD	3,820,789	EUR	3,586,888	3,833,746	05/11/17	(12,957)
	USD	2,989,228	EUR	2,795,273	2,993,791	06/21/17	(4,563)
	USD	966,160	GBP	787,182	986,907	04/28/17	(20,747)
	USD	7,153,610	GBP	5,834,240	7,324,394	06/21/17	(170,785)
	USD	1,491,894	HKD	11,558,595	1,491,899	10/03/17	(5)
	USD	374,560	IDR	5,034,699,047	378,151	04/07/17	(3,591)
	USD	675,000	IDR	9,054,686,250	679,948	04/10/17	(4,948)
	USD	375,752	IDR	5,034,699,047	376,054	06/09/17	(302)
	USD	333,549	INR	22,380,784	344,915	04/03/17	(11,366)
	USD	993,000	INR	66,514,337	1,025,782	04/10/17	(32,782)
	USD	660,000	INR	43,827,300	675,475	04/17/17	(15,475)
	USD	1,277,541	INR	84,358,053	1,288,491	07/14/17	(10,950)
	USD	767,339	JPY	87,095,937	782,667	04/12/17	(15,328)
	USD	8,710,647	JPY	993,570,508	8,953,760	06/21/17	(243,113)
	USD	784,610	KRW	877,609,286	785,421	04/10/17	(812)
	USD	2,502,828	KRW	2,837,831,143	2,539,772	04/12/17	(36,945)
	USD	662,000	KRW	767,849,828	687,207	04/13/17	(25,207)
	USD	806,876	KRW	923,300,275	826,357	04/17/17	(19,481)
	USD	330,000	KRW	369,035,700	330,296	04/20/17	(296)
	USD	1,292,455	KRW	1,484,578,203	1,329,219	05/24/17	(36,764)
	USD	2,395,537	KRW	2,742,650,298	2,455,812	05/30/17	(60,275)
	USD	1,773,484	KRW	2,019,319,217	1,809,059	07/13/17	(35,575)
	USD	873,274	MXN	17,138,000	909,348	05/12/17	(36,074)
	USD	22,536,553	MXN	471,757,667	24,928,777	06/08/17	(2,392,224)
	USD	3,007,330	MXN	58,500,926	3,085,519	06/21/17	(78,189)
	USD	132,000	MYR	589,380	132,597	05/08/17	(597)
	USD	1,787,706	NZD	2,587,179	1,809,801	06/21/17	(22,094)
	USD	324,758	PEN	1,067,783	328,501	04/06/17	(3,743)
	USD	326,041	PEN	1,067,783	326,137	06/22/17	(96)
	USD	2,246,437	RUB	131,260,727	2,307,402	05/15/17	(60,965)
	USD	184,456	SEK	1,654,978	185,441	06/21/17	(984)
	USD	2,015,987	SGD	2,842,169	2,033,075	06/21/17	(17,088)
	USD	1,044,087	TRY	3,996,109	1,073,994	06/21/17	(29,908)
	USD	322,986	TWD	9,888,210	325,871	04/05/17	(2,885)
	USD	331,000	TWD	10,287,480	339,123	04/13/17	(8,123)
	USD	3,267,468	TWD	102,449,868	3,378,397	04/20/17	(110,929)
	USD	339,138	TWD	10,481,741	345,784	04/28/17	(6,646)
	USD	690,125	TWD	21,093,677	696,797	06/02/17	(6,672)
	USD	2,134,468	TWD	67,567,554	2,233,368	06/16/17	(98,899)
	USD	1,364,378	TWD	43,523,662	1,438,878	06/20/17	(74,500)
	USD	617,308	TWD	18,838,704	623,303	07/11/17	(5,995)

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC (continued)	USD	2,825,036	TWD	86,160,767	$2,854,234	08/17/17	$(29,198)
	ZAR	58,796,522	USD	4,500,622	4,320,338	06/21/17	(180,270)
TOTAL							$(4,600,770)

FORWARD SALES CONTRACTS — At March 31, 2017, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FNMA (Proceeds Received: $(13,547,188))	6.000%	TBA-30yr	05/11/17	$(12,000,000)	$(13,554,374)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Australian 3 Year Government Bonds	419	June 2017	$35,771,647	$199,771
Eurodollars	(64)	June 2019	(15,654,400)	70,152
Eurodollars	(64)	September 2019	(15,643,200)	72,640
Eurodollars	(64)	December 2019	(15,629,600)	75,452
Eurodollars	(81)	March 2020	(19,772,100)	75,150
Eurodollars	(69)	June 2020	(16,834,275)	45,141
Eurodollars	(51)	September 2020	(12,436,988)	(2,030)
Eurodollars	(51)	December 2020	(12,429,338)	(1,393)
Eurodollars	(51)	March 2021	(12,424,875)	(2,030)
90 Day Sterling	90	June 2017	14,043,683	9,027
90 Day Sterling	90	September 2017	14,035,931	6,912
90 Day Sterling	90	December 2017	14,028,883	6,912
Ultra Long U.S. Treasury Bonds	23	June 2017	3,694,375	6,998
Ultra 10 Year U.S. Treasury Notes	(5)	June 2017	(669,453)	(2,933)
U.S. Long Bonds	(112)	June 2017	(16,894,500)	62,998
2 Year U.S. Treasury Notes	435	June 2017	94,157,110	17,653
5 Year U.S. Treasury Notes	323	June 2017	38,025,680	169,639
10 Year U.S. Treasury Notes	151	June 2017	18,808,938	54,245
TOTAL				$864,304

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2017, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
SEK	48,430		06/15/18	0.050%	3 month STIBOR	$28,791	$5,575
	87,960	(b)	09/15/18	0.330	3 month STIBOR	463	843
EUR	63,140	(b)	03/14/19	0.010	6 month EURO	(3,773)	55,569
	53,860		03/14/19	0.030	6 month EURO	11,077	44,663
	15,960	(b)	03/14/19	0.184	6 month EURO	(1,117)	11,035
CAD	37,880		03/15/19	1.000	6 month CDOR	(103,868)	40,001
EUR	2,630		03/15/19	1.125	6 month EURO	9,129	(1,003)
	71,570	(b)	03/28/19	0.162	6 month EURO	7,389	49,924
CHF	16,120	(b)	03/29/19	0.554	6 month CHFOR	1,580	4,312
PLN	17,990	(b)	06/21/19	2.123	6 month WIBOR	1,780	11,350
ZAR	63,040	(b)	09/20/19	7.350	3 month JIBAR	25	(2,749)
	$6,250	(b)	12/19/19	2.250	3 month LIBOR	633	7,880
	50,630	(b)	12/20/19	2.250	3 month LIBOR	41,146	27,423
PLN	725		09/21/20	2.018	6 month WIBOR	2	1,043
EUR	38,110	(b)	02/11/21	0.250	6 month EURO	8,684	1,135
	$24,540	(b)	02/11/21	3 month LIBOR	2.250%	44,498	(40,780)
GBP	13,980	(b)	03/11/21	6 month BP	1.000	(3,024)	(20,633)
PLN	6,590		09/21/21	1.771	6 month WIBOR	(37,306)	15,259
NZD	8,590	(b)	03/15/22	3.000	3 month NZDOR	19,070	8,116
EUR	2,550	(b)	03/15/22	6 month EURO	1.205	(10,174)	(3,738)
	22,290	(b)	06/21/22	0.000	6 month EURO	(399,387)	127,546
CAD	4,210	(b)	06/21/22	1.000	6 month CDOR	(86,185)	5,092
AUD	11,880	(b)	06/21/22	2.750	6 month AUDOR	47,609	28,439
	$39,440	(b)	06/21/22	3 month LIBOR	1.250	1,792,920	(158,073)
SEK	5,700	(b)	06/21/22	3 month STIBOR	0.500	(205)	(2,731)
	$1,430	(b)	12/19/23	3 month LIBOR	2.600	(121)	(10,611)
EUR	6,220	(b)	03/23/24	6 month EURO	0.910	499	(38,221)
	21,910	(b)	02/15/26	0.700	6 month EURO	(50,508)	123,121
CAD	770	(b)	12/15/26	2.500	6 month CDOR	(2,515)	6,343
NZD	4,520	(b)	12/15/26	2.750	3 month NZDOR	(133,281)	(28,383)
AUD	8,390	(b)	12/15/26	3.500	6 month AUDOR	16,603	3,682
GBP	10,460	(b)	12/15/26	6 month BP	2.250	(398,806)	(53,491)
EUR	14,640	(b)	01/12/27	1.330	6 month EURO	(109,762)	116,040
GBP	6,620	(b)	03/16/27	1.600	6 month BP	(10,711)	30,664
EUR	4,050	(b)	06/15/27	1.750	6 month EURO	39,638	31,280
	3,910	(b)	06/21/27	0.500	6 month EURO	(150,660)	22,799
CAD	3,620	(b)	06/21/27	1.250	6 month CDOR	(197,634)	15,304
	$8,850	(b)	06/21/27	1.500	3 month LIBOR	(808,241)	64,197
	$1,200	(b)	06/21/27	3 month LIBOR	1.500%	121,165	(20,278)
SEK	24,380	(b)	06/21/27	3 month STIBOR	1.250	5,007	(26,795)
GBP	10,420	(b)	06/21/27	6 month BP	0.750	603,797	(6,255)
	$7,160	(b)	12/20/28	3 month LIBOR	2.790	(61,717)	(33,532)
GBP	480		09/15/31	3.230%	6 month BP	(16,939)	(18,887)
	260		12/21/31	6 month BP	1.500	(30,999)	24,815
	11,650	(b)	01/11/32	6 month BP	1.940	106,484	(188,457)
	5,180	(b)	06/21/32	6 month BP	1.000	411,221	(41,910)
	4,700	(b)	03/17/37	6 month BP	1.750	28,093	(37,469)
	730	(b)	06/16/37	6 month BP	2.000	(22,701)	1,583

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPY	311,650	(b)	06/21/37	6 month JYOR	0.750	$(12,288)	$(10,636)
	50,220	(b)	06/17/47	1.500	6 month JYOR	5,461	6,006
GBP	430	(b)	06/17/47	6 month BP	1.500	(6,055)	1
	$2,230	(b)	06/21/47	1.750	3 month LIBOR	(469,557)	24,458
GBP	2,600	(b)	06/21/47	6 month BP	1.000	389,960	(40,809)
	TOTAL					$615,190	$130,057

(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2017.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2017(c)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
CDX Emerging Market Index 27	$4,710	1.000%	06/20/22	2.133%	$255,233	$(6,882)
Protection Sold:
CDX North America Investment Grade Index 27	7,990	1.000	12/20/21	0.586	109,755	40,975
TOTAL					$364,988	$34,093

(c)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments

March 31, 2017

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 32.9%
Automotive – 2.6%
BMW US Capital LLC Co.(a)(b)
$2,000,000	1.530%		04/06/20	$1,999,998
Daimler Finance North America LLC(a)
2,375,000	1.650		03/02/18	2,373,292
650,000	1.739	(b)	07/05/19	654,163
1,000,000	1.635	(b)	01/06/20	1,002,992
Ford Motor Credit Co. LLC(b)
1,000,000	2.009		01/09/20	1,010,686

				7,041,131

Banks – 27.3%
ABN AMRO Bank NV(a)(b)
2,000,000	1.664		01/18/19	2,005,308
American Express Credit Corp.(b)(c)
1,000,000	1.609		10/30/19	1,002,164
Australia & New Zealand Banking Group Ltd.(a)(b)
1,500,000	1.816		09/23/19	1,510,532
Bank of America Corp.
750,000	5.650		05/01/18	780,314
Bank of America NA(b)
500,000	1.862		12/07/18	503,800
BNP Paribas SA
800,000	2.375		09/14/17	802,371
BNZ International Funding Ltd.(a)
1,000,000	1.900		02/26/18	1,001,136
2,000,000	1.752	(b)	02/21/20	2,009,266
BPCE SA(b)
1,350,000	1.778		06/17/17	1,351,455
Branch Banking & Trust Co.(b)(c)
390,000	1.564		05/01/19	391,522
Citigroup, Inc.(b)(c)
1,000,000	1.800		01/10/20	1,003,354
Commonwealth Bank of Australia(a)(b)
1,668,000	1.674		11/07/19	1,678,782
Commonwealth Bank of Australia NY
1,160,000	1.900		09/18/17	1,162,272
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
1,000,000	1.700		03/19/18	1,001,211
1,000,000	1.548	(b)	08/09/19	1,001,632
Credit Agricole SA(a)
500,000	2.125		04/17/18	501,460
950,000	1.823	(b)	04/15/19	956,194
Credit Suisse AG
1,000,000	1.700		04/27/18	998,678
Credit Suisse New York(b)
160,000	1.729		01/29/18	160,641
DNB Bank ASA(a)
450,000	3.200		04/03/17	450,000
HSBC Bank PLC(a)(b)
1,290,000	1.679		05/15/18	1,294,013
HSBC USA, Inc.
900,000	1.300		06/23/17	899,788
1,250,000	2.037	(b)	09/24/18	1,257,215
ING Bank NV(a)(b)
2,500,000	1.649		08/15/19	2,500,752
1,000,000	1.688		10/01/19	1,002,985

Corporate Obligations – (continued)
Banks – (continued)
Lloyds Bank PLC(b)
950,000	1.657		03/16/18	952,433
Macquarie Bank Ltd.(a)(b)
600,000	2.203		01/15/19	607,079
Manufacturers & Traders Trust Co.(c)
3,025,000	1.400		07/25/17	3,023,079
Morgan Stanley(b)(c)
2,000,000	1.842		02/14/20	2,004,350
National Australia Bank Ltd.(a)(b)
2,500,000	1.600		01/10/20	2,510,432
National Bank of Canada(b)
3,500,000	1.624		01/17/20	3,513,657
Nordea Bank AB(a)
1,000,000	1.625		05/15/18	999,641
2,540,000	1.772	(b)	09/30/19	2,550,795
PNC Bank NA(b)(c)
1,000,000	1.334		08/01/17	1,000,503
Royal Bank of Canada(b)
1,500,000	1.480		03/02/20	1,500,287
Skandinaviska Enskilda Banken AB(a)
1,690,000	1.750		03/19/18	1,690,020
1,250,000	1.690	(b)	09/13/19	1,251,720
Societe Generale SA(b)
1,000,000	2.078		10/01/18	1,008,047
Sumitomo Mitsui Banking Corp.
750,000	1.800		07/18/17	751,063
Sumitomo Mitsui Trust Bank Ltd.(a)(b)
2,000,000	1.934		10/18/19	2,016,024
Svenska Handelsbanken AB
1,800,000	1.625		03/21/18	1,799,874
1,350,000	1.590	(b)	09/06/19	1,353,384
Swedbank AB(a)
2,550,000	1.750		03/12/18	2,549,396
The Bank of New York Mellon Corp.(b)
581,000	1.594		08/01/18	584,580
The Bank of Nova Scotia
399,000	1.375	(c)	12/18/17	398,839
1,500,000	1.450		04/25/18	1,497,510
The Bank of Tokyo-Mitsubishi UFJ Ltd.(a)(b)
1,750,000	2.141		09/14/18	1,761,792
The Huntington National Bank(b)(c)
1,000,000	1.468		04/24/17	1,000,256
The Toronto-Dominion Bank(b)
1,000,000	1.458		01/18/19	1,001,952
UBS AG/Stamford CT
500,000	1.615	(b)	06/01/17	500,365
1,000,000	1.800		03/26/18	1,000,710
915,000	5.750		04/25/18	953,515
US Bancorp(b)(c)
1,324,000	1.438		04/25/19	1,327,249
Wells Fargo Bank NA
700,000	1.650		01/22/18	699,609
1,000,000	1.750	(b)	12/06/19	1,007,494

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Banks – (continued)
Westpac Banking Corp.(b)
$758,000	1.779%	07/30/18	$763,283
1,880,000	1.744	05/13/19	1,893,530

			72,699,313

Diversified Manufacturing – 0.1%
General Electric Co.
230,000	2.300	04/27/17	230,146

Noncaptive – Financial(b)(c) – 0.4%
American Express Credit Corp.
500,000	1.523	03/03/20	499,537
Capital One NA
675,000	1.885	09/13/19	679,342

			1,178,879

Oil & Gas(b) – 0.4%
BP Capital Markets PLC
997,000	1.459	02/13/18	999,367

Property Insurance(a)(b) – 1.5%
Jackson National Life Global Funding
500,000	1.603	10/13/17	501,047
Metropolitan Life Global Funding I
250,000	1.390	04/10/17	250,013
1,200,000	1.582	12/19/18	1,203,563
New York Life Global Funding
1,000,000	1.433	10/24/19	1,004,935
Protective Life Global Funding
900,000	1.656	06/08/18	900,460

			3,860,018

Real Estate Investment Trust – 0.3%
HCP, Inc.
825,000	5.625	05/01/17	827,449

Technology(b) – 0.3%
QUALCOMM, Inc.
690,000	1.322	05/18/18	689,875

TOTAL CORPORATE OBLIGATIONS
(Cost $87,447,897)			$87,526,178

Municipal Debt Obligations – 0.3%
California(c) – 0.1%
Los Angeles California Department of Airports RB Build America Bonds Direct Payment to Issuer Series 2009 C
$230,000	5.175%	05/15/17	$230,757

New Jersey – 0.2%
New Jersey Economic Development Authority RB Taxable Refunding School Facilities Construction Series QQ
500,000	1.802	06/15/17	500,405

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $730,806)			$731,162

Shares	Distribution Rate	Value
Investment Company(b)(d) – 7.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
20,184,970	0.617%	$20,184,970
(Cost $20,184,970)

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 60.8%
Certificates of Deposit – 20.3%
Banco Del Estado De Chile
$3,000,000	1.380%	09/26/17	$3,001,062
Bank of Montreal
500,000	1.513	10/24/17	501,105
800,000	1.552	06/18/18	799,807
Bank of Tokyo-Mitsubishi UFJ Ltd.
1,000,000	1.520	10/31/17	1,000,450
195,000	1.654	08/11/17	195,329
200,000	1.600	11/10/17	200,162
Barclays Bank PLC
1,000,000	1.670	02/21/18	1,000,615
600,000	1.850	12/06/17	601,174
Bayerische Landesbank(b)
1,000,000	1.627	03/23/18	999,818
1,000,000	1.552	02/16/18	1,002,707
Canadian Imperial Bank
1,500,000	1.370	09/13/18	1,499,571
Canadian Imperial Bank of Commerce
400,000	1.448	10/12/17	400,786
Chase Bank USA NA
500,000	1.230	05/26/17	500,255
China Construction Banking Corp.
1,000,000	1.650	04/13/17	1,000,210
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
245,000	1.537	08/16/17	245,411
Credit Agricole SA
2,000,000	1.582	07/13/18	1,999,496
Credit Industriel et Commercial SA
500,000	1.250	06/15/17	500,347
250,000	1.637	08/16/17	250,514
Credit Suisse New York
1,000,000	1.792	11/21/17	1,001,867
450,000	1.822	08/16/17	450,811
500,000	1.775	11/03/17	501,032
Dexia Credit Local S.A.
1,750,000	1.328	12/20/17	1,749,903
1,500,000	1.387	11/22/17	1,501,324
DG Bank NY
725,000	1.427	08/16/18	724,804
1,000,000	1.473	01/17/19	999,647
Landesbank Baden-Wuerttemberg
1,500,000	0.010	02/02/18	1,502,280
1,500,000	0.010	03/23/18	1,502,246
Landesbank Hessen-Thuringen
1,500,000	1.330	09/11/17	1,500,344

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Short-term Investments – (continued)
Certificates of Deposit – (continued)
Mitsubishi Trust & Banking Corp.
$480,000	1.530%		08/23/17	$480,458
Mizuho Bank Ltd.
2,000,000	1.656		09/24/18	1,999,417
1,000,000	1.339		08/02/17	1,000,655
500,000	1.852		09/19/17	501,220
National Bank of Kuwait SAKP
1,000,000	1.450		07/19/17	1,000,415
400,000	1.400		04/19/17	400,089
1,000,000	1.550		07/05/17	1,000,715
Natixis NY
1,500,000	1.846		09/25/17	1,503,531
700,000	1.524		11/01/17	700,805
Nordea Bank Finland PLC
200,000	1.512		08/18/17	200,313
Norinchukin Bank NY
2,000,000	1.720		03/22/18	2,002,931
800,000	1.733		10/12/17	802,268
500,000	1.550		09/22/17	500,461
500,000	1.370		08/03/17	500,242
Royal Bank of Canada
1,000,000	1.294		08/09/17	1,000,896
Societe Generale NY
1,000,000	1.450		10/20/17	1,000,319
500,000	1.563		10/13/17	501,103
Standard Chartered Bank
1,500,000	1.418		12/19/17	1,499,564
1,000,000	1.668		09/19/17	1,001,653
Sumitomo Mitsui Banking Corp.
1,000,000	1.585		08/03/18	999,736
325,000	1.672		08/18/17	325,579
750,000	1.447		05/08/17	750,415
Sumitomo Trust & Banking Corp.
1,300,000	1.284		09/25/17	1,299,893
1,130,000	1.853		09/27/17	1,133,094
Svenska Handelsbanken AB
1,000,000	1.439		02/12/19	999,634
Swedbank (Sparbank)
1,000,000	1.390		07/10/18	999,750
The Toronto-Dominion Bank
500,000	1.534		08/10/17	500,815
500,000	1.423		10/17/17	500,900
UBS AG Stamford
300,000	1.802		09/20/17	300,846
500,000	1.420		11/02/17	500,110
UBS AG/Stamford CT
1,000,000	1.234		03/07/18	999,640

				54,040,544

Commercial Paper – 33.2%
ABN AMRO Funding USA LLC(e)
1,000,000	0.000		12/15/17	988,467
Alpine Securitization Ltd.(e)
3,000,000	0.000		09/22/17	2,979,044
1,000,000	0.000		09/25/17	992,855

Short-term Investments – (continued)
Commercial Paper – (continued)
Atlantic Asset Securitization Corp.
2,500,000	0.010		09/20/17	2,481,607
3,000,000	1.000		12/15/17	2,999,562
Autozone, Inc.(e)
1,500,000	0.000		04/11/17	1,499,478
1,500,000	0.000		04/19/17	1,499,072
Barton Capital Corp.(e)
1,500,000	0.000		06/20/17	1,495,987
Bedford Row Funding Corp.
1,500,000	1.342		03/16/18	1,499,609
Cafco LLC(e)
1,500,000	0.000		08/01/17	1,494,434
Charta LLC(e)
1,500,000	0.000		08/03/17	1,493,370
Collateralized Commercial Paper Co. Ltd.
1,073,000	0.000	(e)	09/18/17	1,065,732
2,000,000	0.000	(e)	12/18/17	1,976,114
1,000,000	1.272		07/31/17	1,001,077
1,750,000	1.352		12/12/17	1,749,952
Commonwealth Bank of Australia
250,000	1.319		08/24/17	250,425
500,000	1.280		10/12/17	500,894
Corpoerative Centrale(e)
2,020,000	0.000		11/01/17	2,005,318
CRC Funding LLC
1,300,000	0.000	(e)	08/08/17	1,294,005
Danske Corp.(e)
1,000,000	0.000		11/17/17	989,830
500,000	0.000		10/20/17	495,726
Dexia Credit Local SA
400,000	0.010		05/18/17	399,505
Duke Energy Corp.(e)
1,475,000	0.000		04/26/17	1,473,708
Eaton Corp.(e)
1,500,000	0.000		04/06/17	1,499,721
Ei Dupont(e)
2,000,000	0.000		04/24/17	1,998,431
Electricite de France SA(e)
1,100,000	0.000		01/05/18	1,084,651
Fairway Finance Corp.
1,000,000	0.944		04/10/17	1,000,097
Ford Motor Credit Co. LLC(e)
600,000	0.000		08/01/17	596,937
800,000	0.000		08/14/17	795,301
Gotham Funding Corp.(e)
3,000,000	0.000		04/21/17	2,998,425
ING Funding LLC(e)
1,000,000	0.000		11/01/17	991,752
500,000	0.000		08/11/17	497,619
Jupiter Securitization Co. LLC
750,000	1.187		11/03/17	750,833
Kells Funding LLC(e)
1,300,000	0.000		05/24/17	1,298,081
LMA SA LMA Americas(e)
1,000,000	0.000		07/24/17	996,119
1,500,000	0.000		08/11/17	1,492,846

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate		Maturity Date	Value
Short-term Investments – (continued)
Commercial Paper – (continued)
LMA SA LMA Americas(e) – (continued)
$1,000,000	0.000%		09/05/17	$993,895
500,000	0.000		06/15/17	498,851
Matchpoint Finance PLC
2,000,000	0.000	(e)	07/05/17	1,993,397
1,000,000	0.000		06/19/17	997,371
Monsanto Co.(e)
1,000,000	0.000		06/26/17	996,767
1,000,000	0.000		07/31/17	995,201
National Bank of Abu Dhabi(e)
5,000,000	0.000		04/05/17	4,999,440
Natixis NY(e)
1,500,000	0.000		08/31/17	1,491,725
Nieuw Amsterdam Recv(e)
1,300,000	0.000		07/14/17	1,295,431
1,300,000	0.000		08/10/17	1,293,775
Old Line Funding LLC
1,500,000	0.000	(e)	07/24/17	1,494,178
1,000,000	0.000	(e)	05/19/17	998,638
2,000,000	1.163		06/09/17	2,000,727
Private Exp. Funding
3,500,000	1.352		03/28/18	3,500,000
Schlumberger Holdings
1,000,000	0.000	(e)	04/03/17	999,910
1,000,000	1.000		04/07/17	999,788
1,000,000	0.010		06/21/17	997,075
Southern Co. Gas Capital(e)
2,000,000	0.000		04/24/17	1,998,400
Standard Chartered Bank(e)
1,000,000	0.000		02/05/18	985,962
Svenska Handelsbanken AB(e)
500,000	0.000		07/07/17	498,590
The Bank of Nova Scotia
500,000	1.043		05/12/17	500,271
500,000	1.443		11/07/17	500,972
Thunder Bay Funding LLC
700,000	1.047		06/12/17	700,439
United Healthcare Co.(e)
1,500,000	0.000		04/25/17	1,498,824
United Overseas Bank Ltd.(e)
1,500,000	0.000		07/11/17	1,495,589
Victory Receivables(e)
3,000,000	0.000		04/21/17	2,998,075
Westpac Banking Corp.
300,000	1.351		08/07/17	300,456
Whirlpool Corp.
1,500,000	0.000	(e)	05/22/17	1,497,203

				88,147,534

Short-term Investments – (continued)
Repurchase Agreement – 7.3%
BNP Paribas
7,500,000	1.150		04/03/17	7,500,000
Maturity Value: $7,500,318
Settlement Date: 03/31/2017
Collateralized by various foreign debt obligations, 4.875% to 6.250%, due 04/22/19 to 04/07/26. The aggregate market value of the collateral, including accrued interest, was $8,250,001.

Citigroup Global Markets, Inc.
6,000,000	1.737		06/28/17	6,000,000
Maturity Value: $6,009,750
Settlement Date: 03/30/2017
Collateralized by various mortgage obligations, 0.000%, due 1/15/24 to 10/23/25. The aggregate market value of the collateral, including accrued interest, was $7,200,001.

Nomura
6,000,000	2.232		07/21/17	6,000,000
Maturity Value: $6,012,242
Settlement Date: 03/30/17
Collateralized by various mortgage backed obligations, 0.000% to 8.072%, due 09/25/20 to 08/25/64. The aggregate market value of the collateral, including accrued interest, was $7,189,831.

				19,500,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $161,652,622)				$161,688,078

TOTAL INVESTMENTS – 101.6%
(Cost $270,016,295)				$270,130,388

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.6)%				(4,258,074)

NET ASSETS – 100.0%				$265,872,314

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $40,737,790, which represents approximately 15.3% of net assets as of March 31, 2017.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2017.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	Represents an Affiliated Fund.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Investment Abbreviations:
LLC	—Limited Liability Company
PLC	—Public Limited Company
RB	—Revenue Bond

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At March 31, 2017, the High Quality Floating Rate Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of April 3, 2017, as follows:

Principal Amount	Maturity Value	Collateral Allocation Value
$70,800,000	$70,804,830	$72,216,008

REPURCHASE AGREEMENTS — At March 31, 2017, the Principal Amounts of the High Quality Floating Rate Fund’s interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	High Quality Floating Rate Fund
Citigroup Global Markets, Inc.	0.810%	$9,534,412
Merrill Lynch & Co., Inc.	0.820	61,265,588
TOTAL		$70,800,000

At March 31, 2017, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	3.000% to 4.500%	12/01/33 to 04/01/47
Federal National Mortgage Association	3.000 to 6.000	07/01/26 to 01/01/47
Government National Mortgage Association	3.000 to 5.000	06/20/45 to 02/20/47
United States Treasury Notes	1.000 to 3.130	03/15/19 to 01/31/20

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Assets and Liabilities

March 31, 2017

Enhanced Income Fund
Assets:
Investments of unaffiliated issuers, at value (cost $471,216,177, $371,882,222, $365,571,324, $308,962,873, $1,433,049,114, $570,981,642 and $230,331,325)	$471,156,487
Investments of affiliated issuers, at value (cost $1,138, $6,774,554, $0, $12,583,961, $55,325, $9,001 and $20,184,970)	1,138
Repurchase agreement, at value which equals cost	—
Cash	4,268,814
Foreign currencies, at value (cost $0, $0, $0, $0, $0, $153,710 and $0, respectively)	—
Unrealized gain on swap contracts	—
Unrealized gain on forward foreign currency exchange contracts	—
Variation margin on certain derivative contracts	—
Receivables:
Fund shares sold	2,103,510
Interest	1,668,976
Investments sold	—
Investments sold on an extended-settlement basis	—
Reimbursement from investment adviser	—
Due from broker — upfront payment	—
Collateral on certain derivative contracts(a)	—
Other assets	2,423
Total assets	479,201,348

Liabilities:
Unrealized loss on swap contracts	—
Unrealized loss on forward foreign currency exchange contracts	—
Variation margin on certain derivative contracts	125,059
Forward sale contracts, at value (proceeds received $0, $9,012,695, $0, $0, $49,674,063, $13,547,188 and $0, respectively)	—
Payables:
Fund shares redeemed	2,739,551
Investments purchased	2,392,871
Management fees	100,295
Distribution and Service fees and Transfer Agency fees	25,946
Income distribution	13,547
Investments purchased on an extended — settlement basis	—
Collateral on certain derivative contracts(a)(b)	—
Accrued expenses	144,750
Total liabilities	5,542,019

Net Assets:
Paid-in capital	488,903,642
Undistributed (distributions in excess of) net investment income	701,825
Accumulated net realized gain (loss)	(16,793,678)
Net unrealized gain (loss)	847,540
NET ASSETS	$473,659,329
Net Assets:
Class A	$35,559,520
Class C	—
Institutional	435,914,874
Administration	162,271
Preferred	—
Service	—
Class IR	2,012,448
Class R	—
Class R6	10,216
Total Net Assets	$473,659,329
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	3,767,025
Class C	—
Institutional	46,227,909
Administration	17,152
Preferred	—
Service	—
Class IR	213,596
Class R	—
Class R6	1,083
Net asset value, offering and redemption price per share:(c)
Class A	$9.44
Class C	—
Institutional	9.43
Administration	9.46
Preferred	—
Service	—
Class IR	9.42
Class R	—
Class R6	9.43
(a)	Segregated for initial margin on swap transactions of $1,562,263, $544,547, $2,042,842, $5,729,799 and $2,866,183 for the Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government, and Short Duration Income Funds, respectively. Also included are amounts segregated for initial margin and/or collateral on forwards transactions of $7,240,000 for the Short Duration Income Fund.
(b)	Includes amounts segregated for initial margin and/or collateral for swap transactions.
(c)	Maximum public offering price per share for Class A Shares of the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government, Short Duration Income Fund and Short-Term Conservative Income is $9.58, $15.21, $8.85, $10.85, $10.14, $10.11 and $10.17, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund	High Quality Floating Rate Fund	Inflation Protected Securities Fund	Short Duration Government Fund	Short Duration Income Fund	Short-Term Conservative Income Fund

$373,241,937	$366,686,388	$309,317,964	$1,422,713,467	$573,551,952	$230,445,418
6,774,554	—	12,583,961	55,325	9,001	20,184,970
—	70,800,000	—	—	—	19,500,000
5,644,209	30,191	4,543,222	17,353,601	5,913,427	5,151,738
—	—	—	—	152,447	—
—	—	1,038,448	—	—	—
—	—	—	—	1,840,233	—
62,700	33,181	120,113	109,750	62,702	—

356,678	3,068,719	802,982	2,449,556	8,387,846	596,000
1,504,468	575,792	315,258	4,206,969	2,867,181	383,524
4,929,624	670,444	33,154,666	9,036,976	7,435,143	—
12,181,932	—	—	49,674,063	13,547,188	—
33,795	29,125	8,923	31,208	26,656	244,895
—	—	—	—	14,967	—
1,562,263	544,547	2,042,842	5,729,799	10,106,183	—
1,494	3,026	1,092	5,216	4,242	421
406,293,654	442,441,413	363,929,471	1,511,365,930	623,919,168	276,506,966

—	—	614,776	—	—	—
—	—	—	—	4,600,770	—
—	32,328	23,230	391,047	22,293	—
9,045,469	—	—	49,699,373	13,554,374	—
2,057,062	425,486	409,906	6,460,122	949,982	241,567
3,944	—	43,387,093	5,436,722	1,080,586	7,785,885
164,369	107,428	66,758	479,459	189,263	21,757
69,707	16,853	48,647	103,976	22,648	1,640
144,032	5,884	158	121,416	–	630
25,537,110	250,000	—	111,672,266	30,754,922	2,450,674
—	—	260,000	—	—	—
206,270	148,047	102,273	240,994	213,929	132,499
37,227,963	986,026	44,912,841	174,605,375	51,388,767	10,634,652

376,498,487	470,761,270	333,220,542	1,358,785,239	577,921,680	265,743,154
956,570	25,252	545,555	8,323,470	(844,041)	258
(11,707,056)	(30,434,217)	(15,560,698)	(30,298,928)	(5,377,869)	14,809
3,317,690	1,103,082	811,231	(49,226)	830,631	114,093
$369,065,691	$441,455,387	$319,016,630	$1,336,760,555	$572,530,401	$265,872,314

$134,629,631	$11,302,565	$78,712,752	$138,611,681	$9,258,955	$25,097
8,065,698	—	6,511,962	28,292,308	954,242	—
129,442,342	429,019,318	202,452,143	1,045,065,553	560,817,872	265,690,014
—	—	—	—	—	132,078
—	—	—	—	—	25,125
53,711,468	490,925	—	26,696,892	—	—
4,557,688	632,408	12,523,459	24,377,964	1,456,666	—
21,044,953	—	18,093,523	—	32,375	—
17,613,911	10,171	722,791	73,716,157	10,291	—
$369,065,691	$441,455,387	$319,016,630	$1,336,760,555	$572,530,401	$265,872,314

9,194,850	1,296,381	7,538,661	13,879,230	929,366	2,505
550,858	—	631,711	2,851,586	95,775	—
8,854,490	49,228,266	19,171,552	104,958,344	56,197,813	26,519,662
—	—	—	—	—	13,178
—	—	—	—	—	2,508
3,678,197	56,059	—	2,685,275	—	—
311,484	72,760	1,192,623	2,439,601	146,025	—
1,439,037	—	1,737,640	—	3,245	—
1,205,197	1,167	68,489	7,404,403	1,031	—

$14.64	$8.72	$10.44	$9.99	$9.96	$10.02
14.64	—	10.31	9.92	9.96	—
14.62	8.71	10.56	9.96	9.98	10.02
—	—	—	—	—	10.02
—	—	—	—	—	10.02
14.60	8.76	—	9.94	—	—
14.63	8.69	10.50	9.99	9.98	—
14.62	—	10.41	—	9.98	—
14.61	8.72	10.55	9.96	9.98	—

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2017

Enhanced Income Fund
Investment income:
Interest	$8,124,093
Dividends — affiliated issuers	32,437
Total investment income	8,156,530

Expenses:
Management fees	1,301,194
Transfer Agency fees(a)	240,359
Custody, accounting and administrative services	147,675
Professional fees	107,060
Distribution and Service fees(a)	86,756
Registration fees	84,224
Trustee fees	17,738
Printing and mailing costs	17,552
Service Share fees — Service Plan	—
Service Share fees — Shareholder Administration Plan	—
Administration Shares fees	—
Preferred Shares fees	—
Other	22,185
Total expenses	2,024,743
Less — expense reductions	(79,324)
Net expenses	1,945,419
NET INVESTMENT INCOME	6,211,111

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(379,708)
Futures contracts	1,691,825
Swap contracts	—
Forward foreign currency exchange contracts	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(1,139,564)
Futures contracts	1,479,800
Swap contracts	—
Forward foreign currency exchange contracts	—
Net realized and unrealized gain (loss)	1,652,353
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,863,464

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Administration	Preferred	Service	Class IR	Class R	Class R6
Enhanced Income	$86,756	$—	$—	$45,113	$—	$193,828	$62	$—	$—	$1,352	$—	$4
Government Income	378,013	104,000	106,323	196,567	13,520	55,650	—	—	22,638	6,300	27,644	1,753
High Quality Floating Rate	25,959	—	—	13,498	—	151,657	—	—	198	791	—	4
Inflation Protected Securities	144,561	66,928	71,107	75,172	8,701	60,880	—	—	—	8,859	18,488	48
Short Duration Government	397,255	316,234	—	206,573	41,110	424,361	—	—	11,194	22,494	—	14,996
Short Duration Income	19,892	10,108	138	10,344	1,314	193,681	—	—	—	1,087	36	4
Short-Term Conservative Income(b)	26	—	—	13	—	20,839	91	5	—	—	—	—

(b)	Class A and Preferred commenced operations on October 31, 2016.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund	High Quality Floating Rate Fund	Inflation Protected Securities Fund	Short Duration Government Fund	Short Duration Income Fund	Short-Term Conservative Income Fund

$7,740,406	$5,476,556	$5,761,248	$25,825,279	$11,581,153	$723,624
53,685	22,553	10,665	190,697	26,914	20,599
7,794,091	5,499,109	5,771,913	26,015,976	11,608,067	744,223

2,117,893	1,562,559	785,385	6,672,641	1,976,177	151,756
324,072	166,148	172,148	720,728	206,466	20,948
183,429	158,125	69,786	307,880	295,528	48,429
135,235	118,716	105,883	117,051	136,291	337,952
588,336	25,959	282,596	713,489	30,138	26
95,950	83,236	86,759	110,553	100,068	79,513
17,431	17,446	17,116	19,318	17,646	16,720
85,214	19,159	27,872	80,635	22,504	67,513
141,486	1,237	—	69,964	—	—
141,486	1,237	—	69,964	—	—
—	—	—	—	—	1,978
—	—	—	—	—	11
13,706	16,794	9,915	48,607	31,791	5,157
3,844,238	2,170,616	1,557,460	8,930,830	2,816,609	730,003
(582,251)	(727,685)	(382,598)	(1,506,197)	(544,469)	(635,475)
3,261,987	1,442,931	1,174,862	7,424,633	2,272,140	94,528
4,532,104	4,056,178	4,597,051	18,591,343	9,335,927	649,695

1,020,046	700,489	1,663,384	2,017,334	(466,521)	15,312
(133,134)	369,196	1,437,022	6,074,727	(1,951)	—
1,910	387	287,266	(4,146,534)	186,295	—
—	—	—	—	8,128	—

(10,641,911)	2,715,301	(5,094,646)	(28,835,740)	3,520,602	116,411
(54,237)	131,819	247,680	5,711,252	584,599	—
2,002,657	(16,732)	263,321	10,587,864	332,277	—
—	—	—	—	(2,951,306)	—
(7,804,669)	3,900,460	(1,195,973)	(8,591,097)	1,212,123	131,723
$(3,272,565)	$7,956,638	$3,401,078	$10,000,246	$10,548,050	$781,418

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Enhanced Income Fund
	For the Fiscal Year Ended March 31, 2017	For the Fiscal Year Ended March 31, 2016
From operations:
Net investment income	$6,211,111	$3,508,385
Net realized gain (loss)	1,312,117	(1,217,860)
Net change in unrealized gain (loss)	340,236	139,109
Net increase (decrease) in net assets resulting from operations	7,863,464	2,429,634

Distributions to shareholders:
From net investment income
Class A Shares	(298,543)	(133,806)
Class C Shares	—	—
Institutional Shares	(5,793,103)	(3,267,173)
Administration Shares	(1,470)	(784)
Service Shares	—	—
Class IR Shares	(11,590)	(2,775)
Class R Shares	—	—
Class R6 Shares	(122)	(48)
Total distributions to shareholders	(6,104,828)	(3,404,586)

From share transactions:
Proceeds from sales of shares	266,330,865	171,894,314
Reinvestment of distributions	5,955,028	3,255,022
Cost of shares redeemed	(259,822,389)	(208,732,063)
Net increase (decrease) in net assets resulting from share transactions	12,463,504	(33,582,727)
TOTAL INCREASE (DECREASE)	14,222,140	(34,557,679)

Net assets:
Beginning of year	459,437,189	493,994,868
End of year	$473,659,329	$459,437,189
Undistributed (distributions in excess of) net investment income	$701,825	$683,267

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund		High Quality Floating Rate Fund
For the Fiscal Year Ended March 31, 2017	For the Fiscal Year Ended March 31, 2016	For the Fiscal Year Ended March 31, 2017	For the Fiscal Year Ended March 31, 2016

$4,532,104	$5,630,443	$4,056,178	$2,443,577
888,822	3,744,805	1,070,072	(1,410,904)
(8,693,491)	(2,987,519)	2,830,388	(3,340,965)
(3,272,565)	6,387,729	7,956,638	(2,308,292)

(2,624,173)	(2,650,376)	(77,161)	(32,428)
(102,778)	(100,259)	—	—
(2,891,507)	(2,899,391)	(3,905,711)	(2,432,738)
—	—	—	—
(890,874)	(777,594)	(2,647)	(357)
(96,204)	(74,576)	(5,876)	(3,805)
(316,631)	(295,885)	—	—
(181,351)	(833)	(105)	(37)
(7,103,518)	(6,798,914)	(3,991,500)	(2,469,365)

125,365,326	110,333,684	193,936,987	221,160,610
5,619,596	5,366,335	3,937,516	2,348,637
(151,957,914)	(174,925,596)	(133,227,466)	(369,245,310)
(20,972,992)	(59,225,577)	64,647,037	(145,736,063)
(31,349,075)	(59,636,762)	68,612,175	(150,513,720)

400,414,766	460,051,528	372,843,212	523,356,932
$369,065,691	$400,414,766	$441,455,387	$372,843,212
$956,570	$1,271,694	$25,252	$(167,901)

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Inflation Protected Securities Fund
	For the Fiscal Year Ended March 31, 2017	For the Fiscal Year Ended March 31, 2016
From operations:
Net investment income	$4,597,051	$1,245,029
Net realized gain (loss)	3,387,672	233,492
Net change in unrealized gain (loss)	(4,583,645)	1,524,287
Net increase in net assets resulting from operations	3,401,078	3,002,808

Distributions to shareholders:
From net investment income
Class A Shares	(798,356)	(116,307)
Class C Shares	(46,497)	(11,972)
Institutional Shares	(2,487,297)	(346,238)
Administration Shares	—	—
Preferred Shares	—	—
Service Shares	—	—
Class IR Shares	(114,254)	(9,256)
Class R Shares	(141,367)	(19,841)
Class R6 Shares	(4,547)	(28)
From net realized gains
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Administration Shares	—	—
Preferred Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Class R6 Shares	—	—
From Return of Capital
Class A Shares	—	(99,357)
Class C Shares	—	(10,228)
Institutional Shares	—	(295,782)
Administration Shares	—	—
Preferred Shares	—	—
Service Shares	—	—
Class IR Shares	—	(7,907)
Class R Shares	—	(16,949)
Class R6 Shares	—	(24)
Total distributions to shareholders	(3,592,318)	(933,889)

From share transactions:
Proceeds from sales of shares	220,328,520	95,028,833
Reinvestment of distributions	2,384,801	704,259
Cost of shares redeemed	(82,161,368)	(48,833,942)
Net increase (decrease) in net assets resulting from share transactions	140,551,953	46,899,150
TOTAL INCREASE (DECREASE)	140,360,713	48,968,069

Net assets:
Beginning of year	178,655,917	129,687,848
End of year	$319,016,630	$178,655,917
Undistributed (distributions in excess of) net investment income (loss)	$545,555	$(541,853)

(a)	Commenced operations on October 31, 2016.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Short Duration Government Fund		Short Duration Income Fund		Short-Term Conservative Income Fund
For the Fiscal Year Ended March 31, 2017	For the Fiscal Year Ended March 31, 2016	For the Fiscal Year Ended March 31, 2017	For the Fiscal Year Ended March 31, 2016	For the Fiscal Year Ended March 31, 2017		For the Fiscal Year Ended March 31, 2016

$18,591,343	$11,290,836	$9,335,927	$6,382,807	$649,695		$71,554
3,945,527	2,135,832	(274,049)	(894,692)	15,312		2,737
(12,536,624)	(4,586,702)	1,486,172	(1,764,701)	116,411		(1,181)
10,000,246	8,839,966	10,548,050	3,723,414	781,418		73,110

(2,489,825)	(1,272,315)	(148,787)	(129,094)	(78	)(a)	—
(368,618)	(97,613)	(14,655)	(14,747)	—		—
(20,132,363)	(11,028,792)	(10,601,067)	(7,789,625)	(644,616)		(71,466)
—	—	—	—	(4,798)		(88)
—	—	—	—	(105	)(a)	—
(394,193)	(155,854)	—	—	—		—
(315,882)	(132,262)	(17,935)	(8,082)	—		—
—	—	(447)	(245)	—		—
(1,437,852)	(241,057)	(219)	(164)	—		—

—	—	—	—	(1	)(a)	—
—	—	—	—	—		—
—	—	—	—	(1,561)		(1,205)
—	—	—	—	(1)		(3)
—	—	—	—	(1	)(a)	—
—	—	—	—	—		—
—	—	—	—	—		—
—	—	—	—	—		—
—	—	—	—	—		—

—	—	—	—	—		—
—	—	—	—	—		—
—	—	—	—	—		—
—	—	—	—	—		—
—	—	—	—	—		—
—	—	—	—	—		—
—	—	—	—	—		—
—	—	—	—	—		—
—	—	—	—	—		—
(25,138,733)	(12,927,893)	(10,783,110)	(7,941,957)	(651,161)		(72,762)

460,646,254	761,478,282	329,612,674	271,080,144	311,967,536		5,000,020
23,844,333	12,222,288	10,765,521	7,892,160	645,623		72,762
(552,135,202)	(657,819,714)	(166,248,641)	(171,160,354)	(61,978,061)		(20)
(67,644,615)	115,880,856	174,129,554	107,811,950	250,635,098		5,072,762
(82,783,102)	111,792,929	173,894,494	103,593,407	250,765,355		5,073,110

1,419,543,657	1,307,750,728	398,635,907	295,042,500	15,106,959		10,033,849
$1,336,760,555	$1,419,543,657	$572,530,401	$398,635,907	$265,872,314		$15,106,959
$8,323,470	$8,105,601	$(844,041)	$(687,008)	$258		$160

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From Investment Operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to Shareholders from net investment income
FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	$9.41	$0.08	$0.03	$0.11	$(0.08)
2017 - Institutional	9.40	0.11	0.03	0.14	(0.11)
2017 - Administration	9.43	0.09	0.03	0.12	(0.09)
2017 - IR	9.39	0.11	0.02	0.13	(0.10)
2017 - R6	9.40	0.12	0.02	0.14	(0.11)
2016 - A	9.42	0.04	(0.01)	0.03	(0.04)
2016 - Institutional	9.41	0.07	(0.01)	0.06	(0.07)
2016 - Administration	9.44	0.05	(0.01)	0.04	(0.05)
2016 - IR	9.41	0.06	(0.02)	0.04	(0.06)
2016 - R6 (commenced July 31, 2015)	9.39	0.05	— (d)	0.05	(0.04)
2015 - A	9.47	0.01	(0.05)	(0.04)	(0.01)
2015 - Institutional	9.46	0.04	(0.05)	(0.01)	(0.04)
2015 - Administration	9.49	0.01	(0.05)	(0.04)	(0.01)
2015 - IR	9.45	0.03	(0.04)	(0.01)	(0.03)
2014 - A	9.49	0.03	(0.02)	0.01	(0.03)
2014 - Institutional	9.48	0.06	(0.02)	0.04	(0.06)
2014 - Administration	9.51	0.04	(0.02)	0.02	(0.04)
2014 - IR	9.48	0.06	(0.04)	0.02	(0.05)
2013 - A	9.49	0.07	— (d)	0.07	(0.07)
2013 - Institutional	9.47	0.10	0.01	0.11	(0.10)
2013 - Administration	9.51	0.08	(0.01)	0.07	(0.07)
2013 - IR	9.47	0.09	0.01	0.10	(0.09)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.44	1.19%	$35,560	0.69%		0.71%		0.88%		89%
9.43	1.53	435,915	0.35		0.37		1.22		89
9.46	1.28	162	0.60		0.62		0.97		89
9.42	1.44	2,012	0.44		0.45		1.14		89
9.43	1.55	10	0.34		0.36		1.23		89
9.41	0.29	35,378	0.69		0.71		0.42		60
9.40	0.63	423,278	0.35		0.36		0.76		60
9.43	0.38	147	0.60		0.61		0.50		60
9.39	0.43	623	0.44		0.46		0.66		60
9.40	0.58	10	0.35	(e)	0.37	(e)	0.74	(e)	60
9.42	(0.47)	35,556	0.69		0.71		0.06		39
9.41	(0.13)	457,826	0.35		0.37		0.40		39
9.44	(0.38)	176	0.60		0.62		0.15		39
9.41	(0.12)	437	0.44		0.46		0.31		39
9.47	0.10	46,289	0.69		0.73		0.33		40
9.46	0.44	512,656	0.36		0.38		0.60		40
9.49	0.19	198	0.61		0.64		0.42		40
9.45	0.25	583	0.45		0.48		0.64		40
9.49	0.69	50,859	0.68		0.70		0.70		98
9.48	1.14	295,940	0.34		0.36		1.04		98
9.51	0.79	220	0.59		0.61		0.83		98
9.48	1.05	1,345	0.43		0.45		0.96		98

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	$15.03	$0.16	$(0.29)	$(0.13)	$(0.26)	$—	$(0.26)
2017 - C	15.03	0.05	(0.29)	(0.24)	(0.15)	—	(0.15)
2017 - Institutional	15.01	0.21	(0.29)	(0.08)	(0.31)	—	(0.31)
2017 - Service	14.99	0.14	(0.30)	(0.16)	(0.23)	—	(0.23)
2017 - IR	15.02	0.20	(0.29)	(0.09)	(0.30)	—	(0.30)
2017 - R	15.02	0.12	(0.30)	(0.18)	(0.22)	—	(0.22)
2017 - R6	15.01	0.20	(0.29)	(0.09)	(0.31)	—	(0.31)
2016 - A	15.02	0.19	0.06	0.25	(0.24)	—	(0.24)
2016 - C	15.02	0.08	0.06	0.14	(0.13)	—	(0.13)
2016 - Institutional	15.00	0.24	0.06	0.30	(0.29)	—	(0.29)
2016 - Service	14.98	0.17	0.05	0.22	(0.21)	—	(0.21)
2016 - IR	15.01	0.23	0.05	0.28	(0.27)	—	(0.27)
2016 - R	15.00	0.16	0.06	0.22	(0.20)	—	(0.20)
2016 - R6 (Commenced July 31, 2015)	14.83	0.16	0.21	0.37	(0.19)	—	(0.19)
2015 - A	14.67	0.17	0.39	0.56	(0.21)	—	(0.21)
2015 - C	14.67	0.06	0.38	0.44	(0.09)	—	(0.09)
2015 - Institutional	14.64	0.22	0.40	0.62	(0.26)	—	(0.26)
2015 - Service	14.63	0.15	0.38	0.53	(0.18)	—	(0.18)
2015 - IR	14.66	0.21	0.38	0.59	(0.24)	—	(0.24)
2015 - R	14.65	0.13	0.39	0.52	(0.17)	—	(0.17)
2014 - A	15.00	0.12	(0.25)	(0.13)	(0.16)	(0.04)	(0.20)
2014 - C	15.00	0.02	(0.25)	(0.23)	(0.06)	(0.04)	(0.10)
2014 - Institutional	14.97	0.17	(0.25)	(0.08)	(0.21)	(0.04)	(0.25)
2014 - Service	14.96	0.10	(0.25)	(0.15)	(0.14)	(0.04)	(0.18)
2014 - IR	14.99	0.18	(0.27)	(0.09)	(0.20)	(0.04)	(0.24)
2014 - R	14.98	0.09	(0.25)	(0.16)	(0.13)	(0.04)	(0.17)
2013 - A	15.37	0.11	0.24	0.35	(0.17)	(0.55)	(0.72)
2013 - C	15.37	(0.01)	0.24	0.23	(0.05)	(0.55)	(0.60)
2013 - Institutional	15.34	0.15	0.25	0.40	(0.22)	(0.55)	(0.77)
2013 - Service	15.33	0.08	0.24	0.32	(0.14)	(0.55)	(0.69)
2013 - IR	15.36	0.14	0.25	0.39	(0.21)	(0.55)	(0.76)
2013 - R	15.35	0.06	0.25	0.31	(0.13)	(0.55)	(0.68)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(c)

$14.64	(0.89)%	$134,630	0.91%		1.06%		1.08%	441%
14.64	(1.63)	8,066	1.66		1.81		0.33	441
14.62	(0.56)	129,442	0.57		0.72		1.42	441
14.60	(1.06)	53,711	1.07		1.22		0.92	441
14.63	(0.64)	4,558	0.66		0.81		1.33	441
14.62	(1.14)	21,045	1.16		1.31		0.83	441
14.61	(0.60)	17,614	0.55		0.69		1.35	441
15.03	1.66	159,880	0.90		1.05		1.31	590
15.03	0.91	11,743	1.66		1.80		0.56	590
15.01	2.01	147,394	0.57		0.71		1.64	590
14.99	1.50	54,940	1.06		1.21		1.15	590
15.02	1.92	4,676	0.66		0.80		1.55	590
15.02	1.41	21,688	1.15		1.30		1.06	590
15.01	2.52	93	0.55	(d)	0.70	(d)	1.59 (d)	590
15.02	3.80	182,381	0.91		1.05		1.16	471
15.02	3.03	12,918	1.66		1.80		0.41	471
15.00	4.23	186,519	0.58		0.71		1.50	471
14.98	3.64	51,176	1.07		1.21		1.00	471
15.01	4.06	3,875	0.66		0.80		1.41	471
15.00	3.55	23,184	1.16		1.30		0.90	471
14.67	(0.83)	194,179	0.92		1.02		0.83	655
14.67	(1.53)	15,202	1.62		1.78		0.12	655
14.64	(0.50)	197,289	0.58		0.69		1.19	655
14.63	(1.00)	53,172	1.08		1.18		0.66	655
14.66	(0.58)	4,157	0.67		0.78		1.25	655
14.65	(1.08)	20,743	1.17		1.28		0.62	655
15.00	2.26	285,955	0.91		1.00		0.69	943
15.00	1.50	25,655	1.66		1.75		(0.06)	943
14.97	2.61	346,782	0.57		0.66		0.97	943
14.96	2.07	79,620	1.07		1.16		0.51	943
14.99	2.51	1,509	0.67		0.75		0.93	943
14.98	2.00	21,907	1.16		1.25		0.41	943

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (Loss) from Investment Operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	$8.63	$0.07		$0.08	$0.15	$(0.06)
2017 - Institutional	8.63	0.09		0.08	0.17	(0.09)
2017 - Service	8.67	0.05		0.09	0.14	(0.05)
2017 - IR	8.61	0.08		0.08	0.16	(0.08)
2017 - R6	8.63	0.09		0.09	0.18	(0.09)
2016 - A	8.72	0.02		(0.09)	(0.07)	(0.02)
2016 - Institutional	8.72	0.05		(0.09)	(0.04)	(0.05)
2016 - Service	8.76	0.01		(0.09)	(0.08)	(0.01)
2016 - IR	8.70	0.04		(0.09)	(0.05)	(0.04)
2016 - R6 (Commenced July 31, 2015)	8.69	0.03		(0.06)	(0.03)	(0.03)
2015 - A	8.76	0.01		(0.04)	(0.03)	(0.01)
2015 - Institutional	8.77	0.03		(0.05)	(0.02)	(0.03)
2015 - Service	8.81	—	(e)	(0.05)	(0.05)	— (e)
2015 - IR	8.75	0.03		(0.05)	(0.02)	(0.03)
2014 - A	8.78	0.02		(0.02)	—	(0.02)
2014 - Institutional	8.78	0.04		— (e)	0.04	(0.05)
2014 - Service	8.83	—	(e)	(0.01)	(0.01)	(0.01)
2014 - IR	8.77	0.04		(0.02)	0.02	(0.04)
2013 - A	8.77	0.04		— (e)	0.04	(0.03)
2013 - Institutional	8.77	0.07		— (e)	0.07	(0.06)
2013 - Service	8.81	0.03		0.01	0.04	(0.02)
2013 - IR	8.76	0.05		0.01	0.06	(0.05)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$8.72	1.79%	$11,303	0.65%		0.89%		0.76%		59%
8.71	1.97	429,019	0.36		0.55		1.05		59
8.76	1.58	491	0.86		1.05		0.55		59
8.69	1.87	632	0.44		0.62		0.91		59
8.72	2.11	10	0.36		0.53		1.05		59
8.63	(0.80)	10,680	0.70		0.88		0.22		71
8.63	(0.47)	360,939	0.36		0.54		0.56		71
8.67	(0.93)	551	0.84		1.04		0.11		71
8.61	(0.56)	663	0.45		0.63		0.47		71
8.63	(0.32)	10	0.36	(d)	0.53	(d)	0.55	(d)	71
8.72	(0.36)	18,565	0.66		0.90		0.12		64
8.72	(0.19)	503,652	0.36		0.56		0.38		64
8.76	(0.53)	145	0.73		1.07		0.05		64
8.70	(0.28)	996	0.45		0.65		0.32		64
8.76	(0.01)	43,550	0.72		0.95		0.20		130
8.77	0.45	378,958	0.38		0.59		0.50		130
8.81	(0.01)	255	0.85		1.10		0.05		130
8.75	0.24	1,570	0.47		0.69		0.43		130
8.78	0.44	47,438	0.74		0.96		0.44		286
8.78	0.78	158,132	0.40		0.62		0.79		286
8.83	0.41	160	0.89		1.12		0.38		286
8.77	0.69	1,018	0.49		0.71		0.63		286

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	$10.44	$0.18	$(0.04)	$0.14	$(0.14)	—	—	(0.14)
2017 - C	10.32	0.11	(0.05)	0.06	(0.07)	—	—	(0.07)
2017 - Institutional	10.55	0.22	(0.04)	0.18	(0.17)	—	—	(0.17)
2017 - IR	10.49	0.20	(0.03)	0.17	(0.16)	—	—	(0.16)
2017 - R	10.41	0.15	(0.04)	0.11	(0.11)	—	—	(0.11)
2017 - R6	10.55	0.21	(0.04)	0.17	(0.17)	—	—	(0.17)
2016 - A	10.39	0.10	0.01	0.11	(0.03)	—	(0.03)	(0.06)
2016 - C	10.31	0.04	—	0.04	(0.02)	—	(0.01)	(0.03)
2016 - Institutional	10.48	0.09	0.06	0.15	(0.05)	—	(0.03)	(0.08)
2016 - IR	10.43	0.12	0.01	0.13	(0.04)	—	(0.03)	(0.07)
2016 - R	10.38	0.04	0.04	0.08	(0.03)	—	(0.02)	(0.05)
2016- R6 (Commenced July 31,2015)	10.36	(0.03)	0.27	0.24	(0.03)	—	(0.02)	(0.05)
2015 - A	10.29	(0.05)	0.27	0.22	(0.12)	—	—	(0.12)
2015 - C	10.27	(0.10)	0.23	0.13	(0.09)	—	—	(0.09)
2015 - Institutional	10.36	0.03	0.22	0.25	(0.13)	—	—	(0.13)
2015 - IR	10.32	(0.04)	0.28	0.24	(0.13)	—	—	(0.13)
2015 - R	10.30	(0.12)	0.31	0.19	(0.11)	—	—	(0.11)
2014 - A	11.24	0.09	(0.83)	(0.74)	(0.02)	(0.16)	(0.03)	(0.21)
2014 - C	11.28	— (e)	(0.82)	(0.82)	—	(0.16)	(0.03)	(0.19)
2014 - Institutional	11.28	0.13	(0.83)	(0.70)	(0.03)	(0.16)	(0.03)	(0.22)
2014 - IR	11.25	0.11	(0.83)	(0.72)	(0.02)	(0.16)	(0.03)	(0.21)
2014 - R	11.27	0.01	(0.78)	(0.77)	(0.01)	(0.16)	(0.03)	(0.20)
2013 - A	11.16	0.04	0.56	0.60	(0.16)	(0.36)	—	(0.52)
2013 - C	11.20	(0.03)	0.55	0.52	(0.08)	(0.36)	—	(0.44)
2013 - Institutional	11.20	0.06	0.58	0.64	(0.20)	(0.36)	—	(0.56)
2013 - IR	11.17	0.03	0.60	0.63	(0.19)	(0.36)	—	(0.55)
2013 - R	11.19	— (e)	0.57	0.57	(0.13)	(0.36)	—	(0.49)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.44	1.32%	$78,713	0.68%		0.84%		1.69%		189%
10.31	0.59	6,512	1.43		1.60		1.06		189
10.56	1.70	202,452	0.34		0.50		2.11		189
10.50	1.64	12,523	0.43		0.59		1.87		189
10.41	1.07	18,094	0.93		1.09		1.45		189
10.55	1.62	723	0.32		0.47		2.00		189
10.44	1.09	39,525	0.70		0.89		1.02		171
10.32	0.39	6,420	1.45		1.64		0.37		171
10.55	1.42	119,876	0.35		0.56		0.85		171
10.49	1.29	2,697	0.45		0.64		1.18		171
10.41	0.79	10,128	0.95		1.15		0.42		171
10.55	2.37	10	0.34	(d)	0.60	(d)	(0.44	)(d)	171
10.39	2.09	38,976	0.69		0.96		(0.47)		161
10.31	1.25	8,161	1.44		1.71		(1.00)		161
10.48	2.40	72,940	0.35		0.62		0.29		161
10.43	2.27	2,526	0.45		0.71		(0.42)		161
10.38	1.81	7,085	0.95		1.22		(1.19)		161
10.29	(6.60)	37,940	0.63		0.84		0.88		262
10.27	(7.29)	10,173	1.38		1.59		(0.01)		262
10.36	(6.22)	91,483	0.29		0.50		1.19		262
10.32	(6.35)	2,021	0.38		0.59		1.03		262
10.30	(6.82)	4,707	0.88		1.10		0.10		262
11.24	5.37	73,665	0.62		0.81		0.39		230
11.28	4.57	19,203	1.38		1.56		(0.29)		230
11.28	5.71	276,216	0.28		0.46		0.53		230
11.25	5.63	3,617	0.37		0.55		0.24		230
11.27	5.10	2,023	0.87		1.05		0.02		230

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	$10.10	$0.11	$(0.06)	$0.05	$(0.16)	$—	$(0.16)
2017 - C	10.03	0.07	(0.06)	0.01	(0.12)	—	(0.12)
2017 - Institutional	10.07	0.14	(0.06)	0.08	(0.19)	—	(0.19)
2017 - Service	10.05	0.09	(0.06)	0.03	(0.14)	—	(0.14)
2017 - IR	10.10	0.14	(0.07)	0.07	(0.18)	—	(0.18)
2017 - R6	10.07	0.14	(0.06)	0.08	(0.19)	—	(0.19)
2016 - A	10.12	0.05	(0.01)	0.04	(0.06)	—	(0.06)
2016 - C	10.06	0.02	(0.02)	— (d)	(0.03)	—	(0.03)
2016 - Institutional	10.09	0.09	(0.01)	0.08	(0.10)	—	(0.10)
2016 - Service	10.08	0.04	(0.02)	0.02	(0.05)	—	(0.05)
2016 - IR	10.13	0.08	(0.02)	0.06	(0.09)	—	(0.09)
2016 - R6 (Commenced July, 2015)	10.09	0.06	(0.02)	0.04	(0.06)	—	(0.06)
2015 - A	10.17	0.07	(0.04)	0.03	(0.08)	—	(0.08)
2015 - C	10.11	0.03	(0.04)	(0.01)	(0.04)	—	(0.04)
2015 - Institutional	10.14	0.10	(0.03)	0.07	(0.12)	—	(0.12)
2015 - Service	10.13	0.05	(0.03)	0.02	(0.07)	—	(0.07)
2015 - IR	10.18	0.09	(0.03)	0.06	(0.11)	—	(0.11)
2014 - A	10.24	0.07	(0.06)	0.01	(0.08)	—	(0.08)
2014 - C	10.17	0.03	(0.05)	(0.02)	(0.04)	—	(0.04)
2014 - Institutional	10.21	0.10	(0.06)	0.04	(0.11)	—	(0.11)
2014 - Service	10.20	0.05	(0.06)	(0.01)	(0.06)	—	(0.06)
2014 - IR	10.25	0.09	(0.05)	0.04	(0.11)	—	(0.11)
2013 - A	10.30	0.04	(0.01)	0.03	(0.06)	(0.03)	(0.09)
2013 - C	10.23	0.01	(0.02)	(0.01)	(0.02)	(0.03)	(0.05)
2013 - Institutional	10.27	0.08	(0.01)	0.07	(0.10)	(0.03)	(0.13)
2013 - Service	10.25	0.03	— (d)	0.03	(0.05)	(0.03)	(0.08)
2013 - IR	10.30	0.07	— (d)	0.07	(0.09)	(0.03)	(0.12)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.99	$0.46	$138,612	0.82%		0.92%		1.08%		173%
9.92	0.06	28,292	1.22		1.67		0.68		173
9.96	0.80	1,045,066	0.47		0.58		1.42		173
9.94	0.30	26,697	0.97		1.08		0.93		173
9.99	0.72	24,378	0.56		0.67		1.36		173
9.96	0.82	73,716	0.45		0.56		1.44		173
10.10	0.44	173,879	0.81		0.91		0.52		227
10.03	(0.02)	33,934	1.17		1.66		0.17		227
10.07	0.78	1,089,297	0.47		0.57		0.86		227
10.05	0.18	30,608	0.97		1.07		0.37		227
10.10	0.59	17,850	0.56		0.66		0.77		227
10.07	0.42	73,976	0.45	(e)	0.55	(e)	0.84	(e)	227
10.12	0.33	220,814	0.82		0.91		0.67		185
10.06	(0.07)	36,722	1.22		1.67		0.27		185
10.09	0.67	1,003,694	0.48		0.57		1.00		185
10.08	0.17	33,015	0.98		1.08		0.51		185
10.13	0.58	13,505	0.57		0.66		0.91		185
10.17	0.10	277,312	0.82		0.91		0.65		211
10.11	(0.20)	48,324	1.22		1.66		0.26		211
10.14	0.44	1,043,676	0.48		0.57		1.00		211
10.13	(0.06)	38,818	0.98		1.07		0.49		211
10.18	0.35	18,018	0.57		0.66		0.91		211
10.24	0.32	471,348	0.81		0.89		0.42		640
10.17	(0.06)	69,496	1.19		1.64		0.05		640
10.21	0.66	1,133,613	0.47		0.55		0.77		640
10.20	0.26	53,464	0.97		1.05		0.27		640
10.25	0.67	24,501	0.56		0.64		0.68		640

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	$9.96	$0.16	$0.02	$0.18	$(0.18)	$—		$(0.18)
2017 - C	9.96	0.12	0.03	0.15	(0.15)	—		(0.15)
2017 - Institutional	9.98	0.19	0.03	0.22	(0.22)	—		(0.22)
2017 - IR	9.97	0.18	0.04	0.22	(0.21)	—		(0.21)
2017 - R	9.98	0.13	0.03	0.16	(0.16)	—		(0.16)
2017 - R6	9.97	0.19	0.04	0.23	(0.22)	—		(0.22)
2016 - A	10.10	0.16	(0.10)	0.06	(0.20)	—		(0.20)
2016 - C	10.10	0.12	(0.10)	0.02	(0.16)	—		(0.16)
2016 - Institutional	10.11	0.19	(0.08)	0.11	(0.24)	—		(0.24)
2016 - IR	10.11	0.18	(0.09)	0.09	(0.23)	—		(0.23)
2016 - R	10.11	0.13	(0.08)	0.05	(0.18)	—		(0.18)
2016 - R6 (commenced July 31, 2015)	10.07	0.13	(0.07)	0.06	(0.16)	—		(0.16)
2015 - A	10.17	0.10	(0.04)	0.06	(0.13)	—		(0.13)
2015 - C	10.17	0.06	(0.04)	0.02	(0.09)	—		(0.09)
2015 - Institutional	10.18	0.13	(0.03)	0.10	(0.17)	—		(0.17)
2015 - IR	10.18	0.13	(0.04)	0.09	(0.16)	—		(0.16)
2015 - R	10.18	0.08	(0.04)	0.04	(0.11)	—		(0.11)
2014 - A	10.17	0.12	0.01	0.13	(0.13)	—	(e)	(0.13)
2014 - C	10.17	0.08	0.01	0.09	(0.09)	—	(e)	(0.09)
2014 - Institutional	10.18	0.15	0.01	0.16	(0.16)	—	(e)	(0.16)
2014 - IR	10.18	0.15	— (e)	0.15	(0.15)	—	(e)	(0.15)
2014 - R	10.18	0.09	0.01	0.10	(0.10)	—	(e)	(0.10)
2013 - A	9.96	0.11	0.26	0.37	(0.13)	(0.03)		(0.16)
2013 - C	9.97	0.08	0.24	0.32	(0.09)	(0.03)		(0.12)
2013 - Institutional	9.97	0.14	0.26	0.40	(0.16)	(0.03)		(0.19)
2013 - IR	9.97	0.13	0.26	0.39	(0.15)	(0.03)		(0.18)
2013 - R	9.97	0.08	0.26	0.34	(0.10)	(0.03)		(0.13)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.96	1.86%	$9,259	0.79%		0.90%		1.56%		165%
9.96	1.46	954	1.19		1.66		1.16		165
9.98	2.21	560,818	0.45		0.56		1.90		165
9.98	2.22	1,457	0.54		0.65		1.84		165
9.98	1.62	32	1.04		1.14		1.32		165
9.98	2.30	10	0.45		0.59		1.91		165
9.96	0.62	7,001	0.80		0.94		1.57		161
9.96	0.22	886	1.20		1.69		1.17		161
9.98	1.07	390,351	0.45		0.60		1.91		161
9.97	0.87	363	0.54		0.69		1.81		161
9.98	0.46	25	1.04		1.19		1.33		161
9.97	0.65	10	0.48	(d)	0.63	(d)	1.90	(d)	161
10.10	0.60	3,986	0.79		0.99		0.95		139
10.10	0.21	864	1.18		1.74		0.57		139
10.11	0.94	289,892	0.45		0.64		1.29		139
10.11	0.85	289	0.55		0.74		1.25		139
10.11	0.37	10	1.01		1.22		0.76		139
10.17	1.28	2,327	0.80		1.19		1.16		157
10.17	0.87	564	1.20		1.93		0.77		157
10.18	1.62	166,129	0.46		0.84		1.50		157
10.18	1.53	206	0.55		0.93		1.43		157
10.18	1.02	10	1.03		1.44		0.91		157
10.17	3.69	870	0.79		1.89		1.05		707
10.17	3.19	174	1.17		1.83		0.75		707
10.18	4.04	78,696	0.45		1.67		1.42		707
10.18	3.94	152	0.54		1.51		1.32		707
10.18	3.40	10	1.06		2.74		0.77		707

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From Investment Operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain		Total from investment operations	From net investment income	From net realized gains		Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A (Commenced October 31, 2016)	$10.01	$0.03		$0.01		$0.04	$(0.03)	$—	(d)	$(0.03)
2017 - Institutional	10.00	0.11		0.01		0.12	(0.10)	—	(d)	(0.10)
2017 - Administration	10.00	0.06		0.04		0.10	(0.08)	—	(d)	(0.08)
2017 - Preferred (Commenced October 31, 2016)	10.01	0.04		0.01		0.05	(0.04)	—	(d)	(0.04)
2016 - Institutional	10.00	0.06		—	(f)	0.06	(0.06)	—	(d)	(0.06)
2016 - Administration	10.00	0.04		—	(f)	0.04	(0.04)	—	(d)	(0.04)
2015 - Institutional	10.00	0.03		0.01		0.04	(0.04)	—		(0.04)
2015 - Administration	10.00	0.01		—	(f)	0.01	(0.01)	—		(0.01)
2014 - Institutional (Commenced February 28, 2014)	10.00	—	(f)	—	(f)	—	—	—		—
2014 - Administration (Commenced February 28, 2014)	10.00	—	(f)	—	(f)	—	—	—		—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Rounds to less than $0.01 per share.
(e)	Annualized.
(f)	Amount is less than $0.005 per share.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.02	0.42%	$25	0.51	%(e)	1.33	%(e)	0.75	%(e)	46%
10.02	1.22	265,690	0.15		1.20		1.08		46
10.02	0.97	132	0.41		1.49		0.60		46
10.02	0.52	25	0.27	(e)	1.11	(e)	0.95	(e)	46
10.00	0.61	15,082	0.19		2.10		0.63		39
10.00	0.37	25	0.43		2.44		0.35		39
10.00	0.36	100,009	0.19		4.62		0.35		40
10.00	0.10	25	0.42		4.87		0.12		40
10.00	—	9,976	0.19	(e)	4.30	(e)	0.10	(e)	—
10.00	—	25	0.44	(e)	4.55	(e)	(0.15	)(e)	—

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements

March 31, 2017

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Enhanced Income	A, Institutional, Administration, IR and R6	Diversified
Government Income	A, C, Institutional, Service, IR, R and R6	Diversified
High Quality Floating Rate	A, Institutional, Service, IR and R6	Diversified
Inflation Protected Securities	A, C, Institutional, IR, R and R6	Diversified
Short Duration Government	A, C, Institutional, Service, IR and R6	Diversified
Short Duration Income	A, C, Institutional, IR, R and R6	Diversified
Short-Term Conservative Income**	A*, Institutional, Administration and Preferred*	Diversified

*	Commenced operations on October 31, 2016.
**	Formerly known as Goldman Sachs Limited Maturity Obligations Fund. Effective July 29, 2016, the Fund changed its name to the Goldman Sachs Short-Term Conservative Income Fund.

Class A Shares of the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government, Short Duration Income and Short-Term Conservative Income Funds are sold with a front-end sales charge of up to 1.50%, 3.75%, 1.50%, 3.75%, 1.50%, 1.50% and 1.50%, respectively. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00% (0.65% for Short Duration Government and Short Duration Income Funds), which is imposed on redemptions made within 12 months of purchase. Institutional, Administration, Preferred, Service, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (each, an “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized

120

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Investment Income Dividends		Capital Gains Distributions
Fund	Declared	Paid	Declared and Paid
Enhanced Income	Daily	Monthly	Annually
High Quality Floating Rate	Daily	Monthly	Annually
Short Duration Government	Daily	Monthly	Annually
Inflation Protected Securities	Quarterly	Quarterly	Annually
Government Income	Daily	Monthly	Annually
Short Duration Income	Daily	Monthly	Annually
Short-Term Conservative Income	Daily	Monthly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

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Notes to Financial Statements (continued)

March 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued using available market quotations as provided by a third party pricing vendor or broker. Prior to October 11, 2016, such securities were valued at amortized cost. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

iv.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss.

v.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

vi.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

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March 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

Short Term Investments — Short-term investments having a maturity of 60 days or less are valued using available market quotations as provided by a third party pricing vendor or broker. Prior to October 11, 2016, such securities were valued at amortized cost. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

ii.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the

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Notes to Financial Statements (continued)

March 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2017:

ENHANCED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$232,150,561	$—
Asset-Backed Securities	—	127,228,085	—
U.S. Treasury Obligations	71,833,308	—	—
Investment Company	1,138	—	—
Short-term Investments	—	39,944,533	—
Total	$71,834,446	$399,323,179	$—

Derivative Type
Assets(a)
Futures Contracts	$1,002,481	$—	$—
Liabilities(a)
Futures Contracts	$(95,251)	$—	$—

GOVERNMENT INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$151,125,837	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	144,170,228	27,771,421	—
Asset-Backed Securities	—	39,982,056	—
Municipal Debt Obligation	—	2,406,080	—
Government Guarantee Obligations	—	7,786,315	—
Investment Company	6,774,554	—	—
Total	$150,944,782	$229,071,709	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(9,045,469)	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GOVERNMENT INCOME (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Futures Contracts	$40,334	$—	$—
Interest Rate Swap Contracts	—	2,022,070	—
Total	$40,334	$2,022,070	$—
Liabilities(a)
Futures Contracts	$(52,242)	$—	$—
Interest Rate Swap Contracts	—	(19,413)	—
Total	$(52,242)	$(19,413)	$—

HIGH QUALITY FLOATING RATE

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$799,125	$—
Mortgage-Backed Obligations	—	181,629,788	—
Asset-Backed Securities	—	156,259,196	250,000
Government Guarantee Obligation	—	4,089,480	—
U.S. Treasury Obligations	23,658,799	—	—
Short-term Investments	—	70,800,000	—
Total	$23,658,799	$413,577,589	$250,000

Derivative Type
Assets(a)
Futures Contracts	$113,552	$—	$—
Interest Rate Swap Contracts	—	65,242	—
Total	$113,552	$65,242	$—
Liabilities(a)
Futures Contracts	$(108,802)	$—	$—
Interest Rate Swap Contracts	—	(81,974)	—
Total	$(108,802)	$(81,974)	$—

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Notes to Financial Statements (continued)

March 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INFLATION PROTECTED SECURITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
U.S. Treasury Obligations	$309,317,964	$—	$—
Investment Company	12,583,961	—	—
Total	$321,901,925	$—	$—

Derivative Type
Assets(a)
Futures Contracts	$327,595	$—	$—
Interest Rate Swap Contracts	—	1,371,068	—
Total	$327,595	$1,371,068	$—
Liabilities(a)
Futures Contracts	$(193,370)	$—	$—
Interest Rate Swap Contracts	—	(1,049,153)	—
Total	$(193,370)	$(1,049,153)	$—

SHORT DURATION GOVERNMENT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$603,829,625	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	739,746,875	59,405,226	—
Government Guarantee Obligation	—	19,731,741	—
Investment Company	55,325	—	—
Total	$739,802,200	$682,966,592	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(49,699,373)	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION GOVERNMENT (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Futures Contracts	$4,112,135	$—	$—
Interest Rate Swap Contracts	—	6,795,528	—
Total	$4,112,135	$6,795,528	$—
Liabilities(a)
Futures Contracts	$(415,433)	$—	$—
Interest Rate Swap Contracts	—	(180,499)	—
Total	$(415,433)	$(180,499)	$—

SHORT DURATION INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$245,407,177	$—
Mortgage-Backed Obligations	—	67,621,514	729,627
U.S. Treasury Obligations and/or Other U.S. Government Agencies	56,519,776	2,696,841	—
Asset-Backed Securities	—	139,065,674	350,000
Foreign Debt Obligations	—	31,860,658	—
Structured Notes	—	886,186	—
Municipal Debt Obligations	—	3,762,736	—
Investment Company	9,001	—	—
Short-term Investments	—	24,651,763	—
Total	$56,528,777	$515,952,549	$1,079,627
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(13,554,374)	$—

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Notes to Financial Statements (continued)

March 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION INCOME (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$1,840,233	$—
Futures Contracts	872,690	—	—
Interest Rate Swap Contracts	—	915,498	—
Credit Default Swap Contracts	—	40,975	—
Total	$872,690	$2,796,706	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(4,600,770)	$—
Futures Contracts	(8,386)	—	—
Interest Rate Swap Contracts	—	(785,441)	—
Credit Default Swap Contracts	—	(6,882)	—
Total	$(8,386)	$(5,393,093)	$—

SHORT-TERM CONSERVATIVE INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$87,526,178	$—
Municipal Debt Obligations	—	731,162	—
Investment Company	20,184,970	—	—
Short-term Investments	—	161,688,078	—
Total	$20,184,970	$249,945,418	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of March 31, 2017. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Enhanced Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$1,002,481	(a)	Variation margin on certain derivative contracts	$(95,251)	(a)

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4. INVESTMENTS IN DERIVATIVES (continued)

Government Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$2,062,404	(a)	Variation margin on certain derivative contracts	$(71,655)	(a)

High Quality Floating Rate
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$178,794	(a)	Variation margin on certain derivative contracts	$(190,776)	(a)

Inflation Protected Securities
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$1,698,663	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(1,242,523)	(a)

Short Duration Government Fund
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$10,907,663	(a)	Variation margin on certain derivative contracts	$(595,932)	(a)

Short Duration Income Fund
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$1,788,188	(a)	Variation margin on certain derivative contracts	$(793,827)	(a)
Credit	Receivable for unrealized gain on swap contracts	40,975		Payable for unrealized loss on swap contracts	(6,882)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	1,840,233		Payable for unrealized loss on forward foreign currency exchange contracts	(4,600,770)
Total		$3,669,396			$(5,401,479)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only variation margin as of March 31, 2017 is reported in the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

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Notes to Financial Statements (continued)

March 31, 2017

4. INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Enhanced Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$1,691,825	$1,479,800	971

Government Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contract/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(131,224)	$1,948,420	361

High Quality Floating Rate
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$369,583	$115,087	488

Inflation Protected Securities
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$1,724,288	$511,001	730

Short Duration Government
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts /Net change in unrealized gain (loss) on futures contracts and swap contracts	$1,928,193	$16,299,116	10,212

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4. INVESTMENTS IN DERIVATIVES (continued)

Short Duration Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts	$1,230,688	$882,783	1,305
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(1,108,996)	34,093	2
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	8,128	(2,951,306)	462
Total		$129,820	$(2,034,430)	1,769

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2017.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

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Notes to Financial Statements (continued)

March 31, 2017

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of March 31, 2017:

Short Duration Income Fund
	Derivative Assets(1)		Derivative Liabilities(1)
Counterparty	Forward Currency Contracts	Total	Forward Currency Contracts	Options Written	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Morgan Stanley & Co. International PLC	$1,840,233	$1,840,233	$(4,600,770)	$—	$(4,600,770)	$(2,760,537)	$—	$(2,760,537)
Total	$1,840,233	$1,840,233	$(4,600,770)	$—	$(4,600,770)	$(2,760,537)	$—	$(2,760,537)

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended March 31, 2017, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Enhanced Income	0.25%	0.23%	0.22%	0.22%	0.22%	0.25%	0.24%[1]
Government Income	0.54	0.49	0.47	0.46	0.45	0.54	0.52	[1]
High Quality Floating Rate	0.40	0.36	0.34	0.33	0.32	0.40	0.31	[1]
Inflation Protected Securities	0.33	0.30	0.28	0.27	0.26	0.33	0.26	[1]
Short Duration Government	0.50	0.45	0.43	0.42	0.41	0.49	0.43	[1]
Short Duration Income	0.40	0.36	0.34	0.33	0.32	0.40	0.40
Short-Term Conservative Income	0.25	0.25	0.25	0.25	0.25	0.25	0.14	[1]

(1)	GSAM agreed to waive a portion of its management fee rates, set forth in the Funds’ most recent prospectuses. In addition, the Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. These waivers will be effective through at least July 29, 2017 for the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities and Short Duration Government Funds, and through at least October 31, 2017 for the Short-Term Conservative Income Fund, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the fiscal year ended March 31, 2017, the management fee waived by GSAM was for each Fund as follows:

Fund	Management Fee Waived
Enhanced Income	$16,368
Government Income	27,735
High Quality Floating Rate	12,341
Inflation Protected Securities	3,357
Short Duration Government	80,837
Short Duration Income	9,929
Short-Term Conservative Income	7,052

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal account maintenance to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Services Shares of the Funds.

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution Plan	0.25%	0.75%	0.50%	—
Service Plan	—	—	—	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum capon “service fees” imposed by the Financial Industry Regulatory Authority.

Goldman Sachs has agreed to waive a portion of the distribution and service fees applicable to the Short Duration Government Fund’s and Short Duration Income Fund’s Class C Shares in an amount equal to a minimum of 0.35% as an annual percentage rate of the average daily net assets. These arrangements will remain in place through July 29, 2017, for Short Duration Government and Short Duration Income Funds. Prior to such date Goldman Sachs may not terminate the arrangement without the approval of the trustees.

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Notes to Financial Statements (continued)

March 31, 2017

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended March 31, 2017, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Enhanced Income	$146	N/A
Government Income	3,225	$—
High Quality Floating Rate	273	N/A
Inflation Protected Securities	3,236	—
Short Duration Government	2,096	—
Short Duration Income	175	—
Short-Term Conservative Income	—	N/A

D.  Administration, Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Administration, Service and/or Shareholder Administration Plans to allow Administration, Preferred, Class C and Service Shares, as applicable, to compensate service organizations (including Goldman Sachs) for providing varying levels of account administration and/or personal and account maintenance services to their customers who are beneficial owners of such shares. The Administration, Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25%, 0.10%, 0.25% and 0.25% of the average daily net assets attributable to Administration, Preferred, Class C or Service Shares of the Funds respectively, and as applicable.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional, Administration, Preferred and Service Shares.

Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.03% as an annual percentage rate of the average daily net assets attributable to Institutional, Administration and Preferred Shares of the Short-Term Conservative Income Fund. This arrangement will remain in effect through at least October 31, 2017, and prior to such date, the Investment Advisor may not terminate the arrangement without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government, Short Duration Income and Short-Term Conservative Income Funds are 0.064%, 0.004%, 0.014%, 0.044%, 0.004%, 0.014% and 0.004% respectively. These Other Expense limitations will remain in place through at least July 29, 2017 for the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government, and Short Duration Income Funds, and through at least October 31, 2017 for the Short-Term Conservative Income Fund, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended March 31, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Class C Distribution and Service Fees	Service Class Fees	Transfer Agency Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Enhanced Income	$16,380	N/A	N/A	N/A	$62,944	$79,324
Government Income	67,022	$—	$—	$—	515,229	582,251
High Quality Floating Rate	363,920	N/A	—	N/A	363,765	727,685
Inflation Protected Securities	169,984	—	N/A	N/A	212,614	382,598
Short Duration Government	766,754	110,682	—	N/A	628,761	1,506,197
Short Duration Income	9,929	3,560	N/A	N/A	530,980	544,469
Short-Term Conservative Income	67,754	N/A	N/A	14,865	552,856	635,475

G.  Line of Credit Facility — As of March 31, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2017, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the fiscal year ended March 31, 2017 , Goldman Sachs earned $19,836, $18,728, $21,875, $155,671 and $39,616 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Government and Short Duration Income Funds, respectively.

As of March 31, 2017 The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class A, Preferred, Administration, Class R and Class R6 Shares of the following funds:

Fund	Class A	Preferred	Administration	Class R	Class R6
Enhanced Income	—%	N/A	—%	—%	100%
High Quality Floating Rate	—	N/A	N/A	—	100
Short Duration Income	—	N/A	N/A	33	100
Short-Term Conservative Income	100	100	19	—	N/A

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Notes to Financial Statements (continued)

March 31, 2017

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the fiscal year ended March 31, 2017:

Fund	Market Value 3/31/2016	Purchases at Cost	Proceeds from Sales	Market Value 3/31/2017	Dividend Income
Enhanced Income	$13,611,674	$315,005,176	$(328,615,712)	$1,138	$32,437
Government Income	41,191,012	244,426,630	(278,843,088)	6,774,554	53,685
High Quality Floating Rate	845,857	116,862,913	(117,708,770)	—	22,553
Inflation Protected Securities	—	75,255,563	(62,671,602)	12,583,961	10,665
Short Duration Government	52,021,460	741,675,148	(793,641,283)	55,325	190,697
Short Duration Income	—	210,492,480	(210,483,479)	9,001	26,914
Short-Term Conservative Income	—	170,900,968	(150,715,998)	20,184,970	20,599

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2017, were:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Enhanced Income	$219,634,902	$179,083,620	$223,075,686	$175,300,797
Government Income	1,871,433,507	23,725,608	1,907,095,985	18,916,768
High Quality Floating Rate	168,451,745	46,451,894	(163,416,604)	52,304,298
Inflation Protected Securities	568,680,127	—	444,422,892	—
Short Duration Government	2,371,096,797	—	2,379,533,980	—
Short Duration Income	644,946,484	233,972,191	620,473,819	135,610,747
Short-Term Conservative Income	—	70,104,959	—	9,716,648

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7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2017 was as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Short Duration Government	Short Duration Income	Short-Term Conservative Income
Distribution paid from:
Ordinary income	$6,104,828	$7,103,518	$3,991,500	$3,592,318	$25,138,733	$10,750,422	$649,597
Net long-term capital gains	—	—	—	—	—	—	1,564
Total taxable distributions	$6,104,828	$7,103,518	$3,991,500	$3,592,318	$25,138,733	$10,750,422	$651,161
Tax return of capital	$—	$—	$—	$—	$—	$32,688	$—

The tax character of distributions paid during the fiscal year ended March 31, 2016 was as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Short Duration Government	Short Duration Income	Short-Term Conservative Income
Distribution paid from:
Ordinary income	$3,404,586	$6,798,914	$2,469,365	$503,642	$12,927,893	$7,941,957	$72,460
Net long-term capital gains	—	—	—	—	—	—	302
Total taxable distributions	$3,404,586	$6,798,914	$2,469,365	$503,642	$12,927,893	$7,941,957	$72,762
Tax return of capital	$—	$—	$—	$430,247	$—	$—	$—

As of March 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Short Duration Government	Short Duration Income	Short-Term Conservative Income
Undistributed ordinary income — net	$731,350	$600,118	$174,611	$545,714	$1,568,932	$—	$9,740
Undistributed long-term capital gains	—	—	—	—	—	—	5,957
Total undistributed earnings	$731,350	$600,118	$174,611	$545,714	$1,568,932	$—	$15,697
Capital loss carryforwards(1)(2):
Expiring 2018	(1,658,767)	—	(21,924,176)	—	—	—	—
Expiring 2019	(9,056,394)	—	(2,415,726)	—	—	—	—
Perpetual Short-Term	(2,734,357)	—	(3,563,835)	—	(16,424,692)	(2,792,172)	—
Perpetual Long-Term	(2,134,556)	(2,911,095)	(2,442,499)	(10,058,885)	(8,018,304)	(960,476)	—
Total capital loss carryforwards	$(15,584,074)	$(2,911,095)	$(30,346,236)	$(10,058,885)	$(24,442,996)	$(3,752,648)	$—
Timing differences (Income Distributions Payable, Qualified Late Year Loss Deferral/Post October Loss Deferral and Straddle Loss Deferrals)	$(315,920)	$(8,951,901)	$(89,115)	$(5,112,812)	$(2,280,647)	$(4,275,709)	$(630)
Unrealized gains (losses) — net	(75,669)	3,830,082	954,857	422,071	3,130,027	2,637,078	114,093
Total accumulated earnings (losses) net	$(15,244,313)	$(7,432,796)	$(29,305,883)	$(14,203,912)	$(22,024,684)	$(5,391,279)	$129,160

(1)	Expiration occurs on March 31 of the year indicated.
(2)	The Enhanced Income, Government Income and Inflation Protected Securities Funds utilized $1,726,239, $2,009,768 and $2,639,921, respectively, of capital losses in the current fiscal year.

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Notes to Financial Statements (continued)

March 31, 2017

7. TAX INFORMATION (continued)

As of March 31, 2017, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Short Duration Government	Short Duration Income	Short-Term Conservative Income
Tax Cost	$471,233,294	$378,156,292	$436,514,799	$321,801,769	$1,426,228,484	$571,073,236	$270,016,295
Gross unrealized gain	1,084,837	6,098,028	1,942,940	911,023	12,435,635	5,001,334	150,849
Gross unrealized loss	(1,160,506)	(4,237,829)	(971,351)	(810,867)	(15,895,327)	(2,513,617)	(36,756)
Net unrealized gains (losses) on securities	$(75,669)	$1,860,199	$971,589	$100,156	$(3,459,692)	$2,487,717	$114,093
Net unrealized gain (loss) on other investments	—	1,969,883	(16,732)	321,915	6,589,719	149,361	—
Net unrealized gains (losses)	$(75,669)	$3,830,082	$954,857	$422,071	$3,130,027	$2,637,078	$114,093

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts and foreign currency contracts, and differences in the tax treatment of inflation protected securities, swap transactions, premium amortization and the accretion of market discount.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from difference in the tax treatment of swaps, return of capital, paydown gains and losses, inflation protected securities, foreign currency transactions, and premium/discount.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Enhanced Income	$—	$87,725	$(87,725)
Government Income	—	(2,256,290)	2,256,290
High Quality Floating Rate	—	(128,475)	128,475
Inflation Protected Securities	—	(82,675)	82,675
Short Duration Government	—	(6,765,259)	6,765,259
Short Duration Income	(32,688)	(1,257,462)	1,290,150
Short Term Conservative Income	—	—	—

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Funds will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Funds’ investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

141

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2017

8. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

State/Territory Specific Risk — A Fund’s investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect a Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

142

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Enhanced Income Fund

	For the Fiscal Year Ended March 31, 2017		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,857,539	$17,507,617	1,428,858	$13,417,198
Reinvestment of distributions	30,009	282,967	12,866	120,931
Shares redeemed	(1,881,726)	(17,737,553)	(1,453,812)	(13,655,585)
	5,822	53,031	(12,088)	(117,456)
Institutional Shares
Shares sold	26,269,317	247,264,987	16,823,744	157,931,792
Reinvestment of distributions	600,804	5,658,892	333,421	3,130,494
Shares redeemed	(25,689,052)	(241,913,887)	(20,744,761)	(194,695,614)
	1,181,069	11,009,992	(3,587,596)	(33,633,328)
Administration Shares
Shares sold	1,409	13,317	1,230	11,577
Reinvestment of distributions	156	1,470	83	785
Shares redeemed	(31)	(292)	(4,378)	(41,223)
	1,534	14,495	(3,065)	(28,861)
Class IR Shares
Shares sold	164,095	1,544,944	55,920	523,747
Reinvestment of distributions	1,230	11,577	295	2,766
Shares redeemed	(18,125)	(170,657)	(36,226)	(339,641)
	147,200	1,385,864	19,989	186,872
Class R6 Shares
Shares sold	—	—	1,065	10,000
Reinvestment of distributions	13	122	5	46
	13	122	1,070	10,046
NET INCREASE (DECREASE)	1,335,638	$12,463,504	(3,581,690)	$(33,582,727)

143

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2017

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Government Income Fund

	For the Fiscal Year Ended March 31, 2017		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,339,231	$34,861,561	2,757,056	$41,029,897
Reinvestment of distributions	147,912	2,206,362	151,531	2,255,327
Shares redeemed	(3,927,352)	(58,319,497)	(4,415,679)	(65,630,582)
	(1,440,209)	(21,251,574)	(1,507,092)	(22,345,358)
Class C Shares
Shares sold	128,304	1,918,650	234,557	3,495,152
Reinvestment of distributions	5,134	76,594	4,969	73,963
Shares redeemed	(363,745)	(5,402,702)	(318,355)	(4,739,254)
	(230,307)	(3,407,458)	(78,829)	(1,170,139)
Institutional Shares
Shares sold	2,859,730	42,444,540	2,711,748	40,309,477
Reinvestment of distributions	145,993	2,173,070	137,339	2,041,193
Shares redeemed	(3,970,697)	(59,161,539)	(5,466,655)	(81,149,434)
	(964,974)	(14,543,929)	(2,617,568)	(38,798,764)
Service Shares
Shares sold	1,063,072	15,891,144	1,172,338	17,411,763
Reinvestment of distributions	49,547	736,597	43,315	642,952
Shares redeemed	(1,098,798)	(16,323,408)	(967,368)	(14,345,997)
	13,821	304,333	248,285	3,708,718
Class IR Shares
Shares sold	174,833	2,588,434	111,845	1,657,033
Reinvestment of distributions	6,455	96,202	5,013	74,577
Shares redeemed	(181,072)	(2,674,055)	(63,749)	(945,972)
	216	10,581	53,109	785,638
Class R Shares
Shares sold	415,366	6,180,039	425,658	6,328,632
Reinvestment of distributions	19,670	292,887	18,668	277,493
Shares redeemed	(440,427)	(6,574,699)	(545,240)	(8,104,139)
	(5,391)	(101,773)	(100,914)	(1,498,014)
Class R6 Shares
Shares sold	1,434,687	21,480,958	6,843	101,730
Reinvestment of distributions	2,564	37,884	56	830
Shares redeemed	(238,272)	(3,502,014)	(681)	(10,218)
	1,198,979	18,016,828	6,218	92,342
NET DECREASE	(1,427,865)	$(20,972,992)	(3,996,791)	$(59,225,577)

144

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	High Quality Floating Rate Fund

	For the Fiscal Year Ended March 31, 2017		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	490,063	$4,255,096	268,896	$2,332,096
Reinvestment of distributions	8,740	75,835	3,668	31,827
Shares redeemed	(439,772)	(3,814,544)	(1,163,753)	(10,096,622)
	59,031	516,387	(891,189)	(7,732,699)
Institutional Shares
Shares sold	21,389,109	185,639,848	25,116,988	218,159,211
Reinvestment of distributions	444,341	3,853,445	266,728	2,312,685
Shares redeemed	(14,439,282)	(125,261,719)	(41,316,997)	(358,569,999)
	7,394,168	64,231,574	(15,933,281)	(138,098,103)
Service Shares
Shares sold	4,536	39,548	58,198	506,586
Reinvestment of distributions	259	2,261	33	289
Shares redeemed	(12,282)	(106,672)	(11,181)	(97,538)
	(7,487)	(64,863)	47,050	409,337
Class IR Shares
Shares sold	461,146	4,002,495	17,634	152,712
Reinvestment of distributions	678	5,870	439	3,800
Shares redeemed	(466,081)	(4,044,531)	(55,488)	(481,146)
	(4,257)	(36,166)	(37,415)	(324,634)
Class R6 Shares
Shares sold	—	—	1,152	10,005
Reinvestment of distributions	12	105	4	36
Shares redeemed	—	—	(1)	(5)
	12	105	1,155	10,036
NET INCREASE (DECREASE)	7,441,467	$64,647,037	(16,813,680)	$(145,736,063)

145

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2017

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Inflation Protected Securities Fund

	For the Fiscal Year Ended March 31, 2017		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,137,720	$64,356,868	1,919,139	$19,436,281
Reinvestment of distributions	36,119	380,915	15,030	152,912
Shares redeemed	(2,422,621)	(25,249,121)	(1,898,542)	(19,261,741)
	3,751,218	39,488,662	35,627	327,452
Class C Shares
Shares sold	194,145	2,007,153	64,133	647,593
Reinvestment of distributions	3,883	40,607	1,782	17,940
Shares redeemed	(188,610)	(1,944,434)	(234,814)	(2,366,611)
	9,418	103,326	(168,899)	(1,701,078)
Institutional Shares
Shares sold	12,155,834	128,368,047	6,625,274	68,085,667
Reinvestment of distributions	163,111	1,734,872	47,129	483,173
Shares redeemed	(4,512,429)	(47,748,255)	(2,268,186)	(23,379,812)
	7,806,516	82,354,664	4,404,217	45,189,028
Class IR Shares
Shares sold	1,077,076	11,326,781	101,055	1,029,384
Reinvestment of distributions	10,811	114,254	1,673	17,086
Shares redeemed	(152,305)	(1,597,337)	(87,896)	(900,041)
	935,582	9,843,698	14,832	146,429
Class R Shares
Shares sold	1,264,559	13,253,493	574,807	5,819,903
Reinvestment of distributions	10,417	109,601	3,263	33,099
Shares redeemed	(510,408)	(5,315,894)	(287,875)	(2,925,732)
	764,568	8,047,200	290,195	2,927,270
Class R6 Shares
Shares sold	95,852	1,016,183	966	10,005
Reinvestment of distributions	429	4,547	5	49
Shares redeemed	(28,762)	(306,327)	(1)	(5)
	67,519	714,403	970	10,049
NET INCREASE	13,334,821	$140,551,953	4,576,942	$46,899,150

146

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Government Fund

	For the Fiscal Year Ended March 31, 2017		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,483,263	$55,000,242	5,721,906	$57,714,502
Reinvestment of distributions	221,921	2,227,866	112,654	1,138,005
Shares redeemed	(9,045,563)	(90,708,076)	(10,425,574)	(105,160,973)
	(3,340,379)	(33,479,968)	(4,591,014)	(46,308,466)
Class C Shares
Shares sold	547,584	5,458,642	1,063,310	10,638,380
Reinvestment of distributions	28,591	285,188	7,203	72,327
Shares redeemed	(1,107,353)	(11,032,410)	(1,338,564)	(13,413,955)
	(531,178)	(5,288,580)	(268,051)	(2,703,248)
Institutional Shares
Shares sold	36,016,772	359,978,903	59,321,436	597,247,475
Reinvestment of distributions	1,924,227	19,255,534	1,043,806	10,509,661
Shares redeemed	(41,184,025)	(411,807,517)	(51,599,651)	(518,548,097)
	(3,243,026)	(32,573,080)	8,765,591	89,209,039
Service Shares
Shares sold	250,520	2,497,637	473,382	4,761,548
Reinvestment of distributions	32,302	322,839	12,922	129,961
Shares redeemed	(642,450)	(6,421,284)	(716,831)	(7,202,010)
	(359,628)	(3,600,808)	(230,527)	(2,310,501)
Class IR Shares
Shares sold	1,621,351	16,234,155	1,372,296	13,828,039
Reinvestment of distributions	31,377	315,054	12,996	131,322
Shares redeemed	(979,649)	(9,843,710)	(951,432)	(9,606,561)
	673,079	6,705,499	433,860	4,352,800
Class R6 Shares
Shares sold	2,145,703	21,476,675	7,713,263	77,288,338
Reinvestment of distributions	143,712	1,437,852	23,990	241,012
Shares redeemed	(2,234,523)	(22,322,205)	(387,742)	(3,888,118)
	54,892	592,322	7,349,511	73,641,232
NET INCREASE (DECREASE)	(6,746,240)	$(67,644,615)	11,459,370	$115,880,856

147

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2017

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Income Fund

	For the Fiscal Year Ended March 31, 2017		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	636,155	$6,378,842	693,433	$6,929,912
Reinvestment of distributions	14,882	148,449	11,710	116,822
Shares redeemed	(424,568)	(4,243,009)	(397,093)	(3,944,976)
	226,469	2,284,282	308,050	3,101,758
Class C Shares
Shares sold	65,996	659,046	203,649	2,023,283
Reinvestment of distributions	1,461	14,584	1,455	14,507
Shares redeemed	(60,659)	(604,754)	(201,695)	(2,006,266)
	6,798	68,876	3,409	31,524
Institutional Shares
Shares sold	32,159,975	321,271,093	26,143,317	261,819,925
Reinvestment of distributions	1,058,544	10,584,047	775,096	7,752,382
Shares redeemed	(16,149,802)	(161,182,576)	(16,457,764)	(164,996,929)
	17,068,717	170,672,564	10,460,649	104,575,378
Class IR Shares
Shares sold	129,767	1,296,666	28,126	282,715
Reinvestment of distributions	1,780	17,768	805	8,047
Shares redeemed	(21,875)	(218,302)	(21,185)	(212,178)
	109,672	1,096,132	7,746	78,584
Class R Shares
Shares sold	705	7,034	1,437	14,304
Reinvestment of distributions	45	447	24	241
	750	7,481	1,461	14,545
Class R6 Shares
Shares sold	—	—	994	10,005
Reinvestment of distributions	22	219	16	161
Shares redeemed	—	—	(1)	(5)
	22	219	1,009	10,161
NET INCREASE	17,412,428	$174,129,554	10,782,324	$107,811,950

148

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short-Term Conservative Income Fund

	For the Fiscal Year Ended March 31, 2017		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares(a)
Shares sold	2,497	$25,000	—	$—
Reinvestment of distributions	8	78	—	—
	2,505	25,078	—	—
Institutional Shares
Shares sold	30,537,052	305,812,237	500,502	5,000,015
Reinvestment of distributions	63,974	640,640	7,270	72,671
Shares redeemed	(5,590,179)	(55,974,235)	(2)	(15)
	25,010,847	250,478,642	507,770	5,072,671
Administration Shares
Shares sold	610,512	6,105,296	1	5
Reinvestment of distributions	480	4,798	9	91
Shares redeemed	(600,326)	(6,003,821)	(1)	(5)
	10,666	106,273	9	91
Preferred Shares(a)
Shares sold	2,498	25,005	—	—
Reinvestment of distributions	11	105	—	—
Shares redeemed	(1)	(5)	—	—
	2,508	25,105	—	—
NET INCREASE	25,026,526	$250,635,098	507,779	$5,072,762

(a)	Commenced operations on October 31, 2016.

149

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

Goldman Sachs Short Duration and Government Fixed Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Enhanced Income Fund, the Goldman Sachs Government Income Fund, the Goldman Sachs High Quality Floating Rate Fund, the Goldman Sachs Inflation Protected Securities Fund, the Goldman Sachs Short Duration Government Fund, the Goldman Sachs Short Duration Income Fund, and the Goldman Sachs Short-Term Conservative Income Fund (formerly known as Goldman Sachs Limited Maturity Obligations Fund) (collectively the “Funds”), funds of the Goldman Sachs Trust, as of March 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 25, 2017

150

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2017 (unaudited)

As a shareholder of Class A, Class C, Institutional, Administration, Service, Class IR, Class R or Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Administration, Service, Class IR, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 31, 2016, through March 3, 2017 which represents a period of 182 days of a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Income Fund				Government Income Fund				High Quality Floating Rate Fund				Inflation Protected Securities Fund
Share Class	Beginning Account Value 10/1/16	Ending Account Value 3/31/17		Expenses Paid for the 6 months ended 3/31/17*	Beginning Account Value 10/1/16	Ending Account Value 3/31/17		Expenses Paid for the 6 months ended 3/31/17*	Beginning Account Value 10/1/16	Ending Account Value 3/31/17		Expenses Paid for the 6 months ended 3/31/17*	Beginning Account Value 10/1/16	Ending Account Value 3/31/17		Expenses Paid for the 6 months ended 3/31/17*
Class A
Actual	$1,000.00	$1,005.60		$3.45	$1,000.00	$976.50		$4.48	$1,000.00	$1,009.40		$3.51	$1,000.00	$986.40		$3.37
Hypothetical 5% return	1,000.00	1,021.49	+	3.48	1,000.00	1,020.39	+	4.58	1,000.00	1,021.44	+	3.53	1,000.00	1,021.54	+	3.43
Class C
Actual	N/A	N/A		N/A	1,000.00	972.90		8.17	N/A	N/A		N/A	1,000.00	983.70		7.07
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,016.65	+	8.35	N/A	N/A		N/A	1,000.00	1,017.80	+	7.19
Institutional
Actual	1,000.00	1,007.30		1.75	1,000.00	978.10		2.81	1,000.00	1,009.90		1.80	1,000.00	988.20		1.69
Hypothetical 5% return	1,000.00	1,023.19	+	1.77	1,000.00	1,022.09	+	2.87	1,000.00	1,023.14	+	1.82	1,000.00	1,023.24	+	1.72
Administration
Actual	1,000.00	1,006.00		3.00	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,021.94	+	3.02	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Preferred
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Service
Actual	N/A	N/A		N/A	1,000.00	975.60		5.27	1,000.00	1,008.50		4.31	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.60	+	5.39	1,000.00	1,020.64	+	4.33	N/A	N/A		N/A
Class IR
Actual	1,000.00	1,006.80		2.20	1,000.00	977.70		3.25	1,000.00	1,009.40		2.15	1,000.00	987.80		2.13
Hypothetical 5% return	1,000.00	1,022.74	+	2.22	1,000.00	1,021.64	+	3.33	1,000.00	1,022.79	+	2.17	1,000.00	1,022.79	+	2.17
Class R
Actual	N/A	N/A		N/A	1,000.00	974.60		5.71	N/A	N/A		N/A	1,000.00	985.30		4.60
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.15	+	5.84	N/A	N/A		N/A	1,000.00	1,020.29	+	4.68
Class R6
Actual	1,000.00	1,007.40		1.72	1,000.00	977.50		2.71	1,000.00	1,011.10		1.91	1,000.00	988.20		1.59
Hypothethical 5% return	1,000.00	1,023.22	+	1.73	1,000.00	1,022.19	+	2.77	1,000.00	1,023.04	+	1.92	1,000.00	1,023.34	+	1.61

151

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

	Short Duration Government Fund					Short Duration Income Fund				Short-Term Conservative Income Fund
Share Class	Beginning Account Value 10/1/16		Ending Account Value 3/31/17		Expenses Paid for the 6 months ended 3/31/17*	Beginning Account Value 10/1/16	Ending Account Value 3/31/17		Expenses Paid for the 6 months ended 3/31/17*	Beginning Account Value 10/1/16	Ending Account Value 3/31/17		Expenses Paid for the 6 months ended 3/31/17*
Class A
Actual	$1,000.00		$1,000.00		$4.04	$1,000.00	$1,000.60		$3.94	$1,000.00	$1,004.20		$2.11
Hypothetical 5% return	1,000.00		1,020.89	+	4.08	1,000.00	1,020.99	+	3.98	1,000.00	1,018.58	+	2.13
Class C
Actual	1,000.00		998.00		6.03	1,000.00	998.60		5.93	N/A	N/A		N/A
Hypothetical 5% return	1,000.00		1,018.90	+	6.09	1,000.00	1,019.00	+	5.99	N/A	N/A	+	N/A
Institutional
Actual	1,000.00		1,001.70		2.35	1,000.00	1,002.30		2.25	1,000.00	1,006.50		0.75
Hypothetical 5% return	1,000.00		1,022.59	+	2.37	1,000.00	1,022.69	+	2.27	1,000.00	1,024.18	+	0.76
Administration
Actual	N/A		N/A		N/A	N/A	N/A		N/A	1,000.00	1,005.20		2.00
Hypothetical 5% return	N/A		N/A		N/A	N/A	N/A		N/A	1,000.00	1,022.94	+	2.02
Preferred
Actual	N/A		N/A		N/A	N/A	N/A		N/A	1,000.00	1,005.20		1.12
Hypothetical 5% return	N/A		N/A		N/A	N/A	N/A		N/A	1,000.00	1,019.57	+	1.13
Service
Actual	1,000.00		999.20		4.83	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00		1,020.10	+	4.89	N/A	N/A		N/A	N/A	N/A		N/A
Class IR
Actual	1,000.00		1,000.30		2.79	1,000.00	1,002.80		2.70	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	+	1,022.14	+	2.82	1,000.00	1,022.24	+	2/72	N/A	N/A		N/A
Class R
Actual	N/A		N/A		N/A	1,000.00	999.30		5.18	N/A	N/A		N/A
Hypothetical 5% return	N/A		N/A		N/A	1,000.00	1,019.75	+	5.24	N/A	N/A		N/A
Class R6
Actual	1,000.00		1,001.80		2.25	1,000.00	1,002.20		2.05	N/A	N/A		N/A
Hypothethical 5% return	1,000.00		1,022.69	+	2.27	1,000.00	1,022.89	+	2.07	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Administration	Preferred	Service	Class IR	Class R	Class R6
Enhanced Income+	0.69%	N/A	0.35%	0.60%	N/A	N/A	0.44%	N/A	0.34%
Government Income+	0.91	1.66%	0.57	N/A	N/A	1.07%	0.66	1.16%	0.55
High Quality Floating Rate+	0.70	N/A	0.36	N/A	N/A	0.86	0.43	N/A	0.38
Inflation Protected Securities+	0.68	1.43	0.34	N/A	N/A	N/A	0.43	0.93	0.32
Short Duration Government+	0.81	1.21	0.47	N/A	N/A	0.97	0.56	N/A	0.45
Short Duration Income+	0.79	1.19	0.45	N/A	N/A	N/A	0.54	1.04	0.41
Short-Term Conservative Income+	0.51	N/A	0.15	0.40	0.27%	N/A	N/A	N/A	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

152

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 75	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Chairman of the Board of Trustees, Goldman Sachs Trust II (2012-2016), Goldman Sachs MLP Income Opportunities Fund (2013-2016), Goldman Sachs MLP and Energy Renaissance Fund (2014-2016), and Goldman Sachs ETF Trust (2014-2016); Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs BDC, Inc.; and Goldman Sachs Private Middle Market Credit LLC.

				106	None
Kathryn A. Cassidy Age: 63	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Diana M. Daniels Age: 67	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Herbert J. Markley Age: 66	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Jessica Palmer Age: 68	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None

153

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 56	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a ceiling materials manufacturer) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				104	Armstrong World Industries, Inc. (a ceiling materials manufacturer)
Gregory G. Weaver Age: 65	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	Verizon Communications Inc.

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	138	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2017, Goldman Sachs Trust consisted of 90 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

154

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 48	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of March 31, 2017, except for with respect to Joseph F. DiMaria, for whom information is provided as of May 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

155

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Short Duration and Government Fixed Income Funds Tax Information (Unaudited)

Pursuant to Section 871(k) of the Internal Revenue Code, the Inflation Protected Securities Fund designates $3,592,318 as interest-related dividends paid during the year ended March 31, 2017.

Pursuant to Section 852 of the Internal Revenue Code, the Short-Term Conservative Income Fund designates $1,564 or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended March 31, 2017.

156

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.17 trillion in assets under supervision as of March 31, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund[4]
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Fixed Income Macro Strategies Fund

Fundamental Equity

∎	Growth and Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Focused Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Growth Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Dynamic U.S. Equity Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Dynamic Allocation Fund
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC
*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and

Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of March 31, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

© 2017 Goldman Sachs. All rights reserved. 91473-TEMPL-05/2017/SDFIAR-17/20K

Goldman Sachs Funds

Annual Report	March 31, 2017

Single Sector Fixed Income Funds
Dynamic Emerging Markets Debt
Emerging Markets Debt
High Yield
High Yield Floating Rate
Investment Grade Credit
Local Emerging Markets Debt
U.S. Mortgages

Goldman Sachs Single Sector Fixed Income Funds

∎	DYNAMIC EMERGING MARKETS DEBT

∎	EMERGING MARKETS DEBT

∎	HIGH YIELD

∎	HIGH YIELD FLOATING RATE

∎	INVESTMENT GRADE CREDIT

∎	LOCAL EMERGING MARKETS DEBT

∎	U.S. MORTGAGES

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

∎	Assess relative value among securities and sectors

∎	Leverage the vast resources of GSAM in selecting securities for each portfolio

∎	Team approach to decision making

∎	Manage risk by avoiding significant sector and interest rate bets

∎	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

∎	Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

∎	Capitalize on GSAM’s industry-renowned credit research capabilities

∎	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

1

MARKET REVIEW

Goldman Sachs Single Sector Fixed Income Funds

Market Review

During the 12 months ended March 31, 2017 (the “Reporting Period”), the performance of the global fixed income markets was driven by unexpected political events in the U.S. and abroad as well as by shifting expectations about global economic conditions and central bank monetary policy.

In the second quarter of 2016 when the Reporting Period began, spread (or non-government bond) sectors rallied on stabilization of commodities prices as well as on declining fears about slowing economic growth in China and the potential for a U.S. economic recession. Global interest rates broadly declined amid continued accommodative monetary policy from the world’s central banks. In the U.S., minutes from the Federal Reserve’s (the “Fed”) April 2016 policy meeting, released in mid-May 2016, suggested to many observers that policymakers might raise interest rates in June 2016 if U.S. economic growth strengthened, employment data firmed and inflation rose toward the Fed’s 2% target. In early June 2016, however, the release of weak May 2016 employment data raised concerns about the health of the U.S. economy, pushing down market expectations of a Fed interest rate hike. Indeed, the Fed did not raise interest rates at its June 2016 policy meeting. In the last week of June 2016, the unexpected “leave” vote in the U.K. referendum on membership in the European Union, popularly known as Brexit, renewed investor uncertainty about the path of global economic growth. Spread sectors withstood the Brexit vote relatively well, selling off at first but then recovering most of their losses afterwards. The U.S. dollar strengthened versus most global currencies during the second calendar quarter, though it weakened against the Japanese yen.

During the third calendar quarter, spread sectors continued to advance. Overall, global interest rates remained low, as the world’s central banks remained broadly accommodative. In July 2016, however, the Fed’s policy statement was more hawkish than most observers expected, reflecting cautious optimism amid the market’s relatively muted reaction to the Brexit referendum outcome and strengthening U.S. economic data. (Hawkish tends to suggest higher interest rates; opposite of dovish.) The July 2016 U.S. non-farm payrolls report showed 255,000 new jobs added, exceeding market expectations and countering a disappointing second quarter 2016 Gross Domestic Product (“GDP”) report that showed growth of 1.2%. The European Central Bank (“ECB”) kept interest rates unchanged during July 2016. The Bank of Japan (“BoJ”), meanwhile, fell short of market expectations with the announcement of an equity purchase program but no change to key monetary measures, such as an interest rate cut or increased government bond purchases. In August 2016, the Bank of England (“BoE”) unveiled a “timely, coherent and comprehensive package,” as described by Governor Mark Carney, which included a number of measures intended to help the U.K. economy navigate a post-Brexit environment. Although the ECB kept monetary policy unchanged during the month, the European and U.K. credit markets received technical, or supply/demand, support from the ongoing corporate bond purchases by their respective central banks. In the U.S., non-farm payroll gains moderated in August 2016 and manufacturing and services data weakened, but continued hawkish comments from the Fed boosted market expectations of a rate hike by the end of 2016. However, at its September 2016 policy meeting, the Fed kept short-term interest rates unchanged. In Japan, during September 2016, the BoJ announced a new “yield curve control” framework designed to steepen Japan’s government bond yield curve and alleviate the impact on financial institutions of low longer-term rates. (Yield curve indicates a spectrum of maturities.) During the third quarter of 2016, the U.S. dollar depreciated versus many world currencies.

In the fourth quarter of 2016, spread sectors generally outpaced government bond sectors. Commodity prices broadly stabilized, and crude oil prices rose following an agreement in

2

MARKET REVIEW

November 2016 by the Organization of the Petroleum Exporting Countries (“OPEC”) and non-OPEC producers to cut production, which provided support for energy issuers within the corporate credit market as well as for oil-exporting emerging potential economies. Also, the results of the November 2016 U.S. election signaled a regime change in monetary, fiscal and regulatory policy. Market expectations shifted toward a faster pace of Fed monetary policy tightening, increased fiscal stimulus and a potentially looser regulatory agenda. Soon after the U.S. election, global interest rates rose and the U.S. dollar strengthened versus most developed market and emerging market currencies. The U.S. economy strengthened, with strong job growth and increased consumer spending reported. In December 2016, the Fed raised the targeted federal funds rate 0.25% to a range of between 0.50% and 0.75%. The rate hike pushed U.S. Treasury yields higher, with a notable increase in shorter-term yields, and led to additional appreciation in the U.S. dollar. In the Eurozone, the ECB announced it would reduce its monthly pace of asset purchases starting in April 2017 but said it would maintain its monetary easing policies throughout 2017. Meanwhile, Italy voted to reject constitutional reforms, while the outcome of Austria’s election defied the populist tide that had claimed victories in the U.K. and U.S. during 2016.

During the first quarter of 2017, government bond sectors sold off and spread sectors generally posted gains. Investors focused on the prospect of pro-growth policies from the new U.S. administration, which helped boost business and consumer sentiment to near record levels, and also on the positive impact of earlier fiscal stimulus in China. Global purchasing managers’ indices pointed to solid expansion across the largest global economies, the U.S. in particular. In Europe, economic data strengthened and political risk remained contained, as markets weathered the official start of Brexit negotiations. The far right lost to centrists in the Netherlands’ election. In France, polls reflected a relatively low chance of victory for the far-right candidate in its upcoming presidential vote. Monetary policy presented few surprises during the first calendar quarter, as the ECB, BoJ and BoE kept policy unchanged. In March 2017, the ECB raised its economic growth and inflation forecast. The same month, Fed policymakers raised the targeted federal funds rate 0.25% to a range between 0.75% and 1.00%. Minutes from the meeting suggested the Fed might start reducing its balance sheet near the end of 2017. The U.S. dollar weakened versus many global currencies during the first calendar quarter.

For the Reporting Period overall, high yield corporate bonds and sovereign emerging markets debt generated double-digit gains, outperforming U.S. Treasuries by a wide margin. Investment grade corporate bonds also outpaced U.S. Treasuries. In addition, commercial mortgage-backed securities, agency securities, asset-backed securities and mortgage-backed securities outperformed U.S. Treasuries, though more modestly. The U.S. Treasury yield curve flattened during the Reporting Period, as yields on shorter- and intermediate-term maturities rose more than yields on longer-term maturities. The yield on the bellwether 10-year U.S. Treasury rose approximately 61 basis points to end the Reporting Period at 2.39%. (A basis point is 1/100th of a percentage point. A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows.)

Looking Ahead

At the end of the Reporting Period, we expected global economic growth to maintain positive momentum through 2017, with broad-based gains across both developed and emerging markets. Longer term, we are cautious about a possible slowdown in China’s economic growth and the potential impact on economies that are closely connected to China. In

3

MARKET REVIEW

developed markets, we believe a key issue will likely be the normalization of monetary policy after years of accommodation by central banks. A notable risk to our overall outlook is a potential pick-up in market volatility around political events that might upset consumer and business confidence.

In the U.S., we expect consumption-led economic growth of approximately 2.2% during 2017. A healthy labor market, we believe, should support wage growth and underpin consumption. In our view, core inflation is likely to remain stable in the coming months and tick up in the third quarter of 2017. On the monetary policy front, we expect two additional rate hikes by the Fed during 2017. We also expect to gain greater clarity on the Fed’s strategy for scaling back its balance sheet, which expanded markedly following the 2008 global financial crisis. We do not anticipate effects of any pro-growth regulatory and fiscal policies that might be implemented to materialize until 2018 at the earliest, and we remain alert to trade developments that could unsettle the longer-term outlook.

In Europe, uncertainty surrounding political events is likely, in our view, to weigh on economic growth and inflation in 2017. We see economic growth slowing from 1.6% to approximately 0.8% during 2017, though political uncertainty and the impact of Brexit pose additional downside risks. A complete break-up of the European monetary union seems unlikely to us in the near term, but we believe that rising populist influences pose a long-term risk to the European Union’s cohesion. Although overall unemployment is declining in Europe, youth unemployment remains high. We think the ECB is likely to remain accommodative but may begin to reduce its asset purchase program in 2018.

Regarding the U.K., we expect Brexit negotiations to weigh on consumption and investment in 2017. Consumption is likely to slow, we believe, as weakness in the British pound boosts inflation and depresses real incomes. In our view, uncertainty may well persist throughout the Brexit negotiation process. We believe that the BoE faces the prospect of higher inflation due to currency weakness and recovering oil prices, as well as weaker economic growth, as the implications of Brexit begin to play out. We do not anticipate additional easing in the near term and believe the BoE may tolerate an increase in inflation relative to their target, at least in the short term. We expect U.K. economic growth of approximately 1.2% in 2017, with inflation rising to 2.9%.

In Japan, we believe its economy appears strong, though consumption remains weak. We think economic growth has the potential to surprise to the upside, and our forecast is for approximately 1% in 2017, up from 0.7% in 2016. Recent growth has been led, in our opinion, by improvement in net exports and investment in housing. However, we think subdued wage growth expectations and weak consumer confidence are creating headwinds for consumption. Inflation is likely, we believe, to rise in 2017 because of energy base effects and currency weakness, but it should remain below the BoJ’s 2% target. (Base effects are the extent to which month-to-month changes in the inflation rate can be explained by eliminating the impact of changes in oil prices.) We expect the BoJ’s quantitative and qualitative easing measures, including its yield curve control framework, to remain in place for some time.

In China, we see risks from excessive debt levels and uncertainty ahead of its November 2017 leadership transition. We expect economic growth to slow to approximately 6.3% in 2017 from 6.7% in 2016, due to moderation in the nation’s property market, a weaker outlook for exports and the expiration of its tax cut on auto purchases. Consumption appears to have stabilized, but at lower levels. We believe China’s policymakers are prepared to act swiftly to support growth and preserve stability before its leadership transition, but their reliance on credit expansion could exacerbate existing problems. We also see potential for increased volatility arising from trade and foreign policy tensions with the U.S.

4

PORTFOLIO RESULTS

Goldman Sachs Dynamic Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Dynamic Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 7.76%, 6.95%, 8.00%, 8.04% and 7.50%, respectively. These returns compare to the 7.23% average annual total return of the Fund’s benchmark, the Dynamic Emerging Markets Debt Fund Composite Index (the “Index”), which is comprised 50% of the J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged), 25% of the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) and 25% of the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM) Broad Diversified Index (Gross, USD, Unhedged), during the same time period. The components of the Fund’s blended benchmark, the J.P. Morgan GBI-EMSM Global Diversified Index, J.P. Morgan EMBISM Global Diversified Index and J.P. Morgan CEMBISM Broad Diversified Index, generated average annual total returns of 5.47%, 8.92% and 8.69%, respectively, during the Reporting Period.

Q	What economic and market factors most influenced emerging markets debt as a whole during the Reporting Period?

A	Emerging markets debt as a whole recorded gains during the Reporting Period, benefiting from a global search for yield. Overall, the macro environment was supportive, with relatively stable energy prices, a seeming bottoming in China’s economic growth deceleration, a rebound in emerging markets economic growth relative to developed markets growth, and loosening financial conditions.

During the Reporting Period, external emerging markets debt, as represented by the J.P. Morgan EMBISM Global Diversified Index, returned 8.92%. Sovereign spreads (that is, the difference in yields between external emerging markets debt and U.S. Treasuries) tightened by approximately 99 basis points and ended the Reporting Period 310 basis points wider than U.S. Treasury securities. (A basis point is 1/100th of a percentage point.) The top performing emerging external debt markets in the J.P. Morgan EMBISM Global Diversified Index (in U.S. dollar terms1) were Venezuela (+40.75%), Zambia (+34.26%) and Iraq (+32.28%). The weakest performing countries were Mozambique (-18.34%), the Philippines (-1.86%) and Turkey (-1.57%).

Local emerging markets debt, as represented by the J.P. Morgan GBI-EMSM Global Diversified Index, posted a return of 5.47%, with approximately 2.89% due to changes in local interest rates and approximately 2.58% due to currency appreciation against the U.S. dollar. Among countries, on a total return basis, the top performers in the J.P. Morgan GBI-EMSM Global Diversified Index (in U.S. dollar terms) during the Reporting Period were Brazil (+39.45%), Russia (+34.87%) and South Africa (+21.78%). The weakest performing countries were Turkey (-17.99%), Malaysia (-10.02%) and Mexico (-8.71%).

Corporate emerging markets debt, as represented by the J.P. Morgan CEMBISM Broad Diversified Index, returned 8.69%. Corporate spreads (that is, the difference in yields between corporate emerging markets debt and U.S. Treasuries) tightened by approximately 137 basis points and closed the Reporting Period 295 basis points wider than U.S. Treasury securities. In terms of issuance, the emerging markets corporate bond sector saw approximately $129.0 billion of gross new issuance in 2016 and an additional $39.0 billion in the first quarter of 2017.[2] After reporting a global emerging

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

[2]	Source: J.P. Morgan.

5

PORTFOLIO RESULTS

markets corporate default rate of 3.1% for 2016 overall, J.P. Morgan forecast a more moderate rate of 2.1% for 2017.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund was helped by country and issue selection overall of emerging markets currencies and emerging markets external debt. Issue selection among emerging markets corporate bonds also added to relative performance. These results were offset somewhat by certain positions in emerging markets currencies, external emerging markets bonds and local emerging markets debt, which detracted from Fund performance.

Q	Which segments of emerging markets debt most significantly affected Fund performance?

A	The Fund benefited from its long positions in the Brazilian real, Argentinian peso and Russian ruble (implemented through the use of forward foreign currency exchange contracts) during the Reporting Period. Within external emerging markets debt, an overweight in Venezuela, which we decided to reduce during the Reporting Period, bolstered relative performance. The country successfully made bond payments in 2016, but we think there is high probability of default because of relatively lower oil prices. That said, the Fund maintained an overweight position at the end of the Reporting Period, as we think Venezuelan external bonds are fairly priced after taking into account the probability of default. Although the Fund’s overall exposure to local emerging markets debt added only modestly to results during the Reporting Period, an overweight in Brazilian local interest rates (accomplished through a combination of Brazilian index-linked bonds and derivative instruments) contributed meaningfully to relative returns.

Detracting from the Fund’s relative performance were long positions in the Mexican peso and Polish zloty (implemented through the use of forward foreign currency exchange contracts). The Fund was long the Mexican peso because we consider the currency attractive on a long-term valuation basis. We favored the Polish zloty because of what we consider to be healthy economic growth in the Eurozone and ongoing quantitative easing by the European Central Bank. In addition, the Fund’s underweight in Chinese external bonds (implemented through credit default swaps) detracted slightly from results. The positioning was a hedge against concerns we have about China’s shadow banking system, an increasing number of non-performing loans, economic growth deceleration and potential fallout due the U.S. elections. We also used the underweight as a hedge against broader macro risks, such as a possible economic downturn across the emerging markets. Within local emerging markets debt, the Fund was held back by its overweight in Mexican local interest rates (accomplished through investments in local emerging markets bonds and derivative instruments), which suffered in line with the Mexican peso during the Reporting Period. The Fund was overweight Mexican local interest rates because we believe the country’s central bank has been responding prudently to U.S. policy shocks.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s U.S. duration and yield curve positioning did not have a meaningful impact on relative returns during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of interest rates based on maturities of varying lengths.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund invested in U.S. Treasury futures, Eurodollar futures, forward foreign currency exchange contracts, interest rate swaps, total return swaps, credit default swaps, cross currency swaps, non-deliverable currency forwards and structured notes. U.S. Treasury futures were used to manage U.S. interest rate duration. Eurodollar futures were used to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Cross-currency swaps were employed to express relative value views on given currencies as well as our views on the direction of a country’s interest rates. Credit default swaps were used to implement specific credit-related investment strategies. Total return swaps and structured notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Non- deliverable currency forwards were used to gain exposure to a particular country and also to take advantage of relative value

6

PORTFOLIO RESULTS

opportunities. Derivatives may be used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, the use of forward foreign currency exchange contracts overall detracted from the Fund’s performance. We employed forward foreign currency exchange contracts to take long positions in the Mexican peso and the Polish zloty, which had a negative impact on performance. The use of forward foreign currency exchange contracts to take long positions in the Brazilian real and the Argentinian peso had a positive impact on performance. In addition, we used credit default swaps to gain exposure to Chinese external debt, which detracted from the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the size of the Fund’s already overweight position relative to the Index in Indonesian external debt. We considered Indonesia’s balance sheet solid and believed the quality of its fiscal deficit has been improving, with a reduction in the country’s subsidy bill and an increase in its infrastructure spending. As mentioned previously, we reduced the Fund’s overweight position in Venezuelan external debt. Although the country successfully made bond payments in 2016, we thought there was a high probability of default because of relatively lower oil prices. However, the Fund remained overweight at the end of the Reporting Period, as we think Venezuelan external bonds are fairly priced after taking into account the probability of default. In addition, during the Reporting Period, we decreased the Fund’s exposure to Mexican local interest rates and the Mexican peso, which had come under pressure following the U.S. presidential election due to some protectionist rhetoric. That said, we still deemed the Mexican peso cheap and anticipated a turnaround in the Mexican economy on the back of strong U.S. economic growth. Accordingly, the Fund maintained modest overweight positions in the Mexican peso and Mexican local interest rates at the end of the Reporting Period. Also, toward the end of the Reporting Period, we increased the Fund’s overweight in Brazilian local interest rates. We believe the Brazilian central bank has room to ease monetary policy further without undermining its credibility, and we expect real interest rates to trend lower as fiscal concerns diminish.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A

Within external emerging markets debt at the end of the Reporting Period, the Fund’s key overweight position relative to the Index was in Indonesia. Its largest underweight positions were in China and the Philippines. We had a favorable view of Indonesian external bonds based on that country’s solid balance sheet, including its modest debt to Gross Domestic Product (“GDP”) of approximately 27% and a drop in its fuel subsidy bill following reforms. Evidence of strong domestic growth, coupled with positive demographics, should also support the credit, in our view. Regarding China, while its pace of economic deceleration appears to have moderated, we remain mindful of any sharp downturn in the Chinese business cycle, which could be a headwind for the emerging markets overall. As for the Philippines, we believe fundamentals are solid, but we consider valuations stretched. Within local emerging markets debt, a top Fund overweight at the end of the Reporting Period was in Brazilian local interest rates. A large underweight was maintained in Malaysian local interest rates. Overall, the Fund had idiosyncratic underweight positions in countries, such as Malaysia, where we remain concerned about depletion of foreign exchange reserves, resolution of government contingent liabilities, and deterioration in trade balances. Within corporate emerging markets debt, Fund maintained a slight overweight relative to the Index in the consumer beverage sector at the end of the Reporting Period. It was underweight financials on concerns over limited disclosure about the quality of assets on company balance sheets, funding risks when banks rely on the wholesale funding markets, and macro risks. In addition, we have found that the performance of banking corporate emerging markets bonds tends to be highly correlated with the performance of sovereign government debt. At the end of the Reporting Period, we continued to favor defensive non-cyclicals, such as bottlers and high yield telecommunications issues that, in our view, often have spreads comparable with riskier cyclical names. Regionally, we note that valuations looked attractive to us in Latin American corporate emerging markets debt, but we see a higher potential for volatility. Political developments are likely to be a factor in the future performance of Brazil’s corporate bonds, and the outlook for

7

PORTFOLIO RESULTS

the country remained uncertain at the end of the Reporting Period, in our opinion.[3]

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	After the November 2016 U.S. elections, the road appeared bumpy for emerging markets countries. But at the end of the Reporting Period, we believed a number of factors would bolster investor sentiment for emerging markets debt in the near term. First, emerging economies are more resilient, we think, in the face of external shocks. Second, fundamentals continue to show signs of improvement, notably across some of the most vulnerable emerging economies (e.g., Brazil, Indonesia, India, South Africa and Turkey) where current account deficits have improved from 201 levels. Third, crude oil prices appear to have found some support, as members and non-members of the Organization of the Petroleum Exporting Countries (“OPEC”) honored production cuts that were agreed upon during the Reporting Period. This seemed likely, in our opinion, to buoy exporting credits and support the emerging markets broadly.

Overall, at the end of the Reporting Period, we continued to view emerging markets debt as a high quality source of yield. We also believed monetary policy divergence between emerging markets central banks and the Federal Reserve (“Fed”), as well as broader fiscal and monetary policy divergence within the emerging markets, could create opportunities in both local interest rates and emerging markets currencies. On balance, we think emerging markets economies have benefited relative to their developed markets

[3]	At the end of the Reporting Period, the Fund also held a position in municipal debt, which is not represented in the Index. On May 3, 2017, after the end of the Reporting Period, the governor of Puerto Rico and the FOMB filed a petition for a court-based bankruptcy process that will allow the commonwealth to enter a restructuring under Title III of PROMESA. The petition was in response to failed negotiations with creditors and the litigations that were filed. The only entity identified in the May 3rd filing was the commonwealth itself, which issues general obligation (“GO”) bonds. However, most observers expect other municipal debt, such as sales tax revenue bonds, to be affected. Other entities, including the Aqueduct and Sewer Authority (“PRASA”) and the Electric Authority (“PREPA”), are expected to be excluded from this filing and entered into Title VI consensual negotiations. The municipal bond market appeared to have anticipated the failure of negotiations, subsequent litigation and resulting Title III filing. Therefore, prices for GO and sales tax revenue bonds were relatively unchanged upon news of the filing.
counterparts from a) skepticism around the implementation of aggressive U.S. government policies to match the rhetoric of the new Administration; b) the likelihood there will be fewer surprises related to the pace of Fed policy and its impact on capital flows; and c) near-term political challenges in Europe.

In this environment, we think identifying investments that offer attractive risk-adjusted returns remains paramount. At the end of the Reporting Period, we favored countries with prudent fiscal management (where currencies have adjusted for lower oil prices) and idiosyncratic opportunities where valuations offer a strong potential risk-reward, in our view. We plan to closely monitor the evolution of U.S. foreign, trade and fiscal policy. In addition, given that China’s pace of economic deceleration seemed to have moderated at the end of the Reporting Period, we remain vigilant about any sharp downturn in the Chinese business cycle that could be a headwind for emerging markets countries.

8

FUND BASICS

Dynamic Emerging Markets Debt Fund

as of March 31, 2017

PERFORMANCE REVIEW
April 1, 2016– March 31, 2017	Fund Total Return (based on NAV)[1]	Dynamic Emerging Markets Debt Fund Composite Index[2]	J.P. Morgan GBI-EMSM Global Diversified Index[3]	J.P. Morgan EMBISM Global Diversified Index[4]	J.P. Morgan CEMBISM Broad Diversified Index[5]	30-Day Standardized Subsidized Yield[6]	30-Day Standardized Unsubsidized Yield[6]
Class A	7.76%	7.23%	5.47%	8.92%	8.69%	3.90%	1.25%
Class C	6.95	7.23	5.47	8.92	8.69	3.34	0.57
Institutional	8.00	7.23	5.47	8.92	8.69	4.42	1.64
Class IR	8.04	7.23	5.47	8.92	8.69	4.33	1.54
Class R	7.50	7.23	5.47	8.92	8.69	3.85	1.07

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Dynamic Emerging Markets Debt Fund Composite Index is comprised of the J.P. Morgan GBI-EMSM Global Diversified Index (50%), the J.P. Morgan EMBISM Global Diversified Index (25%), and the J.P. Morgan CEMBISM Broad Diversified Index (25%). The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The J.P. Morgan GBI-EMSM Global Diversified Index (with dividends reinvested) is an unmanaged index of debt instruments of 14 emerging countries. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The J.P. Morgan EMBISM Global Diversified Index is an unmanaged index of debt instruments of 50 emerging countries. The index figures do not reflect any deduction for fees or taxes. It is not possible to invest directly in an index.

[5]	The J.P. Morgan CEMBISM Broad Diversified Index tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging markets countries. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[6]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

9

FUND BASICS

STANDARDIZED TOTAL RETURNS[7]
For the period ended 3/31/17	One Year	Since Inception	Inception Date
Class A	2.89%	-1.19%	5/31/13
Class C	5.92	-0.68	5/31/13
Institutional	8.00	0.36	5/31/13
Class IR	8.04	0.24	5/31/13
Class R	7.50	-0.19	5/31/13

[7]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[8]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.23%	2.98%
Class C	1.99	3.79
Institutional	0.89	2.45
Class IR	0.98	2.63
Class R	1.48	3.18

[8]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

10

FUND BASICS

COUNTRY ALLOCATION[9]
	Percentage of Net Assets
	as of 3/31/17	as of 3/31/16
Brazil	8.1%	8.1%
Indonesia	6.2	7.0
Russia	5.1	4.5
South Africa	4.9	4.6
Argentina	4.7	1.5
Thailand	4.7	3.1
Peru	4.6	2.3
Poland	4.3	8.0
Turkey	4.2	3.4
Colombia	3.9	7.3
Other	36.4	30.8

[9]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table does not include repurchase agreements of 0.0% as of 3/31/17 and 6.6% as of 3/31/16 or investment companies of 2.8% as of 3/31/17 and 0.0% as of 3/31/16. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

11

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Performance Summary

March 31, 2017

The following graph shows the value, as of March 31, 2017, of a $1,000,000 investment made on May 31, 2013 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Dynamic Emerging Markets Debt Fund Composite Index, which is comprised of J.P. Morgan EMBISM Global Diversified Index, J.P. Morgan GBI-EMSM Global Diversified Index and J.P. Morgan CEMBISM Broad Diversified Index. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Dynamic Emerging Markets Debt Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from May 31, 2013 through March 31, 2017.

Average Annual Total Return through March 31, 2017	One Year	Since Inception
Class A (Commenced May 31, 2013)
Excluding sales charges	7.76%	0.00%
Including sales charges	2.89%	-1.19%

Class C (Commenced May 31, 2013)
Excluding contingent deferred sales charges	6.95%	-0.68%
Including contingent deferred sales charges	5.92%	-0.68%

Institutional Class (Commenced May 31, 2013)	8.00%	0.36%

Class IR (Commenced May 31, 2013)	8.04%	0.24%

Class R (Commenced May 31, 2013)	7.50%	-0.19%

12

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R6 Shares generated average annual total returns, without sales charges, of 8.79%, 7.98%, 9.15%, 9.05% and 9.17%, respectively. These returns compare to the 8.92% average annual total return of the Fund’s benchmark, the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) (the “Index”), during the same time period.

Q	What economic and market factors most influenced emerging markets debt as a whole during the Reporting Period?

A	External emerging markets debt posted solid gains during the Reporting Period. The advance was driven by a supportive macro environment characterized by relatively stable energy prices, a seeming bottoming in China’s economic growth deceleration, a rebound in emerging markets economic growth relative to developed markets growth, and loosening financial conditions — factors that generally drove a global search for yield.

During the Reporting Period, external emerging markets debt, as represented by the Index, returned 8.92%. Sovereign spreads (that is, the difference in yields between external emerging markets debt and U.S. Treasuries) tightened by approximately 99 basis points and closed the Reporting Period 310 basis points wider than U.S. Treasury securities. (A basis point is 1/100th of a percentage point.) The top performing emerging external debt markets in the Index (in U.S. dollar terms1) were Venezuela (+40.75%), Zambia (+34.26%) and Iraq (+32.28%). The weakest performing countries were Mozambique (-18.34%), the Philippines (-1.86%) and Turkey (-1.57%).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited from country and issue selection of external emerging markets bonds. However, sector positioning within external bonds detracted from performance versus the Index. Sector positioning within emerging markets corporate bonds and local emerging markets debt added to relative results. Also enhancing performance was our active currency management (accomplished through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies). In addition, our U.S. duration strategy contributed positively. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	Which segments of emerging markets debt most significantly affected Fund performance?

A	The Fund was helped by its overweight position compared to the Index in Venezuelan external bonds, which we decided to reduce during the Reporting Period. Although the country successfully made bond payments in 2016, we think there is high probability of default because of relatively lower oil prices. That said, the Fund maintained an overweight position at the end of the Reporting Period, as we think Venezuelan external bonds are fairly priced after taking into account the probability of default. Additionally, the Fund’s overweight position in Turkish external debt bolstered relative returns. Turkey has relatively low levels of debt and a small fiscal deficit. We were watchful about potential risks, as the country’s current account deficit is large and its politics remain volatile. Also, during the Reporting Period, the Fund benefited from its long positions in the Brazilian

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

13

PORTFOLIO RESULTS

real and Russian ruble (implemented through the use of forward foreign currency exchange contracts) as well as from its overweight in Brazilian local interest rates (accomplished through a combination of Brazilian index-linked bonds and derivative instruments).

Conversely, the Fund was hurt during the Reporting Period by its underweight in Chinese external debt (implemented via credit default swaps). This positioning was a hedge against concerns we have about China’s shadow banking system, an increasing number of non-performing loans, economic growth deceleration and potential fallout due to the U.S. elections. We also used the underweight as a hedge against broader macro risks, such as a possible economic downturn across the emerging markets. In addition, during the Reporting Period, a long position in the Polish zloty (implemented through the use of forward foreign currency exchange contracts) detracted from results. We favored the currency because of what we consider to be healthy economic growth in the Eurozone and ongoing quantitative easing by the European Central Bank. In addition, during the Reporting Period, the Fund was hampered by a long position in the Mexican peso (implemented through the use of forward foreign currency exchange contracts) and an overweight in Mexican local interest rates (accomplished through investments in local emerging markets bonds and derivative instruments). The Fund was long the Mexican peso because we consider the currency attractive on a long-term valuation basis, and it was overweight Mexican local interest rates because we believe the country’s central bank has been responding prudently to U.S. policy shocks. Elsewhere, during the Reporting Period, the Fund’s short position in the Malaysian ringgit (implemented through the use of forward foreign currency exchange contracts) was a drag on relative returns.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s U.S. duration strategy enhanced relative returns. More specifically, the Fund benefited from its short duration position on the U.S. Treasury yield curve. We adopted the position because we expected the Federal Reserve (“Fed”) to continue raising short-term interest rates. The Fund’s U.S. yield curve positioning did not have a meaningful impact on relative performance. Yield curve indicates a spectrum of interest rates based on maturities of varying lengths.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in U.S. Treasury futures, Eurodollar futures, forward foreign currency exchange contracts, interest rate swaps, credit default swaps and structured notes. U.S. Treasury futures were used to manage U.S. interest rate duration. Eurodollar futures were used to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Credit default swaps and structured notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Derivatives may be used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, we employed forward foreign currency exchange contracts to take long positions in the Brazilian real and the Russian ruble, which contributed positively to the Fund’s returns. The use of forward foreign currency exchange contracts to assume long positions in the Mexican peso and, Polish zloty, as well as to take a short position in the Malaysian ringgit, detracted from performance. The Fund’s use of interest rate swaps to gain exposure to Brazilian local interest rates had a positive impact on results, while its use of interest rate swaps to express our views on Mexican local interest rates had a negative impact. In addition, during the Reporting Period, we utilized credit default swaps to gain exposure to Chinese external debt, which detracted from performance.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

During the Reporting Period, we eliminated the Fund’s short position in the Chinese yuan. The Fund was short the Chinese yuan during 2016 because we thought the currency would be vulnerable to a slowdown in China’s economic growth. We moved the Fund to a long position in the Chinese yuan at the beginning of 2017 after China’s policymakers tightened foreign exchange rules to control capital outflow, leading to supportive market technicals (supply/demand dynamics). As mentioned previously, we reduced the Fund’s overweight position relative to the Index in Venezuelan external debt.

14

PORTFOLIO RESULTS

Although the country successfully made bond payments in 2016, we thought there was a high probability of default because of relatively lower oil prices. The Fund maintained an overweight at the end of the Reporting Period, as we think Venezuelan external bonds are fairly priced after taking into account the probability of default. In addition, during the Reporting Period, we shifted the Fund from an underweight in Turkish external bonds to a small overweight position based on our views of valuations and the country’s fiscal position. Turkey’s current account deficit is moderate, but it has been improving in recent years and we are confident in the country’s continued ability to finance it. Moreover, Turkey’s debt to Gross Domestic Product (“GDP”) ratio is relatively low, and we believe the country’s debt dynamics are fundamentally strong. Also during the Reporting Period, we increased the Fund’s overweight position in Indonesian external debt because we believe the country’s balance sheet is solid, with improvement in its fiscal deficit, strong domestic growth and demographics, healthy foreign exchange reserves, and a stable political environment.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in Indonesian, Dominican Republic and Argentinian external emerging markets debt. Compared to the Index, its largest underweight positions were in Chinese, Philippine and Uruguayan external emerging markets debt. In terms of currencies, the Fund held long positions in the Czech Republic koruna, Polish zloty and Mexican peso. It had short positions in the Hong Kong dollar, Taiwanese dollar and South Korean won at the end of the Reporting Period.[2]

[2]	At the end of the Reporting Period, the Fund also held a position in municipal debt, which is not represented in the Index. On May 3, 2017, after the end of the Reporting Period, the governor of Puerto Rico and the FOMB filed a petition for a court-based bankruptcy process that will allow the commonwealth to enter a restructuring under Title III of PROMESA. The petition was in response to failed negotiations with creditors and the litigations that were filed. The only entity identified in the May 3rd filing was the commonwealth itself, which issues general obligation (“GO”) bonds. However, most observers expect other municipal debt, such as sales tax revenue bonds, to be affected. Other entities, including the Aqueduct and Sewer Authority (“PRASA”) and the Electric Authority (“PREPA”), are expected to be excluded from this filing and entered into Title VI consensual negotiations. The municipal bond market appeared to have anticipated the failure of negotiations, subsequent litigation and resulting Title III filing. Therefore, prices for GO and sales tax revenue bonds were relatively unchanged upon news of the filing.
Q	What is the Fund’s tactical view and strategy for the months ahead?

A	After the November 2016 U.S. elections, the road appeared bumpy for emerging markets countries. But at the end of the Reporting Period, we believed a number of factors would bolster investor sentiment for emerging markets debt in the near term. First, emerging economies are more resilient, we think, in the face of external shocks. Second, fundamentals continue to show signs of improvement, notably across some of the most vulnerable emerging economies (e.g., Brazil, Indonesia, India, South Africa and Turkey) where current account deficits have improved from 2013 levels. Third, crude oil prices appeared to have found some support, as members and non-members of the Organization of the Petroleum Exporting Countries (“OPEC”) honored production cuts that were agreed upon during the Reporting Period. This seemed likely, in our opinion, to buoy exporting credits and support the emerging markets broadly.

Overall, at the end of the Reporting Period, we continued to view emerging markets debt as a high quality source of yield. We also believed monetary policy divergence between emerging markets central banks and the Fed, as well as broader fiscal and monetary policy divergence within the emerging markets, could create opportunities in both local interest rates and emerging markets currencies. On balance, we think emerging markets economies have benefited relative to their developed markets counterparts from the: a) skepticism around the implementation of aggressive U.S. government policies to match the rhetoric of the new Administration; b) the likelihood there will be fewer surprises related to the pace of Fed policy and its impact on capital flows; and c) near-term political challenges in Europe.

In this environment, we think identifying investments that offer attractive risk-adjusted returns remains paramount. At the end of the Reporting Period, we favored countries in the Central American/Caribbean region, such as the Dominican Republic, Costa Rica and Guatemala, that import oil and rely on American tourism. In our view, the Dominican Republic’s current account has improved materially on the back of lower oil prices. With a low debt to GDP ratio and an improving fiscal balance, we think the country’s debt dynamics are positive. Regarding Costa Rica, we note its government may need to implement greater fiscal reforms, but we believe the market has overly penalized the country, making valuations attractive. We retain a favorable view on Indonesian external bonds based on what we consider to be that country’s solid

15

PORTFOLIO RESULTS

balance sheet, including its modest debt to GDP ratio of approximately 27% and a drop in its fuel subsidy bill following reforms. Evidence of strong domestic growth, coupled with positive demographics, should also support the credit, in our view. In Eastern Europe, we plan to maintain the Fund’s underweight in Polish external debt because of what we consider to be less attractive valuations and because we think the country’s budget deficit might increase in 2017. In addition, at the end of the Reporting Period, we maintained idiosyncratic underweights in countries such as Malaysia and the Philippines. In Malaysia, we are concerned about depletion of foreign exchange reserves, uncertainty surrounding the resolution of government contingent liabilities, and deterioration in trade balances. In the Philippines, we believe fundamentals are solid but consider valuations stretched.

16

FUND BASICS

Emerging Markets Debt Fund

as of March 31, 2017

PERFORMANCE REVIEW
April 1, 2016–March 31, 2017	Fund Total Return (based on NAV)[1]	J.P. Morgan EMBISM Global Diversified Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	8.79%	8.92%	4.01%	3.98%
Class C	7.98	8.92	3.45	3.42
Institutional	9.15	8.92	4.54	4.51
Class IR	9.05	8.92	4.45	4.42
Class R6	9.17	8.92	4.56	4.53

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) is an unmanaged index of debt instruments of 50 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

17

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	3.87%	4.27%	6.24%	8.39%	8/29/03
Class C	6.94	4.45	5.94	6.28	9/29/06
Institutional	9.15	5.60	7.09	9.14	8/29/03
Class IR	9.05	5.50	N/A	6.36	7/30/10
Class R6	9.17	N/A	N/A	8.15	7/31/15

[4]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.23%	1.27%
Class C	1.98	2.02
Institutional	0.89	0.93
Class IR	0.98	1.02
Class R6	0.87	0.92

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

18

FUND BASICS

COUNTRY ALLOCATION[6]
	Percentage of Net Assets
	as of 3/31/17	as of 3/31/16
Indonesia	10.0%	5.1%
Mexico	6.8	5.5
Argentina	6.0	0.0
Turkey	5.5	0.0
Dominican Republic	4.5	5.1
United States	4.6	8.3
Brazil	4.2	3.9
Colombia	3.9	3.6
Hungary	3.6	4.4
Ecuador	2.8	0.0
Other	41.5	58.4

[6]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table does not include repurchase agreements of 0.0% as of 3/31/17 and 6.7% as of 3/31/16 or investment companies of 0.4% as of 3/31/17 and 0.0% as of 3/31/16. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

19

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Performance Summary

March 31, 2017

The following graph shows the value, as of March 31, 2017, of a $1,000,000 investment made on April 1, 2007 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the J.P. Morgan EMBISM Global Diversified Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR, and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Emerging Markets Debt Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2007 through March 31, 2017.

Average Annual Total Return through March 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 29, 2003)
Excluding sales charges	8.79%	5.24%	6.73%	8.75%
Including sales charges	3.87%	4.27%	6.24%	8.39%

Class C (Commenced September 29, 2006)
Excluding contingent deferred sales charges	7.98%	4.45%	5.94%	6.28%
Including contingent deferred sales charges	6.94%	4.45%	5.94%	6.28%

Institutional Class (Commenced August 29, 2003)	9.15%	5.60%	7.09%	9.14%

Class IR (Commenced July 30, 2010)	9.05%	5.50%	N/A	6.36%

Class R6 (Commenced July 31, 2015)	9.17%	N/A	N/A	8.15%

20

PORTFOLIO RESULTS

Goldman Sachs High Yield Fund

Investment Objective

The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated average annual total returns, without sales charges, of 15.06%, 14.02%, 15.24%, 14.70%, 15.33%, 14.60% and 15.25%, respectively. These returns compare to the 16.39% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the high yield corporate bond market as a whole during the Reporting Period?

A	When the Reporting Period began, high yield corporate bonds capped off a strong second quarter of 2016 with positive returns during June, as the market rebounded from a sell-off related to the U.K.’s vote to leave the European Union, popularly known as Brexit. Performance was driven by strength in commodity-related sectors and a rally in lower quality credits. The high yield corporate bond market maintained positive momentum through the third calendar quarter. The technical, or supply and demand, backdrop was supportive due to favorable global macroeconomic conditions and central bank policies and also because commodity price volatility remained contained. Although interest rate volatility picked up in November 2016, it eased during December, and high yield corporate bonds posted a small gain for the fourth calendar quarter amid supportive global macroeconomic conditions and tightening high yield credit spreads (yield differentials versus U.S. Treasuries of comparable maturity). The high yield corporate bond market performed well during the first quarter of 2017, in spite of a setback in March. Recovering oil prices and a drop in U.S. Treasury yields supported the asset class during January and February 2017, but investor sentiment weakened in March, driving high yield credit spreads wider. For the Reporting Period overall, high yield corporate bonds generated a double-digit gain.

Lower quality C-rated credits outperformed higher quality B-rated credits during the Reporting Period. Option adjusted spreads narrowed approximately 273 basis points, ending the Reporting Period at 383 basis points. (The option adjusted spread is a measurement tool for evaluating price differences between similar products with different embedded options. A basis point is 1/100th of a percentage point.) High yield corporate bonds outperformed high yield loans, as represented by the Credit Suisse Leveraged Loan Index.

In terms of issuance, approximately $286.2 billion of new high yield corporate bonds were priced during the 2016 calendar year, with refinancing the primary use of the proceeds. During the first quarter of 2017, approximately $98.7 billion of new high yield corporate bonds came to market. Refinancing remained the primary use for the proceeds during the first calendar quarter. With regard to demand, high yield corporate bond mutual funds experienced approximately $9.6 billion of investment inflows during 2016 overall. In the first quarter of 2017, investment flows were negative, with approximately $7.4 billion in outflows from high yield corporate bond mutual funds.[1] The default rate for high yield corporate bonds rose slightly during the Reporting Period, though it remained below the historical average. Defaults were dominated by energy companies and metals and mining issuers. The 12-month par-weighted default high yield corporate bond rate through March 31, 2017 was 1.90%. The figure as of March 31, 2016 was 3.18%.[2]

[1]	Source: J.P. Morgan, Bloomberg, Lipper FMI

[2]	Source: J.P. Morgan.

21

PORTFOLIO RESULTS

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund was hampered by its overall credit quality positioning relative to the Index. It benefited from its sector positioning and our individual issue selection.

Q	Which segments within high yield most significantly affected Fund performance?

A	The Fund was hurt by its higher credit quality bias during the Reporting Period. More specifically, the Fund’s underweight in lower quality CCC-rated credits and its overweight in higher quality BBB-rated credits detracted from relative returns, as lower quality credits outperformed higher quality credits during the Reporting Period. In addition, the Fund’s performance was limited by its exposure to high yield loans. Its cash holdings also dampened relative results amid the rally in the high yield corporate bond market during the Reporting Period.

In terms of sector positioning, the Fund’s overweight positions compared to the Index in cellular telecommunications bolstered relative returns. Underweights in health care, food and drug retailers, and apparel retailers also contributed positively. The Fund’s positions among corporate emerging markets bonds added further value. Conversely, overweight positions in media (particularly cable and satellite television) and building materials detracted from returns. The Fund’s underweights in metals and mining and gas distribution utilities also hurt relative results.

From an individual issue selection perspective, the Fund benefited from overweight positions in cellular telecommunications company Sprint, communications satellite services provider Intelsat, and oil and gas producer Chaparral Energy. It was hindered by its overweight positions in discount retailer rue21, iron ore mining firm Cliffs Natural Resources, and clothing company True Religion Apparel.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	During the Reporting Period, the Fund’s duration and yield curve positioning detracted slightly from performance versus the Index. More specifically, the Fund’s modestly short duration position compared to that of Index hampered results. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of interest rates based on maturities of varying lengths. The Fund’s duration strategy is primarily implemented via interest rate swaps and/or futures.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed forward foreign exchange currency contracts during the Reporting Period. Additionally, a specialized index of credit default swaps (“CDX”) was used to manage the beta of the Fund on an active basis. It was also used as a cost-efficient instrument to help manage the Fund’s cash position. We employ CDX contracts as a way to gain credit exposure by being short credit protection, when the Fund experiences significant cash inflows. The Fund used U.S. Treasury futures, Eurodollar futures and interest rate swaps to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Derivatives may be used in combination with cash securities to implement our views in the Fund. Overall, the use of derivatives did not have a material impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we eliminated the Fund’s short market beta positioning (that is, its broad underweight relative to the Index in riskier securities) and subsequently adopted long market beta positioning. In addition, we increased the Fund’s underweight in BB-rated credits and reduced its underweight in B-rated credits. Also during the Reporting Period, we shifted the Fund from an underweight to an overweight relative to the Index in the metals and mining sector and in non-cellular telecommunications. We moved it from an overweight to an underweight in commercial services. Additionally, we increased the Fund’s overweights in energy and technology and its underweight in retailing and apparel during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was overweight versus the Index in media, cable and satellite, telecommunications, metals and mining, building materials, and gaming and lodging. In addition, the Fund had greater exposure than it did at the beginning of the Reporting Period to energy-related credits. We expect the oil markets to

22

PORTFOLIO RESULTS

become better balanced due to increased demand for distillate products and gasoline as well as the likelihood, in our view, that the Organization of the Petroleum Exporting Countries (“OPEC”) will continue to limit its supply. Compared to the Index at the end of the Reporting Period, the Fund was underweight consumer non-cyclicals. Furthermore, the Fund held underweight positions in retail and health care at the end of the Reporting Period, as health care legislation is likely to remain in the spotlight and we expect continued scrutiny of pharmaceutical drug prices.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Given that high yield credit spreads widened during March 2017, we believed the case for high yield corporate bonds had improved at the end of the Reporting Period and thus our outlook for the asset class grew more positive. Overall, we expect high yield credit spreads to tighten in the near term due to a number of factors. The growth impulse in the U.S., which was already reflected in improved survey data and greater consumer optimism, has begun to show up in hard economic data, including improvements in capital spending, durable goods and housing reports, and the labor market. In addition, we believe that market participants expect corporate profits to continue expanding. Meanwhile, crude oil prices had increased near the end of the Reporting Period. Though the prices of many base metals had declined during the Reporting Period overall, we think commodity prices will be bolstered in the near term by expectations of demand growth as well as seasonal support.

Regarding defaults, we expect them to remain below their long-term averages at approximately 2.25% in 2017. The operating backdrop, in our view, is favorable for corporations even though the U.S. is in a more mature stage of the credit cycle.

At the end of the Reporting Period, the Fund held a modest overweight in high yield corporate bonds, with a focus on individual credit selection. We have sought to position the Fund to benefit from continued credit expansion and a modest default rate, while maintaining adequate liquidity to make adjustments under stressful market scenarios. Overall, we expect high yield corporate bonds to generate superior absolute returns over the near term. More specifically, we anticipate the asset class to produce returns of approximately 4.5% in 2017, especially as corporate fundamentals have improved, in our view, in recent months. We also think high yield loans and European high yield corporate bonds should provide attractive risk-adjusted returns. That said, European high yield corporate bonds are likely to face potential headwinds, including Brexit-related issues.

23

FUND BASICS

High Yield Fund

as of March 31, 2017

PERFORMANCE REVIEW
April 1, 2016–March 31, 2017	Fund Total Return (based on NAV)[1]	Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	15.06%	16.39%	4.64%	4.64%
Class C	14.02	16.39	4.13	4.13
Institutional	15.24	16.39	5.23	5.23
Service	14.70	16.39	4.72	4.72
Class IR	15.33	16.39	5.13	5.13
Class R	14.60	16.39	4.63	4.63
Class R6	15.25	16.39	5.25	5.25

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index, an unmanaged index, covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

24

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	9.95%	4.72%	5.15%	6.07%	8/1/97
Class C	12.97	4.89	4.84	5.55	8/15/97
Institutional	15.24	6.03	5.99	6.70	8/1/97
Service	14.70	5.53	5.46	6.16	8/1/97
Class IR	15.33	5.96	N/A	6.50	11/30/07
Class R	14.60	5.40	N/A	5.94	11/30/07
Class R6	15.25	N/A	N/A	5.38	7/31/15

[4]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.05%	1.06%
Class C	1.80	1.81
Institutional	0.71	0.72
Service	1.21	1.22
Class IR	0.80	0.81
Class R	1.30	1.31
Class R6	0.69	0.70

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

25

FUND BASICS

TOP TEN ISSUERS AS OF 3/31/17[6]
Company	% of Net Assets	Line of Business
Sprint Corp. (B/B3)	1.3%	Telecommunications – Cellular
HCA, Inc. (BBB-/Ba1)	0.8	Health Care – Services
Sprint Capital Corp. (B/B3)	0.7	Telecommunications – Cellular
Windstream Services LLC (B+/B2)	0.6	Telecommunications
Goldman Sachs Treasury Access 0-1 Year ETF (NR/NR)	0.6	Exchange Traded Funds
Frontier Communications Corp. (B+/B1)	0.6	Telecommunications
CCO Holdings LLC/CCO Holdings Capital Corp. (BB+/B1)	0.6	Media – Cable
CSC Holdings LLC (BB-/Ba1)	0.6	Media – Cable
MGM Resorts International (BB-/B1)	0.6	Gaming
Freeport-McMoRan, Inc. (BB-/B1)	0.6	Mining

[6]	The top 10 issuers may not be representative of the Fund’s future investments.

TOP INDUSTRY ALLOCATION[7]
	Percentage of Net Assets
	as of 3/31/17	as of 3/31/16
Telecommunications	14.1%	11.6%
Energy	11.0	8.0
Media	9.9	11.2
Health Care	8.6	9.9
Technology	6.7	4.5
Banks	5.2	3.8
Gaming	4.5	3.5
Mining	4.2	1.4
Utilities	2.9	3.0
Finance	2.5	6.1
Other	27.3	34.2

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include investment companies of 2.4% as of 3/31/17 and 3.5% as of 3/31/16. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

26

GOLDMAN SACHS HIGH YIELD FUND

Performance Summary

March 31, 2017

The following graph shows the value, as of March 31, 2017, of a $1,000,000 investment made on April 1, 2007 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR, Class R, and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

High Yield Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2007 through March 31, 2017.

Average Annual Total Return through March 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 1, 1997)
Excluding sales charges	15.06%	5.70%	5.64%	6.32%
Including sales charges	9.95%	4.72%	5.15%	6.07%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	14.02%	4.89%	4.84%	5.55%
Including contingent deferred sales charges	12.97%	4.89%	4.84%	5.55%

Institutional Class (Commenced August 1, 1997)	15.24%	6.03%	5.99%	6.70%

Service Class (Commenced August 1, 1997)	14.70%	5.53%	5.46%	6.16%

Class IR (Commenced November 30, 2007)	15.33%	5.96%	N/A	6.50%

Class R (Commenced November 30, 2007)	14.60%	5.40%	N/A	5.94%

Class R6 (Commenced July 31, 2015)	15.25%	N/A	N/A	5.38%

27

PORTFOLIO RESULTS

Goldman Sachs High Yield Floating Rate Fund

Investment Objective

The Fund seeks a high level of current income.

Portfolio Management Discussion and Analysis

Effective October 1, 2016, the performance benchmark of the Goldman Sachs High Yield Floating Rate Fund (the “Fund”) was changed from the Bloomberg Barclays U.S. High-Yield Loans Index to the Credit Suisse Leveraged Loan Index. Bloomberg discontinued the Bloomberg Barclays U.S. High-Yield Loans Index on October 31, 2016. There was no change to the Fund’s investment philosophy or strategy in connection with this benchmark change. Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the 12-month period ended March 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 6.87%, 6.07%, 7.12%, 7.02% and 6.61%, respectively. These returns compare to the 10.18% average annual total return of the Credit Suisse Leveraged Loan Index during the same time period.

Q	What economic and market factors most influenced the high yield floating rate loan market as a whole during the Reporting Period?

A	The high yield loan market advanced during the second quarter of 2016, when the Reporting Period began, although the rally stalled in June after the U.K. voted to leave the European Union, popularly known as Brexit. Investors seemed concerned about the political risks resulting from the Brexit decision, while volatile oil prices added to overall uncertainty. After the initial selloff, the high yield loan market rebounded and the rally resumed. It continued into the third calendar quarter, driven largely by accommodative monetary policy from global central banks and a surge in oil prices, which was fueled by a September 2016 decision by the Organization of the Petroleum Exporting Countries (“OPEC”) to reduce crude oil production. In the fourth quarter of 2016, high yield loans continued to record positive returns on market optimism about potential U.S. fiscal reforms, improved global economic growth expectations and a new OPEC announcement about oil production cuts. The asset class also benefited somewhat from a sharp increase in global interest rates; we have found that high yield loans tend to be less interest-rate sensitive than other fixed income asset classes. During the first quarter of 2017, the high yield loan market extended its rally, despite some pressure during March. At that time, high yield corporate bonds sold off, eroding demand for floating rate products amid weakened investor risk appetite.

For the Reporting Period overall, high yield loans recorded solid gains, with lower quality credits outperforming higher quality credits. High yield loan spreads (or yield differentials versus duration-equivalent U.S. Treasury securities) contracted by 176 basis points, ending the Reporting Period at 444 basis points.[1] (A basis point is 1/100th of a percentage point.)

In terms of issuance, approximately $485.5 billion in new high yield loans were brought to market during 2016. The first three months of 2017 set a quarterly record, with new issuance totaling approximately $331.0 billion. Regarding demand, high yield loan mutual funds saw investment inflows of approximately $9.2 billion during 2016. In the first quarter of 2017, high yield loan mutual funds received investment inflows of approximately $12.7 billion.[2]

During the Reporting Period, the default rate for high yield loans declined and remained below the historical average. Defaults were dominated by energy companies and metals and mining issuers. The trailing 12-month default rate through March 31, 2017 was 1.27%, its lowest level since 2013.[2]

[1]	Source: Credit Suisse.

[2]	Source: J.P. Morgan.

28

PORTFOLIO RESULTS

Q	What key factors were responsible for the Fund’s performance between April 1, 2016 and September 30, 2016 (“the first half of the Reporting Period”)?

A	During the first half of the Reporting Period, the Fund was hurt by its overall credit quality positioning relative to the Bloomberg Barclays U.S. High-Yield Loans Index. It benefited from its sector positioning and our issue selection within the high yield loan market.

Q	Which segments of the high yield floating rate loan market significantly affected Fund performance during the first half of the Reporting Period?

A	The Fund was hampered by its higher credit quality bias during the first half of the Reporting Period. More specifically, the Fund’s overweight in higher quality BBB-rated and BB-rated credits detracted from returns, as lower quality credits outperformed higher quality credits. This was offset somewhat by the Fund’s underweight in B-rated credits and its overweight in CCC-rated credits, which added to performance. In addition, the Fund’s cash holdings hampered results amid the rally in the high yield loan market during the first half of the Reporting Period. For similar reasons, the Fund was hindered by its short market beta positioning (that is, its broad underweight relative to the Bloomberg Barclays U.S. High-Yield Loans Index in riskier securities).

In terms of its sector positioning, the Fund’s overweight positions compared to the Bloomberg Barclays U.S. High-Yield Loans Index in cellular and non-cellular telecommunications bolstered relative performance. Underweights in leisure and restaurants, chemicals, and financials also contributed positively. Conversely, overweight positions in the packaging, health care and building materials sectors detracted from results. The Fund’s underweights in metals and mining, energy, and utilities also hurt returns.

Relative to individual issue selection, the Fund benefited from its overweight in Ascent Resources — Marcellus LLC, which develops and operates oil and natural gas properties; Getty Images, a stock photo agency; and Jones Energy, an independent oil and gas company. The Fund’s exposure to clothing retailer American Apparel, which is not held in the Bloomberg Barclays U.S. High-Yield Loans Index, and its overweight in clinic operator U.S. Renal Care detracted from results. In addition, a lack of exposure to coal producer Arch Coal dampened relative performance during the first half of the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the first half of Reporting Period?

A	During the first half of the Reporting Period, we increased the Fund’s allocation relative to the Bloomberg Barclays U.S. High-Yield Loans Index in cable and non-cable media, gaming and lodging, and health care, although the Fund remained underweight in gaming and lodging. We decreased its exposure compared to the Bloomberg Barclays U.S. High- Yield Loans Index in consumer products; food, beverage and tobacco; electric utilities; and retail and apparel. In addition, we increased the Fund’s allocations relative to the Bloomberg Barclays U.S. High-Yield Loans Index in BB-rated and B-rated rated credits, while reducing its allocation to BBB-rated credits.

Q	What key factors were responsible for the Fund’s performance between October 1, 2016 and March 31, 2017 (“the second half of the Reporting Period”)?

A	During the second half of the Reporting Period, the Fund’s overall credit quality positioning relative to the Credit Suisse Leveraged Loan Index (the “Index”) detracted from performance. Issue selection within the high yield loan market also hurt returns. In addition, the Fund was hampered by its sector positioning and issue selection within the high yield loan market.

Q	Which segments of the high yield floating rate loan market significantly affected Fund performance during the second half of the Reporting Period?

A	The Fund’s overweight compared to the Index in CC-rated credits detracted from results during the second half of the Reporting Period. This was offset somewhat by an underweight in BB-rated credits, which contributed positively to Fund performance. An overweight in high yield loans issued by Canadian-domiciled companies hindered performance, while overweight positions in the high yield loans of European-and U.K.-domiciled companies added value. In addition, the Fund’s cash holdings dampened returns as the high yield loan market rallied during the second half of the Reporting Period.

In terms of its sector positioning, the Fund’s overweight positions compared to the Index in health care, building materials, and food and drug retailing hurt returns. An underweight in energy was also a drag on performance. On the positive side, the Fund was aided by overweight positions in the non-cable media and cellular telecommunications

29

PORTFOLIO RESULTS

sectors and underweight positions in the technology and electric utilities sectors.

With regard to individual issue selection, the Fund was hampered by its overweights in natural gas and oil company American Energy, Canadian oil sand producer Meg Energy and stock photo agency Getty Images. Conversely, it benefited from overweight positions in specialty retailer J. Crew Group and clothing company True Religion Apparel. An investment in apparel retailer American Apparel, which is not held in the Index, also added to performance during the second half of the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the second half of Reporting Period?

A	During the second half of the Reporting Period, we shifted the Fund to overweight positions relative to the Index in the energy, metals and mining, and capital goods sectors. We moved the Fund to underweight positions in the health care and automobiles sectors.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period as a whole?

A	The Fund does not use duration or yield curve positioning as active management strategies within its investment process.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed forward foreign exchange currency contracts during the Reporting Period. The Fund also employed interest rate swaps as a cost-efficient instrument to provide us with greater precision and versatility in the management of duration. Interest rate swaps were only utilized in the Fund for the purpose of hedging duration, as the Fund does not take active duration and yield curve positions. Additionally, a specialized index of credit default swaps (“CDX”) and standardized total return swap contracts on the Markit iBoxx USD Liquid Leveraged Loan Index (“iBoxx”) were used to manage the beta of the Fund on an active basis. CDX and/or iBoxx were also utilized as cost-efficient instruments to help manage the Fund’s cash position. We employ CDX and/or iBoxx contracts in order to gain credit exposure by being short credit protection, when the Fund experiences significant cash inflows. Derivatives may be used in combination with cash securities to implement our views in the Fund. Overall, the use of derivatives did not have a material impact on the Fund’s performance during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the technology, media and telecommunications sectors, with a particular focus on non-cable media names and cellular telecommunications companies. We also maintained the Fund’s overweight in the building materials and packaging sectors. The Fund was defensively positioned in out-of-favor health care sub-sectors, including dialysis and pharmaceuticals names that we believe offer significant value within the secured portion of their capital structures. Also, at the end of the Reporting Period, the Fund was underweight compared to the Index in the automobiles, retail and technology sectors, which we believe might be negatively affected by protectionist policies in the U.S.

Q	What is the Fund’s tactical view and strategy for the months ahead?
A

With the backdrop of U.S. policy uncertainty and an aging credit cycle at the end of the Reporting Period, we saw countervailing forces that could push high yield loan spreads either tighter or wider in the near term. However, we saw greater potential for spread tightening in the short term, even though market uncertainty increased after the abrupt failure of health care legislation in the U.S. Congress. The growth impulse in the U.S., which was already reflected in improved survey data and greater consumer optimism, has begun to show up in hard economic data, including improvements in capital spending, durable goods and housing reports, and the labor market. In addition, we believe that market participants expect corporate profits to continue expanding. The operating backdrop also appears favorable for corporate credits, even though the U.S. is in a more mature stage of the credit cycle. Meanwhile, crude oil prices had increased near the end of the Reporting Period. Though the prices of many base metals had declined during the Reporting Period overall, we think commodity prices will be bolstered in the near term by expectations of demand growth as well as

30

PORTFOLIO RESULTS

seasonal support. We expect high yield loans to outperform high yield corporate bonds on a risk-adjusted basis in 2017.

At the end of the Reporting Period, we emphasized a combination of up-in-quality positioning in the Fund, complemented by idiosyncratic situations where we believed a lack of liquidity presented opportunity. Because of structural issues in the asset class, we continue to manage the Fund’s liquidity risk overall.

31

FUND BASICS

High Yield Floating Rate Fund

as of March 31, 2017

PERFORMANCE REVIEW
April 1, 2016–March 31, 2017	Fund Total Return (based on NAV)[1]	Credit Suisse Leveraged Loan Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	6.87%	10.18%	3.40%	3.38%
Class C	6.07	10.18	2.73	2.70
Institutional	7.12	10.18	3.83	3.81
Class IR	7.02	10.18	3.74	3.71
Class R	6.61	10.18	3.25	3.22

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Credit Suisse Leveraged Loan Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar denominated leveraged loan market. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/17	One Year	Five Years	Since Inception	Inception Date
Class A	4.44%	2.89%	2.78%	3/31/11
Class C	5.04	2.61	2.41	3/31/11
Institutional	7.12	3.72	3.52	3/31/11
Class IR	7.02	3.64	3.44	3/31/11
Class R	6.61	3.11	2.92	3/31/11

[4]	The Standardized Total Returns are average annual as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 2.25% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

32

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.97%	0.98%
Class C	1.73	1.74
Institutional	0.64	0.65
Class IR	0.73	0.74
Class R	1.21	1.22

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP INDUSTRY ALLOCATION[6]
	Percentage of Net Assets
	as of 3/31/17	as of 3/31/16
Health Care – Services	6.4%	6.1%
Health Care	5.8	6.6
Media – Non Cable	5.3	3.5
Technology – Software/Services	4.6	5.3
Media – Cable	4.3	4.3
Media – Broadcasting & Radio	4.2	4.5
Wireless Telecommunications	4.2	4.6
Energy	3.9	1.5
Retailers	3.6	7.3
Packaging	3.3	3.0
Other	58.8	54.3

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

33

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Performance Summary

March 31, 2017

The following graph shows the value, as of March 31, 2017, of a $1,000,000 investment made on March 31, 2011 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Credit Suisse Leveraged Loan Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/ country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

High Yield Floating Rate Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from March 31, 2011 through March 31, 2017.

Average Annual Total Return through March 31, 2017	One Year	Five Years	Since Inception
Class A (Commenced March 31, 2011)
Excluding sales charges	6.87%	3.36%	3.17%
Including sales charges	4.44%	2.89%	2.78%

Class C (Commenced March 31, 2011)
Excluding contingent deferred sales charges	6.07%	2.61%	2.41%
Including contingent deferred sales charges	5.04%	2.61%	2.41%

Institutional Class (Commenced March 31, 2011)	7.12%	3.72%	3.52%

Class IR (Commenced March 31, 2011)	7.02%	3.64%	3.44%

Class R (Commenced March 31, 2011)	6.61%	3.11%	2.92%

34

PORTFOLIO RESULTS

Goldman Sachs Investment Grade Credit Fund

Investment Objective

The Fund seeks a high level of total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Credit Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Investment Grade Credit Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, IR, R6 and Separate Account Institutional Shares generated average annual total returns, without sales charges, of 2.75%, 3.10%, 3.01%, 3.23% and 3.10%, respectively. These returns compare to the 2.96% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Credit Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the investment grade credit market as a whole during the Reporting Period?

A	Throughout the Reporting Period, investment grade corporate bonds outperformed U.S. Treasury securities.

During the second quarter of 2016 when the Reporting Period started, investment grade credit spreads, or the difference in yields between corporate bonds and duration-equivalent U.S. Treasury securities, tightened by four basis points to end the quarter at 154 basis points. (A basis point is 1/100th of a percentage point.) European investment grade corporate bonds underperformed U.S. and U.K. investment grade corporate bonds. The underperformance was mainly due to weaker European economic data and the contagion effects of the U.K.’s “leave” vote in its referendum about membership in the European Union, popularly known as Brexit, although this was partly offset by the support provided by the European Central Bank’s (“ECB”) Corporate Sector Purchase Programme (“CSPP”). Through CSPP, which began in June 2016, the ECB is making outright purchases of investment grade euro-denominated bonds issued by non-bank corporations with the stated goal of further strengthening the pass-through of its asset purchases to the financing conditions of the Eurozone’s real economy. (The real economy is the part of the economy concerned with producing goods and services, rather than that concerned with buying and selling on the financial markets).

In the third calendar quarter, improved oil prices, continued support from the ECB’s CSPP, and the Bank of England’s (“BoE”) announcement of corporate bond purchases contributed to the rally. Investment grade credit spreads tightened 20 basis points to end the quarter at 134 basis points. U.K. investment grade corporate bonds outperformed U.S. and European investment grade corporate bonds.

During the fourth quarter of 2016, investment grade credit spreads tightened by nine basis points to end the quarter at 125 basis points. European investment grade corporate bonds underperformed U.S. and U.K. investment grade corporate bonds. Concerns about recapitalizations in the banking sector, along with political uncertainties, weighed on European corporate bonds in spite of the solid pace of the ECB’s corporate bond purchases.

In the first quarter of 2017, investment grade credit spreads tightened by five basis points, finishing the quarter and the Reporting Period at 120 basis points. Broadly positive economic data and a mounting case for a Federal Reserve (“Fed”) rate hike seemed to boost market sentiment. Political uncertainty in Europe continued to dampen risk appetite in that region, but this was offset somewhat by the positive effects of the ECB’s quantitative easing program. U.K. investment grade corporate bonds underperformed U.S. and

35

PORTFOLIO RESULTS

European investment grade corporate bonds during the first quarter of 2017.

Issuance was strong during the Reporting Period overall. In the second quarter of 2016, U.S. new issuance was approximately $295 billion, with European new issuance of approximately $176 billion. During the third quarter of 2016, U.S. new issuance was approximately $301 billion, and European new issuance was approximately $107 billion. U.S. new issuance during the fourth calendar quarter was approximately $176 billion, while European new issuance was approximately $106 billion. In the first quarter of 2017, new issuance reached a significantly higher level than in the fourth quarter of 2016, with U.S. new issuance totaling approximately $448 billion and European new issuance amounting to approximately $171 billion. European new issuance includes U.K. new issuance.[1]

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund generally outperformed the Index due primarily to individual issue selection among investment grade corporate bonds. Our cross-sector strategy also contributed positively. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Index. The Fund’s duration positioning detracted from relative returns during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	Which segments of investment grade credit most significantly affected Fund performance?

A	As investment grade credit spreads narrowed during the Reporting Period, the Fund benefited from its overweight relative to the Index in investment grade corporate bonds. Fund performance was also helped by select investments within specific industries and based on credit quality. More specifically, the Fund’s overweight relative to the Index in the pipelines industry and its underweight in higher quality investment grade corporate bonds added to returns. This was offset somewhat by the Fund’s overweight in the tobacco sector and its underweight in the technology sector, which detracted from relative performance.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration positioning detracted from relative results during the Reporting Period. Most of the underperformance was due to the Fund’s short duration position relative to that of Index during June 2016, as government bonds rallied broadly across developed markets following the U.K.’s Brexit vote. The Fund’s duration strategy is primarily implemented via interest rate swaps and/ or futures. Derivatives are used in combination with cash securities to implement our views in the Fund. During the Reporting Period, the Fund’s yield curve positioning strategy did not have a meaningful impact on performance. Yield curve indicates a spectrum of interest rates based on maturities of varying lengths.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, the Fund used U.S. Treasury futures and Eurodollar futures to hedge interest rate exposure and facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Interest rate swaps were used to express our views on the direction of a country’s interest rates. The Fund employed interest rate swaps and swaptions (options on interest rate swap contracts) to hedge interest rate exposure and express an outright term structure view (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds). In addition, the Fund used credit default swaps to implement specific credit-related investment strategies and hedge corporate spread duration (the price sensitivity of a corporate bond to a 100 basis point change in its spread over the London Interbank Offered Rate (“LIBOR”)). It utilized forward foreign currency exchange contracts to hedge currency exposure. The use of these derivatives did not have a material impact on the Fund’s performance during the Reporting Period.

[1]	Source: Barclays.

36

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	When the Reporting Period started in April 2016, the Fund held a moderate overweight position relative to the Index in investment grade corporate bonds. Near the end of April 2016, we reduced the size of the Fund’s overweight in investment grade corporate bonds as a result of meaningful rallies since February 2016, lower risk premiums due to reduced market concerns about global risk factors, and seasonal factors, which tend to be less supportive in the months of May and June. Toward the end of June 2016, we moved the Fund to an underweight position in investment grade corporate bonds because we believed the Brexit vote and November 2016 U.S. elections could lead to some market volatility. That said, we thought Brexit would most directly affect the U.K. and European banking sectors. We also believed investment grade corporate bonds could be negatively affected by seasonal trends and the U.S. being in the later stage of the credit cycle. In early December 2016, we shifted the Fund to a modest overweight in investment grade corporate bonds. We expected investment grade credit spreads to shrug off the impact of higher interest rates and to tighten moderately in 2017. Factors supporting our positive view of investment grade corporate bonds included improving corporate fundamentals, a pick-up in earnings, stabilizing levels of debt and positive seasonal trends. However, we remained cognizant of late-stage credit cycle characteristics as well as the potential impact of a more hawkish stance by the Fed. (A hawkish stance tends to suggest higher interest rates; opposite of dovish.) In March 2017, we reduced the Fund’s overweight position in investment grade corporate bonds because of what we considered stretched valuations as well as headwinds presented by dealers’ high inventory levels, uncertainty surrounding the policies of the U.S. administration, and political uncertainty in Europe and the U.K. At the end of the Reporting Period, the Fund held a modest overweight position in investment grade corporate bonds relative to the Index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in investment grade corporate bonds issued by pipeline companies, banks and real estate investment trusts. Compared to the Index, it was underweight pharmaceuticals, diversified manufacturing and consumer retailing investment grade corporate bonds. The Fund maintained a bias to lower credit quality BBB-rated issues and intermediate-term maturities at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Fund was modestly overweight relative to the Index in investment grade corporate bonds. We thought the asset class was supported by stabilizing corporate leverage and fundamentals as well as positive seasonal effects. However, we remained cautious as we continued to believe valuations were stretched, dealers’ inventories elevated and political uncertainty persisting in the U.S., U.K. and Europe.

Overall, at the end of the Reporting Period, we saw value in pipelines, which we believe could benefit from a pick-up in U.S. economic activity. We had a favorable view of the U.S. banking sector due to potential regulatory relief and improving fundamentals. Regarding pharmaceuticals, key themes in the near term are proposed corporate tax reform and the pursuit of inorganic growth. A “deemed repatriation” tax, if implemented, could lead companies to use their overseas cash, on which they would be required to pay tax anyway. (A “deemed repatriation” tax would levy a one-time mandatory tax on accumulated offshore funds at a reduced rate.) In our view, such a tax could change capital allocation strategies, and companies lacking organic growth opportunities might consider aggressive share buybacks and mergers or acquisitions, which we think would be negative for their leverage positions. In terms of consumer retailing, we were cautious at the end of the Reporting Period because of the ongoing incursion of e-commerce. We believe conditions for consumers remained challenging, despite a falling unemployment rate. Higher expenses related to rent, education and telecommunications services seemed to be eating into traditional consumer spending at retailers.

37

FUND BASICS

Investment Grade Credit Fund

as of March 31, 2017

PERFORMANCE REVIEW
April 1, 2016–March 31, 2017	Fund Total Return (based on NAV)[1]	Bloomberg Barclays U.S. Credit Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	2.75%	2.96%	2.62%	2.49%
Institutional	3.10	2.96	3.06	2.93
Class IR	3.01	2.96	2.97	2.84
Class R6	3.23	2.96	3.00	2.94
Separate Account Institutional	3.10	2.96	3.06	2.93

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays U.S. Credit Index is an unmanaged index which is unbundled into pure corporates (industrial, utility, and finance, including both U.S. and non-U.S. corporations) and noncorporates (sovereign, supranational, foreign agencies, and foreign local governments). The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

38

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.06%	2.82%	3.95%	4.03%	11/3/03
Institutional	3.10	3.96	4.69	4.71	11/3/03
Class IR	3.01	3.89	N/A	4.18	7/29/11
Class R6	3.23	N/A	N/A	3.30	7/31/15
Separate Account Institutional	3.10	3.98	4.73	4.74	11/3/03

[4]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Class IR, Class R6 and Separate Account Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.72%	0.86%
Institutional	0.38	0.52
Class IR	0.47	0.61
Class R6	0.36	0.50
Separate Account Institutional	0.38	0.52

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

39

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

40

FUND BASICS

INDUSTRY ALLOCATION[7]
	Percentage of Net Assets
	as of 3/31/17	as of 3/31/16
Banks	14.9%	15.3%
Technology	7.4	4.4
Energy	6.9	5.4
Wirelines Telecommunications	6.2	5.0
Real Estate Investment Trusts	6.0	6.7
Electric	6.0	4.4
Food & Beverage	5.8	8.6
Pipelines	5.7	2.5
Pharmaceuticals	4.3	2.0
Wireless Telecommunications	3.5	5.0
Other	32.9	39.6

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

41

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Performance Summary

March 31, 2017

The following graph shows the value, as of March 31, 2017 of a $1,000,000 investment made on April 1, 2007 in Separate Account Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. Credit Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Institutional, Class IR, and Class R6 Shares will vary from Separate Account Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Investment Grade Credit Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2007 through March 31, 2017.

Average Annual Total Return through March 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced November 3, 2003)
Excluding sales charges	2.75%	3.61%	4.35%	4.33%
Including sales charges	-1.06%	2.82%	3.95%	4.03%

Institutional Class (Commenced November 3, 2003)	3.10%	3.96%	4.69%	4.71%

Separate Account Institutional (Commenced November 3, 2003)	3.10%	3.98%	4.73%	4.74%

Class IR (Commenced July 29, 2011)	3.01%	3.89%	N/A	4.18%

Class R6 (Commenced July 31, 2015)	3.23%	N/A	N/A	3.30%

42

PORTFOLIO RESULTS

Goldman Sachs Local Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Local Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 6.21%, 5.08%, 6.20% and 6.30%, respectively. These returns compare to the 5.47% average annual total return of the Fund’s benchmark, the J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) (the “Index”), during the same time period.

Q	What economic and market factors most influenced local emerging markets debt as a whole during the Reporting Period?

A	During the Reporting Period, local emerging markets debt generated positive returns in a supportive macro environment characterized by relatively stable energy prices, a seeming bottoming in China’s economic growth deceleration, a rebound in emerging markets economic growth relative to developed markets growth, and loosening financial conditions. These factors generally drove a global search for yield during the Reporting Period.

Local emerging markets debt, as represented by the Index, posted a return of 5.47%, with approximately 2.89% due to changes in local interest rates and approximately 2.58% due to currency appreciation against the U.S. dollar. Among countries, on a total return basis, the top performers in the Index (in U.S. dollar terms1) during the Reporting Period were Brazil (+39.45%), Russia (+34.87%) and South Africa (+21.78%) . The weakest performing countries were Turkey (-17.99%), Malaysia (-10.02%) and Mexico (-8.71%)

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited from its active currency positioning through which the Fund takes positions in local currencies (accomplished through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies). Sector positioning in external emerging markets bonds, along with country and issue selection of local emerging markets bonds, also added to relative returns. This was offset somewhat by the Fund’s sector positioning in emerging markets corporate bonds, which detracted from performance. Our U.S. duration strategy contributed positively to relative results. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	Which segments of local emerging markets debt most significantly affected Fund performance?

A	Within our currency selection, the Fund was helped by its long positions in the Brazilian real and Russian ruble (accomplished through the use of forward foreign currency exchange contracts). An underweight relative to the Index in Turkish local interest rates (accomplished through investments in local emerging markets bonds and derivative instruments) was also advantageous. The Fund was underweight because of Turkey’s challenging macro environment, including high inflation, and our concerns about the potential pass-through effects of currency depreciation. The performance of the Turkish lira was volatile during the Reporting Period due to political uncertainty and central bank policy. Additionally, the Fund’s overweight in South African local interest rates (accomplished through investments in local emerging markets bonds and derivative instruments) added to relative results. At the beginning of the Reporting Period, we

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

43

PORTFOLIO RESULTS

believed the South African central bank would start cutting interest rates in the near term, as inflation decreased to what we considered to be manageable levels. However, late in the Reporting Period, political developments increased currency volatility, suggesting the central bank was less likely to cut rates. Therefore, we reduced the Fund’s position in South African local interest rates to neutral compared to the Index.

The Fund was hurt by its overweight in Mexican local interest rates (accomplished through investments in local emerging markets bonds and derivative instruments) and its long position in the Mexican peso (accomplished through the use of forward foreign currency exchange contracts). Following the November 2016 U.S. elections, Mexican local bonds and the Mexican peso came under pressure due to protectionist rhetoric in the U.S. That said, we continued to believe the Mexican economy will experience a turnaround on the back of strong U.S. economic growth, and we think the country’s central bank has been responding prudently to U.S. policy shocks. In addition, during the Reporting Period, the Fund’s overweight in Polish local interest rates (accomplished through investments in local emerging markets bonds and derivative instruments) detracted from performance. A short position in the Malaysian ringgit (accomplished through the use of forward foreign currency exchange contracts) also dampened relative returns.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	During the Reporting Period, the Fund benefited from its short duration position on the U.S. Treasury yield curve. We adopted the position because we expected the Federal Reserve (“Fed”) to continue raising short-term interest rates. The Fund’s U.S. yield curve positioning did not have a meaningful impact on relative performance during the Reporting Period. Yield curve indicates a spectrum of interest rates based on maturities of varying lengths.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in U.S. Treasury futures, Eurodollar futures, forward foreign currency exchange contracts, interest rate swaps, credit default swaps, total return swaps, cross-currency swaps, non-deliverable currency forwards and structured notes. U.S. Treasury futures were used to manage U.S. interest rate duration. Eurodollar futures were used to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Credit default swaps were used to implement specific credit-related investment strategies. Total return swaps were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Cross-currency swaps were employed to express relative value views on given currencies as well as our views on the direction of a country’s interest rates. Non-deliverable currency forwards were used to gain exposure to a particular country and also to take advantage of relative value opportunities. Structured notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Derivatives may be used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, we used forward foreign currency exchange contracts to take long positions in the Brazilian real and Russian ruble, which had a positive impact on the Fund’s performance. The Fund’s use of forward foreign currency exchange contracts to take long positions in the Malaysian ringgit and Mexican peso had a negative impact on Fund results. We used interest rate swaps to gain access to the Turkish and South African local debt markets, which added to results. The use of interest rate swaps to gain exposure to Polish and Mexican local interest rates hurt performance. In addition, during the Reporting Period, credit default swaps were employed to gain exposure to Chinese external debt, which detracted from returns during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

During the Reporting Period, we eliminated the Fund’s short position in the Chinese yuan. The Fund was short the Chinese yuan during 2016 because we thought the currency would be vulnerable to a slowdown in China’s economic growth. We moved the Fund to a long position in the Chinese yuan at the beginning of 2017 after China’s policymakers tightened foreign exchange rules to control capital outflow, leading to supportive market technicals (supply/demand dynamics). In addition, during the Reporting Period, we shifted the Fund from an overweight position relative to the Index in Colombian local interest rates to a small

44

PORTFOLIO RESULTS

underweight position. The market was pricing in more rate cuts than we thought were likely. In our view, the country’s fiscal and debt dynamics have improved, and we do not expect the central bank to reduce rates further. Also, during the Reporting Period, we decreased the size of the Fund’s underweight position in Malaysian local interest rates because the central bank has been conducting monetary policy easing. The Fund remained underweight, however, because we think the country’s economy is strengthening and the market is pricing in more interest rate cuts than we expect. In addition, and as mentioned previously, we decreased the Fund’s overweight in South African local interest rates to a neutral position compared to the Index, as political developments increased currency volatility, which suggested to us that the central bank was less likely to cut interest rates.

We also significantly reduced the Fund’s exposure to Mexico near the end of 2016. After the U.S. election, the Mexican peso and Mexican local interest rates came under pressure due to protectionist rhetoric in the U.S. We still considered the Mexican peso relatively inexpensive and believed Mexico could see an economic turnaround on the back of strong U.S. growth. Therefore, at the end of the Reporting Period, the Fund maintained exposure to Mexico via a long position in the Mexican peso and a modest overweight compared to the Index in Mexican local interest rates.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight Polish local interest rates. We believe the country’s central bank will likely be able to keep its monetary policy unchanged for some time. However, the market had priced in a more aggressive view of rate increases, giving us the opportunity to build the Fund’s position. In addition, at the end of the Reporting Period, the Fund held an overweight position in Brazilian local interest rates, as we believe the country’s central bank has room to ease further without undermining its credibility, and we expect the country’s real interest rates to trend lower as fiscal concerns ease. The Fund also had an overweight position in Chinese local interest rates, as we do not anticipate further monetary policy tightening in the near term. Despite our moderate concerns about rising inflation, we think base effects are generally being offset. (Base effects are the extent to which month-to-month changes in the inflation rate can be explained by eliminating the impact of changes in oil prices.) We expect monetary and fiscal policy in China to remain supportive, albeit less expansionary than in previous years. Additionally, based on economic targets unveiled at the annual National People’s Congress, we think China is placing slightly less emphasis on growth and slightly more on reform and fiscal balance.[2]

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	After the November 2016 U.S. elections, the road appeared bumpy for emerging markets countries. But at the end of the Reporting Period, we believed a number of factors would bolster investor sentiment for emerging markets debt in the near term. First, emerging economies are more resilient, we think, in the face of external shocks. Second, fundamentals continue to show signs of improvement, notably across some of the most vulnerable emerging economies (e.g., Brazil, Indonesia, India, South Africa and Turkey) where current account deficits have improved from 2013 levels. Third, crude oil prices appeared to have found some support, as members and non-members of the Organization of the Petroleum Exporting Countries (“OPEC”) honored production cuts that were agreed upon during the Reporting Period. This seemed likely, in our opinion, to buoy exporting credits and support the emerging markets broadly.

Overall, at the end of the Reporting Period, we continued to view emerging markets debt as a high quality source of yield. We also believed monetary policy divergence between emerging markets central banks and the Fed, as well as broader fiscal and monetary policy divergence within the emerging markets, could create opportunities in both local interest rates and emerging markets currencies. On balance, we think emerging markets economies have benefited relative to their developed markets counterparts from a) skepticism around the implementation of aggressive U.S. government policies to match the rhetoric of the new

[2]	At the end of the Reporting Period, the Fund also held a position in municipal debt, which is not represented in the Index. On May 3, 2017, after the end of the Reporting Period, the governor of Puerto Rico and the FOMB filed a petition for a court-based bankruptcy process that will allow the commonwealth to enter a restructuring under Title III of PROMESA. The petition was in response to failed negotiations with creditors and the litigations that were filed. The only entity identified in the May 3rd filing was the commonwealth itself, which issues general obligation (“GO”) bonds. However, most observers expect other municipal debt, such as sales tax revenue bonds, to be affected. Other entities, including the Aqueduct and Sewer Authority (“PRASA”) and the Electric Authority (“PREPA”), are expected to be excluded from this filing and entered into Title VI consensual negotiations. The municipal bond market appeared to have anticipated the failure of negotiations, subsequent litigation and resulting Title III filing. Therefore, prices for GO and sales tax revenue bonds were relatively unchanged upon news of the filing.

45

PORTFOLIO RESULTS

Administration; b) the likelihood there will be fewer surprises related to the pace of Fed policy and its impact on capital flows; and c) near-term political challenges in Europe.

In this environment, we think identifying investments that offer attractive risk-adjusted returns remains paramount. At the end of the Reporting Period, we favored countries with prudent fiscal management (where currencies have adjusted for lower oil prices) and idiosyncratic opportunities where valuations offer a strong potential risk-reward, in our view. We plan to closely monitor the evolution of U.S. foreign trade, and fiscal policy. In addition, given that China’s pace of economic deceleration seemed to have moderated at the end of the Reporting Period, we remain vigilant about any sharp downturn in the Chinese business cycle that could be a headwind for emerging markets countries.

46

FUND BASICS

Local Emerging Markets Debt Fund

as of March 31, 2017

PERFORMANCE REVIEW
April 1, 2016–March 31, 2017	Fund Total Return (based on NAV)[1]	J.P. Morgan GBI-EMSM Global Diversified Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	6.21%	5.47%	4.54%	4.38%
Class C	5.08	5.47	4.02	3.85
Institutional	6.20	5.47	5.06	4.93
Class IR	6.30	5.47	5.02	4.85

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) is an unmanaged index of debt instruments of 14 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/17	One Year	Five Years	Since Inception	Inception Date
Class A	1.42%	-3.30%	0.08%	2/15/08
Class C	4.03	-3.21	-0.18	2/15/08
Institutional	6.20	-2.14	0.89	2/15/08
Class IR	6.30	-2.22	-0.08	7/30/10

[4]	The Standardized Total Returns are average annual as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

47

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.21%	1.40%
Class C	1.96	2.15
Institutional	0.91	1.06
Class IR	0.96	1.14

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

COUNTRY ALLOCATION[6]
	Percentage of Net Assets
	as of 3/31/17	as of 3/31/16
Brazil	11.6%	10.7%
Colombia	10.1	12.7
Poland	10.0	11.4
Indonesia	8.3	9.2
South Africa	5.9	5.2
Russia	4.9	8.4
Thailand	4.8	4.6
Malaysia	4.5	3.4
Turkey	4.5	4.6
Hungary	3.9	0.0
Other	19.3	23

[6]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table does not include investment companies of 1.9% as of 3/31/17 and 0.4% as of 3/31/16. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

48

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Performance Summary

March 31, 2017

The following graph shows the value, as of March 31, 2017, of a $1,000,000 investment made on February 15, 2008 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the J.P. Morgan GBI-EMSM Global Diversified Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Local Emerging Markets Debt Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from February 15, 2008 through March 31, 2017.

Average Annual Total Return through March 31, 2017	One Year	Five Years	Since Inception
Class A (Commenced February 15, 2008)
Excluding sales charges	6.21%	-2.41%	0.58%
Including sales charges	1.42%	-3.30%	0.08%

Class C (Commenced February 15, 2008)
Excluding contingent deferred sales charges	5.08%	-3.21%	-0.18%
Including contingent deferred sales charges	4.03%	-3.21%	-0.18%

Institutional Class (Commenced February 15, 2008)	6.20%	-2.14%	0.89%

Class IR (Commenced July 30, 2010)	6.30%	-2.22%	-0.08%

49

PORTFOLIO RESULTS

Goldman Sachs U.S. Mortgages Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs U.S. Mortgages Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, IR, R6 and Separate Account Institutional Shares generated average annual total returns, without sales charges, of 0.10%, 0.35%, 0.25%, 0.46% and 0.35%, respectively. These returns compare to the 0.22% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Securitized Bond Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the U.S. mortgage markets as a whole during the Reporting Period?

A	During the second quarter of 2016 when the Reporting Period started, agency mortgage-backed securities slightly outperformed duration-equivalent U.S. Treasury securities. U.S. Treasury security prices rose on demand for perceived safe-haven assets after the U.K. voted to exit the European Union, popularly known as Brexit. Agency mortgage-backed securities generally outperformed most other riskier asset classes, largely because of their liquidity and the scarcity of attractive yields globally. In the third calendar quarter, agency mortgage-backed securities benefited from low volatility and demand from foreign investors and U.S. commercial banks looking for yield. During the fourth calendar quarter, agency mortgage-backed securities outpaced duration-equivalent U.S. Treasury securities amid weakness in the U.S. Treasury market following the Federal Reserve’s (“Fed”) December 2016 interest rate increase. In the first quarter of 2017, agency mortgage-backed securities lagged duration-equivalent U.S. Treasury securities. Their performance fluctuated amid evolving news about the pace of future Fed rate hikes and the Fed’s strategy for reducing its balance sheet holdings of agency mortgage-backed securities and U.S. Treasury securities.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited from our cross-sector strategy. More specifically, the Fund was helped by its underweight exposure to the LIBOR swap curve, which was the result of its underweight position relative to the Index in agency mortgage-backed securities. (Swap curve depicts the spectrum of swap rates at varying maturities. LIBOR, or the London Inter-Bank Offered Rate, is the interest rate that banks charge each other for short-term loans.) In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Individual issue selection in the securitized sector also contributed positively. Conversely, the Fund’s duration strategy detracted modestly from relative results. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	Which segments of the U.S. mortgage-backed securities sector most significantly affected Fund performance?

A

The Fund benefited from its exposure to collateralized loan obligations (“CLOs”), which added to relative returns as their spreads (yield differentials to duration-equivalent U.S. Treasuries) tightened. During the Reporting Period, the environment was generally supportive of spread products because of increased demand for higher-yielding investments, driven by negative or near-zero yields in many global markets, and improving commodity prices. In addition, the Fund’s overweight in asset backed securities (“ABS”) helped performance as Federal Family Education Loan Program (“FFELP”) student loan ABS spreads narrowed, largely due to renewed investor confidence as well as increased investor demand after ratings resolutions by

50

PORTFOLIO RESULTS

credit rating agencies provided more clarity to the market. An overweight in nonagency mortgage-backed securities also enhanced relative results amid improvement in the U.S. housing landscape and because of limited supply. Conversely, an underweight in agency mortgage-backed securities detracted from relative performance. Agency mortgage-backed securities were supported during the Reporting Period by strong demand from foreign institutional buyers, principally in Asia where yields were generally negative, and U.S. commercial banks.

Individual issue selection added to relative returns within the securitized sector. Selection of commercial mortgage-backed securities (“CMBS”) and student loan FFELP ABS contributed positively. In terms of agency mortgage-backed securities, the Fund benefited from our selection of mortgage derivative structures, primarily in the third quarter of 2016, as interest rates and prepayment speeds remained low. Slightly offsetting these positively contributing factors was the Fund’s underweight position in securities lower in the coupon stack (i.e., across securities with different coupons), which detracted. Those securities performed well as mortgage-backed securities spreads tightened on increased investor demand.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration strategy detracted modestly from results during the Reporting Period. Most of the underperformance was due to the Fund’s short duration position relative to that of the Index in June 2016 when U.S. Treasury yields fell following the U.K.’s Brexit vote. During the Reporting Period, the Fund’s yield curve positioning strategy did not have a meaningful impact on performance. Yield curve indicates a spectrum of interest rates based on maturities of varying lengths.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used U.S. Treasury and Eurodollar futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Interest rate swaps were used to hedge interest rate exposure and express a relative term structure view. (Term structure, most often depicted as a yield curve, refers to the terms structure of interest rates, which is the relationship between the yield to the maturity and the time to maturity for pure discount bonds.) The Fund used mortgage-backed securities forward agreements (known as “TBAs”) to efficiently manage certain of its mortgage-backed securities positions. It used interest only and inverse interest-only securities to manage the Fund’s exposure to agency mortgage-backed securities. The Fund utilized swaptions to hedge volatility and yield curve risks in the Fund and/or to express tactical views on rate markets. The Fund also employed index total return swaps to efficiently manage the Fund’s mortgage-backed securities exposure. Additionally, a specialized index of credit default swaps (“CDX”) was used to manage the CMBS beta of the Fund on an active basis and to hedge the Fund’s CMBS exposure. The use of these derivatives had no material impact on the performance of the Fund’s yield curve positioning, but had a negative impact on the results generated by its duration positioning during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the first half of the Reporting Period, we shifted the Fund from a short duration position relative to that of the Index to a more neutral position. In the second half of the Reporting Period, we moved the Fund to a shorter duration position relative to the that of the Index. We maintained the Fund’s underweight in agency mortgage-backed securities during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was underweight agency pass-through mortgage securities relative to the Index. (Pass-through mortgage securities consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) It also had an underweight position in CMBS compared to the Index. Lastly, the Fund held positions in FFELP student loan ABS, non-agency residential mortgage-backed securities and U.S. Treasury securities, none of which are represented in the Index.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, we expected two additional Fed rate hikes in 2017 due to ongoing positive economic data releases, particularly with regard to the labor market. In March 2017, the Fed’s Summary of Economic Projections showed upward revisions to core inflation and Gross Domestic Product (“GDP”) growth forecasts. However, the Fed’s dot plot, which shows rate projections of

51

PORTFOLIO RESULTS

the members of the Fed’s Open Market Committee, showed no change in the median number of rate hikes for 2017. Accordingly, we maintained the Fund’s short duration positioning relative to that of the Index at the end of the Reporting Period.

The Fund also maintained an underweight in agency mortgage-backed securities at the end of the Reporting Period, as we expect spreads to widen in 2017 due to increased interest rate volatility and rising investor concerns about the Fed’s strategy for reducing its balance sheet. Within the agency mortgage-backed securities sector, especially among Ginnie Mae (Government National Mortgage Association or “GNMA”) mortgage-backed securities, the Fund was underweight lower-coupon securities and overweight higher-coupon securities at the end of the Reporting Period. In our view, senior CLOs and FFELP ABS offer attractive spreads with strong credit protection, and therefore remained among the most compelling opportunities within the securitized sector. We also had a positive view of residential mortgage-backed securities, particularly legacy non-agency mortgage-backed securities (in general, those issued before the 2008-2009 financial crisis), as we believe these securities are supported by weak supply and improvement in the performance of their underlying collateral.

52

FUND BASICS

U.S. Mortgages Fund

as of March 31, 2017

PERFORMANCE REVIEW
April 1, 2016–March 31, 2017	Fund Total Return (based on NAV)[1]	Bloomberg Barclays U.S. Securitized Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	0.10%	0.22%	0.88%	0.78%
Institutional	0.35	0.22	1.25	1.15
Class IR	0.25	0.22	1.16	1.06
Class R6	0.46	0.22	1.39	1.29
Separate Account Institutional	0.35	0.22	1.26	1.14

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays U.S. Securitized Bond Index (with dividends reinvested) is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities and fixed rate mortgage-backed securities. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-3.69%	1.55%	3.22%	3.44%	11/3/03
Institutional	0.35	2.67	3.99	4.11	11/3/03
Class IR	0.25	2.61	N/A	2.86	7/29/11
Class R6	0.46	N/A	N/A	1.61	7/31/15
Separate Account Institutional	0.35	2.67	3.99	4.13	11/3/03

[4]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual return figures shown. Because Institutional, Class IR, Class R6 and Separate Account Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

53

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.81%	0.98%
Institutional	0.47	0.64
Class IR	0.56	0.73
Class R6	0.45	0.66
Separate Account Institutional	0.47	0.64

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

54

GOLDMAN SACHS U.S. MORTGAGES FUND

Performance Summary

March 31, 2017

The following graph shows the value, as of March 31, 2017, of a $1,000,000 investment made on April 1, 2007 in Separate Account Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. Securitized Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Institutional, Class IR, and Class R6 Shares will vary from Separate Account Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

U.S. Mortgages Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2007 through March 31, 2017.

Average Annual Total Return through March 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced November 3, 2003)
Excluding sales charges	0.10%	2.32%	3.62%	3.73%
Including sales charges	-3.69%	1.55%	3.22%	3.44%

Institutional Class (Commenced November 3, 2003)	0.35%	2.67%	3.99%	4.11%

Separate Account Institutional (Commenced November 3, 2003)	0.35%	2.67%	3.99%	4.13%

Class IR (Commenced July 29, 2011)	0.25%	2.61%	N/A	2.86%

Class R6 (Commenced July 31, 2015)	0.46%	N/A	N/A	1.61%

55

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments

March 31, 2017

Principal Amount		Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – 52.4%
Argentina – 3.0%
	Republic of Argentina (B-/B3)
ARS	3,025,000	22.808	%(a)	10/09/17	$198,004
	960,000	22.806	(a)	03/01/18	63,817
	620,000	22.488	(a)	03/11/19	41,815
	$170,000	7.500		04/22/26	180,710
ARS	1,120,000	15.500		10/17/26	76,875
	$50,000	6.875	(b)	01/26/27	50,700
EUR	27,522	7.820		12/31/33	30,682
	$40,000	2.500	(c)	12/31/38	25,200

					667,803

Brazil – 5.4%
	Brazil Notas do Tesouro Nacional (BB/Ba2)
BRL	1,273,000	10.000		01/01/19	410,108
	99,000	10.000		01/01/23	31,692
	836,000	10.000		01/01/25	267,159
	948,000	10.000		01/01/27	302,218
	521,976	6.000		08/15/50	186,501

					1,197,678

Bulgaria – 0.5%
	Republic of Bulgaria (BB+/Baa2)
EUR	100,000	3.125		03/26/35	108,654

Chile – 1.1%
	Bonos de la Tesoreria de la Republica en Pesos (AA/Aa3)
CLP	65,000,000	4.500		03/01/21	101,719
	Republic of Chile (AA-/Aa3)
	83,500,000	5.500		08/05/20	133,208

					234,927

Colombia – 3.9%
	Republic of Colombia (BBB/Baa2)
COP	212,000,000	7.750		04/14/21	77,967
	Republic of Colombia (BBB+/Baa2)
	942,454,935	3.500		03/10/21	334,664
	192,000,000	4.375	(d)	03/21/23	60,856
	241,200,000	10.000		07/24/24	100,699
	641,600,000	7.500		08/26/26	235,592
	149,600,000	7.000		06/30/32	51,964

					861,742

Czech Republic – 3.3%
	Czech Republic Government Bond (AA/A1)
CZK	16,940,000	0.000		11/09/17	674,706
	1,260,000	1.000		06/26/26	50,143

					724,849

Dominican Republic – 0.9%
	Dominican Republic (BB-/B1)
DOP	2,500,000	11.375		07/06/29	53,606
	$100,000	6.850		01/27/45	103,500
	Dominican Republic Central Bank Notes (BB-/B1)(b)
DOP	1,910,000	11.000		09/15/23	41,144

					198,250

Ecuador – 1.9%
	Ecuador Government International Bond (B/B3)
	$400,000	10.750		03/28/22	427,000

Sovereign Debt Obligations – (continued)
El Salvador – 0.6%
	El Salvador Government International Bond (B-/B3)
	20,000	7.750	%(e)	01/24/23	20,325
	71,000	5.875		01/30/25	63,279
	30,000	6.375		01/18/27	26,850
	10,000	8.250		04/10/32	9,900

					120,354

Guatemala – 1.0%
	Republic of Guatemala (BB/Ba1)
	200,000	5.750		06/06/22	219,000

Hungary – 2.2%
	Hungary Government Bond (BBB-/Baa3)
	140,000	5.375		02/21/23	154,175
HUF	93,140,000	3.000		06/26/24	325,469

					479,644

Indonesia – 2.3%
	Indonesia Government Bond (BB+/Baa3)
IDR	525,000,000	8.250		06/15/32	41,368
	Perusahaan Penerbit SBSN (BB+/Baa3)
	$210,000	4.325		05/28/25	215,775
	Republic of Indonesia (BB+/Baa3)
	200,000	6.750		01/15/44	257,250

					514,393

Malaysia – 0.4%
	Malaysia Government Bond (A/A3)
MYR	350,000	4.245		09/30/30	75,768
	80,000	4.254		05/31/35	17,101

					92,869

Mexico – 0.4%
	United Mexican States (A/A3)
MXN	1,242,400	8.000		12/07/23	69,999
	384,900	8.000		11/07/47	21,814

					91,813

Nigeria(b) – 1.0%
	Republic of Nigeria (B/B1)
	$200,000	7.875		02/16/32	208,000

Panama – 0.2%
	Panama Notas del Tesoro (BBB/Baa2)
	30,000	4.875		02/05/21	32,134

Paraguay(b) – 0.9%
	Republic of Paraguay (BB/Ba1)
	200,000	5.000		04/15/26	208,000

Peru – 1.5%
	Republic of Peru (A-/A3)
PEN	231,000	6.950		08/12/31	76,451
	Republic of Peru (A-/A3)
	272,000	6.900		08/12/37	88,908
	403,000	6.850		02/12/42	129,259
	91,000	6.714		02/12/55	27,921

					322,539

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – (continued)
Poland – 4.3%
	Poland Government Bond (A-/A2)
PLN	1,800,000	2.000%		04/25/21	$442,481
	2,210,000	2.500		07/25/27	510,222

					952,703

Romania – 0.1%
	Republic of Romania (BBB-/Baa3)
EUR	10,000	3.875		10/29/35	11,228
	$10,000	6.125		01/22/44	12,300

					23,528

Russia – 4.1%
	Russian Federation Bond (BB+/Ba1)
	200,000	4.875		09/16/23	214,300
	Russian Federation Bond (BBB-/Ba1)
RUB	3,200,000	7.750		09/16/26	56,334
	2,220,000	7.050		01/19/28	37,061
	29,260,000	8.500		09/17/31	543,180
	3,350,000	7.700		03/23/33	57,725

					908,600

South Africa – 4.9%
	Republic of South Africa (BBB/Baa2)
ZAR	5,480,000	8.250		03/31/32	369,520
	2,748,000	8.875		02/28/35	191,833
	4,670,000	8.500		01/31/37	311,517
	Republic of South Africa (BBB-/Baa2)
	$220,000	4.300		10/12/28	206,800

					1,079,670

Sri Lanka(b) – 0.9%
	Republic of Sri Lanka (B+/B1)
	200,000	6.825		07/18/26	206,500

Thailand – 4.7%
	Thailand Government Bond (A-/Baa1)
THB	4,520,000	3.875		06/13/19	137,895
	12,310,000	2.550		06/26/20	366,846
	6,740,244	1.200		07/14/21	193,892
	2,630,000	3.625		06/16/23	82,363
	9,679,612	1.250		03/12/28	262,864

					1,043,860

Turkey – 2.4%
	Republic of Turkey (BB+/Ba1)
TRY	990,000	10.600		02/11/26	270,623
	Republic of Turkey (NR/Ba1)
	$110,000	6.875		03/17/36	119,075
	Turkey Government Bond (BB+/Ba1)
TRY	260,000	8.000		03/12/25	61,200
	310,000	11.000		02/24/27	87,650

					538,548

Ukraine – 0.4%
	Ukraine Government Bond (B-/Caa3)
	$100,000	7.750		09/01/25	92,500

Sovereign Debt Obligations – (continued)
Venezuela – 0.1%
	Republic of Venezuela (CCC/Caa3)
	$30,000	7.650%		04/21/25	$12,600

	TOTAL SOVEREIGN DEBT OBLIGATIONS
	(Cost $11,077,257)				$11,568,158

Corporate Obligations – 28.6%
Argentina – 1.7%
	Cablevision SA (NR/B3)(d)
	$70,000	6.500	%(b)	06/15/21	$73,395
	70,000	6.500		06/15/21	73,395
	City of Buenos Aires Argentina (B-/B3)(a)
ARS	1,930,000	22.396		03/29/24	126,054
	IRSA Propiedades Comerciales SA (B-/NR)(b)(d)
	$10,000	8.750		03/23/23	11,000
	YPF SA (NR/B3)
	85,000	8.875		12/19/18	92,480

					376,324

Australia – 0.1%
	Toyota Finance Australia Ltd. (NR/NR)
MXN	330,000	3.760		07/20/17	17,444

Brazil – 2.7%
	Banco do Brasil SA (B-/NR)(a)(d)
	$200,000	6.250		10/29/49	168,000
	Petrobras Global Finance BV (BB-/B2)
	310,000	8.375		05/23/21	350,687
	20,000	6.125		01/17/22	20,970
	50,000	7.375		01/17/27	53,125

					592,782

Canada – 0.5%
	First Quantum Minerals Ltd. (B-/B3)(b)(d)
	50,000	7.000		02/15/21	51,500
	Harvest Operations Corp. (CCC+/Caa2)
	70,000	6.875		10/01/17	70,434

					121,934

Chile – 0.9%
	Sociedad Quimica y Minera de Chile SA (BBB/Baa1)
	200,000	3.625		04/03/23	193,240

China(d)(f) – 0.2%
	Kaisa Group Holdings Ltd. (NR/NR)
	20,583	7.560		06/30/21	20,488
	30,583	7.560		12/31/21	29,567

					50,055

Dominican Republic(b)(d) – 0.9%
	Aeropuertos Dominicanos Siglo XXI SA (BB-/Ba3)
	200,000	6.750		03/30/29	208,500

Guatemala(b)(d) – 0.7%
	Central American Bottling Corp. (BB/Ba2)
	150,000	5.750		01/31/27	155,813

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
India(b)(d) – 0.9%
	Greenko Investment Co. (B+/NR)
	$200,000	4.875%	08/16/23	$196,000

Israel(b) – 0.5%
	Delek & Avner Tamar Bond Ltd. (BBB-/Baa3)
	100,000	3.839	12/30/18	101,625

Italy(d) – 0.7%
	Wind Acquisition Finance SA (B/Caa1)
EUR	140,000	7.000	04/23/21	154,609

Ivory Coast(b) – 0.5%
	Agromercantil Senior Trust (BB/NR)
	$100,000	6.250	04/10/19	103,250

Jamaica(b)(d) – 1.0%
	Digicel Ltd. (NR/B1)
	240,000	6.000	04/15/21	217,500

Japan(b)(d)(f) – 1.2%
	Universal Entertainment Corp. (NR/NR)
	250,000	8.500	08/24/20	258,903

Kazakhstan – 0.9%
	KazMunayGas National Co. JSC (BB/Baa3)
	190,000	9.125	07/02/18	204,630

Luxembourg(b)(d) – 1.0%
	Altice Financing SA (BB-/B1)
EUR	100,000	5.250	02/15/23	113,603
	Wind Acquisition Finance SA (BB/Ba3)
	110,000	4.000	07/15/20	119,255

				232,858

Mexico – 3.1%
	Cemex Finance LLC (BB-/NR)(d)
	120,000	4.625	06/15/24	134,897
	Gruma SAB de CV (BBB/NR)(d)
	$200,000	4.875	12/01/24	210,000
	Petroleos Mexicanos (BBB+/Baa3)
	10,000	3.500	07/23/20	10,062
	80,000	6.375	02/04/21	86,800
	10,000	5.375 (b)	03/13/22	10,450
EUR	200,000	5.125	03/15/23	235,603

				687,812

Mongolia(d)(g) – 0.6%
	Mongolian Mining Corp. (D/WR)
	$200,000	8.875	03/29/17	127,000

Netherlands – 1.0%
	Cable Communications Systems NV (B+/B1)(b)(d)
EUR	100,000	5.000	10/15/23	112,547
	Myriad International Holding BV (BBB-/Baa3)
	$100,000	6.375	07/28/17	101,250

				213,797

Paraguay – 1.7%
	Banco Regional SAECA (BB/Ba1)(b)
	150,000	8.125	01/24/19	159,176
	Telefonica Celular del Paraguay SA (NR/Ba3)(d)
	200,000	6.750	12/13/22	206,750

				365,926

Corporate Obligations – (continued)
Peru – 3.1%
	Abengoa Transmision Sur SA (BBB/NR)(b)
	$199,580	6.875%	04/30/43	$213,551
	Corp Lindley S.A. (BBB/NR)
	290,000	6.750	11/23/21	325,889
	150,000	4.625	04/12/23	154,613

				694,053

Qatar – 1.3%
	Ras Laffan Liquefied Natural Gas Co. Ltd. III (A/Aa3)
	250,000	6.332	09/30/27	286,563

Russia – 1.0%
	Gazprom OAO Via Gaz Capital SA (BB+/Ba1)(e)
	100,000	9.250	04/23/19	112,125
	Severstal OAO Via Steel Capital SA (BBB-/Ba1)
	100,000	6.700	10/25/17	102,500

				214,625

Turkey – 1.8%
	Anadolu Efes Biracilik Ve Malt Sanayii AS (BBB-/Baa3)
	200,000	3.375	11/01/22	184,500
	Global Liman Isletmeleri (NR/B1)(d)
	200,000	8.125	11/14/21	205,000

				389,500

Ukraine(f) – 0.2%
	Metinvest BV (NR/NR)
	40,000	9.373	12/31/21	37,200

Venezuela – 0.4%
	Petroleos de Venezuela SA (CCC-/NR)
	150,000	6.000	05/16/24	54,900
	120,000	6.000	11/15/26	41,112

				96,012

	TOTAL CORPORATE OBLIGATIONS
	(Cost $6,095,772)			$6,297,955

Structured Notes – 5.0%
Egypt(h) – 1.1%
	Arab Republic of Egypt (Issuer Citibank NA) (NR/NR)
EGP	5,000,000	0.000%	02/08/18	$238,208

Indonesia(b) – 3.9%
	Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (NR/NR)
IDR	2,498,000,000	9.000	03/19/29	209,014
	Republic of Indonesia (Issuer Standard Chartered Bank) (NR/NR)
	1,770,000,000	8.375	03/19/24	141,932
	1,026,000,000	9.000	03/19/29	85,848
	1,110,000,000	9.000	03/19/29	92,877
	4,000,000,000	8.750	05/19/31	331,983

				861,654

	TOTAL STRUCTURED NOTES
	(Cost $1,019,897)			$1,099,862

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Debt Obligations(d)(g) – 1.1%
Puerto Rico – 1.1%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A (CC/Caa3)
$5,000	6.000%	07/01/44	$3,913
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A (CC/Caa3)
5,000	5.125	07/01/37	3,800
20,000	5.250	07/01/42	15,250
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D (CC/Caa3)
5,000	5.000	07/01/33	3,800
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A (D/Caa3)
20,000	5.500	07/01/32	11,750
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 E (D/Caa3)
70,000	5.625	07/01/32	41,212
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A (D/Caa3)
15,000	5.500	07/01/26	8,850
20,000	5.500	07/01/39	11,800
25,000	5.000	07/01/41	14,156
Puerto Rico Commonwealth GO Bonds Series 2008 A (D/Caa3)
15,000	5.375	07/01/33	8,794
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A (CC/Ca)
15,000	5.500	08/01/37	6,131
55,000	5.375	08/01/39	21,828
35,000	5.500	08/01/42	14,131
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C (CC/Ca)
5,000	5.000	08/01/35	1,931
10,000	6.000	08/01/39	4,325
20,000	5.250	08/01/41	7,900
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1 (CC/Ca)
75,000	5.000	08/01/43	30,094
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A (CC/Ca)
45,000	5.500	08/01/28	17,944
35,000	6.125	08/01/29	15,312

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $334,158)			$242,921

Shares	Distribution Rate	Value
Investment Company(a)(i) – 2.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
627,342	0.617%	$627,342
(Cost $627,342)

TOTAL INVESTMENTS – 89.9%
(Cost $19,154,426)		$19,836,238

OTHER ASSETS IN EXCESS OF LIABILITIES – 10.1%		2,216,287

NET ASSETS – 100.0%		$22,052,525

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2017.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $3,682,066, which represents approximately 16.7% of net assets as of March 31, 2017.
(c)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2017.
(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(e)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at March 31, 2017.
(f)	Pay-in-kind securities.
(g)	Security is currently in default and/or non-income producing.
(h)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(i)	Represents an Affiliated fund.

Security ratings disclosed, if any, are obtained from by Standard & Poor’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
ARS	—Argentine Peso
BRL	—Brazilian Real
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EGP	—Egyptian Pound
EUR	—Euro
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2017

Investment Abbreviations:
EURO	—Euro Offered Rate
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
LLC	—Limited Liability Company
NR	—Not Rated
PLC	—Public Limited Company
RB	—Revenue Bond
TIIE	—La Tasa de Interbank Equilibrium Interest Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC	ARS	2,086,975	USD	134,992	$135,461	04/03/17	$469
	BRL	1,196,718	USD	378,355	381,878	04/04/17	3,523
	CNH	924,348	USD	134,429	134,466	04/05/17	37
	CNH	2,320,222	USD	334,104	335,507	06/21/17	1,403
	CNY	924,218	USD	129,934	134,198	04/05/17	4,264
	CNY	2,341,420	USD	337,283	339,919	04/11/17	2,636
	COP	68,488,710	USD	23,000	23,798	04/07/17	798
	COP	67,160,000	USD	23,000	23,304	04/17/17	304
	COP	1,561,453,452	USD	519,513	537,466	06/16/17	17,953
	CZK	2,652,873	EUR	98,525	105,796	06/13/17	318
	CZK	11,333,438	EUR	420,545	452,361	06/21/17	1,948
	CZK	1,480,490	EUR	55,000	59,556	10/03/17	331
	CZK	9,123,512	EUR	341,054	368,462	11/21/17	140
	CZK	2,403,037	EUR	89,783	97,057	11/22/17	90
	EGP	584,151	USD	30,584	30,753	11/29/17	169
	EGP	525,087	USD	25,614	27,252	01/24/18	1,638
	EUR	20,740	CZK	554,422	22,213	06/21/17	84
	EUR	108,000	HUF	33,322,958	115,670	06/21/17	146
	EUR	77,000	PLN	326,368	82,468	06/21/17	226
	HUF	115,014,350	EUR	369,652	398,735	06/21/17	2,829
	HUF	136,407,496	USD	467,822	472,900	06/21/17	5,078
	IDR	882,213,126	USD	66,232	66,262	04/07/17	30
	IDR	760,754,490	USD	57,000	57,089	04/20/17	89
	IDR	8,149,262,547	USD	605,465	609,637	05/24/17	4,172
	IDR	2,902,293,369	USD	214,953	216,779	06/09/17	1,826
	IDR	7,566,767,780	USD	557,733	564,403	06/22/17	6,670
	INR	3,921,708	USD	60,379	60,438	04/03/17	59
	INR	11,651,600	USD	178,957	179,691	04/10/17	734
	INR	3,738,265	USD	57,000	57,599	04/20/17	599
	INR	16,363,059	USD	241,713	251,276	05/24/17	9,561
	INR	13,677,618	USD	206,019	208,913	07/14/17	2,894
	KRW	264,877,996	USD	232,000	236,939	04/03/17	4,939
	KRW	173,477,800	USD	151,000	155,234	04/06/17	4,234
	KRW	153,961,189	USD	133,567	137,789	04/10/17	4,222
	KRW	19,128,730	USD	16,612	17,120	04/17/17	508
	KRW	359,369,192	USD	319,505	321,644	04/20/17	2,139
	KRW	100,251,514	USD	87,510	89,782	06/16/17	2,272
	KRW	413,372,612	USD	362,778	370,331	07/13/17	7,553
	MXN	45,102,899	USD	2,291,818	2,378,866	06/21/17	87,047

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC (continued)	MYR	856,362	USD	191,195	$193,036	04/17/17	$1,841
	MYR	3,617,513	USD	810,405	813,089	05/22/17	2,684
	PEN	310,210	USD	94,346	94,749	06/22/17	402
	PHP	2,864,168	USD	57,000	57,018	04/17/17	18
	PHP	12,931,968	USD	255,252	256,754	05/24/17	1,503
	PLN	1,467,848	EUR	341,278	369,887	06/21/17	4,372
	PLN	4,194,986	USD	1,033,101	1,057,106	06/21/17	24,005
	RON	1,350,553	USD	316,464	316,973	06/21/17	509
	RUB	56,534,134	USD	960,855	993,801	05/15/17	32,947
	RUB	12,853,214	USD	213,730	225,322	05/26/17	11,591
	SGD	499,813	USD	355,657	357,529	06/21/17	1,872
	THB	3,826,865	USD	109,289	111,319	05/19/17	2,030
	TRY	3,720,399	USD	977,214	999,895	06/21/17	22,680
	TWD	13,650,022	USD	443,199	449,845	04/05/17	6,646
	TWD	1,801,387	USD	58,000	59,382	04/13/17	1,382
	TWD	41,172,572	USD	1,341,559	1,357,710	04/20/17	16,151
	TWD	166,157	USD	5,459	5,481	04/28/17	23
	TWD	1,295,056	USD	41,966	42,849	07/11/17	883
	USD	902,236	BRL	2,812,474	897,472	04/04/17	4,764
	USD	67,585	CLP	44,210,865	66,760	06/15/17	826
	USD	83,000	CNH	572,586	82,797	06/21/17	203
	USD	691,358	CZK	17,024,700	686,894	11/09/17	4,464
	USD	1,948,291	EUR	1,816,613	1,945,628	06/21/17	2,663
	USD	105,929	HKD	820,250	105,870	09/29/17	59
	USD	601,239	HKD	4,650,280	600,882	03/27/18	357
	USD	237,687	KRW	264,877,996	236,939	04/03/17	747
	USD	155,321	KRW	173,477,800	155,233	04/06/17	87
	USD	43,997	MYR	195,259	43,941	05/04/17	56
	USD	197,136	MYR	874,297	196,485	05/24/17	651
	USD	60,000	PLN	234,479	59,087	06/21/17	913
	USD	24,000	RUB	1,362,852	23,957	05/15/17	43
	USD	119,000	SGD	165,779	118,587	06/21/17	413
	USD	127,022	TRY	471,147	126,626	06/21/17	397
	USD	451,539	TWD	13,650,022	449,844	04/05/17	1,695
	USD	26,000	TWD	779,870	25,727	04/28/17	273
	USD	896,250	ZAR	11,779,257	865,533	06/21/17	30,719
TOTAL							$364,801

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC	BRL	3,343,063	USD	1,071,555	$1,066,786	04/04/17	$(4,768)
	BRL	1,607,494	USD	506,760	506,025	06/02/17	(735)
	CLP	15,928,288	USD	24,116	24,114	04/20/17	(2)
	COP	69,305,184	USD	24,000	23,996	05/03/17	(4)
	CZK	2,837,100	EUR	105,744	113,240	06/21/17	(14)
	CZK	2,974,611	EUR	111,000	118,868	07/03/17	(91)
	CZK	1,576,000	EUR	58,826	63,011	07/10/17	(56)
	CZK	6,437,035	EUR	240,827	258,727	09/20/17	(443)

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC (continued)	CZK	2,177,810	EUR	81,482	$87,540	09/21/17	$(153)
	CZK	15,890,628	EUR	595,797	643,871	01/03/18	(1,130)
	EUR	251,828	CZK	6,776,698	269,713	06/21/17	(771)
	EUR	311,234	CZK	8,337,644	336,118	11/21/17	(606)
	EUR	311,804	CZK	8,337,644	337,555	01/03/18	(278)
	EUR	54,000	HUF	16,686,815	57,835	06/21/17	(15)
	EUR	178,697	PLN	764,097	191,389	06/21/17	(1,161)
	IDR	652,733,900	USD	49,000	48,956	04/28/17	(44)
	KRW	262,228,261	USD	235,216	234,716	04/28/17	(500)
	KRW	173,477,800	USD	155,372	155,324	05/24/17	(49)
	KRW	264,877,996	USD	237,926	237,298	07/13/17	(628)
	MXN	2,787,964	USD	147,258	147,046	06/21/17	(212)
	MYR	874,297	USD	198,029	197,444	04/03/17	(585)
	PHP	4,890,661	USD	97,249	97,100	05/24/17	(149)
	PLN	434,304	USD	109,774	109,442	06/21/17	(332)
	SGD	167,123	USD	120,000	119,547	06/21/17	(453)
	TRY	742,010	USD	201,000	199,422	06/21/17	(1,578)
	TWD	13,650,022	USD	451,838	450,124	04/20/17	(1,713)
	TWD	1,838,985	USD	61,050	60,667	04/28/17	(383)
	USD	128,610	ARS	2,086,975	135,461	04/03/17	(6,851)
	USD	17,351	ARS	271,898	17,547	04/17/17	(196)
	USD	93,367	ARS	1,478,000	94,958	04/28/17	(1,591)
	USD	129,545	ARS	2,086,975	129,904	07/06/17	(359)
	USD	545,665	BRL	1,727,309	551,192	04/04/17	(5,527)
	USD	78,604	CLP	51,961,124	78,610	05/04/17	(6)
	USD	129,934	CNH	924,348	134,466	04/05/17	(4,532)
	USD	59,000	CNH	408,068	59,007	06/21/17	(7)
	USD	49,909	COP	149,602,228	51,961	04/10/17	(2,052)
	USD	23,000	COP	69,270,710	24,037	04/17/17	(1,037)
	USD	315,920	COP	951,866,786	327,641	06/16/17	(11,721)
	USD	7,521	COP	22,319,980	7,629	08/11/17	(108)
	USD	61,749	CZK	1,553,725	62,015	06/21/17	(266)
	USD	159,590	EUR	149,300	159,903	06/21/17	(313)
	USD	268,733	HKD	2,082,034	268,734	10/03/17	(1)
	USD	65,633	IDR	882,213,126	66,262	04/07/17	(629)
	USD	61,000	IDR	818,275,350	61,447	04/10/17	(447)
	USD	63,838	IDR	859,641,488	64,309	05/24/17	(471)
	USD	65,842	IDR	882,213,126	65,895	06/09/17	(53)
	USD	800,000	IDR	10,839,200,000	808,493	06/22/17	(8,493)
	USD	58,447	INR	3,921,708	60,438	04/03/17	(1,992)
	USD	174,000	INR	11,651,600	179,690	04/10/17	(5,690)
	USD	115,000	INR	7,633,700	117,652	04/17/17	(2,652)
	USD	231,068	INR	15,266,307	233,178	07/14/17	(2,109)
	USD	137,646	KRW	153,961,189	137,788	04/10/17	(142)
	USD	623,533	KRW	708,639,396	634,211	04/12/17	(10,677)
	USD	116,000	KRW	134,547,704	120,417	04/13/17	(4,417)
	USD	139,576	KRW	159,729,300	142,959	04/17/17	(3,383)
	USD	58,000	KRW	64,860,820	58,052	04/20/17	(52)
	USD	124,908	KRW	143,472,640	128,458	05/24/17	(3,551)
	USD	403,121	KRW	458,144,687	410,441	07/13/17	(7,320)
	USD	647,748	MXN	12,574,525	663,219	06/21/17	(15,471)

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC (continued)	USD	196,000	MYR	874,297	$197,444	04/03/17	$(1,444)
	USD	23,000	MYR	102,741	23,114	05/08/17	(114)
	USD	246,741	PEN	814,000	248,623	06/22/17	(1,882)
	USD	809,176	RUB	47,542,929	835,750	05/15/17	(26,572)
	USD	400,987	SGD	565,306	404,377	06/21/17	(3,390)
	USD	332,691	THB	11,644,169	338,715	05/19/17	(6,024)
	USD	239,871	TRY	908,198	244,087	06/21/17	(4,215)
	USD	58,000	TWD	1,799,740	59,328	04/13/17	(1,328)
	USD	917,930	TWD	28,819,592	950,358	04/20/17	(32,428)
	USD	98,788	TWD	3,053,240	100,724	04/28/17	(1,936)
	USD	201,887	TWD	6,170,688	203,839	06/02/17	(1,952)
	USD	451,750	TWD	14,402,169	476,131	06/20/17	(24,380)
	USD	190,916	TWD	5,829,358	192,872	07/11/17	(1,956)
	USD	742,169	TWD	22,643,563	750,110	08/17/17	(7,941)
	ZAR	14,126,306	USD	1,084,710	1,037,994	06/21/17	(46,716)
TOTAL							$(281,247)

FUTURES CONTRACTS — At March 31, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	3	June 2017	$481,875	$745
Ultra Long U.S. Treasury Bonds	2	June 2017	267,781	1,261
2 Year U.S. Treasury Notes	1	June 2017	216,453	218
5 Year U.S. Treasury Notes	(1)	June 2017	(117,726)	(373)
10 Year U.S. Treasury Notes	(2)	June 2017	(249,125)	1
TOTAL				$1,852

SWAP CONTRACTS — At March 31, 2017, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Bank of America Securities LLC	COP	879,470	07/06/17	Colombia IBR Overnight Interbank	7.170%	$(541)
	BRL	1,180	01/02/18	13.962%	1 month Brazilian Interbank Deposit Average	9,898
		460	01/04/21	11.910	1 month Brazilian Interbank Deposit Average	7,408
		1,810	01/04/21	11.980	1 month Brazilian Interbank Deposit Average	29,886
	MXN	680	03/03/26	6.930	Mexico Interbank TIIE 28 Days	(1,089)

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Citibank NA	COP	2,442,740		06/13/17	Colombia IBR Overnight Interbank	7.220%	$(506)
	BRL	560		01/02/19	1 month Brazilian Interbank Deposit Average	9.970	(938)
	THB	15,090		04/11/19	1.523%	6 month Thai Reuters	(1,482)
	BRL	400		01/02/20	10.010	1 month Brazilian Interbank Deposit Average	865
	THB	6,390		02/04/21	1.903	6 month Thai Reuters	(481)
Credit Suisse International (London)	BRL	170		01/02/18	11.120	1 month Brazilian Interbank Deposit Average	(2,092)
		300		01/02/18	11.960	1 month Brazilian Interbank Deposit Average	(1,678)
	COP	95,320		04/15/19	Colombia IBR Overnight Interbank	5.110	226
	THB	3,650		02/16/21	1.830	6 month Thai Reuters	(616)
Deutsche Bank AG	MXN	990		09/25/18	Mexico Interbank TIIE 28 Days	5.180	1,513
	BRL	330		01/02/19	1 month Brazilian Interbank Deposit Average	10.140	(774)
		650		01/02/19	1 month Brazilian Interbank Deposit Average	10.030	(1,177)
		230		01/02/20	10.165	1 month Brazilian Interbank Deposit Average	707
		450		01/02/20	10.050	1 month Brazilian Interbank Deposit Average	1,033
		150		01/02/25	1 month Brazilian Interbank Deposit Average	12.340	(3,598)
	MXN	3,740	(a)	02/15/29	9.625	Mexico Interbank TIIE 28 Days	9,293
JPMorgan Securities, Inc.	THB	9,510		04/19/19	1.554	6 month Thai Reuters	(757)
	COP	67,690		04/22/19	Colombia IBR Overnight Interbank	5.190	112
Morgan Stanley & Co. International PLC		1,988,090		04/03/17	Columbia IBR Overnight Interbank	7.360	(869)
		3,416,420		04/07/17	Colombia IBR Overnight Interbank	7.340	(1,480)
		1,627,590		04/20/17	Colombia IBR Overnight Interbank	7.230	(556)
		2,497,070		08/01/17	7.339	Columbia IBR Overnight Interbank	2,485
	BRL	650		01/02/19	1 month Brazilian Interbank Deposit Average	10.030	(1,177)

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Morgan Stanley & Co. International PLC (continued)	BRL	460	01/02/20	10.080%	1 month Brazilian Interbank Deposit Average	$1,170
	ZAR	6,350	07/23/20	7.490	3 month JIBAR	442
	BRL	660	01/04/21	1 month Brazilian Interbank Deposit Average	11.742%	(9,833)
TOTAL						$35,394

*	There are no upfront payments on the swap contract(s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
EUR	230	(a)	06/21/19	6 month EURO	0.000%	$(360)	$(143)
MXN	1,450		03/09/22	Mexico Interbank TIIE 28 Days	5.500	3,245	2,391
EUR	210	(a)	06/21/22	6 month EURO	0.000	3,587	(1,026)
	100	(a)	06/21/24	6 month EURO	0.000	3,549	(21)
	1,060		01/24/25	Mexico Interbank TIIE 28 Days	5.660	1	5,882
MXN	15,380	(a)	06/09/27	7.500%	Mexico Interbank TIIE 28 Days	(17,230)	20,735
EUR	80	(a)	06/21/27	6 month EURO	0.500	2,912	(296)
	70	(a)	06/21/37	6 month EURO	0.750	8,296	(379)
	TOTAL					$4,000	$27,143

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2017.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2017(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	People’s Republic of China 7.500%, 10/28/27	$30	(1.000)%	06/20/19	0.288%	$(79)	$(401)
		200	(1.000)	12/20/20	0.550	1,369	(4,687)
		130	(1.000)	06/20/21	0.637	1,022	(2,984)
	Republic of Turkey, 11.875%, 01/15/30	10	(1.000)	12/20/21	2.167	759	(251)

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (continued)

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2017(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased: (continued)
Barclays Bank PLC	People’s Republic of China 7.500%, 10/28/27	$30	(1.000)%	03/20/19	0.246%	$(51)	$(402)
		150	(1.000)	06/20/21	0.637	612	(2,876)
Citibank NA	People’s Republic of China 7.500%, 10/28/27	480	(1.000)	03/20/19	0.246	(856)	(6,398)
		850	(1.000)	06/20/19	0.288	(2,845)	(10,776)
		1,550	(1.000)	12/20/20	0.550	8,906	(34,625)
		1,040	(1.000)	06/20/21	0.637	6,926	(22,622)
	Republic of Turkey, 11.875%, 01/15/30	30	(1.000)	12/20/21	2.167	2,251	(724)
Deutsche Bank AG	People’s Republic of China, 7.500%, 10/28/27	180	(1.000)	12/20/20	0.550	1,231	(4,217)
	People’s Republic of China 7.500%, 10/28/27	230	(1.000)	06/20/21	0.637	556	(4,027)
	Republic of Turkey, 11.875%, 01/15/30	50	(1.000)	12/20/21	2.167	3,777	(1,233)
JPMorgan Securities, Inc.	People’s Republic of China 7.500%, 10/28/27	30	(1.000)	03/20/19	0.246	(43)	(410)
		170	(1.000)	06/20/19	0.288	(437)	(2,287)
		590	(1.000)	12/20/20	0.550	3,231	(13,020)
		300	(1.000)	06/20/21	0.637	1,062	(5,590)
Morgan Stanley & Co. International PLC	Republic of Turkey, 11.875%, 01/15/30	30	(1.000)	12/20/21	2.167	2,217	(690)
Protection Sold:
Barclays Bank PLC	Republic of Colombia 10.375%, 01/28/33	300	1.000	12/20/19	0.621	(6,779)	9,921
Citibank NA	Republic of Chile, 3.875%, 08/05/20	20	1.000	12/20/20	0.491	(216)	592
TOTAL						$22,613	$(107,707)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments

March 31, 2017

Principal Amount		Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – 65.7%
Angola – 0.4%
	Republic of Angola (B/B1)
	$8,200,000	9.500%		11/12/25	$8,446,000

Argentina – 5.7%
	City of Buenos Aires Argentina (B-/B3)(a)
ARS	82,930,000	22.396		03/29/24	5,416,387
	Province of Santa Fe (NR/B3)(b)
	$2,670,000	7.000		03/23/23	2,696,700
	Provincia de Buenos Aires (B-/B3)(c)
EUR	270,000	3.000		05/01/20	280,835
	Provincia de la Rioja (B-/NR)(b)
	$5,880,000	9.750		02/24/25	5,938,800
	Republic of Argentina (B-/B3)
ARS	10,350,000	22.808	(a)	10/09/17	677,467
	29,500,000	22.806	(a)	03/01/18	1,961,043
	$4,890,000	6.875	(b)	04/22/21	5,251,860
ARS	53,010,000	16.000		10/17/23	3,592,324
	$7,830,000	7.500		04/22/26	8,323,290
	10,690,000	7.500	(b)	04/22/26	11,363,470
ARS	90,000	15.500		10/17/26	6,177
EUR	1,210,000	5.000		01/15/27	1,203,697
	$18,300,000	6.875	(b)	01/26/27	18,556,200
EUR	11,352,856	7.820		12/31/33	12,656,229
	$5,005,275	8.280		12/31/33	5,260,937
	6,960,000	7.125	(b)	07/06/36	6,740,760
	7,870,000	7.125		07/06/36	7,622,095
	16,120,000	2.500	(c)	12/31/38	10,155,600

					107,703,871

Armenia – 0.1%
	Republic of Armenia (NR/B1)
	1,270,000	6.000		09/30/20	1,328,738
	1,120,000	7.150		03/26/25	1,197,000

					2,525,738

Bahrain – 0.5%
	Kingdom of Bahrain (BB-/Ba2)
	3,920,000	7.000	(b)	10/12/28	4,086,600
	1,140,000	7.000		10/12/28	1,188,450
	4,780,000	6.000		09/19/44	4,212,375

					9,487,425

Belize(b)(c) – 0.1%
	Government of Belize (B-/Caa2)
	2,446,500	4.938		02/20/34	1,584,109

Bermuda(b)(d) – 0.2%
	Bermuda Government Bond (A+/A2)
	4,600,000	3.717		01/25/27	4,433,411

Bolivia(b) – 0.3%
	Bolivian Government Bond (BB/Ba3)
	4,950,000	4.500		03/20/28	4,851,000

Brazil – 0.2%
	Brazil Letras do Tesouro Nacional (BB/Ba2)(e)
BRL	7,196,000	0.000		01/01/18	2,143,919
	Brazil Notas do Tesouro Nacional (BB/Ba2)
BRL	7,337,497	6.000		08/15/40	2,590,251

					4,734,170

Sovereign Debt Obligations – (continued)
Bulgaria – 1.8%
	Republic of Bulgaria (BB+/Baa2)
EUR	610,000	4.250		07/09/17	658,231
	5,360,000	1.875		03/21/23	5,989,654
	3,860,000	2.950		09/03/24	4,545,074
	5,960,000	3.000		03/21/28	6,876,314
	14,540,000	3.125		03/26/35	15,798,228

					33,867,501

Chile – 0.3%
	Republic of Chile (AA-/Aa3)
	$6,110,000	3.125		01/21/26	6,164,990

Colombia – 3.1%
	Republic of Colombia (BBB/Baa2)
	2,090,000	7.375		03/18/19	2,303,180
	11,920,000	2.625	(d)	03/15/23	11,443,200
	7,250,000	4.000	(d)	02/26/24	7,460,250
	3,340,000	4.500	(d)(f)	01/28/26	3,523,700
EUR	3,500,000	3.875	(d)	03/22/26	4,279,867
	$2,420,000	6.125		01/18/41	2,758,800
	28,180,000	5.000	(d)	06/15/45	28,264,540

					60,033,537

Costa Rica – 1.3%
	Republic of Costa Rica (BB-/Ba2)
	390,000	9.995		08/01/20	456,787
	3,500,000	5.625	(b)	04/30/43	3,053,750
	3,270,000	5.625		04/30/43	2,853,075
	5,100,000	7.158		03/12/45	5,189,250
	12,430,000	7.158	(b)	03/12/45	12,647,525

					24,200,387

Croatia – 0.7%
	Republic of Croatia (BB/Ba2)
	10,087,000	6.250		04/27/17	10,107,174
EUR	1,240,000	5.875		07/09/18	1,415,430
	1,157,000	3.875		05/30/22	1,342,288
	$1,230,000	5.500		04/04/23	1,325,325

					14,190,217

Dominican Republic – 4.2%
	Dominican Republic (BB-/B1)
	677,645	9.040		01/23/18	699,977
DOP	20,700,000	16.000		07/10/20	511,861
	$1,532,000	7.500		05/06/21	1,689,030
	1,250,000	6.600		01/28/24	1,356,250
	12,530,000	5.875		04/18/24	13,125,175
DOP	13,900,000	11.500		05/10/24	309,979
	$14,342,000	5.500		01/27/25	14,628,840
	1,860,000	6.875	(b)	01/29/26	2,036,700
	4,140,000	6.875		01/29/26	4,533,300
	2,350,000	5.950		01/25/27	2,402,875
	1,550,000	5.950	(b)	01/25/27	1,584,875
	1,500,000	8.625		04/20/27	1,768,125
DOP	8,900,000	18.500	(b)	02/04/28	267,132
	134,200,000	11.375		07/06/29	2,877,570
	$5,550,000	7.450	(b)	04/30/44	6,132,750
	3,566,000	7.450		04/30/44	3,940,430

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount		Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – (continued)
Dominican Republic – (continued)
	Dominican Republic (BB-/B1) – (continued)
	$15,860,000	6.850	%(b)	01/27/45	$16,415,100
	5,279,000	6.850		01/27/45	5,463,765

					79,743,734

Ecuador – 2.7%
	Ecuador Government International Bond (B/B3)
	19,760,000	10.750		03/28/22	21,093,800
	12,704,000	7.950		06/20/24	12,068,800
	14,130,000	9.650	(b)	12/13/26	14,553,900
	3,760,000	9.650		12/13/26	3,872,800

					51,589,300

El Salvador – 1.6%
	El Salvador Government International Bond (B-/B3)
	1,550,000	7.375		12/01/19	1,584,875
	5,340,000	7.750	(g)	01/24/23	5,426,775
	5,039,000	5.875		01/30/25	4,491,009
	3,800,000	6.375		01/18/27	3,401,000
	5,720,000	8.625	(b)	02/28/29	5,891,600
	3,870,000	8.250		04/10/32	3,831,300
	5,670,000	7.650		06/15/35	5,287,275
	330,000	7.625		02/01/41	304,012

					30,217,846

Guatemala – 1.8%
	Republic of Guatemala (BB/Ba1)
	3,300,000	5.750	(b)	06/06/22	3,613,500
	5,740,000	5.750		06/06/22	6,285,300
	6,440,000	4.500	(b)	05/03/26	6,415,850
	7,730,000	4.500		05/03/26	7,701,012
	10,350,000	4.875		02/13/28	10,531,125

					34,546,787

Honduras – 1.1%
	Republic of Honduras (B+/B2)
	9,010,000	8.750	(b)	12/16/20	10,203,825
	6,018,000	8.750		12/16/20	6,815,385
	1,310,000	7.500	(b)	03/15/24	1,439,363
	1,128,000	7.500		03/15/24	1,239,390
	2,010,000	6.250	(b)	01/19/27	2,032,612

					21,730,575

Hungary – 3.5%
	Hungary Government Bond (BBB-/Baa3)
EUR	5,780,000	4.375		07/04/17	6,239,418
	$1,490,000	4.125		02/19/18	1,516,370
EUR	7,270,000	5.750		06/11/18	8,308,224
	$870,000	4.000		03/25/19	902,625
	28,770,000	6.250		01/29/20	31,539,112
	3,680,000	6.375		03/29/21	4,144,600
	3,830,000	5.375		02/21/23	4,217,788
	7,980,000	5.750		11/22/23	9,017,400
	220,000	7.625		03/29/41	319,000

					66,204,537

Sovereign Debt Obligations – (continued)
Indonesia – 9.9%
	Perusahaan Penerbit SBSN (BB+/Baa3)
	$2,550,000	3.400	%(b)	03/29/22	$2,564,025
	360,000	3.300		11/21/22	360,000
	3,190,000	4.350		09/10/24	3,301,650
	250,000	4.325	(b)	05/28/25	256,875
	3,449,000	4.325		05/28/25	3,543,847
	1,130,000	4.550	(b)	03/29/26	1,172,375
	1,110,000	4.550		03/29/26	1,151,625
	16,440,000	4.150	(b)	03/29/27	16,509,048
	1,440,000	4.150		03/29/27	1,446,048
	Republic of Indonesia (BB+/Baa3)
	2,970,000	6.875		01/17/18	3,084,464
	10,094,000	11.625		03/04/19	11,923,537
	8,785,000	5.875		03/13/20	9,597,612
	2,170,000	4.875		05/05/21	2,319,187
	3,420,000	3.700	(b)	01/08/22	3,492,675
EUR	3,760,000	2.625	(b)	06/14/23	4,196,684
	$610,000	5.375		10/17/23	674,813
	24,054,000	5.875		01/15/24	27,301,290
	13,070,000	4.125		01/15/25	13,396,750
EUR	11,110,000	3.375		07/30/25	12,652,166
	$15,380,000	4.750	(b)	01/08/26	16,379,700
	5,850,000	4.350	(b)	01/08/27	6,057,675
EUR	9,760,000	3.750		06/14/28	11,140,804
	2,430,000	3.750	(b)	06/14/28	2,773,786
	$330,000	6.625		02/17/37	405,900
	5,574,000	7.750		01/17/38	7,706,055
	7,949,000	5.250		01/17/42	8,535,239
	1,340,000	4.625		04/15/43	1,350,050
	1,560,000	6.750		01/15/44	2,006,550
	1,510,000	5.125		01/15/45	1,602,487
	552,000	5.950		01/08/46	648,600
	850,000	5.250	(b)	01/08/47	912,688
	8,740,000	5.250		01/08/47	9,384,575

					187,848,780

Ivory Coast – 0.6%
	Republic of Ivory Coast (NR/Ba3)
	2,430,000	6.375		03/03/28	2,372,288
	8,937,600	5.750	(c)(d)	12/31/32	8,323,140

					10,695,428

Kenya – 0.7%
	Republic of Kenya (B+/B1)
	720,000	6.875	(b)	06/24/24	717,300
	12,657,000	6.875		06/24/24	12,609,536

					13,326,836

Kuwait(b) – 0.1%
	Republic of Kuwait (AA/Aa2)
	1,540,000	3.500		03/20/27	1,556,478

Macedonia – 0.8%
	Republic of Macedonia (BB-/NR)
EUR	4,530,000	4.875	(b)	12/01/20	5,109,584
	216,000	3.975		07/24/21	234,461
	3,530,000	5.625		07/26/23	3,967,782
	5,640,000	5.625	(b)	07/26/23	6,339,460

					15,651,287

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – (continued)
Mexico – 2.2%
	United Mexican States (A/A3)
MXN	96,215,340	0.000	%(e)	05/11/17	$5,094,124
	265,323,920	0.000	(e)	05/25/17	14,025,885
	192,430,760	0.000	(e)	06/08/17	10,157,376
	47,442,000	4.750		06/14/18	2,476,180
	29,883,600	7.750		11/23/34	1,652,577
	11,792,900	8.500		11/18/38	701,031
	783,400	8.000		11/07/47	44,398
	United Mexican States (BBB+/A3)
	$2,118,000	4.750		03/08/44	2,062,403
	4,280,000	4.350		01/15/47	3,937,600
	2,332,000	5.750		10/12/49	2,320,340

					42,471,914

Mongolia – 0.5%
	Republic of Mongolia (B-/Caa1)
	1,010,000	10.875	(b)	04/06/21	1,162,763
	4,809,000	5.125		12/05/22	4,520,460
	1,420,000	8.750		03/09/24	1,547,800
	2,160,000	8.750	(b)	03/09/24	2,355,847

					9,586,870

Montenegro(b) – 0.1%
	Republic of Montenegro (B+/B1)
EUR	1,360,000	3.875		03/18/20	1,459,916

Mozambique – 0.0%
	Republic of Mozambique (NR/Caa3)
	$510,000	10.500		01/18/23	344,250

Nigeria – 1.1%
	Republic of Nigeria (B/B1)
	493,000	6.750		01/28/21	515,185
	5,970,000	6.375		07/12/23	6,059,550
	6,970,000	7.875		02/16/32	7,248,800
	7,310,000	7.875	(b)	02/16/32	7,602,400

					21,425,935

Oman(b) – 0.0%
	Oman Government International Bond (BBB-/Baa1)
	720,000	5.375		03/08/27	752,400

Pakistan – 0.6%
	Islamic Republic of Pakistan (B/B3)
	1,070,000	6.875	(b)	06/01/17	1,074,933
	1,830,000	6.875		06/01/17	1,838,436
	2,650,000	6.750	(b)	12/03/19	2,805,687
	560,000	8.250	(b)	04/15/24	619,422
	2,990,000	8.250		04/15/24	3,307,269
	1,740,000	8.250		09/30/25	1,944,450

					11,590,197

Panama – 0.1%
	Panama Notas del Tesoro (BBB/Baa2)
	$920,000	4.875		02/05/21	985,435

Paraguay – 2.0%
	Republic of Paraguay (BB/Ba1)
	12,098,000	4.625		01/25/23	12,566,797
	3,930,000	5.000	(b)	04/15/26	4,087,200

Sovereign Debt Obligations – (continued)
Paraguay – (continued)
	Republic of Paraguay (BB/Ba1) – (continued)
	$3,445,000	5.000%		04/15/26	$3,582,800
	10,220,000	4.700	(b)	03/27/27	10,398,850
	6,500,000	6.100		08/11/44	6,922,500

					37,558,147

Romania – 1.3%
	Republic of Romania (BBB-/Baa3)
	4,090,000	6.750		02/07/22	4,740,310
	1,860,000	4.375		08/22/23	1,960,440
	5,370,000	4.875		01/22/24	5,826,450
EUR	4,910,000	2.875		05/26/28	5,375,484
	2,290,000	3.875		10/29/35	2,571,228
	$3,050,000	6.125		01/22/44	3,751,500

					24,225,412

Russia – 0.8%
	Russian Federation Bond (BB+/Ba1)
	800,000	4.500	(b)	04/04/22	849,000
	2,000,000	4.875	(b)	09/16/23	2,143,000
	200,000	4.875		09/16/23	214,300
	12,400,000	4.750		05/27/26	12,945,600

					16,151,900

South Africa – 2.1%
	Republic of South Africa (BBB/Baa2)
ZAR	23,790,000	8.875		02/28/35	1,660,739
	21,950,000	9.000		01/31/40	1,526,196
	Republic of South Africa (BBB+/Baa2)
	$4,090,000	6.875		05/27/19	4,437,650
	170,000	5.500		03/09/20	180,837
	18,495,000	5.875		09/16/25	19,882,125
	8,510,000	4.300		10/12/28	7,999,400
	Republic of South Africa (BBB-/Baa2)
	3,401,000	4.875		04/14/26	3,426,507

					39,113,454

Sri Lanka – 2.0%
	Republic of Sri Lanka (B+/B1)
	1,180,000	6.000	(b)	01/14/19	1,221,300
	360,000	6.000		01/14/19	372,600
	1,260,000	6.250		10/04/20	1,326,150
	1,222,000	6.250	(b)	10/04/20	1,286,155
	7,814,000	6.250		07/27/21	8,224,235
	7,300,000	5.750	(b)	01/18/22	7,482,500
	7,600,000	6.850	(b)	11/03/25	7,856,500
	4,480,000	6.850		11/03/25	4,631,200
	4,530,000	6.825	(b)	07/18/26	4,677,225
	1,600,000	6.825		07/18/26	1,652,000

					38,729,865

Suriname – 0.6%
	Republic of Suriname (B+/B1)
	$6,370,000	9.250	(b)	10/26/26	6,346,112
	4,806,000	9.250		10/26/26	4,787,978

					11,134,090

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – (continued)
Turkey – 5.5%
Hazine Mustesarligi Varlik Kiralama AS (NR/Ba1)(b)
$17,410,000	5.004%		04/06/23	$17,366,475
Republic of Turkey (BB/Ba1)
20,913,000	5.750		03/22/24	21,697,237
4,346,000	4.250		04/14/26	4,009,185
3,770,000	4.875		10/09/26	3,623,913
6,848,000	6.000		03/25/27	7,115,072
6,030,000	4.875		04/16/43	5,170,725
Republic of Turkey (NR/Ba1)
5,364,000	7.500		07/14/17	5,437,755
6,700,000	7.000		06/05/20	7,303,000
18,866,000	6.250		09/26/22	20,139,455
2,349,000	7.375		02/05/25	2,657,306
3,100,000	6.875		03/17/36	3,355,750
450,000	6.750		05/30/40	479,250
6,350,000	6.000		01/14/41	6,270,625

				104,625,748

Ukraine – 1.7%
Ukraine Government Bond (B-/Caa3)
530,000	7.750		09/01/21	522,050
Ukraine Government Bond (B-/Caa3)
2,260,000	7.750		09/01/22	2,169,600
4,110,000	7.750		09/01/23	3,883,950
12,520,000	7.750		09/01/24	11,718,720
7,720,000	7.750		09/01/25	7,141,000
6,030,000	7.750		09/01/27	5,532,525
3,074,000	0.000	(a)(b)	05/31/40	1,114,325

				32,082,170

United Arab Emirates – 0.9%
Abu Dhabi Government International Bond (AA/Aa2)
8,910,000	2.125		05/03/21	8,825,355
7,890,000	3.125		05/03/26	7,897,890

				16,723,245

Venezuela – 0.7%
Republic of Venezuela (CCC/Caa3)
16,771,600	8.250		10/13/24	7,211,788
9,850,000	7.650		04/21/25	4,137,000
5,014,000	9.250		05/07/28	2,156,020
80,000	9.375		01/13/34	34,600

				13,539,408

Vietnam(b) – 0.5%
Socialist Republic of Vietnam (BB-/B1)
7,980,000	6.750		01/29/20	8,718,150

Zambia – 1.3%
Republic of Zambia (B/B3)
$5,972,000	5.375		09/20/22	5,434,520
4,340,000	8.500		04/14/24	4,453,925
4,660,000	8.970	(b)	07/30/27	4,852,225
10,000,000	8.970		07/30/27	10,412,500

				25,153,170

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $1,239,617,118)				$1,251,705,620

Foreign Debt Obligation – 0.0%
Supranational – 0.0%
Corporacion Andina de Fomento (AA-/Aa3)
$550,000	1.500%		08/08/17	$550,171
(Cost $550,357)

Corporate Obligations – 23.3%
Argentina – 0.3%
Cablevision SA (NR/B3)(d)
$1,210,000	6.500%		06/15/21	$1,268,685
1,600,000	6.500	(b)	06/15/21	1,677,600
YPF SA (NR/B3)
2,780,000	8.875		12/19/18	3,024,640

				5,970,925

Azerbaijan – 0.4%
State Oil Company of the Azerbaijan Republic (BB/Ba1)
8,020,000	4.750		03/13/23	7,779,400

Brazil – 3.7%
Banco do Brasil SA (B-/NR)(a)(d)
3,410,000	6.250		10/29/49	2,864,400
Banco do Brasil SA (B-/B2)(a)(d)
8,360,000	9.000		06/29/49	8,569,000
Brazil Minas SPE via State of Minas Gerais (BB/Ba2)(h)
12,200,000	5.333	(b)	02/15/28	12,047,500
597,000	5.333		02/15/28	589,538
Independencia International Ltd. (NR/NR)(b)(i)
1,277,436	12.000		12/30/16	—
Petrobras Global Finance BV (BB-/B2)
2,690,000	5.375		01/27/21	2,754,560
26,090,000	8.375		05/23/21	29,514,312
13,800,000	6.125		01/17/22	14,469,300

				70,808,610

Chile – 1.2%
Banco del Estado de Chile(b)
2,420,000	4.125		10/07/20	2,547,050
970,000	3.875		02/08/22	1,002,737
Embotelladora Andina SA (BBB/NR)(b)
980,000	5.000		10/01/23	1,054,676
Engie Energia Chile SA (BBB/NR)
430,000	5.625		01/15/21	465,260
1,270,000	5.625	(b)	01/15/21	1,374,140
GNL Quintero SA (BBB/Baa2)
5,920,000	4.634	(b)	07/31/29	6,037,800
740,000	4.634		07/31/29	754,725
Itau CorpBanca (BBB+/A3)
690,000	3.875		09/22/19	710,148
4,071,000	3.875	(b)	09/22/19	4,189,873
Sociedad Quimica y Minera de Chile SA (BBB/Baa1)
793,000	3.625		04/03/23	766,197
3,991,000	4.375	(b)(d)	01/28/25	3,941,013
290,000	4.375	(d)	01/28/25	286,368

				23,129,987

Colombia(b) – 0.8%
Banco de Bogota SA (NR/Ba2)
14,050,000	6.250		05/12/26	14,734,937

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Costa Rica – 0.5%
	Banco de Costa Rica (NR/Ba2)(h)
	$4,870,000	5.250	%(b)	08/12/18	$4,936,962
	1,010,000	5.250		08/12/18	1,023,888
	Banco Nacional de Costa Rica (NR/Ba2)
	3,000,000	4.875	(b)	11/01/18	3,037,500
	380,000	4.875		11/01/18	384,750
	1,030,000	6.250	(b)	11/01/23	1,057,037

					10,440,137

Dominican Republic(b)(d) – 0.3%
	Aeropuertos Dominicanos Siglo XXI SA (BB-/Ba3)
	6,150,000	6.750		03/30/29	6,411,375

Ecuador(a)(h) – 0.1%
	EP PetroEcuador via Noble Sovereign Funding I Ltd. (B/NR)
	2,244,737	6.787		09/24/19	2,244,737

Egypt(b)(e) – 0.2%
	Citigroup Global Markets Holdings, Inc. (NR/NR)
EGP	68,475,000	0.000		01/25/18	3,281,110

Guatemala(b)(d) – 0.2%
	Central American Bottling Corp. (BB/Ba2)
	$3,210,000	5.750		01/31/27	3,334,387

Hong Kong – 0.1%
	China Unicom Ltd. (NR/NR)
CNH	8,770,000	4.000		04/16/17	1,270,941
	Hutchison Whampoa International 12 Ltd. (BBB/Baa2)(a)(d)
	$920,000	6.000		05/29/49	923,404

					2,194,345

Hungary(b)(h) – 0.1%
	MFB Magyar Fejlesztesi Bank Zrt (NR/Baa3)
	2,510,000	6.250		10/21/20	2,757,863

India(d) – 0.6%
	Greenko Dutch BV (B+/NR)
	1,391,000	8.000		08/01/19	1,464,028
	Greenko Investment Co. (B+/NR)(b)
	4,260,000	4.875		08/16/23	4,174,800
	Neerg Energy Ltd. (NR/Ba3)
	1,810,000	6.000		02/13/22	1,834,489
	3,440,000	6.000	(b)	02/13/22	3,483,000

					10,956,317

Indonesia(b)(d) – 0.1%
	Listrindo Capital BV (BB/Ba2)
	$1,720,000	4.950		09/14/26	1,672,700

Ireland – 0.2%
	Phosagro OAO via Phosagro Bond Funding DAC (NR/Ba1)
	2,250,000	4.204	(b)	02/13/18	2,286,563
	240,000	4.204		02/13/18	243,900
	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (BB/Ba2)
	400,000	7.748		02/02/21	452,000

					2,982,463

Corporate Obligations – (continued)
Israel – 0.3%
	Delek & Avner Tamar Bond Ltd. (BBB-/Baa3)(b)
	$1,200,000	3.839%		12/30/18	$1,219,500
	Teva Pharmaceutical Finance Netherlands III BV (BBB/Baa2)
	4,490,000	1.400		07/20/18	4,463,585
	980,000	1.700		07/19/19	968,828

					6,651,913

Italy(d) – 0.8%
	Wind Acquisition Finance SA (B/Caa1)
EUR	4,810,000	7.000		04/23/21	5,311,929
	$640,000	7.375	(b)	04/23/21	663,200
	9,744,000	7.375		04/23/21	10,097,220
	Wind Acquisition Finance SA (BB/Ba3)
EUR	150,000	4.000		07/15/20	162,620

					16,234,969

Ivory Coast – 0.5%
	Agromercantil Senior Trust (BB/NR)(b)
	$3,420,000	6.250		04/10/19	3,531,150
	Comcel Trust via Comunicaciones Celulares SA (NR/Ba1)(d)
	4,390,000	6.875		02/06/24	4,541,455
	Comunicaciones Celulares SA (NR/Ba1)(b)(d)
	810,000	6.875		02/06/24	837,945

					8,910,550

Jamaica(d) – 0.5%
	Digicel Ltd. (NR/B1)
	2,560,000	6.000		04/15/21	2,320,000
	3,860,000	6.000	(b)	04/15/21	3,498,125
	580,000	6.750		03/01/23	519,100
	4,500,000	6.750	(b)	03/01/23	4,027,500

					10,364,725

Japan(b)(d)(j) – 0.2%
	Universal Entertainment Corp. (NR/NR)
	4,166,120	8.500		08/24/20	4,252,277

Kazakhstan – 0.7%
	KazMunayGas National Co. JSC (BB/Baa3)
	11,640,000	9.125		07/02/18	12,536,280

Luxembourg – 1.2%
	Altice Financing SA (BB-/B1)(b)(d)
	400,000	6.500		01/15/22	419,000
	1,160,000	6.625		02/15/23	1,206,400
	1,700,000	7.500		05/15/26	1,806,250
	Gazprom OAO Via Gaz Capital SA (BB+/Ba1)
	6,400,000	9.250	(g)	04/23/19	7,176,000
	2,640,000	7.288		08/16/37	3,091,044
	MHP SA (B-/NR)
	1,420,000	8.250		04/02/20	1,423,550
	Severstal OAO Via Steel Capital SA (BBB-/Ba1)
	3,300,000	6.700		10/25/17	3,382,500
	Tupy Overseas SA (BB-/NR)(d)
	3,140,000	6.625	(b)	07/17/24	3,128,225
	539,000	6.625		07/17/24	536,979

					22,169,948

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Mauritius(b) – 0.2%
	MTN Mauritius Investment Ltd. (BB+/Baa3)
	$2,860,000	6.500%		10/13/26	$2,924,350

Mexico – 4.6%
	America Movil SAB de CV (A-/A3)
MXN	19,010,000	6.000		06/09/19	976,943
	Cemex Finance LLC (BB-/NR)(d)
EUR	3,950,000	4.625		06/15/24	4,440,354
	Cemex SAB de CV (BB-/NR)(b)(d)
	1,300,000	4.750		01/11/22	1,441,613
	Corporacion Geo SA (NR/NR)(i)
	$312,982	8.000		04/13/21	—
	Gruma SAB de CV (BBB/NR)(b)(d)
	2,220,000	4.875		12/01/24	2,331,000
	Grupo Cementos de Chihuahua SAB de CV (BB-/NR)(b)(d)
	710,000	8.125		02/08/20	736,238
	Petroleos Mexicanos (BBB+/Baa3)
	1,720,000	5.750		03/01/18	1,769,880
	3,170,000	5.500		02/04/19	3,320,575
	1,630,000	3.500		07/23/20	1,640,188
	7,439,000	6.375		02/04/21	8,071,315
	35,000	4.875		01/24/22	35,917
	2,610,000	5.375	(b)	03/13/22	2,727,450
	290,000	3.500		01/30/23	274,340
EUR	14,890,000	5.125		03/15/23	17,540,624
	$20,199,000	6.875		08/04/26	22,401,600
	11,790,000	6.500	(b)	03/13/27	12,638,880
EUR	920,000	2.750		04/21/27	869,756
	$2,046,000	5.500		06/27/44	1,800,582
	610,000	6.375		01/23/45	593,237
	30,000	5.625		01/23/46	26,823
	4,027,000	6.750		09/21/47	4,084,868

					87,722,183

Netherlands – 1.0%
	Greenko Dutch BV (B+/NR)(b)(d)
	3,830,000	8.000		08/01/19	4,031,075
	IHS Netherlands Holdco BV (B+/Ba3)(b)(d)
	10,130,000	9.500		10/27/21	10,408,575
	Lukoil International Finance BV (BBB-/Ba1)
	1,480,000	3.416		04/24/18	1,492,950
	1,650,000	6.125		11/09/20	1,804,687
	620,000	4.563		04/24/23	637,825
	Majapahit Holding BV (BB/Baa3)
	$100,000	7.250		06/28/17	101,048

					18,476,160

Panama(b) – 0.0%
	Autoridad del Canal de Panama (A-/A2)
	380,000	4.950		07/29/35	404,510

Paraguay – 0.5%
	Banco Regional SAECA (BB/Ba1)
	4,670,000	8.125	(b)	01/24/19	4,955,688
	905,000	8.125		01/24/19	960,364
	Telefonica Celular del Paraguay SA (NR/Ba3)(d)
	2,700,000	6.750		12/13/22	2,791,125

					8,707,177

Corporate Obligations – (continued)
Peru – 0.7%
	Abengoa Transmision Sur SA (BBB/NR)(b)
	$5,149,164	6.875%		04/30/43	$5,509,605
	Corp Financiera de Desarrollo SA (BBB+/NR)
	2,478,000	4.750		02/08/22	2,620,485
	Corp Lindley S.A. (BBB/NR)
	1,630,000	6.750	(b)	11/23/21	1,831,721
	3,560,000	6.750		11/23/21	4,000,568
	120,000	4.625	(b)	04/12/23	123,691

					14,086,070

Russia(a)(d) – 0.3%
	Sberbank of Russia Via SB Capital SA (NR/NR)
	5,070,000	5.500		02/26/24	5,217,030

Singapore – 0.1%
	China Resources Cement Holdings Ltd. (NR/Aa1)
	1,240,000	2.125		10/05/17	1,239,876

South Africa – 0.3%
	ZAR Sovereign Capital Fund Propriety Ltd. (BBB+/Baa2)
	5,440,000	3.903		06/24/20	5,521,600

South Korea – 0.4%
	Kookmin Bank (A+/A1)
	790,000	1.625		07/14/17	789,331
	6,480,000	1.625	(b)	08/01/19	6,384,190
	Korea Southern Power Co. Ltd. (NR/Aa2)
	240,000	1.875		02/05/18	239,711

					7,413,232

Turkey – 0.0%
	Hazine Mustesarligi Varlik Kiralama AS (NR/Ba1)
	208,000	2.803		03/26/18	207,010

Ukraine(j) – 0.1%
	Metinvest BV (NR/NR)
	1,930,000	9.373		12/31/21	1,794,900

United Arab Emirates – 0.4%
	Aabar Investments PJSC
EUR	100,000	1.000		03/27/22	88,187
	Dolphin Energy Ltd. (NR/A1)
	$255,920	5.888		06/15/19	267,756
	3,580,000	5.500		12/15/21	3,951,425
	Ruwais Power Co. PJSC (A-/A3)(b)
	3,700,000	6.000		08/31/36	4,218,000

					8,525,368

United States – 0.5%
	Brazil Loan Trust 1 (BB/Ba2)(b)(h)
	8,725,028	5.477		07/24/23	8,812,279
	New Cotai LLC/New Cotai Capital Corp. (NR/NR)(b)(d)(j)
	1,404,976	10.625		05/01/19	1,166,130
	The Bank of New York Mellon SA (NR/NR)(i)
	400,000	9.625	(b)	05/02/21	—
	520,000	9.625		05/03/21	—

					9,978,409

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Venezuela – 1.1%
	Petroleos de Venezuela SA (CCC-/NR)
	$23,080,000	6.000%	05/16/24	$8,447,280
	34,735,000	6.000	11/15/26	11,900,211
	490,000	5.375	04/12/27	167,090
	380,000	5.500	04/12/37	127,737

				20,642,318

Vietnam(d) – 0.1%
	Debt and Asset Trading Corp. (BB-/NR)
	1,960,000	1.000	10/10/25	1,140,338

	TOTAL CORPORATE OBLIGATIONS
	(Cost $441,258,730)			$443,820,486

Structured Notes – 0.8%
Brazil – 0.3%
	Notas do Tesouro Nacional Series B (Issuer HSBC Corp.) (NR/NR)
BRL	16,106,700	6.000%	08/15/40	$5,685,918

Egypt(e) – 0.5%
	Arab Republic of Egypt (Issuer Citibank NA) (NR/NR)
EGP	60,750,000	0.000	08/17/17	3,135,344
	23,150,000	0.000	08/31/17	1,185,658
	55,475,000	0.000	02/08/18	2,642,923
	13,200,000	0.000	03/08/18	620,908
	Arab Republic of Egypt (Issuer HSBC Bank PLC) (NR/NR)(b)
	56,175,000	0.000	09/14/17	2,864,303

				10,449,136

	TOTAL STRUCTURED NOTES
	(Cost $19,165,313)			$16,135,054

Principal Amount	Interest Rate		Maturity Date	Value
Municipal Debt Obligations – 0.9%(i)
Puerto Rico – 0.9%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A (CC/Caa3)(d)
$975,000	6.000%		07/01/44	$762,937
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A (CC/Caa3)(d)
305,000	5.125		07/01/37	231,800
640,000	5.250		07/01/42	488,000
80,000	6.000		07/01/47	62,600
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D (CC/Caa3)(d)
305,000	5.000		07/01/33	231,800
Puerto Rico Commonwealth GO Bonds Public Improvement Series 2006 A (D/Caa3)(d)
105,000	5.250		07/01/26	61,819

Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A (D/Caa3)(d)
$135,000	5.500%		07/01/32	$79,313
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B (D/Caa3)(d)
135,000	6.000		07/01/39	80,156
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A (D/Caa3)
110,000	4.000		07/01/21	62,975
140,000	4.500	(d)	07/01/26	80,675
1,210,000	5.500	(d)	07/01/26	713,900
390,000	5.000	(d)	07/01/41	220,837
Puerto Rico Commonwealth GO Bonds Refunding Public Improvement Series 2009 B (D/Caa3)(d)
1,385,000	5.750		07/01/38	810,225
Puerto Rico Commonwealth GO Bonds Series 2008 A (D/Caa3)(d)
1,315,000	5.375		07/01/33	770,919
Puerto Rico Commonwealth GO Bonds Series 2014 A (D/Caa3)(d)
3,205,000	8.000		07/01/35	1,987,100
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A (CC/Ca)(d)
4,600,000	5.500		08/01/22	1,920,500
4,210,000	5.250		08/01/27	1,662,950
2,035,000	6.750		08/01/32	915,750
3,005,000	5.750		08/01/37	1,288,394
2,370,000	6.000		08/01/42	1,007,250
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A (CC/Ca)(d)
40,000	4.500		08/01/21	15,150
4,005,000	5.500		08/01/37	1,637,044
490,000	5.375		08/01/39	194,466
310,000	5.500		08/01/42	125,162
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C (CC/Ca)(d)
70,000	5.000		08/01/35	27,038
25,000	5.375		08/01/36	10,047
25,000	5.375		08/01/38	10,047
1,620,000	5.500		08/01/40	662,175
1,955,000	5.250		08/01/41	772,225
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1 (CC/Ca)(d)
780,000	5.000		08/01/43	312,975
450,000	5.250		08/01/43	180,000

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $25,158,333)				$17,386,229

U.S. Treasury Obligations – 2.9%
United States Treasury Bonds
$2,260,000	3.750%		11/15/43	$2,571,789
5,600,000	2.875	(k)	08/15/45	5,432,280

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate		Maturity Date	Value
U.S. Treasury Obligations – (continued)
United States Treasury Notes
$23,220,000	1.125	%(k)	07/31/21	$22,522,240
21,088,000	2.250	(k)	01/31/24	21,154,849
3,500,000	2.250		11/15/25	3,469,865

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $55,203,787)				$55,151,023

Shares	Distribution Rate	Value
Investment Company(a)(l) – 0.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
7,523,665	0.617%	$7,523,665
(Cost $7,523,665)

TOTAL INVESTMENTS – 94.0%
(Cost $1,788,477,303)		$1,792,272,248

Principal Amount	Interest Rate (Paid) Received	Maturity Date	Value
Reverse Repurchase Agreement – 0.2%
JPMorgan Chase & Co. Repurchase Agreement (NR/NR)
$(3,486,960)	(0.100)%	01/05/18	$(3,486,960)
(Cost $(3,486,960))

OTHER ASSETS IN EXCESS OF LIABILITIES – 6.2%			117,657,447

NET ASSETS – 100.0%			$1,906,442,735

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2017.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $499,201,623, which represents approximately 26.2% of net assets as of March 31, 2017.
(c)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2017.
(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of March 31, 2017, the value of securities pledged amounted to $10,448,100.
(g)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at March 31, 2017.

(h)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $32,412,767, which represents approximately 1.7% of net assets as of March 31, 2017.
(i)	Security is currently in default and/or non-income producing.
(j)	Pay-in-kind securities.
(k)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.
(l)	Represents an Affiliated fund.

Security ratings disclosed, if any, are obtained from by Standard & Poor’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
ARS	—Argentine Peso
BRL	—Brazilian Real
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EGP	—Egyptian Pound
EUR	—Euro
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
EURO	—Euro Offered Rate
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
NR	—Not Rated
PLC	—Public Limited Company
RB	—Revenue Bond
TIIE	—La Tasa de Interbank Equilibrium Interest Rate

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC	ARS	74,778,028	USD	4,805,939	$4,853,667	04/03/17	$47,728
	ARS	14,351,132	USD	888,615	928,826	04/10/17	40,211
	ARS	48,606,512	USD	2,987,176	3,127,932	04/24/17	140,757
	BRL	61,928,735	USD	19,579,485	19,761,727	04/04/17	182,242
	CNH	26,500,412	USD	3,853,978	3,855,050	04/05/17	1,072
	CNH	103,039,478	USD	14,850,975	14,899,658	06/21/17	48,683
	CNY	26,496,687	USD	3,725,107	3,847,360	04/05/17	122,253
	CNY	74,938,379	USD	10,794,926	10,879,284	04/11/17	84,358
	COP	3,558,435,150	USD	1,195,000	1,236,456	04/07/17	41,456
	COP	3,512,760,000	USD	1,203,000	1,218,919	04/17/17	15,919
	COP	22,175,927,717	USD	7,479,234	7,633,150	06/16/17	153,916
	COP	8,423,046,000	USD	2,840,107	2,878,939	08/11/17	38,832
	CZK	43,192,143	EUR	1,607,000	1,721,034	06/05/17	1,363
	CZK	137,998,075	EUR	5,125,113	5,503,351	06/13/17	16,580
	CZK	254,892,640	EUR	9,458,216	10,173,750	06/21/17	43,819
	CZK	111,434,037	EUR	4,147,000	4,455,291	07/10/17	9,322
	CZK	148,425,852	EUR	5,514,000	5,970,719	10/03/17	33,181
	CZK	220,727,861	EUR	8,251,275	8,914,314	11/21/17	3,335
	CZK	68,329,825	EUR	2,552,954	2,759,791	11/22/17	2,559
	EUR	489,464	CZK	13,084,352	524,225	06/21/17	1,979
	EUR	2,882,000	HUF	889,045,124	3,086,677	06/21/17	4,519
	EUR	4,024,000	PLN	17,055,923	4,309,781	06/21/17	11,809
	HUF	5,270,349,284	EUR	16,930,972	18,271,347	06/21/17	137,949
	HUF	3,459,933,879	USD	11,866,156	11,994,963	06/21/17	128,807
	IDR	45,433,975,995	USD	3,410,959	3,412,496	04/07/17	1,537
	IDR	39,932,937,440	USD	2,992,000	2,996,648	04/20/17	4,648
	IDR	67,151,041,571	USD	4,991,523	5,023,493	05/24/17	31,970
	IDR	76,083,294,965	USD	5,634,965	5,682,841	06/09/17	47,876
	IDR	106,901,680,432	USD	7,879,537	7,973,770	06/22/17	94,233
	INR	205,822,076	USD	3,168,868	3,171,966	04/03/17	3,098
	INR	602,848,980	USD	9,258,818	9,297,112	04/10/17	38,294
	INR	393,478,060	USD	6,005,000	6,062,714	04/20/17	57,714
	INR	482,872,754	USD	7,132,941	7,415,122	05/24/17	282,181
	INR	533,719,480	USD	8,041,940	8,152,067	07/14/17	110,127
	KRW	13,897,004,498	USD	12,172,000	12,431,190	04/03/17	259,190
	KRW	6,932,740,550	USD	6,031,000	6,203,636	04/06/17	172,636
	KRW	7,951,390,571	USD	6,898,131	7,116,142	04/10/17	218,011
	KRW	615,705,984	USD	534,713	551,060	04/17/17	16,347
	KRW	16,586,743,640	USD	14,754,770	14,845,554	04/20/17	90,784
	KRW	13,618,663,939	USD	12,016,067	12,200,632	07/13/17	184,565
	MXN	45,304,000	USD	2,387,588	2,403,845	05/12/17	16,258
	MXN	1,652,833,651	USD	83,827,022	87,175,505	06/21/17	3,348,483
	MYR	5,113,986	USD	1,146,248	1,149,753	05/18/17	3,505
	PEN	9,638,214	USD	2,964,692	2,965,174	04/06/17	482
	PEN	9,060,584	USD	2,755,652	2,767,407	06/22/17	11,755
	PHP	149,891,484	USD	2,983,000	2,983,948	04/17/17	948
	PHP	371,614,105	USD	7,332,544	7,378,127	05/24/17	45,582
	PLN	75,947,446	EUR	17,657,709	19,138,216	06/21/17	226,471

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC (continued)	PLN	197,527,928	USD	48,407,326	$49,775,632	06/21/17	$1,368,306
	RUB	2,202,101,044	USD	37,484,727	38,710,229	05/15/17	1,225,500
	RUB	196,404,855	USD	3,265,930	3,443,051	05/26/17	177,121
	SGD	25,991,495	USD	18,494,960	18,592,353	06/21/17	97,393
	TRY	34,881,720	USD	9,291,752	9,374,815	06/21/17	83,063
	TWD	553,831,180	USD	17,956,000	18,251,795	04/05/17	295,795
	TWD	92,512,500	USD	3,000,000	3,049,192	04/10/17	49,192
	TWD	93,175,200	USD	3,000,000	3,071,491	04/13/17	71,491
	TWD	607,900,993	USD	19,797,433	20,046,199	04/20/17	248,766
	TWD	8,673,382	USD	284,934	286,127	04/28/17	1,194
	TWD	40,209,921	USD	1,303,824	1,330,397	07/11/17	26,573
	USD	39,505,006	BRL	123,063,955	39,270,240	04/04/17	234,766
	USD	4,292,000	CNH	29,608,920	4,281,493	06/21/17	10,507
	USD	11,198,756	EUR	10,403,280	11,119,258	05/11/17	79,498
	USD	56,731,915	EUR	52,897,630	56,654,380	06/21/17	77,535
	USD	5,504,102	HKD	42,620,522	5,501,056	09/29/17	3,046
	USD	31,051,528	HKD	240,167,843	31,033,091	03/27/18	18,437
	USD	12,470,392	KRW	13,897,004,498	12,431,190	04/03/17	39,202
	USD	6,207,127	KRW	6,932,740,550	6,203,636	04/06/17	3,491
	USD	3,066,000	PLN	11,981,867	3,019,345	06/21/17	46,655
	USD	1,229,000	RUB	69,789,380	1,226,811	05/15/17	2,189
	USD	6,096,000	SGD	8,492,415	6,074,833	06/21/17	21,167
	USD	10,627,066	TWD	321,256,210	10,587,166	04/05/17	39,900
	USD	1,349,000	TWD	40,463,255	1,334,848	04/28/17	14,152
	USD	3,363,458	ZAR	44,491,151	3,296,050	05/05/17	67,408
	USD	38,893,110	ZAR	511,234,597	37,565,269	06/21/17	1,327,845
TOTAL							$12,209,536

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC	BRL	99,949,969	USD	32,138,942	$31,894,468	04/04/17	$(244,474)
	BRL	71,520,288	USD	22,546,669	22,513,973	06/02/17	(32,696)
	CLP	826,193,360	USD	1,250,861	1,250,775	04/20/17	(86)
	CLP	438,999,539	USD	670,945	662,901	06/15/17	(8,044)
	COP	3,560,553,828	USD	1,233,000	1,232,781	05/03/17	(219)
	CZK	90,704,321	EUR	3,370,968	3,599,882	04/28/17	(791)
	CZK	152,160,430	EUR	5,666,000	6,062,986	06/05/17	(273)
	CZK	66,280,060	EUR	2,470,371	2,645,493	06/21/17	(322)
	CZK	153,875,839	EUR	5,742,000	6,149,020	07/03/17	(4,674)
	CZK	179,053,969	EUR	6,698,890	7,196,814	09/20/17	(12,300)
	CZK	60,729,317	EUR	2,272,166	2,441,106	09/21/17	(4,249)
	CZK	341,556,358	EUR	12,804,522	13,839,511	01/03/18	(22,505)
	EUR	5,698,053	CZK	153,334,613	6,102,725	06/21/17	(17,453)
	EUR	2,810,000	HUF	868,332,431	3,009,564	06/21/17	(787)
	EUR	9,276,481	PLN	39,665,548	9,935,290	06/21/17	(60,148)
	EUR	5,223,935	USD	5,641,850	5,583,457	05/11/17	(58,393)
	KRW	13,527,408,998	USD	12,133,738	12,108,126	04/28/17	(25,612)

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC (continued)	KRW	6,932,740,550	USD	6,209,184	$6,207,239	05/24/17	$(1,946)
	KRW	13,897,004,498	USD	12,482,937	12,449,991	07/13/17	(32,947)
	MXN	22,648,503	USD	1,205,573	1,201,737	05/12/17	(3,836)
	PHP	152,062,368	USD	3,030,000	3,025,790	04/24/17	(4,210)
	PHP	142,328,204	USD	2,830,149	2,825,823	05/24/17	(4,327)
	PLN	11,974,772	USD	3,030,000	3,017,557	06/21/17	(12,443)
	SGD	8,538,608	USD	6,132,000	6,107,875	06/21/17	(24,125)
	TRY	42,628,303	USD	11,537,000	11,456,788	06/21/17	(80,212)
	TWD	321,256,210	USD	10,634,102	10,593,774	04/20/17	(40,327)
	TWD	93,972,120	USD	3,119,655	3,100,060	04/28/17	(19,595)
	USD	4,651,883	ARS	74,778,028	4,853,667	04/03/17	(201,784)
	USD	916,375	ARS	14,359,603	926,715	04/17/17	(10,340)
	USD	7,997,162	ARS	125,989,786	8,094,516	04/28/17	(97,354)
	USD	12,239,839	BRL	38,814,748	12,385,954	04/04/17	(146,114)
	USD	3,725,107	CNH	26,500,412	3,855,050	04/05/17	(129,943)
	USD	3,030,000	CNH	20,956,692	3,030,368	06/21/17	(368)
	USD	2,581,500	COP	7,738,046,250	2,687,652	04/10/17	(106,152)
	USD	1,193,000	COP	3,593,041,610	1,246,777	04/17/17	(53,777)
	USD	132,363,106	EUR	124,260,104	132,811,965	05/11/17	(448,859)
	USD	20,501,289	EUR	19,179,352	20,541,455	06/21/17	(40,166)
	USD	13,950,645	HKD	108,084,016	13,950,693	10/03/17	(48)
	USD	3,380,089	IDR	45,433,975,995	3,412,496	04/07/17	(32,407)
	USD	4,860,000	IDR	65,193,741,000	4,895,624	04/10/17	(35,624)
	USD	3,390,848	IDR	45,433,975,995	3,393,571	06/09/17	(2,723)
	USD	3,067,439	INR	205,822,076	3,171,966	04/03/17	(104,527)
	USD	9,000,000	INR	602,848,980	9,297,112	04/10/17	(297,112)
	USD	5,965,000	INR	395,956,700	6,102,561	04/17/17	(137,561)
	USD	11,079,004	INR	730,223,450	11,153,482	07/14/17	(74,478)
	USD	7,108,786	KRW	7,951,390,571	7,116,141	04/10/17	(7,355)
	USD	19,743,808	KRW	22,438,639,967	20,081,898	04/12/17	(338,091)
	USD	6,000,000	KRW	6,959,364,000	6,228,467	04/13/17	(228,467)
	USD	7,291,467	KRW	8,343,545,997	7,467,510	04/17/17	(176,042)
	USD	3,022,000	KRW	3,379,472,380	3,024,713	04/20/17	(2,713)
	USD	5,350,924	KRW	6,146,231,956	5,503,037	05/24/17	(152,113)
	USD	19,323,923	KRW	22,007,775,482	19,716,234	07/13/17	(392,310)
	USD	36,601,674	MXN	718,307,848	38,113,655	05/12/17	(1,511,981)
	USD	9,048,204	MXN	188,460,525	9,958,694	06/08/17	(910,490)
	USD	29,624,281	MXN	575,694,193	30,363,875	06/21/17	(739,594)
	USD	1,218,000	MYR	5,440,806	1,224,056	05/08/17	(6,056)
	USD	2,931,219	PEN	9,638,214	2,965,175	04/06/17	(33,956)
	USD	2,942,966	PEN	9,638,214	2,943,835	06/22/17	(869)
	USD	1,072,095	PHP	54,290,910	1,077,906	05/24/17	(5,811)
	USD	20,656,507	RUB	1,206,523,555	21,209,201	05/15/17	(552,694)
	USD	18,432,819	SGD	25,986,517	18,588,792	06/21/17	(155,972)
	USD	9,204,796	TRY	35,238,043	9,470,581	06/21/17	(265,785)
	USD	7,596,765	TWD	232,574,970	7,664,629	04/05/17	(67,864)
	USD	3,000,000	TWD	93,090,000	3,068,682	04/13/17	(68,682)
	USD	25,629,764	TWD	803,164,136	26,485,215	04/20/17	(855,450)
	USD	2,897,441	TWD	89,551,212	2,954,218	04/28/17	(56,777)
	USD	5,904,176	TWD	180,461,129	5,961,256	06/02/17	(57,080)

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC (continued)	USD	16,867,020	TWD	537,743,856	$17,777,635	06/20/17	$(910,616)
	USD	5,565,900	TWD	169,945,846	5,622,877	07/11/17	(56,977)
	USD	18,319,849	TWD	558,938,605	18,515,871	08/17/17	(196,022)
	ZAR	526,033,921	USD	40,287,710	38,652,719	06/21/17	(1,634,992)
TOTAL							$(12,021,090)

FUTURES CONTRACTS — At March 31, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	360	June 2017	$57,825,000	$ 189,428
2 Year U.S. Treasury Notes	313	June 2017	67,749,828	16,583
5 Year U.S. Treasury Notes	(209)	June 2017	(24,604,852)	(77,960)
10 Year U.S. Treasury Notes	359	June 2017	44,717,938	288,354
20 Year U.S. Treasury Bonds	456	June 2017	68,784,750	(325,383)
TOTAL				$91,022

SWAP CONTRACTS — At March 31, 2017, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Bank of America Securities LLC	KRW	7,739,660	11/04/17	2.060%	3 month KWCDC	$31,453
	BRL	23,540	01/04/21	9.956	1 month Brazilian Interbank Deposit Average	32,816
		50,630	01/04/21	11.980	1 month Brazilian Interbank Deposit Average	835,991
	MXN	14,640	03/03/26	6.930	Mexico Interbank TIIE 28 Days	(23,450)
Citibank NA	KRW	18,832,760	10/06/17	2.239	3 month KWCDC	99,120
		4,044,740	10/14/17	2.240	3 month KWCDC	21,054
	BRL	8,360	01/02/18	14.460	1 month Brazilian Interbank Deposit Average	94,763
Deutsche Bank AG	MXN	60,090	09/25/18	Mexico Interbank TIIE 28 Days	5.180%	91,839
	BRL	16,310	01/02/23	10.074	1 month Brazilian Interbank Deposit Average	30,692
		25,000	01/02/23	14.558	1 month Brazilian Interbank Deposit Average	1,120,237
JPMorgan Securities, Inc.		27,640	01/04/21	9.965	1 month Brazilian Interbank Deposit Average	40,500

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Morgan Stanley & Co. International PLC	KRW	767,460	10/13/17	2.250%	3 month KWCDC	$4,065
		3,709,820	10/14/17	2.245	3 month KWCDC	19,435
		3,709,830	10/14/17	2.250	3 month KWCDC	19,559
	BRL	21,500	01/04/21	1 month Brazilian Interbank Deposit Average	11.743%	(320,332)
		35,400	01/04/21	9.883	1 month Brazilian Interbank Deposit Average	31,338
TOTAL						$2,129,080

*	There are no upfront payments on the swap contract(s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000s)(a)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
EUR	14,670	06/21/19	6 month EURO	0.000%	$(22,951)	$(9,095)
ZAR	473,880	09/20/19	7.350%	3 month JIBAR	162	(20,634)
EUR	3,920	06/21/20	6 month EURO	0.000	3,750	(3,773)
	27,350	06/21/22	6 month EURO	0.000	350,717	(17,166)
	33,070	06/21/24	6 month EURO	0.000	1,173,498	(7,073)
	$16,400	06/21/27	3 month LIBOR	1.500	1,641,248	(262,454)
EUR	35,460	06/21/27	6 month EURO	0.500	1,372,193	(212,614)
	9,150	06/21/37	6 month EURO	0.750	1,084,489	(49,500)
	930	06/21/47	6 month EURO	0.750	172,854	(6,969)
	TOTAL				$5,775,960	$(589,278)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2017.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2017(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	People’s Republic of China 4.250%, 10/28/27	$1,100	(1.000)%	03/20/19	0.246%	$(819)	$(15,804)
		2,680	(1.000)	06/20/19	0.288	(7,310)	(35,634)
	People’s Republic of China 7.500%, 10/28/27	9,500	(1.000)	12/20/20	0.550	62,496	(220,116)
		12,670	(1.000)	06/20/21	0.637	116,646	(307,875)
	Republic of Turkey 11.875%, 01/15/30	3,640	(1.000)	12/20/21	2.167	276,436	(91,219)

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (continued)

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2017(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Barclays Bank PLC	People’s Republic of China 4.250%, 10/28/27	$4,140	(1.000)%	03/20/19	0.246%	$(6,375)	$(56,188)
	People’s Republic of China 7.500%, 10/28/27	8,490	(1.000)	03/20/19	0.246	(55,825)	(72,474)
	People’s Republic of China 4.250%, 10/28/27	3,350	(1.000)	09/20/19	0.336	(24,046)	(31,434)
	People’s Republic of China 7.500%, 10/28/27	7,030	(1.000)	06/20/21	0.637	32,288	(138,391)
		17,730	(1.000)	12/20/21	0.744	(29,736)	(180,674)
Citibank NA	People’s Republic of China 4.250%, 10/28/27	31,240	(1.000)	03/20/19	0.246	(56,915)	(415,177)
	People’s Republic of China 4.250%, 10/28/27	21,330	(1.000)	06/20/19	0.288	(33,104)	(308,686)
	People’s Republic of China 7.500%, 10/28/27	20,690	(1.000)	12/20/20	0.550	161,396	(504,675)
		79,770	(1.000)	06/20/21	0.637	441,193	(1,645,166)
	Republic of Turkey 11.875%, 01/15/30	2,820	(1.000)	12/20/21	2.167	211,547	(68,055)
Deutsche Bank AG	People’s Republic of China 7.500%, 10/28/27	5,280	(1.000)	12/20/20	0.550	36,107	(123,711)
		28,030	(1.000)	06/20/21	0.637	92,001	(515,059)
		15,570	(1.000)	12/20/21	0.744	54,758	(239,534)
	Republic of Turkey 11.875%, 01/15/30	2,460	(1.000)	12/20/21	2.167	185,838	(60,664)
JPMorgan Securities, Inc.	People’s Republic of China 4.250%, 10/28/27	10,100	(1.000)	03/20/19	0.246	(24,551)	(128,079)
	People’s Republic of China 4.250%, 10/28/27	2,690	(1.000)	06/20/19	0.288	(6,799)	(36,306)
	People’s Republic of China 7.500%, 10/28/27	18,200	(1.000)	12/20/20	0.550	99,983	(401,953)
		21,650	(1.000)	06/20/21	0.637	64,420	(391,186)
		1,650	(1.000)	12/20/21	0.744	5,860	(25,441)
Morgan Stanley & Co. International PLC	Republic of Turkey 11.875%, 01/15/30	1,430	(1.000)	12/20/21	2.167	105,653	(32,889)
UBS AG (London)	People’s Republic of China 7.500%, 10/28/27	18,520	(1.000)	06/20/21	0.637	72,158	(351,680)
Protection Sold:
Barclays Bank PLC	Republic of Colombia 10.375%, 01/28/33	5,720	1.000	12/20/19	0.621	(129,253)	189,156
	Federative Republic of Brazil 4.250%, 01/07/25	60	1.000	09/20/20	1.498	(5,055)	4,078
Citibank NA	Republic of Chile 3.875%, 08/05/20	11,510	1.000	12/20/20	0.491	(116,904)	333,031

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (continued)

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2017(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Citibank NA (continued)	Republic of South Africa 5.500% 03/09/20	$1,480	1.000%	06/20/22	2.148%	$(72,649)	$(8,605)
	Russian Federation 11.000% 07/24/18	2,600	1.000	06/20/27	2.398	(318,210)	18,768
TOTAL						$1,131,229	$(5,861,642)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments

March 31, 2017

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – 90.4%
Aerospace & Defense – 1.1%
	Bombardier, Inc. (B-/B3)(a)
	$13,400,000	8.750%		12/01/21	$14,706,500
	1,050,000	6.000	(b)	10/15/22	1,034,250
	12,200,000	7.500	(b)	03/15/25	12,474,500
	TransDigm, Inc. (CCC+/B3)(b)
	6,200,000	6.500	(a)	05/15/25	6,184,500
	8,000,000	6.375		06/15/26	7,980,000

					42,379,750

Airlines(a)(b) – 0.2%
	VistaJet Malta Finance PLC/VistaJet Co. Finance LLC (CCC/NR)
	11,900,000	7.750		06/01/20	9,564,625

Automotive(c) – 0.0%
	General Motors Liquidation Co. (NR/NR)
	2,000,000	7.700		04/15/16	—
	7,125,000	7.125		07/15/13	—
	1,000,000	8.800		03/01/49	—
	14,500,000	8.375		07/15/49	—

					—

Automotive Parts – 1.3%
	American Axle & Manufacturing, Inc. (B/B2)(a)(b)
	16,550,000	6.250		04/01/25	16,529,312
	CB Lear Corp. (NR/NR)(c)
	6,750,000	8.500		12/01/13	—
	Cooper-Standard Automotive, Inc. (B/B2)(a)(b)
	12,290,000	5.625		11/15/26	12,259,275
	Gates Global LLC (B/Caa2)(a)(b)
	15,950,000	6.000		07/15/22	16,249,063
	The Goodyear Tire & Rubber Co. (BB/Ba3)(b)
	7,830,000	5.000		05/31/26	8,006,175

					53,043,825

Banks – 3.4%
	Ally Financial, Inc. (BB+/NR)
	4,450,000	4.125		02/13/22	4,466,688
	Bank of America Corp. (BB+/Ba2)(b)(d)
	7,000,000	8.000		01/30/49	7,175,000
	1,830,000	8.125		05/15/49	1,903,200
	17,500,000	6.250		09/05/49	18,418,750
	Barclays Bank PLC (BB/Ba2)(b)(d)
EUR	2,800,000	4.750		03/29/49	2,897,428
	Barclays PLC (B+/Ba2)(b)(d)
	$11,100,000	7.875		12/29/49	11,593,062
	Citigroup, Inc. (BB+/Ba2)(b)(d)
	5,000,000	6.300		05/15/49	5,212,500
	10,280,000	5.900		12/31/49	10,716,900
	Credit Suisse Group AG (BB/NR)(a)(b)(d)
	10,000,000	7.500		12/11/49	10,825,000
	Deutsche Bank AG (BB+/Ba2)
	10,000,000	4.500		04/01/25	9,728,720
	Intesa Sanpaolo SpA (BB/Ba1)(a)
	10,000,000	5.017		06/26/24	9,400,000
	6,500,000	5.710		01/15/26	6,288,750
	JPMorgan Chase & Co. (BBB-/Baa3)(b)(d)
	2,090,000	6.000		08/01/49	2,179,452
	7,410,000	6.100		10/01/49	7,830,517

Corporate Obligations – (continued)
Banks – (continued)
	Royal Bank of Scotland Group PLC (B/B1)(b)(d)
	$13,000,000	7.500		12/29/49	12,837,500
	Royal Bank of Scotland Group PLC (B+/B1)(b)(d)
	4,800,000	7.640		09/30/49	4,476,000
	UBS Group AG (BB+/NR)(b)(d)
	10,000,000	6.875		08/07/49	10,339,500

					136,288,967

Building Materials – 2.3%
	Anixter, Inc. (BB/Ba3)
	6,500,000	5.500		03/01/23	6,776,250
	Atrium Windows & Doors, Inc. (B-/Caa1)(a)(b)
	10,450,000	7.750		05/01/19	9,927,500
	BMC East LLC (BB-/B3)(a)(b)
	6,150,000	5.500		10/01/24	6,249,938
	Builders FirstSource, Inc. (B+/B3)(a)(b)
	4,500,000	5.625		09/01/24	4,567,500
	Cemex SAB de CV (BB-/NR)(a)(b)
	3,000,000	6.125		05/05/25	3,190,350
	5,000,000	7.750		04/16/26	5,625,000
	Gibraltar Industries, Inc. (BB/B2)(b)
	5,000,000	6.250		02/01/21	5,125,000
	Masonite International Corp. (BB/B1)(a)(b)
	9,250,000	5.625		03/15/23	9,423,437
	Standard Industries, Inc. (BBB-/Ba2)(a)(b)
	8,000,000	5.375		11/15/24	8,104,960
	10,100,000	5.000		02/15/27	9,898,000
	Summit Materials LLC/Summit Materials Finance Corp. (B/B3)(b)
	15,000,000	6.125		07/15/23	15,300,000
	Zachry Holdings, Inc. (B+/B2)(a)(b)
	8,400,000	7.500		02/01/20	8,599,500

					92,787,435

Chemicals – 2.0%
	Axalta Coating Systems LLC (BB-/B1)(a)(b)
	5,200,000	4.875		08/15/24	5,356,000
	CF Industries, Inc. (BB+/Ba3)
	5,950,000	5.150		03/15/34	5,569,093
	CF Industries, Inc. (BBB-/Baa3)(a)
	3,650,000	3.400		12/01/21	3,645,584
	Kraton Polymers LLC/Kraton Polymers Capital Corp. (B-/B3)(a)(b)
	8,300,000	7.000		04/15/25	8,403,750
	LyondellBasell Industries NV (NR/NR)
EUR	2,250,000	1.000		08/15/15	144,018
	Momentive Performance Materials, Inc. (NR/NR)(c)
	$3,110,000	8.875		10/15/20	—
	Nell AF SARL (NR/NR)
	10,625,000	8.375		12/30/49	850,000
	PQ Corp. (B+/B2)(a)(b)
	5,850,000	6.750		11/15/22	6,215,625
	Rain CII Carbon LLC/CII Carbon Corp. (B+/B1)(a)(b)
	6,250,000	7.250		04/01/25	6,171,875
	Tronox Finance LLC (B-/Caa1)(b)
	5,950,000	6.375		08/15/20	5,979,750
	Valvoline, Inc. (BB/Ba3)(a)(b)
	4,150,000	5.500		07/15/24	4,357,500

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Chemicals – (continued)
Versum Materials, Inc. (BB/Ba3)(a)(b)
$15,810,000	5.500%		09/30/24	$16,304,062
WR Grace & Co-Conn (BB+/Ba3)(a)
2,400,000	5.125		10/01/21	2,511,000
12,200,000	5.625		10/01/24	12,840,500

				78,348,757

Conglomerates(b) – 0.4%
Park-Ohio Industries, Inc. (B/B3)
15,000,000	8.125		04/01/21	15,412,500

Construction Machinery(a)(b) – 0.7%
ATS Automation Tooling Systems, Inc. (B+/B2)
10,250,000	6.500		06/15/23	10,667,175
Shape Technologies Group, Inc. (B/B2)
11,350,000	7.625		02/01/20	11,690,500
Terex Corp. (BB/B2)
6,750,000	5.625		02/01/25	6,817,500

				29,175,175

Consumer Cyclical Services(a)(b) – 0.3%
IHS Markit Ltd. (BB+/Ba1)
10,000,000	5.000		11/01/22	10,450,000

Consumer Cyclical Services – Business(b) – 0.1%
Equinix, Inc. (BB+/B1)
3,945,000	5.375		05/15/27	4,053,488

Consumer Cyclical Services – Rental Equipment(a)(b) – 0.4%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (BB-/B1)
4,250,000	5.125		06/01/22	4,080,000
7,350,000	5.250		03/15/25	6,817,125
BlueLine Rental Finance Corp./BlueLine Rental LLC (B/Caa1)
5,000,000	9.250		03/15/24	5,106,250

				16,003,375

Consumer Products – Household & Leisure(b) – 0.1%
Spectrum Brands, Inc. (BB-/B2)
5,000,000	6.625		11/15/22	5,256,250

Consumer Products – Industrial(b) – 0.2%
WESCO Distribution, Inc. (BB-/B1)
8,000,000	5.375		12/15/21	8,280,000

Diversified Manufacturing(a)(b) – 0.3%
Gardner Denver, Inc. (B-/Caa2)
10,000,000	6.875		08/15/21	10,300,000

Emerging Markets(a)(b) – 1.0%
Digicel Group Ltd. (NR/Caa1)
11,800,000	8.250		09/30/20	10,148,000
Digicel Group Ltd. (NR/Caa1)
5,000,000	7.125		04/01/22	3,900,500
Digicel Ltd. (NR/B1)
5,000,000	7.000		02/15/20	4,812,500
22,000,000	6.750		03/01/23	19,690,000

				38,551,000

Energy – Coal(a)(b) – 0.2%
Murray Energy Corp. (CCC/Caa3)
12,900,000	11.250		04/15/21	9,868,500

Corporate Obligations – (continued)
Energy – Exploration & Production – 5.7%
Antero Resources Corp. (BB/Ba3)(b)
$7,700,000	5.375%		11/01/21	$7,892,500
6,100,000	5.125		12/01/22	6,161,000
4,150,000	5.625		06/01/23	4,243,375
7,300,000	5.000	(a)	03/01/25	7,135,750
Berry Petroleum Co. LLC (NR/NR)(c)
2,050,000	6.750		11/01/20	—
28,160,000	6.375		09/15/22	—
California Resources Corp. (CCC+/Caa3)(a)(b)
9,450,000	8.000		12/15/22	7,678,125
California Resources Corp. (D/Ca)(b)
8,023,000	6.000		11/15/24	5,636,157
Carrizo Oil & Gas, Inc. (B+/B3)(b)
4,000,000	7.500		09/15/20	4,145,000
Chesapeake Energy Corp. (CCC/Caa3)
7,400,000	6.625		08/15/20	7,418,500
2,943,000	6.125		02/15/21	2,854,710
8,050,000	5.750		03/15/23	7,365,750
Continental Resources, Inc. (BB+/Ba3)(b)
5,550,000	5.000		09/15/22	5,612,438
10,950,000	4.500		04/15/23	10,676,250
Denbury Resources, Inc. (B/Caa1)(a)(b)
2,600,000	9.000		05/15/21	2,730,000
Denbury Resources, Inc. (CCC+/Caa3)(b)
1,550,000	5.500		05/01/22	1,201,250
5,150,000	4.625		07/15/23	3,759,500
Gulfport Energy Corp. (B+/B2)(a)(b)
3,300,000	6.000		10/15/24	3,201,000
5,700,000	6.375		05/15/25	5,600,250
Halcon Resources Corp. (B+/Caa1)(a)(b)
3,550,000	12.000		02/15/22	4,162,375
Halcon Resources Corp. (B-/Caa1)(a)(b)
11,850,000	6.750		02/15/25	11,672,250
Jones Energy Holdings LLC/Jones Energy Finance Corp. (NR/Caa2)(b)
8,950,000	6.750		04/01/22	7,629,875
Laredo Petroleum, Inc. (B/B3)(b)
8,400,000	5.625		01/15/22	8,400,000
5,000,000	7.375		05/01/22	5,162,500
10,000,000	6.250		03/15/23	10,150,000
MEG Energy Corp. (BB-/Caa2)(a)(b)
8,000,000	6.375		01/30/23	7,160,000
8,250,000	7.000		03/31/24	7,383,750
Oasis Petroleum, Inc. (B+/B3)(b)
8,950,000	6.875		03/15/22	9,117,812
750,000	6.875		01/15/23	761,250
Range Resources Corp. (BB+/B1)(b)
2,000,000	5.000	(a)	08/15/22	1,980,000
6,950,000	4.875		05/15/25	6,654,625
Rice Energy, Inc. (BB-/B3)(b)
1,100,000	6.250		05/01/22	1,130,250
6,900,000	7.250		05/01/23	7,348,500
Seven Generations Energy Ltd. (B/Ba3)(a)(b)
8,200,000	6.875		06/30/23	8,558,750
SM Energy Co. (NR/NR)
3,650,000	1.500		07/01/21	3,618,194

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Energy – Exploration & Production – (continued)
SM Energy Co. (B+/B3)(b)
$9,300,000	6.500%		11/15/21	$9,532,500
5,750,000	6.750		09/15/26	5,778,750
Whiting Petroleum Corp. (BB-/B3)(b)
9,500,000	5.000		03/15/19	9,500,000
WPX Energy, Inc. (B+/B3)(b)
7,000,000	8.250		08/01/23	7,770,000

				226,782,936

Energy – Services – 3.4%
Ensco PLC (BB/B1)(b)
5,050,000	4.500		10/01/24	4,279,875
11,100,000	5.750		10/01/44	8,325,000
Nabors Industries, Inc. (BBB-/Ba2)(a)
10,750,000	0.750		01/15/24	10,044,531
Noble Holding International Ltd. (BB-/B1)
738,000	4.900		08/01/20	726,008
12,250,000	7.750	(b)	01/15/24	11,760,000
4,650,000	6.950	(b)	04/01/25	4,347,750
6,000,000	5.250		03/15/42	4,012,500
Precision Drilling Corp. (BB/B3)(a)(b)
3,600,000	7.750		12/15/23	3,807,000
Pride International LLC (BB/B1)
6,000,000	6.875		08/15/20	6,270,000
Rowan Cos., Inc. (B+/B1)(b)
4,100,000	4.875		06/01/22	3,874,500
4,100,000	4.750		01/15/24	3,669,500
Rowan Cos., Inc. (B+/B1)(b)
2,650,000	7.375		06/15/25	2,663,250
Rowan Cos., Inc. (B+/B1)(b)
9,000,000	5.400		12/01/42	6,750,000
Sunoco LP/Sunoco Finance Corp. (B+/B1)(b)
8,150,000	5.500		08/01/20	8,211,125
4,850,000	6.250		04/15/21	4,947,000
7,500,000	6.375		04/01/23	7,612,500
Transocean, Inc. (B+/Caa1)
750,000	6.375		12/15/21	783,750
5,400,000	5.050	(b)	10/15/22	5,062,500
16,600,000	7.500		04/15/31	14,940,000
1,350,000	6.800		03/15/38	1,112,062
Trinidad Drilling Ltd. (BB-/Caa1)(a)(b)
3,500,000	6.625		02/15/25	3,491,250
Weatherford International Ltd. (B/Caa1)
3,000,000	4.500	(b)	04/15/22	2,872,500
2,900,000	8.250	(b)	06/15/23	3,146,500
13,150,000	6.500		08/01/36	12,393,875

				135,102,976

Entertainment & Leisure(b) – 0.6%
AMC Entertainment Holdings, Inc. (B+/B2)(a)
4,000,000	5.875		11/15/26	4,040,000
Cinemark USA, Inc. (BB/B2)
5,850,000	4.875		06/01/23	5,901,188
Lions Gate Entertainment Corp. (B-/B2)(a)
12,050,000	5.875		11/01/24	12,486,812

				22,428,000

Corporate Obligations – (continued)
Finance – 2.5%
Ally Financial, Inc. (BB+/Ba3)
$8,000,000	3.750%		11/18/19	$8,070,000
700,000	5.125		09/30/24	719,250
15,000,000	8.000		11/01/31	17,812,500
CIT Group, Inc. (BB+/Ba3)
8,000,000	5.500	(a)	02/15/19	8,410,000
9,500,000	5.000		08/15/22	9,927,500
Jefferies LoanCore LLC/JLC Finance Corp. (B/B1)(a)(b)
6,200,000	6.875		06/01/20	6,262,000
Nationstar Mortgage LLC/Nationstar Capital Corp. (B+/B2)(b)
8,000,000	7.875		10/01/20	8,240,000
Navient Corp. (B+/Ba3)
15,000,000	5.500		01/15/19	15,549,105
6,000,000	5.875		03/25/21	6,044,928
2,850,000	6.625		07/26/21	2,943,377
13,600,000	6.125		03/25/24	12,941,883

				96,920,543

Food(a)(b) – 1.1%
Performance Food Group, Inc. (BB-/B2)
10,900,000	5.500		06/01/24	11,145,250
Post Holdings, Inc. (B/B3)
2,600,000	8.000		07/15/25	2,921,750
12,635,000	5.000		08/15/26	12,050,631
Shearer’s Foods LLC/Chip Finance Corp. (B/B3)
6,957,000	9.000		11/01/19	7,270,065
Wells Enterprises, Inc. (BB-/B2)
8,750,000	6.750		02/01/20	9,012,500

				42,400,196

Food and Beverage(a)(b) – 0.2%
Chobani LLC/Chobani Finance Corp., Inc. (CCC+/Caa2)
9,150,000	7.500		04/15/25	9,367,313

Gaming – 4.5%
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Prope (CC/Caa2)(b)
12,825,000	11.000		10/01/21	13,963,219
GLP Capital LP/GLP Financing II, Inc. (BB+/Ba1)
10,050,000	5.375		04/15/26	10,338,937
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (BB/B1)(a)(b)
4,490,000	5.000		06/01/24	4,562,963
10,640,000	5.250		06/01/26	10,826,200
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. (BB-/B1)(b)
8,700,000	5.625		05/01/24	9,178,500
6,000,000	4.500		09/01/26	5,812,500
MGM Resorts International (BB-/B1)
10,000,000	6.750		10/01/20	10,975,000
21,000,000	6.625		12/15/21	23,257,500
13,000,000	7.750		03/15/22	14,998,750
Mohegan Tribal Gaming Authority (CCC+/B3)(a)(b)
19,600,000	7.875		10/15/24	19,869,500
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. (B/B2)(a)(b)
12,550,000	6.125		08/15/21	12,738,250

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Gaming – (continued)
Scientific Games International, Inc. (B-/Caa1)(b)
$21,600,000	10.000%		12/01/22	$22,923,000
Scientific Games International, Inc. (CCC+/Caa1)(b)
9,500,000	6.625		05/15/21	8,930,000
Yum! Brands, Inc. (B+/B2)(b)
11,426,000	5.350		11/01/43	9,926,337

				178,300,656

(b) – 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp. (NR/Ba3)
8,750,000	5.750		05/20/27	8,618,750

Health Care – Medical Products(a) – 0.2%
Fresenius Medical Care US Finance II, Inc. (BB+/Ba2)
4,000,000	5.875		01/31/22	4,330,000
4,500,000	4.750	(b)	10/15/24	4,545,000

				8,875,000

Health Care – Pharmaceuticals(a)(b) – 2.0%
Endo Ltd./Endo Finance LLC/Endo Finco, Inc. (B/B3)
13,025,000	6.000		07/15/23	11,396,875
Valeant Pharmaceuticals International, Inc. (B-/Caa1)
23,900,000	5.375		03/15/20	21,390,500
4,550,000	7.000		10/01/20	4,163,250
10,150,000	7.500		07/15/21	8,855,875
5,000,000	5.625		12/01/21	4,025,000
8,000,000	7.250		07/15/22	6,880,000
400,000	5.500		03/01/23	308,000
20,000,000	5.875		05/15/23	15,500,000
Valeant Pharmaceuticals International, Inc. (BB-/Ba3)
6,700,000	7.000		03/15/24	6,884,250

				79,403,750

Health Care – Services – 6.2%
Acadia Healthcare Co., Inc. (B/B3)(b)
10,050,000	5.625		02/15/23	10,376,625
Centene Corp. (BB/Ba2)(b)
4,000,000	5.625		02/15/21	4,180,000
6,550,000	6.125		02/15/24	7,008,500
1,930,000	4.750		01/15/25	1,942,062
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc. (B-/B3)(a)(b)
16,600,000	5.750		03/01/25	17,035,750
CHS/Community Health Systems, Inc. (BB-/Ba3)(b)
7,000,000	5.125		08/01/21	6,912,500
CHS/Community Health Systems, Inc. (CCC+/Caa1)(b)
15,350,000	8.000		11/15/19	15,081,375
600,000	7.125		07/15/20	550,500
3,350,000	6.875		02/01/22	2,881,000
HCA, Inc. (B+/B1)
11,000,000	7.500		02/15/22	12,608,750
HCA, Inc. (BBB-/Ba1)
30,400,000	6.500		02/15/20	33,269,152
12,000,000	4.750		05/01/23	12,510,000
18,000,000	5.000		03/15/24	18,877,500
15,000,000	5.250		04/15/25	15,937,500
MPH Acquisition Holdings LLC (B-/Caa1)(a)(b)
5,900,000	7.125		06/01/24	6,357,250

Corporate Obligations – (continued)
Health Care – Services – (continued)
MPT Operating Partnership LP/MPT Finance Corp. (BBB-/Ba1)(b)
$1,000,000	6.375%		03/01/24	$1,075,000
5,000,000	5.500		05/01/24	5,087,500
2,950,000	5.250		08/01/26	2,905,750
Sterigenics-Nordion Topco LLC (CCC+/Caa2)(a)(b)
8,150,000	8.125		11/01/21	8,353,750
Team Health Holdings, Inc. (CCC+/Caa1)(a)(b)
15,670,000	6.375		02/01/25	15,239,075
Tenet Healthcare Corp. (B/Ba3)(a)(b)
3,975,000	7.500		01/01/22	4,293,000
Tenet Healthcare Corp. (BB-/Ba3)(b)(d)
11,600,000	4.631		06/15/20	11,629,000
Tenet Healthcare Corp. (CCC+/Caa1)
10,909,000	5.000		03/01/19	10,909,000
3,700,000	8.000	(b)	08/01/20	3,755,500
15,000,000	6.750		06/15/23	14,737,500

				243,513,539

Home Builders(a)(b) – 0.5%
Beazer Homes USA, Inc. (B-/B3)
1,950,000	6.750		03/15/25	1,959,750
Shea Homes LP/Shea Homes Funding Corp. (BB-/B2)
1,550,000	5.875		04/01/23	1,551,938
William Lyon Homes, Inc. (B-/B3)
14,450,000	5.875		01/31/25	14,558,375

				18,070,063

Home Construction – 1.6%
Beazer Homes USA, Inc. (B-/B3)(b)
7,150,000	8.750	(a)	03/15/22	7,802,437
10,350,000	7.250		02/01/23	10,608,750
Brookfield Residential Properties, Inc. (B+/B1)(a)(b)
5,000,000	6.125		07/01/22	5,176,000
6,500,000	6.375		05/15/25	6,711,250
Lennar Corp. (BB/Ba1)(b)
8,000,000	4.750		11/15/22	8,260,000
The Ryland Group, Inc. (BB/Ba2)
3,050,000	0.250		06/01/19	2,877,187
Toll Brothers Finance Corp. (BB+/Ba1)(b)
10,000,000	4.375		04/15/23	10,100,000
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. (BB-/B1)
1,350,000	4.375		06/15/19	1,373,625
8,000,000	5.875		06/15/24	8,200,000
William Lyon Homes, Inc. (B-/B3)(b)
400,000	7.000		08/15/22	418,000

				61,527,249

Life Insurance(a)(b) – 0.3%
Fidelity & Guaranty Life Holdings, Inc. (BB-/Ba2)
10,000,000	6.375		04/01/21	10,025,000

Lodging(a)(b)(e) – 0.2%
New Cotai LLC/New Cotai Capital Corp. (NR/NR)
11,553,494	10.625		05/01/19	9,077,917

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Machinery(b) – 0.4%
AECOM (BB/Ba3)
$10,350,000	5.875%		10/15/24	$10,983,938
Oshkosh Corp. (BB+/Ba3)
5,150,000	5.375		03/01/25	5,304,500

				16,288,438

Media – Broadcasting & Radio(b) – 3.5%
AMC Networks, Inc. (BB/Ba3)
14,150,000	5.000		04/01/24	14,150,000
Clear Channel Worldwide Holdings, Inc. (B-/Caa1)
15,000,000	7.625		03/15/20	15,112,500
Gray Television, Inc. (B+/B2)(a)
2,000,000	5.125		10/15/24	1,970,000
iHeartCommunications, Inc. (C/Ca)(e)
10,317,262	14.000		02/01/21	3,378,903
iHeartCommunications, Inc. (CC/Caa1)
19,833,000	9.000		12/15/19	16,808,468
21,850,000	9.000		03/01/21	16,551,375
Nexstar Broadcasting, Inc. (B+/B3)(a)
11,100,000	5.625		08/01/24	11,266,500
Sinclair Television Group, Inc. (B+/B1)(a)
5,000,000	5.875		03/15/26	5,125,000
3,850,000	5.125		02/15/27	3,734,500
Sirius XM Radio, Inc. (BB/Ba3)(a)
7,000,000	6.000		07/15/24	7,507,500
10,000,000	5.375		04/15/25	10,225,000
Tribune Media Co. (BB-/B3)
20,100,000	5.875		07/15/22	20,904,000
Univision Communications, Inc. (BB-/B2)(a)
10,000,000	6.750		09/15/22	10,475,000

				137,208,746

Media – Cable – 5.3%
Adelphia Communications Corp. (NR/NR)(c)
2,000,000	10.250		06/15/49	—
Altice US Finance I Corp. (BB-/Ba3)(a)(b)
21,900,000	5.500		05/15/26	22,447,500
CCO Holdings LLC/CCO Holdings Capital Corp. (BB+/B1)(b)
6,000,000	5.750		09/01/23	6,225,000
18,900,000	5.875	(a)	04/01/24	19,939,500
23,250,000	5.750	(a)	02/15/26	24,412,500
3,555,000	5.500	(a)	05/01/26	3,674,981
9,600,000	5.875	(a)	05/01/27	10,080,000
Cequel Communications Holdings I LLC/Cequel Capital Corp. (B-/Caa1)(a)(b)
5,250,000	7.750		07/15/25	5,788,125
CSC Holdings LLC (B-/B2)
7,450,000	5.250		06/01/24	7,403,438
CSC Holdings LLC (BB-/Ba1)(a)(b)
22,900,000	5.500		04/15/27	23,272,125
DISH DBS Corp. (B+/Ba3)
5,000,000	6.750		06/01/21	5,400,000
3,540,000	5.875		07/15/22	3,717,000
14,350,000	5.875		11/15/24	15,049,563
5,550,000	7.750		07/01/26	6,438,000
SFR Group SA (B+/B1)(a)(b)
18,050,000	6.000		05/15/22	18,704,312
10,000,000	7.375		05/01/26	10,325,000

Corporate Obligations – (continued)
Media – Cable – (continued)
UPCB Finance IV Ltd. (BB/Ba3)(a)(b)
$5,000,000	5.375%		01/15/25	$5,043,750
Virgin Media Secured Finance PLC (BB-/Ba3)(a)(b)
14,000,000	5.500		08/15/26	14,210,000
VTR Finance BV (B+/B1)(a)(b)
8,430,000	6.875		01/15/24	8,809,350

				210,940,144

Media – Diversified – 0.2%
Videotron Ltd. (BB/Ba2)
5,000,000	5.000		07/15/22	5,212,500
3,450,000	5.375	(a)(b)	06/15/24	3,588,000

				8,800,500

Media – Non Cable – 0.5%
Abe Investment Holdings, Inc./Getty Images, Inc. (CCC-/Caa3)(a)(b)
4,000,000	7.000		10/15/20	2,910,000
Live Nation Entertainment, Inc. (B+/B3)(a)(b)
6,050,000	4.875		11/01/24	6,050,000
Netflix, Inc. (B+/B1)
5,000,000	5.500		02/15/22	5,300,000
3,450,000	5.875		02/15/25	3,691,500

				17,951,500

Metals – 2.4%
AK Steel Corp. (B-/B3)(b)
10,100,000	7.000		03/15/27	10,074,750
AK Steel Corp. (BB-/B1)(b)
6,950,000	7.500		07/15/23	7,540,750
ArcelorMittal (BB/Ba1)
3,800,000	6.250		08/05/20	4,085,000
4,650,000	6.000		03/01/21	5,056,875
6,350,000	6.750		02/25/22	7,207,250
Arconic, Inc. (BBB-/Ba2)
9,025,000	6.150		08/15/20	9,758,281
750,000	5.400	(b)	04/15/21	797,475
6,350,000	5.950		02/01/37	6,334,125
BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC (BB+/Ba1)(a)(b)
5,050,000	6.500		05/15/21	5,327,750
Constellium NV (CCC+/Caa1)(a)(b)
7,250,000	5.750		05/15/24	6,688,125
7,400,000	6.625		03/01/25	7,141,000
Novelis Corp. (B/B2)(a)(b)
4,800,000	6.250		08/15/24	4,992,000
6,600,000	5.875		09/30/26	6,723,750
Steel Dynamics, Inc. (BB+/Ba2)(b)
5,000,000	5.125		10/01/21	5,118,750
5,000,000	5.250		04/15/23	5,162,500
United States Steel Corp. (BB-/B1)(a)(b)
4,000,000	8.375		07/01/21	4,440,000

				96,448,381

Mining – 4.2%
Anglo American Capital PLC (BB+/Ba1)(a)
3,950,000	9.375		04/08/19	4,443,750

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Mining – (continued)
	Anglo American Capital PLC (BB+/Ba1)(a) – (continued)
	$6,550,000	4.450%		09/27/20	$6,836,563
	8,850,000	4.125		04/15/21	8,982,750
	Cliffs Natural Resources, Inc. (B/B3)(a)(b)
	9,300,000	5.750		03/01/25	9,021,000
	Cliffs Natural Resources, Inc. (CCC+/Caa1)
	3,887,000	5.900		03/15/20	3,867,565
	7,245,000	4.800		10/01/20	7,018,594
	First Quantum Minerals Ltd. (B-/(P)B3)(a)(b)
	18,700,000	7.250		04/01/23	18,910,375
	8,000,000	7.500		04/01/25	8,060,000
	FMG Resources (August 2006) Pty Ltd. (BBB-/Baa3)(a)(b)
	10,000,000	9.750		03/01/22	11,450,000
	Freeport-McMoRan, Inc. (BB-/B1)(b)
	25,000,000	3.550		03/01/22	23,187,500
	7,450,000	3.875		03/15/23	6,844,687
	6,400,000	5.400		11/14/34	5,584,000
	12,000,000	5.450		03/15/43	10,155,000
	HudBay Minerals, Inc. (B/B3)(a)(b)
	6,094,000	7.250		01/15/23	6,459,640
	5,656,000	7.625		01/15/25	6,136,760
	New Gold, Inc. (B/B3)(a)(b)
	10,100,000	6.250		11/15/22	10,137,875
	Teck Resources Ltd. (BB/B1)(b)
	5,300,000	6.000		08/15/40	5,306,625
	9,000,000	6.250		07/15/41	9,337,500
	3,450,000	5.200		03/01/42	3,243,000
	2,850,000	5.400		02/01/43	2,721,750

					167,704,934

Noncaptive – Financial(a) – 0.9%
	CURO Financial Technologies Corp. (B-/Caa1)(b)
	7,700,000	12.000		03/01/22	7,931,000
	Icahn Enterprises LP/Icahn Enterprises Finance Corp. (BB+/Ba3)(b)
	13,050,000	6.250		02/01/22	13,294,688
	Park Aerospace Holdings Ltd. (BB-/B1)
	9,250,000	5.250		08/15/22	9,626,586
	4,750,000	5.500		02/15/24	4,968,025

					35,820,299

Other(a)(b) – 0.2%
	AECOM (BB/Ba3)
	6,350,000	5.125		03/15/27	6,334,125

Packaging – 1.8%
	ARD Finance SA (CCC+/Caa2)(b)(e)
EUR	10,950,000	6.625		09/15/23	12,034,238
	$10,150,000	7.125	(a)	09/15/23	10,429,125
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (CCC+/B3)(a)(b)
	7,822,000	7.250		05/15/24	8,359,762
	7,850,000	6.000		02/15/25	7,918,688
	BWAY Holding Co. (CCC/Caa2)(a)(b)
	11,000,000	9.125		08/15/21	11,990,000
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu (B+/B2)(a)(b)
	14,000,000	5.125		07/15/23	14,402,500

Corporate Obligations – (continued)
Packaging – (continued)
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu (B-/Caa2)(a)(b)
	$5,750,000	7.000%		07/15/24	$6,138,125
	Smurfit-Stone Container Corp. (NR/NR)
	8,500,000	8.000		03/15/17	—

					71,272,438

Paper – 0.3%
	Clearwater Paper Corp. (BB/Ba3)(b)
	3,400,000	4.500		02/01/23	3,298,000
	Jefferson Smurfit Corp. (NR/NR)
	1,750,000	0.750		06/01/13	—
	6,000,000	8.250	(c)	10/01/49	—
	Mercer International, Inc. (BB-/B1)(b)
	8,200,000	7.750		12/01/22	8,774,000
	Stone Container Finance Co. of Canada II (NR/WR)(b)(c)
	2,250,000	7.375		07/15/14	—

					12,072,000

Pipelines(b) – 0.5%
	DCP Midstream Operating LP (BB/Ba2)
	7,842,000	5.600		04/01/44	7,410,690
	Summit Midstream Holdings LLC/Summit Midstream Finance Corp. (B+/B2)
	11,850,000	5.750		04/15/25	11,790,750

					19,201,440

Printing(a)(b) – 0.3%
	Southern Graphics, Inc. (CCC+/Caa1)
	11,000,000	8.375		10/15/20	11,165,000

Publishing(a)(b) – 0.4%
	Gray Television, Inc. (B+/B2)
	5,000,000	5.875		07/15/26	5,100,000
	Nielsen Finance LLC/Nielsen Finance Co. (BB+/B1)
	9,350,000	5.000		04/15/22	9,548,688

					14,648,688

Real Estate(b) – 0.3%
	DuPont Fabros Technology LP (BB+/Ba1)
	10,000,000	5.625		06/15/23	10,400,000

Real Estate Investment Trust(b) – 0.3%
	iStar, Inc. (B+/B2)
	6,400,000	6.000		04/01/22	6,448,000
	Uniti Group, Inc./CSL Capital LLC (B-/Caa1)(a)
	4,100,000	7.125		12/15/24	4,161,500

					10,609,500

Retailers – 0.5%
	JC Penney Corp., Inc. (B/B3)
	2,850,000	6.375		10/15/36	2,151,750
	9,350,000	7.400	(f)	04/01/37	7,398,188
	L Brands, Inc. (BB+/Ba1)
	5,000,000	6.875		11/01/35	4,825,000
	Neiman Marcus Group Ltd., Inc. (CCC-/Caa3)(a)(b)
	3,150,000	8.000		10/15/21	1,897,875
	6,200,000	8.750	(e)	10/15/21	3,503,000

					19,775,813

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Services Cyclical – Business Services(a)(b) – 0.4%
	SPL Logistics Escrow LLC/SPL Logistics Finance Corp. (CC/Caa1)
	$5,150,000	8.875%		08/01/20	$4,506,250
	WEX, Inc. (BB-/Ba3)
	10,000,000	4.750		02/01/23	9,837,500

					14,343,750

Services Cyclical – Rental Equipment(b) – 0.6%
	United Rentals North America, Inc. (BB+/Ba1)
	10,000,000	4.625		07/15/23	10,287,500
	United Rentals North America, Inc. (BB-/B1)
	1,500,000	5.750		11/15/24	1,561,875
	5,200,000	5.500		07/15/25	5,369,000
	7,550,000	5.875		09/15/26	7,870,875

					25,089,250

Technology(a)(b) – 0.6%
	Symantec Corp. (BB+/Baa3)
	21,250,000	5.000		04/15/25	21,746,995

Technology – Hardware – 3.7%
	Advanced Micro Devices, Inc. (B-/Caa1)
	5,839,000	7.500		08/15/22	6,481,290
	6,700,000	7.000	(b)	07/01/24	7,102,000
	Alcatel-Lucent USA, Inc. (BB+/WR)
	15,795,000	6.450		03/15/29	17,374,500
	CDW LLC/CDW Finance Corp. (BB-/Ba3)(b)
	7,100,000	5.000		09/01/25	7,259,750
	Diamond 1 Finance Corp./Diamond 2 Finance Corp. (BBB-/Baa3)(a)(b)
	9,300,000	5.450		06/15/23	10,034,821
	3,800,000	6.020		06/15/26	4,142,688
	Micron Technology, Inc. (BB/Ba3)(a)(b)
	13,250,000	5.250		08/01/23	13,614,375
	Micron Technology, Inc. (BBB-/Baa2)(a)(b)
	7,000,000	7.500		09/15/23	7,813,750
	NCR Corp. (BB/B1)(b)
	9,700,000	5.000		07/15/22	9,845,500
	NXP BV/NXP Funding LLC (BBB-/Ba1)(a)
	5,200,000	4.125		06/01/21	5,395,000
	13,150,000	4.625		06/01/23	13,906,125
	Qorvo, Inc. (BB+/Ba1)(b)
	3,750,000	6.750		12/01/23	4,068,750
	4,300,000	7.000		12/01/25	4,751,500
	Twitter, Inc. (BB-/NR)
	7,850,000	1.000		09/15/21	7,153,312
	VeriSign, Inc. (BB+/Ba1)(b)
	5,000,000	5.250		04/01/25	5,175,000
	Western Digital Corp. (BB+/Ba2)(b)
	12,600,000	10.500		04/01/24	14,852,250
	Western Digital Corp. (BBB-/Ba1)(a)(b)
	5,000,000	7.375		04/01/23	5,481,250

					144,451,861

Technology – Software/Services(b) – 2.5%
	BMC Software Finance, Inc. (CCC+/Caa1)(a)
	19,850,000	8.125		07/15/21	19,998,875

Corporate Obligations – (continued)
Technology – Software/Services(b) – (continued)
	Equinix, Inc. (BB+/B1)
	$11,050,000	5.750%		01/01/25	$11,630,125
	4,600,000	5.875		01/15/26	4,887,500
	First Data Corp. (B/B3)(a)
	7,000,000	7.000		12/01/23	7,507,500
	15,350,000	5.750		01/15/24	15,791,312
	Infor US, Inc. (CCC+/Caa1)
EUR	7,000,000	5.750		05/15/22	7,667,432
	$10,450,000	6.500		05/15/22	10,659,000
	Nuance Communications, Inc. (BB-/Ba3)(a)
	4,286,000	5.375		08/15/20	4,361,005
	7,800,000	5.625		12/15/26	7,975,500
	Open Text Corp. (BB+/Ba2)(a)
	9,350,000	5.875		06/01/26	9,747,375

					100,225,624

Telecommunications – 4.7%
	CenturyLink, Inc. (BB/Ba3)
	10,000,000	6.450		06/15/21	10,625,000
	855,000	5.800		03/15/22	879,581
	750,000	6.750		12/01/23	780,000
	13,000,000	7.500	(b)	04/01/24	13,715,000
	3,680,000	6.875		01/15/28	3,583,400
	6,000,000	7.600		09/15/39	5,295,000
	Cincinnati Bell, Inc. (B/B3)(a)(b)
	9,050,000	7.000		07/15/24	9,513,813
	Frontier Communications Corp. (B+/B1)
	23,400,000	8.500		04/15/20	24,687,000
	13,800,000	8.875	(b)	09/15/20	14,541,750
	12,450,000	10.500	(b)	09/15/22	12,574,500
	Level 3 Financing, Inc. (BB-/B1)(b)
	750,000	5.375		01/15/24	765,000
	6,500,000	5.375		05/01/25	6,646,250
	Telecom Italia Capital SA (BB+/Ba1)
	1,550,000	6.000		09/30/34	1,526,750
	14,550,000	7.200		07/18/36	15,441,187
	16,450,000	7.721		06/04/38	18,218,375
	Telecom Italia SpA (BB+/Ba1)(a)
	17,250,000	5.303		05/30/24	17,422,500
	Windstream Services LLC (B+/B2)(b)
	24,900,000	7.750		10/15/20	25,242,375
	3,200,000	7.750		10/01/21	3,152,000

					184,609,481

Telecommunications – Cellular – 7.8%
	Altice Financing SA (BB-/B1)(a)(b)
	7,700,000	6.500		01/15/22	8,065,750
	19,000,000	6.625		02/15/23	19,760,000
	20,000,000	7.500		05/15/26	21,250,000
	Altice Finco SA (B-/B3)(a)(b)
	7,000,000	8.125		01/15/24	7,525,000
	Digicel Ltd. (NR/B1)(a)(b)
	750,000	6.000		04/15/21	679,688
	SoftBank Group Corp. (BB+/Ba1)(a)
	9,500,000	4.500		04/15/20	9,737,500
	Sprint Capital Corp. (B/B3)
	10,000,000	6.875		11/15/28	10,562,500
	22,500,000	8.750		03/15/32	27,000,000

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Telecommunications – Cellular – (continued)
Sprint Communications, Inc. (B/B3)
$20,000,000	7.000%		08/15/20	$21,500,000
14,700,000	11.500		11/15/21	18,522,000
Sprint Communications, Inc. (B+/B1)(a)
7,000,000	9.000		11/15/18	7,612,500
Sprint Corp. (B/B3)
10,450,000	7.250		09/15/21	11,312,125
44,750,000	7.875		09/15/23	49,504,687
5,800,000	7.125		06/15/24	6,162,500
T-Mobile USA, Inc. (BB/Ba3)
9,050,000	6.542	(b)	04/28/20	9,208,375
16,000,000	6.250	(b)	04/01/21	16,500,000
6,600,000	4.000		04/15/22	6,707,250
9,000,000	6.731	(b)	04/28/22	9,292,500
2,000,000	6.836	(b)	04/28/23	2,140,000
18,000,000	6.500	(b)	01/15/26	19,710,000
Uniti Group, Inc./CSL Capital LLC (B-/Caa1)(b)
16,000,000	8.250		10/15/23	16,880,000
Wind Acquisition Finance SA (B/Caa1)(a)(b)
8,950,000	7.375		04/23/21	9,274,437

				308,906,812

Telecommunications – Satellites(b) – 1.6%
Inmarsat Finance PLC (BB+/Ba2)(a)
7,000,000	4.875		05/15/22	6,905,507
Intelsat Connect Finance SA (CC/Ca)(a)
14,300,000	12.500		04/01/22	12,798,500
Intelsat Jackson Holdings SA (B-/B1)(a)
3,500,000	8.000		02/15/24	3,710,000
Intelsat Jackson Holdings SA (CC/Caa2)
2,000,000	7.250		04/01/19	1,907,500
1,550,000	7.250		10/15/20	1,412,437
15,800,000	7.500		04/01/21	14,220,000
Intelsat Luxembourg SA (D/Ca)
28,000,000	7.750		06/01/21	16,800,000
10,000,000	8.125		06/01/23	6,000,000

				63,753,944

Utilities – Electric(b) – 1.1%
Calpine Corp. (B/B2)
5,000,000	5.375		01/15/23	5,031,250
6,150,000	5.500		02/01/24	6,103,875
6,100,000	5.750		01/15/25	6,046,625
Calpine Corp. (BB/Ba2)(a)
4,000,000	6.000		01/15/22	4,185,000
Dynegy, Inc. (B+/B3)
5,000,000	6.750		11/01/19	5,150,000
19,050,000	7.375		11/01/22	18,859,500

				45,376,250

Utilities – Pipelines – 1.7%
Blue Racer Midstream LLC/Blue Racer Finance Corp. (B-/B3)(a)(b)
5,750,000	6.125		11/15/22	5,821,875
DCP Midstream Operating LP (BB/Ba2)(a)
2,800,000	9.750		03/15/19	3,143,000
950,000	6.750		09/15/37	1,016,500

Corporate Obligations – (continued)
Utilities – Pipelines – (continued)
Energy Transfer Equity LP (BB/Ba2)
$4,000,000	7.500%		10/15/20	$4,480,000
4,000,000	5.875	(b)	01/15/24	4,250,000
450,000	5.500	(b)	06/01/27	471,375
Genesis Energy LP/Genesis Energy Finance Corp. (B+/B1)(b)
5,611,000	6.000		05/15/23	5,639,055
Targa Resources Partners LP/Targa Resources Partners Finance Corp. (BB-/Ba3)(b)
5,000,000	5.250		05/01/23	5,100,000
6,000,000	4.250		11/15/23	5,865,000
4,500,000	5.375	(a)	02/01/27	4,646,250
Tesoro Logistics LP/Tesoro Logistics Finance Corp. (BB+/Ba3)(b)
5,000,000	6.375		05/01/24	5,375,000
3,800,000	5.250		01/15/25	3,961,500
The Williams Cos., Inc. (BB+/Ba2)
2,000,000	7.875		09/01/21	2,310,000
3,250,000	7.500		01/15/31	3,794,385
9,100,000	7.750		06/15/31	10,692,500
2,000,000	5.750	(b)	06/24/44	2,015,000

				68,581,440

Wirelines Telecommunications(b) – 0.5%
Level 3 Financing, Inc. (NR/B1)
10,800,000	5.250		03/15/26	10,854,000
Windstream Corp. (B+/B2)
8,400,000	7.500		06/01/22	8,169,000

				19,023,000

TOTAL CORPORATE OBLIGATIONS
(Cost $3,483,952,433)				$3,572,927,888

Bank Loans(g) – 2.2%
Diversified Manufacturing – 0.1%
Cortes NP Acquisition Corp. (NR/NR)
$5,588,308	5.030%		11/30/23	$5,640,727

Energy – 0.2%
American Energy – Marcellus LLC (CC/Ca)
12,175,000	5.284		08/04/20	8,400,750
American Energy – Marcellus LLC (C/C)
3,275,000	8.534		08/04/21	372,531

				8,773,281

Energy – Coal – 0.2%
Murray Energy Corp. (B-/Caa1)
7,255,835	8.397		04/16/20	7,031,339

Energy – Exploration & Production(c) – 0.0%
Blue Ridge Mountain Resources, Inc. (NR/NR)
1,026,005	8.000		05/06/19	1,026,005

Entertainment & Leisure – 0.2%
Lions Gate Entertainment Corp. (NR/NR)
6,560,000	3.982		12/08/23	6,594,834

Food & Beverages – 0.3%
Shearer’s Foods, Inc. (CCC+/Caa2)
12,250,000	7.897		06/30/22	11,882,500

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(g) – (continued)
Health Care – Services – 0.2%
Team Health Holdings, Inc. (NR/NR)
$4,775,000	3.750%	02/06/24	$4,737,182
MPH Acquisition Holdings LLC (B+/B1)
3,590,771	4.897	06/07/23	3,634,363

			8,371,545

Media – Non Cable – 0.4%
Getty Images, Inc. (CCC+/B3)
16,264,417	4.750	10/18/19	14,200,950

Noncaptive – Financial – 0.4%
Avolon TLB Borrower 1 (Luxembourg) S.a.r.l. (NR/NR)
13,950,000	3.728	03/20/22	14,130,234

Retailers – 0.2%
Neiman Marcus Group Ltd., Inc. (CCC+/Caa1)
7,126,531	4.250	10/25/20	5,716,475
True Religion Apparel, Inc. (CCC/Ca)
8,250,750	6.022	07/30/19	1,742,971
True Religion Apparel, Inc. (CC/Ca)
6,825,000	11.000	01/30/20	1,160,250

			8,619,696

TOTAL BANK LOANS
(Cost $104,674,775)			$86,271,111

Shares	Rate	Value
Preferred Stocks – 0.4%
Energy – Exploration & Production – 0.4%
Berry Pete Corp.(i)
1,067,392	0.000%	$14,409,792

Media – Broadcasting & Radio(e)(f) – 0.0%
Spanish Broadcasting System, Inc.
3,014	10.750	1,627,560

TOTAL PREFERRED STOCKS – 0.4%
(Cost $13,716,254)		$16,037,352

Shares			Description	Value
Common Stocks – 1.5%
	13,494		Berry Pete Restricted(i)	$182,169
	1,185,421		Berry Petroleum Corp.(i)	13,632,341
	670,713		Blue Ridge Mountain Resources(c)(i)	7,511,986
	3,874		CB Paracelsus Healthcare	—
	684,507		Chaparral Energy, Inc.	17,968,309
	350,000		Cliffs Natural Resources, Inc.(c)	2,873,500
	40		Dawn Holdings, Inc.(c)	—
	28,148		Motors Liquidation Co.	246,295
	21		New Cotai Class B Shares(c)	—
	10		Nycomed(c)	—
	6,391		Peabody Energy Corp.	167,764
	2,500		Port Townsend Holdings Co., Inc.(c)	—
	1,625,527		Whiting Petroleum Corp.(c)	15,377,485

	TOTAL COMMON STOCKS
	(Cost $62,532,228)			$57,959,849

Units		Expiration Date		Value
Warrant(c) – 0.0%
Lender Process Services, Inc. (NR/NR)
14,274		12/31/20		$—
(Cost $21,898,892)

Shares		Distribution Rate		Value
Exchange Traded Fund(d)(h) – 0.6%
Goldman Sachs Treasury Access 0-1 Year ETF (NR/NR)
250,000		0.010%		$25,007,500
(Cost $25,016,400)

Investment Company(d)(h) – 1.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
70,091,823		0.617%		$70,091,823
(Cost $70,091,823)

TOTAL INVESTMENTS – 96.9%
(Cost $3,781,882,805)				$3,828,295,523

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.1%				123,635,402

NET ASSETS – 100.0%				$3,951,930,925

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,580,251,222, which represents approximately 40.0% of net assets as of March 31, 2017.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Security is currently in default and/or non-income producing.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2017.
(e)	Pay-in-kind securities.
(f)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at March 31, 2017.
(g)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on March 31, 2017. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

(h)	Represents an Affiliated issuer/fund.
(i)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $35,736,288, which represents approximately 0.9% of net assets as of March 31, 2017.

Restricted Security	Acquisition Date	Cost
Berry Pete Corp (Preferred Stock)	05/06/16 – 08/18/16	10,673,910
Berry Pete Restricted (Common Stock)	02/27/17	134,940

Restricted Security	Acquisition Date	Cost
Berry Petroleum Corp. (Common Stock)	03/01/17	13,632,342
Blue Ridge Mountain Resources (Common Stock)	02/27/17 – 03/3/2017	6,692,580
TOTAL		$31,133,772

Currency Abbreviations:
EUR	—Euro
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
LLC	—Limited Liability Company
LP	—Limited Partnership
NR	—Not Rated
PLC	—Public Limited Company
WR	—Withdrawn Rating

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Bank of America Securities LLC	USD	22,757,809	EUR	21,531,585	$22,974,812	04/05/17	$(217,003)

FUTURES CONTRACTS — At March 31, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
U.S. Long Bonds	(326)	June 2017	$(49,175,063)	$80,094
Ultra U.S. Treasury Bonds	21	June 2017	3,373,125	11,772
5 Year German Euro-Bobl	(109)	June 2017	(15,325,859)	—
2 Year U.S Treasury Notes	618	June 2017	133,768,032	170,749
5 Year U.S Treasury Notes	(96)	June 2017	(11,301,750)	(2,417)
10 Year U.S Treasury Notes	(1,678)	June 2017	(209,015,875)	(406,157)
TOTAL				$(145,959)

SWAP CONTRACTS — At March 31, 2017, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2017(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased: —
CDX North America HighYield Series 27	$128,700	(5.000)%	12/20/21	3.100%	$(9,494,328)	$(831,509)

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments

March 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
Bank Loans(a) – 76.2%
Aerospace – 1.0%
	Silver II US Holdings LLC (B/B3)
	$6,678,472	4.147%	12/13/19	$6,255,525
	Transdigm, Inc. (B/Ba2)
	14,894,798	4.147	02/28/20	14,863,816
	7,945,030	4.147	06/04/21	7,918,097
	4,808,277	3.982	05/14/22	4,786,832
	5,447,556	3.982	06/09/23	5,419,447

				39,243,717

Airlines – 0.7%
	Air Canada (BB+/Ba3)
	10,150,000	3.755	10/06/23	10,194,457
	Delta Air Lines, Inc. (BBB-/Baa2)
	14,790,184	3.354	10/18/18	14,838,696
	738,750	3.483	08/24/22	743,596

				25,776,749

Automotive – Distributor – 0.2%
	American Axle & Manufacturing, Inc. (BB/Ba2)
	9,025,000	3.000	03/08/24	9,013,719

Automotive – Parts – 0.8%
	Chrysler Group LLC (BBB-/Baa3)
	3,000,000	3.390	12/31/18	3,015,000
	CS Intermediate Holdco 2 LLC (BB+/Ba1)
	3,899,882	3.897	10/26/23	3,932,368
	Gates Global LLC (B+/B2)
	16,560,214	4.397	07/06/21	16,572,634
	Jason, Inc. (B/B3)
	8,775,000	5.647	06/30/21	7,656,188

				31,176,190

Building Materials – 2.8%
	American Builders & Contractors Supply Co., Inc. (BB+/B1)
	29,040,495	3.732	10/31/23	29,090,445
	Associated Asphalt Partners LLC (B/B3)
	2,175,000	5.750	03/21/24	2,183,156
	Atkore International, Inc. (B+/B2)
	20,554,973	4.150	12/22/23	20,677,069
	CPG International, Inc. (B/B2)
	3,866,946	4.897	09/30/20	3,871,780
	HD Supply, Inc. (BB-/Ba3)
	1,879,087	3.732	08/13/21	1,892,598
	Jeld-Wen, Inc. (BB-/B1)
	23,445,202	4.147	07/01/22	23,581,888
	LBM Borrower LLC (B+/B3)
	14,270,032	6.304	08/20/22	14,323,544
	Safway Group Holding LLC (B+/B3)
	11,993,972	5.750	08/19/23	12,117,630

				107,738,110

Capital Goods – Others – 0.4%
	Avis Budget Car Rental LLC (BBB-/Baa3)
	12,468,750	3.150	03/15/22	12,484,336
	Columbus McKinnon Corp. (B+/Ba3)
	2,842,837	4.024	01/31/24	2,865,949

				15,350,285

Bank Loans(a) – (continued)
Chemicals – 2.5%
	Alpha 3 BV (B+/B1)
	13,387,500	4.147	01/31/24	13,412,668
	Emerald Performance Materials LLC (B/B1)
	7,233,059	4.500	08/01/21	7,305,389
	Emerald Performance Materials LLC (B-/Caa1)
	6,350,000	8.750	08/01/22	6,332,156
	The Chemours Co. (BB+/Ba1)
	8,626,366	6.000	05/12/22	8,669,498
	Univar, Inc. (BB-/B2)
	23,159,276	3.732	07/01/22	23,199,110
	US Coatings Acquisition, Inc. (BBB-/Ba1)
	24,833,550	3.647	02/01/23	25,026,755
	Versum Materials, Inc. (BB+/Ba1)
	14,576,750	3.647	09/29/23	14,717,999

				98,663,575

Construction Machinery – 0.2%
	Milacron LLC (B/B2)
	9,520,457	3.982	09/28/23	9,562,156

Consumer Cyclical Services – Business – 0.8%
	Colorado Buyer, Inc. (B+/Ba3)
	8,650,000	4.750	03/28/24	8,693,250
	Colorado Buyer, Inc. (CCC+/B3)
	2,875,000	8.750	03/28/25	2,885,781
	Sabre, Inc. (BB-/Ba2)
	19,898,865	3.732	02/22/24	20,040,943

				31,619,974

Consumer Products – Household & Leisure – 1.8%
	Bombardier Recreational Products, Inc. (BB/Ba3)
	15,448,816	4.040	06/30/23	15,509,993
	Coty, Inc. (BBB-/Ba1)
	4,207,606	3.311	10/27/22	4,219,009
	Galleria Co. (BBB-/Ba1)
	8,500,000	3.813	09/29/23	8,563,750
	Prestige Brands, Inc. (BB-/B1)
	12,275,298	3.732	01/26/24	12,377,551
	Renfro Corp. (B/B3)
	21,967,777	5.750	01/30/19	21,198,905
	Spectrum Brands, Inc. (BB+/Ba1)
	7,280,550	3.352	06/23/22	7,324,889
EUR	136,520	3.500	06/23/22	146,247

				69,340,344

Consumer Products – Industrial – 0.2%
	Southwire Co. (BB+/Ba2)
	$8,737,801	3.381	02/10/21	8,781,491

Diversified Manufacturing – 2.2%
	Cortes NP Acquisition Corp. (B+/B1)
	5,515,733	5.039	11/30/23	5,567,470
	CPM Holdings, Inc. (B+/B1)
	7,201,992	5.250	04/11/22	7,292,016
	Crosby US Acquisition Corp. (B-/Caa1)
	19,951,044	4.052	11/23/20	18,369,924
	Doosan Infracore Co. Ltd. (BB-/Ba3)
	7,372,413	4.500	05/28/21	7,455,353

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(a) – (continued)
Diversified Manufacturing – (continued)
Dynacast International LLC (B/B1)
$3,438,460	4.397%	01/28/22	$3,444,925
Gardner Denver, Inc. (B/B2)
5,193,769	4.568	07/30/20	5,179,174
Mannington Mills, Inc. (BB-/B1)
3,312,743	4.897	10/01/21	3,336,761
MKS Instruments, Inc. (BB+/Ba2)
6,708,731	3.732	05/01/23	6,780,045
Rexnord LLC (BB-/B1)
29,354,012	3.793	08/21/23	29,437,965

			86,863,633

Energy – 3.4%
American Energy – Marcellus LLC (CC/Ca)
13,550,000	5.284	08/04/20	9,349,500
American Energy – Marcellus LLC (C/C)
34,190,000	8.534	08/04/21	3,889,113
Blue Ridge Mountain Resources, Inc. (NR/NR)(b)
1,967,953	8.000	05/06/19	1,967,953
Chesapeake Energy Corp. (B+/B3)
13,040,000	8.553	08/23/21	13,871,300
CITGO Holding, Inc. (B-/Caa1)
3,946,239	9.647	05/12/18	4,002,157
FTS International, Inc. (CCC/Ca)
9,900,000	5.750	04/16/21	8,590,329
Jonah Energy LLC (B/Caa1)
9,250,000	7.500	05/12/21	8,810,625
MEG Energy Corp. (BB+/Ba3)
58,710,373	4.540	12/31/23	58,677,495
Murray Energy Corp. (B-/Caa1)
16,317,499	8.397	04/16/20	15,812,635
Peabody Energy Corp. (B+/Ba3)
7,625,000	5.500	09/24/20	7,615,469

			132,586,576

Entertainment – 0.4%
AMC Entertainment, Inc. (BB/Ba1)
3,550,000	3.733	12/15/23	3,578,862
Lions Gate Entertainment Corp. (BB-/Ba2)
10,000,000	3.982	12/08/23	10,053,100

			13,631,962

Environmental – 2.2%
Advanced Disposal Services, Inc. (BB/B1)
48,672,183	3.698	11/10/23	48,925,765
Casella Waste Systems, Inc. (B+/B1)
4,364,063	4.000	10/17/23	4,385,883
EnergySolutions LLC (B-/B3)
33,001,303	6.750	05/29/20	33,317,455

			86,629,103

Finance – 2.6%
Avolon TLB Borrower 1 (Luxembourg) S.a.r.l. (BBB-/Ba2)
3,750,000	3.228	09/20/20	3,782,812
52,400,000	3.728	03/20/22	53,077,008
CeramTec Acquisition Corp. (B/Ba3)
621,750	3.804	08/30/20	624,082

Bank Loans(a) – (continued)
Finance – (continued)
CeramTec Acquisition Corp. (B/Ba3) – (continued)
1,626,463	3.804	08/30/20	1,632,562
5,328,331	3.804	08/30/20	5,348,312
SBA Senior Finance II LLC (BB/B1)
16,021,815	3.240	03/24/21	16,050,815
Victory Capital Management, Inc. (BB-/B2)
22,521,462	8.647	10/31/21	22,727,984

			103,243,575

Food & Beverages – 2.9%
AdvancePierre Foods, Inc. (B+/Ba3)
2,608,467	4.000	06/02/23	2,637,812
Candy Intermediate Holdings, Inc. (B/B2)
7,294,875	5.647	06/15/23	7,076,029
Dole Food Co., Inc. (B-/B1)
5,750,000	4.500	11/01/18	5,784,500
High Liner Foods, Inc. (B+/B2)
8,640,614	4.343	04/24/21	8,613,655
Shearer’s Foods, Inc. (B/B3)
16,901,624	5.084	06/30/21	16,912,272
1,971,401	5.397	06/30/21	1,971,401
Shearer’s Foods, Inc. (CCC+/B3)
17,175,000	7.897	06/30/22	16,659,750
US Foods, Inc. (BB/B1)
53,816,499	3.732	06/27/23	54,278,783

			113,934,202

Food & Drug Retailers – 2.6%
Albertsons LLC (BB/Ba2)
5,985,000	4.401	12/22/22	6,009,479
4,987,500	4.401	12/22/22	5,017,126
2,432,860	4.302	06/22/23	2,445,024
BJ’s Wholesale Club, Inc. (B-/B3)
49,025,000	4.750	02/03/24	47,851,832
BJ’s Wholesale Club, Inc. (CCC/Caa2)
24,775,000	8.500	02/03/25	24,130,850
Rite Aid Corp. (BB-/B2)
8,790,000	5.750	08/21/20	8,800,987
7,195,000	4.875	06/21/21	7,203,994

			101,459,292

Gaming – 0.9%
Caesars Entertainment Operating Co., Inc. (NR/WR)
6,890,990	9.130	03/01/22	8,377,445
Caesars Entertainment Resort Properties LLC (CCC+/B2)
11,963,175	7.000	10/11/20	12,015,574
Eldorado Resorts LLC (BB/Ba3)
10,825,000	2.750	03/13/24	10,797,938
Graton Economic Development Authority (BB-/B1)
1,871,048	4.750	09/01/22	1,887,420

			33,078,377

Health Care – 0.6%
Community Health Systems, Inc. (BB-/Ba3)
4,422,458	3.750	12/31/19	4,391,811
18,859,162	4.054	01/27/21	18,590,419

			22,982,230

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(a) – (continued)
Health Care – Pharmaceuticals – 3.4%
Endo Luxembourg Finance Co. I S.A.R.L. (BB/Ba2)
$47,457,153	4.000%	09/26/22	$47,384,543
Grifols Worldwide Operations USA, Inc. (BB/Ba2)
8,000,000	3.194	01/31/25	8,010,160
Valeant Pharmaceuticals International, Inc. (BB-/Ba3)
76,326,312	5.570	04/01/22	76,494,993

			131,889,696

Health Care – Services – 6.4%
21st Century Oncology Holdings, Inc. (CCC/Caa2)
12,526,875	7.275	04/30/22	11,330,558
Air Medical Group Holdings, Inc. (B/B2)
18,676,382	4.250	04/28/22	18,658,826
27,209,089	5.000	04/28/22	27,220,517
Change Healthcare Holdings, Inc. (B+/Ba3)
10,000,000	1.500	02/01/24	10,012,500
ExamWorks Group, Inc. (B/B1)
3,905,400	4.250	07/27/23	3,922,505
HCA, Inc. (BBB-/Ba1)
7,190,653	2.982	03/17/23	7,221,645
1,995,000	3.031	02/15/24	2,011,040
MPH Acquisition Holdings LLC (B+/B1)
39,814,702	4.897	06/07/23	40,298,053
Press Ganey Holdings, Inc. (B/B2)
5,835,375	4.250	10/21/23	5,846,346
Sedgwick Claims Management Services, Inc. (B+/B1)
15,562,378	3.750	03/01/21	15,538,101
Sedgwick Claims Management Services, Inc. (CCC+/Caa2)
13,600,758	6.750	02/28/22	13,566,756
12,850,000	6.804	02/28/22	12,817,875
Sterigenics-Nordion Holdings LLC (B/B1)
20,253,551	4.397	05/15/22	20,253,551
Team Health Holdings, Inc. (B/B1)
14,025,000	3.750	02/06/24	13,913,922
U.S. Renal Care, Inc. (B/B1)
48,056,995	5.397	12/31/22	45,008,259
U.S. Renal Care, Inc. (CCC+/Caa1)
4,025,000	9.147	12/31/23	3,582,250

			251,202,704

Lodging – 0.8%
Four Seasons Holdings, Inc. (BB/B1)
8,019,644	4.147	11/30/23	8,099,841
Hilton Worldwide Finance LLC (BBB-/Ba1)
7,987,016	2.982	10/25/23	8,042,367
La Quinta Intermediate Holding LLC (BB/B1)
16,433,780	3.772	04/14/21	16,519,400

			32,661,608

Media – Broadcasting & Radio – 3.5%
Communications Sales & Leasing, Inc. (BB-/B1)
1,521,188	4.500	10/24/22	1,515,483
Entercom Radio LLC (BB-/B1)
6,870,000	4.555	11/01/23	6,902,633
Getty Images, Inc. (CCC+/B3)
57,447,505	4.750	10/18/19	50,159,140

Bank Loans(a) – (continued)
Media – Broadcasting & Radio – (continued)
iHeart Communications, Inc. (CC/Caa1)
8,000,000	7.732	01/30/19	6,856,640
22,272,038	8.482	07/30/19	19,020,320
Nexstar Broadcasting, Inc. (BB+/Ba3)
14,814,845	3.943	01/17/24	14,930,549
Salem Communications Corp. (B-/B2)
9,065,771	4.500	03/13/20	8,850,459
Sesac Holdco II LLC (B+/B2)
1,475,000	4.250	02/23/24	1,473,776
The E.W. Scripps Co. (BBB-/Ba2)
12,722,046	3.490	11/26/20	12,849,266
Tribune Media Co. (BB+/Ba3)
1,004,590	3.982	12/27/20	1,012,757
12,552,316	3.982	01/27/24	12,615,077

			136,186,100

Media – Cable – 3.1%
Altice US Finance I Corp. (BB-/B1)
3,625,000	2.750	06/21/25	3,625,000
Charter Communications Operating LLC (BBB-/Ba1)
29,095,188	2.990	07/01/20	29,159,779
14,355,604	2.990	01/03/21	14,384,315
3,175,940	2.990	01/15/22	3,182,101
620,301	3.232	01/15/24	622,974
GCI Holdings, Inc. (BB+/Ba2)
5,093,356	3.982	02/02/22	5,115,665
Neptune Finco Corp. (BB-/Ba1)
9,696,094	3.943	10/11/24	9,668,848
Numericable Group SA (B+/B1)
5,800,000	3.000	06/21/25	5,776,452
Numericable U.S. LLC (B+/B1)
5,086,563	5.289	01/15/24	5,090,174
Virgin Media Investment Holdings Ltd. (BB-/Ba3)
24,950,000	3.662	01/31/25	25,004,641
Wave Division Holdings LLC (BB-/Ba3)
8,141,679	3.790	10/15/19	8,138,260
Ziggo Secured Finance BV (BB-/Ba3)
9,525,000	3.750	08/31/24	9,509,093

			119,277,302

Media – Non Cable – 5.0%
Advantage Sales & Marketing, Inc. (B/B1)
15,890,458	4.250	07/23/21	15,711,691
Advantage Sales & Marketing, Inc. (CCC+/Caa1)
4,203,226	7.500	07/25/22	4,064,520
Cengage Learning Acquisitions, Inc. (B+/B2)
5,810,364	5.250	06/07/23	5,528,910
Checkout Holding Corp. (B-/B1)
37,174,320	4.500	04/09/21	33,456,888
Checkout Holding Corp. (CCC-/Caa1)
23,600,000	7.750	04/11/22	17,936,000
EMI Music Publishing LLC (BB-/Ba3)
7,767,570	3.580	08/22/22	7,791,261
McGraw-Hill Global Education Holdings LLC (B+/Ba3)
19,254,508	5.000	05/04/22	19,019,218
Mission Broadcasting, Inc. (BB+/Ba3)
1,436,291	3.943	01/17/24	1,447,508

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount		Interest Rate	Maturity Date	Value
Bank Loans(a) – (continued)
Media – Non Cable – (continued)
	NEP Supershooters LP (B-/Caa1)
	$20,832,739	10.000%	07/22/20	$21,015,025
	NEP/NCP Holdco, Inc. (NR/B1)
	27,208,459	4.250	01/22/20	27,197,032
	NEP/NCP Holdco, Inc. (B+/B1)
EUR	4,937,625	4.500	11/17/23	5,339,885
	Nielsen Finance LLC (BBB-/Ba1)
	$10,822,875	3.354	10/04/23	10,873,093
	Renaissance Learning, Inc. (B-/B2)
	10,089,961	4.897	04/09/21	10,123,561
	Renaissance Learning, Inc. (CCC/Caa2)
	9,612,400	8.147	04/11/22	9,564,338
	WMG Acquisition Corp. (B/Ba3)
	6,087,047	3.750	11/01/23	6,104,151

				195,173,081

Metals & Mining – 1.0%
	FMG Resources (August 2006) Pty Ltd. (BBB-/Baa3)
	11,332,860	3.750	06/30/19	11,391,337
	Global Brass & Copper, Inc. (BB-/B2)
	7,263,500	5.250	07/18/23	7,363,373
	Hi Crush Partners LP (B/Caa1)
	20,762,917	4.897	04/28/21	19,906,447

				38,661,157

Packaging – 2.3%
	Anchor Glass Container Corp. (B/B1)
	1,592,406	4.250	12/07/23	1,601,371
	Berry Plastics Group, Inc. (BB/Ba3)
	15,890,680	3.108	02/08/20	15,977,602
	17,435,295	3.108	01/06/21	17,513,754
	2,699,210	3.482	10/01/22	2,714,947
	BWAY Holding Co., Inc. (B-/B2)
	22,783,009	4.750	08/14/23	22,722,406
	Onex Wizard U.S. Acquisition, Inc. (B+/B1)
	15,237,164	4.000	03/13/22	15,330,568
	Reynolds Group Holdings, Inc. (B+/B2)
	14,807,254	3.982	02/05/23	14,858,190

				90,718,838

Paper – 0.1%
	Flex Acquisition Co., Inc. (B/B1)
	4,725,000	4.250	12/29/23	4,750,090

Pipelines – 0.3%
	Williams Partners LP (NR/WR)
	10,600,000	1.250	12/23/18	10,600,000

Real Estate – 0.9%
	MGM Growth Properties LLC (BB+/Ba3)
	23,623,472	3.482	04/25/23	23,721,981
	Realogy Corp. (BB+/Ba1)
	12,112,820	3.232	07/20/22	12,226,439

				35,948,420

Restaurants – 1.9%
	1011778 B.C. Unlimited Liability Co. (B+/Ba3)
	71,790,555	3.397	02/16/24	71,820,707

Bank Loans(a) – (continued)
Restaurants – (continued)
	NPC International, Inc. (B/B1)
	3,825,000	4.500	03/17/24	3,854,873

				75,675,580

Retailers – 3.1%
	Academy Ltd. (B-/B2)
	18,015,131	5.102	07/01/22	13,259,136
	American Apparel (USA) LLC (NR/NR)(b)
	3,746,635	12.000	02/05/20	3,746,635
	American Apparel (USA) LLC (NR/WR)(b)
	5,979,743	11.000	02/05/20	1,016,556
	American Apparel (USA) LLC (NR/NR)(b)
	1,578,192	13.000	02/05/20	1,578,192
	Bass Pro Group LLC (B+/B1)
	11,079,252	4.104	06/05/20	10,885,365
	Dollar Tree, Inc. (BBB-/Baa3)
	3,000,000	3.268	07/06/22	3,000,000
	Harbor Freight Tools USA, Inc. (BB-/Ba3)
	10,895,250	4.232	08/19/23	10,871,389
	J Crew Group, Inc. (CCC-/Caa1)
	25,045,421	4.147	03/05/21	15,175,271
	Michaels Stores, Inc. (BB+/Ba2)
	10,239,903	3.750	01/30/23	10,205,804
	Neiman Marcus Group Ltd., Inc. (CCC+/Caa1)
	18,558,271	4.250	10/25/20	14,886,332
	Petco Animal Supplies, Inc. (B/B1)
	9,917,768	4.287	01/26/23	9,325,181
	PetSmart, Inc. (BB-/Ba3)
	23,390,745	4.020	03/11/22	22,308,923
	True Religion Apparel, Inc. (CCC/Ca)
	16,646,250	6.022	07/30/19	3,516,520
	True Religion Apparel, Inc. (CC/Ca)
	7,650,000	11.000	01/30/20	1,300,500

				121,075,804

Services Cyclical – Business Services – 2.4%
	Acosta Holdco, Inc. (B/B2)
	7,267,891	4.289	09/26/21	6,795,478
	Equinix, Inc. (BBB-/Ba2)
EUR	2,650,000	0.000	01/05/24	2,850,229
	EVO Payments International LLC (B/B1)
	$17,545,000	6.000	12/22/23	17,683,957
	First Data Corp. (BB/Ba3)
	35,499,733	3.984	03/24/21	35,759,591
	2,871,380	3.984	07/10/22	2,892,312
	Global Payments, Inc. (BBB-/Ba2)
	4,786,931	3.482	04/22/23	4,810,866
	Koosharem LLC (B-/Caa1)
	6,780,772	7.647	05/16/20	6,307,542
	Vantiv LLC (BBB-/Ba2)
	18,089,244	3.412	10/14/23	18,219,306

				95,319,281

Services Cyclical – Consumer Services – 2.5%
	Asurion LLC (BB-/B1)
	2,434,247	4.232	07/08/20	2,447,441
	25,964,083	4.250	08/04/22	26,074,430

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(a) – (continued)
Services Cyclical – Consumer Services – (continued)
Bright Horizons Family Solution, Inc. (BB/B1)
$32,684,189	3.732%	11/07/23	$32,986,518
Spin Holdco, Inc. (B/B2)
25,056,031	4.284	11/14/19	25,042,500
Weight Watchers International, Inc. (B-/B3)
10,035,399	4.250	04/02/20	9,328,806

			95,879,695

Technology – Software/Services – 4.6%
Ancestry.com Operations, Inc. (B/B1)
8,910,000	4.250	10/19/23	8,971,301
Aspect Software, Inc. (NR/WR)
4,561,871	11.278	05/25/20	4,556,168
Avast Software BV (BB-/Ba3)
5,431,250	4.250	09/30/23	5,431,250
BMC Software Finance, Inc. (B+/B1)
47,543,125	5.000	09/10/20	47,559,289
Cavium, Inc. (BB/Ba3)
4,788,670	3.228	08/16/22	4,806,627
CCC Information Services, Inc. (B/B2)
6,125,000	4.500	03/29/24	6,109,687
CCC Information Services, Inc. (CCC/Caa2)
2,675,000	8.250	03/29/25	2,654,937
Electrical Components International, Inc. (B/B1)
11,767,985	5.897	05/28/21	11,767,985
Infor US, Inc. (B/B1)
38,833,091	3.897	02/01/22	38,680,477
MA FinanceCo. LLC (BB-/B1)
7,009,713	4.789	11/20/19	7,044,761
Micron Technology, Inc. (BBB-/Baa2)
25,744,990	4.740	04/26/22	25,833,553
SS&C Technologies, Inc. (BB+/Ba2)
11,420,303	3.232	07/08/22	11,470,324
976,258	3.232	07/08/22	980,534
Western Digital Corp. (BBB-/Ba1)
3,505,315	3.732	04/29/23	3,522,351

			179,389,244

Utilities – Electric – 1.1%
Calpine Corp. (BB/Ba2)
18,061,818	2.740	11/30/17	18,067,417
22,867,686	3.900	01/15/24	22,953,440
Pike Corp. (B/B1)
2,925,000	4.750	03/01/24	2,954,250

			43,975,107

Wireless Telecommunications – 4.2%
Asurion LLC (B-/Caa1)
65,389,949	8.500	03/03/21	66,125,586
Intelsat Jackson Holdings SA (BB-/B1)
93,595,848	3.887	06/30/19	91,542,355
LTS Buyer LLC (B/B1)
4,649,520	4.397	04/13/20	4,666,956

			162,334,897

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(a) – (continued)
Wirelines Telecommunications – 0.4%
Avaya, Inc. (NR/WR)
1,618,677	8.500	01/24/18	1,663,191
8,425,000	6.282	05/29/20	6,700,318
Consolidated Communications, Inc. (BB-/Ba3)
8,800,000	4.000	10/05/23	8,833,000

			17,196,509

TOTAL BANK LOANS
(Cost $3,060,841,536)			$2,978,590,373

Corporate Obligations – 12.9%
Airlines – 0.8%
Air Canada 2013-1 Class C Pass Through Trust (BB/Ba3)(e)
$7,681,000	6.625%	05/15/18	$7,992,080
Air Canada Pass Through Trust Series 2013-1, Class B (BBB/Ba1)(e)
13,389,714	5.375	11/15/22	13,791,406
Continental Airlines 2012-3 Class C Pass Through Trust (NR/Ba1)
4,825,000	6.125	04/29/18	4,987,844
United Airlines 2014-1 Class B Pass Through Trust (BBB/NR)
322,822	4.750	10/11/23	329,278
United Continental Holdings, Inc. (BB-/Ba3)
4,513,000	6.375	06/01/18	4,710,444

			31,811,052

Automotive(e)(f)(g) – 0.2%
IHO Verwaltungs GmbH (BB-/Ba1)
6,700,000	4.500	09/15/23	6,633,000

Construction Machinery(f) – 0.2%
Welbilt, Inc. (B/Caa1)
8,200,000	9.500	02/15/24	9,471,000

Consumer Cyclical Services – Business – 0.8%
Escrow Ambassadors Group, Inc. (NR/NR)(b)
9,986,469	13.000	04/15/20	—
First Data Corp. (B/B3)(e)(f)
30,125,000	5.750	01/15/24	30,991,094

			30,991,094

Consumer Products – Industrial(e)(f) – 0.4%
HD Supply, Inc. (BB-/Ba3)
14,700,000	5.250	12/15/21	15,435,000

Energy(e)(f)(h) – 0.5%
FTS International, Inc. (B/WR)
18,900,000	8.631	06/15/20	19,136,250

Energy – Exploration & Production(f) – 0.3%
Antero Resources Corp. (BB/Ba3)
8,075,000	5.625	06/01/23	8,256,688
SM Energy Co. (B+/B3)
2,400,000	6.750	09/15/26	2,412,000

			10,668,688

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Finance – 0.5%
	Ally Financial, Inc. (BB+/Ba3)
	$7,525,000	3.750%		11/18/19	$7,590,844
	International Lease Finance Corp. (BBB-/Baa2)(e)
	1,000,000	7.125		09/01/18	1,068,748
	International Lease Finance Corp. (BBB-/Baa3)
	7,500,000	5.875		04/01/19	7,993,335
	Navient Corp. (B+/Ba3)
	4,550,000	6.625		07/26/21	4,699,076

					21,352,003

Food and Beverage(e)(f) – 0.3%
	Performance Food Group, Inc. (BB-/B2)
	9,800,000	5.500		06/01/24	10,020,500
	Shearer’s Foods LLC/Chip Finance Corp. (B/B3)
	900,000	9.000		11/01/19	940,500

					10,961,000

Gaming(f) – 1.1%
	Caesars Entertainment Operating Co., Inc. (NR/WR)(b)
	14,605,824	9.000		02/15/20	16,906,241
	Greektown Holdings LLC/Greektown Mothership Corp. (B-/B3)(e)
	1,575,000	8.875		03/15/19	1,651,781
	Scientific Games International, Inc. (B+/Ba3)(e)
	22,075,000	7.000		01/01/22	23,537,469

					42,095,491

Health Care – 1.8%
	CHS/Community Health Systems, Inc. (BB-/Ba3)(f)
	3,800,000	6.250		03/31/23	3,866,500
	HCA, Inc. (BBB-/Ba1)
	10,000,000	3.750		03/15/19	10,225,000
	12,900,000	5.000		03/15/24	13,528,875
	13,225,000	5.250		04/15/25	14,051,563
	16,775,000	5.250	(f)	06/15/26	17,655,687
	Tenet Healthcare Corp. (BB-/Ba3)(f)(h)
	8,000,000	4.631		06/15/20	8,020,000
	Tenet Healthcare Corp. (B/Ba3)(e)(f)
	2,975,000	7.500		01/01/22	3,213,000

					70,560,625

Media – Broadcasting & Radio(e) – 0.7%
	Abe Investment Holdings, Inc./Getty Images, Inc. (CCC+/B3)
	11,300,000	10.500		10/16/20	11,215,250
	Nexstar Broadcasting, Inc. (NR/B3)(f)
	2,500,000	5.625		08/01/24	2,537,500
	Univision Communications, Inc. (BB-/B2)(f)
	13,339,000	6.750		09/15/22	13,972,602

					27,725,352

Media – Cable – 1.2%
	Altice Financing SA (BB-/B1)(e)(f)
	8,075,000	7.500		05/15/26	8,579,687
	DISH DBS Corp. (B+/Ba3)
	5,000,000	7.750		07/01/26	5,800,000
	SFR Group SA (B+/B1)(e)(f)
	16,300,000	6.250		05/15/24	16,422,250

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Media – Cable – (continued)
	Virgin Media Secured Finance PLC (BB-/Ba3)(e)(f)
	16,300,000	5.500		08/15/26	16,544,500

					47,346,437

Media – Non Cable(f) – 0.3%
	Nielsen Finance LLC/Nielsen Finance Co. (BB+/B1)(e)
	7,800,000	5.000		04/15/22	7,965,750
	Tribune Media Co. (BB-/B3)
	3,125,000	5.875		07/15/22	3,250,000
	Univision Communications, Inc. (BB-/B2)
	2,032,000	6.750		09/15/22	2,128,520

					13,344,270

Noncaptive – Financial(e)(f) – 0.2%
	CURO Financial Technologies Corp. (B-/Caa1)
	7,250,000	12.000		03/01/22	7,467,500

Packaging(f) – 1.0%
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (BB-/Ba3)(e)
	5,000,000	4.289	(h)	05/15/21	5,118,750
EUR	911,688	4.250		01/15/22	1,000,026
	$8,200,000	4.250		09/15/22	8,271,750
	3,000,000	4.625		05/15/23	3,030,000
	Berry Plastics Corp. (B+/B3)
	13,300,000	5.500		05/15/22	13,848,625
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/ Reynolds Group Issuer Lu (B+/B2)(e)
	4,800,000	4.523	(h)	07/15/21	4,908,000
	2,000,000	5.125		07/15/23	2,057,500

					38,234,651

Pharmaceuticals(e)(f) – 0.2%
	Valeant Pharmaceuticals International, Inc. (BB-/Ba3)
	7,750,000	7.000		03/15/24	7,963,125

Restaurants(f) – 0.5%
	New Red Finance, Inc. (B+/Ba3)
	2,825,000	4.625	(e)	01/15/22	2,885,031
	5,600,000	4.625		01/15/22	5,719,000
	New Red Finance, Inc. (B-/B3)(e)
	8,925,000	6.000		04/01/22	9,237,375

					17,841,406

Retailers(f) – 0.5%
	Dollar Tree, Inc. (BB/Ba2)
	17,400,000	5.750		03/01/23	18,531,000

Telecommunications – Cellular – 1.2%
	Sprint Communications, Inc. (B/B3)
	5,000,000	8.375		08/15/17	5,100,000
	Sprint Communications, Inc. (B+/B1)(e)
	8,075,000	9.000		11/15/18	8,781,562
	Sprint Communications, Inc. (B/B3)
	16,250,000	7.000		08/15/20	17,468,750
	Sprint Corp. (B/B3)
	3,650,000	7.875		09/15/23	4,037,813

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Telecommunications – Cellular – (continued)
Wind Acquisition Finance SA (BB/Ba3)(e)(f)
$13,300,000	4.750%	07/15/20	$13,499,500

			48,887,625

Telecommunications – Satellites(f) – 0.2%
Intelsat Jackson Holdings SA (CC/Caa2)
9,560,000	7.250	10/15/20	8,711,550

TOTAL CORPORATE OBLIGATIONS
(Cost $493,212,165)			$505,168,119

Asset-Backed Securities(e)(h) – 0.9%
Collateralized Loan Obligations – 0.9%
Carlyle Global Market Strategies CLO Ltd. Series 2014-1A, Class AR (AAA/Aaa)
$10,300,000	2.180%	04/17/25	$10,300,762
GoldenTree Loan Opportunities IX Ltd. Series 2014-9A, Class AR (NR/Aaa)
23,700,000	2.257	10/29/26	23,701,872

TOTAL ASSET-BACKED SECURITIES
(Cost $34,000,000)			$34,002,634

Shares	Description	Value
Common Stocks(b)(d) – 0.4%
Oil, Gas & Consumable Fuels – 0.4%
1,286,477	Blue Ridge Mountain Resources, Inc.	$14,408,542

Textiles, Apparel & Luxury Goods – 0.0%
449,607	American Apparel, Inc. PI	—

TOTAL COMMON STOCKS
(Cost $22,763,641)		$14,408,542

Shares	Distribution Rate	Value
Exchange Traded Fund(c)(h) – 0.4%
Goldman Sachs Treasury Access 0-1 Year ETF (NR/NR)
175,097	0.010%	$17,514,953
(Cost $17,513,729)

Investment Company(c)(h) – 13.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
534,169,308	0.617%	$534,169,308
(Cost $534,169,308)

TOTAL INVESTMENTS – 104.4%
(Cost $4,162,500,379)		$4,083,853,929

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.4)%		(173,352,924)

NET ASSETS – 100.0%		$3,910,501,005

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on March 31, 2017. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	Security is currently in default and/or non-income producing.
(c)	Represents an Affiliated issuer/fund.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $14,408,542, which represents approximately 0.4% of net assets as of March 31, 2017.

Restricted Security	Acquisition Date	Cost
Blue Ridge Mountain Resources, Inc.	05/06/16 – 08/18/16	$12,836,870
(Common Stocks)
American Apparel, Inc. PI	04/01/13 – 02/05/16	9,926,771
(Common Stocks)
TOTAL		$22,763,641

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $319,871,120, which represents approximately 8.2% of net assets as of March 31, 2017.
(f)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(g)	Pay-in-kind securities.
(h)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2017.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service and are unaudited. A description of the ratings is available in the Fund’s Statement of Additional Information.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Currency Abbreviations:
EUR	—Euro
USD	—U.S. Dollar

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
ETF	—Exchange Traded Fund
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NR	—Not Rated
PI	—Private Investment
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized (Loss)
Morgan Stanley & Co. International PLC	USD	9,120,245	EUR	8,628,833	$9,207,210	04/05/17	$(86,964)

FUTURES CONTRACTS — At March 31, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
5 Year U.S Treasury Notes	(410)	June 2017	$(48,267,891)	$(30,224)
10 Year U.S Treasury Notes	(220)	June 2017	(27,403,750)	(34,879)
TOTAL				$(65,103)

SWAP CONTRACTS — At March 31, 2017, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$27,400	06/21/22	3 month LIBOR	1.250	$1,369,396	$(233,625)
29,200	06/21/24	3 month LIBOR	1.500	1,733,761	(256,957)
TOTAL				$3,103,157	$(490,582)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2017.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Financing Fee#	Unrealized Gain (Loss)*
JPMorgan Securities, Inc.	$222	Markit iBoxx USD Liquid Leveraged Loans Total Return Index	06/20/17	3 month LIBOR	$(148,080)
Morgan Stanley & Co.	538	Markit iBoxx USD Liquid Leveraged Loans Total Return Index	06/20/17	3 month LIBOR	(367,848)
TOTAL					$(515,928)

#	The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
*	There are no upfront payments on the swap contract(s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments

March 31, 2017

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 91.3%
Aerospace/Defense(a) – 0.2%
Lockheed Martin Corp.
$850,000	4.700%		05/15/46	$920,681

Automotive – 2.0%
Ford Motor Credit Co. LLC
4,325,000	5.875		08/02/21	4,818,124
General Motors Co.
3,700,000	3.500		10/02/18	3,781,222

				8,599,346

Banks – 14.9%
Bank of America Corp.
1,950,000	5.000		05/13/21	2,117,259
5,500,000	4.000		04/01/24	5,702,389
1,425,000	3.248	(a)	10/21/27	1,356,369
325,000	6.110		01/29/37	379,687
1,200,000	4.875		04/01/44	1,294,250
475,000	4.443	(a)(b)	01/20/48	478,070
Barclays PLC
850,000	5.200		05/12/26	870,097
700,000	4.950		01/10/47	699,239
Citigroup, Inc.
1,600,000	5.375		08/09/20	1,749,355
850,000	2.650		10/26/20	855,505
500,000	3.875		03/26/25	496,731
800,000	4.450		09/29/27	809,634
752,000	4.650		07/30/45	783,485
425,000	4.750		05/18/46	419,848
Citizens Financial Group, Inc.(a)
1,550,000	2.375		07/28/21	1,528,443
Compass Bank(a)
1,025,000	2.750		09/29/19	1,031,255
Credit Suisse Group AG(a)(c)
550,000	4.282		01/09/28	547,608
Credit Suisse Group Funding Guernsey Ltd.
2,150,000	3.125		12/10/20	2,161,926
400,000	3.750		03/26/25	393,513
Deutsche Bank AG
450,000	2.500		02/13/19	450,750
525,000	4.250	(c)	10/14/21	538,058
Discover Financial Services(a)
1,100,000	3.750		03/04/25	1,079,116
HSBC Bank USA NA
300,000	7.000		01/15/39	404,018
HSBC Holdings PLC
1,600,000	3.400		03/08/21	1,636,355
900,000	3.262	(a)(b)	03/13/23	905,011
ING Bank NV(a)(b)
3,075,000	4.125		11/21/23	3,136,192
ING Groep NV
450,000	3.150		03/29/22	451,049
Intesa Sanpaolo SpA
4,075,000	3.875		01/16/18	4,129,968
200,000	5.017	(c)	06/26/24	188,000
JPMorgan Chase & Co.
3,700,000	3.875		09/10/24	3,750,253
1,975,000	3.625	(a)	12/01/27	1,916,090

Corporate Obligations – (continued)
Banks – (continued)
JPMorgan Chase & Co. – (continued)
275,000	4.260	%(a)(b)	02/22/48	274,203
1,575,000	5.300	(a)(b)	05/01/49	1,632,094
KBC Bank NV(a)(b)
2,000,000	8.000		01/25/23	2,094,400
Mitsubishi UFJ Financial Group, Inc.
1,400,000	2.950		03/01/21	1,412,617
2,600,000	3.850		03/01/26	2,669,511
Santander UK PLC(c)
1,150,000	5.000		11/07/23	1,198,254
Synchrony Financial(a)
2,675,000	2.600		01/15/19	2,695,892
The Toronto-Dominion Bank(a)(b)
1,175,000	3.625		09/15/31	1,150,619
UBS Group Funding Jersey Ltd.(c)
2,200,000	3.000		04/15/21	2,203,815
Wells Fargo & Co.
3,475,000	3.000		10/23/26	3,327,149
1,700,000	3.900		05/01/45	1,627,668
Westpac Banking Corp.(a)(b)
1,275,000	4.322		11/23/31	1,288,398

				63,834,143

Brokerage – 1.6%
Morgan Stanley, Inc.
3,125,000	3.700		10/23/24	3,169,913
2,150,000	4.000		07/23/25	2,216,970
1,125,000	4.300		01/27/45	1,112,759
The Charles Schwab Corp.(a)
500,000	3.200		03/02/27	497,272

				6,996,914

Chemicals – 1.0%
Albemarle Corp.(a)
450,000	4.150		12/01/24	467,824
Ecolab, Inc.
942,000	5.500		12/08/41	1,113,424
LYB International Finance BV(a)
700,000	4.875		03/15/44	725,126
LYB International Finance II BV(a)
1,225,000	3.500		03/02/27	1,202,170
Monsanto Co.(a)
350,000	4.700		07/15/64	327,447
The Mosaic Co.(a)
100,000	5.625		11/15/43	102,964
Westlake Chemical Corp.(a)(c)
550,000	3.600		08/15/26	538,623

				4,477,578

Consumer Cyclical Services(a) – 0.8%
The Priceline Group, Inc.
3,275,000	3.650		03/15/25	3,295,452

Diversified Financial Services – 0.6%
Air Lease Corp.
1,250,000	2.125		01/15/20	1,240,556

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Diversified Financial Services – (continued)
	GE Capital International Funding Co.
	$1,200,000	4.418%		11/15/35	$1,267,145

					2,507,701

Diversified Manufacturing – 0.5%
	Amphenol Corp.
	750,000	2.200		04/01/20	749,528
	Roper Technologies, Inc.(a)
	1,275,000	3.800		12/15/26	1,280,595

					2,030,123

Electric – 6.0%
	Berkshire Hathaway Energy Co.
	1,300,000	6.125		04/01/36	1,622,956
	CMS Energy Corp.(a)
	500,000	4.875		03/01/44	532,380
	Dominion Resources, Inc.(a)
	1,450,000	2.000		08/15/21	1,406,810
	1,225,000	3.900		10/01/25	1,247,295
	Duke Energy Corp.(a)
	500,000	2.650		09/01/26	465,858
	400,000	4.800		12/15/45	422,374
	Emera US Finance LP(a)
	775,000	2.700		06/15/21	770,609
	Entergy Corp.(a)
	875,000	2.950		09/01/26	829,583
	Exelon Corp.(a)
	1,550,000	2.850		06/15/20	1,570,321
	1,125,000	3.497		06/01/22	1,135,386
	400,000	4.450		04/15/46	396,306
	Florida Power & Light Co.(a)
	2,200,000	5.250		02/01/41	2,608,131
	Pacific Gas & Electric Co.(a)
	1,000,000	4.250		03/15/46	1,023,623
	PPL WEM Holdings PLC(a)(c)
	1,750,000	5.375		05/01/21	1,891,358
	Progress Energy, Inc.
	1,000,000	7.000		10/30/31	1,316,987
	Public Service Electric & Gas Co.(a)
	2,525,000	3.950		05/01/42	2,513,221
	Puget Sound Energy, Inc.(a)(b)
	2,300,000	6.974		06/01/67	2,072,875
	Ruwais Power Co. PJSC(c)
	670,000	6.000		08/31/36	763,800
	Southern California Edison Co.(a)
	650,000	4.050		03/15/42	658,395
	The Southern Co.(a)
	1,675,000	2.350		07/01/21	1,644,641
	Virginia Electric and Power Co.(a)
	705,000	4.000		01/15/43	696,187

					25,589,096

Energy – 6.9%
	Anadarko Petroleum Corp.
	4,025,000	8.700		03/15/19	4,515,024
	1,540,000	3.450	(a)	07/15/24	1,501,549
	550,000	5.550	(a)	03/15/26	610,380
	625,000	6.450		09/15/36	737,681

Corporate Obligations – (continued)
Energy – (continued)
	Apache Corp.(a)
	525,000	2.625		01/15/23	505,508
	1,395,000	4.250		01/15/44	1,308,509
	British Petroleum Capital Markets PLC(a)
	1,925,000	3.119		05/04/26	1,883,813
	ConocoPhillips Co.(a)
	2,010,000	3.350		11/15/24	2,026,229
	650,000	4.950		03/15/26	721,451
	725,000	4.150		11/15/34	724,698
	Devon Energy Corp.(a)
	1,320,000	3.250		05/15/22	1,307,637
	1,000,000	4.750		05/15/42	963,175
	Dolphin Energy Ltd.(c)
	98,712	5.888		06/15/19	103,277
	Halliburton Co.(a)
	1,400,000	3.800		11/15/25	1,417,632
	900,000	5.000		11/15/45	948,235
	Occidental Petroleum Corp.(a)
	900,000	3.400		04/15/26	898,263
	Petroleos Mexicanos
	170,000	5.500		02/04/19	178,075
	422,000	6.375		02/04/21	457,870
EUR	1,270,000	5.125		03/15/23	1,496,077
	$100,000	4.500		01/23/26	95,550
	1,772,000	6.875		08/04/26	1,965,228
	10,000	6.500	(c)	03/13/27	10,720
	20,000	5.500		06/27/44	17,601
	180,000	5.625		01/23/46	160,938
	Pioneer Natural Resources Co.(a)
	1,610,000	3.450		01/15/21	1,648,118
	575,000	3.950		07/15/22	598,547
	Suncor Energy, Inc.(a)
	2,875,000	3.600		12/01/24	2,915,006

					29,716,791

Food & Beverage – 5.8%
	Anheuser-Busch InBev Finance, Inc.(a)
	8,175,000	3.300		02/01/23	8,320,605
	700,000	4.900		02/01/46	756,507
	Anheuser-Busch InBev Worldwide, Inc.
	925,000	4.950		01/15/42	994,265
	Beam Suntory, Inc.(a)
	3,150,000	3.250		05/15/22	3,161,154
	Kraft Heinz Foods Co.(a)
	200,000	3.500		07/15/22	204,352
	1,450,000	4.375		06/01/46	1,360,684
	Molson Coors Brewing Co.(a)
	775,000	3.000		07/15/26	736,974
	Pernod-Ricard SA(c)
	2,300,000	4.450		01/15/22	2,448,387
	Smithfield Foods, Inc.(c)
	925,000	2.700		01/31/20	924,352
	Sysco Corp.(a)
	1,650,000	3.750		10/01/25	1,683,840
	The JM Smucker Co.
	1,450,000	3.000		03/15/22	1,470,049

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Food & Beverage – (continued)
Wm Wrigley Jr. Co.(a)(c)
$2,650,000	3.375%		10/21/20	$2,740,164

				24,801,333

Health Care – 2.4%
Aetna, Inc.(a)
1,000,000	2.800		06/15/23	991,828
AmerisourceBergen Corp.(a)
2,975,000	3.250		03/01/25	2,992,196
Medtronic, Inc.
2,450,000	3.150		03/15/22	2,521,530
Thermo Fisher Scientific, Inc.(a)
1,100,000	3.650		12/15/25	1,114,798
UnitedHealth Group, Inc.
1,125,000	4.625		07/15/35	1,226,511
1,475,000	4.750		07/15/45	1,616,430

				10,463,293

Life Insurance – 2.0%
AIA Group Ltd.(a)(c)
2,125,000	3.200		03/11/25	2,083,156
MetLife, Inc.
2,275,000	3.600		04/10/24	2,351,984
400,000	4.050		03/01/45	385,984
Reliance Standard Life Global Funding II(c)
2,350,000	2.500		01/15/20	2,348,712
Teachers Insurance & Annuity Association of America(c)
890,000	4.900		09/15/44	962,480
The Hartford Financial Services Group, Inc.
440,000	6.100		10/01/41	530,522

				8,662,838

Lodging(a) – 1.0%
Marriott International, Inc.
1,600,000	2.875		03/01/21	1,617,686
1,825,000	2.300		01/15/22	1,783,927
Wyndham Worldwide Corp.
900,000	4.500		04/01/27	906,678

				4,308,291

Media – Cable – 2.6%
Charter Communications Operating LLC/Charter Communications Operating Capital(a)
2,175,000	3.579		07/23/20	2,237,288
700,000	4.464		07/23/22	738,172
2,750,000	4.908		07/23/25	2,905,837
675,000	5.375	(c)	05/01/47	678,079
Comcast Corp.
1,375,000	4.250		01/15/33	1,415,664
900,000	6.450		03/15/37	1,146,278
Time Warner Cable LLC
890,000	6.750		07/01/18	941,114
150,000	5.000		02/01/20	159,536
500,000	5.875	(a)	11/15/40	530,780
300,000	5.500	(a)	09/01/41	307,664

				11,060,412

Corporate Obligations – (continued)
Media – Non Cable – 0.5%
21st Century Fox America, Inc.
1,700,000	6.150		02/15/41	2,029,943

Metals & Mining(c) – 1.0%
Glencore Finance Canada Ltd.
800,000	4.950		11/15/21	859,040
825,000	4.250		10/25/22	857,612
Glencore Funding LLC
1,370,000	4.125		05/30/23	1,396,428
1,275,000	4.000	(a)	03/27/27	1,258,736

				4,371,816

Noncaptive – Financial – 2.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
900,000	4.625		10/30/20	951,132
Air Lease Corp.
1,100,000	5.625		04/01/17	1,100,000
Capital One Financial Corp.(a)
1,550,000	4.200		10/29/25	1,556,181
General Electric Co.
294,000	5.875		01/14/38	371,072
International Lease Finance Corp.
2,625,000	7.125	(c)	09/01/18	2,805,463
375,000	4.625		04/15/21	395,424
KKR Group Finance Co. LLC(c)
1,850,000	6.375		09/29/20	2,080,314

				9,259,586

Pharmaceuticals – 4.3%
AbbVie, Inc.(a)
2,500,000	2.300		05/14/21	2,468,610
Actavis Funding SCS(a)
427,000	4.850		06/15/44	432,831
Actavis, Inc.(a)
625,000	4.625		10/01/42	612,151
Forest Laboratories LLC(a)(c)
2,075,000	4.375		02/01/19	2,148,386
1,550,000	5.000		12/15/21	1,679,628
Mylan NV(a)
2,375,000	3.950		06/15/26	2,324,707
300,000	5.250		06/15/46	307,214
Shire Acquisitions Investments Ireland DAC
3,750,000	1.900		09/23/19	3,722,974
2,300,000	3.200	(a)	09/23/26	2,190,115
Teva Pharmaceutical Finance Netherlands III BV
1,750,000	1.400		07/20/18	1,739,705
800,000	2.800		07/21/23	759,847
100,000	3.150		10/01/26	92,151

				18,478,319

Pipelines – 5.7%
Enbridge, Inc.(a)
1,000,000	3.500		06/10/24	981,709
Energy Transfer Partners LP(a)
650,000	4.650		06/01/21	683,881
1,540,000	5.200		02/01/22	1,650,095
456,000	5.150		03/15/45	431,620

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Pipelines – (continued)
EnLink Midstream Partners LP(a)
$275,000	4.850%		07/15/26	$283,768
Enterprise Products Operating LLC(a)(b)
600,000	4.742		08/01/66	598,500
1,765,000	7.000		06/01/67	1,632,625
Kinder Morgan Energy Partners LP(a)
1,500,000	3.950		09/01/22	1,532,454
2,400,000	5.400		09/01/44	2,373,168
Kinder Morgan, Inc.(a)
1,000,000	3.050		12/01/19	1,016,838
Magellan Midstream Partners LP(a)
300,000	4.200		03/15/45	272,187
400,000	4.250		09/15/46	374,672
Plains All American Pipeline LP/PAA Finance Corp.(a)
400,000	3.650		06/01/22	405,572
1,819,000	4.650		10/15/25	1,873,747
530,000	5.150		06/01/42	502,938
500,000	4.700		06/15/44	452,501
Sabine Pass Liquefaction LLC(a)
2,025,000	5.625		03/01/25	2,194,594
Valero Energy Partners LP(a)
1,325,000	4.375		12/15/26	1,337,134
Western Gas Partners LP(a)
1,425,000	5.450		04/01/44	1,463,846
Williams Partners LP
3,630,000	3.600	(a)	03/15/22	3,682,192
175,000	6.300		04/15/40	196,123
275,000	4.900	(a)	01/15/45	264,682
181,000	5.100	(a)	09/15/45	179,483

				24,384,329

Property/Casualty Insurance – 0.8%
American International Group, Inc.(a)
475,000	3.750		07/10/25	472,351
1,425,000	4.500		07/16/44	1,359,845
Arch Capital Group Ltd.
645,000	7.350		05/01/34	850,652
The Chubb Corp.(a)(b)
868,000	6.375		03/29/67	839,790

				3,522,638

Real Estate Investment Trusts – 6.0%
American Campus Communities Operating Partnership LP(a)
3,200,000	4.125		07/01/24	3,293,795
Camden Property Trust
2,575,000	5.700		05/15/17	2,587,002
CubeSmart LP(a)
1,625,000	4.800		07/15/22	1,736,717
DDR Corp.
3,750,000	7.500		04/01/17	3,750,000
HCP, Inc.(a)
1,975,000	2.625		02/01/20	1,987,002
Kilroy Realty LP
1,125,000	6.625		06/01/20	1,255,855
National Retail Properties, Inc.(a)
700,000	3.600		12/15/26	690,624

Corporate Obligations – (continued)
Real Estate Investment Trusts – (continued)
Physicians Realty LP(a)
1,625,000	4.300		03/15/27	1,627,181
Select Income REIT(a)
650,000	2.850		02/01/18	654,139
1,125,000	3.600		02/01/20	1,135,227
UDR, Inc.
1,900,000	4.250		06/01/18	1,951,959
VEREIT Operating Partnership LP(a)
2,075,000	4.875		06/01/26	2,163,188
WEA Finance LLC/Westfield UK & Europe Finance PLC(a)(c)
2,150,000	2.700		09/17/19	2,169,941
Welltower, Inc.(a)
775,000	4.125		04/01/19	800,658

				25,803,288

Retailers – 2.5%
Amazon.com, Inc.(a)
2,325,000	3.300		12/05/21	2,415,029
CVS Health Corp.(a)
3,500,000	2.800		07/20/20	3,558,653
2,100,000	2.875		06/01/26	2,002,730
275,000	5.125		07/20/45	303,407
The Home Depot, Inc.
400,000	5.875		12/16/36	506,053
Walgreens Boots Alliance, Inc.(a)
775,000	2.600		06/01/21	775,935
850,000	3.450		06/01/26	831,095
375,000	4.650		06/01/46	373,082

				10,765,984

Technology – Hardware – 3.6%
Cisco Systems, Inc.
3,375,000	1.400		09/20/19	3,349,104
1,975,000	2.200		02/28/21	1,975,853
300,000	5.900		02/15/39	383,182
Diamond 1 Finance Corp./Diamond 2 Finance Corp.(c)
2,300,000	3.480		06/01/19	2,356,837
800,000	6.020	(a)	06/15/26	872,145
Hewlett Packard Enterprise Co.(a)
1,400,000	4.900		10/15/25	1,454,228
Intel Corp.(a)
1,100,000	4.900		07/29/45	1,233,418
NVIDIA Corp.(a)
625,000	3.200		09/16/26	606,222
NXP BV/NXP Funding LLC(c)
200,000	4.125		06/15/20	207,750
1,050,000	4.125		06/01/21	1,089,375
Oracle Corp.(a)
1,400,000	4.300		07/08/34	1,453,157
QUALCOMM, Inc.
600,000	3.000		05/20/22	607,190

				15,588,461

Technology – Software/Services – 3.8%
Apple, Inc.
1,550,000	3.850		05/04/43	1,484,973
450,000	4.250	(a)	02/09/47	457,217

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Technology – Software/Services – (continued)
	Broadcom Corp./Broadcom Cayman Finance Ltd.(a)(c)
	$1,975,000	3.000%		01/15/22	$1,972,484
	2,175,000	3.625		01/15/24	2,191,030
	850,000	3.875		01/15/27	854,481
	Everett Spinco, Inc.(a)(c)
	1,150,000	4.250		04/15/24	1,169,351
	Fidelity National Information Services, Inc.(a)
	3,300,000	4.500		10/15/22	3,520,767
	Fiserv, Inc.(a)
	2,500,000	2.700		06/01/20	2,528,287
	Microsoft Corp.(a)
	275,000	4.100		02/06/37	283,814
	500,000	3.700		08/08/46	469,355
	1,275,000	4.250		02/06/47	1,306,939

					16,238,698

Tobacco – 1.7%
	Altria Group, Inc.
	1,650,000	2.850		08/09/22	1,653,351
	BAT International Finance PLC(c)
	2,400,000	2.750		06/15/20	2,420,671
	Philip Morris International, Inc.(a)
	1,350,000	2.750		02/25/26	1,297,664
	Reynolds American, Inc.
	861,000	3.250		06/12/20	883,438
	775,000	5.850	(a)	08/15/45	910,164

					7,165,288

Transportation – 0.3%
	Burlington Northern Santa Fe LLC
	425,000	6.150		05/01/37	542,870
	450,000	3.900	(a)	08/01/46	431,920
	Norfolk Southern Corp.(a)
	200,000	4.650		01/15/46	213,846

					1,188,636

Trucking & Leasing(c) – 0.9%
	ERAC USA Finance LLC
	725,000	5.625		03/15/42	799,332
	Penske Truck Leasing Co. LP/PTL Finance Corp.
	2,275,000	3.375	(a)	02/01/22	2,308,424
	650,000	4.875		07/11/22	701,684

					3,809,440

Wireless Telecommunications – 3.5%
	American Tower Corp.
	1,625,000	3.300	(a)	02/15/21	1,647,810
	750,000	5.000		02/15/24	809,953
	AT&T, Inc.
	700,000	2.300		03/11/19	703,403
	350,000	2.800	(a)	02/17/21	351,040
	Crown Castle International Corp.(a)
	675,000	2.250		09/01/21	656,199
	Verizon Communications, Inc.
	5,425,000	4.500		09/15/20	5,774,278
	4,675,000	2.450	(a)	11/01/22	4,509,444
	525,000	3.500	(a)	11/01/24	520,588

					14,972,715

Corporate Obligations – (continued)
Wirelines Telecommunications – 6.2%
	AT&T, Inc.(a)
	2,000,000	4.600		02/15/21	2,127,710
	1,725,000	3.200		03/01/22	1,741,267
	1,875,000	3.000		06/30/22	1,865,241
	600,000	3.950		01/15/25	605,061
	5,525,000	3.400		05/15/25	5,336,741
	300,000	6.000		08/15/40	328,881
	1,125,000	4.750		05/15/46	1,049,723
	Telefonica Emisiones SAU
	4,890,000	5.462		02/16/21	5,367,880
	825,000	4.103		03/08/27	830,822
	Verizon Communications, Inc.
	5,600,000	5.150		09/15/23	6,163,349
	1,423,000	4.862		08/21/46	1,368,071

					26,784,746

	TOTAL CORPORATE OBLIGATIONS
	(Cost $388,982,315)				$391,627,879

Foreign Debt Obligations – 2.1%
Sovereign – 2.1%
	Republic of Colombia
	$2,221,000	4.000	%(a)	02/26/24	$2,285,409
	1,492,000	6.125		01/18/41	1,700,880
	Republic of Indonesia
	200,000	3.700	(c)	01/08/22	204,250
	387,000	5.875		01/15/24	439,245
	430,000	4.125		01/15/25	440,750
EUR	510,000	3.375		07/30/25	580,792
	$350,000	4.350	(c)	01/08/27	362,425
	470,000	6.750		01/15/44	604,538
	United Mexican States
	1,810,000	6.050		01/11/40	2,070,187
	410,000	4.750		03/08/44	399,238

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $8,497,929)				$9,087,714

Municipal Debt Obligations(a) – 3.2%
California – 1.8%
	California State GO Bonds Build America Taxable Series 2009
	$455,000	7.300%		10/01/39	$642,942
	California State GO Bonds Build America Taxable Series 2010
	2,320,000	7.625		03/01/40	3,397,478
	California State University RB Build America Bonds Series 2010
	2,825,000	6.484		11/01/41	3,627,413

					7,667,833

Illinois – 1.3%
	Chicago Illinois Metropolitan Water Reclamation District GO Bonds Build America Taxable Direct Payment Series 2009
	1,775,000	5.720		12/01/38	2,136,958
	Illinois State GO Bonds Build America Series 2010
	3,225,000	6.630		02/01/35	3,312,720

					5,449,678

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Debt Obligations(a) – (continued)
New Jersey – 0.1%
New Jersey State Turnpike Authority RB Build America Bonds Taxable Series 2009 F
$350,000	7.414%	01/01/40	$503,510

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $11,060,012)			$13,621,021

U.S. Treasury Obligations – 1.6%
United States Treasury Inflation Indexed Bonds
$828,928	0.125%	04/15/19	$841,287
207,356	0.125	04/15/20	210,524
525,930	0.125	01/15/23	526,130
416,224	0.625	01/15/24	426,530
392,262	0.875	02/15/47	386,743
United States Treasury Notes
950,000	1.375	04/30/21	934,116
1,350,000	1.125	07/31/21	1,309,433
2,080,000	2.125	03/31/24	2,067,728

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $6,675,613)			$6,702,491

Shares	Distribution Rate	Value
Investment Company(b)(d) – 1.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
6,187,441	0.617%	$6,187,441
(Cost $6,187,441)

TOTAL INVESTMENTS – 99.6%
(Cost $421,403,310)		$427,226,546

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		1,550,717

NET ASSETS – 100.0%		$428,777,263

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2017.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $52,934,630, which represents approximately 12.4% of net assets as of March 31, 2017.
(d)	Represents an Affiliated fund.

Currency Abbreviations:
EUR	—Euro
USD	—U.S. Dollar

Investment Abbreviations:
BP	—British Pound Offered Rate
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
RB	—Revenue Bond
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Citibank NA (London)	USD	2,024,738	EUR	1,900,788	$2,031,605	05/11/17	$(6,866)

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra 10 Year U.S. Treasury Notes	(29)	June 2017	$(3,882,828)	$(17,010)
Ultra Long U.S. Treasury Bonds	66	June 2017	10,601,250	34,656
2 Year U.S Treasury Notes	63	June 2017	13,636,547	1,641
5 Year U.S Treasury Notes	(455)	June 2017	(53,565,586)	(109,533)
10 Year U.S Treasury Notes	179	June 2017	22,296,687	75,102
20 Year U.S. Treasury Bonds	7	June 2017	1,055,906	1,728
TOTAL				$(13,416)

SWAP CONTRACTS — At March 31, 2017, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$6,370	12/19/19	2.250%	3 month LIBOR	$627	$8,049
45,680	12/20/19	2.250	3 month LIBOR	33,403	28,462
1,440	12/19/23	3 month LIBOR	2.600%	(121)	(10,685)
6,470	12/20/28	3 month LIBOR	2.790	(49,716)	(36,354)
TOTAL				$(15,807)	$(10,528)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2017.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2017(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
CDX North America Investment Grade Index 27	$7,325	1.000%	12/20/21	0.586%	$121,000	$17,220

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments

March 31, 2017

Principal Amount		Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – 73.4%
Argentina – 3.9%
	City of Buenos Aires Argentina (NR/B3)(a)
ARS	43,260,000	22.396%		03/29/24	$2,825,430
	Republic of Argentina (NR/B3)
	7,240,000	22.750		03/05/18	488,674
	12,864,000	18.200		10/03/21	898,336
	38,910,000	16.000		10/17/23	2,636,810
	7,680,000	15.500		10/17/26	527,145
	Republic of Argentina (B-/NR)(a)
	26,620,000	22.808		10/09/17	1,742,431
	23,160,000	22.806		03/01/18	1,539,585
	30,659,000	22.488		03/11/19	2,067,776
	Republic of Argentina (B-/B3)
EUR	1,110,000	5.000		01/15/27	1,104,218

					13,830,405

Brazil – 11.6%
	Brazil Notas do Tesouro Nacional (BB/Ba2)
BRL	56,815,000	10.000		01/01/23	18,187,916
	57,287,000	10.000		01/01/25	18,307,078
	13,097,133	6.000		08/15/40	4,623,494
	450,391	6.000		08/15/50	160,924

					41,279,412

Chile – 2.0%
	Bonos de la Tesoreria de la Republica en Pesos (NR/Aa3)
CLP	2,375,000,000	4.500		03/01/21	3,716,665
	Bonos de la Tesoreria de la Republica en pesos (NR/Aa3e)
	705,000,000	4.500		02/28/21	1,105,893
	Republic of Chile (AA-/Aa3)
	1,388,500,000	5.500		08/05/20	2,215,074

					7,037,632

Colombia – 8.3%
	Republic of Colombia (NR/NR)
COP	8,612,600,000	7.000		06/30/32	2,991,604
	Republic of Colombia (NR/Baa2)
	1,851,000,000	4.375	(b)	03/21/23	586,688
	44,525,430	3.500		05/07/25	15,824
	Republic of Colombia (BBB+/Baa2)
	25,582,400,000	5.000		11/21/18	8,779,941
	1,701,860,880	3.500		03/10/21	604,328
	19,001,300,000	7.000		05/04/22	6,821,547
	14,036,700,000	10.000		07/24/24	5,860,204
	10,062,300,000	7.500		08/26/26	3,694,832
	100,000	6.000		04/28/28	33

					29,355,001

Czech Republic – 3.9%
	Czech Republic Government Bond (NR/NR)
CZK	113,220,000	0.000	(d)	11/09/17	4,509,455
	24,910,000	0.000	(d)	07/17/19	990,000
	52,230,000	1.500		10/29/19	2,147,703
	5,170,000	2.400		09/17/25	230,413
	73,680,000	1.000		06/26/26	2,932,196
	Czech Republic Government Bond (AA/A1)
	24,500,000	5.000		04/11/19	1,072,692
	42,900,000	3.750		09/12/20	1,907,843

					13,790,302

Sovereign Debt Obligations – (continued)
Dominican Republic – 1.1%
	Dominican Republic (NR/NR)
DOP	77,900,000	11.375		07/06/29	1,670,363
	Dominican Republic (BB-/B1)(c)
	$2,040,000	6.850		01/27/45	2,111,400

					3,781,763

Hungary – 3.9%
	Hungary Government Bond (BBB-/NR)
HUF	2,619,580,000	3.000		06/26/24	9,153,884
	1,153,050,000	5.500		06/24/25	4,679,665

					13,833,549

Indonesia – 0.3%
	Republic of Indonesia (NR/Baa3)(c)
	$200,000	3.700		01/08/22	204,250
	200,000	4.350		01/08/27	207,100
	Republic of Indonesia (BB+/Baa3)
	480,000	6.750		01/15/44	617,400

					1,028,750

Malaysia – 4.5%
	Bank Negara Malaysia Monetary Notes (NR/NR)(d)
MYR	6,960,000	0.000		07/20/17	1,558,266
	Malaysia Government Bond (NR/NR)
	6,060,000	3.743		08/26/21	1,354,274
	4,740,000	4.245		09/30/30	1,026,122
	3,250,000	4.254		05/31/35	694,724
	3,380,000	4.786		10/31/35	754,209
	5,270,000	4.736		03/15/46	1,173,262
	Malaysia Government Bond (NR/A3)
	28,650,000	4.012		09/15/17	6,494,237
	13,330,000	4.498		04/15/30	2,996,276

					16,051,370

Mexico – 2.2%
	United Mexican States (A/A3)
MXN	105,234,500	10.000		12/05/24	6,618,153
	16,479,400	8.500		05/31/29	972,254
	7,692,200	7.750		11/23/34	425,382
	287,700	7.750		11/13/42	15,877

					8,031,666

Peru – 2.9%
	Republic of Peru (NR/NR)
PEN	10,750,000	6.350	(c)	08/12/28	3,432,273
	1,484,000	6.714		02/12/55	455,322
	Republic of Peru (NR/A3)
	8,178,000	6.850		02/12/42	2,623,025
	Republic of Peru (A-/A3)
	5,074,000	8.200		08/12/26	1,830,089
	393,000	6.950		08/12/31	130,066
	5,192,000	6.900		08/12/37	1,697,093

					10,167,868

Poland – 10.0%
	Poland Government Bond (A-/A2)
PLN	31,040,000	1.750		07/25/21	7,516,459

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount		Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – (continued)
Poland – (continued)
	Poland Government Bond (A-/A2) – (continued)
PLN	4,280,000	5.750%		10/25/21	$1,217,734
	51,900,000	5.750		09/23/22	14,923,491
	23,640,000	4.000		10/25/23	6,288,441
	23,980,000	2.500		07/25/27	5,536,256

					35,482,381

Romania – 0.1%
	Republic of Romania (NR/NR)
RON	1,110,000	4.750		02/24/25	280,245

Russia – 4.9%
	Russian Federation Bond (NR/NR)
RUB	57,130,000	7.750		09/16/26	1,005,748
	823,760,000	8.500		09/17/31	15,292,200
	40,810,000	7.700		03/23/33	703,213
	Russian Federation Bond (BBB-/Ba1)
	37,220,000	7.050		01/19/28	621,353

					17,622,514

South Africa – 4.5%
	Republic of South Africa (NR/NR)
ZAR	24,340,000	8.875		02/28/35	1,699,133
	39,120,000	9.000		01/31/40	2,720,035
	Republic of South Africa (NR/Baa2)
	9,330,000	8.250		03/31/32	629,128
	126,260,000	8.500		01/31/37	8,422,291
	38,818,000	8.750		01/31/44	2,615,103

					16,085,690

Thailand – 4.8%
	Thailand Government Bond (NR/Baa1)
THB	85,665,000	3.580		12/17/27	2,642,813
	199,443,121	1.250		03/12/28	5,416,176
	69,580,000	3.775		06/25/32	2,161,841
	Thailand Government Bond (A-/Baa1)
	122,608,248	1.200		07/14/21	3,526,986
	49,000,000	3.625		06/16/23	1,534,523
	46,900,000	3.850		12/12/25	1,484,643
	8,750,000	3.650		06/20/31	271,245

					17,038,227

Turkey – 4.5%
	Republic of Turkey (NR/NR)
TRY	8,300,000	9.400		07/08/20	2,183,219
	28,850,000	10.600		02/11/26	7,886,331
	Republic of Turkey (NR/Ba1)
	$264,000	6.250		09/26/22	281,820
	Turkey Government Bond (NR/NR)
TRY	10,380,000	9.200		09/22/21	2,678,931
	4,590,000	8.000		03/12/25	1,080,423
	6,680,000	11.000		02/24/27	1,888,708

					15,999,432

	TOTAL SOVEREIGN DEBT OBLIGATIONS
	(Cost $268,962,732)				$260,696,207

Corporate Obligations – 2.8%
Australia – 0.4%
	Toyota Finance Australia Ltd. (NR/NR)
MXN	27,460,000	3.760%		07/20/17	$1,451,521

Egypt(c)(d) – 0.2%
	Citigroup Global Markets Holdings, Inc. (NR/NR)
EGP	16,950,000	0.000		01/25/18	812,191

Mexico – 0.8%
	America Movil SAB de CV (A-/A3)
MXN	55,140,000	6.000		06/09/19	2,833,699

South Africa – 1.4%
	Transnet Ltd. (BBB/Baa2)
ZAR	73,000,000	10.000		03/30/29	4,816,300

	TOTAL CORPORATE OBLIGATIONS
	(Cost $14,365,149)				$9,913,711

Structured Notes – 11.0%
Colombia – 1.9%
	Republic of Columbia (Issuer Citigroup Funding, Inc.) (NR/NR)
COP	12,492,000,000	11.000%		07/27/20	$4,973,676
	4,226,000,000	11.000		07/25/24	1,764,319

					6,737,995

Egypt(d) – 1.1%
	Arab Republic of Egypt (Issuer Citibank NA) (NR/NR)
EGP	25,250,000	0.000		08/17/17	1,303,168
	23,100,000	0.000		02/08/18	1,100,523
	5,100,000	0.000		03/08/18	239,896
	Arab Republic of Egypt (Issuer HSBC Bank PLC) (NR/NR)
EGP	20,600,000	0.000		09/14/17	1,050,372	(c)

					3,693,959

Indonesia – 8.0%
	Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (NR/NR)
IDR	26,000,000,000	8.375	(c)	03/15/24	2,084,868
	15,900,000,000	8.375		03/17/24	1,274,977
	22,718,000,000	9.000	(c)	03/19/29	1,900,875
	145,462,000,000	6.625	(c)	05/17/33	9,813,377
	Republic of Indonesia (Issuer Standard Chartered Bank) (NR/NR)(c)
	161,261,000,000	9.000		03/19/29	13,493,137

					28,567,234

	TOTAL STRUCTURED NOTES
	(Cost $49,033,315)				$38,999,188

Municipal Debt Obligations(b)(f) – 0.7%
Puerto Rico – 0.7%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A (CC/Caa3)
	215,000	6.000		07/01/38	169,850
	100,000	6.000		07/01/44	78,250

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Debt Obligations(b)(f) – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A (CC/Caa3) – (continued)
$60,000	5.750%	07/01/37	$46,500
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A (D/Caa3)
120,000	5.750	07/01/41	70,500
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A (D/Caa3)
70,000	5.500	07/01/32	41,125
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B (D/Caa3)
45,000	5.875	07/01/36	26,663
170,000	5.750	07/01/38	99,450
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 C (D/Caa3)
205,000	6.000	07/01/39	119,412
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 A (D/Caa3)
45,000	6.000	07/01/34	25,931
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 E (D/Caa3)
40,000	5.625	07/01/32	23,550
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A (D/Caa3)
20,000	5.500	07/01/26	11,800
265,000	5.000	07/01/41	150,056
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2001 A (D/Caa3)
80,000	5.125	07/01/31	47,300
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2004 A (D/Caa3)
20,000	5.000	07/01/34	11,750
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2006 A (D/Caa3)
30,000	5.250	07/01/27	17,663
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation Series 2010 A (CC/Ca)(d)
85,000	0.000	08/01/35	8,548
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation SubSeries 2010 C (CC/Ca)(d)
215,000	0.000	08/01/37	19,440
175,000	0.000	08/01/38	14,824
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A (CC/Ca)
90,000	5.250	08/01/27	35,550
210,000	5.750	08/01/37	90,038
60,000	6.375	08/01/39	26,550
15,000	6.500	08/01/44	6,675
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A (CC/Ca)
475,000	0.000 (e)	08/01/33	140,134
840,000	5.500	08/01/37	343,350
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A (CC/Ca)
540,000	5.375	08/01/39	214,310
160,000	5.500	08/01/42	64,600
Municipal Debt Obligations(b)(f) – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C (CC/Ca) – (continued)
240,000	5.375	08/01/38	96,449
265,000	5.250	08/01/41	104,675
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1 (CC/Ca)
485,000	5.000	08/01/43	194,606
175,000	5.250	08/01/43	70,000
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A (CC/Ca)
305,000	5.500	08/01/28	121,619

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $3,873,213)			$2,491,168

U.S. Treasury Obligation(g) – 0.1%
United States Treasury Bonds
$500,000	3.625%	08/15/43	$556,790
(Cost $575,049)

Shares	Distribution Rate	Value
Investment Company(a)(h) – 1.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
6,602,954	0.617%	$6,602,954
(Cost $6,602,954)

TOTAL INVESTMENTS – 89.9%
(Cost $343,412,412)		$319,260,018

OTHER ASSETS IN EXCESS OF LIABILITIES – 10.1%		35,937,597

NET ASSETS – 100.0%		$355,197,615

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2017.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $35,109,843, which represents approximately 9.9% of net assets as of March 31, 2017.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2017.
(f)	Security is currently in default and/or non-income producing.

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2017

(g)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.
(h)	Represents an Affiliated fund.

Security ratings disclosed, if any, are obtained from by Standard & Poor’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
ARS	—Argentine Peso
BRL	—Brazilian Real
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EGP	—Egyptian Pound
EUR	—Euro
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
BUBOR	—Budapest Interbank Offered Rate
EURO	—Euro Offered Rate
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
NR	—Not Rated
PLC	—Public Limited Company
PRIBOR	—Prague Interbank Offered Rate
RB	—Revenue Bond
SHIBOR	—Shanghai Interbank Offered Rate
TELBOR	—Tel Aviv Interbank Offered Rate
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS – At March 31, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC	ARS	74,353,231	USD	4,809,394	$4,826,095	04/03/17	$16,701
	ARS	16,142,620	USD	996,963	1,014,993	06/13/17	18,030
	BRL	45,565,483	USD	14,366,564	14,540,142	04/04/17	173,579
	BRL	10,223,464	USD	3,199,618	3,241,043	05/03/17	41,425
	CNH	14,374,708	USD	2,090,526	2,091,108	04/05/17	582
	CNH	53,743,276	USD	7,733,904	7,771,356	06/21/17	37,452
	CNY	14,372,688	USD	2,020,623	2,086,937	04/05/17	66,314
	CNY	36,221,833	USD	5,217,781	5,258,556	04/11/17	40,775
	COP	1,465,062,840	USD	492,000	509,068	04/07/17	17,068
	COP	3,886,529,957	USD	1,313,305	1,348,616	04/17/17	35,311
	COP	11,527,443,000	USD	3,818,298	3,967,847	06/16/17	149,549
	COP	4,478,666,400	USD	1,510,129	1,530,777	08/11/17	20,648
	CZK	56,854,233	EUR	2,111,510	2,267,342	06/13/17	6,831
	CZK	187,973,423	EUR	6,972,463	7,502,747	06/21/17	35,104
	CZK	48,883,088	EUR	1,816,000	1,966,418	10/03/17	10,928
	CZK	152,226,287	EUR	5,690,507	6,147,810	11/21/17	2,337
	CZK	40,929,983	EUR	1,529,235	1,653,131	11/22/17	1,533
	EGP	9,750,821	USD	510,514	513,341	11/29/17	2,827
	EGP	8,007,570	USD	390,613	415,585	01/24/18	24,972
	EUR	341,173	CZK	9,120,237	365,403	06/21/17	1,379
	EUR	1,461,000	HUF	450,823,491	1,564,759	06/21/17	1,835
	EUR	1,569,000	PLN	6,650,272	1,680,430	06/21/17	4,607
	HUF	2,360,059,684	EUR	7,584,884	8,181,899	06/21/17	58,340
	HUF	2,810,304,180	USD	9,638,193	9,742,815	06/21/17	104,622
	IDR	49,738,567,628	USD	3,734,127	3,735,810	04/07/17	1,683
	IDR	15,535,407,480	USD	1,164,000	1,165,808	04/20/17	1,808
	IDR	19,928,867,700	USD	1,481,921	1,490,856	05/24/17	8,935
	IDR	129,046,311,864	USD	9,557,570	9,638,774	06/09/17	81,204
	IDR	115,758,429,174	USD	8,532,353	8,634,393	06/22/17	102,040
	INR	90,537,372	USD	1,393,927	1,395,290	04/03/17	1,363
	INR	248,373,780	USD	3,815,457	3,830,410	04/10/17	14,953
	INR	154,179,697	USD	2,353,000	2,375,603	04/20/17	22,603
	INR	276,523,077	USD	4,084,724	4,246,362	05/24/17	161,637
	INR	199,347,540	USD	3,013,563	3,044,848	07/14/17	31,285
	KRW	8,139,438,024	USD	7,125,000	7,280,914	04/03/17	155,914
	KRW	2,953,751,650	USD	2,570,000	2,643,110	04/06/17	73,110
	KRW	3,272,059,703	USD	2,838,645	2,928,348	04/10/17	89,703
	KRW	273,779,942	USD	237,766	245,034	04/17/17	7,269
	KRW	6,913,426,609	USD	6,148,071	6,187,692	04/20/17	39,620
	KRW	6,016,063,706	USD	5,300,794	5,389,646	07/13/17	88,852
	MXN	1,177,146,682	USD	59,626,075	62,086,321	06/21/17	2,460,246
	MYR	6,648,000	USD	1,488,914	1,501,331	04/03/17	12,417
	MYR	12,213,955	USD	2,726,938	2,753,196	04/17/17	26,258
	MYR	4,785,544	USD	1,071,910	1,075,911	05/18/17	4,000
	MYR	30,231,160	USD	6,763,138	6,794,893	05/22/17	31,755
	PEN	3,958,271	USD	1,217,555	1,217,753	04/06/17	198
	PEN	4,810,741	USD	1,463,121	1,469,362	06/22/17	6,242
	PHP	58,388,838	USD	1,162,000	1,162,369	04/17/17	369

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC (continued)	PHP	187,742,752	USD	3,709,271	$3,727,496	05/24/17	$18,224
	PLN	40,082,047	EUR	9,343,322	10,100,391	06/21/17	93,514
	PLN	79,842,867	USD	19,614,290	20,119,834	06/21/17	505,544
	RON	41,097,869	USD	9,628,286	9,645,617	06/21/17	17,332
	RUB	1,040,334,066	USD	17,727,006	18,287,793	05/15/17	560,788
	RUB	679,453,219	USD	11,298,328	11,911,070	05/26/17	612,742
	SGD	10,202,003	USD	7,259,282	7,297,743	06/21/17	38,461
	THB	134,444,092	USD	3,898,060	3,912,402	04/03/17	14,342
	THB	468,336,615	USD	13,382,958	13,623,340	05/19/17	240,383
	TRY	17,428,162	USD	4,643,125	4,683,995	06/21/17	40,870
	TWD	438,021,726	USD	14,249,095	14,435,236	04/05/17	186,141
	TWD	38,115,150	USD	1,236,000	1,256,267	04/10/17	20,267
	TWD	38,388,182	USD	1,236,000	1,265,454	04/13/17	29,454
	TWD	268,229,895	USD	8,731,141	8,845,174	04/20/17	114,033
	TWD	3,422,829	USD	112,445	112,916	04/28/17	471
	TWD	22,300,239	USD	723,095	737,832	07/11/17	14,738
	USD	18,956,285	BRL	59,072,160	18,850,181	04/04/17	106,104
	USD	1,688,000	CNH	11,644,887	1,683,868	06/21/17	4,132
	USD	23,827,000	EUR	22,216,628	23,794,436	06/21/17	32,564
	USD	2,152,138	HKD	16,664,884	2,150,947	09/29/17	1,191
	USD	12,151,851	HKD	93,988,383	12,144,632	03/27/18	7,219
	USD	7,303,875	KRW	8,139,438,024	7,280,914	04/03/17	22,961
	USD	2,644,598	KRW	2,953,751,650	2,643,111	04/06/17	1,488
	USD	417,441	MYR	1,844,044	416,444	04/03/17	997
	USD	1,057,459	MYR	4,693,003	1,056,103	05/04/17	1,356
	USD	1,206,000	PLN	4,713,024	1,187,648	06/21/17	18,352
	USD	481,000	RUB	27,313,826	480,143	05/15/17	857
	USD	1,684,000	SGD	2,344,216	1,676,875	06/21/17	7,125
	USD	1,977,264	TRY	7,329,365	1,969,841	06/21/17	7,423
	USD	14,489,637	TWD	438,021,725	14,435,235	04/05/17	54,402
	USD	531,000	TWD	15,927,345	525,430	04/28/17	5,570
	USD	18,816,756	ZAR	247,514,056	18,187,214	06/21/17	629,542
TOTAL							$7,704,800

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC	BRL	37,163,075	USD	11,938,977	$11,858,898	04/04/17	$(80,080)
	BRL	23,594,037	USD	7,437,987	7,427,200	06/02/17	(10,786)
	CLP	322,028,426	USD	487,553	487,519	04/20/17	(33)
	CLP	457,853,190	USD	699,760	691,370	06/15/17	(8,390)
	COP	1,383,215,964	USD	479,000	478,915	05/03/17	(85)
	CZK	46,177,180	EUR	1,721,103	1,843,110	06/21/17	(225)
	CZK	59,760,209	EUR	2,230,000	2,388,073	07/03/17	(1,815)
	CZK	115,553,485	EUR	4,323,166	4,644,504	09/20/17	(7,938)
	CZK	38,784,970	EUR	1,451,126	1,559,020	09/21/17	(2,714)
	CZK	154,952,588	EUR	5,809,897	6,278,518	01/03/18	(11,202)
	EUR	1,467,000	CZK	39,548,853	1,570,520	06/13/17	(6,685)

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC (continued)	EUR	4,161,907	CZK	111,996,913	$4,457,482	06/21/17	$(12,747)
	EUR	1,555,112	CZK	41,737,640	1,673,557	09/20/17	(4,026)
	EUR	2,986,939	CZK	79,969,325	3,225,750	11/21/17	(3,890)
	EUR	3,897,000	CZK	104,229,162	4,218,844	01/03/18	(4,414)
	EUR	1,107,000	HUF	342,079,716	1,185,618	06/21/17	(310)
	EUR	4,117,390	PLN	17,597,753	4,409,805	06/21/17	(24,704)
	IDR	11,882,421,200	USD	892,000	891,192	04/28/17	(808)
	KRW	5,304,517,075	USD	4,758,042	4,747,972	04/28/17	(10,069)
	KRW	2,953,751,650	USD	2,645,475	2,644,645	05/24/17	(829)
	KRW	8,139,438,024	USD	7,311,223	7,291,926	07/13/17	(19,297)
	MYR	1,844,044	USD	415,981	414,420	05/24/17	(1,561)
	PHP	59,971,792	USD	1,195,000	1,193,339	04/24/17	(1,661)
	PHP	76,304,286	USD	1,517,285	1,514,966	05/24/17	(2,320)
	PLN	10,066,532	EUR	2,374,000	2,536,694	06/21/17	(5,905)
	PLN	10,887,420	USD	2,751,211	2,743,552	06/21/17	(7,658)
	SGD	3,358,630	USD	2,412,000	2,402,510	06/21/17	(9,490)
	TRY	16,741,505	USD	4,531,000	4,499,449	06/21/17	(31,551)
	TWD	438,021,725	USD	14,499,230	14,444,245	04/20/17	(54,985)
	TWD	36,963,593	USD	1,227,105	1,219,397	04/28/17	(7,708)
	USD	4,671,854	ARS	74,353,231	4,826,095	04/03/17	(154,241)
	USD	375,226	ARS	5,879,790	379,460	04/17/17	(4,234)
	USD	1,528,806	ARS	24,201,000	1,554,851	04/28/17	(26,045)
	USD	4,615,346	ARS	74,353,231	4,628,131	07/06/17	(12,784)
	USD	7,450,392	BRL	23,656,400	7,548,859	04/04/17	(98,468)
	USD	4,396,405	CLP	2,908,201,493	4,399,704	05/04/17	(3,300)
	USD	2,020,623	CNH	14,374,708	2,091,108	04/05/17	(70,485)
	USD	1,195,000	CNH	8,265,098	1,195,145	06/21/17	(145)
	USD	1,827,000	CNY	12,674,813	1,840,084	04/11/17	(13,084)
	USD	2,655,867	COP	7,986,039,884	2,773,788	04/10/17	(117,921)
	USD	465,000	COP	1,400,473,050	485,961	04/17/17	(20,961)
	USD	11,734,670	COP	34,875,438,330	12,004,433	06/16/17	(269,763)
	USD	6,543,564	CZK	164,649,164	6,571,785	06/21/17	(28,220)
	USD	7,610,871	EUR	7,120,117	7,625,782	06/21/17	(14,911)
	USD	5,417,312	HKD	41,971,166	5,417,331	10/03/17	(19)
	USD	2,108,470	HUF	618,023,012	2,142,574	06/21/17	(34,104)
	USD	3,700,332	IDR	49,738,567,628	3,735,810	04/07/17	(35,478)
	USD	2,522,000	IDR	33,830,990,700	2,540,486	04/10/17	(18,486)
	USD	2,523,969	IDR	33,972,625,570	2,541,454	05/24/17	(17,484)
	USD	3,712,110	IDR	49,738,567,628	3,715,091	06/09/17	(2,981)
	USD	1,349,310	INR	90,537,372	1,395,290	04/03/17	(45,980)
	USD	3,708,000	INR	248,373,780	3,830,410	04/10/17	(122,410)
	USD	2,325,000	INR	154,333,500	2,378,618	04/17/17	(53,618)
	USD	4,874,886	INR	321,576,099	4,911,775	07/14/17	(36,890)
	USD	2,925,321	KRW	3,272,059,703	2,928,348	04/10/17	(3,027)
	USD	10,235,029	KRW	11,632,007,965	10,410,292	04/12/17	(175,263)
	USD	2,472,000	KRW	2,867,257,968	2,566,129	04/13/17	(94,129)
	USD	2,900,389	KRW	3,319,015,531	2,970,534	04/17/17	(70,144)
	USD	1,191,000	KRW	1,331,883,390	1,192,069	04/20/17	(1,069)
	USD	1,569,398	KRW	1,802,657,793	1,614,012	05/24/17	(44,614)
	USD	8,623,883	KRW	9,813,538,800	8,791,713	07/13/17	(167,828)
	USD	4,998,923	MXN	104,226,120	5,507,551	06/08/17	(508,629)
	USD	14,422,557	MXN	281,555,755	14,850,113	06/21/17	(427,555)

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC (continued)	USD	1,079,000	MYR	4,803,956	$1,084,887	04/03/17	$(5,887)
	USD	536,000	MYR	2,394,312	538,665	05/08/17	(2,665)
	USD	1,203,817	PEN	3,958,271	1,217,753	04/06/17	(13,936)
	USD	4,542,157	PEN	14,955,568	4,567,934	06/22/17	(25,777)
	USD	2,826,508	PLN	11,529,609	2,905,379	06/21/17	(78,871)
	USD	16,643,002	RUB	977,835,437	17,189,147	05/15/17	(546,143)
	USD	894,575	RUB	52,596,555	922,037	05/26/17	(27,462)
	USD	8,358,085	SGD	11,783,700	8,429,168	06/21/17	(71,082)
	USD	3,854,000	THB	134,444,092	3,912,402	04/03/17	(58,402)
	USD	3,896,478	THB	134,444,092	3,910,815	05/19/17	(14,336)
	USD	18,424,366	TRY	69,962,775	18,803,204	06/21/17	(378,840)
	USD	1,236,000	TWD	38,353,080	1,264,297	04/13/17	(28,297)
	USD	14,139,988	TWD	443,629,409	14,629,165	04/20/17	(489,176)
	USD	1,525,612	TWD	47,152,097	1,555,507	04/28/17	(29,895)
	USD	3,153,975	TWD	96,401,252	3,184,467	06/02/17	(30,492)
	USD	9,434,400	TWD	300,781,677	9,943,744	06/20/17	(509,344)
	USD	2,976,591	TWD	90,885,795	3,007,074	07/11/17	(30,483)
	USD	9,901,486	TWD	302,094,338	10,007,432	08/17/17	(105,946)
	ZAR	334,147,770	USD	25,424,700	24,553,015	06/21/17	(871,682)
TOTAL							$(6,346,872)

FUTURES CONTRACTS — At March 31, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
U.S. Long Bonds	(117)	June 2017	$(17,648,719)	$76,915
Ultra Long U.S. Treasury Bonds	56	June 2017	8,995,000	13,262
2 Year U.S Treasury Notes	(165)	June 2017	(35,714,766)	(19,968)
5 Year U.S. Treasury Notes	(239)	June 2017	(28,136,649)	(60,976)
10 Year U.S Treasury Notes	47	June 2017	5,854,438	5,355
TOTAL				$14,588

SWAP CONTRACTS — At March 31, 2017, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

						Market Value
Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	COP	14,069,340	04/06/17	Colombia IBR Overnight Interbank	6.590%	$—	$22,384
	KRW	8,896,640	08/12/18	1.213%	3 month KWCDC	—	(36,679)
		13,338,680	08/12/18	1.205	3 month KWCDC	—	(56,331)
	BRL	21,050	01/02/19	1 month Brazilian Interbank Deposit Average	11.720	—	(176,344)
	ILS	17,300	06/21/20	0.650	3 month TELBOR	(323)	(11,097)

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

	Notional Amount (000s)						Market Value
Counterparty				Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC (continued)	BRL	11,070		01/04/21	9.956%	1 month Brazilian Interbank Deposit Average	$—	$15,432
		12,630		01/04/21	11.590	1 month Brazilian Interbank Deposit Average	—	167,494
Barclays Bank PLC	CNY	41,510		12/21/21	2.800	3 month SHIBOR	(26,847)	(255,194)
	MXN	309,200	(a)	06/29/27	8.010	Mexico Interbank TIIE 28 Days	—	128,052
Citibank NA	COP	12,695,600		06/13/17	Colombia IBR Overnight Interbank	7.220%	—	(2,629)
	BRL	17,340		01/02/18	14.460	1 month Brazilian Interbank Deposit Average	—	196,554
		17,480		01/02/18	1 month Brazilian Interbank Deposit Average	10.240	—	(5,882)
		19,610		01/02/18	1 month Brazilian Interbank Deposit Average	10.000	—	(1,011)
		26,160		01/02/18	1 month Brazilian Interbank Deposit Average	10.300	—	(11,785)
	KRW	6,362,430		09/22/18	1.276	3 month KWCDC	—	(22,431)
	BRL	3,460		01/02/19	12.645	1 month Brazilian Interbank Deposit Average	—	39,070
		7,270		01/02/19	1 month Brazilian Interbank Deposit Average	9.790	—	(6,554)
		13,530		01/02/19	1 month Brazilian Interbank Deposit Average	9.970	—	(22,665)
	THB	128,250		04/11/19	1.523	6 month Thai Reuters	—	(12,592)
		446,710		06/15/19	1.550	6 month Thai Reuters	(15,573)	(18,425)
	BRL	5,050		01/02/20	9.853	1 month Brazilian Interbank Deposit Average	—	5,953
		5,910		01/02/20	9.820	1 month Brazilian Interbank Deposit Average	—	6,082
		6,370		01/02/20	9.687	1 month Brazilian Interbank Deposit Average	—	2,598
		8,880		01/02/20	9.841	1 month Brazilian Interbank Deposit Average	—	10,210
		9,470		01/02/20	10.010	1 month Brazilian Interbank Deposit Average	—	20,474
	ILS	10,480		06/21/20	0.650	3 month TELBOR	(1,154)	(5,764)
		30,870		06/21/20	3.621	3 month TELBOR	(5,529)	(14,849)

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

	Notional Amount (000s)						Market Value
Counterparty				Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Citibank NA (continued)	THB	261,560		12/17/20	2.080%	6 month Thai Reuters	$—	$39,943
	BRL	11,180		01/04/21	1 month Brazilian Interbank Deposit Average	11.605%	—	(152,247)
	CNY	19,010		12/20/21	2.800	3 month SHIBOR	(16,269)	(112,895)
		22,600		03/15/22	3.600	3 month SHIBOR	(49,726)	5,310
	ILS	8,750	(a)	06/21/22	4.000	3 month TELBOR	(6,628)	10,923
Credit Suisse International (London)	BRL	17,400		01/02/18	11.960	1 month Brazilian Interbank Deposit Average	—	(97,297)
		23,240		01/02/18	11.120	1 month Brazilian Interbank Deposit Average	—	(285,965)
	COP	20,678,330		04/15/19	3 month COP	5.110	—	49,097
		3,635,890		05/02/24	Colombia IBR Overnight Interbank	6.055	—	(22,730)
Deutsche Bank AG	BRL	17,400		01/02/18	1 month Brazilian Interbank Deposit Average	10.300	—	(7,839)
		24,620		01/02/18	1 month Brazilian Interbank Deposit Average	10.050	—	(2,230)
		4,560		01/02/19	1 month Brazilian Interbank Deposit Average	10.140	—	(10,697)
		8,880		01/02/19	1 month Brazilian Interbank Deposit Average	10.030	—	(16,078)
		14,470		01/02/19	1 month Brazilian Interbank Deposit Average	9.800	—	(13,708)
		3,170		01/02/20	10.165	1 month Brazilian Interbank Deposit Average	—	9,744
		5,990		01/02/20	9.875	1 month Brazilian Interbank Deposit Average	—	8,189
		6,240		01/02/20	10.050	1 month Brazilian Interbank Deposit Average	—	14,324
		8,140		01/02/20	9.766	1 month Brazilian Interbank Deposit Average	—	6,908
		10,080		01/02/20	9.873	1 month Brazilian Interbank Deposit Average	—	13,202
		11,360		01/04/21	1 month Brazilian Interbank Deposit Average	13.927	—	(356,367)
	ZAR	7,820		05/23/21	6.550	3 month JIBAR	—	(21,538)

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

	Notional Amount (000s)						Market Value
Counterparty				Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Deutsche Bank AG (continued)	BRL	3,260		01/02/23	10.072%	1 month Brazilian Interbank Deposit Average	$—	$6,841
		7,350		01/02/23	1 month Brazilian Interbank Deposit Average	14.195%	—	(303,660)
		7,770		01/02/23	10.074	1 month Brazilian Interbank Deposit Average	—	14,621
		17,590		01/02/23	1 month Brazilian Interbank Deposit Average	13.602	—	(624,847)
		22,680		01/02/25	1 month Brazilian Interbank Deposit Average	12.340	—	(544,080)
		9,840		01/02/18	11.150	1 month Brazilian Interbank Deposit Average	—	(118,242)
	ZAR	168,500		06/07/18	7.100	3 month JIBAR	—	(35,504)
	KRW	13,118,310		09/09/18	1.235	3 month KWCDC	—	(52,945)
	THB	46,620		06/15/19	1.645	6 month Thai Reuters	—	(1,596)
	BRL	16,650	(a)	01/02/20	11.840	1 month Brazilian Interbank Deposit Average	—	77,202
		7,260		01/02/23	1 month Brazilian Interbank Deposit Average	13.855	—	(276,014)
JPMorgan Securities, Inc.		11,840		01/02/19	1 month Brazilian Interbank Deposit Average	9.790	—	(10,400)
		11,940		01/02/19	1 month Brazilian Interbank Deposit Average	9.800	—	(11,311)
	KRW	2,698,590		02/01/19	1.540	3 month KWCDC	—	(201)
	THB	169,850		04/19/19	1.554	6 month Thai Reuters	—	(13,521)
	COP	10,159,090		04/22/19	3 month COP	5.190	—	16,807
	BRL	8,270		01/02/20	9.833	1 month Brazilian Interbank Deposit Average	—	8,493
		8,350		01/02/20	9.865	1 month Brazilian Interbank Deposit Average	—	10,527
		23,970	(a)	01/02/20	11.870	1 month Brazilian Interbank Deposit Average	—	112,762
	ILS	5,030		06/21/20	0.650	3 month TELBOR	(623)	(2,698)

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

	Notional Amount (000s)						Market Value
Counterparty				Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc. (continued)	BRL	12,990		01/04/21	9.965%	1 month Brazilian Interbank Deposit Average	$—	$19,034
	ZAR	125,000		12/20/21	7.760	3 month JIBAR	(1,084)	43,891
	CNY	26,240	(a)	03/15/22	3.600	3 month SHIBOR	(20,711)	(29,841)
Morgan Stanley & Co. International PLC	COP	9,927,740		04/03/17	Colombia IBR Overnight Interbank	6.550%	—	17,163
		6,725,950		05/04/17	Colombia IBR Overnight Interbank	7.040	—	1,066
		32,718,530		05/08/17	Colombia IBR Overnight Interbank	7.120	—	(4,179)
		21,167,900		07/11/17	Columbia IBR Overnight Interbank	7.210	—	(12,231)
		23,936,280		08/01/17	7.339	Columbia IBR Overnight Interbank	—	23,823
	BRL	14,780		01/02/18	1 month Brazilian Interbank Deposit Average	10.055	—	(1,497)
		19,610		01/02/18	1 month Brazilian Interbank Deposit Average	10.020	—	(71)
		34,660		01/02/18	1 month Brazilian Interbank Deposit Average	10.267	—	(13,096)
	KRW	12,435,100		09/09/18	1.235	3 month KWCDC	—	(50,271)
	BRL	1,330		01/02/19	12.610	1 month Brazilian Interbank Deposit Average	—	14,729
		13,600		01/02/19	1 month Brazilian Interbank Deposit Average	10.130	—	(31,277)
		8,880		01/02/19	1 month Brazilian Interbank Deposit Average	10.030	—	(16,078)
		9,120		01/02/19	1 month Brazilian Interbank Deposit Average	10.040	—	(17,441)
	THB	110,560		02/08/19	1.630	6 month Thai Reuters	—	(2,312)
	BRL	9,540		01/02/20	10.155	1 month Brazilian Interbank Deposit Average	—	28,701
		4,850		01/02/20	9.780	1 month Brazilian Interbank Deposit Average	—	4,554
		6,230		01/02/20	10.055	1 month Brazilian Interbank Deposit Average	—	14,506
		6,360		01/02/20	10.080	1 month Brazilian Interbank Deposit Average	—	16,173

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

	Notional Amount (000s)					Market Value
Counterparty			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Morgan Stanley & Co. International PLC (continued)	BRL	6,470	01/02/20	9.680%	1 month Brazilian Interbank Deposit Average	$—	$1,747
		11,680	01/02/20	9.796	1 month Brazilian Interbank Deposit Average	—	9,990
		5,670	01/04/21	11.870	1 month Brazilian Interbank Deposit Average	—	88,306
		8,510	01/04/21	11.845	1 month Brazilian Interbank Deposit Average	—	130,803
		18,660	01/04/21	1 month Brazilian Interbank Deposit Average	11.742%	—	(278,018)
	MXN	135,000	06/17/21	5.630	Mexico Interbank TIIE 28 Days	—	(437,530)
	COP	3,635,890	05/02/24	6.055	Columbia IBR Overnight Interbank	(4,924)	27,654
TOTAL						$(149,391)	$(3,187,348)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2017.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
MX	N556,990	(a)	06/20/18	Mexico Interbank TIIE 28 Days	7.250%	$(10,166)	$(7,372)
	$700	(a)	06/21/19	1.250%	3 month LIBOR	(7,579)	1,117
MXN	139,920	(a)	06/17/20	6.750	Mexico Interbank TIIE 28 Days	(133,117)	46,654
HUF	1,871,420		09/21/21	1.380	6 month BUBOR	63	(122,807)
CZK	292,900		12/21/21	6 month PRIBOR	0.367	(68,376)	247,338
MXN	53,690		03/09/22	5.500	Mexico Interbank TIIE 28 Days	(60,434)	(148,235)
HKD	93,660	(a)	06/21/22	3 month SHIBOR	2.250	(83,220)	(15,775)
PLN	36,490	(a)	09/20/22	2.600	6 month WIBOR	(36,238)	89,006
MXN	231,020	(a)	06/12/24	7.250	Mexico Interbank TIIE 28 Days	(263,241)	213,822
	54,290		11/20/24	Mexico Interbank TIIE 28 Days	5.955	22	242,836
	52,850		12/18/24	3 month JIBAR	7.890	28	19,712
	20,280		01/24/25	Mexico Interbank TIIE 28 Days	5.660	15	113,331
CZK	18,980		06/21/26	6 month PRIBOR	0.550	11	30,146
MXN	65,670	(a)	06/09/27	7.500	Mexico Interbank TIIE 28 Days	(73,572)	88,537

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
EUR	780	(a)	06/21/27	6 month EURO	0.500%	$27,987	$(2,480)
ZAR	91,760	(a)	06/21/27	8.150%	3 month JIBAR	1,545	(24,748)
EUR	4,860	(a)	06/21/47	6 month EURO	0.750	903,303	(36,420)
	TOTAL					$197,031	$734,662

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2017.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2017(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	People’s Republic of China 7.500%, 10/28/27	$1,160	(1.000)%	06/20/19	0.288%	$(3,241)	$(15,348)
		4,100	(1.000)	12/20/20	0.550	23,875	(91,901)
		1,800	(1.000)	06/20/21	0.637	14,287	(41,453)
Barclays Bank PLC	People’s Republic of China 7.500%, 10/28/27	3,170	(1.000)	03/20/19	0.246	(4,777)	(43,128)
		2,750	(1.000)	06/20/21	0.637	10,282	(51,789)
Citibank NA	People’s Republic of China 7.500%, 10/28/27	22,180	(1.000)	03/20/19	0.246	(49,942)	(285,239)
		44,310	(1.000)	06/20/19	0.288	(117,866)	(592,156)
		4,470	(1.000)	12/20/20	0.550	38,996	(113,159)
		8,440	(1.000)	06/20/21	0.637	72,720	(200,103)
Deutsche Bank AG	People’s Republic of China 7.500%, 10/28/27	610	(1.000)	12/20/20	0.550	4,171	(14,292)
		2,690	(1.000)	06/20/21	0.637	6,504	(47,105)
JPMorgan Securities, Inc.	People’s Republic of China 7.500%, 10/28/17	1,630	(1.000)	06/20/19	0.288	(4,890)	(21,229)
		5,260	(1.000)	12/20/20	0.550	8,470	(95,743)
		8,880	(1.000)	06/20/21	0.637	31,295	(165,320)
UBS AG (London)	People’s Republic of China 7.500%, 10/28/27	3,550	(1.000)	06/20/21	0.637	14,965	(68,545)
TOTAL						$44,849	$(1,846,510)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CROSS CURRENCY SWAP CONTRACTS

					Rates Exchanged		Market Value
Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Termination Date(c)	Receive	Pay	Upfront Payments made (received)	Unrealized Gain (Loss)
Citibank NA	ZAR	26,400,000	$ 2,548,263	05/13/24	3 Month JIBAR	3 Month LIBOR	$1,169	$(567,332)
Deutsche Bank AG		42,202,250	4,054,984	05/23/19	3 Month JIBAR	3 Month LIBOR	8,688	(897,846)
JPMorgan Securities, Inc.	TRY	113,210,000	38,598,704	08/19/17	8.93%	3 Month LIBOR	—	(6,098,824)
TOTAL							$9,857	$(7,564,002)

(c)	At the termination date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 103.1%
Collateralized Mortgage Obligations – 3.9%
Adjustable Rate Non-Agency(a) – 0.4%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$116,307	3.438%	04/25/35	$117,781
Bear Stearns Alt-A Trust Series 2005-5, Class 21A1
626,560	3.282	07/25/35	631,525
Countrywide Alternative Loan Trust Series 2005-16, Class A1
434,270	2.259	06/25/35	411,129
Countrywide Alternative Loan Trust Series 2005-38, Class A1
118,405	2.114	09/25/35	113,451
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
198,465	1.019	01/19/36	131,423
Impac CMB Trust Series 2004-08, Class 1A
48,021	1.498	10/25/34	42,449
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
467,000	3.211	10/25/34	469,649

			1,917,407

Interest Only(b) – 0.5%
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
1,097	5.250	07/25/33	13
FHLMC REMIC Series 4456, Class IO
350,380	4.500	10/15/44	79,890
FHLMC STRIPS Series 304, Class C45
432,183	3.000	12/15/27	41,236
FNMA REMIC Series 2011-124, Class SC(a)
552,596	5.568	12/25/41	101,210
FNMA REMIC Series 2012-146, Class IO
2,634,959	3.500	01/25/43	498,621
FNMA REMIC Series 2016-3, Class IP
1,178,503	4.000	02/25/46	263,927
GNMA REMIC Series 2014-11, Class KI
402,411	4.500	12/20/42	54,051
GNMA REMIC Series 2014-188, Class IB
1,837,260	4.000	12/20/44	292,712
GNMA REMIC Series 2015-111, Class IM
1,152,082	4.000	08/20/45	193,548
GNMA REMIC Series 2015-129, Class IC
759,476	4.500	09/16/45	147,105
GNMA REMIC Series 2015-72, Class JI
168,971	3.500	05/20/45	25,922
GNMA REMIC Series 2015-83, Class PI
280,078	3.500	06/20/45	43,181
GNMA REMIC Series 2015-90, Class PI
220,924	3.500	04/20/45	33,432
GNMA REMIC Series 2016-138, Class DI
380,745	4.000	10/20/46	66,354
GNMA REMIC Series 2016-27, Class IA
1,500,667	4.000	06/20/45	231,559
GNMA REMIC Series 2017-38, Class AI
2,000,000	4.000	03/20/46	306,240
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
11,874	0.123	08/25/33	73

Mortgage-Backed Obligations – (continued)
Interest Only(b) – (continued)
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
2,009	0.320	07/25/33	32

			2,379,106

Inverse Floaters(a) – 1.6%
FHLMC REMIC Series 3852, Class SW
764,843	5.088	05/15/41	122,971
FHLMC REMIC Series 4273, Class PS
384,761	5.188	11/15/43	61,619
FHLMC REMIC Series 4286, Class SN
5,121,341	5.088	12/15/43	896,643
FHLMC REMIC Series 4314, Class SE
486,004	5.138	03/15/44	86,092
FHLMC REMIC Series 4320, Class SD
281,956	5.188	07/15/39	44,376
FHLMC REMIC Series 4326, Class GS
613,162	5.138	04/15/44	108,382
FHLMC REMIC Series 4583, Class ST
2,075,396	5.088	05/15/46	400,783
FNMA REMIC Series 2010-126, Class LS
872,747	4.216	11/25/40	141,112
FNMA REMIC Series 2012-88, Class SB
607,601	5.688	07/25/42	115,615
FNMA REMIC Series 2013-121, Class SA
572,763	5.118	12/25/43	90,828
FNMA REMIC Series 2013-96, Class SW
312,669	5.118	09/25/43	49,262
FNMA REMIC Series 2014-87, Class MS
166,019	5.268	01/25/45	26,640
FNMA REMIC Series 2015-20, Class ES
805,145	5.168	04/25/45	170,186
FNMA REMIC Series 2015-79, Class SA
662,652	5.268	11/25/45	108,877
FNMA REMIC Series 2015-81, Class SA
2,081,745	4.718	11/25/45	289,844
FNMA REMIC Series 2015-82, Class MS
559,473	4.718	11/25/45	80,175
GNMA REMIC Series 2010-1, Class SD
24,213	4.812	01/20/40	3,892
GNMA REMIC Series 2010-101, Class S
1,561,357	5.022	08/20/40	274,129
GNMA REMIC Series 2010-20, Class SE
622,303	5.272	02/20/40	105,411
GNMA REMIC Series 2010-31, Class SA
382,525	4.772	03/20/40	58,757
GNMA REMIC Series 2010-85, Class SN
61,640	4.962	07/20/40	10,943
GNMA REMIC Series 2010-98, Class QS
194,790	5.622	01/20/40	27,285
GNMA REMIC Series 2011-17, Class SA
238,572	5.122	09/20/40	35,219
GNMA REMIC Series 2011-61, Class CS
107,295	5.702	12/20/35	5,602
GNMA REMIC Series 2013-113, Class SD
279,726	5.772	08/16/43	52,170

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Inverse Floaters(a) – (continued)
GNMA REMIC Series 2013-124, Class CS
$2,191,467	5.072%	08/20/43	$371,301
GNMA REMIC Series 2013-134, Class DS
142,733	5.122	09/20/43	23,724
GNMA REMIC Series 2013-152, Class SJ
785,389	5.172	05/20/41	129,823
GNMA REMIC Series 2014-117, Class SJ
6,274,099	4.622	08/20/44	939,764
GNMA REMIC Series 2014-132, Class SL
1,087,101	5.122	10/20/43	157,699
GNMA REMIC Series 2014-133, Class BS
490,797	4.622	09/20/44	73,692
GNMA REMIC Series 2014-158, Class SA
2,884,924	4.672	10/16/44	426,530
GNMA REMIC Series 2014-41, Class SA
159,452	5.122	03/20/44	26,648
GNMA REMIC Series 2015-110, Class MS
2,089,924	4.732	08/20/45	315,352
GNMA REMIC Series 2015-111, Class SM
642,561	5.222	08/20/45	109,715
GNMA REMIC Series 2015-112, Class SB
619,237	4.762	08/20/45	93,931
GNMA REMIC Series 2015-119, Class SN
1,353,018	5.272	08/20/45	231,801
GNMA REMIC Series 2015-126, Class HS
1,249,820	5.222	09/20/45	208,990
GNMA REMIC Series 2015-168, Class SD
332,347	5.222	11/20/45	54,593
GNMA REMIC Series 2015-57, Class AS
3,766,030	4.622	04/20/45	548,695
GNMA REMIC Series 2015-64, Class SG
1,625,823	4.622	05/20/45	277,722
GNMA REMIC Series 2016-1, Class ST
655,299	5.222	01/20/46	109,642
GNMA REMIC Series 2016-4, Class SM
901,721	4.672	01/20/46	136,842
GNMA REMIC Series 2016-6, Class SB
740,499	4.672	01/20/46	113,576

			7,716,853

Planned Amortization Class – 0.1%
FHLMC REMIC Series 3748, Class D
671,505	4.000	11/15/39	696,413

Sequential Fixed Rate – 0.6%
FHLMC REMIC Series 2042, Class N
79,323	6.500	03/15/28	87,126
FNMA REMIC Series 2000-16, Class ZG
213,214	8.500	06/25/30	245,943
FNMA REMIC Series 2011-52, Class GB
732,016	5.000	06/25/41	802,972
FNMA REMIC Series 2011-99, Class DB
789,995	5.000	10/25/41	867,355
FNMA REMIC Series 2012-111, Class B
126,989	7.000	10/25/42	149,229

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
FNMA REMIC Series 2012-153, Class B
472,873	7.000	07/25/42	550,143

			2,702,768

Sequential Floating Rate(a) – 0.4%
FHLMC REMIC Series 4103, Class BF
1,237,124	1.262	12/15/38	1,237,451
FNMA REMIC Series 2011-63, Class FG
178,133	1.432	07/25/41	178,802
New Residential Mortgage Loan Trust Series 2015-1A, Class A1(c)
448,658	3.750	05/28/52	459,094

			1,875,347

Support – 0.3%
FNMA REMIC Series 2005-59, Class KZ
1,166,627	5.500	07/25/35	1,310,774

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$18,598,668

Commercial Mortgage-Backed Securities – 2.0%
Sequential Fixed Rate – 0.8%
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW18, Class A1A
$3,485,589	5.602%	06/11/50	$3,544,374

Sequential Floating Rate(a) – 1.2%
Banc of America Commercial Mortgage Trust Series 2007-2, Class AM
24,425	5.786	04/10/49	24,397
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A1A
2,057,232	6.247	12/10/49	2,078,908
Commercial Mortgage Trust Series 2007-C9, Class A1A
180,216	5.979	12/10/49	181,451
GS Mortgage Securities Trust Series 2007-GG10, Class A4
1,322,866	6.040	08/10/45	1,324,478
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class A3
662,087	5.866	09/15/45	672,018
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A
135,737	6.009	06/15/45	135,642
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A4(c)
1,300,000	4.869	02/15/44	1,406,824

			5,823,718

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$9,368,092

Federal Agencies – 97.2%
Adjustable Rate FHLMC(a) – 0.1%
$59,921	2.814%	04/01/33	$63,097
32,587	2.789	09/01/33	34,435
16,587	2.619	10/01/34	17,516
24,222	2.845	11/01/34	25,639
24,755	2.955	02/01/35	26,239

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate FHLMC(a) – (continued)
$83,435	2.821%	06/01/35	$87,954

			254,880

Adjustable Rate FNMA(a) – 0.2%
2,913	1.848	07/01/22	2,935
11,072	1.849	07/01/27	11,212
12,363	1.849	11/01/27	12,518
5,735	1.849	01/01/31	5,824
7,385	1.849	06/01/32	7,505
7,525	1.848	08/01/32	7,647
26,342	1.848	05/01/33	26,742
9,761	2.653	06/01/33	10,101
147,541	2.775	06/01/33	156,033
7,876	2.795	07/01/33	8,310
131,684	1.853	08/01/33	133,589
464	3.375	09/01/33	492
910	3.074	12/01/33	964
64,034	3.169	12/01/33	67,207
2,226	2.904	04/01/34	2,357
241,470	3.130	08/01/34	257,014
32,241	3.174	11/01/34	33,974
42,034	2.883	02/01/35	44,397
62,378	3.294	03/01/35	65,529
35,003	3.098	04/01/35	37,117
69,267	3.165	05/01/35	72,053
4,964	1.849	11/01/35	5,038
39,174	1.849	12/01/37	39,689
18,963	1.849	01/01/38	19,209
15,142	1.849	11/01/40	15,377

			1,042,833

Adjustable Rate GNMA(a) – 0.2%
18,794	2.125	06/20/23	19,070
9,632	2.125	07/20/23	9,770
9,274	2.125	08/20/23	9,406
24,307	2.125	09/20/23	24,656
8,093	2.000	03/20/24	8,223
67,192	2.125	04/20/24	68,290
7,335	2.125	05/20/24	7,455
65,966	2.125	06/20/24	67,061
39,881	2.125	07/20/24	40,517
53,761	2.125	08/20/24	54,626
17,071	2.125	09/20/24	17,348
21,343	2.250	11/20/24	21,696
8,437	2.250	12/20/24	8,578
14,286	2.500	12/20/24	14,556
14,618	2.000	01/20/25	14,873
8,230	2.000	02/20/25	8,371
28,972	2.125	05/20/25	29,501
23,822	2.125	07/20/25	24,243
10,159	2.000	02/20/26	10,355
551	2.125	07/20/26	561
27,651	2.000	01/20/27	28,223
10,279	2.000	02/20/27	10,493
81,015	2.125	04/20/27	82,735
7,976	2.125	05/20/27	8,146

Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(a) – (continued)
10,052	2.125	06/20/27	10,274
3,966	2.250	11/20/27	4,050
12,705	2.250	12/20/27	12,976
27,615	2.000	01/20/28	28,244
9,860	2.000	02/20/28	10,078
11,355	2.000	03/20/28	11,607
43,409	2.125	07/20/29	44,379
26,783	2.125	08/20/29	27,431
5,153	2.125	09/20/29	5,269
24,989	2.250	10/20/29	25,585
32,493	2.250	11/20/29	33,261
6,701	2.250	12/20/29	6,857
9,500	2.000	01/20/30	9,732
4,186	2.000	02/20/30	4,289
24,218	2.000	03/20/30	24,813
29,079	2.125	04/20/30	29,811
75,834	2.125	05/20/30	77,772
6,911	2.125	06/20/30	7,084
69,710	2.125	07/20/30	71,475
10,852	2.125	09/20/30	11,118
22,363	2.250	10/20/30	22,914

			1,067,772

FHLMC – 8.1%
123	5.000	04/01/17	124
9	5.000	05/01/17	9
68	5.000	08/01/17	70
4,543	5.000	09/01/17	4,677
7,474	5.000	10/01/17	7,691
6,234	5.000	11/01/17	6,413
6,196	5.000	12/01/17	6,378
8,955	5.000	01/01/18	9,189
20,561	5.000	02/01/18	21,005
22,396	5.000	03/01/18	22,925
23,871	5.000	04/01/18	24,381
2,257	4.500	05/01/18	2,290
18,354	5.000	05/01/18	18,846
5,962	5.000	06/01/18	6,094
6,197	5.000	07/01/18	6,310
2,297	5.000	08/01/18	2,351
1,725	5.000	09/01/18	1,768
9,536	5.000	10/01/18	9,791
10,791	5.000	11/01/18	11,068
5,362	5.000	12/01/18	5,517
647	5.000	01/01/19	667
266	5.000	02/01/19	273
46,896	5.500	04/01/20	48,685
223,886	5.000	11/01/22	243,587
212,340	4.500	08/01/23	227,314
36,660	7.000	04/01/31	40,703
503,443	7.000	09/01/31	559,711
231,006	7.000	04/01/32	269,740
405,285	7.000	05/01/32	473,244
15,896	4.500	07/01/33	17,130
440,378	4.500	08/01/33	474,566
870,812	4.500	09/01/33	938,415

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$84,547	4.500%	10/01/33	$91,110
110,718	5.000	10/01/33	121,106
12,497	5.500	12/01/33	14,302
150,455	5.500	04/01/35	167,703
5,338	5.000	07/01/35	5,839
3,615	4.500	08/01/35	3,888
14,183	4.500	09/01/35	15,241
6,210	4.500	10/01/35	6,663
124,073	5.000	12/01/35	136,948
78,291	5.500	01/01/36	88,812
242	5.500	02/01/36	275
2,176	5.000	02/01/37	2,401
36,021	6.000	08/01/37	40,549
36,709	6.000	09/01/37	41,312
14,647	6.000	10/01/37	16,482
102,593	6.000	11/01/37	115,443
107,511	6.000	12/01/37	120,976
48,777	4.500	01/01/38	52,452
3,793	5.500	01/01/38	4,212
107,790	6.000	01/01/38	121,296
29,927	6.000	02/01/38	33,717
6,382	6.000	03/01/38	7,202
34,136	6.000	04/01/38	38,497
14,971	6.000	05/01/38	16,924
1,936	4.500	06/01/38	2,074
27,096	6.000	06/01/38	30,590
21,164	6.000	07/01/38	23,915
15,008	6.000	08/01/38	16,950
76,964	4.500	09/01/38	83,007
111,144	6.000	09/01/38	125,176
23,922	6.000	10/01/38	26,964
2,050	6.000	11/01/38	2,318
1,480	6.000	12/01/38	1,668
406	4.500	01/01/39	436
84,765	6.000	01/01/39	95,547
42,009	4.500	02/01/39	45,110
10,381	6.000	02/01/39	11,734
452,297	7.000	02/01/39	525,577
16,067	4.500	03/01/39	17,253
6,820	6.000	03/01/39	7,687
4,209	4.500	04/01/39	4,520
2,809	6.000	04/01/39	3,175
134,657	4.500	05/01/39	144,596
324,602	5.000	05/01/39	354,413
369,940	4.500	06/01/39	397,249
9,262	4.500	07/01/39	9,945
722,959	5.000	07/01/39	791,640
9,287	4.500	08/01/39	9,973
21,547	4.500	09/01/39	23,138
4,818	4.500	10/01/39	5,173
3,294	4.500	11/01/39	3,538
9,964	4.500	12/01/39	10,700
12,867	4.500	01/01/40	13,817
8,467	4.500	04/01/40	9,096
42,663	6.000	04/01/40	48,040
14,269	4.500	05/01/40	15,329

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
85,686	6.000	05/01/40	96,494
24,433	4.000	06/01/40	25,739
19,442	4.500	06/01/40	20,885
12,800	4.500	07/01/40	13,750
3,653	4.500	08/01/40	3,925
33,612	5.000	08/01/40	36,681
26,565	5.000	10/01/40	29,084
272,114	4.000	02/01/41	286,713
83,403	4.500	02/01/41	89,753
14,104	4.500	03/01/41	15,178
33,901	4.500	04/01/41	36,482
33,132	4.500	05/01/41	35,653
63,105	4.500	06/01/41	67,908
3,393	5.000	06/01/41	3,711
167,463	4.500	08/01/41	180,212
173,130	4.500	09/01/41	185,985
106,416	4.000	10/01/41	113,242
20,038	4.000	11/01/41	21,148
10,304	4.500	12/01/41	11,088
124,701	4.500	03/01/42	134,194
60,952	3.000	05/01/42	60,743
580,016	3.500	06/01/42	596,167
1,361,080	4.500	06/01/42	1,468,584
162,984	3.000	08/01/42	162,610
208,084	3.500	08/01/42	212,937
72,089	3.000	10/01/42	71,937
420,807	3.500	10/01/42	430,620
885,862	3.000	11/01/42	884,754
310,648	3.500	11/01/42	317,892
1,525,391	3.000	12/01/42	1,523,485
2,730,967	3.000	01/01/43	2,727,416
246,632	3.000	02/01/43	245,861
3,629,046	3.500	04/01/43	3,736,358
3,720,125	3.500	08/01/43	3,821,956
1,624,647	4.000	08/01/43	1,721,745
752,248	3.500	06/01/44	775,551
30,959	4.000	11/01/44	32,887
122,845	3.500	02/01/45	126,497
172,228	3.500	03/01/45	177,348
1,002,015	3.500	06/01/45	1,030,393
790,531	3.500	10/01/45	813,290
7,616,763	3.500	03/01/46	7,824,600
756,000	3.500	05/01/46	776,583

			38,532,669

FNMA – 42.8%
5	5.500	05/01/17	5
22	5.500	07/01/17	22
25	5.500	09/01/17	25
587	5.500	01/01/18	588
505	5.500	02/01/18	507
24,257	5.000	03/01/18	24,579
1,806	5.500	04/01/18	1,834
655	5.500	05/01/18	667
39,316	5.000	06/01/18	40,006
2,076	5.000	09/01/18	2,116

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$233	7.000%	11/01/18	$233
402	5.500	02/01/19	409
4,088	5.500	04/01/19	4,181
380	5.500	05/01/19	389
4,067	5.500	07/01/19	4,195
14,108	5.500	08/01/19	14,628
6,402	5.500	09/01/19	6,651
12,495	5.500	10/01/19	12,965
5,422	5.500	11/01/19	5,641
3,832	5.500	12/01/19	3,959
16,824	5.500	02/01/20	17,389
53,060	4.500	03/01/20	53,806
8,113	5.500	01/01/21	8,478
12,031	7.000	09/01/21	12,731
51,799	7.000	06/01/22	56,436
21,089	7.000	07/01/22	22,583
1,736	4.500	04/01/23	1,833
416	7.000	01/01/29	417
1,678	7.000	09/01/29	1,730
5,967	7.000	08/01/31	6,522
537	7.000	03/01/32	621
1,381	7.000	04/01/32	1,505
2,658	7.000	06/01/32	2,714
330	7.000	07/01/32	333
46,244	6.000	01/01/33	51,979
1,923	6.000	02/01/33	2,195
592	5.500	07/01/33	661
18,457	5.000	08/01/33	20,226
5,439	5.500	09/01/33	6,106
19,614	5.500	02/01/34	22,051
5,094	5.500	03/01/34	5,725
9,342	5.000	04/01/34	10,247
8,981	5.500	04/01/34	10,092
48	5.500	06/01/34	54
28,788	5.500	07/01/34	32,375
5,580	5.500	08/01/34	6,297
19,489	5.500	10/01/34	21,919
4,222	5.500	11/01/34	4,749
140,224	5.500	12/01/34	157,629
149,121	6.000	04/01/35	167,765
11,621	5.500	05/01/35	12,973
4,659	5.500	06/01/35	5,244
5,665	5.000	07/01/35	6,216
9,304	5.500	07/01/35	10,478
5,150	5.500	08/01/35	5,794
8,333	5.500	09/01/35	9,398
258,036	5.000	10/01/35	282,779
3,084	5.500	10/01/35	3,439
82,461	6.000	10/01/35	94,374
2,540	5.500	12/01/35	2,867
2,034	6.000	12/01/35	2,315
423,767	5.000	01/01/36	464,401
101	5.500	02/01/36	113
13,891	5.500	04/01/36	15,537
2,348	6.000	04/01/36	2,669
374,581	4.500	07/01/36	403,246

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
25,748	5.500	07/01/36	28,697
39,443	4.500	12/01/36	42,437
3,105	5.500	02/01/37	3,499
13,755	5.500	04/01/37	15,547
60,586	6.000	04/01/37	68,835
59,263	5.000	06/01/37	65,021
319	5.500	06/01/37	360
2,818	5.500	07/01/37	3,176
398,484	5.500	08/01/37	444,405
98,332	6.500	10/01/37	114,565
41,472	6.000	11/01/37	47,337
219	5.500	12/01/37	247
419	5.500	02/01/38	474
4,952	5.500	03/01/38	5,580
63,419	5.000	04/01/38	69,275
20,128	5.500	04/01/38	22,742
5,087	5.500	05/01/38	5,749
1,916	5.500	06/01/38	2,160
983	5.500	07/01/38	1,109
2,241	5.500	08/01/38	2,527
2,129	5.500	09/01/38	2,400
81,092	6.000	09/01/38	92,312
16,449	5.500	12/01/38	18,358
593,448	5.000	01/01/39	657,162
114,431	6.000	01/01/39	129,906
274,002	6.500	01/01/39	319,586
369,198	4.500	02/01/39	396,690
5,242	5.500	02/01/39	5,928
6,754	4.500	03/01/39	7,316
301,152	7.000	03/01/39	349,933
11,323	4.500	05/01/39	12,270
8,265	5.500	06/01/39	9,315
8,046	4.500	07/01/39	8,719
6,905	4.000	08/01/39	7,274
19,795	4.500	09/01/39	21,269
24,381	4.500	10/01/39	26,196
7,105	5.500	11/01/39	8,010
61,802	4.500	02/01/40	66,966
9,444	4.500	03/01/40	10,148
15,161	3.500	04/01/40	15,602
132,835	4.500	04/01/40	142,782
48,845	4.500	06/01/40	52,926
453,705	5.000	06/01/40	496,609
36,599	5.000	07/01/40	40,060
9,311	4.500	09/01/40	10,092
21,277	3.500	12/01/40	21,897
8,562	4.500	12/01/40	9,203
148,834	4.500	01/01/41	160,456
40,331	4.500	04/01/41	43,480
63,261	4.500	06/01/41	68,113
56,332	4.500	07/01/41	60,643
275,744	4.500	08/01/41	296,878
260,704	4.500	09/01/41	280,726
217,481	3.500	10/01/41	223,946
205,874	4.500	10/01/41	221,629
117,994	3.500	11/01/41	121,507

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$171,167	4.500%	11/01/41		$184,105
210,557	3.500	12/01/41		216,671
82,703	4.500	12/01/41		89,045
209,365	3.500	01/01/42		215,720
115,328	4.500	01/01/42		124,136
413,752	3.500	02/01/42		425,641
480,806	3.500	03/01/42		494,613
33,481	4.500	03/01/42		36,017
95,869	3.500	04/01/42		98,632
38,492	4.500	04/01/42		41,387
38,099	3.500	05/01/42		39,194
653,159	3.500	06/01/42		672,122
597,435	3.500	07/01/42		613,648
559,486	3.500	08/01/42		574,483
130,492	3.000	09/01/42		130,171
484,343	3.500	09/01/42		497,415
494,130	3.500	10/01/42		509,149
36,033	3.500	11/01/42		36,879
825,555	4.500	11/01/42		892,728
771,768	3.000	12/01/42		769,984
1,290,055	3.500	12/01/42		1,327,514
164,033	3.000	01/01/43		163,949
18,428	3.500	01/01/43		18,860
65,529	3.000	02/01/43		65,511
1,016,129	3.500	02/01/43		1,044,116
1,539,557	3.000	03/01/43		1,539,136
2,053,818	3.500	03/01/43		2,114,293
1,678,458	3.000	04/01/43		1,677,999
2,276,967	3.500	04/01/43		2,339,821
725,201	2.500	05/01/43		695,890
2,063,000	3.000	05/01/43		2,062,435
1,281,588	3.500	05/01/43		1,318,034
70,125	3.000	06/01/43		70,106
1,366,998	3.500	06/01/43		1,407,631
626,753	3.000	07/01/43		626,387
10,983,264	3.500	07/01/43		11,283,444
3,885,429	3.500	08/01/43		3,994,173
75,284	3.500	09/01/43		77,663
225,855	3.500	11/01/43		232,341
1,072,805	3.500	01/01/44		1,099,316
70,572	3.500	08/01/44		72,326
184,459	3.500	09/01/44		189,636
192,662	3.500	10/01/44		198,901
78,395	4.000	10/01/44		82,382
28,236	3.500	12/01/44		28,917
84,034	5.000	12/01/44		92,242
594,029	3.500	01/01/45		608,531
3,890,436	3.500	02/01/45		3,985,278
792,856	4.000	02/01/45		837,640
1,951,800	3.500	03/01/45		2,000,047
619,004	4.000	03/01/45		653,872
975,662	3.500	04/01/45		1,001,092
302,700	4.000	04/01/45		319,750
3,342,844	4.500	04/01/45		3,631,556
1,345,342	3.500	05/01/45		1,388,068
399,938	4.500	05/01/45		434,729

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
129,524	3.500	06/01/45		133,172
69,571	3.500	07/01/45		71,530
49,715	3.500	09/01/45		51,123
622,063	3.500	10/01/45		637,378
1,200,584	3.500	11/01/45		1,229,548
3,889,969	3.500	12/01/45		3,982,828
1,073,489	3.500	01/01/46		1,099,502
532,190	3.500	02/01/46		544,755
1,080,181	3.500	03/01/46		1,113,810
169,692	3.500	04/01/46		175,028
1,133,955	3.500	05/01/46		1,164,828
3,326,524	3.500	09/01/46		3,405,776
46,000,000	3.500	TBA-30yr	(d)	47,056,565
64,000,000	4.000	TBA-30yr	(d)	67,135,002
10,000,000	4.500	TBA-30yr	(d)	10,724,219
1,000,000	5.000	TBA-30yr	(d)	1,092,578

				202,475,628

GNMA – 45.8%
35,159	5.500	07/15/20		36,378
6,376	6.000	04/15/26		7,215
440	6.500	01/15/32		498
1,300	6.500	02/15/32		1,475
558,018	5.500	04/15/33		624,722
6,244	5.000	11/15/33		6,940
1,387	6.500	08/15/34		1,605
1,397	6.500	02/15/36		1,609
3,427	6.500	03/15/36		3,950
5,695	6.500	04/15/36		6,518
15,264	6.500	05/15/36		17,576
9,900	6.500	06/15/36		11,374
66,155	6.500	07/15/36		76,390
60,834	6.500	08/15/36		69,911
96,871	6.500	09/15/36		111,177
42,602	6.500	10/15/36		49,088
60,216	6.500	11/15/36		68,740
26,279	6.500	12/15/36		30,117
13,272	6.500	01/15/37		15,257
2,799	6.500	03/15/37		3,229
6,948	6.500	04/15/37		7,960
5,467	6.500	05/15/37		6,201
2,940	6.500	08/15/37		3,366
18,932	6.500	09/15/37		21,660
14,679	6.500	10/15/37		16,934
10,273	6.500	11/15/37		11,735
5,045	6.500	05/15/38		5,764
4,289	6.500	11/15/38		4,918
3,965	6.500	02/15/39		4,571
143,964	4.500	12/20/39		155,025
575,108	5.000	01/20/40		621,872
38,962	4.500	02/20/40		41,956
665,545	4.500	05/15/40		715,389
109,193	4.500	05/20/40		117,582
414,992	5.000	07/15/40		454,761
242,522	3.500	09/15/42		252,407
14,030,940	4.000	10/20/43		14,887,595

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2017

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$498,808	3.500%	02/15/45		$517,175
1,282,880	4.500	05/20/45		1,371,455
11,973	4.500	06/20/45		12,800
120,786	4.000	07/20/45		127,972
717,120	4.500	07/20/45		766,632
8,352,194	4.500	08/20/45		8,936,195
6,199,449	4.000	09/20/45		6,568,268
11,855	4.500	09/20/45		12,674
6,090,013	4.000	10/20/45		6,448,515
429,394	4.500	10/20/45		459,041
928,606	4.000	11/20/45		982,250
550,574	4.500	11/20/45		590,104
2,033,229	4.500	12/20/45		2,172,219
3,711,984	4.000	01/20/46		3,924,698
1,000,000	4.500	01/20/46		1,069,043
3,865,633	4.000	02/20/46		4,088,945
1,648,190	4.500	02/20/46		1,760,860
10,250,916	4.000	03/20/46		10,831,935
1,682,484	4.500	03/20/46		1,797,497
4,445,609	4.000	04/20/46		4,698,279
3,909,988	4.500	04/20/46		4,177,272
303,649	4.000	05/20/46		321,054
812,438	4.500	07/20/46		867,976
464,189	3.000	08/20/46		468,570
8,760,590	4.000	10/20/46		9,262,755
3,999,999	4.500	10/20/46		4,289,750
4,764,436	4.000	11/20/46		5,037,538
50,381,805	3.000	12/20/46		50,857,303
19,362,921	4.000	12/20/46		20,472,820
249,999	3.000	01/20/47		252,486
995,311	4.000	01/20/47		1,052,363
4,989,646	4.000	02/20/47		5,281,766
37,000,000	4.000	TBA-30yr	(d)	39,084,140

				217,035,815

TOTAL FEDERAL AGENCIES				$460,409,597

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $488,096,343)				$488,376,357

Asset-Backed Securities – 12.6%
Auto(c) – 0.3%
Ford Credit Auto Owner Trust Series 2015-1, Class A
$1,200,000	2.120%	07/15/26		$1,203,054

Collateralized Loan Obligations(a)(c) – 4.5%
Brentwood CLO Corp. Series 2006-1A, Class A1B
102,785	1.156	02/01/22		102,708
Cedar Funding V CLO Ltd. Series 2016-5A, Class A1
2,600,000	2.417	07/17/28		2,625,940
Cent CLO Ltd. Series 2014-22A, Class A1R
1,750,000	2.291	11/07/26		1,750,599
Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A
1,450,000	2.272	07/25/27		1,447,915
Madison Park Funding XII Ltd. Series 2014-12A, Class AR
1,550,000	2.275	07/20/26		1,549,992

Asset-Backed Securities – (continued)
Collateralized Loan Obligations(a)(c) – (continued)
Mountain View CLO Ltd. Series 2014-1A, Class AR
2,000,000	2.304	10/15/26		2,000,064
OCP CLO Ltd. Series 2014-5A, Class A1
1,600,000	1.884	04/26/26		1,600,000
OFSI Fund VI Ltd. Series 2014-6A, Class A1
2,100,000	1.910	03/20/25		2,081,497
Parallel Ltd. Series 2015-1A, Class A
1,050,000	2.331	07/20/27		1,050,405
Shackleton CLO Ltd. Series 2014-5A, Class A
1,600,000	2.381	05/07/26		1,606,971
Thacher Park CLO Ltd. Series 2014-1A, Class AR
2,450,000	2.644	10/20/26		2,449,741
Trinitas CLO III Ltd. Series 2015-3A, Class A2
1,800,000	2.390	07/15/27		1,804,509
Z Capital Credit Partners CLO Ltd. Series 2015-1A, Class A1
1,292,110	2.210	07/16/27		1,287,979

				21,358,320

Home Equity(a) – 0.0%
Countrywide Home Equity Loan Trust Series 2004-O, Class 1A
68,970	1.050	02/15/34		62,401

Other(a)(c) – 1.5%
Mortgage Repurchase Agreement Financing Trust Series 2016-1, Class A
1,850,000	1.758	09/10/18		1,850,000
Mortgage Repurchase Agreement Financing Trust Series 2016-1, Class A2
1,150,000	1.808	04/10/19		1,150,000
Mortgage Repurchase Agreement Financing Trust Series 2016-2, Class A
3,000,000	2.072	03/10/19		3,000,704
Mortgage Repurchase Agreement Financing Trust Series 2016-3, Class A1
450,000	1.772	11/10/18		450,056
Station Place Securitization Trust Series 2015-2, Class A
900,000	1.821	05/15/18		900,000

				7,350,760

Student Loan(a) – 6.3%
Brazos Education Loan Authority, Inc. Series 2012-1, Class A1
502,567	1.478	12/26/35		496,621
ECMC Group Student Loan Trust Series 2017-1A, Class A(c)
4,050,000	2.093	12/27/66		4,049,517
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(c)
997,029	1.578	06/25/26		998,225
Goal Capital Funding Trust Series 2007-1, Class A3
187,039	1.087	09/25/28		185,703
Goal Capital Funding Trust Series 2010-1, Class A(c)
2,257,740	1.630	08/25/48		2,238,145
Higher Education Funding I Series 2014-1, Class A(c)
1,454,597	1.980	05/25/34		1,450,933
Illinois Student Assistance Commission Series 2010-1, Class A3
1,000,000	1.802	07/25/45		1,003,561
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A3
950,000	1.831	07/20/43		919,132

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Student Loan(a) – (continued)
Nelnet Student Loan Trust Series 2006-1, Class A6(c)
$1,700,000	1.370%	08/23/36	$1,599,872
Nelnet Student Loan Trust Series 2006-2, Class A5
1,600,829	0.982	01/25/30	1,596,597
New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3(e)
1,150,000	1.888	10/25/37	1,122,646
North Carolina State Education Assistance Authority Series 2010-1, Class A1
714,652	1.782	07/25/41	712,071
Panhandle-Plains Higher Education Authority, Inc. Series 2011-1, Class A3
700,000	1.796	10/01/37	696,192
Panhandle-Plains Higher Education Authority, Inc. Series 2011-2, Class A3
1,100,000	1.696	07/01/32	1,088,805
PHEAA Student Loan Trust Series 2016-1A, Class A(c)
1,431,490	1.928	09/25/65	1,441,660
PHEAA Student Loan Trust Series 2016-2A, Class A(c)
1,697,000	1.728	11/25/65	1,700,220
SLM Student Loan Trust Series 2004-8A, Class A6(c)
1,250,000	1.512	01/25/40	1,202,567
SLM Student Loan Trust Series 2005-5, Class A5
350,000	1.632	10/25/40	342,515
SLM Student Loan Trust Series 2006-2, Class A5
1,267,324	0.992	07/25/25	1,265,750
SLM Student Loan Trust Series 2006-4, Class A5
189,631	0.982	10/27/25	189,591
SLM Student Loan Trust Series 2014-2, Class A2
386,337	1.128	10/25/21	386,424
South Carolina Student Loan Corp. Series 2010-1, Class A3
1,850,000	1.932	10/27/36	1,877,240
Utah State Board of Regents Series 2016-1, Class A
3,255,535	1.732	09/25/56	3,261,433

			29,825,420

TOTAL ASSET-BACKED SECURITIES
(Cost $59,583,452)			$59,799,955

U.S. Treasury Obligations – 0.9%
United States Treasury Notes
$10,000	1.125%	07/31/21	$9,699
1,810,000	2.250 (f)	01/31/24	1,815,738
2,320,000	2.125	03/31/24	2,306,312

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $4,116,504)			$4,131,749

Shares	Distribution Rate	Value
Investment Company(a)(g) – 15.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
72,983,478	0.617%	$72,983,478
(Cost $72,983,478)

TOTAL INVESTMENTS – 132.0%
(Cost $624,779,777)		$625,291,539

LIABILITIES IN EXCESS OF OTHER ASSETS – (32.0)%		(151,749,873)

NET ASSETS – 100.0%		$473,541,666

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2017.
(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $46,459,191, which represents approximately 9.8% of net assets as of March 31, 2017.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $165,092,504 which represents approximately 34.9% of net assets as of March 31, 2017.
(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(f)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.
(g)	Represents an Affiliated fund.

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
REMIC	—Real Estate Mortgage Investment Conduit
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2017

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2017, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FNMA	3.000%	TBA-30yr	04/12/17	$(3,000,000)	$(2,974,688)
FNMA	3.000	TBA-30yr	05/11/17	(2,000,000)	(1,979,531)
GNMA	3.000	TBA-30yr	04/20/17	(51,000,000)	(51,454,216)
GNMA	4.500	TBA-30yr	04/20/17	(1,000,000)	(1,067,969)
TOTAL (Proceeds Receivable: $56,978,320)					$(57,476,404)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra U.S. Treasury Bonds	14	June 2017	$2,248,750	$24,285
2 Year U.S. Treasury Notes	(53)	June 2017	(11,472,016)	(5,913)
5 Year U.S. Treasury Notes	(402)	June 2017	(47,326,078)	(195,876)
10 Year U.S. Treasury Notes	578	June 2017	71,997,125	95,570
20 Year U.S. Treasury Bonds	88	June 2017	13,274,250	(30,861)
TOTAL				$(112,795)

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2017, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(b)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$5,520	12/19/19	2.250%	3 month LIBOR	$550	$6,969
60,290	12/20/19	2.250	3 month LIBOR	68,569	13,082
1,250	12/19/23	3 month LIBOR	2.600%	(106)	(9,275)
8,530	12/20/28	3 month LIBOR	2.790	(102,519)	(10,955)
TOTAL				$(33,506)	$(179)

(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2017.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Swap Counterparty	Referenced Obligation	Notional Amount (000s)	Rates (paid) received by Fund	Termination Date	Credit Spread at March 31, 2017(c)	Upfront Payments made (received)	Unrealized Gain (Loss)
Protection Purchased:
Credit Suisse International (London)	Markit CMBX Series 10	$9,000	(0.500)%	11/17/59	0.864%	$276,570	$(5,810)

(c)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities

March 31, 2017

Dynamic Emerging Markets Debt Fund
Assets:
Investments of unaffiliated issuers, at value (cost $18,527,084, $1,780,953,638, $3,686,774,582, $3,610,817,342, $415,215,869, $336,809,458 and $551,796,299)	$19,208,896
Investments of affiliated issuers, at value (cost $627,342, $7,523,665, $95,108,223, $551,683,037, $6,187,441, $6,602,954 and $72,983,478)	627,342
Cash	482,797
Foreign currencies, at value (cost $143,155, $980,086, $13,315, $1,939,087, $15,890, $1,476,516 and $0, respectively)	144,726
Unrealized gain on swap contracts	75,551
Unrealized gain on forward foreign currency exchange contracts	364,801
Variation margin on certain derivative contracts	8,393
Receivables:
Investments sold	952,613
Collateral on certain derivative contracts(a)	805,508
Investments sold on an extended-settlement basis	203,250
Interest and Dividends	307,779
Reimbursement from investment adviser	49,953
Upfront payments made on swap contracts	33,919
Due from broker — upfront payment	351
Fund shares sold	8,585
Due from broker	—
Other assets	3,123
Total assets	23,277,587

Liabilities:
Reverse Repurchase Agreement, at value	—
Forward sale contracts, at value (proceeds received $0, $0, $0, $0, $0, $0 and $56,978,320, respectively)	—
Unrealized loss on swap contracts	147,864
Unrealized loss on forward foreign currency exchange contracts	281,247
Variation margin on certain derivative contracts	—
Payables:
Investments purchased on an extended-settlement basis	200,000
Fund shares redeemed	197,354
Investments purchased	182,082
Management fees	14,653
Distributions payable	12,987
Upfront payments received on swap contracts	11,306
Due to broker — upfront payment	—
Distribution and Service fees and Transfer Agency fees	932
Collateral on certain derivative contracts(b)	—
Accrued expenses and other liabilities	176,637
Total liabilities	1,225,062

Net Assets:
Paid-in capital	22,709,461
Undistributed (distributions in excess of) net investment income	(1,289,537)
Accumulated net realized loss	(88,920)
Net unrealized gain (loss)	721,521
NET ASSETS	$22,052,525
Net Assets:
Class A	$286,286
Class C	150,944
Institutional	21,410,961
Service	—
Separate Account Institutional	—
Class IR	179,511
Class R	24,823
Class R6	—
Total Net Assets	$22,052,525
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	33,778
Class C	17,757
Institutional	2,521,283
Service	—
Separate Account Institutional	—
Class IR	21,162
Class R	2,920
Class R6	—
Net asset value, offering and redemption price per share:(c)
Class A	$8.48
Class C	8.50
Institutional	8.49
Service	—
Separate Account Institutional	—
Class IR	8.48
Class R	8.50
Class R6	—

(a)	Includes segregated cash of $19,182, $952,533, $4,160,167, $734,250, $595,000, $277,008 and $1,090,000 for the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt, and U.S. Mortgages Funds, respectively, relating to initial margin requirements and collateral on futures transactions. Also includes amounts segregated for initial margin and/or collateral on swap transactions of $116,326, $7,345,703, $3,845,644, $2,618,232, $486,602, $14,095,260 and $644,597 for the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt, and U.S. Mortgages Funds, respectively. Also includes amounts segregated for collateral on forwards transactions of $670,000, $22,840,000, $340,000 and $10,560,000 for the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield Floating Rate and Local Emerging Markets Debt Funds, respectively.
(b)	Includes amounts segregated for initial margin and/or collateral for TBA and/or swap transactions.
(c)	Maximum public offering price per share for Class A Shares of Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds is $8.88, $13.33, $6.88, $9.94, $9.41, $6.68 and $10.86, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund

$1,784,748,583	$3,733,196,200	$3,532,169,668	$421,039,105	$312,657,064	$552,308,061
7,523,665	95,099,323	551,684,261	6,187,441	6,602,954	72,983,478
32,125,489	47,865,703	96,730,396	6,838,666	5,757,028	6,950,598
1,063,654	13,779	1,914,072	12,846	1,450,252	—
3,017,895	—	—	—	1,461,336	—
12,209,536	—	—	—	7,704,800	—
356,091	12,621	—	22,586	—	130,690

44,489,370	41,358,573	—	6,796,622	11,067,447	3,086,603
31,138,236	8,005,811	3,692,482	1,081,802	24,932,268	1,734,596
—	8,762,125	13,842,519	—	—	82,106,541
26,152,404	60,091,409	16,140,231	4,024,243	6,239,205	1,283,168
39,959	—	—	24,755	7,559	4,970
2,018,780	—	—	—	235,422	276,570
217,879	—	1,348,689	—	34,422	—
71,072,332	10,125,516	15,177,437	492,756	15,470,634	1,242,685
—	13,864,798	—	—	3,114	—
6,578	12,933	14,325	2,377	1,800	35,472
2,016,180,451	4,018,408,791	4,232,714,080	446,523,199	393,625,305	722,143,432

3,486,960	—	—	—	—	—
—	—	—	—	—	57,476,404
6,750,457	—	515,928	—	14,059,196	5,810
12,021,090	217,003	86,964	6,866	6,346,872	—
214,665	494,234	173,146	5,797	158,885	—

20,318,208	17,865,250	313,046,900	1,873,331	2,113,262	189,178,438
7,962,452	15,040,676	5,983,300	188,118	1,559,972	654,056
53,708,157	28,942,690	239,089	15,341,873	13,206,388	50,487
1,222,124	2,254,966	1,693,857	121,075	230,544	121,183
1,245,045	1,130,561	62,072	64,787	9,338	56,143
887,551	—	—	—	330,107	—
—	—	—	—	—	—
125,648	267,388	135,395	23,965	20,186	40,775
1,480,000	—	—	—	—	840,000
315,359	265,098	276,424	120,124	392,940	178,470
109,737,716	66,477,866	322,213,075	17,745,936	38,427,690	248,601,766

1,949,376,210	4,255,418,434	4,085,749,065	427,648,216	587,324,692	480,280,013
(3,824,073)	(550,605)	82,603	891,662	(57,952,172)	(57,890)
(38,927,331)	(348,156,210)	(95,441,029)	(5,569,174)	(139,496,370)	(6,575,351)
(182,071)	45,219,306	(79,889,634)	5,806,559	(34,678,535)	(105,106)
$1,906,442,735	$3,951,930,925	$3,910,501,005	$428,777,263	$355,197,615	$473,541,666

$103,548,491	$232,571,810	$7,029,939	$32,514,010	$11,295,194	$47,234,909
32,596,987	46,396,074	2,610,385	—	6,201,846	—
1,656,148,087	3,410,301,538	3,896,724,141	142,218,236	332,211,909	63,035,244
—	12,088,985	—	—	—	—
—	—	—	249,971,317	—	217,648,108
85,555,930	33,481,935	4,124,659	4,061,834	5,488,666	143,017,784
—	14,817,295	11,881	—	—	—
28,593,240	202,273,288	—	11,866	—	2,605,621
$1,906,442,735	$3,951,930,925	$3,910,501,005	$428,777,263	$355,197,615	$473,541,666

8,136,832	35,411,664	723,191	3,588,606	1,769,794	4,522,087
2,562,615	7,058,887	268,486	—	972,708	—
129,981,578	517,979,990	400,479,376	15,689,220	52,170,152	6,019,975
—	1,842,804	—	—	—	—
—	—	—	27,570,632	—	20,833,522
6,715,194	5,089,007	423,764	447,981	862,140	13,657,867
—	2,257,766	1,222	—	—	—
2,244,353	30,673,231	—	1,309	—	248,743

$12.73	$6.57	$9.72	$9.06	$6.38	$10.45
12.72	6.57	9.72	—	6.38	—
12.74	6.58	9.73	9.06	6.37	10.47
—	6.56	—	—	—	—
—	—	—	9.07	—	10.45
12.74	6.58	9.73	9.07	6.37	10.47
—	6.56	9.73	—	—	—
12.74	6.59	—	9.07	—	10.48

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2017

Dynamic Emerging Markets Debt Fund
Investment income:
Interest (net of foreign withholding taxes of $23,026, $2,629, $0, $0, $0, $413,896 and $0, respectively)	$2,230,355
Dividends — unaffiliated issuers (net of foreign withholding taxes of $0, $0, $23,278, $0, $0, $0 and $0, respectively)	—
Dividends — affiliated issuers	1,960
Total investment income	2,232,315

Expenses:
Management fees	335,172
Transfer Agency fees(a)	15,308
Distribution and Service fees(a)	1,479
Custody, accounting and administrative services	199,920
Professional fees	119,534
Registration fees	59,994
Printing and mailing costs	20,178
Trustee fees	16,706
Service Share fees — Service Plan	—
Service Share fees — Shareholder Administration Plan	—
Prime Broker Fees	—
Other	2,868
Total expenses	771,159
Less — expense reductions	(435,826)
Net expenses	335,333
NET INVESTMENT INCOME	1,896,982

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	54,001
Futures contracts	(97,112)
Swap contracts	(79,211)
Non-deliverable bond forward contracts	12,865
Forward foreign currency exchange contracts	(246,796)
Foreign currency transactions	7,850
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers (including the effects of the net change in the foreign capital gains tax liability of $2,833 and $22,067 for the Dynamic Emerging Markets Debt and Local Emerging Markets Debt Funds, respectively)	1,281,283
Futures contracts	7,799
Swap contracts	(58,689)
Non-deliverable bond forward contracts	(7,552)
Forward foreign currency exchange contracts	(58,537)
Foreign currency translation	(10,599)
Net realized and unrealized gain (loss)	805,302
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,702,284

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Separate Account Institutional Shares	Class IR	Class R	Class R6
Dynamic Emerging Markets Debt	$678	$682	$119	$353	$88	$14,714	$—	$—	$122	$31	$—
Emerging Markets Debt	322,673	302,954	—	167,789	39,384	527,295	—	—	50,545	—	1,872
High Yield	812,792	510,569	75,045	422,652	66,374	1,294,164	5,443	—	17,029	19,512	34,434
High Yield Floating Rate	19,312	21,068	58	10,042	2,739	1,349,440	—	—	2,258	15	—
Investment Grade Credit	75,212	—	—	39,110	—	57,075	—	96,730	2,397	—	4
Local Emerging Markets Debt	260,781	62,991	—	135,606	8,189	145,585	—	—	14,947	—	—
U.S. Mortgages	123,042	—	—	63,982	—	24,383	—	85,911	37,996	—	52

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund

$89,250,049	$242,217,087	$160,329,423	$15,218,470	$30,542,432	$6,424,034
—	2,261,333	—	—	—	—
67,660	391,789	1,263,302	16,515	47,107	199,299
89,317,709	244,870,209	161,592,725	15,234,985	30,589,539	6,623,333

12,206,745	25,500,455	18,464,415	1,665,818	4,374,645	1,417,742
786,885	1,859,608	1,364,494	195,316	304,327	212,324
625,627	1,398,406	40,438	75,212	323,772	123,042
455,015	286,020	841,623	115,633	524,487	248,767
157,376	146,826	162,616	108,028	123,820	118,978
131,939	155,143	86,341	72,564	89,809	88,179
47,599	168,026	64,448	23,439	83,913	31,293
19,791	24,039	23,589	17,485	17,636	17,345
—	34,018	—	—	—	—
—	34,018	—	—	—	—
34,322	—	—	—	30,157	—
79,850	117,788	146,674	24,273	32,055	23,037
14,545,149	29,724,347	21,194,638	2,297,768	5,904,621	2,280,707
(89,164)	(185,864)	(527,179)	(601,326)	(1,044,874)	(566,786)
14,455,985	29,538,483	20,667,459	1,696,442	4,859,747	1,713,921
74,861,724	215,331,726	140,925,266	13,538,543	25,729,792	4,909,412

8,313,550	(1,523,231)	(22,931,276)	1,756,831	(125,953,129)	(1,485,061)
(14,681,136)	225,652	(133,464)	(124,241)	2,279,667	(328,925)
(99,960)	(1,670,631)	1,339,931	113,289	(3,802,755)	354,365
—	—	—	—	646,059	—
3,454,838	(396,603)	(121,479)	118,010	1,031,448	—
1,955,195	815,014	497,799	10,494	(545,352)	—

37,190,404	326,523,644	108,424,684	(2,138,772)	132,852,026	(2,040,622)
259,547	813,834	(65,103)	(16,937)	69,354	(141,020)
(3,604,686)	(1,275,010)	(289,867)	(7,388)	(8,158,099)	(59,012)
—	—	—	—	(309,235)	—
678,457	541,089	401,820	(6,866)	(2,312,167)	—
7,262	(25,669)	(86,644)	(2,034)	(345,277)	—
33,473,471	324,028,089	87,036,401	(297,614)	(4,547,460)	(3,700,275)
$108,335,195	$539,359,815	$227,961,667	$13,240,929	$21,182,332	$1,209,137

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Dynamic Emerging Markets Debt Fund
	For the Fiscal Year Ended March 31, 2017		For the Fiscal Year Ended March 31, 2016
From operations:
Net investment income	$1,896,982		$1,410,667
Net realized gain (loss)	(348,403)		(1,329,818)
Net change in unrealized gain (loss)	1,153,705		810,424
Net increase (decrease) in net assets resulting from operations	2,702,284		891,273

Distributions to shareholders:
From net investment income
Class A Shares	(6,829)		(882)
Class C Shares	(1,368)		(59)
Institutional Shares	(998,362)		(46,017)
Service Shares	—		—
Class IR Shares	(2,350)		(40)
Class R Shares	(565)		(31)
Class R6 Shares(a)	—		—
From net realized gains
Class A Shares	(3,353)		—
Class C Shares	(672)		—
Institutional Shares	(490,266)		—
Class IR Shares	(1,154)		—
Class R Shares	(278)		—
Class R6 Shares(a)	—		—
Return of capital
Class A Shares	(2,445)		(24,846)
Class C Shares	(490)		(1,670)
Institutional Shares	(357,522)		(1,297,260)
Service Shares	—		—
Class IR Shares	(842)		(1,133)
Class R Shares	(202)		(874)
Class R6 Shares(a)	—		—
Total distributions to shareholders	(1,866,698)		(1,372,812)

From share transactions:
Proceeds from sales of shares	10,762,897		27,744,900
Reinvestment of distributions	780,988		936,740
Cost of shares redeemed	(29,922,497	)(b)	(4,948,367	)(b)
Net increase (decrease) in net assets resulting from share transactions	(18,378,612)		23,733,273
TOTAL INCREASE (DECREASE)	(17,543,026)		23,251,734

Net assets:
Beginning of year	39,595,551		16,343,817
End of year	$22,052,525		$39,595,551
Undistributed (distributions in excess of) net investment income	$(1,289,537)		$(893,268)

(a)	Commenced operations on July 31, 2015.
(b)	Net of $71 and $1,578, $41,830 and $64,357, and $451,200 and $2,248,223 of redemption fees for Dynamic Emerging Markets Debt, Emerging Markets Debt and High Yield Funds, respectively, for the fiscal years ended March 31, 2017 and 2016, respectively.

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Emerging Markets Debt Fund				High Yield Fund				High Yield Floating Rate Fund
For the Fiscal Year Ended March 31, 2017		For the Fiscal Year Ended March 31, 2016		For the Fiscal Year Ended March 31, 2017		For the Fiscal Year Ended March 31, 2016		For the Fiscal Year Ended March 31, 2017	For the Fiscal Year Ended March 31, 2016

$74,861,724		$61,053,599		$215,331,726		$274,645,787		$140,925,266	$158,387,605
(1,057,513)		(51,460,669)		(2,549,799)		(338,929,240)		(21,348,489)	(42,570,565)
34,530,984		37,915,701		326,577,888		(254,775,955)		108,384,890	(149,398,264)
108,335,195		47,508,631		539,359,815		(319,059,408)		227,961,667	(33,581,224)

(5,945,499)		(4,995,168)		(17,291,548)		(20,364,862)		(289,856)	(413,957)
(1,155,112)		(1,216,722)		(2,337,108)		(2,814,039)		(63,279)	(56,931)
(63,502,070)		(53,966,540)		(183,075,976)		(237,899,617)		(137,722,950)	(157,901,983)
—		—		(702,583)		(851,015)		—	—
(1,808,624)		(762,559)		(733,895)		(634,486)		(67,935)	(45,691)
—		—		(760,850)		(832,949)		(409)	(401)
(431,204)		(5,212)		(9,773,930)		(3,321,271)		—	—

—		—		—		—		—	—
—		—		—		—		—	—
—		—		—		—		—	—
—		—		—		—		—	—
—		—		—		—		—	—
—		—		—		—		—	—

—		—		—		(921,258)		(5,685)	—
—		—		—		(127,301)		(1,241)	—
—		—		—		(10,762,019)		(2,701,236)	—
—		—		—		(38,498)		—	—
—		—		—		(28,703)		(1,332)	—
—		—		—		(37,681)		(8)	—
—		—		—		(150,246)		—	—
(72,842,509)		(60,946,201)		(214,675,890)		(278,783,945)		(140,853,931)	(158,418,963)

1,426,968,672		569,809,447		1,209,892,889		1,703,216,450		1,308,793,468	1,478,261,923
60,658,744		57,371,986		201,824,053		263,890,802		140,018,791	157,537,834
(666,845,522	)(b)	(1,270,297,756	)(b)	(1,600,986,057	)(b)	(3,132,165,143	)(b)	(852,846,363)	(2,312,339,197)
820,781,894		(643,116,323)		(189,269,115)		(1,165,057,891)		595,965,896	(676,539,440)
856,274,580		(656,553,893)		135,414,810		(1,762,901,244)		683,073,632	(868,539,627)

1,050,168,155		1,706,722,048		3,816,516,115		5,579,417,359		3,227,427,373	4,095,967,000
$1,906,442,735		$1,050,168,155		$3,951,930,925		$3,816,516,115		$3,910,501,005	$3,227,427,373
$(3,824,073)		$(3,412,526)		$(550,605)		$(665,678)		$82,603	$492,659

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Investment Grade Credit Fund
	For the Fiscal Year Ended March 31, 2017	For the Fiscal Year Ended March 31, 2016
From operations:
Net investment income	$13,538,543	$15,699,589
Net realized gain (loss)	1,874,383	(6,776,383)
Net change in unrealized gain (loss)	(2,171,997)	(10,826,804)
Net increase (decrease) in net assets resulting from operations	13,240,929	(1,903,598)

Distributions to shareholders:
From net investment income
Class A Shares	(885,653)	(913,402)
Class C Shares	—	—
Institutional Shares	(4,691,089)	(5,800,974)
Service Shares	—	—
Class IR Shares	(58,731)	(37,842)
Separate Account Institutional Shares	(7,943,476)	(8,951,245)
Class R6 Shares(a)	(359)	(239)
From net realized gains
Class A Shares	—	(108,705)
Institutional Shares	—	(616,284)
Class IR Shares	—	(4,123)
Separate Account Institutional Shares	—	(940,974)
Class R6 Shares(a)	—	(39)
Return of capital
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Separate Account Institutional Shares	—	—
Class R6 Shares(a)	—	—
Total distributions to shareholders	(13,579,308)	(17,373,827)

From share transactions:
Proceeds from sales of shares	97,497,438	88,484,324
Reinvestment of distributions	12,582,273	16,024,991
Cost of shares redeemed	(106,006,267)	(127,738,485)
Net increase (decrease) in net assets resulting from share transactions	4,073,444	(23,229,170)
TOTAL INCREASE (DECREASE)	3,735,065	(42,506,595)

Net assets:
Beginning of year	425,042,198	467,548,793
End of year	$428,777,263	$425,042,198
Undistributed (distributions in excess of) net investment income	$891,662	$822,970

(a)	Commenced operations on July 31, 2015.
(b)	Net of $33,657 and $86,868 of redemption fees for Local Emerging Markets Debt Fund for the fiscal years ended March 31, 2017 and 2016, respectively.

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Local Emerging Markets Debt Fund				U.S. Mortgages Fund
For the Fiscal Year Ended March 31, 2017		For the Fiscal Year Ended March 31, 2016		For the Fiscal Year Ended March 31, 2017	For the Fiscal Year Ended March 31, 2016

$25,729,792		$56,861,580		$4,909,412	$5,465,020
(126,344,062)		(298,066,246)		(1,459,621)	3,425,543
121,796,602		139,153,471		(2,240,654)	(2,031,407)
21,182,332		(102,051,195)		1,209,137	6,859,156

—		—		(1,115,141)	(826,845)
—		—		—	—
—		—		(1,594,439)	(1,436,745)
—		—		—	—
—		—		(667,660)	(93,312)
—		—		(5,623,517)	(5,637,774)
—		—		(6,500)	(185)

—		—		—	—
—		—		—	—
—		—		—	—
—		—		—	—
—		—		—	—

(5,885,487)		(8,890,665)		—	(1,864)
(303,807)		(348,300)		—	—
(21,519,212)		(47,959,673)		—	(3,238)
—		—		—	—
(667,879)		(318,438)		—	(210)
—		—		—	(12,706)
—		—		—	(1)
(28,376,385)		(57,517,076)		(9,007,257)	(8,012,880)

177,347,686		473,316,076		271,623,976	99,492,523
28,088,048		55,907,709		8,031,798	6,935,047
(403,185,901	)(b)	(1,197,487,224	)(b)	(112,659,420)	(65,888,854)
(197,750,167)		(668,263,439)		166,996,354	40,538,716
(204,944,220)		(827,831,710)		159,198,234	39,384,992

560,141,835		1,387,973,545		314,343,432	274,958,440
$355,197,615		$560,141,835		$473,541,666	$314,343,432
$(57,952,172)		$(146,619,385)		$(57,890)	$(66,732)

The accompanying notes are an integral part of these financial statements.	139

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	$8.24	$0.40	$0.23	$0.63	$(0.22)	$(0.10)	$(0.07)	$(0.39)
2017 - C	8.26	0.32	0.24	0.56	(0.18)	(0.08)	(0.06)	(0.32)
2017 - Institutional	8.27	0.43	0.21	0.64	(0.23)	(0.11)	(0.08)	(0.42)
2017 - IR	8.25	0.40	0.24	0.64	(0.24)	(0.10)	(0.07)	(0.41)
2017 - R	8.26	0.37	0.24	0.61	(0.20)	(0.10)	(0.07)	(0.37)
2016 - A	8.59	0.36	(0.36)	—	(0.01)	—	(0.34)	(0.35)
2016 - C	8.61	0.30	(0.36)	(0.06)	(0.01)	—	(0.28)	(0.29)
2016 - Institutional	8.62	0.40	(0.37)	0.03	(0.01)	—	(0.37)	(0.38)
2016 - IR	8.60	0.39	(0.37)	0.02	(0.01)	—	(0.36)	(0.37)
2016 - R	8.62	0.34	(0.37)	(0.03)	(0.01)	—	(0.32)	(0.33)
2015 - A	9.45	0.37	(0.86)	(0.49)	(0.34)	—	(0.03)	(0.37)
2015 - C	9.46	0.32	(0.87)	(0.55)	(0.27)	—	(0.03)	(0.30)
2015 - Institutional	9.46	0.42	(0.86)	(0.44)	(0.37)	—	(0.03)	(0.40)
2015 - IR	9.44	0.41	(0.86)	(0.45)	(0.36)	—	(0.03)	(0.39)
2015 - R	9.46	0.36	(0.85)	(0.49)	(0.32)	—	(0.03)	(0.35)

FOR THE PERIOD ENDED MARCH 31,
2014 - A (commenced May 31, 2013)	10.00	0.31	(0.52)	(0.21)	(0.23)	—	(0.11)	(0.34)
2014 - C (commenced May 31, 2013)	10.00	0.25	(0.51)	(0.26)	(0.17)	—	(0.11)	(0.28)
2014 - Institutional (commenced May 31, 2013)	10.00	0.32	(0.50)	(0.18)	(0.25)	—	(0.11)	(0.36)
2014 - IR (commenced May 31, 2013)	10.00	0.31	(0.52)	(0.21)	(0.24)	—	(0.11)	(0.35)
2014 - R (commenced May 31, 2013)	10.00	0.27	(0.49)	(0.22)	(0.21)	—	(0.11)	(0.32)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

140	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$8.48	7.76%	$286	1.23%		2.47%		4.78%		142%
8.50	6.95	151	1.98		3.45		3.85		142
8.49	8.00	21,411	0.90		2.06		5.10		142
8.48	8.04	180	0.98		2.35		4.81		142
8.50	7.50	25	1.48		2.72		4.47		142
8.24	0.15	512	1.23		2.98		4.40		98
8.26	(0.70)	40	1.99		3.79		3.65		98
8.27	0.39	38,990	0.89		2.45		4.89		98
8.25	0.29	31	0.98		2.63		4.75		98
8.26	(0.20)	23	1.48		3.18		4.20		98
8.59	(5.43)	665	1.24		3.45		4.13		179
8.61	(5.91)	62	1.99		3.66		3.37		179
8.62	(4.87)	15,571	0.90		2.57		4.47		179
8.60	(4.98)	23	1.00		2.77		4.37		179
8.62	(5.44)	23	1.49		3.27		3.87		179

9.45	(2.03)	99	1.27	(d)	3.67	(d)	3.97	(d)	140
9.46	(2.52)	59	2.01	(d)	5.31	(d)	3.27	(d)	140
9.46	(1.67)	24,119	0.93	(d)	4.21	(d)	4.17	(d)	140
9.44	(1.98)	24	1.03	(d)	4.19	(d)	4.00	(d)	140
9.46	(2.14)	24	1.52	(d)	5.22	(d)	3.50	(d)	140

The accompanying notes are an integral part of these financial statements.	141

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	$12.25	$0.60	$0.46	$1.06	$(0.58)	$—	$—	$(0.58)
2017 - C	12.24	0.50	0.47	0.97	(0.49)	—	—	(0.49)
2017 - Institutional	12.26	0.63	0.47	1.10	(0.62)	—	—	(0.62)
2017 - IR	12.26	0.61	0.48	1.09	(0.61)	—	—	(0.61)
2017 - R6	12.26	0.60	0.51	1.11	(0.63)	—	—	(0.63)
2016 - A	12.33	0.61	(0.09)	0.52	(0.60)	—	—	(0.60)
2016 - C	12.33	0.51	(0.09)	0.42	(0.51)	—	—	(0.51)
2016 - Institutional	12.35	0.64	(0.08)	0.56	(0.65)	—	—	(0.65)
2016 - IR	12.35	0.64	(0.09)	0.55	(0.64)	—	—	(0.64)
2016 - R6 (Commenced July 31, 2015)	12.18	0.46	0.06	0.52	(0.44)	—	—	(0.44)
2015 - A	12.40	0.52	(0.07)	0.45	(0.52)	—	—	(0.52)
2015 - C	12.39	0.43	(0.07)	0.36	(0.42)	—	—	(0.42)
2015 - Institutional	12.41	0.57	(0.07)	0.50	(0.56)	—	—	(0.56)
2015 - IR	12.41	0.56	(0.07)	0.49	(0.55)	—	—	(0.55)
2014 - A	13.28	0.55	(0.70)	(0.15)	(0.50)	(0.20)	(0.03)	(0.73)
2014 - C	13.27	0.46	(0.70)	(0.24)	(0.41)	(0.20)	(0.03)	(0.64)
2014 - Institutional	13.29	0.59	(0.69)	(0.10)	(0.55)	(0.20)	(0.03)	(0.78)
2014 - IR	13.29	0.58	(0.69)	(0.11)	(0.54)	(0.20)	(0.03)	(0.77)
2013 - A	12.95	0.61	0.76	1.37	(0.65)	(0.39)	—	(1.04)
2013 - C	12.94	0.50	0.77	1.27	(0.55)	(0.39)	—	(0.94)
2013 - Institutional	12.96	0.65	0.77	1.42	(0.70)	(0.39)	—	(1.09)
2013 - IR	12.96	0.64	0.77	1.41	(0.69)	(0.39)	—	(1.08)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

142	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$12.73	8.79%	$103,548	1.23%		1.24%		4.73%		89%
12.72	7.98	32,597	1.98		1.99		3.94		89
12.74	9.15	1,656,148	0.89		0.90		4.95		89
12.74	9.05	85,556	0.98		0.99		4.79		89
12.74	9.17	28,593	0.87		0.88		4.76		89
12.25	4.43	109,830	1.23		1.27		5.02		99
12.24	3.57	27,645	1.98		2.02		4.26		99
12.26	4.70	895,309	0.89		0.93		5.30		99
12.26	4.60	16,927	0.98		1.02		5.26		99
12.26	4.41	458	0.87	(d)	0.92	(d)	5.84	(d)	99
12.33	3.60	94,832	1.24		1.25		4.17		113
12.33	2.92	30,935	1.99		2.00		3.42		113
12.35	4.04	1,566,532	0.90		0.91		4.52		113
12.35	3.94	14,423	0.99		1.00		4.41		113
12.40	(0.88)	100,723	1.25		1.26		4.38		121
12.39	(1.63)	32,020	2.00		2.01		3.65		121
12.41	(0.54)	1,296,153	0.91		0.92		4.76		121
12.41	(0.63)	16,552	1.00		1.01		4.65		121
13.28	10.64	211,379	1.23		1.26		4.48		97
13.27	9.82	49,527	1.98		2.01		3.73		97
13.29	11.04	1,329,643	0.89		0.92		4.83		97
13.29	10.91	23,970	0.97		1.01		4.69		97

The accompanying notes are an integral part of these financial statements.	143

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	$6.02	$0.34	$0.55	$0.89	$(0.34)	$—	$—	$(0.34)
2017 - C	6.03	0.29	0.54	0.83	(0.29)	—	—	(0.29)
2017 - Institutional	6.04	0.36	0.54	0.90	(0.36)	—	—	(0.36)
2017 - Service	6.02	0.33	0.54	0.87	(0.33)	—	—	(0.33)
2017 - IR	6.03	0.36	0.55	0.91	(0.36)	—	—	(0.36)
2017 - R	6.02	0.32	0.54	0.86	(0.32)	—	—	(0.32)
2017 - R6	6.05	0.36	0.54	0.90	(0.36)	—	—	(0.36)
2016 - A	6.80	0.35	(0.77)	(0.42)	(0.34)	—	(0.02)	(0.36)
2016 - C	6.81	0.30	(0.77)	(0.47)	(0.30)	—	(0.01)	(0.31)
2016 - Institutional	6.82	0.38	(0.78)	(0.40)	(0.36)	—	(0.02)	(0.38)
2016 - Service	6.79	0.34	(0.76)	(0.42)	(0.33)	—	(0.02)	(0.35)
2016 - IR	6.81	0.37	(0.78)	(0.41)	(0.35)	—	(0.02)	(0.37)
2016 - R	6.80	0.34	(0.78)	(0.44)	(0.33)	—	(0.01)	(0.34)
2016 - R6 (Commenced July 31, 2015)	6.65	0.24	(0.59)	(0.35)	(0.24)	—	(0.01)	(0.25)
2015 - A	7.23	0.37	(0.28)	0.09	(0.38)	(0.14)	— (e)	(0.52)
2015 - C	7.24	0.32	(0.29)	0.03	(0.32)	(0.14)	— (e)	(0.46)
2015 - Institutional	7.25	0.40	(0.29)	0.11	(0.40)	(0.14)	— (e)	(0.54)
2015 - Service	7.23	0.36	(0.30)	0.06	(0.36)	(0.14)	— (e)	(0.50)
2015 - IR	7.25	0.39	(0.30)	0.09	(0.39)	(0.14)	— (e)	(0.53)
2015 - R	7.23	0.35	(0.28)	0.07	(0.36)	(0.14)	— (e)	(0.50)
2014 - A	7.40	0.43	0.09	0.52	(0.43)	(0.26)	—	(0.69)
2014 - C	7.41	0.38	0.08	0.46	(0.37)	(0.26)	—	(0.63)
2014 - Institutional	7.42	0.46	0.08	0.54	(0.45)	(0.26)	—	(0.71)
2014 - Service	7.40	0.42	0.09	0.51	(0.42)	(0.26)	—	(0.68)
2014 - IR	7.41	0.45	0.10	0.55	(0.45)	(0.26)	—	(0.71)
2014 - R	7.40	0.41	0.09	0.50	(0.41)	(0.26)	—	(0.67)
2013 - A	7.12	0.45	0.42	0.87	(0.46)	(0.13)	—	(0.59)
2013 - C	7.13	0.40	0.42	0.82	(0.41)	(0.13)	—	(0.54)
2013 - Institutional	7.14	0.48	0.42	0.90	(0.49)	(0.13)	—	(0.62)
2013 - Service	7.11	0.44	0.43	0.87	(0.45)	(0.13)	—	(0.58)
2013 - IR	7.13	0.47	0.42	0.89	(0.48)	(0.13)	—	(0.61)
2013 - R	7.12	0.44	0.41	0.85	(0.44)	(0.13)	—	(0.57)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

144	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$6.57	15.06%	$232,572	1.07%		1.07%		5.34%		93%
6.57	14.02	46,396	1.82		1.82		4.59		93
6.58	15.24	3,410,302	0.73		0.73		5.67		93
6.56	14.70	12,089	1.23		1.23		5.17		93
6.58	15.33	33,482	0.82		0.82		5.64		93
6.56	14.60	14,817	1.32		1.32		5.08		93
6.59	15.25	202,273	0.71		0.71		5.69		93
6.02	(6.33)	340,534	1.05		1.06		5.49		46
6.03	(7.01)	51,973	1.80		1.81		4.76		46
6.04	(5.98)	3,221,934	0.71		0.72		5.84		46
6.02	(6.35)	14,710	1.21		1.22		5.35		46
6.03	(6.08)	9,302	0.80		0.81		5.76		46
6.02	(6.57)	15,296	1.30		1.31		5.26		46
6.05	(5.29)	162,768	0.70	(d)	0.71	(d)	6.02	(d)	46
6.80	1.21	483,328	1.06		1.06		5.30		55
6.81	0.46	71,577	1.81		1.81		4.54		55
6.82	1.56	4,975,618	0.72		0.72		5.62		55
6.79	0.90	17,506	1.22		1.22		5.12		55
6.81	1.32	13,971	0.81		0.81		5.54		55
6.80	0.95	17,417	1.31		1.31		5.03		55
7.23	7.41	549,354	1.05		1.05		5.95		48
7.24	6.61	88,607	1.81		1.81		5.21		48
7.25	7.77	4,436,484	0.72		0.72		6.30		48
7.23	7.24	17,066	1.22		1.22		5.79		48
7.25	7.68	15,142	0.81		0.81		6.22		48
7.23	7.14	18,075	1.31		1.31		5.70		48
7.40	12.67	576,060	1.05		1.05		6.27		68
7.41	11.83	106,063	1.80		1.80		5.52		68
7.42	13.03	5,167,948	0.71		0.71		6.61		68
7.40	12.65	17,512	1.21		1.21		6.11		68
7.41	13.09	19,711	0.80		0.80		6.55		68
7.40	12.39	18,565	1.30		1.30		6.01		68

The accompanying notes are an integral part of these financial statements.	145

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From capital	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	$9.46	$0.37	$0.26	$0.63	$(0.36)	$—		$(0.01)	$(0.37)
2017 - C	9.46	0.30	0.26	0.56	(0.29)	—		(0.01)	(0.30)
2017 - Institutional	9.47	0.40	0.27	0.67	(0.40)	—		(0.01)	(0.41)
2017 - IR	9.48	0.39	0.26	0.65	(0.39)	—		(0.01)	(0.40)
2017 - R	9.46	0.35	0.27	0.62	(0.34)	—		(0.01)	(0.35)
2016 - A	9.92	0.37	(0.46)	(0.09)	(0.37)	—		—	(0.37)
2016 - C	9.92	0.30	(0.46)	(0.16)	(0.30)	—		—	(0.30)
2016 - Institutional	9.93	0.40	(0.46)	(0.06)	(0.40)	—		—	(0.40)
2016 - IR	9.94	0.39	(0.45)	(0.06)	(0.40)	—		—	(0.40)
2016 - R	9.92	0.35	(0.46)	(0.11)	(0.35)	—		—	(0.35)
2015 - A	10.07	0.34	(0.14)	0.20	(0.35)	—	(d)	—	(0.35)
2015 - C	10.08	0.27	(0.15)	0.12	(0.28)	—	(d)	—	(0.28)
2015 - Institutional	10.09	0.38	(0.16)	0.22	(0.38)	—	(d)	—	(0.38)
2015 - IR	10.09	0.37	(0.14)	0.23	(0.38)	—	(d)	—	(0.38)
2015 - R	10.08	0.32	(0.15)	0.17	(0.33)	—	(d)	—	(0.33)
2014 - A	10.11	0.33	(0.02)	0.31	(0.33)	(0.02)		—	(0.35)
2014 - C	10.12	0.26	(0.03)	0.23	(0.25)	(0.02)		—	(0.27)
2014 - Institutional	10.13	0.37	(0.03)	0.34	(0.36)	(0.02)		—	(0.38)
2014 - IR	10.13	0.36	(0.03)	0.33	(0.35)	(0.02)		—	(0.37)
2014 - R	10.12	0.31	(0.03)	0.28	(0.30)	(0.02)		—	(0.32)
2013 - A	9.91	0.37	0.20	0.57	(0.36)	—		(0.01)	(0.37)
2013 - C	9.90	0.29	0.23	0.52	(0.29)	—		(0.01)	(0.30)
2013 - Institutional	9.91	0.40	0.23	0.63	(0.40)	—		(0.01)	(0.41)
2013 - IR	9.91	0.40	0.22	0.62	(0.39)	—		(0.01)	(0.40)
2013 - R	9.91	0.35	0.21	0.56	(0.34)	—		(0.01)	(0.35)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.

146	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(c)

$9.72	6.87%	$7,030	0.95%	0.96%	3.83%	55%
9.72	6.07	2,610	1.70	1.71	3.06	55
9.73	7.12	3,896,724	0.61	0.62	4.16	55
9.73	7.02	4,125	0.70	0.71	4.00	55
9.73	6.61	12	1.19	1.20	3.59	55
9.46	(0.89)	6,668	0.95	0.96	3.80	42
9.46	(1.63)	1,760	1.70	1.72	3.09	42
9.47	(0.55)	3,217,752	0.61	0.63	4.17	42
9.48	(0.64)	1,237	0.70	0.72	4.10	42
9.46	(1.13)	11	1.19	1.20	3.60	42
9.92	2.01	6,193	0.94	0.95	3.38	55
9.92	1.15	1,936	1.69	1.70	2.71	55
9.93	2.26	4,087,016	0.60	0.61	3.81	55
9.94	2.27	811	0.70	0.71	3.72	55
9.92	1.67	11	1.16	1.17	3.23	55
10.07	3.09	24,741	0.96	0.97	3.28	44
10.08	2.33	2,465	1.72	1.73	2.58	44
10.09	3.45	4,171,873	0.63	0.63	3.65	44
10.09	3.36	1,631	0.72	0.73	3.59	44
10.08	2.83	11	1.21	1.22	3.08	44
10.11	5.89	8,367	1.04	1.04	3.69	72
10.12	5.31	1,648	1.79	1.79	2.93	72
10.13	6.47	1,710,411	0.70	0.70	3.99	72
10.13	6.36	4,116	0.80	0.80	4.00	72
10.12	5.73	11	1.28	1.29	3.47	72

The accompanying notes are an integral part of these financial statements.	147

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	$9.08	$0.27	$(0.02)	$0.25	$(0.27)	$—	$(0.27)
2017 - Institutional	9.08	0.30	(0.02)	0.28	(0.30)	—	(0.30)
2017 - Separate Account Institutional	9.09	0.30	(0.02)	0.28	(0.30)	—	(0.30)
2017 - IR	9.09	0.29	(0.02)	0.27	(0.29)	—	(0.29)
2017 - R6	9.08	0.30	(0.01)	0.29	(0.30)	—	(0.30)
2016 - A	9.47	0.30	(0.36)	(0.06)	(0.29)	(0.04)	(0.33)
2016 - Institutional	9.48	0.33	(0.37)	(0.04)	(0.32)	(0.04)	(0.36)
2016 - Separate Account Institutional	9.48	0.33	(0.36)	(0.03)	(0.32)	(0.04)	(0.36)
2016 - IR	9.48	0.32	(0.35)	(0.03)	(0.32)	(0.04)	(0.36)
2016 - R6 (Commenced July 31, 2015)	9.13	0.22	(0.02)	0.20	(0.21)	(0.04)	(0.25)
2015 - A	9.39	0.29	0.26	0.55	(0.29)	(0.18)	(0.47)
2015 - Institutional	9.39	0.32	0.27	0.59	(0.32)	(0.18)	(0.50)
2015 - Separate Account Institutional	9.39	0.32	0.27	0.59	(0.32)	(0.18)	(0.50)
2015 - IR	9.39	0.31	0.27	0.58	(0.31)	(0.18)	(0.49)
2014 - A	9.71	0.30	(0.18)	0.12	(0.30)	(0.14)	(0.44)
2014 - Institutional	9.71	0.34	(0.18)	0.16	(0.34)	(0.14)	(0.48)
2014 - Separate Account Institutional	9.71	0.33	(0.17)	0.16	(0.34)	(0.14)	(0.48)
2014 - IR	9.71	0.32	(0.17)	0.15	(0.33)	(0.14)	(0.47)
2013 - A	9.53	0.31	0.51	0.82	(0.31)	(0.33)	(0.64)
2013 - Institutional	9.53	0.34	0.52	0.86	(0.35)	(0.33)	(0.68)
2013 - Separate Account Institutional	9.53	0.34	0.52	0.86	(0.35)	(0.33)	(0.68)
2013 - IR	9.53	0.34	0.51	0.85	(0.34)	(0.33)	(0.67)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

148	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.06	2.75%	$32,514	0.72%		0.87%		2.93%		63%
9.06	3.10	142,218	0.38		0.53		3.28		63
9.07	3.10	249,971	0.38		0.53		3.28		63
9.07	3.01	4,062	0.47		0.61		3.18		63
9.07	3.23	12	0.38		0.51		3.28		63
9.08	(0.53)	28,037	0.72		0.86		3.28		79
9.08	(0.29)	156,202	0.38		0.52		3.62		79
9.09	(0.18)	239,713	0.38		0.52		3.62		79
9.09	(0.27)	1,080	0.47		0.61		3.53		79
9.08	2.28	10	0.38	(d)	0.53	(d)	3.61	(d)	79
9.47	5.94	29,522	0.72		0.86		3.07		84
9.48	6.41	177,283	0.38		0.52		3.41		84
9.48	6.41	259,668	0.38		0.52		3.40		84
9.48	6.32	1,075	0.47		0.61		3.31		84
9.39	1.41	24,839	0.72		0.85		3.22		86
9.39	1.76	165,755	0.38		0.51		3.57		86
9.39	1.76	286,845	0.38		0.51		3.56		86
9.39	1.66	552	0.47		0.60		3.37		86
9.71	8.73	30,216	0.71		0.84		3.17		162
9.71	9.09	274,095	0.37		0.50		3.51		162
9.71	9.09	289,032	0.37		0.50		3.51		162
9.71	8.99	723	0.47		0.59		3.46		162

The accompanying notes are an integral part of these financial statements.	149

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	$6.36	$0.33	$0.04	$0.37	$—	$—	$(0.35)	$(0.35)
2017 - C	6.37	0.27	0.04	0.31	—	—	(0.30)	(0.30)
2017 - Institutional	6.36	0.34	0.04	0.38	—	—	(0.37)	(0.37)
2017 - IR	6.35	0.33	0.06	0.39	—	—	(0.37)	(0.37)
2016 - A	6.96	0.34	(0.60)	(0.26)	—	—	(0.34)	(0.34)
2016 - C	6.98	0.29	(0.61)	(0.32)	—	—	(0.29)	(0.29)
2016 - Institutional	6.97	0.37	(0.62)	(0.25)	—	—	(0.36)	(0.36)
2016 - IR	6.96	0.34	(0.59)	(0.25)	—	—	(0.36)	(0.36)
2015 - A	8.43	0.37	(1.41)	(1.04)	—	—	(0.43)	(0.43)
2015 - C	8.44	0.33	(1.42)	(1.09)	—	—	(0.37)	(0.37)
2015 - Institutional	8.43	0.41	(1.41)	(1.00)	—	—	(0.46)	(0.46)
2015 - IR	8.43	0.41	(1.43)	(1.02)	—	—	(0.45)	(0.45)
2014 - A	9.71	0.40	(1.27)	(0.87)	(0.03)	(0.13)	(0.25)	(0.41)
2014 - C	9.72	0.34	(1.28)	(0.94)	—	(0.13)	(0.21)	(0.34)
2014 - Institutional	9.71	0.43	(1.27)	(0.84)	(0.06)	(0.13)	(0.25)	(0.44)
2014 - IR	9.71	0.42	(1.27)	(0.85)	(0.05)	(0.13)	(0.25)	(0.43)
2013 - A	9.38	0.45	0.38	0.83	(0.46)	(0.04)	—	(0.50)
2013 - C	9.40	0.38	0.37	0.75	(0.39)	(0.04)	—	(0.43)
2013 - Institutional	9.38	0.48	0.38	0.86	(0.49)	(0.04)	—	(0.53)
2013 - IR	9.38	0.47	0.38	0.85	(0.48)	(0.04)	—	(0.52)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

150	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(c)

$6.38	6.21%	$11,295	1.24%	1.48%	5.17%	111%
6.38	5.08	6,202	1.98	2.21	4.27	111
6.37	6.20	332,212	0.91	1.12	5.35	111
6.37	6.30	5,489	0.98	1.21	5.28	111
6.36	(3.54)	140,623	1.25	1.40	5.31	100
6.37	(4.38)	6,574	2.00	2.15	4.58	100
6.36	(3.35)	403,203	0.91	1.06	5.67	100
6.35	(3.45)	9,741	0.99	1.14	5.55	100
6.96	(12.92)	140,301	1.25	1.36	4.76	145
6.98	(13.43)	9,734	2.01	2.14	4.04	145
6.97	(12.50)	1,234,553	0.92	1.05	5.11	145
6.96	(12.70)	3,386	1.01	1.14	5.06	145
8.43	(9.01)	96,925	1.25	1.36	4.55	146
8.44	(9.68)	17,641	2.01	2.12	3.80	146
8.43	(8.70)	1,797,975	0.92	1.02	4.88	146
8.43	(8.78)	7,518	1.01	1.11	4.73	146
9.71	9.07	190,480	1.26	1.38	4.78	115
9.72	8.14	32,071	2.00	2.13	3.98	115
9.71	9.46	3,252,343	0.91	1.04	5.05	115
9.71	9.34	20,878	1.00	1.12	4.91	115

The accompanying notes are an integral part of these financial statements.	151

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital		Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	$10.68	$0.12	$(0.11)	$0.01	$(0.24)	$—	$—		$(0.24)
2017 - Institutional	10.71	0.15	(0.11)	0.04	(0.28)	—	—		(0.28)
2017 - Separate Account Institutional	10.69	0.15	(0.11)	0.04	(0.28)	—	—		(0.28)
2017 - IR	10.71	0.13	(0.10)	0.03	(0.27)	—	—		(0.27)
2017 - R6	10.71	0.19	(0.14)	0.05	(0.28)	—	—		(0.28)
2016 - A	10.74	0.17	0.03	0.20	(0.26)	—	—	(d)	(0.26)
2016 - Institutional	10.77	0.20	0.04	0.24	(0.30)	—	—	(d)	(0.30)
2016 - Separate Account Institutional	10.75	0.20	0.04	0.24	(0.30)	—	—	(d)	(0.30)
2016 - IR	10.77	0.17	0.06	0.23	(0.29)	—	—	(d)	(0.29)
2016 - R6 (Commenced July 31, 2015)	10.67	0.13	0.11	0.24	(0.20)	—	—	(d)	(0.20)
2015 - A	10.45	0.17	0.35	0.52	(0.23)	—	—		(0.23)
2015 - Institutional	10.47	0.19	0.38	0.57	(0.27)	—	—		(0.27)
2015 - Separate Account Institutional	10.45	0.20	0.37	0.57	(0.27)	—	—		(0.27)
2015 - IR	10.48	0.18	0.37	0.55	(0.26)	—	—		(0.26)
2014 - A	10.60	0.13	(0.06)	0.07	(0.22)	—	—		(0.22)
2014 - Institutional	10.62	0.18	(0.08)	0.10	(0.25)	—	—		(0.25)
2014 - Separate Account Institutional	10.60	0.16	(0.06)	0.10	(0.25)	—	—		(0.25)
2014 - IR	10.63	0.20	(0.11)	0.09	(0.24)	—	—		(0.24)
2013 - A	10.58	0.12	0.31	0.43	(0.22)	(0.19)	—		(0.41)
2013 - Institutional	10.60	0.16	0.30	0.46	(0.25)	(0.19)	—		(0.44)
2013 - Separate Account Institutional	10.58	0.16	0.30	0.46	(0.25)	(0.19)	—		(0.44)
2013 - IR	10.60	0.17	0.31	0.48	(0.26)	(0.19)	—		(0.45)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

152	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.45	0.10%	$47,235	0.77%		0.93%		1.10%		863%
10.47	0.35	63,035	0.43		0.59		1.45		863
10.45	0.35	217,648	0.43		0.59		1.45		863
10.47	0.25	143,018	0.50		0.62		1.26		863
10.48	0.46	2,606	0.41		0.53		1.79		863
10.68	1.89	36,465	0.75		0.96		1.58		956
10.71	2.23	60,513	0.41		0.62		1.89		956
10.69	2.23	210,773	0.41		0.62		1.91		956
10.71	2.14	6,582	0.51		0.71		1.63		956
10.71	2.24	10	0.44	(e)	0.64	(e)	1.77	(e)	956
10.74	5.01	31,690	0.71		0.95		1.60		1,367
10.77	5.46	45,891	0.37		0.62		1.82		1,367
10.75	5.46	195,609	0.37		0.63		1.86		1,367
10.77	5.26	1,768	0.46		0.71		1.68		1,367
10.45	0.64	3,850	0.72		0.96		1.22		1,399
10.47	0.99	11,692	0.38		0.63		1.71		1,399
10.45	0.98	211,306	0.38		0.62		1.58		1,399
10.48	0.88	16	0.49		0.73		1.91		1,399
10.60	4.07	4,488	0.71		0.91		1.13		1,617
10.62	4.42	13,664	0.37		0.56		1.47		1,617
10.60	4.42	295,322	0.37		0.56		1.49		1,617
10.63	4.61	1	0.30		0.49		1.57		1,617

The accompanying notes are an integral part of these financial statements.	153

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements

March 31, 2017

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Dynamic Emerging Markets Debt	A, C, Institutional, IR and R	Non-diversified
Emerging Markets Debt	A, C, Institutional, IR and R6	Non-diversified
High Yield	A, C, Institutional, Service, IR, R and R6	Diversified
High Yield Floating Rate	A, C, Institutional, IR and R	Diversified
Local Emerging Markets Debt	A, C, Institutional and IR	Non-diversified
Investment Grade Credit, U.S. Mortgages	A, Institutional, IR, Separate Account Institutional and R6	Diversified

Class A Shares of the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds are sold with a front-end sales charge of up to 4.50%, 4.50%, 4.50%, 2.25%, 3.75%, 4.50% and 3.75%, respectively. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Separate Account Institutional, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

154

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D. Redemption Fees — A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 60 calendar days or less with respect to the High Yield Fund and 30 calendar days or less with respect to the Dynamic Emerging Markets Debt, Emerging Markets Debt and Local Emerging Markets Debt Funds. For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of a Fund on a pro-rata basis.

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F. Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

155

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Private Investments — Private investments may include, but are not limited to, investments in private equity or debt instruments. The investment manager estimates the fair value of private investments based upon various factors, including, but not limited to, transactions in similar instruments, completed or pending third-party transactions in underlying investments or comparable entities, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure, offerings in equity or debt capital markets, and changes in current and projected financial ratios or cash flows.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued using available market quotations as provided by a third party pricing vendor or broker. Prior to October 11, 2016, such securities were valued at

156

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

amortized cost. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

The High Yield and High Yield Floating Rate Funds may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded loan commitments represent the remaining obligation of a Fund to the borrower. A Fund is obligated to fund these commitments at the borrower’s discretion. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a Loan. All Loans and unfunded loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Loans, including unfunded loan commitments, are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

ii. Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

iii. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iv. Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

v. Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss.

157

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

vi. Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

vii. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

158

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A cross currency swap is an agreement which a Fund may enter into to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon

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Notes to Financial Statements (continued)

March 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

notional amount. Cross currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a cross currency swap is subject to risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transactions.

A total return swap is an agreement that gives the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — Short-term investments having a maturity of 60 days or less are valued using available market quotations as provided by a third party pricing vendor or broker. Prior to October 11, 2016, such securities were valued at amortized cost. These investments are classified as Level 2 of the fair value hierarchy.

Secured Borrowings — Secured borrowings are valued at their contractual amounts, which approximate fair value, and are generally classified as Level 2 of the fair value hierarchy.

ii. Reverse Repurchase Agreements — Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase the securities at a mutually agreed upon date and price (including interest), under the terms of a Master Repurchase Agreement. The gross value of reverse repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

When a Fund enters into a reverse repurchase agreement, it is required to deliver securities as collateral to the counterparty that exceed the value of the reverse repurchase agreement. During the term of a reverse repurchase agreement, the value of the underlying securities pledged as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the reverse repurchase agreement, including accrued interest. If the value of those securities pledged as collateral, including accrued interest, becomes less than the value of the reverse repurchase agreement, including accrued interest, a Fund will be obligated to deliver additional collateral to the buyer.

If the buyer defaults on its commitment to sell back the securities, a Fund could suffer a loss to the extent that the amount borrowed is less than the replacement cost of similar securities and the Fund’s costs associated with delay and enforcement of the reverse repurchase agreement. In addition, in the event of default or insolvency of the buyer, a court could determine that the Fund’s interest in the amount borrowed is not enforceable, resulting in additional losses to a Fund.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2017:

DYNAMIC EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Sovereign Debt Obligations	$—	$11,568,158	$—
Corporate Obligations	—	6,297,955	—
Structured Notes	—	1,099,862	—
Municipal Debt Obligations	—	242,921	—
Investment Company	627,342	—	—
Total	$627,342	$19,208,896	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$364,801	$—
Futures Contracts	2,225	—	—
Interest Rate Swap Contracts	—	94,046	—
Credit Default Swap Contracts	—	10,513	—
Total	$2,225	$469,360	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(281,247)	$—
Futures Contracts	(373)	—	—
Interest Rate Swap Contracts	—	(31,509)	—
Credit Default Swap Contracts	—	(118,220)	—
Total	$(373)	$(430,976)	$—

EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Sovereign Debt Obligations	$—	$1,251,705,620	$—
Foreign Debt Obligation	—	550,171	—
Corporate Obligations	—	443,820,486	—
Structured Notes	—	16,135,054	—
Municipal Debt Obligations	—	17,386,229	—
U.S. Treasury Obligations	55,151,023	—	—
Investment Company	7,523,665	—	—
Total	$62,674,688	$1,729,597,560	$—
Liabilities
Reverse Repurchase Agreements	$—	$(3,486,960)	$—

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Notes to Financial Statements (continued)

March 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

EMERGING MARKETS DEBT (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$12,209,536	$—
Futures Contracts	494,365	—	—
Interest Rate Swap Contracts	—	2,472,862	—
Credit Default Swap Contracts	—	545,033	—
Total	$494,365	$15,227,431	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(12,021,090)	$—
Futures Contracts	(403,343)	—	—
Interest Rate Swap Contracts	—	(933,060)	—
Credit Default Swap Contracts	—	(6,406,675)	—
Total	$(403,343)	$19,360,825	$—

HIGH YIELD

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$3,572,927,888	$—
Bank Loans	—	61,686,104	24,585,007
Common Stock and/or Other Equity Investments(b)
North America	50,447,863	23,549,338	—
Exchange Traded Fund	25,007,500	—	—
Investment Company	70,091,823	—	—
Total	$145,547,186	$3,658,163,330	$24,585,007

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Futures Contracts	$262,615	$—	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(217,003)	$—
Futures Contracts	(408,574)	—	—
Credit Default Swap Contracts	—	(831,509)	—
Total	$(408,574)	$(1,048,512)	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH YIELD FLOATING RATE

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Bank Loans	$—	$2,858,081,582	$120,508,791
Corporate Obligations	—	505,168,119	—
Asset-Backed Securities	—	34,002,634	—
Common Stock and/or Other Equity Investments(b)
North America	—	14,408,542	—
Exchange Traded Fund	17,514,953	—	—
Investment Company	534,169,308	—	—
Total	$551,684,261	$3,411,660,877	$120,508,791

Derivative Type
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(86,964)	$—
Futures Contracts	(65,103)	—	—
Interest Rate Swap Contracts	—	(490,582)	—
Total Return Swap Contracts	—	(515,928)	—
Total	$(65,103)	$(1,093,474)	$—

The following is a reconciliation of Level 3 investments for the fiscal year ended March 31, 2017:

	Bank Loans	Common Stocks
Beginning Balance as of April 1, 2016(c)	$123,571,081	$5,710,009
Realized gain (loss)	(7,862,349)	—
Net change in unrealized gain (loss) relating to instruments still held at reporting date	10,879,352	(5,710,009)
Purchases	48,804,394	—
Sales	(35,515,860)	—
Amortization	914,918	—
Transfers into Level 3	43,169,356	—
Transfers out of Level 3	(63,452,101)	—
Ending Balance as of March 31, 2017	$120,508,791	$—

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Notes to Financial Statements (continued)

March 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Transfers of the above investments into or out of Level 3 can be attributed to changes in the availability of valid pricing sources or in the observability of significant inputs used to measure the fair value of those investments.

INVESTMENT GRADE CREDIT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$391,627,879	$—
Foreign Debt Obligations	—	9,087,714	—
Municipal Debt Obligations	—	13,621,021	—
U.S. Treasury Obligations	6,702,491	—	—
Investment Company	6,187,441	—	—
Total	$12,889,932	$414,336,614	$—

Derivative Type
Assets(a)
Futures Contracts	$113,127	$—	$—
Interest Rate Swap Contracts	—	36,511	—
Credit Default Swap Contracts	—	17,220	—
Total	$113,127	$53,731	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(6,866)	$—
Futures Contracts	(126,543)	—	—
Interest Rate Swap Contracts	—	(47,039)	—
Total	$(126,543)	$(53,905)	$—

LOCAL EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Sovereign Debt Obligations	$—	$260,696,207	$—
Corporate Obligations	—	9,913,711	—
Structured Notes	—	38,999,188	—
Municipal Debt Obligations	—	2,491,168	—
U.S. Treasury Obligations	556,790	—	—
Investment Company	6,602,954	—	—
Total	$7,159,744	$312,100,274	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

LOCAL EMERGING MARKETS DEBT (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$7,704,800	$—
Futures Contracts	95,532	—	—
Interest Rate Swap Contracts	—	2,553,835	—
Total	$95,532	$10,258,635	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(6,346,872)	$—
Futures Contracts	(80,944)	—	—
Interest Rate Swap Contracts	—	(5,006,521)	—
Credit Default Swap Contracts	—	(1,846,510)	—
Cross Currency Swap Contracts	—	(7,564,002)	—
Total	$(80,944)	$(20,763,905)	$—

U.S. MORTGAGES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$488,070,117	$306,240
Asset-Backed Securities	—	59,799,955	—
U.S. Treasury Obligations	4,131,749	—	—
Investment Company	72,983,478	—	—
Total	$77,115,227	$547,870,072	$306,240
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(57,476,404)	$—

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Futures Contracts	$119,855	$—	$—
Interest Rate Swap Contracts	—	20,051	—
Total	$119,855	$20,051	$—
Liabilities(a)
Futures Contracts	$(232,650)	$—	$—
Interest Rate Swap Contracts	—	(20,230)	—
Credit Default Swap Contracts	—	(5,810)	—
Total	$(232,650)	$(26,040)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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Notes to Financial Statements (continued)

March 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

(b)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile noted in table. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(c)	The amount previously reported has been adjusted to include certain Level 3 assets.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of March 31, 2017. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Dynamic Emerging Markets Debt
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$96,271	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(31,882)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	10,513		Payable for unrealized loss on swap contracts	(118,220)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	364,801		Payable for unrealized loss on forward foreign currency exchange contracts	(281,247)
Total		$471,585			$(431,349)

Emerging Markets Debt
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$2,967,227	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(1,336,403)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	545,033		Payable for unrealized loss on swap contracts	(6,406,675)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	12,209,536		Payable for unrealized loss on forward foreign currency exchange contracts	(12,021,090)
Total		$15,721,796			$(19,764,168)

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4. INVESTMENTS IN DERIVATIVES (continued)

High Yield
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$262,615	(a)	Variation margin on certain derivative contracts	$(408,574)	(a)
Credit	—	—		Payable for unrealized loss on swap contracts	(831,509)
Currency	—	—		Payable for unrealized loss on forward foreign currency exchange contracts	(217,003)
Total		$262,615			$(1,457,086)

High Yield Floating Rate
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	—	$—		Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(555,685)	(a)
Currency	—	—		Payable for unrealized loss on forward foreign currency exchange contracts	(86,964)
Equity	—	—		Payable for unrealized loss on swap contracts	(515,928)	(b)
Total		$—			$(1,158,577)

Investment Grade Credit
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$149,638	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(173,582)	(a)
Credit	Receivable for unrealized gain on swap contracts	17,220		—	—
Currency	—	—		Payable for unrealized loss on forward foreign currency exchange contracts	(6,866)
Total		$166,858			$(180,448)

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Notes to Financial Statements (continued)

March 31, 2017

4. INVESTMENTS IN DERIVATIVES (continued)

Local Emerging Markets Debt
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$2,649,367	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(5,087,465)	(a)(b)
Credit	—	—		Payable for unrealized loss on swap contracts	(1,846,510)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	7,704,800		Payable for unrealized loss on swap contracts; Payable for unrealized loss on forward foreign currency exchange contracts	(13,910,874)
Total		$10,354,167			$(20,844,849)

U.S. Mortgages
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$139,906	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(252,880)	(a)(b)
Credit	—	—		Payable for unrealized loss on swap contracts	(5,810)
Total		$139,906			$(258,690)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $147,864, $6,750,457, $515,928, $14,059,196, and $5,810 for the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield Floating Rate, Local Emerging Markets Debt and U.S. Mortgages Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

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4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Dynamic Emerging Markets Debt
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts, swap contracts and non-deliverable bond forward sales contracts/Net change in unrealized gain (loss) on futures contracts, swap contracts and non-deliverable bond forward sales contracts	$(146,627)	$57,055	70
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(16,831)	(115,497)	74
Currency	Net realized gain (loss) forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(246,796)	(58,537)	302
Total		$(410,254)	$(116,979)	446

Emerging Markets Debt
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(13,563,628)	$2,743,025	1,895
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(1,217,468)	(6,088,164)	86
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	3,454,838	678,457	263
Total		$(11,326,258)	$(2,666,682)	2,244

High Yield
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$710,395	$813,834	2,906
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(1,670,631)	(1,275,010)	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(396,603)	- 541,089	3
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	- (484,743)	—	51
Total		$(1,841,582)	$79,913	2,961

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Notes to Financial Statements (continued)

March 31, 2017

4. INVESTMENTS IN DERIVATIVES (continued)

High Yield Floating Rate
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$1,810,727	$160,958	218
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	94,107	—	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(121,479)	401,820	2
Equity	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(698,367)	(515,928)	3
Total		$1,084,988	$46,850	224

Investment Grade Credit
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(124,241)	$(27,465)	561
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	113,289	3,140	20
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	118,010	(6,866)	1
Total		$107,058	$(31,191)	582

Local Emerging Markets Debt
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts, swap contracts and non-deliverable bond forward contracts/Net change in unrealized gain (loss) on futures contracts, swap contracts and non-deliverable bond forward contracts	$203,564	$(1,767,358)	600
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(1,080,593)	(1,577,110)	58
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on swap contracts and forward foreign currency exchange contracts	1,031,448	(7,365,679)	324
Total		$154,419	$(10,710,147)	982

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

U.S. Mortgages
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from Investments, futures contracts/Net change in unrealized gain (loss) on futures contracts,	$(328,925)	$(141,199)	412
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	354,365	(58,833)	3
Total		$25,440	$(200,032)	415

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2017.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2017

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of March 31, 2017:

Dynamic Emerging Markets Debt Fund
	Derivative Assets(1)			Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total
Bank of America Securities LLC	$47,192	$—	$47,192	$(9,953)	$—	$(9,953)	$37,239	$—	$37,239
Barclays Bank PLC	9,921	—	9,921	(3,278)	—	(3,278)	6,643	—	6,643
Citibank NA	1,457	—	1,457	(78,552)	—	(78,552)	(77,095)	—	(77,095)
Credit Suisse International (London)	226	—	226	(4,386)	—	(4,386)	(4,160)	4,160	—
Deutsche Bank AG	12,546	—	12,546	(15,026)	—	(15,026)	(2,480)	—	(2,480)
JPMorgan Securities, Inc.	112	—	112	(22,064)	—	(22,064)	(21,952)	—	(21,952)
Morgan Stanley & Co. International PLC	4,097	364,801	368,898	(14,605)	(281,247)	(295,852)	73,046	—	73,046
Total	$75,551	$364,801	$440,352	$(147,864)	$(281,247)	$(429,111)	$11,241	$4,160	$15,401
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

Emerging Markets Debt Fund
	Derivative Assets(1)			Derivative Liabilities(1)			Net Derivatives Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total
Bank of America Securities LLC	$900,260	$—	$900,260	$(694,098)	$—	$(694,098)	$206,162	$(206,162)	$—
Barclays Bank PLC	193,234	—	193,234	(479,161)	—	(479,161)	(285,927)	285,927	—
Citibank NA	566,736	—	566,736	(2,950,364)	—	(2,950,364)	(2,383,628)	1,720,000	(663,628)
Deutsche Bank AG	1,242,768	—	1,242,768	(938,968)	—	(938,968)	303,800	(303,800)	—
JPMorgan Securities, Inc.	40,500	—	40,500	(982,965)	—	(982,965)	(942,465)	520,000	(422,465)
Morgan Stanley & Co. International PLC	74,397	12,209,536	12,283,933	(353,221)	(12,021,090)	(12,374,311)	(90,378)	90,378	—
UBS AG (London)	—	—	—	(351,680)	—	(351,680)	(351,680)	—	(351,680)
Total	$3,017,895	$12,209,536	$15,227,431	$(6,750,457)	$(12,021,090)	$(18,771,547)	$(3,544,116)	$2,106,343	$(1,437,773)
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Local Emerging Markets Debt Fund
	Derivative Assets(1)			Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total
Bank of America Securities LLC	$205,310	$—	$205,310	$(429,153)	$—	$(429,153)	$(223,843)	$223,843	$—
Barclays Bank PLC	128,052	—	128,052	(350,111)	—	(350,111)	(222,059)	222,059	—
Citibank NA	337,117	—	337,117	(2,147,718)	—	(2,147,718)	(1,810,601)	1,810,601	—
Credit Suisse International (London)	49,097	—	49,097	(405,992)	—	(405,992)	(356,895)	356,895	—
Deutsche Bank AG	151,031	—	151,031	(3,344,588)	—	(3,344,588)	(3,193,557)	2,970,000	(223,557)
JPMorgan Securities, Inc.	211,514	—	211,514	(6,449,088)	—	(6,449,088)	(6,237,574)	6,237,574	—
Morgan Stanley & Co. International PLC	379,215	7,704,800	8,084,015	(864,001)	(6,346,872)	(7,210,873)	873,142	—	873,142
UBS AG (London)	—	—	—	(68,545)	—	(68,545)	(68,545)	—	(68,545)
Total	$1,461,336	$7,704,800	$9,166,136	$(14,059,196)	$(6,346,872)	$(20,406,068)	$(11,239,932)	$11,820,972	$581,040
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets. For the fiscal year ended March 31, 2017, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Dynamic Emerging Markets Debt	0.90%	0.90%	0.81%	0.77%	0.75%	0.90%	0.80	%#
Emerging Markets Debt	0.80	0.80	0.72	0.68	0.67	0.80	0.80
High Yield	0.70	0.70	0.63	0.60	0.59	0.67	0.67
High Yield Floating Rate	0.60	0.54	0.51	0.50	0.49	0.55	0.53	#
Investment Grade Credit	0.40	0.36	0.34	0.33	0.32	0.40	0.34	#
Local Emerging Markets Debt	0.90	0.90	0.81	0.77	0.75	0.90	0.80	#
U.S. Mortgages	0.40	0.36	0.34	0.33	0.32	0.40	0.34	#

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
#	GSAM has agreed to waive a portion of its management fee in order to achieve the effective net management fee rates shown above through at least July 29, 2017 for the Dynamic Emerging Markets Debt, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds. Prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. Where the application of the above contractual management fee breakpoint schedule of a Fund would result in a lower management fee rate, the breakpoint schedule will be applied to the Fund’s assets.

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2017

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the fiscal year ended March 31, 2017, the management fee waived by GSAM was for each Fund as follows:

Fund	Management Fee Waived
Dynamic Emerging Markets Debt	$760
Emerging Markets Debt	24,866
High Yield	185,726
High Yield Floating Rate	527,175
Investment Grade Credit	6,678
Local Emerging Markets Debt	19,242
U.S. Mortgages	88,999

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds.

The Trust, on behalf of Services Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal account maintenance to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Services Shares of the Funds.

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution Plan	0.25%	0.75%	0.50%	—%
Service Plan	—	—	—	0.25

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended March 31, 2017, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Dynamic Emerging Markets Debt	$198	$—
Emerging Markets Debt	14,945	—
High Yield	13,317	9
High Yiele Floating Rate	2,780	—
Investment Grade Credit	5,046	—
Local Emerging Markets Debt	833	—
U.S. Mortgages	960	—

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C or Service Shares of the Funds, as applicable.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional, Separate Account Institutional and Service Shares.

Effective as of July 29, 2016, Goldman Sachs waived a portion of the transfer agency fees equal to 0.04% of Class A, Class C and Class IR Shares of the Local Emerging Markets Debt Fund.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, are 0.054%, 0.054%, 0.024%, 0.104%, 0.004%, 0.074% and 0.074%, respectively. These Other Expense limitations will remain in place through at least July 29, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2017

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended March 31, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund Name	Management Fee Waiver	Transfer Agency Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Dynamic Emerging Markets Debt	$38,001	$—	$397,825	$435,826
Emerging Markets Debt	24,938	—	64,226	89,164
High Yield	185,864	—	—	185,864
High Yield Floating Rate	527,179	—	—	527,179
Investment Grade Credit	226,561	—	344,765	601,326
Local Emerging Markets Debt	505,314	29,394	510,166	1,044,874
U.S. Mortgages	301,683	—	265,103	566,786

G.  Line of Credit Facility — As of March 31, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2017, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the fiscal year ended March 31, 2017, Goldman Sachs earned $70,837, 16,527, 15,785 and 18,354 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Goldman Sachs Emerging Markets Debt, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the fiscal year ended March 31, 2017, the purchase and sale transactions and related net realized gain (loss) for the Funds with an affiliated fund in compliance with Rule 17a-7 under the Act were as follows:

	Purchases at cost	Proceeds from sales	Net realized gain (loss)
Dynamic Emerging Markets Debt Fund	$117,250	$—	$—
High Yield Fund	9,008,471	—	—

As of March 31, 2017, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Balanced Strategies Portfolio	Goldman Sachs Growth and Income Portfolio	Goldman Sachs Satellite Strategies Portfolio
Local Emerging Markets Debt	5%	6%	11%

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of March 31, 2017, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class C, Institutional, Class IR, Class R and Class R6 Shares of the following Funds:

Fund	Class C	Institutional	Class IR	Class R	Class R6
Dynamic Emerging Markets Debt	6%	12%	14%	100%	—
High Yield Floating Rate	—	—	—	100	—
Investment Grade Credit	—	—	—	—	89%

As of March 31, 2017, 9% of the High Yield Floating Rate Fund’s total outstanding voting shares were held by the Tactical Tilt Overlay Fund.

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund and Goldman Sachs Treasury Access 0-1 Year ETF for the fiscal year ended March 31, 2017:

Fund	Underlying Fund	Market Value 3/31/16	Purchases at Cost	Proceeds from Sales	Net Realized Gain (loss)	Net Change in Unrealized Gain (Loss)	Market Value 3/31/17	Dividend Income
Dynamic Emerging Markets Debt	Goldman Sachs Financial Square Government Fund — Institutional Shares	$—	$15,434,740	$(14,807,398)	$—	$—	$627,342	$1,960
Emerging Markets Debt	Goldman Sachs Financial Square Government Fund — Institutional Shares	—	541,094,244	(533,570,579)	—	—	7,523,665	67,660
High Yield	Goldman Sachs Financial Square Government Fund — Institutional Shares	135,148,758	1,993,444,600	(2,058,501,535)	—	—	70,091,823	375,920
	Goldman Sachs Treasury Access 0-1 Year ETF	—	25,016,400	—	—	(8,900)	25,007,500	15,869
High Yield Floating Rate	Goldman Sachs Financial Square Government Fund — Institutional Shares	280,623,494	1,676,922,413	(1,423,376,599)	—	—	534,169,308	1,247,393
	Goldman Sachs Treasury Access 0-1 Year ETF	—	17,513,729	—	—	1,224	17,514,953	15,909
Investment Grade Credit	Goldman Sachs Financial Square Government Fund — Institutional Shares	75	139,287,974	(133,100,608)	—	—	6,187,441	16,515

177

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2017

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Fund	Underlying Fund	Market Value 3/31/16	Purchases at Cost	Proceeds from Sales	Net Realized Gain (loss)	Net Change in Unrealized Gain (Loss)	Market Value 3/31/17	Dividend Income
Local Emerging Markets Debt	Goldman Sachs Financial Square Government Fund — Institutional Shares	$2,148,011	$367,399,100	$(362,944,157)	$—	$—	$6,602,954	$47,107
U.S. Mortgages	Goldman Sachs Financial Square Government Fund — Institutional Shares	48,424,630	473,157,180	(448,598,332)	—	—	72,983,478	199,299

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2017, were:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Dynamic Emerging Markets Debt	$9,745,778	$37,497,537	$11,443,954	$54,613,345
Emerging Markets Debt	388,993,362	1,685,600,338	401,479,050	867,595,071
High Yield	—	3,394,056,027	—	3,539,668,792
High Yield Floating Rate	—	2,185,396,856	—	1,723,377,309
Investment Grade Credit	52,672,738	205,136,851	83,911,786	171,703,436
Local Emerging Markets Debt	118,635,955	347,810,720	121,853,701	548,502,429
U.S. Mortgages	4,206,598,454	46,738,533	4,068,497,147	15,820,494

The table below summarizes the reverse repurchase agreement activity for the fiscal year ended March 31, 2017:

Fund	Average amount of borrowings	Weighted average interest rate (Paid) Received	Number of days outstanding during the period
Emerging Markets Debt	$14,115,580	0.200%	365
High Yield	17,559,896	0.308	331

178

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS (continued)

The following table sets forth the Emerging Markets Debt Fund’s different types of investments pledged as collateral and the remaining contractual maturities of the reverse repurchase agreements as of March 31, 2017:

	Remaining Contractual Maturity of the Agreements As of March 31, 2017
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Reverse Repurchase Agreements
Sovereign Debt Obligations	$—	$—	$—	$3,486,960	$3,486,960
Total Borrowings	$—	$—	$—	$3,486,960	$3,486,960
Gross amount of recognized liabilities for reverse repurchase agreements					$3,486,960

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2017 was as follows:

	Dynamic Emerging Markets Debt	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Distribution paid from:
Ordinary income	$1,487,607	$72,842,509	$214,675,890	$138,144,429	$13,579,308	$—	$8,910,506
Net long-term capital gains	17,590	—	—	—	—	—	—
Total taxable distributions	$1,505,197	$72,842,509	$214,675,890	$138,144,429	$13,579,308	$—	$8,910,506
Tax return of capital	$361,501	$—	$—	$2,709,502	$—	$28,376,385	$96,751
The tax character of distributions paid during the fiscal year ended March 31, 2016 was as follows:
	Dynamic Emerging Markets Debt	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Distribution paid from:
Ordinary income	$47,029	$60,946,201	$266,718,239	$158,418,963	$16,007,680	$—	$7,994,861
Net long-term capital gains	—	—	—	—	1,366,147	—	—
Total taxable distributions	$47,029	$60,946,201	$266,718,239	$158,418,963	$17,373,827	$—	$7,994,861
Tax return of capital	$1,325,783	$—	$12,065,706	$—	$—	$57,517,076	$18,019
As of March 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:
	Dynamic Emerging Markets Debt	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Undistributed ordinary income — net	$—	$10,885,516	$981,494	$—	$947,343	$—	$—
Undistributed long-term capital gains	—	—	—	—	—	—	—
Total undistributed earnings	$—	$10,885,516	$981,494	$—	$947,343	$—	$—

179

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2017

7. TAX INFORMATION (continued)

	Dynamic Emerging Markets Debt	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Capital loss carryforwards:(1)(2)
Perpetual Short-Term	$—	$(8,366,346)	$(96,805,065)	$(31,451,966)	$(2,219,246)	$(99,873,395)	$(624,154)
Perpetual Long-Term	—	(19,772,239)	(249,534,619)	(56,520,913)	(2,558,184)	(34,960,880)	(860,066)
Timing differences (Qualified Late Year Loss Deferral/Post October Loss Deferral/Distribution Payable/ Straddle Loss Deferral/Defaulted Bonds Tax Accrual)	$(1,095,533)	$(16,317,296)	$(1,672,120)	$(6,928,513)	$(863,398)	$(52,455,817)	$(5,239,609)
Unrealized gains (losses) — net	438,597	(9,363,110)	43,542,801	(80,346,668)	5,822,532	(44,836,985)	(14,518)
Total accumulated earnings (losses) net	$(656,936)	$(42,933,475)	$(303,487,509)	$(175,248,060)	$1,129,047	$(232,127,077)	$(6,738,347)
(1) Expiration occurs on March 31 of the year indicated.
(2) The Dynamic Emerging Markets Debt and Emerging Markets Debt Funds utilized $352,180, and $757,590, respectively, of capital losses in the current fiscal year.
As of March 31, 2017, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:
	Dynamic Emerging Markets Debt	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Tax Cost	$19,215,515	$1,791,655,098	$3,783,520,736	$4,163,625,408	$421,409,857	$347,241,223	$624,800,234
Gross unrealized gain	947,565	40,585,467	141,484,805	29,932,005	9,757,596	7,842,456	3,284,558
Gross unrealized loss	(326,842)	(39,968,317)	(96,710,018)	(109,703,484)	(3,940,907)	(35,823,661)	(2,793,253)
Net unrealized gains (losses) on securities	$620,723	$617,150	$44,774,787	$(79,771,479)	$5,816,689	$(27,981,205)	$491,305
Net unrealized gains (losses) on other investments	$(182,126)	$(9,980,260)	$(1,231,986)	$(575,189)	$5,843	$(16,855,780)	$(505,823)
Net unrealized gains (losses)	$438,597	$(9,363,110)	$43,542,801	$(80,346,668)	$5,822,532	$(44,836,985)	$(14,518)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts and foreign currency contracts, differences related to the tax treatment of inflation protected securities, swap transactions, material modification of debt securities, and foreign currency transactions.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from net operating loss, return of capital distributions, and differences in the tax treatment of underlying fund investments, swap transactions, foreign currency transactions, consent fees, inflation protected securities, the recognition of income and gains/losses of certain bonds, material modification of debt securities, paydown gain/loss, and realized capital gains tax.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Dynamic Emerging Markets Debt	—	$1,283,777	$(1,283,777)
Emerging Markets Debt	—	2,430,762	(2,430,762)
High Yield	—	540,763	(540,763)
High Yield Floating Rate	—	3,190,893	(3,190,893)

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Investment Grade Credit	—	$(109,457)	$109,457
Local Emerging Markets Debt	(185,032,804)	122,095,383	62,937,421
U.S. Mortgages	(96,751)	(4,009,936)	4,106,687

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, it will subject the Fund, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

181

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2017

8. OTHER RISKS (continued)

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage, the sum of that Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. A Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

8. OTHER RISKS (continued)

trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Non-Diversification Risk — Each of the Dynamic Emerging Markets Debt Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Sector Risk — To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund will be subject, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

183

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2017

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Dynamic Emerging Markets Debt Fund

	For the Fiscal Year Ended March 31, 2017		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	26,020	$217,141	13,900	$114,060
Reinvestment of distributions	1,491	12,411	3,161	25,717
Shares redeemed	(55,889)	(463,642)	(32,372)	(253,968)
	(28,378)	(234,090)	(15,311)	(114,191)
Class C Shares
Shares sold	13,404	108,301	—	—
Reinvestment of distributions	303	2,539	210	1,720
Shares redeemed	(751)	(6,159)	(2,571)	(20,859)
	12,956	104,681	(2,361)	(19,139)
Institutional Shares
Shares sold	1,219,685	10,260,246	3,390,796	27,623,840
Reinvestment of distributions	90,751	760,594	111,683	907,279
Shares redeemed	(3,506,501)	(29,418,694)	(592,259)	(4,673,540)
	(2,196,065)	(18,397,854)	2,910,220	23,857,579
Class IR Shares
Shares sold	21,085	177,209	863	7,000
Reinvestment of distributions	525	4,374	142	1,144
Shares redeemed	(4,160)	(34,002)	—	—
	17,450	147,581	1,005	8,144
Class R Shares
Reinvestment of distributions	128	1,070	108	880
	128	1,070	108	880
NET INCREASE (DECREASE)	(2,193,909)	$(18,378,612)	2,893,661	$23,733,273

184

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Emerging Markets Debt Fund

	For the Fiscal Year Ended March 31, 2017		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,846,256	$99,050,373	4,665,161	$56,375,727
Reinvestment of distributions	459,953	5,820,133	404,652	4,880,615
Shares redeemed	(9,138,500)	(114,848,907)	(3,788,830)	(45,371,323)
	(832,291)	(9,978,401)	1,280,983	15,885,019
Class C Shares
Shares sold	834,776	10,637,203	423,422	5,111,604
Reinvestment of distributions	80,259	1,015,032	87,245	1,052,806
Shares redeemed	(610,940)	(7,755,798)	(761,168)	(9,166,757)
	304,095	3,896,437	(250,501)	(3,002,347)
Institutional Shares
Shares sold	94,600,959	1,205,005,663	41,503,508	501,021,562
Reinvestment of distributions	4,069,507	51,594,642	4,176,383	50,670,957
Shares redeemed	(41,707,693)	(524,645,193)	(99,497,646)	(1,210,709,072)
	56,962,773	731,955,112	(53,817,755)	(659,016,553)
Class IR Shares
Shares sold	6,677,308	84,538,542	571,647	6,869,523
Reinvestment of distributions	141,929	1,797,732	63,083	762,403
Shares redeemed	(1,484,524)	(18,717,551)	(422,066)	(5,043,642)
	5,334,713	67,618,723	212,664	2,588,284
Class R6 Shares(a)
Shares sold	2,242,161	27,736,891	37,482	431,031
Reinvestment of distributions	34,207	431,205	434	5,205
Shares redeemed	(69,360)	(878,073)	(571)	(6,962)
	2,207,008	27,290,023	37,345	429,274
NET INCREASE (DECREASE)	63,976,298	$820,781,894	(52,537,264)	$(643,116,323)

(a)	Commenced operations on July 31, 2015.

185

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2017

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	High Yield Fund

	For the Fiscal Year Ended March 31, 2017		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	19,592,458	$126,612,863	33,525,228	$209,770,367
Reinvestment of distributions	2,625,392	16,790,902	3,239,087	20,610,259
Shares redeemed	(43,363,372)	(279,308,089)	(51,291,956)	(322,285,814)
	(21,145,522)	(135,904,324)	(14,527,641)	(91,905,188)
Class C Shares
Shares sold	585,248	3,725,250	608,378	3,828,902
Reinvestment of distributions	301,739	1,931,627	372,179	2,367,490
Shares redeemed	(2,450,930)	(15,700,076)	(2,872,428)	(18,301,746)
	(1,563,943)	(10,043,199)	(1,891,871)	(12,105,354)
Institutional Shares
Shares sold	154,525,466	995,265,563	205,189,144	1,303,287,827
Reinvestment of distributions	26,691,708	171,283,408	36,789,982	235,269,548
Shares redeemed	(196,884,291)	(1,252,351,895)	(437,980,962)	(2,763,912,787)
	(15,667,117)	(85,802,924)	(196,001,836)	(1,225,355,412)
Service Shares
Shares sold	304,748	1,944,152	441,299	2,833,687
Reinvestment of distributions	88,607	566,754	101,790	645,493
Shares redeemed	(995,699)	(6,339,304)	(674,406)	(4,252,353)
	(602,344)	(3,828,398)	(131,317)	(773,173)
Class IR Shares
Shares sold	4,267,504	27,990,353	275,748	1,761,052
Reinvestment of distributions	113,613	733,724	103,875	662,275
Shares redeemed	(833,891)	(5,374,048)	(888,279)	(5,709,368)
	3,547,226	23,350,029	(508,656)	(3,286,041)
Class R Shares
Shares sold	357,387	2,279,552	487,916	3,061,348
Reinvestment of distributions	116,933	747,506	136,322	863,648
Shares redeemed	(758,033)	(4,820,355)	(645,111)	(4,076,039)
	(283,713)	(1,793,297)	(20,873)	(151,043)
Class R6 Shares(a)
Shares sold	8,023,489	52,075,156	28,612,859	178,673,267
Reinvestment of distributions	1,519,576	9,770,132	578,904	3,472,089
Shares redeemed	(5,785,080)	(37,092,290)	(2,276,517)	(13,627,036)
	3,757,985	24,752,998	26,915,246	168,518,320
NET DECREASE	(31,957,428)	$(189,269,115)	(186,166,948)	$(1,165,057,891)

(a)	Commenced operations on July 31, 2015.

186

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	High Yield Floating Rate Fund

	For the Fiscal Year Ended March 31, 2017		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	387,742	$3,746,360	1,807,090	$17,903,306
Reinvestment of distributions	27,737	268,757	40,879	397,875
Shares redeemed	(397,228)	(3,860,254)	(1,767,513)	(17,298,273)
	18,251	154,863	80,456	1,002,908
Class C Shares
Shares sold	107,350	1,043,553	27,814	268,289
Reinvestment of distributions	6,629	64,270	5,894	56,730
Shares redeemed	(31,505)	(305,452)	(42,839)	(410,894)
	82,474	802,371	(9,131)	(85,875)
Institutional Shares
Shares sold	133,635,635	1,297,544,491	150,739,619	1,459,525,317
Reinvestment of distributions	14,394,178	139,616,112	16,273,648	157,037,143
Shares redeemed	(87,415,863)	(844,999,783)	(238,798,504)	(2,294,504,035)
	60,613,950	592,160,820	(71,785,237)	(677,941,575)
Class IR Shares
Shares sold	664,704	6,459,064	57,233	565,011
Reinvestment of distributions	7,127	69,235	4,760	45,696
Shares redeemed	(378,620)	(3,680,874)	(13,001)	(125,995)
	293,211	2,847,425	48,992	484,712
Class R Shares
Reinvestment of distributions	45	417	40	390
	45	417	40	390
NET INCREASE (DECREASE)	61,007,931	$595,965,896	(71,664,880)	$(676,539,440)

187

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2017

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Investment Grade Credit Fund

	For the Fiscal Year Ended March 31, 2017		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,683,527	$15,296,601	944,601	$8,538,173
Reinvestment of distributions	94,744	869,976	110,624	999,869
Shares redeemed	(1,277,225)	(11,636,432)	(1,083,853)	(9,806,825)
	501,046	4,530,145	(28,628)	(268,783)
Institutional Shares
Shares sold	3,982,845	36,548,888	4,952,815	44,182,193
Reinvestment of distributions	510,257	4,688,942	708,414	6,409,234
Shares redeemed	(6,000,626)	(55,253,448)	(7,172,863)	(64,438,781)
	(1,507,524)	(14,015,618)	(1,511,634)	(13,847,354)
Separate Account Institutional Shares
Shares sold	4,628,455	42,213,095	3,907,875	35,307,428
Reinvestment of distributions	757,873	6,964,260	947,806	8,573,650
Shares redeemed	(4,201,057)	(38,614,253)	(5,864,947)	(53,052,359)
	1,185,271	10,563,102	(1,009,266)	(9,171,281)
Class IR Shares
Shares sold	377,992	3,437,534	49,416	446,525
Reinvestment of distributions	6,402	58,731	4,640	41,964
Shares redeemed	(55,260)	(502,134)	(48,635)	(440,515)
	329,134	2,994,131	5,421	47,974
Class R6 Shares(a)
Shares sold	143	1,320	1,096	10,005
Reinvestment of distributions	40	364	31	274
Shares redeemed	—	—	(1)	(5)
	183	1,684	1,126	10,274
NET INCREASE (DECREASE)	508,110	$4,073,444	(2,542,981)	$(23,229,170)

(a)	Commenced operations on July 31, 2015.

188

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Local Emerging Markets Debt Fund

	For the Fiscal Year Ended March 31, 2017		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,173,203	$26,246,105	16,188,007	$108,203,140
Reinvestment of distributions	930,467	5,874,622	1,413,380	8,876,842
Shares redeemed	(25,454,242)	(158,705,973)	(15,628,190)	(94,942,849)
	(20,350,572)	(126,585,246)	1,973,197	22,137,133
Class C Shares
Shares sold	129,085	826,599	154,250	999,714
Reinvestment of distributions	44,439	280,743	48,962	310,761
Shares redeemed	(233,455)	(1,459,222)	(565,871)	(3,645,519)
	(59,931)	(351,880)	(362,659)	(2,335,044)
Institutional Shares
Shares sold	21,691,572	137,289,001	56,849,733	355,705,584
Reinvestment of distributions	3,374,511	21,301,355	7,276,668	46,447,287
Shares redeemed	(36,296,481)	(225,306,563)	(177,953,649)	(1,096,683,583)
	(11,230,398)	(66,716,207)	(113,827,248)	(694,530,712)
Class IR Shares
Shares sold	2,072,286	12,985,981	1,358,482	8,407,638
Reinvestment of distributions	100,468	631,328	44,357	272,819
Shares redeemed	(2,844,694)	(17,714,143)	(355,067)	(2,215,273)
	(671,940)	(4,096,834)	1,047,772	6,465,184
NET DECREASE	(32,312,841)	$(197,750,167)	(111,168,938)	$(668,263,439)

189

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2017

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	U.S. Mortgages Fund

	For the Fiscal Year Ended March 31, 2017		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,112,320	$43,843,373	1,314,665	$13,993,389
Reinvestment of distributions	105,045	1,113,290	77,837	828,563
Shares redeemed	(3,108,178)	(32,895,090)	(929,079)	(9,875,870)
	1,109,187	12,061,573	463,423	4,946,082
Institutional Shares
Shares sold	3,109,654	33,073,791	2,788,512	29,691,367
Reinvestment of distributions	142,513	1,514,599	127,680	1,362,411
Shares redeemed	(2,882,373)	(30,654,642)	(1,526,865)	(16,270,553)
	369,794	3,933,748	1,389,327	14,783,225
Class IR Shares
Shares sold	14,150,134	148,187,797	500,930	5,341,478
Reinvestment of distributions	63,316	667,471	8,764	93,522
Shares redeemed	(1,169,925)	(12,292,656)	(59,487)	(635,440)
	13,043,525	136,562,612	450,207	4,799,560
Separate Account Institutional Shares
Shares sold	4,129,317	43,703,206	4,759,318	50,456,284
Reinvestment of distributions	446,179	4,729,934	436,710	4,650,369
Shares redeemed	(3,467,155)	(36,585,579)	(3,674,293)	(39,106,986)
	1,108,341	11,847,561	1,521,735	15,999,667
Class R6 Shares(a)
Shares sold	268,893	2,815,809	938	10,005
Reinvestment of distributions	620	6,504	17	182
Shares redeemed	(21,724)	(231,453)	(1)	(5)
	247,789	2,590,860	954	10,182
NET INCREASE	15,878,636	$166,996,354	3,825,646	$40,538,716

(a)	Commenced operations on July 31, 2015.

190

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of

Goldman Sachs Trust and Shareholders of Goldman Sachs Single Sector Fixed Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs U.S. Mortgages Fund, the Goldman Sachs Investment Grade Credit Fund, the Goldman Sachs High Yield Fund, the Goldman Sachs Local Emerging Markets Debt Fund, the Goldman Sachs Emerging Markets Debt Fund, the Goldman Sachs High Yield Floating Rate Fund, and the Goldman Sachs Dynamic Emerging Markets Debt Fund (collectively the “Funds”), funds of the Goldman Sachs Trust, as of March 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 25, 2017

191

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Separate Account Institutional, Class IR, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Separate Account Institutional, Class IR, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2016 through March 31, 2017, which represents a period of 182 out of 365 days.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Dynamic Emerging Markets Debt Fund				Emerging Markets Debt Fund				High Yield Fund				High Yield Floating Rate Fund
Share Class	Beginning Account Value 10/1/16	Ending Account Value 3/31/17		Expenses Paid for the 6 months ended 3/31/17*	Beginning Account Value 10/1/16	Ending Account Value 3/31/17		Expenses Paid for the 6 months ended 3/31/17*	Beginning Account Value 10/1/16	Ending Account Value 3/31/17		Expenses Paid for the 6 months ended 3/31/17*	Beginning Account Value 10/1/16	Ending Account Value 3/31/17		Expenses Paid for the 6 months ended 3/31/17*
Class A
Actual	$1,000.00	$1,010.80		$6.12	$1,000.00	$993.00		$6.11	$1,000.00	$1,045.50		$5.46	$1,000.00	$1,018.30		$4.73
Hypothetical 5% return	1,000.00	1,018.85	+	6.14	1,000.00	1,018.80	+	6.19	1,000.00	1,019.60	+	5.39	1,000.00	1,020.24	+	4.73
Class C
Actual	1,000.00	1,007.00		9.86	1,000.00	989.30		9.82	1,000.00	1,041.60		9.26	1,000.00	1,014.50		8.49
Hypothetical 5% return	1,000.00	1,015.11	+	9.90	1,000.00	1,015.06	+	9.95	1,000.00	1,015.86	+	9.15	1,000.00	1,016.51	+	8.50
Institutional
Actual	1,000.00	1,010.20		4.46	1,000.00	994.70		4.43	1,000.00	1,047.20		3.67	1,000.00	1,019.00		3.02
Hypothetical 5% return	1,000.00	1,020.49	+	4.48	1,000.00	1,020.49	+	4.48	1,000.00	1,021.34	+	3.63	1,000.00	1,021.94	+	3.02
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,044.70		6.22	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,018.85	+	6.14	N/A	N/A		N/A
Class IR
Actual	1,000.00	1,010.90		4.86	1,000.00	994.20		4.87	1,000.00	1,046.70		4.13	1,000.00	1,018.50		3.47
Hypothetical 5% return	1,000.00	1,020.10	+	4.89	1,000.00	1,020.05	+	4.94	1,000.00	1,020.89	+	4.08	1,000.00	1,021.49	+	3.48
Class R
Actual	1,000.00	1,008.40		7.36	N/A	N/A		N/A	1,000.00	1,044.20		6.68	1,000.00	1,017.10		5.93
Hypothetical 5% return	1,000.00	1,017.60	+	7.39	N/A	N/A		N/A	1,000.00	1,018.40	+	6.59	1,000.00	1,019.05	+	5.94
Class R6
Actual	N/A	N/A		N/A	1,000.00	994.80		4.33	1,000.00	1,047.30		3.57	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,020.59	+	4.38	1,000.00	1,021.44	+	3.53	N/A	N/A		N/A

192

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2017 (Unaudited) (continued)

	Investment Grade Credit Fund				Local Emerging Markets Debt Fund				U.S. Mortgages Fund
Share Class	Beginning Account Value 10/1/16	Ending Account Value 3/31/17		Expenses Paid for the 6 months ended 3/31/17*	Beginning Account Value 10/1/16	Ending Account Value 3/31/17		Expenses Paid for the 6 months ended 3/31/17*	Beginning Account Value 10/1/16	Ending Account Value 3/31/17		Expenses Paid for the 6 months ended 3/31/17*
Class A
Actual	$1,000.00	$980.00		$3.55	$1,000.00	$1,008.20		$6.21	$1,000.00	$984.90		$3.81
Hypothetical 5% return	1,000.00	1,021.34	+	3.63	1,000.00	1,018.75	+	6.24	1,000.00	1,021.09	+	3.88
Class C
Actual	N/A	N/A		N/A	1,000.00	1,001.30		9.78	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,015.16	+	9.85	N/A	N/A		N/A
Institutional
Actual	1,000.00	981.70		1.88	1,000.00	1,005.00		4.55	1,000.00	985.70		2.13
Hypothetical 5% return	1,000.00	1,023.04	+	1.92	1,000.00	1,020.39	+	4.58	1,000.00	1,022.79	+	2.17
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Separate Account Institutional
Actual	1,000.00	981.70		1.88	N/A	N/A		N/A	1,000.00	986.60		2.13
Hypothetical 5% return	1,000.00	1,023.04	+	1.92	N/A	N/A		N/A	1,000.00	1,022.79	+	2.17
Class IR
Actual	1,000.00	981.30		2.32	1,000.00	1,006.30		4.85	1,000.00	985.20		2.43
Hypothetical 5% return	1,000.00	1,022.59	+	2.37	1,000.00	1,020.10	+	4.89	1,000.00	1,022.49	+	2.47
Class R6
Actual	1,000.00	981.80		1.88	N/A	N/A		N/A	1,000.00	986.70		1.98
Hypothetical 5% return	1,000.00	1,023.04	+	1.92	N/A	N/A		N/A	1,000.00	1,022.94	+	2.02

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Separate Account Institutional	Class IR	Class R	Class R6
Dynamic Emerging Markets Debt+	1.22	1.97	0.89	N/A	N/A	0.97	1.47	N/A
Emerging Markets Debt+	1.23	1.98	0.89	N/A	N/A	0.98	N/A	0.87
High Yield+	1.07	1.82	0.72	1.22	N/A	0.81	1.31	0.71
High Yield Floating Rate+	0.94	1.69	0.60	N/A	N/A	0.69	1.18	N/A
Investment Grade Credit+	0.72	N/A	0.38	N/A	0.38	0.47	N/A	0.38
Local Emerging Markets Debt+	1.24	1.96	0.91	N/A	N/A	0.97	N/A	N/A
U.S. Mortgages+	0.77	N/A	0.43	N/A	0.43	0.49	N/A	0.41

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

193

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 75	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Chairman of the Board of Trustees, Goldman Sachs Trust II (2012-2016), Goldman Sachs MLP Income Opportunities Fund (2013-2016), Goldman Sachs MLP and Energy Renaissance Fund (2014-2016), and Goldman Sachs ETF Trust (2014-2016); Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs BDC, Inc.; and Goldman Sachs Private Middle Market Credit LLC.

				106	None
Kathryn A. Cassidy Age: 63	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Diana M. Daniels Age: 67	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Herbert J. Markley Age: 66	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Jessica Palmer Age: 68	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None

194

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 56	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a ceiling materials manufacturer) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				104	Armstrong World Industries, Inc. (a ceiling materials manufacturer)
Gregory G. Weaver Age: 65	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	Verizon Communications Inc.

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	138	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2017, Goldman Sachs Trust consisted of 90 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (seven of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

195

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 48	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of March 31, 2017 except with respect to Joseph F. DiMaria, for whom information is provided as of May 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Single Sector Fixed Income Funds Tax Information (Unaudited)

For the fiscal year ended March 31, 2017, 0.04% of the dividends paid from net investment company taxable income by the High Yield Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Dynamic Emerging Markets Debt Fund designates $17,590, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended March 31, 2017.

Pursuant to Section 871(k) of the Internal Revenue Code, the Dynamic Emerging Markets Debt Fund designates $478,133, as short-term capital gain dividends paid during the fiscal year ended March 31, 2017.

196

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.17 trillion in assets under supervision as of March 31, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund[4]
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Fixed Income Macro Strategies Fund

Fundamental Equity

∎	Growth and Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Focused Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Growth Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Dynamic U.S. Equity Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Dynamic Allocation Fund
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of March 31, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

© 2017 Goldman Sachs. All rights reserved. 91956-TMPL-05/2017-529651 SSFIAR-17/68K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2017	2016	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,663,521	$3,724,925	Financial Statement audits.

Audit-Related Fees:

• PwC	$274,516	$158,000	Other attest services.

Tax Fees:

• PwC	$1,115,843	$1,091,628	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2017	2016	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,860,429	$1,653,616	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and Semi-Annual Updates related to withholding tax accrual for non-US Jurisdictions. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended March 31, 2017 and March 31, 2016 were approximately $1,390,359 and $1,249,628 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2016 and December 31, 2015 were approximately $11.4 million and $14.4 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2016 and 2015 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	May 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	May 30, 2017

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	May 30, 2017